Due to size constraints, this filing is being made in 2 related submissions.  This submission is the first of the 2 related submissions.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-07572

Principal Funds, Inc.

(Exact name of registrant as specified in charter)

711 High Street, Des Moines, IA 50392-2080

(Address of principal executive offices) (Zip code)

Principal Management Corporation, Des Moines, IA 50392-2080 (Name and address of agent for service)

Registrant’s telephone number, including area code:		515-247-6783
Date of fiscal year end:	October 31, 2010
Date of reporting period:	October 31, 2010

ITEM 1 – REPORT TO STOCKHOLDERS

PRINCIPAL FUNDS

Institutional, J & R Share Classes

Annual Report

October 31, 2010

Table of Contents

Economic & Financial Market Review	2
Important Fund Information	3
Bond & Mortgage Securities Fund	4
Core Plus Bond Fund I	5
Disciplined LargeCap Blend Fund	6
Diversified International Fund	7
Equity Income Fund	8
Global Diversified Income Fund	9
Global Real Estate Securities Fund	10
Government & High Quality Bond Fund	11
High Yield Fund	12
High Yield Fund I	13
Income Fund	14
Inflation Protection Fund	15
International Emerging Markets Fund	16
International Fund I	17
International Growth Fund	18
International Value Fund I	19
LargeCap Blend Fund II	20
LargeCap Growth Fund	21
LargeCap Growth Fund I	22
LargeCap Growth Fund II	23
LargeCap S&P 500 Index Fund	24
LargeCap Value Fund	25
LargeCap Value Fund I	26
LargeCap Value Fund III	27
MidCap Blend Fund	28
MidCap Growth Fund	29
MidCap Growth Fund III	30
MidCap S&P 400 Index Fund	31
MidCap Value Fund I	32
MidCap Value Fund III	33
Principal Capital Appreciation Fund	34
Principal LifeTime 2010 Fund	35
Principal LifeTime 2015 Fund	36
Principal LifeTime 2020 Fund	37
Principal LifeTime 2025 Fund	38
Principal LifeTime 2030 Fund	39

Table of Contents

Principal LifeTime 2035 Fund	40
Principal LifeTime 2040 Fund	41
Principal LifeTime 2045 Fund	42
Principal LifeTime 2050 Fund	43
Principal LifeTime 2055 Fund	44
Principal LifeTime Strategic Income Fund	45
Real Estate Securities Fund	46
SAM Balanced Portfolio	47
SAM Conservative Balanced Portfolio	48
SAM Conservative Growth Portfolio	49
SAM Flexible Income Portfolio	50
SAM Strategic Growth Portfolio	51
Short-Term Income Fund	52
SmallCap Blend Fund	53
SmallCap Growth Fund	54
SmallCap Growth Fund I	55
SmallCap Growth Fund II	56
SmallCap S&P 600 Index Fund	57
SmallCap Value Fund	58
SmallCap Value Fund I	59
SmallCap Value Fund II	60
Glossary	61
Financial Statements	69
Notes to Financial Statements	167
Schedules of Investments	210
Financial Highlights	486
Report of Registered Independent Public Accounting Firm	602
Shareholder Expense Example	603
Supplemental Information	612

1

Economic & Financial Market Review

The U.S. stock market rallied through the first half of the fiscal year, then lost steam in April. Mounting investor concerns on a number of fronts led to heightened risk aversion and increased market volatility that continued throughout the spring and summer. Key investor concerns included high unemployment and a weak housing market in the U.S., along with government debt issues in the euro zone and a potential slowdown in China. However, in August investors’ risk appetites were revived, thanks in part to assurance from the Federal Reserve Board that they would use all available tools to stoke the U.S. economy. The renewed rally remained in full swing as of October 31, 2010.1, 2

Weak housing data and high unemployment continued to drag on the U.S. economy during the one-year period as Gross Domestic Product (GDP) showed rather modest growth:

  While existing-home sales improved 10.0% from August-September 2010, they remained 19.0% below September 2009;3 meanwhile, new-home sales—which climbed 6.6% in September relative to August—still remained 21.5% below their September 2009 level.4 Complicating housing further was the decision by some banks to suspend their foreclosure processes (amid concerns that lax documentation could be causing unauthorized foreclosures).5
  With too-few jobs being created in the modestly-growing economy, as of October 31st the unemployment rate remained at 9.6% (where it had been stuck for more than a year). Though GDP continued to rise during the one-year period — for example, increasing at an inflation-adjusted annual rate of 2.0 percent in the third quarter of 2010 (up from 1.7% in the second quarter), the pace of growth was too slow to generate the hiring needed to lower the unemployment rate.6

For the 1-year period ending October 31, 2010, the broad U.S. equity market posted a return of 18.3%,7 with mid-cap stocks beating large-caps. Growth stocks outperformed value, reflecting the relative strength of technology (the largest sector in the Russell 3000 Growth Index) as well as the relative weakness in financials (the largest sector within the Russell 3000 Value Index). Technology was helped by investor optimism that companies would continue to rely on technology for productivity improvements (particularly in light of the fact that companies generally remained reluctant to add to staff during the period). Financials struggled as investors grappled with the changing landscape of regulatory reform and how it might impact the capital structure and growth opportunities for the industry.8

Internationally, developed markets—with a return of 8.3% for the 1-year period—considerably lagged emerging markets, which delivered 23.5%.9 The weak performance by developed markets reflected in part the precarious financial situation in the euro zone peripheral countries. Emerging markets’ strong performance was supported by much stronger growth within emerging economies.

In fixed income, riskier asset classes (i.e., non-U.S. Treasuries) performed best during the 1-year period. Non-Treasuries were helped by investor anticipation of a second round of quantitative easing by the Federal Reserve. Although this $600 billion program wasn’t announced until early November, Fed Chairman Ben Bernanke suggested the strategy during a speech made in August, and bonds rallied on the announcement. For the one-year period ending October 31st, commercial mortgage-backed securities led the investment-grade universe by outpacing duration-adjusted Treasuries by 14.79%.10 The asset class enjoyed strong demand due to its favorable yield amid very little net new supply. High-yield bonds also performed well, 12.55% ahead of duration-adjusted Treasuries;11 a favorable yield profile and improving fundamentals for many high-yield issuers propelled the asset class. Meanwhile, Treasury yields fell during the one-year period. 2-year Treasury yields dropped from 0.90% as of October 31, 2009 to 0.34% as of October 31, 2010, while 10-year Treasury yields fell from 3.39% to 2.61% over the same period.12

1 “On the Other Hand: Economic Insights,” 2010 First Quarter, April, August and October editions, by Bob Baur and the Principal Global Investors Economic Committee. Bob Baur is a managing director and chief global economist for Principal Global Investors, one of the sub-advisors of the Principal Funds.

2 International and global investment options are subject to additional risk due to fluctuating exchange rates, foreign accounting and financial policies, and other economic and political environments.

[3]	realtor.org/press_room/news_releases/2010/10/sept_strong
[4]	census.gov/const/newressales.pdf
[5]	“Housing Gloom Deepens,” Wall Street Journal, October 26, 2010 (wsj.com)
[6]	“GDP Grows Too Slowly to Fill Jobs Gap,” Wall Street Journal, October 30, 2010 (wsj.com)
[7]	Russell 3000 Index
[8]	Russell family of indexes
[9]	Developed international markets: MSCI EAFE Index; emerging international markets: MSCI EM Index
[10]	As measured by components of Barclays Capital Aggregate Bond Index
[11]	As measured by components of Barclays Capital U.S. High Yield Index
[12]	As measured by FactSet Government Benchmark Yields

Important Fund Information

The following information applies to all funds shown in the annual report:

The line graphs on the following pages illustrate the growth of a hypothetical $10,000 investment. For each fund, the illustration is based on performance of the institutional share class.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

See glossary on page 61 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.

** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Bond & Mortgage Securities Fund

Sub-Advisors: Principal Global Investors, LLC and Spectrum Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	12.71%	4.35%	4.15%	4.49%	3/1/01	12/6/00
	Including Sales Charge	11.71%	4.35%	4.15%	4.49%
Institutional Shares		13.41%	4.96%	4.80%	5.20%	3/1/01	12/6/00
R-1 Shares		12.43%	4.07%	3.90%	4.31%	11/1/04	12/6/00
R-2 Shares		12.46%	4.17%	4.01%	4.42%	12/6/00	-
R-3 Shares		12.73%	4.38%	4.22%	4.63%	12/6/00	-
R-4 Shares		12.95%	4.54%	4.39%	4.94%	12/6/00	-
R-5 Shares		13.06%	4.70%	4.54%	4.96%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio outperformed the Barclays Capital Aggregate Bond Index over the 12-month period, driven primarily by positive security selection. As interest rates fell, duration- and yield curve-positioning of the portfolio also contributed positively to performance. Sector allocation added value as well, largely driven by an out-of-index allocation to below-investment-grade corporate bonds and an overweight to commercial mortgage-backed securities. An overweight to investment-grade corporate bonds and an underweight to U.S. Treasuries benefited returns as well. Derivatives were used tactically to hedge exposures and reduce volatility and contributed positively to performance by mitigating losses during periods of spread-widening. Interest rate swaps and U.S. Treasury futures were used to manage duration, benefiting the portfolio as rates fell. Though the portfolio's allocation to cash provided a liquidity cushion, it detracted from performance.

Core Plus Bond Fund I

Sub-Advisor: PIMCO

Average Annual Total Returns* as of October 31, 2010
	1-Year	Since Inception	Inception Date
Institutional Shares	9.57%	10.95%	9/30/08
R-1 Shares	8.56%	10.01%	9/30/08
R-2 Shares	8.74%	10.18%	9/30/08
R-3 Shares	8.94%	10.33%	9/30/08
R-4 Shares	9.06%	10.65%	9/30/08
R-5 Shares	9.21%	10.69%	9/30/08

What contributed to or detracted from Fund performance during the fiscal year?

An overweight to bonds of financial companies added to performance, as financials outperformed the broader corporate market over the period. A yield-curve-steepening bias (implemented via money market futures) also added to performance as the yield curve steepened and Eurodollar futures rallied during the year. In core Europe and the U.S., an overweight to duration (a measure of a portfolio's sensitivity to interest rates) added to returns as interest rates fell during the period. Also, a modest exposure to high-yield credit added to returns, as high-yield bonds outperformed comparable U.S. Treasuries. In addition, a modest exposure to emerging markets (implemented in part through the use of interest rate swaps and credit default swaps) benefited performance as these bonds outperformed Treasuries. The portfolio's underweight to agency mortgage-backed securities hindered performance, as these securities outperformed comparable Treasuries over the period (however, positive security selection mitigated some of the negative performance). Also, an overall underweight to commercial mortgage-backed securities (CMBS) detracted, as these securities rallied (though the portfolio's emphasis on senior, high-quality CMBS added incremental yield).

Disciplined LargeCap Blend Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2010
						Extended
	1-Year	3-Year	5-Year	Since Inception	Inception Date	Performance
						Inception Date
Institutional Shares	14.14%	-8.22%	0.33%	5.50%	12/30/02	-
R-1 Shares	13.17%	-9.02%	-0.53%	4.58%	11/1/04	12/30/02
R-2 Shares	13.29%	-8.90%	-0.42%	4.72%	12/30/02	-
R-3 Shares	13.59%	-8.72%	-0.22%	4.93%	12/30/02	-
R-4 Shares	13.78%	-8.54%	-0.03%	5.13%	12/30/02	-
R-5 Shares	13.95%	-8.44%	0.08%	5.25%	12/30/02	-

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection was most effective in the energy, consumer staples and telecommunication services sectors for the period. Stocks positively affecting relative returns included Red Hat Inc., Oracle Corp. and Bank of America. Stock selection in the consumer discretionary, industrial and information technology sectors hindered performance. Stocks that negatively contributed to the portfolio's relative performance included Microsoft Corp., Gilead Sciences and SuperValue Inc.

Diversified International Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	14.31%	-12.39%	3.15%	2.94%	3/1/01	12/6/00
	Including Sales Charge	13.31%	-12.39%	3.15%	2.94%
Institutional Shares		14.90%	-11.87%	3.77%	3.69%	3/1/01	12/6/00
R-1 Shares		13.95%	-12.63%	2.88%	2.82%	11/1/04	12/6/00
R-2 Shares		14.18%	-12.52%	3.04%	2.94%	12/6/00	-
R-3 Shares		14.29%	-12.36%	3.20%	3.13%	12/6/00	-
R-4 Shares		14.63%	-12.18%	3.39%	3.43%	12/6/00	-
R-5 Shares		15.71%	-11.82%	3.70%	3.56%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio outperformed the MSCI ACWI ex US Index during the period. The financial sector contributed positively to performance, particularly overweight positions in Canadian, UK and Nordic financial stocks, which generally outperformed. Stock selection was positive in the materials sector, where the portfolio benefited from holdings in Teck Cominco Ltd. and Rio Tinto Plc, which were helped by higher commodity prices. From a country perspective, Germany, Australia and France were top performers. Attribution in developed markets was positive, with European stocks generally contributing the most. Stock selection was negative in the consumer staples sector. Overweight positions in Delhaize Group and Yakult Honsha Co. detracted from performance; both stocks suffered due to disappointing earnings results. Stock selection lagged in the health care sector as some of the portfolio's heavier-weighted positions underperformed, especially in the pharmaceuticals area. Roche Holding, Actelion and Sanofi-Aventis were the main detractors. The portfolio's underweight position in emerging markets domiciled securities detracted, as emerging markets outperformed developed markets over the year. (The portfolio's average weight in emerging markets was approximately 10% less than the index.)

Equity Income Fund

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
	1-Year	3-Year	5-Year	10-Year			Performance
					Inception	Date
							Inception Date
Institutional Shares	21.03%	-5.16%	2.71%	6.33%	8.62%	8/1/00	5/31/39
R-1 Shares	20.04%	-6.01%	1.81%	5.47%	8.14%	3/1/10	5/31/39
R-2 Shares	20.15%	-5.90%	1.93%	5.60%	8.28%	3/1/10	5/31/39
R-3 Shares	20.38%	-5.72%	2.12%	5.80%	8.47%	3/1/10	5/31/39
R-4 Shares	20.68%	-5.57%	2.30%	5.95%	8.56%	3/1/10	5/31/39
R-5 Shares	20.77%	-5.54%	2.33%	5.97%	8.56%	3/1/10	5/31/39

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection within the financial sector was the largest positive contributor to performance. Bank of Nova Scotia (a Canadian and international banking company) benefited from the relative stability of its Canadian banking operations and the appeal of its international growth prospects. Also adding value was stock selection within the industrial sector. Deere & Company (a major producer of agricultural machinery) outperformed due to strong agricultural production in key emerging markets and a better outlook for North American farm profitability. Additionally, the portfolio's underweight position in the energy sector benefited performance. The largest detractor to performance was stock selection within the real estate investment trust (REIT) sector. AMB Property Corporation (an industrial REIT) underperformed as soft underlying fundamentals and weak end-market demand did not justify the company's premium valuation. Stock selection within the information technology sector also dragged on performance. Intel Corporation (a manufacturer of semiconductor devices) underperformed; weak recent earnings results and investor concerns about slowing demand for desktop computers weighed on the shares. Stock selection within the consumer discretionary sector detracted as well.

Global Diversified Income Fund

Sub-Advisors: Principal Global Investors, LLC, Spectrum Asset Management, Inc., Principal Real Estate Investors, LLC, Guggenheim Investment Management, LLC., and Tortoise Capital Advisors, LLC.

Value of a $10,000 Investment* December 15, 2008 - October 31, 2010

Average Annual Total Returns* as of October 31, 2010
	1-Year	Since Inception	Inception Date
Institutional Shares	21.42%	30.25%	12/15/08

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio benefited from underweights to the Global Value Equity and Preferred Securities sleeves and an overweight to the Global Real Estate sleeve. An underweight to the Master Limited Partnership sleeve detracted from performance. Excess cash also hindered returns. All asset class sleeves within the portfolio outperformed their respective benchmark indexes for the one-year period, led by the High Yield, Global Real Estate and Preferred Securities sleeves. Within the High Yield sleeve, individual security selection benefited performance the most. Within the Global Real Estate sleeve, the top contributor to relative performance was the portfolio’s underweight to real estate investment trusts in Japan; strong selection of commercial mortgage-backed securities added value as well. Within the Preferred Securities sleeve, Spectrum was able to take advantage of trading opportunities in Farm Credit Bank of Texas and Union Planter capital security hybrid paper, which led to large gains for the portfolio.

Global Real Estate Securities Fund

Sub-Advisor: Principal Real Estate Investors, LLC

Average Annual Total Returns* as of October 31, 2010
	1-Year	3-Year	Since Inception	Inception Date
Institutional Shares	32.52%	-6.87%	-6.45%	10/1/07

What contributed to or detracted from Fund performance during the fiscal year?

An overweight position to New York office owner SL Green was the top individual contributor to relative performance. The stock outperformed the benchmark as it benefited from a perception that the rebound in New York asset values was better than in most U.S. markets. Also, stock selection in Australia was a top contributor. Timely overweight positions in the Mirvac real estate investment trust (REIT), Goodman Group and GPT Group were the largest contributors. An overweight to Ashford Hospitality Trust also contributed, as it posted the highest return during this period. Ashford (an over-leveraged hotel REIT) was able to survive the downturn due to an interest-rate hedging strategy that allowed it to benefit in the broad-based recovery in lodging demand and capital markets. An underweight to U.S. apartment owners was the largest detractor to relative performance because they strongly outperformed the index. An underweight to Equity Residential (the largest U.S. apartment constituent) was the leading individual detractor as it was one of the strongest performers for the period. An underweight allocation to the U.S. diversified sector was another large detractor, as the sector outperformed the index. An underweight allocation to Host Hotels hurt returns as well, as it is the largest hotel constituent and strongly outperformed the index.

Government & High Quality Bond Fund

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2010
								Extended
						Since	Inception	Performance
		1-Year	3-Year	5-Year	10-Year
						Inception	Date	Inception
								Date
Class J Shares	Excluding Sales Charge	7.73%	6.70%	5.86%	5.36%	7.24%	12/15/08	5/4/84
	Including Sales Charge	6.73%	6.70%	5.86%	5.36%	7.24%
Institutional Shares		8.16%	7.23%	6.38%	5.85%	7.46%	3/23/98	5/4/84
R-1 Shares		7.32%	6.36%	5.54%	5.05%	6.95%	12/15/08	5/4/84
R-2 Shares		7.46%	6.50%	5.67%	5.18%	7.08%	12/15/08	5/4/84
R-3 Shares		7.66%	6.69%	5.86%	5.37%	7.25%	12/15/08	5/4/84
R-4 Shares		7.86%	6.84%	5.98%	5.45%	7.28%	12/15/08	5/4/84
R-5 Shares		8.08%	6.95%	6.05%	5.48%	7.29%	12/15/08	5/4/84

What contributed to or detracted from Fund performance during the fiscal year?

An allocation to the non-agency collateralized mortgage obligation (CMO) sector benefited performance during the year; non-agency CMOs continued to see strong demand as investors looked for higher-yielding assets. The portfolio's exposure to agency CMOs also aided returns; these securities were favored due to their structure, which often results in more predictable cash flows. Finally, the portfolio's small exposure to asset-backed securities (ABS) generated a significant positive return during the period. Spreads on higher-quality ABS rallied due to support by the Federal Reserve’s TALF program, which provided cheap financing and brought investors back into the market. The largest detractor during the period was the portfolio's duration positioning. Also, the portfolio's allocation to U.S. Treasuries underperformed as liquidity returned to the market and investors demanded higher-yielding assets, such as agency mortgage-backed securities. Finally, the portfolio's small allocation to cash detracted from performance as cash returned very little over the period.

High Yield Fund

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2010

Extended
					Since	Inception
	1-Year	3-Year	5-Year	10-Year			Performance
					Inception	Date
Inception Date

Institutional Shares	17.23%	7.97%	9.74%	9.52%	8.38%	7/28/98	4/8/98

What contributed to or detracted from Fund performance during the fiscal year?

An overweight to the banking sector contributed positively during the period. The banking sector benefited from the passage of Basel III, which will require banks to hold additional capital. Banks also benefited from the slowly-stabilizing economy. An overweight to the insurance sector also added value; balance sheets for life insurance companies improved, business trends continued to improve and the hurricane season was very benign for property and casualty companies. Another positive contributor was the portfolio's overweight to Multiplan Inc. (a health care cost management company); BC Partners and Silver Lake announced their plans to buy Multiplan, and the outstanding debt was prepaid at a substantial premium. A significant detractor to performance was an overweight to Energy Maintenance Services (EMS), a pipeline maintenance company. EMS ran into a liquidity crisis during the first quarter of 2010 and completed several priority financings in order to fund ongoing operations. The portfolio's underweight to AIG also hurt performance. Additionally, the portfolio's holdings in higher-quality high-yield bonds and bank loans hindered performance, as over the 12-month period the lowest-quality, most distressed bonds significantly outperformed.

High Yield Fund I

Sub-Advisors: Principal Global Investors, LLC and Spectrum Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2010
	1-Year	3-Year	5-Year	Since Inception	Inception Date
Institutional Shares	19.54%	11.17%	9.67%	8.66%	12/29/04

What contributed to or detracted from Fund performance during the fiscal year?

Underweights to consumer non-cyclicals and energy helped returns, as these sub-sectors were among the worst-performing in the index. The portfolio also benefited from favorable security selection within communications (where overweights to Sprint Nextel and Sirius XM Radio helped returns, as did an out-of-index allocation to Dex One) and consumer non-cyclicals. Overall, the portfolio benefited the most from overweights to GM and Ford Motor Co. These favorable strategies were offset by an underweight to the top-performing financial sector, as well as by weak security selection within the segment. The portfolio was hindered by a lack of exposure to Royal Bank of Scotland and by an underweight to top-performing AIG. Outside of financials, an overweight to Blockbuster (consumer cyclicals) was a significant detractor; the issuer filed for bankruptcy protection in September 2010.

Income Fund

Sub-Advisors: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2010
								Extended
						Since	Inception	Performance
		1-Year	3-Year	5-Year	10-Year
						Inception	Date	Inception
								Date
Class J Shares	Excluding Sales Charge	9.91%	8.24%	6.95%	6.70%	8.08%	9/30/09	12/15/75
	Including Sales Charge	8.91%	8.24%	6.95%	6.70%	8.08%
Institutional Shares		10.65%	8.91%	7.59%	7.30%	8.31%	3/23/98	12/15/75
R-1 Shares		9.71%	7.98%	6.67%	6.41%	7.79%	3/1/10	12/15/75
R-2 Shares		9.74%	8.08%	6.79%	6.54%	7.92%	3/1/10	12/15/75
R-3 Shares		10.05%	8.31%	7.00%	6.74%	8.11%	3/1/10	12/15/75
R-4 Shares		10.25%	8.50%	7.19%	6.89%	8.16%	3/1/10	12/15/75
R-5 Shares		10.23%	8.50%	7.18%	6.89%	8.16%	3/1/10	12/15/75

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio benefited from the extremely strong performance of below-investment-grade corporate bonds over the period. When fears of a Great Depression-like scenario abated, this sector outperformed nearly all other fixed income asset classes. Also, an overweight to the real estate investment trust (REIT) sector aided performance as liquidity returned to the market and companies were able to deleverage and extend out debt maturities. Retail and health care REITs, two areas of emphasis in the portfolio, experienced stabilization in their respective market segments. Finally, strong security selection within the banking sector aided relative results. Both Bank of America and Wells Fargo rebounded sharply after liquidity returned to the financial markets and the companies were able to raise billions of dollars in capital. Agency mortgage-backed securities detracted from relative performance as riskier assets had better returns. The mortgages held in the portfolio are primarily low-coupon agency-backed pass-through mortgages. These generally perform well during periods of economic stress but tend to underperform when the economic outlook improves. Also, security selection within the energy sector detracted from performance. Energy Maintenance Services (a pipeline services company) underperformed as the company has had serious liquidity issues stemming from a problematic contract with PEMEX (the Mexican national oil company). Finally, the portfolio's allocation to cash hindered returns as cash returned very little over the period.

Inflation Protection Fund

Sub-Advisors: BlackRock Financial Management, Inc.

Average Annual Total Returns* as of October 31, 2010
						Extended
					Since	Performance
		1-Year	3-Year	5-Year
					Inception	Inception
						Date
Class J Shares	Excluding Sales Charge	10.40%	-1.32%	0.33%	0.52%	12/29/04
	Including Sales Charge	9.40%	-1.32%	0.33%	0.52%
Institutional Shares		11.10%	-0.60%	0.85%	0.98%	12/29/04
R-1 Shares		10.20%	-1.44%	0.01%	0.13%	12/29/04
R-2 Shares		10.30%	-1.37%	0.11%	0.22%	12/29/04
R-3 Shares		10.56%	-1.18%	0.28%	0.41%	12/29/04
R-4 Shares		10.70%	-0.99%	0.46%	0.59%	12/29/04
R-5 Shares		10.91%	-0.84%	0.61%	0.73%	12/29/04

What contributed to or detracted from Fund performance during the fiscal year?

In the beginning of the fiscal year, the portfolio benefited from an overweight to U.S. breakevens and a short position in nominal duration as the nominal market sold off and U.S. Treasury Inflation-Protected Securities (TIPS) outperformed. In the first half of 2010, the portfolio's underweight to TIPS in favor of nominal Treasuries exposure benefited performance. In the latter half of the fiscal year, the portfolio's out-of-index exposure to short and intermediate nominal Treasuries and underweight to breakevens (as forward-looking inflation expectations decreased) helped performance. The portfolio's modest exposure to corporate credit, asset-backed securities and commercial mortgage-backed securities aided returns as these sectors outperformed TIPS for the one-year period. In the beginning of the fiscal year, the portfolio's underweight to TIPS with maturities shorter than five years was a main detractor as the real yield curve steepened. Throughout much of 2010, the portfolio was positioned with a modest short duration bias relative to the benchmark, which detracted from performance as rates continued to decline. Additionally, the portfolio's modest allocation to cash hurt relative performance as all segments of the TIPS market continued to generate positive returns.

International Emerging Markets Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	24.23%	-7.94%	13.38%	14.21%	3/1/01	12/6/00
	Including Sales Charge	23.23%	-7.94%	13.38%	14.21%
Institutional Shares		24.94%	-7.41%	14.08%	15.11%	3/1/01	12/6/00
R-1 Shares		23.87%	-8.21%	13.07%	14.12%	11/1/04	12/6/00
R-2 Shares		24.02%	-8.09%	13.23%	14.28%	12/6/00	-
R-3 Shares		24.26%	-7.93%	13.43%	14.48%	12/6/00	-
R-4 Shares		24.48%	-7.75%	13.66%	14.71%	12/6/00	-
R-5 Shares		24.65%	-7.64%	13.78%	14.81%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio performed strongly relative to the MSCI Emerging Markets Index for the period. On a country basis, though asset allocation was negative, stock selection was positive. Outperformance came from South Korea, India and Brazil. From a sector perspective, both asset allocation and stock selection were positive. Outperformance came from overweight positions in Hanwha Chemical Corp., Kia Motors Corp. and Lojas Renner during the period. From a country perspective, performance in China, Russia and Colombia contributed negatively to performance. From a sector perspective, performance lagged in the energy, financial and health care sectors. Individual stocks that detracted during the period included Samsung ElectroMechanics Co., Lukoil Holdings and Fibria Celulose.

International Fund I

Sub-Advisors: Fidelity (Pyramis Global Advisors), Principal Management Corporation., and Schroders Investment North America, Inc.

Average Annual Total Returns* as of October 31, 2010
						Extended
	1-Year	3-Year	5-Year	Since Inception	Inception Date	Performance
						Inception Date
Institutional Shares	11.49%	-10.91%	2.96%	6.02%	12/29/03	-
R-1 Shares	10.53%	-11.68%	2.07%	5.12%	11/1/04	12/29/03
R-2 Shares	10.72%	-11.57%	2.20%	5.24%	6/1/04	12/29/03
R-3 Shares	10.90%	-11.40%	2.37%	5.42%	6/1/04	12/29/03
R-4 Shares	11.13%	-11.23%	2.59%	5.63%	6/1/04	12/29/03
R-5 Shares	11.21%	-11.12%	2.71%	5.74%	6/1/04	12/29/03

What contributed to or detracted from Fund performance during the fiscal year?

Security selection drove positive results relative to the MSCI EAFE Index. Selection was particularly favorable in the industrial, energy and financial sectors. Overall, the top-performing stocks in the portfolio were out of-index positions in Tata Motors and Jardine Strategic Holdings and an underweight to BP. Allocations to stocks in emerging-market countries such as China, Brazil, India and Thailand were well-rewarded. Security selection within consumer staples hindered results due to an overweight to Unilever and underweights to British American Tobacco and Nestle. An underweight to Sweden and an out-of-index exposure to South Korea were further negatives.

International Growth Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	13.10%	-14.34%	0.54%	2.18%	3/1/01	12/6/00
	Including Sales Charge	12.10%	-14.34%	0.54%	2.18%
Institutional Shares		13.80%	-13.77%	1.23%	3.02%	12/6/00	-
R-1 Shares		12.88%	-14.47%	0.37%	2.13%	11/1/04	12/6/00
R-2 Shares		12.95%	-14.42%	0.47%	2.23%	12/6/00	-
R-3 Shares		13.20%	-14.26%	0.65%	2.78%	12/6/00	-
R-4 Shares		13.47%	-14.08%	0.84%	2.63%	12/6/00	-
R-5 Shares		13.65%	-13.98%	0.97%	2.75%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection was most effective in the financial, telecommunication services and health care sectors, and specifically, in the commercial banks, pharmaceuticals and diversified telecommunication services industries. From a country perspective, stock selection was most effective in Germany, Denmark and Australia. The following stocks were among the top contributors to performance for the one-year period: Lloyds Banking Group (a UK-based financial services group), ProSiebenSat.1 Media (a Germany-based broadcasting company) and Novo Nordisk (a Denmark-based health care company). A majority of the portfolio's underperformance during the year was driven by stock selection within the consumer staples, utilities and industrial sectors, and more specifically, in the food and staples retailing, electric utilities, and construction and engineering industries. From a country perspective, stock selection was least effective in Japan, Canada and Hong Kong. The largest individual detractors to portfolio performance for the one-year period included Resona Holdings (a Japan-based financial services company), BP (an international oil and gas company) and Potash Corp. (a Canada-based fertilizer producer).

International Value Fund I

Sub-Advisors: Barrow, Hanley, Mewhinney & Strauss, Causeway Capital, and Principal Management Corporation

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection was positive during the period relative to the MSCI EAFE Value Index, with particularly favorable results in the industrial, energy and financial sectors. Within industrials, out-of-index exposures to Hyundai Heavy Industries, Fanuc Ltd. and Rolls-Royce Group were well rewarded. Within financials, an overweight to Skandinaviska Enskilda Banke and an underweight to Mizuho Financial Group helped returns. Sector allocation also was positive due to an overweight to the top-performing sector, industrials, and underweights to energy and financials. From a country perspective, stock selection was most effective in the U.K. and Japan. Finally, the portfolio benefited from an out-of-index exposure to South Korea. Security selection within telecom was a modest hindrance due to underweights to Telefonica and France Telecom.

LargeCap Blend Fund II

Sub-Advisors: T. Rowe Price Associates, Inc., ClearBridge Advisors, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	14.25%	-6.69%	1.47%	1.25%	3/1/01	12/6/00
	Including Sales Charge	13.25%	-6.69%	1.47%	1.25%
Institutional Shares		15.02%	-6.15%	2.10%	2.00%	12/6/00	-
R-1 Shares		13.97%	-6.98%	1.18%	1.11%	11/1/04	12/6/00
R-2 Shares		14.12%	-6.87%	1.31%	1.26%	12/6/00	-
R-3 Shares		14.41%	-6.67%	1.52%	1.44%	12/6/00	-
R-4 Shares		14.56%	-6.51%	1.70%	1.64%	12/6/00	-
R-5 Shares		14.75%	-6.39%	1.82%	1.73%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Strong stock selection in the information technology sector benefited performance; in particular, overweights to Apple Inc. and Juniper Networks added to returns. The health care sector also experienced positive stock selection, particularly in the health care equipment and supplies industry. Additionally, though the portfolio's sector weightings were similar to those of the benchmark index, the small variances in sector weightings within the portfolio aided performance. Poor stock selection in the consumer discretionary sector detracted from performance, particularly an overweight to Direct TV. In the financial sector, poor selection in commercial banks (particularly an over weight to Wells Fargo) added to the underperformance. Also, the portfolio's out-of-index holdings generally did not perform as well as the stocks held in the S&P 500 Index, detracting from performance over the one-year period.

LargeCap Growth Fund

Sub-Advisors: Columbus Circle Investors

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	20.57%	-8.33%	1.78%	-2.49%	3/1/01	12/6/00
	Including Sales Charge	19.57%	-8.33%	1.78%	-2.49%
Institutional Shares		21.12%	-7.72%	2.54%	-1.69%	3/1/01	12/6/00
R-1 Shares		20.26%	-8.48%	1.67%	-2.18%	11/1/04	12/6/00
R-2 Shares		20.32%	-8.41%	1.78%	-2.40%	12/6/00	-
R-3 Shares		21.47%	-7.99%	2.11%	-1.81%	12/6/00	-
R-4 Shares		20.83%	-8.06%	2.12%	-1.90%	12/6/00	-
R-5 Shares		20.90%	-7.94%	2.29%	-1.97%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

The three largest positive contributors over the period were Priceline, Las Vegas Sands and Apple. Global economic conditions stabilized, prompting better European hotel occupancy and pricing, and improved domestic air traffic and car rentals for Priceline. Las Vegas Sands benefited from strong gambling trends at its Macau and Singapore properties. Apple's strength was due to the launch of iPad, and upside from iPhone based on a broader geographic rollout and faster adoption. The largest detractors were Bank of America, Morgan Stanley and Sandisk. Bank of America's weakness was due to regulatory reform (specifically, aspects related to consumer fees) and the threat of future credit problems from sub-par underwriting standards at Countrywide. For Sandisk, the economic slowdown prompted some fears of demand moderation and potential oversupply into next year; however, the bigger issue was confusion around the impact to the company of irrational pricing by a competitor in the strategically-less-important retail memory card business. Morgan Stanley registered disappointing results early in the period, as trading results were below expectations and excessive expenses showed a lack of commitment to cost control. In addition, the retail brokerage joint venture with Smith Barney experienced some integration issues.

LargeCap Growth Fund I

Sub-Advisors: T. Rowe Price Associates, Inc., Brown Advisory, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	22.50%	-2.49%	3.27%	-0.96%	3/1/01	12/6/00
	Including Sales Charge	21.50%	-2.49%	3.27%	-0.96%
Institutional Shares		23.44%	-1.83%	4.01%	-0.12%	12/6/00	-
R-1 Shares		22.22%	-2.70%	3.10%	-1.00%	11/1/04	12/6/00
R-2 Shares		22.46%	-2.58%	3.23%	-0.88%	12/6/00	-
R-3 Shares		22.87%	-2.38%	3.44%	-0.53%	12/6/00	-
R-4 Shares		22.87%	-2.23%	3.60%	-0.52%	12/6/00	-
R-5 Shares		23.15%	-2.13%	3.74%	-0.37%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection was strong during the period, especially in the information technology sector. The largest individual contributor was an overweight to Salesforce.com Inc. Sector-positioning relative to the benchmark Russell 1000 Growth Index also helped returns, led by an average 7% underweight to the consumer staples sector, which lagged the benchmark index. Having a smaller market capitalization than the benchmark index added to returns as well, as smaller-cap stocks in the index performed better than larger-caps. Despite strong stock selection overall, weak selection in the financial sector detracted from returns, where an overweight to Charles Schwab Corp. was the largest detractor. Also, having a lower dividend yield than the index hurt returns, as investors favored stocks with higher dividend yields.

LargeCap Growth Fund II

Sub-Advisors: American Century Investment Management, Inc., Montag & Caldwell, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	14.63%	-5.16%	2.59%	-1.46%	3/1/01	12/6/00
	Including Sales Charge	13.63%	-5.16%	2.59%	-1.46%
Institutional Shares		15.38%	-4.51%	3.33%	-0.69%	12/6/00	-
R-1 Shares		14.29%	-5.35%	2.43%	-1.55%	11/1/04	12/6/00
R-2 Shares		14.58%	-5.20%	2.58%	-1.43%	12/6/00	-
R-3 Shares		14.79%	-5.07%	2.74%	-1.26%	12/6/00	-
R-4 Shares		14.95%	-4.86%	2.95%	-1.06%	12/6/00	-
R-5 Shares		15.07%	-4.75%	3.08%	-0.96%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Positive stock selection in the materials and energy sectors contributed positively to returns. During the period the investment option had a slight overweight (less than 1%) to the consumer discretionary sector, which benefited returns as this sector posted very strong performance during the period. On average, stocks within the investment option exhibited less volatility than the stocks within the index, which also helped returns during the period. Stock selection was negative overall, with the worst selection occurring in the financial sector. Sector-positioning relative to the benchmark Russell 1000 Growth Index detracted from relative returns, led by an average 2% overweight to the energy sector. During the period the portfolio had a lower average beta than the index, which detracted from performance.

LargeCap S&P 500 Index Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	15.74%	-7.15%	1.01%	-0.38%	3/1/01	12/6/00
	Including Sales Charge	14.74%	-7.15%	1.01%	-0.38%
Institutional Shares		16.27%	-6.66%	1.58%	0.32%	3/1/01	12/6/00
R-1 Shares		15.32%	-7.44%	0.69%	-0.54%	11/1/04	12/6/00
R-2 Shares		15.47%	-7.31%	0.85%	-0.39%	12/6/00	-
R-3 Shares		15.61%	-7.17%	1.00%	-0.23%	12/6/00	-
R-4 Shares		15.88%	-6.99%	1.21%	-0.03%	12/6/00	-
R-5 Shares		16.03%	-6.86%	1.33%	0.12%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio seeks performance in line with the S&P 500 Index and continues to maintain exposures near the index with a goal of replicating index performance. Within the portfolio, the percentage exposure to securities is closely aligned to the stocks within the index. Futures contracts are used to help minimize tracking error relative to the index. All 10 economic sectors in the index posted positive returns during the fiscal year, with the consumer discretionary and industrial sectors providing the largest positive returns. Though all 10 economic sectors in the index posted positive returns during the fiscal year, the financial and energy sectors provided the least positive returns for the period.

LargeCap Value Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	13.67%	-9.57%	-0.75%	1.09%	3/1/01	12/6/00
	Including Sales Charge	12.67%	-9.57%	-0.75%	1.09%
Institutional Shares		14.45%	-8.95%	-0.07%	1.90%	3/1/01	12/6/00
R-1 Shares		13.51%	-9.73%	-0.94%	1.05%	11/1/04	12/6/00
R-2 Shares		13.56%	-9.63%	-0.83%	1.22%	12/6/00	-
R-3 Shares		13.86%	-9.47%	-0.62%	1.36%	12/6/00	-
R-4 Shares		14.09%	-9.28%	-0.44%	1.54%	12/6/00	-
R-5 Shares		14.16%	-9.20%	-0.33%	1.69%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

During the period all sectors posted positive returns, with the consumer discretionary, materials and industrial sectors performing the best. Stock selections in the health care, financial and materials sectors were the most effective for the period. Stocks positively affecting relative returns included Timken, Anadarko Petroleum and Endo Pharmaceuticals. Stock selections in the consumer discretionary, utilities and information technology sectors were less effective. Stocks that negatively contributed to the portfolio's relative performance included Wells Fargo & Co., ConocoPhillips and SuperValu Inc.

LargeCap Value Fund I

Sub-Advisors: UBS Global Asset Management (NY) Inc., Thompson, Siegel, & Walmsley, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2010
						Extended
	1-Year	3-Year	5-Year	Since Inception	Inception Date	Performance
						Inception Date
Institutional Shares	11.89%	-10.28%	-0.72%	2.09%	6/1/04	-
R-1 Shares	10.89%	-11.07%	-1.59%	1.21%	11/1/04	6/1/04
R-2 Shares	11.04%	-10.97%	-1.50%	1.31%	6/1/04	-
R-3 Shares	11.27%	-10.79%	-1.30%	1.52%	6/1/04	-
R-4 Shares	11.38%	-10.65%	-1.11%	1.70%	6/1/04	-
R-5 Shares	11.60%	-10.53%	-1.00%	1.83%	6/1/04	-

What contributed to or detracted from Fund performance during the fiscal year?

Sector-positioning relative to the benchmark Russell 1000 Value Index added to returns during the period. Leading the way was an average 4% underweight to the financial sector, which was the worst-performing sector. The best stock selection during the period occurred within the materials sector. Additionally, the portfolio had a higher price-to-book ratio than the index, which helped returns. Stock selection was negative overall, with the worst selection within the energy sector. An out-of-index holding in Transocean Ltd. was the largest individual detractor. Also, an average 1.5% overweight to the health care sector hindered returns, as this sector underperformed the benchmark index during the period. On average, the portfolio had a higher market capitalization than the index, which detracted as smaller-cap stocks within the index outperformed larger-caps.

LargeCap Value Fund III

Sub-Advisors: AllianceBernstein LP, Westwood Management Corporation, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	13.04%	-12.01%	-2.47%	1.70%	3/1/01	12/6/00
	Including Sales Charge	12.04%	-12.01%	-2.47%	1.70%
Institutional Shares		13.73%	-11.47%	-1.85%	2.48%	12/6/00	-
R-1 Shares		12.79%	-12.23%	-2.69%	1.57%	11/1/04	12/6/00
R-2 Shares		12.83%	-12.12%	-2.58%	1.74%	12/6/00	-
R-3 Shares		13.05%	-11.98%	-2.42%	2.15%	12/6/00	-
R-4 Shares		13.32%	-11.79%	-2.22%	2.11%	12/6/00	-
R-5 Shares		13.38%	-11.70%	-2.10%	2.24%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection was positive in the industrial sector during the period. Sector-positioning relative to the index also benefited returns, with the best performance resulting from an average 5% underweight to the financial sector and an average 3% overweight to the consumer discretionary sector. Additionally, having a higher price-to-book ratio than the benchmark Russell 1000 Value Index added to returns. Stock selection was negative overall, with the worst selection occurring within the financial sector. An average 3% underweight to the utilities sector detracted from returns as this sector outperformed the benchmark index. Also, having a higher market capitalization than the index detracted from relative performance, as smaller-cap stocks within the index performed better than the larger-cap stocks within the index.

MidCap Blend Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	25.02%	-1.40%	5.13%	6.46%	3/1/01	12/6/00
	Including Sales Charge	24.02%	-1.40%	5.13%	6.46%
Institutional Shares		25.78%	-0.81%	5.79%	7.30%	3/1/01	12/6/00
R-1 Shares		24.64%	-1.69%	4.84%	6.33%	11/1/04	12/6/00
R-2 Shares		24.81%	-1.54%	5.01%	6.47%	12/6/00	-
R-3 Shares		25.01%	-1.37%	5.21%	6.68%	12/6/00	-
R-4 Shares		25.32%	-1.16%	5.38%	6.96%	12/6/00	-
R-5 Shares		25.42%	-1.06%	5.51%	6.99%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio benefited from owning Liberty Media Corporation (Capital), a diversified media company. One of Liberty's more significant holdings was an equity interest in Sirius XM Radio; Liberty's investment in Sirius was a resounding success during the period. The portfolio also benefited from owning Valeant Pharmaceuticals International, which manufactures and distributes pharmaceuticals around the world in drug classes such as neurology, dermatology and various branded generics. Additionally, the portfolio benefited from owning O'Reilly Automotive (a leader in the auto parts aftermarket, serving both consumers and professional mechanics). O'Reilly benefited from a strong auto parts aftermarket during the period. Iron Mountain Inc. (the largest document storage company) detracted from the portfolio. Iron Mountain, which strives to satisfy the growing need of businesses to store and protect documents in either physical or digital form, was down as the company experienced slower organic growth due to the economy. Lender Processing Services Inc. (LPS) (a market leader in mortgage processing and default management services) detracted due to concerns about slowing foreclosure growth. SAIC Incorporated (which provides solutions to government agencies in the areas of national security, energy, environment and health care) was down due to expectations of a slowdown in government contracting.

MidCap Growth Fund

Sub-Advisor: Columbus Circle Investors

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	26.76%	-5.81%	3.19%	-2.94%	3/1/01	12/6/00
	Including Sales Charge	25.76%	-5.81%	3.19%	-2.94%
Institutional Shares		27.72%	-5.10%	3.97%	-2.09%	3/1/01	12/6/00
R-1 Shares		26.74%	-5.90%	3.10%	-2.93%	11/1/04	12/6/00
R-2 Shares		26.74%	-5.80%	3.18%	-2.83%	12/6/00	-
R-3 Shares		26.93%	-5.58%	3.41%	-2.62%	12/6/00	-
R-4 Shares		27.26%	-5.46%	3.58%	-2.47%	12/6/00	-
R-5 Shares		27.45%	-5.31%	3.72%	-2.34%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio's three best-performing sectors on a relative basis were technology, energy and utilities. F5 Networks rose due to continued strong demand for its communications equipment, which benefited from data center consolidation and "server virtualization." Also, Salesforce.com gained as demand for the company's "cloud-computing" solutions strengthened; these solutions permit customers to use software on an as-needed basis without having to manage data centers and servers, reducing up-front costs and allowing companies to focus on their core business expertise. Fossil (a leading manufacturer of watches and accessories) rose due to strong demand for the company's products; the most notable driver was a resurgence in fashion watch demand. The portfolio's three worst-performing sectors on a relative basis were financials, health care and industrials. Plexus (an electronic contract manufacturer) declined because of worries over its European market exposure and inventory cuts at several customers. Atheros (a fabless supplier of wireless semiconductors) fell due to market-share losses and weakness in sales to the personal computer industry. Marshall & IIsley dropped due to reporting worse-than-expected credit metrics, diminishing confidence in its credit recovery.

MidCap Growth Fund III

Sub-Advisors: Turner Investment Partners, Inc., Mellon Capital Management, Jacobs Levy, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	27.83%	-6.29%	3.11%	-0.73%	3/1/01	12/6/00
	Including Sales Charge	26.83%	-6.29%	3.11%	-0.73%
Institutional Shares		28.63%	-5.74%	3.78%	0.03%	3/1/01	12/6/00
R-1 Shares		27.57%	-6.50%	2.92%	-0.68%	11/1/04	12/6/00
R-2 Shares		27.74%	-6.39%	3.07%	-0.68%	12/6/00	-
R-3 Shares		27.92%	-6.25%	3.22%	-0.38%	12/6/00	-
R-4 Shares		28.11%	-6.09%	3.41%	-0.34%	12/6/00	-
R-5 Shares		28.36%	-5.98%	3.52%	-0.18%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Strong stock selection contributed positively to returns, led by the information technology sector. F5 Networks Inc. was the leading individual contributor. An average 1% overweight to the information technology sector benefited returns as this sector posted strong performance during the period. Also, the portfolio's higher beta (which means the portfolio was poised to benefit more than the index in upward-trending markets) added to returns during a period of strong market returns. Although stock selection was positive overall, negative stock selection in the consumer staples sector detracted from returns. The portfolio's average 1% overweight to the financial sector detracted from performance, as this sector lagged the returns of the Russell Midcap Growth Index. On average, the portfolio held stocks that exhibited more price volatility than the index, which also detracted from returns. (Price volatility measures a portfolio's exposure to stocks exhibiting the most price volatility in the trailing 12-month period.)

MidCap S&P 400 Index Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	26.57%	-2.26%	4.04%	5.43%	3/1/01	12/6/00
	Including Sales Charge	25.57%	-2.26%	4.04%	5.43%
Institutional Shares		27.35%	-1.62%	4.74%	6.28%	3/1/01	12/6/00
R-1 Shares		26.17%	-2.47%	3.82%	5.36%	11/1/04	12/6/00
R-2 Shares		26.43%	-2.33%	3.98%	5.51%	12/6/00	-
R-3 Shares		26.68%	-2.15%	4.17%	5.70%	12/6/00	-
R-4 Shares		26.82%	-1.98%	4.36%	5.88%	12/6/00	-
R-5 Shares		27.11%	-1.85%	4.48%	6.02%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

All 10 economic sectors in the index posted positive returns during the fiscal year, with the materials and information technology sectors providing the largest positive returns. The portfolio continues to maintain exposures near the index with a goal of replicating S&P 400 Index performance. Within the portfolio, the percentage exposure to securities is closely aligned to the stocks within the index. Futures contracts are used to help minimize tracking error relative to the index. The portfolio underperformed the S&P 400 Index for the period due to transaction costs, cash flows and portfolio fees. Though all 10 economic sectors in the index posted positive returns during the fiscal year, the financial and energy sectors provided the least positive returns.

MidCap Value Fund I

Sub-Advisors: Goldman Sachs Asset Management, LP, LA Capital Management, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	25.96%	-2.59%	3.35%	6.90%	3/2/09	12/29/03
	Including Sales Charge	24.96%	-2.59%	3.35%	6.90%
Institutional Shares		26.78%	-1.90%	4.05%	7.61%	12/29/03	-
R-1 Shares		25.75%	-2.72%	3.16%	6.69%	11/1/04	12/29/03
R-2 Shares		25.77%	-2.61%	3.29%	6.82%	6/1/04	12/29/03
R-3 Shares		26.02%	-2.46%	3.47%	7.01%	6/1/04	12/29/03
R-4 Shares		26.32%	-2.24%	3.66%	7.20%	6/1/04	12/29/03
R-5 Shares		26.44%	-2.15%	3.78%	7.34%	6/1/04	12/29/03

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection was positive overall, with the strongest selection found within the industrial sector. An average 1% overweight to the consumer discretionary sector benefited returns, as this sector posted strong performance. During the period the investment option had a slightly higher price-to-book ratio than the benchmark Russell Midcap Value Index, which added to returns. Although stock selection was positive overall, negative selection in the financial sector detracted from returns. An average 1% overweight to the health care sector also detracted, as this sector lagged the benchmark index. On average, the investment option had a slightly lower dividend yield than the index, which hindered returns as investors favored stocks with high dividend yields.

MidCap Value Fund III

Sub-Advisors: Principal Global Investors, LLC and Barrow, Hanley, Mewhinney & Strauss

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	24.36%	-4.42%	2.06%	5.60%	3/1/01	12/6/00
	Including Sales Charge	23.36%	-4.42%	2.06%	5.60%
Institutional Shares		25.32%	-3.79%	2.73%	6.66%	3/1/01	12/6/00
R-1 Shares		23.90%	-4.71%	1.80%	5.48%	11/1/04	12/6/00
R-2 Shares		24.22%	-4.55%	1.94%	5.67%	12/6/00	-
R-3 Shares		24.38%	-4.39%	2.10%	5.81%	12/6/00	-
R-4 Shares		24.66%	-4.20%	2.29%	5.91%	12/6/00	-
R-5 Shares		24.74%	-4.11%	2.42%	6.07%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection was positive overall, with the strongest selection occurring in the materials sector. The portfolio benefited from having an average 3% overweight to the consumer discretionary sector as this sector posted strong returns during the period. Also, the portfolio had a price-to-book ratio that was slightly higher than that of the index, which contributed to relative performance. Although stock selection was positive overall, negative selection in the consumer discretionary sector detracted from relative returns. On average, the portfolio had a 3% underweight to the materials sector, which detracted from returns as this sector did well relative to other sectors in the index. Also, the portfolio had a lower beta than the index, which detracted from returns during the upward-trending market environment.

Principal Capital Appreciation Fund

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
	1-Year	3-Year	5-Year	10-Year			Performance
					Inception	Date
							Inception Date
Institutional Shares	16.02%	-4.04%	3.49%	4.84%	12.31%	6/7/99	11/24/86
R-1 Shares	15.01%	-4.93%	2.54%	3.94%	11.65%	3/1/10	11/24/86
R-2 Shares	15.12%	-4.82%	2.66%	4.07%	11.79%	3/1/10	11/24/86
R-3 Shares	15.34%	-4.64%	2.85%	4.26%	11.99%	3/1/10	11/24/86
R-4 Shares	15.52%	-4.50%	3.02%	4.42%	12.11%	3/1/10	11/24/86
R-5 Shares	15.64%	-4.43%	3.10%	4.46%	12.13%	3/1/10	11/24/86

What contributed to or detracted from Fund performance during the fiscal year?

The largest positive contributor to performance was the portfolio's underweight position in the financial sector, as investor concerns about the pace of the economic recovery and increased financial industry regulation weighed on the sector. Stock selection within the materials sector also benefited performance. Potash Corporation of Saskatchewan (a producer of fertilizer and animal feed products) outperformed as BHP Billiton offered to acquire the company at a substantial premium. Stock selection in the industrial and health care sectors helped performance as well. Stock selection in the information technology sector was the largest drag on performance for the period. Adobe Systems (a software company) was hurt by lower-than-expected earnings guidance and concerns about decelerating revenue growth in its creative solutions segment. The second-largest detractor to performance was stock selection in the telecommunications sector. Stock selection in the utilities sector hurt returns as well.

Principal LifeTime 2010 Fund

Sub-Advisors: Principal Global Investors, LLC and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	16.29%	-3.07%	2.40%	3.72%	6/15/01	3/1/01
	Including Sales Charge	15.29%	-3.07%	2.40%	3.72%
Institutional Shares		16.79%	-2.64%	2.92%	4.40%	3/1/01	-
R-1 Shares		15.66%	-3.49%	2.00%	3.48%	11/1/04	3/1/01
R-2 Shares		15.84%	-3.35%	2.15%	3.62%	3/1/01	-
R-3 Shares		16.09%	-3.20%	2.32%	3.80%	3/1/01	-
R-4 Shares		16.34%	-2.98%	2.53%	4.00%	3/1/01	-
R-5 Shares		16.52%	-2.87%	2.66%	4.13%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

Exposure to specialty asset classes through the Preferred Securities Fund, sub-advised by Spectrum Asset Management, the High Yield Fund I, co-sub-advised by J.P. Morgan and Neuberger Berman, and the International Emerging Markets Fund, sub-advised by Principal Global Investors, contributed positively to overall returns for the Principal LifeTime portfolios, as these funds delivered strong performance for the 12-month period. Also, the fixed income component of the Principal LifeTime portfolios significantly outperformed the Barclays Capital Aggregate Bond Index as credit markets improved. In particular, the Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors, rebounded substantially over the period, outpacing the Barclays Capital Aggregate Bond Index as well as its Morningstar Intermediate-Term Bond peer group median. Additionally, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, added value as it significantly outpaced the Russell 1000 Growth Index as well as the broad Russell 3000 Index. The allocations to the LargeCap Value Fund, sub-advised by Principal Global Investors, and LargeCap Value I Fund, co-sub-advised by UBS and Thompson, Siegel, Walmsley, detracted from relative returns as both funds underperformed the Russell 1000 Value Index as well as the broad Russell 3000 Index. Also, the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, underperformed the MSCI U.S. REIT Index for the 12-month period, detracting from the relative performance of the Principal LifeTime portfolios.

Principal LifeTime 2015 Fund

Sub-Advisors: Principal Global Investors, LLC and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2010
	1-Year	Since Inception	Inception Date
Institutional Shares	17.17%	0.51%	2/29/08
R-1 Shares	16.21%	-0.51%	2/29/08
R-2 Shares	16.44%	-0.36%	2/29/08
R-3 Shares	16.58%	-0.23%	2/29/08
R-4 Shares	16.80%	0.00%	2/29/08
R-5 Shares	16.99%	0.10%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

Exposure to specialty asset classes through the Preferred Securities Fund, sub-advised by Spectrum Asset Management, the High Yield Fund I, co-sub-advised by J.P. Morgan and Neuberger Berman, and the International Emerging Markets Fund, sub-advised by Principal Global Investors, contributed positively to overall returns for the Principal LifeTime portfolios, as these funds delivered strong performance for the 12-month period. Also, the fixed income component of the Principal LifeTime portfolios significantly outperformed the Barclays Capital Aggregate Bond Index as credit markets improved. In particular, the Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors, rebounded substantially over the period, outpacing the Barclays Capital Aggregate Bond Index as well as its Morningstar Intermediate-Term Bond peer group median. Additionally, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, added value as it significantly outpaced the Russell 1000 Growth Index as well as the broad Russell 3000 Index. The allocations to the LargeCap Value Fund, sub-advised by Principal Global Investors, and LargeCap Value I Fund, co-sub-advised by UBS and Thompson, Siegel, Walmsley, detracted from relative returns as both funds underperformed the Russell 1000 Value Index as well as the broad Russell 3000 Index. Also, the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, underperformed the MSCI U.S. REIT Index for the 12-month period, detracting from the relative performance of the Principal LifeTime portfolios.

Principal LifeTime 2020 Fund

Sub-Advisors: Principal Global Investors, LLC and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	16.92%	-4.38%	2.59%	3.93%	6/15/01	3/1/01
	Including Sales Charge	15.92%	-4.38%	2.59%	3.93%
Institutional Shares		17.51%	-3.93%	3.12%	4.61%	3/1/01	-
R-1 Shares		16.43%	-4.78%	2.20%	3.69%	11/1/04	3/1/01
R-2 Shares		16.54%	-4.65%	2.33%	3.83%	3/1/01	-
R-3 Shares		16.70%	-4.49%	2.52%	4.02%	3/1/01	-
R-4 Shares		16.97%	-4.30%	2.73%	4.21%	3/1/01	-
R-5 Shares		17.14%	-4.18%	2.85%	4.34%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

Exposure to specialty asset classes through the Preferred Securities Fund, sub-advised by Spectrum Asset Management, the High Yield Fund I, co-sub-advised by J.P. Morgan and Neuberger Berman, and the International Emerging Markets Fund, sub-advised by Principal Global Investors, contributed positively to overall returns for the Principal LifeTime portfolios, as these funds delivered strong performance for the 12-month period. Also, the fixed income component of the Principal LifeTime portfolios significantly outperformed the Barclays Capital Aggregate Bond Index as credit markets improved. In particular, the Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors, rebounded substantially over the period, outpacing the Barclays Capital Aggregate Bond Index as well as its Morningstar Intermediate-Term Bond peer group median. Additionally, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, added value as it significantly outpaced the Russell 1000 Growth Index as well as the broad Russell 3000 Index. The allocations to the LargeCap Value Fund, sub-advised by Principal Global Investors, and LargeCap Value I Fund, co-sub-advised by UBS and Thompson, Siegel, Walmsley, detracted from relative returns as both funds underperformed the Russell 1000 Value Index as well as the broad Russell 3000 Index. Also, the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, underperformed the MSCI U.S. REIT Index for the 12-month period, detracting from the relative performance of the Principal LifeTime portfolios.

Principal LifeTime 2025 Fund

Sub-Advisors: Principal Global Investors, LLC and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2010
	1-Year	Since Inception	Inception Date
Institutional Shares	17.77%	-0.53%	2/29/08
R-1 Shares	16.74%	-1.41%	2/29/08
R-2 Shares	16.79%	-1.28%	2/29/08
R-3 Shares	16.98%	-1.16%	2/29/08
R-4 Shares	17.31%	-0.90%	2/29/08
R-5 Shares	17.36%	-0.80%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

Exposure to specialty asset classes through the Preferred Securities Fund, sub-advised by Spectrum Asset Management, the High Yield Fund I, co-sub-advised by J.P. Morgan and Neuberger Berman, and the International Emerging Markets Fund, sub-advised by Principal Global Investors, contributed positively to overall returns for the Principal LifeTime portfolios, as these funds delivered strong performance for the 12-month period. Also, the fixed income component of the Principal LifeTime portfolios significantly outperformed the Barclays Capital Aggregate Bond Index as credit markets improved. In particular, the Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors, rebounded substantially over the period, outpacing the Barclays Capital Aggregate Bond Index as well as its Morningstar Intermediate-Term Bond peer group median. Additionally, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, added value as it significantly outpaced the Russell 1000 Growth Index as well as the broad Russell 3000 Index. The allocations to the LargeCap Value Fund, sub-advised by Principal Global Investors, and LargeCap Value I Fund, co-sub-advised by UBS and Thompson, Siegel, Walmsley, detracted from relative returns as both funds underperformed the Russell 1000 Value Index as well as the broad Russell 3000 Index. Also, the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, underperformed the MSCI U.S. REIT Index for the 12-month period, detracting from the relative performance of the Principal LifeTime portfolios.

Principal LifeTime 2030 Fund

Sub-Advisors: Principal Global Investors, LLC and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	17.53%	-5.49%	2.41%	3.58%	6/15/01	3/1/01
	Including Sales Charge	16.53%	-5.49%	2.41%	3.58%
Institutional Shares		18.17%	-4.98%	2.97%	4.31%	3/1/01	-
R-1 Shares		17.11%	-5.83%	2.06%	3.39%	11/1/04	3/1/01
R-2 Shares		17.27%	-5.70%	2.20%	3.52%	3/1/01	-
R-3 Shares		17.40%	-5.54%	2.38%	3.72%	3/1/01	-
R-4 Shares		17.67%	-5.36%	2.56%	4.09%	3/1/01	-
R-5 Shares		17.85%	-5.23%	2.71%	4.04%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

Exposure to specialty asset classes through the Preferred Securities Fund, sub-advised by Spectrum Asset Management, the High Yield Fund I, co-sub-advised by J.P. Morgan and Neuberger Berman, and the International Emerging Markets Fund, sub-advised by Principal Global Investors, contributed positively to overall returns for the Principal LifeTime portfolios, as these funds delivered strong performance for the 12-month period. Also, the fixed income component of the Principal LifeTime portfolios significantly outperformed the Barclays Capital Aggregate Bond Index as credit markets improved. In particular, the Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors, rebounded substantially over the period, outpacing the Barclays Capital Aggregate Bond Index as well as its Morningstar Intermediate-Term Bond peer group median. Additionally, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, added value as it significantly outpaced the Russell 1000 Growth Index as well as the broad Russell 3000 Index. The allocations to the LargeCap Value Fund, sub-advised by Principal Global Investors, and LargeCap Value I Fund, co-sub-advised by UBS and Thompson, Siegel, Walmsley, detracted from relative returns as both funds underperformed the Russell 1000 Value Index as well as the broad Russell 3000 Index. Also, the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, underperformed the MSCI U.S. REIT Index for the 12-month period, detracting from the relative performance of the Principal LifeTime portfolios.

Principal LifeTime 2035 Fund

Sub-Advisors: Principal Global Investors, LLC and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2010
	1-Year	Since Inception	Inception Date
Institutional Shares	18.04%	-1.16%	2/29/08
R-1 Shares	16.99%	-1.99%	2/29/08
R-2 Shares	17.10%	-1.91%	2/29/08
R-3 Shares	17.37%	-1.71%	2/29/08
R-4 Shares	17.43%	-1.53%	2/29/08
R-5 Shares	17.62%	-1.38%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

Exposure to specialty asset classes through the Preferred Securities Fund, sub-advised by Spectrum Asset Management, the High Yield Fund I, co-sub-advised by J.P. Morgan and Neuberger Berman, and the International Emerging Markets Fund, sub-advised by Principal Global Investors, contributed positively to overall returns for the Principal LifeTime portfolios, as these funds delivered strong performance for the 12-month period. Also, the fixed income component of the Principal LifeTime portfolios significantly outperformed the Barclays Capital Aggregate Bond Index as credit markets improved. In particular, the Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors, rebounded substantially over the period, outpacing the Barclays Capital Aggregate Bond Index as well as its Morningstar Intermediate-Term Bond peer group median. Additionally, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, added value as it significantly outpaced the Russell 1000 Growth Index as well as the broad Russell 3000 Index. The allocations to the LargeCap Value Fund, sub-advised by Principal Global Investors, and LargeCap Value I Fund, co-sub-advised by UBS and Thompson, Siegel, Walmsley, detracted from relative returns as both funds underperformed the Russell 1000 Value Index as well as the broad Russell 3000 Index. Also, the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, underperformed the MSCI U.S. REIT Index for the 12-month period, detracting from the relative performance of the Principal LifeTime portfolios.

Principal LifeTime 2040 Fund

Sub-Advisors: Principal Global Investors, LLC and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	17.64%	-6.49%	2.06%	3.37%	6/15/01	3/1/01
	Including Sales Charge	16.64%	-6.49%	2.06%	3.37%
Institutional Shares		18.27%	-5.99%	2.63%	4.16%	3/1/01	-
R-1 Shares		17.26%	-6.80%	1.75%	3.24%	11/1/04	3/1/01
R-2 Shares		17.33%	-6.68%	1.87%	3.40%	3/1/01	-
R-3 Shares		17.50%	-6.54%	2.05%	3.57%	3/1/01	-
R-4 Shares		17.87%	-6.33%	2.25%	3.76%	3/1/01	-
R-5 Shares		17.89%	-6.25%	2.36%	3.90%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

Exposure to specialty asset classes through the Preferred Securities Fund, sub-advised by Spectrum Asset Management, the High Yield Fund I, co-sub-advised by J.P. Morgan and Neuberger Berman, and the International Emerging Markets Fund, sub-advised by Principal Global Investors, contributed positively to overall returns for the Principal LifeTime portfolios, as these funds delivered strong performance for the 12-month period. Also, the fixed income component of the Principal LifeTime portfolios significantly outperformed the Barclays Capital Aggregate Bond Index as credit markets improved. In particular, the Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors, rebounded substantially over the period, outpacing the Barclays Capital Aggregate Bond Index as well as its Morningstar Intermediate-Term Bond peer group median. Additionally, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, added value as it significantly outpaced the Russell 1000 Growth Index as well as the broad Russell 3000 Index. The allocations to the LargeCap Value Fund, sub-advised by Principal Global Investors, and LargeCap Value I Fund, co-sub-advised by UBS and Thompson, Siegel, Walmsley, detracted from relative returns as both funds underperformed the Russell 1000 Value Index as well as the broad Russell 3000 Index. Also, the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, underperformed the MSCI U.S. REIT Index for the 12-month period, detracting from the relative performance of the Principal LifeTime portfolios.

Principal LifeTime 2045 Fund

Sub-Advisors: Principal Global Investors, LLC and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2010
	1-Year	Since Inception	Inception Date
Institutional Shares	18.22%	-1.60%	2/29/08
R-1 Shares	17.33%	-2.52%	2/29/08
R-2 Shares	17.42%	-2.41%	2/29/08
R-3 Shares	17.64%	-2.26%	2/29/08
R-4 Shares	17.84%	-2.06%	2/29/08
R-5 Shares	17.91%	-1.92%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

Exposure to specialty asset classes through the Preferred Securities Fund, sub-advised by Spectrum Asset Management, the High Yield Fund I, co-sub-advised by J.P. Morgan and Neuberger Berman, and the International Emerging Markets Fund, sub-advised by Principal Global Investors, contributed positively to overall returns for the Principal LifeTime portfolios, as these funds delivered strong performance for the 12-month period. Also, the fixed income component of the Principal LifeTime portfolios significantly outperformed the Barclays Capital Aggregate Bond Index as credit markets improved. In particular, the Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors, rebounded substantially over the period, outpacing the Barclays Capital Aggregate Bond Index as well as its Morningstar Intermediate-Term Bond peer group median. Additionally, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, added value as it significantly outpaced the Russell 1000 Growth Index as well as the broad Russell 3000 Index. The allocations to the LargeCap Value Fund, sub-advised by Principal Global Investors, and LargeCap Value I Fund, co-sub-advised by UBS and Thompson, Siegel, Walmsley, detracted from relative returns as both funds underperformed the Russell 1000 Value Index as well as the broad Russell 3000 Index. Also, the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, underperformed the MSCI U.S. REIT Index for the 12-month period, detracting from the relative performance of the Principal LifeTime portfolios.

Principal LifeTime 2050 Fund

Sub-Advisors: Principal Global Investors, LLC and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	17.69%	-7.08%	1.85%	2.71%	6/15/01	3/1/01
	Including Sales Charge	16.69%	-7.08%	1.85%	2.71%
Institutional Shares		18.51%	-6.48%	2.51%	3.62%	3/1/01	-
R-1 Shares		17.49%	-7.29%	1.62%	2.72%	11/1/04	3/1/01
R-2 Shares		17.55%	-7.18%	1.76%	2.88%	3/1/01	-
R-3 Shares		17.82%	-7.00%	1.94%	3.06%	3/1/01	-
R-4 Shares		18.05%	-6.82%	2.14%	3.25%	3/1/01	-
R-5 Shares		18.11%	-6.74%	2.25%	3.37%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

Exposure to specialty asset classes through the Preferred Securities Fund, sub-advised by Spectrum Asset Management, the High Yield Fund I, co-sub-advised by J.P. Morgan and Neuberger Berman, and the International Emerging Markets Fund, sub-advised by Principal Global Investors, contributed positively to overall returns for the Principal LifeTime portfolios, as these funds delivered strong performance for the 12-month period. Also, the fixed income component of the Principal LifeTime portfolios significantly outperformed the Barclays Capital Aggregate Bond Index as credit markets improved. In particular, the Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors, rebounded substantially over the period, outpacing the Barclays Capital Aggregate Bond Index as well as its Morningstar Intermediate-Term Bond peer group median. Additionally, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, added value as it significantly outpaced the Russell 1000 Growth Index as well as the broad Russell 3000 Index. The allocations to the LargeCap Value Fund, sub-advised by Principal Global Investors, and LargeCap Value I Fund, co-sub-advised by UBS and Thompson, Siegel, Walmsley, detracted from relative returns as both funds underperformed the Russell 1000 Value Index as well as the broad Russell 3000 Index. Also, the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, underperformed the MSCI U.S. REIT Index for the 12-month period, detracting from the relative performance of the Principal LifeTime portfolios.

Principal LifeTime 2055 Fund

Sub-Advisors: Principal Global Investors, LLC and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2010
	1-Year	Since Inception	Inception Date
Institutional Shares	18.18%	-1.76%	2/29/08
R-1 Shares	17.22%	-2.66%	2/29/08
R-2 Shares	17.38%	-2.52%	2/29/08
R-3 Shares	17.54%	-2.33%	2/29/08
R-4 Shares	17.64%	-2.16%	2/29/08
R-5 Shares	17.82%	-2.06%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

Exposure to specialty asset classes through the Preferred Securities Fund, sub-advised by Spectrum Asset Management, the High Yield Fund I, co-sub-advised by J.P. Morgan and Neuberger Berman, and the International Emerging Markets Fund, sub-advised by Principal Global Investors, contributed positively to overall returns for the Principal LifeTime portfolios, as these funds delivered strong performance for the 12-month period. Also, the fixed income component of the Principal LifeTime portfolios significantly outperformed the Barclays Capital Aggregate Bond Index as credit markets improved. In particular, the Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors, rebounded substantially over the period, outpacing the Barclays Capital Aggregate Bond Index as well as its Morningstar Intermediate-Term Bond peer group median. Additionally, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, added value as it significantly outpaced the Russell 1000 Growth Index as well as the broad Russell 3000 Index. The allocations to the LargeCap Value Fund, sub-advised by Principal Global Investors, and LargeCap Value I Fund, co-sub-advised by UBS and Thompson, Siegel, Walmsley, detracted from relative returns as both funds underperformed the Russell 1000 Value Index as well as the broad Russell 3000 Index. Also, the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, underperformed the MSCI U.S. REIT Index for the 12-month period, detracting from the relative performance of the Principal LifeTime portfolios.

Principal LifeTime Strategic Income Fund

Sub-Advisors: Principal Global Investors, LLC and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	13.62%	-0.56%	2.44%	3.64%	6/15/01	3/1/01
	Including Sales Charge	12.62%	-0.56%	2.44%	3.64%
Institutional Shares		14.08%	-0.10%	2.98%	4.36%	3/1/01	-
R-1 Shares		13.03%	-0.98%	2.05%	3.44%	11/1/04	3/1/01
R-2 Shares		13.15%	-0.85%	2.23%	3.61%	3/1/01	-
R-3 Shares		13.43%	-0.67%	2.38%	3.76%	3/1/01	-
R-4 Shares		13.73%	-0.46%	2.60%	3.97%	3/1/01	-
R-5 Shares		13.86%	-0.34%	2.72%	4.12%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

Exposure to specialty asset classes through the Preferred Securities Fund, sub-advised by Spectrum Asset Management, the High Yield Fund I, co-sub-advised by J.P. Morgan and Neuberger Berman, and the International Emerging Markets Fund, sub-advised by Principal Global Investors, contributed positively to overall returns for the Principal LifeTime portfolios, as these funds delivered strong performance for the 12-month period. Also, the fixed income component of the Principal LifeTime portfolios significantly outperformed the Barclays Capital Aggregate Bond Index as credit markets improved. In particular, the Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors, rebounded substantially over the period, outpacing the Barclays Capital Aggregate Bond Index as well as its Morningstar Intermediate-Term Bond peer group median. Additionally, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, added value as it significantly outpaced the Russell 1000 Growth Index as well as the broad Russell 3000 Index. The allocations to the LargeCap Value Fund, sub-advised by Principal Global Investors, and LargeCap Value I Fund, co-sub-advised by UBS and Thompson, Siegel, Walmsley, detracted from relative returns as both funds underperformed the Russell 1000 Value Index as well as the broad Russell 3000 Index. Also, the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, underperformed the MSCI U.S. REIT Index for the 12-month period, detracting from the relative performance of the Principal LifeTime portfolios.

Real Estate Securities Fund

Sub-Advisor: Principal Real Estate Investors, LLC.

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	38.58%	-3.67%	4.12%	11.17%	3/1/01	12/6/00
	Including Sales Charge	37.58%	-3.67%	4.12%	11.17%
Institutional Shares		39.37%	-3.04%	4.81%	12.06%	3/1/01	12/6/00
R-1 Shares		38.22%	-3.87%	3.90%	11.14%	11/1/04	12/6/00
R-2 Shares		38.36%	-3.76%	4.03%	11.21%	12/6/00	-
R-3 Shares		38.69%	-3.58%	4.22%	11.48%	12/6/00	-
R-4 Shares		38.89%	-3.40%	4.41%	11.62%	12/6/00	-
R-5 Shares		39.05%	-3.27%	4.55%	11.74%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

An overweight position to New York office owner SL Green was the top individual contributor to relative performance. The stock outperformed the benchmark as it benefited from a perception that the rebound in New York asset values was better than in most U.S. markets. An overweight in CBL Associates also contributed positively over this time period; CBL is a highly leveraged mall owner which disproportionately benefited from the recovery in credit markets. An underweight to Duke Realty Corp. (a diversified real estate investment trust) proved favorable as it significantly underperformed the index for the time period. An underweight to U.S. apartment owners was the largest detractor from relative performance, as they strongly outperformed the index. An underweight to Equity Residential (the largest U.S. apartment constituent) was the leading individual detractor as it was one of the strongest performers within the apartment sector. Poor stock selection was primarily due to underweight positions in large index constituent Host Hotels and the small, highly leveraged Strategic Hotels & Resorts. Both companies outperformed the index as a recovery in hotel fundamentals occurred over the year. Poor timing of ownership in health care owner Nationwide Health Properties was another detractor to relative performance. The company was owned while the index provided strong performance and the company lagged, then after it was sold the index performed poorly and Nationwide outperformed.

SAM Balanced Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2010
								Extended
						Since	Inception	Performance
		1-Year	3-Year	5-Year	10-Year
						Inception	Date	Inception
								Date
Class J Shares	Excluding Sales Charge	15.59%	-1.28%	3.92%	3.65%	6.86%	1/16/07	7/25/96
	Including Sales Charge	14.59%	-1.28%	3.92%	3.65%	6.86%
Institutional Shares		16.23%	-0.72%	4.55%	3.96%	7.09%	1/16/07	7/25/96
R-1 Shares		15.28%	-1.58%	3.80%	3.50%	6.68%	1/16/07	7/25/96
R-2 Shares		15.40%	-1.46%	3.93%	3.63%	6.82%	1/16/07	7/25/96
R-3 Shares		15.55%	-1.28%	4.10%	3.74%	6.93%	1/16/07	7/25/96
R-4 Shares		15.80%	-1.09%	4.26%	3.82%	6.99%	1/16/07	7/25/96
R-5 Shares		15.97%	-0.95%	4.36%	3.87%	7.02%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

Real estate investment trust (REIT) holdings were a positive factor for the portfolio as REITs had a very strong year, with the FTSE NAREIT Equity REIT Index returning more than 40%. Also, the portfolio's large- and mid-cap growth holdings outperformed their respective benchmarks (the Russell Top 200 Growth Index and the Russell Midcap Growth Index), contributing positively to the portfolio. High-yield bond exposure was another positive contributor, as high-yield bonds outperformed most other fixed income assets during the period. International stocks in developed markets, as reflected by the MSCI EAFE Index, underperformed domestic stocks for much of the year, causing the portfolio's international holdings to detract from overall portfolio performance. The portfolio's cash holdings also were a drag on performance, as cash underperformed other asset classes. Additionally, as mid- and small-cap stocks performed better than large-caps during the year, the portfolio's tactical overweight of large-caps detracted from performance.

SAM Conservative Balanced Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2010
								Extended
						Since	Inception	Performance
		1-Year	3-Year	5-Year	10-Year
						Inception	Date	Inception
								Date
Class J Shares	Excluding Sales Charge	13.60%	1.61%	4.94%	4.62%	5.01%	1/16/07	7/25/96
	Including Sales Charge	12.60%	1.61%	4.94%	4.62%	5.01%
Institutional Shares		14.18%	2.19%	5.41%	4.86%	5.18%	1/16/07	7/25/96
R-1 Shares		13.27%	1.33%	4.67%	4.44%	4.82%	1/16/07	7/25/96
R-2 Shares		13.32%	1.46%	4.81%	4.56%	4.94%	1/16/07	7/25/96
R-3 Shares		13.63%	1.64%	4.98%	4.65%	5.03%	1/16/07	7/25/96
R-4 Shares		13.82%	1.83%	5.11%	4.71%	5.08%	1/16/07	7/25/96
R-5 Shares		13.86%	1.95%	5.21%	4.76%	5.11%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

High-yield bond exposure was a positive contributor, as high-yield bonds outperformed most other fixed income assets during the period. Also, real estate investment trust (REIT) holdings were a primary contributor for the portfolio as REITs had a very strong year, with the FTSE NAREIT Equity REIT Index returning more than 40%. Additionally, the portfolio's investment-grade, mortgage- and asset-backed holdings outperformed their respective benchmarks (Barclays Capital U.S. Credit Index and Barclays Capital U.S. Mortgage Backed Securities Index), which benefited performance. The portfolio's cash holdings were a drag on performance, as cash underperformed other asset classes. Also, international stocks in developed markets, as reflected by the MSCI EAFE Index, underperformed domestic stocks for much of the year, causing the portfolio's international holdings to detract from overall portfolio performance. Additionally, as mid- and small-cap stocks performed better than large-caps during the year, the portfolio's tactical overweight of large-caps detracted from performance.

SAM Conservative Growth Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2010
								Extended
						Since	Inception	Performance
		1-Year	3-Year	5-Year	10-Year
						Inception	Date	Inception
								Date
Class J Shares	Excluding Sales Charge	17.07%	-4.61%	2.79%	2.39%	6.66%	1/16/07	7/25/96
	Including Sales Charge	16.07%	-4.61%	2.79%	2.39%	6.66%
Institutional Shares		17.60%	-4.07%	3.25%	2.62%	6.83%	1/16/07	7/25/96
R-1 Shares		16.63%	-4.90%	2.52%	2.18%	6.43%	1/16/07	7/25/96
R-2 Shares		16.80%	-4.78%	2.65%	2.31%	6.57%	1/16/07	7/25/96
R-3 Shares		16.98%	-4.60%	2.82%	2.41%	6.67%	1/16/07	7/25/96
R-4 Shares		17.16%	-4.42%	2.96%	2.48%	6.72%	1/16/07	7/25/96
R-5 Shares		17.35%	-4.30%	3.06%	2.53%	6.76%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

Real estate investment trust (REIT) holdings were a positive factor for the portfolio as REITs had a very strong year, with the FTSE NAREIT Equity REIT Index returning more than 40%. Also, the portfolio's large- and mid-cap growth holdings outperformed their respective benchmarks (the Russell Top 200 Growth Index and the Russell Midcap Growth Index), contributing positively to the portfolio. High-yield bond exposure was another positive contributor, as high-yield bonds outperformed most other fixed income assets during the period. International stocks in developed markets, as reflected by the MSCI EAFE Index, underperformed domestic stocks for much of the year, causing the portfolio's international holdings to detract from overall portfolio performance. The portfolio's cash holdings also were a drag on performance, as cash underperformed other asset classes. Additionally, as mid- and small-cap stocks performed better than large-caps during the year, the portfolio's tactical overweight of large-caps detracted from performance.

SAM Flexible Income Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2010
								Extended
						Since	Inception	Performance
		1-Year	3-Year	5-Year	10-Year
						Inception	Date	Inception
								Date
Class J Shares	Excluding Sales Charge	12.29%	3.77%	5.16%	4.94%	6.25%	1/16/07	7/25/96
	Including Sales Charge	11.29%	3.77%	5.16%	4.94%	6.25%
Institutional Shares		12.91%	4.40%	5.66%	5.19%	6.43%	1/16/07	7/25/96
R-1 Shares		12.01%	3.50%	4.91%	4.74%	6.03%	1/16/07	7/25/96
R-2 Shares		12.15%	3.63%	5.06%	4.89%	6.18%	1/16/07	7/25/96
R-3 Shares		12.34%	3.82%	5.22%	4.97%	6.27%	1/16/07	7/25/96
R-4 Shares		12.54%	4.03%	5.36%	5.04%	6.32%	1/16/07	7/25/96
R-5 Shares		12.69%	4.16%	5.46%	5.09%	6.36%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

High-yield bond exposure was a primary positive contributor, as high-yield bonds outperformed most other fixed income assets during the period. Also, the portfolio's investment-grade, mortgage- and asset-backed holdings outperformed their respective benchmarks (Barclays Capital U.S. Credit Index and Barclays Capital U.S. Mortgage Backed Securities Index), which benefited performance. Additionally, for much of the period the portfolio held an underweight to large-cap value stocks, which contributed positively as large-cap value stocks underperformed. The portfolio's high-yield holdings underperformed the Barclays Capital U.S. Corporate High Yield Index, partially offsetting the strong gains in that sector. The portfolio's cash holdings also were a drag on performance, as cash underperformed other asset classes. Additionally, as mid-and small-cap stocks performed better than large-caps during the year, the portfolio's tactical overweight of large-caps detracted from performance.

SAM Strategic Growth Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2010
								Extended
						Since	Inception	Performance
		1-Year	3-Year	5-Year	10-Year
						Inception	Date	Inception
								Date
Class J Shares	Excluding Sales Charge	17.98%	-6.55%	1.97%	1.42%	6.82%	1/16/07	7/25/96
	Including Sales Charge	16.98%	-6.55%	1.97%	1.42%	6.82%
Institutional Shares		18.53%	-6.01%	2.42%	1.64%	6.99%	1/16/07	7/25/96
R-1 Shares		17.54%	-6.84%	1.70%	1.23%	6.61%	1/16/07	7/25/96
R-2 Shares		17.74%	-6.71%	1.84%	1.35%	6.74%	1/16/07	7/25/96
R-3 Shares		17.91%	-6.54%	1.98%	1.42%	6.83%	1/16/07	7/25/96
R-4 Shares		18.17%	-6.37%	2.13%	1.50%	6.88%	1/16/07	7/25/96
R-5 Shares		18.27%	-6.24%	2.23%	1.55%	6.92%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

Real estate investment trust (REIT) holdings were a positive factor for the portfolio as REITs had a very strong year, with the FTSE NAREIT Equity REIT Index returning more than 40%. Also, the portfolio's large- and mid-cap growth holdings outperformed their respective benchmarks (the Russell Top 200 Growth Index and the Russell Midcap Growth Index), contributing positively to the portfolio. Additionally, for much of the period the portfolio held an underweight to large-cap value stocks, which contributed positively as large-cap value stocks underperformed. International stocks in developed markets, as reflected by the MSCI EAFE Index, underperformed domestic stocks for much of the year, causing the portfolio's international holdings to detract from overall portfolio performance. The portfolio's cash holdings also were a drag on performance, as cash underperformed other asset classes. Additionally, as mid- and small-cap stocks performed better than large-caps during the year, the portfolio's tactical overweight of large-caps detracted from performance.

Short-Term Income Fund

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2010
								Extended
						Since	Inception	Performance
		1-Year	3-Year	5-Year	10-Year
						Inception	Date	Inception
								Date
Class J Shares	Excluding Sales Charge	5.34%	4.94%	4.53%	4.45%	4.39%	7/12/10	11/1/93
	Including Sales Charge	4.34%	4.94%	4.53%	4.45%	4.39%
Institutional Shares		5.82%	5.44%	5.12%	5.01%		7/25/96	-
R-1 Shares		5.10%	4.70%	4.29%	4.21%	4.16%	7/12/10	11/1/93
R-2 Shares		5.23%	4.82%	4.41%	4.33%	4.28%	7/12/10	11/1/93
R-3 Shares		5.43%	5.02%	4.61%	4.53%	4.48%	7/12/10	11/1/93
R-4 Shares		5.63%	5.13%	4.73%	4.65%	4.63%	7/12/10	11/1/93
R-5 Shares		5.68%	5.15%	4.74%	4.65%	4.64%	7/12/10	11/1/93

What contributed to or detracted from Fund performance during the fiscal year?

The top contributor to performance was an overweight position in non-agency residential mortgage-backed securities (RMBS); RMBS continued to provide better returns than corporate bonds as housing prices and mortgage delinquencies began to stabilize. The portfolio's overweight position in the real estate investment trust sector also benefited returns. Although the office and industrial sectors continued to show some weakness, other sectors (such as multi-family and retail), which were more heavily weighted in the portfolio, saw improving trends. The portfolio's underweight position in U.S. government and foreign government bonds helped performance as well; during a period of record-low bond yields, investors favored higher-yielding, non-government securities. The top detractor to performance was the portfolio's underweight in the banking sector; financial institutions outperformed industrials and utilities during the period because of growing confidence in the profitability of banks and less concern about governmental interference. The portfolio's allocation to cash and U.S. Treasuries, though small, also hurt returns; despite the rally 2-year Treasuries experienced during the period, the miniscule yields on Treasuries and cash hindered performance.

SmallCap Blend Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	24.33%	-7.25%	0.63%	5.10%	3/1/01	12/6/00
	Including Sales Charge	23.33%	-7.25%	0.63%	5.10%
Institutional Shares		25.03%	-6.82%	1.16%	5.82%	3/1/01	12/6/00
R-1 Shares		23.96%	-7.62%	0.30%	4.91%	11/1/04	12/6/00
R-2 Shares		24.08%	-7.52%	0.42%	5.05%	12/6/00	-
R-3 Shares		24.26%	-7.33%	0.59%	5.22%	12/6/00	-
R-4 Shares		24.52%	-7.17%	0.88%	5.44%	12/6/00	-
R-5 Shares		24.72%	-7.05%	0.90%	5.56%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in the consumer discretionary, energy and consumer staples sectors contributed positively to the portfolio during the fiscal year. Consumer discretionary contributed to performance from the portfolio's restaurant holdings, as consumer spending at restaurants stabilized. In the consumer staples sector, the largest contributor was American Italian Pasta, whose shares rose on news it would be acquired by Ralcorp Holdings. In the energy sector, the largest contributor was Mariner Energy, an exploration and production company whose shares rose on news it was being acquired by Apache Corporation. Additionally, the portfolio benefited from limited exposure to oil exploration and production in the Gulf of Mexico. Stock selection in the information technology and financial sectors detracted from portfolio performance. In the information technology sector, the portfolio lagged the benchmark as it failed to hold a handful of hardware and equipment stocks with exceptionally strong performance, including several that agreed to be acquired at significant premiums by larger competitors. In the financial sector, the portfolio's holdings in brokerage firms performed poorly as trading volumes and acquisition activity remained light across that industry.

SmallCap Growth Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	24.26%	-9.00%	0.36%	-0.28%	3/1/01	12/6/00
	Including Sales Charge	23.26%	-9.00%	0.36%	-0.28%
Institutional Shares		25.04%	-8.39%	1.09%	0.51%	3/1/01	12/6/00
R-1 Shares		23.94%	-9.18%	0.21%	-0.37%	11/1/04	12/6/00
R-2 Shares		24.22%	-9.03%	0.37%	-0.21%	12/6/00	-
R-3 Shares		24.36%	-8.87%	0.53%	-0.05%	12/6/00	-
R-4 Shares		24.62%	-8.72%	0.70%	0.16%	12/6/00	-
R-5 Shares		24.71%	-8.58%	0.86%	0.26%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in the consumer staples, consumer discretionary and energy sectors contributed positively to portfolio performance during the fiscal year. In the consumer staples sector, the largest contributor to performance was American Italian Pasta, a producer of private-label pastas whose shares rose sharply on news that it would be acquired by Ralcorp Holdings. In the consumer discretionary sector, the largest contributor to performance was the portfolio's restaurant holdings, which performed well as consumer spending at restaurants stabilized. Stock selection in the IT services, technology hardware and equipment, and health care services industries detracted from portfolio performance during the fiscal year. In the IT services industry, the portfolio's holdings in Global Cash Access Holdings were down sharply following news that this provider of cash-access products and services to casinos had lost its largest customer. In the technology hardware and equipment industry, the portfolio substantially lagged the benchmark index as it failed to hold a handful of stocks with exceptionally strong performance, including several that agreed to be acquired at significant premiums by larger competitors.

SmallCap Growth Fund I

Sub-Advisor: AllianceBernstein, LP, Columbus Circle Investors, Brown Advisory, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	35.57%	-4.88%	3.89%	0.35%	3/1/01	12/6/00
	Including Sales Charge	34.57%	-4.88%	3.89%	0.35%
Institutional Shares		36.85%	-4.10%	4.80%	1.26%	12/6/00	-
R-1 Shares		35.57%	-4.89%	3.89%	0.39%	11/1/04	12/6/00
R-2 Shares		35.82%	-4.74%	4.04%	0.54%	12/6/00	-
R-3 Shares		35.87%	-4.60%	4.25%	0.73%	12/6/00	-
R-4 Shares		36.27%	-4.39%	4.47%	0.92%	12/6/00	-
R-5 Shares		36.47%	-4.33%	4.53%	1.07%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Security selection boosted performance relative to the Russell 2000 Growth Index. Selection was most favorable in information technology, where overweights to Netezza and Aruba Networks, and an out-of-index exposure to F5 Networks, were well-rewarded. Overall, six of the 10 top-performing stocks in the portfolio came from the information technology sector. Stock selection within industrials and consumer discretionary also boosted returns. A bias toward higher-market-cap stocks was an additional positive. Within small-cap stocks, the stocks on the upper end of the market-cap range performed best during the one-year period. Having a higher relative strength profile (an overweight to stocks exhibiting upward price movement during the trailing 12-month period) relative to the index was an additional positive, as this bias was rewarded. The primary weak spot in performance was the financial sector, where an out-of-index allocation to Greenhill & Co and overweights to Private KBW Inc. and Stifel Financial weighed on results.

SmallCap Growth Fund II

Sub-Advisor: Emerald Advisers, Inc., Essex Investment Management Company, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	28.36%	-8.03%	0.29%	-1.83%	3/1/01	12/6/00
	Including Sales Charge	27.36%	-8.03%	0.29%	-1.83%
Institutional Shares		29.19%	-7.39%	1.04%	-0.98%	12/6/00	-
R-1 Shares		28.12%	-8.19%	0.19%	-1.82%	11/1/04	12/6/00
R-2 Shares		28.29%	-8.08%	0.30%	-1.76%	12/6/00	-
R-3 Shares		28.55%	-7.91%	0.48%	-1.50%	12/6/00	-
R-4 Shares		28.79%	-7.73%	0.71%	-1.35%	12/6/00	-
R-5 Shares		29.08%	-7.62%	0.80%	-1.21%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio benefited from favorable security selection in the information technology sector, where overweights to Aruba Networks, Acme Packet and Power-One Inc. were rewarded. Overall, six out of the 10 top-performing stocks in the portfolio came from the information technology sector. An overweight to this top-performing sector relative to the Russell 2000 Growth Index was a further positive. Security selections within industrials and health care also were additive. Additionally, having a higher relative strength profile (an overweight to stocks exhibiting upward price movement during the trailing 12-month period) was an additional positive as this bias was rewarded in the market. Security selection within the consumer discretionary sector moderated results. Within consumer discretionary, the portfolio was hampered by overweights to NutriSystem and Wonder Auto Technology and an underweight to Sotheby's. Having a lower market-cap bias relative to the index also was a hindrance to performance.

SmallCap S&P 600 Index Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	25.09%	-4.21%	2.28%	6.20%	3/1/01	12/6/00
	Including Sales Charge	24.09%	-4.21%	2.28%	6.20%
Institutional Shares		25.70%	-3.57%	2.98%	7.06%	3/1/01	12/6/00
R-1 Shares		24.71%	-4.39%	2.10%	6.16%	11/1/04	12/6/00
R-2 Shares		24.98%	-4.26%	2.23%	6.31%	12/6/00	-
R-3 Shares		25.18%	-4.09%	2.41%	6.48%	12/6/00	-
R-4 Shares		25.44%	-3.90%	2.62%	6.68%	12/6/00	-
R-5 Shares		25.49%	-3.81%	2.73%	6.80%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio seeks investment performance that corresponds to the results of the S&P 600 Index. The portfolio continues to maintain exposures near the index with a goal of replicating index performance. The percentage exposure to securities is closely aligned to the stocks within the index. Futures contracts are used to help minimize tracking error relative to the index. Seven of the 10 economic sectors in the index posted positive returns during the fiscal year, with the consumer discretionary and consumer staples sectors providing the largest positive returns. Though seven of the 10 economic sectors in the index posted positive returns during the fiscal year, the telecommunication services and financial sectors provided the least positive returns during the period.

SmallCap Value Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	20.69%	-6.86%	-0.42%	6.96%	3/1/01	12/6/00
	Including Sales Charge	19.69%	-6.86%	-0.42%	6.96%
Institutional Shares		21.47%	-6.26%	0.22%	7.79%	3/1/01	12/6/00
R-1 Shares		20.42%	-7.05%	-0.64%	6.86%	11/1/04	12/6/00
R-2 Shares		20.60%	-6.93%	-0.51%	7.00%	12/6/00	-
R-3 Shares		20.88%	-6.77%	-0.33%	7.19%	12/6/00	-
R-4 Shares		21.01%	-6.59%	-0.15%	7.38%	12/6/00	-
R-5 Shares		21.23%	-6.47%	-0.02%	7.52%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Security selection in health care, energy and consumer discretionary sector stocks benefited returns. Within health care, the portfolio benefited from selection in the biotechnology industry, through positions in Incyte Pharmaceuticals as well as contract research provider Parexel International. The portfolio also was generally underweight to health care providers, which seemed to be under the most pressure to reduce costs under the latest federal rules. Within energy, the portfolio had little exposure to the oil drilling rigs in the Gulf of Mexico, which were financially damaged when BP's well exploded. Mariner Energy was acquired during the year. Consumer stocks were led by specialty retailers Sally Beauty and Jo-Ann stores. Poor selection in the airlines, commercial services and distributors led to overall weakness in the industrial sector during the year. The portfolio missed out on U.S. Airways, which was a fairly large position in the index when it was acquired and thus represented about one-third of the portfolio's overall underperformance. Beacon Roofing (a distributor of aftermarket roofing materials) also disappointed. Most of the portfolio's shortfall came from stocks that were not held and that advanced. Many were underperforming companies that responded to government stimulus dollars, or general euphoria that it appeared the economy was not going to "double-dip." Performance detracted in financials, where banks that were bailed out delivered outsized returns while healthy banks were ignored, causing the stocks to languish.

SmallCap Value Fund I

Sub-Advisor: JP Morgan Investment Management, Inc., Mellon Capital Management, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2010
						Extended
	1-Year	3-Year	5-Year	Since Inception	Inception Date	Performance
						Inception Date
Institutional Shares	24.60%	-6.73%	-0.23%	8.53%	12/30/02	-
R-1 Shares	23.51%	-7.56%	-1.11%	7.59%	11/1/04	12/30/02
R-2 Shares	23.73%	-7.42%	-0.98%	7.72%	12/30/02	-
R-3 Shares	23.99%	-7.26%	-0.80%	7.91%	12/30/02	-
R-4 Shares	24.15%	-7.06%	-0.60%	8.13%	12/30/02	-
R-5 Shares	24.35%	-6.96%	-0.49%	8.25%	12/30/02	-

What contributed to or detracted from Fund performance during the fiscal year?

Security selection within financials drove positive results. Within this sector, the portfolio benefited from overweights to World Acceptance and Lexington Realty Trust and an underweight to E*Trade Financial. Security selection within consumer staples also was modestly positive due to an overweight to American Italian Pasta and an underweight to Winn-Dixie. Security selection within industrials hampered returns due primarily to an underweight to US Airways, which generated outsized returns. Overweights to DynCorp International and Chart Industries were other negatives. From a fundamental factor perspective, a lower price-to-earnings ratio and a lower dividend yield relative to the index were not rewarded.

SmallCap Value Fund II

Sub-Advisor: Dimensional Fund Advisors, Vaughan Nelson, LA Capital Management, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2010
							Extended
					Since	Inception
		1-Year	3-Year	5-Year			Performance
					Inception	Date
							Inception Date
Class J Shares	Excluding Sales Charge	25.29%	-5.41%	0.71%	3.47%	3/2/09	6/1/04
	Including Sales Charge	24.29%	-5.41%	0.71%	3.47%
Institutional Shares		26.64%	-4.56%	1.61%	4.39%	6/1/04	-
R-1 Shares		25.45%	-5.37%	0.74%	3.50%	11/1/04	6/1/04
R-2 Shares		25.71%	-5.24%	0.87%	3.62%	6/1/04	-
R-3 Shares		25.82%	-5.10%	1.03%	3.80%	6/1/04	-
R-4 Shares		26.03%	-4.93%	1.23%	3.99%	6/1/04	-
R-5 Shares		26.16%	-4.83%	1.34%	4.12%	6/1/04	-

What contributed to or detracted from Fund performance during the fiscal year?

An overweight to the top-performing consumer discretionary sector boosted results, as did strong security selection within that sector. An out-of-index allocation to Liberty Media was particularly favorable. Security selections within industrials and information technology were beneficial, due to out-of-index exposures to Bucyrus International, Wesco International and Vishay Intertechnology. Sector allocation also aided performance due to an underweight to financials and an overweight to materials. Performance was moderated by security selection within consumer staples, due to an out-of-index exposure to BJ's Wholesale Club and an overweight to Winn-Dixie, which were not rewarded. An overweight to the energy sector further dampened performance, as did an underweight to dividend-paying stocks, relative to the index; dividend yields were in high demand throughout the period.

Glossary

Barclays Capital AAA CMBS Index:

Includes all AAA-rated CMBS securities that are ERISA eligible under the underwriter’s exemption that meet certain liquidity and maturity requirements.

Barclays Capital Aggregate Bond Index:

A broad-based index intended to represent the U.S. fixed-income market.

Barclays Capital Credit 1–3 Years Index:

Composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

Barclays Capital U.S. Credit Index

Includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Barclays Capital U.S. Dollar Emerging Markets Bond Index

Includes USD-denominated debt from emerging markets in the following regions: Americas, Europe, Middle East, Africa, and Asia. Countries must have a maximum sovereign rating of Baa1/BBB+/BBB+ as determined by the middle of Moody’s, S&P, and Fitch long-term foreign currency debt ratings to qualify for country inclusion. Sovereigns, agencies, local issues, and corporate debt are permitted.

Barclays Capital U.S. High Yield Index

Covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included.

Barclays Capital U.S. Agency Fixed Rate MBS Index:

Covers the fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mae (FHLMC).

Barclays Capital U.S. Corp High Yield 2% Issuer Capped Index

An unmanaged in ex comprised of fixed rate, non-investment grade debt securities that are dollar denominated. The index limits the maximum exposure to any one issuer to 2%.

Barclays Capital U.S. Mortgage Backed Securities Index

Covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays Capital U.S. Tier I Capital Securities Index:

Tracks the market for deeply subordinated fixed income Securities that qualify for treatment as regulatory capital by regulators or receive quasi-equity credit from ratings Agencies. The index is comprised of Tier 1 securities from both banks and non-bank entities (insurance companies seeking regulatory capital treatment, corporate seeking equity treatment).

Barclays Capital U.S. Treasury TIPS (Treasury Inflation Protection Securities) Index: An index of inflation-protected U.S. Treasury securities that will mature in one year or longer.

BofA Merrill Lynch Fixed Rate Preferred Securities Index:

Tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market.

Capital Market Benchmark:

A benchmark intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: SAM Balanced Portfolio: 60% S&P 500 and 40% Barclays Capital Aggregate Bond Index; SAM Conservative Balanced Portfolio: 40% S&P 500 and 60% Barclays Capital Aggregate Bond Index; SAM Conservative Growth Portfolio: 80% S&P 500 and 20% Barclays Capital Aggregate Bond Index; and SAM Flexible Income Portfolio: 25% S&P 500 and 75% Barclays Capital Aggregate Bond Index.

Glossary

Citigroup Broad Investment-Grade Bond Index:

Measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities. It includes institutionally traded U.S. Treasury, government-sponsored, mortgage, asset-backed, and investment-grade securities.

Citigroup Broad Investment-Grade Credit 1–3 Years Index:

Measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, with maturities between one and three years.

Citigroup Mortgage Index:

Represents the mortgage-backed securities component of Citigroup’s Broad Investment-Grade Bond Index. It consists of 30-and 15-year agency-issued (GNMA, FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages.

Citigroup U.S. High-Yield Market Capped Index:

Measures the performance of below-investment-grade debt issued by corporations domiciled in the U.S. or Canada, with the imposition of a cap on the par amount of each issuer and delayed entry of fallen angels following their downgrade.

FTSE NAREIT Equity REIT Index

Includes all tax qualified REITs with common shares traded on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market List that meet specific minimum size, liquidity and free float adjustment criteria.

FTSE EPRA/NAREIT Developed Index:

Designed to represent general trends in eligible real estate equities worldwide.

Global Diversified Income Custom Index

Composed of 35% Barclays Capital U.S. High Yield 2% Issuer Capped Index, 25% blend of 65% Bof A Merrill Lynch Fixed Rate Preferred Securities Index and 35% Barclays Capital U.S. Tier I Capital Securities Index, 11% blend of 75% FTSE EPRA/NAREIT Developed Index and 25% Barclays Capital AAA CMBS Index, 12% Barclays Capital U.S. Dollar Emerging Markets Bond Index, 7% MSCI World Value Index, and 10% Tortoise Midstream MLP Index.

Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index): A market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S.

Morgan Stanley Capital International (MSCI) EAFE Index:

A broad-based, capitalization-weighted index of equity markets representing 21 countries in Europe, Australasia, and the Far East.

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) Index: Measures the stock returns of companies in 27 developing countries.

Morgan Stanley Capital International (MSCI) U.S. REIT Index:

A total-return index comprised of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance.

Morgan Stanley Capital International (MSCI) World Ex-US Growth Index:

Measures global developed market equity performance of growth securities outside of the United States. It is comprised of half the securities in the MSCI World Ex US Index, with half of the market capitalization of each country index in the Growth Index (the other half is in the Value Index).

Morgan Stanley Capital International (MSCI) World Value Index:

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets

Glossary

Morningstar Conservative Allocation Category Average:

An average of the net asset value (NAV) returns of domestic mutual funds with 20–50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Diversified Emerging Markets Category Average:

Diversified emerging-markets portfolios tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These portfolios invest at least 70% of total assets in equities and invest at least 50% of stock assets in emerging markets.

Morningstar Foreign Large Blend Category Average:

Foreign large-blend portfolios invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks.

Morningstar Foreign Large Growth Category Average:

Foreign large-growth portfolios focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks.

Morningstar Foreign Large Value Category Average:

These funds seek capital appreciation by investing in large international stocks that are value-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Value is defined based on low price/book and price/cash-flow ratios, relative to the MSCI EAFE Index. These funds typically will have less than 20% of assets invested in U.S. stocks.

Morningstar Global Real Estate Category Average:

These funds invest primarily in non-U.S. real estate securities, but may also include U.S. real estate securities. Such securities include debt and equity securities, convertible securities, and securities issued by Real Estate Investment Trusts (REITs). At least 40 percent of the fund’s holdings must be non-U.S. securities.

Morningstar High Yield Bond Category Average:

High-yield bond portfolios concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios generally offer higher yields than other types of portfolios, but they are also more vulnerable to economic and credit risk. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

Morningstar Inflation-Protected Bond Category Average:

Inflation-protected bond portfolios primarily invest in fixed-income securities that increase coupon and/or principal payments at the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer of these types of securities. Most of these portfolios buy bonds with intermediate- to long-term maturities

Morningstar Intermediate Government Category Average:

Intermediate-government portfolios have at least 90% of their bond holdings in bonds backed by the U.S. government or by government-linked agencies. This backing minimizes the credit risk of these portfolios, as the U.S. government is unlikely to default on its debt. These portfolios have durations between 3.5 and six years (or, if duration is unavailable, average effective maturities between four and 10 years). Consequently, the group’s performance — and its level of volatility — tends to fall between that of the short government and long government bond categories.

Morningstar Intermediate-Term Bond Category Average:

Intermediate-term bond portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and have durations of 3.5 to six years (or, if duration is unavailable, average effective maturities of four to 10 years). These portfolios are less sensitive to interest rates, and therefore less volatile, than portfolios that have longer durations.

Glossary

Morningstar Large Blend Category Average:

An average of the net asset value (NAV) returns of domestic mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average:

An average of the net asset value (NAV) returns of mutual funds that invest in large U.S companies that are projected to grow faster than other large-cap stocks.

Morningstar Large Value Category Average:

An average of the net asset value (NAV) returns of mutual funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

Morningstar Mid-Cap Blend Category Average:

The typical mid-cap blend portfolio invests in U.S. stocks of various sizes and styles, giving it a middle-of-the-road profile. Most shy away from high-priced growth stocks, but aren’t so price-conscious that they land in value territory. The U.S. mid-cap range for market capitalization typically falls between $1 billion–$8 billion and represents 20% of the total capitalization of the U.S. equity market. The blend style is assigned to portfolios where neither growth nor value characteristics predominate.

Morningstar Mid-Cap Growth Category Average:

Some mid-cap growth portfolios invest in stocks of all sizes, thus leading to a mid-cap profile, but others focus on midsize companies. Mid-cap growth portfolios target U.S. firms that are projected to grow faster than other mid-cap stocks, therefore commanding relatively higher prices. The U.S. mid-cap range for market capitalization typically falls between $1 billion–$8 billion and represents 20% of the total capitalization of the U.S. equity market. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

Morningstar Mid-Cap Value Category Average:

Some mid-cap value portfolios focus on medium-size companies while others land here because they own a mix of small-, mid-, and large-cap stocks. All look for U.S. stocks that are less expensive or growing more slowly than the market. The U.S. mid-cap range for market capitalization typically falls between $1 billion–$8 billion and represents 20% of the total capitalization of the U.S. equity market. Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow).

Morningstar Moderate Allocation Category Average:

An average of the net asset value (NAV) returns of mutual funds with 50–70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Retirement Income Category Average:

Retirement income portfolios provide a mix of stocks, bonds and cash for those investors already in or entering retirement. These portfolios tend to be managed to more of a conservative asset allocation strategy. These portfolios aim to provide investors with steady income throughout retirement.

Morningstar Short-Term Bond Category Average:

Short-term bond portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and have durations of one to 3.5 years (or, if duration is unavailable, average effective maturities of one to four years). These portfolios are attractive to fairly conservative investors, because they are less sensitive to interest rates than portfolios with longer durations.

Morningstar Small Blend Category Average:

Small-blend portfolios favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate.

Glossary

Morningstar Small Growth Category Average:

Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These portfolios tend to favor companies in up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

Morningstar Small Value Category Average:

Small-value portfolios invest in small U.S. companies with valuations and growth rates below other small-cap peers. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow).

Morningstar Specialty — Real Estate Category Average:

Specialty-real estate portfolios invest primarily in real-estate investment trusts (REITs) of various types. REITs are companies that develop and manage real-estate properties. There are several different types of REITs, including apartment, factory-outlet, health-care, hotel, industrial, mortgage, office, and shopping center REITs. Some portfolios in this category also invest in real-estate operating companies. Primary Index: Standard & Poor’s 500 Secondary Index: Wilshire REIT.

Morningstar Target-Date 2000–2010 Category Average:

Target-date portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2000–2010) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Morningstar Target-Date 2011–2015 Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2011–2015) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2016–2020 Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2016–2020) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2021–2025 Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2021–2025) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2026–2030 Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2026–2030) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2031–2035 Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2031–2035) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Glossary

Morningstar Target-Date 2036–2040 Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2036–2040) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2041–2045 Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2041–2045) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2050+ Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2050 and beyond) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar World Allocation Category Average:

World-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds.

Principal LifeTime 2010 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2010 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2015 Blended Index:

Composed of underlying indices that represent the target allocation weightings of the Principal LifeTime 2015 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2020 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2020 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2025 Blended Index:

Composed of underlying indices that represent the target allocation weightings of the Principal LifeTime 2025 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2030 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2030 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2035 Blended Index:

Composed of underlying indices that represent the target allocation weightings of the Principal LifeTime 2035 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2040 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2040 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2045 Blended Index:

Composed of underlying indices that represent the target allocation weightings of the Principal LifeTime 2045 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Glossary

Principal LifeTime 2050 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2050 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2055 Blended Index:

Composed of underlying indices that represent the target allocation weightings of the Principal LifeTime 2055 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime Strategic Income Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime Strategic Income Fund.

Russell 1000® Growth Index:

Measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index:

Measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index.

Russell 1000® Value Index:

Measures the performance of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index:

Measures the performance of the 2,000 smallest stocks in the Russell 3000® Index.

Russell 2000® Growth Index:

Measures the performance of those Russell 2000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index:

Measures the performance of those Russell 2000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth® Index:

Measures the performance of those Russell 3000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Index:

Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index:

Measures the performance of those Russell 3000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index:

Measures the performance of the 800 smallest stocks in the Russell 1000® Index.

Russell Midcap® Growth Index:

Measures the performance of those Russell Midcap® Index securities with higher price-to-book ratios and higher forecasted growth values.

Glossary

Russell Midcap® Value Index:

Measures the performance of those Russell Midcap® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell Top 200 Index

Measures the performance of the largest 200 securities in the Russell 3000® Index.

S&P 500:

A broad-based index intended to represent the U.S. equity market.

S&P 500/Citigroup Value Index:

A float-adjusted market-capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum.

S&P MidCap 400 Index:

A weighted index of the common stocks of 400 mid-sized companies.

.S&P SmallCap 600 Index:

A small cap index that consists of 600 domestic stocks chosen by market size, liquidity, and industry group representation.

Tortoise Midstream MLP Index

A float-adjusted, capitalization weighted index of energy master limited partnerships comprised of the following sub sectors: Crude Oil Pipelines, Gathering & Processing, Natural Gas Pipelines, and Refined Products Pipelines.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS,INC. October 31, 2010

			Disciplined
	Bond & Mortgage	Core Plus	LargeCap
Amounts in thousands, except per share amounts	Securities Fund	Bond Fund I	Blend Fund
Investment in securities--at cost	$ 2,170,900	$ 3,318,739	$ 756,813
Foreign currency--at cost	$ 86	$ 34,027	$ –
Assets
Investment in securities--at value	$ 2,151,624	$ 3,449,497	$ 827,178
Foreign currency--at value	89	34,505	–
Cash	1,268	–	40
Receivables:
Dividends and interest	15,642	20,081	1,162
Expense reimbursement from Manager	–	–	1
Expense reimbursement from Underwriter	18	–	–
Foreign currency contracts	8	9,327	–
Fund shares sold	4,843	463	28
Investment securities sold	31,892	161,067	8,649
Swap premiums paid	3,736	644	–
Unrealized gain on swap agreements	135	8,670	–
Variation margin on futures contracts	–	134	–
Other assets	7	2	5
Prepaid directors' expenses	–	–	1
Total Assets	2,209,262	3,684,390	837,064
Liabilities
Accrued management and investment advisory fees	876	1,386	415
Accrued administrative service fees	11	4	1
Accrued distribution fees	145	9	58
Accrued service fees	37	16	3
Accrued transfer agent fees	165	9	184
Accrued directors' expenses	2	5	–
Accrued other expenses	71	22	107
Cash overdraft	–	9,271	–
Payables:
Dividends payable	4,303	–	–
Foreign currency contracts	228	5,402	–
Fund shares redeemed	1,956	3,497	684
Investment securities purchased	222,427	711,161	–
Line of credit	–	–	9,160
Options and swaptions contracts written (premiums received $0, $7,409 and $0)	–	5,226	–
Swap premiums received	–	2,541	–
Unrealized loss on swap agreements	2,991	1,276	–
Total Liabilities	233,212	739,825	10,612
Net Assets Applicable to Outstanding Shares	$ 1,976,050	$ 2,944,565	$ 826,452
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 2,158,436	$ 2,695,740	$ 1,286,550
Accumulated undistributed (overdistributed) net investment income (loss)	10,950	253	12,026
Accumulated undistributed (overdistributed) net realized gain (loss)	(170,990)	99,959	(542,494)
Net unrealized appreciation (depreciation) of investments	(22,132)	144,032	70,370
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(214)	4,581	–
Total Net Assets	$ 1,976,050	$ 2,944,565	$ 826,452
Capital Stock (par value: $.01 a share):
Shares authorized	720,000	380,000	905,000
Net Asset Value Per Share:
Class A: Net Assets	$ 134,686	N/A	$ 202,793
Shares Issued and Outstanding	12,738		17,289
Net Asset Value per share	$ 10.57		$ 11.73
Maximum Offering Price	$ 10.98		$ 12.41
Class B: Net Assets	$ 10,488	N/A	$ 12,914
Shares Issued and Outstanding 990 1,123
Net Asset Value per share	$ 10.60 (a)		$ 11.50 (a)
Class C: Net Assets	$ 5,976	N/A	$ 2,100
Shares Issued and Outstanding 565 181
Net Asset Value per share	$ 10.57 (a)		$ 11.60 (a)
Class J: Net Assets	$ 209,290	N/A	N/A
Shares Issued and Outstanding 19,686
Net Asset Value per share	$ 10.63 (a)
Institutional: Net Assets	$ 1,438,541	$ 2,869,003	$ 596,070
Shares Issued and Outstanding	136,109	246,251	50,860
Net Asset Value per share	$ 10.57	$ 11.65	$ 11.72
R-1: Net Assets	$ 10,669	$ 3,446	$ 1,091
Shares Issued and Outstanding	1,009	297	94
Net Asset Value per share	$ 10.57	$ 11.59	$ 11.63
R-2: Net Assets	$ 28,778	$ 8,899	$ 1,711
Shares Issued and Outstanding	2,745	767	148
Net Asset Value per share	$ 10.48	$ 11.60	$ 11.56
R-3: Net Assets	$ 41,586	$ 24,917	$ 6,703
Shares Issued and Outstanding	3,954	2,146	578
Net Asset Value per share	$ 10.52	$ 11.61	$ 11.61
R-4: Net Assets	$ 36,175	$ 8,217	$ 801
Shares Issued and Outstanding	3,386	705	69
Net Asset Value per share	$ 10.68	$ 11.66	$ 11.66
R-5: Net Assets	$ 59,861	$ 30,083	$ 2,269
Shares Issued and Outstanding	5,686	2,584	194
Net Asset Value per share	$ 10.53	$ 11.64	$ 11.68

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

69

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2010

	Diversified	Equity	Global Diversified
Amounts in thousands, except per share amounts	International Fund	Income Fund	Income Fund
Investment in securities--at cost	$ 1,508,131	$ 2,335,956	$ 1,045,146
Foreign currency--at cost	$ 7,925	$ –	$ 35
Assets
Investment in securities--at value	$ 1,784,755	$ 2,681,524	$ 1,110,391
Foreign currency--at value	7,896	–	34
Cash	31	12	34,765
Receivables:
Dividends and interest	3,454	4,833	14,219
Expense reimbursement from Manager	5	2	2
Expense reimbursement from Underwriter	15	–	–
Fund shares sold	1,022	2,758	32,291
Investment securities sold	15,874	3,864	10,221
Other assets	5	1	–
Prepaid directors' expenses	–	–	2
Total Assets	1,813,057	2,692,994	1,201,925
Liabilities
Accrued management and investment advisory fees	1,320	1,146	709
Accrued administrative service fees	11	–	–
Accrued distribution fees	178	318	350
Accrued service fees	47	2	–
Accrued transfer agent fees	347	401	53
Accrued directors' expenses	1	1	–
Accrued other expenses	308	263	34
Payables:
Dividends payable	–	–	4,550
Fund shares redeemed	759	1,445	788
Investment securities purchased	18,331	8,425	44,033
Total Liabilities	21,302	12,001	50,517
Net Assets Applicable to Outstanding Shares	$ 1,791,755	$ 2,680,993	$ 1,151,408
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 2,147,871	$ 2,983,737	$ 1,073,533
Accumulated undistributed (overdistributed) net investment income (loss)	16,018	16,368	1,014
Accumulated undistributed (overdistributed) net realized gain (loss)	(648,845)	(664,680)	11,611
Net unrealized appreciation (depreciation) of investments	276,624	345,568	65,245
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	87	–	5
Total Net Assets	$ 1,791,755	$ 2,680,993	$ 1,151,408
Capital Stock (par value: $.01 a share):
Shares authorized	1,010,000	930,000	475,000
Net Asset Value Per Share:
Class A: Net Assets	$ 273,385	$ 622,414	$ 630,204
Shares Issued and Outstanding	27,910	36,797	47,222
Net Asset Value per share	$ 9.80	$ 16.91	$ 13.35
Maximum Offering Price	$ 10.37	$ 17.90	$ 13.86
Class B: Net Assets	$ 18,477	$ 117,395	N/A
Shares Issued and Outstanding	1,890	7,004
Net Asset Value per share	$ 9.78 (a)	$ 16.76(a)
Class C: Net Assets	$ 11,618	$ 101,915	$ 296,132
Shares Issued and Outstanding	1,188	6,143	22,259
Net Asset Value per share	$ 9.78 (a)	$ 16.59(a)	$ 13.30 (a)
Class J: Net Assets	$ 179,226	N/A	N/A
Shares Issued and Outstanding	18,471
Net Asset Value per share	$ 9.70 (a)
Class P: Net Assets	$ 10	$ 10	$ 1,001
Shares Issued and Outstanding	1	1	75
Net Asset Value per share	$ 9.80	$ 16.93	$ 13.31
Institutional: Net Assets	$ 1,087,289	$ 1,828,045	$ 224,071
Shares Issued and Outstanding	111,033	107,978	16,841
Net Asset Value per share	$ 9.79	$ 16.93	$ 13.31
R-1: Net Assets	$ 9,424	$ 374	N/A
Shares Issued and Outstanding	970	22
Net Asset Value per share	$ 9.72	$ 16.89
R-2: Net Assets	$ 19,385	$ 371	N/A
Shares Issued and Outstanding	2,001	22
Net Asset Value per share	$ 9.69	$ 16.89
R-3: Net Assets	$ 67,216	$ 3,815	N/A
Shares Issued and Outstanding	6,893	226
Net Asset Value per share	$ 9.75	$ 16.89
R-4: Net Assets	$ 49,117	$ 750	N/A
Shares Issued and Outstanding	4,968	44
Net Asset Value per share	$ 9.89	$ 16.92
R-5: Net Assets	$ 76,608	$ 5,904	N/A
Shares Issued and Outstanding	7,756	349
Net Asset Value per share	$ 9.88	$ 16.93

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

70

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS,INC. October 31, 2010

		Government &
	Global Real Estate	High Quality
Amounts in thousands, except per share amounts	Securities Fund	Bond Fund	High Yield Fund
Investment in securities--at cost	$ 16,282	$ 1,621,654	$ 3,334,740
Investment in affiliated securities--at cost	$ –	$ –	$ 23,687
Foreign currency--at cost	$ 4,115	$ –	$ –
Assets
Investment in securities--at value	$ 17,628	$ 1,700,005	$ 3,496,880
Investment in affiliated securities--at value	–	–	30,983
Foreign currency--at value	4,114	–	–
Cash	2,688	29,133	9,675
Receivables:
Dividends and interest	22	7,362	63,568
Expense reimbursement from Manager	5	24	29
Expense reimbursement from Underwriter	–	45	–
Foreign currency contracts	12	–	–
Fund shares sold	178	7,817	35,546
Investment securities sold	–	11,766	17,514
Other assets	–	19	–
Prepaid directors' expenses	2	–	–
Total Assets	24,649	1,756,171	3,654,195
Liabilities
Accrued management and investment advisory fees	9	710	1,504
Accrued administrative service fees	–	4	–
Accrued distribution fees	4	234	887
Accrued service fees	–	12	–
Accrued transfer agent fees	7	198	562
Accrued directors' expenses	–	1	9
Accrued other expenses	51	97	459
Payables:
Dividends payable	–	5,349	23,943
Foreign currency contracts	15	–	–
Fund shares redeemed	4	927	9,972
Investment securities purchased	6,359	65,203	77,228
Total Liabilities	6,449	72,735	114,564
Net Assets Applicable to Outstanding Shares	$ 18,200	$ 1,683,436	$ 3,539,631
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 18,549	$ 1,698,477	$ 3,304,440
Accumulated undistributed (overdistributed) net investment income (loss)	(153)	(81)	4,331
Accumulated undistributed (overdistributed) net realized gain (loss)	(1,540)	(93,311)	61,392
Net unrealized appreciation (depreciation) of investments	1,346	78,351	169,436
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(2)	–	32
Total Net Assets	$ 18,200	$ 1,683,436	$ 3,539,631
Capital Stock (par value: $.01 a share):
Shares authorized	300,000	955,000	800,000
Net Asset Value Per Share:
Class A: Net Assets	$ 16,738	$ 422,993	$ 2,001,283
Shares Issued and Outstanding	2,452	37,488	244,586
Net Asset Value per share	$ 6.83	$ 11.28	$ 8.18
Maximum Offering Price	$ 7.23	$ 11.54	$ 8.50
Class B: Net Assets	N/A	$ 36,773	$ 72,591
Shares Issued and Outstanding		3,263	8,829
Net Asset Value per share		$ 11.27(a)	$ 8.22 (a)
Class C: Net Assets	$ 1,453	$ 75,290	$ 490,173
Shares Issued and Outstanding	216	6,680	59,525
Net Asset Value per share	$ 6.71 (a)	$ 11.27(a)	$ 8.23 (a)
Class J: Net Assets	N/A	$ 112,730	N/A
Shares Issued and Outstanding		9,979
Net Asset Value per share		$ 11.30(a)
Class P: Net Assets	N/A	$ 10	$ 273
Shares Issued and Outstanding		1	34
Net Asset Value per share		$ 11.28	$ 8.15
Institutional: Net Assets	$ 9	$ 980,476	$ 975,311
Shares Issued and Outstanding	1	86,862	119,610
Net Asset Value per share	$ 7.18	$ 11.29	$ 8.15
R-1: Net Assets	N/A	$ 4,485	N/A
Shares Issued and Outstanding		397
Net Asset Value per share		$ 11.29
R-2: Net Assets	N/A	$ 8,002	N/A
Shares Issued and Outstanding		709
Net Asset Value per share		$ 11.29
R-3: Net Assets	N/A	$ 20,070	N/A
Shares Issued and Outstanding		1,778
Net Asset Value per share		$ 11.29
R-4: Net Assets	N/A	$ 7,364	N/A
Shares Issued and Outstanding		652
Net Asset Value per share		$ 11.29
R-5: Net Assets	N/A	$ 15,243	N/A
Shares Issued and Outstanding		1,349
Net Asset Value per share		$ 11.30

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

71

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2010

			Inflation
Amounts in thousands, except per share amounts	High Yield Fund I	Income Fund	Protection Fund
Investment in securities--at cost	$ 1,166,394	$ 1,239,549	$ 553,238
Assets
Investment in securities--at value	$ 1,254,901	$ 1,320,333	$ 573,363
Cash	2,589	356	9,026
Receivables:
Dividends and interest	26,137	16,390	2,693
Expense reimbursement from Manager	–	42	4
Expense reimbursement from Underwriter	–	3	1
Fund shares sold	611	7,703	1,579
Investment securities sold	12,009	–	–
Unrealized gain on swap agreements	–	–	132
Variation margin on futures contracts	–	–	136
Prepaid directors' expenses	–	–	1
Prepaid expenses	36	–	–
Total Assets	1,296,283	1,344,827	586,935
Liabilities
Accrued management and investment advisory fees	678	564	196
Accrued administrative service fees	–	–	1
Accrued distribution fees	–	154	10
Accrued service fees	–	–	1
Accrued transfer agent fees	2	102	12
Accrued other expenses	–	68	18
Payables:
Dividends payable	–	5,991	1,270
Fund shares redeemed	1,456	867	786
Investment securities purchased	17,361	–	–
Unrealized loss on swap agreements	–	–	87
Variation margin on futures contracts	–	–	108
Total Liabilities	19,497	7,746	2,489
Net Assets Applicable to Outstanding Shares	$ 1,276,786	$ 1,337,081	$ 584,446
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 1,099,332	$ 1,297,667	$ 646,879
Accumulated undistributed (overdistributed) net investment income (loss)	75,810	(8,959)	34
Accumulated undistributed (overdistributed) net realized gain (loss)	13,137	(32,411)	(82,809)
Net unrealized appreciation (depreciation) of investments	88,507	80,784	20,342
Total Net Assets	$ 1,276,786	$ 1,337,081	$ 584,446
Capital Stock (par value: $.01 a share):
Shares authorized	150,000	980,000	680,000
Net Asset Value Per Share:
Class A: Net Assets	N/A	$ 268,103	$ 16,234
Shares Issued and Outstanding		27,770	1,958
Net Asset Value per share		$ 9.65	$ 8.29
Maximum Offering Price		$ 9.88	$ 8.61
Class B: Net Assets	N/A	$ 39,778	N/A
Shares Issued and Outstanding		4,106
Net Asset Value per share		$ 9.69(a)
Class C: Net Assets	N/A	$ 59,080	$ 3,195
Shares Issued and Outstanding		6,092	388
Net Asset Value per share		$ 9.70(a)	$ 8.23 (a)
Class J: Net Assets	N/A	$ 36,124	$ 7,613
Shares Issued and Outstanding		3,735	932
Net Asset Value per share		$ 9.67(a)	$ 8.17 (a)
Class P: Net Assets	N/A	$ 30	N/A
Shares Issued and Outstanding		3
Net Asset Value per share		$ 9.67
Institutional: Net Assets	$ 1,276,786	$ 930,550	$ 550,781
Shares Issued and Outstanding	109,716	96,174	66,846
Net Asset Value per share	$ 11.64	$ 9.68	$ 8.24
R-1: Net Assets	N/A	$ 18	$ 660
Shares Issued and Outstanding		2	81
Net Asset Value per share		$ 9.68	$ 8.13
R-2: Net Assets	N/A	$ 172	$ 1,078
Shares Issued and Outstanding		18	133
Net Asset Value per share		$ 9.67	$ 8.13
R-3: Net Assets	N/A	$ 1,472	$ 2,759
Shares Issued and Outstanding		152	338
Net Asset Value per share		$ 9.68	$ 8.16
R-4: Net Assets	N/A	$ 1,361	$ 896
Shares Issued and Outstanding		141	110
Net Asset Value per share		$ 9.68	$ 8.18
R-5: Net Assets	N/A	$ 393	$ 1,230
Shares Issued and Outstanding		41	150
Net Asset Value per share		$ 9.67	$ 8.21

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

72

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2010

	International
	Emerging	International	International
Amounts in thousands, except per share amounts	Markets Fund	Fund I	Growth Fund
Investment in securities--at cost	$ 1,242,427	$ 1,209,413	$ 1,232,569
Foreign currency--at cost	$ 34,855	$ 1,911	$ 51
Assets
Investment in securities--at value	$ 1,527,860	$ 1,386,694	$ 1,405,399
Foreign currency--at value	34,696	1,937	51
Cash	1,606	12,796	5
Receivables:
Dividends and interest	1,234	3,184	3,044
Expense reimbursement from Manager	2	31	12
Expense reimbursement from Underwriter	17	–	3
Fund shares sold	1,292	249	117
Investment securities sold	2,816	10,264	–
Variation margin on futures contracts	–	5	–
Prepaid directors' expenses	–	–	1
Total Assets	1,569,523	1,415,160	1,408,632
Liabilities
Accrued management and investment advisory fees	1,552	1,272	1,163
Accrued administrative service fees	8	5	2
Accrued distribution fees	151	8	21
Accrued service fees	29	15	6
Accrued transfer agent fees	198	10	34
Accrued directors' expenses	–	1	–
Accrued other expenses	425	163	145
Payables:
Fund shares redeemed	3,175	2,946	4,910
Investment securities purchased	7,653	17,902	–
Line of credit	–	380	3,770
Total Liabilities	13,191	22,702	10,051
Net Assets Applicable to Outstanding Shares	$ 1,556,332	$ 1,392,458	$ 1,398,581
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 1,476,898	$ 1,771,158	$ 2,041,719
Accumulated undistributed (overdistributed) net investment income (loss)	6,122	14,495	14,760
Accumulated undistributed (overdistributed) net realized gain (loss)	(211,970)	(572,758)	(830,835)
Net unrealized appreciation (depreciation) of investments	285,433	179,465	172,830
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(151)	98	107
Total Net Assets	$ 1,556,332	$ 1,392,458	$ 1,398,581
Capital Stock (par value: $.01 a share):
Shares authorized	555,000	330,000	590,000
Net Asset Value Per Share:
Class A: Net Assets	$ 137,244	N/A	$ 6,819
Shares Issued and Outstanding	5,342		784
Net Asset Value per share	$ 25.69		$ 8.70
Maximum Offering Price	$ 27.20		$ 9.21
Class B: Net Assets	$ 16,040	N/A	N/A
Shares Issued and Outstanding	652
Net Asset Value per share	$ 24.60 (a)
Class C: Net Assets	$ 13,166	N/A	$ 575
Shares Issued and Outstanding	525		66
Net Asset Value per share	$ 25.06 (a)		$ 8.71 (a)
Class J: Net Assets	$ 205,507	N/A	$ 38,971
Shares Issued and Outstanding	8,280		4,589
Net Asset Value per share	$ 24.82 (a)		$ 8.49 (a)
Class P: Net Assets	$ 10	N/A	N/A
Shares Issued and Outstanding	–
Net Asset Value per share	$ 25.60
Institutional: Net Assets	$ 1,048,491	$ 1,323,249	$ 1,323,435
Shares Issued and Outstanding	40,957	116,850	152,157
Net Asset Value per share	$ 25.60	$ 11.32	$ 8.70
R-1: Net Assets	$ 10,335	$ 6,727	$ 1,216
Shares Issued and Outstanding	408	600	140
Net Asset Value per share	$ 25.35	$ 11.21	$ 8.69
R-2: Net Assets	$ 13,900	$ 10,031	$ 5,725
Shares Issued and Outstanding	552	895	677
Net Asset Value per share	$ 25.20	$ 11.21	$ 8.46
R-3: Net Assets	$ 42,741	$ 13,026	$ 9,605
Shares Issued and Outstanding	1,689	1,161	1,069
Net Asset Value per share	$ 25.31	$ 11.22	$ 8.99
R-4: Net Assets	$ 31,507	$ 14,358	$ 3,431
Shares Issued and Outstanding	1,235	1,274	399
Net Asset Value per share	$ 25.52	$ 11.27	$ 8.61
R-5: Net Assets	$ 37,391	$ 25,067	$ 8,804
Shares Issued and Outstanding	1,460	2,223	1,021
Net Asset Value per share	$ 25.60	$ 11.28	$ 8.63

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

73

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2010

	International	LargeCap	LargeCap
Amounts in thousands, except per share amounts	Value Fund I	Blend Fund II	Growth Fund
Investment in securities--at cost	$ 945,743	$ 657,252	$ 1,850,358
Foreign currency--at cost	$ 2	$ –	$ –
Assets
Investment in securities--at value	$ 1,115,619	$ 732,483	$ 2,377,686
Foreign currency--at value	2	–	–
Cash	25,585	3,272	269
Receivables:
Dividends and interest	2,976	791	1,585
Expense reimbursement from Manager	28	13	2
Expense reimbursement from Underwriter	–	9	4
Fund shares sold	237	210	1,879
Investment securities sold	655	1,791	682
Variation margin on futures contracts	7	7	–
Other assets	–	–	12
Prepaid directors' expenses	1	1	–
Total Assets	1,145,110	738,577	2,382,119
Liabilities
Accrued management and investment advisory fees	1,035	466	1,218
Accrued administrative service fees	–	5	12
Accrued distribution fees	–	57	131
Accrued service fees	–	17	52
Accrued transfer agent fees	–	90	400
Accrued directors' expenses	–	–	2
Accrued other expenses	97	52	169
Payables:
Fund shares redeemed	1,531	1,819	3,291
Investment securities purchased	4,878	1,493	49,215
Line of credit	–	130	–
Total Liabilities	7,541	4,129	54,490
Net Assets Applicable to Outstanding Shares	$ 1,137,569	$ 734,448	$ 2,327,629
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 876,328	$ 803,966	$ 2,289,483
Accumulated undistributed (overdistributed) net investment income (loss)	15,569	5,507	–
Accumulated undistributed (overdistributed) net realized gain (loss)	73,120	(150,588)	(489,182)
Net unrealized appreciation (depreciation) of investments	172,436	75,563	527,328
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	116	–	–
Total Net Assets	$ 1,137,569	$ 734,448	$ 2,327,629
Capital Stock (par value: $.01 a share):
Shares authorized	100,000	490,000	1,220,000
Net Asset Value Per Share:
Class A: Net Assets	N/A	$ 14,055	$ 323,663
Shares Issued and Outstanding		1,556	42,915
Net Asset Value per share		$ 9.03	$ 7.54
Maximum Offering Price		$ 9.56	$ 7.98
Class B: Net Assets	N/A	$ 3,561	$ 18,486
Shares Issued and Outstanding		402	2,574
Net Asset Value per share		$ 8.83(a)	$ 7.18 (a)
Class C: Net Assets	N/A	$ 508	$ 11,368
Shares Issued and Outstanding		57	1,551
Net Asset Value per share		$ 8.92(a)	$ 7.33 (a)
Class J: Net Assets	N/A	$ 99,281	$ 45,092
Shares Issued and Outstanding		11,327	6,254
Net Asset Value per share		$ 8.76(a)	$ 7.21 (a)
Class P: Net Assets	N/A	N/A	$ 11
Shares Issued and Outstanding			1
Net Asset Value per share			$ 7.69
Institutional: Net Assets	$ 1,137,569	$ 538,314	$ 1,680,577
Shares Issued and Outstanding	99,424	59,644	218,469
Net Asset Value per share	$ 11.44	$ 9.03	$ 7.69
R-1: Net Assets	N/A	$ 3,297	$ 17,427
Shares Issued and Outstanding		368	2,350
Net Asset Value per share		$ 8.95	$ 7.42
R-2: Net Assets	N/A	$ 14,969	$ 17,137
Shares Issued and Outstanding		1,682	2,296
Net Asset Value per share		$ 8.90	$ 7.46
R-3: Net Assets	N/A	$ 25,154	$ 52,360
Shares Issued and Outstanding		2,815	6,613
Net Asset Value per share		$ 8.94	$ 7.92
R-4: Net Assets	N/A	$ 13,836	$ 30,517
Shares Issued and Outstanding		1,537	3,895
Net Asset Value per share		$ 9.00	$ 7.83
R-5: Net Assets	N/A	$ 21,473	$ 130,991
Shares Issued and Outstanding		2,389	16,897
Net Asset Value per share		$ 8.99	$ 7.75

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

74

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2010

	LargeCap	LargeCap	LargeCap S&P 500
Amounts in thousands, except per share amounts	Growth Fund I	Growth Fund II	Index Fund
Investment in securities--at cost	$ 2,387,224	$ 1,147,136	$ 2,156,352
Assets
Investment in securities--at value	$ 2,859,824	$ 1,348,708	$ 2,299,404
Cash	18,397	19,843	93
Receivables:
Dividends and interest	1,360	1,148	2,496
Expense reimbursement from Manager	41	25	11
Expense reimbursement from Underwriter	4	2	27
Fund shares sold	534	71	835
Investment securities sold	6,684	17,956	–
Variation margin on futures contracts	34	11	17
Other assets	1	–	3
Prepaid directors' expenses	–	1	–
Total Assets	2,886,879	1,387,765	2,302,886
Liabilities
Accrued management and investment advisory fees	1,495	1,077	289
Accrued administrative service fees	5	2	23
Accrued distribution fees	37	16	195
Accrued service fees	24	11	100
Accrued transfer agent fees	88	18	282
Accrued directors' expenses	–	–	3
Accrued other expenses	45	25	279
Payables:
Foreign currency contracts	–	5	–
Fund shares redeemed	4,140	1,413	2,842
Investment securities purchased	3,048	12,970	224
Line of credit	–	85	–
Total Liabilities	8,882	15,622	4,237
Net Assets Applicable to Outstanding Shares	$ 2,877,997	$ 1,372,143	$ 2,298,649
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 2,568,593	$ 1,435,948	$ 2,420,736
Accumulated undistributed (overdistributed) net investment income (loss)	2,294	6,604	19,333
Accumulated undistributed (overdistributed) net realized gain (loss)	(169,660)	(272,689)	(285,975)
Net unrealized appreciation (depreciation) of investments	476,770	202,285	144,555
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–	(5)	–
Total Net Assets	$ 2,877,997	$ 1,372,143	$ 2,298,649
Capital Stock (par value: $.01 a share):
Shares authorized	965,000	670,000	785,000
Net Asset Value Per Share:
Class A: Net Assets	$ 16,672	$ 2,005	$ 154,529
Shares Issued and Outstanding	2,006	263	18,512
Net Asset Value per share	$ 8.30	$ 7.63	$ 8.35
Maximum Offering Price	$ 8.78	$ 8.07	$ 8.48
Class B: Net Assets	$ 1,779	N/A	N/A
Shares Issued and Outstanding	226
Net Asset Value per share	$ 7.83 (a)
Class C: Net Assets	$ 758	$ 344	$ 5,898
Shares Issued and Outstanding	92	46	714
Net Asset Value per share	$ 8.22 (a)	$ 7.40(a)	$ 8.26 (a)
Class J: Net Assets	$ 53,357	$ 26,662	$ 317,882
Shares Issued and Outstanding	6,806	3,739	38,449
Net Asset Value per share	$ 7.84 (a)	$ 7.13(a)	$ 8.27 (a)
Institutional: Net Assets	$ 2,685,536	$ 1,291,759	$ 1,343,467
Shares Issued and Outstanding	310,121	164,567	160,856
Net Asset Value per share	$ 8.66	$ 7.85	$ 8.35
R-1: Net Assets	$ 2,882	$ 1,473	$ 16,843
Shares Issued and Outstanding	349	196	2,028
Net Asset Value per share	$ 8.25	$ 7.52	$ 8.31
R-2: Net Assets	$ 7,759	$ 7,359	$ 47,540
Shares Issued and Outstanding	962	1,007	5,704
Net Asset Value per share	$ 8.07	$ 7.31	$ 8.34
R-3: Net Assets	$ 31,002	$ 8,490	$ 115,162
Shares Issued and Outstanding	3,701	1,140	13,795
Net Asset Value per share	$ 8.38	$ 7.45	$ 8.35
R-4: Net Assets	$ 12,655	$ 9,396	$ 106,514
Shares Issued and Outstanding	1,510	1,235	12,714
Net Asset Value per share	$ 8.38	$ 7.61	$ 8.38
R-5: Net Assets	$ 65,597	$ 24,655	$ 190,814
Shares Issued and Outstanding	7,706	3,214	22,616
Net Asset Value per share	$ 8.51	$ 7.67	$ 8.44

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

75

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2010

	LargeCap	LargeCap	LargeCap
Amounts in thousands, except per share amounts	Value Fund	Value Fund I	Value Fund III
Investment in securities--at cost	$ 1,097,091	$ 2,147,841	$ 1,625,291
Assets
Investment in securities--at value	$ 1,178,308	$ 2,252,964	$ 1,757,945
Cash	56	8,537	8,063
Receivables:
Dividends and interest	1,195	2,886	2,282
Expense reimbursement from Manager	1	27	24
Expense reimbursement from Underwriter	4	–	6
Fund shares sold	298	297	26
Investment securities sold	5,115	7,924	1,920
Variation margin on futures contracts	4	17	14
Other assets	28	–	–
Prepaid directors' expenses	1	–	–
Total Assets	1,185,010	2,272,652	1,770,280
Liabilities
Accrued management and investment advisory fees	433	1,490	1,156
Accrued administrative service fees	1	2	6
Accrued distribution fees	58	4	43
Accrued service fees	3	6	17
Accrued transfer agent fees	157	1	78
Accrued directors' expenses	–	2	–
Accrued other expenses	56	20	49
Payables:
Fund shares redeemed	1,571	4,044	6,911
Investment securities purchased	8,012	6,632	386
Total Liabilities	10,291	12,201	8,646
Net Assets Applicable to Outstanding Shares	$ 1,174,719	$ 2,260,451	$ 1,761,634
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 1,292,686	$ 2,486,169	$ 2,239,269
Accumulated undistributed (overdistributed) net investment income (loss)	11,300	21,156	17,243
Accumulated undistributed (overdistributed) net realized gain (loss)	(211,254)	(352,029)	(628,377)
Net unrealized appreciation (depreciation) of investments	81,987	105,155	133,499
Total Net Assets	$ 1,174,719	$ 2,260,451	$ 1,761,634
Capital Stock (par value: $.01 a share):
Shares authorized	555,000	480,000	650,000
Net Asset Value Per Share:
Class A: Net Assets	$ 159,592	N/A	$ 10,361
Shares Issued and Outstanding	18,140		1,061
Net Asset Value per share	$ 8.80		$ 9.74
Maximum Offering Price	$ 9.31		$ 10.31
Class B: Net Assets	$ 6,025	N/A	$ 2,483
Shares Issued and Outstanding	688		254
Net Asset Value per share	$ 8.76 (a)		$ 9.75 (a)
Class C: Net Assets	$ 1,581	N/A	$ 343
Shares Issued and Outstanding	182		35
Net Asset Value per share	$ 8.70 (a)		$ 9.72 (a)
Class J: Net Assets	$ 41,563	N/A	$ 67,982
Shares Issued and Outstanding	4,787		7,111
Net Asset Value per share	$ 8.68 (a)		$ 9.56 (a)
Institutional: Net Assets	$ 950,085	$ 2,235,141	$ 1,601,614
Shares Issued and Outstanding	107,890	222,014	165,078
Net Asset Value per share	$ 8.81	$ 10.07	$ 9.70
R-1: Net Assets	$ 1,300	$ 5,335	$ 4,179
Shares Issued and Outstanding	149	534	434
Net Asset Value per share	$ 8.72	$ 10.00	$ 9.63
R-2: Net Assets	$ 3,191	$ 4,021	$ 15,933
Shares Issued and Outstanding	365	403	1,662
Net Asset Value per share	$ 8.74	$ 9.98	$ 9.59
R-3: Net Assets	$ 3,466	$ 5,526	$ 23,390
Shares Issued and Outstanding	397	553	2,354
Net Asset Value per share	$ 8.72	$ 10.00	$ 9.93
R-4: Net Assets	$ 2,289	$ 4,096	$ 13,028
Shares Issued and Outstanding	262	409	1,349
Net Asset Value per share	$ 8.74	$ 10.01	$ 9.66
R-5: Net Assets	$ 5,627	$ 6,332	$ 22,321
Shares Issued and Outstanding	639	630	2,299
Net Asset Value per share	$ 8.81	$ 10.05	$ 9.71

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

76

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2010

	MidCap	MidCap	MidCap
Amounts in thousands, except per share amounts	Blend Fund	Growth Fund	Growth Fund III
Investment in securities--at cost	$ 1,090,209	$ 94,728	$ 1,054,400
Foreign currency--at cost	$ 16	$ –	$ –
Assets
Investment in securities--at value	$ 1,238,589	$ 112,944	$ 1,351,038
Foreign currency--at value	17	–	–
Cash	26	10	7,029
Receivables:
Dividends and interest	600	14	199
Expense reimbursement from Manager	7	–	36
Expense reimbursement from Underwriter	15	2	2
Fund shares sold	1,854	162	160
Investment securities sold	5,518	–	9,634
Variation margin on futures contracts	–	–	149
Other assets	6	–	–
Prepaid directors' expenses	–	2	–
Total Assets	1,246,632	113,134	1,368,247
Liabilities
Accrued management and investment advisory fees	652	60	1,097
Accrued administrative service fees	3	2	7
Accrued distribution fees	233	12	32
Accrued service fees	14	11	23
Accrued transfer agent fees	425	13	61
Accrued directors' expenses	2	–	–
Accrued other expenses	137	18	42
Payables:
Fund shares redeemed	907	98	3,111
Investment securities purchased	3,658	1,666	3,282
Total Liabilities	6,031	1,880	7,655
Net Assets Applicable to Outstanding Shares	$ 1,240,601	$ 111,254	$ 1,360,592
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 1,039,520	$ 95,556	$ 1,373,308
Accumulated undistributed (overdistributed) net investment income (loss)	4,450	–	44
Accumulated undistributed (overdistributed) net realized gain (loss)	48,251	(2,518)	(310,251)
Net unrealized appreciation (depreciation) of investments	148,380	18,216	297,491
Total Net Assets	$ 1,240,601	$ 111,254	$ 1,360,592
Capital Stock (par value: $.01 a share):
Shares authorized	590,000	305,000	560,000
Net Asset Value Per Share:
Class A: Net Assets	$ 542,687	N/A	$ 10,150
Shares Issued and Outstanding	41,662		1,104
Net Asset Value per share	$ 13.03		$ 9.19
Maximum Offering Price	$ 13.79		$ 9.72
Class B: Net Assets	$ 37,441	N/A	$ 1,772
Shares Issued and Outstanding	2,951		201
Net Asset Value per share	$ 12.69 (a)		$ 8.82 (a)
Class C: Net Assets	$ 21,342	N/A	$ 815
Shares Issued and Outstanding	1,692		91
Net Asset Value per share	$ 12.62 (a)		$ 8.98 (a)
Class J: Net Assets	$ 174,254	$ 22,826	$ 30,949
Shares Issued and Outstanding	13,796	3,516	3,510
Net Asset Value per share	$ 12.63 (a)	$ 6.49(a)	$ 8.82 (a)
Class P: Net Assets	$ 91	N/A	N/A
Shares Issued and Outstanding	7
Net Asset Value per share	$ 13.18
Institutional: Net Assets	$ 392,309	$ 34,798	$ 1,206,656
Shares Issued and Outstanding	29,766	4,900	126,032
Net Asset Value per share	$ 13.18	$ 7.10	$ 9.57
R-1: Net Assets	$ 2,261	$ 1,158	$ 5,095
Shares Issued and Outstanding	179	172	562
Net Asset Value per share	$ 12.65	$ 6.73	$ 9.07
R-2: Net Assets	$ 5,421	$ 3,152	$ 11,680
Shares Issued and Outstanding	427	455	1,269
Net Asset Value per share	$ 12.71	$ 6.92	$ 9.21
R-3: Net Assets	$ 18,958	$ 7,430	$ 38,227
Shares Issued and Outstanding	1,466	1,051	4,012
Net Asset Value per share	$ 12.93	$ 7.07	$ 9.53
R-4: Net Assets	$ 9,201	$ 8,584	$ 32,907
Shares Issued and Outstanding	697	1,194	3,438
Net Asset Value per share	$ 13.21	$ 7.19	$ 9.57
R-5: Net Assets	$ 36,636	$ 33,306	$ 22,341
Shares Issued and Outstanding	2,797	4,571	2,296
Net Asset Value per share	$ 13.09	$ 7.29	$ 9.73

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

77

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2010

	MidCap S&P 400	MidCap	MidCap
Amounts in thousands, except per share amounts	Index Fund	Value Fund I	Value Fund III
Investment in securities--at cost	$ 311,996	$ 1,231,332	$ 82,606
Assets
Investment in securities--at value	$ 338,603	$ 1,446,714	$ 93,566
Cash	748	7,801	305
Receivables:
Dividends and interest	185	1,125	52
Expense reimbursement from Manager	6	35	1
Expense reimbursement from Underwriter	3	5	7
Fund shares sold	583	209	39
Investment securities sold	–	2,226	253
Variation margin on futures contracts	48	215	1
Prepaid directors' expenses	1	–	2
Total Assets	340,177	1,458,330	94,226
Liabilities
Accrued management and investment advisory fees	42	1,195	51
Accrued administrative service fees	10	8	1
Accrued distribution fees	37	40	32
Accrued service fees	43	25	2
Accrued transfer agent fees	24	50	23
Accrued other expenses	20	50	25
Payables:
Fund shares redeemed	548	1,901	7
Investment securities purchased	79	5,326	352
Total Liabilities	803	8,595	493
Net Assets Applicable to Outstanding Shares	$ 339,374	$ 1,449,735	$ 93,733
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 310,980	$ 1,562,532	$ 106,392
Accumulated undistributed (overdistributed) net investment income (loss)	1,725	12,419	647
Accumulated undistributed (overdistributed) net realized gain (loss)	(213)	(343,208)	(24,281)
Net unrealized appreciation (depreciation) of investments	26,882	217,992	10,975
Total Net Assets	$ 339,374	$ 1,449,735	$ 93,733
Capital Stock (par value: $.01 a share):
Shares authorized	305,000	580,000	305,000
Net Asset Value Per Share:
Class A: Net Assets	N/A	$ 3,133	N/A
Shares Issued and Outstanding		258
Net Asset Value per share		$ 12.12
Maximum Offering Price		$ 12.83
Class B: Net Assets	N/A	$ 485	N/A
Shares Issued and Outstanding		40
Net Asset Value per share		$ 12.02(a)
Class C: Net Assets	N/A	$ 742	N/A
Shares Issued and Outstanding		62
Net Asset Value per share		$ 12.01(a)
Class J: Net Assets	$ 41,637	$ 55,107	$ 82,140
Shares Issued and Outstanding	3,256	4,568	7,286
Net Asset Value per share	$ 12.79 (a)	$ 12.06(a)	$ 11.27 (a)
Institutional: Net Assets	$ 90,574	$ 1,269,331	$ 183
Shares Issued and Outstanding	6,945	104,313	15
Net Asset Value per share	$ 13.04	$ 12.17	$ 11.85
R-1: Net Assets	$ 8,529	$ 7,222	$ 520
Shares Issued and Outstanding	659	605	46
Net Asset Value per share	$ 12.94	$ 11.94	$ 11.34
R-2: Net Assets	$ 22,947	$ 19,875	$ 1,455
Shares Issued and Outstanding	1,744	1,664	127
Net Asset Value per share	$ 13.16	$ 11.94	$ 11.42
R-3: Net Assets	$ 49,027	$ 34,752	$ 1,758
Shares Issued and Outstanding	3,718	2,886	154
Net Asset Value per share	$ 13.19	$ 12.04	$ 11.39
R-4: Net Assets	$ 37,573	$ 28,066	$ 1,252
Shares Issued and Outstanding	2,844	2,324	111
Net Asset Value per share	$ 13.21	$ 12.08	$ 11.29
R-5: Net Assets	$ 89,087	$ 31,022	$ 6,425
Shares Issued and Outstanding	6,710	2,559	566
Net Asset Value per share	$ 13.28	$ 12.12	$ 11.36

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

78

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2010

	Money	Principal Capital	PrincipalLifeTime
Amounts in thousands, except per share amounts	Market Fund	Appreciation Fund	2010 Fund
Investment in securities--at cost	$ 1,325,777	$ 750,201	$ –
Investment in affiliated securities--at cost	$ –	$ –	$ 1,768,181
Assets
Investment in securities--at value	$ 1,325,777	$ 1,085,794	$ –
Investment in affiliated securities--at value	–	–	1,762,595
Cash	10	61	–
Receivables:
Dividends and interest	235	964	1,407
Expense reimbursement from Manager	247	1	5
Expense reimbursement from Underwriter	50	–	17
Fund shares sold	1,548	613	1,137
Investment securities sold	–	1,484	–
Other assets	26	–	–
Total Assets	1,327,893	1,088,917	1,765,161
Liabilities
Accrued management and investment advisory fees	442	499	45
Accrued administrative service fees	12	–	22
Accrued distribution fees	139	156	132
Accrued service fees	53	3	82
Accrued transfer agent fees	354	240	37
Accrued directors' expenses	6	–	5
Accrued other expenses	297	186	33
Payables:
Fund shares redeemed	2,509	693	484
Investment securities purchased	–	1,047	–
Total Liabilities	3,812	2,824	840
Net Assets Applicable to Outstanding Shares	$ 1,324,081	$ 1,086,093	$ 1,764,321
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 1,365,701	$ 709,915	$ 1,940,826
Accumulated undistributed (overdistributed) net investment income (loss)	–	14,366	16,666
Accumulated undistributed (overdistributed) net realized gain (loss)	(41,620)	26,219	(187,585)
Net unrealized appreciation (depreciation) of investments	–	335,593	(5,586)
Total Net Assets	$ 1,324,081	$ 1,086,093	$ 1,764,321
Capital Stock (par value: $.01 a share):
Shares authorized	17,575,000	880,000	585,000
Net Asset Value Per Share:
Class A: Net Assets	$ 505,252	$ 409,697	$ 38,183
Shares Issued and Outstanding	505,313	11,025	3,412
Net Asset Value per share	$ 1.00	$ 37.16	$ 11.19
Maximum Offering Price	$ 1.00	$ 39.32	$ 11.84
Class B: Net Assets	$ 36,068	$ 62,508	N/A
Shares Issued and Outstanding	36,073	1,981
Net Asset Value per share	$ 1.00 (a)	$ 31.55(a)
Class C: Net Assets	$ 20,638	$ 19,689	N/A
Shares Issued and Outstanding	20,640	621
Net Asset Value per share	$ 1.00 (a)	$ 31.73(a)
Class J: Net Assets	$ 310,250	N/A	$ 206,407
Shares Issued and Outstanding	310,287		18,602
Net Asset Value per share	$ 1.00 (a)		$ 11.10 (a)
Class P: Net Assets	N/A	$ 10	N/A
Shares Issued and Outstanding		–
Net Asset Value per share		$ 37.62
Institutional: Net Assets	$ 202,082	$ 578,458	$ 1,130,797
Shares Issued and Outstanding	202,106	15,373	101,339
Net Asset Value per share	$ 1.00	$ 37.63	$ 11.16
R-1: Net Assets	$ 9,818	$ 245	$ 24,103
Shares Issued and Outstanding	9,819	7	2,185
Net Asset Value per share	$ 1.00	$ 37.42	$ 11.03
R-2: Net Assets	$ 25,705	$ 82	$ 42,654
Shares Issued and Outstanding	25,708	2	3,871
Net Asset Value per share	$ 1.00	$ 37.44	$ 11.02
R-3: Net Assets	$ 56,225	$ 1,084	$ 96,491
Shares Issued and Outstanding	56,232	29	8,747
Net Asset Value per share	$ 1.00	$ 37.49	$ 11.03
R-4: Net Assets	$ 22,874	$ 2,816	$ 80,377
Shares Issued and Outstanding	22,877	75	7,263
Net Asset Value per share	$ 1.00	$ 37.53	$ 11.07
R-5: Net Assets	$ 135,169	$ 11,504	$ 145,309
Shares Issued and Outstanding	135,185	306	13,096
Net Asset Value per share	$ 1.00	$ 37.57	$ 11.10

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

79

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2010

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands, except per share amounts	2015 Fund	2020 Fund	2025 Fund
Investment in affiliated securities--at cost	$ 423,567	$ 4,799,073	$ 474,668
Assets
Investment in affiliated securities--at value	$ 501,601	$ 4,776,549	$ 562,839
Receivables:
Dividends and interest	284	1,936	172
Expense reimbursement from Manager	–	7	–
Expense reimbursement from Underwriter	–	47	–
Fund shares sold	271	927	959
Total Assets	502,156	4,779,466	563,970
Liabilities
Accrued management and investment advisory fees	12	120	14
Accrued administrative service fees	9	54	9
Accrued distribution fees	18	346	20
Accrued service fees	29	207	34
Accrued transfer agent fees	–	98	–
Accrued directors' expenses	–	17	–
Accrued other expenses	4	55	4
Payables:
Fund shares redeemed	–	4,376	197
Total Liabilities	72	5,273	278
Net Assets Applicable to Outstanding Shares	$ 502,084	$ 4,774,193	$ 563,692
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 410,874	$ 5,030,841	$ 464,984
Accumulated undistributed (overdistributed) net investment income (loss)	3,035	25,843	2,060
Accumulated undistributed (overdistributed) net realized gain (loss)	10,141	(259,967)	8,477
Net unrealized appreciation (depreciation) of investments	78,034	(22,524)	88,171
Total Net Assets	$ 502,084	$ 4,774,193	$ 563,692
Capital Stock (par value: $.01 a share):
Shares authorized	400,000	785,000	400,000
Net Asset Value Per Share:
Class A: Net Assets	N/A	$ 82,683	N/A
Shares Issued and Outstanding		7,178
Net Asset Value per share		$ 11.52
Maximum Offering Price		$ 12.19
Class B: Net Assets	N/A	$ 8,573	N/A
Shares Issued and Outstanding		745
Net Asset Value per share		$ 11.51(a)
Class J: Net Assets	N/A	$ 552,609	N/A
Shares Issued and Outstanding		48,430
Net Asset Value per share		$ 11.41(a)
Institutional: Net Assets	$ 362,671	$ 3,146,852	$ 401,632
Shares Issued and Outstanding	37,352	274,180	42,496
Net Asset Value per share	$ 9.71	$ 11.48	$ 9.45
R-1: Net Assets	$ 13,567	$ 58,931	$ 14,338
Shares Issued and Outstanding	1,425	5,187	1,542
Net Asset Value per share	$ 9.52	$ 11.36	$ 9.30
R-2: Net Assets	$ 11,681	$ 107,791	$ 11,582
Shares Issued and Outstanding	1,225	9,512	1,244
Net Asset Value per share	$ 9.54	$ 11.33	$ 9.31
R-3: Net Assets	$ 38,096	$ 234,218	$ 47,011
Shares Issued and Outstanding	3,981	20,609	5,032
Net Asset Value per share	$ 9.57	$ 11.36	$ 9.34
R-4: Net Assets	$ 42,226	$ 216,623	$ 42,079
Shares Issued and Outstanding	4,395	19,019	4,483
Net Asset Value per share	$ 9.61	$ 11.39	$ 9.39
R-5: Net Assets	$ 33,843	$ 365,913	$ 47,050
Shares Issued and Outstanding	3,516	32,035	4,999
Net Asset Value per share	$ 9.63	$ 11.42	$ 9.41

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

80

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2010

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands, except per share amounts	2030 Fund	2035 Fund	2040 Fund
Investment in affiliated securities--at cost	$ 4,303,579	$ 298,449	$ 2,514,627
Assets
Investment in affiliated securities--at value	$ 4,302,321	$ 356,211	$ 2,529,421
Receivables:
Dividends and interest	1,261	77	508
Expense reimbursement from Manager	8	–	15
Expense reimbursement from Underwriter	43	–	20
Fund shares sold	1,341	804	864
Prepaid directors' expenses	–	1	–
Total Assets	4,304,974	357,093	2,530,828
Liabilities
Accrued management and investment advisory fees	108	9	63
Accrued administrative service fees	50	7	29
Accrued distribution fees	318	14	164
Accrued service fees	191	22	109
Accrued transfer agent fees	103	–	75
Accrued directors' expenses	14	–	7
Accrued other expenses	55	4	43
Payables:
Fund shares redeemed	9,292	55	9,071
Total Liabilities	10,131	111	9,561
Net Assets Applicable to Outstanding Shares	$ 4,294,843	$ 356,982	$ 2,521,267
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 4,484,304	$ 292,582	$ 2,590,755
Accumulated undistributed (overdistributed) net investment income (loss)	14,509	722	4,252
Accumulated undistributed (overdistributed) net realized gain (loss)	(202,712)	5,916	(88,534)
Net unrealized appreciation (depreciation) of investments	(1,258)	57,762	14,794
Total Net Assets	$ 4,294,843	$ 356,982	$ 2,521,267
Capital Stock (par value: $.01 a share):
Shares authorized	885,000	400,000	600,000
Net Asset Value Per Share:
Class A: Net Assets	$ 62,470	N/A	$ 38,484
Shares Issued and Outstanding	5,531		3,428
Net Asset Value per share	$ 11.30		$ 11.23
Maximum Offering Price	$ 11.95		$ 11.88
Class B: Net Assets	$ 7,929	N/A	$ 5,620
Shares Issued and Outstanding	701		505
Net Asset Value per share	$ 11.32 (a)		$ 11.13 (a)
Class J: Net Assets	$ 515,947	N/A	$ 246,236
Shares Issued and Outstanding	45,928		21,817
Net Asset Value per share	$ 11.23 (a)		$ 11.29 (a)
Institutional: Net Assets	$ 2,804,667	$ 248,902	$ 1,716,164
Shares Issued and Outstanding	248,715	26,719	150,938
Net Asset Value per share	$ 11.28	$ 9.32	$ 11.37
R-1: Net Assets	$ 50,109	$ 11,246	$ 32,593
Shares Issued and Outstanding	4,490	1,225	2,901
Net Asset Value per share	$ 11.16	$ 9.18	$ 11.24
R-2: Net Assets	$ 99,779	$ 6,266	$ 55,281
Shares Issued and Outstanding	8,936	682	4,918
Net Asset Value per share	$ 11.17	$ 9.18	$ 11.24
R-3: Net Assets	$ 222,202	$ 34,593	$ 125,392
Shares Issued and Outstanding	19,819	3,749	11,151
Net Asset Value per share	$ 11.21	$ 9.23	$ 11.24
R-4: Net Assets	$ 194,301	$ 29,669	$ 101,237
Shares Issued and Outstanding	16,907	3,203	8,986
Net Asset Value per share	$ 11.49	$ 9.26	$ 11.27
R-5: Net Assets	$ 337,439	$ 26,306	$ 200,260
Shares Issued and Outstanding	29,979	2,832	17,686
Net Asset Value per share	$ 11.26	$ 9.29	$ 11.32

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

81

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2010

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands, except per share amounts	2045 Fund	2050 Fund	2055 Fund
Investment in affiliated securities--at cost	$ 131,985	$ 1,052,385	$ 19,390
Assets
Investment in affiliated securities--at value	$ 157,131	$ 1,061,613	$ 22,495
Receivables:
Dividends and interest	23	146	3
Expense reimbursement from Manager	–	3	3
Expense reimbursement from Underwriter	–	5	–
Fund shares sold	277	617	111
Prepaid directors' expenses	1	–	2
Total Assets	157,432	1,062,384	22,614
Liabilities
Accrued management and investment advisory fees	4	27	–
Accrued administrative service fees	3	11	–
Accrued distribution fees	8	49	1
Accrued service fees	12	41	1
Accrued transfer agent fees	–	29	–
Accrued directors' expenses	–	1	–
Accrued other expenses	3	21	3
Payables:
Fund shares redeemed	17	3,152	38
Total Liabilities	47	3,331	43
Net Assets Applicable to Outstanding Shares	$ 157,385	$ 1,059,053	$ 22,571
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 129,361	$ 1,083,518	$ 19,173
Accumulated undistributed (overdistributed) net investment income (loss)	84	927	7
Accumulated undistributed (overdistributed) net realized gain (loss)	2,794	(34,620)	286
Net unrealized appreciation (depreciation) of investments	25,146	9,228	3,105
Total Net Assets	$ 157,385	$ 1,059,053	$ 22,571
Capital Stock (par value: $.01 a share):
Shares authorized	400,000	500,000	400,000
Net Asset Value Per Share:
Class A: Net Assets	N/A	$ 23,723	N/A
Shares Issued and Outstanding		2,177
Net Asset Value per share		$ 10.90
Maximum Offering Price		$ 11.53
Class B: Net Assets	N/A	$ 1,783	N/A
Shares Issued and Outstanding		165
Net Asset Value per share		$ 10.79(a)
Class J: Net Assets	N/A	$ 54,059	N/A
Shares Issued and Outstanding		5,082
Net Asset Value per share		$ 10.64(a)
Institutional: Net Assets	$ 105,004	$ 788,351	$ 17,421
Shares Issued and Outstanding	11,371	72,600	1,892
Net Asset Value per share	$ 9.23	$ 10.86	$ 9.21
R-1: Net Assets	$ 5,821	$ 13,401	$ 532
Shares Issued and Outstanding	643	1,248	59
Net Asset Value per share	$ 9.05	$ 10.74	$ 9.02
R-2: Net Assets	$ 2,780	$ 24,165	$ 398
Shares Issued and Outstanding	307	2,250	44
Net Asset Value per share	$ 9.06	$ 10.74	$ 9.05
R-3: Net Assets	$ 20,005	$ 42,918	$ 1,345
Shares Issued and Outstanding	2,198	3,988	148
Net Asset Value per share	$ 9.10	$ 10.76	$ 9.09
R-4: Net Assets	$ 12,730	$ 39,183	$ 1,477
Shares Issued and Outstanding	1,393	3,629	162
Net Asset Value per share	$ 9.14	$ 10.80	$ 9.12
R-5: Net Assets	$ 11,045	$ 71,470	$ 1,398
Shares Issued and Outstanding	1,206	6,603	153
Net Asset Value per share	$ 9.16	$ 10.82	$ 9.14

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

82

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2010

	Principal
	LifeTime Strategic	Real Estate	SAM
Amounts in thousands, except per share amounts	Income Fund	Securities Fund	Balanced Portfolio
Investment in securities--at cost	$ –	$ 1,254,582	$ –
Investment in affiliated securities--at cost	$ 658,621	$ –	$ 2,924,839
Assets
Investment in securities--at value	$ –	$ 1,710,442	$ –
Investment in affiliated securities--at value	673,813	–	3,215,953
Cash	–	48	–
Receivables:
Dividends and interest	885	315	4,966
Expense reimbursement from Manager	4	4	–
Expense reimbursement from Underwriter	5	11	33
Fund shares sold	83	2,197	2,267
Investment securities sold	–	9,867	–
Total Assets	674,790	1,722,884	3,223,219
Liabilities
Accrued management and investment advisory fees	17	1,197	930
Accrued administrative service fees	9	8	3
Accrued distribution fees	46	109	1,362
Accrued service fees	26	30	12
Accrued transfer agent fees	20	173	799
Accrued directors' expenses	–	–	12
Accrued other expenses	18	69	171
Payables:
Fund shares redeemed	1,836	2,863	4,359
Investment securities purchased	–	10,087	–
Total Liabilities	1,972	14,536	7,648
Net Assets Applicable to Outstanding Shares	$ 672,818	$ 1,708,348	$ 3,215,571
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 709,640	$ 1,709,292	$ 3,164,428
Accumulated undistributed (overdistributed) net investment income (loss)	9,397	606	2,858
Accumulated undistributed (overdistributed) net realized gain (loss)	(61,411)	(457,410)	(242,829)
Net unrealized appreciation (depreciation) of investments	15,192	455,860	291,114
Total Net Assets	$ 672,818	$ 1,708,348	$ 3,215,571
Capital Stock (par value: $.01 a share):
Shares authorized	500,000	830,000	1,255,000
Net Asset Value Per Share:
Class A: Net Assets	$ 25,982	$ 107,672	$ 1,627,536
Shares Issued and Outstanding	2,377	6,800	130,695
Net Asset Value per share	$ 10.93	$ 15.83	$ 12.45
Maximum Offering Price	$ 11.36	$ 16.75	$ 13.17
Class B: Net Assets	$ 840	$ 11,944	$ 437,393
Shares Issued and Outstanding	78	759	35,205
Net Asset Value per share	$ 10.81 (a)	$ 15.72(a)	$ 12.42 (a)
Class C: Net Assets	N/A	$ 12,850	$ 576,580
Shares Issued and Outstanding		817	46,769
Net Asset Value per share		$ 15.74(a)	$ 12.33 (a)
Class J: Net Assets	$ 61,486	$ 128,423	$ 396,058
Shares Issued and Outstanding	5,685	8,278	32,562
Net Asset Value per share	$ 10.82 (a)	$ 15.51(a)	$ 12.16 (a)
Class P: Net Assets	N/A	$ 10	N/A
Shares Issued and Outstanding		1
Net Asset Value per share		$ 15.83
Institutional: Net Assets	$ 459,110	$ 1,303,556	$ 122,317
Shares Issued and Outstanding	42,171	82,302	9,933
Net Asset Value per share	$ 10.89	$ 15.84	$ 12.31
R-1: Net Assets	$ 11,735	$ 6,794	$ 4,716
Shares Issued and Outstanding	1,087	433	384
Net Asset Value per share	$ 10.80	$ 15.70	$ 12.29
R-2: Net Assets	$ 16,425	$ 14,881	$ 4,134
Shares Issued and Outstanding	1,522	972	337
Net Asset Value per share	$ 10.79	$ 15.31	$ 12.27
R-3: Net Assets	$ 31,798	$ 39,463	$ 17,127
Shares Issued and Outstanding	2,953	2,535	1,394
Net Asset Value per share	$ 10.77	$ 15.57	$ 12.29
R-4: Net Assets	$ 27,722	$ 23,587	$ 8,067
Shares Issued and Outstanding	2,568	1,526	655
Net Asset Value per share	$ 10.80	$ 15.45	$ 12.31
R-5: Net Assets	$ 37,720	$ 59,168	$ 21,643
Shares Issued and Outstanding	3,471	3,823	1,759
Net Asset Value per share	$ 10.87	$ 15.48	$ 12.31

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

83

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2010

	SAM Conservative	SAM Conservative	SAM Flexible
Amounts in thousands, except per share amounts	Balanced Portfolio	Growth Portfolio	Income Portfolio
Investment in affiliated securities--at cost	$ 748,538	$ 2,132,981	$ 873,523
Assets
Investment in affiliated securities--at value	$ 821,152	$ 2,307,106	$ 959,470
Receivables:
Dividends and interest	1,925	1,663	2,850
Expense reimbursement from Underwriter	15	15	12
Fund shares sold	1,727	1,243	4,151
Total Assets	824,819	2,310,027	966,483
Liabilities
Accrued management and investment advisory fees	237	666	275
Accrued administrative service fees	2	3	1
Accrued distribution fees	348	1,010	409
Accrued service fees	5	8	3
Accrued transfer agent fees	156	709	181
Accrued directors' expenses	1	8	2
Accrued other expenses	45	140	52
Payables:
Dividends payable	–	–	2,502
Fund shares redeemed	853	2,880	1,477
Total Liabilities	1,647	5,424	4,902
Net Assets Applicable to Outstanding Shares	$ 823,172	$ 2,304,603	$ 961,581
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 772,369	$ 2,339,584	$ 900,333
Accumulated undistributed (overdistributed) net investment income (loss)	1,250	10,182	416
Accumulated undistributed (overdistributed) net realized gain (loss)	(23,061)	(219,288)	(25,115)
Net unrealized appreciation (depreciation) of investments	72,614	174,125	85,947
Total Net Assets	$ 823,172	$ 2,304,603	$ 961,581
Capital Stock (par value: $.01 a share):
Shares authorized	855,000	1,255,000	955,000
Net Asset Value Per Share:
Class A: Net Assets	$ 313,168	$ 1,178,547	$ 461,662
Shares Issued and Outstanding	29,941	89,788	40,822
Net Asset Value per share	$ 10.46	$ 13.13	$ 11.31
Maximum Offering Price	$ 11.07	$ 13.89	$ 11.75
Class B: Net Assets	$ 77,135	$ 317,492	$ 105,145
Shares Issued and Outstanding	7,385	25,212	9,297
Net Asset Value per share	$ 10.44 (a)	$ 12.59(a)	$ 11.31 (a)
Class C: Net Assets	$ 172,782	$ 493,019	$ 193,584
Shares Issued and Outstanding	16,644	39,617	17,242
Net Asset Value per share	$ 10.38 (a)	$ 12.44(a)	$ 11.23 (a)
Class J: Net Assets	$ 175,583	$ 181,273	$ 151,199
Shares Issued and Outstanding	16,944	14,147	13,450
Net Asset Value per share	$ 10.36 (a)	$ 12.81(a)	$ 11.24 (a)
Institutional: Net Assets	$ 60,420	$ 94,846	$ 37,271
Shares Issued and Outstanding	5,817	7,328	3,304
Net Asset Value per share	$ 10.39	$ 12.94	$ 11.28
R-1: Net Assets	$ 2,580	$ 3,766	$ 908
Shares Issued and Outstanding	249	295	81
Net Asset Value per share	$ 10.36	$ 12.76	$ 11.25
R-2: Net Assets	$ 4,251	$ 5,194	$ 955
Shares Issued and Outstanding	409	407	85
Net Asset Value per share	$ 10.39	$ 12.77	$ 11.27
R-3: Net Assets	$ 8,726	$ 10,094	$ 5,283
Shares Issued and Outstanding	841	787	469
Net Asset Value per share	$ 10.38	$ 12.83	$ 11.27
R-4: Net Assets	$ 4,294	$ 7,704	$ 2,535
Shares Issued and Outstanding	414	597	225
Net Asset Value per share	$ 10.38	$ 12.90	$ 11.27
R-5: Net Assets	$ 4,233	$ 12,668	$ 3,039
Shares Issued and Outstanding	408	984	270
Net Asset Value per share	$ 10.38	$ 12.87	$ 11.27

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

84

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2010

	SAM Strategic	Short-Term	SmallCap
Amounts in thousands, except per share amounts	Growth Portfolio	Income Fund	Blend Fund
Investment in securities--at cost	$ –	$ 930,350	$ 175,278
Investment in affiliated securities--at cost	$ 1,379,400	$ –	$ –
Assets
Investment in securities--at value	$ –	$ 958,841	$ 211,424
Investment in affiliated securities--at value	1,465,009	–	–
Cash	–	200	160
Receivables:
Dividends and interest	455	8,183	75
Expense reimbursement from Manager	–	12	3
Expense reimbursement from Underwriter	10	4	7
Fund shares sold	639	5,230	68
Investment securities sold	–	4,443	1,061
Variation margin on futures contracts	–	–	15
Other assets	–	–	1
Prepaid directors' expenses	–	–	1
Total Assets	1,466,113	976,913	212,815
Liabilities
Accrued management and investment advisory fees	424	353	133
Accrued administrative service fees	2	–	–
Accrued distribution fees	648	138	55
Accrued service fees	4	1	2
Accrued transfer agent fees	588	134	129
Accrued directors' expenses	4	1	–
Accrued other expenses	116	83	49
Payables:
Dividends payable	–	1,668	–
Fund shares redeemed	1,634	767	150
Investment securities purchased	–	20,227	1,156
Variation margin on futures contracts	–	153	–
Total Liabilities	3,420	23,525	1,674
Net Assets Applicable to Outstanding Shares	$ 1,462,693	$ 953,388	$ 211,141
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 1,537,058	$ 969,774	$ 243,280
Accumulated undistributed (overdistributed) net investment income (loss)	9,057	230	–
Accumulated undistributed (overdistributed) net realized gain (loss)	(169,031)	(44,244)	(68,460)
Net unrealized appreciation (depreciation) of investments	85,609	27,628	36,321
Total Net Assets	$ 1,462,693	$ 953,388	$ 211,141
Capital Stock (par value: $.01 a share):
Shares authorized	1,055,000	685,000	455,000
Net Asset Value Per Share:
Class A: Net Assets	$ 754,854	$ 330,516	$ 73,302
Shares Issued and Outstanding	53,247	27,162	5,642
Net Asset Value per share	$ 14.18	$ 12.17	$ 12.99
Maximum Offering Price	$ 15.01	$ 12.45	$ 13.75
Class B: Net Assets	$ 216,781	N/A	$ 5,809
Shares Issued and Outstanding	16,363		472
Net Asset Value per share	$ 13.25 (a)		$ 12.31 (a)
Class C: Net Assets	$ 301,333	$ 89,598	$ 1,546
Shares Issued and Outstanding	22,703	7,357	122
Net Asset Value per share	$ 13.27 (a)	$ 12.18(a)	$ 12.67 (a)
Class J: Net Assets	$ 124,141	$ 52,874	$ 86,986
Shares Issued and Outstanding	8,962	4,346	6,947
Net Asset Value per share	$ 13.85 (a)	$ 12.17(a)	$ 12.52 (a)
Class P: Net Assets	N/A	$ 105	N/A
Shares Issued and Outstanding		9
Net Asset Value per share		$ 12.16
Institutional: Net Assets	$ 46,704	$ 473,931	$ 35,729
Shares Issued and Outstanding	3,343	38,963	2,672
Net Asset Value per share	$ 13.97	$ 12.16	$ 13.37
R-1: Net Assets	$ 3,515	$ 788	$ 232
Shares Issued and Outstanding	255	65	18
Net Asset Value per share	$ 13.78	$ 12.17	$ 12.78
R-2: Net Assets	$ 1,449	$ 229	$ 1,195
Shares Issued and Outstanding	105	19	93
Net Asset Value per share	$ 13.83	$ 12.17	$ 12.78
R-3: Net Assets	$ 6,761	$ 3,302	$ 889
Shares Issued and Outstanding	488	271	68
Net Asset Value per share	$ 13.85	$ 12.17	$ 13.01
R-4: Net Assets	$ 2,638	$ 505	$ 2,139
Shares Issued and Outstanding	190	41	162
Net Asset Value per share	$ 13.92	$ 12.17	$ 13.24
R-5: Net Assets	$ 4,517	$ 1,540	$ 3,314
Shares Issued and Outstanding	325	127	248
Net Asset Value per share	$ 13.89	$ 12.17	$ 13.38

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

85

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2010

	SmallCap	SmallCap	SmallCap
Amounts in thousands, except per share amounts	Growth Fund	Growth Fund I	Growth Fund II
Investment in securities--at cost	$ 210,789	$ 682,158	$ 212,821
Assets
Investment in securities--at value	$ 252,839	$ 792,999	$ 264,759
Cash	177	5,548	4,285
Receivables:
Dividends and interest	70	173	24
Expense reimbursement from Manager	13	14	17
Expense reimbursement from Underwriter	2	1	1
Fund shares sold	139	369	21
Investment securities sold	492	7,709	787
Variation margin on futures contracts	17	404	56
Prepaid directors' expenses	2	1	3
Total Assets	253,751	807,218	269,953
Liabilities
Accrued management and investment advisory fees	158	714	230
Accrued administrative service fees	–	2	2
Accrued distribution fees	21	9	12
Accrued service fees	1	7	6
Accrued transfer agent fees	77	8	39
Accrued other expenses	52	24	36
Payables:
Fund shares redeemed	119	480	1,816
Investment securities purchased	711	8,531	2,125
Total Liabilities	1,139	9,775	4,266
Net Assets Applicable to Outstanding Shares	$ 252,612	$ 797,443	$ 265,687
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 292,950	$ 799,393	$ 293,142
Accumulated undistributed (overdistributed) net investment income (loss)	–	–	–
Accumulated undistributed (overdistributed) net realized gain (loss)	(82,584)	(115,117)	(79,501)
Net unrealized appreciation (depreciation) of investments	42,246	113,167	52,046
Total Net Assets	$ 252,612	$ 797,443	$ 265,687
Capital Stock (par value: $.01 a share):
Shares authorized	705,000	290,000	440,000
Net Asset Value Per Share:
Class A: Net Assets	$ 37,428	N/A	$ 4,415
Shares Issued and Outstanding	5,227		590
Net Asset Value per share	$ 7.16		$ 7.48
Maximum Offering Price	$ 7.58		$ 7.92
Class B: Net Assets	$ 2,051	N/A	$ 995
Shares Issued and Outstanding	297		139
Net Asset Value per share	$ 6.90 (a)		$ 7.16 (a)
Class C: Net Assets	$ 1,991	N/A	$ 307
Shares Issued and Outstanding	285		42
Net Asset Value per share	$ 7.00 (a)		$ 7.30 (a)
Class J: Net Assets	$ 25,075	$ 15,935	$ 17,400
Shares Issued and Outstanding	3,707	1,875	2,561
Net Asset Value per share	$ 6.76 (a)	$ 8.50(a)	$ 6.79 (a)
Institutional: Net Assets	$ 179,020	$ 748,898	$ 215,546
Shares Issued and Outstanding	24,219	77,867	27,657
Net Asset Value per share	$ 7.39	$ 9.62	$ 7.79
R-1: Net Assets	$ 647	$ 1,905	$ 1,239
Shares Issued and Outstanding	93	209	168
Net Asset Value per share	$ 6.99	$ 9.11	$ 7.38
R-2: Net Assets	$ 529	$ 3,735	$ 5,723
Shares Issued and Outstanding	74	419	804
Net Asset Value per share	$ 7.13	$ 8.91	$ 7.12
R-3: Net Assets	$ 1,814	$ 7,952	$ 5,728
Shares Issued and Outstanding	250	875	780
Net Asset Value per share	$ 7.25	$ 9.09	$ 7.34
R-4: Net Assets	$ 281	$ 5,503	$ 4,205
Shares Issued and Outstanding	38	593	563
Net Asset Value per share	$ 7.44	$ 9.28	$ 7.47
R-5: Net Assets	$ 3,776	$ 13,515	$ 10,129
Shares Issued and Outstanding	502	1,433	1,335
Net Asset Value per share	$ 7.52	$ 9.43	$ 7.59

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

86

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2010

	SmallCap S&P 600	SmallCap	SmallCap
Amounts in thousands, except per share amounts	Index Fund	Value Fund	Value Fund I
Investment in securities--at cost	$ 349,723	$ 256,210	$ 112,196
Assets
Investment in securities--at value	$ 365,536	$ 295,194	$ 129,013
Cash	799	10	922
Receivables:
Dividends and interest	159	167	88
Expense reimbursement from Manager	7	10	14
Expense reimbursement from Underwriter	7	4	–
Fund shares sold	243	114	22
Investment securities sold	20	10,471	–
Variation margin on futures contracts	39	–	18
Prepaid directors' expenses	–	2	1
Total Assets	366,810	305,972	130,078
Liabilities
Accrued management and investment advisory fees	46	189	110
Accrued administrative service fees	9	3	2
Accrued distribution fees	51	28	3
Accrued service fees	42	8	6
Accrued transfer agent fees	42	56	–
Accrued other expenses	34	53	44
Payables:
Fund shares redeemed	353	399	877
Investment securities purchased	156	7,657	–
Total Liabilities	733	8,393	1,042
Net Assets Applicable to Outstanding Shares	$ 366,077	$ 297,579	$ 129,036
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 417,989	$ 417,491	$ 236,882
Accumulated undistributed (overdistributed) net investment income (loss)	1,327	1,940	515
Accumulated undistributed (overdistributed) net realized gain (loss)	(69,105)	(160,836)	(125,268)
Net unrealized appreciation (depreciation) of investments	15,866	38,984	16,907
Total Net Assets	$ 366,077	$ 297,579	$ 129,036
Capital Stock (par value: $.01 a share):
Shares authorized	305,000	830,000	265,000
Net Asset Value Per Share:
Class A: Net Assets	N/A	$ 15,561	N/A
Shares Issued and Outstanding		1,114
Net Asset Value per share		$ 13.97
Maximum Offering Price		$ 14.78
Class B: Net Assets	N/A	$ 2,367	N/A
Shares Issued and Outstanding		175
Net Asset Value per share		$ 13.53(a)
Class C: Net Assets	N/A	$ 2,959	N/A
Shares Issued and Outstanding		215
Net Asset Value per share		$ 13.73(a)
Class J: Net Assets	$ 82,762	$ 41,296	N/A
Shares Issued and Outstanding	6,011	3,057
Net Asset Value per share	$ 13.77 (a)	$ 13.51(a)
Institutional: Net Assets	$ 85,231	$ 196,946	$ 101,650
Shares Issued and Outstanding	5,955	14,060	7,618
Net Asset Value per share	$ 14.31	$ 14.01	$ 13.34
R-1: Net Assets	$ 7,286	$ 1,863	$ 1,841
Shares Issued and Outstanding	515	135	140
Net Asset Value per share	$ 14.15	$ 13.77	$ 13.12
R-2: Net Assets	$ 19,492	$ 5,960	$ 4,992
Shares Issued and Outstanding	1,355	432	384
Net Asset Value per share	$ 14.39	$ 13.80	$ 13.00
R-3: Net Assets	$ 47,049	$ 10,952	$ 5,134
Shares Issued and Outstanding	3,244	785	392
Net Asset Value per share	$ 14.50	$ 13.95	$ 13.11
R-4: Net Assets	$ 36,410	$ 4,073	$ 6,539
Shares Issued and Outstanding	2,492	290	494
Net Asset Value per share	$ 14.61	$ 14.04	$ 13.25
R-5: Net Assets	$ 87,847	$ 15,602	$ 8,880
Shares Issued and Outstanding	5,995	1,105	669
Net Asset Value per share	$ 14.65	$ 14.12	$ 13.27

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

87

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS,INC.

	October 31, 2010

		SmallCap
Amounts in thousands, except per share amounts		Value Fund II
Investment in securities--at cost		$ 738,946
Assets
Investment in securities--at value		$ 769,082
Cash		6,392
Receivables:
Dividends and interest		320
Expense reimbursement from Manager		16
Expense reimbursement from Underwriter		1
Fund shares sold		74
Investment securities sold		1,407
Variation margin on futures contracts		262
	Total Assets	777,554
Liabilities
Accrued management and investment advisory fees		648
Accrued administrative service fees		1
Accrued distribution fees		8
Accrued service fees		5
Accrued transfer agent fees		7
Accrued other expenses		37
Payables:
Fund shares redeemed		3,319
Investment securities purchased		472
	Total Liabilities	4,497
Net Assets Applicable to Outstanding Shares		$ 773,057
Net Assets Consist of:
Capital Shares and additional paid-in-capital		$ 821,776
Accumulated undistributed (overdistributed) net investment income (loss)		1,725
Accumulated undistributed (overdistributed) net realized gain (loss)		(83,792)
Net unrealized appreciation (depreciation) of investments		33,348
	Total Net Assets	$ 773,057
Capital Stock (par value: $.01 a share):
Shares authorized		305,000
Net Asset Value Per Share:
Class J: Net Assets		$ 11,004
Shares Issued and Outstanding		1,284
Net Asset Value per share		$ 8.57 (a)
Institutional: Net Assets		$ 736,530
Shares Issued and Outstanding		84,922
Net Asset Value per share		$ 8.67
R-1: Net Assets		$ 1,038
Shares Issued and Outstanding		125
Net Asset Value per share		$ 8.33
R-2: Net Assets		$ 2,189
Shares Issued and Outstanding		262
Net Asset Value per share		$ 8.36
R-3: Net Assets		$ 12,722
Shares Issued and Outstanding		1,500
Net Asset Value per share		$ 8.48
R-4: Net Assets		$ 2,703
Shares Issued and Outstanding		316
Net Asset Value per share		$ 8.54
R-5: Net Assets		$ 6,871
Shares Issued and Outstanding		800
Net Asset Value per share		$ 8.59

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

88

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2010

			Disciplined
	Bond & Mortgage	Core Plus	LargeCap
Amounts in thousands	Securities Fund	Bond Fund I	Blend Fund
Net Investment Income (Loss)
Income:
Dividends	$ 114	$ 435	$ 28,949
Withholding tax	–	(3)	–
Interest	100,669	74,451	53
Total Income	100,783	74,883	29,002
Expenses:
Management and investment advisory fees	10,413	14,801	8,550
Distribution fees - Class A	326	N/A	509
Distribution fees - Class B	118	N/A	158
Distribution fees - Class C	49	N/A	20
Distribution fees - Class J	894	N/A	N/A
Distribution fees - R-1	37	9	4
Distribution fees - R-2	86	23	6
Distribution fees - R-3	112	53	17
Distribution fees - R-4	31	7	4
Administrative service fees - R-1	29	8	3
Administrative service fees - R-2	58	15	4
Administrative service fees - R-3	50	22	8
Administrative service fees - R-4	23	5	3
Administrative service fees - R-5	35	16	1
Registration fees - Class A	13	N/A	14
Registration fees - Class B	13	N/A	13
Registration fees - Class C	15	N/A	15
Registration fees - Class J	13	N/A	N/A
Registration fees - Institutional	–	163	31
Service fees - R-1	26	7	3
Service fees - R-2	72	19	5
Service fees - R-3	94	45	14
Service fees - R-4	62	14	7
Service fees - R-5	117	64	4
Shareholder reports - Class A	21	N/A	96
Shareholder reports - Class B	4	N/A	18
Shareholder reports - Class C	1	N/A	–
Shareholder reports - Class J	59	N/A	N/A
Shareholder reports - Institutional	–	24	–
Transfer agent fees - Class A	307	N/A	590
Transfer agent fees - Class B	56	N/A	99
Transfer agent fees - Class C	14	N/A	9
Transfer agent fees - Class J	269	N/A	N/A
Transfer agent fees - Institutional	1	85	3
Custodian fees	23	24	12
Directors' expenses	23	50	10
Professional fees	18	20	17
Other expenses	49	38	48
Total Gross Expenses	13,531	15,512	10,295
Less: Reimbursement from Manager - Class A	130	N/A	–
Less: Reimbursement from Manager - Class B	64	N/A	–
Less: Reimbursement from Manager - Class C	18	N/A	20
Less: Reimbursement from Underwriter - Class J	134	N/A	N/A
Total Net Expenses	13,185	15,512	10,275
Net Investment Income (Loss)	87,598	59,371	18,727

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	35,224	45,782	224,249
Foreign currency transactions	72	(1,228)	–
Futures contracts	433	65,210	349
Options and swaptions	–	13,323	–
Short sales	169	(3,436)	–
Swap agreements	(32,488)	411	–
Change in unrealized appreciation/depreciation of:
Investments	139,361	65,461	2,873
Futures contracts	(660)	(7,497)	332
Options and swaptions	–	694	–
Short sales	–	741	–
Swap agreements	18,005	5,746	–
Translation of assets and liabilities in foreign currencies	(214)	3,979	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	159,902	189,186	227,803
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 247,500	$ 248,557	$ 246,530

See accompanying notes.

89

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2010

	Diversified		Global Diversified
Amounts in thousands	International Fund	Equity Income Fund	Income Fund
Net Investment Income (Loss)
Income:
Dividends	$ 43,264	$ 82,817	$ 9,270
Withholding tax	(5,508)	–	(144)
Interest	20	369	22,769
Total Income	37,776	83,186	31,895
Expenses:
Management and investment advisory fees	13,881	11,620	3,654
Distribution fees - Class A	668	1,499	573
Distribution fees - Class B	211	1,294	N/A
Distribution fees - Class C	113	1,031	1,003
Distribution fees - Class J	761	N/A	N/A
Distribution fees - R-1	33	1	N/A
Distribution fees - R-2	60	–	N/A
Distribution fees - R-3	167	2	N/A
Distribution fees - R-4	48	–	N/A
Administrative service fees - R-1	27	–	N/A
Administrative service fees - R-2	39	–	N/A
Administrative service fees - R-3	75	1	N/A
Administrative service fees - R-4	40	–	N/A
Administrative service fees - R-5	48	–	N/A
Registration fees - Class A	16	11	45
Registration fees - Class B	14	15	N/A
Registration fees - Class C	16	15	21
Registration fees - Class J	16	N/A	N/A
Registration fees - Class P	2	2	1
Registration fees - Institutional	22	16	40
Service fees - R-1	24	1	N/A
Service fees - R-2	49	–	N/A
Service fees - R-3	139	2	N/A
Service fees - R-4	95	–	N/A
Service fees - R-5	148	1	N/A
Shareholder reports - Class A	74	184	14
Shareholder reports - Class B	14	94	N/A
Shareholder reports - Class C	4	33	7
Shareholder reports - Class J	54	N/A	N/A
Shareholder reports - Institutional	2	2	4
Transfer agent fees - Class A	877	1,151	161
Transfer agent fees - Class B	132	436	N/A
Transfer agent fees - Class C	39	167	81
Transfer agent fees - Class J	286	N/A	N/A
Transfer agent fees - Institutional	8	15	15
Custodian fees	470	4	64
Directors' expenses	26	28	15
Professional fees	50	17	21
Other expenses	38	46	5
Total Gross Expenses	18,786	17,688	5,724
Less: Reimbursement from Manager - Class C	40	–	–
Less: Reimbursement from Manager - Class P	2	2	2
Less: Reimbursement from Underwriter - Class J	113	N/A	N/A
Total Net Expenses	18,631	17,686	5,722
Net Investment Income (Loss)	19,145	65,500	26,173

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	77,641	23,684	12,210
Foreign currency transactions	(781)	–	(6)
Futures contracts	–	–	47
Change in unrealized appreciation/depreciation of:
Investments	120,438	318,109	56,391
Translation of assets and liabilities in foreign currencies	58	–	4
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	197,356	341,793	68,646
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 216,501	$ 407,293	$ 94,819

See accompanying notes.

90

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2010

	Global Real Estate	Government & High
Amounts in thousands	Securities Fund	Quality Bond Fund	High Yield Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ –	$ –	$ 1,022
Dividends	373	1	3,168
Withholding tax	(19)	–	(121)
Interest	–	71,245	273,413
Total Income	354	71,246	277,482
Expenses:
Management and investment advisory fees	103	7,694	15,395
Distribution fees - Class A	21	875	4,236
Distribution fees - Class B	N/A	477	748
Distribution fees - Class C	20	470	4,002
Distribution fees - Class J	N/A	459	N/A
Distribution fees - R-1	N/A	12	N/A
Distribution fees - R-2	N/A	24	N/A
Distribution fees - R-3	N/A	39	N/A
Distribution fees - R-4	N/A	5	N/A
Administrative service fees - R-1	N/A	10	N/A
Administrative service fees - R-2	N/A	16	N/A
Administrative service fees - R-3	N/A	16	N/A
Administrative service fees - R-4	N/A	4	N/A
Administrative service fees - R-5	N/A	7	N/A
Registration fees - Class A	17	42	108
Registration fees - Class B	N/A	16	20
Registration fees - Class C	17	21	46
Registration fees - Class J	N/A	26	N/A
Registration fees - Class P	N/A	1	1
Registration fees - Institutional	20	17	63
Service fees - R-1	N/A	9	N/A
Service fees - R-2	N/A	20	N/A
Service fees - R-3	N/A	33	N/A
Service fees - R-4	N/A	11	N/A
Service fees - R-5	N/A	27	N/A
Shareholder reports - Class A	2	57	417
Shareholder reports - Class B	N/A	17	23
Shareholder reports - Class C	–	6	91
Shareholder reports - Class J	N/A	29	N/A
Shareholder reports - Institutional	–	–	79
Transfer agent fees - Class A	22	533	2,439
Transfer agent fees - Class B	N/A	121	124
Transfer agent fees - Class C	6	44	475
Transfer agent fees - Class J	N/A	189	N/A
Transfer agent fees - Institutional	1	7	326
Custodian fees	52	6	26
Directors' expenses	2	22	76
Professional fees	19	15	18
Other expenses	1	38	71
Total Gross Expenses	303	11,415	28,784
Less: Reimbursement from Manager - Class A	70	–	–
Less: Reimbursement from Manager - Class B	N/A	84	–
Less: Reimbursement from Manager - Class C	31	12	–
Less: Reimbursement from Manager - Class J	N/A	130	N/A
Less: Reimbursement from Manager - Class P	N/A	2	2
Less: Reimbursement from Manager - Institutional	27	–	144
Less: Reimbursement from Manager - R-1	N/A	3	N/A
Less: Reimbursement from Manager - R-2	N/A	8	N/A
Less: Reimbursement from Manager - R-3	N/A	15	N/A
Less: Reimbursement from Manager - R-4	N/A	5	N/A
Less: Reimbursement from Manager - R-5	N/A	13	N/A
Less: Reimbursement from Underwriter - Class A	–	350	–
Less: Reimbursement from Underwriter - Class J	N/A	69	N/A
Total Net Expenses	175	10,724	28,638
Net Investment Income (Loss)	179	60,522	248,844

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	1,098	9,800	124,931
Foreign currency transactions	22	–	(546)
Change in unrealized appreciation/depreciation of:
Investments	1,258	48,308	94,771
Investments in affiliated securities	–	–	8,399
Translation of assets and liabilities in foreign currencies	8	–	38
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	2,386	58,108	227,593
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 2,565	$ 118,630	$ 476,437

See accompanying notes.

91

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2010

			Inflation
Amounts in thousands	High Yield Fund I	Income Fund	Protection Fund
Net Investment Income (Loss)
Income:
Dividends	$ 867	$ –	$ –
Interest	107,464	73,796	12,490
Securities lending - net	–	–	6
Total Income	108,331	73,796	12,496
Expenses:
Management and investment advisory fees	7,312	5,951	2,034
Distribution fees - Class A	N/A	548	34
Distribution fees - Class B	N/A	481	N/A
Distribution fees - Class C	N/A	464	23
Distribution fees - Class J	N/A	85	32
Distribution fees - R-1	N/A	–	2
Distribution fees - R-2	N/A	–	2
Distribution fees - R-3	N/A	1	5
Distribution fees - R-4	N/A	–	1
Administrative service fees - R-1	N/A	–	1
Administrative service fees - R-2	N/A	–	2
Administrative service fees - R-3	N/A	–	2
Administrative service fees - R-4	N/A	–	1
Registration fees - Class A	N/A	25	16
Registration fees - Class B	N/A	16	N/A
Registration fees - Class C	N/A	22	15
Registration fees - Class J	N/A	33	15
Registration fees - Class P	N/A	2	N/A
Registration fees - Institutional	51	18	23
Service fees - R-1	N/A	–	1
Service fees - R-2	N/A	–	2
Service fees - R-3	N/A	1	4
Service fees - R-4	N/A	–	2
Service fees - R-5	N/A	–	2
Shareholder reports - Class A	N/A	43	3
Shareholder reports - Class B	N/A	17	N/A
Shareholder reports - Class C	N/A	8	1
Shareholder reports - Class J	N/A	3	2
Shareholder reports - Institutional	1	20	–
Transfer agent fees - Class A	N/A	265	28
Transfer agent fees - Class B	N/A	85	N/A
Transfer agent fees - Class C	N/A	57	8
Transfer agent fees - Class J	N/A	115	17
Transfer agent fees - Institutional	21	79	2
Custodian fees	15	4	1
Directors' expenses	12	14	13
Professional fees	18	19	15
Other expenses	20	22	11
Total Gross Expenses	7,450	8,398	2,320
Less: Reimbursement from Manager - Class A	N/A	–	14
Less: Reimbursement from Manager - Class B	N/A	17	N/A
Less: Reimbursement from Manager - Class C	N/A	1	18
Less: Reimbursement from Manager - Class J	N/A	109	8
Less: Reimbursement from Manager - Class P	N/A	2	N/A
Less: Reimbursement from Underwriter - Class J	N/A	15	5
Total Net Expenses	7,450	8,254	2,275
Net Investment Income (Loss)	100,881	65,542	10,221

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	63,784	(8,161)	8,424
Foreign currency transactions	–	3	–
Futures contracts	–	–	1,161
Swap agreements	–	–	105
Change in unrealized appreciation/depreciation of:
Investments	40,218	61,953	35,564
Futures contracts	–	–	41
Swap agreements	–	–	45
Translation of assets and liabilities in foreign currencies	–	1	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	104,002	53,796	45,340
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 204,883	$ 119,338	$ 55,561

See accompanying notes.

92

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2010

	International
	Emerging		International
Amounts in thousands	Markets Fund	International Fund I	Growth Fund
Net Investment Income (Loss)
Income:
Dividends	$ 34,083	$ 38,417	$ 35,436
Withholding tax	(3,986)	(4,674)	(4,890)
Interest	12	41	25
Total Income	30,109	33,784	30,571
Expenses:
Management and investment advisory fees	16,302	15,177	12,867
Distribution fees - Class A	311	N/A	14
Distribution fees - Class B	170	N/A	N/A
Distribution fees - Class C	121	N/A	5
Distribution fees - Class J	861	N/A	170
Distribution fees - R-1	31	23	4
Distribution fees - R-2	37	30	18
Distribution fees - R-3	92	33	38
Distribution fees - R-4	28	13	4
Administrative service fees - R-1	25	18	3
Administrative service fees - R-2	25	20	12
Administrative service fees - R-3	40	15	18
Administrative service fees - R-4	22	11	4
Administrative service fees - R-5	23	15	8
Registration fees - Class A	22	N/A	19
Registration fees - Class B	16	N/A	N/A
Registration fees - Class C	17	N/A	18
Registration fees - Class J	32	N/A	16
Registration fees - Class P	1	N/A	N/A
Registration fees - Institutional	29	46	20
Service fees - R-1	23	16	3
Service fees - R-2	31	25	15
Service fees - R-3	78	28	30
Service fees - R-4	55	26	8
Service fees - R-5	73	52	22
Shareholder reports - Class A	38	N/A	3
Shareholder reports - Class B	9	N/A	N/A
Shareholder reports - Class C	5	N/A	–
Shareholder reports - Class J	45	N/A	14
Shareholder reports - Institutional	61	25	26
Transfer agent fees - Class A	367	N/A	31
Transfer agent fees - Class B	84	N/A	N/A
Transfer agent fees - Class C	44	N/A	6
Transfer agent fees - Class J	293	N/A	69
Transfer agent fees - Institutional	94	91	97
Custodian fees	932	362	200
Directors' expenses	20	22	16
Professional fees	24	38	21
Other expenses	47	41	46
Total Gross Expenses	20,528	16,127	13,845
Less: Reimbursement from Manager	–	365	–
Less: Reimbursement from Manager - Class A	–	N/A	34
Less: Reimbursement from Manager - Class C	–	N/A	22
Less: Reimbursement from Manager - Class P	2	N/A	N/A
Less: Reimbursement from Underwriter - Class J	127	N/A	25
Total Net Expenses	20,399	15,762	13,764
Net Investment Income (Loss)	9,710	18,022	16,807

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	205,325	88,020	76,293
Foreign currency transactions	(3,324)	(253)	(24)
Futures contracts	–	(7,610)	–
Change in unrealized appreciation/depreciation of:
Investments	93,981	35,990	76,974
Futures contracts	–	3,659	–
Translation of assets and liabilities in foreign currencies	(139)	69	76
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	295,843	119,875	153,319
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 305,553	$ 137,897	$ 170,126

See accompanying notes.

93

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2010

	International	LargeCap	LargeCap
Amounts in thousands	Value Fund I	Blend Fund II	Growth Fund
Net Investment Income (Loss)
Income:
Dividends	$ 32,640	$ 14,350	$ 15,731
Withholding tax	(4,122)	–	–
Interest	40	18	101
Total Income	28,558	14,368	15,832
Expenses:
Management and investment advisory fees	11,037	5,576	14,469
Distribution fees - Class A	N/A	87	758
Distribution fees - Class B	N/A	97	208
Distribution fees - Class C	N/A	11	99
Distribution fees - Class J	N/A	443	192
Distribution fees - R-1	N/A	13	56
Distribution fees - R-2	N/A	47	52
Distribution fees - R-3	N/A	61	137
Distribution fees - R-4	N/A	13	32
Administrative service fees - R-1	N/A	10	45
Administrative service fees - R-2	N/A	31	35
Administrative service fees - R-3	N/A	27	61
Administrative service fees - R-4	N/A	11	27
Administrative service fees - R-5	N/A	16	74
Registration fees - Class A	N/A	14	18
Registration fees - Class B	N/A	15	15
Registration fees - Class C	N/A	15	15
Registration fees - Class J	N/A	13	14
Registration fees - Class P	N/A	N/A	2
Registration fees - Institutional	31	17	40
Service fees - R-1	N/A	9	40
Service fees - R-2	N/A	40	43
Service fees - R-3	N/A	51	114
Service fees - R-4	N/A	27	62
Service fees - R-5	N/A	49	257
Shareholder reports - Class A	N/A	11	163
Shareholder reports - Class B	N/A	3	19
Shareholder reports - Class C	N/A	–	4
Shareholder reports - Class J	N/A	24	14
Shareholder reports - Institutional	–	26	43
Transfer agent fees - Class A	N/A	145	1,202
Transfer agent fees - Class B	N/A	49	128
Transfer agent fees - Class C	N/A	10	25
Transfer agent fees - Class J	N/A	116	73
Transfer agent fees - Institutional	2	91	137
Custodian fees	182	17	3
Directors' expenses	8	24	27
Professional fees	33	15	29
Other expenses	22	23	50
Total Gross Expenses	11,315	7,247	18,782
Less: Reimbursement from Manager	304	135	–
Less: Reimbursement from Manager - Class A	N/A	11	–
Less: Reimbursement from Manager - Class B	N/A	3	–
Less: Reimbursement from Manager - Class C	N/A	21	–
Less: Reimbursement from Manager - Class P	N/A	N/A	2
Less: Reimbursement from Underwriter - Class J	N/A	65	28
Total Net Expenses	11,011	7,012	18,752
Net Investment Income (Loss)	17,547	7,356	(2,920)

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	89,953	23,604	174,764
Foreign currency transactions	(447)	–	–
Futures contracts	(1,955)	872	–
Change in unrealized appreciation/depreciation of:
Investments	5,023	68,058	287,750
Futures contracts	3,537	630	–
Translation of assets and liabilities in foreign currencies	70	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	96,181	93,164	462,514
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 113,728	$ 100,520	$ 459,594

See accompanying notes.

94

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2010

	LargeCap	LargeCap	LargeCap
Amounts in thousands	Growth Fund I	Growth Fund II	S&P 500 Index Fund
Net Investment Income (Loss)
Income:
Dividends	$ 18,068	$ 23,032	$ 28,958
Interest	103	40	54
Total Income	18,171	23,072	29,012
Expenses:
Management and investment advisory fees	15,688	13,878	2,122
Distribution fees - Class A	94	8	125
Distribution fees - Class B	44	N/A	N/A
Distribution fees - Class C	13	6	48
Distribution fees - Class J	215	115	1,282
Distribution fees - R-1	8	6	51
Distribution fees - R-2	25	23	147
Distribution fees - R-3	55	21	301
Distribution fees - R-4	8	9	94
Administrative service fees - R-1	7	4	41
Administrative service fees - R-2	17	16	98
Administrative service fees - R-3	23	10	135
Administrative service fees - R-4	5	7	74
Administrative service fees - R-5	16	14	112
Registration fees - Class A	15	16	28
Registration fees - Class B	15	N/A	N/A
Registration fees - Class C	15	15	19
Registration fees - Class J	16	13	23
Registration fees - Institutional	32	29	24
Service fees - R-1	6	4	37
Service fees - R-2	21	19	122
Service fees - R-3	47	18	250
Service fees - R-4	17	18	190
Service fees - R-5	63	48	368
Shareholder meeting expense - Class A	–	1	–
Shareholder reports - Class A	14	1	16
Shareholder reports - Class B	3	N/A	N/A
Shareholder reports - Class J	17	8	77
Shareholder reports - Institutional	–	–	26
Transfer agent fees - Class A	196	20	295
Transfer agent fees - Class B	37	N/A	N/A
Transfer agent fees - Class C	8	6	13
Transfer agent fees - Class J	125	46	341
Transfer agent fees - Institutional	1	6	92
Custodian fees	28	24	13
Directors' expenses	30	25	31
Professional fees	18	16	21
Other expenses	38	36	40
Total Gross Expenses	16,980	14,486	6,656
Less: Reimbursement from Manager	1,092	209	–
Less: Reimbursement from Manager - Class A	10	21	11
Less: Reimbursement from Manager - Class B	4	N/A	N/A
Less: Reimbursement from Manager - Class C	17	19	26
Less: Reimbursement from Manager - Institutional	–	–	1
Less: Reimbursement from Underwriter - Class J	32	17	192
Total Net Expenses	15,825	14,220	6,426
Net Investment Income (Loss)	2,346	8,852	22,586

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	169,563	177,831	8,914
Foreign currency transactions	–	235	–
Futures contracts	2,119	2,423	(4,349)
Change in unrealized appreciation/depreciation of:
Investments	280,563	42,148	203,408
Futures contracts	5,320	1,801	2,119
Translation of assets and liabilities in foreign currencies	–	(18)	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	457,565	224,420	210,092
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 459,911	$ 233,272	$ 232,678

See accompanying notes.

95

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2010

	LargeCap	LargeCap	LargeCap
Amounts in thousands	Value Fund	Value Fund I	Value Fund III
Net Investment Income (Loss)
Income:
Dividends	$ 20,765	$ 40,288	$ 38,509
Interest	31	91	60
Total Income	20,796	40,379	38,569
Expenses:
Management and investment advisory fees	4,524	15,264	13,845
Distribution fees - Class A	393	N/A	70
Distribution fees - Class B	70	N/A	64
Distribution fees - Class C	14	N/A	8
Distribution fees - Class J	181	N/A	306
Distribution fees - R-1	5	19	16
Distribution fees - R-2	10	12	54
Distribution fees - R-3	12	16	77
Distribution fees - R-4	2	4	16
Administrative service fees - R-1	4	16	13
Administrative service fees - R-2	6	8	36
Administrative service fees - R-3	6	7	36
Administrative service fees - R-4	2	3	13
Administrative service fees - R-5	3	4	18
Registration fees - Class A	18	N/A	14
Registration fees - Class B	15	N/A	15
Registration fees - Class C	15	N/A	15
Registration fees - Class J	14	N/A	15
Registration fees - Institutional	33	50	19
Service fees - R-1	4	14	12
Service fees - R-2	8	10	45
Service fees - R-3	10	14	64
Service fees - R-4	4	8	30
Service fees - R-5	10	13	52
Shareholder reports - Class A	33	N/A	11
Shareholder reports - Class B	3	N/A	3
Shareholder reports - Class J	14	N/A	24
Shareholder reports - Institutional	26	2	–
Transfer agent fees - Class A	471	N/A	145
Transfer agent fees - Class B	46	N/A	45
Transfer agent fees - Class C	8	N/A	7
Transfer agent fees - Class J	76	N/A	112
Transfer agent fees - Institutional	91	2	4
Custodian fees	7	26	23
Directors' expenses	11	24	28
Professional fees	15	19	17
Other expenses	17	30	52
Total Gross Expenses	6,181	15,565	15,324
Less: Reimbursement from Manager	–	276	214
Less: Reimbursement from Manager - Class A	–	N/A	136
Less: Reimbursement from Manager - Class B	–	N/A	56
Less: Reimbursement from Manager - Class C	19	N/A	22
Less: Reimbursement from Underwriter - Class J	27	N/A	45
Total Net Expenses	6,135	15,289	14,851
Net Investment Income (Loss)	14,661	25,090	23,718

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	16,335	68,751	141,087
Futures contracts	(496)	2,579	(151)
Change in unrealized appreciation/depreciation of:
Investments	89,326	64,897	61,697
Futures contracts	1,136	1,133	1,726
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	106,301	137,360	204,359
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 120,962	$ 162,450	$ 228,077

See accompanying notes.

96

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2010

		MidCap	MidCap
Amounts in thousands	MidCap Blend Fund	Growth Fund	Growth Fund III
Net Investment Income (Loss)
Income:
Dividends	$ 22,246	$ 439	$ 10,601
Withholding tax	(121)	–	–
Interest	17	2	44
Total Income	22,142	441	10,645
Expenses:
Management and investment advisory fees	7,355	660	12,522
Distribution fees - Class A	1,207	N/A	66
Distribution fees - Class B	413	N/A	45
Distribution fees - Class C	152	N/A	16
Distribution fees - Class J	720	96	128
Distribution fees - R-1	7	4	17
Distribution fees - R-2	14	9	35
Distribution fees - R-3	34	20	90
Distribution fees - R-4	8	7	31
Administrative service fees - R-1	6	3	14
Administrative service fees - R-2	9	6	24
Administrative service fees - R-3	14	9	39
Administrative service fees - R-4	7	6	24
Administrative service fees - R-5	12	14	12
Registration fees - Class A	13	N/A	14
Registration fees - Class B	9	N/A	15
Registration fees - Class C	9	N/A	15
Registration fees - Class J	20	15	14
Registration fees - Class P	1	N/A	N/A
Registration fees - Institutional	47	17	57
Service fees - R-1	5	3	12
Service fees - R-2	11	7	29
Service fees - R-3	29	17	76
Service fees - R-4	16	15	61
Service fees - R-5	45	55	42
Shareholder reports - Class A	99	N/A	10
Shareholder reports - Class B	21	N/A	2
Shareholder reports - Class C	5	N/A	–
Shareholder reports - Class J	46	8	10
Shareholder reports - Institutional	11	2	–
Transfer agent fees - Class A	1,128	N/A	138
Transfer agent fees - Class B	192	N/A	34
Transfer agent fees - Class C	41	N/A	11
Transfer agent fees - Class J	248	38	64
Transfer agent fees - Institutional	28	7	2
Custodian fees	11	6	17
Directors' expenses	28	5	32
Professional fees	16	15	25
Other expenses	28	3	33
Total Gross Expenses	12,065	1,047	13,776
Less: Reimbursement from Manager	–	–	284
Less: Reimbursement from Manager - Class A	48	N/A	24
Less: Reimbursement from Manager - Class B	21	N/A	28
Less: Reimbursement from Manager - Class C	9	N/A	17
Less: Reimbursement from Manager - Class P	2	N/A	N/A
Less: Reimbursement from Manager - Institutional	–	18	–
Less: Reimbursement from Underwriter - Class J	107	14	19
Total Net Expenses	11,878	1,015	13,404
Net Investment Income (Loss)	10,264	(574)	(2,759)

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	66,368	13,042	130,729
Foreign currency transactions	(2)	–	–
Futures contracts	–	–	3,473
Change in unrealized appreciation/depreciation of:
Investments	188,997	11,563	180,096
Futures contracts	–	–	3,362
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	255,363	24,605	317,660
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 265,627	$ 24,031	$ 314,901

See accompanying notes.

97

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2010

	MidCap	MidCap	MidCap
Amounts in thousands	S&P 400 Index Fund	Value Fund I	Value Fund III
Net Investment Income (Loss)
Income:
Dividends	$ 4,164	$ 30,584	$ 2,080
Interest	10	68	1
Total Income	4,174	30,652	2,081
Expenses:
Management and investment advisory fees	446	13,167	589
Distribution fees - Class A	N/A	16	N/A
Distribution fees - Class B	N/A	11	N/A
Distribution fees - Class C	N/A	12	N/A
Distribution fees - Class J	168	234	357
Distribution fees - R-1	26	24	2
Distribution fees - R-2	65	55	4
Distribution fees - R-3	112	86	4
Distribution fees - R-4	32	24	1
Administrative service fees - R-1	21	19	1
Administrative service fees - R-2	43	37	3
Administrative service fees - R-3	49	38	2
Administrative service fees - R-4	24	18	1
Administrative service fees - R-5	50	20	4
Registration fees - Class A	N/A	15	N/A
Registration fees - Class B	N/A	14	N/A
Registration fees - Class C	N/A	14	N/A
Registration fees - Class J	15	17	15
Registration fees - Institutional	17	48	15
Service fees - R-1	19	17	1
Service fees - R-2	54	46	4
Service fees - R-3	95	72	3
Service fees - R-4	64	49	3
Service fees - R-5	170	68	13
Shareholder reports - Class A	N/A	10	N/A
Shareholder reports - Class B	N/A	2	N/A
Shareholder reports - Class C	N/A	1	N/A
Shareholder reports - Class J	10	30	26
Shareholder reports - Institutional	26	20	–
Transfer agent fees - Class A	N/A	41	N/A
Transfer agent fees - Class B	N/A	13	N/A
Transfer agent fees - Class C	N/A	8	N/A
Transfer agent fees - Class J	75	104	102
Transfer agent fees - Institutional	88	92	1
Custodian fees	13	21	5
Directors' expenses	11	42	5
Professional fees	14	21	15
Other expenses	10	35	3
Total Gross Expenses	1,717	14,561	1,179
Less: Reimbursement from Manager	–	268	4
Less: Reimbursement from Manager - Class A	N/A	59	N/A
Less: Reimbursement from Manager - Class B	N/A	28	N/A
Less: Reimbursement from Manager - Class C	N/A	21	N/A
Less: Reimbursement from Manager - Institutional	106	–	16
Less: Reimbursement from Underwriter - Class J	25	35	53
Total Net Expenses	1,586	14,150	1,106
Net Investment Income (Loss)	2,588	16,502	975

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	8,131	143,053	7,754
Futures contracts	553	5,149	96
Change in unrealized appreciation/depreciation of:
Investments	55,306	136,449	10,648
Futures contracts	416	4,581	39
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	64,406	289,232	18,537
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 66,994	$ 305,734	$ 19,512

See accompanying notes.

98

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2010

	Money	Principal Capital	Principal LifeTime
Amounts in thousands	Market Fund(a)	Appreciation Fund	2010 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ –	$ –	$ 49,229
Dividends	–	23,632	–
Interest	5,370	40	–
Total Income	5,370	23,672	49,229
Expenses:
Management and investment advisory fees	5,940	5,418	512
Distribution fees - Class A	N/A	996	88
Distribution fees - Class B	493	728	N/A
Distribution fees - Class C	250	183	N/A
Distribution fees - Class J	818	N/A	895
Distribution fees - Class S	158	N/A	N/A
Distribution fees - R-1	34	–	83
Distribution fees - R-2	84	–	124
Distribution fees - R-3	152	–	246
Distribution fees - R-4	23	–	74
Administrative service fees - R-1	27	–	66
Administrative service fees - R-2	56	–	83
Administrative service fees - R-3	68	–	109
Administrative service fees - R-4	19	–	59
Administrative service fees - R-5	87	–	100
Registration fees - Class A	32	17	20
Registration fees - Class B	22	16	N/A
Registration fees - Class C	32	17	N/A
Registration fees - Class J	75	N/A	19
Registration fees - Class P	N/A	2	N/A
Registration fees - Class S	3	N/A	N/A
Registration fees - Institutional	45	29	26
Service fees - Class S	26	N/A	N/A
Service fees - R-1	24	–	59
Service fees - R-2	70	–	104
Service fees - R-3	127	–	206
Service fees - R-4	46	1	149
Service fees - R-5	287	3	313
Shareholder reports - Class A	49	146	1
Shareholder reports - Class B	1	63	N/A
Shareholder reports - Class C	1	7	N/A
Shareholder reports - Class J	160	N/A	11
Shareholder reports - Class S	8	N/A	N/A
Transfer agent fees - Class A	726	710	66
Transfer agent fees - Class B	89	284	N/A
Transfer agent fees - Class C	38	48	N/A
Transfer agent fees - Class J	421	N/A	92
Transfer agent fees - Class S	11	N/A	N/A
Transfer agent fees - Institutional	7	6	8
Custodian fees	15	11	–
Directors' expenses	34	17	51
Professional fees	33	17	14
Other expenses	63	31	39
Total Gross Expenses	10,654	8,750	3,617
Less: Reimbursement from Manager - Class A	1,062	–	42
Less: Reimbursement from Manager - Class B	505	–	N/A
Less: Reimbursement from Manager - Class C	83	–	N/A
Less: Reimbursement from Manager - Class J	1,622	N/A	–
Less: Reimbursement from Manager - Class P	N/A	2	N/A
Less: Reimbursement from Manager - Class S	78	N/A	N/A
Less: Reimbursement from Manager - Institutional	180	–	–
Less: Reimbursement from Manager - R-1	56	–	–
Less: Reimbursement from Manager - R-2	138	–	–
Less: Reimbursement from Manager - R-3	223	–	–
Less: Reimbursement from Manager - R-4	75	–	–
Less: Reimbursement from Manager - R-5	438	–	–
Less: Reimbursement from Underwriter - Class B	123	–	N/A
Less: Reimbursement from Underwriter - Class C	250	–	N/A
Less: Reimbursement from Underwriter - Class J	–	N/A	133
Less: Reimbursement from Underwriter - Class S	158	N/A	N/A
Less: Reimbursement from Underwriter - R-1	34	–	–
Less: Reimbursement from Underwriter - R-2	84	–	–
Less: Reimbursement from Underwriter - R-3	152	–	–
Less: Reimbursement from Underwriter - R-4	23	–	–
Total Net Expenses	5,370	8,748	3,442
Net Investment Income (Loss)	–	14,924	45,787
Net Realized and Unrealized Gain (Loss) on Investments, Payments by Affiliates,
Futures, Options and Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	721	40,887	–
Investment transactions in affiliated securities	–	–	(103,247)
Net increase from payments by affiliates	2,915	–	–
Capital gain distribution received from affiliated securities	–	–	334
Change in unrealized appreciation/depreciation of:
Investments	–	84,759	–
Investments in affiliated securities	–	–	316,749
Net Realized and Unrealized Gain (Loss) on Investments, Payments by Affiliates,
Futures, Options and Swaptions, Swap agreements and Foreign currencies	3,636	125,646	213,836
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 3,636	$ 140,570	$ 259,623

(a) Class S shares discontinued operations on November 23, 2009.

See accompanying notes.

99

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2010

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2015 Fund	2020 Fund	2025 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 9,546	$ 108,622	$ 9,057
Total Income	9,546	108,622	9,057
Expenses:
Management and investment advisory fees	125	1,328	135
Distribution fees - Class A	N/A	188	N/A
Distribution fees - Class B	N/A	86	N/A
Distribution fees - Class J	N/A	2,309	N/A
Distribution fees - R-1	39	197	40
Distribution fees - R-2	30	303	30
Distribution fees - R-3	70	565	86
Distribution fees - R-4	36	192	33
Administrative service fees - R-1	32	158	32
Administrative service fees - R-2	20	202	20
Administrative service fees - R-3	30	248	36
Administrative service fees - R-4	27	150	25
Administrative service fees - R-5	16	228	22
Registration fees - Class A	N/A	22	N/A
Registration fees - Class B	N/A	16	N/A
Registration fees - Class J	N/A	31	N/A
Registration fees - Institutional	31	56	31
Service fees - R-1	28	141	29
Service fees - R-2	25	252	25
Service fees - R-3	60	474	74
Service fees - R-4	73	388	68
Service fees - R-5	60	743	80
Shareholder reports - Class A	N/A	2	N/A
Shareholder reports - Class B	N/A	1	N/A
Shareholder reports - Class J	N/A	35	N/A
Transfer agent fees - Class A	N/A	135	N/A
Transfer agent fees - Class B	N/A	19	N/A
Transfer agent fees - Class J	N/A	281	N/A
Transfer agent fees - Institutional	1	17	1
Directors' expenses	14	130	16
Professional fees	13	18	13
Other expenses	8	98	8
Total Gross Expenses	738	9,013	804
Less: Reimbursement from Manager - Class A	N/A	66	N/A
Less: Reimbursement from Manager - Class B	N/A	24	N/A
Less: Reimbursement from Underwriter - Class J	N/A	345	N/A
Total Net Expenses	738	8,578	804
Net Investment Income (Loss)	8,808	100,044	8,253

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions in affiliated securities	10,603	(180,330)	8,970
Capital gain distribution received from affiliated securities	81	982	93
Change in unrealized appreciation/depreciation of:
Investments in affiliated securities	45,406	778,204	54,839
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	56,090	598,856	63,902
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 64,898	$ 698,900	$ 72,155

See accompanying notes.

100

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2010

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2030 Fund	2035 Fund	2040 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 89,833	$ 5,107	$ 46,751
Total Income	89,833	5,107	46,751
Expenses:
Management and investment advisory fees	1,183	86	683
Distribution fees - Class A	138	N/A	85
Distribution fees - Class B	77	N/A	56
Distribution fees - Class J	2,098	N/A	972
Distribution fees - R-1	166	31	105
Distribution fees - R-2	282	15	152
Distribution fees - R-3	526	66	293
Distribution fees - R-4	175	23	95
Administrative service fees - R-1	132	25	84
Administrative service fees - R-2	188	10	102
Administrative service fees - R-3	230	28	127
Administrative service fees - R-4	137	17	75
Administrative service fees - R-5	205	12	113
Registration fees - Class A	18	N/A	19
Registration fees - Class B	16	N/A	15
Registration fees - Class J	30	N/A	22
Registration fees - Institutional	53	27	42
Service fees - R-1	118	22	75
Service fees - R-2	235	13	127
Service fees - R-3	443	57	247
Service fees - R-4	352	47	191
Service fees - R-5	669	44	381
Shareholder reports - Class A	3	N/A	2
Shareholder reports - Class B	1	N/A	1
Shareholder reports - Class J	45	N/A	30
Transfer agent fees - Class A	126	N/A	108
Transfer agent fees - Class B	20	N/A	18
Transfer agent fees - Class J	349	N/A	253
Transfer agent fees - Institutional	5	1	2
Directors' expenses	115	11	68
Professional fees	17	13	15
Other expenses	88	5	51
Total Gross Expenses	8,240	553	4,609
Less: Reimbursement from Manager - Class A	79	N/A	88
Less: Reimbursement from Manager - Class B	26	N/A	26
Less: Reimbursement from Underwriter - Class J	314	N/A	146
Total Net Expenses	7,821	553	4,349
Net Investment Income (Loss)	82,012	4,554	42,402

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions in affiliated securities	(154,903)	6,129	(80,054)
Capital gain distribution received from affiliated securities	915	60	576
Change in unrealized appreciation/depreciation of:
Investments in affiliated securities	720,040	35,595	413,514
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	566,052	41,784	334,036
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 648,064	$ 46,338	$ 376,438

See accompanying notes.

101

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2010

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2045 Fund	2050 Fund	2055 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 1,943	$ 17,835	$ 252
Total Income	1,943	17,835	252
Expenses:
Management and investment advisory fees	36	286	5
Distribution fees - Class A	N/A	53	N/A
Distribution fees - Class B	N/A	18	N/A
Distribution fees - Class J	N/A	205	N/A
Distribution fees - R-1	15	41	2
Distribution fees - R-2	6	66	–
Distribution fees - R-3	40	101	3
Distribution fees - R-4	9	37	1
Administrative service fees - R-1	12	33	2
Administrative service fees - R-2	4	44	–
Administrative service fees - R-3	17	44	1
Administrative service fees - R-4	6	29	1
Administrative service fees - R-5	5	41	1
Registration fees - Class A	N/A	15	N/A
Registration fees - Class B	N/A	14	N/A
Registration fees - Class J	N/A	15	N/A
Registration fees - Institutional	22	29	19
Service fees - R-1	11	29	1
Service fees - R-2	5	55	1
Service fees - R-3	34	85	2
Service fees - R-4	19	74	3
Service fees - R-5	18	136	2
Shareholder reports - Class A	N/A	2	N/A
Shareholder reports - Class J	N/A	9	N/A
Transfer agent fees - Class A	N/A	72	N/A
Transfer agent fees - Class B	N/A	9	N/A
Transfer agent fees - Class J	N/A	94	N/A
Transfer agent fees - Institutional	1	1	1
Directors' expenses	6	30	3
Professional fees	12	12	12
Other expenses	2	21	–
Total Gross Expenses	280	1,700	60
Less: Reimbursement from Manager - Class A	N/A	64	N/A
Less: Reimbursement from Manager - Class B	N/A	20	N/A
Less: Reimbursement from Manager - Institutional	–	–	25
Less: Reimbursement from Manager - R-4	–	–	1
Less: Reimbursement from Manager - R-5	–	–	1
Less: Reimbursement from Underwriter - Class J	N/A	31	N/A
Total Net Expenses	280	1,585	33
Net Investment Income (Loss)	1,663	16,250	219

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions in affiliated securities	2,836	(31,289)	354
Capital gain distribution received from affiliated securities	28	258	3
Change in unrealized appreciation/depreciation of:
Investments in affiliated securities	15,130	173,530	1,926
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	17,994	142,499	2,283
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 19,657	$ 158,749	$ 2,502

See accompanying notes.

102

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2010

	Principal
	LifeTime Strategic	Real Estate	SAM
Amounts in thousands	Income Fund	Securities Fund	Balanced Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 21,192	$ –	$ 90,873
Dividends	–	49,861	–
Interest	–	22	–
Total Income	21,192	49,883	90,873
Expenses:
Management and investment advisory fees	182	13,814	10,679
Distribution fees - Class A	59	218	3,970
Distribution fees - Class B	8	124	5,074
Distribution fees - Class C	N/A	89	5,778
Distribution fees - Class J	261	515	1,377
Distribution fees - R-1	39	19	14
Distribution fees - R-2	52	42	8
Distribution fees - R-3	71	96	33
Distribution fees - R-4	27	19	7
Administrative service fees - R-1	32	16	11
Administrative service fees - R-2	34	28	5
Administrative service fees - R-3	30	42	14
Administrative service fees - R-4	21	14	5
Administrative service fees - R-5	23	33	11
Registration fees - Class A	16	15	20
Registration fees - Class B	14	14	6
Registration fees - Class C	N/A	15	15
Registration fees - Class J	13	15	50
Registration fees - Class P	N/A	2	N/A
Registration fees - Institutional	22	31	22
Service fees - R-1	28	14	10
Service fees - R-2	43	35	7
Service fees - R-3	61	82	28
Service fees - R-4	53	38	13
Service fees - R-5	72	112	39
Shareholder reports - Class A	1	28	115
Shareholder reports - Class B	–	7	58
Shareholder reports - Class C	N/A	2	32
Shareholder reports - Class J	4	46	19
Shareholder reports - Institutional	–	49	–
Transfer agent fees - Class A	47	282	1,578
Transfer agent fees - Class B	6	72	735
Transfer agent fees - Class C	N/A	25	520
Transfer agent fees - Class J	32	201	298
Transfer agent fees - Institutional	2	142	4
Custodian fees	–	3	–
Directors' expenses	20	24	88
Professional fees	11	17	17
Other expenses	13	30	72
Total Gross Expenses	1,297	16,370	30,732
Less: Reimbursement from Manager - Class A	35	56	–
Less: Reimbursement from Manager - Class B	19	52	–
Less: Reimbursement from Manager - Class C	N/A	15	–
Less: Reimbursement from Manager - Class P	N/A	2	N/A
Less: Reimbursement from Underwriter - Class J	39	78	213
Total Net Expenses	1,204	16,167	30,519
Net Investment Income (Loss)	19,988	33,716	60,354

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	–	144,619	–
Investment transactions in affiliated securities	(31,752)	–	(29,225)
Capital gain distribution received from affiliated securities	80	–	903
Change in unrealized appreciation/depreciation of:
Investments	–	367,079	–
Investments in affiliated securities	91,166	–	416,164
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	59,494	511,698	387,842
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 79,482	$ 545,414	$ 448,196

See accompanying notes.

103

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2010

	SAM Conservative	SAM Conservative	SAM Flexible
Amounts in thousands	Balanced Portfolio	Growth Portfolio	Income Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 27,083	$ 47,618	$ 36,551
Total Income	27,083	47,618	36,551
Expenses:
Management and investment advisory fees	2,555	7,753	2,941
Distribution fees - Class A	729	2,853	1,051
Distribution fees - Class B	861	3,669	1,251
Distribution fees - Class C	1,677	5,007	1,790
Distribution fees - Class J	601	654	433
Distribution fees - R-1	6	11	2
Distribution fees - R-2	9	11	2
Distribution fees - R-3	18	21	10
Distribution fees - R-4	4	7	2
Administrative service fees - R-1	5	8	2
Administrative service fees - R-2	6	8	1
Administrative service fees - R-3	8	9	4
Administrative service fees - R-4	3	5	1
Administrative service fees - R-5	1	7	2
Registration fees - Class A	21	21	25
Registration fees - Class B	16	10	13
Registration fees - Class C	17	14	18
Registration fees - Class J	28	30	35
Registration fees - Institutional	20	21	19
Service fees - R-1	5	8	2
Service fees - R-2	7	9	1
Service fees - R-3	15	18	9
Service fees - R-4	8	13	4
Service fees - R-5	6	26	6
Shareholder reports - Class A	15	82	27
Shareholder reports - Class B	7	39	14
Shareholder reports - Class C	8	35	8
Shareholder reports - Class J	7	10	5
Shareholder reports - Institutional	–	–	1
Transfer agent fees - Class A	266	1,311	379
Transfer agent fees - Class B	115	589	175
Transfer agent fees - Class C	141	592	147
Transfer agent fees - Class J	117	142	131
Transfer agent fees - Institutional	1	1	3
Directors' expenses	23	63	26
Professional fees	13	15	14
Other expenses	17	56	20
Total Gross Expenses	7,356	23,128	8,574
Less: Reimbursement from Manager - Institutional	–	–	8
Less: Reimbursement from Underwriter - Class J	93	100	70
Total Net Expenses	7,263	23,028	8,496
Net Investment Income (Loss)	19,820	24,590	28,055

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions in affiliated securities	(3,943)	(46,093)	(1,056)
Capital gain distribution received from affiliated securities	145	930	55
Change in unrealized appreciation/depreciation of:
Investments in affiliated securities	78,326	372,692	73,229
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	74,528	327,529	72,228
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 94,348	$ 352,119	$ 100,283

See accompanying notes.

104

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2010

	SAM Strategic	Short-Term	SmallCap
Amounts in thousands	Growth Portfolio	Income Fund	Blend Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 24,674	$ –	$ –
Dividends	–	–	2,370
Interest	–	24,340	10
Total Income	24,674	24,340	2,380
Expenses:
Management and investment advisory fees	4,916	3,112	1,501
Distribution fees - Class A	1,825	335	171
Distribution fees - Class B	2,455	N/A	68
Distribution fees - Class C	3,036	658	12
Distribution fees - Class J	467	60	376
Distribution fees - R-1	10	1	1
Distribution fees - R-2	3	–	4
Distribution fees - R-3	13	2	2
Distribution fees - R-4	3	–	2
Administrative service fees - R-1	8	1	1
Administrative service fees - R-2	2	–	2
Administrative service fees - R-3	6	–	1
Administrative service fees - R-4	2	–	1
Administrative service fees - R-5	2	–	2
Registration fees - Class A	21	44	13
Registration fees - Class B	10	N/A	16
Registration fees - Class C	17	27	15
Registration fees - Class J	26	16	13
Registration fees - Class P	N/A	2	N/A
Registration fees - Institutional	19	43	18
Service fees - R-1	8	1	1
Service fees - R-2	2	–	3
Service fees - R-3	11	2	2
Service fees - R-4	5	–	4
Service fees - R-5	8	1	6
Shareholder reports - Class A	68	30	21
Shareholder reports - Class B	30	N/A	3
Shareholder reports - Class C	28	11	–
Shareholder reports - Class J	10	6	29
Shareholder reports - Institutional	–	36	–
Transfer agent fees - Class A	1,137	273	301
Transfer agent fees - Class B	470	N/A	48
Transfer agent fees - Class C	468	79	8
Transfer agent fees - Class J	122	25	127
Transfer agent fees - Institutional	1	78	1
Custodian fees	–	5	8
Directors' expenses	41	17	8
Professional fees	14	25	14
Other expenses	35	11	6
Total Gross Expenses	15,299	4,901	2,809
Less: Reimbursement from Manager - Class B	–	N/A	1
Less: Reimbursement from Manager - Class C	–	–	18
Less: Reimbursement from Manager - Class J	–	11	–
Less: Reimbursement from Manager - Class P	N/A	2	N/A
Less: Reimbursement from Manager - Institutional	–	–	8
Less: Reimbursement from Underwriter - Class J	71	13	56
Total Net Expenses	15,228	4,875	2,726
Net Investment Income (Loss)	9,446	19,465	(346)

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	–	2,309	18,594
Investment transactions in affiliated securities	(37,286)	–	–
Futures contracts	–	(2,733)	251
Capital gain distribution received from affiliated securities	665	–	–
Change in unrealized appreciation/depreciation of:
Investments	–	20,450	23,936
Investments in affiliated securities	261,658	–	–
Futures contracts	–	(544)	244
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	225,037	19,482	43,025
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 234,483	$ 38,947	$ 42,679

See accompanying notes.

105

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2010

	SmallCap	SmallCap	SmallCap
Amounts in thousands	Growth Fund	Growth Fund I	Growth Fund II
Net Investment Income (Loss)
Income:
Dividends	$ 1,069	$ 2,209	$ 1,097
Interest	11	50	9
Total Income	1,080	2,259	1,106
Expenses:
Management and investment advisory fees	1,812	6,518	3,268
Distribution fees - Class A	81	N/A	28
Distribution fees - Class B	23	N/A	26
Distribution fees - Class C	17	N/A	7
Distribution fees - Class J	108	57	74
Distribution fees - R-1	2	6	4
Distribution fees - R-2	2	9	18
Distribution fees - R-3	5	16	17
Distribution fees - R-4	–	4	6
Administrative service fees - R-1	2	4	3
Administrative service fees - R-2	1	6	12
Administrative service fees - R-3	3	7	8
Administrative service fees - R-4	–	4	5
Administrative service fees - R-5	1	5	9
Registration fees - Class A	17	N/A	13
Registration fees - Class B	17	N/A	15
Registration fees - Class C	15	N/A	15
Registration fees - Class J	13	17	14
Registration fees - Institutional	18	43	20
Service fees - R-1	2	4	3
Service fees - R-2	1	7	15
Service fees - R-3	4	14	14
Service fees - R-4	1	9	12
Service fees - R-5	5	20	24
Shareholder reports - Class A	28	N/A	6
Shareholder reports - Class B	3	N/A	1
Shareholder reports - Class C	1	N/A	–
Shareholder reports - Class J	10	5	10
Shareholder reports - Institutional	19	–	–
Transfer agent fees - Class A	184	N/A	78
Transfer agent fees - Class B	23	N/A	25
Transfer agent fees - Class C	10	N/A	6
Transfer agent fees - Class J	44	45	44
Transfer agent fees - Institutional	64	2	1
Custodian fees	11	34	40
Directors' expenses	4	9	12
Professional fees	16	18	16
Other expenses	5	11	17
Total Gross Expenses	2,572	6,874	3,886
Less: Reimbursement from Manager	–	131	65
Less: Reimbursement from Manager - Class A	8	N/A	77
Less: Reimbursement from Manager - Class B	24	N/A	37
Less: Reimbursement from Manager - Class C	18	N/A	20
Less: Reimbursement from Manager - Class J	–	–	37
Less: Reimbursement from Manager - Institutional	40	–	–
Less: Reimbursement from Underwriter - Class J	16	8	11
Total Net Expenses	2,466	6,735	3,639
Net Investment Income (Loss)	(1,386)	(4,476)	(2,533)

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	26,294	92,687	53,873
Futures contracts	304	1,326	903
Change in unrealized appreciation/depreciation of:
Investments	27,681	79,567	30,628
Futures contracts	236	4,291	559
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	54,515	177,871	85,963
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 53,129	$ 173,395	$ 83,430

See accompanying notes.

106

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2010

	SmallCap S&P 600	SmallCap	SmallCap
Amounts in thousands	Index Fund	Value Fund	Value Fund I
Net Investment Income (Loss)
Income:
Dividends	$ 3,730	$ 6,418	$ 2,728
Interest	11	15	6
Total Income	3,741	6,433	2,734
Expenses:
Management and investment advisory fees	545	2,880	1,590
Distribution fees - Class A	N/A	36	N/A
Distribution fees - Class B	N/A	27	N/A
Distribution fees - Class C	N/A	32	N/A
Distribution fees - Class J	341	180	N/A
Distribution fees - R-1	24	6	7
Distribution fees - R-2	56	18	17
Distribution fees - R-3	117	32	19
Distribution fees - R-4	32	6	6
Administrative service fees - R-1	19	5	5
Administrative service fees - R-2	38	12	11
Administrative service fees - R-3	51	14	9
Administrative service fees - R-4	25	5	5
Administrative service fees - R-5	48	16	7
Registration fees - Class A	N/A	18	N/A
Registration fees - Class B	N/A	18	N/A
Registration fees - Class C	N/A	19	N/A
Registration fees - Class J	17	16	N/A
Registration fees - Institutional	18	21	10
Service fees - R-1	17	5	5
Service fees - R-2	47	15	14
Service fees - R-3	98	26	16
Service fees - R-4	64	11	12
Service fees - R-5	167	48	21
Shareholder meeting expense	–	–	7
Shareholder meeting expense - Institutional	–	–	5
Shareholder reports - Class A	N/A	6	N/A
Shareholder reports - Class B	N/A	2	N/A
Shareholder reports - Class C	N/A	1	N/A
Shareholder reports - Class J	26	15	N/A
Shareholder reports - Institutional	25	21	–
Transfer agent fees - Class A	N/A	66	N/A
Transfer agent fees - Class B	N/A	20	N/A
Transfer agent fees - Class C	N/A	15	N/A
Transfer agent fees - Class J	158	71	N/A
Transfer agent fees - Institutional	90	64	1
Custodian fees	18	9	61
Directors' expenses	11	7	5
Professional fees	17	15	15
Other expenses	15	10	12
Total Gross Expenses	2,084	3,788	1,860
Less: Reimbursement from Manager	–	–	32
Less: Reimbursement from Manager - Class A	N/A	41	N/A
Less: Reimbursement from Manager - Class B	N/A	26	N/A
Less: Reimbursement from Manager - Class C	N/A	25	N/A
Less: Reimbursement from Manager - Institutional	98	–	31
Less: Reimbursement from Underwriter - Class J	51	26	N/A
Total Net Expenses	1,935	3,670	1,797
Net Investment Income (Loss)	1,806	2,763	937

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	(28,851)	27,891	7,829
Futures contracts	(2,218)	278	(833)
Change in unrealized appreciation/depreciation of:
Investments	117,003	47,884	30,569
Futures contracts	663	–	508
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	86,597	76,053	38,073
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 88,403	$ 78,816	$ 39,010

See accompanying notes.

107

STATEMENTS OF OPERATIONS PRINCIPAL FUNDS,INC. Year Ended October 31, 2010

SmallCap
Amounts in thousands	Value Fund II
Net Investment Income (Loss)
Income:
Dividends	$ 8,695
Interest	50
Total Income	8,745
Expenses:
Management and investment advisory fees	6,206
Distribution fees - Class J	45
Distribution fees - R-1	3
Distribution fees - R-2	6
Distribution fees - R-3	29
Distribution fees - R-4	3
Administrative service fees - R-1	3
Administrative service fees - R-2	4
Administrative service fees - R-3	13
Administrative service fees - R-4	2
Administrative service fees - R-5	4
Registration fees - Class J	17
Registration fees - Institutional	40
Service fees - R-1	2
Service fees - R-2	5
Service fees - R-3	25
Service fees - R-4	5
Service fees - R-5	15
Shareholder reports - Class J	5
Shareholder reports - Institutional	1
Transfer agent fees - Class J	37
Transfer agent fees - Institutional	1
Custodian fees	70
Directors' expenses	15
Professional fees	18
Other expenses	13
Total Gross Expenses	6,587
Less: Reimbursement from Manager	150
Less: Reimbursement from Manager - Class J	3
Less: Reimbursement from Underwriter - Class J	7
Total Net Expenses	6,427
Net Investment Income (Loss)	2,318

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	31,728
Futures contracts	(2,348)
Change in unrealized appreciation/depreciation of:
Investments	82,018
Futures contracts	4,494
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements and Foreign currencies	115,892
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 118,210

See accompanying notes.

108

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Bond & Mortgage Securities Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 87,598		$ 118,292
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									3,410	(126,942)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									156,492	367,555
		Net Increase (Decrease) in Net Assets Resulting from Operations							247,500	358,905

Dividends and Distributions to Shareholders
From net investment income									(73,060)	(103,880)
					Total Dividends and Distributions				(73,060)	(103,880)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(215,329)		(702,515)
Redemption fees - Class A									–	2
Redemption fees - Class C									–	1
Redemption fees - Class J									3	–
				Total increase (decrease) in net assets					(40,886)	(447,487)

Net Assets
Beginning of period								2,016,936		2,464,423
End of period (including undistributed net investment income as set forth below)								$ 1,976,050		$ 2,016,936
Undistributed (overdistributed) net investment income (loss)								$ 10,950		$ 24,944

	Class A Class B		Class C	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 19,771 $	1,143 $	2,793	$ 26,827	$ 129,306 $	3,357 $	4,831 $	8,512	$ 14,745	$ 20,581
Reinvested	4,116	319	106	6,326	56,047	304	889	1,489	998	2,082
Redeemed	(27,203)	(4,942)	(1,312)	(32,721)	(387,884)	(3,674)	(9,159)	(18,081)	(8,176)	(26,719)
Net Increase (Decrease)	$ (3,316) $	(3,480) $	1,587	$ 432	$ (202,531) $	(13) $	(3,439) $	(8,080) $	7,567	$ (4,056)
Shares:
Sold	1,966	111	278	2,650	12,933	334	481	854	1,446	2,055
Reinvested	412	32	11	630	5,606	31	90	150	98	209
Redeemed	(2,700)	(488)	(131)	(3,237)	(38,620)	(365)	(916)	(1,808)	(800)	(2,683)
Net Increase (Decrease)	(322)	(345)	158	43	(20,081)	–	(345)	(804)	744	(419)
Year Ended October 31, 2009
Dollars:
Sold	$ 16,698 $	2,257 $	1,995	$ 14,311	$ 67,556 $	3,245 $	4,341 $	7,510	$ 5,214	$ 19,921
Reinvested	4,524	481	82	7,297	84,393	291	1,072	1,833	994	2,440
Redeemed	(25,793)	(6,265)	(811)	(39,330)	(806,211)	(1,906)	(7,275)	(17,594)	(6,310)	(37,475)
Net Increase (Decrease)	$ (4,571) $	(3,527) $	1,266	$ (17,722) $ (654,262) $		1,630 $	(1,862) $	(8,251) $	(102) $ (15,114)
Shares:
Sold	1,900	258	226	1,625	7,833	374	496	861	597	2,280
Reinvested	526	56	10	846	9,857	34	126	215	115	285
Redeemed	(2,999)	(721)	(95)	(4,571)	(93,028)	(221)	(860)	(2,068)	(721)	(4,365)
Net Increase (Decrease)	(573)	(407)	141	(2,100)	(75,338)	187	(238)	(992)	(9)	(1,800)

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (4,412) $	(329) $	(123) $	(6,374) $	(56,051) $	(305) $	(889) $	(1,491) $	(1,001) $	(2,085)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (4,412) $	(329) $	(123) $	(6,374) $	(56,051) $	(305) $	(889) $	(1,491) $	(1,001) $	(2,085)
Year Ended October 31, 2009
From net investment
income	$ (4,879) $	(499) $	(92) $	(7,367) $	(84,398) $	(295) $	(1,072) $	(1,836) $	(997) $	(2,445)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (4,879) $	(499) $	(92) $	(7,367) $	(84,398) $	(295) $	(1,072) $	(1,836) $	(997) $	(2,445)

See accompanying notes.

109

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Core Plus Bond Fund I
							Year Ended	Year Ended
							October 31, 2010	October 31, 2009
Operations
Net investment income (loss)							$ 59,371	$ 35,439
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions							120,062	11,045
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies							69,124	79,647
		Net Increase (Decrease) in Net Assets Resulting from Operations					248,557	126,131

Dividends and Distributions to Shareholders
From net investment income							(70,830)	(31,491)
From net realized gain on investments							(22,736)	(573)
				Total Dividends and Distributions			(93,566)	(32,064)

Capital Share Transactions
Net increase (decrease) in capital share transactions							692,352	1,944,493
				Total increase (decrease) in net assets			847,343	2,038,560

Net Assets
Beginning of period							2,097,222	58,662
End of period (including undistributed net investment income as set forth below)							$ 2,944,565	$ 2,097,222
Undistributed (overdistributed) net investment income (loss)							$ 253	$ 7,247

	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 833,188	$ 2,097	$ 4,236	$ 12,308	$ 5,821	$ 35,892
Reinvested	91,523	69	221	655	214	884
Redeemed	(265,181)	(457)	(2,151)	(4,021)	(5,913)	(17,033)
Net Increase (Decrease)	$ 659,530	$ 1,709	$ 2,306	$ 8,942	$ 122	$ 19,743
Shares:
Sold	75,209	188	380	1,108	521	3,244
Reinvested	8,283	6	20	60	19	80
Redeemed	(23,642)	(40)	(191)	(363)	(529)	(1,490)
Net Increase (Decrease)	59,850	154	209	805	11	1,834
Year Ended October 31, 2009
Dollars:
Sold	$ 1,971,973	$ 1,592	$ 6,374	$ 15,483	$ 10,738	$ 15,405
Reinvested	31,509	16	56	173	131	179
Redeemed	(95,569)	(112)	(503)	(1,478)	(3,707)	(7,767)
Net Increase (Decrease)	$ 1,907,913	$ 1,496	$ 5,927	$ 14,178	$ 7,162	$ 7,817
Shares:
Sold	186,712	150	598	1,462	1,025	1,448
Reinvested	2,931	1	5	16	12	17
Redeemed	(9,133)	(10)	(47)	(139)	(345)	(717)
Net Increase (Decrease)	180,510	141	556	1,339	692	748

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (69,295)	$ (48) $	(155) $	(470) $	(157) $	(705)
From net realized gain on
investments	(22,228)	(21)	(66)	(185)	(57)	(179)
Total Dividends and
Distributions	$ (91,523)	$ (69) $	(221) $	(655) $	(214) $	(884)
Year Ended October 31, 2009
From net investment
income	$ (30,946)	$ (16) $	(56) $	(172) $	(125) $	(176)
From net realized gain on
investments	(563)	–	–	(1)	(6)	(3)
Total Dividends and
Distributions	$ (31,509)	$ (16) $	(56) $	(173) $	(131) $	(179)

See accompanying notes.

110

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Disciplined LargeCap Blend Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 18,727		$ 32,692
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									224,598	(397,981)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									3,205	506,086
		Net Increase (Decrease) in Net Assets Resulting from Operations							246,530	140,797

Dividends and Distributions to Shareholders
From net investment income									(32,161)	(38,282)
					Total Dividends and Distributions				(32,161)	(38,282)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(1,673,516)		160,131
				Total increase (decrease) in net assets				(1,459,147)		262,646

Net Assets
Beginning of period								2,285,599		2,022,953
End of period (including undistributed net investment income as set forth below)								$ 826,452		$ 2,285,599
Undistributed (overdistributed) net investment income (loss)								$ 12,026		$ 25,460

	Class A	Class B	Class C Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 13,378 $	404	$ 369	$ 62,844	$ 249	$ 319	$ 634 $	513	$ 1,120
Reinvested	1,679	–	6	30,229	8	15	63	48	19
Redeemed	(37,926)	(7,794)	(486)	(1,731,495)	(592)	(720)	(1,544)	(4,257)	(599)
Net Increase (Decrease)	$ (22,869) $	(7,390) $	(111) $ (1,638,422) $		(335) $	(386) $	(847) $	(3,696) $	540
Shares:
Sold	1,202	37	34	5,669	23	29	57	48	100
Reinvested	151	–	–	2,733	1	1	6	4	2
Redeemed	(3,399)	(705)	(44)	(154,347)	(54)	(66)	(139)	(387)	(53)
Net Increase (Decrease)	(2,046)	(668)	(10)	(145,945)	(30)	(36)	(76)	(335)	49
Year Ended October 31, 2009
Dollars:
Sold	$ 9,606 $	1,316	$ 706	$ 359,469	$ 311	$ 371	$ 1,332 $	1,529	$ 571
Reinvested	2,307	–	14	35,625	11	18	94	44	23
Redeemed	(36,203)	(8,417)	(405)	(204,845)	(247)	(278)	(1,695)	(601)	(525)
Net Increase (Decrease)	$ (24,290) $	(7,101) $	315	$ 190,249	$ 75	$ 111	$ (269) $	972	$ 69
Shares:
Sold	1,049	147	78	39,382	33	41	149	164	61
Reinvested	255	–	2	3,963	1	2	10	5	3
Redeemed	(3,975)	(935)	(44)	(23,900)	(27)	(29)	(179)	(69)	(56)
Net Increase (Decrease)	(2,671)	(788)	36	19,445	7	14	(20)	100	8

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (1,773) $	–	$ (6) $	(30,229)	$ (8) $	(15) $	(63) $	(48) $	(19)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (1,773) $	–	$ (6) $	(30,229)	$ (8) $	(15) $	(63) $	(48) $	(19)
Year Ended October 31, 2009
From net investment
income	$ (2,452) $	–	$ (15) $	(35,625)	$ (11) $	(18) $	(94) $	(44) $	(23)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (2,452) $	–	$ (15) $	(35,625)	$ (11) $	(18) $	(94) $	(44) $	(23)

See accompanying notes.

111

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Diversified International Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 19,145		$ 20,633
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									76,860		(470,903)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									120,496		692,313
		Net Increase (Decrease) in Net Assets Resulting from Operations							216,501		242,043

Dividends and Distributions to Shareholders
From net investment income									(22,219)		(31,605)
					Total Dividends and Distributions				(22,219)		(31,605)

Capital Share Transactions
Net increase (decrease) in capital share transactions									154,306		(8,762)
Redemption fees - Class B									1		–
Redemption fees - Class J									2		1
				Total increase (decrease) in net assets					348,591		201,677

Net Assets
Beginning of period								1,443,164			1,241,487
End of period (including undistributed net investment income as set forth below)								$ 1,791,755		$ 1,443,164
Undistributed (overdistributed) net investment income (loss)								$ 16,018		$ 18,540

	Class A	Class B	Class C	Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 23,530 $	962 $	1,990 $	20,854 $	10	$ 312,666	$ 1,890	$ 3,191	$ 6,989	$ 5,318	$ 13,298
Reinvested	3,086	9	77	2,150	–	13,296	101	233	925	756	1,322
Redeemed	(58,295)	(8,650)	(3,099)	(30,699)	–	(87,567)	(2,717)	(6,706)	(17,335)	(13,732)	(29,547)
Net Increase (Decrease)	$ (31,679) $	(7,679) $	(1,032) $	(7,695) $	10	$ 238,395	$ (726) $	(3,282) $	(9,421) $	(7,658) $ (14,927)
Shares:
Sold	2,625	106	222	2,361	1	34,291	215	361	783	590	1,391
Reinvested	339	1	8	238	–	1,469	11	26	102	83	146
Redeemed	(6,553)	(968)	(350)	(3,488)	–	(9,747)	(309)	(755)	(1,982)	(1,529)	(3,299)
Net Increase (Decrease)	(3,589)	(861)	(120)	(889)	1	26,013	(83)	(368)	(1,097)	(856)	(1,762)
Year Ended October 31, 2009
Dollars:
Sold	$ 23,420 $	1,659 $	1,824 $	22,429	N/A $	122,581	$ 2,316	$ 3,845	$ 10,335	$ 12,380	$ 18,685
Reinvested	4,778	71	95	3,049	N/A	18,934	117	318	1,184	1,035	1,605
Redeemed	(50,168)	(8,852)	(3,447)	(27,465)	N/A	(137,603)	(1,029)	(5,053)	(9,570)	(6,891)	(9,344)
Net Increase (Decrease)	$ (21,970) $	(7,122) $	(1,528) $	(1,987)	N/A $	3,912	$ 1,404	$ (890) $	1,949	$ 6,524	$ 10,946
Shares:
Sold	3,184	224	245	3,084	N/A	18,296	322	527	1,409	1,702	2,536
Reinvested	657	10	13	423	N/A	2,619	16	44	164	141	222
Redeemed	(6,993)	(1,233)	(483)	(3,871)	N/A	(19,381)	(143)	(666)	(1,297)	(939)	(1,283)
Net Increase (Decrease)	(3,152)	(999)	(225)	(364)	N/A	1,534	195	(95)	276	904	1,475

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (3,324) $	(10) $	(85) $	(2,151) $	–	$ (13,312) $	(101) $	(233) $	(925) $	(756) $	(1,322)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $ (3,324) $		(10) $	(85) $	(2,151) $	–	$ (13,312) $	(101) $	(233) $	(925) $	(756) $	(1,322)
Year Ended October 31, 2009
From net investment
income	$ (5,176) $	(74) $	(109) $	(3,051)	N/A $	(18,936) $	(117) $	(318) $	(1,184) $	(1,035) $	(1,605)
From net realized gain on
investments	–	–	–	–	N/A	–	–	–	–	–	–
Total Dividends and Distributions $ (5,176) $		(74) $	(109) $	(3,051)	N/A $	(18,936) $	(117) $	(318) $	(1,184) $	(1,035) $	(1,605)

See accompanying notes.

112

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Equity Income Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 65,500		$ 58,630
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									23,684	(401,243)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								318,109		453,674
		Net Increase (Decrease) in Net Assets Resulting from Operations						407,293		111,061

Dividends and Distributions to Shareholders
From net investment income									(59,201)	(61,628)
				Total Dividends and Distributions					(59,201)	(61,628)

Capital Share Transactions
Net increase (decrease) in capital share transactions								395,510		(268,607)
Redemption fees - Class A									1	–
Redemption fees - Class B									–	1
Redemption fees - Class C									–	3
				Total increase (decrease) in net assets				743,603		(219,170)

Net Assets
Beginning of period								1,937,390		2,156,560
End of period (including undistributed net investment income as set forth below)								$ 2,680,993		$ 1,937,390
Undistributed (overdistributed) net investment income (loss)								$ 16,368		$ 9,511

	Class A	Class B Class C		Class P		Institutional R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 90,968 $	1,981 $	8,189 $	10	$ 592,999	$ 347 $	351 $	4,180	$ 737 $	5,939
Reinvested	12,889	1,645	1,395	–	40,865	3	2	23	1	–
Redeemed	(173,348)	(46,492)	(30,919)	–	(115,462)	(1)	(11)	(578)	(8)	(195)
Net Increase (Decrease)	$ (69,491) $ (42,866) $ (21,335) $			10	$ 518,402	$ 349 $	342 $	3,625	$ 730 $	5,744
Shares:
Sold	5,749	126	524	1	36,601	22	23	261	45	360
Reinvested	825	107	91	–	2,611	–	–	1	–	–
Redeemed	(11,085)	(2,993)	(2,015)	–	(7,482)	–	(1)	(36)	(1)	(11)
Net Increase (Decrease)	(4,511)	(2,760)	(1,400)	1	31,730	22	22	226	44	349
Year Ended October 31, 2009
Dollars:
Sold	$ 75,056 $	7,278 $	12,751	N/A $	25,979	N/A	N/A	N/A	N/A	N/A
Reinvested	15,918	2,701	2,096	N/A	37,328	N/A	N/A	N/A	N/A	N/A
Redeemed	(217,977)	(50,076)	(44,291)	N/A	(135,370)	N/A	N/A	N/A	N/A	N/A
Net Increase (Decrease)	$ (127,003) $ (40,097) $ (29,444)			N/A $	(72,063)	N/A	N/A	N/A	N/A	N/A
Shares:
Sold	5,825	579	1,017	N/A	1,999	N/A	N/A	N/A	N/A	N/A
Reinvested	1,229	211	165	N/A	2,881	N/A	N/A	N/A	N/A	N/A
Redeemed	(17,318)	(4,024)	(3,567)	N/A	(10,534)	N/A	N/A	N/A	N/A	N/A
Net Increase (Decrease)	(10,264)	(3,234)	(2,385)	N/A	(5,654)	N/A	N/A	N/A	N/A	N/A

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (14,600) $	(1,899) $	(1,772) $	–	$ (40,901) $	(3) $	(2) $	(23) $	(1) $	–
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (14,600) $	(1,899) $	(1,772) $	–	$ (40,901) $	(3) $	(2) $	(23) $	(1) $	–
Year Ended October 31, 2009
From net investment
income	$ (18,462) $	(3,157) $	(2,673)	N/A $	(37,336)	N/A	N/A	N/A	N/A	N/A
From net realized gain on
investments	–	–	–	N/A	–	N/A	N/A	N/A	N/A	N/A
Total Dividends and
Distributions	$ (18,462) $	(3,157) $	(2,673)	N/A $	(37,336)	N/A	N/A	N/A	N/A	N/A

See accompanying notes.

113

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands					Global Diversified Income Fund
					Year Ended	Period Ended
					October 31, 2010	October 31, 2009(a)
Operations
Net investment income (loss)					$ 26,173	$ 3,716
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions					12,251	7,306
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies					56,395	8,855
		Net Increase (Decrease) in Net Assets Resulting from Operations			94,819	19,877

Dividends and Distributions to Shareholders
From net investment income					(25,671)	(3,752)
From net realized gain on investments					(7,398)	–
				Total Dividends and Distributions	(33,069)	(3,752)

Capital Share Transactions
Net increase (decrease) in capital share transactions					1,007,381	66,146
Redemption fees - Class A					5	–
Redemption fees - Class C					1	–
				Total increase (decrease) in net assets	1,069,137	82,271

Net Assets
Beginning of period					82,271	–
End of period (including undistributed net investment income as set forth below)					$ 1,151,408	$ 82,271
Undistributed (overdistributed) net investment income (loss)					$ 1,014	$ (38)

	Class A	Class C Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 628,047 $ 283,171 $		996	$ 153,870
Reinvested	8,989	2,829	4	13,533
Redeemed	(48,950)	(6,065)	(2)	(29,041)
Net Increase (Decrease)	$ 588,086 $ 279,935 $		998	$ 138,362
Shares:
Sold	49,728	22,440	75	12,367
Reinvested	712	224	–	1,105
Redeemed	(3,893)	(484)	–	(2,346)
Net Increase (Decrease)	46,547	22,180	75	11,126

Period Ended October 31, 2009(a)
Dollars:
Sold	$ 8,052	$ 944	N/A $	56,769
Reinvested	130	11	N/A	3,608
Redeemed	(271)	(9)	N/A	(3,088)
Net Increase (Decrease)	$ 7,911	$ 946	N/A $	57,289
Shares:
Sold	687	79	N/A	5,657
Reinvested	11	1	N/A	329
Redeemed	(23)	(1)	N/A	(271)
Net Increase (Decrease)	675	79	N/A	5,715

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (12,717) $	(4,859) $	(4) $	(8,091)
From net realized gain on
investments	(1,104)	(202)	–	(6,092)
Total Dividends and
Distributions	$ (13,821) $	(5,061) $	(4) $	(14,183)

Period Ended October 31, 2009(a)
From net investment
income	$ (133) $	(11)	N/A $	(3,608)
From net realized gain on
investments	–	–	N/A	–
Total Dividends and
Distributions	$ (133) $	(11)	N/A $	(3,608)

(a)	Period from December 15, 2008, date operations commenced, through October 31, 2009.

See accompanying notes.

114

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands				Global Real Estate Securities Fund
				Year Ended	Year Ended
				October 31, 2010	October 31, 2009
Operations
Net investment income (loss)				$ 179	$ 113
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions				1,120	(1,771)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies				1,266	2,497
		Net Increase (Decrease) in Net Assets Resulting from Operations		2,565	839

Dividends and Distributions to Shareholders
From net investment income				(506)	(252)
			Total Dividends and Distributions	(506)	(252)

Capital Share Transactions
Net increase (decrease) in capital share transactions				7,952	2,960
			Total increase (decrease) in net assets	10,011	3,547

Net Assets
Beginning of period				8,189	4,642
End of period (including undistributed net investment income as set forth below)				$ 18,200	$ 8,189
Undistributed (overdistributed) net investment income (loss)				$ (153)	$ (102)

	Class A	Class C	Institutional
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 13,935 $	997	$ –
Reinvested	253	20	–
Redeemed	(4,647)	(1,317)	(1,289)
Net Increase (Decrease)	$ 9,541 $	(300) $	(1,289)
Shares:
Sold	2,181	168	–
Reinvested	42	3	–
Redeemed	(766)	(210)	(199)
Net Increase (Decrease)	1,457	(39)	(199)
Year Ended October 31, 2009
Dollars:
Sold	$ 3,335 $	399	$ –
Reinvested	104	12	–
Redeemed	(827)	(63)	–
Net Increase (Decrease)	$ 2,612 $	348	$ –
Shares:
Sold	605	78	–
Reinvested	22	3	–
Redeemed	(169)	(13)	–
Net Increase (Decrease)	458	68	–

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (373) $	(83) $	(50)
From net realized gain on
investments	–	–	–
Total Dividends and
Distributions	$ (373) $	(83) $	(50)
Year Ended October 31, 2009
From net investment
income	$ (148) $	(51) $	(53)
From net realized gain on
investments	–	–	–
Total Dividends and
Distributions	$ (148) $	(51) $	(53)

See accompanying notes.

115

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

									Government &
Amounts in thousands								High Quality Bond Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 60,522		$ 54,295
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									9,800		(135)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									48,308		63,789
		Net Increase (Decrease) in Net Assets Resulting from Operations							118,630		117,949

Dividends and Distributions to Shareholders
From net investment income									(63,812)		(55,422)
				Total Dividends and Distributions					(63,812)		(55,422)

Capital Share Transactions
Net increase (decrease) in capital share transactions									226,833		172,574
Redemption fees - Class A									–		5
Redemption fees - Class C									1		1
Redemption fees - Class J									2		–
				Total increase (decrease) in net assets					281,654		235,107

Net Assets
Beginning of period								1,401,782			1,166,675
End of period (including undistributed net investment income as set forth below)								$ 1,683,436		$ 1,401,782
Undistributed (overdistributed) net investment income (loss)								$ (81)		$ (572)

	Class A Class B Class C			Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 181,697 $	6,306	$ 55,140	$ 30,933	$ 10	$ 85,357	$ 2,299	$ 2,306	$ 13,101	$ 4,237	$ 8,948
Reinvested	11,837	1,342	1,155	3,884	–	41,144	122	298	590	206	545
Redeemed	(73,537)	(29,460)	(9,660)	(20,046)	–	(73,601)	(858)	(3,731)	(5,719)	(1,500)	(6,512)
Net Increase (Decrease)	$ 119,997 $ (21,812) $		46,635	$ 14,771	$ 10	$ 52,900	$ 1,563	$ (1,127) $	7,972	$ 2,943	$ 2,981
Shares:
Sold	16,392	573	4,977	2,786	1	7,733	206	209	1,184	380	807
Reinvested	1,068	121	104	351	–	3,713	11	27	53	19	49
Redeemed	(6,635)	(2,663)	(875)	(1,811)	–	(6,618)	(77)	(338)	(519)	(136)	(590)
Net Increase (Decrease)	10,825	(1,969)	4,206	1,326	1	4,828	140	(102)	718	263	266
Year Ended October 31, 2009
Dollars:
Sold	$ 80,434 $	7,966	$ 20,711	$ 12,232	N/A	$ 42,218	$ 749	$ 1,205	$ 1,689	$ 965	$ 3,245
Issued in acquisitions	162,540	32,115	10,397	90,681	N/A	2,006	2,122	9,019	11,453	4,260	13,208
Reinvested	6,517	1,576	395	2,033	N/A	41,940	50	185	246	97	293
Redeemed	(50,482)	(26,782)	(11,448)	(12,358)	N/A	(278,626)	(171)	(1,731)	(2,042)	(1,164)	(5,169)
Net Increase (Decrease)	$ 199,009 $	14,875	$ 20,055	$ 92,588	N/A	$ (192,462) $	2,750	$ 8,678	$ 11,346	$ 4,158	$ 11,577
Shares:
Sold	7,499	748	1,940	1,140	N/A	3,916	70	111	156	90	301
Issued in acquisitions	15,207	3,006	974	8,474	N/A	187	198	843	1,071	398	1,235
Reinvested	607	147	37	188	N/A	3,924	5	17	23	9	27
Redeemed	(4,712)	(2,501)	(1,070)	(1,149)	N/A	(26,271)	(16)	(160)	(190)	(108)	(480)
Net Increase (Decrease)	18,601	1,400	1,881	8,653	N/A	(18,244)	257	811	1,060	389	1,083

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (13,946) $	(1,556) $	(1,462) $	(3,921) $	–	$ (41,160) $	(122) $	(298) $	(596) $	(206) $	(545)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $ (13,946) $		(1,556) $	(1,462) $	(3,921) $	–	$ (41,160) $	(122) $	(298) $	(596) $	(206) $	(545)
Year Ended October 31, 2009
From net investment
income	$ (8,066) $	(1,877) $	(605) $	(2,053)	N/A	$ (41,950) $	(50) $	(185) $	(246) $	(97) $	(293)
From net realized gain on
investments	–	–	–	–	N/A	–	–	–	–	–	–
Total Dividends and Distributions $ (8,066) $		(1,877) $	(605) $	(2,053)	N/A	$ (41,950) $	(50) $	(185) $	(246) $	(97) $	(293)

See accompanying notes.

116

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						High Yield Fund
						Year Ended	Year Ended
						October 31, 2010	October 31, 2009
Operations
Net investment income (loss)						$ 248,844	$ 192,784
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions						124,385	(35,120)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies						103,208	567,301
		Net Increase (Decrease) in Net Assets Resulting from Operations				476,437	724,965

Dividends and Distributions to Shareholders
From net investment income						(252,806)	(206,517)
					Total Dividends and Distributions	(252,806)	(206,517)

Capital Share Transactions
Net increase (decrease) in capital share transactions						560,527	848,392
Redemption fees - Class A						18	141
Redemption fees - Class C						2	7
				Total increase (decrease) in net assets		784,178	1,366,988

Net Assets
Beginning of period						2,755,453	1,388,465
End of period (including undistributed net investment income as set forth below)						$ 3,539,631	$ 2,755,453
Undistributed (overdistributed) net investment income (loss)						$ 4,331	$ (3,913)

	Class A	Class B	Class C	Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 1,013,124	$ 9,317	$ 190,784 $	271	$ 375,730
Reinvested	111,817	3,215	17,533	1	70,464
Redeemed	(790,385)	(20,307)	(84,583)	(1)	(336,453)
Net Increase (Decrease)	$ 334,556	$ (7,775) $	123,734 $	271	$ 109,741
Shares:
Sold	128,679	1,192	24,094	34	48,164
Reinvested	14,206	407	2,212	–	8,981
Redeemed	(100,977)	(2,576)	(10,725)	–	(43,042)
Net Increase (Decrease)	41,908	(977)	15,581	34	14,103
Year Ended October 31, 2009
Dollars:
Sold	$ 1,224,142	$ 25,065	$ 202,187	N/A $	454,673
Reinvested	85,272	2,739	10,037	N/A	61,854
Redeemed	(819,740)	(15,845)	(48,012)	N/A	(333,980)
Net Increase (Decrease)	$ 489,674	$ 11,959	$ 164,212	N/A $	182,547
Shares:
Sold	186,189	3,762	29,907	N/A	71,692
Reinvested	12,642	406	1,463	N/A	9,212
Redeemed	(122,223)	(2,407)	(7,128)	N/A	(48,776)
Net Increase (Decrease)	76,608	1,761	24,242	N/A	32,128

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (142,371)	$ (5,688) $	(30,431) $	(1) $	(74,315)
From net realized gain on
investments	–	–	–	–	–
Total Dividends and
Distributions	$ (142,371)	$ (5,688) $	(30,431) $	(1) $	(74,315)
Year Ended October 31, 2009
From net investment
income	$ (113,582)	$ (5,368) $	(18,558)	N/A $	(69,009)
From net realized gain on
investments	–	–	–	N/A	–
Total Dividends and
Distributions	$ (113,582)	$ (5,368) $	(18,558)	N/A $	(69,009)

See accompanying notes.

117

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands		High Yield Fund I
		Year Ended	Year Ended
		October 31, 2010	October 31, 2009
Operations
Net investment income (loss)		$ 100,881	$ 81,656
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions		63,784	(21,316)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies		40,218	237,866
	Net Increase (Decrease) in Net Assets Resulting from Operations	204,883	298,206

Dividends and Distributions to Shareholders
From net investment income		(93,623)	(59,653)
	Total Dividends and Distributions	(93,623)	(59,653)

Capital Share Transactions
Net increase (decrease) in capital share transactions		150,450	114,444
	Total increase (decrease) in net assets	261,710	352,997

Net Assets
Beginning of period		1,015,076	662,079
End of period (including undistributed net investment income as set forth below)		$ 1,276,786	$ 1,015,076
Undistributed (overdistributed) net investment income (loss)		$ 75,810	$ 70,240

	Institutional
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 225,382
Reinvested	93,239
Redeemed	(168,171)
Net Increase (Decrease)	$ 150,450
Shares:
Sold	21,108
Reinvested	9,214
Redeemed	(15,733)
Net Increase (Decrease)	14,589
Year Ended October 31, 2009
Dollars:
Sold	$ 174,136
Reinvested	59,653
Redeemed	(119,345)
Net Increase (Decrease)	$ 114,444
Shares:
Sold	20,277
Reinvested	8,522
Redeemed	(14,474)
Net Increase (Decrease)	14,325

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (93,623)
From net realized gain on
investments	–
Total Dividends and
Distributions	$ (93,623)
Year Ended October 31, 2009
From net investment
income	$ (59,653)
From net realized gain on
investments	–
Total Dividends and
Distributions	$ (59,653)

See accompanying notes.

118

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Income Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 65,542		$ 59,913
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									(8,158)	(15,369)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									61,954	178,568
		Net Increase (Decrease) in Net Assets Resulting from Operations						119,338		223,112

Dividends and Distributions to Shareholders
From net investment income									(68,383)	(60,851)
				Total Dividends and Distributions					(68,383)	(60,851)

Capital Share Transactions
Net increase (decrease) in capital share transactions								204,288			1,314
Redemption fees - Class A									1		1
Redemption fees - Class B									–		4
Redemption fees - Class C									–		5
Redemption fees - Class J									1		–
				Total increase (decrease) in net assets				255,245		163,585

Net Assets
Beginning of period								1,081,836		918,251
End of period (including undistributed net investment income as set forth below)								$ 1,337,081		$ 1,081,836
Undistributed (overdistributed) net investment income (loss)								$ (8,959)		$ (6,544)

	Class A Class B		Class C	Class J	Class P Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 124,124 $	6,861 $	31,188	$ 38,090	$ 30	$ 116,776	$ 17	$ 171	$ 1,507	$ 1,398	$ 432
Reinvested	9,125	1,663	1,537	951	–	50,813	–	1	11	5	4
Redeemed	(55,519)	(24,554)	(12,099)	(5,570)	–	(82,528)	–	–	(57)	(43)	(46)
Net Increase (Decrease)	$ 77,730	$ (16,030) $	20,626	$ 33,471	$ 30	$ 85,061	$ 17	$ 172	$ 1,461	$ 1,360	$ 390
Shares:
Sold	13,195	731	3,303	4,049	3	12,350	2	18	157	144	45
Reinvested	968	176	162	100	–	5,385	–	–	1	1	1
Redeemed	(5,906)	(2,601)	(1,285)	(590)	–	(8,769)	–	–	(6)	(4)	(5)
Net Increase (Decrease)	8,257	(1,694)	2,180	3,559	3	8,966	2	18	152	141	41
Year Ended October 31, 2009
Dollars:
Sold	$ 72,261	$ 12,866 $	25,613	$ 1,670	N/A $	94,433	N/A	N/A	N/A	N/A	N/A
Reinvested	6,298	1,914	830	3	N/A	47,073	N/A	N/A	N/A	N/A	N/A
Redeemed	(44,589)	(20,750)	(9,068)	(48)	N/A	(187,192)	N/A	N/A	N/A	N/A	N/A
Net Increase (Decrease)	$ 33,970	$ (5,970) $	17,375	$ 1,625	N/A $	(45,686)	N/A	N/A	N/A	N/A	N/A
Shares:
Sold	8,385	1,509	2,970	181	N/A	11,330	N/A	N/A	N/A	N/A	N/A
Reinvested	738	225	96	–	N/A	5,529	N/A	N/A	N/A	N/A	N/A
Redeemed	(5,272)	(2,462)	(1,078)	(5)	N/A	(22,609)	N/A	N/A	N/A	N/A	N/A
Net Increase (Decrease)	3,851	(728)	1,988	176	N/A	(5,750)	N/A	N/A	N/A	N/A	N/A

Distributions:
Year Ended October 31, 2010
From net investment income $ (12,073) $		(2,299) $	(2,171) $	(963) $	–	$ (50,856) $	–	$ (1) $	(11) $	(5) $	(4)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $ (12,073) $		(2,299) $	(2,171) $	(963) $	–	$ (50,856) $	–	$ (1) $	(11) $	(5) $	(4)
Year Ended October 31, 2009
From net investment income $	(8,806) $	(2,808) $	(1,180) $	(3)	N/A $	(48,054)	N/A	N/A	N/A	N/A	N/A
From net realized gain on
investments	–	–	–	–	N/A	–	N/A	N/A	N/A	N/A	N/A
Total Dividends and Distributions $	(8,806) $	(2,808) $	(1,180) $	(3)	N/A $	(48,054)	N/A	N/A	N/A	N/A	N/A

See accompanying notes.

119

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Inflation Protection Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 10,221		$ 6,049
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									9,690	(84,107)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									35,650	106,727
		Net Increase (Decrease) in Net Assets Resulting from Operations							55,561	28,669

Dividends and Distributions to Shareholders
From net investment income									(10,381)	(689)
				Total Dividends and Distributions					(10,381)	(689)

Capital Share Transactions
Net increase (decrease) in capital share transactions									77,244	26,179
Redemption fees - Class A									–	3
Redemption fees - Class J									1	–
				Total increase (decrease) in net assets					122,425	54,162

Net Assets
Beginning of period									462,021	407,859
End of period (including undistributed net investment income as set forth below)								$ 584,446		$ 462,021
Undistributed (overdistributed) net investment income (loss)								$ 34		$ 333

	Class A Class C		Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 8,815 $	1,835	$ 2,114	$ 116,273	$ 509	$ 462	$ 1,884	$ 580	$ 886
Reinvested	178	16	104	9,942	7	12	32	13	16
Redeemed	(5,548)	(358)	(1,648)	(57,504)	(270)	(204)	(390)	(122)	(390)
Net Increase (Decrease)	$ 3,445 $	1,493	$ 570	$ 68,711	$ 246	$ 270	$ 1,526	$ 471	$ 512
Shares:
Sold	1,120	236	276	14,864	66	60	246	76	114
Reinvested	22	2	13	1,267	1	2	4	2	2
Redeemed	(702)	(46)	(215)	(7,360)	(35)	(27)	(51)	(16)	(50)
Net Increase (Decrease)	440	192	74	8,771	32	35	199	62	66
Year Ended October 31, 2009
Dollars:
Sold	$ 8,514 $	1,108	$ 1,673	$ 102,728	$ 323	$ 271	$ 799	$ 255	$ 504
Reinvested	9	1	8	664	–	1	1	–	1
Redeemed	(3,719)	(1,490)	(3,562)	(79,713)	(403)	(220)	(732)	(301)	(541)
Net Increase (Decrease)	$ 4,804 $	(381) $	(1,881) $	23,679	$ (80) $	52	$ 68	$ (46) $	(36)
Shares:
Sold	1,173	153	236	14,213	45	38	113	36	70
Reinvested	1	–	1	91	–	–	–	–	–
Redeemed	(519)	(210)	(505)	(11,168)	(57)	(31)	(102)	(42)	(77)
Net Increase (Decrease)	655	(57)	(268)	3,136	(12)	7	11	(6)	(7)

Distributions:
Year Ended October 31, 2010
From net investment income $	(223) $	(26) $	(104) $	(9,948) $	(7) $	(12) $	(32) $	(13) $	(16)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(223) $	(26) $	(104) $	(9,948) $	(7) $	(12) $	(32) $	(13) $	(16)
Year Ended October 31, 2009
From net investment income $	(12) $	(1) $	(8) $	(665) $	–	$ (1) $	(1) $	–	$ (1)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(12) $	(1) $	(8) $	(665) $	–	$ (1) $	(1) $	–	$ (1)

See accompanying notes.

120

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								International Emerging Markets Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 9,710		$ 11,635
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									202,001		(226,425)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									93,842		627,271
		Net Increase (Decrease) in Net Assets Resulting from Operations							305,553		412,481

Dividends and Distributions to Shareholders
From net investment income									(9,058)		(8,139)
					Total Dividends and Distributions				(9,058)		(8,139)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(2,822)		154,062
Redemption fees - Class A									–		3
Redemption fees - Class J									6		5
				Total increase (decrease) in net assets					293,679		558,412

Net Assets
Beginning of period								1,262,653			704,241
End of period (including undistributed net investment income as set forth below)								$ 1,556,332		$ 1,262,653
Undistributed (overdistributed) net investment income (loss)								$ 6,122		$ 8,794

	Class A Class B		Class C	Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 33,040 $	1,963	$ 4,282	$ 38,797 $	10	$ 147,748	$ 3,505	$ 3,617	$ 16,503	$ 9,718	$ 13,783
Reinvested	288	–	–	712	–	7,299	20	32	165	169	246
Redeemed	(34,252)	(6,841)	(4,151)	(57,365)	–	(136,098)	(2,478)	(4,011)	(12,724)	(9,282)	(17,517)
Net Increase (Decrease)	$ (924) $	(4,878) $	131	$ (17,856) $	10	$ 18,949	$ 1,047	$ (362) $	3,944	$ 605	$ (3,488)
Shares:
Sold	1,441	90	192	1,758	–	6,554	155	161	735	429	601
Reinvested	13	–	–	32	–	321	1	2	8	8	11
Redeemed	(1,514)	(313)	(187)	(2,653)	–	(6,101)	(112)	(181)	(573)	(424)	(788)
Net Increase (Decrease)	(60)	(223)	5	(863)	–	774	44	(18)	170	13	(176)
Year Ended October 31, 2009
Dollars:
Sold	$ 25,535 $	3,697	$ 3,474	$ 42,370	N/A $	194,858	$ 2,647	$ 3,572	$ 11,087	$ 9,895	$ 13,916
Reinvested	209	–	–	610	N/A	6,778	5	13	95	119	160
Redeemed	(33,454)	(4,024)	(2,223)	(30,033)	N/A	(79,509)	(922)	(2,536)	(3,843)	(3,271)	(5,163)
Net Increase (Decrease)	$ (7,710) $	(327) $	1,251	$ 12,947	N/A $	122,127	$ 1,730	$ 1,049	$ 7,339	$ 6,743	$ 8,913
Shares:
Sold	1,518	216	199	2,585	N/A	13,044	162	223	660	587	837
Reinvested	15	–	–	46	N/A	500	–	1	7	9	12
Redeemed	(2,327)	(258)	(139)	(1,990)	N/A	(4,970)	(56)	(153)	(261)	(207)	(303)
Net Increase (Decrease)	(794)	(42)	60	641	N/A	8,574	106	71	406	389	546

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (297) $	–	$ –	$ (713) $	–	$ (7,416) $	(20) $	(32) $	(165) $	(169) $	(246)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(297) $	–	$ –	$ (713) $	–	$ (7,416) $	(20) $	(32) $	(165) $	(169) $	(246)
Year Ended October 31, 2009
From net investment
income	$ (251) $	–	$ –	$ (611)	N/A $	(6,885) $	(5) $	(13) $	(95) $	(119) $	(160)
From net realized gain on
investments	–	–	–	–	N/A	–	–	–	–	–	–
Total Dividends and Distributions $	(251) $	–	$ –	$ (611)	N/A $	(6,885) $	(5) $	(13) $	(95) $	(119) $	(160)

See accompanying notes.

121

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							International Fund I
							Year Ended	Year Ended
							October 31, 2010	October 31, 2009
Operations
Net investment income (loss)							$ 18,022	$ 18,986
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions							80,157	(298,919)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies							39,718	556,966
		Net Increase (Decrease) in Net Assets Resulting from Operations					137,897	277,033

Dividends and Distributions to Shareholders
From net investment income							(24,092)	(31,497)
				Total Dividends and Distributions			(24,092)	(31,497)

Capital Share Transactions
Net increase (decrease) in capital share transactions							(252,252)	378,778
				Total increase (decrease) in net assets			(138,447)	624,314

Net Assets
Beginning of period							1,530,905	906,591
End of period (including undistributed net investment income as set forth below)							$ 1,392,458	$ 1,530,905
Undistributed (overdistributed) net investment income (loss)							$ 14,495	$ 18,451

	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 132,343	$ 1,675 $	2,182	$ 4,512	$ 3,825	$ 9,140
Reinvested	23,276	57	109	166	145	339
Redeemed	(404,142)	(1,821)	(4,505)	(5,416)	(4,723)	(9,414)
Net Increase (Decrease)	$ (248,523) $	(89) $	(2,214) $	(738) $	(753) $	65
Shares:
Sold	12,697	163	213	434	377	876
Reinvested	2,196	5	10	16	13	32
Redeemed	(40,084)	(175)	(447)	(524)	(453)	(886)
Net Increase (Decrease)	(25,191)	(7)	(224)	(74)	(63)	22
Year Ended October 31, 2009
Dollars:
Sold	$ 507,838	$ 2,615 $	2,678	$ 2,929	$ 2,926	$ 4,355
Issued in acquisitions	12,092	424	996	777	1,880	18
Reinvested	30,233	80	185	250	297	451
Redeemed	(180,474)	(1,061)	(1,951)	(3,149)	(3,250)	(2,361)
Net Increase (Decrease)	$ 369,689	$ 2,058 $	1,908	$ 807	$ 1,853	$ 2,463
Shares:
Sold	60,993	299	296	336	339	483
Issued in acquisitions	1,581	56	132	103	247	2
Reinvested	3,511	9	22	29	35	53
Redeemed	(21,553)	(116)	(235)	(347)	(352)	(287)
Net Increase (Decrease)	44,532	248	215	121	269	251

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (23,276) $	(57) $	(109) $	(166) $	(145) $	(339)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and
Distributions	$ (23,276) $	(57) $	(109) $	(166) $	(145) $	(339)
Year Ended October 31, 2009
From net investment
income	$ (30,234) $	(80) $	(185) $	(250) $	(297) $	(451)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and
Distributions	$ (30,234) $	(80) $	(185) $	(250) $	(297) $	(451)

See accompanying notes.

122

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								International Growth Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 16,807		$ 19,151
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									76,269	(560,951)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									77,050	699,679
		Net Increase (Decrease) in Net Assets Resulting from Operations							170,126	157,879

Dividends and Distributions to Shareholders
From net investment income									(21,397)	(31,255)
				Total Dividends and Distributions					(21,397)	(31,255)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(35,691)	(164,167)
Redemption fees - Class J									–	1
				Total increase (decrease) in net assets					113,038	(37,542)

Net Assets
Beginning of period								1,285,543		1,323,085
End of period (including undistributed net investment income as set forth below)								$ 1,398,581		$ 1,285,543
Undistributed (overdistributed) net investment income (loss)								$ 14,760		$ 18,655

	Class A Class C Class J Institutional				R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 2,870	$ 262 $	3,428 $	126,249 $	365 $	838 $	1,912 $	1,677	$ 1,851
Reinvested	65	2	388	20,407	7	62	185	80	200
Redeemed	(1,594)	(188)	(7,283)	(160,255)	(549)	(2,045)	(11,764)	(5,007)	(7,854)
Net Increase (Decrease)	$ 1,341	$ 76 $	(3,467) $	(13,599) $	(177) $	(1,145) $	(9,667) $	(3,250) $	(5,803)
Shares:
Sold	359	33	436	15,830	46	108	232	210	231
Reinvested	8	–	48	2,504	1	8	22	10	25
Redeemed	(199)	(23)	(934)	(20,204)	(69)	(269)	(1,479)	(635)	(1,008)
Net Increase (Decrease)	168	10	(450)	(1,870)	(22)	(153)	(1,225)	(415)	(752)
Year Ended October 31, 2009
Dollars:
Sold	$ 3,964	$ 267 $	4,565 $	179,435 $	380 $	958 $	2,809 $	1,186	$ 3,508
Reinvested	35	2	543	29,962	16	66	268	132	226
Redeemed	(1,293)	(125)	(7,415)	(367,545)	(1,021)	(1,701)	(5,948)	(4,041)	(3,400)
Net Increase (Decrease)	$ 2,706	$ 144 $	(2,307) $ (158,148) $		(625) $	(677) $	(2,871) $	(2,723) $	334
Shares:
Sold	547	37	696	26,855	61	143	413	181	522
Reinvested	5	–	82	4,452	2	10	38	20	34
Redeemed	(189)	(17)	(1,157)	(55,351)	(153)	(264)	(851)	(607)	(502)
Net Increase (Decrease)	363	20	(379)	(24,044)	(90)	(111)	(400)	(406)	54

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (66) $	(2) $	(388) $	(20,407) $	(7) $	(62) $	(185) $	(80) $	(200)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(66) $	(2) $	(388) $	(20,407) $	(7) $	(62) $	(185) $	(80) $	(200)
Year Ended October 31, 2009
From net investment
income	$ (37) $	(2) $	(544) $	(29,964) $	(16) $	(66) $	(268) $	(132) $	(226)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(37) $	(2) $	(544) $	(29,964) $	(16) $	(66) $	(268) $	(132) $	(226)

See accompanying notes.

123

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands		International Value Fund I
		Year Ended	Year Ended
		October 31, 2010	October 31, 2009
Operations
Net investment income (loss)		$ 17,547	$ 14,454
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions		87,551	12,644
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies		8,630	180,904
	Net Increase (Decrease) in Net Assets Resulting from Operations	113,728	208,002

Dividends and Distributions to Shareholders
From net investment income		(16,656)	(875)
From net realized gain on investments		(24,686)	–
	Total Dividends and Distributions	(41,342)	(875)

Capital Share Transactions
Net increase (decrease) in capital share transactions		101,991	391,603
	Total increase (decrease) in net assets	174,377	598,730

Net Assets
Beginning of period		963,192	364,462
End of period (including undistributed net investment income as set forth below)		$ 1,137,569	$ 963,192
Undistributed (overdistributed) net investment income (loss)		$ 15,569	$ 13,745

	Institutional
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 132,911
Reinvested	41,342
Redeemed	(72,262)
Net Increase (Decrease)	$ 101,991
Shares:
Sold	12,532
Reinvested	3,805
Redeemed	(6,972)
Net Increase (Decrease)	9,365
Year Ended October 31, 2009
Dollars:
Sold	$ 456,569
Reinvested	875
Redeemed	(65,841)
Net Increase (Decrease)	$ 391,603
Shares:
Sold	54,770
Reinvested	99
Redeemed	(7,126)
Net Increase (Decrease)	47,743

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (16,656)
From net realized gain on
investments	(24,686)
Total Dividends and
Distributions	$ (41,342)
Year Ended October 31, 2009
From net investment
income	$ (875)
From net realized gain on
investments	–
Total Dividends and
Distributions	$ (875)

See accompanying notes.

124

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								LargeCap Blend Fund II
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 7,356		$ 8,769
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions								24,476			(122,756)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								68,688			184,688
		Net Increase (Decrease) in Net Assets Resulting from Operations						100,520			70,701

Dividends and Distributions to Shareholders
From net investment income								(8,377)			(9,429)
					Total Dividends and Distributions			(8,377)			(9,429)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(61,848)			(8,650)
Redemption fees - Class J									1		1
				Total increase (decrease) in net assets				30,296			52,623

Net Assets
Beginning of period								704,152			651,529
End of period (including undistributed net investment income as set forth below)								$ 734,448		$ 704,152
Undistributed (overdistributed) net investment income (loss)								$ 5,507		$ 6,528

	Class A	Class B	Class C Class J Institutional			R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 5,472 $	323	$ 257	$ 8,377 $	65,699	$ 1,001 $	2,330 $	6,806 $	2,318 $	9,343
Reinvested	187	–	2	824	6,583	23	108	215	119	312
Redeemed	(32,762)	(10,094)	(955)	(16,623)	(78,858)	(1,490)	(4,820)	(5,802)	(3,754)	(16,989)
Net Increase (Decrease)	$ (27,103) $	(9,771) $	(696) $	(7,422) $	(6,576) $	(466) $	(2,382) $	1,219 $	(1,317) $	(7,334)
Shares:
Sold	632	38	30	1,007	7,672	118	276	801	271	1,086
Reinvested	22	–	–	99	774	3	13	25	14	37
Redeemed	(3,850)	(1,199)	(113)	(1,998)	(9,138)	(175)	(571)	(693)	(445)	(1,980)
Net Increase (Decrease)	(3,196)	(1,161)	(83)	(892)	(692)	(54)	(282)	133	(160)	(857)
Year Ended October 31, 2009
Dollars:
Sold	$ 4,665 $	647	$ 348	$ 8,235 $	52,182	$ 1,103 $	2,539 $	3,350 $	2,800 $	6,003
Reinvested	320	–	–	953	7,419	22	82	220	138	266
Redeemed	(8,056)	(3,673)	(245)	(16,107)	(54,042)	(675)	(2,588)	(5,590)	(2,099)	(6,867)
Net Increase (Decrease)	$ (3,071) $	(3,026) $	103	$ (6,919) $	5,559	$ 450 $	33 $	(2,020) $	839 $	(598)
Shares:
Sold	676	95	49	1,235	7,659	162	366	498	414	826
Reinvested	49	–	–	149	1,136	3	12	34	21	41
Redeemed	(1,212)	(541)	(38)	(2,484)	(8,117)	(93)	(378)	(835)	(315)	(1,023)
Net Increase (Decrease)	(487)	(446)	11	(1,100)	678	72	–	(303)	120	(156)

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (190) $	–	$ (2) $	(825) $	(6,583) $	(23) $	(108) $	(215) $	(119) $	(312)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(190) $	–	$ (2) $	(825) $	(6,583) $	(23) $	(108) $	(215) $	(119) $	(312)
Year Ended October 31, 2009
From net investment
income	$ (325) $	–	$ –	$ (954) $	(7,422) $	(22) $	(82) $	(220) $	(138) $	(266)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(325) $	–	$ –	$ (954) $	(7,422) $	(22) $	(82) $	(220) $	(138) $	(266)

See accompanying notes.

125

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								LargeCap Growth Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ (2,920)		$ 1,219
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									174,764		(576,058)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									287,750		654,424
		Net Increase (Decrease) in Net Assets Resulting from Operations							459,594		79,585

Dividends and Distributions to Shareholders
From net investment income									(316)		(1,219)
From tax return of capital									–		(1,510)
					Total Dividends and Distributions				(316)		(2,729)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(358,275)			48,076
Redemption fees - Class C									1		–
Redemption fees - Class J									1		–
				Total increase (decrease) in net assets					101,005		124,932

Net Assets
Beginning of period								2,226,624			2,101,692
End of period (including undistributed net investment income as set forth below)								$ 2,327,629		$ 2,226,624
Undistributed (overdistributed) net investment income (loss)								$ –		$ –

	Class A	Class B	Class C	Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 38,760	$ 1,005	$ 3,122	$ 5,751	$ 10	$ 214,735	$ 7,400	$ 1,814	$ 4,805	$ 4,328	$ 73,107
Reinvested	–	–	–	–	–	312	–	–	–	–	–
Redeemed	(59,856)	(8,788)	(2,621)	(8,411)	–	(553,805)	(2,726)	(4,179)	(19,391)	(16,081)	(37,566)
Net Increase (Decrease)	$ (21,096) $	(7,783) $	501	$ (2,660) $	10	$ (338,758) $	4,674	$ (2,365) $	(14,586) $ (11,753) $		35,541
Shares:
Sold	5,601	153	461	869	1	30,625	1,109	263	601	600	10,516
Reinvested	–	–	–	–	–	45	–	–	–	–	–
Redeemed	(8,657)	(1,322)	(390)	(1,277)	–	(75,960)	(401)	(613)	(2,701)	(2,220)	(5,263)
Net Increase (Decrease)	(3,056)	(1,169)	71	(408)	1	(45,290)	708	(350)	(2,100)	(1,620)	5,253
Year Ended October 31, 2009
Dollars:
Sold	$ 31,898	$ 2,624	$ 4,875	$ 8,030	N/A $	304,415	$ 2,278	$ 2,967	$ 13,205	$ 17,184	$ 20,285
Reinvested	–	–	–	–	N/A	2,593	–	–	–	–	–
Redeemed	(70,804)	(11,201)	(5,196)	(7,940)	N/A	(227,115)	(1,641)	(2,848)	(8,121)	(11,714)	(15,698)
Net Increase (Decrease)	$ (38,906) $	(8,577) $	(321) $	90	N/A $	79,893	$ 637	$ 119	$ 5,084	$ 5,470	$ 4,587
Shares:
Sold	5,828	485	901	1,533	N/A	54,584	411	531	2,361	3,001	3,645
Reinvested	–	–	–	–	N/A	478	–	–	–	–	–
Redeemed	(12,689)	(2,123)	(972)	(1,516)	N/A	(40,962)	(290)	(511)	(1,381)	(2,005)	(2,807)
Net Increase (Decrease)	(6,861)	(1,638)	(71)	17	N/A	14,100	121	20	980	996	838

Distributions:
Year Ended October 31, 2010
From net investment
income	$ –	$ –	$ –	$ –	$ – $	(316) $	–	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ –	$ – $	(316) $	–	$ –	$ –	$ –	$ –
Year Ended October 31, 2009
From net investment
income	$ –	$ –	$ –	$ –	N/A $	(1,219) $	–	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	N/A	–	–	–	–	–	–
From tax return of capital	–	–	–	–	N/A	(1,510)	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ –	N/A $	(2,729) $	–	$ –	$ –	$ –	$ –

See accompanying notes.

126

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								LargeCap Growth Fund I
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 2,346		$ 1,249
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									171,682	(241,059)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									285,883	604,321
		Net Increase (Decrease) in Net Assets Resulting from Operations							459,911	364,511

Dividends and Distributions to Shareholders
From net investment income									(1,115)	(185)
					Total Dividends and Distributions				(1,115)	(185)

Capital Share Transactions
Net increase (decrease) in capital share transactions									771,052	89,559
Redemption fees - Class A									–	2
Redemption fees - Class J									3	2
				Total increase (decrease) in net assets				1,229,851		453,889

Net Assets
Beginning of period								1,648,146		1,194,257
End of period (including undistributed net investment income as set forth below)								$ 2,877,997		$ 1,648,146
Undistributed (overdistributed) net investment income (loss)								$ 2,294		$ 1,064

	Class A	Class B	Class C	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 5,253	$ 305	$ 662	$ 14,854	$ 950,191	$ 1,246	$ 2,509	$ 16,111	$ 8,824	$ 50,290
Reinvested	–	–	–	–	1,115	–	–	–	–	–
Redeemed	(34,124)	(4,541)	(1,072)	(13,191)	(207,582)	(553)	(5,674)	(3,360)	(2,107)	(8,104)
Net Increase (Decrease)	$ (28,871) $	(4,236) $	(410) $	1,663	$ 743,724	$ 693	$ (3,165) $	12,751	$ 6,717	$ 42,186
Shares:
Sold	702	43	88	2,087	120,632	165	348	2,156	1,171	6,320
Reinvested	–	–	–	–	145	–	–	–	–	–
Redeemed	(4,505)	(636)	(144)	(1,865)	(26,452)	(71)	(793)	(445)	(279)	(1,040)
Net Increase (Decrease)	(3,803)	(593)	(56)	222	94,325	94	(445)	1,711	892	5,280
Year Ended October 31, 2009
Dollars:
Sold	$ 8,349	$ 870	$ 612	$ 12,443	$ 245,935	$ 628	$ 2,378	$ 2,921	$ 1,271	$ 5,030
Reinvested	–	–	–	–	185	–	–	–	–	–
Redeemed	(6,981)	(2,119)	(167)	(7,507)	(157,833)	(284)	(2,277)	(5,937)	(1,689)	(6,269)
Net Increase (Decrease)	$ 1,368	$ (1,249) $	445	$ 4,936	$ 88,287	$ 344	$ 101	$ (3,016) $	(418) $	(1,239)
Shares:
Sold	1,444	158	99	2,247	44,429	109	429	482	236	822
Reinvested	–	–	–	–	37	–	–	–	–	–
Redeemed	(1,296)	(399)	(29)	(1,435)	(28,644)	(53)	(426)	(1,077)	(327)	(1,034)
Net Increase (Decrease)	148	(241)	70	812	15,822	56	3	(595)	(91)	(212)

Distributions:
Year Ended October 31, 2010
From net investment
income	$ –	$ –	$ –	$ –	$ (1,115) $	–	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ –	$ (1,115) $	–	$ –	$ –	$ –	$ –
Year Ended October 31, 2009
From net investment
income	$ –	$ –	$ –	$ –	$ (185) $	–	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ –	$ (185) $	–	$ –	$ –	$ –	$ –

See accompanying notes.

127

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								LargeCap Growth Fund II
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 8,852		$ 7,423
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									180,489	(329,496)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									43,931	519,083
		Net Increase (Decrease) in Net Assets Resulting from Operations							233,272	197,010

Dividends and Distributions to Shareholders
From net investment income									(6,366)	(8,170)
				Total Dividends and Distributions					(6,366)	(8,170)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(423,478)		(9,003)
Redemption fees - Class J									1	–
				Total increase (decrease) in net assets				(196,571)		179,837

Net Assets
Beginning of period								1,568,714		1,388,877
End of period (including undistributed net investment income as set forth below)								$ 1,372,143		$ 1,568,714
Undistributed (overdistributed) net investment income (loss)								$ 6,604		$ 3,884

	Class A Class C Class J Institutional				R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 522	$ 198	$ 5,016	$ 129,902 $	500	$ 626	$ 2,032	$ 3,017	$ 9,331
Reinvested	–	–	–	6,297	–	–	–	14	55
Redeemed	(2,051)	(438)	(5,150)	(560,678)	(698)	(1,880)	(4,045)	(1,212)	(4,836)
Net Increase (Decrease)	$ (1,529) $	(240) $	(134) $ (424,479) $		(198) $	(1,254) $	(2,013) $	1,819	$ 4,550
Shares:
Sold	72	28	746	17,633	71	90	288	424	1,304
Reinvested	–	–	–	857	–	–	–	2	7
Redeemed	(288)	(63)	(772)	(73,539)	(99)	(278)	(586)	(171)	(677)
Net Increase (Decrease)	(216)	(35)	(26)	(55,049)	(28)	(188)	(298)	255	634
Year Ended October 31, 2009
Dollars:
Sold	$ 2,076	$ 292	$ 4,897	$ 116,783 $	576	$ 1,191	$ 4,591	$ 1,297	$ 5,495
Reinvested	–	–	–	8,126	–	–	–	–	44
Redeemed	(334)	(203)	(3,445)	(137,193)	(150)	(1,531)	(2,108)	(2,363)	(7,044)
Net Increase (Decrease)	$ 1,742	$ 89	$ 1,452	$ (12,284) $	426	$ (340) $	2,483	$ (1,066) $	(1,505)
Shares:
Sold	351	51	899	20,065	98	221	768	219	968
Reinvested	–	–	–	1,483	–	–	–	–	8
Redeemed	(61)	(34)	(644)	(23,483)	(27)	(296)	(357)	(433)	(1,212)
Net Increase (Decrease)	290	17	255	(1,935)	71	(75)	411	(214)	(236)

Distributions:
Year Ended October 31, 2010
From net investment
income	$ –	$ –	$ –	$ (6,297) $	–	$ –	$ –	$ (14) $	(55)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ (6,297) $	–	$ –	$ –	$ (14) $	(55)
Year Ended October 31, 2009
From net investment
income	$ –	$ –	$ –	$ (8,126) $	–	$ –	$ –	$ –	$ (44)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ (8,126) $	–	$ –	$ –	$ –	$ (44)

See accompanying notes.

128

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								LargeCap S&P 500 Index Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 22,586		$ 14,440
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									4,565	(18,499)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									205,527	81,234
		Net Increase (Decrease) in Net Assets Resulting from Operations							232,678	77,175

Dividends and Distributions to Shareholders
From net investment income									(14,232)	(16,807)
					Total Dividends and Distributions				(14,232)	(16,807)

Capital Share Transactions
Net increase (decrease) in capital share transactions								1,169,305		60,429
Redemption fees - Class A									–	1
Redemption fees - Class C									–	1
Redemption fees - Class J									2	4
				Total increase (decrease) in net assets				1,387,753		120,803

Net Assets
Beginning of period									910,896	790,093
End of period (including undistributed net investment income as set forth below)								$ 2,298,649		$ 910,896
Undistributed (overdistributed) net investment income (loss)								$ 19,333		$ 10,990

	Class A Class C Class J Institutional				R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 19,353 $	1,806	$ 28,352	$ 385,606	$ 4,404	$ 7,425	$ 18,555	$ 24,868	$ 36,893
Issued in acquisitions	82,849	715	31,682	835,129	987	1,620	648	1,285	3,459
Reinvested	759	41	3,639	2,616	156	623	2,000	1,324	3,049
Redeemed	(18,236)	(1,167)	(44,948)	(119,555)	(3,282)	(15,814)	(59,755)	(17,568)	(50,213)
Net Increase (Decrease)	$ 84,725 $	1,395	$ 18,725	$ 1,103,796	$ 2,265	$ (6,146) $ (38,552) $		9,909	$ (6,812)
Shares:
Sold	2,463	230	3,638	49,291	559	943	2,355	3,190	4,633
Issued in acquisitions	10,688	93	4,127	107,825	128	209	84	165	442
Reinvested	97	6	473	337	20	80	257	170	389
Redeemed	(2,315)	(152)	(5,759)	(15,277)	(419)	(2,022)	(7,610)	(2,239)	(6,369)
Net Increase (Decrease)	10,933	177	2,479	142,176	288	(790)	(4,914)	1,286	(905)
Year Ended October 31, 2009
Dollars:
Sold	$ 11,135 $	3,638	$ 31,222	$ 46,244	$ 4,594	$ 7,806	$ 25,055	$ 21,378	$ 45,860
Reinvested	1,001	35	4,838	3,149	118	689	2,263	1,553	3,133
Redeemed	(13,399)	(2,440)	(38,846)	(35,467)	(920)	(5,401)	(17,464)	(13,029)	(26,316)
Net Increase (Decrease)	$ (1,263) $	1,233	$ (2,786) $	13,926	$ 3,792	$ 3,094	$ 9,854	$ 9,902	$ 22,677
Shares:
Sold	1,768	552	5,044	7,405	718	1,185	3,897	3,398	6,912
Reinvested	162	6	792	513	19	111	367	251	504
Redeemed	(2,162)	(378)	(6,312)	(5,576)	(146)	(858)	(2,801)	(2,027)	(4,032)
Net Increase (Decrease)	(232)	180	(476)	2,342	591	438	1,463	1,622	3,384

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (777) $	(42) $	(3,645) $	(2,616)	$ (156) $	(623) $	(2,000) $	(1,324) $	(3,049)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (777) $	(42) $	(3,645) $	(2,616)	$ (156) $	(623) $	(2,000) $	(1,324) $	(3,049)
Year Ended October 31, 2009
From net investment
income	$ (1,020) $	(37) $	(4,841) $	(3,153)	$ (118) $	(689) $	(2,263) $	(1,553) $	(3,133)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (1,020) $	(37) $	(4,841) $	(3,153)	$ (118) $	(689) $	(2,263) $	(1,553) $	(3,133)

See accompanying notes.

129

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									LargeCap Value Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 14,661		$ 14,990
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									15,839		(107,879)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									90,462		121,707
		Net Increase (Decrease) in Net Assets Resulting from Operations							120,962		28,818

Dividends and Distributions to Shareholders
From net investment income									(15,093)		(16,197)
					Total Dividends and Distributions				(15,093)		(16,197)

Capital Share Transactions
Net increase (decrease) in capital share transactions									278,985		154,910
Redemption fees - Class J									–		1
				Total increase (decrease) in net assets					384,854		167,532

Net Assets
Beginning of period									789,865		622,333
End of period (including undistributed net investment income as set forth below)								$ 1,174,719		$ 789,865
Undistributed (overdistributed) net investment income (loss)								$ 11,300		$ 11,732

	Class A Class B		Class C Class J Institutional			R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 13,842 $	423 $	422	$ 6,090 $	353,673	$ 378	$ 622	$ 679	$ 609	$ 2,182
Reinvested	2,168	3	13	536	12,051	22	41	94	33	73
Redeemed	(26,986)	(2,806)	(311)	(6,867)	(67,882)	(679)	(860)	(3,533)	(605)	(4,440)
Net Increase (Decrease)	$ (10,976) $	(2,380) $	124	$ (241) $	297,842	$ (279) $	(197) $	(2,760) $	37	$ (2,185)
Shares:
Sold	1,647	50	52	730	41,674	46	75	82	73	262
Reinvested	261	–	1	65	1,454	3	5	11	4	9
Redeemed	(3,214)	(333)	(38)	(830)	(8,146)	(82)	(103)	(439)	(73)	(530)
Net Increase (Decrease)	(1,306)	(283)	15	(35)	34,982	(33)	(23)	(346)	4	(259)
Year Ended October 31, 2009
Dollars:
Sold	$ 8,683 $	963 $	1,327	$ 6,193 $	196,844	$ 838	$ 1,560	$ 4,186	$ 1,210	$ 5,210
Reinvested	3,218	45	28	735	11,858	13	32	45	34	86
Redeemed	(27,189)	(2,737)	(1,124)	(7,865)	(45,568)	(135)	(577)	(855)	(719)	(1,429)
Net Increase (Decrease)	$ (15,288) $	(1,729) $	231	$ (937) $	163,134	$ 716	$ 1,015	$ 3,376	$ 525	$ 3,867
Shares:
Sold	1,238	136	184	899	28,410	118	243	608	171	707
Reinvested	451	6	4	104	1,670	2	5	7	5	12
Redeemed	(3,922)	(392)	(165)	(1,141)	(6,493)	(20)	(80)	(123)	(100)	(200)
Net Increase (Decrease)	(2,233)	(250)	23	(138)	23,587	100	168	492	76	519

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (2,227) $	(3) $	(13) $	(536) $	(12,051) $	(22) $	(41) $	(94) $	(33) $	(73)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $ (2,227) $		(3) $	(13) $	(536) $	(12,051) $	(22) $	(41) $	(94) $	(33) $	(73)
Year Ended October 31, 2009
From net investment
income	$ (3,317) $	(45) $	(31) $	(735) $	(11,859) $	(13) $	(32) $	(45) $	(34) $	(86)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $ (3,317) $		(45) $	(31) $	(735) $	(11,859) $	(13) $	(32) $	(45) $	(34) $	(86)

See accompanying notes.

130

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							LargeCap Value Fund I
							Year Ended	Year Ended
							October 31, 2010	October 31, 2009
Operations
Net investment income (loss)							$ 25,090	$ 18,255
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions							71,330	(360,821)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies							66,030	452,505
		Net Increase (Decrease) in Net Assets Resulting from Operations					162,450	109,939

Dividends and Distributions to Shareholders
From net investment income							(17,816)	(20,341)
				Total Dividends and Distributions			(17,816)	(20,341)

Capital Share Transactions
Net increase (decrease) in capital share transactions							841,851	289,404
				Total increase (decrease) in net assets			986,485	379,002

Net Assets
Beginning of period							1,273,966	894,964
End of period (including undistributed net investment income as set forth below)							$ 2,260,451	$ 1,273,966
Undistributed (overdistributed) net investment income (loss)							$ 21,156	$ 13,882

	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 1,248,606	$ 1,311	$ 728 $	2,211 $	1,632	$ 2,743
Reinvested	17,589	36	28	61	38	64
Redeemed	(418,169)	(1,271)	(2,536)	(2,818)	(1,419)	(6,983)
Net Increase (Decrease)	$ 848,026	$ 76	$ (1,780) $	(546) $	251	$ (4,176)
Shares:
Sold	126,526	133	76	232	172	282
Reinvested	1,815	4	3	6	4	7
Redeemed	(42,885)	(130)	(266)	(292)	(151)	(715)
Net Increase (Decrease)	85,456	7	(187)	(54)	25	(426)
Year Ended October 31, 2009
Dollars:
Sold	$ 240,743	$ 1,208	$ 1,173 $	1,591 $	2,177	$ 4,273
Issued in acquisitions	99,642	309	301	826	145	1,055
Reinvested	20,029	35	63	67	43	104
Redeemed	(77,407)	(423)	(1,365)	(1,711)	(1,461)	(2,013)
Net Increase (Decrease)	$ 283,007	$ 1,129	$ 172 $	773 $	904	$ 3,419
Shares:
Sold	31,332	148	148	195	265	503
Issued in acquisitions	12,732	40	38	106	19	135
Reinvested	2,568	5	8	8	6	13
Redeemed	(9,708)	(54)	(163)	(210)	(179)	(252)
Net Increase (Decrease)	36,924	139	31	99	111	399

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (17,589)	$ (36) $	(28) $	(61) $	(38) $	(64)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and
Distributions	$ (17,589)	$ (36) $	(28) $	(61) $	(38) $	(64)
Year Ended October 31, 2009
From net investment
income	$ (20,029)	$ (35) $	(63) $	(67) $	(43) $	(104)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and
Distributions	$ (20,029)	$ (35) $	(63) $	(67) $	(43) $	(104)

See accompanying notes.

131

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								LargeCap Value Fund III
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 23,718		$ 33,849
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									140,936	(638,155)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									63,423	688,775
		Net Increase (Decrease) in Net Assets Resulting from Operations							228,077	84,469

Dividends and Distributions to Shareholders
From net investment income									(31,437)	(46,086)
					Total Dividends and Distributions				(31,437)	(46,086)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(339,881)		1,804
				Total increase (decrease) in net assets				(143,241)		40,187

Net Assets
Beginning of period								1,904,875		1,864,688
End of period (including undistributed net investment income as set forth below)								$ 1,761,634		$ 1,904,875
Undistributed (overdistributed) net investment income (loss)								$ 17,243		$ 24,972

	Class A	Class B	Class C Class J Institutional			R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 3,520 $	316 $	126 $	6,299 $	463,176	$ 961 $	1,371 $	2,428	$ 1,807 $	5,445
Reinvested	415	40	6	746	29,015	40	191	307	221	451
Redeemed	(26,499)	(6,093)	(721)	(11,172)	(754,395)	(1,815)	(7,430)	(17,760)	(11,002)	(19,875)
Net Increase (Decrease)	$ (22,564) $	(5,737) $	(589) $	(4,127) $ (262,204) $		(814) $	(5,868) $ (15,025) $		(8,974) $ (13,979)
Shares:
Sold	374	33	12	688	47,437	104	149	252	194	590
Reinvested	45	4	1	82	3,161	4	21	32	24	49
Redeemed	(2,869)	(654)	(78)	(1,222)	(80,301)	(193)	(815)	(1,877)	(1,220)	(2,123)
Net Increase (Decrease)	(2,450)	(617)	(65)	(452)	(29,703)	(85)	(645)	(1,593)	(1,002)	(1,484)
Year Ended October 31, 2009
Dollars:
Sold	$ 4,702 $	534 $	178 $	7,339 $	245,245	$ 969 $	1,786 $	3,522	$ 3,877 $	7,529
Reinvested	535	35	6	1,232	41,374	72	340	1,012	493	973
Redeemed	(7,383)	(3,112)	(205)	(11,501)	(226,595)	(1,495)	(8,051)	(29,867)	(7,614)	(24,126)
Net Increase (Decrease)	$ (2,146) $	(2,543) $	(21) $	(2,930) $	60,024	$ (454) $	(5,925) $ (25,333) $		(3,244) $ (15,624)
Shares:
Sold	610	70	23	975	32,401	130	232	447	516	961
Reinvested	70	5	1	163	5,416	9	45	129	64	127
Redeemed	(997)	(407)	(29)	(1,558)	(30,552)	(196)	(1,075)	(3,590)	(1,019)	(2,953)
Net Increase (Decrease)	(317)	(332)	(5)	(420)	7,265	(57)	(798)	(3,014)	(439)	(1,865)

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (419) $	(40) $	(6) $	(747) $	(29,015) $	(40) $	(191) $	(307) $	(221) $	(451)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (419) $	(40) $	(6) $	(747) $	(29,015) $	(40) $	(191) $	(307) $	(221) $	(451)
Year Ended October 31, 2009
From net investment
income	$ (546) $	(36) $	(6) $	(1,233) $	(41,375) $	(72) $	(340) $	(1,012) $	(493) $	(973)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (546) $	(36) $	(6) $	(1,233) $	(41,375) $	(72) $	(340) $	(1,012) $	(493) $	(973)

See accompanying notes.

132

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									MidCap Blend Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 10,264		$ (32)
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									66,366		(17,853)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									188,997		93,250
		Net Increase (Decrease) in Net Assets Resulting from Operations							265,627		75,365

Dividends and Distributions to Shareholders
From net investment income									(5,794)		–
From net realized gain on investments									–		(32,308)
				Total Dividends and Distributions					(5,794)		(32,308)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(114,443)			466,875
Redemption fees - Class A									–		1
				Total increase (decrease) in net assets					145,390		509,933

Net Assets
Beginning of period								1,095,211			585,278
End of period (including undistributed net investment income as set forth below)								$ 1,240,601		$ 1,095,211
Undistributed (overdistributed) net investment income (loss)								$ 4,450		$ (19)

	Class A Class B		Class C	Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 94,593	$ 2,865	$ 11,596	$ 22,873 $	88	$ 52,461	$ 562	$ 2,410	$ 8,749	$ 2,941	$ 24,278
Reinvested	1,565	–	19	423	–	3,166	4	11	43	38	113
Redeemed	(95,445)	(17,320)	(3,432)	(27,024)	–	(182,400)	(648)	(2,062)	(3,780)	(3,516)	(7,614)
Net Increase (Decrease)	$ 713	$ (14,455) $	8,183	$ (3,728) $	88	$ (126,773) $	(82) $	359	$ 5,012	$ (537) $	16,777
Shares:
Sold	7,886	249	1,002	1,984	7	4,382	50	204	721	239	1,986
Reinvested	138	–	2	39	–	278	–	1	4	3	10
Redeemed	(8,080)	(1,495)	(299)	(2,362)	–	(14,944)	(56)	(175)	(319)	(304)	(640)
Net Increase (Decrease)	(56)	(1,246)	705	(339)	7	(10,284)	(6)	30	406	(62)	1,356
Year Ended October 31, 2009
Dollars:
Sold	$ 41,456	$ 3,703	$ 2,791	$ 17,690	N/A $	44,957	$ 921	$ 1,661	$ 4,193	$ 2,672	$ 5,958
Issued in acquisitions	36,812	10,845	3,912	–	N/A	368,602	–	–	–	–	–
Reinvested	19,297	1,897	201	7,197	N/A	443	55	139	420	303	629
Redeemed	(57,336)	(10,856)	(902)	(22,143)	N/A	(10,891)	(257)	(680)	(2,376)	(810)	(3,628)
Net Increase (Decrease)	$ 40,229	$ 5,589	$ 6,002	$ 2,744	N/A $	403,111	$ 719	$ 1,120	$ 2,237	$ 2,165	$ 2,959
Shares:
Sold	4,579	407	310	2,021	N/A	4,760	106	182	457	293	660
Issued in acquisitions	3,375	1,014	368	–	N/A	33,427	–	–	–	–	–
Reinvested	2,345	233	25	901	N/A	53	7	17	51	36	76
Redeemed	(6,530)	(1,237)	(104)	(2,605)	N/A	(1,186)	(30)	(75)	(255)	(88)	(404)
Net Increase (Decrease)	3,769	417	599	317	N/A	37,054	83	124	253	241	332

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (1,606) $	–	$ (24) $	(424) $	–	$ (3,531) $	(4) $	(11) $	(43) $	(38) $	(113)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(1,606) $	–	$ (24) $	(424) $	–	$ (3,531) $	(4) $	(11) $	(43) $	(38) $	(113)
Year Ended October 31, 2009
From net investment
income	$ –	$ –	$ –	$ –	N/A $	–	$ –	$ –	$ –	$ –	$ –
From net realized gain on
investments	(19,722)	(1,941)	(215)	(7,204)	N/A	(1,678)	(55)	(141)	(420)	(303)	(629)
Total Dividends and Distributions $ (19,722) $		(1,941) $	(215) $	(7,204)	N/A $	(1,678) $	(55) $	(141) $	(420) $	(303) $	(629)

See accompanying notes.

133

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								MidCap Growth Fund
								Year Ended	Year Ended
								October 31, 2010	October 31, 2009
Operations
Net investment income (loss)								$ (574)	$ (417)
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions								13,042	(12,315)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								11,563	17,799
		Net Increase (Decrease) in Net Assets Resulting from Operations						24,031	5,067

Dividends and Distributions to Shareholders
From net investment income								(5)	–
					Total Dividends and Distributions			(5)	–

Capital Share Transactions
Net increase (decrease) in capital share transactions								3,787	29,086
				Total increase (decrease) in net assets				27,813	34,153

Net Assets
Beginning of period								83,441	49,288
End of period (including undistributed net investment income as set forth below)								$ 111,254	$ 83,441
Undistributed (overdistributed) net investment income (loss)								$ –	$ –

	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 2,103	$ 9,195	$ 285	$ 590	$ 2,214	$ 2,307	$ 23,785
Reinvested	–	2	–	–	–	–	–
Redeemed	(3,725)	(17,369)	(514)	(499)	(7,668)	(2,462)	(4,457)
Net Increase (Decrease)	$ (1,622) $	(8,172) $	(229) $	91	$ (5,454) $	(155) $	19,328
Shares:
Sold	357	1,480	47	96	353	375	3,771
Redeemed	(638)	(2,773)	(84)	(79)	(1,228)	(400)	(677)
Net Increase (Decrease)	(281)	(1,293)	(37)	17	(875)	(25)	3,094
Year Ended October 31, 2009
Dollars:
Sold	$ 2,764	$ 25,600	$ 585	$ 2,057	$ 8,984	$ 6,252	$ 9,778
Redeemed	(3,922)	(12,428)	(198)	(449)	(1,215)	(3,920)	(4,802)
Net Increase (Decrease)	$ (1,158) $	13,172	$ 387	$ 1,608	$ 7,769	$ 2,332	$ 4,976
Shares:
Sold	607	5,145	123	411	1,845	1,251	1,916
Redeemed	(866)	(2,500)	(39)	(89)	(229)	(756)	(896)
Net Increase (Decrease)	(259)	2,645	84	322	1,616	495	1,020

Distributions:
Year Ended October 31, 2010
From net investment
income	$ –	$ (5) $	–	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ (5) $	–	$ –	$ –	$ –	$ –
Year Ended October 31, 2009
From net investment
income	$ –	$ –	$ –	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ –	$ –	$ –	$ –

See accompanying notes.

134

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								MidCap Growth Fund III
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ (2,759)		$ (2,177)
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									134,202	(168,592)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									183,458	395,922
		Net Increase (Decrease) in Net Assets Resulting from Operations							314,901	225,153

Capital Share Transactions
Net increase (decrease) in capital share transactions								(103,199)		393,917
Redemption fees - Class J									1	1
				Total increase (decrease) in net assets					211,703	619,071

Net Assets
Beginning of period								1,148,889		529,818
End of period (including undistributed net investment income as set forth below)								$ 1,360,592		$ 1,148,889
Undistributed (overdistributed) net investment income (loss)								$ 44		$ –

	Class A	Class B	Class C Class J Institutional			R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 5,226	$ 292	$ 530	$ 5,943	$ 68,238	$ 1,277	$ 1,565	$ 4,761	$ 5,083	$ 12,716
Redeemed	(27,176)	(4,659)	(1,522)	(6,353)	(139,561)	(1,837)	(3,555)	(7,188)	(7,172)	(9,807)
Net Increase (Decrease)	$ (21,950) $	(4,367) $	(992) $	(410) $	(71,323) $	(560) $	(1,990) $	(2,427) $	(2,089) $	2,909
Shares:
Sold	631	37	65	739	7,967	155	187	560	607	1,501
Redeemed	(3,267)	(583)	(188)	(809)	(16,428)	(226)	(435)	(845)	(852)	(1,160)
Net Increase (Decrease)	(2,636)	(546)	(123)	(70)	(8,461)	(71)	(248)	(285)	(245)	341
Year Ended October 31, 2009
Dollars:
Sold	$ 6,007	$ 668	$ 805	$ 5,071	$ 158,566	$ 1,040	$ 1,403	$ 3,854	$ 3,462	$ 6,010
Issued in acquisitions	1,401	–	169	–	313,277	2,352	2,652	6,653	4,937	5,701
Redeemed	(5,572)	(1,569)	(415)	(3,747)	(96,154)	(616)	(2,170)	(7,849)	(2,634)	(9,385)
Net Increase (Decrease)	$ 1,836	$ (901) $	559	$ 1,324	$ 375,689	$ 2,776	$ 1,885	$ 2,658	$ 5,765	$ 2,326
Shares:
Sold	969	111	124	825	27,173	169	228	620	539	945
Issued in acquisitions	295	–	36	–	55,882	432	510	1,157	904	942
Redeemed	(949)	(271)	(72)	(644)	(15,065)	(94)	(367)	(1,199)	(427)	(1,385)
Net Increase (Decrease)	315	(160)	88	181	67,990	507	371	578	1,016	502

Distributions:
Year Ended October 31, 2010
From net investment
income	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
Year Ended October 31, 2009
From net investment
income	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –

See accompanying notes.

135

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								MidCap S&P 400 Index Fund
								Year Ended	Year Ended
								October 31, 2010	October 31, 2009
Operations
Net investment income (loss)								$ 2,588	$ 2,025
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions								8,684	(4,207)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								55,722	39,028
		Net Increase (Decrease) in Net Assets Resulting from Operations						66,994	36,846

Dividends and Distributions to Shareholders
From net investment income								(2,408)	(2,266)
From net realized gain on investments								–	(9,635)
				Total Dividends and Distributions				(2,408)	(11,901)

Capital Share Transactions
Net increase (decrease) in capital share transactions								29,462	54,596
				Total increase (decrease) in net assets				94,048	79,541

Net Assets
Beginning of period								245,326	165,785
End of period (including undistributed net investment income as set forth below)								$ 339,374	$ 245,326
Undistributed (overdistributed) net investment income (loss)								$ 1,725	$ 1,546

	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 8,811 $	46,493	$ 2,286 $	4,298 $	12,247 $	10,751 $	19,096
Reinvested	222	657	36	121	325	253	794
Redeemed	(6,516)	(22,223)	(1,671)	(4,711)	(12,558)	(6,200)	(23,049)
Net Increase (Decrease)	$ 2,517 $	24,927	$ 651 $	(292) $	14 $	4,804 $	(3,159)
Shares:
Sold	754	3,866	190	358	1,012	881	1,569
Reinvested	20	58	3	10	28	22	69
Redeemed	(564)	(1,857)	(142)	(393)	(1,044)	(522)	(1,946)
Net Increase (Decrease)	210	2,067	51	(25)	(4)	381	(308)
Year Ended October 31, 2009
Dollars:
Sold	$ 5,941 $	19,572	$ 2,212 $	4,099 $	8,976 $	9,182 $	26,673
Reinvested	1,688	2,742	262	959	2,002	1,222	3,018
Redeemed	(3,891)	(9,403)	(790)	(3,410)	(4,467)	(3,675)	(8,316)
Net Increase (Decrease)	$ 3,738 $	12,911	$ 1,684 $	1,648 $	6,511 $	6,729 $	21,375
Shares:
Sold	669	2,263	254	453	981	1,030	3,054
Reinvested	211	335	33	117	243	147	363
Redeemed	(459)	(1,062)	(89)	(369)	(504)	(422)	(960)
Net Increase (Decrease)	421	1,536	198	201	720	755	2,457

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (222) $	(657) $	(36) $	(121) $	(325) $	(253) $	(794)
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (222) $	(657) $	(36) $	(121) $	(325) $	(253) $	(794)
Year Ended October 31, 2009
From net investment
income	$ (252) $	(668) $	(28) $	(111) $	(331) $	(247) $	(629)
From net realized gain on
investments	(1,436)	(2,082)	(234)	(848)	(1,671)	(975)	(2,389)
Total Dividends and
Distributions	$ (1,688) $	(2,750) $	(262) $	(959) $	(2,002) $	(1,222) $	(3,018)

See accompanying notes.

136

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									MidCap Value Fund I
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 16,502		$ 8,989
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									148,202	(144,156)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									141,030	306,276
		Net Increase (Decrease) in Net Assets Resulting from Operations							305,734	171,109

Dividends and Distributions to Shareholders
From net investment income									(11,333)	(9,947)
					Total Dividends and Distributions				(11,333)	(9,947)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(11,441)	340,554
Redemption fees - Class B									1	–
				Total increase (decrease) in net assets					282,961	501,716

Net Assets
Beginning of period								1,166,774		665,058
End of period (including undistributed net investment income as set forth below)								$ 1,449,735		$ 1,166,774
Undistributed (overdistributed) net investment income (loss)								$ 12,419		$ 6,450

	Class A Class B		Class C Class J Institutional			R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 2,420	$ 379	$ 475	$ 6,325	$ 104,349	$ 1,707	$ 4,323	$ 6,854	$ 9,585	$ 17,937
Reinvested	49	4	5	294	10,289	24	86	218	154	208
Redeemed	(6,495)	(1,170)	(1,059)	(9,124)	(112,676)	(1,750)	(3,726)	(14,205)	(5,967)	(20,954)
Net Increase (Decrease)	$ (4,026) $	(787) $	(579) $	(2,505) $	1,962	$ (19) $	683	$ (7,133) $	3,772	$ (2,809)
Shares:
Sold	215	34	43	567	9,293	156	393	616	876	1,637
Reinvested	4	–	–	28	971	2	8	21	15	19
Redeemed	(582)	(105)	(95)	(829)	(10,318)	(155)	(335)	(1,312)	(547)	(1,905)
Net Increase (Decrease)	(363)	(71)	(52)	(234)	(54)	3	66	(675)	344	(249)
Year Ended October 31, 2009
Dollars:
Sold	$ 576	$ 134	$ 254	$ 2,513	$ 150,730	$ 1,752	$ 2,530	$ 9,715	$ 4,470	$ 11,618
Issued in acquisitions	4,847	877	760	39,353	160,499	703	6,720	11,451	5,811	6,679
Reinvested	–	–	–	–	9,574	15	40	90	101	127
Redeemed	(429)	(129)	(83)	(3,527)	(72,007)	(494)	(1,580)	(3,961)	(3,602)	(5,573)
Net Increase (Decrease)	$ 4,994	$ 882	$ 931	$ 38,339	$ 248,796	$ 1,976	$ 7,710	$ 17,295	$ 6,780	$ 12,851
Shares:
Sold	63	15	28	281	18,984	210	309	1,169	536	1,349
Issued in acquisitions	604	110	95	4,911	19,977	88	847	1,434	726	833
Reinvested	–	–	–	–	1,231	2	5	12	13	16
Redeemed	(46)	(14)	(9)	(390)	(8,781)	(61)	(180)	(470)	(400)	(676)
Net Increase (Decrease)	621	111	114	4,802	31,411	239	981	2,145	875	1,522

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (50) $	(4) $	(5) $	(294) $	(10,290) $	(24) $	(86) $	(218) $	(154) $	(208)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(50) $	(4) $	(5) $	(294) $	(10,290) $	(24) $	(86) $	(218) $	(154) $	(208)
Year Ended October 31, 2009
From net investment
income	$ –	$ –	$ –	$ –	$ (9,574) $	(15) $	(40) $	(90) $	(101) $	(127)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ –	$ (9,574) $	(15) $	(40) $	(90) $	(101) $	(127)

See accompanying notes.

137

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								MidCap Value Fund III
								Year Ended	Year Ended
								October 31, 2010	October 31, 2009
Operations
Net investment income (loss)							$ 975		$ 1,196
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions								7,850	(17,346)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								10,687	24,908
		Net Increase (Decrease) in Net Assets Resulting from Operations						19,512	8,758

Dividends and Distributions to Shareholders
From net investment income								(1,162)	(1,328)
				Total Dividends and Distributions				(1,162)	(1,328)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(10,820)	(2,438)
				Total increase (decrease) in net assets				7,530	4,992

Net Assets
Beginning of period								86,203	81,211
End of period (including undistributed net investment income as set forth below)							$ 93,733		$ 86,203
Undistributed (overdistributed) net investment income (loss)							$ 647		$ 834

	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 3,913 $	61	$ 180 $	305 $	620 $	273 $	1,864
Reinvested	1,009	2	6	20	18	17	89
Redeemed	(11,091)	(27)	(194)	(477)	(415)	(657)	(6,336)
Net Increase (Decrease)	$ (6,169) $	36	$ (8) $	(152) $	223 $	(367) $	(4,383)
Shares:
Sold	370	6	17	29	58	26	177
Reinvested	101	–	1	2	2	2	9
Redeemed	(1,065)	(3)	(19)	(46)	(40)	(66)	(630)
Net Increase (Decrease)	(594)	3	(1)	(15)	20	(38)	(444)
Year Ended October 31, 2009
Dollars:
Sold	$ 3,156 $	98	$ 211 $	438 $	474 $	448 $	6,870
Reinvested	1,141	–	4	13	20	33	117
Redeemed	(9,957)	(3)	(99)	(232)	(656)	(975)	(3,539)
Net Increase (Decrease)	$ (5,660) $	95	$ 116 $	219 $	(162) $	(494) $	3,448
Shares:
Sold	394	12	26	53	60	57	784
Reinvested	149	–	–	1	2	4	15
Redeemed	(1,297)	(1)	(12)	(28)	(86)	(120)	(439)
Net Increase (Decrease)	(754)	11	14	26	(24)	(59)	360

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (1,010) $	(2) $	(6) $	(20) $	(18) $	(17) $	(89)
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and Distributions $	(1,010) $	(2) $	(6) $	(20) $	(18) $	(17) $	(89)
Year Ended October 31, 2009
From net investment
income	$ (1,141) $	–	$ (4) $	(13) $	(20) $	(33) $	(117)
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and Distributions $	(1,141) $	–	$ (4) $	(13) $	(20) $	(33) $	(117)

See accompanying notes.

138

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Money Market Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ –		$ 12,272
Net realized gain (loss) on investments, payments by affiliates, futures, options and swaptions, swap agreements and
foreign currency transactions									3,636		(54)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
		Net Increase (Decrease) in Net Assets Resulting from Operations							3,636		12,218

Dividends and Distributions to Shareholders
From net investment income									–	(12,272)
					Total Dividends and Distributions				–	(12,272)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(1,029,617)		(458,474)
				Total increase (decrease) in net assets				(1,025,981)		(458,528)

Net Assets
Beginning of period								2,350,062		2,808,590
End of period (including undistributed net investment income as set forth below)								$ 1,324,081		$ 2,350,062
Undistributed (overdistributed) net investment income (loss)								$ –		$ –

	Class A	Class B	Class C	Class J	Class S(a) Institutional R-1			R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 469,628	$ 12,489 $	14,391 $ 135,851 $		6,506	$ 132,522	$ 2,839 $	8,696	$ 20,776 $	13,086	$ 56,656
Issued in acquisitions	1,527	–	526	16,294	–	109,510	10	5,323	1,061	8	650
Redeemed	(603,810)	(43,213)	(25,057)	(188,959)	(767,986)	(272,273)	(3,087)	(12,364)	(34,051)	(16,516)	(70,650)
Net Increase (Decrease)	$ (132,655) $ (30,724) $		(10,140) $	(36,814) $ (761,480) $		(30,241) $	(238) $	1,655	$ (12,214) $	(3,422) $	(13,344)
Shares:
Sold	469,628	12,489	14,391	135,851	6,506	132,522	2,839	8,696	20,776	13,086	56,656
Issued in acquisitions	1,527	–	526	16,294	–	109,510	10	5,323	1,061	8	650
Redeemed	(603,810)	(43,213)	(25,057)	(188,959)	(767,986)	(272,273)	(3,087)	(12,364)	(34,051)	(16,516)	(70,650)
Net Increase (Decrease)	(132,655)	(30,724)	(10,140)	(36,814)	(761,480)	(30,241)	(238)	1,655	(12,214)	(3,422)	(13,344)
Year Ended October 31, 2009
Dollars:
Sold	$ 659,720	$ 60,716 $	50,539 $ 227,413 $ 396,802			$ 306,339	$ 18,105 $	23,928	$ 77,071 $	67,269	$ 124,297
Reinvested	3,650	115	89	1,229	4,182	1,422	23	76	250	129	662
Redeemed	(802,019)	(81,457)	(62,845)	(237,677)	(592,575)	(352,830)	(19,275)	(32,080)	(94,616)	(72,005)	(135,121)
Net Increase (Decrease)	$ (138,649) $ (20,626) $		(12,217) $	(9,035) $ (191,591) $		(45,069) $	(1,147) $	(8,076) $	(17,295) $	(4,607) $	(10,162)
Shares:
Sold	659,720	60,716	50,539	227,413	396,802	306,339	18,105	23,928	77,071	67,269	124,297
Reinvested	3,650	115	89	1,229	4,182	1,422	23	76	250	129	662
Redeemed	(802,019)	(81,457)	(62,845)	(237,677)	(592,575)	(352,830)	(19,275)	(32,080)	(94,616)	(72,005)	(135,121)
Net Increase (Decrease)	(138,649)	(20,626)	(12,217)	(9,035)	(191,591)	(45,069)	(1,147)	(8,076)	(17,295)	(4,607)	(10,162)

Distributions:
Year Ended October 31, 2010
From net investment
income	$ –	$ – $	– $	– $	–	$ –	$ – $	–	$ – $	–	$ –
From net realized gain
on investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ –	$ – $	– $	– $	–	$ –	$ – $	–	$ – $	–	$ –
Year Ended October 31, 2009
From net investment
income	$ (3,828) $	(155) $	(100) $	(1,233) $	(4,182) $	(1,634) $	(23) $	(76) $	(250) $	(129) $	(662)
From net realized gain
on investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (3,828) $	(155) $	(100) $	(1,233) $	(4,182) $	(1,634) $	(23) $	(76) $	(250) $	(129) $	(662)

(a) Class S shares discontinued operations on November 23, 2009.

See accompanying notes.

139

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal Capital Appreciation Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 14,924		$ 6,083
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									40,887		13,895
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									84,759		72,730
		Net Increase (Decrease) in Net Assets Resulting from Operations						140,570			92,708

Dividends and Distributions to Shareholders
From net investment income									(5,788)		(7,102)
From net realized gain on investments									(6,037)		(44,445)
					Total Dividends and Distributions				(11,825)		(51,547)

Capital Share Transactions
Net increase (decrease) in capital share transactions									75,455		(63,061)
Redemption fees - Class A									1		1
				Total increase (decrease) in net assets				204,201			(21,899)

Net Assets
Beginning of period								881,892			903,791
End of period (including undistributed net investment income as set forth below)								$ 1,086,093		$ 881,892
Undistributed (overdistributed) net investment income (loss)								$ 14,366		$ 5,230

	Class A	Class B Class C Class P Institutional				R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 73,922 $	2,088 $	5,942	$ 10	$ 148,548	$ 230	$ 76	$ 1,070	$ 2,715	$ 11,315
Reinvested	4,116	566	115	–	6,549	–	–	–	–	–
Redeemed	(96,011)	(30,115)	(4,221)	–	(51,147)	–	–	(10)	(3)	(300)
Net Increase (Decrease)	$ (17,973) $ (27,461) $		1,836	$ 10	$ 103,950	$ 230	$ 76	$ 1,060	$ 2,712	$ 11,015
Shares:
Sold	2,102	69	199	–	4,189	7	2	29	75	314
Reinvested	120	20	4	–	188	–	–	–	–	–
Redeemed	(2,746)	(1,000)	(140)	–	(1,455)	–	–	–	–	(8)
Net Increase (Decrease)	(524)	(911)	63	–	2,922	7	2	29	75	306
Year Ended October 31, 2009
Dollars:
Sold	$ 32,183 $	5,203 $	5,391	N/A $	9,219	N/A	N/A	N/A	N/A	N/A
Reinvested	19,140	4,632	645	N/A	24,796	N/A	N/A	N/A	N/A	N/A
Redeemed	(83,046)	(24,170)	(3,505)	N/A	(53,549)	N/A	N/A	N/A	N/A	N/A
Net Increase (Decrease)	$ (31,723) $ (14,335) $		2,531	N/A $	(19,534)	N/A	N/A	N/A	N/A	N/A
Shares:
Sold	1,124	214	209	N/A	321	N/A	N/A	N/A	N/A	N/A
Reinvested	702	198	28	N/A	899	N/A	N/A	N/A	N/A	N/A
Redeemed	(2,981)	(1,013)	(151)	N/A	(1,890)	N/A	N/A	N/A	N/A	N/A
Net Increase (Decrease)	(1,155)	(601)	86	N/A	(670)	N/A	N/A	N/A	N/A	N/A

Distributions:
Year Ended October 31, 2010
From net investment income $	(1,961) $	– $	–	$ –	$ (3,827) $	–	$ –	$ –	$ –	$ –
From net realized gain on
investments	(2,559)	(627)	(127)	–	(2,724)	–	–	–	–	–
Total Dividends and Distributions $	(4,520) $	(627) $	(127) $	–	$ (6,551) $	–	$ –	$ –	$ –	$ –
Year Ended October 31, 2009
From net investment income $	(2,125) $	– $	–	N/A $	(4,977)	N/A	N/A	N/A	N/A	N/A
From net realized gain on
investments	(18,790)	(5,122)	(714)	N/A	(19,819)	N/A	N/A	N/A	N/A	N/A
Total Dividends and Distributions $ (20,915) $		(5,122) $	(714)	N/A $	(24,796)	N/A	N/A	N/A	N/A	N/A

See accompanying notes.

140

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2010 Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 45,787		$ 42,268
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions								(102,913)		(81,885)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									316,749	253,629
		Net Increase (Decrease) in Net Assets Resulting from Operations							259,623	214,012

Dividends and Distributions to Shareholders
From net investment income									(50,866)	(52,124)
From net realized gain on investments									–	(45,044)
				Total Dividends and Distributions					(50,866)	(97,168)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(85,866)	142,629
Redemption fees - Class A									–	1
Redemption fees - Class J									1	4
				Total increase (decrease) in net assets					122,892	259,478

Net Assets
Beginning of period								1,641,429		1,381,951
End of period (including undistributed net investment income as set forth below)								$ 1,764,321		$ 1,641,429
Undistributed (overdistributed) net investment income (loss)								$ 16,666		$ 21,745

	Class A Class C(a) Class J Institutional				R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 9,024	N/A	$ 26,875 $	87,235	$ 4,361	$ 8,429	$ 21,487	$ 16,821	$ 21,198
Reinvested	934	N/A	5,405	33,177	563	999	2,653	2,073	5,050
Redeemed	(8,176)	N/A	(40,491)	(148,158)	(5,842)	(13,144)	(32,621)	(17,907)	(65,811)
Net Increase (Decrease)	$ 1,782	N/A	$ (8,211) $	(27,746) $	(918) $	(3,716) $	(8,481) $	987	$ (39,563)
Shares:
Sold	864	N/A	2,604	8,426	426	813	2,108	1,637	2,056
Reinvested	92	N/A	538	3,298	56	100	266	207	503
Redeemed	(785)	N/A	(3,919)	(14,382)	(563)	(1,280)	(3,172)	(1,757)	(6,420)
Net Increase (Decrease)	171	N/A	(777)	(2,658)	(81)	(367)	(798)	87	(3,861)
Year Ended October 31, 2009
Dollars:
Sold	$ 9,315 $	822	$ 23,802 $	176,956	$ 6,923	$ 8,232	$ 20,990	$ 26,100	$ 31,004
Reinvested	1,800	212	11,872	61,397	1,132	2,389	5,292	3,468	9,566
Redeemed	(8,664)	(4,745)	(42,196)	(134,734)	(4,622)	(9,546)	(15,604)	(13,162)	(25,370)
Net Increase (Decrease)	$ 2,451 $	(3,711) $	(6,522) $	103,619	$ 3,433	$ 1,075	$ 10,678	$ 16,406	$ 15,200
Shares:
Sold	1,070	98	2,753	21,530	817	960	2,450	3,043	3,569
Reinvested	214	25	1,424	7,341	136	288	638	417	1,148
Redeemed	(1,012)	(543)	(5,060)	(16,634)	(537)	(1,102)	(1,867)	(1,518)	(3,060)
Net Increase (Decrease)	272	(420)	(883)	12,237	416	146	1,221	1,942	1,657

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (946)	N/A	$ (5,405) $	(33,177) $	(563) $	(999) $	(2,653) $	(2,073) $	(5,050)
From net realized gain on
investments	–	N/A	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (946)	N/A	$ (5,405) $	(33,177) $	(563) $	(999) $	(2,653) $	(2,073) $	(5,050)
Year Ended October 31, 2009
From net investment
income	$ (945) $	(93) $	(6,026) $	(33,741) $	(558) $	(1,158) $	(2,684) $	(1,813) $	(5,106)
From net realized gain on
investments	(873)	(125)	(5,862)	(27,656)	(574)	(1,231)	(2,608)	(1,655)	(4,460)
Total Dividends and
Distributions	$ (1,818) $	(218) $ (11,888) $		(61,397) $	(1,132) $	(2,389) $	(5,292) $	(3,468) $	(9,566)

(a)	Class C shares discontinued operations and converted to Class A shares on June 5, 2009.

See accompanying notes.

141

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Principal LifeTime 2015 Fund
							Year Ended	Year Ended
							October 31, 2010	October 31, 2009
Operations
Net investment income (loss)							$ 8,808	$ 3,129
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions							10,684	(118)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies							45,406	46,956
		Net Increase (Decrease) in Net Assets Resulting from Operations					64,898	49,967

Dividends and Distributions to Shareholders
From net investment income							(7,722)	(1,445)
				Total Dividends and Distributions			(7,722)	(1,445)

Capital Share Transactions
Net increase (decrease) in capital share transactions							130,396	212,756
				Total increase (decrease) in net assets			187,572	261,278

Net Assets
Beginning of period							314,512	53,234
End of period (including undistributed net investment income as set forth below)							$ 502,084	$ 314,512
Undistributed (overdistributed) net investment income (loss)							$ 3,035	$ 1,949

	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 120,283	$ 5,283 $	4,994	$ 16,810	$ 11,984	$ 11,257
Reinvested	5,723	174	166	471	622	566
Redeemed	(30,292)	(1,952)	(2,061)	(4,912)	(3,244)	(5,476)
Net Increase (Decrease)	$ 95,714	$ 3,505 $	3,099	$ 12,369	$ 9,362	$ 6,347
Shares:
Sold	13,487	595	566	1,895	1,349	1,258
Reinvested	653	20	19	54	71	65
Redeemed	(3,382)	(218)	(234)	(548)	(362)	(611)
Net Increase (Decrease)	10,758	397	351	1,401	1,058	712
Year Ended October 31, 2009
Dollars:
Sold	$ 181,449	$ 6,264 $	6,238	$ 15,388	$ 22,400	$ 16,904
Reinvested	781	47	52	174	173	218
Redeemed	(21,877)	(641)	(1,141)	(4,652)	(4,136)	(4,885)
Net Increase (Decrease)	$ 160,353	$ 5,670 $	5,149	$ 10,910	$ 18,437	$ 12,237
Shares:
Sold	25,547	875	850	2,153	3,163	2,362
Reinvested	108	7	7	24	24	30
Redeemed	(2,812)	(96)	(165)	(647)	(607)	(712)
Net Increase (Decrease)	22,843	786	692	1,530	2,580	1,680

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (5,723) $	(174) $	(166) $	(471) $	(622) $	(566)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and
Distributions	$ (5,723) $	(174) $	(166) $	(471) $	(622) $	(566)
Year Ended October 31, 2009
From net investment
income	$ (781) $	(47) $	(52) $	(174) $	(173) $	(218)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and
Distributions	$ (781) $	(47) $	(52) $	(174) $	(173) $	(218)

See accompanying notes.

142

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2020 Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 100,044		$ 90,860
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions								(179,348)		(70,892)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									778,204	539,486
		Net Increase (Decrease) in Net Assets Resulting from Operations							698,900	559,454

Dividends and Distributions to Shareholders
From net investment income								(111,134)		(94,501)
From net realized gain on investments									–	(119,088)
					Total Dividends and Distributions			(111,134)		(213,589)

Capital Share Transactions
Net increase (decrease) in capital share transactions									135,779	673,817
Redemption fees - Class A									–	1
Redemption fees - Class B									–	1
Redemption fees - Class J									1	8
				Total increase (decrease) in net assets					723,546	1,019,692

Net Assets
Beginning of period								4,050,647		3,030,955
End of period (including undistributed net investment income as set forth below)								$ 4,774,193		$ 4,050,647
Undistributed (overdistributed) net investment income (loss)								$ 25,843		$ 36,933

	Class A Class B	Class C(a) Class J Institutional				R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 16,005	$ 770	N/A	$ 85,721	$ 295,219	$ 10,477	$ 19,206	$ 37,475	$ 50,743	$ 52,173
Reinvested	1,707	148	N/A	11,629	75,053	1,138	2,108	5,205	4,437	9,690
Redeemed	(12,317)	(1,494)	N/A	(77,781)	(237,667)	(11,062)	(20,755)	(50,548)	(31,657)	(99,844)
Net Increase (Decrease)	$ 5,395	$ (576)	N/A	$ 19,569	$ 132,605	$ 553	$ 559	$ (7,868) $	23,523	$ (37,981)
Shares:
Sold	1,497	73	N/A	8,089	27,780	993	1,804	3,541	4,799	4,920
Reinvested	164	14	N/A	1,123	7,231	110	204	504	430	936
Redeemed	(1,155)	(140)	N/A	(7,338)	(22,564)	(1,028)	(1,981)	(4,808)	(2,998)	(9,480)
Net Increase (Decrease)	506	(53)	N/A	1,874	12,447	75	27	(763)	2,231	(3,624)
Year Ended October 31, 2009
Dollars:
Sold	$ 18,872	$ 1,650	$ 999	$ 71,503	$ 545,651	$ 12,185	$ 17,051	$ 45,337	$ 52,026	$ 67,828
Reinvested	3,241	405	302	26,481	139,365	2,307	4,923	10,798	7,584	18,091
Redeemed	(10,404)	(1,881)	(6,626)	(78,005)	(191,155)	(3,860)	(14,563)	(22,218)	(17,847)	(26,223)
Net Increase (Decrease)	$ 11,709	$ 174	$ (5,325) $ 19,979		$ 493,861	$ 10,632	$ 7,411	$ 33,917	$ 41,763	$ 59,696
Shares:
Sold	2,195	189	122	8,197	64,545	1,430	1,985	5,299	5,965	7,870
Reinvested	385	48	36	3,170	16,618	277	593	1,297	909	2,165
Redeemed	(1,225)	(218)	(758)	(9,291)	(23,764)	(450)	(1,616)	(2,458)	(2,002)	(3,233)
Net Increase (Decrease)	1,355	19	(600)	2,076	57,399	1,257	962	4,138	4,872	6,802

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (1,722) $	(152)	N/A	$ (11,629) $	(75,053) $	(1,138) $	(2,108) $	(5,205) $	(4,437) $	(9,690)
From net realized gain on
investments	–	–	N/A	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (1,722) $	(152)	N/A	$ (11,629) $	(75,053) $	(1,138) $	(2,108) $	(5,205) $	(4,437) $	(9,690)
Year Ended October 31, 2009
From net investment
income	$ (1,381) $	(136) $	(100) $ (10,757) $		(63,895) $	(875) $	(1,853) $	(4,404) $	(3,204) $	(7,896)
From net realized gain on
investments	(1,913)	(292)	(205)	(15,737)	(75,470)	(1,432)	(3,070)	(6,394)	(4,380)	(10,195)
Total Dividends and
Distributions	$ (3,294) $	(428) $	(305) $ (26,494) $ (139,365) $			(2,307) $	(4,923) $ (10,798) $		(7,584) $ (18,091)

(a)	Class C shares discontinued operations and converted to Class A shares on June 5, 2009.

See accompanying notes.

143

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Principal LifeTime 2025 Fund
							Year Ended	Year Ended
							October 31, 2010	October 31, 2009
Operations
Net investment income (loss)							$ 8,253	$ 2,743
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions							9,063	(8)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies							54,839	51,451
		Net Increase (Decrease) in Net Assets Resulting from Operations					72,155	54,186

Dividends and Distributions to Shareholders
From net investment income							(7,567)	(1,566)
				Total Dividends and Distributions			(7,567)	(1,566)

Capital Share Transactions
Net increase (decrease) in capital share transactions							171,556	216,920
				Total increase (decrease) in net assets			236,144	269,540

Net Assets
Beginning of period							327,548	58,008
End of period (including undistributed net investment income as set forth below)							$ 563,692	$ 327,548
Undistributed (overdistributed) net investment income (loss)							$ 2,060	$ 1,374

	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 139,824	$ 5,580 $	6,257	$ 20,533	$ 16,420	$ 15,834
Reinvested	5,544	165	138	508	496	716
Redeemed	(23,745)	(1,467)	(2,893)	(2,774)	(3,005)	(6,575)
Net Increase (Decrease)	$ 121,623	$ 4,278 $	3,502	$ 18,267	$ 13,911	$ 9,975
Shares:
Sold	16,108	644	727	2,364	1,897	1,809
Reinvested	647	19	16	60	58	84
Redeemed	(2,708)	(168)	(336)	(322)	(348)	(758)
Net Increase (Decrease)	14,047	495	407	2,102	1,607	1,135
Year Ended October 31, 2009
Dollars:
Sold	$ 180,040	$ 5,618 $	5,652	$ 13,778	$ 18,538	$ 16,448
Reinvested	802	48	48	198	140	330
Redeemed	(13,430)	(248)	(877)	(2,381)	(4,089)	(3,695)
Net Increase (Decrease)	$ 167,412	$ 5,418 $	4,823	$ 11,595	$ 14,589	$ 13,083
Shares:
Sold	26,511	816	820	2,015	2,715	2,360
Reinvested	116	7	7	29	20	48
Redeemed	(1,810)	(35)	(128)	(329)	(580)	(572)
Net Increase (Decrease)	24,817	788	699	1,715	2,155	1,836

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (5,544) $	(165) $	(138) $	(508) $	(496) $	(716)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and
Distributions	$ (5,544) $	(165) $	(138) $	(508) $	(496) $	(716)
Year Ended October 31, 2009
From net investment
income	$ (802) $	(48) $	(48) $	(198) $	(140) $	(330)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and
Distributions	$ (802) $	(48) $	(48) $	(198) $	(140) $	(330)

See accompanying notes.

144

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2030 Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 82,012		$ 69,249
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions								(153,988)		(42,546)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									720,040	476,944
		Net Increase (Decrease) in Net Assets Resulting from Operations							648,064	503,647

Dividends and Distributions to Shareholders
From net investment income									(87,744)	(68,936)
From net realized gain on investments									–	(105,596)
					Total Dividends and Distributions				(87,744)	(174,532)

Capital Share Transactions
Net increase (decrease) in capital share transactions									140,599	664,737
Redemption fees - Class A									–	4
Redemption fees - Class J									1	3
				Total increase (decrease) in net assets					700,920	993,859

Net Assets
Beginning of period								3,593,923		2,600,064
End of period (including undistributed net investment income as set forth below)								$ 4,294,843		$ 3,593,923
Undistributed (overdistributed) net investment income (loss)								$ 14,509		$ 20,241

	Class A Class B Class C(a) Class J Institutional					R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 14,200	$ 356	N/A	$ 92,858	$ 264,209	$ 10,782	$ 17,126	$ 38,121	$ 45,598	$ 52,272
Reinvested	1,109	113	N/A	8,970	59,784	801	1,700	4,211	3,458	7,579
Redeemed	(10,100)	(991)	N/A	(61,977)	(218,912)	(9,535)	(20,099)	(43,096)	(33,769)	(84,169)
Net Increase (Decrease)	$ 5,209	$ (522)	N/A	$ 39,851	$ 105,081	$ 2,048	$ (1,273) $	(764) $	15,287	$ (24,318)
Shares:
Sold	1,357	34	N/A	8,917	25,371	1,044	1,635	3,657	4,284	5,005
Reinvested	108	11	N/A	879	5,856	79	167	413	331	742
Redeemed	(969)	(94)	N/A	(5,973)	(21,169)	(897)	(1,948)	(4,125)	(3,136)	(8,146)
Net Increase (Decrease)	496	(49)	N/A	3,823	10,058	226	(146)	(55)	1,479	(2,399)
Year Ended October 31, 2009
Dollars:
Sold	$ 17,520	$ 1,308 $	880	$ 69,133	$ 425,100	$ 11,597	$ 16,852	$ 41,222	$ 46,488	$ 74,802
Reinvested	2,078	323	293	20,958	115,541	1,698	4,015	8,899	6,490	14,171
Redeemed	(7,908)	(1,040)	(6,714)	(54,873)	(83,248)	(3,194)	(8,027)	(15,825)	(17,259)	(16,543)
Net Increase (Decrease)	$ 11,690	$ 591 $	(5,541) $	35,218	$ 457,393	$ 10,101	$ 12,840	$ 34,296	$ 35,719	$ 72,430
Shares:
Sold	2,090	156	112	8,109	51,452	1,392	2,034	4,964	5,386	9,049
Reinvested	255	40	36	2,592	14,239	211	499	1,100	784	1,748
Redeemed	(946)	(128)	(777)	(6,709)	(10,046)	(378)	(921)	(1,833)	(1,915)	(2,023)
Net Increase (Decrease)	1,399	68	(629)	3,992	55,645	1,225	1,612	4,231	4,255	8,774

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (1,125) $	(114)	N/A	$ (8,972) $	(59,784) $	(801) $	(1,700) $	(4,211) $	(3,458) $	(7,579)
From net realized gain on
investments	–	–	N/A	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (1,125) $	(114)	N/A	$ (8,972) $	(59,784) $	(801) $	(1,700) $	(4,211) $	(3,458) $	(7,579)
Year Ended October 31, 2009
From net investment
income	$ (786) $	(81) $	(78) $	(7,366) $	(47,705) $	(555) $	(1,282) $	(3,152) $	(2,355) $	(5,576)
From net realized gain on
investments	(1,331)	(249)	(226)	(13,601)	(67,836)	(1,143)	(2,733)	(5,747)	(4,135)	(8,595)
Total Dividends and
Distributions	$ (2,117) $	(330) $	(304) $ (20,967) $ (115,541) $			(1,698) $	(4,015) $	(8,899) $	(6,490) $ (14,171)

(a)	Class C shares discontinued operations and converted to Class A shares on June 5, 2009.

See accompanying notes.

145

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Principal LifeTime 2035 Fund
							Year Ended	Year Ended
							October 31, 2010	October 31, 2009
Operations
Net investment income (loss)							$ 4,554	$ 1,272
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions							6,189	39
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies							35,595	32,545
		Net Increase (Decrease) in Net Assets Resulting from Operations					46,338	33,856

Dividends and Distributions to Shareholders
From net investment income							(4,247)	(906)
				Total Dividends and Distributions			(4,247)	(906)

Capital Share Transactions
Net increase (decrease) in capital share transactions							109,778	136,016
				Total increase (decrease) in net assets			151,869	168,966

Net Assets
Beginning of period							205,113	36,147
End of period (including undistributed net investment income as set forth below)							$ 356,982	$ 205,113
Undistributed (overdistributed) net investment income (loss)							$ 722	$ 415

	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 93,066	$ 4,319 $	3,558	$ 12,708	$ 12,283	$ 7,998
Reinvested	3,090	104	65	354	286	348
Redeemed	(20,325)	(833)	(1,427)	(1,365)	(1,480)	(2,971)
Net Increase (Decrease)	$ 75,831	$ 3,590 $	2,196	$ 11,697	$ 11,089	$ 5,375
Shares:
Sold	10,885	505	421	1,483	1,444	928
Reinvested	365	12	8	42	34	41
Redeemed	(2,331)	(96)	(171)	(158)	(171)	(347)
Net Increase (Decrease)	8,919	421	258	1,367	1,307	622
Year Ended October 31, 2009
Dollars:
Sold	$ 110,044	$ 4,423 $	2,597	$ 10,086	$ 11,264	$ 10,160
Reinvested	424	33	15	161	123	150
Redeemed	(6,122)	(85)	(320)	(1,129)	(4,168)	(1,640)
Net Increase (Decrease)	$ 104,346	$ 4,371 $	2,292	$ 9,118	$ 7,219	$ 8,670
Shares:
Sold	16,516	658	391	1,481	1,673	1,487
Reinvested	63	5	2	24	18	22
Redeemed	(840)	(12)	(47)	(160)	(583)	(257)
Net Increase (Decrease)	15,739	651	346	1,345	1,108	1,252

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (3,090) $	(104) $	(65) $	(354) $	(286) $	(348)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and
Distributions	$ (3,090) $	(104) $	(65) $	(354) $	(286) $	(348)
Year Ended October 31, 2009
From net investment
income	$ (424) $	(33) $	(15) $	(161) $	(123) $	(150)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and
Distributions	$ (424) $	(33) $	(15) $	(161) $	(123) $	(150)

See accompanying notes.

146

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2040 Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 42,402		$ 32,773
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									(79,478)	(6,927)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									413,514	261,794
		Net Increase (Decrease) in Net Assets Resulting from Operations							376,438	287,640

Dividends and Distributions to Shareholders
From net investment income									(43,949)	(31,654)
From net realized gain on investments									–	(53,692)
					Total Dividends and Distributions				(43,949)	(85,346)

Capital Share Transactions
Net increase (decrease) in capital share transactions									150,652	469,910
Redemption fees - Class A									–	1
Redemption fees - Class J									–	1
				Total increase (decrease) in net assets					483,141	672,206

Net Assets
Beginning of period								2,038,126		1,365,920
End of period (including undistributed net investment income as set forth below)								$ 2,521,267		$ 2,038,126
Undistributed (overdistributed) net investment income (loss)								$ 4,252		$ 5,799

	Class A Class B Class C(a) Class J Institutional					R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 8,082	$ 315	N/A	$ 52,925	$ 196,802	$ 7,216	$ 12,410	$ 25,031	$ 28,368	$ 45,475
Reinvested	602	69	N/A	3,427	31,433	428	788	1,944	1,733	3,523
Redeemed	(5,289)	(1,030)	N/A	(28,078)	(126,643)	(5,177)	(11,397)	(22,729)	(29,237)	(40,339)
Net Increase (Decrease)	$ 3,395	$ (646)	N/A	$ 28,274	$ 101,592	$ 2,467	$ 1,801	$ 4,246	$ 864	$ 8,659
Shares:
Sold	778	31	N/A	5,057	18,758	695	1,183	2,402	2,725	4,331
Reinvested	59	7	N/A	333	3,043	42	77	189	169	342
Redeemed	(510)	(100)	N/A	(2,687)	(12,171)	(489)	(1,105)	(2,165)	(2,754)	(3,914)
Net Increase (Decrease)	327	(62)	N/A	2,703	9,630	248	155	426	140	759
Year Ended October 31, 2009
Dollars:
Sold	$ 10,235	$ 703 $	483	$ 32,327	$ 313,558	$ 8,589	$ 10,763	$ 28,332	$ 30,918	$ 47,924
Reinvested	1,179	234	115	8,436	59,500	879	1,764	4,134	2,995	6,100
Redeemed	(4,050)	(719)	(2,934)	(21,579)	(45,988)	(1,707)	(2,896)	(8,833)	(5,954)	(4,598)
Net Increase (Decrease)	$ 7,364	$ 218 $	(2,336) $	19,184	$ 327,070	$ 7,761	$ 9,631	$ 23,633	$ 27,959	$ 49,426
Shares:
Sold	1,233	87	62	3,808	37,888	1,031	1,305	3,448	3,693	5,785
Reinvested	147	29	14	1,044	7,317	109	219	513	371	752
Redeemed	(496)	(87)	(342)	(2,598)	(5,190)	(203)	(332)	(963)	(660)	(555)
Net Increase (Decrease)	884	29	(266)	2,254	40,015	937	1,192	2,998	3,404	5,982

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (603) $	(70)	N/A	$ (3,427) $	(31,433) $	(428) $	(788) $	(1,944) $	(1,733) $	(3,523)
From net realized gain on
investments	–	–	N/A	–	–	–	–	–	–	–
Total Dividends and Distributions $	(603) $	(70)	N/A	$ (3,427) $	(31,433) $	(428) $	(788) $	(1,944) $	(1,733) $	(3,523)
Year Ended October 31, 2009
From net investment
income	$ (404) $	(50) $	(25) $	(2,618) $	(23,186) $	(254) $	(502) $	(1,350) $	(1,047) $	(2,218)
From net realized gain on
investments	(782)	(186)	(91)	(5,818)	(36,314)	(625)	(1,262)	(2,784)	(1,948)	(3,882)
Total Dividends and Distributions $	(1,186) $	(236) $	(116) $	(8,436) $	(59,500) $	(879) $	(1,764) $	(4,134) $	(2,995) $	(6,100)

(a)	Class C shares discontinued operations and converted to Class A shares on June 5, 2009.

See accompanying notes.

147

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Principal LifeTime 2045 Fund
							Year Ended	Year Ended
							October 31, 2010	October 31, 2009
Operations
Net investment income (loss)							$ 1,663	$ 387
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions							2,864	19
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies							15,130	12,910
		Net Increase (Decrease) in Net Assets Resulting from Operations					19,657	13,316

Dividends and Distributions to Shareholders
From net investment income							(1,616)	(353)
				Total Dividends and Distributions			(1,616)	(353)

Capital Share Transactions
Net increase (decrease) in capital share transactions							57,725	55,173
				Total increase (decrease) in net assets			75,766	68,136

Net Assets
Beginning of period							81,619	13,483
End of period (including undistributed net investment income as set forth below)							$ 157,385	$ 81,619
Undistributed (overdistributed) net investment income (loss)							$ 84	$ 37

	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 45,938 $	2,918 $	1,671 $	7,336 $	5,948 $	4,740
Reinvested	1,110	44	23	207	104	128
Redeemed	(8,051)	(413)	(365)	(1,387)	(575)	(1,651)
Net Increase (Decrease)	$ 38,997 $	2,549 $	1,329 $	6,156 $	5,477 $	3,217
Shares:
Sold	5,405	345	201	866	709	560
Reinvested	132	5	3	25	12	15
Redeemed	(935)	(49)	(45)	(165)	(68)	(200)
Net Increase (Decrease)	4,602	301	159	726	653	375
Year Ended October 31, 2009
Dollars:
Sold	$ 42,324 $	1,999 $	938 $	5,643 $	4,729 $	4,231
Reinvested	133	10	6	118	48	38
Redeemed	(2,071)	(67)	(80)	(682)	(1,889)	(255)
Net Increase (Decrease)	$ 40,386 $	1,942 $	864 $	5,079 $	2,888 $	4,014
Shares:
Sold	6,384	300	139	853	720	636
Reinvested	20	2	1	18	7	6
Redeemed	(277)	(10)	(12)	(100)	(272)	(38)
Net Increase (Decrease)	6,127	292	128	771	455	604

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (1,110) $	(44) $	(23) $	(207) $	(104) $	(128)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and Distributions $	(1,110) $	(44) $	(23) $	(207) $	(104) $	(128)
Year Ended October 31, 2009
From net investment
income	$ (133) $	(10) $	(6) $	(118) $	(48) $	(38)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and Distributions $	(133) $	(10) $	(6) $	(118) $	(48) $	(38)

See accompanying notes.

148

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2050 Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 16,250		$ 12,352
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									(31,031)		(2,336)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									173,530		107,789
		Net Increase (Decrease) in Net Assets Resulting from Operations							158,749		117,805

Dividends and Distributions to Shareholders
From net investment income									(16,581)		(12,033)
From net realized gain on investments									–		(23,635)
					Total Dividends and Distributions				(16,581)		(35,668)

Capital Share Transactions
Net increase (decrease) in capital share transactions									72,826		209,363
Redemption fees - Class J									1		–
				Total increase (decrease) in net assets					214,995		291,500

Net Assets
Beginning of period									844,058		552,558
End of period (including undistributed net investment income as set forth below)								$ 1,059,053		$ 844,058
Undistributed (overdistributed) net investment income (loss)								$ 927		$ 1,258

	Class A Class B Class C(a) Class J Institutional					R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 5,027 $	101	N/A	$ 16,387	$ 97,209	$ 3,686	$ 5,314	$ 10,727	$ 11,370	$ 20,040
Reinvested	325	19	N/A	588	12,915	141	295	594	602	1,099
Redeemed	(3,421)	(362)	N/A	(7,142)	(57,302)	(2,045)	(4,769)	(9,474)	(11,491)	(17,607)
Net Increase (Decrease)	$ 1,931 $	(242)	N/A	$ 9,833	$ 52,822	$ 1,782	$ 840	$ 1,847	$ 481	$ 3,532
Shares:
Sold	500	10	N/A	1,660	9,677	371	531	1,078	1,144	1,996
Reinvested	33	2	N/A	60	1,307	14	30	61	61	112
Redeemed	(340)	(36)	N/A	(723)	(5,759)	(203)	(484)	(949)	(1,133)	(1,793)
Net Increase (Decrease)	193	(24)	N/A	997	5,225	182	77	190	72	315
Year Ended October 31, 2009
Dollars:
Sold	$ 7,249 $	415 $	579	$ 7,963	$ 212,719	$ 3,715	$ 4,988	$ 11,524	$ 12,512	$ 21,494
Reinvested	729	77	67	1,715	27,390	319	787	1,378	1,190	2,008
Redeemed	(2,694)	(371)	(1,876)	(5,464)	(88,296)	(525)	(1,349)	(3,475)	(2,737)	(2,668)
Net Increase (Decrease)	$ 5,284 $	121 $	(1,230) $	4,214	$ 151,813	$ 3,509	$ 4,426	$ 9,427	$ 10,965	$ 20,834
Shares:
Sold	917	54	79	981	27,621	472	632	1,459	1,559	2,701
Reinvested	94	10	9	227	3,545	42	103	180	155	260
Redeemed	(333)	(48)	(233)	(694)	(11,611)	(65)	(172)	(407)	(333)	(343)
Net Increase (Decrease)	678	16	(145)	514	19,555	449	563	1,232	1,381	2,618

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (326) $	(19)	N/A	$ (590) $	(12,915) $	(141) $	(295) $	(594) $	(602) $	(1,099)
From net realized gain on
investments	–	–	N/A	–	–	–	–	–	–	–
Total Dividends and Distributions $	(326) $	(19)	N/A	$ (590) $	(12,915) $	(141) $	(295) $	(594) $	(602) $	(1,099)
Year Ended October 31, 2009
From net investment
income	$ (226) $	(13) $	(16) $	(436) $	(9,650) $	(80) $	(194) $	(398) $	(370) $	(650)
From net realized gain on
investments	(508)	(65)	(53)	(1,279)	(17,740)	(239)	(593)	(980)	(820)	(1,358)
Total Dividends and Distributions $	(734) $	(78) $	(69) $	(1,715) $	(27,390) $	(319) $	(787) $	(1,378) $	(1,190) $	(2,008)

(a) Class C shares discontinued operations and converted to Class A shares on June 5, 2009.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Principal LifeTime 2055 Fund
							Year Ended	Year Ended
							October 31, 2010	October 31, 2009
Operations
Net investment income (loss)							$ 219	$ 41
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions							357	(38)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies							1,926	1,648
		Net Increase (Decrease) in Net Assets Resulting from Operations					2,502	1,651

Dividends and Distributions to Shareholders
From net investment income							(219)	(35)
				Total Dividends and Distributions			(219)	(35)

Capital Share Transactions
Net increase (decrease) in capital share transactions							9,212	7,988
				Total increase (decrease) in net assets			11,495	9,604

Net Assets
Beginning of period							11,076	1,472
End of period (including undistributed net investment income as set forth below)							$ 22,571	$ 11,076
Undistributed (overdistributed) net investment income (loss)							$ 7	$ 7

	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 11,610 $	341 $	332	$ 863 $	1,091 $	756
Reinvested	163	6	1	16	16	17
Redeemed	(4,094)	(263)	(36)	(600)	(557)	(450)
Net Increase (Decrease)	$ 7,679 $	84 $	297	$ 279 $	550 $	323
Shares:
Sold	1,350	41	39	103	130	89
Reinvested	19	1	–	2	2	2
Redeemed	(491)	(32)	(4)	(72)	(67)	(54)
Net Increase (Decrease)	878	10	35	33	65	37
Year Ended October 31, 2009
Dollars:
Sold	$ 8,166 $	321 $	69	$ 725 $	828 $	531
Reinvested	24	1	–	3	1	6
Redeemed	(2,281)	(58)	(22)	(116)	(188)	(22)
Net Increase (Decrease)	$ 5,909 $	264 $	47	$ 612 $	641 $	515
Shares:
Sold	1,217	47	10	114	121	75
Reinvested	4	–	–	–	–	1
Redeemed	(341)	(8)	(3)	(16)	(28)	(4)
Net Increase (Decrease)	880	39	7	98	93	72

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (163) $	(6) $	(1) $	(16) $	(16) $	(17)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and Distributions $	(163) $	(6) $	(1) $	(16) $	(16) $	(17)
Year Ended October 31, 2009
From net investment
income	$ (24) $	(1) $	–	$ (3) $	(1) $	(6)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and Distributions $	(24) $	(1) $	–	$ (3) $	(1) $	(6)

See accompanying notes.

150

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

									Principal LifeTime
Amounts in thousands									Strategic Income Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 19,988		$ 15,389
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									(31,672)		(28,474)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									91,166		75,099
		Net Increase (Decrease) in Net Assets Resulting from Operations							79,482		62,014

Dividends and Distributions to Shareholders
From net investment income									(20,361)		(24,425)
From net realized gain on investments									–		(6,750)
					Total Dividends and Distributions				(20,361)		(31,175)

Capital Share Transactions
Net increase (decrease) in capital share transactions									54,704		60,055
Redemption fees - Class J									–		1
				Total increase (decrease) in net assets					113,825		90,895

Net Assets
Beginning of period									558,993		468,098
End of period (including undistributed net investment income as set forth below)								$ 672,818		$ 558,993
Undistributed (overdistributed) net investment income (loss)								$ 9,397		$ 9,770

	Class A Class B Class C(a) Class J Institutional					R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 5,173	$ 193	N/A	$ 7,515	$ 121,840	$ 6,591	$ 8,944 $	28,131	$ 11,205	$ 14,324
Reinvested	746	24	N/A	1,834	13,752	324	571	898	830	1,364
Redeemed	(3,549)	(181)	N/A	(8,827)	(81,470)	(5,081)	(14,047)	(26,693)	(10,238)	(19,469)
Net Increase (Decrease)	$ 2,370	$ 36	N/A	$ 522	$ 54,122	$ 1,834	$ (4,532) $	2,336	$ 1,797	$ (3,781)
Shares:
Sold	503	19	N/A	738	11,979	657	890	2,786	1,118	1,381
Reinvested	75	3	N/A	187	1,399	33	58	92	85	139
Redeemed	(345)	(18)	N/A	(871)	(8,048)	(501)	(1,402)	(2,640)	(1,005)	(1,913)
Net Increase (Decrease)	233	4	N/A	54	5,330	189	(454)	238	198	(393)
Year Ended October 31, 2009
Dollars:
Sold	$ 6,663	$ 174 $	663	$ 6,038	$ 96,731	$ 4,778	$ 7,995 $	11,338	$ 12,450	$ 13,967
Reinvested	1,084	34	161	3,589	19,964	358	1,052	1,502	1,237	2,138
Redeemed	(5,035)	(329)	(3,736)	(16,676)	(60,368)	(2,814)	(8,699)	(12,445)	(8,582)	(13,177)
Net Increase (Decrease)	$ 2,712	$ (121) $	(2,912) $	(7,049) $	56,327	$ 2,322	$ 348 $	395	$ 5,105	$ 2,928
Shares:
Sold	746	20	77	669	10,796	526	923	1,297	1,397	1,573
Reinvested	124	4	18	415	2,302	41	122	174	144	247
Redeemed	(580)	(37)	(420)	(1,917)	(6,893)	(316)	(982)	(1,398)	(985)	(1,503)
Net Increase (Decrease)	290	(13)	(325)	(833)	6,205	251	63	73	556	317

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (756) $	(24)	N/A	$ (1,842) $	(13,752) $	(324) $	(571) $	(898) $	(830) $	(1,364)
From net realized gain on
investments	–	–	N/A	–	–	–	–	–	–	–
Total Dividends and Distributions $	(756) $	(24)	N/A	$ (1,842) $	(13,752) $	(324) $	(571) $	(898) $	(830) $	(1,364)
Year Ended October 31, 2009
From net investment
income	$ (859) $	(26) $	(130) $	(2,772) $	(15,786) $	(270) $	(797) $	(1,153) $	(965) $	(1,667)
From net realized gain on
investments	(251)	(9)	(42)	(835)	(4,178)	(88)	(255)	(349)	(272)	(471)
Total Dividends and Distributions $	(1,110) $	(35) $	(172) $	(3,607) $	(19,964) $	(358) $	(1,052) $	(1,502) $	(1,237) $	(2,138)

(a)	Class C shares discontinued operations and converted to Class A shares on June 5, 2009.

See accompanying notes.

151

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Real Estate Securities Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 33,716		$ 34,840
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions								144,619			(382,695)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								367,079			426,891
		Net Increase (Decrease) in Net Assets Resulting from Operations						545,414			79,036

Dividends and Distributions to Shareholders
From net investment income								(34,411)			(35,754)
					Total Dividends and Distributions			(34,411)			(35,754)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(233,711)			204,786
Redemption fees - Class A									1		–
Redemption fees - Class J									2		2
				Total increase (decrease) in net assets				277,295			248,070

Net Assets
Beginning of period								1,431,053			1,182,983
End of period (including undistributed net investment income as set forth below)								$ 1,708,348		$ 1,431,053
Undistributed (overdistributed) net investment income (loss)								$ 606		$ 1,299

	Class A Class B		Class C	Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 48,454	$ 1,291 $	7,536	$ 16,708 $	10	$ 275,456	$ 2,809	$ 4,349 $	12,090	$ 9,516	$ 20,962
Reinvested	1,376	108	68	1,882	–	28,095	76	219	666	353	1,116
Redeemed	(31,022)	(4,746)	(2,388)	(20,707)	–	(544,719)	(1,908)	(5,438)	(17,107)	(6,524)	(32,292)
Net Increase (Decrease)	$ 18,808	$ (3,347) $	5,216	$ (2,117) $	10	$ (241,168) $	977	$ (870) $	(4,351) $	3,345	$ (10,214)
Shares:
Sold	3,346	92	532	1,180	1	19,572	197	312	851	677	1,498
Reinvested	98	8	5	137	–	2,016	6	16	48	26	82
Redeemed	(2,143)	(338)	(167)	(1,506)	–	(37,245)	(135)	(396)	(1,224)	(496)	(2,394)
Net Increase (Decrease)	1,301	(238)	370	(189)	1	(15,657)	68	(68)	(325)	207	(814)
Year Ended October 31, 2009
Dollars:
Sold	$ 14,105	$ 1,062 $	2,070	$ 8,366	N/A $	301,137	$ 1,432	$ 2,090 $	9,915	$ 5,172	$ 23,757
Reinvested	1,467	218	77	2,281	N/A	28,922	74	262	739	342	1,221
Redeemed	(14,629)	(3,516)	(1,219)	(17,948)	N/A	(131,354)	(416)	(2,411)	(7,601)	(3,212)	(17,617)
Net Increase (Decrease)	$ 943	$ (2,236) $	928	$ (7,301)	N/A $	198,705	$ 1,090	$ (59) $	3,053	$ 2,302	$ 7,361
Shares:
Sold	1,436	107	200	903	N/A	32,951	151	222	1,077	556	2,752
Reinvested	160	24	8	255	N/A	3,158	8	30	82	38	135
Redeemed	(1,572)	(374)	(133)	(1,968)	N/A	(13,787)	(45)	(250)	(781)	(337)	(1,788)
Net Increase (Decrease)	24	(243)	75	(810)	N/A	22,322	114	2	378	257	1,099

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (1,462) $	(113) $	(87) $	(1,885) $	–	$ (28,434) $	(76) $	(219) $	(666) $	(353) $	(1,116)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(1,462) $	(113) $	(87) $	(1,885) $	–	$ (28,434) $	(76) $	(219) $	(666) $	(353) $	(1,116)
Year Ended October 31, 2009
From net investment
income	$ (1,518) $	(229) $	(81) $	(2,285)	N/A $	(29,003) $	(74) $	(262) $	(739) $	(342) $	(1,221)
From net realized gain on
investments	–	–	–	–	N/A	–	–	–	–	–	–
Total Dividends and Distributions $	(1,518) $	(229) $	(81) $	(2,285)	N/A $	(29,003) $	(74) $	(262) $	(739) $	(342) $	(1,221)

See accompanying notes.

152

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Balanced Portfolio
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)							$ 60,354			$ 75,889
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									(28,322)	(157,192)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									416,164	430,870
		Net Increase (Decrease) in Net Assets Resulting from Operations							448,196	349,567

Dividends and Distributions to Shareholders
From net investment income									(63,898)	(74,488)
From net realized gain on investments									–	(254,589)
				Total Dividends and Distributions					(63,898)	(329,077)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(184,260)		(168,677)
Redemption fees - Class A									9	31
Redemption fees - Class B									–	5
Redemption fees - Class C									2	3
Redemption fees - Class J									5	10
				Total increase (decrease) in net assets					200,054	(148,138)

Net Assets
Beginning of period								3,015,517		3,163,655
End of period (including undistributed net investment income as set forth below)							$ 3,215,571			$ 3,015,517
Undistributed (overdistributed) net investment income (loss)							$ 2,858			$ 6,393

	Class A	Class B	Class C	Class J Institutional R-1			R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 269,066 $	15,627 $	64,178 $ 180,111	$ 57,984	$ 1,544	$ 3,554	$ 9,060		$ 4,487	$ 11,813
Reinvested	33,835	7,094	8,487	6,660	2,493	71	50	279	134	480
Redeemed	(421,825)	(221,529)	(142,265)	(45,515)	(15,294)	(844)	(644)	(3,945)	(3,291)	(6,115)
Net Increase (Decrease)	$ (118,924) $ (198,808) $ (69,600) $ 141,256			$ 45,183	$ 771	$ 2,960	$ 5,394		$ 1,330	$ 6,178
Shares:
Sold	22,892	1,345	5,529	15,732	5,010	133	306	776	391	1,016
Reinvested	2,907	612	737	585	216	6	4	24	11	42
Redeemed	(36,024)	(18,958)	(12,317)	(3,969)	(1,326)	(72)	(56)	(343)	(289)	(524)
Net Increase (Decrease)	(10,225)	(17,001)	(6,051)	12,348	3,900	67	254	457	113	534
Year Ended October 31, 2009
Dollars:
Sold	$ 246,167 $	38,062 $	81,795 $ 157,408	$ 42,356	$ 2,380	$ 702	$ 6,514		$ 5,846	$ 13,590
Reinvested	165,189	67,856	58,772	8,977	2,990	136	22	555	277	537
Redeemed	(550,777)	(272,914)	(204,967)	(23,805)	(6,036)	(396)	(61)	(1,135)	(3,012)	(5,705)
Net Increase (Decrease)	$ (139,421) $ (166,996) $ (64,400) $ 142,580			$ 39,310	$ 2,120	$ 663	$ 5,934		$ 3,111	$ 8,422
Shares:
Sold	24,946	3,964	8,443	16,244	4,347	242	73	663	619	1,379
Reinvested	17,317	7,159	6,237	953	313	15	2	59	29	57
Redeemed	(56,803)	(28,171)	(21,359)	(2,469)	(625)	(39)	(6)	(123)	(280)	(555)
Net Increase (Decrease)	(14,540)	(17,048)	(6,679)	14,728	4,035	218	69	599	368	881

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (36,812) $	(7,718) $	(9,197) $	(6,662) $	(2,495) $	(71) $	(50) $	(279) $	(134) $	(480)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (36,812) $	(7,718) $	(9,197) $	(6,662) $	(2,495) $	(71) $	(50) $	(279) $	(134) $	(480)
Year Ended October 31, 2009
From net investment
income	$ (43,726) $	(13,478) $	(12,425) $	(3,171) $	(1,128) $	(43) $	(9) $	(166) $	(118) $	(224)
From net realized gain on
investments	(135,259)	(59,823)	(50,864)	(5,809)	(1,867)	(93)	(13)	(389)	(159)	(313)
Total Dividends and
Distributions	$ (178,985) $	(73,301) $	(63,289) $	(8,980) $	(2,995) $	(136) $	(22) $	(555) $	(277) $	(537)

See accompanying notes.

153

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Conservative Balanced Portfolio
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 19,820		$ 19,645
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									(3,798)		(10,112)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									78,326		79,319
		Net Increase (Decrease) in Net Assets Resulting from Operations							94,348		88,852

Dividends and Distributions to Shareholders
From net investment income									(20,480)		(19,003)
From net realized gain on investments									–		(23,460)
					Total Dividends and Distributions				(20,480)		(42,463)

Capital Share Transactions
Net increase (decrease) in capital share transactions									78,041		71,935
Redemption fees - Class A									2		9
Redemption fees - Class B									–		4
Redemption fees - Class C									1		2
Redemption fees - Class J									3		1
				Total increase (decrease) in net assets					151,915		118,340

Net Assets
Beginning of period									671,257		552,917
End of period (including undistributed net investment income as set forth below)								$ 823,172		$ 671,257
Undistributed (overdistributed) net investment income (loss)								$ 1,250		$ 1,910

	Class A	Class B Class C		Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 83,726 $	6,636 $	33,754 $	84,990 $	28,727	$ 1,665 $	3,055 $	5,782	$ 2,191 $	2,879
Reinvested	7,950	1,667	3,489	3,853	1,616	45	70	202	118	89
Redeemed	(82,210)	(33,689)	(41,259)	(20,483)	(10,816)	(303)	(308)	(2,935)	(1,848)	(612)
Net Increase (Decrease)	$ 9,466 $ (25,386) $		(4,016) $	68,360 $	19,527	$ 1,407 $	2,817 $	3,049	$ 461 $	2,356
Shares:
Sold	8,396	672	3,428	8,614	2,912	170	310	587	223	289
Reinvested	804	169	356	393	164	5	7	21	12	9
Redeemed	(8,264)	(3,391)	(4,181)	(2,080)	(1,097)	(31)	(32)	(300)	(187)	(61)
Net Increase (Decrease)	936	(2,550)	(397)	6,927	1,979	144	285	308	48	237
Year Ended October 31, 2009
Dollars:
Sold	$ 88,292 $	18,762 $	51,048 $	67,244 $	16,446	$ 709 $	3,116 $	3,892	$ 2,165 $	1,788
Reinvested	17,317	6,426	10,042	3,089	1,663	30	49	130	137	89
Redeemed	(96,075)	(44,973)	(61,324)	(11,113)	(1,728)	(113)	(2,709)	(512)	(649)	(1,303)
Net Increase (Decrease)	$ 9,534 $ (19,785) $		(234) $	59,220 $	16,381	$ 626 $	456 $	3,510	$ 1,653 $	574
Shares:
Sold	10,359	2,247	6,097	7,900	1,927	82	366	457	263	204
Reinvested	2,067	773	1,211	366	198	3	6	15	17	10
Redeemed	(11,410)	(5,317)	(7,346)	(1,308)	(203)	(12)	(310)	(60)	(75)	(143)
Net Increase (Decrease)	1,016	(2,297)	(38)	6,958	1,922	73	62	412	205	71

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (8,775) $	(1,867) $	(3,843) $	(3,855) $	(1,616) $	(45) $	(70) $	(202) $	(118) $	(89)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(8,775) $	(1,867) $	(3,843) $	(3,855) $	(1,616) $	(45) $	(70) $	(202) $	(118) $	(89)
Year Ended October 31, 2009
From net investment
income	$ (8,828) $	(2,710) $	(4,451) $	(1,838) $	(931) $	(16) $	(25) $	(83) $	(77) $	(44)
From net realized gain on
investments	(10,222)	(4,406)	(6,657)	(1,253)	(732)	(14)	(24)	(47)	(60)	(45)
Total Dividends and Distributions $ (19,050) $		(7,116) $	(11,108) $	(3,091) $	(1,663) $	(30) $	(49) $	(130) $	(137) $	(89)

See accompanying notes.

154

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Conservative Growth Portfolio
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)							$ 24,590			$ 38,038
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									(45,163)	(145,701)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								372,692		320,936
		Net Increase (Decrease) in Net Assets Resulting from Operations						352,119		213,273

Dividends and Distributions to Shareholders
From net investment income									(30,292)	(37,756)
From net realized gain on investments									–	(234,949)
				Total Dividends and Distributions					(30,292)	(272,705)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(233,591)		(129,261)
Redemption fees - Class A									2	4
Redemption fees - Class B									1	4
Redemption fees - Class C									–	6
Redemption fees - Class J									2	1
				Total increase (decrease) in net assets					88,241	(188,678)

Net Assets
Beginning of period								2,216,362		2,405,040
End of period (including undistributed net investment income as set forth below)							$ 2,304,603			$ 2,216,362
Undistributed (overdistributed) net investment income (loss)							$ 10,182			$ 15,884

	Class A	Class B	Class C	Class J Institutional R-1			R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 173,666 $	9,110 $	36,195 $	73,032	$ 36,257	$ 1,379	$ 2,830	$ 3,657	$ 3,221	$ 6,235
Reinvested	17,189	3,146	4,612	2,017	1,279	33	39	132	83	217
Redeemed	(277,672)	(162,077)	(127,674)	(23,117)	(7,530)	(264)	(681)	(2,191)	(2,970)	(3,744)
Net Increase (Decrease)	$ (86,817) $ (149,821) $ (86,867) $			51,932	$ 30,006	$ 1,148	$ 2,188	$ 1,598	$ 334	$ 2,708
Shares:
Sold	14,176	781	3,112	6,120	3,031	115	238	301	269	525
Reinvested	1,431	271	403	172	108	3	4	11	7	18
Redeemed	(22,805)	(13,799)	(11,038)	(1,940)	(627)	(23)	(58)	(181)	(251)	(304)
Net Increase (Decrease)	(7,198)	(12,747)	(7,523)	4,352	2,512	95	184	131	25	239
Year Ended October 31, 2009
Dollars:
Sold	$ 154,327 $	24,300 $	58,280 $	70,985	$ 33,814	$ 1,394	$ 1,633	$ 5,579	$ 3,533	$ 7,799
Reinvested	131,913	56,472	60,836	5,444	2,359	144	143	189	298	472
Redeemed	(357,820)	(187,607)	(181,474)	(12,158)	(3,341)	(522)	(435)	(618)	(555)	(4,645)
Net Increase (Decrease)	$ (71,580) $ (106,835) $ (62,358) $			64,271	$ 32,832	$ 1,016	$ 1,341	$ 5,150	$ 3,276	$ 3,626
Shares:
Sold	15,468	2,553	6,170	7,174	3,447	141	171	570	391	802
Reinvested	13,495	6,042	6,566	568	245	15	15	20	31	49
Redeemed	(36,035)	(19,708)	(19,161)	(1,233)	(341)	(51)	(46)	(64)	(56)	(431)
Net Increase (Decrease)	(7,072)	(11,113)	(6,425)	6,509	3,351	105	140	526	366	420

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (18,172) $	(3,325) $	(4,993) $	(2,019) $	(1,279) $	(33) $	(39) $	(132) $	(83) $	(217)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (18,172) $	(3,325) $	(4,993) $	(2,019) $	(1,279) $	(33) $	(39) $	(132) $	(83) $	(217)
Year Ended October 31, 2009
From net investment
income	$ (23,972) $	(5,279) $	(6,672) $	(1,085) $	(495) $	(25) $	(44) $	(35) $	(55) $	(94)
From net realized gain on
investments	(114,621)	(54,199)	(58,909)	(4,362)	(1,865)	(119)	(99)	(154)	(243)	(378)
Total Dividends and
Distributions	$ (138,593) $	(59,478) $	(65,581) $	(5,447) $	(2,360) $	(144) $	(143) $	(189) $	(298) $	(472)

See accompanying notes.

155

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Flexible Income Portfolio
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 28,055		$ 28,103
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									(1,001)		(11,243)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									73,229		97,758
		Net Increase (Decrease) in Net Assets Resulting from Operations							100,283		114,618

Dividends and Distributions to Shareholders
From net investment income									(30,633)		(27,667)
From net realized gain on investments									–		(16,978)
				Total Dividends and Distributions					(30,633)		(44,645)

Capital Share Transactions
Net increase (decrease) in capital share transactions									108,949		32,082
Redemption fees - Class A									6		19
Redemption fees - Class B									1		4
Redemption fees - Class C									6		8
Redemption fees - Class J									4		1
				Total increase (decrease) in net assets					178,616		102,087

Net Assets
Beginning of period									782,965		680,878
End of period (including undistributed net investment income as set forth below)								$ 961,581		$ 782,965
Undistributed (overdistributed) net investment income (loss)								$ 416		$ 2,994

	Class A	Class B Class C		Class J Institutional R-1			R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 146,514	$ 9,288 $	53,267	$ 103,824 $	23,675	$ 567	$ 673	$ 2,981	$ 1,632	$ 2,418
Reinvested	14,468	3,271	4,986	3,518	1,206	22	19	152	67	121
Redeemed	(124,027)	(60,694)	(50,708)	(16,660)	(8,916)	(114)	(119)	(716)	(381)	(1,385)
Net Increase (Decrease)	$ 36,955	$ (48,135) $	7,545	$ 90,682	$ 15,965	$ 475	$ 573	$ 2,417	$ 1,318	$ 1,154
Shares:
Sold	13,487	862	4,961	9,595	2,201	54	62	276	152	225
Reinvested	1,336	303	464	326	111	2	2	14	6	11
Redeemed	(11,419)	(5,595)	(4,716)	(1,542)	(828)	(11)	(11)	(66)	(35)	(128)
Net Increase (Decrease)	3,404	(4,430)	709	8,379	1,484	45	53	224	123	108
Year Ended October 31, 2009
Dollars:
Sold	$ 140,173	$ 27,251 $	59,662	$ 44,591	$ 15,519	$ 838	$ 239	$ 2,121	$ 616	$ 1,309
Reinvested	21,029	8,281	8,202	1,262	557	11	8	71	46	53
Redeemed	(156,322)	(80,753)	(51,482)	(6,140)	(3,316)	(607)	(47)	(443)	(255)	(392)
Net Increase (Decrease)	$ 4,880	$ (45,221) $	16,382	$ 39,713	$ 12,760	$ 242	$ 200	$ 1,749	$ 407	$ 970
Shares:
Sold	14,958	2,923	6,411	4,586	1,577	85	24	223	66	136
Reinvested	2,249	892	885	132	58	1	1	8	5	6
Redeemed	(16,610)	(8,619)	(5,502)	(654)	(335)	(61)	(5)	(46)	(25)	(39)
Net Increase (Decrease)	597	(4,804)	1,794	4,064	1,300	25	20	185	46	103

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (16,269) $	(3,725) $	(5,527) $	(3,520) $	(1,211) $	(22) $	(19) $	(152) $	(67) $	(121)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (16,269) $	(3,725) $	(5,527) $	(3,520) $	(1,211) $	(22) $	(19) $	(152) $	(67) $	(121)
Year Ended October 31, 2009
From net investment
income	$ (15,363) $	(5,265) $	(5,483) $	(980) $	(434) $	(8) $	(5) $	(57) $	(33) $	(39)
From net realized gain on
investments	(8,774)	(4,178)	(3,571)	(284)	(124)	(3)	(3)	(14)	(13)	(14)
Total Dividends and
Distributions	$ (24,137) $	(9,443) $	(9,054) $	(1,264) $	(558) $	(11) $	(8) $	(71) $	(46) $	(53)

See accompanying notes.

156

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Strategic Growth Portfolio
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 9,446		$ 17,938
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									(36,621)	(107,724)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									261,658	211,875
		Net Increase (Decrease) in Net Assets Resulting from Operations							234,483	122,089

Dividends and Distributions to Shareholders
From net investment income									(13,278)	(5,245)
From net realized gain on investments									–	(138,630)
				Total Dividends and Distributions					(13,278)	(143,875)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(162,286)		(45,906)
Redemption fees - Class A									1	12
Redemption fees - Class B									–	3
Redemption fees - Class C									–	7
Redemption fees - Class J									5	–
				Total increase (decrease) in net assets					58,925	(67,670)

Net Assets
Beginning of period								1,403,768		1,471,438
End of period (including undistributed net investment income as set forth below)								$ 1,462,693		$ 1,403,768
Undistributed (overdistributed) net investment income (loss)								$ 9,057		$ 12,889

	Class A	Class B	Class C	Class J Institutional R-1			R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 110,158 $	5,270 $	23,657 $	44,354	$ 18,372	$ 860	$ 999	$ 3,144	$ 1,203	$ 3,900
Reinvested	8,130	1,143	1,598	1,118	527	27	7	56	26	57
Redeemed	(181,790)	(100,775)	(74,658)	(18,999)	(5,907)	(297)	(219)	(1,335)	(1,601)	(1,311)
Net Increase (Decrease)	$ (63,502) $ (94,362) $ (49,403) $			26,473	$ 12,992	$ 590	$ 787	$ 1,865	$ (372) $	2,646
Shares:
Sold	8,340	429	1,903	3,451	1,439	67	78	244	94	309
Reinvested	626	93	131	88	41	2	1	4	2	4
Redeemed	(13,857)	(8,175)	(6,055)	(1,479)	(463)	(23)	(17)	(104)	(127)	(99)
Net Increase (Decrease)	(4,891)	(7,653)	(4,021)	2,060	1,017	46	62	144	(31)	214
Year Ended October 31, 2009
Dollars:
Sold	$ 104,729 $	17,893 $	35,960 $	43,014	$ 16,925	$ 1,302	$ 205	$ 2,862	$ 1,758	$ 1,332
Reinvested	68,546	31,385	30,321	4,471	1,019	113	29	157	127	112
Redeemed	(188,779)	(106,851)	(97,862)	(10,337)	(1,874)	(139)	(35)	(300)	(684)	(1,305)
Net Increase (Decrease)	$ (15,504) $ (57,573) $ (31,581) $			37,148	$ 16,070	$ 1,276	$ 199	$ 2,719	$ 1,201	$ 139
Shares:
Sold	9,952	1,829	3,701	4,120	1,661	128	19	273	174	125
Reinvested	6,689	3,276	3,158	443	101	11	3	15	12	11
Redeemed	(18,026)	(10,821)	(9,920)	(1,003)	(179)	(12)	(3)	(28)	(59)	(114)
Net Increase (Decrease)	(1,385)	(5,716)	(3,061)	3,560	1,583	127	19	260	127	22

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (8,511) $	(1,213) $	(1,736) $	(1,118) $	(527) $	(27) $	(7) $	(56) $	(26) $	(57)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (8,511) $	(1,213) $	(1,736) $	(1,118) $	(527) $	(27) $	(7) $	(56) $	(26) $	(57)
Year Ended October 31, 2009
From net investment
income	$ (4,709) $	– $	– $	(373) $	(118) $	(7) $	(2) $	(13) $	(11) $	(12)
From net realized gain on
investments	(67,243)	(33,236)	(32,657)	(4,100)	(901)	(106)	(27)	(144)	(116)	(100)
Total Dividends and
Distributions	$ (71,952) $	(33,236) $	(32,657) $	(4,473) $	(1,019) $	(113) $	(29) $	(157) $	(127) $	(112)

See accompanying notes.

157

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Short-Term Income Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 19,465		$ 12,106
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									(424)		(987)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								19,906			19,883
		Net Increase (Decrease) in Net Assets Resulting from Operations						38,947			31,002

Dividends and Distributions to Shareholders
From net investment income								(18,769)			(12,041)
				Total Dividends and Distributions				(18,769)			(12,041)

Capital Share Transactions
Net increase (decrease) in capital share transactions								464,046			151,628
Redemption fees - Class A									8		2
Redemption fees - Class C									1		3
				Total increase (decrease) in net assets				484,233			170,594

Net Assets
Beginning of period								469,155			298,561
End of period (including undistributed net investment income as set forth below)								$ 953,388		$ 469,155
Undistributed (overdistributed) net investment income (loss)								$ 230		$ 91

	Class A	Class C	Class J	Class P Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 213,031	$ 51,567	$ 7,370	$ 105	$ 259,097	$ 79	$ 103	$ 634	$ 228	$ 288
Issued in acquisitions	62,085	6,546	47,632	–	10,824	758	125	2,840	319	1,441
Reinvested	4,548	836	263	–	11,286	4	1	17	2	10
Redeemed	(91,127)	(13,387)	(2,932)	–	(109,999)	(61)	(2)	(220)	(49)	(216)
Net Increase (Decrease)	$ 188,537	$ 45,562	$ 52,333	$ 105	$ 171,208	$ 780	$ 227	$ 3,271	$ 500	$ 1,523
Shares:
Sold	17,785	4,301	608	9	21,657	7	9	52	19	24
Issued in acquisitions	5,158	543	3,958	–	900	63	10	236	26	120
Reinvested	379	70	22	–	941	–	–	1	–	1
Redeemed	(7,596)	(1,113)	(242)	–	(9,177)	(5)	–	(18)	(4)	(18)
Net Increase (Decrease)	15,726	3,801	4,346	9	14,321	65	19	271	41	127
Year Ended October 31, 2009
Dollars:
Sold	$ 112,560	$ 39,978	N/A	N/A $	133,069	N/A	N/A	N/A	N/A	N/A
Reinvested	1,742	301	N/A	N/A	9,310	N/A	N/A	N/A	N/A	N/A
Redeemed	(19,968)	(4,297)	N/A	N/A	(121,067)	N/A	N/A	N/A	N/A	N/A
Net Increase (Decrease)	$ 94,334	$ 35,982	N/A	N/A $	21,312	N/A	N/A	N/A	N/A	N/A
Shares:
Sold	9,736	3,465	N/A	N/A	11,526	N/A	N/A	N/A	N/A	N/A
Reinvested	151	26	N/A	N/A	816	N/A	N/A	N/A	N/A	N/A
Redeemed	(1,741)	(373)	N/A	N/A	(10,706)	N/A	N/A	N/A	N/A	N/A
Net Increase (Decrease)	8,146	3,118	N/A	N/A	1,636	N/A	N/A	N/A	N/A	N/A

Distributions:
Year Ended October 31, 2010
From net investment income $	(5,883) $	(1,173) $	(266) $	–	$ (11,413) $	(4) $	(1) $	(17) $	(2) $	(10)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(5,883) $	(1,173) $	(266) $	–	$ (11,413) $	(4) $	(1) $	(17) $	(2) $	(10)
Year Ended October 31, 2009
From net investment income $	(2,246) $	(433)	N/A	N/A $	(9,362)	N/A	N/A	N/A	N/A	N/A
From net realized gain on
investments	–	–	N/A	N/A	–	N/A	N/A	N/A	N/A	N/A
Total Dividends and Distributions $	(2,246) $	(433)	N/A	N/A $	(9,362)	N/A	N/A	N/A	N/A	N/A

See accompanying notes.

158

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									SmallCap Blend Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ (346)		$ 362
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									18,845		(68,962)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									24,180		69,301
		Net Increase (Decrease) in Net Assets Resulting from Operations							42,679		701

Dividends and Distributions to Shareholders
From net investment income									(147)		(503)
					Total Dividends and Distributions				(147)		(503)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(12,091)		(12,534)
Redemption fees - Class J									1		–
				Total increase (decrease) in net assets					30,442		(12,336)

Net Assets
Beginning of period									180,699		193,035
End of period (including undistributed net investment income as set forth below)								$ 211,141		$ 180,699
Undistributed (overdistributed) net investment income (loss)								$ –		$ 194

	Class A	Class B	Class C Class J Institutional			R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 10,236	$ 393	$ 669	$ 6,451	$ 327	$ 89	$ 135	$ 222	$ 337	$ 948
Reinvested	–	–	–	–	135	–	–	–	3	9
Redeemed	(13,293)	(3,024)	(307)	(13,010)	(74)	(109)	(285)	(206)	(572)	(1,165)
Net Increase (Decrease)	$ (3,057) $	(2,631) $	362	$ (6,559) $	388	$ (20) $	(150) $	16	$ (232) $	(208)
Shares:
Sold	846	34	56	553	27	8	11	18	28	78
Reinvested	–	–	–	–	11	–	–	–	–	1
Redeemed	(1,109)	(263)	(26)	(1,128)	(6)	(9)	(24)	(17)	(46)	(96)
Net Increase (Decrease)	(263)	(229)	30	(575)	32	(1)	(13)	1	(18)	(17)
Year Ended October 31, 2009
Dollars:
Sold	$ 5,459	$ 424	$ 225	$ 3,937	$ 1,360	$ 67	$ 115	$ 168	$ 570	$ 1,995
Reinvested	–	–	–	309	185	–	–	–	5	4
Redeemed	(9,798)	(3,062)	(120)	(11,905)	(690)	(82)	(336)	(464)	(427)	(473)
Net Increase (Decrease)	$ (4,339) $	(2,638) $	105	$ (7,659) $	855	$ (15) $	(221) $	(296) $	148	$ 1,526
Shares:
Sold	582	46	23	433	193	7	13	18	58	200
Reinvested	–	–	–	35	20	–	–	–	1	–
Redeemed	(1,078)	(343)	(13)	(1,363)	(65)	(9)	(36)	(53)	(45)	(46)
Net Increase (Decrease)	(496)	(297)	10	(895)	148	(2)	(23)	(35)	14	154

Distributions:
Year Ended October 31, 2010
From net investment income $	–	$ –	$ –	$ –	$ (135) $	–	$ –	$ –	$ (3) $	(9)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ –	$ (135) $	–	$ –	$ –	$ (3) $	(9)
Year Ended October 31, 2009
From net investment income $	–	$ –	$ –	$ (309) $	(185) $	–	$ –	$ –	$ (5) $	(4)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ (309) $	(185) $	–	$ –	$ –	$ (5) $	(4)

See accompanying notes.

159

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SmallCap Growth Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ (1,386)		$ (783)
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									26,598		(86,952)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									27,917		102,200
		Net Increase (Decrease) in Net Assets Resulting from Operations							53,129		14,465

Dividends and Distributions to Shareholders
From tax return of capital									–		(18)
					Total Dividends and Distributions				–		(18)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(24,424)		(14,317)
Redemption fees - Class A									–		1
Redemption fees - Class J									–		2
				Total increase (decrease) in net assets					28,705		133

Net Assets
Beginning of period									223,907		223,774
End of period (including undistributed net investment income as set forth below)								$ 252,612		$ 223,907
Undistributed (overdistributed) net investment income (loss)								$ –		$ –

	Class A Class B		Class C Class J Institutional			R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 7,346	$ 208	$ 572	$ 2,346	$ 4,305	$ 209	$ 209	$ 263	$ 165	$ 1,993
Redeemed	(5,688)	(970)	(364)	(4,069)	(28,671)	(259)	(219)	(1,098)	(413)	(289)
Net Increase (Decrease)	$ 1,658	$ (762) $	208	$ (1,723) $	(24,366) $	(50) $	(10) $	(835) $	(248) $	1,704
Shares:
Sold	1,115	33	91	372	644	33	32	39	23	292
Redeemed	(866)	(152)	(57)	(660)	(4,257)	(40)	(34)	(164)	(60)	(42)
Net Increase (Decrease)	249	(119)	34	(288)	(3,613)	(7)	(2)	(125)	(37)	250
Year Ended October 31, 2009
Dollars:
Sold	$ 2,202	$ 361	$ 524	$ 2,469	$ 8,736	$ 290	$ 76	$ 472	$ 1,854	$ 2,044
Reinvested	–	–	–	–	18	–	–	–	–	–
Redeemed	(4,330)	(978)	(314)	(3,856)	(17,503)	(103)	(46)	(489)	(2,763)	(2,981)
Net Increase (Decrease)	$ (2,128) $	(617) $	210	$ (1,387) $	(8,749) $	187	$ 30	$ (17) $	(909) $	(937)
Shares:
Sold	440	72	98	522	1,732	59	15	90	345	397
Reinvested	–	–	–	–	4	–	–	–	–	–
Redeemed	(891)	(207)	(68)	(828)	(3,376)	(18)	(10)	(95)	(491)	(529)
Net Increase (Decrease)	(451)	(135)	30	(306)	(1,640)	41	5	(5)	(146)	(132)

Distributions:
Year Ended October 31, 2010
From net investment income $	–	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
Year Ended October 31, 2009
From net investment income $	–	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
From tax return of capital	–	–	–	–	(18)	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ –	$ (18) $	–	$ –	$ –	$ –	$ –

See accompanying notes.

160

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SmallCap Growth Fund I
								Year Ended	Year Ended
								October 31, 2010	October 31, 2009
Operations
Net investment income (loss)								$ (4,476)	$ (1,821)
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions								94,013	973
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								83,858	49,659
		Net Increase (Decrease) in Net Assets Resulting from Operations						173,395	48,811

Dividends and Distributions to Shareholders
From net investment income								(21)	–
					Total Dividends and Distributions			(21)	–

Capital Share Transactions
Net increase (decrease) in capital share transactions								228,928	225,677
				Total increase (decrease) in net assets				402,302	274,488

Net Assets
Beginning of period								395,141	120,653
End of period (including undistributed net investment income as set forth below)								$ 797,443	$ 395,141
Undistributed (overdistributed) net investment income (loss)								$ –	$ –

	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 5,543	$ 267,933	$ 703	$ 1,839	$ 4,386	$ 2,526	$ 6,985
Reinvested	–	21	–	–	–	–	–
Redeemed	(3,412)	(48,630)	(405)	(1,238)	(3,054)	(1,911)	(2,358)
Net Increase (Decrease)	$ 2,131	$ 219,324	$ 298	$ 601	$ 1,332	$ 615	$ 4,627
Shares:
Sold	733	31,671	89	236	561	318	839
Reinvested	–	3	–	–	–	–	–
Redeemed	(465)	(6,007)	(50)	(164)	(397)	(244)	(292)
Net Increase (Decrease)	268	25,667	39	72	164	74	547
Year Ended October 31, 2009
Dollars:
Sold	$ 3,611	$ 73,149	$ 538	$ 833	$ 2,621	$ 1,379	$ 3,608
Issued in acquisitions	–	165,249	326	400	1,095	445	1,710
Redeemed	(1,376)	(20,952)	(108)	(484)	(1,496)	(492)	(4,379)
Net Increase (Decrease)	$ 2,235	$ 217,446	$ 756	$ 749	$ 2,220	$ 1,332	$ 939
Shares:
Sold	623	11,844	87	142	451	227	616
Issued in acquisitions	–	26,801	55	70	187	74	282
Redeemed	(259)	(3,405)	(17)	(87)	(253)	(82)	(692)
Net Increase (Decrease)	364	35,240	125	125	385	219	206

Distributions:
Year Ended October 31, 2010
From net investment
income	$ –	$ (21) $	–	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ (21) $	–	$ –	$ –	$ –	$ –
Year Ended October 31, 2009
From net investment
income	$ –	$ –	$ –	$ –	$ –	$ –	$ –
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ –	$ –	$ –	$ –	$ –	$ –

See accompanying notes.

161

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SmallCap Growth Fund II
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ (2,533)		$ (2,420)
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions									54,776		(97,060)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies									31,187		120,200
		Net Increase (Decrease) in Net Assets Resulting from Operations							83,430		20,720

Capital Share Transactions
Net increase (decrease) in capital share transactions								(155,475)			(31,518)
Redemption fees - Class C									1		–
				Total increase (decrease) in net assets					(72,044)		(10,798)

Net Assets
Beginning of period									337,731		348,529
End of period (including undistributed net investment income as set forth below)								$ 265,687		$ 337,731
Undistributed (overdistributed) net investment income (loss)								$ –		$ –

	Class A Class B Class C Class J Institutional					R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 2,116 $	70 $	130 $	1,757 $	8,603	$ 364 $	866 $	1,403	$ 1,219 $	3,369
Redeemed	(11,657)	(2,674)	(711)	(3,332)	(132,111)	(647)	(2,810)	(3,924)	(4,296)	(13,210)
Net Increase (Decrease)	$ (9,541) $	(2,604) $	(581) $	(1,575) $ (123,508) $		(283) $	(1,944) $	(2,521) $	(3,077) $	(9,841)
Shares:
Sold	319	10	19	288	1,209	56	134	214	181	500
Redeemed	(1,730)	(415)	(110)	(547)	(18,532)	(99)	(442)	(593)	(623)	(1,951)
Net Increase (Decrease)	(1,411)	(405)	(91)	(259)	(17,323)	(43)	(308)	(379)	(442)	(1,451)
Year Ended October 31, 2009
Dollars:
Sold	$ 2,416 $	205 $	468 $	2,263 $	22,547	$ 402 $	873 $	1,555	$ 1,570 $	4,394
Redeemed	(1,691)	(959)	(77)	(3,014)	(47,577)	(437)	(1,523)	(3,268)	(1,617)	(8,048)
Net Increase (Decrease)	$ 725 $	(754) $	391 $	(751) $	(25,030) $	(35) $	(650) $	(1,713) $	(47) $	(3,654)
Shares:
Sold	456	40	86	498	4,404	78	173	318	312	848
Redeemed	(337)	(191)	(16)	(649)	(8,766)	(84)	(302)	(625)	(307)	(1,461)
Net Increase (Decrease)	119	(151)	70	(151)	(4,362)	(6)	(129)	(307)	5	(613)

Distributions:
Year Ended October 31, 2010
From net investment
income	$ – $	– $	– $	– $	–	$ – $	– $	–	$ – $	–
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	– $	– $	– $	– $	–	$ – $	– $	–	$ – $	–
Year Ended October 31, 2009
From net investment
income	$ – $	– $	– $	– $	–	$ – $	– $	–	$ – $	–
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	– $	– $	– $	– $	–	$ – $	– $	–	$ – $	–

See accompanying notes.

162

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SmallCap S&P 600 Index Fund
								Year Ended	Year Ended
								October 31, 2010	October 31, 2009
Operations
Net investment income (loss)								$ 1,806	$ 3,276
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions								(31,069)	(32,217)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								117,666	46,242
		Net Increase (Decrease) in Net Assets Resulting from Operations						88,403	17,301

Dividends and Distributions to Shareholders
From net investment income								(3,008)	(4,844)
From net realized gain on investments								–	(22,180)
				Total Dividends and Distributions				(3,008)	(27,024)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(149,077)	54,150
				Total increase (decrease) in net assets				(63,682)	44,427

Net Assets
Beginning of period								429,759	385,332
End of period (including undistributed net investment income as set forth below)								$ 366,077	$ 429,759
Undistributed (overdistributed) net investment income (loss)								$ 1,327	$ 2,529

	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 13,839 $	46,881	$ 2,662 $	3,566 $	10,066 $	9,193 $	21,492
Reinvested	206	1,884	12	40	187	160	519
Redeemed	(12,332)	(195,611)	(2,046)	(4,719)	(14,155)	(7,824)	(23,097)
Net Increase (Decrease)	$ 1,713 $ (146,846) $		628 $	(1,113) $	(3,902) $	1,529 $	(1,086)
Shares:
Sold	1,082	3,533	199	266	753	667	1,594
Reinvested	17	150	1	3	15	12	40
Redeemed	(973)	(15,314)	(157)	(359)	(1,061)	(596)	(1,732)
Net Increase (Decrease)	126	(11,631)	43	(90)	(293)	83	(98)
Year Ended October 31, 2009
Dollars:
Sold	$ 12,464 $	40,853	$ 1,966 $	3,792 $	8,725 $	7,982 $	17,444
Issued in acquisitions	–	–	161	380	1,643	250	101
Reinvested	4,325	13,093	249	1,044	2,620	1,614	4,067
Redeemed	(10,455)	(37,879)	(531)	(3,346)	(6,392)	(3,044)	(6,976)
Net Increase (Decrease)	$ 6,334 $	16,067	$ 1,845 $	1,870 $	6,596 $	6,802 $	14,636
Shares:
Sold	1,293	3,978	200	372	851	779	1,631
Issued in acquisitions	–	–	18	42	178	27	11
Reinvested	456	1,327	26	105	262	161	403
Redeemed	(1,104)	(4,028)	(51)	(315)	(626)	(289)	(676)
Net Increase (Decrease)	645	1,277	193	204	665	678	1,369

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (206) $	(1,884) $	(12) $	(40) $	(187) $	(160) $	(519)
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and
Distributions	$ (206) $	(1,884) $	(12) $	(40) $	(187) $	(160) $	(519)
Year Ended October 31, 2009
From net investment
income	$ (527) $	(2,799) $	(24) $	(111) $	(374) $	(283) $	(726)
From net realized gain on
investments	(3,802)	(10,302)	(225)	(933)	(2,246)	(1,331)	(3,341)
Total Dividends and
Distributions	$ (4,329) $	(13,101) $	(249) $	(1,044) $	(2,620) $	(1,614) $	(4,067)

See accompanying notes.

163

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SmallCap Value Fund
								Year Ended		Year Ended
								October 31, 2010		October 31, 2009
Operations
Net investment income (loss)								$ 2,763		$ 3,768
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions								28,169			(123,417)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								47,884			95,006
		Net Increase (Decrease) in Net Assets Resulting from Operations						78,816			(24,643)

Dividends and Distributions to Shareholders
From net investment income								(3,551)			(2,883)
					Total Dividends and Distributions			(3,551)			(2,883)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(190,665)			(2,427)
Redemption fees - Class A									–		1
Redemption fees - Class J									1		–
				Total increase (decrease) in net assets				(115,399)			(29,952)

Net Assets
Beginning of period								412,978			442,930
End of period (including undistributed net investment income as set forth below)								$ 297,579		$ 412,978
Undistributed (overdistributed) net investment income (loss)								$ 1,940		$ 2,728

	Class A Class B		Class C	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 4,170 $	191	$ 683	$ 4,327 $	20,269 $	447 $	1,376	$ 2,087 $	1,424 $	8,199
Reinvested	49	–	–	124	3,045	4	20	84	38	174
Redeemed	(4,635)	(966)	(1,332)	(7,148)	(186,176)	(545)	(2,055)	(8,882)	(4,736)	(20,901)
Net Increase (Decrease)	$ (416) $	(775) $	(649) $	(2,697) $ (162,862) $		(94) $	(659) $	(6,711) $	(3,274) $ (12,528)
Shares:
Sold	314	15	53	334	1,593	34	104	159	107	626
Reinvested	4	–	–	10	244	–	2	6	3	14
Redeemed	(358)	(77)	(104)	(567)	(13,935)	(42)	(157)	(685)	(366)	(1,569)
Net Increase (Decrease)	(40)	(62)	(51)	(223)	(12,098)	(8)	(51)	(520)	(256)	(929)
Year Ended October 31, 2009
Dollars:
Sold	$ 3,339 $	850	$ 2,237	$ 3,787 $	28,290 $	715 $	1,276	$ 7,353 $	1,548 $	7,268
Reinvested	19	–	–	48	2,637	1	–	21	32	119
Redeemed	(4,029)	(742)	(2,393)	(7,754)	(34,673)	(296)	(1,140)	(1,853)	(1,922)	(7,165)
Net Increase (Decrease)	$ (671) $	108	$ (156) $	(3,919) $	(3,746) $	420 $	136	$ 5,521 $	(342) $	222
Shares:
Sold	314	77	206	366	2,646	67	118	686	143	655
Reinvested	2	–	–	4	238	–	–	2	3	11
Redeemed	(381)	(71)	(225)	(751)	(3,339)	(28)	(105)	(171)	(172)	(657)
Net Increase (Decrease)	(65)	6	(19)	(381)	(455)	39	13	517	(26)	9

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (55) $	–	$ –	$ (124) $	(3,048) $	(4) $	(20) $	(84) $	(38) $	(178)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(55) $	–	$ –	$ (124) $	(3,048) $	(4) $	(20) $	(84) $	(38) $	(178)
Year Ended October 31, 2009
From net investment
income	$ (21) $	–	$ –	$ (48) $	(2,638) $	(1) $	–	$ (21) $	(32) $	(122)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(21) $	–	$ –	$ (48) $	(2,638) $	(1) $	–	$ (21) $	(32) $	(122)

See accompanying notes.

164

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							SmallCap Value Fund I
							Year Ended	Year Ended
							October 31, 2010	October 31, 2009
Operations
Net investment income (loss)							$ 937	$ 2,735
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions							6,996	(99,169)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies							31,077	98,976
		Net Increase (Decrease) in Net Assets Resulting from Operations					39,010	2,542

Dividends and Distributions to Shareholders
From net investment income							(2,332)	(3,772)
				Total Dividends and Distributions			(2,332)	(3,772)

Capital Share Transactions
Net increase (decrease) in capital share transactions							(133,645)	(93,385)
				Total increase (decrease) in net assets			(96,967)	(94,615)

Net Assets
Beginning of period							226,003	320,618
End of period (including undistributed net investment income as set forth below)							$ 129,036	$ 226,003
Undistributed (overdistributed) net investment income (loss)							$ 515	$ 1,863

	Institutional R-1		R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 18,473 $	503	$ 1,381 $	2,258 $	1,646 $	3,603
Reinvested	2,092	7	23	46	44	120
Redeemed	(138,382)	(948)	(3,082)	(6,966)	(2,457)	(12,006)
Net Increase (Decrease)	$ (117,817) $	(438) $	(1,678) $	(4,662) $	(767) $	(8,283)
Shares:
Sold	1,450	40	109	183	133	285
Reinvested	179	1	2	4	4	11
Redeemed	(11,531)	(75)	(251)	(565)	(205)	(1,008)
Net Increase (Decrease)	(9,902)	(34)	(140)	(378)	(68)	(712)
Year Ended October 31, 2009
Dollars:
Sold	$ 39,143 $	701	$ 1,170 $	2,022 $	1,480 $	5,252
Reinvested	3,502	–	14	64	47	145
Redeemed	(133,412)	(367)	(1,915)	(4,534)	(1,341)	(5,356)
Net Increase (Decrease)	$ (90,767) $	334	$ (731) $	(2,448) $	186 $	41
Shares:
Sold	4,116	74	123	204	152	529
Reinvested	355	–	1	7	5	15
Redeemed	(12,049)	(38)	(199)	(473)	(131)	(537)
Net Increase (Decrease)	(7,578)	36	(75)	(262)	26	7

Distributions:
Year Ended October 31, 2010
From net investment
income	$ (2,092) $	(7) $	(23) $	(46) $	(44) $	(120)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and
Distributions	$ (2,092) $	(7) $	(23) $	(46) $	(44) $	(120)
Year Ended October 31, 2009
From net investment
income	$ (3,502) $	–	$ (14) $	(64) $	(47) $	(145)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and
Distributions	$ (3,502) $	–	$ (14) $	(64) $	(47) $	(145)

See accompanying notes.

165

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SmallCap Value Fund II
								Year Ended	Year Ended
								October 31, 2010	October 31, 2009
Operations
Net investment income (loss)							$ 2,318		$ 801
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements and foreign
currency transactions								29,380	(61,826)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements
and translation of assets and liabilities in foreign currencies								86,512	85,722
		Net Increase (Decrease) in Net Assets Resulting from Operations						118,210	24,697

Dividends and Distributions to Shareholders
From net investment income								(1,204)	(1,334)
From net realized gain on investments								–	(14,302)
					Total Dividends and Distributions			(1,204)	(15,636)

Capital Share Transactions
Net increase (decrease) in capital share transactions								305,940	167,655
				Total increase (decrease) in net assets				422,946	176,716

Net Assets
Beginning of period								350,111	173,395
End of period (including undistributed net investment income as set forth below)							$ 773,057		$ 350,111
Undistributed (overdistributed) net investment income (loss)							$ 1,725		$ 618

	Class J Institutional R-1			R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2010
Dollars:
Sold	$ 3,768	$ 382,343	$ 743	$ 1,110	$ 2,737	$ 1,083 $	2,797
Reinvested	–	1,191	–	–	–	1	12
Redeemed	(2,468)	(76,092)	(616)	(1,624)	(2,601)	(1,426)	(5,018)
Net Increase (Decrease)	$ 1,300	$ 307,442	$ 127	$ (514) $	136	$ (342) $	(2,209)
Shares:
Sold	457	47,903	91	138	348	135	350
Reinvested	–	158	–	–	–	–	2
Redeemed	(312)	(9,614)	(78)	(211)	(338)	(181)	(637)
Net Increase (Decrease)	145	38,447	13	(73)	10	(46)	(285)
Year Ended October 31, 2009
Dollars:
Sold	$ 1,038	$ 97,846	$ 263	$ 446	$ 1,609	$ 596 $	2,738
Issued in acquisitions	6,367	72,070	268	1,208	3,507	736	3,554
Reinvested	–	14,514	21	82	473	175	371
Redeemed	(832)	(32,308)	(97)	(532)	(1,736)	(1,069)	(3,653)
Net Increase (Decrease)	$ 6,573	$ 152,122	$ 455	$ 1,204	$ 3,853	$ 438 $	3,010
Shares:
Sold	163	13,726	44	73	264	101	436
Issued in acquisitions	1,106	12,513	48	216	620	130	621
Reinvested	–	2,627	4	16	88	32	68
Redeemed	(130)	(5,441)	(18)	(97)	(295)	(188)	(622)
Net Increase (Decrease)	1,139	23,425	78	208	677	75	503

Distributions:
Year Ended October 31, 2010
From net investment
income	$ –	$ (1,191) $	–	$ –	$ –	$ (1) $	(12)
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$ (1,191) $	–	$ –	$ –	$ (1) $	(12)
Year Ended October 31, 2009
From net investment
income	$ –	$ (1,300) $	–	$ –	$ (2) $	(9) $	(23)
From net realized gain on
investments	–	(13,214)	(21)	(82)	(471)	(166)	(348)
Total Dividends and Distributions $	–	$ (14,514) $	(21) $	(82) $	(473) $	(175) $	(371)

See accompanying notes.

166

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

1. Organization

Principal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. At October 31, 2010, the Fund consists of 64 separate funds. The financial statements for Bond & Mortgage Securities Fund, Core Plus Bond Fund I, Disciplined LargeCap Blend Fund, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, International Fund I, International Growth Fund, International Value Fund I, LargeCap Blend Fund II, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap S&P 500 Index Fund, LargeCap Value Fund, LargeCap Value Fund I, LargeCap Value Fund III, MidCap Blend Fund, MidCap Growth Fund, MidCap Growth Fund III, MidCap S&P 400 Index Fund, MidCap Value Fund I, MidCap Value Fund III, Money Market Fund, Principal Capital Appreciation Fund, Principal LifeTime 2010 Fund, Principal LifeTime 2015 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2025 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2035 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2045 Fund, Principal LifeTime 2050 Fund, Principal LifeTime 2055 Fund, Principal LifeTime Strategic Income Fund, Real Estate Securities Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Fund, SmallCap Blend Fund, SmallCap Growth Fund, SmallCap Growth Fund I, SmallCap Growth Fund II, SmallCap S&P 600 Index Fund, SmallCap Value Fund, SmallCap Value Fund I and SmallCap Value Fund II (known as the "Funds") are presented herein. The Funds may offer up to eleven classes of shares: Class A, Class B, Class C, Class J, Class P, Institutional, R-1, R-2, R-3, R-4, and R-5. Information in these financial statements pertains to Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares. Certain detailed financial information for Class A, Class B, Class C, and Class P shares is provided separately.

The sole shareholder of the Class S shares of the Fund redeemed all shares in November 2009. On November 23, 2009 the Class S shares ceased operations.

Effective November 21, 2008, International Fund I acquired all the assets and assumed all the liabilities of Global Equity Fund I pursuant to a plan of acquisition. The acquisition was accomplished by a tax-free exchange of shares from Global Equity Fund I for shares of International Fund I at an approximate exchange rate of .82 for Institutional, R-1, R-4 and R-5 classes of shares, and .83 for R-2 and R-3 classes of shares. The aggregate net assets of Global Equity Fund I and International Fund I immediately prior to the acquisition were approximately $16,187,000 (including approximately $12,069,000 of accumulated realized losses, and $1,000 of unrealized appreciation) and $796,019,000, respectively. The aggregate net assets of International Fund I immediately following the acquisition were $812,206,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Effective November 21, 2008, MidCap Growth Fund III acquired all the assets and assumed all the liabilities of MidCap Growth Fund I pursuant to a plan of acquisition. The acquisition was accomplished by a tax-free exchange of shares from MidCap Growth Fund I for shares of MidCap Growth Fund III at an approximate exchange rate of 1.14, 1.13, 1.14, 1.14, 1.13, 1.10, 1.11, and 1.10 for Class A, Class C, Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares respectively. The aggregate net assets of MidCap Growth Fund I and MidCap Growth Fund III immediately prior to the acquisition were approximately $140,396,000 (including approximately $17,169,000 of accumulated realized losses, and $115,257,000 of unrealized appreciation) and $427,940,000, respectively. The aggregate net assets of MidCap Growth Fund III immediately following the acquisition were $568,336,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Effective November 21, 2008, SmallCap S&P 600 Index Fund acquired all the assets and assumed all the liabilities of SmallCap Blend Fund I pursuant to a plan of acquisition. The acquisition was accomplished by a taxable exchange of shares from SmallCap Blend Fund I for shares of SmallCap S&P 600 Index Fund at an approximate exchange rate of .77, .75, .73, .73, .74 and .74 for Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares respectively. The aggregate net assets of SmallCap Blend Fund I and SmallCap S&P 600 Index Fund immediately prior to the acquisition were approximately $2,535,000 and $273,861,000, respectively. The aggregate net assets of SmallCap S&P 600 Index Fund immediately following the acquisition were $276,396,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Effective December 15, 2008, the initial purchases of $45,000 of Class A and Class C shares and $10,000 of Institutional class shares of Global Diversified Income Fund were made by Principal Management Corporation “the Manager”.

Effective December 15, 2008 the initial purchases of $10,000 of Class J, R-1, R-2, R-3, R-4, and R-5 class shares of Mortgage Securities Fund were made by Principal Life Insurance Company.

Effective March 2, 2009, the initial purchases of $10,000 of Class A, Class B, Class C, and Class J shares of MidCap Value Fund I were made by Principal Life Insurance Company.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

1. Organization (Continued)

Effective March 2, 2009, the initial purchase of $10,000 of Class J shares of SmallCap Value Fund II was made by Principal Life Insurance Company.

Effective April 9, 2009, Mortgage Securities Fund acquired all the assets and assumed all the liabilities of Government & High Quality Bond Fund pursuant to a plan of acquisition. The acquisition was accomplished by a tax-free exchange of shares from Government & High Quality Bond Fund for shares of Mortgage Securities Fund at an approximate exchange rate of .85 for Class A, Class B, Class C, Class J, Institutional, R-1, R-4 and R-5 shares, and an approximate exchange rate of .84 for R-2 and R-3 classes of shares. The aggregate net assets of Government & High Quality Bond Fund and Mortgage Securities Fund immediately prior to the acquisition were approximately $337,801,000 ($63,445,000 of accumulated realized losses, and $9,055,000 of unrealized appreciation) and $992,148,000, respectively. The aggregate net assets of Mortgage Securities Fund immediately following the acquisition were $1,329,949,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Effective May 1, 2009, LargeCap Value Fund I acquired all the assets and assumed all the liabilities of LargeCap Value Fund II pursuant to a plan of acquisition. The acquisition was accomplished by a tax-free exchange of shares from LargeCap Value Fund II for shares of LargeCap Value Fund I at an approximate exchange rate of .80, .80, .81, .81, .81 and .80 for Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares respectively. The aggregate net assets of LargeCap Value Fund II and LargeCap Value Fund I immediately prior to the acquisition were approximately $102,278,000 ($51,724,000 of accumulated realized losses, and $5,542,000 of unrealized depreciation) and $970,593,000, respectively. The aggregate net assets of LargeCap Value Fund I immediately following the acquisition were $1,072,871,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Effective May 1, 2009, MidCap Growth Fund III acquired all the assets and assumed all the liabilities of MidCap Growth Fund II pursuant to a plan of acquisition. The acquisition was accomplished by a tax-free exchange of shares from MidCap Growth Fund II for shares of MidCap Growth Fund III at an approximate exchange rate of .95, .94, .94, .91, .92 and .91 for Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares respectively. The aggregate net assets of MidCap Growth Fund II and MidCap Growth Fund III immediately prior to the acquisition were approximately $196,746,000 ($155,439,000 of accumulated realized losses, and $22,810,000 of unrealized depreciation) and $782,207,000, respectively. The aggregate net assets of MidCap Growth Fund III immediately following the acquisition were $978,953,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Effective May 1, 2009, MidCap Value Fund I acquired all the assets and assumed all the liabilities of MidCap Value Fund II pursuant to a plan of acquisition. The acquisition was accomplished by a tax-free exchange of shares from MidCap Value Fund II for shares of MidCap Value Fund I at an approximate exchange rate of .87, .87, .87, .83, .87, .88, .85, .87, .86 and .87 for Class A, Class B, Class C, Class J, Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares respectively. The aggregate net assets of MidCap Value Fund II and MidCap Value Fund I immediately prior to the acquisition were approximately $237,700,000 ($272,054,000 of accumulated realized losses, and $1,956,000 of unrealized depreciation) and $714,577,000, respectively. The aggregate net assets of MidCap Value Fund I immediately following the acquisition were $952,277,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Effective May 1, 2009, SmallCap Value Fund II acquired all the assets and assumed all the liabilities of SmallCap Value Fund III pursuant to a plan of acquisition. The acquisition was accomplished by a tax-free exchange of shares from SmallCap Value Fund III for shares of SmallCap Value Fund II at an approximate exchange rate of 1.08, 1.21, 1.19, 1.14, 1.15, 1.17 and 1.19 for Class J, Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares respectively. The aggregate net assets of SmallCap Value Fund II and SmallCap Value Fund III immediately prior to the acquisition were approximately $87,710,000 ($46,294,000 of accumulated realized losses, and $9,346,000 of unrealized depreciation) and $151,113,000, respectively. The aggregate net assets of SmallCap Value Fund III immediately following the acquisition were $238,823,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Effective May 1, 2009, SmallCap Growth Fund I acquired all the assets and assumed all the liabilities of SmallCap Growth Fund III pursuant to a plan of acquisition. The acquisition was accomplished by a tax-free exchange of shares from SmallCap Growth Fund III for shares of SmallCap Growth Fund I at an approximate exchange rate of .94, .94, .97, .96, .95 and .95 for Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares, respectively. The aggregate net assets of SmallCap Growth Fund I and SmallCap Growth Fund III immediately prior to the acquisition were approximately $169,225,000 ($187,252,000 of accumulated realized losses, and $19,226,000 of unrealized appreciation) and $145,731,000, respectively. The aggregate net assets of SmallCap Growth Fund I immediately following the acquisition were $314,956,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

1. Organization (Continued)

Effective June 5, 2009, Class C shares of Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, and Principal LifeTime Strategic Income Fund, discontinued operations and converted to Class A shares. The following table reflects the shares and dollars converted to Class A shares. The amounts shown are also included in the statement of changes in net assets as shares sold and dollars sold for Class A and shares redeemed and dollars redeemed for Class C (amounts in thousands).

	Shares	Dollars
Principal LifeTime 2010 Fund	437	$ 3,884
Principal LifeTime 2020 Fund	523	4,717
Principal LifeTime 2030 Fund	639	5,604
Principal LifeTime 2040 Fund	295	2,568
Principal LifeTime 2050 Fund	166	1,396
Principal LifeTime Strategic Income Fund	312	2,821

Effective June 30, 2009, West Coast Equity Fund changed its name to Principal Capital Appreciation Fund. Effective September 30, 2009, Mortgage Securities Fund changed its name to Government & High Quality Bond Fund. Effective September 30, 2009, the initial purchase of $10,000 of Class J shares of Income Fund was made by the Manager.

Effective October 23, 2009, MidCap Blend Fund acquired all the assets and assumed all the liabilities of MidCap Stock Fund pursuant to a plan of acquisition. The acquisition was accomplished by a tax-free exchange of shares from MidCap Stock Fund for shares of MidCap Blend Fund at an approximate exchange rate of 1.22, 1.13, 1.14 and 1.21 for Class A, Class B, Class C, and Institutional classes of shares respectively. The aggregate net assets of MidCap Stock Fund and MidCap Blend Fund immediately prior to the acquisition were approximately $420,171,000 ($303,000 of accumulated realized losses, and $17,851,000 of unrealized appreciation) and $723,874,000, respectively. The aggregate net assets of MidCap Blend Fund immediately following the acquisition were $1,144,045,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Effective December 20, 2009, Money Market Fund acquired all the assets and assumed all the liabilities of Ultra Short Bond Fund pursuant to a plan of acquisition approved by the shareholders on December 15, 2009. The purpose of the acquisition was to combine two funds managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 19,180,000 shares from Ultra Short Bond Fund for 134,909,000 shares valued at 134,909,000 of Money Market Fund at an approximate exchange rate of 7.04, 7.04, 6.99, 7.04, 6.99, 6.99, 7.01, 6.98, 7.03, for Class A, Class C, Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares, respectively. The investment securities of Ultra Short Bond Fund, with a fair value of approximately $131,525,000 and a cost of $131,913,000 at December 20, 2009 were the primary assets acquired by Money Market Fund. For financial reporting purposes, assets received and shares issued by Money Market Fund were recorded at fair value; however, the cost basis of the investments received from Ultra Short Bond Fund were carried forward to align ongoing reporting of Money Market Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Ultra Short Bond Fund and Money Market Fund immediately prior to the acquisition were approximately $134,909,000 (including approximately $64,643,000 of accumulated realized losses) and $1,544,659,000, respectively. The aggregate net assets of Money Market Fund immediately following the acquisition were $1,679,568,000.

Assuming the acquisition had been completed on November 1, 2009, the beginning of the fiscal year for Money Market Fund, Money Market Fund’s pro forma results of operations for the year ended October 31, 2010, would have been $33,000 of net investment income, $324,000 of net realized and unrealized loss on investments, and $357,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Ultra Short Bond Fund that have been included in Money Market Fund’s statement of operations since December 20, 2009.

Effective March 1, 2010, Class B shares of the Funds are no longer available for purchase (including investments through an automated investment plan), except through exchanges and dividend reinvestments. Class B shareholders may continue to hold such shares until they automatically convert to Class A shares. Shareholders who owned class B shares on February 26, 2010 will still receive dividend reinvestments and may continue to exchange their shares for other Fund’s Class B shares in accordance with the Funds’ current policies. All other features of Class B shares, including 12b-1 distribution and/or service fees, contingent deferred sales charge schedules, and conversion features, remain unchanged and continue in effect.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

1. Organization (Continued)

Effective March 1, 2010, the initial purchases of $10,000 of R-1, R-2, R-3, R-4 and R-5 classes of shares of Equity Income Fund, Income Fund and Principal Capital Appreciation Fund, respectively, were made by the Manager.

On June 14, 2010, the Board of Directors of Principal Funds, Inc. approved an acquisition of assets, to be accomplished by a tax-free exchange of shares, of SmallCap Value Fund I by Small Cap Value Fund II. The acquisition was completed on November 12, 2010.

On June 14, 2010, the Board of Directors of Principal Funds, Inc. approved the liquidation of Class A, Class B and Class C shares of each of LargeCap Blend Fund II, LargeCap Growth Fund I, LargeCap Value Fund III, MidCap Growth Fund III, MidCap Value Fund I and SmallCap Growth Fund II, respectively, and Class A and Class C shares of LargeCap Growth Fund III. On November 12, 2010, Classes A, B, and C shares of the Funds liquidated and the proceeds of each liquidation were sent to the shareholders of each of Class A, Class B and Class C.

Effective July 12, 2010, the initial purchases of $10,000 of Class J, R-1, R-2, R-3, R-4 and R-5 classes of shares of Short-Term Income Fund were made by the Manager.

Effective July 23, 2010, LargeCap S&P 500 Index Fund acquired all the assets and assumed all the liabilities of LargeCap Blend Fund I pursuant to a plan of acquisition approved by shareholders on July 15, 2010. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 135,291,000 shares from LargeCap Blend Fund I for 123,760,000 shares valued at 958,374,000 of LargeCap S&P 500 Index Fund at an approximate exchange rate of .92, .89, .93, .92, .91, .92, .92, .93, .92, .91, for Class A, Class B, Class C, Class J, Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares, respectively. The investment securities of LargeCap Blend Fund I, with a fair value of approximately $936,768,000 and a cost of $915,274,000 at July 23, 2010 were the primary assets acquired by LargeCap S&P 500 Index Fund. For financial reporting purposes, assets received and shares issued by LargeCap S&P 500 Index Fund were recorded at fair value; however, the cost basis of the investments received from LargeCap Blend Fund I was carried forward to align ongoing reporting of LargeCap S&P 500 Index Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of LargeCap Blend Fund I and LargeCap S&P 500 Index Fund immediately prior to the acquisition were approximately $958,374,000 ($241,383,000 of accumulated realized losses and $21,494,000 of unrealized appreciation) and $1,199,552,000, respectively. The aggregate net assets of LargeCap S&P 500 Index Fund immediately following the acquisition were $2,157,926,000.

Assuming the acquisition had been completed on November 1, 2009, the beginning of the fiscal year for LargeCap S&P 500 Index Fund, LargeCap S&P 500 Index Fund’s pro forma results of operations for the year ended October 31, 2010, would have been $31,504,000 of net investment income, $262,587,000 of net realized and unrealized gain on investments, and $294,091,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of LargeCap Blend Fund I that have been included in the LargeCap S&P 500 Index Fund’s statement of operations since July 23, 2010.

Effective July 23, 2010, Short-Term Income Fund acquired all the assets and assumed all the liabilities of Short-Term Bond Fund pursuant to a plan of acquisition approved by shareholders on July 15, 2010. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 15,096,000 shares from Short-Term Bond Fund for 11,015,000 shares valued at 132,570,000 of Short-Term Income Fund at an approximate exchange rate of .73 for each class of shares. The investment securities of Short-Term Bond Fund, with a fair value of approximately $129,792,000 and a cost of $127,745,000 at July 23, 2010 were the primary assets acquired by Short-Term Income Fund. For financial reporting purposes, assets received and shares issued by Short-Term Income Fund were recorded at fair value; however, the cost basis of the investments received from Short-Term Bond Fund was carried forward to align ongoing reporting of Short-Term Income Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Short-Term Bond Fund and Short-Term Income Fund immediately prior to the acquisition were approximately $132,570,000 ($46,600,000 of accumulated realized losses and $2,047,000 of unrealized appreciation) and $766,098,000, respectively. The aggregate net assets of Short-Term Income Fund immediately following the acquisition were $898,668,000.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

1. Organization (Continued)

Assuming the acquisition had been completed on November 1, 2009, the beginning of the fiscal year for Short-Term Income Fund, Short-Term Income Fund’s pro forma results of operations for the year ended October 31, 2010, would have been $21,846,000 of net investment income, $20,895,000 of net realized and unrealized gain on investments, and $42,741,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Short-Term Bond Fund that have been included in the Short-Term Income Fund’s statement of operations since July 23, 2010.

On September 23, 2010, the Manager made a payment to Money Market Fund to cover certain realized losses related to prior year security dispositions where the market based valuation had fallen below the value of the security under the amortized cost method. The amount of the payment is included in Money Market Fund’s statement of operations.

Effective September 27, 2010, the initial purchases of $10,000 of Class P shares of each of Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Government & High Quality Bond Fund, High Yield Fund, Income Fund, International Emerging Markets Fund, LargeCap Growth Fund, MidCap Blend Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund and Short-Term Income Fund were made by the Manager.

All classes of shares for each of the Funds represents interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Principal LifeTime 2010 Fund, Principal LifeTime 2015 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2025 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2035 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2045 Fund, Principal LifeTime 2050 Fund, Principal LifeTime 2055 Fund, and Principal LifeTime Strategic Income Fund (collectively, the “Principal LifeTime Funds”) along with the SAM Balanced, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) invest in Institutional Class shares of other series of Principal Funds, Inc. (the "Underlying Funds"). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

The Funds (with the exception of Money Market Fund, Principal LifeTime Funds, and the SAM Portfolios) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are ordinarily not reflected in the Funds’ net asset values. If events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are determined to materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

2. Significant Accounting Policies (Continued)

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates market. Money Market Fund values its securities at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Funds’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The following funds held securities denominated in currencies that exceeded 5% of net assets of the fund:

				International
Diversified		Global Real Estate		Emerging
International Fund		Securities Fund		Markets Fund		International Fund I
Euro	23.3%	United States Dollar	38.5%	United States Dollar	19.4%	Euro	25.1%
British Pound	15.9	Hong Kong Dollar	9.3	Hong Kong Dollar	17.9	British Pound	19.7
Japanese Yen	13.8	Euro	5.6	Taiwan Dollar	11.8	Japanese Yen	15.4
Canadian Dollar	6.6	Japanese Yen	5.4	Brazilian Real	11.7	United States Dollar	10.4
Swiss Franc	6.5			South Korean Won	11.3	Australian Dollar	6.3
				Indian Rupee	5.5	Swiss Franc	5.9
				South African Rand	5.5

International		International
Growth Fund		Value Fund I
Euro	23.0%	Euro	37.5%
British Pound	20.4	Japanese Yen	16.4
Japanese Yen	17.2	British Pound	14.8
Canadian Dollar	10.0	Swiss Franc	8.3
Swiss Franc	9.2	United States Dollar	8.3
Australian Dollar	7.8

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

2. Significant Accounting Policies (Continued)

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

In addition to the expenses that each of the Principal LifeTime Funds and SAM Portfolios bear directly, each of the Principal LifeTime Funds and SAM Portfolios indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the Principal LifeTime Funds and SAM Portfolios may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by each of the Principal LifeTime Funds and SAM Portfolios will vary. Expenses included in the statements of operations of the Principal LifeTime Funds and SAM Portfolios reflect the expenses of each Principal LifeTime Fund and SAM Portfolio and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders. With respect to Money Market Fund, all net investment income and any realized gains from investment transactions are declared as dividends daily to settled shares of record as of that day. With respect to Bond & Mortgage Securities Fund, Government & High Quality Bond Fund, High Yield Fund, Income Fund, Inflation Protection Fund, Short-Term Income Fund, net investment income is declared as dividends daily to settled shares of record as of that day, and all distributions of realized gains from investment transactions are recorded on the ex-dividend date. Dividends and distributions to shareholders of the other Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Global Real Estate Securities Fund and Real Estate Securities Fund receive substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Funds. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of income and distributions for financial statement purposes.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended October 31, 2010, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2007-2010. No examinations are in progress or anticipated at this time.

Foreign Taxes. Certain of the Funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Funds as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.

Gains realized upon the disposition of Indian securities held by the Funds may be subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains. Realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Funds accrue an estimated deferred tax liability for future gains on Indian securities. At October 31, 2010, Diversified International Fund had no foreign tax refund receivable, no deferred tax liability, and an approximate capital loss carryforward of $3,009,000 that expires in 2017, and International Emerging Markets Fund had no foreign tax refund receivable, no deferred tax liability, and an approximate capital loss carryforward of $16,646,000 that expires in 2017, relating to Indian securities.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

2. Significant Accounting Policies (Continued)

Redemption and Exchange Fees. Each of the Funds, except Money Market Fund, imposed a redemption or exchange fee on redemptions or exchanges of $30,000 or more of Class J shares redeemed or exchanged within 30 days after they are purchased. The fee was equal to 1.00% of the total redemption or exchange amount. The fee was paid to the Funds and was intended to offset the trading costs, market impact, and other costs associated with short-term money movements in and out of the Funds. As of September 2010, the fee is no longer charged.

Subsequent Events. Management has evaluated events or transactions that may have occurred since October 31, 2010, that would merit recognition or disclosure in the financial statements.

3. Operating Policies

Foreign Currency Contracts. Certain of the Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing such Fund’s investment objective. The Funds may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Funds enter into forward contracts to purchase or sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar. The foreign currency contracts outstanding as of October 31, 2010 are included in the schedules of investments.

Futures Contracts. The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds (with the exception of Money Market Fund) may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Funds has valued the investments. This may have an adverse effect on each of the Funds’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Funds’ ability to obtain accurate market quotations for purposes of valuing the securities. Information regarding illiquid securities is included with footnote designations in the schedules of investments.

Indemnification. Under the Fund’s by-laws present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Inflation-Indexed Bonds. Certain of the Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statements of operations, even though the Funds would not receive the principal until maturity.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

3. Operating Policies (Continued)

Joint Trading Account. Certain of the Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating Funds’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities.

Line of Credit. The Funds participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with three banks which allow the participants to borrow up to $150 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Fed Funds Rate or LIBOR Rate plus 1.25%. Additionally, a commitment fee is charged at an annual rate of .10% on the amount of the line of credit. During the year ended October 31, 2010, Bond & Mortgage Securities Fund, Disciplined LargeCap Blend Fund, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, High Yield Fund, High Yield Fund I, Inflation Protection Fund, International Emerging Markets Fund, International Fund I, International Growth Fund, International Value Fund I, LargeCap Blend Fund II, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap Value Fund, LargeCap Value Fund I, LargeCap Value Fund III, MidCap Blend Fund, MidCap Growth Fund, MidCap Growth Fund III, MidCap Value Fund I, MidCap Value Fund III, Principal Capital Appreciation Fund, Real Estate Securities Fund, Short-Term Income Fund, SmallCap Growth Fund I, SmallCap Growth Fund II, SmallCap S&P 600 Index Fund, SmallCap Value Fund, SmallCap Value Fund I, and SmallCap Value Fund II each borrowed against the line of credit. The interest expense associated with these borrowings is included in other expenses on the statements of operations.

Mortgage Dollar Rolls. Certain of the Funds have entered into mortgage-dollar-roll transactions, in which the Funds sell mortgage-backed securities and simultaneously agree to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Funds forgo principal and interest paid on the securities, and are compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Funds treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Funds’ portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

Options Contracts. During the period Core Plus Bond Fund I wrote call and put options on futures, swaps, securities and currencies it owns or in which it may invest and inflation floors for both hedging and non-hedging purposes. Writing put options tends to increase a fund’s exposure to the underlying instrument. Writing call options tends to decrease a fund’s exposure to the underlying instrument. When a fund writes a call or put option and inflation floor, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. An inflation floor can give downside protection to investments in inflation-linked products. These liabilities are reflected as options contracts written on the statements of assets and liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a fund may not be able to enter into a closing transaction because of an illiquid market. A fund may also purchase put and call options. Purchasing call options tends to increase a fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a fund’s exposure to the underlying instrument. A fund pays a premium which is included on the fund’s statements of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. Details of options contracts open at year end are included in the Funds' schedules of investments. Transactions in options written during the year ended October 31, 2010, were as follows:

Core Plus Bond Fund I	Number of Contracts	Notional Amount	Premium (thousands)
Beginning of period	2,071	490,500,000	$6,558
Options written	114,508,487	2,451,700,000	19,137
Options expired	(66,209,421)	(1,351,700,000)	(14,799)
Options closed	(389)	(147,900,000)	(627)
Options exercised	(23,300,390)	(395,500,000)	(2,444)
Balance at end of period	25,000,358	1,047,100,000	7,825

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

3. Operating Policies (Continued)

Rebates. Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Reimbursement from Custodian. The Funds have entered into an arrangement with their custodian whereby interest earned on uninvested cash balances is used to offset a portion of each Funds’ expenses. These amounts are shown separately in the statements of operations.

Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in the schedules of investments.

Securities Lending. To earn additional income, certain of the Funds may lend portfolio securities to approved brokerage firms. The Funds receive collateral, generally in the form of cash, against the loaned securities. During the period of the loan, the borrower must maintain collateral in an amount not less than 100% of the market value of the loaned securities. The market value of loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The cash collateral is usually invested in short-term securities and the Funds could realize a loss on such investments. Further, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. As of October 31, 2010, the Funds had no securities on loan.

Senior Floating Rate Interests. The Funds may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

Short Sales. Bond & Mortgage Securities Fund and Core Plus Bond Fund entered into short sales transactions during the period. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. A security sold in a short sale transaction and the interest or dividend payable on the security if any, is reflected as a liability on the statement of assets and liabilities. A Fund is obligated to deliver the security at the market price at the time the short position is closed. Possible losses from short sales may be unlimited.

Swap Agreements. Bond & Mortgage Securities Fund, Core Plus Bond Fund, and Inflation Protection Fund invested in swap agreements during the period. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. A Fund may enter into credit default, interest rate, or total return swap agreements to manage its exposure to credit, interest rate, or market risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

3. Operating Policies (Continued)

In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are valued through a pricing service or using procedures established and periodically reviewed by the Fund’s Board of Directors; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities

Upon termination of swap agreements, the Funds recognize a realized gain or loss. Net periodic payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

Payments received or made at the beginning of the measurement period are reflected as such on the statements of assets and liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized daily over the term of the swap agreement as realized gains or losses on the statements of operations.

Notional principal amounts are used to express the extent of involvement in these agreements. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and the possible lack of liquidity with respect to the swap agreements.

The Funds and any counterparty are required to maintain an agreement that requires the Funds and that counterparty to monitor the net fair value of all derivative transactions entered into pursuant to the contract between the Funds and such counterparty. If the net fair value of such derivatives transactions between the Funds and that counterparty exceeds a certain threshold (as defined in the agreement), the Funds or the counterparty are required to post cash and/or securities as collateral. Fair values of derivatives transactions presented in the financial statements are not netted with the fair values of other derivatives transactions or with any collateral amounts posted by the Funds or any counterparty.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a “credit event”, as defined in the agreement, affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, restructuring, or other event as defined in the agreement. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of a credit event. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of a credit event. As the seller of credit protection, a Fund would add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

3. Operating Policies (Continued)

Credit default swap agreements on corporate issues or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or has exposure to the referenced obligation).

For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2010 for which a Fund is the seller of protection are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Details of credit default swaps where the Funds sold protection as of October 31, 2010 are as follows (amounts shown in thousands):

Credit Default Swaps on Credit Indices – Sell Protection
						Upfront	Unrealized
	Reference	(Pay)/Receive	Expiration	Notional	Market	Premiums	Appreciation/
Counterparty (Issuer)	Entity	Fixed Rate	Date	Amount(1)	Value(2)	Paid/(Received)	(Depreciation)
Core Plus Bond Fund I
Bank of America NA	CDX.IG15.5Y	1.00%	12/20/2015	$50,600	$143	$(148)	$291
Barclays Bank PLC	CDX.HY15.5Y	5.00	12/20/2015	1,400	6	(10)	16
Citibank NA	CDX.IG15.5Y	1.00	12/20/2015	10,800	31	(21)	52
Citibank NA	CDX.HY15.5Y	5.00	12/20/2015	6,600	28	(133)	161
Deutsche Bank AG	CDX.HY15.5Y	5.00	12/20/2015	10,100	42	(75)	117
Deutsche Bank AG	CDX.IG15.5Y	1.00	12/20/2015	22,800	64	(47)	111
Goldman Sachs International	CDX.IG15.5Y	1.00	12/20/2015	10,200	29	(19)	48
Morgan Stanley Capital Services	CDX.HY15.5Y	5.00	12/20/2015	5,100	21	(41)	62
Morgan Stanley Capital Services	CDX.IG15.5Y	1.00	12/20/2015	8,900	25	(18)	43
Royal Bank of Scotland PLC	CDX.HY15.5Y	5.00	12/20/2015	2,500	10	(17)	27
UBS AG STAMFORD	CDX.HY15.5Y	5.00	12/20/2015	3,500	15	(34)	49
			Total	$132,500	$414	$(563)	$977

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection

				Implied
				Credit			Upfront
		(Pay)/		Spread as			Premiums	Unrealized
Counterparty	Reference	Receive	Expiration	of October	Notional	Market	Paid/	Appreciation/
(Issuer)	Entity	Fixed Rate	Date	31, 2010 (3)	Amount(1)	Value(2)	(Received)	(Depreciation)

Core Plus Bond Fund I
Bank of America NA	Berkshire Hathaway Finance		03/20/2015		$2,200	$(16)	$(34)	$18
	Corp; 4.63%; 10/15/2013	1.00%		1.17%
Bank of America NA	France (Govt of) OAT BD;		03/20/2015		1,000	(17)	(14)	(3)
	4.25%; 04/25/2016	0.25		0.65
Bank of America NA	Japanese Govt Bond (20Y);		03/20/2015		500	11	5	6
	2.00%; 03/21/2022	1.00		0.48
Bank of America NA	MetLife Inc; 5.00%;		12/20/2015		3,900	(176)	(216)	40
	06/15/2015	1.00		1.95
Bank of America NA	MetLife Inc; 5.00%;		09/20/2015		9,500	(393)	(596)	203
	06/15/2015	1.00		1.91

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

3. Operating Policies (Continued)

				Implied
				Credit			Upfront
		(Pay)/		Spread as			Premiums	Unrealized
Counterparty	Reference	Receive	Expiration	of October	Notional	Market	Paid/	Appreciation/
(Issuer)	Entity	Fixed Rate	Date	31, 2010 (3)	Amount(1)	Value(2)	(Received) (Depreciation)
Bank of America NA	United Mexican States;		09/20/2015		$ 300	$ (1)	$ (4)	$ 3
	7.50%; 04/08/2033	1.00%		1.05%
Barclays Bank PLC	Citigroup Inc; 6.50%;		03/20/2011		400	—	(1)	1
	01/18/2011	1.00		0.88
Barclays Bank PLC	Merrill Lynch & Co; 5.00%;		12/20/2011		6,200	(12)	(15)	3
	01/15/2015	1.00		1.17
Barclays Bank PLC	Republic of Brazil Global		06/20/2015		500	1	(6)	7
	Bond; 12.25%; 03/06/2030	1.00		0.97
Barclays Bank PLC	United Mexican States;		03/20/2015		1,500	—	(29)	29
	7.50%; 04/08/2033	1.00		1.01
Citibank NA	France (Govt of) OAT BD;		03/20/2015		1,400	(24)	(19)	(5)
	4.25%; 04/25/2019	0.25		0.65
Citibank NA	Republic of Brazil Global		06/20/2015		1,000	1	(26)	27
	Bond; 12.25%; 03/06/2030	1.00		0.97
Citibank NA	Republic of Brazil Global	1.00	09/20/2015	0.99	1,000	1	(15)	16
	Bond; 12.25%; 03/06/2030
Citibank NA	United Mexican States;	1.00	03/20/2015	1.01	1,500	—	(29)	29
	7.50%; 04/08/2033
Citibank NA	United Mexican States;	1.00	09/20/2015	1.05	700	(1)	(10)	9
	7.50%; 04/08/2033
Deutsche Bank AG	General Electric Capital	4.30	12/20/2013	1.28	300	28	—	28
	Corp; 5.63%; 09/15/2017
Deutsche Bank AG	General Electric Capital	4.75	12/20/2013	1.28	100	11	—	11
	Corp; 5.63%; 09/15/2017
Deutsche Bank AG	General Electric Capital	4.90	12/20/2013	1.28	300	33	—	33
	Corp; 5.63%; 09/15/2017
Deutsche Bank AG	General Electric Capital	4.23	12/20/2013	1.28	800	72	—	72
	Corp; 5.63%; 09/15/2017
Deutsche Bank AG	Japanese Govt Bond (20Y);	1.00	03/20/2015	0.48	1,000	22	10	12
	2.00%; 03/21/2022
Deutsche Bank AG	Republic of Brazil Global	1.00	06/20/2015	0.97	600	1	(5)	6
	Bond; 12.25%; 03/06/2030
Deutsche Bank AG	Republic of Indonesia;	1.00	09/20/2015	1.28	500	(6)	(11)	5
	6.75%; 03/10/2014
Deutsche Bank AG	UK Gilt; 4.25%; 06/07/2032	1.00	12/20/2014	0.46	200	4	1	3
Deutsche Bank AG	United Mexican States;	1.00	03/20/2015	1.01	800	—	(15)	15
	7.50%; 04/08/2033
Goldman Sachs	Berkshire Hathaway Finance	1.00	03/20/2015	1.17	1,100	(8)	(17)	9
International	Corp; 4.63%; 10/15/2013
Goldman Sachs	Citigroup Inc; 6.50%;	1.00	03/20/2011	0.88	500	—	(1)	1
International	01/18/2011
Goldman Sachs	France (Govt of) OAT BD;	0.25	12/20/2015	0.70	400	(9)	(8)	(1)
International	4.25%; 04/25/2019
Goldman Sachs	France (Govt of) OAT BD;	0.25	03/20/2015	0.65	900	(16)	(14)	(2)
International	4.25%; 04/25/2019
Goldman Sachs	Republic of Brazil Bond;	1.00	06/20/2015	0.97	500	1	(6)	7
International	12.25%; 03/06/2030
Goldman Sachs		1.00	12/20/2015	0.54	1,000	23	23	—
International	UK Gilt; 4.25%; 06/07/2032
Goldman Sachs		1.00	12/20/2015	0.54	2,100	47	47	—
International	UK Gilt; 4.25%; 06/07/2032
Goldman Sachs		1.00	06/20/2015	0.51	12,300	274	100	174
International	UK Gilt; 4.25%; 06/07/2032
HSBC Bank USA,	Republic of Brazil Global	1.00	06/20/2015	0.97	4,400	6	(43)	49
N.A.	Bond; 12.25%; 03/06/2030
HSBC Bank USA,	Republic of Brazil Global	1.00	06/20/2015	0.97	2,100	3	(19)	22
N.A.	Bond; 12.25%; 03/06/2030
HSBC Bank USA,	Republic of Brazil Global	1.00	06/20/2015	0.97	1,900	2	(47)	49
N.A.	Bond; 12.25%; 03/06/2030
HSBC Bank USA,	Republic of Brazil Global	1.00	09/20/2015	0.99	1,500	1	(14)	15
N.A.	Bond; 12.25%; 03/06/2030
Morgan Stanley	Citigroup Inc; 6.50%;	1.00	06/20/2011	0.88	500	—	(1)	1
Capital Services Inc	01/18/2011

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

3. Operating Policies (Continued)

				Implied
				Credit			Upfront
		(Pay)/		Spread as			Premiums	Unrealized
Counterparty	Reference	Receive	Expiration	of October	Notional	Market	Paid/	Appreciation/
(Issuer)	Entity	Fixed Rate	Date	31, 2010 (3)	Amount(1)	Value(2)	(Received) (Depreciation)
Morgan Stanley	Citigroup Inc; 6.50%;	1.00%	06/20/2011	0.88%	$ 400	$ —	$ (1)	$ 1
Capital Services Inc	01/15/2011
Morgan Stanley	Republic of Brazil Global	1.00	06/20/2015	0.97	600	1	(5)	6
Capital Services Inc	Bond; 12.25%; 03/06/2030
Royal Bank of	France (Govt of) OAT BD;	0.25	03/20/2015	0.65	1,400	(24)	(21)	(3)
Scotland PLC	4.25%; 04/25/2019
Royal Bank of	France (Govt of) OAT BD;	0.25	12/20/2015	0.70	700	(15)	(13)	(2)
Scotland PLC	4.25%; 04/25/2019
Royal Bank of	United Mexican States;	1.00	09/20/2015	1.05	2,100	(4)	(22)	18
Scotland PLC	7.50%; 04/08/2033
UBS AG Stamford	Berkshire Hathaway Finance	1.00	03/20/2015	1.17	1,100	(8)	(17)	9
	Corp; 4.63%; 10/15/2013
UBS AG Stamford	Citigroup Inc; 6.50%;	1.00	03/20/2011	0.88	1,200	1	(2)	3
	01/18/2011
UBS AG Stamford	Republic of Brazil Global	1.00	09/20/2015	0.99	500	—	(5)	5
	Bond; 12.25%; 03/06/2030
UBS AG Stamford	US Treasury Note; 4.88%;	0.25	09/20/2015	0.39	10,100	(92)	(144)	52
	08/15/2016
				Total	$83,500	$(278)	$(1,259)	$981

(1) The maximum potential payment amount the Fund could be required to make as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The market price and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default swap as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3) Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swaps involve the commitment to pay or receive a floating rate of interest in exchange for a fixed rate of interest based on the same notional amount.

As of October 31, 2010, counterparties had pledged collateral for swap agreements of $3,845,000 for Core Plus Bond Fund I.

Details of swap agreements open at period end are included in the Funds' schedules of investments.

To Be Announced Securities. The Funds may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the Funds commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the Funds, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. The securities purchased on a TBA or when-issued basis are identified as such in the Funds’ schedule of investments.

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

3. Operating Policies (Continued)

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

During 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of FNMA and FHLMC and of any stockholder of FNMA and FHLMC. The U.S. Department of the Treasury then announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Department of the Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Department of the Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Department of the Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Department of the Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Department of the Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program expired in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations associated with its mortgage-backed securities.

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts shown in thousands):

	Asset Derivatives October 31, 2010		Liability Derivatives October 31, 2010
Derivatives not accounted for		Fair		Fair
as hedging instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Bond & Mortgage Securities Fund
Credit contracts	Receivables, Net Assets Consist of Net unrealized	$135	Payables, Net Assets Consist of Net unrealized	$2,599
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Foreign exchange contracts	Receivables	8	Payables	228
Interest rate contracts			Payables, Net Assets Consist of Net unrealized	392
			appreciation (depreciation) of investments

	Total	$143		$3,219
Core Plus Bond Fund I
Credit contracts	Receivables, Net Assets Consist of Net unrealized	$1,993	Payables, Net Assets Consist of Net unrealized	$18
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Foreign exchange contracts	Receivables	$9,327	Payables	$5,402
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$12,621*	Payables, Net Assets Consist of Net unrealized	$1,322*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
	Total	$23,941		$6,742
Disciplined LargeCap Blend Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$5*
	appreciation (depreciation) of investments
Global Real Estate Securities Fund
Foreign exchange contracts	Receivables	$12	Payables	$15
Inflation Protection Fund
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$319*	Payables, Net Assets Consist of Net unrealized	$102*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
International Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$2,184*
	appreciation (depreciation) of investments
International Value Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$2,560*
	appreciation (depreciation) of investments
LargeCap Blend Fund II
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$332*
	appreciation (depreciation) of investments
LargeCap Growth Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$4,170*
	appreciation (depreciation) of investments

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2010

3. Operating Policies (Continued)

	Asset Derivatives October 31, 2010		Liability Derivatives October 31, 2010
Derivatives not accounted for		Fair		Fair
as hedging instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
LargeCap Growth Fund II
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$713*
appreciation (depreciation) of investments
Foreign exchange contracts			Payables	$5
	Total	$713		$5
LargeCap S&P 500 Index Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$1,503*
appreciation (depreciation) of investments
LargeCap Value Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$770*
appreciation (depreciation) of investments
LargeCap Value Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$32*
appreciation (depreciation) of investments
LargeCap Value Fund III
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$845*
appreciation (depreciation) of investments
MidCap Growth Fund III
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$853*
appreciation (depreciation) of investments
MidCap S&P 400 Index Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$275*
appreciation (depreciation) of investments
MidCap Value Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$2,610*
appreciation (depreciation) of investments
MidCap Value Fund III
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$15*
appreciation (depreciation) of investments
Short-Term Income Fund
Interest rate contracts			Payables, Net Assets Consist of Net unrealized	$863*
appreciation (depreciation) of investments
SmallCap Blend Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$175*
appreciation (depreciation) of investments
SmallCap Growth Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$196*
appreciation (depreciation) of investments
SmallCap Growth Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$2,326*
appreciation (depreciation) of investments
SmallCap Growth Fund II
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$108*
appreciation (depreciation) of investments
SmallCap S&P 600 Index Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$53*
appreciation (depreciation) of investments
SmallCap Value Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$90*
appreciation (depreciation) of investments
SmallCap Value Fund II
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$3,212*
appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2010

3. Operating Policies (Continued)

Derivatives Not		Realized Gain or (Loss)	Change in Unrealized Appreciation
Accounted for as	Location of Gain or (Loss) On Derivatives Recognized in	on Derivatives Recognized	or (depreciation) of Derivatives
Hedging Instruments	Operations	in Operations	Recognized in Operations
Bond & Mortgage Securities Fund
Credit contracts	Net realized gain (loss) from Swap agreements/Change in	$(31,169)	$17,516
	unrealized appreciation/depreciation of Swap agreements
Foreign exchange	Net realized gain (loss) from Foreign currency	99	(220)
contracts	transactions/Change in unrealized appreciation/depreciation of
	Translation of assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Futures contracts and Swap	(886)	(171)
	agreements/Change in unrealized appreciation/depreciation of
	Futures contracts and Swap agreements
	Total	$(31,956)	$17,125
Core Plus Bond Fund I
Credit contracts	Net realized gain (loss) from Swap agreements/Change in	$669	$1,837
	unrealized appreciation/depreciation of Swap agreements
Foreign exchange	Net realized gain (loss) from Foreign currency	14	3,471
contracts	transactions/Change in unrealized appreciation/depreciation of
	Translation of assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Futures contracts and Swap	78,275	(2,894)
	agreements/Change in unrealized appreciation/depreciation of
	Futures contracts and Swap agreements
	Total	$78,958	$2,414
Disciplined LargeCap Blend Fund
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$349	$332
	unrealized appreciation/depreciation of Futures contracts
Global Diversified Income Fund
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$47	$ —
	unrealized appreciation/depreciation of Futures contracts
Global Real Estate Securities fund
Foreign exchange	Net realized gain (loss) from Foreign currency	$(5)	$7
contracts	transactions/Change in unrealized appreciation/depreciation of
	Translation of assets and liabilities in foreign currencies
Inflation Protection Fund
Interest rate contracts	Net realized gain (loss) from Futures contracts and Swap	$1,266	$86
	agreements/Change in unrealized appreciation/depreciation of
	Futures contracts and Swap agreements
International Fund I
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$(7,610)	$3,659
	unrealized appreciation/depreciation of Futures contracts
International Value Fund I
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$(1,955)	$3,537
	unrealized appreciation/depreciation of Futures contracts
LargeCap Blend Fund II
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$872	$630
	unrealized appreciation/depreciation of Futures contracts
LargeCap Growth Fund I
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$2,119	$5,320
	unrealized appreciation/depreciation of Futures contracts
LargeCap Growth Fund II
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$2,423	$1,801
	unrealized appreciation/depreciation of Futures contracts
Foreign exchange	Net realized gain (loss) from Foreign currency	230	(18)
contracts	transactions/Change in unrealized appreciation/depreciation of
	Translation of assets and liabilities in foreign currencies
	Total	$2,653	$1,783
LargeCap S&P 500 Index Fund
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$(4,349)	$2,119
	unrealized appreciation/depreciation of Futures contracts
LargeCap Value Fund
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$(496)	$1,136
	unrealized appreciation/depreciation of Futures contracts
LargeCap Value Fund I
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$2,579	$1,133
	unrealized appreciation/depreciation of Futures contracts
LargeCap Value Fund III
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$(151)	$1,726
	unrealized appreciation/depreciation of Futures contracts

	NOTES TO FINANCIAL STATEMENTS
	PRINCIPAL FUNDS, INC.
	October 31, 2010

3. Operating Policies (Continued)

			Change in Unrealized
Derivatives Not		Realized Gain or (Loss)	Appreciation or (depreciation)
Accounted for as	Location of Gain or (Loss) On Derivatives Recognized in	on Derivatives Recognized	of Derivatives
Hedging Instruments	Operations	in Operations	Recognized in Operations
MidCap Growth Fund III
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$3,473	$3,362
	unrealized appreciation/depreciation of Futures contracts
MidCap S&P 400 Index Fund
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$553	$416
	unrealized appreciation/depreciation of Futures contracts
MidCap Value Fund I
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$5,149	$4,581
	unrealized appreciation/depreciation of Futures contracts
MidCap Value Fund III
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$96	$39
	unrealized appreciation/depreciation of Futures contracts
Short-Term Income Fund
Interest rate contracts	Net realized gain (loss) from Futures contracts/Change in	$(2,733)	$(544)
	unrealized appreciation/depreciation of Futures contracts
SmallCap Blend Fund
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$251	$244
	unrealized appreciation/depreciation of Futures contracts
SmallCap Growth Fund
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$304	$236
	unrealized appreciation/depreciation of Futures contracts
SmallCap Growth Fund I
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$1,326	$4,291
	unrealized appreciation/depreciation of Futures contracts
SmallCap Growth Fund II
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$903	$559
	unrealized appreciation/depreciation of Futures contracts
SmallCap S&P 600 Index Fund
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$(2,218)	$663
	unrealized appreciation/depreciation of Futures contracts
SmallCap Value Fund
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$278	$ —
	unrealized appreciation/depreciation of Futures contracts
SmallCap Value Fund I
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$(833)	$508
	unrealized appreciation/depreciation of Futures contracts
SmallCap Value Fund II
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$(2,348)	$4,494
	unrealized appreciation/depreciation of Futures contracts

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by the certain of the Funds and the notional values of the futures contracts will vary in accordance with changing cash balances. Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of Bond & Mortgage Securities Fund, Core Plus Bond Fund, Inflation Protection Fund, and Short-Term Income Fund. The notional values of the futures contracts will vary in accordance with changing duration of these funds. The level of other derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the Funds throughout the year ended October 31, 2010.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

4. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

”Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

”Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

”Level 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs. Frequently, fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Fund are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Fund’s assets and liabilities. Certain transfers may occur as a result of the Fund’s valuation policies for international securities which involve fair value estimates based on observable market inputs when significant events occur between the local close and the time the net asset value of the Fund is calculated. As of October 31, 2010, the following amounts were transferred from Level 2 to Level 1: $787,489,295, $3,784,823, $503,063,739, $832,594,954, $649,367,616, $615,416,767 in the Diversified International Fund, Global Real Estate Securities Fund, International Emerging Markets Fund, International Fund I, International Growth Fund, International Value Fund I, respectively. There were no significant transfers into or out of Level 3.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

4. Fair Valuation (Continued)

The following is a summary of the inputs used as of October 31, 2010, in valuing the Funds’ securities carried at value (amounts shown in thousands):

Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
Bond & Mortgage Securities Fund
Bonds	$ —	$ 1,179,466	$ 35,492	$ 1,214,958
Common Stocks
Technology	—	—	66	66
Convertible Bonds	—	3,459	—	3,459
Convertible Preferred Stocks
Consumer, Cyclical	—	994	—	994
Municipal Bonds	—	7,732	—	7,732
Repurchase Agreements	—	59,837	—	59,837
Senior Floating Rate Interests	—	37,537	—	37,537
U.S. Government & Government Agency Obligations	—	827,041	—	827,041
Total investments in securities $	—	$ 2,116,066	$ 35,558	$ 2,151,624
Assets
Credit Contracts**
Credit Default Swaps	$ —	$ 135	$ —	$ 135
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —	$ 8	$ —	$ 8
Liabilities
Credit Contracts**
Credit Default Swaps	$ —	$ (2,599)	$ —	$ (2,599)
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —	$ (228)	$ —	$ (228)
Interest Rate Contracts**
Interest Rate Swaps	$ —	$ (392)	$ —	$ (392)

Core Plus Bond Fund I
Bonds	$ —	$ 1,175,251	$ 44,294	$ 1,219,545
Convertible Bonds	—	14,547	—	14,547
Convertible Preferred Stocks
Financial	—	5,800	—	5,800
Municipal Bonds	—	74,518	—	74,518
Repurchase Agreements	—	88,100	—	88,100
Senior Floating Rate Interests	—	2,319	—	2,319
U.S. Government & Government Agency Obligations	—	2,044,668	—	2,044,668
Total investments in securities $	—	$ 3,405,203	$ 44,294	$ 3,449,497
Assets
Credit Contracts**
Credit Default Swaps	$ —	$ 1,777	$ 197	$ 1,974
Credit Default Swaptions	$ —	$ —	$ 19	$ 19
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —	$ 9,273	$ —	$ 9,273
Interest Rate Contracts**
Forward Volatility Agreements	$ —	$ —	$ 4	$ 4
Futures	$ 3,738	$ —	$ —	$ 3,738
Inflation Floors	$ —	$ —	$ 21	$ 21
Interest Rate Swaps	$ —	$ 2,047	$ 4,181	$ 6,228
Interest Rate Swaptions	$ —	$ 2,605	$ —	$ 2,605
Written Options	$ —	$ 25	$ —	$ 25
Liabilities
Credit Contracts**
Credit Default Swaps	$ —	$ (16)	$ —	$ (16)
Credit Default Swaptions	$ —	$ —	$ (2)	$ (2)
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —	$ (5,348)	$ —	$ (5,348)
Interest Rate Contracts**
Forward Volatility Agreements	$ —	$ —	$ (7)	$ (7)
Futures	$ (41)	$ —	$ —	$ (41)
Inflation Floors	$ —	$ —	$ (15)	$ (15)
Interest Rate Swaps	$ —	$ (792)	$ —	$ (792)
Interest Rate Swaptions	$ —	$ (368)	$ —	$ (368)
Written Options	$ —	$ (99)	$ —	$ (99)

Disciplined LargeCap Blend Fund
Common Stocks*	$ 827,178	$ —	$ —	$ 827,178
Total investments in securities $	827,178	$ —	$ —	$ 827,178
Assets
Equity Contracts**
Futures	$ 5	$ —	$ —	$ 5

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2010

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Diversified International Fund
Common Stocks
Basic Materials	$ 194,849	$ —	$ —	$ 194,849
Communications	155,544	750	—	156,294
Consumer, Cyclical	236,067	—	—	236,067
Consumer, Non-cyclical	279,825	—	—	279,825
Diversified	23,795	—	—	23,795
Energy	155,220	—	—	155,220
Financial	396,273	1,828	—	398,101
Industrial	180,612	—	—	180,612
Technology	64,174	—	—	64,174
Utilities	51,282	—	—	51,282
Preferred Stocks
Basic Materials	—	9,417	—	9,417
Communications	8,927	—	—	8,927
Consumer, Cyclical	329	—	—	329
Consumer, Non-cyclical	10,676	—	—	10,676
Diversified	—	2,483	—	2,483
Financial	—	7,324	—	7,324
Repurchase Agreements	—	5,380	—	5,380
Total investments in securities $	1,757,573	$ 27,182	$ —	$ 1,784,755

Equity Income Fund
Bonds	$ —	$ 1,505	$ —	$ 1,505
Common Stocks
Basic Materials	54,000	—	—	54,000
Communications	177,761	—	—	177,761
Consumer, Cyclical	279,835	—	—	279,835
Consumer, Non-cyclical	529,392	—	—	529,392
Energy	313,956	—	—	313,956
Financial	601,600	—	—	601,600
Industrial	289,682	—	—	289,682
Technology	176,605	—	—	176,605
Utilities	175,114	—	—	175,114
Preferred Stocks
Financial	—	20,728	—	20,728
Repurchase Agreements	—	61,346	—	61,346
Total investments in securities $	2,597,945	$ 83,579	$ —	$ 2,681,524

Global Diversified Income Fund
Bonds	$ —	$ 651,183	$ 13,928	$ 665,111
Common Stocks
Basic Materials	4,762	—	—	4,762
Communications	7,673	—	—	7,673
Consumer, Cyclical	12,485	—	—	12,485
Consumer, Non-cyclical	11,908	—	—	11,908
Diversified	1,945	—	—	1,945
Energy	117,160	—	—	117,160
Exchange Traded Funds	539	—	—	539
Financial	110,713	—	1	110,714
Industrial	7,033	—	—	7,033
Technology	975	—	—	975
Utilities	5,910	—	—	5,910
Convertible Bonds	—	84	—	84
Convertible Preferred Stocks
Financial	2,259	2,300	—	4,559
Preferred Stocks
Communications	811	3,341	—	4,152
Energy	148	—	—	148
Financial	36,543	41,993	7,362	85,898
Government	6,876	—	—	6,876
Utilities	—	1,219	—	1,219
Repurchase Agreements	—	22,051	—	22,051
Senior Floating Rate Interests	—	39,189	—	39,189
Total investments in securities $	327,740	$ 761,360	$ 21,291	$ 1,110,391

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2010

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Global Real Estate Securities Fund
Common Stocks
Consumer, Cyclical	$ 140	$ —	$ —	$ 140
Consumer, Non-cyclical	148	—	—	148
Diversified	177	—	—	177
Financial	17,163	—	—	17,163
Total investments in securities $	17,628	$ —	$ —	$ 17,628
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —	$ 9	$ —	$ 9
Liabilities
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —	$ (12)	$ —	$ (12)

Government & High Quality Bond Fund
Bonds	$ —	$ 483,225	$ 58,737	$ 541,962
Repurchase Agreements	—	27,006	—	27,006
U.S. Government & Government Agency Obligations	—	1,131,037	—	1,131,037
Total investments in securities $	—	$ 1,641,268	$ 58,737	$ 1,700,005

High Yield Fund
Bonds	$ —	$ 2,791,490	$ 33,814	$ 2,825,304
Common Stocks
Consumer, Cyclical	30,983	—	—	30,983
Consumer, Non-cyclical	—	—	2	2
Energy	—	—	—	—
Financial	—	—	—	—
Technology	—	—	726	726
Convertible Bonds	—	59,818	—	59,818
Convertible Preferred Stocks
Consumer, Cyclical	—	21,619	—	21,619
Preferred Stocks
Government	—	689	—	689
Repurchase Agreements	—	195,022	—	195,022
Senior Floating Rate Interests	—	393,700	—	393,700
Total investments in securities $	30,983	$ 3,462,338	$ 34,542	$ 3,527,863

High Yield Fund I
Bonds	$ —	$ 1,117,097	$ 12,575	$ 1,129,672
Common Stocks
Basic Materials	11,603	—	—	11,603
Communications	60	—	—	60
Consumer, Cyclical	—	—	124	124
Consumer, Non-cyclical	960	—	109	1,069
Industrial	2,927	—	—	2,927
Technology	295	—	2,070	2,365
Convertible Bonds	—	—	117	117
Convertible Preferred Stocks
Consumer, Cyclical	1,482	—	—	1,482
Preferred Stocks
Consumer, Cyclical	209	418	—	627
Consumer, Non-cyclical	—	—	58	58
Financial	827	632	4,152	5,611
Repurchase Agreements	—	23,383	—	23,383
Senior Floating Rate Interests	—	75,803	—	75,803
Total investments in securities $	18,363	$ 1,217,333	$ 19,205	$ 1,254,901

Income Fund
Bonds	$ —	$ 929,259	$ 12,789	$ 942,048
Common Stocks
Energy	—	—	—	—
Financial	—	—	—	—
Convertible Bonds	—	19,168	—	19,168
Repurchase Agreements	—	52,758	—	52,758
Senior Floating Rate Interests	—	10,207	—	10,207
U.S. Government & Government Agency Obligations	—	296,152	—	296,152
Total investments in securities $	—	$ 1,307,544	$ 12,789	$ 1,320,333

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2010

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Inflation Protection Fund
Bonds	$ —	$ 16,484	$ 6,520	$ 23,004
U.S. Government & Government Agency Obligations	—	550,359	—	550,359
Total investments in securities $	—	$ 566,843	$ 6,520	$ 573,363
Assets
Interest Rate Contracts**
Futures	$ 187	$ —	$ —	$ 187
Interest Rate Swaps	$ —	$ 132	$ —	$ 132
Liabilities
Interest Rate Contracts**
Futures	$ (15)	$ —	$ —	$ (15)
Interest Rate Swaps	$ —	$ (87)	$ —	$ (87)

International Emerging Markets Fund
Common Stocks
Basic Materials	$ 158,508	$ —	$ —	$ 158,508
Communications	127,397	3,797	—	131,194
Consumer, Cyclical	183,157	—	—	183,157
Consumer, Non-cyclical	110,720	—	—	110,720
Diversified	42,444	—	—	42,444
Energy	194,932	8,471	—	203,403
Financial	336,507	7,549	—	344,056
Industrial	121,700	—	—	121,700
Technology	115,279	—	—	115,279
Utilities	18,047	—	—	18,047
Preferred Stocks
Basic Materials	—	48,822	—	48,822
Diversified	—	12,625	—	12,625
Financial	—	36,056	—	36,056
Repurchase Agreements	—	1,849	—	1,849
Total investments in securities $	1,408,691	$ 119,169	$ —	$ 1,527,860

International Fund I
Common Stocks
Basic Materials	$ 140,580	$ —	$ —	$ 140,580
Communications	87,307	—	—	87,307
Consumer, Cyclical	177,164	—	—	177,164
Consumer, Non-cyclical	232,600	—	—	232,600
Diversified	44,694	—	—	44,694
Energy	118,093	—	—	118,093
Financial	309,466	—	—	309,466
Industrial	110,809	—	—	110,809
Technology	46,160	—	—	46,160
Utilities	35,368	—	—	35,368
Preferred Stocks
Consumer, Cyclical	74	—	—	74
Consumer, Non-cyclical	440	—	—	440
Repurchase Agreements	—	83,939	—	83,939
Total investments in securities $	1,302,755	$ 83,939	$ —	$ 1,386,694
Assets
Equity Contracts**
Futures	$ 2,184	$ —	$ —	$ 2,184

International Growth Fund
Common Stocks
Basic Materials	$ 239,598	$ —	$ —	$ 239,598
Communications	29,289	—	—	29,289
Consumer, Cyclical	216,792	—	—	216,792
Consumer, Non-cyclical	349,690	—	—	349,690
Diversified	7,276	—	—	7,276
Energy	88,541	—	—	88,541
Financial	173,462	—	—	173,462
Industrial	191,437	—	—	191,437
Technology	44,859	—	—	44,859
Utilities	30,057	—	—	30,057
Preferred Stocks
Communications	8,094	—	—	8,094
Consumer, Non-cyclical	9,609	—	—	9,609
Repurchase Agreements	—	16,695	—	16,695
Total investments in securities $	1,388,704	$ 16,695	$ —	$ 1,405,399

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2010

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

International Value Fund I
Common Stocks
Basic Materials	$ 108,117	$ —	$ —	$ 108,117
Communications	90,756	—	—	90,756
Consumer, Cyclical	118,816	—	—	118,816
Consumer, Non-cyclical	107,750	—	—	107,750
Diversified	8,679	—	—	8,679
Energy	54,847	—	—	54,847
Financial	258,763	—	—	258,763
Industrial	207,417	—	—	207,417
Technology	29,731	—	—	29,731
Utilities	51,370	—	—	51,370
Repurchase Agreements	—	79,373	—	79,373
Total investments in securities $	1,036,246	$ 79,373	$ —	$ 1,115,619
Assets
Equity Contracts**
Futures	$ 2,560	$ —	$ —	$ 2,560

LargeCap Blend Fund II
Common Stocks*	$ 713,078	$ —	$ —	$ 713,078
Repurchase Agreements	—	19,405	—	19,405
Total investments in securities $	713,078	$ 19,405	$ —	$ 732,483
Assets
Equity Contracts**
Futures	$ 332	$ —	$ —	$ 332

LargeCap Growth Fund
Common Stocks*	$ 2,312,865	$ —	$ —	$ 2,312,865
Repurchase Agreements	—	64,821	—	64,821
Total investments in securities $	2,312,865	$ 64,821	$ —	$ 2,377,686

LargeCap Growth Fund I
Common Stocks*	$ 2,770,399	$ —	$ —	$ 2,770,399
Repurchase Agreements	—	89,425	—	89,425
Total investments in securities $	2,770,399	$ 89,425	$ —	$ 2,859,824
Assets
Equity Contracts**
Futures	$ 4,170	$ —	$ —	$ 4,170

LargeCap Growth Fund II
Common Stocks*	$ 1,327,756	$ —	$ —	$ 1,327,756
Repurchase Agreements	—	20,952	—	20,952
Total investments in securities $	1,327,756	$ 20,952	$ —	$ 1,348,708
Assets
Equity Contracts**
Futures	$ 713	$ —	$ —	$ 713
Liabilities
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —	$ (5)	$ —	$ (5)

LargeCap S&P 500 Index Fund
Common Stocks*	$ 2,250,702	$ —	$ —	$ 2,250,702
Repurchase Agreements	—	48,702	—	48,702
Total investments in securities $	2,250,702	$ 48,702	$ —	$ 2,299,404
Assets
Equity Contracts**
Futures	$ 1,503	$ —	$ —	$ 1,503

LargeCap Value Fund
Common Stocks*	$ 1,161,350	$ —	$ —	$ 1,161,350
Repurchase Agreements	—	16,958	—	16,958
Total investments in securities $	1,161,350	$ 16,958	$ —	$ 1,178,308
Assets
Equity Contracts**
Futures	$ 770	$ —	$ —	$ 770

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2010

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

LargeCap Value Fund I
Common Stocks*	$ 2,208,292		$ —	$ —	$ 2,208,292
Repurchase Agreements		—	44,672	—	44,672
	Total investments in securities $	2,208,292	$ 44,672	$ —	$ 2,252,964
Assets
Equity Contracts**
Futures	$ 32		$ —	$ —	$ 32

LargeCap Value Fund III
Common Stocks*	$ 1,724,051		$ —	$ —	$ 1,724,051
Repurchase Agreements		—	33,894	—	33,894
	Total investments in securities $	1,724,051	$ 33,894	$ —	$ 1,757,945
Assets
Equity Contracts**
Futures	$ 845		$ —	$ —	$ 845

MidCap Blend Fund
Common Stocks
Basic Materials	$ 64,839		$ —	$ —	$ 64,839
Communications		195,061	—	—	195,061
Consumer, Cyclical		149,221	—	—	149,221
Consumer, Non-cyclical		265,332	—	—	265,332
Diversified		20,306	—	—	20,306
Energy		138,160	—	—	138,160
Financial		229,566	2,817	—	232,383
Industrial		35,950	—	—	35,950
Technology		80,526	—	—	80,526
Utilities		45,422	—	—	45,422
Repurchase Agreements		—	11,389	—	11,389
	Total investments in securities $	1,224,383	$ 14,206	$ —	$ 1,238,589

MidCap Growth Fund
Common Stocks*	$ 109,543		$ —	$ —	$ 109,543
Repurchase Agreements		—	3,401	—	3,401
	Total investments in securities $	109,543	$ 3,401	$ —	$ 112,944

MidCap Growth Fund III
Common Stocks*	$ 1,321,954		$ —	$ —	$ 1,321,954
Repurchase Agreements		—	29,084	—	29,084
	Total investments in securities $	1,321,954	$ 29,084	$ —	$ 1,351,038
Assets
Equity Contracts**
Futures	$ 853		$ —	$ —	$ 853

MidCap S&P 400 Index Fund
Common Stocks*	$ 328,242		$ —	$ —	$ 328,242
Repurchase Agreements		—	10,361	—	10,361
	Total investments in securities $	328,242	$ 10,361	$ —	$ 338,603
Assets
Equity Contracts**
Futures	$ 275		$ —	$ —	$ 275

MidCap Value Fund I
Common Stocks*	$ 1,404,499		$ —	$ —	$ 1,404,499
Repurchase Agreements		—	42,215	—	42,215
	Total investments in securities $	1,404,499	$ 42,215	$ —	$ 1,446,714
Assets
Equity Contracts**
Futures	$ 2,610		$ —	$ —	$ 2,610

MidCap Value Fund III
Common Stocks*	$ 93,282		$ —	$ —	$ 93,282
Repurchase Agreements		—	284	—	284
	Total investments in securities $	93,282	$ 284	$ —	$ 93,566
Assets
Equity Contracts**
Futures	$ 15		$ —	$ —	$ 15

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2010

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
Money Market Fund
Bonds	$ —		$ 151,991	$ —	$ 151,991
Certificate of Deposit		—	16,000	—	16,000
Commercial Paper		—	880,988	—	880,988
Common Stocks*		43,390	—	—	43,390
Municipal Bonds		—	111,993	—	111,993
Repurchase Agreements		—	113,430	—	113,430
U.S. Government & Government Agency Obligations		—	7,985	—	7,985
	Total investments in securities $	43,390	$ 1,282,387	$ —	$ 1,325,777

Principal Capital Appreciation Fund
Common Stocks*	$ 1,061,870		$ —	$ —	$ 1,061,870
Repurchase Agreements		—	23,924	—	23,924
	Total investments in securities $	1,061,870	$ 23,924	$ —	$ 1,085,794

Principal LifeTime 2010 Fund
Investment Companies	$ 1,762,595		$ —	$ —	$ 1,762,595
	Total investments in securities $	1,762,595	$ —	$ —	$ 1,762,595

Principal LifeTime 2015 Fund
Investment Companies	$ 501,601		$ —	$ —	$ 501,601
	Total investments in securities $	501,601	$ —	$ —	$ 501,601

Principal LifeTime 2020 Fund
Investment Companies	$ 4,776,549		$ —	$ —	$ 4,776,549
	Total investments in securities $	4,776,549	$ —	$ —	$ 4,776,549

Principal LifeTime 2025 Fund
Investment Companies	$ 562,839		$ —	$ —	$ 562,839
	Total investments in securities $	562,839	$ —	$ —	$ 562,839

Principal LifeTime 2030 Fund
Investment Companies	$ 4,302,321		$ —	$ —	$ 4,302,321
	Total investments in securities $	4,302,321	$ —	$ —	$ 4,302,321

Principal LifeTime 2035 Fund
Investment Companies	$ 356,211		$ —	$ —	$ 356,211
	Total investments in securities $	356,211	$ —	$ —	$ 356,211

Principal LifeTime 2040 Fund
Investment Companies	$ 2,529,421		$ —	$ —	$ 2,529,421
	Total investments in securities $	2,529,421	$ —	$ —	$ 2,529,421

Principal LifeTime 2045 Fund
Investment Companies	$ 157,131		$ —	$ —	$ 157,131
	Total investments in securities $	157,131	$ —	$ —	$ 157,131

Principal LifeTime 2050 Fund
Investment Companies	$ 1,061,613		$ —	$ —	$ 1,061,613
	Total investments in securities $	1,061,613	$ —	$ —	$ 1,061,613

Principal LifeTime 2055 Fund
Investment Companies	$ 22,495		$ —	$ —	$ 22,495
	Total investments in securities $	22,495	$ —	$ —	$ 22,495

Principal LifeTime Strategic Income Fund
Investment Companies	$ 673,813		$ —	$ —	$ 673,813
	Total investments in securities $	673,813	$ —	$ —	$ 673,813

Real Estate Securities Fund
Common Stocks*	$ 1,671,604		$ —	$ —	$ 1,671,604
Convertible Preferred Stocks		12,746	—	—	12,746
Repurchase Agreements		—	26,092	—	26,092
	Total investments in securities $	1,684,350	$ 26,092	$ —	$ 1,710,442

SAM Balanced Portfolio
Investment Companies	$ 3,215,953		$ —	$ —	$ 3,215,953
	Total investments in securities $	3,215,953	$ —	$ —	$ 3,215,953

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2010

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

SAM Conservative Balanced Portfolio
Investment Companies	$ 821,152		$ —	$ —	$ 821,152
	Total investments in securities $	821,152	$ —	$ —	$ 821,152

SAM Conservative Growth Portfolio
Investment Companies	$ 2,307,106		$ —	$ —	$ 2,307,106
	Total investments in securities $	2,307,106	$ —	$ —	$ 2,307,106

SAM Flexible Income Portfolio
Investment Companies	$ 959,470		$ —	$ —	$ 959,470
	Total investments in securities $	959,470	$ —	$ —	$ 959,470

SAM Strategic Growth Portfolio
Investment Companies	$ 1,465,009		$ —	$ —	$ 1,465,009
	Total investments in securities $	1,465,009	$ —	$ —	$ 1,465,009

Short-Term Income Fund
Bonds	$ —		$ 944,093	$ 117	$ 944,210
Repurchase Agreements		—	5,267	—	5,267
U.S. Government & Government Agency Obligations		—	9,364	—	9,364
	Total investments in securities $	—	$ 958,724	$ 117	$ 958,841
Liabilities
Interest Rate Contracts**
Futures	$ (863)		$ —	$ —	$ (863)

SmallCap Blend Fund
Common Stocks*	$ 203,493		$ —	$ —	$ 203,493
Repurchase Agreements		—	7,931	—	7,931
	Total investments in securities $	203,493	$ 7,931	$ —	$ 211,424
Assets
Equity Contracts**
Futures	$ 175		$ —	$ —	$ 175

SmallCap Growth Fund
Common Stocks*	$ 244,222		$ —	$ —	$ 244,222
Repurchase Agreements		—	8,617	—	8,617
	Total investments in securities $	244,222	$ 8,617	$ —	$ 252,839
Assets
Equity Contracts**
Futures	$ 196		$ —	$ —	$ 196

SmallCap Growth Fund I
Common Stocks*	$ 734,575		$ —	$ —	$ 734,575
Repurchase Agreements		—	58,424	—	58,424
	Total investments in securities $	734,575	$ 58,424	$ —	$ 792,999

Assets
Equity Contracts**
Futures	$ 2,326		$ —	$ —	$ 2,326

SmallCap Growth Fund II
Common Stocks*	$ 259,267		$ —	$ —	$ 259,267
Repurchase Agreements		—	5,492	—	5,492
	Total investments in securities $	259,267	$ 5,492	$ —	$ 264,759
Assets
Equity Contracts**
Futures	$ 108		$ —	$ —	$ 108

SmallCap S&P 600 Index Fund
Common Stocks*	$ 359,829		$ —	$ —	$ 359,829
Repurchase Agreements		—	5,707	—	5,707
	Total investments in securities $	359,829	$ 5,707	$ —	$ 365,536
Assets
Equity Contracts**
Futures	$ 53		$ —	$ —	$ 53

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2010

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
SmallCap Value Fund
Common Stocks*	$ 286,209		$ —	$ —	$ 286,209
Repurchase Agreements		—	8,985	—	8,985
	Total investments in securities $	286,209	$ 8,985	$ —	$ 295,194

SmallCap Value Fund I
Common Stocks*	$ 127,100		$ —	$ —	$ 127,100
Repurchase Agreements		—	1,913	—	1,913
	Total investments in securities $	127,100	$ 1,913	$ —	$ 129,013

Assets
Equity Contracts**
Futures	$ 90		$ —	$ —	$ 90

SmallCap Value Fund II
Common Stocks
Basic Materials	$ 36,799		$ —	$ —	$ 36,799
Communications		33,623	—	—	33,623
Consumer, Cyclical		102,306	—	—	102,306
Consumer, Non-cyclical		91,113	—	—	91,113
Diversified		349	—	—	349
Energy		53,048	—	—	53,048
Financial		216,249	—	37	216,286
Industrial		126,800	—	—	126,800
Technology		47,646	—	—	47,646
Utilities		26,391	—	—	26,391
		—	34,721	—	34,721
Repurchase Agreements
	Total investments in securities $	734,324	$ 34,721	$ 37	$ 769,082

Assets
Equity Contracts**
Futures	$ 3,212		$ —	$ —	$ 3,212

*For additional detail regarding sector classifications, please see the Schedule of Investmnets.

**Futures, foreign currency contracts, forward volatility agreements, inflation floors, options, swaps and swaptions are valued at the unrealized appreciation/(depreciation) of the instrument.

The changes in investments measured at fair value for which the Funds’ have used level 3 inputs to determine fair value are as follows (amounts shown in thousands):

			Accrued					Net Change in
			Discounts/					Unrealized
			Premiums					Appreciation/
			and Change					(Depreciation) on
	Value	Realized	in	Net	Transfers	Transfers	Value	Investments Held
	October 31,	Gain/	Unrealized	Purchases/	Into	Out of	October 31,	at
Fund	2009	(Loss)	Gain/(Loss)	Sales	Level 3*	Level 3*	2010	October 31, 2010
Bond & Mortgage Securities Fund
Bonds	$ 47,021	$ (5,435)	$ 6,998	$ 12,391	$ 3,974	$ (29,457)	$ 35,492	$ 1,514
Common Stock
Technology	—	—	5	61	—	—	66	4
Total	$ 47,021	$ (5,435)	$ 7,003	$ 12,452	$ 3,974	$ (29,457)	$ 35,558	$ 1,518

Core Plus Bond Fund I
Bonds	$ 11,654	$ —	$ 3,556	$ 29,084	$ —	$ —	$ 44,294	$ 3,410
Credit Default Swaps	—	—	197	—	—	—	197	197
Credit Default Swaptions	—	—	17	—	—	—	17	17
Forward Volatility
Agreements	—	—	(3)	—	—	—	(3)	(3)
Interest Rate Floor	—	—	6	—	—	—	6	6
Interest Rate Swap	—	—	4,181	—	—	—	4,181	4,181
Total	$ 11,654	$ —	$ 7,954	$ 29,084	$ —	$ —	$ 48,692	$ 7,808

Global Diversified Income Fund
Bonds	$ 46	$ 3	$ 65	$ 13,073	$ 787	$ (46)	$ 13,928	$ 57
Common Stock
Financial	—	—	—	1	—	—	1	—
Preferred Stock
Financial	—	—	(32)	7,394	—	—	7,362	(32)
Total	$ 46	$ 3	$ 33	$ 20,468	$ 787	$ (46)	$ 21,291	$ 545

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2010

4. Fair Valuation (Continued)
			Accrued					Net Change in
			Discounts/					Unrealized
			Premiums					Appreciation/
			and Change					(Depreciation) on
	Value	Realized	in	Net	Transfers	Transfers	Value	Investments Held
	October 31,	Gain/	Unrealized	Purchases/	Into	Out of	October 31,	at
Fund	2009	(Loss)	Gain/(Loss)	Sales	Level 3*	Level 3*	2010	October 31, 2010

Global Real Estate Securities Fund
Common Stock
Financial	$ 31	$ —	$ (5)	$ (26)	$ —	$ —	$ —	$ —
Total	$ 31	$ —	$ (5)	$ (26)	$ —	$ —	$ —	$ —

Government & High Quality Bond Fund
Bonds	$ —	$ —	$ 525	$ 58,212	$ —	$ —	$ 58,737	$ 525
Total	$ —	$ —	$ 525	$ 58,212	$ —	$ —	$ 58,737	$ 525

High Yield Fund
Bonds	$ 136,667	$ 186	$ (1,889)	$(43,489)	$ 600	$ (58,261)	$ 33,814	$ (6,655)
Common Stock
Communications	148	(1,727)	1,714	(135)	—	—	—	—
Consumer, Cyclical	943	—	(943)	—	—	—	—	(943)
Consumer, Non-cyclical	4,612	1,567	(1,090)	(5,092)	5	—	2	(3)
Technology	1,056	(1,150)	916	(96)	—	—	726	2
Total	$ 143,426	$ (1,124)	$ (1,292)	$(48,812)	$ 605	$ (58,261)	$ 34,542	$ (7,599)

HighYield Fund I
Bonds	$ 11,799	$ (2,367)	$ 3,887	$ 1,216	$ 4,293	$ (6,253)	$ 12,575	$ 766
Common Stock
Consumer, Cyclical	—	—	19	105	—	—	124	19
Consumer, Non-cyclical	—	—	89	20	—	—	109	89
Industrial	336	56	(43)	(349)	—	—	—	—
Technology	—	—	1,893	177	—	—	2,070	1,893
Convertible Bonds	—	—	17	100	—	—	117	17
Preferred Stock
Consumer, Non-cyclical	—	—	36	22	—	—	58	36
Financial	—	—	363	3,789	—	—	4,152	363
Senior Floating Rate Interests	192	(121)	128	(26)	—	(173)	—	—
Total	$ 12,327	$ (2,432)	$ 6,389	$ 5,054	$ 4,293	$ (6,426)	$ 19,205	$ 3,183

Income Fund
Bonds	$ 22,978	$ —	$ (9,189)	$ (1,000)	$ —	$ —	$ 12,789	$ (9,193)
Total	$ 22,978	$ —	$ (9,189)	$ (1,000)	$ —	$ —	$ 12,789	$ (9,193)

Inflation Protection Fund
Bonds	$ 10,158	$ (4,146)	$ 5,107	$ (3,963)	$ 2,723	$ (3,359)	$ 6,520	$ 1,175
Total	$ 10,158	$ (4,146)	$ 5,107	$ (3,963)	$ 2,723	$ (3,359)	$ 6,520	$ 1,175

International Fund I
Common Stock
Financial	$ —	$ 41	$ —	$ (41)	$ —	$ —	$ —	$ —
Industrial	76	—	(23)	(53)	—	—	—	—
Total	$ 76	$ 41	$ (23)	$ (94)	$ —	$ —	$ —	$ —

International Growth Fund
Common Stock
Utilities	$ 151	$ —	$ —	$ —	$ —	$ (151)	$ —	$ —
Total	$ 151	$ —	$ —	$ —	$ —	$ (151)	$ —	$ —

International Value Fund I
Common Stock
Diversified	$ 8	$ —	$ (3)	$ (5)	$ —	$ —	$ —	$ —
Total	$ 8	$ —	$ (3)	$ (5)	$ —	$ —	$ —	$ —

Short-Term Income Fund
Bonds	$ 86	$ —	$ 31	$ —	$ —	$ —	$ 117	$ 31
Total	$ 86	$ —	$ 31	$ —	$ —	$ —	$ 117	$ 31

SmallCap Growth Fund I
Common Stock
Consumer, Non-cyclical	$ 40	$ 7	$ (7)	$ (40)	$ —	$ —	$ —	$ —
Energy	1	—	1	(2)	—	—	—	—
Total	$ 41	$ 7	$ (6)	$ (42)	$ —	$ —	$ —	$ —

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2010

4. Fair Valuation (Continued)
			Accrued					Net Change in
			Discounts/					Unrealized
			Premiums					Appreciation/
			and Change					(Depreciation) on
	Value	Realized	in	Net	Transfers	Transfers	Value	Investments Held
	October 31,	Gain/	Unrealized	Purchases/	Into	Out of	October 31,	at
Fund	2009	(Loss)	Gain/(Loss)	Sales	Level 3*	Level 3*	2010	October 31, 2010

SmallCap Growth Fund II
Common Stock
Consumer, Non-cyclical	$ 36	$ 8	$ (9)	$ (35)	$ —	$ —	$ —	$ —
Energy	1	—	1	(2)	—	—	—	—
Total	$ 37	$ 8	$ (8)	$ (37)	$ —	$ —	$ —	$ —

SmallCap Value Fund II
Common Stock
Consumer, Cyclical	$ 21	$ —	$ 2	$ (2)	$ —	$ (21)	$ —	$ 2
Consumer, Non-cyclical	—	(30)	33	(3)	—	—	—	—
Financial	—	—	(29)	66	—	—	37	(29)
Total	$ 21	$ (30)	$ 6	$ 61	$ —	$ (21)	$ 37	$ (27)

*Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1. Securities where trading has been halted - transfer into Level 3 versus securities where trading resumes - transfer out of Level 3 2. Securities that have certain restrictions on trading - transfer into Level 3 versus securities where trading restrictions have expired -transfer out of Level 3 3. Instances where a security is illiquid - transfer into Level 3 versus securities that are no longer illiquid - transfer out of Level 3. 4. Instances in which a security is not priced by pricing services, transferred into Level 3 versus once security is priced by pricing service, transfer out of Level 3.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

5. Management Agreement and Transactions with Affiliates

Management Services. The Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Principal Financial Services, Inc.). A portion of the management fee is paid by Principal Management Corporation to the sub-advisor of each of the Funds. The annual rate paid by each of the Principal LifeTime Funds is 0.03% of each of the Principal LifeTime Funds’ average net assets. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is .55% of aggregate net assets up to $500 million, .50% of the next $500 million of aggregate net assets, .45% of the next $1 billion of aggregate net assets, .40% of the next $1 billion of aggregate net assets, .35% of the next $1 billion of aggregate net assets, .30% of the next $1 billion of aggregate net assets and .25% of aggregate net assets over $5 billion. The annual rates used in this calculation for each of the other Funds are as follows:

		Net Assets of Funds					Net Assets of Funds
		(in millions)					(in millions)
				Over					Over
	First	Next	Next	$1.5		First	Next	Next	$1.5
	$500	$500	$500	billion		$500	$500	$500	billion
Global Real Estate Securities Fund	.90%	.88%	.86%	.85%	MidCap Value Fund I	1.00%	.98%	.96%	.95%
High Yield Fund I	.65	.63	.61	.60	MidCap Value Fund III	.65	.63	.61	.60
Inflation Protection Fund	.40	.38	.36	.35	Real Estate Securities Fund	.85	.83	.81	.80
International Emerging Markets Fund	1.20	1.18	1.16	1.15	SmallCap Blend Fund	.75	.73	.71	.70
International Growth Fund	1.00	.98	.96	.95	SmallCap Growth Fund	.75	.73	.71	.70
International Value Fund I	1.10	1.08	1.06	1.05	SmallCap Growth Fund I	1.10	1.08	1.06	1.05
LargeCap Blend Fund II	.75	.73	.71	.70	SmallCap Growth Fund II	1.00	.98	.96	.95
LargeCap Value Fund	.45	.43	.41	.40	SmallCap Value Fund	.75	.73	.71	.70
MidCap Blend Fund	.65	.63	.61	.60	SmallCap Value Fund I	1.00	.98	.96	.95
MidCap Growth Fund	.65	.63	.61	.60	SmallCap Value Fund II	1.00	.98	.96	.95
MidCap Growth Fund III	1.00	.96	.94	.92

		Net Assets of Funds (in millions)
	First	Next	Next	Over $1.5	Next $1	Over $3
	$500	$500	$500	billion	billion	billion
Disciplined LargeCap Blend Fund	.60%	.58%	.56%	.55%	.54%	.53%
International Fund I	1.10	1.08	1.06	1.05	1.04	1.03
LargeCap Growth Fund I	.66	.64	.62	.61	.60	.59
LargeCap Growth Fund II	.95	.93	.91	.90	.89	.88
LargeCap Value Fund I	.80	.78	.76	.75	.74	.73

	Net Assets of Fund (in millions)
	First	Over
	$250	$250
High Yield Fund	.625%	.50%

	Net Assets of Fund (in millions)				Net Assets of Fund (in millions)
	First	Next	Over		First	Next	Over
	$200	$300	$500		$500	$500	$1 billion

Short-Term Income Fund	.50%	.45%	.40%	Principal Capital Appreciation Fund	.625%	.50%	.375%

	Net Assets of Funds			Net Assets of Fund (in millions)
	First $2	Over $2		First	Next	Over
	billion	billion		$250	$250	$500
Income Fund	.50%	.45%	Equity Income Fund	.60%	.55%	.50%
Government & High Quality Bond Fund	.50	.45

		Net Assets of Fund (in millions)
	First	Next	Next	Next	Over
	$500	$500	$1 billion	$1 billion	$3 billion
LargeCap Growth Fund	.68%	.65%	.62%	.58%	.55%

		NOTES TO FINANCIAL STATEMENTS
			PRINCIPAL FUNDS, INC.
			October 31, 2010

5. Management Agreement and Transactions with Affiliates (Continued)

		All Net Assets
LargeCap S&P 500 Index Fund			.15%
MidCap S&P 400 Index Fund			.15
SmallCap S&P 600 Index Fund			.15

		Net Assets of Funds (in millions)
	First	Next	Next	Next	Next	Over
	$500	$500	$500	$500	$1 billion $3 billion
Bond & Mortgage Securities Fund	.55%	.53%	.51%	.50%	.48%	.45%
Diversified International Fund	.90	.88	.86	.85	.83	.80
Global Diversified Income Fund	.80	.78	.76	.75	.73	.70
LargeCap Value Fund III	.80	.78	.76	.75	.73	.70
Money Market Fund	.40	.39	.38	.37	.36	.35

		Net Assets of Fund (in millions)
	First	Next	Next	Next	Next	Over
	$500	$500	$500	$500	$500	$2.5 billion
Core Plus Bond Fund I	.60%	.58%	.56%	.55%	.53%	.50%

In addition to the management fee, R-1, R-2, R-3, R-4, and R-5 classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .25%, .25%, .25%, .25%, and .25% and the annual rates for the administrative service fee are .28%, .20%, .07%, .03%, and .01% for R-1, R-2, R-3, R-4, and R-5, respectively. Prior to May 1, 2010 the rates for the service fee were .25%, .25%, .17%, .15%, and .15% and the annual rates for the administrative service fee were .28%, .20%, .15%, .13%, and .11% for R-1, R-2, R-3, R-4, and R-5 respectively. Class A, Class C, Class J, Class P, and Institutional shares of the Funds reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services.

The Manager has contractually agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make) for certain classes of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

		Period from November 1, 2009 through October 31, 2010
	Class A	Class B	Class C	Class J	Institutional	Expiration
Bond & Mortgage Securities Fund	.94%	1.60%	1.75%	N/A	N/A	February 28, 2011
Disciplined LargeCap Blend Fund	N/A	N/A	1.82	N/A	N/A	February 28, 2011
Diversified International Fund	N/A	N/A	2.08	N/A	N/A	February 28, 2011
Global Diversified Income Fund	1.25	N/A	2.00	N/A	.90%	February 28, 2011
Global Real Estate Securities Fund	1.45	N/A	2.20	N/A	.95	February 28, 2011
Government & High Quality Bond Fund	.88	1.65	1.63	1.00%	N/A	February 28, 2011
Income Fund	0.90**	1.64**	1.65**	1.10	N/A	February 28, 2011
Inflation Protection Fund	.90	N/A	1.65	1.15	N/A	February 28, 2011
International Emerging Markets Fund	N/A	N/A	2.80	N/A	N/A	February 28, 2011
International Growth Fund	1.54^	N/A	2.35	N/A	N/A	February 28, 2011
International Value Fund I	N/A	N/A	N/A	N/A	1.10	February 28, 2011
LargeCap Blend Fund II	1.42^^	2.36^^	2.182	N/A	N/A	November 12, 2010
LargeCap Growth Fund I	1.43^^	2.71^^	2.09^^^	N/A	N/A	November 12, 2010
LargeCap Growth Fund II	1.686	N/A	2.436	N/A	N/A	February 28, 2011
LargeCap S&P 500 Index Fund	.70####	N/A	1.30	N/A	N/A	February 28, 2011
LargeCap Value Fund	N/A	N/A	1.70	N/A	N/A	February 28, 2011
LargeCap Value Fund III	1.138	1.888	1.888	N/A	N/A	February 28, 2011
MidCap Blend Fund	N/A	N/A	1.95	N/A	N/A	February 28, 2011
MidCap Growth Fund III	1.728*	2.478	2.478	N/A	N/A	February 28, 2011
MidCap Value Fund I	1.33	2.08	2.08	1.73	N/A	February 28, 2011
MidCap Value Fund III	N/A	N/A	N/A	N/A	.70	February 28, 2011
Money Market Fund	N/A	N/A	1.79	N/A	N/A	February 28, 2011
Principal LifeTime 2010 Fund	.41	N/A	N/A	N/A	N/A	February 28, 2011
Principal LifeTime 2015 Fund	N/A	N/A	N/A	N/A	.08	February 28, 2011
Principal LifeTime 2020 Fund	.41	1.16	N/A	N/A	N/A	February 28, 2011
Principal LifeTime 2025 Fund	N/A	N/A	N/A	N/A	.08	February 28, 2011

		NOTES TO FINANCIAL STATEMENTS
		PRINCIPAL FUNDS, INC.
		October 31, 2010

5. Management Agreement and Transactions with Affiliates (Continued)

		Period from November 1, 2009 through October 31, 2010
	Class A	Class B	Class C	Class J	Institutional	Expiration
Principal LifeTime 2030 Fund	.41%	1.16%	N/A	N/A	N/A	February 28, 2011
Principal LifeTime 2035 Fund	N/A	N/A	N/A	N/A	.08%	February 28, 2011
Principal LifeTime 2040 Fund	.41	1.16	N/A	N/A	N/A	February 28, 2011
Principal LifeTime 2045 Fund	N/A	N/A	N/A	N/A	.08	February 28, 2011
Principal LifeTime 2050 Fund	.41	1.16	N/A	N/A	N/A	February 28, 2011
Principal LifeTime 2055 Fund	N/A	N/A	N/A	N/A	.08	February 28, 2011
Principal LifeTime Strategic Income Fund	.41	1.16	N/A	N/A	N/A	February 28, 2011
Real Estate Securities Fund	1.45***	2.20***	2.20%***	N/A	N/A	February 28, 2011
SAM Balanced Portfolio	N/A	N/A	N/A	.95	N/A	February 28, 2011
SAM Conservative Balanced Portfolio	N/A	N/A	N/A	.95	N/A	February 28, 2011
SAM Conservative Growth Portfolio	N/A	N/A	N/A	.95	N/A	February 28, 2011
SAM Flexible Income Portfolio	N/A	N/A	N/A	.95	N/A	February 28, 2011
SAM Strategic Growth Portfolio	N/A	N/A	N/A	.95	N/A	February 28, 2011
Short-Term Income Fund	.95	N/A	1.67	1.07#	N/A	February 28, 2011
SmallCap Blend Fund	1.63##	2.38##	2.20	N/A	N/A	February 28, 2011
SmallCap Growth Fund	1.58##	2.33###	2.21	N/A	N/A	February 28, 2011
SmallCap Growth Fund II	1.43	2.18	2.18	1.58	N/A	February 28, 2011
SmallCap Value Fund	1.35	2.29	2.08	N/A	N/A	February 28, 2011
SmallCap Value Fund II	N/A	N/A	N/A	1.93	N/A	February 28, 2011

* The limit is voluntary and may be terminated at any time. ** Expired February 28, 2010.

*** Prior to March 1, 2010 the expense limit was 1.28%, 2.08% and 1.98% for Class A, Class B and Class C shares, respectively. ^ Prior to October 1, 2010 the expense limit was 1.60% for Class A. Expiration is February 29, 2012.

^^Period from July 1, 2010 through October 31, 2010.

^^^ Prior to July 1, 2010 the expense limit was 2.184%.

#Period from July 12, 2010 through October 31, 2010. Expiration is February 29, 2012.

## Period from October 1, 2010 through October 31, 2010. Expiration is February 29, 2012.

###Prior to October 1, 2010 the expense limit was 2.57% for Class B shares. Expiration is February 29, 2012.

#### Period from July 26, 2010 through October 31, 2010. Expiration is February 29, 2012.

		Period from November 1, 2009 through October 31, 2010
	R-1	R-2	R-3	R-4	R-5	Expiration
Government & High Quality Bond Fund	1.29%	1.16%	.98%	.79%	.67%	February 28, 2011
Principal LifeTime 2045 Fund	.96	.83	.65	.46	.34	February 28, 2011
Principal LifeTime 2055 Fund	.96	.83	.65	.46	.34	February 28, 2011
Short-Term Income*	1.30	1.18	.99	.79	.68	February 29, 2012
* Period from July 12, 2010 through October 31, 2010.

In addition, the Manager has contractually agreed to limit certain of the Funds’ management and investment advisory fees through the period ended February 28, 2011. The expense limit will reduce the Fund’s management and investment advisory fees by the following amounts:

International Fund I	0.026%	MidCap Growth Fund III	0.022%
International Value Fund I	0.030	MidCap Value Fund I	0.020
LargeCap Blend Fund II	0.018	MidCap Value Fund III	0.010*
LargeCap Growth Fund I	0.016	SmallCap Growth Fund I	0.022
LargeCap Growth Fund II	0.014	SmallCap Growth Fund II	0.020
LargeCap Value Fund I	0.014	SmallCap Value Fund I	0.020
LargeCap Value Fund III	0.012	SmallCap Value Fund II	0.024
*Expires February 29, 2012.

For the period March 1, 2010 through June 30, 2010, the Manager voluntarily agreed to limit the management and investment advisory fees for LargeCap Growth Fund I. The expense limit reduced the management and investment advisory fees by .09% (expressed as a percent of average net assets on an annualized basis).

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

5. Management Agreement and Transactions with Affiliates (Continued)

The Manager has also voluntarily agreed to limit Money Market Fund’s expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

In addition, the Manager has contractually agreed to limit Class P expenses other than management and investment advisory fees and distribution fees and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2012. The expense limit will maintain these expenses (expressed as a percent of average net assets on an annualized basis) not to exceed .20% for each of Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Government & High Quality Bond Fund, High Yield Fund, Income Fund, International Emerging Markets Fund, LargeCap Growth Fund, MidCap Blend Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund and Short Term Income Fund, respectively.

In addition, the Manager has voluntarily agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make and acquired fund fees and expenses) attributable to Institutional class of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets on an annualized basis during the reporting period. The expense limit may be terminated at anytime. The operating expense limits are as follows:

	Expense Limit		Expense Limit
Diversified International Fund	.93%	SAM Conservative Growth Portfolio	.40%
High Yield Fund	.56	SAM Flexible Income Portfolio	.40
International Emerging Markets Fund	1.34	SAM Strategic Growth Portfolio	.40
International Fund I	1.114	Short-Term Income Fund	.54
LargeCap S&P 500 Index Fund	.20	SmallCap Blend Fund	.80
MidCap Blend Fund	.70	SmallCap Growth Fund	.80
MidCap Growth Fund	.70	SmallCap Growth Fund I	1.128
MidCap S&P 400 Index Fund	.20	SmallCap S&P 600 Index Fund	.20
SAM Balanced Portfolio	.40	SmallCap Value Fund I	1.03
SAM Conservative Balanced Portfolio	.40	SmallCap Value Fund II	1.026

The Manager has contractually agreed to pay a portion of the expenses directly attributable to Institutional Class shares of Bond & Mortgage Securities Fund through the period ending February 28, 2011.

The Manager has contractually agreed to reduce MidCap Blend Fund’s expenses attributable to Class A shares by 0.01% and Class B Shares by 0.05% (expressed as a percentage of average net assets on a daily basis) through the period ending February 28, 2011.

In addition, the Manager has voluntarily agreed to limit expenses attributable to Institutional Class shares of Money Market Fund. The expense limit will maintain a total level of operating expenses (expressed as a percent of net assets on an annualized basis) not to exceed .43%. The expense limit may be terminated at any time.

Distribution Fees. The Class A, Class B, Class C, Class J, R-1, R-2, R-3, and R-4 shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Principal Funds Distributor, Inc. or Princor Financial Services Corporation, the principal underwriters, a portion may be paid to other selling dealers for providing certain services. The annual rates are .25%, 1.00%, 1.00%, .45%, .35%, .30%, .25%, and .10% for Class A, Class B, Class C, Class J, R-1, R-2, R-3, and R-4 classes of shares, respectively, except the following classes of shares:

LargeCap S&P 500 Index Fund	Class A	.15%
Money Market Fund	Class A	N/A
Money Market Fund	Class J	.25
Short-Term Income Fund	Class A	.15

Principal Funds Distributor, Inc. has voluntarily agreed to limit the distribution fees attributable to Class J shares. The limit will maintain the level of distribution fees not to exceed .35% for Class J shares. Prior to July 1, 2010, the limit was .40%. The expense limit may be terminated at any time.

Principal Funds Distributor, Inc. has voluntarily agreed to limit Money Market Fund’s distribution fees attributable to certain share classes of Money Market Fund. The limit will maintain the level of distribution fees not to exceed .75% for Class B and 0% for Class C, R-1, R-2, R-3 and R-4 shares, respectively. The limit may be terminated at any time.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

5. Management Agreement and Transactions with Affiliates (Continued)

Effective May 1, 2010, Principal Funds Distributor, Inc. has voluntarily agreed to limit the distribution fees attributable to Class A shares of Government & High Quality Bond Fund. Prior to May 1, 2010 the limit was contractual. The limit will maintain the level of distribution fees not to exceed .15% for Class A shares. The limit may be terminated at any time.

Sales Charges. Principal Funds Distributor, Inc. as principal underwriter, receives proceeds of any CDSC on certain Class A, Class B, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% (.25% for LargeCap S&P 500 Index Fund of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were sold originally without a sales charge. The charge for Class B shares is based on declining rates which begin at 5.00% of the lesser of current market value or the cost of shares being redeemed within 24 months of purchase. After 24 months, the rate declines and is eliminated after 5 years. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. Principal Funds Distributor, Inc. also retain sales charges on sales of Class A shares based on declining rates which begin at 1.50% for LargeCap S&P 500 Index Fund, 2.25% for Government & High Quality Bond Fund, Income Fund and Short Term Income Fund, 3.75% for Bond & Mortgage Securities Fund, Global Diversified Income Fund, High Yield Fund, Inflation Protection Fund, Principal LifeTime Strategic Income Fund, and SAM Flexible Income Portfolio, and 5.50% for all other Funds (except Money Market Fund which does not carry a sales charge). The aggregate amounts of these charges retained by Principal Funds Distributor, Inc. for the year ended October 31, 2010, were as follows (in thousands):

	Class A	Class B	Class C	Class J
Bond & Mortgage Securities Fund	$ 167	$ 12	$ 2	$ 15
Disciplined LargeCap Blend Fund	102	20	—	N/A
Diversified International Fund	243	37	2	21
Equity Income Fund	211	237	4	N/A
Global Diversified Income Fund	1,035	N/A	30	N/A
Global Real Estate Securities Fund	39	N/A	—	N/A
Government & High Quality Bond Fund	603	35	24	9
High Yield Fund	715	86	143	N/A
Income Fund	348	28	22	9
Inflation Protection Fund	26	N/A	—	1
International Emerging Markets Fund	239	30	6	23
International Growth Fund	13	N/A	—	2
LargeCap Blend Fund II	52	7	—	5
LargeCap Growth Fund	209	30	1	7
LargeCap Growth Fund I	64	4	—	8
LargeCap Growth Fund II	7	N/A	—	3
LargeCap S&P 500 Index Fund	55	N/A	1	24
LargeCap Value Fund	127	9	—	6
LargeCap Value Fund III	42	5	—	5
MidCap Blend Fund	455	50	3	15
MidCap Growth Fund	N/A	N/A	N/A	3
MidCap Growth Fund III	69	4	1	4
MidCap S&P 400 Index Fund	N/A	N/A	N/A	5
MidCap Value Fund I	23	2	1	3
MidCap Value Fund III	N/A	N/A	N/A	2
Money Market Fund	4	169	8	168
Principal Capital Appreciation Fund	215	101	5	N/A
Principal LifeTime 2010 Fund	98	N/A	N/A	34
Principal LifeTime 2020 Fund	257	14	N/A	119
Principal LifeTime 2030 Fund	248	13	N/A	112
Principal LifeTime 2040 Fund	190	13	N/A	66
Principal LifeTime 2050 Fund	134	2	N/A	14
Principal LifeTime Strategic Income Fund	26	1	N/A	3
Real Estate Securities Fund	137	14	4	4
SAM Balanced Portfolio	1,572	533	34	208
SAM Conservative Balanced Portfolio	596	82	16	87
SAM Conservative Growth Portfolio	1,036	428	30	101
SAM Flexible Income Portfolio	805	113	28	57
SAM Strategic Growth Portfolio	663	333	34	64

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

5. Management Agreement and Transactions with Affiliates (Continued)

	Class A	Class B	Class C	Class J
Short-Term Income Fund	$ 504	N/A	$ 38	$ 2
SmallCap Blend Fund	169	$ 6	1	3
SmallCap Growth Fund	49	5	2	1
SmallCap Growth Fund I	N/A	N/A	N/A	2
SmallCap Growth Fund II	29	2	2	1
SmallCap S&P 600 Index Fund	N/A	N/A	N/A	11
SmallCap Value Fund	32	4	1	3
SmallCap Value Fund II	N/A	N/A	N/A	2

Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), eight years after purchase.

At October 31, 2010, Principal Life Insurance Company (an affiliate of the Manager), the Manager, Principal Funds Distributor, Inc., Princor Financial Services Corporation, Collective Investment Trusts sponsored by Principal Trust Company, benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company, and other affiliated entities owned shares of the Funds as follows (amounts in thousands):

	Class A Class J		Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Bond & Mortgage Securities Fund	437	—	—	15,987	—	—	—	—	—
Core Plus Bond Fund I	—	—	—	137,277	—	—	—	—	—
Disciplined LargeCap Blend Fund	—	—	—	3,408	—	—	—	—	—
Diversified International Fund	—	—	1	15,190	—	—	—	—	—
Equity Income Fund	—	—	1	17,086	1	1	1	1	1
Global Diversified Income	—	—	1	—	—	—	—	—	—
Global Real Estate Securities Fund	—	—	—	1	—	—	—	—	—
Government & High Quality Bond Fund	125	—	1	—	—	—	—	—	—
High Yield Fund	—	—	1	—	—	—	—	—	—
High Yield Fund I	—	—	—	27,219	—	—	—	—	—
Income Fund	—	—	1	2,783	1	1	1	1	1
Inflation Protection Fund	—	—	—	44,722	—	—	—	—	—
International Emerging Markets Fund	—	—	—	1,065	—	—	—	—	—
International Fund I	—	—	—	61,092	—	—	—	—	—
International Growth Fund	—	—	—	40,305	—	—	—	—	—
International Value Fund I	—	—	—	20,265	—	—	—	—	—
LargeCap Blend Fund II	—	—	—	51,346	—	—	—	—	—
LargeCap Growth Fund	—	—	1	9,556	—	—	—	—	—
LargeCap Growth Fund I	—	—	—	95,326	—	—	—	—	—
LargeCap Growth Fund II	—	—	—	88,056	—	—	—	—	—
LargeCap Value Fund	—	—	—	7,489	—	—	—	—	—
LargeCap Value Fund I	—	—	—	56,047	—	—	—	—	—
LargeCap Value Fund III	—	—	—	77,798	—	—	—	—	—
MidCap Blend Fund	—	—	1	36	—	—	—	—	—
MidCap Growth Fund III	—	—	—	90,216	—	—	—	—	—
MidCap Value Fund I	—	—	—	73,650	—	—	—	—	—
MidCap Value Fund III	—	—	—	1	—	—	—	—	—
Money Market Fund	13,433	—	—	21,500	—	—	—	—	—
Principal Capital Appreciation Fund	—	—	—	1,422	—	—	—	—	—
Principal LifeTime 2010 Fund	—	—	—	87,731	—	—	—	—	—
Principal LifeTime 2015 Fund	—	—	—	17,425	—	—	—	—	—
Principal LifeTime 2020 Fund	—	—	—	233,470	—	—	—	—	—
Principal LifeTime 2025 Fund	—	—	—	20,228	—	—	—	—	—
Principal LifeTime 2030 Fund	—	—	—	221,809	—	—	—	—	—
Principal LifeTime 2035 Fund	—	—	—	13,827	—	—	—	—	—
Principal LifeTime 2040 Fund	—	—	—	134,874	—	—	—	—	—
Principal LifeTime 2045 Fund	—	—	—	6,564	—	—	—	—	—
Principal LifeTime 2050 Fund	—	—	—	67,010	—	—	—	—	—
Principal LifeTime 2055 Fund	—	—	—	1,567	—	—	—	—	—
Principal LifeTime Strategic Income Fund	—	—	—	38,834	—	—	—	—	—

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

5.	Management Agreement and Transactions with Affiliates (Continued)

	Class A Class J		Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Real Estate Securities Fund	—	—	1	18,713	—	—	—	—	—
SAM Balanced Portfolio	—	—	—	9,797	—	—	—	—	—
SAM Conservative Balanced Portfolio	—	—	—	5,087	—	—	—	—	—
SAM Conservative Growth Portfolio	—	—	—	7,257	—	—	—	—	—
SAM Flexible Income Portfolio	—	—	—	2,717	—	—	—	—	—
SAM Strategic Growth Portfolio	—	—	—	3,331	—	—	—	—	—
Short-Term Income Fund	1,030	1	1	648	1	1	1	1	1
SmallCap Blend Fund	—	—	—	2,672	—	—	—	—	—
SmallCap Growth Fund I	—	—	—	33,901	—	—	—	—	—
SmallCap Growth Fund II	—	—	—	27,594	—	—	—	—	—
SmallCap Value Fund	—	—	—	4	—	—	—	—	—
SmallCap Value Fund I	—	—	—	7,501	—	—	—	—	—
SmallCap Value Fund II	—	—	—	46,187	—	—	—	—	—

Affiliated Brokerage Commissions. With respect to Bond & Mortgage Securities Fund and Global Diversified Income Fund, $49,000 and $85,000 of brokerage commissions were paid, respectively, to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other Funds did not pay brokerage commissions to any member of the Principal Financial Group during the year ended October 31, 2010. Brokerage commissions were paid to affiliates of sub-advisors as follows (amounts in thousands):

Period Ended
October 31, 2010
LargeCap Growth Fund II	$23
LargeCap Value Fund I	1
MidCap Value Fund I	59

6. Investment Transactions

For the year ended October 31, 2010, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows (amounts in thousands):

	Purchases	Sales		Purchases	Sales
Bond & Mortgage Securities Fund	$ 6,920,650	$ 7,276,821	MidCap Value Fund III	$ 81,891	$ 92,538
Core Plus Bond Fund I	1,967,143	1,007,540	Principal Capital Appreciation Fund	210,866	141,940
Disciplined LargeCap Blend Fund	2,082,369	3,754,815	Principal LifeTime 2010 Fund	615,597	708,168
Diversified International Fund	1,776,940	1,638,341	Principal LifeTime 2015 Fund	263,331	131,911
Equity Income Fund	880,975	480,194	Principal LifeTime 2020 Fund	1,529,965	1,407,457
Global Diversified Income Fund	1,272,727	332,337	Principal LifeTime 2025 Fund	285,052	113,351
Global Real Estate Securities Fund	29,473	22,169	Principal LifeTime 2030 Fund	1,398,903	1,258,296
Government & High Quality Bond Fund	909,996	720,750	Principal LifeTime 2035 Fund	180,507	70,919
High Yield Fund	2,670,934	2,231,660	Principal LifeTime 2040 Fund	866,978	709,685
High Yield Fund I	1,241,675	1,106,013	Principal LifeTime 2045 Fund	86,243	28,518
Income Fund	284,888	120,506	Principal LifeTime 2050 Fund	359,856	284,243
Inflation Protection Fund	–	25,235	Principal LifeTime 2055 Fund	16,637	7,375
International Emerging Markets Fund	1,353,750	1,378,601	Principal LifeTime Strategic Income Fund	338,405	283,573
International Fund I	1,389,458	1,696,596	Real Estate Securities Fund	850,774	1,087,877
International Growth Fund	1,972,344	2,013,903	SAM Balanced Portfolio	409,806	597,553
International Value Fund I	844,829	838,541	SAM Conservative Balanced Portfolio	161,431	84,428
LargeCap Blend Fund II	260,875	324,761	SAM Conservative Growth Portfolio	346,028	586,087
LargeCap Growth Fund	1,440,610	1,740,967	SAM Flexible Income Portfolio	187,220	80,978
LargeCap Growth Fund I	1,823,318	1,096,384	SAM Strategic Growth Portfolio	222,930	389,952
LargeCap Growth Fund II	1,013,423	1,415,137	Short-Term Income Fund	730,742	313,627
LargeCap S&P 500 Index Fund	329,727	112,544	SmallCap Blend Fund	125,302	138,878
LargeCap Value Fund	2,213,707	1,932,235	SmallCap Growth Fund	207,171	233,483
LargeCap Value Fund I	2,232,942	1,385,455	SmallCap Growth Fund I	888,233	695,562
LargeCap Value Fund III	1,384,407	1,744,207	SmallCap Growth Fund II	253,587	414,930
MidCap Blend Fund	303,127	409,443	SmallCap S&P 600 Index Fund	106,165	254,523
MidCap Growth Fund	212,747	211,414	SmallCap Value Fund	286,129	472,431
MidCap Growth Fund III	1,207,792	1,307,343	SmallCap Value Fund I	91,688	225,682
MidCap S&P 400 Index Fund	74,608	50,254	SmallCap Value Fund II	604,925	317,522
MidCap Value Fund I	1,073,851	1,062,309

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

6. Investment Transactions (Continued)

For the year ended October 31, 2010, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Funds were as follows:

	Purchases	Sales
Bond & Mortgage Securities Fund	$ 805,726	$ 699,277
Core Plus Bond Fund I	3,373,984	2,726,629
Government & High Quality Bond Fund	108,592	50,866
Income Fund	27,540	29,291
Inflation Protection Fund	507,083	387,280
Short-Term Income Fund	8,699	55,774

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for years ended October 31, 2010 and October 31, 2009 were as follows:

			Long-Term
	Ordinary Income		Capital Gain*		Return of Capital
	2010	2009	2010	2009	2010	2009
Bond & Mortgage Securities Fund	$ 73,060	$ 103,880	$ – $	–	$ – $	–
Core Plus Bond Fund I	92,952	31,747	614	317	–	–
Disciplined LargeCap Blend Fund	32,161	38,282	–	–	–	–
Diversified International Fund	22,219	31,605	–	–	–	–
Equity Income Fund	59,201	61,628	–	–	–	–
Global Diversified Income Fund	33,024	3,752	45	–	–	–
Global Real Estate Securities Fund	506	252	–	–	–	–
Government & High Quality Bond Fund	63,812	55,422	–	–	–	–
High Yield Fund	252,806	206,517	–	–	–	–
High Yield Fund I	93,623	59,653	–	–	–	–
Income Fund	68,383	60,851	–	–	–	–
Inflation Protection Fund	10,381	689	–	–	–	–
International Emerging Markets Fund	9,058	8,139	–	–	–	–
International Fund I	24,092	31,497	–	–	–	–
International Growth Fund	21,397	31,255	–	–	–	–
International Value Fund I	37,431	875	3,911	–	–	–
LargeCap Blend Fund II	8,377	9,429	–	–	–	–
LargeCap Growth Fund	316	1,219	–	–	–	1,510
LargeCap Growth Fund I	1,115	185	–	–	–	–
LargeCap Growth Fund II	6,366	8,170	–	–	–	–
LargeCap S&P 500 Index Fund	14,232	16,807	–	–	–	–
LargeCap Value Fund	15,093	16,197	–	–	–	–
LargeCap Value Fund I	17,816	20,341	–	–	–	–
LargeCap Value Fund III	31,437	46,086	–	–	–	–
MidCap Blend Fund	5,794	4	–	32,304	–	–
MidCap Growth Fund	5	–	–	–	–	–
MidCap S&P 400 Index Fund	2,408	2,932	–	8,969	–	–
MidCap Value Fund I	11,333	9,947	–	–	–	–
MidCap Value Fund III	1,162	1,328	–	–	–	–
Money Market Fund	–	12,272	–	–	–	–
Principal Capital Appreciation Fund	5,788	6,896	6,037	44,651	–	–
Principal LifeTime 2010 Fund	50,866	52,118	–	45,050	–	–
Principal LifeTime 2015 Fund	7,722	1,445	–	–	–	–
Principal LifeTime 2020 Fund	111,134	94,501	–	119,088	–	–
Principal LifeTime 2025 Fund	7,567	1,566	–	–	–	–
Principal LifeTime 2030 Fund	87,744	68,958	–	105,574	–	–
Principal LifeTime 2035 Fund	4,247	906	–	–	–	–
Principal LifeTime 2040 Fund	43,949	31,656	–	53,690	–	–
Principal LifeTime 2045 Fund	1,616	353	–	–	–	–
Principal LifeTime 2050 Fund	16,581	12,039	–	23,629	–	–
Principal LifeTime 2055 Fund	219	35	–	–	–	–
Principal LifeTime Strategic Income Fund	20,361	24,425	–	6,750	–	–
Real Estate Securities Fund	34,411	35,754	–	–	–	–
SAM Balanced Portfolio	63,898	74,488	–	254,589	–	–
SAM Conservative Balanced Portfolio	20,480	19,001	–	23,462	–	–
SAM Conservative Growth Portfolio	30,292	37,750	–	234,955	–	–
SAM Flexible Income Portfolio	30,633	27,663	–	16,982	–	–
SAM Strategic Growth Portfolio	13,278	5,245	–	138,630	–	–
Short-Term Income Fund	18,769	12,041	–	–	–	–
SmallCap Blend Fund	147	503	–	–	–	–
SmallCap Growth Fund	–	–	–	–	–	18
SmallCap Growth Fund I	21	–	–	–	–	–
SmallCap S&P 600 Index Fund	3,008	8,227	–	18,797	–	–
SmallCap Value Fund	3,551	2,883	–	–	–	–
SmallCap Value Fund I	2,332	3,772	–	–	–	–
SmallCap Value Fund II	1,204	1,335	–	14,301	–	–

*The funds designate these distributions as long-term capital gain dividends per IRC code Sec. 852(b)(3)(C).

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

7. Federal Tax Information (Continued)

Distributable Earnings. As of October 31, 2010, the components of distributable earnings on a federal tax basis were as follows (amounts in thousands):

	Undistributed	Undistributed
	Ordinary Income	Long-Term Capital Gains
Bond & Mortgage Securities Fund	$ 8,268	$ –
Core Plus Bond Fund	75,437	34,025
Disciplined LargeCap Blend Fund	12,026	–
Diversified International Fund	21,606	–
Equity Income Fund	6,302	–
Global Diversified Income Fund	10,194	3,726
Global Real Estate Securities Fund	595	133
Government & High Quality Bond Fund	1,516	–
High Yield Fund	22,012	48,460
High Yield Fund I	76,406	16,431
Income Fund	1,773	–
Inflation Protection Fund	34	–
International Emerging Markets Fund	6,423	–
International Fund I	18,799	–
International Growth Fund	16,448	–
International Value Fund I	33,887	67,198
LargeCap Blend Fund II	5,508	–
LargeCap Growth Fund I	2,294	–
LargeCap Growth Fund II	6,604	–
LargeCap S&P 500 Index Fund	19,332	–
LargeCap Value Fund	11,301	–
LargeCap Value Fund I	21,156	–
LargeCap Value Fund III	17,242	–
MidCap Blend Fund	14,991	48,472
MidCap S&P 400 Index Fund	1,697	3,488
MidCap Value Fund I	12,404	–
MidCap Value Fund III	646	–
Principal Capital Appreciation Fund	15,798	36,544
Principal LifeTime 2010 Fund	16,666	–
Principal LifeTime 2015 Fund	6,256	7,227
Principal LifeTime 2020 Fund	25,843	–
Principal LifeTime 2025 Fund	5,181	5,630
Principal LifeTime 2030 Fund	14,509	–
Principal LifeTime 2035 Fund	2,588	4,218
Principal LifeTime 2040 Fund	4,252	–
Principal LifeTime 2045 Fund	1,063	1,854
Principal LifeTime 2050 Fund	927	–
Principal LifeTime 2055 Fund	166	177
Principal LifeTime Strategic Income Fund	9,397	–
Real Estate Securities Fund	606	–
SAM Balanced Portfolio	2,858	–
SAM Conservative Balanced Portfolio	1,250	–
SAM Conservative Growth Portfolio	10,182	–
SAM Flexible Income Portfolio	416	–
SAM Strategic Growth Portfolio	9,057	–
Short-Term Income Fund	665	–
SmallCap S&P 600 Index Fund	1,327	–
SmallCap Value Fund	1,940	–
SmallCap Value Fund I	483	–
SmallCap Value Fund II	1,767	–

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

7. Federal Tax Information (Continued)

Capital Loss Carryforwards. Capital loss carryforwards are losses that can be used to offset future capital gains of the Funds. At October 31, 2010, the Funds had approximate net capital loss carryforwards as follows (amounts in thousands):

			Net Capital Loss Carryforward Expiring In:
										Annual
	2011	2012	2013	2014	2015	2016	2017	2018	Total	Limitations*
Bond & Mortgage Securities Fund	$ – $	–	$ – $	– $	–	$ 34,778	$ 135,017 $	–	$ 169,795 $	–
Disciplined LargeCap Blend Fund	–	–	–	–	–	148,742	378,310	–	527,052	–
Diversified International Fund	146	–	–	–	–	162,332	469,054	–	631,532	146
Equity Income Fund	–	–	–	–	–	249,550	407,957	–	657,507	–
Global Real Estate Securities Fund	–	–	–	–	–	296	1,303	118	1,717	200
Government & High Quality Bond Fund	4,380	9,350	9,068	9,483	3,147	55,498	2,385	–	93,311	17,781
Income Fund	1,212	892	–	1,046	2,036	–	18,489	8,587	32,262	–
Inflation Protection Fund	–	–	–	–	–	4,032	78,475	–	82,507	–
International Emerging Markets Fund	–	–	–	–	–	–	196,098	–	196,098	–
International Fund I	–	–	–	–	–	259,708	272,451	–	532,159	–
International Growth Fund	–	–	–	–	–	268,078	552,396	–	820,474	–
LargeCap Blend Fund II	–	–	–	–	–	11,069	111,794	–	122,863	–
LargeCap Growth Fund	14,931	–	–	–	–	–	473,570	–	488,501	–
LargeCap Growth Fund I	–	–	–	–	–	–	141,427	–	141,427	–
LargeCap Growth Fund II	–	–	–	–	–	–	245,487	–	245,487	62,861
LargeCap S&P 500 Index Fund	–	–	–	–	73,529	152,622	18,331	–	244,482	86,533
LargeCap Value Fund	–	–	–	–	–	92,149	94,084	–	186,233	–
LargeCap Value Fund I	–	–	–	–	–	–	323,370	–	323,370	–
LargeCap Value Fund III	–	–	–	–	–	–	574,543	–	574,543	–
MidCap Growth Fund	–	–	–	–	–	–	2,485	–	2,485	–
MidCap Growth Fund III	–	–	–	–	50,339	85,133	164,259	–	299,731	–
MidCap Value Fund I	–	–	–	–	–	178,394	134,241	–	312,635	–
MidCap Value Fund III	–	–	–	–	–	6,129	17,454	–	23,583	–
Money Market Fund	–	–	–	34	3,000	35,617	2,969	–	41,620	5,612
Principal LifeTime 2010 Fund	–	–	–	–	–	–	76,561	105,649	182,210	–
Principal LifeTime 2015 Fund	–	–	–	–	–	17	–	–	17	10
Principal LifeTime 2020 Fund	–	–	–	–	–	–	65,330	185,113	250,443	–
Principal LifeTime 2025 Fund	–	–	–	–	–	2	–	–	2	2
Principal LifeTime 2030 Fund	–	–	–	–	–	–	39,665	156,923	196,588	–
Principal LifeTime 2035 Fund	–	–	–	–	–	16	–	–	16	9
Principal LifeTime 2040 Fund	–	–	–	–	–	–	5,882	80,362	86,244	–
Principal LifeTime 2050 Fund	–	–	–	–	–	–	1,628	31,686	33,314	–
Principal LifeTime Strategic Income Fund	–	–	–	–	–	–	27,861	32,135	59,996	–
Real Estate Securities Fund	–	–	–	–	–	73,007	308,302	–	381,309	–
SAM Balanced Portfolio	–	–	–	–	–	–	129,420	20,971	150,391	–
SAM Conservative Balanced Portfolio	–	–	–	–	–	–	3,832	1,705	5,537	–
SAM Conservative Growth Portfolio	–	–	–	–	–	–	123,544	39,097	162,641	–
SAM Flexible Income Portfolio	–	–	–	–	–	–	5,106	1,232	6,338	–
SAM Strategic Growth Portfolio	–	–	–	–	–	–	85,133	31,420	116,553	–
Short-Term Income Fund	684	241	–	1,190	3,788	21,544	15,902	390	43,739	5,314
SmallCap Blend Fund	–	–	–	–	–	–	68,176	–	68,176	–
SmallCap Growth Fund	–	–	–	–	–	–	81,862	–	81,862	–
SmallCap Growth Fund I	–	–	–	–	–	104,329	–	–	104,329	–
SmallCap Growth Fund II	–	–	–	–	–	–	77,843	–	77,843	–
SmallCap S&P 600 Index Fund	–	–	–	–	–	–	27,156	26,642	53,798	–
SmallCap Value Fund	–	–	–	–	–	35,250	124,487	–	159,737	–
SmallCap Value Fund I	–	–	–	–	–	29,667	88,932	–	118,599	–
SmallCap Value Fund II	–	–	–	–	–	10,622	62,683	–	73,305	–
*In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Fund’s losses have been subjected to an annual limitation.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

7. Federal Tax Information (Continued)

As of October 31, 2010, the following funds had expired capital loss carryforwards or utilized capital loss carryforwards as follows (amounts in thousands):

	Expired	Utilized		Expired	Utilized
Bond & Mortgage Securities Fund	$ —	$ 29,235	MidCap Blend Fund	$ —	$17,810
Disciplined LargeCap Blend Fund	—	156,612	MidCap Growth Fund	—	11,966
Diversified International Fund	—	72,910	MidCap Growth Fund III	—	128,684
Equity Income Fund	—	25,166	MidCap S&P 400 Index Fund	—	5,399
Global Real Estate Securities Fund	—	177	MidCap Value Fund I	—	147,088
Government & High Quality Bond Fund	—	5,424	MidCap Value Fund III	—	7,577
High Yield Fund	—	51,802	Money Market Fund	—	722
High Yield Fund I	—	48,381	Principal LifeTime 2015 Fund	—	239
Inflation Protection Fund	—	9,525	Principal LifeTime 2025 Fund	—	471
International Emerging Markets Fund	—	194,415	Principal LifeTime 2035 Fund	—	208
International Fund I	—	40,800	Principal LifeTime 2045 Fund	—	62
International Growth Fund	—	71,792	Principal LifeTime 2055 Fund	—	32
International Value Fund I	—	6,466	Real Estate Securities Fund	—	109,044
LargeCap Blend Fund II	—	18,274	Short-Term Income Fund	8,873	—
LargeCap Growth Fund	2,166	163,249	SmallCap Blend Fund	—	18,794
LargeCap Growth Fund I	—	165,995	SmallCap Growth Fund	—	27,223
LargeCap Growth Fund II	—	163,068	SmallCap Growth Fund I	—	96,953
LargeCap S&P 500 Index Fund	—	15,514	SmallCap Growth Fund II	—	52,254
LargeCap Value Fund	—	19,759	SmallCap Value Fund	—	27,600
LargeCap Value Fund I	—	72,663	SmallCap Value Fund I	—	2,631
LargeCap Value Fund III	—	125,359	SmallCap Value Fund II	—	34,160

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC. October 31, 2010

7. Federal Tax Information (Continued)

Reclassification of Capital Accounts. The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the periods ended October 31, 2010, the Funds recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated Net
	Undistributed Net	Realized Gain on	Capital Shares and
	Investment Income	Investments	Paid in Capital
Bond & Mortgage Securities Fund	$ (28,532)	$ 28,532	$ —
Core Plus Bond Fund I	4,465	(4,465)	—
Diversified International Fund	552	(552)	—
Equity Income Fund	558	(62)	(496)
Global Diversified Income Fund	550	(543)	(7)
Global Real Estate Securities Fund	276	(273)	(3)
Government & High Quality Bond Fund	3,781	(3,781)	—
High Yield Fund	12,206	(10,506)	(1,700)
High Yield Fund I	(1,688)	1,694	(6)
Income Fund	426	(428)	2
Inflation Protection Fund	(139)	139	—
International Emerging Markets Fund	(3,324)	3,324	—
International Fund I	2,114	(2,114)	—
International Growth Fund	695	(695)	—
International Value Fund I	933	(933)	—
LargeCap Growth Fund	3,236	2,166	(5,402)
LargeCap Growth Fund I	(1)	1	—
LargeCap Growth Fund II	234	(234)	—
LargeCap S&P 500 Index Fund	(11)	(241,115)	241,126
LargeCap Value Fund III	(10)	10	—
MidCap Blend Fund	(1)	2	(1)
MidCap Growth Fund	579	(4)	(575)
MidCap Growth Fund III	2,803	(14)	(2,789)
MidCap S&P 400 Index Fund	(1)	1	—
MidCap Value Fund I	800	(800)	—
Money Market Fund	—	(41,461)	41,461
Real Estate Securities Fund	2	—	(2)
Short-Term Income Fund	(557)	(37,602)	38,159
SAM Balanced Portfolio	9	502	(511)
SAM Conservative Growth Portfolio	—	562	(562)
SAM Flexible Income Portfolio	—	(191)	191
SAM Strategic Growth Portfolio	—	107	(107)
SmallCap Blend Fund	299	78	(377)
SmallCap Growth Fund	1,386	—	(1,386)
SmallCap Growth Fund I	4,497	(8)	(4,489)
SmallCap Growth Fund II	2,534	(1)	(2,533)
SmallCap Value Fund I	47	(47)	—
SmallCap Value Fund II	50	7	(57)

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2010

COMMON STOCKS - 0.00%	Shares Held Value (000's)			Principal
Semiconductors - 0.00%				Amount
Tower Semiconductor Ltd - Warrants (a),(b),(c)	345,803 $	66	BONDS (continued)	(000's)	Value (000's)
			Automobile Asset Backed Securities (continued)
TOTAL COMMON STOCKS		$ 66	Hyundai Auto Receivables Trust
CONVERTIBLE PREFERRED STOCKS -			0.66%, 1/17/2012(e)	$ 19	$ 19
0.05%	Shares Held Value (000's)		Volkswagen Auto Loan Enhanced Trust
Automobile Manufacturers - 0.05%			4.50%, 7/20/2012	641	646
Ford Motor Co Capital Trust II	20,000	994			$ 12,277
			Automobile Parts & Equipment - 0.12%
TOTAL CONVERTIBLE PREFERRED STOCKS		$ 994	Goodyear Tire & Rubber Co/The
	Principal		8.25%, 8/15/2020	385	410
	Amount		10.50%, 5/15/2016	1,680	1,924
BONDS - 61.49%	(000's)	Value (000's)			$ 2,334
Advertising - 0.06%			Banks - 8.45%
Interpublic Group of Cos Inc			Akbank TAS
10.00%, 7/15/2017	$ 995	$ 1,179	5.13%, 7/22/2015(d)	155	157
			Ally Financial Inc
Aerospace & Defense - 0.42%			8.30%, 2/12/2015(d)	1,875	2,044
BE Aerospace Inc			ANZ National International Ltd
6.88%, 10/1/2020	510	542	3.25%, 4/2/2012(d)	460	477
Esterline Technologies Corp			Axis Bank Ltd
7.00%, 8/1/2020(d)	290	308	4.75%, 5/2/2016(d),(f)	390	390
GenCorp Inc			BAC Capital Trust XIII
9.50%, 8/15/2013	1,190	1,214	0.69%, 3/15/2043(e)	3,640	2,298
L-3 Communications Corp			BAC Capital Trust XIV
4.75%, 7/15/2020	2,060	2,150	5.63%, 3/15/2043(e)	250	177
Raytheon Co			Banco Bradesco SA/Cayman Islands
1.63%, 10/15/2015	1,220	1,215	5.90%, 1/16/2021(d)	135	138
3.13%, 10/15/2020	2,510	2,463	Banco de Credito del Peru
Triumph Group Inc			5.38%, 9/16/2020(d)	220	225
8.63%, 7/15/2018	460	506	Banco do Brasil SA
		$ 8,398	5.38%, 1/15/2021(d)	260	262
Agriculture - 0.37%			Banco Internacional del Peru SAA
Altria Group Inc			5.75%, 10/7/2020(d)	245	246
9.70%, 11/10/2018	825	1,138	Banco Votorantim SA
9.95%, 11/10/2038	1,440	2,075	7.38%, 1/21/2020(d)	130	141
10.20%, 2/6/2039	2,050	3,014	BanColombia SA
MHP SA			6.13%, 7/26/2020	100	104
10.25%, 4/29/2015	235	243	Bangkok Bank PCL/Hong Kong
Southern States Cooperative Inc			4.80%, 10/18/2020(d)	200	198
11.25%, 5/15/2015(d)	815	864	Bank of America Corp
		$ 7,334	6.50%, 8/1/2016	3,300	3,680
			8.00%, 12/29/2049(e)	1,955	1,973
Airlines - 0.16%
Continental Airlines 2007-1 Class C Pass Through			Bank of America NA
Trust			6.00%, 10/15/2036	2,000	1,911
7.34%, 4/19/2014	66	66	Barclays Bank PLC
Delta Air Lines 2002-1 Class G-1 Pass Through			5.14%, 10/14/2020	9,375	9,271
Trust			BB&T Corp
6.72%, 1/2/2023	801	820	3.95%, 4/29/2016	3,590	3,834
UAL 2000-1 Pass Through Certificate			BBVA Bancomer SA/Texas
8.03%, 7/1/2011	419	519	7.25%, 4/22/2020	242	269
UAL 2007-1 Pass Through Trust			BPCE SA
3.00%, 7/2/2014(d),(e)	444	374	2.38%, 10/4/2013(c),(d)	5,520	5,566
UAL 2009-1 Pass Through Trust			Capital One Financial Corp
10.40%, 11/1/2016	531	603	5.70%, 9/15/2011	1,570	1,632
UAL 2009-2A Pass Through Trust			CIT Group Inc
9.75%, 1/15/2017	676	778	7.00%, 5/1/2017	4,740	4,716
		$ 3,160	Citigroup Inc
			5.63%, 8/27/2012	5,150	5,447
Apparel - 0.08%			City National Corp/CA
Rafaella Apparel Group Inc
11.25%, 6/15/2011	2,105	1,558	5.25%, 9/15/2020	3,100	3,189
			Comerica Inc
			3.00%, 9/16/2015	1,565	1,597
Automobile Asset Backed Securities - 0.62%			Credit Suisse AG
Capital Auto Receivables Asset Trust
4.68%, 10/15/2012(e)	4,098	4,179	5.40%, 1/14/2020	3,110	3,369
Daimler Chrysler Auto Trust			Discover Bank/Greenwood DE
4.71%, 9/10/2012	1,891	1,916	8.70%, 11/18/2019	6,385	7,727
Ford Credit Auto Owner Trust			First Union Institutional Capital I
5.30%, 6/15/2012	3,095	3,185	8.04%, 12/1/2026	1,000	1,029
5.60%, 10/15/2012	1,315	1,381	Goldman Sachs Group Inc/The
			0.60%, 2/6/2012(e)	2,000	1,993
5.69%, 11/15/2012(e)	905	951
			0.65%, 8/5/2011(e)	3,500	3,501

See accompanying notes

210

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Banks (continued)			Biotechnology (continued)
Goldman Sachs Group Inc/The (continued)			Celgene Corp
6.45%, 5/1/2036	$ 1,280 $	1,300	3.95%, 10/15/2020	$ 2,015 $	2,010
Halyk Savings Bank of Kazakhstan JSC			5.70%, 10/15/2040	2,185	2,172
7.25%, 5/3/2017	305	314	Talecris Biotherapeutics Holdings Corp
HBOS Capital Funding LP			7.75%, 11/15/2016	930	1,042
6.07%, 6/29/2049(d),(e)	1,225	1,103		$ 5,806
ICICI Bank Ltd/Bahrain			Building Materials - 0.23%
6.63%, 10/3/2012	340	364	CRH America Inc
ING Bank NV			8.13%, 7/15/2018	1,065	1,281
2.00%, 10/18/2013(d)	3,970	3,972	Lafarge SA
JP Morgan Chase & Co			6.15%, 7/15/2011	1,597	1,652
3.40%, 6/24/2015	4,275	4,470	Masco Corp
4.40%, 7/22/2020	3,840	3,908	7.13%, 3/15/2020	1,560	1,638
Kazkommertsbank JSC				$ 4,571
8.50%, 4/16/2013	102	101	Chemicals - 0.20%
KeyBank NA			Dow Chemical Co/The
5.45%, 3/3/2016	1,010	1,100	5.90%, 2/15/2015	1,685	1,899
KeyCorp			Ineos Finance PLC
3.75%, 8/13/2015	3,505	3,609	9.00%, 5/15/2015(d)	310	328
Lloyds TSB Bank PLC			Phibro Animal Health Corp
4.38%, 1/12/2015(d)	4,620	4,844	9.25%, 7/1/2018(d)	170	175
6.50%, 9/14/2020(d)	7,730	8,064	Reichhold Industries Inc
Morgan Stanley			9.00%, 8/15/2014(d)	1,375	1,231
3.45%, 11/2/2015(f)	4,390	4,414	Rhodia SA
5.63%, 9/23/2019	7,265	7,629	6.88%, 9/15/2020(d)	280	294
6.25%, 8/28/2017	4,215	4,649		$ 3,927
PNC Preferred Funding Trust III			Coal - 0.23%
8.70%, 2/28/2049(d),(e)	3,400	3,573
			Arch Coal Inc
Rabobank Nederland NV			7.25%, 10/1/2020	175	192
11.00%, 12/29/2049(d),(e)	1,560	2,083
			8.75%, 8/1/2016	840	943
Royal Bank of Scotland Group PLC			Bumi Investment Pte Ltd
4.70%, 7/3/2018	218	185	10.75%, 10/6/2017(d)	560	584
5.00%, 10/1/2014	220	223	Consol Energy Inc
5.05%, 1/8/2015	1,215	1,225	8.00%, 4/1/2017(d)	1,425	1,561
Royal Bank of Scotland PLC/The			Drummond Co Inc
3.40%, 8/23/2013	7,755	8,047	9.00%, 10/15/2014(d)	830	888
5.63%, 8/24/2020	2,455	2,584	International Coal Group Inc
Santander US Debt SA Unipersonal			9.13%, 4/1/2018	370	403
2.99%, 10/7/2013(d)	3,200	3,217
3.72%, 1/20/2015(d)	13,100	13,315		$ 4,571
			Commercial Services - 0.14%
State Bank of India/London			Hertz Corp/The
4.50%, 10/23/2014	100	104	8.88%, 1/1/2014	1,025	1,053
SunTrust Preferred Capital I			Interactive Data Corp
5.85%, 12/31/2049(e)	266	202
			10.25%, 8/1/2018(d)	225	247
US Bank NA/Cincinnati OH			RSC Equipment Rental Inc/RSC Holdings III LLC
3.78%, 4/29/2020(e)	7,750	8,110
			10.00%, 7/15/2017(d)	950	1,062
VTB Bank Via VTB Capital SA			10.25%, 11/15/2019	325	354
6.25%, 6/30/2035	100	102		$ 2,716
6.88%, 5/29/2018	370	390
Wells Fargo & Co			Computers - 0.51%
7.98%, 3/29/2049(e)	1,890	1,984	Affiliated Computer Services Inc
Wells Fargo Bank NA			5.20%, 6/1/2015	3,125	3,417
0.59%, 5/16/2016(e)	4,615	4,256	Hewlett-Packard Co
			2.13%, 9/13/2015	4,125	4,181
	$ 167,002		Seagate HDD Cayman
Beverages - 0.85%			6.88%, 5/1/2020(d)	2,505	2,555
Anheuser-Busch InBev Worldwide Inc				$ 10,153
4.13%, 1/15/2015	365	396
5.00%, 4/15/2020	4,265	4,729	Consumer Products - 0.15%
5.38%, 11/15/2014(d)	4,385	4,954	Reynolds Group Issuer Inc / Reynolds Group Issuer
			LLC / Reynolds Group Issuer (Luxembourg) S.A.
Coca-Cola Enterprises Inc			7.13%, 4/15/2019(d)	1,300	1,355
2.13%, 9/15/2015	4,120	4,155	9.00%, 4/15/2019(d)	1,595	1,657
Dr Pepper Snapple Group Inc
2.35%, 12/21/2012	765	786		$ 3,012
PepsiCo Inc/NC			Credit Card Asset Backed Securities - 0.49%
4.88%, 11/1/2040	1,695	1,686	Cabela's Master Credit Card Trust
			4.31%, 12/16/2013(d)	3,600	3,617
	$ 16,706
			Discover Card Master Trust
Biotechnology - 0.29%			5.65%, 3/16/2020	2,525	2,987
Amgen Inc
6.90%, 6/1/2038	470	582

See accompanying notes

211

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Credit Card Asset Backed Securities (continued)			Diversified Financial Services (continued)
GE Capital Credit Card Master Note Trust			Russian Agricultural Bank OJSC Via RSHB
0.44%, 3/15/2015(e)	$ 3,160 $	3,123	Capital SA
	$ 9,727		6.30%, 5/15/2017	$ 265 $	279
Diversified Financial Services - 3.83%			RZD Capital Ltd
American Express Credit Corp			5.74%, 4/3/2017	245	259
2.75%, 9/15/2015	3,660	3,691	SquareTwo Financial Corp
American Honda Finance Corp			11.63%, 4/1/2017(d)	890	818
2.50%, 9/21/2015(d)	1,785	1,824	Textron Financial Corp
Ameriprise Financial Inc			0.45%, 2/25/2011(e)	5,325	5,306
5.35%, 11/15/2010	2	2	TNK-BP Finance SA
Berau Capital Resources Pte Ltd			7.25%, 2/2/2020(d)	1,090	1,194
12.50%, 7/8/2015(d)	240	276	UCI Holdco Inc
Caisse Centrale Desjardins du Quebec			8.29%, 12/15/2013(e)	760	759
1.70%, 9/16/2013(d)	810	821	Ukreximbank Via Biz Finance PL
2.65%, 9/16/2015(d)	4,650	4,724	8.38%, 4/27/2015	407	418
Cantor Fitzgerald LP			Vnesheconombank Via VEB Finance Ltd
6.38%, 6/26/2015(d)	2,485	2,566	6.90%, 7/9/2020(d)	167	179
Citigroup Capital XXI				$ 75,589
8.30%, 12/21/2057	1,130	1,182	Electric - 1.84%
Countrywide Financial Corp			Baltimore Gas & Electric Co
6.25%, 5/15/2016	1,595	1,701	5.90%, 10/1/2016	1,230	1,456
Credit Acceptance Corp			CMS Energy Corp
9.13%, 2/1/2017(d)	505	530	6.55%, 7/17/2017	2,000	2,197
Crown Castle Towers LLC			Commonwealth Edison Co
3.21%, 8/15/2035(d)	2,130	2,179	4.00%, 8/1/2020	875	912
E*Trade Financial Corp			Detroit Edison Co/The
7.38%, 9/15/2013	600	596	3.45%, 10/1/2020	2,540	2,558
12.50%, 11/30/2017	775	897	Dominion Resources Inc/VA
Financiera Independencia SAB de CV			2.25%, 9/1/2015	1,120	1,138
10.00%, 3/30/2015(d)	204	214	Duke Energy Carolinas LLC
Ford Motor Credit Co LLC			5.30%, 2/15/2040	940	985
7.80%, 6/1/2012	1,360	1,466	Edison International
General Electric Capital Corp			3.75%, 9/15/2017	1,420	1,466
4.38%, 9/16/2020	8,020	8,090	Edison Mission Energy
6.15%, 8/7/2037	275	286	7.50%, 6/15/2013	485	473
6.75%, 3/15/2032	3,500	3,904	Elwood Energy LLC
Goldman Sachs Capital I			8.16%, 7/5/2026	1,159	1,090
6.35%, 2/15/2034	1,000	956	Energy Future Holdings Corp
Goldman Sachs Capital II			9.75%, 10/15/2019	751	759
5.79%, 12/29/2049(e)	2,000	1,718	10.00%, 1/15/2020(d)	185	194
HSBC Finance Capital Trust IX			Energy Future Intermediate Holding Co LLC
5.91%, 11/30/2035	650	621	9.75%, 10/15/2019	818	827
HSBC Finance Corp			Florida Power & Light Co
5.50%, 1/19/2016	1,000	1,111	5.65%, 2/1/2037	520	565
Icahn Enterprises LP / Icahn Enterprises Finance			Indiantown Cogeneration LP
Corp			9.26%, 12/15/2010	812	814
7.75%, 1/15/2016	1,210	1,243	Jersey Central Power & Light Co
ILFC E-Capital Trust II			5.63%, 5/1/2016	950	1,083
6.25%, 12/21/2065(d),(e)	675	540	Majapahit Holding BV
International Lease Finance Corp			7.75%, 1/20/2020(d)	370	453
5.65%, 6/1/2014	2,425	2,425	7.88%, 6/29/2037	100	125
8.63%, 9/15/2015(d)	970	1,091	Mirant Mid Atlantic Pass Through Trust C
Janus Capital Group Inc			10.06%, 12/30/2028	2,762	3,092
6.95%, 6/15/2017(e)	740	775	Nevada Power Co
KKR Group Finance Co			5.38%, 9/15/2040	475	473
6.38%, 9/29/2020(d)	1,750	1,783	Nisource Finance Corp
LBG Capital No.1 PLC			5.25%, 9/15/2017	1,380	1,505
8.00%, 12/29/2049(d),(e)	2,215	2,138	6.13%, 3/1/2022	835	950
Merrill Lynch & Co Inc			6.40%, 3/15/2018	540	623
0.52%, 6/5/2012(e)	2,300	2,259	Northern States Power Co/MN
0.67%, 11/1/2011(e)	4,650	4,635	5.35%, 11/1/2039	1,445	1,523
National Rural Utilities Cooperative Finance Corp			NRG Energy Inc
1.90%, 11/1/2015(f)	2,600	2,605	7.38%, 1/15/2017	620	646
ORIX Corp			Oncor Electric Delivery Co LLC
4.71%, 4/27/2015	6,200	6,422	5.25%, 9/30/2040(d)	950	924
Pinnacle Foods Finance LLC / Pinnacle Foods			PacifiCorp
Finance Corp			5.65%, 7/15/2018	1,100	1,306
9.25%, 4/1/2015(d)	1,050	1,106	6.25%, 10/15/2037	225	263

See accompanying notes

212

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Electric (continued)			Forest Products & Paper - 0.12%
Public Service Electric & Gas Co			Bio Pappel SAB de CV
3.50%, 8/15/2020	$ 1,780 $	1,815	6.00%, 8/27/2016(e)	$ 745 $	674
Reliant Energy Mid-Atlantic Power Holdings LLC			Domtar Corp
9.24%, 7/2/2017(c)	2,149	2,267	10.75%, 6/1/2017	1,020	1,279
San Diego Gas & Electric Co			Sappi Papier Holding AG
5.35%, 5/15/2040	2,210	2,365	6.75%, 6/15/2012(d)	135	137
Southern California Edison Co			Sino-Forest Corp
4.50%, 9/1/2040	480	447	6.25%, 10/21/2017(d)	325	326
Virginia Electric & Power Co				$ 2,416
6.00%, 5/15/2037	950	1,075	Healthcare - Products - 0.45%
	$ 36,369		Angiotech Pharmaceuticals Inc
Electronics - 0.15%			4.05%, 12/1/2013(e)	3,070	2,564
NXP BV / NXP Funding LLC			Boston Scientific Corp
9.50%, 10/15/2015	1,345	1,421	4.50%, 1/15/2015	4,070	4,276
9.75%, 8/1/2018(d)	1,030	1,124	Covidien International Finance SA
Viasystems Inc			2.80%, 6/15/2015	1,940	2,018
12.00%, 1/15/2015(d)	370	414		$ 8,858
	$ 2,959		Healthcare - Services - 0.67%
Energy - Alternate Sources - 0.07%			Alliance HealthCare Services Inc
Headwaters Inc			8.00%, 12/1/2016	1,320	1,251
11.38%, 11/1/2014	965	1,023	HCA Inc
Power Sector Assets & Liabilities Management			8.50%, 4/15/2019	3,320	3,735
Corp			Healthsouth Corp
7.25%, 5/27/2019	107	130	7.25%, 10/1/2018	525	547
7.39%, 12/2/2024(d)	133	165	7.75%, 9/15/2022	530	560
	$ 1,318		IASIS Healthcare LLC / IASIS Capital Corp
Entertainment - 0.39%			8.75%, 6/15/2014	645	660
CCM Merger Inc			Multiplan Inc
8.00%, 8/1/2013(d)	1,300	1,216	9.88%, 9/1/2018(d)	1,150	1,231
Choctaw Resort Development Enterprise			Select Medical Corp
7.25%, 11/15/2019(d)	858	605	7.63%, 2/1/2015	1,050	1,064
Lions Gate Entertainment Inc			Tenet Healthcare Corp
10.25%, 11/1/2016(d)	770	793	9.25%, 2/1/2015(e)	1,125	1,243
Peninsula Gaming LLC			UnitedHealth Group Inc
8.38%, 8/15/2015	1,600	1,696	5.70%, 10/15/2040	1,345	1,341
10.75%, 8/15/2017	760	809	US Oncology Inc
WMG Acquisition Corp			6.64%, 3/15/2012(e)	369	360
7.38%, 4/15/2014	1,200	1,114	9.13%, 8/15/2017	755	840
9.50%, 6/15/2016	150	162	WellPoint Inc
WMG Holdings Corp			5.80%, 8/15/2040	500	501
9.50%, 12/15/2014	1,390	1,321		$ 13,333
	$ 7,716		Holding Companies - Diversified - 0.02%
Environmental Control - 0.36%			Navios Maritime Acquisition Corp/Navios
EnergySolutions Inc / EnergySolutions LLC			Acquisition Finance US Inc
10.75%, 8/15/2018(d)	860	939	8.63%, 11/1/2017(d)	420	424
Republic Services Inc
5.50%, 9/15/2019	3,575	4,048	Home Equity Asset Backed Securities - 0.86%
6.20%, 3/1/2040	1,080	1,178	Asset Backed Securities Corp Home Equity
Waste Management Inc			0.36%, 7/25/2036(e)	706	688
5.00%, 3/15/2014	10	11	Bear Stearns Asset Backed Securities Trust
WCA Waste Corp			0.45%, 5/25/2037(e)	3,200	2,130
9.25%, 6/15/2014(a)	825	854	Countrywide Asset-Backed Certificates
	$ 7,030		5.39%, 4/25/2036	2,477	1,587
Finance - Mortgage Loan/Banker - 0.00%			5.51%, 8/25/2036	2,305	1,998
Fannie Mae			First NLC Trust
6.00%, 5/15/2011	75	77	0.56%, 9/25/2035(e)	722	715
			0.76%, 5/25/2035(e)	455	269
Food - 0.35%			GSAA Trust
JBS Finance II Ltd			0.40%, 4/25/2047(a),(e)	8,765	659
8.25%, 1/29/2018(d)	300	317	JP Morgan Mortgage Acquisition Corp
Kraft Foods Inc			0.41%, 8/25/2036(e)	1,850	1,434
5.38%, 2/10/2020	3,280	3,675	Morgan Stanley ABS Capital I
6.50%, 2/9/2040	630	722	1.13%, 12/25/2034(e)	367	98
7.00%, 8/11/2037	900	1,082	New Century Home Equity Loan Trust
Michael Foods Inc			0.55%, 3/25/2035(e)	85	79
9.75%, 7/15/2018(d)	1,000	1,090	Option One Mortgage Loan Trust
	$ 6,886		0.71%, 3/25/2037(a),(e)	4,325	210
			1.26%, 2/25/2035(a),(e)	153	38

See accompanying notes

213

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Home Equity Asset Backed Securities (continued)			Lodging - 0.15%
Residential Asset Securities Corp			Harrah's Operating Co Inc
0.41%, 9/25/2036(e)	$ 7,900 $	6,623	10.00%, 12/15/2018	$ 486 $	421
Saxon Asset Securities Trust			11.25%, 6/1/2017	130	144
1.96%, 3/25/2035(e)	356	154	MGM Resorts International
Specialty Underwriting & Residential Finance			13.00%, 11/15/2013	745	886
1.03%, 2/25/2035(e)	375	324	Wyndham Worldwide Corp
	$ 17,006		5.75%, 2/1/2018	395	410
Insurance - 1.77%			7.38%, 3/1/2020	210	233
Aflac Inc			9.88%, 5/1/2014	725	857
3.45%, 8/15/2015	1,725	1,803		$ 2,951
6.45%, 8/15/2040	2,000	2,039	Machinery - Diversified - 0.02%
AON Corp			Manitowoc Co Inc/The
6.25%, 9/30/2040	1,445	1,455	8.50%, 11/1/2020	370	386
CNA Financial Corp
6.00%, 8/15/2011	1,875	1,939	Media - 2.76%
Crum & Forster Holdings Corp			CBS Corp
7.75%, 5/1/2017	1,295	1,361	4.30%, 2/15/2021	1,480	1,467
Endurance Specialty Holdings Ltd			5.75%, 4/15/2020	3,060	3,391
7.00%, 7/15/2034	740	727	5.90%, 10/15/2040	335	324
Genworth Financial Inc			7.88%, 7/30/2030	3,160	3,729
6.15%, 11/15/2066(e)	2,650	2,107	8.88%, 5/15/2019	1,840	2,384
ING Groep NV			Comcast Corp
5.78%, 12/8/2049	1,565	1,444	6.45%, 3/15/2037	845	929
Ironshore Holdings US Inc			6.50%, 11/15/2035	2,425	2,655
8.50%, 5/15/2020(d)	1,450	1,509	COX Communications Inc
Liberty Mutual Group Inc			5.45%, 12/15/2014	1,095	1,241
7.00%, 3/15/2037(d),(e)	875	819	DIRECTV Holdings LLC
10.75%, 6/15/2058(d),(e)	1,685	2,089	3.55%, 3/15/2015	925	971
Lincoln National Corp			DirecTV Holdings LLC / DirecTV Financing Co
5.65%, 8/27/2012	865	924	Inc
7.00%, 5/17/2066(e)	5,125	4,997	5.88%, 10/1/2019	6,340	7,221
Mutual of Omaha Insurance Co			7.63%, 5/15/2016	2,505	2,806
6.95%, 10/15/2040(d)	1,400	1,366	Discovery Communications LLC
Travelers Cos Inc/The			3.70%, 6/1/2015	1,900	2,032
5.35%, 11/1/2040(f)	3,840	3,869	6.35%, 6/1/2040	850	931
6.25%, 3/15/2067(e)	3,030	3,151	DISH DBS Corp
WR Berkley Corp			7.75%, 5/31/2015	1,160	1,263
6.25%, 2/15/2037	1,820	1,719	7.88%, 9/1/2019	725	795
XL Group PLC			Globo Comunicacao e Participacoes SA
6.50%, 12/31/2049(e)	1,965	1,759	6.25%, 12/31/2049(d),(e)	255	263
	$ 35,077		Kabel Deutschland GmbH
Internet - 0.27%			10.63%, 7/1/2014	2,085	2,176
Open Solutions Inc			NBC Universal Inc
9.75%, 2/1/2015(d)	2,290	1,663	2.10%, 4/1/2014(d)	1,095	1,108
UPC Holding BV			2.88%, 4/1/2016(d)	5,360	5,426
9.88%, 4/15/2018(d)	1,775	1,939	4.38%, 4/1/2021(d)	2,700	2,758
Zayo Group LLC/Zayo Capital Inc			5.95%, 4/1/2041(d)	970	991
10.25%, 3/15/2017(d)	1,580	1,703	News America Inc
	$ 5,305		6.20%, 12/15/2034	3,250	3,439
Iron & Steel - 0.12%			Nielsen Finance LLC / Nielsen Finance Co
ArcelorMittal			10.00%, 8/1/2014	1,015	1,067
3.75%, 8/5/2015	1,145	1,179	Rainbow National Services LLC
China Oriental Group Co Ltd			10.38%, 9/1/2014(d)	1,590	1,656
8.00%, 8/18/2015(d)	395	416	Time Warner Inc
CSN Resources SA			3.15%, 7/15/2015	1,715	1,795
6.50%, 7/21/2020(d)	300	324	7.63%, 4/15/2031	1,260	1,534
Evraz Group SA			Univision Communications Inc
9.50%, 4/24/2018	368	414	7.88%, 11/1/2020(d)	270	284
Severstal OAO Via Steel Capital SA				$ 54,636
9.75%, 7/29/2013	100	111	Mining - 0.35%
	$ 2,444		Alcoa Inc
Leisure Products & Services - 0.06%			5.90%, 2/1/2027	665	653
Royal Caribbean Cruises Ltd			AngloGold Ashanti Holdings PLC
6.88%, 12/1/2013	765	822	5.38%, 4/15/2020	265	283
7.25%, 6/15/2016	300	327	Gold Fields Orogen Holding BVI Ltd
			4.88%, 10/7/2020(d)	225	221
	$ 1,149
			Rio Tinto Finance USA Ltd
			1.88%, 11/2/2015(f)	1,345	1,347
			3.50%, 11/2/2020(f)	2,285	2,282

See accompanying notes

214

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Mining (continued)			Mortgage Backed Securities (continued)
Rio Tinto Finance USA Ltd (continued)			Countrywide Home Loan Mortgage Pass Through
5.20%, 11/2/2040(f)	$ 725 $	729	Trust
Southern Copper Corp			0.46%, 4/25/2046(e)	$ 5,724 $	3,265
6.75%, 4/16/2040	204	219	5.00%, 4/25/2035	3,027	3,013
Vale Overseas Ltd			Credit Suisse First Boston Mortgage Securities
4.63%, 9/15/2020	285	295	Corp
6.88%, 11/21/2036	654	745	0.28%, 1/15/2037(d),(e)	21,956	553
Vedanta Resources PLC			0.36%, 11/15/2037(d),(e)	19,883	399
9.50%, 7/18/2018	145	156	0.44%, 5/15/2036(d),(e)	8,677	16
	$ 6,930		4.96%, 1/15/2037(d)	2,675	2,375
Miscellaneous Manufacturing - 0.85%			Credit Suisse Mortgage Capital Certificates
GE Capital Trust I			0.18%, 12/15/2039	19,681	328
6.38%, 11/15/2067	550	544	0.77%, 9/15/2039(d)	61,755	958
Textron Inc			5.38%, 11/15/2016(d)	1,150	1,220
6.20%, 3/15/2015	1,835	2,046	5.38%, 12/15/2016(d)	3,250	2,996
Tyco Electronics Group SA			5.42%, 2/15/2040	4,000	2,544
6.00%, 10/1/2012	1,740	1,884	5.47%, 8/16/2016(d)	3,700	3,466
7.13%, 10/1/2037	105	124	5.66%, 5/10/2017(d)	4,000	3,632
Tyco International Finance SA			5.70%, 7/15/2017(d)	6,811	7,291
3.38%, 10/15/2015	5,880	6,233	5.70%, 7/15/2017(d)	2,980	2,693
4.13%, 10/15/2014	985	1,075	5.91%, 6/15/2039(e)	1,900	1,971
Tyco International Ltd / Tyco International Finance			6.00%, 7/15/2017(d)	1,775	1,472
SA			Fannie Mae
7.00%, 12/15/2019	4,000	4,970	0.46%, 1/25/2023(e)	537	537
	$ 16,876		0.51%, 11/25/2022(e)	416	416
			0.51%, 3/25/2035(e)	450	450
Mortgage Backed Securities - 15.89%
Adjustable Rate Mortgage Trust			0.56%, 2/25/2018(e)	321	321
0.53%, 8/25/2036(a),(e)	4,188	840	0.56%, 2/25/2032(e)	627	627
0.54%, 6/25/2035(e)	493	478	1.29%, 10/25/2011(e)	35,654	323
0.83%, 2/25/2035(e)	223	196	4.50%, 8/25/2019	15,186	1,520
Banc of America Commercial Mortgage Inc			5.00%, 9/25/2019	3,738	361
0.45%, 7/10/2042	189,776	907	5.89%, 11/25/2039(e)	7,155	1,001
4.73%, 7/10/2043(e)	3,430	3,172	6.29%, 7/25/2038	3,078	294
4.97%, 7/10/2043	1,390	497	6.29%, 7/25/2040(e)	7,026	1,082
5.36%, 10/10/2045(e)	2,950	3,152	6.44%, 10/25/2035(e)	7,221	1,288
5.45%, 1/15/2049	2,970	3,134	6.48%, 4/25/2037(e)	8,072	1,719
5.63%, 4/10/2049	2,535	2,632	6.49%, 10/25/2034(e)	7,213	1,180
5.67%, 1/15/2049(d),(e)	1,335	235	6.49%, 11/25/2036(e)	7,194	1,096
5.87%, 4/10/2049(e)	6,185	6,484	6.50%, 2/25/2047	1,585	1,773
5.89%, 7/10/2044	2,955	3,236	6.51%, 4/25/2039(e)	1,756	1,880
6.34%, 2/10/2051(e)	4,610	5,062	6.84%, 9/25/2031(e)	4,654	394
Banc of America Funding Corp			6.94%, 8/25/2037(e)	4,873	775
0.34%, 7/20/2036(e)	162	162	7.14%, 3/25/2039(e)	2,031	2,163
0.55%, 7/20/2036(e)	5,220	2,230	7.39%, 10/25/2017(e)	1,946	133
Banc of America Large Loan Inc			Fannie Mae Whole Loan
5.20%, 1/25/2017(d)	4,647	4,932	0.46%, 5/25/2035(e)	1,631	1,623
BCRR Trust			FDIC Structured Sale Guaranteed Notes
5.86%, 12/15/2043(d)	1,975	1,724	3.00%, 9/30/2019(d)	2,187	2,269
Bear Stearns Alt-A Trust			3.25%, 4/25/2038(d)	2,639	2,684
0.54%, 7/25/2035(e)	278	139	Freddie Mac
Bear Stearns Mortgage Funding Trust			0.56%, 6/15/2018(e)	513	513
0.47%, 7/25/2036(e)	6,902	3,620	0.61%, 2/15/2030(e)	273	273
Bella Vista Mortgage Trust			0.61%, 5/15/2030(e)	203	203
0.52%, 5/20/2045(a),(e)	671	376	0.71%, 6/15/2023(e)	940	941
Citigroup Commercial Mortgage Trust			0.86%, 8/15/2018(e)	2,231	2,247
0.72%, 10/15/2049(e)	60,401	820	4.00%, 9/15/2021	2,621	2,758
5.49%, 3/17/2051(d),(e)	1,732	1,656	7.27%, 11/15/2033(e)	3,996	684
6.09%, 12/10/2049(e)	1,750	1,368	GE Capital Commercial Mortgage Corp
Commercial Mortgage Pass Through Certificates			0.38%, 5/10/2014	15,320	89
6.01%, 12/10/2049(e)	1,105	1,196	5.61%, 4/10/2017(e)	5,750	4,648
Countrywide Alternative Loan Trust			Ginnie Mae
0.48%, 5/25/2035(e)	23	13	5.00%, 10/16/2022	11,865	1,134
0.54%, 6/25/2036(a),(e)	5,142	538	6.24%, 1/16/2038(e)	1,553	129
0.68%, 12/25/2035(e)	3,439	903	6.43%, 6/16/2037(e)	6,185	868
1.71%, 7/20/2035(e)	862	482	7.26%, 10/20/2032(e)	2,103	336
Countrywide Asset-Backed Certificates			GMAC Commercial Mortgage Securities Inc
0.53%, 1/25/2036(e)	2,827	2,164	1.02%, 3/10/2038(d),(e)	6,257	22
0.54%, 11/25/2035(e)	288	275	Greenpoint Mortgage Funding Trust
			0.53%, 6/25/2045(e)	507	133

See accompanying notes

215

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Mortgage Backed Securities (continued)			Mortgage Backed Securities (continued)
Greenpoint Mortgage Funding Trust (continued)			Morgan Stanley Capital I (continued)
0.56%, 6/25/2045(e)	$ 444 $	92	5.81%, 4/12/2049(e)	$ 825 $	829
Greenwich Capital Commercial Funding Corp			Morgan Stanley Reremic Trust
5.51%, 3/10/2039	3,775	2,935	3.00%, 1/17/2013(c),(d)	5,842	5,853
5.74%, 12/10/2049	1,485	1,567	3.25%, 12/17/2043(d)	17,000	17,098
GS Mortgage Securities Corp II			6.00%, 8/12/2045(d),(e)	1,545	1,686
0.86%, 11/10/2039(d)	37,281	931	6.00%, 8/12/2045(d),(e)	770	753
1.59%, 8/10/2020(d)	32,417	3,041	10.24%, 12/17/2043(c),(d),(e)	8,000	8,280
6.00%, 8/10/2045(e)	665	704	Nomura Asset Acceptance Corp
GSR Mortgage Loan Trust			0.61%, 2/25/2035(e)	82	68
0.52%, 8/25/2046(a),(e)	4,254	650	RBSCF Trust
0.62%, 12/25/2035(e)	511	422	4.66%, 4/15/2015(d)	900	934
Impac CMB Trust			5.31%, 3/16/2012(d)	1,070	1,074
0.51%, 5/25/2037(e)	3,479	2,960	5.34%, 12/16/2016(d),(e)	2,000	2,011
0.69%, 4/25/2035(e)	302	124	6.00%, 7/17/2014(d),(e)	400	396
1.26%, 10/25/2033(e)	195	123	Residential Accredit Loans Inc
Indymac Index Mortgage Loan Trust			0.45%, 7/25/2037(a),(e)	7,498	4,373
0.44%, 2/25/2037(e)	3,744	2,403	Residential Asset Securitization Trust
0.49%, 4/25/2035(e)	527	295	5.50%, 2/25/2035	2,249	2,253
0.50%, 6/25/2037(a),(e)	5,559	3,336	Sequoia Mortgage Trust
0.52%, 6/25/2035(e)	4,262	2,848	1.03%, 2/20/2034(e)	2,144	1,539
0.56%, 8/25/2035(e)	885	572	Structured Adjustable Rate Mortgage Loan Trust
0.86%, 4/25/2034(e)	195	142	0.45%, 7/25/2037(e)	5,369	3,078
JP Morgan Chase Commercial Mortgage Securities			0.96%, 8/25/2034(a),(e)	2,636	195
Corp			Structured Asset Mortgage Investments Inc
0.70%, 2/15/2051(e)	58,900	839	0.56%, 5/25/2045(e)	570	159
2.16%, 9/15/2020(d)	10,000	1,097	0.57%, 9/25/2045(e)	663	441
4.31%, 12/5/2027(d)	1,413	1,532	Structured Asset Securities Corp
5.07%, 11/15/2043(d)	3,100	3,116	5.50%, 6/25/2036(e)	4,479	1,016
5.29%, 9/12/2037(e)	300	196	Vornado DP LLC
5.31%, 1/15/2049	250	256	5.28%, 9/13/2020(d)	1,050	1,070
5.34%, 5/15/2047	2,326	2,447	Wachovia Bank Commercial Mortgage Trust
5.42%, 2/15/2017	750	785	0.72%, 10/15/2041(d),(e)	29,346	189
5.44%, 5/15/2045(e)	2,725	2,723	0.81%, 5/15/2044(d),(e)	10,853	92
5.62%, 6/12/2041(e)	3,205	2,528	5.60%, 12/15/2043	1,960	140
5.62%, 5/15/2045(e)	1,350	624	5.68%, 5/15/2046(e)	3,540	3,728
5.72%, 11/15/2017	1,830	1,929	5.80%, 7/15/2045	3,155	3,137
5.72%, 11/15/2043(d)	725	722	5.82%, 5/15/2046(e)	2,255	2,073
5.88%, 2/15/2051	3,500	3,741	6.10%, 2/15/2051(e)	825	866
6.30%, 2/12/2051(e)	2,040	1,488	WAMU Commercial Mortgage Securities Trust
6.40%, 2/12/2051(d),(e)	2,250	773	3.83%, 1/25/2035(d)	391	394
JP Morgan Mortgage Trust			WaMu Mortgage Pass Through Certificates
5.94%, 6/25/2036(e)	419	401	0.48%, 8/25/2046(a),(e)	1,517	409
LB-UBS Commercial Mortgage Trust			0.49%, 4/25/2045(e)	291	237
0.35%, 7/15/2040(d)	68,196	1,261	0.51%, 11/25/2045(e)	174	172
0.51%, 2/15/2040(e)	14,701	256	0.53%, 4/25/2045(e)	291	219
5.42%, 1/15/2017	1,110	1,189	0.55%, 7/25/2045(e)	657	529
5.56%, 2/15/2040(e)	1,615	1,034	0.57%, 1/25/2045(e)	370	307
5.86%, 7/15/2040(e)	2,550	2,711	0.63%, 1/25/2045(e)	699	455
6.32%, 4/15/2041(e)	2,300	1,606	0.64%, 11/25/2045(e)	779	770
6.32%, 4/15/2041(e)	250	277	0.66%, 1/25/2045(e)	6,297	4,639
6.45%, 7/17/2040(e)	1,540	482	0.79%, 1/25/2045(e)	1,854	146
Luminent Mortgage Trust			0.90%, 12/25/2027(e)	3,853	3,409
0.45%, 5/25/2046(e)	2,012	1,099	2.70%, 5/25/2035(e)	670	662
Merrill Lynch Mortgage Investors Inc			4.07%, 12/25/2035(e)	2,293	2,243
0.61%, 8/25/2036(e)	276	156	Washington Mutual Alternative Mortgage Pass-
Merrill Lynch Mortgage Trust			Through Certificates
5.78%, 8/12/2016	2,750	2,734	0.44%, 1/25/2047(e)	4,498	278
Merrill Lynch/Countrywide Commercial Mortgage			Wells Fargo Commercial Mortgage Trust
Trust			5.28%, 10/17/2057(c),(d),(f)	1,250	1,287
0.72%, 8/12/2048(e)	39,988	936	5.59%, 10/17/2057(c),(d),(f)	1,500	1,510
0.82%, 12/12/2049(e)	112,788	2,101	Wells Fargo Mortgage Backed Securities Trust
5.39%, 12/12/2049(d),(e)	1,700	289	2.94%, 10/25/2035(e)	1,037	921
5.49%, 3/12/2051	4,000	4,114		$ 313,945
Morgan Stanley Capital I			Office & Business Equipment - 0.39%
0.51%, 6/12/2012(e)	9,044	8,305	Xerox Corp
4.97%, 4/14/2040	17,250	18,065	4.25%, 2/15/2015	3,160	3,403
5.23%, 12/15/2041(d)	2,750	2,646	6.35%, 5/15/2018	1,840	2,152
5.36%, 3/15/2044(e)	2,595	2,722

See accompanying notes

216

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Office & Business Equipment (continued)			Oil & Gas (continued)
Xerox Corp (continued)			Petroleos Mexicanos
6.75%, 2/1/2017	$ 1,755 $	2,082	5.50%, 1/21/2021	$ 460 $	500
	$ 7,637		Petroleum Development Corp
Oil & Gas - 3.92%			12.00%, 2/15/2018	1,825	2,044
Anadarko Petroleum Corp			Petroquest Energy Inc
5.95%, 9/15/2016	3,740	4,090	10.00%, 9/1/2017	545	559
6.38%, 9/15/2017	3,600	3,999	Pioneer Natural Resources Co
BP Capital Markets PLC			7.50%, 1/15/2020	1,165	1,312
3.13%, 10/1/2015	3,130	3,212	Pride International Inc
3.63%, 5/8/2014	620	650	6.88%, 8/15/2020	390	442
5.25%, 11/7/2013	1,730	1,868	8.50%, 6/15/2019	4,190	5,086
Canadian Natural Resources Ltd			QEP Resources Inc
5.70%, 5/15/2017	1,405	1,629	6.88%, 3/1/2021	575	625
Chaparral Energy Inc			Quicksilver Resources Inc
8.50%, 12/1/2015	660	658	11.75%, 1/1/2016	467	539
9.88%, 10/1/2020(d)	315	332	Range Resources Corp
Chesapeake Energy Corp			6.75%, 8/1/2020	520	558
9.50%, 2/15/2015	1,915	2,221	Reliance Holdings USA Inc
ConocoPhillips			6.25%, 10/19/2040(d)	500	495
5.75%, 2/1/2019	1,650	1,977	Rowan Cos Inc
ConocoPhillips Holding Co			5.00%, 9/1/2017	1,500	1,567
6.95%, 4/15/2029	1,130	1,412	Shell International Finance BV
Continental Resources Inc/OK			3.10%, 6/28/2015	4,155	4,406
7.13%, 4/1/2021(d)	280	302	Suncor Energy Inc
7.38%, 10/1/2020(d)	445	482	6.85%, 6/1/2039	850	1,005
Denbury Resources Inc			Talisman Energy Inc
8.25%, 2/15/2020	764	852	5.13%, 5/15/2015	1,040	1,162
9.75%, 3/1/2016	1,625	1,840	6.25%, 2/1/2038	430	468
Ecopetrol SA			Total Capital SA
7.63%, 7/23/2019	235	289	3.00%, 6/24/2015	1,600	1,684
Gazprom Via Gaz Capital SA			Transocean Inc
7.29%, 8/16/2037(d)	1,664	1,806	4.95%, 11/15/2015	4,270	4,525
9.25%, 4/23/2019(d)	720	893	6.00%, 3/15/2018	845	916
Hilcorp Energy I LP/Hilcorp Finance Co			Venoco Inc
7.63%, 4/15/2021(d)	1,120	1,169	11.50%, 10/1/2017	865	921
8.00%, 2/15/2020(d)	455	480	XTO Energy Inc
KazMunaiGaz Finance Sub BV			5.50%, 6/15/2018	750	892
7.00%, 5/5/2020(d)	665	707	6.50%, 12/15/2018	1,925	2,442
11.75%, 1/23/2015	137	170	Zhaikmunai Finance BV
Linn Energy LLC			10.50%, 10/19/2015(d)	150	148
9.88%, 7/1/2018	1,390	1,543		$ 77,389
Linn Energy LLC/Linn Energy Finance Corp			Oil & Gas Services - 0.41%
7.75%, 2/1/2021(d)	285	294	Cameron International Corp
8.63%, 4/15/2020(d)	360	389	6.38%, 7/15/2018	1,670	1,931
11.75%, 5/15/2017	355	412	Halliburton Co
Lukoil International Finance BV			6.15%, 9/15/2019	1,695	2,026
7.25%, 11/5/2019(d)	474	513	Weatherford International Ltd Bermuda
Nexen Inc			5.13%, 9/15/2020	3,390	3,549
6.20%, 7/30/2019	1,130	1,338	6.75%, 9/15/2040	475	505
6.40%, 5/15/2037	1,205	1,317		$ 8,011
Noble Holding International Ltd			Other Asset Backed Securities - 2.12%
6.20%, 8/1/2040	595	654	Aircraft Certificate Owner Trust
OPTI Canada Inc			7.00%, 9/20/2022(c),(d)	705	649
7.88%, 12/15/2014	1,980	1,485	Ameriquest Mortgage Securities Inc
Pemex Project Funding Master Trust			0.56%, 3/25/2035(e)	242	233
6.63%, 6/15/2035	240	266	Carrington Mortgage Loan Trust
Petrobras International Finance Co			0.54%, 12/25/2035(e)	6,172	5,679
5.75%, 1/20/2020	290	325	Chase Funding Mortgage Loan Asset-Backed
6.88%, 1/20/2040	220	255	Certificates
Petrobras International Finance Co - Pifco			0.72%, 12/25/2033(e)	37	34
7.88%, 3/15/2019	475	600	0.86%, 7/25/2033(e)	1,830	1,626
Petro-Canada			1.01%, 9/25/2033(e)	664	267
6.05%, 5/15/2018	2,500	2,947	Countrywide Asset-Backed Certificates
Petrohawk Energy Corp			0.39%, 11/25/2037(e)	5,320	4,082
7.25%, 8/15/2018(d)	405	420	0.42%, 2/25/2037(e)	7,775	6,656
10.50%, 8/1/2014	415	474	0.55%, 2/25/2036(e)	1,791	1,754
Petroleos de Venezuela SA			0.78%, 6/25/2035(e)	2,261	2,140
5.00%, 10/28/2015	636	380	1.87%, 1/25/2034(e)	28	15
5.25%, 4/12/2017	750	443

See accompanying notes

217

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Other Asset Backed Securities (continued)			Pipelines (continued)
Countrywide Home Equity Loan Trust			Plains All American Pipeline LP / PAA Finance
0.49%, 12/15/2035(e)	$ 849 $	344	Corp
First-Citizens Home Equity Loan LLC			3.95%, 9/15/2015	$ 2,645 $	2,801
0.47%, 9/15/2022(d),(e)	799	488	5.75%, 1/15/2020	325	363
JP Morgan Mortgage Acquisition Corp			Regency Energy Partners LP/Regency Energy
0.34%, 12/25/2036(e)	262	112	Finance Corp
0.34%, 3/25/2037(e)	1,046	988	6.88%, 12/1/2018	840	880
0.41%, 3/25/2037(e)	3,820	2,377	9.38%, 6/1/2016	375	420
0.43%, 4/25/2036(e)	3,772	2,950	TransCanada PipeLines Ltd
5.45%, 11/25/2036	5,313	5,328	3.40%, 6/1/2015	465	500
Lehman XS Trust			3.80%, 10/1/2020	1,420	1,463
1.39%, 11/25/2035(e)	2,326	1,353	6.10%, 6/1/2040	1,820	2,031
Long Beach Mortgage Loan Trust			Williams Partners LP
0.76%, 2/25/2035(e)	1,795	1,763	3.80%, 2/15/2015	385	408
Marriott Vacation Club Owner Trust				$ 20,523
5.52%, 5/20/2029(d),(e)	875	925	Real Estate - 0.01%
Merrill Lynch Mortgage Investors Inc			Central China Real Estate Ltd
0.49%, 7/25/2036(e)	59	57	12.25%, 10/20/2015(d)	100	105
MSDWCC Heloc Trust
0.45%, 7/25/2017(e)	510	383	Regional Authority - 0.02%
Ownit Mortgage Loan Asset Backed Certificates			Provincia de Buenos Aires/Argentina
0.56%, 8/25/2036(e)	82	81	11.75%, 10/5/2015(d)	100	102
Popular ABS Mortgage Pass-Through Trust			Provincia de Cordoba
0.53%, 5/25/2035(e)	1,409	1,029	12.38%, 8/17/2017(d)	270	283
Residential Asset Mortgage Products Inc				$ 385
0.53%, 7/25/2035(e)	351	340
			REITS - 0.78%
SACO I Inc			Brandywine Operating Partnership LP
0.40%, 9/25/2036(e)	745	144	5.63%, 12/15/2010	1,397	1,403
	$ 41,797		CommonWealth REIT
Packaging & Containers - 0.08%			0.89%, 3/16/2011(e)	1,336	1,334
Graham Packaging Co LP/GPC Capital Corp I			Digital Realty Trust LP
8.25%, 10/1/2018(d)	455	471	4.50%, 7/15/2015(d)	3,735	3,881
Plastipak Holdings Inc			DuPont Fabros Technology LP
8.50%, 12/15/2015(d)	750	773	8.50%, 12/15/2017	615	666
10.63%, 8/15/2019(d)	310	344	Entertainment Properties Trust
	$ 1,588		7.75%, 7/15/2020(d)	4,290	4,451
Pharmaceuticals - 0.55%			iStar Financial Inc
AmerisourceBergen Corp			5.85%, 3/15/2017	1,105	917
5.63%, 9/15/2012	200	216	Reckson Operating Partnership LP
Mylan Inc/PA			6.00%, 3/31/2016	930	945
7.88%, 7/15/2020(d)	940	1,048	Simon Property Group LP
NBTY Inc			5.65%, 2/1/2020	1,550	1,751
9.00%, 10/1/2018(d)	830	882		$ 15,348
Omnicare Inc			Retail - 1.71%
6.13%, 6/1/2013	1,205	1,219	CVS Caremark Corp
7.75%, 6/1/2020	420	438	3.25%, 5/18/2015	1,105	1,162
Quintiles Transnational Corp			6.13%, 9/15/2039	2,940	3,168
9.50%, 12/30/2014(d)	1,195	1,219	CVS Pass-Through Trust
Teva Pharmaceutical Finance II BV / Teva			7.51%, 1/10/2032(d)	336	392
Pharmaceutical Finance III LLC			Darden Restaurants Inc
3.00%, 6/15/2015	2,350	2,467	6.80%, 10/15/2037(e)	2,350	2,617
Watson Pharmaceuticals Inc			DineEquity Inc
5.00%, 8/15/2014	1,980	2,168	9.50%, 10/30/2018(d)	920	980
6.13%, 8/15/2019	970	1,128	Ferrellgas LP/Ferrellgas Finance Corp
	$ 10,785		9.13%, 10/1/2017	875	967
Pipelines - 1.04%			Macy's Retail Holdings Inc
El Paso Pipeline Partners Operating Co LLC			5.75%, 7/15/2014	3,000	3,210
6.50%, 4/1/2020	740	807	5.90%, 12/1/2016	1,295	1,402
Energy Transfer Equity LP			6.90%, 4/1/2029	145	145
7.50%, 10/15/2020	565	616	Neiman Marcus Group Inc/The
Energy Transfer Partners LP			10.38%, 10/15/2015	615	649
6.70%, 7/1/2018	3,665	4,255	Nordstrom Inc
Enterprise Products Operating LLC			4.75%, 5/1/2020	600	639
6.13%, 10/15/2039	1,060	1,120	6.25%, 1/15/2018	1,480	1,728
8.38%, 8/1/2066	2,855	3,012	OSI Restaurant Partners Inc
MarkWest Energy Partners LP / MarkWest Energy			10.00%, 6/15/2015	470	488
Finance Corp			Phillips-Van Heusen Corp
6.75%, 11/1/2020(f)	105	107	7.38%, 5/15/2020	540	585
8.75%, 4/15/2018	1,585	1,740

See accompanying notes

218

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Retail (continued)			Sovereign (continued)
Sonic Automotive Inc			Denmark Government Bond
8.63%, 8/15/2013	$ 134 $	136	4.00%, 11/15/2017	$ 160 $	33
Suburban Propane Partners LP/Suburban Energy			Egypt Government International Bond
Finance Corp			5.75%, 4/29/2020(d)	260	281
7.38%, 3/15/2020	520	553	France Government Bond OAT
Toys R Us Property Co LLC			3.50%, 4/25/2020	145	213
8.50%, 12/1/2017(d)	470	509	3.75%, 4/25/2021	90	134
Wal-Mart Stores Inc			French Treasury Note BTAN
3.25%, 10/25/2020	10,830	10,721	3.00%, 7/12/2014	23	34
5.00%, 10/25/2040	1,935	1,920	Hungary Government International Bond
Yum! Brands Inc			4.75%, 2/3/2015	180	194
6.25%, 3/15/2018	940	1,114	Indonesia Government International Bond
6.88%, 11/15/2037	560	646	5.88%, 3/13/2020(d)	165	191
	$ 33,731		6.63%, 2/17/2037(d)	290	353
Semiconductors - 0.38%			Italy Buoni Poliennali Del Tesoro
Advanced Micro Devices Inc			4.25%, 3/1/2020	250	359
7.75%, 8/1/2020(d)	980	1,039	Japan Government Ten Year Bond
Broadcom Corp			1.40%, 6/20/2019	12,000	157
1.50%, 11/1/2013(d),(f)	2,720	2,733	1.50%, 12/20/2017	50,000	664
2.38%, 11/1/2015(d),(f)	1,650	1,668	1.70%, 3/20/2017	45,000	604
Freescale Semiconductor Inc			Japan Government Twenty Year Bond
9.25%, 4/15/2018(d)	385	412	1.90%, 3/20/2024	18,800	249
Jazz Technologies Inc			Mexico Government International Bond
8.00%, 6/30/2015(d)	1,471	1,261	5.63%, 1/15/2017	140	162
STATS ChipPAC Ltd			5.95%, 3/19/2019	570	676
7.50%, 8/12/2015(d)	300	329	6.05%, 1/11/2040	456	524
	$ 7,442		6.63%, 3/3/2015	185	218
Software - 0.27%			Netherlands Government Bond
First Data Corp			2.75%, 1/15/2015	80	116
10.55%, 9/24/2015	536	453	Panama Government International Bond
Fiserv Inc			5.20%, 1/30/2020	355	403
4.63%, 10/1/2020	4,060	4,113	6.70%, 1/26/2036	155	195
Microsoft Corp			Peruvian Government International Bond
4.50%, 10/1/2040	790	755	7.13%, 3/30/2019	655	832
	$ 5,321		Philippine Government International Bond
Sovereign - 1.31%			4.00%, 1/15/2021	295	295
Argentina Bonos			6.38%, 1/15/2032	329	381
7.00%, 10/3/2015	1,575	1,506	6.38%, 10/23/2034	175	203
Argentina Government International Bond			6.50%, 1/20/2020	654	786
8.28%, 12/31/2033	2,075	1,968	Poland Government Bond
Australia Government Bond			5.50%, 4/25/2015	22	8
4.75%, 6/15/2016	65	63	5.75%, 4/25/2014	95	34
Banco Nacional de Desenvolvimento Economico e			Republic of Austria
Social			3.40%, 10/20/2014	50	74
5.50%, 7/12/2020	293	317	Russian Foreign Bond - Eurobond
			3.63%, 4/29/2015(d)	500	511
6.50%, 6/10/2019	212	245	5.00%, 4/29/2020(d)	900	937
Belgium Government Bond			7.50%, 3/31/2030(d)	1,557	1,861
3.50%, 3/28/2015	150	220
4.00%, 3/28/2019	25	37	South Africa Government International Bond
Brazilian Government International Bond			5.50%, 3/9/2020	350	396
5.63%, 1/7/2041	311	345	6.50%, 6/2/2014	95	109
5.88%, 1/15/2019	815	967	6.88%, 5/27/2019	233	288
6.00%, 1/17/2017	435	514	Spain Government Bond
7.88%, 3/7/2015	120	149	3.80%, 1/31/2017	70	98
10.13%, 5/15/2027	294	484	4.10%, 7/30/2018	50	70
11.00%, 8/17/2040	110	154	Sweden Government Bond
Bundesobligation			3.75%, 8/12/2017	150	24
2.50%, 2/27/2015	25	36	Switzerland Government Bond
Bundesrepublik Deutschland			3.75%, 6/10/2015	20	23
4.25%, 7/4/2018	90	142	Turkey Government International Bond
4.75%, 7/4/2028	50	86	5.63%, 3/30/2021	385	430
Canadian Government Bond			6.88%, 3/17/2036	935	1,124
3.75%, 6/1/2019	80	85	7.00%, 6/5/2020	630	781
Colombia Government International Bond			7.25%, 3/15/2015	260	309
6.13%, 1/18/2041	278	318	United Kingdom Gilt
7.38%, 3/18/2019	295	377	4.50%, 3/7/2019	85	152
11.75%, 2/25/2020	74	119	5.00%, 3/7/2025	80	147
Croatia Government International Bond			Venezuela Government International Bond
6.63%, 7/14/2020(d)	260	294	5.75%, 2/26/2016	443	316

See accompanying notes

219

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's)	Value (000's)
Sovereign (continued)			Telecommunications (continued)
Venezuela Government International Bond			Verizon Global Funding Corp
(continued)			7.75%, 12/1/2030	$ 3,625	$ 4,584
6.00%, 12/9/2020	$ 966 $	569	Vimpel Communications Via VIP Finance Ireland
7.65%, 4/21/2025	556	338	Ltd OJSC
7.75%, 10/13/2019	106	71	9.13%, 4/30/2018(d)	830	940
8.50%, 10/8/2014	386	325	Vodafone Group PLC
9.25%, 9/15/2027	225	164	0.58%, 2/27/2012(e)	4,000	4,007
9.38%, 1/13/2034	145	97	0.63%, 6/15/2011(e)	1,930	1,933
	$ 25,939		West Corp
Telecommunications - 3.14%			8.63%, 10/1/2018(d)	265	275
America Movil SAB de CV			9.50%, 10/15/2014	635	665
5.00%, 3/30/2020	231	252	Wind Acquisition Finance SA
5.63%, 11/15/2017	399	452	11.75%, 7/15/2017(d)	1,970	2,246
6.13%, 3/30/2040	270	298	Wind Acquisition Holdings Finance SA
6.38%, 3/1/2035	236	267	12.25%, 7/15/2017(d)	927	1,075
AT&T Inc					$ 62,124
2.50%, 8/15/2015	3,920	4,032	Transportation - 0.62%
6.15%, 9/15/2034	880	938	Asciano Finance Ltd
6.50%, 9/1/2037	895	1,005	3.13%, 9/23/2015(d)	2,600	2,615
Clearwire Communications LLC/Clearwire			Burlington Northern Santa Fe LLC
Finance Inc			5.75%, 5/1/2040	2,020	2,142
12.00%, 12/1/2015(d)	2,335	2,586	6.15%, 5/1/2037	750	831
Digicel Group Ltd			CSX Corp
9.13%, 1/15/2015(d)	2,189	2,225	6.25%, 3/15/2018	3,315	3,927
Digicel Ltd			Kazakhstan Temir Zholy Finance BV
12.00%, 4/1/2014(d)	805	943	6.38%, 10/6/2020(d)	330	345
DigitalGlobe Inc			Navios Maritime Holdings Inc / Navios Maritime
10.50%, 5/1/2014	1,495	1,689	Finance US Inc
Global Crossing Ltd			8.88%, 11/1/2017(d)	775	827
12.00%, 9/15/2015	980	1,120	PHI Inc
Indosat Palapa Co BV			8.63%, 10/15/2018(d)	845	851
7.38%, 7/29/2020(d)	400	452	United Maritime Group LLC/United Maritime
Intelsat Luxembourg SA			Group Finance Corp
11.25%, 2/4/2017	635	680	11.75%, 6/15/2015	720	719
11.50%, 2/4/2017	600	648			$ 12,257
Intelsat Subsidiary Holding Co SA			Trucking & Leasing - 0.02%
8.88%, 1/15/2015	4,175	4,321	AWAS Aviation Capital Ltd
iPCS Inc			7.00%, 10/15/2016(d)	465	465
2.59%, 5/1/2013(e)	560	540
Level 3 Financing Inc			TOTAL BONDS		$ 1,214,958
9.25%, 11/1/2014	585	573		Principal
10.00%, 2/1/2018	710	680		Amount
MTS International Funding Ltd			CONVERTIBLE BONDS - 0.18%	(000's)	Value (000's)
8.63%, 6/22/2020(d)	735	854
			Aerospace & Defense - 0.02%
Nextel Communications Inc			GenCorp Inc
7.38%, 8/1/2015	2,795	2,805	4.06%, 12/31/2039(d)	400	363
Qtel International Finance Ltd
4.75%, 2/16/2021(d)	410	406
5.00%, 10/19/2025(d)	200	193	Biotechnology - 0.09%
			Amylin Pharmaceuticals Inc
SBA Tower Trust			3.00%, 6/15/2014	1,915	1,651
4.25%, 4/15/2015(d)	2,490	2,660
Sprint Nextel Corp			Electronics - 0.07%
8.38%, 8/15/2017	765	843	L-1 Identity Solutions Inc
Telecom Italia Capital SA			3.75%, 5/15/2027	1,445	1,445
0.95%, 2/1/2011(e)	845	844
1.13%, 7/18/2011(e)	2,175	2,173
			TOTAL CONVERTIBLE BONDS		$ 3,459
6.38%, 11/15/2033	910	911		Principal
Telefonica Emisiones SAU
0.77%, 2/4/2013(e)	2,075	2,045		Amount
			MUNICIPAL BONDS - 0.39%	(000's)	Value (000's)
3.73%, 4/27/2015	1,425	1,505
4.95%, 1/15/2015	2,945	3,252	California - 0.08%
			Los Angeles Unified School District/CA
5.13%, 4/27/2020	1,510	1,655	5.75%, 7/1/2034	$ 1,435	$ 1,393
Telemar Norte Leste SA			San Diego County Water Authority
5.50%, 10/23/2020(d)	600	604
			6.14%, 5/1/2049	190	206
Telemovil Finance Co Ltd 8.00%, 10/1/2017(d)	350	364			$ 1,599
Verizon Communications Inc
6.25%, 4/1/2037	1,425	1,584

See accompanying notes

220

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2010

	Principal			Principal
	Amount		SENIOR FLOATING RATE INTERESTS	Amount
MUNICIPAL BONDS (continued)	(000's)	Value (000's)	(continued)	(000's)	Value (000's)
Kansas - 0.07%			Internet - 0.02%
Kansas State Department of Transportation			Open Solutions Inc, Term Loan B
4.60%, 9/1/2035	$ 1,395	$ 1,376	2.41%, 1/23/2014(e)	$ 561	$ 471

Nevada - 0.10%			Lodging - 0.11%
County of Clark NV			Harrah's Operating Co Inc, Term Loan B1
6.88%, 7/1/2042	1,970	2,039	3.29%, 1/28/2015(e)	2,517	2,222

Utah - 0.06%			Machinery - Diversified - 0.03%
State of Utah			Manitowoc Company Inc, Term Loan B
3.54%, 7/1/2025	1,270	1,238	8.00%, 4/14/2014(e)	668	671

Washington - 0.08%			Media - 0.14%
State of Washington			Univision Communications Inc, Term Loan
5.09%, 8/1/2033	1,495	1,480	4.51%, 3/29/2017(e)	2,976	2,812

TOTAL MUNICIPAL BONDS		$ 7,732	Oil & Gas - 0.03%
	Principal		Venoco Inc, Term Loan C
SENIOR FLOATING RATE INTERESTS -	Amount		4.31%, 5/7/2014(e)	678	641
1.90%	(000's)	Value (000's)
Automobile Manufacturers - 0.16%			Pharmaceuticals - 0.11%
Ford, Term Loan B			Grifols SA, Term Loan
3.04%, 12/16/2013(e)	$ 3,152	$ 3,114	0.00%, 6/4/2016(e),(g)	910	919
			NBTY Inc, Term Loan
			6.25%, 10/1/2017(e)	1,250	1,266
Automobile Parts & Equipment - 0.03%
Hayes Lemmerz Intl, Term Loan					$ 2,185
12.00%, 12/11/2013(e)	486	494	Retail - 0.12%
			DineEquity Inc, Bank Loan
Computers - 0.05%			6.00%, 10/7/2017(e)	1,175	1,185
Spansion Inc, Term Loan B-Exit			Outback Steakhouse, Term Loan
7.50%, 2/9/2015(e)	1,012	1,027	0.00%, 6/14/2013(e),(g)	55	52
			0.00%, 6/14/2014(e),(g)	550	517
Diversified Financial Services - 0.11%			Phillips-Van Heusen Corp, Term Loan
American General Finance Corp, Term Loan			0.00%, 3/16/2016(e),(g)	675	679
7.25%, 4/21/2015(e)	1,420	1,432			$ 2,433
Nuveen Investments Inc, Term Loan			Semiconductors - 0.13%
12.50%, 7/9/2015(e)	655	710	Freescale Semiconductor Inc, Term Loan
		$ 2,142	4.51%, 12/1/2016(e)	1,842	1,735
Electric - 0.12%			Microsemi Corp
Texas Competitive Electric Holdings LLC, Term			0.00%, 10/30/2017(e),(g)	765	772
Loan B2					$ 2,507
3.92%, 10/29/2014(e)	2,722	2,118	Software - 0.13%
Texas Competitive Electric Holdings LLC, Term			First Data Corp, Term Loan B1
Loan B3			3.01%, 12/24/2014(e)	1,207	1,085
0.00%, 10/10/2014(e),(g)	275	214	First Data Corp, Term Loan B3
		$ 2,332	3.01%, 9/24/2014(e)	932	837
Entertainment - 0.07%			Reynolds & Reynolds Co, Term Loan
CCM Merger Inc, Term Loan B			0.00%, 4/1/2017(e),(g)	550	552
8.50%, 7/21/2012(e)	1,386	1,385			$ 2,474
			Telecommunications - 0.05%
Healthcare - Services - 0.38%			Intelsat Jackson Holdings Ltd, Term Loan
Aurora Diagnostics LLC, Term Loan			0.00%, 2/1/2014(e),(g)	550	522
0.00%, 4/20/2016(e),(g)	550	540	Level 3, Term Loan
HCA Inc, Term Loan A1			0.00%, 3/13/2014(e),(g)	550	513
1.54%, 1/22/2012(e)	1,822	1,787			$ 1,035
HCA Inc, Term Loan B1			TOTAL SENIOR FLOATING RATE INTERESTS		$ 37,537
2.54%, 11/18/2013(e)	3,671	3,596
				Principal
Multiplan Inc, Term Loan			U.S. GOVERNMENT & GOVERNMENT	Amount
6.50%, 7/9/2017(e)	1,496	1,500
			AGENCY OBLIGATIONS - 41.85%	(000's)	Value (000's)
		$ 7,423	Federal Home Loan Mortgage Corporation (FHLMC) - 11.70%
Insurance - 0.11%			2.74%, 1/1/2034(e),(h)	$ 256	$ 268
Asurion Corp, PIK Term Loan			3.39%, 12/1/2035(e),(h)	113	119
6.76%, 7/7/2015(e)	21	20	3.50%, 12/1/2025(h),(i)	7,175	7,399
Asurion Corp, Term Loan			3.57%, 5/1/2037(e),(h)	593	621
0.00%, 3/31/2015(e),(g)	2,190	2,149	4.00%, 8/1/2025(h)	12,428	13,185
		$ 2,169	4.00%, 12/1/2025(h),(i)	7,175	7,492
			4.00%, 12/1/2040(h),(i)	5,740	5,888
			4.50%, 5/1/2040(h)	10,937	11,573
			4.50%, 5/1/2040(h)	5,987	6,336

See accompanying notes

221

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2010

	Principal			Principal
U.S. GOVERNMENT & GOVERNMENT	Amount		U.S. GOVERNMENT & GOVERNMENT	Amount
AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)			Federal National Mortgage Association (FNMA) (continued)
4.50%, 6/1/2040(h)	$ 3,409	$ 3,608	2.35%, 3/1/2036(e),(h)	$ 1,811	$ 1,870
4.50%, 8/1/2040(h)	538	567	2.53%, 1/1/2033(e),(h)	240	248
4.50%, 8/1/2040(h)	24,861	26,183	2.59%, 3/1/2035(e),(h)	597	625
4.50%, 9/1/2040(h)	12,457	13,127	2.61%, 2/1/2036(e),(h)	69	72
5.00%, 3/1/2018(h)	2,317	2,479	2.63%, 4/1/2033(e),(h)	358	367
5.00%, 5/1/2018(h)	1,619	1,739	2.68%, 4/1/2036(e),(h)	566	593
5.00%, 10/1/2018(h)	1,087	1,168	2.72%, 7/1/2034(e),(h)	711	746
5.00%, 1/1/2019(h)	1,601	1,719	2.74%, 8/1/2035(e),(h)	33	34
5.00%, 8/1/2040(h)	16,880	18,049	2.75%, 7/1/2033(e),(h)	2,161	2,264
5.00%, 11/1/2040(h),(i)	20,250	21,475	2.85%, 12/1/2032(e),(h)	248	259
5.05%, 7/1/2034(e),(h)	154	164	2.86%, 8/1/2035(e),(h)	411	429
5.48%, 8/1/2037(e),(h)	829	884	2.89%, 9/1/2035(e),(h)	277	290
5.50%, 3/1/2018(h)	318	346	3.05%, 3/1/2035(e),(h)	7,256	7,661
5.50%, 8/1/2023(h)	3,919	4,283	3.50%, 11/1/2025(h),(i)	5,000	5,174
5.50%, 6/1/2024(h)	465	502	4.00%, 8/1/2020(h)	8,735	9,244
5.50%, 4/1/2033(h)	253	274	4.00%, 5/1/2024(h)	7,328	7,685
5.50%, 5/1/2033(h)	576	623	4.00%, 7/1/2024(h)	2,262	2,371
5.50%, 10/1/2033(h)	458	495	4.00%, 5/1/2025(h)	2,548	2,675
5.50%, 12/1/2033(h)	2,829	3,088	4.00%, 11/1/2040(h),(i)	15,000	15,464
5.50%, 2/1/2035(h)	3,204	3,458	4.50%, 1/1/2020(h)	1,321	1,413
5.50%, 11/1/2036(h)	3,220	3,477	4.50%, 4/1/2024(h)	6,828	7,292
5.50%, 4/1/2038(h)	2,805	3,029	4.50%, 5/1/2025(h)	6,825	7,290
5.50%, 8/1/2038(h)	2,311	2,533	4.50%, 7/1/2025(h)	1,969	2,088
5.50%, 11/1/2040(h),(i)	34,500	36,958	4.50%, 6/1/2039(h)	2,476	2,616
5.84%, 2/1/2037(e),(h)	842	894	4.50%, 7/1/2039(h)	458	483
6.00%, 7/1/2017(h)	96	104	4.50%, 8/1/2039(h)	6,153	6,499
6.00%, 3/1/2022(h)	298	327	4.50%, 5/1/2040(h)	11,766	12,516
6.00%, 7/1/2023(h)	1,124	1,235	4.50%, 5/1/2040(h)	3,452	3,662
6.00%, 6/1/2028(h)	19	21	4.50%, 8/1/2040(h)	761	799
6.00%, 1/1/2029(h)	8	8	4.50%, 8/1/2040(h)	1,646	1,739
6.00%, 3/1/2031(h)	45	50	4.50%, 11/1/2040(h),(i)	24,306	25,514
6.00%, 4/1/2031(h)	5	6	5.00%, 3/1/2018(h)	776	835
6.00%, 12/1/2031(h)	252	280	5.00%, 5/1/2020(h)	692	749
6.00%, 12/1/2032(h)	249	276	5.00%, 12/1/2039(h)	396	426
6.00%, 2/1/2033(h)	303	336	5.00%, 2/1/2040(h)	852	907
6.00%, 12/1/2033(h)	481	532	5.00%, 2/1/2040(h)	912	971
6.00%, 10/1/2036(e),(h)	2,425	2,649	5.00%, 4/1/2040(h)	2,156	2,295
6.00%, 12/1/2037(e),(h)	3,072	3,354	5.00%, 8/1/2040(h)	1,254	1,333
6.00%, 1/1/2038(h)	2,382	2,627	5.00%, 11/1/2040(h),(i)	24,550	26,092
6.00%, 1/1/2038(e),(h)	945	1,032	5.39%, 10/1/2036(e),(h)	577	612
6.00%, 7/1/2038(h)	11,362	12,531	5.50%, 9/1/2017(h)	96	104
6.50%, 6/1/2017(h)	246	269	5.50%, 10/1/2017(h)	150	163
6.50%, 3/1/2029(h)	33	37	5.50%, 1/1/2018(h)	13,448	14,599
6.50%, 3/1/2029(h)	4	5	5.50%, 3/1/2018(h)	10,606	11,520
6.50%, 5/1/2029(h)	50	56	5.50%, 1/1/2019(h)	4,400	4,776
6.50%, 4/1/2031(h)	25	29	5.50%, 3/1/2020(h)	39,679	43,074
6.50%, 6/1/2031(h)	2	2	5.50%, 6/1/2020(h)	2,739	2,976
6.50%, 9/1/2031(h)	12	14	5.50%, 9/1/2020(h)	2,790	3,032
6.50%, 2/1/2032(h)	24	27	5.50%, 2/1/2023(h)	350	379
6.50%, 2/1/2032(h)	16	19	5.50%, 6/1/2023(h)	1,344	1,457
6.50%, 5/1/2032(h)	61	69	5.50%, 7/1/2023(h)	24	26
6.50%, 4/1/2035(h)	534	594	5.50%, 7/1/2033(h)	1,066	1,155
6.50%, 10/1/2035(h)	274	305	5.50%, 9/1/2033(h)	1,207	1,309
7.00%, 12/1/2029(h)	19	22	5.50%, 8/1/2036(h)	7,362	7,954
7.00%, 6/1/2030(h)	27	31	5.50%, 2/1/2037(h)	722	781
7.00%, 12/1/2030(h)	21	24	5.50%, 12/1/2038(h)	11,103	12,072
7.00%, 6/1/2031(h)	1	1	5.96%, 12/1/2036(e),(h)	2,553	2,734
7.00%, 9/1/2031(h)	7	8	6.00%, 10/1/2021(h)	1,839	2,012
7.50%, 9/1/2030(h)	6	7	6.00%, 2/1/2023(h)	115	126
7.50%, 9/1/2030(h)	7	8	6.00%, 5/1/2032(h)	19	22
7.50%, 12/1/2030(h)	1	1	6.00%, 5/1/2036(h)	790	869
7.50%, 1/1/2031(h)	35	41	6.00%, 9/1/2037(h)	3,321	3,612
7.50%, 3/1/2031(h)	10	12	6.00%, 2/1/2038(e),(h)	4,327	4,702
7.50%, 2/1/2032(h)	20	23	6.00%, 3/1/2038(h)	1,638	1,794
8.00%, 9/1/2030(h)	124	143	6.00%, 5/1/2038(h)	1,747	1,920
8.00%, 11/1/2030(h)	1	1	6.00%, 5/1/2038(h)	1,104	1,209
		$ 231,119	6.00%, 5/1/2038(h)	1,043	1,142
Federal National Mortgage Association (FNMA) - 15.70%			6.00%, 8/1/2038(h)	1,903	2,100
1.70%, 10/1/2034(e),(h)	333	344	6.00%, 8/1/2038(h)	3,770	4,167

See accompanying notes

222

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2010

	Principal			Principal
U.S. GOVERNMENT & GOVERNMENT	Amount		U.S. GOVERNMENT & GOVERNMENT	Amount
AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)
Federal National Mortgage Association (FNMA) (continued)			U.S. Treasury (continued)
6.50%, 2/1/2011(h)	$ 6	$ 6	6.13%, 8/15/2029	$ 25	$ 34
6.50%, 3/1/2011(h)	5	5	6.75%, 8/15/2026	3,000	4,256
6.50%, 7/1/2016(h)	11	12			$ 207,557
6.50%, 2/1/2017(h)	34	37	TOTAL U.S. GOVERNMENT &
6.50%, 3/1/2017(h)	15	17	GOVERNMENT AGENCY OBLIGATIONS		$ 827,041
6.50%, 4/1/2017(h)	9	10		Maturity
6.50%, 8/1/2017(h)	229	252		Amount
6.50%, 5/1/2022(h)	22	25	REPURCHASE AGREEMENTS - 3.03%	(000's)	Value (000's)
6.50%, 12/1/2031(h)	9	10
			Banks - 3.03%
6.50%, 2/1/2032(h)	14	16	Investment in Joint Trading Account; Bank of	$ 17,048	$ 17,047
6.50%, 2/1/2032(h)	30	33	America Repurchase Agreement; 0.22%
6.50%, 4/1/2032(h)	17	19	dated 10/29/10 maturing 11/01/10
6.50%, 6/1/2032(h)	6	7	(collateralized by Sovereign Agency Issues;
6.50%, 8/1/2032(h)	115	130	$17,388,336; 0.00% - 5.25%; dated 05/01/13
6.50%, 7/1/2037(h)	2,515	2,825	- 04/15/42)
6.50%, 7/1/2037(h)	1,757	1,973	Investment in Joint Trading Account; Credit Suisse	16,458	16,458
6.50%, 12/1/2037(h)	4,430	4,892	Repurchase Agreement; 0.21% dated
6.50%, 2/1/2038(h)	1,688	1,879	10/29/10 maturing 11/01/10 (collateralized by
6.50%, 3/1/2038(h)	1,383	1,540	US Treasury Note; $16,786,543; 1.13%;
7.00%, 2/1/2032(h)	49	56	dated 01/15/12)
7.00%, 3/1/2032(h)	117	134	Investment in Joint Trading Account; Deutsche	15,635	15,635
7.50%, 8/1/2032(h)	47	54	Bank Repurchase Agreement; 0.21% dated
		$ 310,264	10/29/10 maturing 11/01/10 (collateralized by
Government National Mortgage Association (GNMA) - 3.95%			Sovereign Agency Issues; $15,947,221;
4.50%, 6/20/2025	20,462	21,778	0.38% - 3.75%; dated 12/06/10 - 01/29/15)
4.50%, 8/15/2040	9,954	10,632	Investment in Joint Trading Account; Morgan	10,697	10,697
5.00%, 11/15/2033	9,687	10,473	Stanley Repurchase Agreement; 0.20% dated
5.00%, 6/15/2034	212	228	10/29/10 maturing 11/01/10 (collateralized by
5.00%, 8/20/2040	20,140	21,683	Sovereign Agency Issues; $10,911,254;
5.00%, 11/1/2040(i)	4,755	5,106	1.88% - 6.13%; dated 01/09/12 - 02/21/13)
5.50%, 5/20/2035	494	537			$ 59,837
5.50%, 11/1/2040(i)	5,010	5,435	TOTAL REPURCHASE AGREEMENTS		$ 59,837
6.00%, 7/20/2028	140	155	Total Investments		$ 2,151,624
6.00%, 11/20/2028	127	141	Liabilities in Excess of Other Assets, Net - (8.89)%		$ (175,574)
6.00%, 1/20/2029	143	159	TOTAL NET ASSETS - 100.00%		$ 1,976,050
6.00%, 7/20/2029	34	38
6.00%, 8/15/2031	70	77
6.00%, 1/15/2032	18	20	(a) Security is Illiquid
6.00%, 2/15/2032	204	226	(b) Non-Income Producing Security
6.00%, 2/15/2033	109	120	(c)	Market value is determined in accordance with procedures established in
6.00%, 12/15/2033	145	161	good faith by the Board of Directors. At the end of the period, the value of
6.50%, 3/20/2028	26	29	these securities totaled $25,478 or 1.29% of net assets.
6.50%, 5/20/2029	22	25	(d)	Security exempt from registration under Rule 144A of the Securities Act of
6.50%, 2/20/2032	11	13	1933. These securities may be resold in transactions exempt from
6.50%, 10/15/2032	77	87	registration, normally to qualified institutional buyers. Unless otherwise
6.50%, 12/15/2032	576	650	indicated, these securities are not considered illiquid. At the end of the
7.00%, 4/15/2031	1	1	period, the value of these securities totaled $286,658 or 14.51% of net
7.00%, 6/15/2031	41	48	assets.
7.00%, 7/15/2031	8	9	(e)	Variable Rate. Rate shown is in effect at October 31, 2010.
7.00%, 6/15/2032	219	253	(f) Security purchased on a when-issued basis.
8.00%, 1/20/2031	14	17	(g)	This Senior Floating Rate Note will settle after October 31, 2010, at which
		$ 78,101	time the interest rate will be determined.
U.S. Treasury - 10.50%			(h)	This entity was put into conservatorship by the US Government in 2008.
1.25%, 9/30/2015	2,260	2,271	See Notes to Financial Statements for additional information.
1.75%, 8/15/2012	20,000	20,510	(i)	Security was purchased in a "to-be-announced" ("TBA") transaction. See
1.88%, 8/31/2017	19,425	19,449	Notes to Financial Statements for additional information.
1.88%, 9/30/2017	1,500	1,500	(j)	Security or a portion of the security was pledged to cover margin
2.63%, 12/31/2014	450	482	requirements for swap and/or swaption contracts. At the end of the period,
2.63%, 4/30/2016	80	85	the value of these securities totaled $879 or 0.04% of net assets.
2.63%, 8/15/2020	7,640	7,647
2.75%, 2/15/2019	20,040	20,755
3.13%, 1/31/2017	30,000	32,602
3.13%, 5/15/2019	635	673
3.25%, 12/31/2016	500	547
3.63%, 8/15/2019	200	219
4.00%, 8/15/2018	27,650	31,391
4.38%, 5/15/2040(j)	15,060	16,041
4.50%, 2/15/2036	13,500	14,783
6.00%, 2/15/2026	26,000	34,312

See accompanying notes

223

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2010

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 84,002
Unrealized Depreciation		(104,472)
Net Unrealized Appreciation (Depreciation)		$ (20,470)
Cost for federal income tax purposes		$ 2,172,094
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector		Percent
Mortgage Securities		47 .24%
Financial		18 .16%
Government		11 .83%
Communications		6 .44%
Energy		5 .70%
Consumer, Non-cyclical		4 .40%
Asset Backed Securities		4 .09%
Consumer, Cyclical		3 .14%
Industrial		2 .87%
Utilities		1 .96%
Technology		1 .86%
Basic Materials		0 .79%
General Obligation		0 .21%
Revenue		0 .18%
Diversified		0 .02%
Liabilities in Excess of Other Assets, Net		(8 .89)%
TOTAL NET ASSETS		100.00%

Credit Default Swaps

									Unrealized/
			Buy/Sell	(Pay)/Receive Expiration			Notional		Appreciation
Counterparty (Issuer)	Reference Entity		Protection Fixed Rate			Date	Amount		(Depreciation)
Barclays Bank PLC	CMBX.NA.A1		Buy		(0.35)%	10/12/2052	$ 1,750		$ 73
Barclays Bank PLC	CDX.NA.HY.14		Buy		(5.00)%	06/20/2015		4,200	(329)
Barclays Bank PLC	CDX.NA.HY.14		Buy		(5.00)%	06/20/2015		4,200	(339)
Goldman Sachs International	CDX.NA.HY.14		Buy		(5.00)%	06/20/2015		8,400	(696)
Morgan Stanley Capital Services Inc	CDX.NA.HY.14		Buy		(5.00)%	06/20/2015		4,200	(334)
Morgan Stanley Capital Services Inc	CMBX.NA.A4		Buy		(3.48)%	02/17/2051		2,250	62
Morgan Stanley Capital Services Inc	CDX.NA.HY.14		Buy		(5.00)%	06/20/2015		6,800	(572)
Morgan Stanley Capital Services Inc	CDX.NA.HY.14		Buy		(5.00)%	06/20/2015		4,200	(329)

All dollar amounts are shown in thousands (000's)

Foreign Currency Contracts

Foreign Currency Purchase									Net Unrealized
Contracts	Counterparty	Delivery Date Contracts to Accept In Exchange For				Value		Appreciation/(Depreciation)
Euro	JP Morgan Securities	12/20/2010		75,226 $		100	$ 105	$ 5
Japanese Yen	JP Morgan Securities	12/20/2010		4,952,839		58	61		3

Foreign Currency Sale									Net Unrealized
Contracts	Counterparty	Delivery Date Contracts to Deliver In Exchange For				Value		Appreciation/(Depreciation)
Australian Dollar	JP Morgan Securities	12/20/2010		70,848 $		67	$ 69	$ (2)
British Pound	JP Morgan Securities	12/20/2010		189,730		296	304		(8)
Canadian Dollar	JP Morgan Securities	12/20/2010		108,749		106	107		(1)
Danish Kroner	JP Morgan Securities	12/20/2010		179,365		32	33		(1)
Euro	JP Morgan Securities	12/20/2010		1,247,611		1,633	1,735		(102)
Japanese Yen	JP Morgan Securities	12/20/2010 142,800,230				1,667	1,776		(109)
Polish Zloty	JP Morgan Securities	12/20/2010		125,292		41	44		(3)
Swedish Krona	JP Morgan Securities	12/20/2010		168,378		24	25		(1)
Swiss Franc	JP Morgan Securities	12/20/2010		23,162		23	24		(1)

All dollar amounts are shown in thousands (000's)

Interest Rate Swaps

		(Pay)/Receive				Notional /Principal			Unrealized
Counterparty (Issuer)	Floating Rate Index	Floating Rate	Fixed Rate Expiration Date		Currency	Amount		Appreciation/(Depreciation)
Morgan Stanley Capital	3 Month LIBOR	Receive	2.65% 07/14/2017		USD	$ 8,500		$ (361)
Services Inc

See accompanying notes

224

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2010

Interest Rate Swaps (continued)

		(Pay)/Receive			Notional /Principal	Unrealized
Counterparty (Issuer)	Floating Rate Index	Floating Rate	Fixed Rate Expiration Date	Currency	Amount	Appreciation/(Depreciation)
Morgan Stanley Capital	3 Month LIBOR	Receive	2.08% 08/26/2017	USD	$ 8,750	$ (31)
Services Inc

All dollar amounts are shown in thousands (000's)

See accompanying notes

225

Schedule of Investments
Core Plus Bond Fund I
October 31, 2010

CONVERTIBLE PREFERRED STOCKS -				Principal
0.20%	Shares Held Value (000's)			Amount
Banks - 0.20%			BONDS (continued)	(000's)	Value (000's)
Wells Fargo & Co	5,800 $	5,800	Banks (continued)
			Danske Bank A/S
TOTAL CONVERTIBLE PREFERRED STOCKS		$ 5,800	2.50%, 5/10/2012(b)	$ 4,100	$ 4,198
	Principal		Deutsche Bank AG/London
	Amount		6.00%, 9/1/2017	2,900	3,382
BONDS - 41.42%	(000's)	Value (000's)	Dexia Credit Local SA
			0.96%, 4/29/2014(a),(b)	8,700	8,665
Agriculture - 0.13%
Altria Group Inc			Export-Import Bank of Korea
4.13%, 9/11/2015	$ 1,800	$ 1,944	4.00%, 1/29/2021	800	783
UST LLC			5.13%, 6/15/2020	1,400	1,514
5.75%, 3/1/2018	1,700	1,833	5.88%, 1/14/2015	8,000	8,940
		$ 3,777	Goldman Sachs Group Inc/The
			1.20%, 2/4/2013(a)	200	270
Airlines - 0.03%
UAL 2009-1 Pass Through Trust			5.13%, 4/24/2013	1,300	1,896
10.40%, 11/1/2016	877	995	6.25%, 9/1/2017	1,800	2,034
			ING Bank NV
			1.33%, 3/30/2012(a),(b)	23,000	22,923
Automobile Asset Backed Securities - 0.05%			2.63%, 2/9/2012(b)	23,600	24,086
Capital Auto Receivables Asset Trust
1.71%, 10/15/2012(a)	608	612	Intesa Sanpaolo SpA/New York NY
Ford Credit Auto Owner Trust			2.38%, 12/21/2012	14,500	14,530
1.21%, 1/15/2012	717	717	JP Morgan Chase & Co
			0.66%, 12/21/2011(a)	4,500	4,499
2.00%, 12/15/2011	35	35	1.04%, 9/30/2013(a)	11,700	11,740
		$ 1,364
			6.00%, 1/15/2018	800	913
Banks - 15.06%			7.90%, 4/29/2049(a)	2,100	2,239
Ally Financial Inc
5.38%, 6/6/2011	7,802	10,886	JP Morgan Chase Bank NA
			0.62%, 6/13/2016(a)	3,500	3,293
6.00%, 4/1/2011	1,500	1,504
6.00%, 12/15/2011	4,000	4,100	KeyCorp
			1.09%, 11/22/2010(a)	900	1,251
6.88%, 9/15/2011	6,500	6,711
7.50%, 9/15/2020(b)	1,300	1,404	6.50%, 5/14/2013	800	880
8.30%, 2/12/2015(b)	5,000	5,450	Korea Development Bank
American Express Bank FSB			4.38%, 8/10/2015	7,400	7,967
6.00%, 9/13/2017	5,000	5,724	8.00%, 1/23/2014	2,000	2,355
American Express Centurion Bank			Lloyds TSB Bank PLC
			5.80%, 1/13/2020(b)	18,100	19,370
5.55%, 10/17/2012	1,300	1,398	12.00%, 12/31/2049(b),(d)	12,200	13,786
Banco Nac De Desen Econo
4.13%, 9/15/2017(c)	800	1,130	Morgan Stanley
Banco Santander Chile			0.56%, 4/19/2012	1,500	1,495
			(a)
1.77%, 4/20/2012(a),(b)	4,700	4,698	0.78%, 1/9/2012	13,000	12,990
			0.83%, 1/9/2014(a)	1,200	1,143
Bank of America Corp
4.50%, 4/1/2015	10,000	10,414	5.95%, 12/28/2017	2,700	2,923
6.50%, 8/1/2016	10,100	11,262	Nordea Bank AB
			4.88%, 1/27/2020(b)	10,900	11,731
Bank of Montreal
2.85%, 6/9/2015(b)	1,800	1,903	Regions Bank/Birmingham AL
Bank of Nova Scotia			7.50%, 5/15/2018	800	854
1.65%, 10/29/2015(b),(d)	1,900	1,897	Regions Financial Corp
Bank of Scotland PLC			7.38%, 12/10/2037	500	451
0.35%, 12/8/2010(a),(b)	600	600	Royal Bank of Scotland PLC/The
			1.45%, 10/20/2011(b)	8,700	8,773
Barclays Bank PLC			2.63%, 5/11/2012(b)	21,900	22,357
5.00%, 9/22/2016	10,100	11,228	(b)
6.05%, 12/4/2017(b)	4,300	4,706	3.00%, 12/9/2011	3,000	3,077
BPCE SA			3.95%, 9/21/2015	1,400	1,442
2.38%, 10/4/2013(b),(d)	700	706	Santander US Debt SA Unipersonal
			1.33%, 3/30/2012(a),(b)	17,200	16,974
Citigroup Inc
0.56%, 6/9/2016(a)	300	277	Societe Generale
			5.92%, 4/29/2049(a),(b)	500	472
0.90%, 6/28/2013(a)	2,300	3,031
2.38%, 8/13/2013(a)	2,200	2,218	UBS AG/Stamford CT
			1.44%, 2/23/2012(a)	4,800	4,838
3.63%, 11/30/2017	2,300	3,077
5.50%, 8/27/2012	400	428	USB Capital IX
			6.19%, 4/15/2049(a)	800	628
5.50%, 4/11/2013	5,800	6,279
5.50%, 10/15/2014	10,400	11,372	Wachovia Corp
			0.66%, 10/15/2011(a)	11,550	11,558
5.63%, 8/27/2012	600	635
6.00%, 2/21/2012	700	741	Wells Fargo & Co
			7.98%, 3/29/2049(a)	23,000	24,150
6.00%, 8/15/2017	4,658	5,135
6.40%, 3/27/2013	1,700	2,536	Westpac Banking Corp
			3.59%, 8/14/2014(b)	2,000	2,153
8.50%, 5/22/2019	300	377
Commonwealth Bank of Australia					$ 443,349
0.95%, 7/12/2013(a),(b)	13,900	13,973	Beverages - 0.60%
Credit Agricole SA			Anheuser-Busch InBev Worldwide Inc
8.38%, 10/13/2049(a),(b)	16,500	18,026	4.13%, 1/15/2015	7,900	8,573

See accompanying notes

226

Schedule of Investments
Core Plus Bond Fund I
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Beverages (continued)			Diversified Financial Services (continued)
Anheuser-Busch InBev Worldwide Inc (continued)			SLM Corp (continued)
5.38%, 1/15/2020	$ 7,900 $	8,969	5.00%, 4/15/2015	$ 10,000 $	9,651
	$ 17,542		Sydney Airport Finance Co Pty Ltd
Commercial Services - 0.24%			5.13%, 2/22/2021(b),(c)	500	507
Duke University			TNK-BP Finance SA
4.20%, 4/1/2014	1,800	1,989	6.13%, 3/20/2012	2,300	2,401
5.15%, 4/1/2019	1,400	1,610	7.88%, 3/13/2018	3,100	3,505
President and Fellows of Harvard College				$ 244,997
6.00%, 1/15/2019(b)	500	602	Electric - 0.55%
6.50%, 1/15/2039(b)	2,400	2,975	Centrais Eletricas Brasileiras SA
	$ 7,176		6.88%, 7/30/2019(b)	1,600	1,904
Diversified Financial Services - 8.32%			Duke Energy Carolinas LLC
American Express Credit Corp			5.75%, 11/15/2013	2,300	2,622
0.44%, 12/2/2010(a)	2,700	2,700	EDF SA
American Express Travel Related Services Co Inc			5.50%, 1/26/2014(b)	500	564
5.25%, 11/21/2011(b)	2,400	2,492	6.50%, 1/26/2019(b)	500	619
American General Finance Corp			Enel Finance International SA
0.54%, 12/15/2011(a)	10,000	9,272	6.80%, 9/15/2037(b)	2,800	3,147
0.65%, 8/17/2011(a)	100	95	Entergy Corp
3.25%, 1/16/2013	6,800	8,138	3.63%, 9/15/2015	4,500	4,595
4.13%, 11/29/2013	7,500	8,907	Korea Hydro & Nuclear Power Co Ltd
4.63%, 6/22/2011	200	273	6.25%, 6/17/2014	900	1,013
4.88%, 7/15/2012	2,600	2,480	Majapahit Holding BV
5.63%, 8/17/2011	7,000	6,912	7.75%, 1/20/2020	1,300	1,592
6.90%, 12/15/2017	1,200	999		$ 16,056
Bear Stearns Cos LLC/The			Finance - Mortgage Loan/Banker - 5.32%
7.25%, 2/1/2018	2,200	2,684	Fannie Mae
Capital One Capital V			0.75%, 12/18/2013(e)	48,200	48,275
10.25%, 8/15/2039	10,000	10,850	1.00%, 9/23/2013	6,500	6,568
Caterpillar Financial Services Corp			1.13%, 9/30/2013	20,300	20,586
7.05%, 10/1/2018	5,390	6,798	1.63%, 10/26/2015	11,900	12,013
Citigroup Capital XXI			1.75%, 2/22/2013	1,100	1,132
8.30%, 12/21/2057	9,050	9,469	2.50%, 5/15/2014	1,300	1,374
FCE Bank PLC			2.75%, 2/5/2014	1,100	1,171
7.13%, 1/16/2012	2,000	2,892	2.75%, 3/13/2014	2,500	2,665
7.13%, 1/15/2013	5,350	7,893	3.00%, 9/16/2014	2,000	2,154
7.88%, 2/15/2011	1,300	2,107	4.13%, 4/15/2014	7,600	8,461
Ford Motor Credit Co LLC			4.38%, 10/15/2015	700	799
3.28%, 1/13/2012(a)	1,600	1,614	4.63%, 10/15/2013	9,600	10,720
7.50%, 8/1/2012	1,500	1,611	4.88%, 12/15/2016	600	705
General Electric Capital Corp			5.00%, 3/15/2016	3,800	4,464
0.72%, 10/6/2015(a)	7,500	7,072	5.00%, 2/13/2017	2,300	2,716
6.88%, 1/10/2039	500	575	5.00%, 5/11/2017	500	592
Goldman Sachs Capital II			5.38%, 6/12/2017	1,900	2,292
5.79%, 12/29/2049(a)	2,600	2,233	Freddie Mac
International Lease Finance Corp			0.52%, 11/26/2012	1,700	1,703
1.27%, 8/15/2011(a)	8,100	10,905	0.88%, 10/28/2013	4,000	4,027
5.45%, 3/24/2011	4,490	4,512	2.50%, 1/7/2014	1,400	1,478
5.75%, 6/15/2011	3,000	3,034	2.50%, 4/23/2014	5,000	5,292
6.75%, 9/1/2016(b)	1,700	1,853	3.50%, 5/29/2013	2,000	2,151
Macquarie Bank Ltd			4.38%, 7/17/2015	4,700	5,361
2.60%, 1/20/2012(b)	20,726	21,227	4.50%, 1/15/2013	600	653
Macquarie Group Ltd			4.50%, 1/15/2014	500	560
7.30%, 8/1/2014(b)	7,400	8,364	4.88%, 11/15/2013	1,100	1,241
Merrill Lynch & Co Inc			5.00%, 2/16/2017	3,300	3,899
0.52%, 6/5/2012(a)	4,200	4,126	5.00%, 4/18/2017	700	830
1.08%, 3/22/2011(a)	1,200	1,661	5.25%, 4/18/2016	1,000	1,191
6.05%, 8/15/2012	14,150	15,087	5.50%, 7/18/2016	1,400	1,693
Nomura Holdings Inc				$ 156,766
6.70%, 3/4/2020	13,200	14,990	Healthcare - Services - 0.37%
Northern Rock Asset Management PLC			HCA Inc
5.63%, 6/22/2017(b),(c)	12,200	12,933	8.50%, 4/15/2019	5,200	5,850
RZD Capital Limited			Roche Holdings Inc
5.74%, 4/3/2017	2,300	2,426	7.00%, 3/1/2039(b)	3,900	5,046
SLM Corp				$ 10,896
0.49%, 3/15/2011(a)	5,000	4,962
			Holding Companies - Diversified - 0.05%
2.75%, 3/15/2011	10,100	10,156	Noble Group Ltd
3.13%, 9/17/2012	2,550	3,391	6.75%, 1/29/2020	1,200	1,334
4.88%, 12/17/2012	7,500	11,240

See accompanying notes

227

Schedule of Investments
Core Plus Bond Fund I
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Home Equity Asset Backed Securities - 0.16%			Mortgage Backed Securities (continued)
Lake Country Mortgage Loan Trust			GSMPS Mortgage Loan Trust
0.72%, 12/25/2032(a),(b)	$ 4,653 $	4,606	7.50%, 6/19/2032(b)	$ 192 $	165
			JP Morgan Chase Commercial Mortgage Securities
Insurance - 1.46%			Corp
American International Group Inc			4.88%, 1/12/2038(a)	5,300	5,691
4.95%, 3/20/2012	1,000	1,041	JP Morgan Mortgage Trust
5.45%, 5/18/2017	2,000	2,078	2.97%, 7/25/2035(a)	2,202	1,987
5.85%, 1/16/2018	700	740	5.75%, 1/25/2036	887	804
8.18%, 5/15/2068	2,300	2,450	6.08%, 10/25/2036(a)	3,552	3,123
8.25%, 8/15/2018	4,000	4,775	Mastr Reperforming Loan Trust
ASIF III Jersey Ltd			7.00%, 8/25/2034(b)	258	263
5.50%, 3/7/2011	6,800	9,556	Merrill Lynch Mortgage Investors Inc
Hartford Financial Services Group Inc			2.75%, 6/25/2035(a)	1,539	1,378
8.13%, 6/15/2068(a)	1,200	1,275	Morgan Stanley Capital I
Metropolitan Life Global Funding I			5.11%, 6/15/2040(a)	1,255	1,347
0.93%, 7/13/2011(a),(b)	13,900	13,920	RBSCF Trust
Pacific LifeCorp			5.47%, 7/16/2016(b)	20,378	21,968
6.00%, 2/10/2020(b)	900	965	Suntrust Adjustable Rate Mortgage Loan Trust
Prudential Financial Inc			5.91%, 10/25/2037(a)	16,282	12,860
3.05%, 6/10/2013(a)	1,000	1,002	Thornburg Mortgage Securities Trust
Reinsurance Group of America Inc			0.36%, 3/25/2037(a)	1,266	1,234
6.75%, 12/15/2011	5,050	5,264	Wachovia Bank Commercial Mortgage Trust
	$ 43,066		5.42%, 1/15/2045	200	217
Investment Companies - 0.06%			WaMu Mortgage Pass Through Certificates
Temasek Financial I Ltd			5.78%, 2/25/2037(a)	7,025	5,970
4.30%, 10/25/2019(b)	1,700	1,839		$ 82,806
			Oil & Gas - 1.15%
Iron & Steel - 0.16%			Petrobras International Finance Co - Pifco
CSN Islands XI Corp			5.88%, 3/1/2018	4,700	5,257
6.88%, 9/21/2019	1,800	1,995	7.88%, 3/15/2019	9,600	12,133
CSN Resources SA			Petroleos Mexicanos
6.50%, 7/21/2020(b)	700	757	5.50%, 1/21/2021	6,500	7,067
Gerdau Holdings Inc			6.00%, 3/5/2020	3,700	4,177
7.00%, 1/20/2020(b)	1,000	1,134	8.00%, 5/3/2019	2,100	2,699
Gerdau Trade Inc			Shell International Finance BV
5.75%, 1/30/2021(b)	800	829	5.50%, 3/25/2040	1,400	1,542
	$ 4,715		Total Capital SA
Mining - 0.33%			4.45%, 6/24/2020	1,000	1,093
Corp Nacional del Cobre de Chile				$ 33,968
7.50%, 1/15/2019(b)	600	757	Other Asset Backed Securities - 0.22%
Vale Overseas Ltd			Small Business Administration Participation
5.63%, 9/15/2019	5,800	6,486	Certificates
6.88%, 11/10/2039	2,100	2,410	4.43%, 5/1/2029(a)	6,011	6,564
	$ 9,653
Mortgage Backed Securities - 2.81%			Pharmaceuticals - 0.08%
Arran Residential Mortgages Funding PLC			Novartis Capital Corp
2.20%, 5/16/2047(a),(b),(c),(d)	1,500	2,088	4.13%, 2/10/2014	2,000	2,190
2.40%, 5/16/2047(a),(b),(d)	4,200	5,847
Banc of America Funding Corp			Pipelines - 0.01%
2.84%, 6/25/2034(a)	227	219	TransCanada PipeLines Ltd
Banc of America Mortgage Securities Inc			7.63%, 1/15/2039	200	262
5.50%, 12/25/2020	2,202	2,239
Bear Stearns Adjustable Rate Mortgage Trust			Real Estate - 0.25%
3.71%, 12/25/2035(a)	416	399	WEA Finance LLC
Bear Stearns Alt-A Trust			7.13%, 4/15/2018(b)	6,300	7,458
2.78%, 5/25/2035(a)	434	337
2.98%, 9/25/2035(a)	40	31	Regional Authority - 0.49%
Bear Stearns Commercial Mortgage Securities			Province of Ontario Canada
5.59%, 6/11/2040(a)	1,689	1,732	4.20%, 6/2/2020	2,000	2,069
5.70%, 6/11/2050	200	219	4.60%, 6/2/2039	1,500	1,561
Countrywide Home Loan Mortgage Pass Through			5.85%, 3/8/2033	3,800	4,590
Trust			6.50%, 3/8/2029	4,700	6,008
5.50%, 11/25/2035	6,606	6,211	Province of Quebec Canada
Fannie Mae			4.50%, 12/1/2020	200	210
0.57%, 4/25/2037(a)	2,242	2,238		$ 14,438
0.71%, 9/25/2035(a)	4,165	4,161	Savings & Loans - 0.47%
Fannie Mae Grantor Trust			Nationwide Building Society
7.50%, 6/25/2030	26	31	6.25%, 2/25/2020(b)	12,700	13,955
7.50%, 7/25/2042	39	47

See accompanying notes

228

Schedule of Investments
Core Plus Bond Fund I
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's)	Value (000's)	MUNICIPAL BONDS (continued)	(000's)	Value (000's)
Sovereign - 2.80%			Georgia - 0.12%
Brazilian Government International Bond			Municipal Electric Authority of Georgia
4.88%, 1/22/2021	$ 9,900	$ 10,979	6.66%, 4/1/2057	$ 3,500	$ 3,568
Canadian Government Bond
2.00%, 12/1/2014	9,300	9,193	Illinois - 0.64%
2.50%, 9/1/2013	6,900	6,943	Chicago Transit Authority
4.50%, 6/1/2015	1,400	1,531	6.20%, 12/1/2040	11,000	10,585
Korea Housing Finance Corp			State of Illinois
4.13%, 12/15/2015(b)	900	949	4.07%, 1/1/2014	2,400	2,490
Mexico Government International Bond			6.90%, 3/1/2035	6,000	5,872
5.95%, 3/19/2019	200	237			$ 18,947
6.05%, 1/11/2040	1,500	1,725	Louisiana - 0.13%
Societe Financement de l'Economie Francaise			State of Louisiana
0.73%, 7/16/2012(a),(b)	1,000	1,002	3.00%, 5/1/2043	3,900	3,903
3.38%, 5/5/2014(b)	11,300	12,213
Swedish Housing Finance Corp			Nebraska - 0.01%
3.13%, 3/23/2012(b)	36,400	37,675	Public Power Generation Agency
		$ 82,447	7.24%, 1/1/2041	200	211
Student Loan Asset Backed Securities - 0.04%
SLM Student Loan Trust			Nevada - 0.06%
0.54%, 4/25/2017(a)	8	8	County of Clark NV
1.00%, 10/25/2017(a)	100	100	6.82%, 7/1/2045	1,700	1,836
2.91%, 12/16/2019(a),(b)	1,000	1,000
		$ 1,108	New York - 0.04%
Telecommunications - 0.14%			New York City Municipal Water Finance
Cellco Partnership / Verizon Wireless Capital LLC			Authority
5.25%, 2/1/2012	3,900	4,125	6.01%, 6/15/2042	1,000	1,071

Transportation - 0.07%			Pennsylvania - 0.03%
Union Pacific Corp			University of Pittsburgh/PA GO OF UNIV
5.70%, 8/15/2018	1,800	2,093	5.00%, 9/15/2028	800	885

TOTAL BONDS		$ 1,219,545	TOTAL MUNICIPAL BONDS		$ 74,518
	Principal			Principal
	Amount		SENIOR FLOATING RATE INTERESTS -	Amount
CONVERTIBLE BONDS - 0.49%	(000's)	Value (000's)	0.08%	(000's)	Value (000's)
Oil & Gas - 0.49%			Diversified Financial Services - 0.08%
Chesapeake Energy Corp			American General Finance Corp, Term Loan
2.25%, 12/15/2038	700	533	7.25%, 4/21/2015(a)	$ 2,300	$ 2,319
Transocean Inc
1.50%, 12/15/2037	14,300	14,014	TOTAL SENIOR FLOATING RATE INTERESTS		$ 2,319
		$ 14,547		Principal
TOTAL CONVERTIBLE BONDS		$ 14,547	U.S. GOVERNMENT & GOVERNMENT	Amount
	Principal		AGENCY OBLIGATIONS - 69.44%	(000's)	Value (000's)
	Amount		Federal Home Loan Mortgage Corporation (FHLMC) - 0.40%
MUNICIPAL BONDS - 2.53%	(000's)	Value (000's)	2.63%, 6/1/2035(a),(f)	$ 499	$ 521
			4.50%, 2/1/2040(f)	361	378
California - 1.32%
California Infrastructure & Economic Development			4.50%, 5/1/2040(f)	2,000	2,096
Bank			4.50%, 9/1/2040(f)	2,978	3,122
6.49%, 5/15/2049	$ 1,000	$ 1,061	4.50%, 11/1/2040(f),(g)	3,000	3,142
California State University			5.50%, 7/1/2038(f)	2,327	2,499
6.43%, 11/1/2030	1,500	1,589			$ 11,758
City of Los Angeles CA			Federal National Mortgage Association (FNMA) - 25.32%
5.71%, 6/1/2039	1,000	984	2.74%, 8/1/2035(a),(f)	489	513
Los Angeles Unified School District/CA			3.14%, 9/1/2035(a),(f)	480	503
6.76%, 7/1/2034	22,000	24,091	4.00%, 11/1/2040(f),(g)	136,300	140,517
State of California			4.50%, 4/1/2038(f)	762	800
7.63%, 3/1/2040	4,700	4,960	4.50%, 6/1/2038(f)	5,584	5,867
7.95%, 3/1/2036	600	631	4.50%, 6/1/2038(f)	900	949
University of California			4.50%, 8/1/2038(f)	212	223
6.27%, 5/15/2031	5,400	5,475	4.50%, 2/1/2039(f)	5,134	5,394
		$ 38,791	4.50%, 3/1/2039(f)	3,000	3,153
			4.50%, 3/1/2039(f)	5,000	5,254
Florida - 0.18%
County of Seminole FL			4.50%, 4/1/2039(f)	30,533	32,085
6.44%, 10/1/2040	5,000	5,306	4.50%, 5/1/2039(f)	2,913	3,061
			4.50%, 5/1/2039(f)	4,006	4,209
			4.50%, 5/1/2039(f)	725	762
			4.50%, 6/1/2039(f)	4,652	4,889
			4.50%, 6/1/2039(f)	1,780	1,870

See accompanying notes

229

Schedule of Investments
Core Plus Bond Fund I
October 31, 2010

	Principal			Principal
U.S. GOVERNMENT & GOVERNMENT	Amount		U.S. GOVERNMENT & GOVERNMENT	Amount
AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)
Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
4.50%, 6/1/2039(f)	$ 3,195	$ 3,358	5.50%, 1/1/2037(f)	$ 439	$ 472
4.50%, 7/1/2039(f)	51	54	5.50%, 2/1/2037(f)	454	488
4.50%, 7/1/2039(f)	6,617	6,954	5.50%, 3/1/2037(f)	281	303
4.50%, 7/1/2039(f)	26	27	5.50%, 6/1/2037(f)	510	548
4.50%, 8/1/2039(f)	5,799	6,094	5.50%, 8/1/2037(f)	451	488
4.50%, 8/1/2039(f)	1,747	1,836	5.50%, 10/1/2037(f)	413	444
4.50%, 8/1/2039(f)	636	668	5.50%, 1/1/2038(f)	934	1,004
4.50%, 9/1/2039(f)	2,067	2,172	5.50%, 6/1/2038(f)	163	176
4.50%, 9/1/2039(f)	51	54	5.50%, 7/1/2038(f)	1,848	1,986
4.50%, 9/1/2039(f)	626	658	5.50%, 11/1/2038(f)	464	498
4.50%, 9/1/2039(f)	50	53	5.50%, 4/1/2040(f)	423	454
4.50%, 9/1/2039(f)	1,035	1,088	5.50%, 10/1/2040(f),(g)	12,000	12,873
4.50%, 11/1/2039(f)	1,024	1,076	5.50%, 11/1/2040(f),(g)	31,000	33,281
4.50%, 11/1/2039(f)	832	874	6.00%, 12/1/2031(f)	31	35
4.50%, 11/1/2039(f)	126	132	6.00%, 4/1/2033(f)	34	38
4.50%, 12/1/2039(f)	97	102	6.00%, 7/1/2033(f)	14	15
4.50%, 12/1/2039(f)	621	652	6.00%, 6/1/2034(f)	23	25
4.50%, 12/1/2039(f)	1,377	1,447	6.00%, 7/1/2034(f)	17	19
4.50%, 1/1/2040(f)	970	1,020	6.00%, 8/1/2034(f)	57	63
4.50%, 1/1/2040(f)	100	105	6.00%, 11/1/2034(f)	57	62
4.50%, 1/1/2040(f)	2,992	3,144	6.00%, 4/1/2035(f)	12	13
4.50%, 2/1/2040(f)	751	789	6.00%, 5/1/2035(f)	52	57
4.50%, 2/1/2040(f)	197	207	6.00%, 6/1/2035(f)	1,303	1,428
4.50%, 2/1/2040(f)	1,000	1,051	6.00%, 6/1/2035(f)	104	114
4.50%, 3/1/2040(f)	1,017	1,068	6.00%, 7/1/2035(f)	771	845
4.50%, 3/1/2040(f)	4,990	5,243	6.00%, 9/1/2035(f)	171	187
4.50%, 4/1/2040(f)	1,253	1,317	6.00%, 9/1/2035(f)	36	40
4.50%, 4/1/2040(f)	1,705	1,791	6.00%, 10/1/2035(f)	769	843
4.50%, 4/1/2040(f)	4,700	4,938	6.00%, 10/1/2035(f)	18	20
4.50%, 5/1/2040(f)	2,690	2,827	6.00%, 2/1/2036(f)	88	96
4.50%, 5/1/2040(f)	100	105	6.00%, 2/1/2036(f)	460	501
4.50%, 5/1/2040(f)	6,715	7,055	6.00%, 4/1/2036(f)	468	509
4.50%, 5/1/2040(f)	502	527	6.00%, 5/1/2036(f)	305	332
4.50%, 6/1/2040(f)	200	210	6.00%, 6/1/2036(f)	12	13
4.50%, 6/1/2040(f)	612	643	6.00%, 7/1/2036(f)	43	46
4.50%, 6/1/2040(f)	100	105	6.00%, 8/1/2036(f)	140	152
4.50%, 6/1/2040(f)	187	196	6.00%, 8/1/2036(f)	84	92
4.50%, 7/1/2040(f)	117	123	6.00%, 8/1/2036(f)	12	13
4.50%, 7/1/2040(f)	276	290	6.00%, 8/1/2036(f)	13	14
4.50%, 7/1/2040(f)	200	210	6.00%, 8/1/2036(f)	9	10
4.50%, 7/1/2040(f)	362	380	6.00%, 9/1/2036(f)	525	572
4.50%, 7/1/2040(f)	1,061	1,114	6.00%, 9/1/2036(f)	14	15
4.50%, 7/1/2040(f)	1,000	1,051	6.00%, 9/1/2036(f)	545	594
4.50%, 7/1/2040(f)	1,356	1,425	6.00%, 9/1/2036(f)	737	802
4.50%, 7/1/2040(f)	864	908	6.00%, 9/1/2036(f)	490	533
4.50%, 7/1/2040(f)	29	31	6.00%, 10/1/2036(f)	2,764	3,011
4.50%, 7/1/2040(f)	50	53	6.00%, 10/1/2036(f)	67	73
4.50%, 8/1/2040(f)	549	576	6.00%, 10/1/2036(f)	15	16
4.50%, 8/1/2040(f)	3,070	3,225	6.00%, 10/1/2036(f)	34	37
4.50%, 8/1/2040(f)	247	260	6.00%, 10/1/2036(f)	9	9
4.50%, 8/1/2040(f)	150	158	6.00%, 10/1/2036(f)	195	212
4.50%, 8/1/2040(f)	500	525	6.00%, 10/1/2036(f)	402	438
4.50%, 8/1/2040(f)	1,103	1,158	6.00%, 10/1/2036(f)	1,015	1,106
4.50%, 8/1/2040(f)	221	233	6.00%, 10/1/2036(f)	10	11
4.50%, 8/1/2040(f)	2,883	3,029	6.00%, 11/1/2036(f)	227	247
4.50%, 9/1/2040(f)	1,715	1,802	6.00%, 11/1/2036(f)	12	13
4.50%, 9/1/2040(f)	423	445	6.00%, 11/1/2036(f)	10	11
4.50%, 9/1/2040(f)	1,000	1,051	6.00%, 11/1/2036(f)	207	226
4.50%, 10/1/2040(f)	1,010	1,062	6.00%, 11/1/2036(f)	480	523
4.50%, 10/1/2040(f)	272	286	6.00%, 11/1/2036(f)	101	110
4.50%, 10/1/2040(f)	1,000	1,051	6.00%, 11/1/2036(f)	10	11
4.50%, 10/1/2040(f)	1,000	1,051	6.00%, 12/1/2036(f)	730	795
4.50%, 10/1/2040(f)	1,000	1,051	6.00%, 12/1/2036(f)	191	208
4.50%, 10/1/2040(f)	441	463	6.00%, 12/1/2036(f)	20	22
4.50%, 11/1/2040(f),(g)	173,600	182,226	6.00%, 12/1/2036(f)	505	550
5.00%, 11/1/2040(f),(g)	10,000	10,628	6.00%, 12/1/2036(f)	218	237
5.50%, 6/1/2036(f)	322	346	6.00%, 12/1/2036(f)	596	649
5.50%, 1/1/2037(f)	272	293	6.00%, 12/1/2036(f)	618	673
5.50%, 1/1/2037(f)	942	1,014	6.00%, 12/1/2036(f)	28	30

See accompanying notes

230

Schedule of Investments
Core Plus Bond Fund I
October 31, 2010

	Principal			Principal
U.S. GOVERNMENT & GOVERNMENT	Amount		U.S. GOVERNMENT & GOVERNMENT	Amount
AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)
Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
6.00%, 12/1/2036(f)	$ 1,010	$ 1,102	6.00%, 9/1/2037(f)	$ 258	$ 280
6.00%, 1/1/2037(f)	8	9	6.00%, 9/1/2037(f)	591	643
6.00%, 1/1/2037(f)	10	11	6.00%, 9/1/2037(f)	314	341
6.00%, 1/1/2037(f)	119	130	6.00%, 9/1/2037(f)	50	54
6.00%, 1/1/2037(f)	297	324	6.00%, 9/1/2037(f)	287	312
6.00%, 1/1/2037(f)	772	839	6.00%, 9/1/2037(f)	9	10
6.00%, 1/1/2037(f)	589	641	6.00%, 9/1/2037(f)	1,869	2,032
6.00%, 1/1/2037(f)	623	679	6.00%, 9/1/2037(f)	1,376	1,497
6.00%, 2/1/2037(f)	321	350	6.00%, 9/1/2037(f)	1,011	1,099
6.00%, 4/1/2037(f)	509	554	6.00%, 9/1/2037(f)	6,255	6,802
6.00%, 4/1/2037(f)	754	819	6.00%, 9/1/2037(f)	31	33
6.00%, 4/1/2037(f)	304	330	6.00%, 9/1/2037(f)	419	455
6.00%, 4/1/2037(f)	126	137	6.00%, 9/1/2037(f)	157	171
6.00%, 4/1/2037(f)	65	71	6.00%, 10/1/2037(f)	348	378
6.00%, 4/1/2037(f)	555	604	6.00%, 10/1/2037(f)	1,744	1,897
6.00%, 5/1/2037(f)	20	22	6.00%, 10/1/2037(f)	274	298
6.00%, 5/1/2037(f)	599	651	6.00%, 10/1/2037(f)	385	419
6.00%, 5/1/2037(f)	256	279	6.00%, 10/1/2037(f)	41	45
6.00%, 6/1/2037(f)	486	529	6.00%, 10/1/2037(f)	1,644	1,788
6.00%, 6/1/2037(f)	36	39	6.00%, 10/1/2037(f)	531	577
6.00%, 6/1/2037(f)	12	14	6.00%, 10/1/2037(f)	3,242	3,526
6.00%, 6/1/2037(f)	419	455	6.00%, 10/1/2037(f)	250	271
6.00%, 6/1/2037(f)	299	325	6.00%, 10/1/2037(f)	687	747
6.00%, 6/1/2037(f)	388	422	6.00%, 10/1/2037(f)	10,163	11,052
6.00%, 7/1/2037(f)	14	16	6.00%, 10/1/2037(f)	11	12
6.00%, 7/1/2037(f)	102	111	6.00%, 10/1/2037(f)	532	578
6.00%, 7/1/2037(f)	3	4	6.00%, 10/1/2037(f)	353	384
6.00%, 7/1/2037(f)	10	11	6.00%, 10/1/2037(f)	370	402
6.00%, 7/1/2037(f)	1,244	1,352	6.00%, 10/1/2037(f)	11	12
6.00%, 7/1/2037(f)	61	67	6.00%, 10/1/2037(f)	1,330	1,447
6.00%, 7/1/2037(f)	500	544	6.00%, 10/1/2037(f),(h)	27,774	30,202
6.00%, 7/1/2037(f)	737	801	6.00%, 10/1/2037(f)	537	584
6.00%, 7/1/2037(f)	803	873	6.00%, 10/1/2037(f)	15	16
6.00%, 7/1/2037(f)	109	118	6.00%, 10/1/2037(f)	570	620
6.00%, 7/1/2037(f)	275	299	6.00%, 10/1/2037(f)	253	275
6.00%, 7/1/2037(f)	339	369	6.00%, 11/1/2037(f)	10	11
6.00%, 7/1/2037(f)	1,687	1,834	6.00%, 11/1/2037(f)	391	425
6.00%, 7/1/2037(f)	41	45	6.00%, 11/1/2037(f)	123	133
6.00%, 7/1/2037(f)	368	401	6.00%, 11/1/2037(f)	87	95
6.00%, 7/1/2037(f)	12	13	6.00%, 11/1/2037(f)	1,941	2,111
6.00%, 7/1/2037(f)	188	205	6.00%, 11/1/2037(f)	472	513
6.00%, 7/1/2037(f)	108	118	6.00%, 11/1/2037(f)	932	1,014
6.00%, 8/1/2037(f)	251	273	6.00%, 11/1/2037(f)	665	723
6.00%, 8/1/2037(f)	224	243	6.00%, 11/1/2037(f)	15	16
6.00%, 8/1/2037(f)	369	401	6.00%, 11/1/2037(f)	264	287
6.00%, 8/1/2037(f)	12,212	13,280	6.00%, 11/1/2037(f)	599	651
6.00%, 8/1/2037(f)	213	232	6.00%, 11/1/2037(f)	111	121
6.00%, 8/1/2037(f)	297	323	6.00%, 11/1/2037(f)	240	261
6.00%, 8/1/2037(f)	12	13	6.00%, 11/1/2037(f)	13	14
6.00%, 8/1/2037(f)	215	233	6.00%, 11/1/2037(f)	478	519
6.00%, 8/1/2037(f)	1,697	1,845	6.00%, 11/1/2037(f)	39	43
6.00%, 8/1/2037(f)	16	17	6.00%, 11/1/2037(f)	218	237
6.00%, 8/1/2037(f)	621	676	6.00%, 11/1/2037(f)	12	13
6.00%, 8/1/2037(f)	467	508	6.00%, 11/1/2037(f)	171	186
6.00%, 8/1/2037(f)	339	369	6.00%, 11/1/2037(f)	738	802
6.00%, 8/1/2037(f)	284	308	6.00%, 11/1/2037(f)	269	293
6.00%, 8/1/2037(f)	556	605	6.00%, 11/1/2037(f)	495	538
6.00%, 9/1/2037(f)	340	369	6.00%, 11/1/2037(f)	199	216
6.00%, 9/1/2037(f)	8,181	8,896	6.00%, 11/1/2037(f)	7,120	7,742
6.00%, 9/1/2037(f)	12	13	6.00%, 11/1/2037(f)	435	473
6.00%, 9/1/2037(f)	151	165	6.00%, 11/1/2037(f)	2,417	2,628
6.00%, 9/1/2037(f)	1,810	1,969	6.00%, 11/1/2037(f)	587	638
6.00%, 9/1/2037(f)	626	681	6.00%, 12/1/2037(f)	151	165
6.00%, 9/1/2037(f)	701	762	6.00%, 12/1/2037(f)	359	390
6.00%, 9/1/2037(f)	16,014	17,414	6.00%, 12/1/2037(f)	819	891
6.00%, 9/1/2037(f)	564	618	6.00%, 12/1/2037(f)	7,172	7,799
6.00%, 9/1/2037(f)	10	11	6.00%, 12/1/2037(f)	500	543
6.00%, 9/1/2037(f)	10	11	6.00%, 12/1/2037(f)	849	923
6.00%, 9/1/2037(f)	11	12	6.00%, 12/1/2037(f)	338	368

See accompanying notes

231

Schedule of Investments
Core Plus Bond Fund I
October 31, 2010

	Principal			Principal
U.S. GOVERNMENT & GOVERNMENT	Amount		U.S. GOVERNMENT & GOVERNMENT	Amount
AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)
Federal National Mortgage Association (FNMA) (continued)			U.S. Treasury Inflation-Indexed Obligations (continued)
6.00%, 12/1/2037(f)	$ 54	$ 59	3.88%, 4/15/2029	$ 1,859	$ 2,692
6.00%, 12/1/2037(f)	184	200			$ 91,303
6.00%, 12/1/2037(f)	1,025	1,115	TOTAL U.S. GOVERNMENT &
6.00%, 12/1/2037(f)	118	128	GOVERNMENT AGENCY OBLIGATIONS		$ 2,044,668
6.00%, 12/1/2037(f)	539	586		Maturity
6.00%, 12/1/2037(f)	383	416		Amount
6.00%, 12/1/2037(f)	262	285	REPURCHASE AGREEMENTS - 2.99%	(000's)	Value (000's)
6.00%, 12/1/2037(f)	560	608
			U.S. Treasury - 2.99%
6.00%, 12/1/2037(f)	2,556	2,779	United States Treasury Repurchase Agreement;	$ 52,701	$ 52,700
6.00%, 1/1/2038(f)	548	596	0.23% dated 10/29/10 maturing 11/01/10
6.00%, 1/1/2038(f)	13	15	(collateralized by US Treasury Issues;
6.00%, 1/1/2038(f)	1,672	1,821	$53,471,358; 3.13% - 4.50%; dated 05/15/19
6.00%, 1/1/2038(f)	582	633	- 08/15/39)
6.00%, 1/1/2038(f)	646	702	United States Treasury Repurchase Agreement;	35,401	35,400
6.00%, 1/1/2038(f)	219	239	0.23% dated 10/29/10 maturing 11/01/10
6.00%, 1/1/2038(f)	11	12	(collateralized by US Treasury Note;
6.00%, 1/1/2038(f)	248	270	$35,757,744; 3.38%; dated 11/15/19)
6.00%, 1/1/2038(f)	834	907
6.00%, 1/1/2038(f)	916	996			$ 88,100
6.00%, 1/1/2038(f)	163	177	TOTAL REPURCHASE AGREEMENTS		$ 88,100
6.00%, 2/1/2038(f)	30	33	Total Investments		$ 3,449,497
6.00%, 2/1/2038(f)	610	663	Liabilities in Excess of Other Assets, Net - (17.15)%		$ (504,932)
6.00%, 2/1/2038(f)	456	496	TOTAL NET ASSETS - 100.00%		$ 2,944,565
6.00%, 3/1/2038(f)	97	106
6.00%, 3/1/2038(f)	1,434	1,558	(a)	Variable Rate. Rate shown is in effect at October 31, 2010.
6.00%, 9/1/2038(f)	4,392	4,776	(b)		Security exempt from registration under Rule 144A of the Securities Act of
		$ 745,519	1933. These securities may be resold in transactions exempt from
U.S. Treasury - 40.61%			registration, normally to qualified institutional buyers. Unless otherwise
0.50%, 10/15/2013(h)	287,800	287,778	indicated, these securities are not considered illiquid. At the end of the
0.75%, 8/15/2013(i)	69,700	70,266	period, the value of these securities totaled $403,551 or 13.70% of net
0.75%, 9/15/2013	123,500	124,475	assets.
1.00%, 7/15/2013	34,200	34,708	(c) Security is Illiquid
1.13%, 12/15/2012	13,400	13,612	(d)		Market value is determined in accordance with procedures established in
1.13%, 6/15/2013	5,200	5,293	good faith by the Board of Directors. At the end of the period, the value of
1.25%, 10/31/2015(e)	98,200	98,538	these securities totaled $24,324 or 0.83% of net assets.
1.38%, 1/15/2013	2,200	2,247	(e) Security purchased on a when-issued basis.
1.38%, 3/15/2013	1,700	1,738	(f)		This entity was put into conservatorship by the US Government in 2008.
1.75%, 7/31/2015	7,000	7,208	See Notes to Financial Statements for additional information.
1.88%, 6/30/2015	58,500	60,621	(g)		Security was purchased in a "to-be-announced" ("TBA") transaction. See
1.88%, 8/31/2017	10,900	10,914	Notes to Financial Statements for additional information.
1.88%, 9/30/2017(h)	66,900	66,879	(h)		Security or a portion of the security was pledged to cover margin
2.13%, 11/30/2014	4,600	4,830	requirements for futures contracts. At the end of the period, the value of
2.13%, 5/31/2015	65,700	68,857	these securities totaled $3,255 or 0.11% of net assets.
2.38%, 7/31/2017	55,400	57,304	(i)		Security or a portion of the security was pledged to cover margin
2.50%, 4/30/2015	18,200	19,390	requirements for swap and/or swaption contracts. At the end of the period,
2.50%, 6/30/2017(h),(i)	76,200	79,534	the value of these securities totaled $1,045 or 0.04% of net assets.
2.75%, 11/30/2016	57,700	61,559	(j) Rate shown is the discount rate.
2.75%, 5/31/2017	41,000	43,463
3.00%, 2/28/2017	14,700	15,855
3.13%, 10/31/2016	3,400	3,704
3.13%, 4/30/2017	26,300	28,527	Unrealized Appreciation (Depreciation)
3.25%, 12/31/2016	17,800	19,487	The net federal income tax unrealized appreciation (depreciation) and federal tax
9.25%, 2/15/2016	5,200	7,329	cost of investments held as of the period end were as follows:
9.88%, 11/15/2015	1,200	1,712
		$ 1,195,828	Unrealized Appreciation		$ 132,794
			Unrealized Depreciation		(2,129)
U.S. Treasury Bill - 0.01%
0.15%, 12/2/2010(i),(j)	260	260	Net Unrealized Appreciation (Depreciation)		$ 130,665
			Cost for federal income tax purposes		$ 3,318,832
U.S. Treasury Inflation-Indexed Obligations - 3.10%			All dollar amounts are shown in thousands (000's)
1.25%, 7/15/2020	1,401	1,505
1.75%, 1/15/2028	10,525	11,644
2.00%, 1/15/2026	8,359	9,555
2.13%, 2/15/2040	4,646	5,441
2.38%, 1/15/2025	9,844	11,739
2.38%, 1/15/2027	23,708	28,462
2.50%, 1/15/2029	16,167	19,890
3.63%, 4/15/2028	270	375

See accompanying notes

232

Schedule of Investments
Core Plus Bond Fund I
October 31, 2010

Portfolio Summary (unaudited)
Sector	Percent
Government	55 .32%
Mortgage Securities	28 .53%
Financial	25 .90%
Energy	1 .65%
Consumer, Non-cyclical	1 .42%
General Obligation	1 .29%
Revenue	1 .21%
Utilities	0 .55%
Basic Materials	0 .49%
Asset Backed Securities	0 .47%
Communications	0 .14%
Industrial	0 .07%
Diversified	0 .05%
Insured	0 .03%
Consumer, Cyclical	0 .03%
Liabilities in Excess of Other Assets, Net	(17 .15)%
TOTAL NET ASSETS	100.00%

Credit Default Swaps

						Unrealized/
		Buy/Sell	(Pay)/Receive Expiration		Notional	Appreciation
Counterparty (Issuer)	Reference Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)
Bank of America NA	Berkshire Hathaway Finance Corp; 4.63%;	Sell	1.00%	03/20/2015	$ 2,200	$ 18
	10/15/2013
Bank of America NA	United Mexican States; 7.50%; 04/08/2033	Sell	1.00%	09/20/2015	300	3
Bank of America NA	MetLife Inc; 5.00%; 06/15/2015	Sell	1.00%	12/20/2015	3,900	40
Bank of America NA	Japanese Govt Bond (20Y); 2.00%;	Sell	1.00%	03/20/2015	500	6
	03/21/2022
Bank of America NA	CDX.IG15.5Y	Sell	1.00%	12/20/2015	50,600	291
Bank of America NA	France (Govt of) OAT BD; 4.25%;	Sell	0.25%	03/20/2015	1,000	(3)
	04/25/2019
Bank of America NA	MetLife Inc; 5.00%; 06/15/2015	Sell	1.00%	09/20/2015	9,500	203
Barclays Bank PLC	CDX.HY15.5Y	Sell	5.00%	12/20/2015	1,400	16
Barclays Bank PLC	Citigroup Inc; 6.50%; 01/18/2011	Sell	1.00%	03/20/2011	400	1
Barclays Bank PLC	Republic of Brazil Global Bond; 12.25%;	Sell	1.00%	06/20/2015	500	7
	03/06/2030
Barclays Bank PLC	Merrill Lynch & Co; 5.00%; 01/15/2015	Sell	1.00%	12/20/2011	6,200	3
Barclays Bank PLC	United Mexican States; 7.50%; 04/08/2033	Sell	1.00%	03/20/2015	1,500	29
Citibank NA	CDX.IG15.5Y	Sell	1.00%	12/20/2015	10,800	52
Citibank NA	CDX.HY15.5Y	Sell	5.00%	12/20/2015	6,600	161
Citibank NA	United Mexican States; 7.50%; 04/08/2033	Sell	1.00%	03/20/2015	1,500	29
Citibank NA	Republic of Brazil Global Bond; 12.25%;	Sell	1.00%	06/20/2015	1,000	27
	03/06/2030
Citibank NA	Republic of Brazil Global Bond; 12.25%;	Sell	1.00%	09/20/2015	1,000	16
	03/06/2030
Citibank NA	United Mexican States; 7.50%; 04/08/2033	Sell	1.00%	09/20/2015	700	9
Citibank NA	France (Govt of) OAT BD; 4.25%;	Sell	0.25%	03/20/2015	1,400	(5)
	04/25/2019
Deutsche Bank AG	United Mexican States; 7.50%; 04/08/2033	Sell	1.00%	03/20/2015	800	15
Deutsche Bank AG	General Electric Capital Corp; 5.63%;	Sell	4.30%	12/20/2013	300	28
	09/15/2017
Deutsche Bank AG	General Electric Capital Corp; 5.63%;	Sell	4.75%	12/20/2013	100	11
	09/15/2017
Deutsche Bank AG	Japanese Govt Bond (20Y); 2.00%;	Sell	1.00%	03/20/2015	1,000	12
	03/21/2022
Deutsche Bank AG	CDX.HY15.5Y	Sell	5.00%	12/20/2015	10,100	117
Deutsche Bank AG	Republic of Brazil Global Bond; 12.25%;	Sell	1.00%	06/20/2015	600	6
	03/06/2030
Deutsche Bank AG	CDX.IG15.5Y	Sell	1.00%	12/20/2015	22,800	111
Deutsche Bank AG	General Electric Capital Corp; 5.63%;	Sell	4.90%	12/20/2013	300	33
	09/15/2017
Deutsche Bank AG	UK Gilt; 4.25%; 6/07/2032	Sell	1.00%	12/20/2014	200	3
Deutsche Bank AG	General Electric Capital Corp; 5.63%;	Sell	4.23%	12/20/2013	800	72
	09/15/2017
Deutsche Bank AG	Republic of Indonesia; 6.75%; 03/10/2014	Sell	1.00%	09/20/2015	500	5
Goldman Sachs International	Citigroup Inc; 6.50%; 01/18/2011	Sell	1.00%	03/20/2011	500	1
Goldman Sachs International	FRANCE (GOVT OF) OAT BD; 4.25%;	Sell	0.25%	12/20/2015	400	(1)
	04/25/2019
Goldman Sachs International	UK GILT; 4.25%; 06/07/2032	Sell	1.00%	12/20/2015	1,000	—

See accompanying notes

233

Schedule of Investments
Core Plus Bond Fund I
October 31, 2010

Credit Default Swaps (continued)

							Unrealized/
			Buy/Sell	(Pay)/Receive Expiration		Notional	Appreciation
Counterparty (Issuer)	Reference Entity		Protection	Fixed Rate	Date	Amount	(Depreciation)
Goldman Sachs International	France (Govt of) OAT BD; 4.25%;		Sell	0.25%	03/20/2015	$ 900	$ (2)
	04/25/2019
Goldman Sachs International	UK GILT; 4.25%; 06/07/2032		Sell	1.00%	12/20/2015	2,100	—
Goldman Sachs International	UK GILT; 4.25%; 06/07/2032		Sell	1.00%	06/20/2015	12,300	174
Goldman Sachs International	CDX.IG15.5Y		Sell	1.00%	12/20/2015	10,200	48
Goldman Sachs International	Berkshire Hathaway Finance Corp; 4.63%;		Sell	1.00%	03/20/2015	1,100	9
	10/15/2013
Goldman Sachs International	Republic of Brazil Global Bond; 12.25%;		Sell	1.00%	06/20/2015	500	7
	03/06/2030
HSBC Bank USA, N.A.	Republic of Brazil Global Bond; 12.25%;		Sell	1.00%	06/20/2015	4,400	49
	03/06/2030
HSBC Bank USA, N.A.	Republic of Brazil Global Bond; 12.25%;		Sell	1.00%	06/20/2015	2,100	22
	03/06/2030
HSBC Bank USA, N.A.	Republic of Brazil Global Bond; 12.25%;		Sell	1.00%	06/20/2015	1,900	49
	03/06/2030
HSBC BANK USA, N.A.	Republic of Brazil Global Bond; 12.25%;		Sell	1.00%	09/20/2015	1,500	15
	03/06/2030
Morgan Stanley Capital Services Inc	Citigroup Inc; 6.50%; 01/18/2011		Sell	1.00%	06/20/2011	500	1
Morgan Stanley Capital Services Inc	Citigroup Inc; 6.50%; 01/18/2011		Sell	1.00%	06/20/2011	400	1
Morgan Stanley Capital Services Inc	CDX.HY15.5Y		Sell	5.00%	12/20/2015	5,100	62
Morgan Stanley Capital Services Inc	Republic of Brazil Global Bond; 12.25%;		Sell	1.00%	06/20/2015	600	6
	03/06/2030
Morgan Stanley Capital Services Inc	CDX.IG15.5Y		Sell	1.00%	12/20/2015	8,900	43
Royal Bank of Scotland PLC	France (Govt of) OAT BD; 4.25%;		Sell	0.25%	03/20/2015	1,400	(3)
	04/25/2019
Royal Bank of Scotland PLC	CDX.HY15.5Y		Sell	5.00%	12/20/2015	2,500	27
Royal Bank of Scotland PLC	FRANCE (GOVT OF) OAT BD; 4.25%;		Sell	0.25%	12/20/2015	700	(2)
	04/25/2019
Royal Bank of Scotland PLC	United Mexican States; 7.50%; 04/08/2033		Sell	1.00%	09/20/2015	2,100	18
UBS AG Stamford	Berkshire Hathaway Finance Corp; 4.63%;		Sell	1.00%	03/20/2015	1,100	9
	10/15/2013
UBS AG Stamford	Citigroup Inc; 6.50%; 01/18/2011		Sell	1.00%	03/20/2011	1,200	3
UBS AG STAMFORD	Republic of Brazil Global Bond; 12.25%;		Sell	1.00%	09/20/2015	500	5
	03/06/2030
UBS AG STAMFORD	U S Treasury Note; 4.88%; 08/15/2016		Sell	0.25%	09/20/2015	10,100	52
UBS AG STAMFORD	CDX.HY15.5Y		Sell	5.00%	12/20/2015	3,500	49

All dollar amounts are shown in thousands (000's)

Foreign Currency Contracts

Foreign Currency Purchase							Net Unrealized
Contracts	Counterparty	Delivery Date Contracts to Accept In Exchange For			Value Appreciation/(Depreciation)
Australian Dollar	Banc of America Securities	12/03/2010	5,870,000 $		5,764	$ 5,727 $	(37)
Brazilian Real	Banc of America Securities	09/02/2011		372,200	200	212	12
Brazilian Real	Citigroup Global Markets	03/02/2011	87,066,902		51,054	50,057	(997)
Brazilian Real	HSBC Securities Inc	12/02/2010	67,902,322		37,870	39,707	1,837
Brazilian Real	Morgan Stanley & Company	09/02/2011		185,950	100	106	6
Brazilian Real	Morgan Stanley & Company	12/02/2010	15,083,250		8,389	8,820	431
Brazilian Real	Royal Bank of Scotland	12/02/2010	4,081,330		2,300	2,387	87
British Pound	Citigroup Global Markets	12/20/2010	3,000,000		4,699	4,804	105
British Pound	Royal Bank of Scotland	12/20/2010	1,500,000		2,366	2,402	36
Canadian Dollar	Banc of America Securities	11/03/2010		722,204	700	708	8
Canadian Dollar	Banc of America Securities	11/18/2010	1,440,000		1,400	1,412	12
Canadian Dollar	Barclays Capital	11/18/2010	2,054,000		1,998	2,013	15
Canadian Dollar	BNP Paribas Securities Corp	11/01/2010		712,688	700	699	(1)
Canadian Dollar	BNP Paribas Securities Corp	11/04/2010		306,829	300	301	1
Canadian Dollar	Citigroup Global Markets	11/02/2010		409,492	400	401	1
Canadian Dollar	Citigroup Global Markets	11/18/2010	6,113,000		5,990	5,993	3
Canadian Dollar	Credit Suisse	11/18/2010	1,434,000		1,405	1,406	1
Canadian Dollar	Deutsche Bank Securities	11/04/2010		204,325	200	200	—
Canadian Dollar	JP Morgan Securities	11/18/2010	1,027,000		999	1,007	8
Canadian Dollar	Morgan Stanley & Company	11/03/2010	1,032,842		1,000	1,013	13
Canadian Dollar	Morgan Stanley & Company	11/02/2010	1,024,734		1,000	1,005	5
Canadian Dollar	Morgan Stanley & Company	11/04/2010		511,045	500	501	1
Canadian Dollar	Royal Bank of Scotland	11/18/2010	1,020,000		989	1,000	11
Canadian Dollar	UBS Securities	11/04/2010		102,703	100	101	1
Euro	Deutsche Bank Securities	11/23/2010	35,198,000		45,076	48,972	3,896
Indonesia Rupiah	Barclays Capital	11/24/2010	31,516,510,000		3,470	3,515	45

See accompanying notes

234

Schedule of Investments
Core Plus Bond Fund I
October 31, 2010

Foreign Currency Contracts (continued)

Foreign Currency Purchase						Net Unrealized
Contracts	Counterparty	Delivery Date Contracts to Accept In Exchange For			Value Appreciation/(Depreciation)
Indonesia Rupiah	Citigroup Global Markets	04/15/2011	21,942,211,000 $	2,422	$ 2,393 $	(29)
Indonesia Rupiah	Citigroup Global Markets	07/27/2011	15,973,000,000	1,749	1,738	(11)
Indonesia Rupiah	Citigroup Global Markets	11/24/2010	3,600,100,000	370	402	32
Indonesia Rupiah	Deutsche Bank Securities	10/31/2011	16,162,000,000	1,742	1,758	16
Indonesia Rupiah	Deutsche Bank Securities	11/24/2010	6,317,500,000	700	705	5
Indonesia Rupiah	HSBC Securities Inc	07/27/2011	2,655,600,000	286	289	3
Indonesia Rupiah	HSBC Securities Inc	11/24/2010	7,818,315,000	832	872	40
Indonesia Rupiah	JP Morgan Securities	07/27/2011	8,334,000,000	908	907	(1)
Indonesia Rupiah	JP Morgan Securities	04/15/2011	3,692,000,000	400	403	3
Indonesia Rupiah	JP Morgan Securities	11/24/2010	19,866,500,000	2,200	2,216	16
Indonesia Rupiah	Morgan Stanley & Company	04/15/2011	921,000,000	100	100	—
Indonesia Rupiah	Royal Bank of Scotland	10/31/2011	34,118,925,000	3,676	3,712	36
Indonesia Rupiah	Royal Bank of Scotland	11/24/2010	5,469,000,000	600	610	10
Japanese Yen	Barclays Capital	12/06/2010	40,554,000	498	504	6
Japanese Yen	Citigroup Global Markets	12/06/2010	56,829,000	701	707	6
Japanese Yen	Morgan Stanley & Company	12/06/2010	434,937,000	5,388	5,408	20
Japanese Yen	Royal Bank of Scotland	12/06/2010	315,515,000	3,860	3,923	63
Japanese Yen	UBS Securities	12/06/2010	56,984,000	701	708	7
Korean Won	Banc of America Securities	11/12/2010	1,116,253,400	948	992	44
Korean Won	Barclays Capital	05/09/2011	178,600,000	159	160	1
Korean Won	Barclays Capital	11/12/2010	772,226,000	658	686	28
Korean Won	Citigroup Global Markets	05/09/2011	1,742,100,000	1,549	1,562	13
Korean Won	Citigroup Global Markets	11/12/2010	1,770,919,774	1,521	1,574	53
Korean Won	Deutsche Bank Securities	11/12/2010	290,650,000	250	258	8
Korean Won	Goldman Sachs	05/09/2011	143,898,600	127	129	2
Korean Won	Goldman Sachs	11/12/2010	152,490,000	130	136	6
Korean Won	HSBC Securities Inc	05/09/2011	337,000,000	300	302	2
Korean Won	JP Morgan Securities	11/12/2010	2,787,468,200	2,449	2,478	29
Korean Won	JP Morgan Securities	05/09/2011	777,600,000	686	697	11
Korean Won	Morgan Stanley & Company	11/12/2010	3,346,025,000	2,842	2,975	133
Korean Won	Morgan Stanley & Company	05/09/2011	1,683,295,000	1,500	1,509	9
Korean Won	Morgan Stanley & Company	01/19/2011	7,183,700,000	6,300	6,409	109
Korean Won	Royal Bank of Scotland	11/12/2010	348,450,000	300	310	10
Korean Won	Royal Bank of Scotland	05/09/2011	676,000,000	597	606	9
Malaysian Ringgit	Barclays Capital	02/07/2011	4,270,000	1,376	1,364	(12)
Malaysian Ringgit	Citigroup Global Markets	02/07/2011	1,500,000	484	479	(5)
Malaysian Ringgit	Deutsche Bank Securities	02/07/2011	2,630,000	847	840	(7)
Malaysian Ringgit	HSBC Securities Inc	02/07/2011	1,240,000	400	396	(4)
Malaysian Ringgit	JP Morgan Securities	02/07/2011	4,016,746	1,297	1,283	(14)
Malaysian Ringgit	Royal Bank of Scotland	02/07/2011	1,400,000	452	447	(5)
Mexican Peso	Banc of America Securities	02/22/2011	6,291,100	500	505	5
Mexican Peso	Barclays Capital	02/22/2011	10,768,929	832	865	33
Mexican Peso	Citigroup Global Markets	02/22/2011	79,894,273	6,217	6,416	199
Mexican Peso	Deutsche Bank Securities	02/22/2011	2,041,229	158	164	6
Mexican Peso	JP Morgan Securities	02/22/2011	10,117,400	800	813	13
Mexican Peso	Morgan Stanley & Company	02/22/2011	58,188,960	4,600	4,673	73
Mexican Peso	Morgan Stanley & Company	02/15/2011	6,328,250	500	508	8
Mexican Peso	UBS Securities	02/22/2011	6,315,640	500	507	7
Philippine Peso	Barclays Capital	11/15/2010	2,970,000	64	69	5
Philippine Peso	Barclays Capital	06/15/2011	160,308,000	3,600	3,684	84
Philippine Peso	Citigroup Global Markets	06/15/2011	32,990,000	751	758	7
Philippine Peso	Citigroup Global Markets	11/15/2010	124,067,400	2,807	2,882	75
Philippine Peso	Deutsche Bank Securities	11/15/2010	2,840,000	61	66	5
Philippine Peso	Deutsche Bank Securities	06/15/2011	16,044,000	366	369	3
Philippine Peso	HSBC Securities Inc	06/15/2011	12,054,000	275	277	2
Philippine Peso	JP Morgan Securities	06/15/2011	56,862,000	1,276	1,307	31
Singapore Dollar	Barclays Capital	11/12/2010	1,191,126	900	920	20
Singapore Dollar	Citigroup Global Markets	03/09/2011	528,640	400	409	9
Singapore Dollar	Citigroup Global Markets	11/12/2010	929,038	700	718	18
Singapore Dollar	Deutsche Bank Securities	06/09/2011	2,120,164	1,627	1,639	12
Singapore Dollar	HSBC Securities Inc	02/24/2011	524,520	400	405	5
Singapore Dollar	HSBC Securities Inc	03/09/2011	1,188,210	900	918	18
Singapore Dollar	Morgan Stanley & Company	03/09/2011	264,340	200	204	4
Singapore Dollar	Morgan Stanley & Company	02/24/2011	524,456	400	405	5
South African Rand	Barclays Capital	09/13/2011	3,040,600	400	423	23
South African Rand	Barclays Capital	01/28/2011	2,913,600	400	411	11
South African Rand	HSBC Securities Inc	01/28/2011	49,277,981	7,036	6,952	(84)
South African Rand	JP Morgan Securities	01/28/2011	5,671,300	800	800	—
South African Rand	Morgan Stanley & Company	09/13/2011	1,519,800	200	212	12
South African Rand	Morgan Stanley & Company	01/28/2011	2,787,000	400	393	(7)

See accompanying notes

235

Schedule of Investments
Core Plus Bond Fund I
October 31, 2010

Foreign Currency Contracts (continued)

Foreign Currency Purchase						Net Unrealized
Contracts	Counterparty	Delivery Date Contracts to Accept In Exchange For			Value	Appreciation/(Depreciation)
South African Rand	UBS Securities	09/13/2011	1,520,000 $	200	$ 212	$ 12
Turkish Lira	Barclays Capital	01/27/2011	2,186,498	1,500	1,502	2
Turkish Lira	Citigroup Global Markets	01/27/2011	1,370,400	900	942	42
Turkish Lira	Credit Suisse	01/27/2011	301,820	200	207	7
Turkish Lira	HSBC Securities Inc	01/27/2011	1,944,040	1,300	1,336	36
Turkish Lira	JP Morgan Securities	01/27/2011	3,737,480	2,500	2,568	68

Foreign Currency Sale						Net Unrealized
Contracts	Counterparty	Delivery Date Contracts to Deliver In Exchange For			Value	Appreciation/(Depreciation)
Brazilian Real	Citigroup Global Markets	12/02/2010	87,066,902 $	52,027	$ 50,913	$ 1,114
British Pound	Credit Suisse	12/20/2010	119,000	187	191	(4)
British Pound	Morgan Stanley & Company	12/20/2010	1,293,000	2,037	2,071	(34)
British Pound	Royal Bank of Scotland	12/20/2010	252,000	397	404	(7)
British Pound	UBS Securities	12/20/2010	13,555,000	21,116	21,708	(592)
Canadian Dollar	Credit Suisse	11/18/2010	1,945,000	1,885	1,907	(22)
Canadian Dollar	Morgan Stanley & Company	11/18/2010	1,528,000	1,452	1,498	(46)
Canadian Dollar	Royal Bank of Scotland	11/18/2010	7,278,000	7,109	7,135	(26)
Euro	Barclays Capital	11/23/2010	2,393,000	3,083	3,329	(246)
Euro	Citigroup Global Markets	01/25/2011	44,842,000	62,290	62,330	(40)
Euro	Deutsche Bank Securities	01/25/2011	44,633,000	62,045	62,040	5
Euro	UBS Securities	11/23/2010	5,605,000	7,551	7,798	(247)
Indonesia Rupiah	Citigroup Global Markets	11/24/2010	15,973,000,000	1,791	1,782	9
Indonesia Rupiah	Deutsche Bank Securities	11/24/2010	16,162,000,000	1,807	1,803	4
Indonesia Rupiah	JP Morgan Securities	11/24/2010	8,334,000,000	932	929	3
Indonesia Rupiah	Royal Bank of Scotland	11/24/2010	34,118,925,000	3,816	3,805	11
Japanese Yen	Morgan Stanley & Company	11/01/2010	2,838,085,000	33,723	35,269	(1,546)
Japanese Yen	Royal Bank of Scotland	12/06/2010	2,838,085,000	34,807	35,288	(481)
Korean Won	Barclays Capital	11/12/2010	451,973,774	385	402	(17)
Korean Won	Citigroup Global Markets	11/12/2010	6,328,090,000	5,270	5,626	(356)
Korean Won	Goldman Sachs	11/12/2010	143,898,600	127	128	(1)
Korean Won	HSBC Securities Inc	11/12/2010	337,000,000	302	300	2
Korean Won	JP Morgan Securities	11/12/2010	2,524,700,000	2,100	2,244	(144)
Korean Won	Royal Bank of Scotland	11/12/2010	798,820,000	701	710	(9)
Philippine Peso	Citigroup Global Markets	11/15/2010	32,990,000	759	766	(7)
Philippine Peso	Deutsche Bank Securities	11/15/2010	16,044,000	370	373	(3)
Philippine Peso	HSBC Securities Inc	11/15/2010	12,054,000	279	280	(1)
Philippine Peso	JP Morgan Securities	11/15/2010	16,482,000	380	383	(3)
Singapore Dollar	Deutsche Bank Securities	11/12/2010	2,120,164	1,626	1,638	(12)
Swiss Franc	Citigroup Global Markets	11/04/2010	9,698,000	9,565	9,855	(290)

All dollar amounts are shown in thousands (000's)

See accompanying notes

236

Schedule of Investments
Core Plus Bond Fund I
October 31, 2010

Futures Contracts

								Unrealized
Type		Long/Short Contracts		Notional Value		Current Market Value		Appreciation/(Depreciation)
90 day Euro Euribor; December 2011		Long		14	$ 4,800	$ 4,797		$ (3)
90 day Euro Euribor; June 2012		Long		14	4,791		4,788	(3)
90 day Euro Euribor; March 2012		Long		14	4,795		4,792	(3)
90 day Euro Euribor; September 2012		Long		14	4,786		4,783	(3)
90 day Eurodollar; December 2011		Long		255	63,264		63,409	145
90 day Eurodollar; December 2012		Long		21	5,195		5,197	2
90 day Eurodollar; June 2011		Long		1,021	253,756		254,229	473
90 day Eurodollar; June 2012		Long		214	52,914		53,112	198
90 day Eurodollar; June 2013		Long		21	5,178		5,177	(1)
90 day Eurodollar; March 2011		Long		2,505	621,432		623,964	2,532
90 day Eurodollar; March 2012		Long		302	74,860		75,032	172
90 day Eurodollar; March 2013		Long		19	4,694		4,694	—
90 day Eurodollar; September 2011		Long		203	50,341		50,517	176
90 day Eurodollar; September 2012		Long		155	38,383		38,423	40
90 day Eurodollar; September 2013		Long		17	4,183		4,181	(2)
90 day Sterling; December 2011		Long		46	9,116		9,110	(6)
90 day Sterling; June 2012		Long		46	9,090		9,084	(6)
90 day Sterling; March 2012		Long		47	9,303		9,295	(8)
90 day Sterling; September 2012		Long		46	9,076		9,070	(6)
								$ 3,697

All dollar amounts are shown in thousands (000's)

Interest Rate Swaps

		(Pay)/Receive					Notional /Principal	Unrealized
Counterparty (Issuer)	Floating Rate Index	Floating Rate		Fixed Rate Expiration Date Currency			Amount	Appreciation/(Depreciation)
Bank of America NA	3 Month LIBOR		Receive	1.45%	11/02/2015	USD	$ 8,400	$ (8)
Bank of America NA	6 Month Euribor		Pay	2.00%	09/15/2015	EUR	25,400	(16)
Barclays Bank PLC	6 Month Euribor		Pay	2.00%	09/15/2015	EUR	17,000	(2)
Barclays Bank PLC	Brazil Cetip Interbank		Pay	11.99%	01/02/2014	BRL	2,500	12
	Deposit
Barclays Bank PLC	Brazil Cetip Interbank		Pay	10.84%	01/02/2012	BRL	1,200	8
	Deposit Rate
Barclays Bank PLC	Brazil Cetip Interbank		Pay	11.91%	01/02/2013	BRL	26,700	193
	Deposit Rate
Barclays Bank PLC	Brazil Cetip Interbank		Pay	12.29%	01/02/2013	BRL	35,100	393
	Deposit Rate
Barclays Bank PLC	MXN-TIIE-Banxico 28 day		Pay	7.34%	01/28/2015	MXN	287,900	1,651
	Rate
Citibank NA	3 Month LIBOR		Receive	3.25%	11/02/2020	USD	2,800	(140)
Citibank NA	3 Month LIBOR		Receive	1.45%	11/02/2015	USD	3,600	(3)
Citibank NA	MXN-TIIE-Banxico 28 day		Pay	7.33%	01/28/2015	MXN	68,800	396
	Rate
Credit Suisse International	Brazil Cetip Interbank		Pay	12.48%	01/02/2013	BRL	2,000	16
	Deposit
Goldman Sachs Bank USA	3 Month LIBOR		Receive	3.25%	11/02/2020	USD	7,900	(396)
Goldman Sachs Bank USA	3 Month LIBOR		Pay	1.25%	12/19/2013	USD	19,300	(10)
Goldman Sachs Bank USA	Brazil Cetip Interbank		Pay	11.93%	01/02/2013	BRL	7,400	68
	Deposit
Goldman Sachs Bank USA	Brazil Cetip Interbank		Pay	11.89%	01/02/2013	BRL	43,200	331
	Deposit Rate
Goldman Sachs Bank USA	Brazil Cetip Interbank		Pay	10.99%	01/02/2012	BRL	6,500	43
	Deposit Rate
Goldman Sachs Bank USA	Brazil Cetip Interbank		Pay	12.65%	01/02/2014	BRL	7,300	91
	Deposit Rate
HSBC Bank USA, N.A.	Brazil Cetip Interbank		Pay	11.88%	01/02/2013	BRL	5,500	39
	Deposit
HSBC Bank USA, N.A.	Brazil Cetip Interbank		Pay	12.30%	01/02/2013	BRL	2,300	24
	Deposit
HSBC Bank USA, N.A.	Brazil Cetip Interbank		Pay	11.14%	01/02/2012	BRL	3,500	30
	Deposit Rate
HSBC Bank USA, N.A.	Brazil Cetip Interbank		Pay	11.89%	01/02/2013	BRL	35,500	264
	Deposit Rate
HSBC Bank USA, N.A.	Brazil Cetip Interbank		Pay	11.36%	01/02/2012	BRL	74,400	731
	Deposit Rate

See accompanying notes

237

Schedule of Investments
Core Plus Bond Fund I
October 31, 2010

Interest Rate Swaps (continued)

		(Pay)/Receive				Notional /Principal		Unrealized
Counterparty (Issuer)	Floating Rate Index	Floating Rate	Fixed Rate Expiration Date Currency			Amount	Appreciation/(Depreciation)
HSBC Bank USA, N.A.	Brazil Cetip Interbank	Pay	12.54%	01/02/2014	BRL	$ 30,300 $			506
	Deposit Rate
Merrill Lynch Capital Services Brazil Cetip Interbank		Pay	11.90%	01/02/2013	BRL	42,100			285
Inc	Deposit
Merrill Lynch Capital Services Brazil Cetip Interbank		Pay	10.99%	01/02/2012	BRL	18,800			125
Inc	Deposit Rate
Morgan Stanley Capital	3 Month LIBOR	Receive	3.25%	11/02/2020	USD	3,300		(165)
Services Inc
Morgan Stanley Capital	6 Month Euribor	Pay	2.00%	09/15/2015	EUR	21,200			(50)
Services Inc
Morgan Stanley Capital	Brazil Cetip Interbank	Pay	12.59%	01/02/2013	BRL	23,400			209
Services Inc	Deposit
Morgan Stanley Capital	Brazil Cetip Interbank	Pay	12.51%	01/02/2014	BRL	19,800			330
Services Inc	Deposit
Morgan Stanley Capital	Brazil Cetip Interbank	Pay	11.98%	01/02/2013	BRL	4,400			33
Services Inc	Deposit
Morgan Stanley Capital	Brazil Cetip Interbank	Pay	11.89%	01/02/2014	BRL	16,800			80
Services Inc	Deposit
Morgan Stanley Capital	Brazil Cetip Interbank	Pay	11.63%	01/02/2012	BRL	25,700			159
Services Inc	Deposit
Royal Bank of Scotland PLC	3 Month LIBOR	Receive	1.60%	11/02/2015	USD	300			(2)
Royal Bank of Scotland PLC	Brazil Cetip Interbank	Pay	12.08%	01/02/2012	BRL	4,300			31
	Deposit
Royal Bank of Scotland PLC	Brazil Cetip Interbank	Pay	12.55%	01/02/2013	BRL	2,200			18
	Deposit
Royal Bank of Scotland PLC	Brazil Cetip Interbank	Pay	11.95%	01/02/2013	BRL	2,300			6
	Deposit
UBS AG Stamford	Brazil Cetip Interbank	Pay	11.42%	01/02/2012	BRL	5,000			29
	Deposit Rate
UBS AG Stamford	Brazil Cetip Interbank	Pay	12.25%	01/02/2014	BRL	7,100			79
	Deposit Rate
UBS AG STAMFORD	Brazil Cetip Interbank	Pay	12.07%	01/02/2013	BRL	5,800			48
	Deposit Rate

All dollar amounts are shown in thousands (000's)

Interest Rate Swaptions

				Pay/Receive Exercise Expiration			Notional
Written Swaptions Outstanding	Counterparty (Issuer)	Floating Rate Index Floating Rate Rate				Date	Amount	Premium Value
Call - 10 Year Interest Rate Swap	Deutsche Bank AG		3 Month LIBOR	Receive	2.25%	12/13/2010 $	10,900	$ 31 $	(15)
Call - 5 Year Interest Rate Swap	Bank of America NA		3 Month LIBOR	Receive	1.35%	12/13/2010	64,300	81	(167)
Call - 5 Year Interest Rate Swap	Citibank NA		3 Month LIBOR	Receive	1.35%	12/13/2010	45,800	78	(119)
Call - 5 Year Interest Rate Swap	Citibank NA		3 Month LIBOR	Receive	1.25%	02/22/2011	39,500	61	(90)
Call - 5 Year Interest Rate Swap	Morgan Stanley Capital		3 Month LIBOR	Receive	1.50%	12/13/2010	22,100	34	(125)
	Services Inc
Put - 1 Year Interest Rate Swap	Goldman Sachs Bank USA		3 Month LIBOR	Receive	1.00%	11/19/2012	43,100	244	(222)
Put - 10 Year Interest Rate Swap	Bank of America NA		3 Month LIBOR	Receive	4.00%	06/13/2011	7,800	74	(38)
Put - 10 Year Interest Rate Swap	Barclays Bank PLC		3 Month LIBOR	Receive	4.00%	06/13/2011	4,200	40	(20)
Put - 10 Year Interest Rate Swap	Deutsche Bank AG		3 Month LIBOR	Receive	4.00%	06/13/2011	3,900	36	(19)
Put - 10 Year Interest Rate Swap	Deutsche Bank AG		3 Month LIBOR	Receive	2.75%	12/13/2010	10,900	55	(150)
Put - 10 Year Interest Rate Swap	Goldman Sachs Bank USA		3 Month LIBOR	Receive	4.00%	06/13/2011	3,900	37	(19)
Put - 10 Year Interest Rate Swap	Morgan Stanley Capital		3 Month LIBOR	Receive	10.00%	07/10/2012	12,900	50	(3)
	Services Inc
Put - 10 Year Interest Rate Swap	Royal Bank of Scotland PLC		3 Month LIBOR	Receive	4.00%	06/13/2011	8,900	86	(43)
Put - 2 Year Interest Rate Swap	Bank of America NA		3 Month LIBOR	Receive	2.25%	09/24/2012	30,200	239	(130)
Put - 2 Year Interest Rate Swap	Citibank NA		3 Month LIBOR	Receive	2.25%	09/24/2012	3,600	23	(16)
Put - 2 Year Interest Rate Swap	Goldman Sachs Bank USA		3 Month LIBOR	Receive	2.25%	09/24/2012	27,900	160	(120)
Put - 2 Year Interest Rate Swap	Morgan Stanley Capital		3 Month LIBOR	Receive	2.25%	09/24/2012	14,800	88	(64)
	Services Inc
Put - 2 Year Interest Rate Swap	Royal Bank of Scotland PLC		3 Month LIBOR	Receive	2.25%	09/24/2012	131,900	987	(570)
Put - 3 Year Interest Rate Swap	Bank of America NA		3 Month LIBOR	Receive	3.00%	06/18/2012	48,400	429	(161)
Put - 3 Year Interest Rate Swap	Barclays Bank PLC		3 Month LIBOR	Receive	3.00%	06/18/2012	45,500	358	(151)
Put - 3 Year Interest Rate Swap	Citibank NA		3 Month LIBOR	Receive	3.00%	06/18/2012	36,000	336	(119)
Put - 3 Year Interest Rate Swap	Deutsche Bank AG		3 Month LIBOR	Receive	3.00%	06/18/2012	26,300	247	(87)
Put - 3 Year Interest Rate Swap	Deutsche Bank AG		3 Month LIBOR	Receive	2.75%	06/18/2012	25,400	230	(108)
Put - 3 Year Interest Rate Swap	Royal Bank of Scotland PLC		3 Month LIBOR	Receive	2.75%	06/18/2012	25,200	215	(107)
Put - 3 Year Interest Rate Swap	Royal Bank of Scotland PLC		3 Month LIBOR	Receive	3.00%	06/18/2012	65,900	488	(219)
Put - 5 Year Interest Rate Swap	Bank of America NA		3 Month LIBOR	Receive	1.95%	12/13/2010	64,300	71	(46)
Put - 5 Year Interest Rate Swap	Citibank NA		3 Month LIBOR	Receive	3.25%	07/16/2012	23,600	500	(284)

See accompanying notes

238

Schedule of Investments
Core Plus Bond Fund I
October 31, 2010

Interest Rate Swaptions (continued)

			Pay/Receive Exercise Expiration			Notional
Written Swaptions Outstanding	Counterparty (Issuer)	Floating Rate Index Floating Rate Rate			Date	Amount	Premium Value
Put - 5 Year Interest Rate Swap	Citibank NA	3 Month LIBOR	Receive	1.70%	12/13/2010 $	45,800	$ 87		$ (113)
Put - 5 Year Interest Rate Swap	Citibank NA	3 Month LIBOR	Receive	1.80%	02/22/2011	39,500		256	(225)
Put - 5 Year Interest Rate Swap	Morgan Stanley Capital	3 Month LIBOR	Receive	2.10%	12/13/2010	22,100		47	(7)
	Services Inc
Put - 5 Year Interest Rate Swap	Morgan Stanley Capital	3 Month LIBOR	Receive	4.00%	12/01/2010	74,300		52	—
	Services Inc
Put - 5 Year Interest Rate Swap	Royal Bank of Scotland PLC 3 Month LIBOR		Receive	3.25%	07/16/2012	7,800		168	(94)

All dollar amounts are shown in thousands (000's)

Options

Written Options Outstanding		Exercise Price Expiration Date		Contracts	Premium			Value
Call - U.S. Treasury 5 Year Note Future; December 2010		$121.00	11/26/2010		79 $	12	$ (67)
Call - U.S. Treasury 5 Year Note Future; December 2010		$121.50	11/26/2010		100	8			(52)
Put - U.S. Treasury 5 Year Note Future; December 2010		$119.00	11/26/2010		179	31			(6)

All dollar amounts are shown in thousands (000's)

		Credit Default Swaptions
			Buy/Sell	Exercise Expiration	Notional
Written Swaptions Outstanding Counterparty (Issuer)		Reference Entity	Protection	Rate	Date	Amount	Premium		Value
Put - 5 Year Credit Default Swap Bank of America NA		CDX.I0G15.5Y.SP	Sell	1.20%	12/15/2010	$ 8,400 $		27	$ (10)
Call - 5 Year Credit Default	Morgan Stanley Capital	DJ.ITRAXX14EU2.SP	Sell	0.90%	03/16/2011	1,000		2	(4)
Swap	Services Inc
Put - 5 Year Credit Default Swap Morgan Stanley Capital		DJ.ITRAXX14EU2.SP	Sell	1.60%	03/16/2011	1,000		6	(4)
	Services Inc

All dollar amounts are shown in thousands (000's)

Inflation Floor

		Strike			Notional
Description	Counterparty (Issuer) Index		Exercise Index	Expiration Date Amount		Premium			Value
Floor - US CPI Urban Consumers NSA	Citibank NA	$ 217.97	Max of $0 or (0-	09/29/2020	$ 5,500	$ 70 $			(49)
Index			(Index Final/Index
			Initial - 1))
Floor - US CPI Urban Consumers NSA	Deutsche Bank AG	$ 215.95	Max of $0 or (0-	03/10/2020	1,800		13		(15)
Index			(Index Final/Index
			Initial - 1))
Floor - US CPI Urban Consumers NSA	Citibank NA	$ 216.69	Max of $0 or (0-	04/07/2020	12,500	105			(113)
Index			(Index Final/Index
			Initial - 1))
Floor - US CPI Urban Consumers NSA	Citibank NA	$ 215.95	Max of $0 or (0-	03/12/2020	5,200		41		(46)
Index			(Index Final/Index
			Initial - 1))

All dollar amounts are shown in thousands (000's)

Written Forward Volatility Agreements

							Unrealized
Description	Counterparty (Issuer)		Expiration Date Premium		Contracts Appreciation/(Depreciation)
Call & Put - USD Swaption Straddle on the 1 Year	Goldman Sachs Bank USA		10/11/2011	$ 98	18,800,000 $				(7)
Swap Rate, 1 Year Forward, Strike determined on
10/11/2011
Call & Put - USD Swaption Straddle on the 2 Year	Morgan Stanley Capital Services Inc		10/11/2011	$ 615	57,700,000	$ —
Swap Rate, 1 Year Forward, Strike determined on
10/11/2011
Call & Put - USD Swaption Straddle on the 2 Year	Morgan Stanley Capital Services Inc		11/14/2011	$ 493	46,700,000	$ 4
Swap Rate, 1 Year Forward, Strike determined on
11/14/2011

All dollar amounts are shown in thousands (000's)

See accompanying notes

239

     Schedule of Investments Disciplined LargeCap Blend Fund October 31, 2010

COMMON STOCKS - 100.09%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.82%			Healthcare - Services (continued)
Interpublic Group of Cos Inc (a)	656,738 $	6,797	Humana Inc (a)	106,208 $	6,191
			UnitedHealth Group Inc	455,597	16,424
Agriculture - 4.80%				$ 43,101
Altria Group Inc	577,302	14,675	Insurance - 5.33%
Archer-Daniels-Midland Co	493,224	16,434	ACE Ltd	129,252	7,680
Lorillard Inc	100,377	8,566	Assurant Inc	205,178	8,113
	$ 39,675		Berkshire Hathaway Inc - Class B (a)	169,086	13,452
Airlines - 1.18%			Chubb Corp	132,678	7,698
Southwest Airlines Co	185,530	2,553	Prudential Financial Inc	134,556	7,075
United Continental Holdings Inc (a)	247,077	7,175		$ 44,018
	$ 9,728		Machinery - Construction & Mining - 1.95%
Apparel - 1.15%			Caterpillar Inc	158,071	12,425
Nike Inc	116,771	9,510	Joy Global Inc	52,547	3,728
				$ 16,153
Banks - 3.96%			Machinery - Diversified - 0.39%
Capital One Financial Corp	209,142	7,795	AGCO Corp (a)	76,203	3,236
JP Morgan Chase & Co	147,239	5,541
PNC Financial Services Group Inc	244,623	13,185	Media - 3.98%
Wells Fargo & Co	239,230	6,239	CBS Corp	404,345	6,846
	$ 32,760		DIRECTV (a)	207,232	9,006
Biotechnology - 2.07%			McGraw-Hill Cos Inc/The	111,619	4,203
Amgen Inc (a)	299,289	17,116	News Corp - Class A	887,998	12,840
				$ 32,895
Chemicals - 3.67%			Metal Fabrication & Hardware - 0.50%
Ashland Inc	58,643	3,028	Timken Co	98,960	4,099
Cabot Corp	162,866	5,541
Cytec Industries Inc	92,794	4,595	Mining - 0.99%
EI du Pont de Nemours & Co	215,259	10,177	Freeport-McMoRan Copper & Gold Inc	86,377	8,178
Lubrizol Corp	68,370	7,007
	$ 30,348		Miscellaneous Manufacturing - 5.91%
Commercial Services - 0.44%			3M Co	101,181	8,521
Total System Services Inc	232,699	3,632	Crane Co	109,932	4,206
			Dover Corp	175,739	9,332
Computers - 4.42%			General Electric Co	1,670,363	26,759
Apple Inc (a)	78,911	23,742		$ 48,818
Dell Inc (a)	273,266	3,930	Office & Business Equipment - 0.36%
EMC Corp/Massachusetts (a)	423,156	8,890	Xerox Corp	256,710	3,004
	$ 36,562
Cosmetics & Personal Care - 0.50%			Oil & Gas - 8.28%
Procter & Gamble Co	64,896	4,126	Chevron Corp	262,458	21,682
			Devon Energy Corp	192,890	12,542
Diversified Financial Services - 3.99%			Exxon Mobil Corp	270,237	17,962
American Express Co	466,174	19,327	Holly Corp	71,228	2,331
Ameriprise Financial Inc	263,215	13,606	Marathon Oil Corp	238,071	8,468
	$ 32,933		Rowan Cos Inc (a)	164,278	5,405
Electric - 3.67%				$ 68,390
Ameren Corp	175,000	5,072	Oil & Gas Services - 2.27%
Integrys Energy Group Inc	77,763	4,136	Halliburton Co	281,651	8,974
Pinnacle West Capital Corp	218,885	9,009	National Oilwell Varco Inc	181,460	9,755
Progress Energy Inc	129,734	5,838		$ 18,729
Westar Energy Inc	249,471	6,312	Pharmaceuticals - 4.07%
	$ 30,367		Abbott Laboratories	39,949	2,050
Electrical Components & Equipment - 0.81%			Bristol-Myers Squibb Co	425,031	11,433
Energizer Holdings Inc (a)	88,953	6,652	Cephalon Inc (a)	110,338	7,331
			Forest Laboratories Inc (a)	200,031	6,611
Electronics - 0.99%			Medco Health Solutions Inc (a)	118,345	6,217
Thomas & Betts Corp (a)	188,168	8,195		$ 33,642
			Real Estate - 0.66%
Engineering & Contruction - 0.54%			Jones Lang LaSalle Inc	70,292	5,487
McDermott International Inc (a)	288,325	4,449
			REITS - 2.03%
Food - 2.09%			BRE Properties Inc	90,248	3,874
Corn Products International Inc	168,442	7,167	Equity Residential	35,706	1,737
Kroger Co/The	282,664	6,219	Essex Property Trust Inc	63,725	7,198
SUPERVALU Inc	361,386	3,899	Host Hotels & Resorts Inc	251,801	4,001
	$ 17,285			$ 16,810
Healthcare - Services - 5.22%			Retail - 6.14%
Aetna Inc	314,960	9,405	Big Lots Inc (a)	131,339	4,120
Coventry Health Care Inc (a)	212,776	4,983	Gap Inc/The	488,205	9,281
Health Management Associates Inc (a)	761,231	6,098	Starbucks Corp	338,541	9,641

See accompanying notes

240

Schedule of Investments Disciplined LargeCap Blend Fund October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)
Retail (continued)
TJX Cos Inc	110,672 $	5,079
Wal-Mart Stores Inc	417,003	22,589
	$ 50,710
Semiconductors - 1.60%
Atmel Corp (a)	487,588	4,320
Intel Corp	441,962	8,870
	$ 13,190
Software - 8.56%
BMC Software Inc (a)	106,320	4,833
Citrix Systems Inc (a)	63,120	4,044
Microsoft Corp (b)	787,903	20,990
Novell Inc (a)	545,939	3,238
Oracle Corp	865,579	25,448
Red Hat Inc (a)	204,643	8,648
VMware Inc (a)	46,680	3,569
	$ 70,770
Telecommunications - 6.75%
Amdocs Ltd (a)	228,811	7,020
AT&T Inc	319,881	9,117
Cisco Systems Inc (a)	519,558	11,861
Frontier Communications Corp	496,860	4,362
Motorola Inc (a)	1,045,839	8,524
Tellabs Inc	60,107	410
Verizon Communications Inc	447,139	14,519
	$ 55,813
TOTAL COMMON STOCKS	$ 827,178
Total Investments	$ 827,178
Liabilities in Excess of Other Assets, Net - (0.09)%	$ (726)
TOTAL NET ASSETS - 100.00%	$ 826,452

(a)	Non-Income Producing Security
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $15,751 or 1.91% of net assets.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 66,572
Unrealized Depreciation		(11,644)
Net Unrealized Appreciation (Depreciation)		$ 54,928
Cost for federal income tax purposes		$ 772,250
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		18 .72%
Financial		15 .97%
Technology		14 .94%
Communications		11 .55%
Industrial		11 .09%
Energy		10 .55%
Consumer, Cyclical		8 .94%
Basic Materials		4 .66%
Utilities		3 .67%
Liabilities in Excess of Other Assets, Net		(0 .09)%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
S&P 500 eMini; December 2010	Long	1	$ 54	$ 59	$ 5
$ 5

All dollar amounts are shown in thousands (000's)

See accompanying notes

241

Schedule of Investments
Diversified International Fund
October 31, 2010

COMMON STOCKS - 97.12%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.02%			Banks (continued)
Havas SA	74,825 $	393	BNP Paribas	200,337 $	14,653
			Busan Bank	92,310	1,148
Aerospace & Defense - 0.73%			Canadian Imperial Bank of Commerce (a)	99,500	7,632
Chemring Group PLC	9,762	469	Canadian Western Bank	22,700	564
Meggitt PLC	119,652	633	Chiba Bank Ltd/The	759,937	4,694
MTU Aero Engines Holding AG	74,407	4,493	China Construction Bank Corp	6,777,691	6,462
Saab AB	18,922	296	Credicorp Ltd	6,174	777
Safran SA	228,691	7,251	DBS Group Holdings Ltd	468,000	5,026
	$ 13,142		DnB NOR ASA	532,350	7,308
Agriculture - 0.72%			FirstRand Ltd	991,057	2,916
British American Tobacco PLC	309,796	11,814	Gunma Bank Ltd/The	77,000	387
Golden Agri-Resources Ltd - Warrants (a)	761,164	77	Home Capital Group Inc	9,700	457
Souza Cruz SA	20,400	1,067	HSBC Holdings PLC	2,711,744	28,205
	$ 12,958		ICICI Bank Ltd ADR	49,999	2,629
Airlines - 0.44%			Industrial and Commercial Bank of China Ltd	4,220,000	3,397
Air China Ltd (a)	1,776,000	2,387	Industrial Bank of Korea	112,480	1,614
Jazz Air Income Fund	67,400	378	Krung Thai Bank Public Company Ltd (b)	3,243,291	1,828
Singapore Airlines Ltd	412,384	5,041	Laurentian Bank of Canada	8,700	377
	$ 7,806		Lloyds Banking Group PLC (a)	11,262,986	12,442
Apparel - 0.69%			Malayan Banking Bhd	1,248,900	3,612
Christian Dior SA	46,711	6,758	Mitsubishi UFJ Financial Group Inc	2,760,100	12,862
Far Eastern New Century Corp	1,297,700	1,869	National Australia Bank Ltd	180,404	4,499
Yue Yuen Industrial Holdings Ltd	1,053,500	3,778	National Bank of Canada	83,600	5,503
	$ 12,405		Nordea Bank AB	919,842	10,128
			Powszechna Kasa Oszczednosci Bank Polski SA	75,701	1,195
Automobile Manufacturers - 4.52%			Sberbank of Russia	1,393,634	4,619
Bayerische Motoren Werke AG	109,717	7,851
Daimler AG (a)	271,878	18,010	Societe Generale	122,555	7,339
Dongfeng Motor Group Co Ltd	1,470,698	3,188	Standard Bank Group Ltd/South Africa	24,402	360
Hino Motors Ltd	510,000	2,206	Standard Chartered PLC	585,503	16,939
			Standard Chartered PLC - Rights (a)	73,187	616
Honda Motor Co Ltd	134,100	4,894
Hyundai Motor Co	10,441	1,577	State Bank of India Ltd	8,721	1,204
Kia Motors Corp	60,070	2,397	Sumitomo Mitsui Financial Group Inc	244,100	7,317
Mahindra & Mahindra Ltd	160,286	2,647	Torinto Dominion Bank	182,900	13,172
Nissan Motor Co Ltd	1,133,100	9,998	Turkiye Vakiflar Bankasi Tao	406,759	1,316
			UBS AG (a)	592,580	10,032
Renault SA (a)	114,551	6,365
Scania AB	266,017	5,655	United Overseas Bank Ltd	525,000	7,561
Tata Motors Ltd	118,471	3,091		$ 257,908
Volkswagen AG - PFD	57,208	8,643	Beverages - 2.26%
Volvo AB - B Shares (a)	325,019	4,401	Anheuser-Busch InBev NV	153,187	9,602
	$ 80,923		Asahi Breweries Ltd	245,000	4,947
Automobile Parts & Equipment - 1.56%			Britvic PLC	62,978	487
Continental AG (a)	63,010	5,551	Carlsberg A/S	101,014	11,047
Exedy Corp	8,396	263	Cia de Bebidas das Americas ADR	35,206	4,902
FCC Co Ltd	16,300	350	Fomento Economico Mexicano SAB de CV ADR	47,257	2,595
Georg Fischer AG (a)	771	331	Heineken NV	136,135	6,901
Iochpe-Maxion SA	35,800	518		$ 40,481
Keihin Corp	25,369	541	Building Materials - 0.19%
Magna International Inc (a)	78,800	7,127	Adelaide Brighton Ltd	140,393	492
Marcopolo SA	69,400	277	China National Building Material Co Ltd	519,076	1,266
NHK Spring Co Ltd	29,999	254	Forbo Holding AG	433	233
Nissin Kogyo Co Ltd	17,600	299	Hong Leong Asia Ltd	72,000	191
Unipres Corp	22,900	397	Semen Gresik Persero Tbk PT	818,000	897
Valeo SA (a)	177,787	9,556	Sumitomo Osaka Cement Co Ltd	128,000	248
Yokohama Rubber Co Ltd/The	514,000	2,574		$ 3,327
	$ 28,038		Chemicals - 3.59%
			Agruim Inc (a)	51,800	4,582
Banks - 14.39%
Aareal Bank AG (a)	14,718	358	Arkema SA	10,967	709
Australia & New Zealand Banking Group Ltd	343,022	8,336	BASF SE	231,227	16,883
Axis Bank Ltd	56,615	1,876	Croda International PLC	25,203	581
Banca Generali SpA	18,494	239	Daicel Chemical Industries Ltd	758,994	5,282
Banco do Brasil SA	204,364	3,957	Formosa Chemicals & Fibre Corp	1,201,000	3,443
Banco Santander SA	235,645	3,028	Lanxess AG	110,043	7,658
Banco Santander SA - Rights (a)	235,645	39	LG Chem Ltd	11,177	3,447
Bangkok Bank Public Co	640,000	3,298	Linde AG	41,699	6,007
Bank Leumi Le-Israel BM (a)	1,065,932	4,908	Lintec Corp	8,514	191
Bank Mandiri Tbk PT	2,124,000	1,664	Nippon Shokubai Co Ltd	42,620	402
Bank of China Ltd	10,058,000	6,021	Rhodia SA	215,722	5,996
Bank of Montreal	135,000	7,972	Toagosei Co Ltd	61,000	268
Bank of Queensland Ltd	36,283	370	Yara International ASA	110,794	5,827
Bank of Yokohama Ltd/The	1,026,509	5,052	Zeon Corp	375,000	3,094
				$ 64,370

See accompanying notes

242

Schedule of Investments
Diversified International Fund
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Coal - 0.28%			Electric (continued)
Banpu Public Co Ltd	75,700 $	1,969	Terna Rete Elettrica Nazionale SpA	787,761 $	3,635
Exxaro Resources Ltd	99,909	1,883		$ 21,182
Grande Cache Coal Corp (a)	56,300	386	Electrical Components & Equipment - 1.49%
Riversdale Mining Ltd (a)	34,187	359	Bekaert SA	2,300	701
Whitehaven Coal Ltd	74,161	506	Delta Electronics Inc	414,000	1,710
	$ 5,103		Fujikura Ltd	118,000	550
Commercial Services - 0.33%			Hitachi Ltd	2,824,739	12,777
Aggreko PLC	164,484	4,151	Legrand SA	8,796	340
Ashtead Group PLC	157,209	317	Mitsubishi Electric Corp	1,004,000	9,420
Atkins WS PLC	19,903	240	SMA Solar Technology AG	2,269	269
Babcock International Group PLC	49,264	458	Young Fast Optoelectronics Co Ltd	75,000	882
Bunzl PLC	24,349	288		$ 26,649
Prosegur Cia de Seguridad SA	6,985	419	Electronics - 1.96%
	$ 5,873		AAC Acoustic Technologies Holdings Inc	170,000	410
Computers - 1.38%			Alps Electric Co Ltd	372,800	3,340
CGI Group Inc (a)	415,800	6,397	AU Optronics Corp (a)	1,481,000	1,478
HTC Corp	81,250	1,834	Coretronic Corp	778,000	1,186
Infosys Technologies Ltd ADR	54,185	3,654	Electrocomponents PLC	99,039	387
Itochu Techno-Solutions Corp	7,700	263	Fujitsu General Ltd	34,000	163
Lenovo Group Ltd	2,732,000	1,769	Hon Hai Precision Industry Co Ltd	728,674	2,760
Lite-On Technology Corp	1,293,035	1,708	Japan Aviation Electronics Industry Ltd	42,000	279
Melco Holdings Inc	9,800	318	Keyence Corp	22,800	5,653
Tata Consultancy Services Ltd	144,158	3,417	Koninklijke Philips Electronics NV	271,436	8,209
TDK Corp	79,000	4,511	Minebea Co Ltd	552,000	3,032
Wistron Corp	452,000	928	Nippon Chemi-Con Corp	112,744	451
	$ 24,799		Omron Corp	163,400	3,793
Consumer Products - 0.62%			Renishaw PLC	20,367	378
Reckitt Benckiser Group PLC	190,828	10,675	Rexel SA (a)	12,053	227
Societe BIC SA	4,050	359	Taiyo Yuden Co Ltd	22,000	283
	$ 11,034		Tripod Technology Corp	387,000	1,485
Cosmetics & Personal Care - 0.02%			WPG Holdings Co Ltd	905,681	1,683
Fancl Corp	18,424	284		$ 35,197
			Engineering & Contruction - 0.83%
Distribution & Wholesale - 1.68%			Bilfinger Berger SE	45,281	3,321
DCC PLC	16,753	484	Bradken Ltd	48,025	385
D'ieteren SA	583	318	Carillion PLC	67,640	373
Inchcape PLC (a)	72,075	403	China Railway Group Ltd	1,494,000	1,205
Marubeni Corp	1,230,277	7,736	Daelim Industrial Co Ltd	36,122	2,941
Mitsubishi Corp	449,589	10,811	NCC AB	31,889	680
Ship Healthcare Holdings Inc	31,600	323	SHO-BOND Holdings Co Ltd	14,500	310
Sumitomo Corp	790,831	10,024	Tecnicas Reunidas SA	5,526	344
	$ 30,099		Vinci SA	90,640	4,842
Diversified Financial Services - 1.60%			YIT OYJ	15,959	386
Azimut Holding SpA	24,801	253		$ 14,787
Challenger Financial Services Group Ltd	105,497	475	Environmental Control - 0.02%
Chinatrust Financial Holding Co Ltd	2,355,000	1,469	IESI-BFC Ltd	15,437	361
Close Brothers Group PLC	28,823	356
Fubon Financial Holding Co Ltd	1,579,989	1,935	Food - 5.31%
GAM Holding AG	239,153	3,779	Aryzta AG	68,780	3,051
IG Group Holdings PLC	55,877	473	Associated British Foods PLC	271,262	4,551
Intermediate Capital Group PLC	588,733	3,045	Centros Comerciales Sudamericanos SA	225,050	1,753
International Personal Finance PLC	59,264	295	Cia Brasileira de Distribuicao Grupo Pao de	54,676	2,166
Kenedix Inc (a)	1,405	283	Acucar ADR
Mega Financial Holding Co Ltd	3,367,000	2,337	Danisco A/S	80,580	6,948
ORIX Corp	86,930	7,929	Fuji Oil Co Ltd	13,600	196
RMB Holdings Ltd	121,270	626	George Weston Ltd	33,366	2,681
Schroders PLC	134,107	3,393	Indofood Sukses Makmur Tbk PT	2,961,000	1,723
Shinhan Financial Group Co Ltd	23,110	895	Jeronimo Martins SGPS SA	361,568	5,425
Tullett Prebon PLC	66,073	419	Kesko OYJ	78,381	3,886
Woori Finance Holdings Co Ltd	57,210	720	Koninklijke Ahold NV	635,841	8,788
	$ 28,682		Marine Harvest ASA	6,458,204	6,418
Electric - 1.18%			Maruha Nichiro Holdings Inc	157,000	257
Atco Ltd	11,700	598	Metro AG	90,326	6,332
Cia Paranaense de Energia	45,000	1,043	Morinaga Milk Industry Co Ltd	62,000	253
Enel SpA	1,589,277	9,074	Nestle SA	458,661	25,122
Federal Hydrogenerating Co ADR(a)	138,955	719	Nippon Suisan Kaisha Ltd	103,800	330
International Power PLC	864,827	5,783	Nutreco NV	72,067	5,244
Iren SpA	101,198	178	Viscofan SA	11,920	415
Okinawa Electric Power Co Inc/The	3,300	152	Woolworths Ltd	347,188	9,641
				$ 95,180

See accompanying notes

243

     Schedule of Investments Diversified International Fund October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Food Service - 0.30%			Internet (continued)
Compass Group PLC	645,177 $	5,288	Rightmove PLC	37,228 $	475
			Tencent Holdings Ltd	66,000	1,511
Forest Products & Paper - 0.90%			United Internet AG	174,364	3,132
Billerud AB	44,341	357		$ 5,424
Hokuetsu Kishu Paper Co Ltd	49,500	229	Investment Companies - 0.56%
Holmen AB	13,319	423	Delek Group Ltd	11,114	3,072
M-real OYJ (a)	67,233	230	Infrastructure Development Finance Co Ltd	137,958	621
Stora Enso OYJ	396,580	3,941	Investor AB	269,646	5,535
Suzano Papel e Celulose SA	129,775	1,220	Kinnevik Investment AB	31,066	641
Svenska Cellulosa AB	622,706	9,658	Pargesa Holding SA	2,843	226
	$ 16,058			$ 10,095
Gas - 0.97%			Iron & Steel - 0.82%
Centrica PLC	1,408,414	7,497	Cia Siderurgica Nacional SA ADR	186,433	3,147
ENN Energy Holdings Ltd	338,000	1,016	Ferrexpo PLC	68,111	354
GAIL India Ltd	68,741	761	Kobe Steel Ltd	1,543,000	3,394
Osaka Gas Co Ltd	869,000	3,283	Labrador Iron Ore Royalty Corp	6,300	378
Tokyo Gas Co Ltd	1,005,583	4,736	Maanshan Iron & Steel	3,156,000	1,808
	$ 17,293		Mechel ADR	45,860	1,080
Hand & Machine Tools - 0.32%			Mount Gibson Iron Ltd (a)	269,665	534
Schindler Holding AG - PC	53,414	5,726	POSCO ADR	36,601	3,804
			Xingda International Holdings Ltd	249,000	260
Healthcare - Products - 0.53%				$ 14,759
Coloplast A/S	42,959	5,320	Leisure Products & Services - 0.19%
DiaSorin SpA	8,255	339	Round One Corp	34,400	128
Draegerwerk AG & Co KGaA	4,263	355	Sega Sammy Holdings Inc	198,000	3,233
Elekta AB	93,745	3,548		$ 3,361
	$ 9,562		Lodging - 0.17%
Healthcare - Services - 0.03%			Genting Bhd	596,500	2,001
Ramsay Health Care Ltd	36,857	565	Millennium & Copthorne Hotels PLC	32,873	287
			SJM Holdings Ltd	549,000	816
Holding Companies - Diversified - 1.33%				$ 3,104
Dah Chong Hong Holdings Ltd	260,000	306	Machinery - Construction & Mining - 0.38%
GS Holdings	33,193	1,740	Atlas Copco AB - A Shares	286,077	5,979
Haci Omer Sabanci Holding AS ADR(a)	3	—	Danieli & C Officine Meccaniche SpA	17,124	452
Imperial Holdings Ltd	181,353	2,958	Wajax Income Fund	12,100	384
KOC Holding AS	642,310	3,067		$ 6,815
LG Corp	31,129	2,227	Machinery - Diversified - 1.29%
Swire Pacific Ltd	399,500	5,669	Daifuku Co Ltd	38,000	181
Wharf Holdings Ltd	1,192,000	7,828	Komori Corp	24,728	243
	$ 23,795		Kone OYJ	155,807	8,349
Home Builders - 0.31%			Metso OYJ	182,935	8,675
Daiwa House Industry Co Ltd	394,000	4,255	Weir Group PLC/The	224,253	5,598
MRV Engenharia e Participacoes SA	128,300	1,249		$ 23,046
	$ 5,504		Media - 0.79%
Home Furnishings - 0.18%			Metropole Television SA	13,008	318
Arcelik AS	304,447	1,687	Pearson PLC	462,223	7,069
Indesit Co SpA	23,713	293	Quebecor Inc	8,100	292
Noritz Corp	21,400	393	WPP PLC	558,539	6,498
Pioneer Corp	94,700	327		$ 14,177
SEB SA	5,075	487	Metal Fabrication & Hardware - 0.32%
	$ 3,187		Hanwa Co Ltd	73,000	289
Insurance - 3.41%			JFE Shoji Holdings Inc	70,000	271
Allianz SE	90,169	11,301	Johnson Matthey PLC	169,704	5,205
Amlin PLC	80,774	526		$ 5,765
China Life Insurance Co Ltd	168,000	736	Mining - 5.56%
Hannover Rueckversicherung AG	111,980	5,642	Alamos Gold Inc	31,600	489
Helvetia Holding AG	1,386	488	Anglo American PLC	319,656	14,895
Hyundai Marine & Fire Insurance Co Ltd	99,160	2,115	Avoca Resources Ltd (a)	89,233	275
Lancashire Holdings Ltd	45,529	414	BHP Billiton Ltd	402,145	16,513
Legal & General Group PLC	3,447,169	5,546	Cia de Minas Buenaventura SA ADR	30,766	1,632
Ping An Insurance Group Co of China Ltd	403,000	4,339	Grupo Mexico SAB de CV	894,600	2,947
Sampo OYJ	365,320	10,235	Hindalco Industries Ltd	603,245	2,858
Sanlam Ltd	677,805	2,541	IAMGOLD Corp	323,897	5,910
SCOR SE	16,236	399	Iluka Resources Ltd (a)	74,258	490
Sul America SA	2,755	33	Impala Platinum Holdings Ltd	37,924	1,072
Tokio Marine Holdings Inc	225,700	6,361	KGHM Polska Miedz SA	65,950	2,962
Zurich Financial Services	42,406	10,381	Kingsgate Consolidated Ltd	3,509	34
	$ 61,057		Medusa Mining Ltd	78,463	428
Internet - 0.30%			MMC Norilsk Nickel ADR	100,353	1,872
Atea ASA	36,200	306	Orica Ltd	209,660	5,171

See accompanying notes

244

Schedule of Investments
Diversified International Fund
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Mining (continued)			Pharmaceuticals (continued)
Rio Tinto Ltd	336,753 $	27,277	Kobayashi Pharmaceutical Co Ltd	7,400 $	345
SEMAFO Inc (a)	66,700	800	Novartis AG	330,975	19,188
Southern Copper Corp	25,242	1,080	Novo Nordisk A/S	140,961	14,838
Tek Cominco Limited	171,500	7,668	Roche Holding AG	116,749	17,143
Umicore	112,360	5,289	Shire PLC	396,753	9,352
	$ 99,662		Stada Arzneimittel AG	12,381	382
Miscellaneous Manufacturing - 1.50%			Takeda Pharmaceutical Co Ltd	206,400	9,670
Aalberts Industries NV	21,451	392	Teva Pharmaceutical Industries Ltd ADR	176,559	9,163
Ansell Ltd	42,612	566	United Laboratories International Holdings Ltd/The	180,000	341
Cookson Group PLC (a)	118,140	975		$ 103,888
IMI PLC	46,442	587	Real Estate - 1.81%
Largan Precision Co Ltd	59,000	1,170	Arnest One Corp	31,770	336
Melrose PLC	71,990	325	Brookfield Asset Management Inc	354,838	10,535
Siemens AG	166,953	19,100	Daito Trust Construction Co Ltd	55,900	3,376
Wartsila OYJ	53,705	3,767	FKP Property Group	428,593	395
	$ 26,882		Gazit-Globe Ltd	28,833	350
Office & Business Equipment - 0.60%			Great Eagle Holdings Ltd	114,000	341
Canon Inc	231,000	10,679	Guangzhou R&F Properties Co Ltd	586,000	836
			Henderson Land Development Co Ltd - Warrants	141,200	55
			(a)
Oil & Gas - 6.88%
Afren PLC (a)	261,295	542	Hongkong Land Holdings Ltd	963,000	6,645
Alliance Oil Co Ltd (a)	17,354	251	Keppel Land Ltd	1,136,000	3,888
Aurora Oil and Gas Ltd (a)	233,522	297	PSP Swiss Property AG (a)	6,913	531
Bankers Petroleum Ltd (a)	77,500	543	Shimao Property Holdings Ltd	812,000	1,343
Baytex Energy Trust	23,700	883	Swiss Prime Site AG (a)	9,234	663
BG Group PLC	580,725	11,311	Tokyo Tatemono Co Ltd	696,000	2,811
BP PLC	599,421	4,090	Wihlborgs Fastigheter AB	14,748	415
Canadian Natural Resources	242,900	8,843		$ 32,520
Cenovus Energy, Inc	146,098	4,065	REITS - 0.44%
China Petroleum & Chemical Corp	4,686,000	4,419	Calloway Real Estate Investment Trust	14,100	332
CNOOC Ltd	2,486,000	5,151	CapitaMall Trust	1,776,000	2,717
Connacher Oil and Gas Ltd (a)	291,700	332	Dundee Real Estate Investment Trust	10,800	309
EnCana Corp	209,798	5,926	Japan Logistics Fund Inc	28	231
Galp Energia SGPS SA	219,410	4,233	Japan Retail Fund Investment Corp	256	400
Gazprom OAO ADR	186,667	4,079	Kenedix Realty Investment Corp	148	588
Gazprom OAO ADR	20,250	444	RioCan Real Estate Investment Trust	132,800	3,001
Hindustan Petroleum Corp Ltd	119,657	1,313	United Urban Investment Corp	38	261
Lukoil OAO ADR	88,397	4,937		$ 7,839
OGX Petroleo e Gas Participacoes SA (a)	71,800	939	Retail - 3.08%
Oil & Natural Gas Corp Ltd	29,698	872	Aeon Co Ltd	635,670	7,489
PetroChina Co Ltd	2,555,494	3,119	Amplifon SpA	74,433	401
Petroleo Brasileiro SA ADR	278,340	9,497	Cie Financiere Richemont SA	169,104	8,434
Petrominerales Ltd	16,815	431	Don Quijote Co Ltd	10,000	273
Reliance Industries Ltd (c)	20,469	1,019	Dufry Group (a)	4,179	485
Repsol YPF SA	252,141	6,992	Inditex SA	102,543	8,565
Rosneft Oil Co	108,235	754	JB Hi-Fi Ltd	25,973	506
Royal Dutch Shell PLC - A Shares	282,369	9,167	K's Holdings Corp	124,280	3,090
Royal Dutch Shell PLC - B Shares	162,150	5,193	Lojas Renner SA	62,000	2,460
Seadrill Ltd	163,318	4,947	Lotte Shopping Co Ltd	4,923	2,015
Statoil ASA	325,539	7,109	PPR	39,141	6,417
Surgutneftegas OJSC ADR	65,340	633	Swatch Group AG/The - BR	19,883	7,599
Total SA	178,188	9,683	UNY Co Ltd	27,900	233
Tupras Turkiye Petrol Rafinerileri AS	47,632	1,278	WH Smith PLC	66,357	515
	$ 123,292		Whitbread PLC	15,243	414
Oil & Gas Services - 1.50%			Woolworths Holdings Ltd/South Africa	653,861	2,562
Acergy SA	317,100	6,405	Yamada Denki Co Ltd	57,460	3,735
Calfrac Well Services Ltd	15,100	379		$ 55,193
Petrofac Ltd	266,053	6,237	Semiconductors - 0.99%
Saipem SpA	197,501	8,777	Aixtron AG	14,267	467
Subsea 7 Inc (a)	21,164	445	ARM Holdings PLC	778,725	4,533
Technip SA	54,511	4,582	ASM International NV (a)	12,623	322
	$ 26,825		Powertech Technology Inc	512,000	1,689
Packaging & Containers - 0.04%			Samsung Electronics Co Ltd	11,877	7,863
Gerresheimer AG (a)	9,339	369	Taiwan Semiconductor Manufacturing Co Ltd	1,428,605	2,930
Rengo Co Ltd	55,000	351		$ 17,804
	$ 720		Shipbuilding - 0.12%
Pharmaceuticals - 5.80%			Hyundai Heavy Industries Co Ltd	6,374	2,076
AstraZeneca PLC	350,616	17,582
China Shineway Pharmaceutical Group Ltd	305,304	1,040	Software - 0.61%
GlaxoSmithKline PLC	247,572	4,844	Micro Focus International PLC	1,218	7

See accompanying notes

245

Schedule of Investments
Diversified International Fund
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)			Maturity
Software (continued)				Amount
SAP AG	154,525 $	8,030	REPURCHASE AGREEMENTS - 0.30%	(000's)	Value (000's)
Temenos Group AG (a)	85,142	2,855	Banks - 0.30%
	$ 10,892		Investment in Joint Trading Account; Bank of	$ 1,533	$ 1,533
Telecommunications - 7.61%			America Repurchase Agreement; 0.22%
ADVA AG Optical Networking (a)	47,956	390	dated 10/29/10 maturing 11/01/10
Advanced Info Service PCL (a),(b)	250,000	750	(collateralized by Sovereign Agency Issues;
America Movil SAB de CV ADR	95,607	5,474	$1,563,398; 0.00% - 5.25%; dated 05/01/13 -
Axiata Group Bhd (a)	758,000	1,094	04/15/42)
BT Group PLC	3,316,467	8,168	Investment in Joint Trading Account; Credit Suisse	1,480	1,479
China Mobile Ltd	511,139	5,206	Repurchase Agreement; 0.21% dated
China Telecom Corp Ltd	3,262,000	1,688	10/29/10 maturing 11/01/10 (collateralized by
Chunghwa Telecom Co Ltd (a)	1,058,000	2,474	US Treasury Note; $1,509,291; 1.13%; dated
D-Link Corp	876,000	884	01/15/12)
Eutelsat Communications	118,078	4,435	Investment in Joint Trading Account; Deutsche	1,406	1,406
Hitachi Kokusai Electric Inc	29,000	263	Bank Repurchase Agreement; 0.21% dated
Koninklijke KPN NV	583,140	9,739	10/29/10 maturing 11/01/10 (collateralized by
Mobile Telesystems OJSC ADR	120,299	2,604	Sovereign Agency Issues; $1,433,826; 0.38%
NTT DoCoMo Inc	6,308	10,622	- 3.75%; dated 12/06/10 - 01/29/15)
Portugal Telecom SGPS SA	556,652	8,034	Investment in Joint Trading Account; Morgan	962	962
Softbank Corp	330,300	10,631	Stanley Repurchase Agreement; 0.20% dated
Taiwan Mobile Co Ltd	588,000	1,308	10/29/10 maturing 11/01/10 (collateralized by
Tele2 AB	312,060	6,868	Sovereign Agency Issues; $981,039; 1.88% -
Telefonica SA	349,990	9,450	6.13%; dated 01/09/12 - 02/21/13)
Telenet Group Holding NV (a)	104,872	4,379			$ 5,380
Telenor ASA	642,200	10,357	TOTAL REPURCHASE AGREEMENTS		$ 5,380
TeliaSonera AB	742,843	6,200	Total Investments		$ 1,784,755
Vivo Participacoes SA ADR	61,958	1,774	Other Assets in Excess of Liabilities, Net - 0.39%		$ 7,000
Vodacom Group Ltd	228,521	2,195	TOTAL NET ASSETS - 100.00%		$ 1,791,755
Vodafone Group PLC	7,830,885	21,313
	$ 136,300
Textiles - 0.06%			(a) Non-Income Producing Security
Cia Hering	18,300	901	(b)	Market value is determined in accordance with procedures established in
Toyobo Co Ltd	155,000	258	good faith by the Board of Directors. At the end of the period, the value of
	$ 1,159		these securities totaled $2,578 or 0.14% of net assets.
Transportation - 0.90%			(c)	Security exempt from registration under Rule 144A of the Securities Act of
Canadian National Railway	140,100	9,074	1933. These securities may be resold in transactions exempt from
Cargotec Oyj	8,343	380	registration, normally to qualified institutional buyers. Unless otherwise
Construcciones y Auxiliar de Ferrocarriles SA	632	356	indicated, these securities are not considered illiquid. At the end of the
Sincere Navigation	1,048,000	1,270	period, the value of these securities totaled $1,019 or 0.06% of net assets.
Stagecoach Group PLC	123,024	412
West Japan Railway Co	1,246	4,627
	$ 16,119		Unrealized Appreciation (Depreciation)
Water - 0.71%			The net federal income tax unrealized appreciation (depreciation) and federal tax
Northumbrian Water Group PLC	53,059	301	cost of investments held as of the period end were as follows:
Pennon Group PLC	337,292	3,367
Severn Trent PLC	156,812	3,505	Unrealized Appreciation		$ 278,175
United Utilities Group PLC	575,438	5,634	Unrealized Depreciation		(24,451)
	$ 12,807		Net Unrealized Appreciation (Depreciation)		$ 253,724
TOTAL COMMON STOCKS	$ 1,740,219		Cost for federal income tax purposes		$ 1,531,031
PREFERRED STOCKS - 2.19%	Shares Held Value (000's)		All dollar amounts are shown in thousands (000's)
Apparel - 0.02%
Hugo Boss AG	4,996	329

Banks - 0.41%
Banco Bradesco SA	107,124	2,195
Itau Unibanco Holding SA	212,166	5,129
	$ 7,324
Consumer Products - 0.60%
Henkel AG & Co KGaA	181,218	10,676

Holding Companies - Diversified - 0.14%
Itausa - Investimentos Itau SA	317,200	2,483

Media - 0.50%
ProSiebenSat.1 Media AG	338,099	8,927

Mining - 0.52%
Vale SA	335,309	9,417

TOTAL PREFERRED STOCKS	$ 39,156

See accompanying notes

246

Schedule of Investments
Diversified International Fund
October 31, 2010

Portfolio Summary (unaudited)

Country	Percent
United Kingdom	14 .61%
Japan	13 .85%
Germany	8 .63%
Canada	6 .66%
Switzerland	6 .51%
France	5 .09%
Australia	4 .37%
Sweden	3 .42%
Brazil	3 .04%
Netherlands	3 .00%
China	2 .68%
Finland	2 .23%
Taiwan, Province Of China	2 .13%
Denmark	2 .13%
Norway	2 .10%
Korea, Republic Of	2 .03%
Hong Kong	2 .02%
Spain	1 .65%
India	1 .44%
Singapore	1 .36%
Italy	1 .32%
Russian Federation	1 .22%
Belgium	1 .14%
Portugal	0.99%
Israel	0 .97%
South Africa	0 .93%
Ireland	0 .91%
Mexico	0 .61%
Thailand	0 .43%
Turkey	0 .40%
Malaysia	0 .37%
United States	0 .36%
Bermuda	0 .30%
Poland	0 .24%
Indonesia	0 .24%
Peru	0 .13%
Chile	0 .10%
Other Assets in Excess of Liabilities, Net	0 .39%
TOTAL NET ASSETS	100.00%

See accompanying notes

247

Schedule of Investments Equity Income Fund October 31, 2010

COMMON STOCKS - 96.90%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Aerospace & Defense - 1.73%			Healthcare - Products (continued)
Lockheed Martin Corp	281,700 $	20,082	Medtronic Inc	226,400 $	7,971
Raytheon Co	572,300	26,372		$ 51,744
	$ 46,454		Insurance - 7.40%
Apparel - 1.14%			ACE Ltd	1,137,400	67,584
VF Corp	365,900	30,458	Allianz SE ADR	1,114,237	13,961
			Allstate Corp/The	889,009	27,106
Automobile Manufacturers - 0.25%			Chubb Corp	512,200	29,718
PACCAR Inc	132,642	6,799	Fidelity National Financial Inc	1,851,061	24,786
			MetLife Inc	606,000	24,440
Automobile Parts & Equipment - 0.34%			Validus Holdings Ltd	384,900	10,916
Johnson Controls Inc	256,400	9,005		$ 198,511
			Machinery - Diversified - 1.35%
Banks - 6.63%			Deere & Co	470,600	36,142
Banco Santander SA ADR	2,558,800	32,778
Bank of New York Mellon Corp/The	1,466,880	36,760	Media - 1.22%
Bank of Nova Scotia	585,609	31,336	Walt Disney Co/The	397,291	14,346
JP Morgan Chase & Co	35,000	1,317	Yellow Pages Income Fund	3,073,080	18,471
M&T Bank Corp	236,400	17,671		$ 32,817
Northern Trust Corp	654,000	32,458	Mining - 0.80%
US Bancorp	1,049,000	25,365	BHP Billiton Ltd ADR	260,300	21,498
	$ 177,685
Beverages - 0.82%			Miscellaneous Manufacturing - 3.96%
Coca-Cola Co/The	183,200	11,234	3M Co	260,500	21,939
Dr Pepper Snapple Group Inc	159,629	5,835	Honeywell International Inc	356,000	16,771
Molson Coors Brewing Co	101,300	4,784	Parker Hannifin Corp	509,000	38,964
	$ 21,853		Siemens AG ADR	249,900	28,566
Chemicals - 1.21%				$ 106,240
Air Products & Chemicals Inc	157,100	13,349	Oil & Gas - 8.96%
EI du Pont de Nemours & Co	405,100	19,153	Chevron Corp	669,100	55,274
	$ 32,502		Encana Corp	246,000	6,942
Commercial Services - 0.56%			Enerplus Resources Fund	783,760	21,491
Automatic Data Processing Inc	338,700	15,045	Exxon Mobil Corp	585,900	38,945
			Marathon Oil Corp	1,061,600	37,761
Consumer Products - 0.76%			Penn West Energy Trust	1,305,000	29,754
Clorox Co	154,500	10,282	Total SA ADR	916,278	49,919
Kimberly-Clark Corp	160,600	10,172		$ 240,086
	$ 20,454		Pharmaceuticals - 12.12%
Distribution & Wholesale - 2.06%			Abbott Laboratories	1,025,600	52,634
Genuine Parts Co	1,153,277	55,196	Bristol-Myers Squibb Co	1,345,478	36,193
			GlaxoSmithKline PLC ADR	632,790	24,704
Diversified Financial Services - 3.20%			Mead Johnson Nutrition Co	465,929	27,406
AllianceBernstein Holding LP	1,319,369	32,193	Merck & Co Inc	1,340,380	48,629
Federated Investors Inc	1,130,855	28,170	Novartis AG ADR	710,582	41,178
NYSE Euronext	825,959	25,307	Pfizer Inc	2,294,845	39,930
	$ 85,670		Roche Holding AG ADR	861,400	31,657
Electric - 4.86%			Teva Pharmaceutical Industries Ltd ADR	437,900	22,727
NextEra Energy Inc	834,200	45,914		$ 325,058
Progress Energy Inc	879,145	39,562	Pipelines - 2.76%
Wisconsin Energy Corp	94,500	5,627	Enterprise Products Partners LP	955,826	40,957
Xcel Energy Inc	1,641,800	39,173	Kinder Morgan Energy Partners LP	308,521	21,433
	$ 130,276		Spectra Energy Corp	482,979	11,480
Electrical Components & Equipment - 1.39%				$ 73,870
Emerson Electric Co	678,200	37,233	REITS - 4.07%
			Annaly Capital Management Inc	2,630,700	46,590
Entertainment - 0.59%			Chimera Investment Corp	3,854,104	15,802
OPAP SA ADR	1,677,400	15,851	HCP Inc	389,485	14,025
			Health Care REIT Inc	472,800	24,160
Food - 3.55%			Kimco Realty Corp	498,387	8,587
General Mills Inc	308,200	11,570		$ 109,164
Kellogg Co	226,500	11,384	Retail - 4.19%
Kraft Foods Inc	1,377,423	44,449	Costco Wholesale Corp	185,600	11,650
Kroger Co/The	289,700	6,373	McDonald's Corp	635,200	49,399
Sysco Corp	728,500	21,462	Wal-Mart Stores Inc	945,000	51,191
	$ 95,238			$ 112,240
Gas - 1.67%			Savings & Loans - 1.14%
Sempra Energy	838,400	44,838	Hudson City Bancorp Inc	2,624,000	30,570

Healthcare - Products - 1.93%			Semiconductors - 4.85%
Becton Dickinson and Co	77,300	5,838	Applied Materials Inc	709,100	8,764
Johnson & Johnson	595,800	37,935	Intel Corp	2,755,200	55,297

See accompanying notes

248

Schedule of Investments Equity Income Fund October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)			Maturity
Semiconductors (continued)				Amount
Maxim Integrated Products Inc	382,500 $	8,285	REPURCHASE AGREEMENTS (continued)	(000's)	Value (000's)
Microchip Technology Inc	1,006,700	32,396	Banks (continued)
Taiwan Semiconductor Manufacturing Co Ltd	2,330,107	25,421	Investment in Joint Trading Account; Morgan	$ 10,967	$ 10,967
ADR			Stanley Repurchase Agreement; 0.20% dated
		$ 130,163	10/29/10 maturing 11/01/10 (collateralized by
Software - 1.73%			Sovereign Agency Issues; $11,186,565;
Microsoft Corp	1,743,300	46,442	1.88% - 6.13%; dated 01/09/12 - 02/21/13)
					$ 61,346
Telecommunications - 5.41%			TOTAL REPURCHASE AGREEMENTS		$ 61,346
AT&T Inc	1,044,700	29,774	Total Investments		$ 2,681,524
BCE Inc	914,100	30,632	Liabilities in Excess of Other Assets, Net - (0.02)%		$ (531)
CenturyLink Inc	149,200	6,174	TOTAL NET ASSETS - 100.00%		$ 2,680,993
Qwest Communications International Inc	1,044,400	6,893
Telefonica SA ADR	130,000	10,548
Verizon Communications Inc	909,800	29,541
Vodafone Group PLC ADR	1,140,762	31,382
		$ 144,944	Unrealized Appreciation (Depreciation)
Toys, Games & Hobbies - 1.88%			The net federal income tax unrealized appreciation (depreciation) and federal tax
Mattel Inc	2,155,419	50,286	cost of investments held as of the period end were as follows:

Transportation - 2.37%			Unrealized Appreciation		$ 439,129
Norfolk Southern Corp	431,500	26,533	Unrealized Depreciation		(90,668)
Union Pacific Corp	422,900	37,080	Net Unrealized Appreciation (Depreciation)		$ 348,461
		$ 63,613	Cost for federal income tax purposes		$ 2,333,063
TOTAL COMMON STOCKS		$ 2,597,945	All dollar amounts are shown in thousands (000's)
PREFERRED STOCKS - 0.77%	Shares Held Value (000's)
Banks - 0.31%			Portfolio Summary (unaudited)
National City Capital Trust II	191,700	4,823	Sector		Percent
National City Capital Trust III	135,000	3,402	Financial		25 .50%
		$ 8,225	Consumer, Non-cyclical		19 .74%
Diversified Financial Services - 0.12%			Energy		11 .72%
National City Capital Trust IV	125,000	3,250	Industrial		10 .80%
			Consumer, Cyclical		10 .45%
REITS - 0.34%			Communications		6 .69%
Public Storage Inc 6.63%; Series M	288,000	7,232	Technology		6 .58%
Public Storage Inc 7.25%; Series K	79,700	2,021	Utilities		6 .53%
		$ 9,253	Basic Materials		2 .01%
TOTAL PREFERRED STOCKS		$ 20,728	Liabilities in Excess of Other Assets, Net		(0 .02)%
	Principal		TOTAL NET ASSETS		100.00%
	Amount
BONDS - 0.06%	(000's)	Value (000's)
Telecommunications - 0.06%
Telus Corp
8.00%, 6/1/2011	$ 1,446	$ 1,505

TOTAL BONDS		$ 1,505
	Maturity
	Amount
REPURCHASE AGREEMENTS - 2.29%	(000's)	Value (000's)
Banks - 2.29%
Investment in Joint Trading Account; Bank of	$ 17,478	$ 17,477
America Repurchase Agreement; 0.22%
dated 10/29/10 maturing 11/01/10
(collateralized by Sovereign Agency Issues;
$17,827,083; 0.00% - 5.25%; dated 05/01/13
- 04/15/42)
Investment in Joint Trading Account; Credit Suisse	16,873	16,873
Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
US Treasury Note; $17,210,101; 1.13%;
dated 01/15/12)
Investment in Joint Trading Account; Deutsche	16,029	16,029
Bank Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $16,349,595;
0.38% - 3.75%; dated 12/06/10 - 01/29/15)

See accompanying notes

249

Schedule of Investments Global Diversified Income Fund October 31, 2010

COMMON STOCKS - 24.41%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Aerospace & Defense - 0.02%			Distribution & Wholesale - 0.14%
United Technologies Corp	3,557 $	266	ITOCHU Corp	52,900 $	464
			Marubeni Corp	34,000	214
Agriculture - 0.13%			Mitsui & Co Ltd	34,800	547
Altria Group Inc	21,629	550	Sumitomo Corp	34,800	441
Archer-Daniels-Midland Co	13,678	456		$ 1,666
Lorillard Inc	5,767	492	Diversified Financial Services - 0.16%
	$ 1,498		AGF Management Ltd	15,700	255
Apparel - 0.02%			Ameriprise Financial Inc	10,126	523
Yue Yuen Industrial Holdings Ltd	53,500	192	BGC Partners Inc	32,492	226
			Intermediate Capital Group PLC	85,160	440
Automobile Manufacturers - 0.19%			ORIX Corp	3,770	344
Daimler AG (a)	9,825	651		$ 1,788
Nissan Motor Co Ltd	57,000	503	Electric - 0.37%
Toyota Motor Corp	10,700	380	Ameren Corp	15,141	439
Volkswagen AG - PFD	4,596	694	CLP Holdings Ltd	50,500	411
	$ 2,228		DTE Energy Co	6,109	286
Banks - 1.11%			Duke Energy Corp	20,739	378
Australia & New Zealand Banking Group Ltd	36,097	877	Enel SpA	123,663	706
Banco Bilbao Vizcaya Argentaria SA	16,564	218	Entergy Corp	3,961	295
Banco Santander SA	24,177	311	Integrys Energy Group Inc	5,659	301
Bank of America Corp	44,831	513	Pinnacle West Capital Corp	9,384	386
Bank of Hawaii Corp	4,437	192	Progress Energy Inc	8,854	398
Bank of Montreal	8,300	490	Public Service Enterprise Group Inc	6,706	217
Bank of Novia Scotia	7,500	402	Xcel Energy Inc	20,670	493
BNP Paribas	6,003	439		$ 4,310
Canadian Imperial Bank of Commerce (a)	4,800	368	Electrical Components & Equipment - 0.12%
Citigroup Inc (a)	161,086	672	Emerson Electric Co	4,267	234
Community Bank System Inc	8,736	204	Hitachi Ltd	100,000	452
Deutsche Bank AG	9,346	541	Schneider Electric SA	5,018	713
DnB NOR ASA	20,428	280		$ 1,399
FNB Corp/PA	41,185	350	Electronics - 0.01%
Goldman Sachs Group Inc/The	922	148	Premier Farnell PLC	27,264	119
HSBC Holdings PLC	164,409	1,710
JP Morgan Chase & Co	17,563	661	Engineering & Contruction - 0.12%
M&T Bank Corp	2,659	199	Alion Science and Technology Corp - Warrants	3,215	—
Mitsubishi UFJ Financial Group Inc	44,500	207	(a),(b),(c)
National Australia Bank Ltd	27,289	681	Bilfinger Berger SE	1,086	80
National Bank of Canada	4,000	263	Carillion PLC	43,258	239
Nordea Bank AB	22,318	246	NCC AB	17,779	379
PNC Financial Services Group Inc	7,432	401	Skanska AB	9,849	188
Svenska Handelsbanken AB	12,517	409	Vinci SA	9,179	490
Torinto Dominion Bank	9,600	691		$ 1,376
Trustmark Corp	14,664	324	Environmental Control - 0.03%
US Bancorp	13,258	321	Waste Management Inc	8,194	293
Wells Fargo & Co	25,851	674
	$ 12,792		Food - 0.07%
Beverages - 0.06%			Kraft Foods Inc	13,339	431
Carlsberg A/S	4,477	490	Nippon Suisan Kaisha Ltd	105,100	334
Coca-Cola Co/The	3,528	216		$ 765
	$ 706		Forest Products & Paper - 0.02%
Building Materials - 0.03%			Svenska Cellulosa AB	16,008	248
Adelaide Brighton Ltd	110,730	388
			Gas - 0.10%
Chemicals - 0.27%			AGL Resources Inc	6,887	270
BASF SE	12,839	937	Laclede Group Inc/The	8,656	304
Bayer AG	5,311	398	Nicor Inc	4,547	217
EI du Pont de Nemours & Co	16,729	791	NiSource Inc	23,393	405
Koninklijke DSM NV	9,365	501		$ 1,196
PPG Industries Inc	6,200	476	Healthcare - Products - 0.08%
	$ 3,103		Johnson & Johnson	15,102	962
Commercial Services - 0.02%
Corrections Corp of America (a)	10,900	280
			Healthcare - Services - 0.06%
			UnitedHealth Group Inc	20,038	722
Consumer Products - 0.04%
Kimberly-Clark Corp	7,950	504	Holding Companies - Diversified - 0.17%
			Compass Diversified Holdings	24,391	415
Cosmetics & Personal Care - 0.10%			Wharf Holdings Ltd	233,000	1,530
Procter & Gamble Co	18,530	1,178		$ 1,945
			Insurance - 0.56%
			ACE Ltd	5,451	324

See accompanying notes

250

Schedule of Investments
Global Diversified Income Fund
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Insurance (continued)			Pharmaceuticals - 0.46%
Aflac Inc	6,849 $	383	AstraZeneca PLC	17,069 $	856
Allianz SE	5,679	712	Bristol-Myers Squibb Co	23,732	638
Aviva PLC	85,476	545	Daiichi Sankyo Co Ltd	20,900	443
AXA SA	33,721	614	Eli Lilly & Co	9,295	327
Baloise Holding AG	2,507	232	Kaken Pharmaceutical Co Ltd	26,000	285
Berkshire Hathaway Inc - Class B (a)	2,338	186	Merck & Co Inc	30,790	1,117
Chubb Corp	3,841	223	Pfizer Inc	37,647	655
Maiden Holdings Ltd	30,963	237	Sanofi-Aventis SA	10,423	728
Power Corp of Canada/Canada	11,400	318	Takeda Pharmaceutical Co Ltd	5,200	244
Protective Life Corp	11,428	274		$ 5,293
Sampo OYJ	19,882	557	Pipelines - 9.22%
Travelers Cos Inc/The	9,280	512	Buckeye Partners LP	70,400	4,457
Unitrin Inc	10,617	258	Chesapeake Midstream Partners LP	21,300	571
Unum Group	7,635	171	Copano Energy LLC	118,100	3,302
Validus Holdings Ltd	12,293	348	DCP Midstream Partners LP	31,500	1,124
Zurich Financial Services	2,352	576	Duncan Energy Partners LP	35,910	1,140
	$ 6,470		Enbridge Energy Partners LP	72,700	4,470
Internet - 0.02%			Energy Transfer Equity LP	28,420	1,112
Earthlink Inc	22,598	203	Energy Transfer Partners LP	186,800	9,527
			Enterprise Products Partners LP	211,645	9,069
Investment Companies - 0.02%			Holly Energy Partners LP (b)	88,100	4,427
Hercules Technology Growth Capital Inc	21,753	221	Kinder Morgan Management LLC (a)	157,293	9,700
			Magellan Midstream Partners LP	145,700	7,866
Iron & Steel - 0.02%			MarkWest Energy Partners LP	59,200	2,257
Labrador Iron Ore Royalty Corp	3,300	198	Niska Gas Storage Partners LLC	41,500	827
			NuStar Energy LP	107,000	6,741
Leisure Products & Services - 0.02%			ONEOK Partners LP	85,800	6,721
Daiichikosho Co Ltd	14,700	241	Plains All American Pipeline LP	104,400	6,588
			Regency Energy Partners LP	176,700	4,478
Lodging - 0.07%			Spectra Energy Corp	18,155	432
Starwood Hotels & Resorts Worldwide Inc	14,800	801	Sunoco Logistics Partners LP	69,700	5,575
			Targa Resources Partners LP	115,600	3,426
Media - 0.10%			TC Pipelines LP (b)	115,000	5,664
CBS Corp	26,713	452	Western Gas Partners LP	38,100	1,111
News Corp - Class A	25,486	368	Williams Partners LP	126,300	5,570
Walt Disney Co/The	9,016	326		$ 106,155
	$ 1,146		Publicly Traded Investment Fund - 0.05%
Mining - 0.11%			John Hancock Preferred Income Fund III	31,400	539
Equinox Minerals Ltd (a)	72,500	394
Panoramic Resources Ltd	148,185	341	Real Estate - 1.75%
Tek Cominco Limited	10,700	478	Agile Property Holdings Ltd	528,000	695
	$ 1,213		Allgreen Properties Ltd	760,000	699
Miscellaneous Manufacturing - 0.25%			Brookfield Properties Corp	46,900	810
3M Co	5,357	451	CB Richard Ellis Group Inc (a)	19,300	354
Eaton Corp	4,809	427	China Resources Land Ltd	218,000	430
General Electric Co	62,309	998	Citycon OYJ	140,000	627
Siemens AG	8,262	946	Deutsche Euroshop AG	10,000	381
	$ 2,822		Fabege AB	46,700	489
Office & Business Equipment - 0.04%			FKP Property Group	674,534	621
Xerox Corp	39,702	465	Gazit-Globe Ltd	36,943	449
			Global Logistic Properties Ltd (a)	420,753	754
Oil & Gas - 0.91%			Henderson Land Development Co Ltd	236,000	1,676
BP PLC	72,776	497	Henderson Land Development Co Ltd - Warrants	12,000	5
			(a)
Chevron Corp	17,848	1,474
ConocoPhillips	15,657	930	Hongkong Land Holdings Ltd	79,000	545
Cosmo Oil Co Ltd	87,000	235	Hysan Development Co Ltd	75,000	290
ENI SpA	34,701	782	Jones Lang LaSalle Inc	4,400	343
Exxon Mobil Corp	27,442	1,824	Mitsubishi Estate Co Ltd	35,000	613
Marathon Oil Corp	16,021	570	Mitsui Fudosan Co Ltd	21,000	397
Occidental Petroleum Corp	3,648	287	New World Development Ltd	745,000	1,471
Peyto Energy Trust	12,970	196	PSP Swiss Property AG (a)	13,000	999
Repsol YPF SA	17,191	477	Renhe Commercial Holdings Co Ltd	8,532,000	1,629
Royal Dutch Shell PLC - A Shares	27,277	885	Shimao Property Holdings Ltd	454,500	752
Royal Dutch Shell PLC - B Shares	24,234	776	Sponda OYJ	155,641	784
Statoil ASA	27,748	606	Sun Hung Kai Properties Ltd	250,000	4,283
Total SA	16,834	915		$ 20,096
	$ 10,454		REITS - 5.97%
Oil & Gas Services - 0.05%			Alstria Office REIT-AG	49,953	699
PAA Natural Gas Storage LP	22,900	551	Annaly Capital Management Inc	70,100	1,242
			Apartment Investment & Management Co	50,000	1,166
			Associated Estates Realty Corp	15,423	214

See accompanying notes

251

Schedule of Investments
Global Diversified Income Fund
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
REITS (continued)			REITS (continued)
Astro Japan Property Group	2,498,003 $	844	United Urban Investment Corp	161 $	1,106
AvalonBay Communities Inc	14,400	1,531	Vornado Realty Trust	32,477	2,839
BioMed Realty Trust Inc	11,337	208	Westfield Group	290,578	3,524
Boardwalk Real Estate Investment Trust	6,400	269		$ 68,714
Boston Properties Inc	26,377	2,273	Retail - 0.61%
British Land Co PLC	215,376	1,758	Gap Inc/The	12,010	228
Cambridge Industrial Trust	1,999,000	842	Home Depot Inc	9,583	296
Cambridge Industrial Trust - Rights (a),(c)	79,960	1	Inergy LP	142,600	5,598
Camden Property Trust	14,668	727	PPR	2,523	414
Canadian Real Estate Investment Trust	18,400	578	Wesfarmers Ltd	15,455	502
CapitaMall Trust	164,000	251		$ 7,038
CapLease Inc	115,800	679	Savings & Loans - 0.05%
CBL & Associates Properties Inc	20,097	315	Dime Community Bancshares Inc	18,291	267
CFS Retail Property Trust	605,590	1,103	New York Community Bancorp Inc	21,623	366
Champion REIT	1,094,000	603		$ 633
Charter Hall Office REIT	274,300	704	Semiconductors - 0.04%
Colonial Properties Trust	46,857	840	Intel Corp	25,413	510
Cominar Real Estate Investment Trust	19,000	404
CommonWealth REIT	12,521	319	Telecommunications - 0.55%
Corio NV	9,300	683	AT&T Inc	27,580	786
Cypress Sharpridge Investments Inc	89,883	1,171	BCE Inc	6,200	208
Dundee Real Estate Investment Trust	42,800	1,226	BT Group PLC	105,292	259
DuPont Fabros Technology Inc	17,500	439	Deutsche Telekom AG	40,122	581
EastGroup Properties Inc	13,000	526	France Telecom SA	34,792	836
Education Realty Trust Inc	67,700	508	NTT DoCoMo Inc	255	429
Entertainment Properties Trust	38,534	1,781	Qwest Communications International Inc	38,695	256
Equity Residential	30,000	1,459	Telecom Italia SpA - RNC	272,319	334
Essex Property Trust Inc	10,600	1,197	Telefonica SA	38,489	1,039
Eurocommercial Properties NV	9,526	471	Verizon Communications Inc	9,182	298
Federal Realty Investment Trust	16,265	1,333	Vodafone Group PLC	476,963	1,298
Fonciere Des Regions	54	6		$ 6,324
Fonciere Des Regions - Warrants (a)	5	—
			Toys, Games & Hobbies - 0.03%
Fortune Real Estate Investment Trust	452,000	233	Mattel Inc	13,686	319
Frasers Centrepoint Trust	335,000	391
Frasers Commercial Trust	1,778,000	220
Gecina SA	6,000	728	Trucking & Leasing - 0.03%
General Growth Properties Inc	45,700	768	Aircastle Ltd	40,144	370
GEO Property Group	405,000	79
Glimcher Realty Trust	36,600	275	Water - 0.04%
Goodman Group	1,510,417	932	American Water Works Co Inc	16,923	404
Great Portland Estates PLC	176,948	980	TOTAL COMMON STOCKS	$ 281,104
HCP Inc	7,221	260
Health Care REIT Inc	25,000	1,278	CONVERTIBLE PREFERRED STOCKS -
Hersha Hospitality Trust	101,444	619	0.40%	Shares Held Value (000's)
Highwoods Properties Inc	29,200	967	Banks - 0.24%
Home Properties Inc	14,300	779	Bank of America Corp	470	445
Host Hotels & Resorts Inc	48,331	768	Wells Fargo & Co	2,300	2,300
InnVest Real Estate Investment Trust	65,000	437		$ 2,745
Japan Excellent Inc	36	202	REITS - 0.16%
Japan Logistics Fund Inc	65	536	Digital Realty Trust Inc	50,000	1,814
Japan Retail Fund Investment Corp	417	651
Klepierre	27,072	1,053	TOTAL CONVERTIBLE PREFERRED STOCKS	$ 4,559
Land Securities Group PLC	158,207	1,716	PREFERRED STOCKS - 8.54%	Shares Held Value (000's)
LTC Properties Inc	33,500	933	Banks - 1.75%
Mapletree Logistics Trust	1,800,000	1,252	Bank of America Corp 8.63%; Series MER	59,700	1,534
National Retail Properties Inc	6,940	188	Barclays Bank PLC 7.75%	68,100	1,752
Nippon Commercial Investment Corp	831	936	Barclays Bank PLC 8.13%	18,300	477
Northern Property Real Estate Investment Trust	21,800	578	BB&T Capital Trust VII	50,000	1,342
Omega Healthcare Investors Inc	36,500	840	CoBank ACB 11.00%; Series C (d)	6,000	329
Primary Health Properties PLC	53,000	276	CoBank ACB 11.00%; Series D (b)	8,400	457
ProLogis	120,000	1,638	CoBank ACB 7.00%; Series 144A (b),(d)	88,000	3,905
Public Storage Inc	7,800	774	Fifth Third Capital Trust V	9,100	227
Ramco-Gershenson Properties Trust	84,397	977	Fifth Third Capital Trust VI	5,864	146
RioCan Real Estate Investment Trust	25,300	572	Fifth Third Capital Trust VII	31,400	825
Simon Property Group Inc	46,720	4,486	Fleet Capital Trust VIII	1,300	32
SL Green Realty Corp	4,000	263	HSBC Holdings PLC 6.20%	21,800	533
Societe de la Tour Eiffel	5,500	458	HSBC Holdings PLC 8.00%	210,346	5,816
Stockland	220,000	812	KeyCorp Capital V	4,200	101
Sun Communities Inc	14,500	473	Keycorp Capital VI	500	12
Tishman Speyer Office Fund (a)	1,387,000	543	KeyCorp Capital VIII	3,600	90
Unibail-Rodamco SE	14,420	3,004	KeyCorp Capital X	24,600	629

See accompanying notes

252

Schedule of Investments
Global Diversified Income Fund
October 31, 2010

PREFERRED STOCKS (continued)	Shares Held Value (000's)		PREFERRED STOCKS (continued)	Shares Held Value (000's)
Banks (continued)			Oil & Gas - 0.01%
M&T Capital Trust IV	9,600 $	261	Nexen Inc	5,900 $	148
National City Capital Trust II	3,100	78
National City Capital Trust III	1,000	25	REITS - 2.44%
Santander Finance Preferred SA Unipersonal	15,500	448	BRE Properties Inc - Series C	25,000	620
SunTrust Capital IX	6,700	173	CommonWealth REIT	111,900	2,373
VNB Capital Trust I	37,508	955	CommonWealth REIT - Series C	3,300	83
	$ 20,147		Developers Diversified Realty Corp 7.38%	16,600	397
Diversified Financial Services - 1.45%			Developers Diversified Realty Corp 7.50%	4,000	97
Ameriprise Financial Inc	48,300	1,315	Developers Diversified Realty Corp 8.00%	2,700	67
Citigroup Capital VIII	14,800	364	Duke Realty Corp 6.50%	500	12
Citigroup Capital X	1,000	23	Duke Realty Corp 6.60%	37,400	901
Citigroup Capital XII	137,225	3,619	Duke Realty Corp 6.63%	1,300	31
Citigroup Capital XIII (a)	105,500	2,796	Duke Realty Corp 6.95%	10,100	253
Citigroup Capital XV	4,200	100	Harris Preferred Capital Corp	15,200	387
Citigroup Capital XVII	700	16	Kimco Realty Corp	141,893	3,519
Corporate-Backed Trust Certificates 6.00%; Series	1,100	27	Kimco Realty Corp 6.65%	6,000	147
PRU			Kimco Realty Corp 7.75%	148,966	3,799
CORTS Trust for First Union Institutional Capital I	1,800	49	Prologis - Series G	8,000	192
Countrywide Financial Corp	22,600	519	PS Business Parks Inc (a)	80,600	1,997
Credit Suisse Guernsey Ltd	25,600	680	PS Business Parks Inc - Series M	71,981	1,799
Deutsche Bank Capital Funding Trust X	6,700	170	Public Storage Inc 6.45%; Series F	16,900	419
Deutsche Bank Contingent Capital Trust II	15,500	381	Public Storage Inc 6.45%; Series X	1,300	32
Deutsche Bank Contingent Capital Trust III	108,600	2,853	Public Storage Inc 6.60%; Series C	21,400	535
Deutsche Bank Contingent Capital Trust V	38,200	1,034	Public Storage Inc 6.63%; Series M	1,595	40
Merrill Lynch Capital Trust II	28,000	643	Public Storage Inc 6.75%; Series L	1,600	40
Morgan Stanley Capital Trust III	28,100	679	Public Storage Inc 6.88%	6,431	169
Morgan Stanley Capital Trust IV	27,700	669	Public Storage Inc 6.95%; Series H	4,900	123
Morgan Stanley Capital Trust V	3,800	89	Public Storage Inc 7.25%; Series K	123,312	3,127
National City Capital Trust IV	16,000	416	Regency Centers Corp 7.25%	5,399	135
PreferredPlus TR-CCR1 6.00%; Series GSC3	1,600	37	Regency Centers Corp 7.45%	7,274	183
PreferredPlus TR-CCR1 6.00%; Series GSG1	3,000	73	Suntrust Real Estate Investment Corp (a),(c),(d)	30	3,000
PreferredPlus TR-CCR1 8.05%; Series CCR1	4,300	109	UDR Inc	700	18
	$ 16,661		Vornado Realty LP	121,722	3,272
Electric - 0.10%			Vornado Realty Trust - Series F	4,000	99
Entergy Arkansas Inc (a)	3,000	74	Weingarten Realty Investors 6.50%	6,000	145
Entergy Texas Inc	6,400	187	Weingarten Realty Investors 6.75%	1,600	39
FPL Group Capital Inc 8.75%	5,900	172			$ 28,050
PPL Capital Funding Inc	6,200	164	Sovereign - 0.60%
SCANA Corp	21,940	622	Farm Credit Bank/Texas (a)	6,400	6,876
	$ 1,219
Insurance - 1.83%			Telecommunications - 0.25%
AAG Holding Co Inc	1,600	40	Telephone & Data Systems Inc 7.60%	105,100	2,647
Aegon NV 6.375%	109,200	2,502	United States Cellular Corp 7.50%	8,188	207
Aegon NV 6.50%	16,000	366			$ 2,854
Aegon NV 6.875%	3,600	85	TOTAL PREFERRED STOCKS		$ 98,293
Allianz SE	191,077	5,117		Principal
American Financial Group Inc/OH (a)	6,990	175		Amount
American Financial Group Inc/OH 7.13%	1,150	29	BONDS - 57.76%	(000's)	Value (000's)
Arch Capital Group Ltd 7.88%	34,100	870	Advertising - 0.45%
Arch Capital Group Ltd 8.00%	18,207	464	Affinion Group Inc
Axis Capital Holdings Ltd	40,000	3,580	10.13%, 10/15/2013	$ 1,750	$ 1,796
Delphi Financial Group Inc 7.38%	31,311	725	Lamar Media Corp
Delphi Financial Group Inc 8.00%	18,150	461	7.88%, 4/15/2018	750	801
Everest Re Capital Trust II	23,200	559	MDC Partners Inc
ING Groep NV 6.20%	1,000	22	11.00%, 11/1/2016(d)	365	405
ING Groep NV 7.05%	95,600	2,273	11.00%, 11/1/2016(d)	2,000	2,220
ING Groep NV 7.20%	42,560	1,030			$ 5,222
ING Groep NV 8.50%	27,900	712	Aerospace & Defense - 0.63%
Lincoln National Corp 6.75%	900	22	Kratos Defense & Security Solutions Inc
PLC Capital Trust III	33,800	858	10.00%, 6/1/2017	1,895	2,104
PLC Capital Trust V	4,800	114	Sequa Corp
RenaissanceRe Holdings Ltd - Series B	5,300	135	11.75%, 12/1/2015(d)	4,000	4,320
RenaissanceRe Holdings Ltd - Series C	9,800	235	13.50%, 12/1/2015(d)	500	550
RenaissanceRe Holdings Ltd - Series D	24,800	620	Triumph Group Inc
Torchmark Capital Trust III	1,800	46	8.00%, 11/15/2017	250	258
	$ 21,040				$ 7,232
Media - 0.11%			Agriculture - 0.12%
CBS Corp 6.75%	32,100	811	MHP SA
Viacom Inc	19,100	487	10.25%, 4/29/2015	545	563
	$ 1,298

See accompanying notes

253

Schedule of Investments
Global Diversified Income Fund
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Agriculture (continued)			Banks (continued)
Vector Group Ltd			Claudius Ltd for Credit Suisse
11.00%, 8/15/2015	$ 750 $	778	7.88%, 12/12/2049	$ 11,160 $	11,606
	$ 1,341		8.25%, 6/27/2049	1,000	1,073
Airlines - 0.86%			Credit Agricole SA
Continental Airlines 2007-1 Class C Pass Through			8.38%, 10/13/2049(d),(e)	1,700	1,857
Trust			9.75%, 6/29/2049	2,600	2,856
7.34%, 4/19/2014	3,625	3,680	First Hawaiian Capital I
Delta Air Lines 2002-1 Class G-1 Pass Through			8.34%, 7/1/2027	1,000	1,010
Trust			First Union Capital I
6.72%, 1/2/2023	309	316	7.94%, 1/15/2027	1,982	2,019
Delta Air Lines Inc			First Union Institutional Capital I
12.25%, 3/15/2015(d)	1,400	1,594	8.04%, 12/1/2026	1,550	1,595
Global Aviation Holdings Inc			First Union Institutional Capital II
14.00%, 8/15/2013(d)	2,500	2,700	7.85%, 1/1/2027	1,400	1,414
UAL 2009-1 Pass Through Trust			Halyk Savings Bank of Kazakhstan JSC
10.40%, 11/1/2016	210	238	7.25%, 5/3/2017	520	536
UAL 2009-2A Pass Through Trust			HBOS Capital Funding LP
9.75%, 1/15/2017	238	274	6.07%, 6/29/2049(d),(e)	3,050	2,745
United Air Lines Inc			HSBC USA Capital Trust I
9.88%, 8/1/2013(d)	970	1,067	7.81%, 12/15/2026(d)	300	307
	$ 9,869		ICICI Bank Ltd/Bahrain
Automobile Parts & Equipment - 0.75%			6.63%, 10/3/2012	830	889
Exide Technologies			JP Morgan Chase & Co
10.50%, 3/15/2013	5,675	5,796	7.90%, 4/29/2049(e)	3,900	4,157
Stanadyne Corp			Kazkommertsbank JSC
10.00%, 8/15/2014	2,900	2,871	8.50%, 4/16/2013	215	213
	$ 8,667		KeyCorp Capital III
Banks - 7.36%			7.75%, 7/15/2029	395	405
Abbey National Capital Trust I			National Australia Bank/New York
8.96%, 12/29/2049	2,300	2,503	8.00%, 9/29/2049	800	870
ABN Amro North American Holding Preferred			Natixis
Capital Repackage Trust I			9.00%, 4/29/2049	3,312	3,343
6.52%, 12/29/2049(d),(e)	2,700	2,349	NB Capital Trust II
Akbank TAS			7.83%, 12/15/2026	1,150	1,149
5.13%, 7/22/2015(d)	190	193	NB Capital Trust IV
Axis Bank Ltd			8.25%, 4/15/2027	455	464
4.75%, 5/2/2016(d),(f)	315	315	PNC Preferred Funding Trust I
			6.52%, 12/31/2049(d),(e)	4,000	3,110
Banco Bradesco SA/Cayman Islands
5.90%, 1/16/2021(d)	390	399	Societe Generale
Banco Cruzeiro do Sul SA/Brazil			8.75%, 4/7/2049	9,770	10,429
8.88%, 9/22/2020(d)	715	749	Standard Chartered PLC
			7.01%, 7/29/2049(d)	100	99
Banco de Credito del Peru
5.38%, 9/16/2020(d)	735	752	State Bank of India/London
Banco do Brasil SA			4.50%, 10/23/2014	200	208
5.38%, 1/15/2021(d)	750	757	SunTrust Capital VIII
Banco Internacional del Peru SAA			6.10%, 12/15/2036	3,800	3,553
5.75%, 10/7/2020(d)	515	518	Susquehanna Capital II
Banco Votorantim SA			11.00%, 3/23/2040	750	825
7.38%, 1/21/2020(d)	325	353	VTB Bank Via VTB Capital SA
BanColombia SA			6.25%, 6/30/2035	231	236
			6.25%, 7/2/2035(d)	400	413
6.13%, 7/26/2020	251	261
Bangkok Bank PCL/Hong Kong			6.88%, 5/29/2018	772	814
4.80%, 10/18/2020(d)	500	494	Wachovia Capital Trust V
			7.97%, 6/1/2027(d)	2,000	2,034
BankAmerica Institutional Capital A
8.07%, 12/31/2026(d)	121	122		$ 84,771
Barclays Bank PLC			Beverages - 0.48%
6.28%, 12/31/2049	300	272	Beverages & More Inc
6.86%, 9/29/2049(d),(e)	1,830	1,784	9.63%, 10/1/2014(d)	5,500	5,541
7.43%, 9/29/2049(d),(e)	2,250	2,284
BB&T Capital Trust IV			Chemicals - 0.40%
6.82%, 6/12/2057(e)	500	499	CPG International I Inc
BBVA International Preferred SA Unipersonal			7.50%, 7/1/2012(e)	550	550
5.92%, 12/30/2049(e)	4,500	3,976	10.50%, 7/1/2013	2,911	2,984
BNP Paribas			Ferro Corp
7.20%, 6/29/2049(d)	900	907	7.88%, 8/15/2018	1,025	1,090
BPCE SA				$ 4,624
12.50%, 9/30/2049(d)	500	572	Coal - 0.23%
CIT Group Inc			Bumi Investment Pte Ltd
7.00%, 5/1/2016	4,500	4,483	10.75%, 10/6/2017(d)	1,435	1,497

See accompanying notes

254

Schedule of Investments
Global Diversified Income Fund
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Coal (continued)			Diversified Financial Services (continued)
Consol Energy Inc			E*Trade Financial Corp
8.25%, 4/1/2020(d)	$ 1,000 $	1,115	7.38%, 9/15/2013	$ 5,650 $	5,615
	$ 2,612		Financiera Independencia SAB de CV
Commercial Services - 2.44%			10.00%, 3/30/2015(d)	507	532
Aramark Corp			Glen Meadow Pass-Through Trust
8.50%, 2/1/2015	1,015	1,066	6.51%, 2/12/2067(d),(e)	6,100	5,093
Bankrate Inc			Icahn Enterprises LP / Icahn Enterprises Finance
11.75%, 7/15/2015(d)	2,000	2,185	Corp
Catalent Pharma Solutions Inc			7.75%, 1/15/2016	2,750	2,826
9.50%, 4/15/2015	5,403	5,483	International Lease Finance Corp
DynCorp International Inc			6.38%, 3/25/2013	1,500	1,545
10.38%, 7/1/2017(d)	4,755	4,862	6.75%, 9/1/2016(d)	1,000	1,090
Knowledge Learning Corp			7.13%, 9/1/2018(d)	1,000	1,100
7.75%, 2/1/2015(d)	1,575	1,583	8.63%, 9/15/2015(d)	2,260	2,542
Laureate Education Inc			LBG Capital No 1 PLC
10.00%, 8/15/2015(d)	2,800	2,870	7.88%, 11/1/2020	1,000	946
Live Nation Entertainment Inc			MBNA Capital A
8.13%, 5/15/2018(d)	1,160	1,195	8.28%, 12/1/2026	1,000	1,020
NCO Group Inc			Nuveen Investments Inc
11.88%, 11/15/2014	1,650	1,402	10.50%, 11/15/2015	5,800	6,061
PharmaNet Development Group Inc			Old Mutual Capital Funding
10.88%, 4/15/2017(d)	5,750	5,980	8.00%, 5/29/2049	4,230	4,158
Wyle Services Corp			Pinnacle Foods Finance LLC / Pinnacle Foods
10.50%, 4/1/2018(d)	1,500	1,489	Finance Corp
	$ 28,115		8.25%, 9/1/2017(d)	2,125	2,221
Computers - 0.67%			Russian Agricultural Bank OJSC Via RSHB
Compucom Systems Inc			Capital SA
12.50%, 10/1/2015(d)	4,700	5,099	6.30%, 5/15/2017	955	1,006
Stratus Technologies Inc			RZD Capital Ltd
12.00%, 3/29/2015(d)	3,000	2,520	5.74%, 4/3/2017	545	575
SunGard Data Systems Inc			Swiss Re Capital I LP
10.25%, 8/15/2015	140	148	6.85%, 5/29/2049(d),(e)	4,400	4,368
	$ 7,767		TNK-BP Finance SA
			7.25%, 2/2/2020(d)	3,115	3,411
Consumer Products - 1.12%
American Achievement Corp			Ukreximbank Via Biz Finance PL
8.25%, 4/1/2012(d)	465	465	8.38%, 4/27/2015	633	650
10.88%, 4/15/2016(d),(f)	4,540	4,665	Vnesheconombank Via VEB Finance Ltd
			6.90%, 7/9/2020(d)	458	490
Prestige Brands Inc
8.25%, 4/1/2018	500	521	ZFS Finance USA Trust II
8.25%, 4/1/2018(d),(f)	1,000	1,042	6.45%, 12/15/2065(d),(e)	6,000	5,760
Reynolds Group Issuer Inc / Reynolds Group Issuer				$ 67,114
LLC / Reynolds Group Issuer (Luxembourg) S.A.			Electric - 0.83%
7.13%, 4/15/2019(d)	2,700	2,815	Dominion Resources Inc/VA
Spectrum Brands Holdings Inc			7.50%, 6/30/2066	700	730
9.50%, 6/15/2018(d)	3,000	3,332	Elwood Energy LLC
	$ 12,840		8.16%, 7/5/2026	209	197
Distribution & Wholesale - 0.48%			FPL Group Capital Inc
			7.30%, 9/1/2067(e)	200	206
Intcomex Inc
13.25%, 12/15/2014(d)	5,000	5,294	Indiantown Cogeneration LP
VWR Funding Inc			9.26%, 12/15/2010	50	50
10.25%, 7/15/2015	264	279	Integrys Energy Group Inc
			6.11%, 12/1/2066(e)	2,800	2,621
	$ 5,573
			Majapahit Holding BV
Diversified Financial Services - 5.83%			7.75%, 1/20/2020(d)	1,025	1,256
Ageas Hybrid Financing SA
8.25%, 2/28/2049	5,136	5,162	7.88%, 6/29/2037	100	125
Alfa Bank OJSC Via Alfa Bond Issuance PLC			Midwest Generation LLC
7.88%, 9/25/2017(d)	300	303	8.56%, 1/2/2016(c)	312	313

Berau Capital Resources Pte Ltd			NRG Energy Inc
			8.25%, 9/1/2020(d)	2,150	2,279
12.50%, 7/8/2015(d)	610	702
Capital One Capital III			PPL Capital Funding Inc
7.69%, 8/15/2036	1,300	1,319	6.70%, 3/30/2067(e)	1,500	1,440

Capital One Capital VI			Reliant Energy Mid-Atlantic Power Holdings LLC
8.88%, 5/15/2040	6,140	6,478	9.24%, 7/2/2017(c)	356	375
CEVA Group PLC				$ 9,592
11.50%, 4/1/2018(d)	550	586	Electrical Components & Equipment - 0.15%
11.63%, 10/1/2016(d)	1,050	1,137	Coleman Cable Inc
Citigroup Capital XXI			9.00%, 2/15/2018	1,600	1,674
8.30%, 12/21/2057	400	418

See accompanying notes

255

Schedule of Investments
Global Diversified Income Fund
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Electronics - 0.10%			Insurance (continued)
Stoneridge Inc			Delphi Financial Group Inc
9.50%, 10/15/2017(d)	$ 1,105 $	1,182	7.88%, 1/31/2020	$ 800 $	890
			Everest Reinsurance Holdings Inc
Energy - Alternate Sources - 0.07%			6.60%, 5/15/2037(e)	3,100	2,961
Power Sector Assets & Liabilities Management			Ironshore Holdings US Inc
Corp			8.50%, 5/15/2020(d)	5,170	5,382
7.25%, 5/27/2019	304	371	Liberty Mutual Group Inc
7.39%, 12/2/2024(d)	327	405	7.00%, 3/15/2037(d),(e)	300	281
	$ 776		7.80%, 3/15/2037(d)	4,801	4,801
Engineering & Contruction - 0.31%			10.75%, 6/15/2058(d),(e)	210	260
Alion Science and Technology Corp			Lincoln National Corp
12.00%, 11/1/2014	3,503	3,560	7.00%, 5/17/2066(e)	4,375	4,265
			MetLife Capital Trust IV
Entertainment - 1.13%			7.88%, 12/15/2037(d)	2,200	2,376
Chukchansi Economic Development Authority			MetLife Capital Trust X
4.12%, 11/15/2012(d),(e)	2,000	1,270	9.25%, 4/8/2038(d)	3,000	3,615
Lions Gate Entertainment Inc			Nationwide Financial Services
10.25%, 11/1/2016(d)	2,500	2,575	6.75%, 5/15/2037	6,980	6,573
Regal Entertainment Group			Oil Insurance Ltd
9.13%, 8/15/2018	1,010	1,074	7.56%, 12/29/2049(d),(e)	2,700	2,426
River Rock Entertainment Authority/The			Progressive Corp/The
9.75%, 11/1/2011	4,275	3,698	6.70%, 6/15/2037	300	307
Snoqualmie Entertainment Authority			Prudential Financial Inc
4.43%, 2/1/2014(d),(e)	750	615	8.88%, 6/15/2038(e)	300	345
9.13%, 2/1/2015(d)	4,150	3,756	Prudential PLC
	$ 12,988		11.75%, 12/29/2049(e)	4,500	5,356
Food - 0.14%			Reinsurance Group of America Inc
B&G Foods Inc			6.75%, 12/15/2065(e)	1,700	1,520
7.63%, 1/15/2018	170	181	Unitrin Inc
C&S Group Enterprises LLC			6.00%, 5/15/2017	150	155
8.38%, 5/1/2017(d)	750	750	USI Holdings Corp
JBS Finance II Ltd			9.75%, 5/15/2015(d)	4,973	4,985
8.25%, 1/29/2018(d)	695	735	XL Group PLC
	$ 1,666		6.50%, 12/31/2049(e)	5,000	4,475
Forest Products & Paper - 0.37%				$ 61,830
Bio Pappel SAB de CV			Internet - 0.77%
6.00%, 8/27/2016(e)	1,213	1,098	GXS Worldwide Inc
Clearwater Paper Corp			9.75%, 6/15/2015	6,975	7,202
7.13%, 11/1/2018(d)	1,000	1,045	Open Solutions Inc
Exopack Holding Corp			9.75%, 2/1/2015(d)	2,250	1,634
11.25%, 2/1/2014(d)	1,300	1,352		$ 8,836
Sino-Forest Corp			Investment Companies - 1.28%
6.25%, 10/21/2017(d)	820	823	American Capital Ltd
	$ 4,318		8.96%, 12/31/2013(d),(e)	4,501	4,543
Healthcare - Products - 0.33%			Man Group PLC
Biomet Inc			5.00%, 8/9/2017	2,100	1,848
11.63%, 10/15/2017	2,400	2,703	11.00%, 5/7/2049	2,357	2,512
DJO Finance LLC / DJO Finance Corp			Offshore Group Investments Ltd
9.75%, 10/15/2017(d)	1,110	1,154	11.50%, 8/1/2015(d)	5,500	5,830
	$ 3,857			$ 14,733
Healthcare - Services - 0.33%			Iron & Steel - 0.64%
Apria Healthcare Group Inc			China Oriental Group Co Ltd
12.38%, 11/1/2014	1,350	1,510	8.00%, 8/18/2015(d)	965	1,017
Community Health Systems Inc			CSN Resources SA
8.88%, 7/15/2015	2,100	2,247	6.50%, 7/21/2020(d)	613	663
	$ 3,757		Evraz Group SA
Holding Companies - Diversified - 0.26%			9.50%, 4/24/2018	820	921
Noble Group Ltd			Severstal OAO Via Steel Capital SA
6.63%, 8/5/2020(d)	400	428	9.75%, 7/29/2013	305	338
Susser Holdings LLC / Susser Finance Corp			Standard Steel LLC/Standard Steel Finance Corp
			12.00%, 5/1/2015(c),(d)	4,500	4,461
8.50%, 5/15/2016	2,410	2,570
	$ 2,998			$ 7,400
Insurance - 5.37%			Leisure Products & Services - 0.89%
AXA SA			Easton-Bell Sports Inc
6.38%, 12/29/2049(d),(e)	5,700	5,358	9.75%, 12/1/2016	1,910	2,091
Catlin Insurance Co Ltd			Sabre Holdings Corp
7.25%, 12/31/2049(d)	6,450	5,499	8.35%, 3/15/2016(e)	3,500	3,675
			Travelport LLC
			11.88%, 9/1/2016	1,700	1,836

See accompanying notes

256

Schedule of Investments
Global Diversified Income Fund
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Leisure Products & Services (continued)			Mortgage Backed Securities (continued)
Travelport LLC/Travelport Inc			Bear Stearns Commercial Mortgage Securities
9.00%, 3/1/2016(d)	$ 2,650 $	2,690	8.21%, 2/15/2032(e)	$ 79 $	80
	$ 10,292		Citigroup Commercial Mortgage Trust
Lodging - 1.39%			5.32%, 12/17/2049(d)	746	720
Boyd Gaming Corp			6.29%, 12/10/2049(e)	300	332
6.75%, 4/15/2014	3,200	3,096	Citigroup/Deutsche Bank Commercial Mortgage
Harrah's Operating Co Inc			Trust
10.00%, 12/15/2018	5,100	4,425	0.35%, 11/15/2044(d)	68,328	500
12.75%, 4/15/2018(d)	1,000	990	5.89%, 11/15/2044	2,493	2,693
MGM Resorts International			Commercial Mortgage Loan Trust
11.38%, 3/1/2018	2,000	2,075	6.21%, 9/10/2017(e)	705	753
Wyndham Worldwide Corp			Credit Suisse First Boston Mortgage Securities
7.38%, 3/1/2020	350	388	Corp
Wynn Las Vegas LLC / Wynn Las Vegas Capital			0.28%, 1/15/2037(d),(e)	29,275	738
Corp			4.96%, 1/15/2037(d)	2,000	1,775
7.75%, 8/15/2020(d)	4,600	4,991	Credit Suisse Mortgage Capital Certificates
	$ 15,965		0.13%, 9/15/2040(d)	79,334	522
			5.38%, 11/15/2016(d)	400	418
Machinery - Diversified - 0.18%
Case New Holland Inc			5.73%, 2/15/2039(e)	2,815	2,515
7.88%, 12/1/2017(d)	1,760	1,967	5.85%, 3/15/2039(e)	200	217
CPM Holdings Inc			5.91%, 6/15/2039(e)	375	389
10.63%, 9/1/2014(d)	100	108	GMAC Commercial Mortgage Securities Inc
	$ 2,075		7.84%, 8/16/2033	12	12
Media - 1.29%			Greenwich Capital Commercial Funding Corp
			5.44%, 3/10/2039(e)	3,000	3,207
Cablevision Systems Corp
8.00%, 4/15/2020	2,100	2,323	GS Mortgage Securities Corp II
			5.37%, 8/17/2016(d)	400	403
CCO Holdings LLC / CCO Holdings Capital Corp
8.13%, 4/30/2020(d)	2,000	2,160	JP Morgan Chase Commercial Mortgage Securities
DCP LLC/DCP Corp			Corp
10.75%, 8/15/2015(d)	3,960	4,009	0.70%, 2/15/2051(e)	207,201	2,952
Globo Comunicacao e Participacoes SA			4.99%, 9/12/2037	200	184
6.25%, 12/31/2049(d),(e)	320	330	5.31%, 1/15/2049	803	822
			5.93%, 2/12/2049(e)	300	319
Nielsen Finance LLC / Nielsen Finance Co
0.00%, 8/1/2016(e)	4,900	4,992	LB-UBS Commercial Mortgage Trust
7.75%, 10/15/2018(d)	1,000	1,036	0.36%, 9/15/2037(d),(e)	51,763	579
	$ 14,850		0.73%, 2/17/2040	22,186	322
			5.41%, 9/15/2039(e)	1,490	1,502
Mining - 0.41%			5.86%, 7/15/2040(e)	1,445	1,536
AngloGold Ashanti Holdings PLC			6.08%, 6/15/2038(e)	400	440
5.38%, 4/15/2020	430	459
Gold Fields Orogen Holding BVI Ltd			7.70%, 7/15/2032	350	350
4.88%, 10/7/2020(d)	480	471	Merrill Lynch/Countrywide Commercial Mortgage
Southern Copper Corp			Trust
			0.67%, 9/12/2049(e)	32,160	591
6.75%, 4/16/2040	493	530
Vale Overseas Ltd			5.42%, 8/12/2048	345	253
4.63%, 9/15/2020	714	739	5.64%, 11/12/2016	250	275
5.63%, 9/15/2019	975	1,091	Morgan Stanley Capital I
			5.45%, 10/28/2033(d)	132	126
6.88%, 11/21/2036	809	922
Vedanta Resources PLC			5.63%, 6/12/2012	782	792
9.50%, 7/18/2018	510	548	Morgan Stanley Reremic Trust
			4.97%, 4/15/2040(d)	850	760
	$ 4,760		10.24%, 12/17/2043(c),(d),(e)	1,500	1,552
Miscellaneous Manufacturing - 0.79%			Prudential Mortgage Capital Funding LLC
Amsted Industries Inc			7.50%, 5/10/2034(d),(e)	800	809
8.13%, 3/15/2018(d)	2,000	2,110
			RBSCF Trust
Eastman Kodak Co			4.66%, 4/15/2015(d)	150	156
7.25%, 11/15/2013	3,070	2,974	5.31%, 3/16/2012(d)	1,000	1,004
9.75%, 3/1/2018(d)	1,930	1,913
			6.00%, 7/17/2014(d),(e)	150	149
RBS Global Inc / Rexnord LLC			Wachovia Bank Commercial Mortgage Trust
8.50%, 5/1/2018	2,050	2,153	0.62%, 6/15/2035(d)	24,545	659
	$ 9,150		5.34%, 11/15/2048	1,158	1,120
Mortgage Backed Securities - 3.36%			5.37%, 11/15/2048	200	166
Banc of America Commercial Mortgage Inc				$ 38,657
4.73%, 7/10/2043(e)	1,500	1,387
			Office & Business Equipment - 0.09%
5.17%, 9/10/2047	26	26	Xerox Capital Trust I
5.63%, 4/10/2049	1,000	1,038	8.00%, 2/1/2027	1,000	1,026
5.89%, 7/10/2044	400	438
5.93%, 2/10/2051(e)	1,240	1,330
			Oil & Gas - 2.34%

BCRR Trust			Berry Petroleum Co
5.86%,12/15/2043(d)	2,000	1,746	6.75%, 11/1/2020(f)	1,100	1,136

See accompanying notes

257

Schedule of Investments
Global Diversified Income Fund
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Oil & Gas (continued)			Regional Authority - 0.04%
Carrizo Oil & Gas Inc			Provincia de Buenos Aires/Argentina
8.63%, 10/15/2018(d),(f)	$ 1,140 $	1,154	11.75%, 10/5/2015(d)	$ 150 $	153
Continental Resources Inc/OK			Provincia de Cordoba
7.38%, 10/1/2020(d)	1,500	1,624	12.38%, 8/17/2017(d)	260	272
Denbury Resources Inc				$ 425
8.25%, 2/15/2020	590	658	REITS - 0.05%
Ecopetrol SA			DuPont Fabros Technology LP
7.63%, 7/23/2019	600	738	8.50%, 12/15/2017	550	595
Gazprom Via Gaz Capital SA
7.29%, 8/16/2037(d)	2,525	2,740	Retail - 1.54%
9.25%, 4/23/2019(d)	1,865	2,313	CKE Restaurants Inc
KazMunaiGaz Finance Sub BV			11.38%, 7/15/2018(d)	4,825	5,205
7.00%, 5/5/2020(d)	2,110	2,243	DineEquity Inc
11.75%, 1/23/2015	200	248	9.50%, 10/30/2018(d)	1,350	1,438
Lukoil International Finance BV			El Pollo Loco Inc
7.25%, 11/5/2019(d)	1,050	1,137	11.75%, 12/1/2012	250	255
NAK Naftogaz Ukraine			Games Merger Corp
9.50%, 9/30/2014	300	324	11.00%, 6/1/2018(d)	2,825	3,136
Pemex Project Funding Master Trust			Landry's Restaurants Inc
6.63%, 6/15/2035	415	460	11.63%, 12/1/2015	2,250	2,413
Petrobras International Finance Co			Rite Aid Corp
5.75%, 1/20/2020	1,465	1,639	9.50%, 6/15/2017	6,250	5,312
6.88%, 1/20/2040	402	465		$ 17,759
Petrobras International Finance Co - Pifco			Savings & Loans - 0.16%
7.88%, 3/15/2019	420	531	Sovereign Capital Trust VI
Petroleos de Venezuela SA			7.91%, 6/13/2036	1,900	1,857
5.00%, 10/28/2015	533	318
5.25%, 4/12/2017	1,905	1,124	Semiconductors - 0.23%
Petroleos Mexicanos			Freescale Semiconductor Inc
5.50%, 1/21/2021	1,165	1,267	9.25%, 4/15/2018(d)	2,000	2,140
8.00%, 5/3/2019	692	889	STATS ChipPAC Ltd
Reliance Holdings USA Inc			7.50%, 8/12/2015(d)	455	499
6.25%, 10/19/2040(d)	750	743
				$ 2,639
SandRidge Energy Inc			Software - 0.87%
8.63%, 4/1/2015	3,929	4,017	Aspect Software Inc
8.75%, 1/15/2020(d)	775	806	10.63%, 5/15/2017(d)	5,000	5,294
Zhaikmunai Finance BV			First Data Corp
10.50%, 10/19/2015(d)	340	335
			9.88%, 9/24/2015	300	253
	$ 26,909		10.55%, 9/24/2015	4,800	4,056
Oil & Gas Services - 0.37%			JDA Software Group Inc
Aquilex Holdings LLC/Aquilex Finance Corp			8.00%, 12/15/2014(d)	400	428
11.13%, 12/15/2016	1,840	1,753		$ 10,031
Thermon Industries Inc			Sovereign - 5.26%
9.50%, 5/1/2017(d)	2,350	2,485
			Argentina Bonos
	$ 4,238		7.00%, 10/3/2015	4,065	3,886
Packaging & Containers - 0.07%			Argentina Government International Bond
Graphic Packaging International Inc			8.28%, 12/31/2033	5,287	5,015
7.88%, 10/1/2018	725	767	Banco Nacional de Desenvolvimento Economico e
			Social
Pharmaceuticals - 0.66%			5.50%, 7/12/2020	620	671
BioScrip Inc			6.50%, 6/10/2019	617	713
10.25%, 10/1/2015	4,000	4,230	Brazilian Government International Bond
Elan Finance PLC/Elan Finance Corp			5.63%, 1/7/2041	1,022	1,134
8.88%, 12/1/2013	2,000	2,070	5.88%, 1/15/2019	1,990	2,362
Omnicare Inc			6.00%, 1/17/2017	500	590
6.13%, 6/1/2013	1,000	1,011	7.88%, 3/7/2015	1,070	1,329
7.75%, 6/1/2020	250	261	8.25%, 1/20/2034	400	585
	$ 7,572		10.13%, 5/15/2027	606	998
Pipelines - 0.37%			Colombia Government International Bond
Energy Transfer Equity LP			6.13%, 1/18/2041	554	633
7.50%, 10/15/2020	3,000	3,270	7.38%, 3/18/2019	1,340	1,712
TransCanada PipeLines Ltd			11.75%, 2/25/2020	101	162
6.35%, 5/15/2067(e)	1,000	958	Croatia Government International Bond
	$ 4,228		6.63%, 7/14/2020(d)	650	736
Real Estate - 0.02%			Egypt Government International Bond
Central China Real Estate Ltd			5.75%, 4/29/2020(d)	610	658
12.25%, 10/20/2015(d)	245	257	Hungary Government International Bond
			4.75%, 2/3/2015	430	462
			6.25%, 1/29/2020	480	528

See accompanying notes

258

Schedule of Investments
Global Diversified Income Fund
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's)	Value (000's)
Sovereign (continued)			Telecommunications (continued)
Indonesia Government International Bond			Qtel International Finance Ltd
5.88%, 3/13/2020(d)	$ 370 $	429	4.75%, 2/16/2021(d)	$ 515	$ 510
6.63%, 2/17/2037(d)	505	614	5.00%, 10/19/2025(d)	445	430
6.75%, 3/10/2014	695	789	Sprint Nextel Corp
11.63%, 3/4/2019(d)	750	1,163	6.00%, 12/1/2016	250	250
Mexico Government International Bond			8.38%, 8/15/2017	200	220
5.63%, 1/15/2017	200	231	Telcordia Technologies Inc
5.95%, 3/19/2019	2,601	3,083	11.00%, 5/1/2018(d)	5,950	5,861
6.05%, 1/11/2040	758	872	Telemar Norte Leste SA
6.63%, 3/3/2015	235	277	5.50%, 10/23/2020(d)	1,499	1,508
Panama Government International Bond			Telemovil Finance Co Ltd
5.20%, 1/30/2020	1,050	1,192	8.00%, 10/1/2017(d)	535	556
6.70%, 1/26/2036	339	426	Vimpel Communications Via VIP Finance Ireland
Peruvian Government International Bond			Ltd OJSC
7.13%, 3/30/2019	1,895	2,407	8.38%, 4/30/2013(d)	100	108
8.75%, 11/21/2033	431	659	9.13%, 4/30/2018(d)	2,010	2,276
Philippine Government International Bond			West Corp
4.00%, 1/15/2021	1,869	1,866	8.63%, 10/1/2018(d)	1,150	1,193
6.38%, 1/15/2032	329	381	9.50%, 10/15/2014	767	803
6.38%, 10/23/2034	702	813	11.00%, 10/15/2016	2,575	2,781
6.50%, 1/20/2020	1,045	1,255			$ 33,267
Russian Foreign Bond - Eurobond			Transportation - 0.59%
3.63%, 4/29/2015(d)	1,200	1,227	BNSF Funding Trust I
5.00%, 4/29/2020(d)	2,240	2,332	6.61%, 12/15/2055(e)	1,000	1,025
7.50%, 3/31/2030(d)	4,072	4,866	Kazakhstan Temir Zholy Finance BV
South Africa Government International Bond			6.38%, 10/6/2020(d)	745	778
5.50%, 3/9/2020	735	832	United Maritime Group LLC/United Maritime
6.50%, 6/2/2014	239	275	Group Finance Corp
6.88%, 5/27/2019	500	618	11.75%, 6/15/2015	5,000	4,994
Turkey Government International Bond					$ 6,797
5.63%, 3/30/2021	985	1,101	TOTAL BONDS		$ 665,111
6.88%, 3/17/2036	1,793	2,156		Principal
7.00%, 6/5/2020	1,670	2,071		Amount
7.25%, 3/15/2015	1,200	1,425	CONVERTIBLE BONDS - 0.01%	(000's)	Value (000's)
Venezuela Government International Bond			Agriculture - 0.01%
5.75%, 2/26/2016	874	623	Vector Group Ltd
6.00%, 12/9/2020	885	521	5.75%, 6/15/2026	70	84
7.75%, 10/13/2019	2,090	1,406
8.50%, 10/8/2014	1,037	874	TOTAL CONVERTIBLE BONDS		$ 84
9.25%, 9/15/2027	1,893	1,382
9.38%, 1/13/2034	300	200		Principal
			SENIOR FLOATING RATE INTERESTS -	Amount
	$ 60,540		3.40%	(000's)	Value (000's)
Telecommunications - 2.89%			Automobile Parts & Equipment - 0.11%
America Movil SAB de CV			Federal Mogul Corp, Term Loan C-EXIT
5.00%, 3/30/2020	1,025	1,120	0.00%, 12/27/2015(e),(g)	$ 507	$ 449
5.00%, 3/30/2020	425	465	Federal Mogul Corp, Term Loan EXIT
5.63%, 11/15/2017	858	973	0.00%, 12/27/2013(e),(g)	993	880
6.13%, 3/30/2040	500	553			$ 1,329
6.38%, 3/1/2035	285	322
			Commercial Services - 0.51%
Clearwire Communications LLC/Clearwire			Interactive Data Corporation, Term Loan
Finance Inc			6.75%, 1/29/2017(e)	2,195	2,232
12.00%, 12/1/2015(d)	3,600	3,996
12.00%, 12/1/2015(d)	1,400	1,550	NCO Group Inc, Term Loan
			7.41%, 11/12/2013(e)	1,749	1,687
Cleveland Unlimited Inc
11.50%, 12/15/2010(d),(e)	250	248	Wyle Services Corp, Term Loan B
			7.89%, 3/28/2016(e)	1,995	1,993
Digicel Group Ltd
9.13%, 1/15/2015(d)	1,025	1,042			$ 5,912
10.50%, 4/15/2018(d)	399	439	Diversified Financial Services - 0.20%
Indosat Palapa Co BV			American General Finance Corp, Term Loan
			7.25%, 4/21/2015(e)	2,250	2,268
7.38%, 7/29/2020(d)	565	639
Intelsat Luxembourg SA
11.25%, 2/4/2017	1,220	1,307	Electric - 0.03%
Level 3 Financing Inc			Texas Competitive Electric Holdings LLC, Term
9.25%, 11/1/2014	210	206	Loan B3
			3.76%, 10/10/2014(e)	490	381
10.00%, 2/1/2018	1,500	1,436
MTS International Funding Ltd
8.63%, 6/22/2020(d)	1,915	2,224
Nextel Communications Inc
7.38%, 8/1/2015	250	251

See accompanying notes

259

     Schedule of Investments Global Diversified Income Fund October 31, 2010

	Principal			Maturity
SENIOR FLOATING RATE INTERESTS	Amount			Amount
(continued)	(000's)	Value (000's)	REPURCHASE AGREEMENTS (continued)	(000's) Value (000's)
Food - 0.31%			Banks (continued)
BI-LO LLC, Term Loan			Investment in Joint Trading Account; Deutsche	$ 5,762 $	5,761
9.50%, 5/12/2015(e)	$ 3,559	$ 3,612	Bank Repurchase Agreement; 0.21% dated
			10/29/10 maturing 11/01/10 (collateralized by
Forest Products & Paper - 0.00%			Sovereign Agency Issues; $5,876,789; 0.38%
Reynolds Group Holdings Inc, Term Loan			- 3.75%; dated 12/06/10 - 01/29/15)
2.38%, 8/5/2015(e)	2,800	21	Investment in Joint Trading Account; Morgan	3,942	3,942
			Stanley Repurchase Agreement; 0.20% dated
Lodging - 0.27%			10/29/10 maturing 11/01/10 (collateralized by
Harrah's Operating Co Inc, Term Increment Loan			Sovereign Agency Issues; $4,020,961; 1.88%
B4			- 6.13%; dated 01/09/12 - 02/21/13)
9.50%, 10/31/2016(e)	496	516		$ 22,051
MGM Mirage			TOTAL REPURCHASE AGREEMENTS	$ 22,051
0.00%, 2/21/2014(e),(g)	1,350	1,275	Total Investments	$ 1,110,391
0.00%, 2/14/2021(e),(g)	1,350	1,275	Other Assets in Excess of Liabilities, Net - 3.56%	$ 41,017
		$ 3,066	TOTAL NET ASSETS - 100.00%	$ 1,151,408
Miscellaneous Manufacturing - 0.35%
Clopay Ames True Temper, Term Loan
7.75%, 9/30/2016(e)	1,910	1,922	(a) Non-Income Producing Security
Tomkins PLC, Term Loan B-New 1L			(b) Security is Illiquid
6.66%, 9/21/2016(e)	2,100	2,122	(c)	Market value is determined in accordance with procedures established in
		$ 4,044	good faith by the Board of Directors. At the end of the period, the value of
Pharmaceuticals - 0.31%			these securities totaled $9,702 or 0.84% of net assets.
NBTY Inc, Term Loan			(d)	Security exempt from registration under Rule 144A of the Securities Act of
6.25%, 10/1/2017(e)	1,050	1,063	1933. These securities may be resold in transactions exempt from
Valeant Pharmaceuticals, Term Loan			registration, normally to qualified institutional buyers. Unless otherwise
0.00%, 9/21/2016(e),(g)	610	6	indicated, these securities are not considered illiquid. At the end of the
4.55%, 9/21/2016(e)	2,440	2,464	period, the value of these securities totaled $304,019 or 26.40% of net
		$ 3,533	assets.
Retail - 0.37%			(e)	Variable Rate. Rate shown is in effect at October 31, 2010.
Guitar Center Inc, Term Loan			(f) Security purchased on a when-issued basis.
3.76%, 10/9/2014(e)	3,000	2,704	(g)	This Senior Floating Rate Note will settle after October 31, 2010, at which
Toys R Us Inc, Term Loan			time the interest rate will be determined.
6.00%, 8/17/2016(e)	1,500	1,506
		$ 4,210
Software - 0.57%			Unrealized Appreciation (Depreciation)
Merrill Corp, Term Loan			The net federal income tax unrealized appreciation (depreciation) and federal tax
8.50%, 12/24/2012(e)	1,541	1,477	cost of investments held as of the period end were as follows:
Sophos Inc, Term Loan B
7.75%, 6/15/2016(e)	2,978	2,977	Unrealized Appreciation	$ 68,844
Vertafore Inc, Term Loan			Unrealized Depreciation		(4,894)
6.75%, 7/29/2016(e)	2,095	2,107	Net Unrealized Appreciation (Depreciation)	$ 63,950
		$ 6,561	Cost for federal income tax purposes	$ 1,046,441
Telecommunications - 0.17%			All dollar amounts are shown in thousands (000's)
Telx Group Inc, Term Loan B
8.00%, 6/17/2015(e)	1,995	1,945

Trucking & Leasing - 0.20%
AWAS Aviation Holdings LLC, Term Loan
7.75%, 6/10/2016(e)	2,260	2,307

TOTAL SENIOR FLOATING RATE INTERESTS		$ 39,189
	Maturity
	Amount
REPURCHASE AGREEMENTS - 1.92%	(000's)	Value (000's)
Banks - 1.92%
Investment in Joint Trading Account; Bank of	$ 6,282	$ 6,283
America Repurchase Agreement; 0.22%
dated 10/29/10 maturing 11/01/10
(collateralized by Sovereign Agency Issues;
$6,407,867; 0.00% - 5.25%; dated 05/01/13 -
04/15/42)
Investment in Joint Trading Account; Credit Suisse	6,065	6,065
Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
US Treasury Note; $6,186,095; 1.13%; dated
01/15/12)

See accompanying notes

260

Schedule of Investments
Global Diversified Income Fund
October 31, 2010

Portfolio Summary (unaudited)

Country	Percent
United States	66 .61%
United Kingdom	3 .40%
France	3 .09%
Luxembourg	1 .74%
Jersey, Channel Islands	1 .72%
Bermuda	1 .59%
Netherlands	1 .49%
Australia	1 .16%
Canada	1 .14%
Brazil	1 .14%
Ireland	1 .09%
Germany	1 .03%
Mexico	1 .02%
Hong Kong	1 .01%
Cayman Islands	0 .99%
Japan	0 .88%
Argentina	0 .82%
Russian Federation	0 .73%
Turkey	0 .61%
Spain	0 .57%
Venezuela	0 .57%
Singapore	0 .57%
Philippines	0 .44%
Peru	0 .37%
Indonesia	0 .32%
Colombia	0 .29%
China	0 .27%
Switzerland	0 .25%
Finland	0 .17%
Sweden	0 .16%
Italy	0 .16%
Panama	0 .14%
South Africa	0 .14%
India	0 .13%
Hungary	0 .09%
Norway	0 .07%
Kazakhstan	0 .07%
Egypt	0 .06%
Croatia	0 .06%
El Salvador	0 .05%
Israel	0 .04%
Thailand	0 .04%
Virgin Islands, British	0 .04%
Denmark	0 .04%
Isle of Man	0 .04%
Ukraine	0 .03%
Other Assets in Excess of Liabilities, Net	3 .56%
TOTAL NET ASSETS	100.00%

See accompanying notes

261

Schedule of Investments
Global Real Estate Securities Fund
October 31, 2010

COMMON STOCKS - 96.86%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Commercial Services - 0.81%			REITS (continued)
Corrections Corp of America (a)	5,776 $	148	Fortune Real Estate Investment Trust	237,000 $	122
			Frasers Commercial Trust	904,000	112
Holding Companies - Diversified - 0.97%			Gecina SA	975	119
Wharf Holdings Ltd	27,000	177	General Growth Properties Inc	8,902	150
			Goodman Group	281,665	174
Lodging - 0.77%			Great Portland Estates PLC	30,924	171
Starwood Hotels & Resorts Worldwide Inc	2,575	140	Hammerson PLC	28,710	193
			Hersha Hospitality Trust	19,577	119
Real Estate - 31.20%			Highwoods Properties Inc	3,150	104
Agile Property Holdings Ltd	100,000	131	Host Hotels & Resorts Inc	11,152	177
Allgreen Properties Ltd	156,000	143	Japan Logistics Fund Inc	12	99
Atrium European Real Estate Ltd	10,006	59	Klepierre	4,582	178
Brookfield Properties Corp	12,200	211	Land Securities Group PLC	28,253	306
Capital & Counties Properties PLC	30,433	73	LaSalle Hotel Properties	3,426	81
CapitaLand Ltd	104,868	315	Link REIT/The	23,000	71
CapitaMalls Asia Ltd	93,000	154	LTC Properties Inc	4,500	125
CB Richard Ellis Group Inc (a)	5,328	98	Mapletree Logistics Trust	176,539	123
China Overseas Land & Investment Ltd	50,000	105	Mid-America Apartment Communities Inc	2,051	125
China Resources Land Ltd	101,000	199	Northern Property Real Estate Investment Trust	3,425	91
Citycon OYJ	24,459	109	ProLogis	18,200	248
Deutsche Euroshop AG	3,918	149	PS Business Parks Inc	1,447	86
Fabege AB	8,672	91	Public Storage Inc	1,204	119
FKP Property Group	122,314	113	Ramco-Gershenson Properties Trust	5,914	69
Global Logistic Properties Ltd (a)	94,076	169	RioCan Real Estate Investment Trust	2,000	45
Great Eagle Holdings Ltd	42,000	126	Saul Centers Inc	2,500	107
Hang Lung Properties Ltd	22,000	108	Shaftesbury PLC	14,295	102
Henderson Land Development Co Ltd	40,200	286	Simon Property Group Inc	7,418	712
Henderson Land Development Co Ltd - Warrants	2,240	1	SL Green Realty Corp	4,846	318
(a)			Societe de la Tour Eiffel	1,147	96
Hongkong Land Holdings Ltd	22,000	152	Stockland	31,882	118
Hufvudstaden AB	5,829	65	Tanger Factory Outlet Centers	4,082	196
Jones Lang LaSalle Inc	1,437	112	Tishman Speyer Office Fund (a)	307,578	121
Mitsubishi Estate Co Ltd	29,877	524	Unibail-Rodamco SE	2,375	495
Mitsui Fudosan Co Ltd	25,193	476	United Urban Investment Corp	39	268
New World Development Ltd	128,700	254	Ventas Inc	4,346	233
PSP Swiss Property AG (a)	2,292	176	Vornado Realty Trust	2,964	259
Renhe Commercial Holdings Co Ltd	468,000	89	Westfield Group	48,156	584
Shimao Property Holdings Ltd	85,500	141	Workspace Group PLC	108,492	41
Sponda OYJ	30,704	155		$ 11,485
Sumitomo Realty & Development Co Ltd	7,947	173	TOTAL COMMON STOCKS	$ 17,628
Sun Hung Kai Properties Ltd	42,087	721	Total Investments	$ 17,628
	$ 5,678		Other Assets in Excess of Liabilities, Net - 3.14%	$ 572
REITS - 63.11%			TOTAL NET ASSETS - 100.00%	$ 18,200
Apartment Investment & Management Co	10,700	249
AvalonBay Communities Inc	2,912	310
Boardwalk Real Estate Investment Trust	2,600	109	(a) Non-Income Producing Security
Boston Properties Inc	5,344	461	(b)	Market value is determined in accordance with procedures established in
British Land Co PLC	13,159	108	good faith by the Board of Directors. At the end of the period, the value of
Cambridge Industrial Trust	410,000	173	these securities totaled $0 or 0.00% of net assets.
Cambridge Industrial Trust - Rights (a),(b)	10,520	—
Canadian Real Estate Investment Trust	3,600	113
CapitaMall Trust	21,000	32
CapitaMalls Malaysia Trust (a)	259,519	90	Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax
CapLease Inc	19,845	116	cost of investments held as of the period end were as follows:
CFS Retail Property Trust	94,749	173
Champion REIT	211,000	116	Unrealized Appreciation	$ 721
Charter Hall Office REIT	48,590	125	Unrealized Depreciation		(80)
Colonial Properties Trust	4,694	84	Net Unrealized Appreciation (Depreciation)	$ 641
Corio NV	1,464	108	Cost for federal income tax purposes	$ 16,987
Digital Realty Trust Inc	3,665	219	All dollar amounts are shown in thousands (000's)
Douglas Emmett Inc	6,634	119
Dundee Real Estate Investment Trust	7,200	206
DuPont Fabros Technology Inc	5,341	134
Education Realty Trust Inc	15,035	113
Entertainment Properties Trust	4,700	217
Equity Lifestyle Properties Inc	4,203	239
Equity Residential	9,686	471
Essex Property Trust Inc	1,920	217
Eurocommercial Properties NV	1,631	80
Federal Realty Investment Trust	3,003	246
Fonciere Des Regions - Warrants (a)	5	—

See accompanying notes

262

Schedule of Investments
Global Real Estate Securities Fund
October 31, 2010

Portfolio Summary (unaudited)
Country		Percent
United States		38 .04%
Hong Kong		12 .72%
Japan		8 .45%
Australia		7 .73%
Singapore		7 .39%
United Kingdom		5 .46%
France		4 .87%
Canada		4 .26%
China		1 .99%
Finland		1 .45%
Netherlands		1 .03%
Switzerland		0 .97%
Sweden		0 .86%
Germany		0 .82%
Malaysia		0 .50%
Jersey, Channel Islands		0 .32%
Other Assets in Excess of Liabilities, Net		3 .14%
TOTAL NET ASSETS		100.00%

Foreign Currency Contracts

Foreign Currency Purchase						Net Unrealized
Contracts	Counterparty	Delivery Date Contracts to Accept In Exchange For			Value	Appreciation/(Depreciation)
Australian Dollar	State Street Financial Global	11/15/2010	1,081,713 $	1,065	$ 1,058	$ (7)
	Markets
British Pound	State Street Financial Global	11/15/2010	15,267	24	24	—
	Markets
Canadian Dollar	State Street Financial Global	11/15/2010	16,079	16	16	—
	Markets
Euro	State Street Financial Global	11/15/2010	46,585	65	65	—
	Markets
Hong Kong Dollar	State Street Financial Global	11/15/2010	1,704,873	220	220	—
	Markets
Japanese Yen	State Street Financial Global	11/15/2010	12,945,173	159	161	2
	Markets
New Israeli Sheqel	State Street Financial Global	11/15/2010	54,681	15	15	—
	Markets
New Zealand Dollar	State Street Financial Global	11/15/2010	13,015	10	10	—
	Markets
Norwegian Krone	State Street Financial Global	11/15/2010	87,940	15	15	—
	Markets
Singapore Dollar	State Street Financial Global	11/15/2010	691,881	532	534	2
	Markets
Swedish Krona	State Street Financial Global	11/15/2010	265,460	40	40	—
	Markets
Swiss Franc	State Street Financial Global	11/15/2010	6,550	7	7	—
	Markets

Foreign Currency Sale						Net Unrealized
Contracts	Counterparty	Delivery Date Contracts to Deliver In Exchange For			Value	Appreciation/(Depreciation)
Australian Dollar	State Street Financial Global	11/15/2010	1,087,631 $	1,069	$ 1,064	$ 5
	Markets
British Pound	State Street Financial Global	11/15/2010	25,084	39	40	(1)
	Markets
Euro	State Street Financial Global	11/15/2010	80,529	112	112	—
	Markets
Hong Kong Dollar	State Street Financial Global	11/15/2010	1,965,305	253	254	(1)
	Markets
Japanese Yen	State Street Financial Global	11/15/2010	928,511	11	11	—
	Markets
Malaysian Ringgit	State Street Financial Global	11/15/2010	174,440	56	56	—
	Markets
New Zealand Dollar	State Street Financial Global	11/15/2010	184	—	—	—
	Markets
Philippine Peso	State Street Financial Global	11/15/2010	45,515	1	1	—
	Markets
Singapore Dollar	State Street Financial Global	11/15/2010	906,351	697	700	(3)
	Markets

See accompanying notes

263

Schedule of Investments
Global Real Estate Securities Fund
October 31, 2010

Foreign Currency Contracts (continued)

Foreign Currency Sale						Net Unrealized
Contracts	Counterparty	Delivery Date Contracts to Deliver In Exchange For			Value	Appreciation/(Depreciation)
Swedish Krona	State Street Financial Global	11/15/2010	52,256 $	8	$ 8	$ —
	Markets

All dollar amounts are shown in thousands (000's)

See accompanying notes

264

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS - 32.19%	(000's)	Value (000's)	BONDS (continued)	(000's)	Value (000's)
Banks - 0.16%			Mortgage Backed Securities (continued)
Goldman Sachs Group Inc/The			Ginnie Mae
3.25%, 6/15/2012	$ 2,600	$ 2,720	3.00%, 9/16/2039	$ 10,010	$ 10,412
			3.89%, 7/16/2026	1,259	1,301
Finance - Mortgage Loan/Banker - 1.70%			4.00%, 11/16/2038	7,383	7,992
Fannie Mae			4.50%, 4/16/2040	10,000	10,850
5.00%, 5/11/2017	3,000	3,550	5.08%, 1/16/2030(a)	1,080	1,141
6.21%, 8/6/2038	1,250	1,609	JP Morgan Chase Commercial Mortgage Securities
6.63%, 11/15/2030	17,500	23,411	Corp
		$ 28,570	5.27%, 2/12/2012	6,233	6,330
Home Equity Asset Backed Securities - 0.19%			LF Rothschild Mortgage Trust
Asset Backed Securities Corp Home Equity			9.95%, 9/1/2017	23	27
0.36%, 7/25/2036(a)	893	870	MASTR Alternative Loans Trust
Morgan Stanley Home Equity Loan Trust			5.50%, 1/25/2020	12,896	13,329
0.43%, 2/25/2036(a)	2,460	2,335	Morgan Stanley Reremic Trust
		$ 3,205	5.50%, 10/26/2035(b)	7,016	7,372
Mortgage Backed Securities - 29.97%			RBSSP Resecuritization Trust
Banc of America Commercial Mortgage Inc			6.00%, 7/26/2037(b),(c)	9,992	10,217
4.59%, 7/10/2043	6,885	7,201	Structured Asset Securities Corp
BCAP LLC Trust			5.50%, 12/25/2033	3,191	3,189
5.25%, 3/26/2037(a),(b)	5,773	5,921	6.00%, 4/25/2033	19,766	20,763
Chase Mortgage Finance Corp			Wachovia Bank Commercial Mortgage Trust
6.00%, 5/25/2035	20,042	18,776	4.70%, 5/15/2044	8,000	8,648
Citigroup Mortgage Loan Trust Inc			5.12%, 7/15/2042	13,920	15,336
4.25%, 1/25/2036(b),(c)	9,340	9,399	Wells Fargo Mortgage Backed Securities Trust
4.34%, 11/25/2035(b),(c)	6,967	6,914	5.50%, 11/25/2035	6,456	6,290
4.75%, 5/25/2035(b)	10,493	10,794	5.50%, 11/25/2035	10,027	10,468
5.25%, 8/25/2036(b),(c)	11,432	11,775	6.00%, 4/25/2037	21,000	18,315
6.13%, 7/25/2036(b),(c)	7,500	7,500	6.00%, 12/28/2037(a)	17,664	18,325
Countrywide Home Loan Mortgage Pass Through					$ 504,567
Trust			Other Asset Backed Securities - 0.17%
5.25%, 5/25/2034	8,821	8,689	Saxon Asset Securities Trust
Credit Suisse First Boston Mortgage Securities			0.42%, 3/25/2036(a)	3,017	2,817
Corp
5.75%, 4/25/2033	4,078	4,177	Student Loan Asset Backed Securities - 0.00%
6.00%, 12/25/2033	5,522	5,806	SLM Student Loan Trust
Credit Suisse Mortgage Capital Certificates			0.48%, 9/17/2018(a)	83	83
4.00%, 3/25/2037(c)	12,956	12,932
Fannie Mae			TOTAL BONDS		$ 541,962
0.88%, 4/25/2027(a)	45	45		Principal
4.50%, 10/25/2036	15,000	16,307	U.S. GOVERNMENT & GOVERNMENT	Amount
4.50%, 7/25/2040	11,558	12,552	AGENCY OBLIGATIONS - 67.19%	(000's)	Value (000's)
4.50%, 8/25/2040	14,000	15,196	Federal Home Loan Mortgage Corporation (FHLMC) - 27.89%
5.00%, 8/25/2026	560	563	3.25%, 9/1/2033(a),(d)	$ 6	$ 6
5.00%, 2/25/2027	195	—	3.35%, 10/1/2032(a),(d)	6	6
5.00%, 12/25/2039	4,536	4,974	3.50%, 11/1/2025(d),(e)	13,500	13,964
5.00%, 4/25/2040	14,972	16,373	4.00%, 6/1/2024(d)	8,524	8,926
5.00%, 4/25/2040	11,757	12,891	4.00%, 3/1/2025(d)	4,758	4,991
5.00%, 4/25/2040	5,262	5,743	4.00%, 8/1/2039(d)	9,714	10,008
5.00%, 5/25/2040	10,000	10,957	4.00%, 11/1/2040(d),(e)	8,000	8,234
5.50%, 12/25/2035(a)	21,990	24,340	4.50%, 4/1/2018(d)	3,383	3,606
6.50%, 2/25/2047	1,996	2,232	4.50%, 7/1/2019(d)	8,627	9,191
7.00%, 4/25/2032	4,664	5,351	4.50%, 8/1/2033(d)	3,129	3,308
9.00%, 5/25/2020	51	63	4.50%, 8/1/2033(d)	2,748	2,905
Fannie Mae Interest Strip			4.50%, 5/1/2039(d)	14,017	14,763
7.00%, 4/1/2024	210	41	4.50%, 6/1/2039(d)	19,036	20,108
Federal Home Loan Banks			4.50%, 9/1/2039(d)	18,870	19,780
5.46%, 11/27/2015	1,918	2,091	4.50%, 11/1/2039(d)	13,616	14,272
Freddie Mac			4.50%, 12/1/2039(d)	18,570	19,465
1.21%, 2/15/2021(a)	26	26	4.50%, 8/1/2040(d)	15,437	16,181
4.50%, 3/15/2038	19,117	20,319	5.00%, 1/1/2019(d)	826	887
4.50%, 3/15/2040	10,000	10,879	5.00%, 10/1/2025(d)	669	711
4.50%, 5/15/2040	5,000	5,388	5.00%, 12/1/2032(d)	613	656
5.00%, 9/15/2027	3,386	17	5.00%, 2/1/2033(d)	5,029	5,384
5.00%, 3/15/2040	10,393	11,442	5.00%, 6/1/2033(d)	4,918	5,265
5.50%, 9/15/2031(a)	1,375	1,437	5.00%, 8/1/2033(d)	8,267	8,851
5.50%, 1/15/2033	5,216	5,763	5.00%, 8/1/2033(d)	8,532	9,121
5.50%, 4/15/2033(a)	15,000	16,215	5.00%, 1/1/2034(d)	4,526	4,838
5.50%, 12/15/2033	21,000	22,890	5.00%, 5/1/2034(d)	8,104	8,663
6.50%, 8/15/2027	248	283	5.00%, 5/1/2034(d)	969	1,035

See accompanying notes

265

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2010

	Principal			Principal
U.S. GOVERNMENT & GOVERNMENT	Amount		U.S. GOVERNMENT & GOVERNMENT	Amount
AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)			Federal Home Loan Mortgage Corporation (FHLMC) (continued)
5.00%, 12/1/2034(d)	$ 298	$ 319	6.50%, 4/1/2011(d)	$ 1	$ 1
5.00%, 5/1/2035(d)	818	873	6.50%, 4/1/2011(d)	3	3
5.00%, 7/1/2035(d)	13,457	14,364	6.50%, 11/1/2016(d)	332	364
5.00%, 7/1/2035(d)	445	477	6.50%, 6/1/2017(d)	122	134
5.00%, 7/1/2035(d)	39	42	6.50%, 12/1/2021(d)	1,249	1,392
5.00%, 10/1/2035(d)	82	87	6.50%, 4/1/2022(d)	1,270	1,416
5.00%, 11/1/2035(d)	3,537	3,786	6.50%, 5/1/2022(d)	695	774
5.00%, 10/1/2038(d)	13,381	14,141	6.50%, 8/1/2022(d)	221	247
5.00%, 6/1/2039(d)	15,055	16,098	6.50%, 5/1/2023(d)	131	145
5.00%, 9/1/2039(d)	17,591	18,832	6.50%, 7/1/2023(d)	12	13
5.00%, 1/1/2040(d)	18,493	19,624	6.50%, 1/1/2024(d)	29	32
5.50%, 4/1/2018(d)	360	389	6.50%, 7/1/2025(d)	3	4
5.50%, 11/1/2018(d)	3,800	4,131	6.50%, 7/1/2025(d)	3	3
5.50%, 1/1/2029(d)	12	13	6.50%, 9/1/2025(d)	1	1
5.50%, 3/1/2029(d)	10	11	6.50%, 9/1/2025(d)	4	4
5.50%, 11/1/2032(d)	2,859	3,097	6.50%, 10/1/2025(d)	12	13
5.50%, 5/1/2033(d)	203	219	6.50%, 10/1/2025(d)	12	13
5.50%, 8/1/2033(d)	5,321	5,774	6.50%, 4/1/2027(d)	5	6
5.50%, 10/1/2033(d)	109	118	6.50%, 2/1/2028(d)	1	1
5.50%, 12/1/2033(d)	7,542	8,164	6.50%, 3/1/2029(d)	30	34
5.50%, 12/1/2033(d)	2,988	3,234	6.50%, 3/1/2029(d)	232	262
5.50%, 1/1/2034(d)	6,986	7,553	6.50%, 4/1/2029(d)	2,562	2,874
5.50%, 9/1/2035(d)	12,773	13,786	6.50%, 4/1/2031(d)	1,043	1,174
5.50%, 10/1/2035(d)	14,371	15,519	6.50%, 6/1/2031(d)	2	2
5.50%, 6/1/2037(a),(d)	949	1,012	6.50%, 10/1/2031(d)	333	375
5.50%, 7/1/2037(d)	378	406	6.50%, 1/1/2032(d)	2,625	2,960
5.50%, 4/1/2038(d)	327	353	6.50%, 2/1/2032(d)	10	12
5.50%, 5/1/2038(d)	713	769	6.50%, 2/1/2032(d)	59	67
5.59%, 6/1/2037(a),(d)	580	617	6.50%, 4/1/2032(d)	48	54
5.78%, 11/1/2036(a),(d)	157	166	6.50%, 8/1/2032(d)	149	167
5.92%, 3/1/2036(a),(d)	254	263	6.50%, 8/1/2032(d)	64	72
6.00%, 4/1/2017(d)	777	840	6.50%, 4/1/2035(d)	39	44
6.00%, 4/1/2017(d)	633	689	6.50%, 2/1/2037(d)	149	165
6.00%, 5/1/2017(d)	829	897	6.50%, 12/1/2037(d)	583	648
6.00%, 7/1/2017(d)	48	53	7.00%, 7/1/2024(d)	14	16
6.00%, 1/1/2021(d)	207	227	7.00%, 1/1/2028(d)	1,300	1,480
6.00%, 6/1/2028(d)	49	55	7.00%, 6/1/2029(d)	529	600
6.00%, 5/1/2031(d)	525	584	7.00%, 1/1/2031(d)	7	8
6.00%, 10/1/2031(d)	22	25	7.00%, 3/1/2031(d)	184	209
6.00%, 2/1/2032(d)	60	67	7.00%, 4/1/2031(d)	320	363
6.00%, 9/1/2032(d)	918	1,018	7.00%, 6/1/2031(d)	76	86
6.00%, 11/1/2033(d)	2,764	3,076	7.00%, 10/1/2031(d)	221	252
6.00%, 11/1/2033(d)	3,527	3,922	7.00%, 4/1/2032(d)	766	866
6.00%, 12/1/2033(d)	2,600	2,884	7.00%, 7/1/2036(d)	6,400	7,142
6.00%, 5/1/2034(d)	6,633	7,303	7.00%, 1/1/2037(d)	1,358	1,516
6.00%, 5/1/2034(d)	5,775	6,264	7.50%, 3/1/2013(d)	192	193
6.00%, 9/1/2034(d)	553	608	7.50%, 12/1/2030(d)	9	10
6.00%, 1/1/2035(d)	7,596	8,229	7.50%, 2/1/2031(d)	9	10
6.00%, 2/1/2035(d)	5,201	5,726	7.50%, 2/1/2031(d)	135	154
6.00%, 2/1/2035(d)	399	440	7.50%, 4/1/2032(d)	141	161
6.00%, 8/1/2036(d)	1,761	1,924	8.00%, 8/1/2030(d)	2	3
6.00%, 10/1/2036(a),(d)	484	529	8.00%, 11/1/2030(d)	2	3
6.00%, 3/1/2037(d)	1,007	1,104	8.00%, 12/1/2030(d)	43	49
6.00%, 3/1/2037(d)	10,053	10,958	8.50%, 4/1/2019(d)	11	12
6.00%, 4/1/2037(d)	2,695	2,973	8.50%, 7/1/2029(d)	208	242
6.00%, 5/1/2037(d)	878	972	9.00%, 9/1/2016(d)	3	3
6.00%, 1/1/2038(d)	2,371	2,610	9.00%, 5/1/2017(d)	1	1
6.00%, 1/1/2038(a),(d)	306	334	9.00%, 5/1/2021(d)	3	3
6.00%, 3/1/2038(d)	480	521	9.00%, 9/1/2021(d)	2	3
6.00%, 4/1/2038(d)	1,116	1,219	9.00%, 1/1/2022(d)	3	4
6.00%, 6/1/2038(d)	1,657	1,827	9.00%, 8/1/2022(d)	1	1
6.00%, 7/1/2038(d)	2,626	2,857	9.50%, 4/1/2017(d)	12	12
6.00%, 10/1/2038(d)	1,605	1,751			$ 469,432
6.41%, 7/1/2036(a),(d)	645	682	Federal National Mortgage Association (FNMA) - 28.39%
6.50%, 2/1/2011(d)	1	1	2.46%, 7/1/2035(a),(d)	454	476
6.50%, 3/1/2011(d)	4	4	2.72%, 3/1/2028(a),(d)	19	20
6.50%, 3/1/2011(d)	6	6	3.00%, 11/1/2033(a),(d)	13	13
6.50%, 3/1/2011(d)	1	1	3.50%, 11/1/2025(d),(e)	10,200	10,555
6.50%, 3/1/2011(d)	11	12	4.00%, 5/1/2025(d)	12,535	13,163

See accompanying notes

266

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2010

	Principal			Principal
U.S. GOVERNMENT & GOVERNMENT	Amount		U.S. GOVERNMENT & GOVERNMENT	Amount
AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)
Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
4.00%, 5/1/2039(d)	$ 13,320	$ 13,745	5.50%, 9/1/2038(d)	$ 2,025	$ 2,192
4.00%, 8/1/2039(d)	15,399	15,891	5.50%, 11/1/2038(d)	1,498	1,609
4.00%, 9/1/2040(d)	9,980	10,299	5.78%, 5/1/2037(a),(d)	1,470	1,565
4.50%, 12/1/2019(d)	362	387	5.97%, 10/1/2036(a),(d)	2,352	2,514
4.50%, 1/1/2020(d)	1,228	1,313	6.00%, 12/1/2016(d)	722	785
4.50%, 7/1/2039(d)	14,279	15,083	6.00%, 1/1/2017(d)	37	40
4.50%, 7/1/2039(d)	6,607	6,979	6.00%, 4/1/2017(d)	71	78
4.50%, 3/1/2040(d)	14,787	15,416	6.00%, 8/1/2017(d)	1,718	1,869
4.50%, 5/1/2040(d)	22,603	23,749	6.00%, 8/1/2018(d)	789	855
4.50%, 8/1/2040(d)	14,817	15,568	6.00%, 12/1/2022(d)	107	116
4.50%, 9/1/2040(d)	14,886	15,640	6.00%, 3/1/2029(d)	291	324
5.00%, 1/1/2018(d)	316	340	6.00%, 8/1/2031(d)	1,557	1,732
5.00%, 6/1/2018(d)	7,704	8,271	6.00%, 12/1/2031(d)	20	22
5.00%, 11/1/2018(d)	1,253	1,347	6.00%, 12/1/2031(d)	37	41
5.00%, 4/1/2019(d)	295	317	6.00%, 1/1/2032(d)	971	1,073
5.00%, 6/1/2025(d)	13,436	14,326	6.00%, 11/1/2032(d)	71	79
5.00%, 1/1/2026(d)	894	957	6.00%, 4/1/2033(d)	540	602
5.00%, 6/1/2034(d)	8,535	9,124	6.00%, 1/1/2034(d)	4,252	4,715
5.00%, 4/1/2035(d)	792	855	6.00%, 2/1/2034(d)	546	604
5.00%, 5/1/2035(d)	889	950	6.00%, 3/1/2034(d)	2,268	2,499
5.00%, 7/1/2035(d)	310	331	6.00%, 9/1/2034(d)	5,767	6,258
5.00%, 7/1/2035(d)	2,322	2,481	6.00%, 9/1/2036(d)	816	896
5.00%, 8/1/2035(d)	398	425	6.00%, 4/1/2037(d)	11,847	13,020
5.00%, 6/1/2037(d)	5,688	6,063	6.00%, 7/1/2037(d)	5,810	6,318
5.00%, 4/1/2039(d)	16,103	17,256	6.00%, 11/1/2037(d)	1,474	1,614
5.00%, 1/1/2040(d)	11,332	12,064	6.00%, 2/1/2038(d)	897	982
5.00%, 4/1/2040(d)	14,152	15,050	6.00%, 2/1/2038(a),(d)	1,023	1,120
5.00%, 6/1/2040(d)	5,850	6,221	6.00%, 3/1/2038(d)	328	360
5.00%, 6/1/2040(d)	7,225	7,683	6.00%, 4/1/2038(d)	1,075	1,168
5.04%, 12/1/2033(a),(d)	417	443	6.00%, 5/1/2038(d)	14,705	16,101
5.46%, 11/1/2035(a),(d)	348	371	6.00%, 7/1/2038(d)	1,772	1,958
5.50%, 9/1/2017(d)	224	244	6.00%, 8/1/2038(d)	5,978	6,545
5.50%, 9/1/2017(d)	57	62	6.50%, 6/1/2016(d)	17	19
5.50%, 12/1/2017(d)	2,203	2,393	6.50%, 9/1/2024(d)	1,010	1,119
5.50%, 3/1/2018(d)	253	275	6.50%, 8/1/2028(d)	182	206
5.50%, 5/1/2018(d)	4,407	4,799	6.50%, 9/1/2028(d)	61	70
5.50%, 6/1/2019(d)	45	49	6.50%, 11/1/2028(d)	126	143
5.50%, 6/1/2019(d)	73	79	6.50%, 12/1/2028(d)	102	116
5.50%, 7/1/2019(d)	57	62	6.50%, 1/1/2029(d)	48	55
5.50%, 7/1/2019(d)	34	37	6.50%, 2/1/2029(d)	66	75
5.50%, 7/1/2019(d)	107	116	6.50%, 3/1/2029(d)	164	186
5.50%, 7/1/2019(d)	186	202	6.50%, 4/1/2029(d)	372	420
5.50%, 7/1/2019(d)	136	148	6.50%, 6/1/2031(d)	83	94
5.50%, 8/1/2019(d)	43	47	6.50%, 6/1/2031(d)	198	224
5.50%, 8/1/2019(d)	285	310	6.50%, 6/1/2031(d)	558	614
5.50%, 9/1/2019(d)	262	285	6.50%, 9/1/2031(d)	26	30
5.50%, 6/1/2026(d)	766	826	6.50%, 12/1/2031(d)	7	7
5.50%, 2/1/2033(d)	4,877	5,310	6.50%, 1/1/2032(d)	287	325
5.50%, 3/1/2033(d)	3,564	3,865	6.50%, 3/1/2032(d)	390	441
5.50%, 5/1/2033(d)	424	460	6.50%, 3/1/2032(d)	888	1,002
5.50%, 5/1/2033(d)	5,194	5,644	6.50%, 4/1/2032(d)	49	55
5.50%, 5/1/2033(d)	3,279	3,562	6.50%, 4/1/2032(d)	1,167	1,317
5.50%, 7/1/2033(d)	3,195	3,464	6.50%, 8/1/2032(d)	533	602
5.50%, 9/1/2033(d)	1,946	2,110	6.50%, 11/1/2032(d)	446	505
5.50%, 2/1/2034(d)	3,374	3,668	6.50%, 11/1/2032(d)	740	837
5.50%, 2/1/2034(d)	14,447	15,531	6.50%, 11/1/2032(d)	176	199
5.50%, 3/1/2034(d)	3,319	3,598	6.50%, 12/1/2032(d)	1,127	1,272
5.50%, 4/1/2034(d)	2,959	3,202	6.50%, 2/1/2033(d)	810	914
5.50%, 9/1/2034(d)	2,758	2,985	6.50%, 7/1/2034(d)	1,307	1,473
5.50%, 1/1/2035(d)	8,318	9,002	6.50%, 7/1/2034(d)	2,069	2,331
5.50%, 2/1/2035(d)	9,414	10,188	6.50%, 2/1/2036(d)	6,740	7,429
5.50%, 7/1/2035(d)	2,454	2,651	6.50%, 4/1/2036(d)	69	77
5.50%, 9/1/2035(d)	1,245	1,354	6.50%, 5/1/2036(d)	8,585	9,588
5.50%, 2/1/2037(d)	78	84	6.50%, 8/1/2036(d)	1,039	1,156
5.50%, 6/1/2037(d)	1,362	1,474	6.50%, 8/1/2036(d)	436	487
5.50%, 3/1/2038(d)	1,507	1,647	6.50%, 10/1/2036(d)	280	314
5.50%, 3/1/2038(d)	3,172	3,433	6.50%, 11/1/2036(d)	301	338
5.50%, 5/1/2038(d)	1,470	1,599	6.50%, 7/1/2037(d)	130	146
5.50%, 6/1/2038(d)	766	828	6.50%, 7/1/2037(d)	184	207

See accompanying notes

267

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2010

	Principal			Principal
U.S. GOVERNMENT & GOVERNMENT	Amount		U.S. GOVERNMENT & GOVERNMENT	Amount
AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)
Federal National Mortgage Association (FNMA) (continued)			Government National Mortgage Association (GNMA) (continued)
6.50%, 8/1/2037(d)	$ 487	$ 538	6.00%, 5/20/2032(a)	$ 1,128	$ 1,249
6.50%, 10/1/2037(d)	580	641	6.00%, 8/15/2032	203	225
6.50%, 1/1/2038(d)	66	73	6.00%, 9/15/2032	351	389
6.50%, 2/1/2038(d)	122	136	6.00%, 2/15/2033	62	68
6.50%, 3/1/2038(d)	100	112	6.00%, 7/20/2033	3,745	4,158
6.50%, 5/1/2038(d)	61	68	6.00%, 8/15/2034	5,742	6,352
7.00%, 5/1/2011(d)	1	2	6.00%, 8/15/2038	1,261	1,404
7.00%, 3/1/2012(d)	1	1	6.50%, 9/15/2023	61	69
7.00%, 5/1/2022(d)	60	69	6.50%, 9/15/2023	53	60
7.00%, 8/1/2028(d)	210	243	6.50%, 9/15/2023	27	30
7.00%, 12/1/2028(d)	177	205	6.50%, 9/15/2023	35	40
7.00%, 4/1/2029(d)	99	113	6.50%, 10/15/2023	48	54
7.00%, 7/1/2029(d)	190	220	6.50%, 11/15/2023	11	12
7.00%, 11/1/2031(d)	1,181	1,354	6.50%, 12/15/2023	101	114
7.00%, 7/1/2032(d)	362	414	6.50%, 12/15/2023	74	83
7.50%, 12/1/2024(d)	342	397	6.50%, 12/15/2023	49	55
7.50%, 7/1/2029(d)	146	167	6.50%, 12/15/2023	26	29
7.50%, 2/1/2030(d)	114	131	6.50%, 1/15/2024	39	45
7.50%, 1/1/2031(d)	6	7	6.50%, 1/15/2024	26	30
7.50%, 5/1/2031(d)	7	8	6.50%, 1/15/2024	71	80
7.50%, 8/1/2032(d)	63	72	6.50%, 1/15/2024	22	25
8.00%, 5/1/2022(d)	15	17	6.50%, 1/15/2024	49	55
8.00%, 9/1/2024(d)	1	1	6.50%, 1/15/2024	22	25
8.00%, 1/1/2025(d)	1	1	6.50%, 1/15/2024	17	19
8.00%, 1/1/2025(d)	2	2	6.50%, 1/15/2024	55	62
8.50%, 2/1/2023(d)	5	5	6.50%, 3/15/2024	109	124
8.50%, 9/1/2025(d)	3	4	6.50%, 3/15/2024	15	17
9.00%, 3/1/2017(d)	1	1	6.50%, 4/15/2024	44	50
9.00%, 9/1/2030(d)	59	69	6.50%, 4/20/2024	32	36
		$ 477,883	6.50%, 7/15/2024	138	155
Government National Mortgage Association (GNMA) - 7.09%			6.50%, 1/15/2026	26	29
4.00%, 11/1/2040(e)	10,000	10,394	6.50%, 3/15/2026	37	42
4.50%, 9/20/2039	15,849	16,868	6.50%, 7/20/2026	15	16
4.50%, 10/15/2039	11,171	11,931	6.50%, 2/15/2028	22	25
4.50%, 3/20/2040	17,471	18,595	6.50%, 10/20/2028	29	32
5.00%, 2/15/2034	759	821	6.50%, 3/20/2031	245	277
5.00%, 10/15/2039	9,499	10,327	6.50%, 4/20/2031	196	221
5.50%, 12/15/2013	5	5	6.50%, 7/15/2031	6	7
5.50%, 1/15/2014	56	61	6.50%, 10/15/2031	44	50
5.50%, 1/15/2014	18	19	6.50%, 7/15/2032	548	619
5.50%, 2/15/2014	25	27	6.50%, 7/15/2032	40	45
5.50%, 3/15/2014	60	65	6.50%, 4/20/2034	1,458	1,633
5.50%, 7/20/2033	5,932	6,461	6.50%, 5/20/2034	1,124	1,259
5.50%, 2/20/2034	6,322	6,876	6.80%, 4/20/2025	71	80
5.50%, 3/20/2034	5,934	6,455	7.00%, 11/15/2022	17	19
5.50%, 5/20/2035	790	859	7.00%, 11/15/2022	10	11
5.50%, 1/15/2039	2,093	2,293	7.00%, 11/15/2022	57	65
5.50%, 1/15/2039	746	821	7.00%, 12/15/2022	97	111
6.00%, 10/15/2023	288	317	7.00%, 12/15/2022	13	15
6.00%, 11/15/2023	93	102	7.00%, 1/15/2023	43	49
6.00%, 11/15/2023	128	141	7.00%, 1/15/2023	17	19
6.00%, 12/15/2023	3	3	7.00%, 1/15/2023	14	16
6.00%, 12/15/2023	69	76	7.00%, 2/15/2023	124	143
6.00%, 12/15/2023	63	70	7.00%, 3/15/2023	23	26
6.00%, 1/15/2024	43	47	7.00%, 7/15/2023	22	25
6.00%, 1/20/2024	26	29	7.00%, 7/15/2023	67	77
6.00%, 2/15/2024	86	95	7.00%, 7/15/2023	27	31
6.00%, 2/15/2024	58	64	7.00%, 8/15/2023	25	29
6.00%, 2/15/2024	52	57	7.00%, 10/15/2023	37	42
6.00%, 3/15/2024	28	31	7.00%, 12/15/2023	30	35
6.00%, 4/20/2024	62	68	7.00%, 12/15/2023	49	57
6.00%, 5/20/2024	31	34	7.00%, 1/15/2026	39	46
6.00%, 5/20/2024	42	47	7.00%, 5/15/2026	9	10
6.00%, 10/20/2024	52	57	7.00%, 1/15/2027	66	76
6.00%, 9/20/2025	30	33	7.00%, 3/15/2027	37	43
6.00%, 11/20/2025	14	15	7.00%, 10/15/2027	3	3
6.00%, 4/20/2026	214	236	7.00%, 10/15/2027	3	4
6.00%, 10/20/2028	30	33	7.00%, 10/15/2027	16	19
6.00%, 2/20/2029	314	348	7.00%, 11/15/2027	6	6

See accompanying notes

268

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2010

	Principal			Principal
U.S. GOVERNMENT & GOVERNMENT	Amount		U.S. GOVERNMENT & GOVERNMENT	Amount
AGENCY OBLIGATIONS (continued)	(000's) Value (000's)		AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)
Government National Mortgage Association (GNMA) (continued)			Government National Mortgage Association (GNMA) (continued)
7.00%, 11/15/2027	$ 59 $	68	8.00%, 5/15/2017	$ 10	$ 11
7.00%, 12/15/2027	52	60	8.00%, 6/15/2017	10	11
7.00%, 12/15/2027	4	4	8.00%, 6/15/2017	12	12
7.00%, 2/15/2028	1	1	8.00%, 7/15/2017	8	8
7.00%, 2/15/2028	2	2	8.00%, 2/15/2022	50	59
7.00%, 4/15/2028	77	89	8.00%, 4/15/2022	51	61
7.00%, 4/15/2028	3	4	8.00%, 12/15/2030	14	17
7.00%, 5/15/2028	1	1	9.00%, 11/15/2021	172	199
7.00%, 6/15/2028	181	210	9.50%, 4/15/2016	4	5
7.00%, 12/15/2028	147	171	9.50%, 9/15/2016	2	2
7.00%, 1/15/2029	111	129	9.50%, 11/15/2016	15	15
7.00%, 3/15/2029	121	140	9.50%, 7/15/2017	30	34
7.00%, 4/15/2029	102	118	9.50%, 7/15/2017	18	21
7.00%, 4/15/2029	225	261	9.50%, 10/15/2017	11	12
7.00%, 5/15/2031	24	28	9.50%, 11/15/2017	21	24
7.00%, 6/20/2031	152	173	9.50%, 9/20/2018	65	76
7.00%, 7/15/2031	1	1	9.50%, 9/15/2020	12	14
7.00%, 7/15/2031	6	7	9.50%, 12/20/2020	25	29
7.00%, 9/15/2031	7	8	9.50%, 1/20/2021	4	5
7.25%, 9/15/2025	47	54	9.50%, 2/20/2021	2	3
7.50%, 4/15/2017	45	50	9.50%, 3/20/2021	2	3
7.50%, 4/15/2017	26	29	9.50%, 8/15/2021	172	202
7.50%, 4/15/2017	5	5	13.50%, 12/15/2014	3	3
7.50%, 5/15/2017	3	3			$ 119,427
7.50%, 7/15/2018	18	20	U.S. Treasury - 3.29%
7.50%, 12/15/2021	35	41	1.88%, 2/28/2014	6,478	6,745
7.50%, 12/15/2021	18	18	4.13%, 5/15/2015	8,750	9,956
7.50%, 2/15/2022	19	22	4.50%, 2/15/2036	13,600	14,892
7.50%, 3/15/2022	7	8	6.00%, 2/15/2026	18,000	23,754
7.50%, 3/15/2022	30	35			$ 55,347
7.50%, 3/15/2022	5	5	U.S. Treasury Strip - 0.53%
7.50%, 4/15/2022	17	17	0.00%, 11/15/2015(f)	4,000	3,755
7.50%, 4/15/2022	16	18	0.00%, 5/15/2020(f)	6,800	5,193
7.50%, 4/15/2022	36	41			$ 8,948
7.50%, 4/15/2022	12	14	TOTAL U.S. GOVERNMENT &
7.50%, 5/15/2022	34	39	GOVERNMENT AGENCY OBLIGATIONS		$ 1,131,037
7.50%, 7/15/2022	53	61		Maturity
7.50%, 8/15/2022	66	76		Amount
7.50%, 8/15/2022	3	3	REPURCHASE AGREEMENTS - 1.60%	(000's)	Value (000's)
7.50%, 8/15/2022	1	1
7.50%, 8/15/2022	5	5	Banks - 1.60%
			Investment in Joint Trading Account; Bank of	$ 7,694	$ 7,694
7.50%, 8/15/2022	22	25	America Repurchase Agreement; 0.22%
7.50%, 8/15/2022	14	17	dated 10/29/10 maturing 11/01/10
7.50%, 8/15/2022	22	26	(collateralized by Sovereign Agency Issues;
7.50%, 2/15/2023	5	6	$7,847,741; 0.00% - 5.25%; dated 05/01/13 -
7.50%, 2/15/2023	19	22	04/15/42)
7.50%, 5/15/2023	6	7	Investment in Joint Trading Account; Credit Suisse	7,428	7,428
7.50%, 5/15/2023	75	87	Repurchase Agreement; 0.21% dated
7.50%, 5/15/2023	19	22	10/29/10 maturing 11/01/10 (collateralized by
7.50%, 6/15/2023	21	24	US Treasury Note; $7,576,137; 1.13%; dated
7.50%, 10/15/2023	8	9	01/15/12)
7.50%, 11/15/2023	33	38	Investment in Joint Trading Account; Deutsche	7,056	7,056
7.50%, 3/15/2024	52	61	Bank Repurchase Agreement; 0.21% dated
7.50%, 8/15/2024	4	4	10/29/10 maturing 11/01/10 (collateralized by
7.50%, 4/15/2027	5	6	Sovereign Agency Issues; $7,197,330; 0.38%
7.50%, 5/15/2027	20	24	- 3.75%; dated 12/06/10 - 01/29/15)
7.50%, 5/15/2027	8	10	Investment in Joint Trading Account; Morgan	4,828	4,828
7.50%, 6/15/2027	37	43	Stanley Repurchase Agreement; 0.20% dated
7.50%, 8/15/2029	223	259	10/29/10 maturing 11/01/10 (collateralized by
7.50%, 9/15/2029	66	76	Sovereign Agency Issues; $4,924,489; 1.88%
7.50%, 9/15/2029	93	108	- 6.13%; dated 01/09/12 - 02/21/13)
7.50%, 10/15/2029	102	119			$ 27,006
7.50%, 11/15/2029	95	110
7.50%, 11/15/2029	116	134	TOTAL REPURCHASE AGREEMENTS		$ 27,006
8.00%, 8/15/2016	57	64	Total Investments		$ 1,700,005
8.00%, 12/15/2016	11	12	Liabilities in Excess of Other Assets, Net - (0.98)%		$ (16,569)
8.00%, 4/15/2017	9	10	TOTAL NET ASSETS - 100.00%		$ 1,683,436
8.00%, 4/15/2017	12	13
8.00%, 4/15/2017	16	18	(a) Variable Rate. Rate shown is in effect at October 31, 2010.

See accompanying notes

269

Schedule of Investments Government & High Quality Bond Fund October 31, 2010

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $69,892 or 4.15% of net assets.
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $58,737 or 3.49% of net assets.
(d)	This entity was put into conservatorship by the US Government in 2008. See Notes to Financial Statements for additional information.
(e)	Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements for additional information.
(f)	Security is a Principal Only Strip.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 78,987
Unrealized Depreciation	(2,234)
Net Unrealized Appreciation (Depreciation)	$ 76,753
Cost for federal income tax purposes	$ 1,623,252
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Mortgage Securities	93 .34%
Government	5 .52%
Financial	1 .76%
Asset Backed Securities	0 .36%
Liabilities in Excess of Other Assets, Net	(0 .98)%
TOTAL NET ASSETS	100.00%

See accompanying notes

270

Schedule of Investments
High Yield Fund
October 31, 2010

COMMON STOCKS - 0.90%	Shares Held Value (000's)			Principal
Automobile Manufacturers - 0.88%				Amount
New Flyer Industries Inc (a)	2,733,500 $	30,983	BONDS (continued)	(000's)	Value (000's)
			Automobile Manufacturers - 0.37%
Biotechnology - 0.00%			New Flyer Industries Canada ULC
Neuro-Hitech Inc (b),(c)	250,000	2	14.00%, 8/19/2020(b),(d),(e)	$ 13,600	$ 13,201
Neuro-Hitech Inc - Warrants (b),(c),(d)	125,000	—
		$ 2	Automobile Parts & Equipment - 1.21%
Diversified Financial Services - 0.00%			Goodyear Tire & Rubber Co/The
Neoview Holdings Inc - Warrants (b),(c),(d)	120,000	—	8.25%, 8/15/2020	8,700	9,265
			10.50%, 5/15/2016	29,405	33,669
Food Service - 0.00%					$ 42,934
FU JI Food and Catering Services Holdings Ltd	962,000	—	Banks - 4.54%
(c),(d)			Ally Financial Inc
			8.00%, 3/15/2020(e)	11,625	12,846
Pipelines - 0.00%			8.30%, 2/12/2015(e)	2,020	2,202
Energy Maintenance Services Group LLC -	354	—	Bank of America Corp
Warrants (b),(c),(d)			8.00%, 12/29/2049(f)	33,830	34,140
			CIT Group Inc
Semiconductors - 0.02%			7.00%, 5/1/2017	71,991	71,631
Tower Semiconductor Ltd - Warrants (b),(c),(d)	3,821,912	726	HBOS Capital Funding LP
			6.07%, 6/29/2049(e),(f)	18,495	16,646
TOTAL COMMON STOCKS		$ 31,711	Wells Fargo & Co
CONVERTIBLE PREFERRED STOCKS -			7.98%, 3/29/2049(f)	21,985	23,084
0.61%	Shares Held Value (000's)				$ 160,549
Automobile Manufacturers - 0.61%			Biotechnology - 0.58%
Ford Motor Co Capital Trust II	435,000	21,619	Talecris Biotherapeutics Holdings Corp
			7.75%, 11/15/2016	18,425	20,636
TOTAL CONVERTIBLE PREFERRED STOCKS		$ 21,619
PREFERRED STOCKS - 0.02%	Shares Held Value (000's)		Building Materials - 0.48%
Finance - Mortgage Loan/Banker - 0.02%			Masco Corp
Freddie Mac - Series Z (c)	1,300,000	689	7.13%, 3/15/2020	16,165	16,968

TOTAL PREFERRED STOCKS		$ 689	Chemicals - 0.54%
	Principal		Ineos Finance PLC
			9.00%, 5/15/2015(e)	3,420	3,625
	Amount
BONDS - 79.82%	(000's)	Value (000's)	Phibro Animal Health Corp
			9.25%, 7/1/2018(e)	1,505	1,550
Aerospace & Defense - 1.13%
BE Aerospace Inc			Reichhold Industries Inc
			9.00%, 8/15/2014(e)	3,950	3,535
6.88%, 10/1/2020	$ 7,155	$ 7,602
Esterline Technologies Corp			Rhodia SA
			6.88%, 9/15/2020(e)	3,975	4,179
7.00%, 8/1/2020(e)	3,945	4,192
GenCorp Inc			Vertellus Specialties Inc
			9.38%, 10/1/2015(e)	5,900	6,350
9.50%, 8/15/2013	4,240	4,325
L-3 Communications Corp					$ 19,239
6.38%, 10/15/2015	9,500	9,785	Coal - 1.15%
Triumph Group Inc			Arch Coal Inc
8.63%, 7/15/2018	12,850	14,135	7.25%, 10/1/2020	2,370	2,595
		$ 40,039	8.75%, 8/1/2016	9,425	10,580
			Consol Energy Inc
Agriculture - 0.29%			8.00%, 4/1/2017(e)	18,805	20,592
Southern States Cooperative Inc
11.25%, 5/15/2015(e)	9,770	10,356	Drummond Co Inc
			9.00%, 10/15/2014(e)	2,600	2,782
Airlines - 0.89%			International Coal Group Inc
Continental Airlines 2007-1 Class C Pass Through			9.13%, 4/1/2018	3,715	4,049
Trust					$ 40,598
7.34%, 4/19/2014	1,905	1,934	Commercial Services - 0.79%
Delta Air Lines 2002-1 Class G-1 Pass Through			Hertz Corp/The
Trust			8.88%, 1/1/2014	16,465	16,918
6.72%, 1/2/2023	820	839	Interactive Data Corp
UAL 2000-1 Pass Through Certificate			10.25%, 8/1/2018(e)	4,130	4,541
8.03%, 7/1/2011	4,257	5,278	RSC Equipment Rental Inc/RSC Holdings III LLC
UAL 2007-1 Pass Through Trust			10.25%, 11/15/2019	5,850	6,362
3.00%, 7/2/2014(e),(f)	11,342	9,570			$ 27,821
UAL 2009-1 Pass Through Trust			Computers - 1.21%
10.40%, 11/1/2016	4,590	5,210	Seagate HDD Cayman
UAL 2009-2A Pass Through Trust			6.88%, 5/1/2020(e)	41,845	42,682
9.75%, 1/15/2017	6,824	7,855
US Airways 1999-1A Pass Through Trust			Consumer Products - 1.34%
8.36%, 1/20/2019	801	813	Reynolds Group Issuer Inc / Reynolds Group Issuer
		$ 31,499	LLC / Reynolds Group Issuer (Luxembourg) S.A.
			7.13%, 4/15/2019(e)	19,995	20,845

See accompanying notes

271

Schedule of Investments High Yield Fund October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Consumer Products (continued)			Electronics (continued)
Reynolds Group Issuer Inc / Reynolds Group Issuer			Viasystems Inc
LLC / Reynolds Group Issuer (Luxembourg) S.A.			12.00%, 1/15/2015(e)	$ 3,720 $	4,162
(continued)				$ 39,635
9.00%, 4/15/2019(e)	$ 25,625 $	26,618	Energy - Alternate Sources - 0.33%
	$ 47,463		Headwaters Inc
Diversified Financial Services - 6.84%			11.38%, 11/1/2014	11,100	11,766
Citigroup Capital XXI
8.30%, 12/21/2057	15,785	16,515	Entertainment - 2.76%
Credit Acceptance Corp			CCM Merger Inc
9.13%, 2/1/2017(e)	14,980	15,729	8.00%, 8/1/2013(e)	38,500	35,998
DVI Inc			Lions Gate Entertainment Inc
0.00%, 2/1/2004(b),(c),(d)	8,575	869	10.25%, 11/1/2016(e)	7,550	7,777
0.00%, 2/1/2004(b),(c),(d)	6,850	623	Peninsula Gaming LLC
E*Trade Financial Corp			8.38%, 8/15/2015	18,055	19,138
7.38%, 9/15/2013	14,795	14,703	10.75%, 8/15/2017	6,910	7,359
12.50%, 11/30/2017	8,043	9,310	WMG Acquisition Corp
Ford Motor Credit Co LLC			9.50%, 6/15/2016	7,810	8,415
7.80%, 6/1/2012	14,125	15,224	WMG Holdings Corp
Icahn Enterprises LP / Icahn Enterprises Finance			9.50%, 12/15/2014	19,860	18,867
Corp				$ 97,554
7.75%, 1/15/2016	14,740	15,145	Environmental Control - 0.36%
ILFC E-Capital Trust II			EnergySolutions Inc / EnergySolutions LLC
6.25%, 12/21/2065(e),(f)	22,595	18,076	10.75%, 8/15/2018(e)	11,790	12,881
International Lease Finance Corp
5.65%, 6/1/2014	28,115	28,115	Food - 0.26%
8.63%, 9/15/2015(e)	9,690	10,901	Michael Foods Inc
Janus Capital Group Inc			9.75%, 7/15/2018(e)	8,505	9,270
6.95%, 6/15/2017(f)	7,495	7,849
LBG Capital No.1 PLC			Food Service - 0.29%
8.00%, 12/29/2049(e),(f)	37,245	35,942	FU JI Food and Catering Services Holdings Ltd
Pinnacle Foods Finance LLC / Pinnacle Foods			0.00%, 10/18/2010(c),(d)	245,000	9,182
Finance Corp			0.00%, 11/9/2049(c)	46,500	1,230
9.25%, 4/1/2015(e)	8,620	9,083		$ 10,412
10.63%, 4/1/2017	4,470	4,861	Forest Products & Paper - 0.58%
SquareTwo Financial Corp			Domtar Corp
11.63%, 4/1/2017(e)	13,685	12,573	10.75%, 6/1/2017	15,160	19,007
TRAINS HY-1-2006			Sappi Papier Holding AG
0.00%, 5/1/2016(c),(e)	13,530	13,561	6.75%, 6/15/2012(e)	1,332	1,348
UCI Holdco Inc				$ 20,355
8.29%, 12/15/2013(f)	11,725	11,696
			Healthcare - Products - 0.64%
UPCB Finance Ltd			Angiotech Pharmaceuticals Inc
7.63%, 1/15/2020(e)	900	1,309	4.05%, 12/1/2013(f)	22,510	18,796
	$ 242,084		7.75%, 4/1/2014	10,000	3,900
Electric - 3.39%				$ 22,696
Edison Mission Energy			Healthcare - Services - 5.56%
7.50%, 6/15/2013	8,720	8,502	Alliance HealthCare Services Inc
Elwood Energy LLC			8.00%, 12/1/2016	13,345	12,644
8.16%, 7/5/2026	3,536	3,324	HCA Inc
Energy Future Holdings Corp			7.50%, 11/6/2033	11,000	10,120
9.75%, 10/15/2019	11,416	11,541	8.50%, 4/15/2019	41,365	46,536
10.00%, 1/15/2020(e)	7,780	8,149
			9.25%, 11/15/2016	25,340	27,431
Energy Future Intermediate Holding Co LLC			Healthsouth Corp
9.75%, 10/15/2019	4,089	4,134	7.25%, 10/1/2018	7,995	8,335
Mirant Americas Generation LLC			7.75%, 9/15/2022	8,000	8,450
8.50%, 10/1/2021	14,790	14,494	10.75%, 6/15/2016	18,445	20,220
Mirant Mid Atlantic Pass Through Trust C			IASIS Healthcare LLC / IASIS Capital Corp
10.06%, 12/30/2028	27,424	30,697	8.75%, 6/15/2014	9,480	9,705
NRG Energy Inc			Multiplan Inc
7.38%, 1/15/2017	18,855	19,656	9.88%, 9/1/2018(e)	16,460	17,612
NV Energy Inc			Select Medical Corp
6.75%, 8/15/2017	18,600	19,361	7.63%, 2/1/2015	12,175	12,342
	$ 119,858		Tenet Healthcare Corp
Electronics - 1.12%			9.25%, 2/1/2015(f)	17,000	18,785
NXP BV / NXP Funding LLC			US Oncology Inc
7.88%, 10/15/2014	5,000	5,187	9.13%, 8/15/2017	4,000	4,450
9.50%, 10/15/2015	14,230	15,030		$ 196,630
9.75%, 8/1/2018(e)	13,980	15,256

See accompanying notes

272

Schedule of Investments High Yield Fund October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Holding Companies - Diversified - 0.24%			Oil & Gas - 8.90%
Navios Maritime Acquisition Corp/Navios			Anadarko Petroleum Corp
Acquisition Finance US Inc			6.38%, 9/15/2017	$ 34,035 $	37,810
8.63%, 11/1/2017(e)	$ 8,400 $	8,484	Chaparral Energy Inc
			8.50%, 12/1/2015	11,555	11,526
Insurance - 3.58%			9.88%, 10/1/2020(e)	4,520	4,757
Crum & Forster Holdings Corp			Chesapeake Energy Corp
7.75%, 5/1/2017	12,635	13,283	6.50%, 8/15/2017	3,500	3,649
Liberty Mutual Group Inc			9.50%, 2/15/2015	13,030	15,115
7.00%, 3/15/2037(e),(f)	13,160	12,325	Continental Resources Inc/OK
10.75%, 6/15/2058(e),(f)	23,095	28,638	7.13%, 4/1/2021(e)	3,975	4,293
Lincoln National Corp			7.38%, 10/1/2020(e)	6,315	6,836
7.00%, 5/17/2066(f)	46,830	45,659	8.25%, 10/1/2019	1,000	1,113
XL Group PLC			Denbury Resources Inc
6.50%, 12/31/2049(f)	29,807	26,677	8.25%, 2/15/2020	14,494	16,161
	$ 126,582		9.75%, 3/1/2016	9,735	11,025
Internet - 1.49%			Hilcorp Energy I LP/Hilcorp Finance Co
Open Solutions Inc			7.63%, 4/15/2021(e)	6,090	6,356
9.75%, 2/1/2015(e)	23,770	17,263	8.00%, 2/15/2020(e)	24,225	25,557
UPC Holding BV			Linn Energy LLC
9.88%, 4/15/2018(e)	8,250	9,013	9.88%, 7/1/2018	34,000	37,740
Zayo Group LLC/Zayo Capital Inc			Linn Energy LLC/Linn Energy Finance Corp
10.25%, 3/15/2017(e)	24,720	26,636	7.75%, 2/1/2021(e)	2,030	2,096
	$ 52,912		8.63%, 4/15/2020(e)	7,975	8,613
Leisure Products & Services - 0.55%			OPTI Canada Inc
Royal Caribbean Cruises Ltd			7.88%, 12/15/2014	24,600	18,450
7.25%, 6/15/2016	2,960	3,226	9.00%, 12/15/2012(e)	2,215	2,259
7.25%, 3/15/2018	15,000	16,313	Petrohawk Energy Corp
	$ 19,539		7.25%, 8/15/2018(e)	5,565	5,774
Lodging - 1.67%			Petroleum Development Corp
Harrah's Operating Co Inc			12.00%, 2/15/2018	18,010	20,171
10.00%, 12/15/2018	13,440	11,659	Petroquest Energy Inc
MGM Resorts International			10.00%, 9/1/2017	7,765	7,959
13.00%, 11/15/2013	16,125	19,169	Pioneer Natural Resources Co
Wyndham Worldwide Corp			7.50%, 1/15/2020	21,120	23,787
5.75%, 2/1/2018	5,570	5,788	Pride International Inc
7.38%, 3/1/2020	2,075	2,301	6.88%, 8/15/2020	5,515	6,246
9.88%, 5/1/2014	17,160	20,280	QEP Resources Inc
	$ 59,197		6.88%, 3/1/2021	7,910	8,602
			Quicksilver Resources Inc
Machinery - Diversified - 0.16%			11.75%, 1/1/2016	7,043	8,135
Manitowoc Co Inc/The
8.50%, 11/1/2020	5,580	5,824	Range Resources Corp
			6.75%, 8/1/2020	7,875	8,446
			Venoco Inc
Media - 2.11%			11.50%, 10/1/2017	11,905	12,679
DISH DBS Corp
7.75%, 5/31/2015	5,530	6,021		$ 315,155
7.88%, 9/1/2019	22,035	24,156	Oil & Gas Services - 0.33%
Frontiervision			Cie Generale de Geophysique-Veritas
0.00%, 10/15/2006(c),(d)	7,250	—	9.50%, 5/15/2016	10,610	11,724
0.00%, 9/15/2008(c),(d)	9,250	278
Kabel Deutschland GmbH			Other Asset Backed Securities - 0.19%
10.63%, 7/1/2014	16,205	16,914	Aircraft Certificate Owner Trust
			7.00%, 9/20/2022(d),(e)	7,160	6,587
Nielsen Finance LLC / Nielsen Finance Co
10.00%, 8/1/2014	22,000	23,127
Univision Communications Inc			Packaging & Containers - 1.08%
7.88%, 11/1/2020(e)	3,985	4,184	Crown Americas LLC / Crown Americas Capital
	$ 74,680		Corp
			7.75%, 11/15/2015	12,000	12,480
Miscellaneous Manufacturing - 0.16%			Crown Cork & Seal Co Inc
GE Capital Trust I
6.38%, 11/15/2067	5,760	5,695	7.38%, 12/15/2026	10,500	10,566
			Graham Packaging Co LP/GPC Capital Corp I
			8.25%, 10/1/2018(e)	6,375	6,598
Mortgage Backed Securities - 0.31%

BCRR Trust			Plastipak Holdings Inc
5.86%, 12/15/2043(e)	4,452	3,886	8.50%, 12/15/2015(e)	5,000	5,150
			10.63%, 8/15/2019(e)	2,955	3,280
RBSCF Trust
6.00%, 7/17/2014(e),(f)	7,000	6,932		$ 38,074
	$ 10,818		Pharmaceuticals - 1.38%
			Mylan Inc/PA
			7.88%, 7/15/2020(e)	13,275	14,802

See accompanying notes

273

Schedule of Investments
High Yield Fund
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Pharmaceuticals (continued)			Semiconductors (continued)
NBTY Inc			Freescale Semiconductor Inc
9.00%, 10/1/2018(e)	$ 11,930 $	12,676	9.25%, 4/15/2018(e)	$ 5,210 $	5,575
Omnicare Inc			Jazz Technologies Inc
6.13%, 6/1/2013	12,560	12,701	8.00%, 6/30/2015(e)	15,828	13,572
7.75%, 6/1/2020	8,240	8,600		$ 35,036
	$ 48,779		Software - 0.43%
Pipelines - 2.88%			First Data Corp
El Paso Pipeline Partners Operating Co LLC			10.55%, 9/24/2015	5,102	4,311
6.50%, 4/1/2020	7,385	8,055	SS&C Technologies Inc
Energy Maintenance Services Group LLC			11.75%, 12/1/2013	10,432	10,823
0.00%, 3/1/2014(b),(c),(d)	12,298	1,845		$ 15,134
Energy Transfer Equity LP			Sovereign - 1.40%
7.50%, 10/15/2020	12,195	13,293	Argentina Bonos
Enterprise Products Operating LLC			7.00%, 10/3/2015	6,800	6,501
8.38%, 8/1/2066	42,425	44,758	Brazilian Government International Bond
MarkWest Energy Partners LP / MarkWest Energy			12.50%, 1/5/2016	45,600	31,070
Finance Corp			Mexican Bonos
6.75%, 11/1/2020(g)	1,565	1,600	8.00%, 12/19/2013	138,474	12,157
8.75%, 4/15/2018	8,515	9,345		$ 49,728
Regency Energy Partners LP/Regency Energy			Telecommunications - 9.83%
Finance Corp			Clearwire Communications LLC/Clearwire
6.88%, 12/1/2018	10,560	11,062	Finance Inc
9.38%, 6/1/2016	10,810	12,107	12.00%, 12/1/2015(e)	39,620	43,879
	$ 102,065		Digicel Group Ltd
REITS - 1.08%			9.13%, 1/15/2015(e)	12,280	12,480
DuPont Fabros Technology LP			10.50%, 4/15/2018(e)	9,250	10,187
8.50%, 12/15/2017	8,275	8,958	Digicel Ltd
Host Hotels & Resorts LP			12.00%, 4/1/2014(e)	10,800	12,649
7.13%, 11/1/2013	424	430	DigitalGlobe Inc
iStar Financial Inc			10.50%, 5/1/2014	15,675	17,713
5.88%, 3/15/2016	7,000	5,792	Global Crossing Ltd
Reckson Operating Partnership LP			12.00%, 9/15/2015	15,200	17,366
6.00%, 3/31/2016	22,700	23,062	Intelsat Jackson Holdings SA
	$ 38,242		7.25%, 10/15/2020(e)	13,000	13,292
Retail - 2.64%			Intelsat Luxembourg SA
Asbury Automotive Group Inc			11.25%, 2/4/2017	43,920	47,049
7.63%, 3/15/2017	4,800	4,704	11.50%, 2/4/2017	21,090	22,804
DineEquity Inc			Level 3 Financing Inc
9.50%, 10/30/2018(e)	13,920	14,825	9.25%, 11/1/2014	8,645	8,472
Ferrellgas LP/Ferrellgas Finance Corp			10.00%, 2/1/2018	12,280	11,758
9.13%, 10/1/2017	13,510	14,928	Nextel Communications Inc
Ltd Brands Inc			7.38%, 8/1/2015	45,400	45,570
7.00%, 5/1/2020	9,795	10,774	Sprint Nextel Corp
Macy's Retail Holdings Inc			8.38%, 8/15/2017	8,745	9,641
5.90%, 12/1/2016	7,880	8,530	Telemovil Finance Co Ltd
Neiman Marcus Group Inc/The			8.00%, 10/1/2017(e)	4,620	4,800
10.38%, 10/15/2015	9,174	9,679	West Corp
OSI Restaurant Partners Inc			8.63%, 10/1/2018(e)	4,000	4,150
10.00%, 6/15/2015	5,390	5,599	9.50%, 10/15/2014	15,785	16,535
Phillips-Van Heusen Corp			Wind Acquisition Finance SA
7.38%, 5/15/2020	6,575	7,126	11.75%, 7/15/2017(e)	32,580	37,141
Sonic Automotive Inc			Wind Acquisition Holdings Finance SA
8.63%, 8/15/2013	1,774	1,803	12.25%, 7/15/2017(e)	10,715	12,429
Suburban Propane Partners LP/Suburban Energy				$ 347,915
Finance Corp			Transportation - 1.54%
7.38%, 3/15/2020	7,405	7,877	Kansas City Southern de Mexico SA de CV
Toys R Us Property Co LLC			7.63%, 12/1/2013	3,130	3,247
8.50%, 12/1/2017(e)	7,030	7,610	Navios Maritime Holdings Inc / Navios Maritime
	$ 93,455		Finance US Inc
Savings & Loans - 0.00%			8.88%, 11/1/2017(e)	7,915	8,449
Washington Mutual Bank / Henderson NV			PHI Inc
0.00%, 6/15/2011(c)	3,500	7	8.63%, 10/15/2018(e)	11,945	12,035
0.00%, 1/15/2013(c)	3,000	6	syncreon Global Ireland Ltd / syncreon Global
0.00%, 1/15/2015(c),(f)	2,000	4	Finance US Inc
	$ 17		9.50%, 5/1/2018(e)	4,905	5,077
Semiconductors - 0.99%			Trailer Bridge Inc
Advanced Micro Devices Inc			9.25%, 11/15/2011	18,000	17,843
7.75%, 8/1/2020(e)	14,990	15,889

See accompanying notes

274

Schedule of Investments High Yield Fund October 31, 2010

	Principal			Principal
	Amount		SENIOR FLOATING RATE INTERESTS	Amount
BONDS (continued)	(000's)	Value (000's)	(continued)	(000's) Value (000's)
Transportation (continued)			Diversified Financial Services (continued)
United Maritime Group LLC/United Maritime			Nuveen Investments Inc, Term Loan
Group Finance Corp			12.50%, 7/9/2015(f)	$ 6,080 $	6,592
11.75%, 6/15/2015	$ 7,910	$ 7,900		$ 21,452
		$ 54,551	Electric - 0.75%
Trucking & Leasing - 0.23%			Texas Competitive Electric Holdings LLC, Term
AWAS Aviation Capital Ltd			Loan B2
7.00%, 10/15/2016(e)	7,985	7,985	3.92%, 10/29/2014(f)	33,915	26,395

TOTAL BONDS		$ 2,825,304	Electronics - 0.24%
	Principal		L-1 Identity Solutions Operating Co, Term Loan
	Amount		B1
CONVERTIBLE BONDS - 1.69%	(000's)	Value (000's)	7.15%, 8/5/2013(f)	8,408	8,360
Aerospace & Defense - 0.10%
GenCorp Inc			Entertainment - 0.39%
4.06%, 12/31/2039(e)	3,765	3,417	CCM Merger Inc, Term Loan B
			8.50%, 7/21/2012(f)	13,868	13,855
Biotechnology - 0.72%
Amylin Pharmaceuticals Inc			Healthcare - Services - 0.96%
3.00%, 6/15/2014	29,675	25,595	Aurora Diagnostics LLC, Term Loan
			6.25%, 4/20/2016(f)	5,985	5,880
Electronics - 0.52%			HCA Inc, Term Loan A1
L-1 Identity Solutions Inc			1.54%, 1/22/2012(f)	4,490	4,406
3.75%, 5/15/2027	7,395	7,395	HCA Inc, Term Loan B1
TTM Technologies Inc			2.54%, 11/18/2013(f)	10,000	9,795
3.25%, 5/15/2015	11,150	11,150	Multiplan Inc, Term Loan
		$ 18,545	6.50%, 7/9/2017(f)	13,808	13,839
Pharmaceuticals - 0.00%				$ 33,920
Vion Pharmaceuticals Inc			Insurance - 0.80%
0.00%, 2/15/2012(c)	4,500	11	Asurion Corp, PIK Term Loan
			6.76%, 7/7/2015(f)	9,722	9,060
Retail - 0.35%			Asurion Corp, Term Loan
Asbury Automotive Group Inc			0.00%, 3/31/2015(f),(h)	19,690	19,321
3.00%, 9/15/2012	12,500	12,250		$ 28,381
			Internet - 0.36%
TOTAL CONVERTIBLE BONDS		$ 59,818	Open Solutions Inc, Term Loan B
			2.41%, 1/23/2014(f)	15,359	12,914
	Principal
SENIOR FLOATING RATE INTERESTS -	Amount
11.12%	(000's)	Value (000's)	Lodging - 0.65%
Automobile Manufacturers - 0.97%			Harrah's Operating Co Inc, Term Increment Loan
Ford, Term Loan B			B4
3.04%, 12/16/2013(f)	$ 34,911	$ 34,490	9.50%, 10/31/2016(f)	18,217	18,933
			Harrah's Operating Co Inc, Term Loan B1
			3.29%, 1/28/2015(f)	4,609	4,069
Automobile Parts & Equipment - 0.11%
Hayes Lemmerz Intl, Term Loan				$ 23,002
12.00%, 12/11/2013(f)	3,682	3,742	Machinery - Diversified - 0.03%
			Manitowoc Company Inc, Term Loan B
Chemicals - 0.17%			8.00%, 4/14/2014(f)	1,208	1,212
Ineos US Finance LLC, Term Loan B2
0.00%, 12/16/2013(f),(h)	2,932	2,987	Media - 1.07%
Ineos US Finance LLC, Term Loan C2			Univision Communications Inc, Term Loan
0.00%, 12/16/2014(f),(h)	3,143	3,219	4.51%, 3/29/2017(f)	40,066	37,863
		$ 6,206
Commercial Services - 0.54%			Oil & Gas - 0.31%
Interactive Data Corporation, Term Loan			Big West Oil LLC, Term Loan
6.75%, 1/29/2017(f)	1,646	1,674	12.00%, 4/30/2015(f)	4,228	4,302
Rental Services Corp, Term Loan			Venoco Inc, Term Loan C
3.80%, 11/30/2013(f)	9,853	9,636	4.31%, 5/7/2014(f)	6,931	6,548
Skype Technologies, 1st Lien Term Loan				$ 10,850
7.00%, 2/23/2015(f)	7,837	7,863	Pharmaceuticals - 1.12%
		$ 19,173	Grifols SA, Term Loan
			0.00%, 6/4/2016(f),(h)	5,850	5,910
Computers - 0.28%
Spansion Inc, Term Loan B-Exit			NBTY Inc, Term Loan
7.50%, 2/9/2015(f)	9,813	9,956	6.25%, 10/1/2017(f)	8,480	8,586
			Quintiles Transnational, Term Loan
			4.29%, 3/31/2014(f)	7,500	7,388
Diversified Financial Services - 0.61%
American General Finance Corp, Term Loan			Quintiles Transnational, Term Loan B
7.25%, 4/21/2015(f)	14,740	14,860	2.29%, 3/31/2013(f)	18,135	17,908
				$ 39,792

See accompanying notes

275

Schedule of Investments High Yield Fund October 31, 2010

			(e)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from
	Principal		registration, normally to qualified institutional buyers. Unless otherwise
SENIOR FLOATING RATE INTERESTS	Amount		indicated, these securities are not considered illiquid. At the end of the
(continued)	(000's)	Value (000's)	period, the value of these securities totaled $914,375 or 25.83% of net
Retail - 0.35%			assets.
DineEquity Inc, Bank Loan			(f) Variable Rate. Rate shown is in effect at October 31, 2010.
6.00%, 10/7/2017(f)	$ 9,665	$ 9,745
(g) Security purchased on a when-issued basis.
Outback Steakhouse, Term Loan			(h)	This Senior Floating Rate Note will settle after October 31, 2010, at which
1.60%, 6/14/2013(f)	254	239
2.63%, 6/14/2014(f)	2,758	2,593	time the interest rate will be determined.
$ 12,577
Semiconductors - 0.41%
Freescale Semiconductor Inc, Term Loan			Unrealized Appreciation (Depreciation)
4.51%, 12/1/2016(f)	11,751	11,062	The net federal income tax unrealized appreciation (depreciation) and federal tax
Microsemi Corp			cost of investments held as of the period end were as follows:
0.00%, 10/30/2017(f),(h)	3,325	3,357
		$ 14,419	Unrealized Appreciation	$ 285,774
Software - 0.58%			Unrealized Depreciation	(118,179)
First Data Corp, Term Loan B1			Net Unrealized Appreciation (Depreciation)	$ 167,595
3.01%, 12/24/2014(f)	15,138	13,613	Cost for federal income tax purposes	$ 3,360,268
First Data Corp, Term Loan B3			All dollar amounts are shown in thousands (000's)
3.01%, 9/24/2014(f)	7,587	6,816
		$ 20,429	Portfolio Summary (unaudited)
Telecommunications - 0.42%			Sector	Percent
Intelsat Jackson Holdings Ltd, Term Loan			Financial	23 .35%
3.29%, 2/1/2014(f)	15,500	14,712	Communications	15 .28%
			Consumer, Cyclical	14 .30%
TOTAL SENIOR FLOATING RATE INTERESTS		$ 393,700	Consumer, Non-cyclical	14 .18%
	Maturity		Energy	13 .90%
	Amount		Industrial	7 .15%
REPURCHASE AGREEMENTS - 5.51%	(000's)	Value (000's)	Utilities	4 .14%
			Technology	3 .92%
Banks - 5.51%			Government	1 .42%
Investment in Joint Trading Account; Bank of	$ 55,563	$ 55,561
America Repurchase Agreement; 0.22%			Basic Materials	1 .29%
dated 10/29/10 maturing 11/01/10			Mortgage Securities	0 .31%
(collateralized by Sovereign Agency Issues;			Diversified	0 .24%
$56,672,757; 0.00% - 5.25%; dated 05/01/13			Asset Backed Securities	0 .19%
- 04/15/42)			Other Assets in Excess of Liabilities, Net	0 .33%
Investment in Joint Trading Account; Credit Suisse	53,640	53,639	TOTAL NET ASSETS	100.00%
Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
US Treasury Note; $54,711,355; 1.13%;
dated 01/15/12)
Investment in Joint Trading Account; Deutsche	50,958	50,957
Bank Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $51,975,786;
0.38% - 3.75%; dated 12/06/10 - 01/29/15)
Investment in Joint Trading Account; Morgan	34,866	34,865
Stanley Repurchase Agreement; 0.20% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $35,562,381;
1.88% - 6.13%; dated 01/09/12 - 02/21/13)
$ 195,022
TOTAL REPURCHASE AGREEMENTS		$ 195,022
Total Investments		$ 3,527,863
Other Assets in Excess of Liabilities, Net - 0.33%		$ 11,768
TOTAL NET ASSETS - 100.00%		$ 3,539,631

(a)	Affiliated Security as defined by the Investment Company Act of 1940 (the
Fund controls 5.0% or more of the outstanding voting shares of the security).
(b) Security is Illiquid
(c) Non-Income Producing Security
(d)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $33,311 or 0.94% of net assets.

See accompanying notes

276

Schedule of Investments
High Yield Fund
October 31, 2010

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2009	2009	Purchases	Purchases	Sales	Sales	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
New Flyer Industries Inc	2,733,500	$ 23,687	— $	—	—	$ —	2,733,500	$ 23,687

		$ 23,687	$ –			$ –		$ 23,687

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
New Flyer Industries Inc	$ 1,022		$ —			$ —
	$ 1,022		$ —			$ —
All dollar amounts are shown in thousands (000's)

See accompanying notes

277

Schedule of Investments
High Yield Fund I
October 31, 2010

COMMON STOCKS - 1.42%	Shares Held Value (000's)			Principal
Agriculture - 0.01%				Amount
Eurofresh Inc (a),(b)	43,973 $	109	BONDS (continued)	(000's)	Value (000's)
			Aerospace & Defense (continued)
Building Materials - 0.01%			GenCorp Inc
US Concrete Inc (a)	21,880	182	9.50%, 8/15/2013	$ 700	$ 714
			Kratos Defense & Security Solutions Inc
Chemicals - 0.91%			10.00%, 6/1/2017	540	600
LyondellBasell Industries NV - A Shares (a)	225,284	6,051	Triumph Group Inc
LyondellBasell Industries NV - B Shares (a)	206,472	5,552	8.00%, 11/15/2017	532	549
		$ 11,603	8.63%, 7/15/2018	460	506
Commercial Services - 0.01%					$ 3,850
Quad/Graphics Inc (a)	2,702	121	Agriculture - 0.10%
			Alliance One International Inc
Computers - 0.02%			10.00%, 7/15/2016	1,000	1,100
Unisys Corp (a)	12,859	296	Eurofresh Inc
			15.00%, 11/18/2016(b),(c)	143	143
Consumer Products - 0.07%					$ 1,243
Spectrum Brands Holdings Inc (a)	29,589	839	Airlines - 1.67%
			American Airlines Pass Through Trust 2001-01
Leisure Products & Services - 0.01%			7.38%, 5/23/2019(b)	227	215
True Temper Holdings Corp (a),(b)	15,480	124	Continental Airlines 2003-ERJ1 Pass Through
			Trust
Media - 0.00%			7.88%, 7/2/2018	814	812
Dex One Corp (a)	8,526	60	Continental Airlines 2004-ERJ1 Pass Through
			Trust
Packaging & Containers - 0.22%			9.56%, 9/1/2019	220	224
Smurfit-Stone Container Corp (a)	119,359	2,745	Continental Airlines 2005-ERJ1 Pass Through
			Trust
Semiconductors - 0.16%			9.80%, 4/1/2021	481	490
Magnachip Semiconductor Corp (b),(c)	1,068,165	2,069	Continental Airlines 2006-1 Class G Pass Through
			Trust
TOTAL COMMON STOCKS		$ 18,148	0.65%, 6/2/2013(e)	474	344
CONVERTIBLE PREFERRED STOCKS -			Continental Airlines Inc
0.12%	Shares Held Value (000's)		6.75%, 9/15/2015(d)	6,415	6,680
Automobile Manufacturers - 0.12%			9.32%, 11/1/2019	302	305
Motors Liquidation Co - Series B (a)	75,000	632	Delta Air Lines 2007-1 Class B Pass Through Trust
Motors Liquidation Co - Series C (a)	100,000	850	8.02%, 8/10/2022	692	720
		$ 1,482	Delta Air Lines 2007-1 Class C Pass Through Trust
TOTAL CONVERTIBLE PREFERRED STOCKS		$ 1,482	8.95%, 8/10/2014	192	202
PREFERRED STOCKS - 0.49%	Shares Held Value (000's)		Delta Air Lines Inc
			9.50%, 9/15/2014(d)	2,207	2,428
Agriculture - 0.00%
Eurofresh Inc (a),(b)	58	58	Northwest Airlines 2007-1 Class A Pass Through
			Trust
Automobile Manufacturers - 0.05%			7.03%, 11/1/2019	2,394	2,528
Motors Liquidation Co (a)	50,000	418	UAL 2007-1 Pass Through Trust
Motors Liquidation Co - Series D (a)	25,000	209	6.64%, 7/2/2022	84	85
			7.34%, 7/2/2019(d)	436	405
		$ 627
Banks - 0.33%			UAL 2009-2A Pass Through Trust
CoBank ACB 11.00%; Series D (c)	60,000	3,264	9.75%, 1/15/2017	4,121	4,744
CoBank ACB 7.00%; Series 144A (c),(d)	20,000	888	UAL 2009-2B Pass Through Trust
			12.00%, 1/15/2016(d)	970	1,115
		$ 4,152
Diversified Financial Services - 0.11%					$ 21,297
Citigroup Capital XIII (a)	31,200	827	Apparel - 0.22%
Ford Motor Credit Co LLC 7.38%	13,000	326	Hanesbrands Inc
			4.12%, 12/15/2014(e)	1,591	1,587
Ford Motor Credit Co LLC 7.60%	12,000	306
		$ 1,459	Quiksilver Inc
TOTAL PREFERRED STOCKS		$ 6,296	6.88%, 4/15/2015	1,200	1,170
					$ 2,757
	Principal
			Automobile Manufacturers - 0.89%
	Amount		Ford Motor Co
BONDS - 88.48%	(000's)	Value (000's)	7.45%, 7/16/2031	1,325	1,504
Advertising - 0.13%
Sitel LLC/Sitel Finance Corp			7.75%, 6/15/2043	500	525
11.50%, 4/1/2018(d)	$ 545	$ 440	8.90%, 1/15/2032	325	386
Visant Corp			9.22%, 9/15/2021	500	585
10.00%, 10/1/2017(d)	1,200	1,278	9.98%, 2/15/2047	1,560	1,944
			Motors Liquidation Co
		$ 1,718	0.00%, 7/15/2023(a)	1,000	350
Aerospace & Defense - 0.30%			0.00%, 9/1/2025(a)	700	238
Alliant Techsystems Inc			0.00%, 5/1/2028(a)	150	50
6.88%, 9/15/2020	650	684	0.00%, 7/15/2033(a)	5,050	1,818
Esterline Technologies Corp			0.00%, 3/15/2036(a),(e)	725	132
7.00%, 8/1/2020(d)	750	797

See accompanying notes

278

Schedule of Investments
High Yield Fund I
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Automobile Manufacturers (continued)			Chemicals - 2.46%
Navistar International Corp			Ashland Inc
8.25%, 11/1/2021	$ 3,520 $	3,859	9.13%, 6/1/2017	$ 2,365 $	2,726
	$ 11,391		Celanese US Holdings LLC
Automobile Parts & Equipment - 0.17%			6.63%, 10/15/2018(d)	600	638
Goodyear Tire & Rubber Co/The			CF Industries Inc
8.25%, 8/15/2020	1,365	1,454	6.88%, 5/1/2018	4,080	4,651
10.50%, 5/15/2016	53	60	7.13%, 5/1/2020	1,200	1,392
Titan International Inc			Chemtura Corp
7.88%, 10/1/2017(d)	650	676	7.88%, 9/1/2018(d)	800	864
	$ 2,190		Hexion US Finance Corp / Hexion Nova Scotia
Banks - 4.62%			Finance ULC
Ally Financial Inc			9.00%, 11/15/2020(d),(f)	190	198
7.50%, 9/15/2020(d)	500	540	Huntsman International LLC
8.00%, 12/31/2018	3,465	3,586	5.50%, 6/30/2016	1,320	1,312
8.00%, 3/15/2020(d)	3,470	3,834	Lyondell Chemical Co
8.00%, 11/1/2031	11,586	12,658	8.00%, 11/1/2017(d)	5,465	5,984
Bank of America Corp			11.00%, 5/1/2018	2,800	3,136
8.00%, 12/29/2049(e)	1,350	1,362	Momentive Performance Materials Inc
8.13%, 12/29/2049(e)	1,120	1,130	9.00%, 1/15/2021(d),(f)	3,115	3,231
BankAmerica Capital II			11.50%, 12/1/2016	1,810	1,959
8.00%, 12/15/2026	142	143	12.50%, 6/15/2014	935	1,068
BankAmerica Institutional Capital B			Omnova Solutions Inc
7.70%, 12/31/2026(d)	525	520	7.88%, 11/1/2018(d),(f)	180	184
Barclays Bank PLC			PolyOne Corp
5.93%, 12/31/2049(d),(e)	1,315	1,236	7.38%, 9/15/2020	1,550	1,645
7.43%, 9/29/2049(d),(e)	1,600	1,624	Reichhold Industries Inc
CIT Group Inc			9.00%, 8/15/2014(d)	860	770
7.00%, 5/1/2013	3,275	3,316	Sterling Chemicals Inc
7.00%, 5/1/2014	5,610	5,638	10.25%, 4/1/2015	1,250	1,263
7.00%, 5/1/2015	1,750	1,748	TPC Group LLC
7.00%, 5/1/2016	3,144	3,132	8.25%, 10/1/2017(d)	320	340
7.00%, 5/1/2017	16,814	16,730		$ 31,361
NB Capital Trust II			Coal - 0.82%
7.83%, 12/15/2026	200	200	Arch Coal Inc
NB Capital Trust IV			8.75%, 8/1/2016	4,040	4,535
8.25%, 4/15/2027	400	408	Arch Western Finance LLC
Wachovia Capital Trust III			6.75%, 7/1/2013	1,124	1,135
5.80%, 3/29/2049	1,419	1,249	Consol Energy Inc
	$ 59,054		8.00%, 4/1/2017(d)	800	876
			8.25%, 4/1/2020(d)	675	753
Beverages - 0.33%
Constellation Brands Inc			Foresight Energy LLC / Foresight Energy Corp
7.25%, 9/1/2016	1,480	1,628	9.63%, 8/15/2017(d)	975	1,043
7.25%, 5/15/2017	1,050	1,151	Murray Energy Corp
8.38%, 12/15/2014	350	394	10.25%, 10/15/2015(d)	500	533
Cott Beverages Inc			Patriot Coal Corp
8.13%, 9/1/2018	915	991	8.25%, 4/30/2018	700	712
	$ 4,164		Penn Virginia Resource Partners LP / Penn
Biotechnology - 0.09%			Virginia Resource Finance Corp
FMC Finance III SA			8.25%, 4/15/2018	800	842
6.88%, 7/15/2017	592	642		$ 10,429
Talecris Biotherapeutics Holdings Corp			Commercial Services - 4.19%
7.75%, 11/15/2016	500	560	ACE Cash Express Inc
	$ 1,202		10.25%, 10/1/2014(c),(d)	1,805	1,548
Building Materials - 1.01%			Avis Budget Car Rental LLC / Avis Budget
Associated Materials LLC			Finance Inc
9.13%, 11/1/2017(d)	1,085	1,139	8.25%, 1/15/2019(d)	480	485
Gibraltar Industries Inc			9.63%, 3/15/2018	2,175	2,338
8.00%, 12/1/2015(e)	300	298	Cadmus Communications Corp
Masco Corp			8.38%, 6/15/2014	600	525
6.13%, 10/3/2016	3,025	3,097	Catalent Pharma Solutions Inc
Ply Gem Industries Inc			9.50%, 4/15/2015	993	1,008
11.75%, 6/15/2013	3,140	3,372	Cenveo Corp
Texas Industries Inc			8.88%, 2/1/2018	500	503
9.25%, 8/15/2020(d)	975	1,026	10.50%, 8/15/2016(d)	1,500	1,547
USG Corp			Ceridian Corp
			11.25%, 11/15/2015(e)	1,515	1,473
6.30%, 11/15/2016	840	752
9.75%, 8/1/2014(d)	3,015	3,151	12.25%, 11/15/2015	6,574	6,393
	$ 12,835		Deluxe Corp
			7.38%, 6/1/2015	650	676

See accompanying notes

279

Schedule of Investments
High Yield Fund I
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Commercial Services (continued)			Distribution & Wholesale - 0.34%
Ford Holdings LLC			ACE Hardware Corp
9.30%, 3/1/2030	$ 4,838 $	6,048	9.13%, 6/1/2016(d)	$ 2,000 $	2,160
9.38%, 3/1/2020	1,060	1,240	Intcomex Inc
FTI Consulting Inc			13.25%, 12/15/2014(d)	470	498
6.75%, 10/1/2020(d)	685	715	McJunkin Red Man Corp
Garda World Security Corp			9.50%, 12/15/2016(d)	1,870	1,720
9.75%, 3/15/2017(d)	375	399		$ 4,378
Interactive Data Corp			Diversified Financial Services - 4.59%
10.25%, 8/1/2018(d)	400	440	American General Finance Corp
Iron Mountain Inc			5.85%, 6/1/2013	810	751
8.00%, 6/15/2020	500	545	6.90%, 12/15/2017	903	752
8.38%, 8/15/2021	500	561	Capital One Capital V
KAR Auction Services Inc			10.25%, 8/15/2039	2,875	3,119
4.47%, 5/1/2014(e)	425	397	Capital One Capital VI
Knowledge Learning Corp			8.88%, 5/15/2040	350	369
7.75%, 2/1/2015(d)	3,205	3,221	CNG Holdings Inc/OH
Lender Processing Services Inc			12.25%, 2/15/2015(d)	570	623
8.13%, 7/1/2016	3,570	3,677	Countrywide Capital III
Rent-A-Center Inc/TX			8.05%, 6/15/2027	1,775	1,824
6.63%, 11/15/2020(d),(f)	600	606	El Paso Performance-Linked Trust
RSC Equipment Rental Inc/RSC Holdings III LLC			7.75%, 7/15/2011(d)	1,250	1,294
9.50%, 12/1/2014	2,817	2,940	Ford Motor Credit Co LLC
10.25%, 11/15/2019	1,115	1,213	6.63%, 8/15/2017	6,880	7,694
Service Corp International/US			8.00%, 12/15/2016	4,700	5,502
6.75%, 4/1/2015	665	700	8.13%, 1/15/2020	8,665	10,596
7.00%, 6/15/2017	500	532	Holly Energy Partners LP/Holly Energy Finance
7.50%, 4/1/2027	4,145	4,093	Corp
Sotheby's			6.25%, 3/1/2015(c)	2,650	2,650
7.75%, 6/15/2015	250	265	8.25%, 3/15/2018(c),(d)	500	530
Stewart Enterprises Inc			Icahn Enterprises LP / Icahn Enterprises Finance
6.25%, 2/15/2013(e)	700	702	Corp
Team Finance LLC / Health Finance Corp			7.75%, 1/15/2016	3,990	4,100
11.25%, 12/1/2013	625	646	ILFC E-Capital Trust II
United Rentals North America Inc			6.25%, 12/21/2065(d),(e)	925	740
7.00%, 2/15/2014	1,715	1,749	International Lease Finance Corp
8.38%, 9/15/2020	2,095	2,126	5.25%, 1/10/2013	1,900	1,917
10.88%, 6/15/2016	3,700	4,218	5.65%, 6/1/2014	1,535	1,535
	$ 53,529		5.88%, 5/1/2013	2,375	2,420
Computers - 1.19%			8.63%, 9/15/2015(d)	5,485	6,171
Seagate HDD Cayman			8.75%, 3/15/2017(d)	2,510	2,855
6.88%, 5/1/2020(d)	665	678	8.88%, 9/1/2017	2,485	2,839
Seagate Technology HDD Holdings			Landry's Holdings Inc
6.80%, 10/1/2016	1,250	1,277	11.50%, 6/1/2014(d)	380	358
Stratus Technologies Inc			Milacron Escrow Corp
12.00%, 3/29/2015(d)	600	504	0.00%, 5/15/2011(a),(b),(c)	188	—
Stream Global Services Inc				$ 58,639
11.25%, 10/1/2014	350	346	Electric - 4.49%
SunGard Data Systems Inc			Calpine Construction Finance Co LP and CCFC
9.13%, 8/15/2013	1,840	1,884	Finance Corp
10.25%, 8/15/2015	6,005	6,328	8.00%, 6/1/2016(d)	750	812
10.63%, 5/15/2015	2,840	3,173	Calpine Corp
Unisys Corp			7.25%, 10/15/2017(d)	6,439	6,696
14.25%, 9/15/2015(d)	802	966	7.50%, 2/15/2021(d)	2,770	2,836
	$ 15,156		Dynegy Holdings Inc
Consumer Products - 0.93%			7.13%, 5/15/2018	2,250	1,491
American Achievement Corp			7.50%, 6/1/2015	4,365	3,383
10.88%, 4/15/2016(d),(f)	1,430	1,469	7.75%, 6/1/2019	5,280	3,604
Reynolds Group Issuer Inc / Reynolds Group Issuer			Dynegy Roseton/Danskammer Pass Through Trust
LLC / Reynolds Group Issuer (Luxembourg) S.A.			Series B
7.13%, 4/15/2019(d)	3,010	3,138	7.67%, 11/8/2016	5,678	5,281
8.50%, 5/15/2018(d)	1,450	1,483	Edison Mission Energy
9.00%, 4/15/2019(d)	1,920	1,994	7.00%, 5/15/2017	1,400	1,032
Spectrum Brands Holdings Inc			7.20%, 5/15/2019	2,470	1,778
9.50%, 6/15/2018(d)	1,270	1,410	7.50%, 6/15/2013	350	341
12.00%, 8/28/2019	1,448	1,633	7.63%, 5/15/2027	6,520	4,385
Yankee Acquisition Corp/MA			7.75%, 6/15/2016	1,600	1,288
8.50%, 2/15/2015	700	727	Energy Future Holdings Corp
	$ 11,854		10.88%, 11/1/2017	109	80

See accompanying notes

280

Schedule of Investments
High Yield Fund I
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Electric (continued)			Entertainment (continued)
Energy Future Intermediate Holding Co LLC /			Chukchansi Economic Development Authority
EFIH Finance Inc			8.00%, 11/15/2013(d)	$ 1,943 $	1,243
10.00%, 12/1/2020	$ 3,746 $	3,923	FireKeepers Development Authority
GenOn Escrow Corp			13.88%, 5/1/2015(d)	4,740	5,558
9.88%, 10/15/2020(d)	1,160	1,131	Isle of Capri Casinos Inc
Homer City Funding LLC			7.00%, 3/1/2014	1,700	1,611
8.14%, 10/1/2019	399	375	Mashantucket Western Pequot Tribe
Ipalco Enterprises Inc			0.00%, 11/15/2015(a),(d)	2,520	353
7.25%, 4/1/2016(d)	1,840	2,006	Midwest Gaming Borrower LLC / Midwest
8.63%, 11/14/2011(e)	1,995	2,110	Finance Corp
Midwest Generation LLC			11.63%, 4/15/2016(d)	400	410
8.56%, 1/2/2016(b)	2,603	2,610	Peninsula Gaming LLC
Mirant Americas Generation LLC			8.38%, 8/15/2015	750	795
8.50%, 10/1/2021	1,500	1,470	10.75%, 8/15/2017	500	532
NRG Energy Inc			Pinnacle Entertainment Inc
7.38%, 2/1/2016	1,000	1,041	8.63%, 8/1/2017	500	539
7.38%, 1/15/2017	500	521	8.75%, 5/15/2020	350	349
8.25%, 9/1/2020(d)	1,990	2,109	Pokagon Gaming Authority
Public Service Co of New Mexico			10.38%, 6/15/2014(d)	4,634	4,819
7.95%, 5/15/2018	200	220	Shingle Springs Tribal Gaming Authority
RRI Energy Inc			9.38%, 6/15/2015(d)	1,775	1,207
7.63%, 6/15/2014	5,125	5,164	Speedway Motorsports Inc
7.88%, 6/15/2017	1,500	1,387	8.75%, 6/1/2016	1,400	1,526
Texas Competitive Electric Holdings Co LLC			Universal City Development Partners Ltd / UCDP
10.25%, 11/1/2015(e)	450	279	Finance Inc
	$ 57,353		8.88%, 11/15/2015	415	440
Electrical Components & Equipment - 0.15%			10.88%, 11/15/2016	1,725	1,902
Belden Inc			WMG Acquisition Corp
7.00%, 3/15/2017	200	203	7.38%, 4/15/2014	700	650
9.25%, 6/15/2019	400	443	9.50%, 6/15/2016	6,583	7,094
General Cable Corp			WMG Holdings Corp
2.91%, 4/1/2015(e)	750	701	9.50%, 12/15/2014	1,200	1,140
International Wire Group Inc				$ 33,581
9.75%, 4/15/2015(d)	535	556	Environmental Control - 0.04%
	$ 1,903		WCA Waste Corp
Electronics - 1.35%			9.25%, 6/15/2014(c)	500	518
Da-Lite Screen Co Inc
12.50%, 4/1/2015	750	775	Food - 1.09%
Flextronics International Ltd			Chiquita Brands International Inc
6.25%, 11/15/2014	4,273	4,353	8.88%, 12/1/2015	1,220	1,264
Kemet Corp			Del Monte Corp
10.50%, 5/1/2018(d)	1,450	1,595	7.50%, 10/15/2019	1,155	1,268
NXP BV / NXP Funding LLC			Dole Food Co Inc
3.28%, 10/15/2013(e)	1,850	1,758	8.00%, 10/1/2016(d)	775	823
7.88%, 10/15/2014	1,000	1,038	13.88%, 3/15/2014	377	465
9.75%, 8/1/2018(d)	3,940	4,299	Ingles Markets Inc
Sanmina-SCI Corp			8.88%, 5/15/2017	1,600	1,768
3.04%, 6/15/2014(d),(e)	520	494	JBS USA LLC/JBS USA Finance Inc
6.75%, 3/1/2013	500	504	11.63%, 5/1/2014	1,157	1,367
Stoneridge Inc			Michael Foods Inc
9.50%, 10/15/2017(d)	1,000	1,070	9.75%, 7/15/2018(d)	3,200	3,488
Viasystems Inc			Smithfield Foods Inc
12.00%, 1/15/2015(d)	1,202	1,345	7.75%, 5/15/2013	955	1,002
	$ 17,231		7.75%, 7/1/2017	1,200	1,229
Engineering & Contruction - 0.31%			Tops Markets LLC
Abengoa Finance SAU			10.13%, 10/15/2015(d)	1,100	1,189
8.88%, 11/1/2017(d)	1,400	1,379		$ 13,863
Dycom Investments Inc			Forest Products & Paper - 1.36%
8.13%, 10/15/2015	1,920	1,968	ABI Escrow Corp
Tutor Perini Corp			10.25%, 10/15/2018(d)	1,800	1,921
7.63%, 11/1/2018(d)	600	609	Abitibi-Consolidated Co of Canada
	$ 3,956		0.00%, 4/1/2011(a),(d)	1,387	1,599
			0.00%, 6/15/2011(a)	533	89
Entertainment - 2.63%
Cedar Fair LP/Canada's Wonderland Co/Magnum			0.00%, 6/20/2013(a)	780	133
Management Corp			0.00%, 4/1/2015(a)	2,313	387
9.13%, 8/1/2018(d)	2,745	2,951	Abitibi-Consolidated Inc
Choctaw Resort Development Enterprise			0.00%, 4/1/2028(a)	320	53
7.25%, 11/15/2019(d)	655	462	0.00%, 8/1/2030(a)	85	14

See accompanying notes

281

Schedule of Investments
High Yield Fund I
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Forest Products & Paper (continued)			Home Builders (continued)
Appleton Papers Inc			Lennar Corp (continued)
10.50%, 6/15/2015(d)	$ 690 $	666	6.95%, 6/1/2018	$ 1,515 $	1,420
Boise Paper Holdings LLC / Boise Co-Issuer Co			M/I Homes Inc
8.00%, 4/1/2020	500	540	6.88%, 4/1/2012	265	277
Bowater Canada Finance Corp			8.63%, 11/15/2018(d),(f)	135	135
0.00%, 11/15/2011(a)	700	297	Meritage Homes Corp
Cascades Inc			6.25%, 3/15/2015	430	432
7.75%, 12/15/2017	520	556	7.15%, 4/15/2020	3,240	3,143
7.88%, 1/15/2020	300	322	Standard Pacific Corp
Domtar Corp			6.25%, 4/1/2014	900	882
7.13%, 8/15/2015	363	397	7.00%, 8/15/2015	750	735
Georgia-Pacific LLC			10.75%, 9/15/2016	200	225
5.40%, 11/1/2020(d),(f)	1,100	1,111		$ 9,226
7.13%, 1/15/2017(d)	2,050	2,204	Insurance - 2.29%
NewPage Corp			American International Group Inc
11.38%, 12/31/2014	4,350	4,176	8.18%, 5/15/2068	6,450	6,869
PE Paper Escrow GmbH			Crum & Forster Holdings Corp
12.00%, 8/1/2014(d)	2,195	2,546	7.75%, 5/1/2017	750	788
Potlatch Corp			Fairfax Financial Holdings Ltd
7.50%, 11/1/2019	360	378	7.75%, 6/15/2017	615	647
	$ 17,389		Genworth Financial Inc
Gas - 0.83%			6.15%, 11/15/2066(e)	2,750	2,186
Sabine Pass LNG LP			HUB International Holdings Inc
7.50%, 11/30/2016	11,465	10,591	10.25%, 6/15/2015(d)	4,000	4,010
			ILFC E-Capital Trust I
Healthcare - Products - 0.11%			5.90%, 12/21/2065(d),(e)	700	525
Biomet Inc			Liberty Mutual Group Inc
10.00%, 10/15/2017	500	555	7.50%, 8/15/2036(d)	900	900
11.63%, 10/15/2017	755	850	7.80%, 3/15/2037(d)	400	400
	$ 1,405		10.75%, 6/15/2058(d),(e)	7,225	8,959
Healthcare - Services - 2.86%			Nationwide Mutual Insurance Co
Capella Healthcare Inc			8.25%, 12/1/2031(d)	396	410
9.25%, 7/1/2017(d)	475	518	9.38%, 8/15/2039(d)	600	704
DaVita Inc			USI Holdings Corp
6.38%, 11/1/2018	600	613	4.25%, 11/15/2014(c),(d),(e)	300	260
6.63%, 11/1/2020	600	617	9.75%, 5/15/2015(d)	2,543	2,549
HCA Inc				$ 29,207
5.75%, 3/15/2014	441	449	Internet - 0.10%
6.38%, 1/15/2015	1,058	1,087	Equinix Inc
7.05%, 12/1/2027	465	410	8.13%, 3/1/2018	680	721
7.50%, 12/15/2023	1,285	1,214	Terremark Worldwide Inc
7.69%, 6/15/2025	1,430	1,344	12.00%, 6/15/2017	500	574
8.50%, 4/15/2019	3,453	3,885		$ 1,295
9.25%, 11/15/2016	8,815	9,542	Iron & Steel - 0.83%
Health Management Associates Inc			AK Steel Corp
6.13%, 4/15/2016	3,515	3,620	7.63%, 5/15/2020	410	427
Multiplan Inc			California Steel Industries Inc
9.88%, 9/1/2018(d)	950	1,017	6.13%, 3/15/2014	870	864
National Mentor Holdings Inc			Essar Steel Algoma Inc
11.25%, 7/1/2014	3,275	3,365	9.38%, 3/15/2015(d)	410	423
OnCure Holdings Inc			Steel Dynamics Inc
11.75%, 5/15/2017(d)	1,200	1,104	6.75%, 4/1/2015	1,090	1,130
Radiation Therapy Services Inc			7.75%, 4/15/2016	1,710	1,825
9.88%, 4/15/2017(d)	700	693	Tube City IMS Corp
Select Medical Corp			9.75%, 2/1/2015	3,595	3,743
7.63%, 2/1/2015	500	507	United States Steel Corp
Tenet Healthcare Corp			6.65%, 6/1/2037	2,415	2,143
8.88%, 7/1/2019	4,915	5,530		$ 10,555
9.00%, 5/1/2015	125	138	Leisure Products & Services - 0.14%
10.00%, 5/1/2018	125	145	Royal Caribbean Cruises Ltd
Vanguard Health Holding Co II LLC/Vanguard			6.88%, 12/1/2013	106	114
Holding Co II Inc			7.25%, 6/15/2016	732	798
8.00%, 2/1/2018(d)	700	732	11.88%, 7/15/2015	696	870
	$ 36,530			$ 1,782
Home Builders - 0.72%			Lodging - 2.40%
K Hovnanian Enterprises Inc			Harrah's Operating Co Inc
10.63%, 10/15/2016	1,850	1,882	5.63%, 6/1/2015	2,690	2,004
Lennar Corp			10.75%, 2/1/2016	2,415	2,195
5.60%, 5/31/2015	100	95

See accompanying notes

282

Schedule of Investments
High Yield Fund I
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Lodging (continued)			Media (continued)
Harrah's Operating Co Inc (continued)			Clear Channel Worldwide Holdings Inc
11.25%, 6/1/2017	$ 1,400 $	1,547	(continued)
12.75%, 4/15/2018(d)	2,695	2,668	9.25%, 12/15/2017	$ 1,900 $	2,076
Mandalay Resort Group			CSC Holdings LLC
7.63%, 7/15/2013	1,200	1,117	7.63%, 7/15/2018	600	664
Marina District Finance Co Inc			7.88%, 2/15/2018	350	391
9.50%, 10/15/2015(d)	1,005	991	8.50%, 6/15/2015	3,260	3,590
MCE Finance Ltd			DISH DBS Corp
10.25%, 5/15/2018(d)	325	367	7.75%, 5/31/2015	2,830	3,081
MGM Resorts International			7.88%, 9/1/2019	6,245	6,846
5.88%, 2/27/2014	130	117	Entravision Communications Corp
6.63%, 7/15/2015	1,520	1,332	8.75%, 8/1/2017(d)	400	428
7.50%, 6/1/2016	1,863	1,658	Fisher Communications Inc
7.63%, 1/15/2017	210	187	8.63%, 9/15/2014	450	455
9.00%, 3/15/2020(d)	2,200	2,406	Gannett Co Inc
10.00%, 11/1/2016(d)	1,750	1,715	6.38%, 9/1/2015(d)	200	207
11.13%, 11/15/2017	3,225	3,709	7.13%, 9/1/2018(d)	3,465	3,564
11.38%, 3/1/2018	385	399	9.38%, 11/15/2017	3,730	4,186
San Pasqual Casino			LBI Media Inc
8.00%, 9/15/2013(d)	3,436	3,333	8.50%, 8/1/2017(d)	500	423
Seminole Hard Rock Entertainment Inc			McClatchy Co/The
2.79%, 3/15/2014(d),(e)	2,750	2,440	11.50%, 2/15/2017	500	536
Starwood Hotels & Resorts Worldwide Inc			Media General Inc
7.88%, 10/15/2014	770	882	11.75%, 2/15/2017	1,000	1,070
Wynn Las Vegas LLC / Wynn Las Vegas Capital			Mediacom Broadband LLC / Mediacom Broadband
Corp			Corp
7.75%, 8/15/2020(d)	1,435	1,557	8.50%, 10/15/2015	343	358
	$ 30,624		Mediacom LLC / Mediacom Capital Corp
Machinery - Diversified - 0.88%			9.13%, 8/15/2019	537	568
Case New Holland Inc			Nexstar Broadcasting Inc
7.88%, 12/1/2017(d)	5,430	6,068	0.50%, 1/15/2014(d),(e)	751	699
Columbus McKinnon Corp/NY			7.00%, 1/15/2014	247	235
8.88%, 11/1/2013	525	535	Nexstar Broadcasting Inc / Mission Broadcasting
Liberty Tire Recycling			Inc
11.00%, 10/1/2016(d)	600	625	8.88%, 4/15/2017(d)	950	1,007
Manitowoc Co Inc/The			Nielsen Finance LLC / Nielsen Finance Co
8.50%, 11/1/2020	3,475	3,627	11.50%, 5/1/2016	3,230	3,714
Stewart & Stevenson LLC / Stewart & Stevenson			ProQuest LLC/ProQuest Notes Co
Funding Corp			9.00%, 10/15/2018(d)	500	511
10.00%, 7/15/2014	400	388	Quebecor Media Inc
	$ 11,243		7.75%, 3/15/2016	1,500	1,566
Media - 7.48%			Sinclair Television Group Inc
Allbritton Communications Co			8.38%, 10/15/2018(d)	1,000	1,040
8.00%, 5/15/2018	1,000	1,032	9.25%, 11/1/2017(d)	459	505
Barrington Broadcasting Group LLC and			Sirius XM Radio Inc
Barrington Broadcasting Capital Corp			8.75%, 4/1/2015(d)	3,130	3,377
10.50%, 8/15/2014	250	232	9.75%, 9/1/2015(d)	1,300	1,458
Belo Corp			Umbrella Acquisition Inc
8.00%, 11/15/2016	475	524	9.75%, 3/15/2015(d)	3,928	4,169
Block Communications Inc			Unitymedia Hessen GmbH & Co KG / Unitymedia
8.25%, 12/15/2015(d)	2,785	2,816	NRW GmbH
Cablevision Systems Corp			8.13%, 12/1/2017(d)	1,400	1,467
8.00%, 4/15/2020	695	769	Univision Communications Inc
CCO Holdings LLC / CCO Holdings Capital Corp			7.88%, 11/1/2020(d)	1,890	1,984
7.25%, 10/30/2017(d)	4,165	4,300	Videotron Ltee
7.88%, 4/30/2018(d)	310	329	6.88%, 1/15/2014	3,355	3,401
8.13%, 4/30/2020(d)	2,795	3,019	9.13%, 4/15/2018	3,515	3,959
Cengage Learning Acquisitions Inc			XM Satellite Radio Inc
10.50%, 1/15/2015(d),(e)	3,175	3,286	7.63%, 11/1/2018(d)	4,815	4,947
Cequel Communications Holdings I LLC and			13.00%, 8/1/2013(d)	1,635	1,950
Cequel Capital Corp				$ 95,517
8.63%, 11/15/2017(d)	7,692	8,231	Metal Fabrication & Hardware - 0.04%
Charter Communications Operating LLC / Charter			Wolverine Tube Inc
Communications Operating Capital			0.00%, 3/31/2012(a)	982	491
10.87%, 9/15/2014(d),(e)	1,800	2,052
Clear Channel Communications Inc			Mining - 0.26%
5.75%, 1/15/2013	4,425	3,982	FMG Resources August 2006 Pty Ltd
Clear Channel Worldwide Holdings Inc			7.00%, 11/1/2015(d)	2,115	2,168
9.25%, 12/15/2017	475	513

See accompanying notes

283

Schedule of Investments
High Yield Fund I
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Mining (continued)			Oil & Gas (continued)
Noranda Aluminum Acquisition Corp			Linn Energy LLC/Linn Energy Finance Corp
5.37%, 5/15/2015(e)	$ 548 $	477	7.75%, 2/1/2021(d)	$ 3,435 $	3,547
Rain CII Carbon LLC			8.63%, 4/15/2020(d)	2,295	2,479
11.13%, 11/15/2015(c),(d)	633	673	Newfield Exploration Co
	$ 3,318		6.63%, 9/1/2014	930	951
Miscellaneous Manufacturing - 0.92%			6.88%, 2/1/2020	750	801
Bombardier Inc			7.13%, 5/15/2018	500	535
7.50%, 3/15/2018(d)	225	246	NFR Energy LLC/NFR Energy Finance Corp
7.75%, 3/15/2020(d)	225	250	9.75%, 2/15/2017(d)	1,400	1,398
Colt Defense LLC / Colt Finance Corp			9.75%, 2/15/2017(d)	1,800	1,798
8.75%, 11/15/2017(d)	749	563	Parker Drilling Co
Eastman Kodak Co			9.13%, 4/1/2018	250	262
9.75%, 3/1/2018(d)	3,365	3,335	Penn Virginia Corp
FGI Holding Co Inc			10.38%, 6/15/2016	610	671
11.25%, 10/1/2015(d)	890	890	Pioneer Drilling Co
Harland Clarke Holdings Corp			9.88%, 3/15/2018	450	472
6.00%, 5/15/2015(e)	2,450	2,070	Pioneer Natural Resources Co
9.50%, 5/15/2015	1,125	1,074	5.88%, 7/15/2016	1,245	1,305
Hexcel Corp			7.50%, 1/15/2020	889	1,001
6.75%, 2/1/2015	500	509	Plains Exploration & Production Co
JB Poindexter & Co Inc			7.63%, 4/1/2020	500	539
8.75%, 3/15/2014	2,015	2,010	Pride International Inc
SPX Corp			6.88%, 8/15/2020	350	396
6.88%, 9/1/2017(d)	475	518	QEP Resources Inc
Trimas Corp			6.88%, 3/1/2021	700	761
9.75%, 12/15/2017(d)	300	327	Quicksilver Resources Inc
	$ 11,792		11.75%, 1/1/2016	1,120	1,294
Oil & Gas - 5.90%			Range Resources Corp
Alon Refining Krotz Springs Inc			6.75%, 8/1/2020	85	91
13.50%, 10/15/2014	1,444	1,408	7.25%, 5/1/2018	50	54
Alta Mesa Holdings/Alta Mesa Finance Services			7.50%, 5/15/2016	2,933	3,072
Corp			SandRidge Energy Inc
9.63%, 10/15/2018(d)	1,150	1,140	8.00%, 6/1/2018(d)	6,020	6,020
Anadarko Petroleum Corp			Seadrill Ltd
6.38%, 9/15/2017	675	750	6.50%, 10/5/2015	1,200	1,196
Antero Resources Finance Corp			Swift Energy Co
9.38%, 12/1/2017	675	717	7.13%, 6/1/2017	1,500	1,515
ATP Oil & Gas Corp/United States			8.88%, 1/15/2020	650	702
11.88%, 5/1/2015(d)	10,350	9,444	W&T Offshore Inc
Bill Barrett Corp			8.25%, 6/15/2014(d)	2,500	2,425
9.88%, 7/15/2016	2,550	2,805	Western Refining Inc
Brigham Exploration Co			10.75%, 6/15/2014(d),(e)	909	927
8.75%, 10/1/2018(d)	450	486	11.25%, 6/15/2017(d)	1,431	1,460
Carrizo Oil & Gas Inc				$ 75,346
8.63%, 10/15/2018(d),(f)	340	344	Oil & Gas Services - 0.56%
Chesapeake Energy Corp			American Petroleum Tankers LLC/AP Tankers Co
6.63%, 8/15/2020	1,435	1,519	10.25%, 5/1/2015(d)	1,169	1,216
6.88%, 8/15/2018	690	730	Forbes Energy Services LLC / Forbes Energy
9.50%, 2/15/2015	4,610	5,348	Capital Inc
Cimarex Energy Co			11.00%, 2/15/2015	1,000	952
7.13%, 5/1/2017	2,480	2,629	Global Geophysical Services Inc
Citgo Petroleum Corp			10.50%, 5/1/2017	450	454
11.50%, 7/1/2017(d)	1,325	1,537	Helix Energy Solutions Group Inc
Comstock Resources Inc			9.50%, 1/15/2016(d)	2,363	2,446
8.38%, 10/15/2017	2,396	2,480	Key Energy Services Inc
Continental Resources Inc/OK			8.38%, 12/1/2014	1,500	1,607
7.13%, 4/1/2021(d)	300	324	Sevan Marine ASA
Denbury Resources Inc			12.00%, 8/10/2015(b)	400	424
8.25%, 2/15/2020	1,584	1,766		$ 7,099
Forest Oil Corp			Packaging & Containers - 1.73%
7.25%, 6/15/2019	2,990	3,143	Ardagh Packaging Finance PLC
Gibson Energy ULC / GEP Midstream Finance			7.38%, 10/15/2017(d)	2,155	2,284
Corp			9.13%, 10/15/2020(d)	1,635	1,733
10.00%, 1/15/2018	875	888	Ball Corp
11.75%, 5/27/2014	925	1,022	6.63%, 3/15/2018	1,180	1,224
Hilcorp Energy I LP/Hilcorp Finance Co			Berry Plastics Corp
7.63%, 4/15/2021(d)	420	438	8.25%, 11/15/2015	630	664
Holly Corp			8.88%, 9/15/2014	1,758	1,789
9.88%, 6/15/2017	690	756	8.88%, 9/15/2014	2,003	2,038

See accompanying notes

284

Schedule of Investments
High Yield Fund I
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Packaging & Containers (continued)			Real Estate (continued)
Berry Plastics Corp (continued)			First Industrial LP
9.50%, 5/15/2018	$ 7,990 $	7,830	6.42%, 6/1/2014	$ 1,000 $	947
Constar International Inc				$ 1,985
3.75%, 2/15/2012(e)	2,150	1,849	REITS - 1.11%
Crown Americas LLC / Crown Americas Capital			DuPont Fabros Technology LP
Corp II			8.50%, 12/15/2017	400	433
7.63%, 5/15/2017	1,135	1,237	Host Hotels & Resorts LP
Graham Packaging Co LP/GPC Capital Corp I			6.38%, 3/15/2015	230	236
8.25%, 10/1/2018(d)	755	782	6.75%, 6/1/2016	4,175	4,337
Intertape Polymer US Inc			6.88%, 11/1/2014	1,945	2,007
8.50%, 8/1/2014	350	294	7.13%, 11/1/2013	676	684
Solo Cup Co / Solo Cup Operating Corp			Sabra Health Care LP/Sabra Capital Corp
10.50%, 11/1/2013	375	392	8.13%, 11/1/2018(d)	333	344
	$ 22,116		Senior Housing Properties Trust
Pharmaceuticals - 1.73%			6.75%, 4/15/2020	550	583
Elan Finance PLC / Elan Finance Corp			Ventas Realty LP/Ventas Capital Corp
8.75%, 10/15/2016	1,800	1,831	6.50%, 6/1/2016	1,705	1,795
8.75%, 10/15/2016(d)	1,500	1,519	6.50%, 6/1/2016	925	974
Mylan Inc/PA			6.75%, 4/1/2017	2,715	2,808
7.63%, 7/15/2017(d)	660	726		$ 14,201
7.88%, 7/15/2020(d)	1,285	1,433	Retail - 5.26%
NBTY Inc			AmeriGas Partners LP / AmeriGas Eagle Finance
9.00%, 10/1/2018(d)	4,485	4,765	Corp
Omnicare Inc			7.13%, 5/20/2016	2,160	2,252
6.88%, 12/15/2015	3,520	3,608	Burlington Coat Factory Investment Holdings Inc
7.75%, 6/1/2020	225	235	14.50%, 10/15/2014	299	319
Valeant Pharmaceuticals International			Burlington Coat Factory Warehouse Corp
6.75%, 10/1/2017(d)	2,395	2,500	11.13%, 4/15/2014	2,000	2,105
7.00%, 10/1/2020(d)	2,480	2,604	CKE Restaurants Inc
Warner Chilcott Co LLC/Warner Chilcott Finance			11.38%, 7/15/2018(d)	1,300	1,402
LLC			DineEquity Inc
7.75%, 9/15/2018(d)	2,810	2,922	9.50%, 10/30/2018(d)	1,010	1,076
	$ 22,143		Ferrellgas LP/Ferrellgas Finance Corp
Pipelines - 2.43%			6.75%, 5/1/2014	2,615	2,648
Copano Energy LLC / Copano Energy Finance			6.75%, 5/1/2014	4,005	4,055
Corp			9.13%, 10/1/2017	2,405	2,657
7.75%, 6/1/2018	500	511	Ferrellgas Partners LP / Ferrellgas Partners Finance
Crosstex Energy LP / Crosstex Energy Finance			Corp
Corp			8.63%, 6/15/2020	1,700	1,878
8.88%, 2/15/2018	650	702	Games Merger Corp
El Paso Corp			11.00%, 6/1/2018(d)	125	139
6.88%, 6/15/2014	500	542	General Nutrition Centers Inc
7.00%, 6/15/2017	900	981	5.75%, 3/15/2014(e)	4,000	3,965
7.25%, 6/1/2018	1,000	1,110	HSN Inc
7.80%, 8/1/2031	4,020	4,301	11.25%, 8/1/2016	830	959
7.88%, 6/15/2012	500	534	Inergy LP/Inergy Finance Corp
El Paso Pipeline Partners Operating Co LLC			6.88%, 12/15/2014	525	537
6.50%, 4/1/2020	450	491	7.00%, 10/1/2018(d)	2,935	3,067
Energy Transfer Equity LP			8.25%, 3/1/2016	1,615	1,695
7.50%, 10/15/2020	9,220	10,050	8.75%, 3/1/2015	1,020	1,109
MarkWest Energy Partners LP / MarkWest Energy			Landry's Restaurants Inc
Finance Corp			11.63%, 12/1/2015	655	702
6.75%, 11/1/2020(f)	865	884	Michaels Stores Inc
6.88%, 11/1/2014	2,305	2,357	0.00%, 11/1/2016(e)	5,000	4,894
8.75%, 4/15/2018	3,585	3,934	7.75%, 11/1/2018(d)	1,105	1,094
Regency Energy Partners LP/Regency Energy			Nebraska Book Co Inc
Finance Corp			8.63%, 3/15/2012	1,315	1,157
6.88%, 12/1/2018	2,435	2,551	10.00%, 12/1/2011	597	605
Targa Resources Partners LP / Targa Resources			O'Charleys Inc
Partners Finance Corp			9.00%, 11/1/2013	1,129	1,149
7.88%, 10/15/2018(d)	675	715	PEP Boys-Manny Moe & Jack
8.25%, 7/1/2016	1,250	1,325	7.50%, 12/15/2014	1,995	2,005
	$ 30,988		QVC Inc
Real Estate - 0.16%			7.13%, 4/15/2017(d)	225	240
CB Richard Ellis Services Inc			7.38%, 10/15/2020(d)	225	241
6.63%, 10/15/2020(d)	560	568	Real Mex Restaurants Inc
Colonial Realty LP			14.00%, 1/1/2013	400	414
6.25%, 6/15/2014	450	470	Rite Aid Corp
			7.50%, 3/1/2017	6,705	6,462

See accompanying notes

285

Schedule of Investments
High Yield Fund I
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Retail (continued)			Telecommunications (continued)
Rite Aid Corp (continued)			Intelsat Jackson Holdings SA (continued)
9.50%, 6/15/2017	$ 1,000 $	850	8.50%, 11/1/2019(d)	$ 1,580 $	1,726
9.75%, 6/12/2016	1,430	1,551	11.25%, 6/15/2016	151	164
10.25%, 10/15/2019	570	607	Intelsat Luxembourg SA
10.38%, 7/15/2016	1,710	1,819	11.25%, 2/4/2017	3,118	3,340
Sears Holdings Corp			11.50%, 2/4/2017	12,836	13,879
6.63%, 10/15/2018(d)	5,100	5,088	Intelsat Subsidiary Holding Co SA
Toys R US - Delaware Inc			8.88%, 1/15/2015	250	259
7.38%, 9/1/2016(d)	2,100	2,187	8.88%, 1/15/2015(d)	250	258
Toys R Us Property Co I LLC			iPCS Inc
10.75%, 7/15/2017	4,490	5,130	2.59%, 5/1/2013(e)	550	531
Toys R Us Property Co LLC			Level 3 Financing Inc
8.50%, 12/1/2017(d)	1,020	1,104	9.25%, 11/1/2014	9,595	9,403
	$ 67,162		10.00%, 2/1/2018	5,615	5,376
Semiconductors - 1.00%			MetroPCS Wireless Inc
Advanced Micro Devices Inc			7.88%, 9/1/2018	655	702
7.75%, 8/1/2020(d)	1,250	1,324	9.25%, 11/1/2014	200	210
8.13%, 12/15/2017	3,015	3,256	9.25%, 11/1/2014	3,525	3,692
Amkor Technology Inc			Nextel Communications Inc
7.38%, 5/1/2018(d)	665	692	7.38%, 8/1/2015	2,750	2,760
Freescale Semiconductor Inc			NII Capital Corp
9.25%, 4/15/2018(d)	4,835	5,174	8.88%, 12/15/2019	2,195	2,442
10.13%, 12/15/2016	1,165	1,137	10.00%, 8/15/2016	725	822
10.75%, 8/1/2020(d)	1,160	1,204	PAETEC Holding Corp
	$ 12,787		8.88%, 6/30/2017	3,340	3,599
Software - 0.65%			9.50%, 7/15/2015	755	798
Fidelity National Information Services Inc			Qwest Communications International Inc
7.63%, 7/15/2017(d)	3,817	4,132	7.13%, 4/1/2018(d)	4,520	4,802
7.88%, 7/15/2020(d)	2,732	2,985	8.00%, 10/1/2015	460	500
First Data Corp			Qwest Corp
9.88%, 9/24/2015	1,400	1,183	7.63%, 6/15/2015	2,000	2,305
	$ 8,300		SBA Telecommunications Inc
Telecommunications - 11.62%			8.25%, 8/15/2019	350	394
Avaya Inc			Sprint Capital Corp
9.75%, 11/1/2015	3,075	3,094	6.88%, 11/15/2028	8,300	7,823
CC Holdings GS V LLC/Crown Castle GS III Corp			Sprint Nextel Corp
7.75%, 5/1/2017(d)	650	730	6.00%, 12/1/2016	7,575	7,575
Cincinnati Bell Inc			Telesat Canada / Telesat LLC
8.25%, 10/15/2017	1,000	1,015	11.00%, 11/1/2015	1,465	1,644
8.75%, 3/15/2018	435	421	Virgin Media Finance PLC
Citizens Communications Co			8.38%, 10/15/2019	700	780
7.13%, 3/15/2019	1,375	1,471	9.13%, 8/15/2016	3,435	3,671
Clearwire Communications LLC/Clearwire			9.50%, 8/15/2016	4,585	5,210
Finance Inc			West Corp
12.00%, 12/1/2015(d)	10,420	11,540	8.63%, 10/1/2018(d)	2,290	2,376
Cricket Communications Inc			11.00%, 10/15/2016	290	313
7.75%, 5/15/2016	4,835	5,210	Wind Acquisition Finance SA
			11.75%, 7/15/2017(d)	600	684
9.38%, 11/1/2014	1,250	1,309
Crown Castle International Corp			Wind Acquisition Holdings Finance SA
			12.25%, 7/15/2017(d)	830	963
9.00%, 1/15/2015	500	559
DigitalGlobe Inc			Windstream Corp
10.50%, 5/1/2014	1,320	1,492	7.88%, 11/1/2017	1,650	1,803
Frontier Communications Corp			8.13%, 8/1/2013	1,170	1,288
			8.13%, 9/1/2018(d)	375	404
7.88%, 4/15/2015	270	302
8.25%, 5/1/2014	100	113	8.63%, 8/1/2016	3,375	3,586
8.25%, 4/15/2017	270	308		$ 148,364
8.50%, 4/15/2020	720	832	Transportation - 0.97%
8.75%, 4/15/2022	270	314	AMGH Merger Sub Inc
9.00%, 8/15/2031	8,570	9,556	9.25%, 11/1/2018(d)	1,000	1,035
GCI Inc			General Maritime Corp
8.63%, 11/15/2019	4,075	4,483	12.00%, 11/15/2017	1,730	1,778
Global Crossing Ltd			Kansas City Southern de Mexico SA de CV
12.00%, 9/15/2015	125	143	7.38%, 6/1/2014	194	203
Integra Telecom Holdings Inc			7.63%, 12/1/2013	200	207
10.75%, 4/15/2016(d)	5,165	5,462	12.50%, 4/1/2016	975	1,178
Intelsat Intermediate Holding Co SA			Kansas City Southern Railway
9.50%, 2/1/2015(e)	2,597	2,701	8.00%, 6/1/2015	500	540
Intelsat Jackson Holdings SA
7.25%, 10/15/2020(d)	1,200	1,227

See accompanying notes

286

Schedule of Investments
High Yield Fund I
October 31, 2010

	Principal			Principal
	Amount		SENIOR FLOATING RATE INTERESTS	Amount
BONDS (continued)	(000's)	Value (000's)	(continued)	(000's) Value (000's)
Transportation (continued)			Banks (continued)
Navios Maritime Holdings Inc / Navios Maritime			CIT Group Inc, Term Loan (continued)
Finance US Inc			6.25%, 7/27/2015(e)	$ 153 $	155
8.88%, 11/1/2017(d)	$ 1,617	$ 1,726	6.25%, 7/27/2015(e)	358	364
PHI Inc			6.25%, 7/27/2015(e)	360	366
8.63%, 10/15/2018(d)	1,300	1,310
Quality Distribution LLC/QD Capital Corp			Chemicals - 0.22%
10.00%, 6/1/2013(c)	1,500	1,506	BOC Edwards, 1st Lien Term Loan
RailAmerica Inc			2.26%, 5/13/2014(e)	429	395
9.25%, 7/1/2017	1,853	2,052	Millenium Chemical, 1st Lien Term Loan
Ultrapetrol Bahamas Ltd			2.54%, 5/15/2014(e)	1,975	1,899
9.00%, 11/24/2014	900	900	Styron Corp, Term Loan
		$ 12,435	7.50%, 7/10/2016(e)	494	502
Trucking & Leasing - 0.03%				$ 2,796
Aircastle Ltd			Diversified Financial Services - 0.49%
9.75%, 8/1/2018	300	329	American General Finance Corp, Term Loan
			7.25%, 4/21/2015(e)	1,300	1,311
TOTAL BONDS		$ 1,129,672	Capmark Financial Group Inc, Term Loan
	Principal		3.25%, 3/23/2013(e)	6,360	2,459
	Amount		4.75%, 3/23/2011(e)	1,969	1,655
CONVERTIBLE BONDS - 0.01%	(000's)	Value (000's)	Ocwen Financial Corp, Term Loan
			9.00%, 7/28/2015(e)	878	872
Building Materials - 0.01%
US Concrete Inc				$ 6,297
9.50%, 8/31/2015(b),(d)	100	117	Electric - 0.49%
			Calpine Corp, Term Loan
TOTAL CONVERTIBLE BONDS		$ 117	3.17%, 3/29/2014(e)	833	828
	Principal		NRG Opco, Term Loan
			1.75%, 2/1/2013(e)	137	134
SENIOR FLOATING RATE INTERESTS -	Amount
			1.79%, 2/1/2013(e)	526	513
5.94%	(000's)	Value (000's)
			1.79%, 2/1/2013(e)	441	431
Advertising - 0.30%
RH Donnelley Inc, Term Loan			Texas Competitive Electric Holdings LLC, Term
9.00%, 10/24/2014(e)	$ 126	$ 106	Loan B3
9.00%, 10/24/2014(e)	1,102	931	3.76%, 10/10/2014(e)	5,064	3,935
9.00%, 10/24/2014(e)	1,165	984	3.79%, 10/10/2014(e)	13	10
Visant Corp, Term Loan B-New 1L			TXU Energy Co, Term Loan B1
7.00%, 9/22/2016(e)	1,680	1,694	3.76%, 10/10/2014(e)	486	378
7.00%, 9/22/2016(e)	70	71	3.79%, 10/10/2014(e)	1	1
		$ 3,786		$ 6,230
Airlines - 0.07%			Electrical Components & Equipment - 0.04%
Delta Air Lines Inc, 1st Lien Term Loan			TPF Generation Holdings LLC, 2nd Lien Term
0.09%, 4/30/2012(e)	128	126	Loan
2.26%, 4/30/2012(e)	15	15	4.54%, 12/15/2014(e)	500	457
2.29%, 4/30/2012(e)	827	813
			Engineering & Contruction - 0.16%
Automobile Manufacturers - 0.72%			Clear Channel Communications, Term Loan B
Ford, Term Loan B			3.91%, 1/29/2016(e)	2,498	1,982
3.01%, 12/16/2013(e)	1,597	1,578
3.01%, 12/16/2013(e)	395	390	Entertainment - 0.18%
3.04%, 12/16/2013(e)	1,879	1,856	CCM Merger Inc, Term Loan B
3.05%, 12/16/2013(e)	4,018	3,969	8.50%, 7/21/2012(e)	892	891
Remy, 1st Lien Term Loan			8.50%, 7/21/2012(e)	241	241
5.79%, 12/6/2013(e)	12	12	8.50%, 7/21/2012(e)	115	115
5.79%, 12/6/2013(e)	160	159	HSP Gaming LP, Term Loan
5.90%, 12/6/2013(e)	321	318	11.25%, 8/20/2014(e)	1,070	1,087
Remy, 2nd Lien Term Loan				$ 2,334
8.79%, 6/6/2014(e)	875	874	Food - 0.11%
		$ 9,156	Dole Food Co Inc, Term Loan
			5.00%, 2/11/2017(e)	185	186
Automobile Parts & Equipment - 0.02%
United Components Inc, Term Loan			5.00%, 2/11/2017(e)	282	284
6.50%, 9/30/2016(e)	300	302	5.00%, 2/11/2017(e)	199	199
			5.50%, 2/11/2017(e)	20	20
			5.50%, 2/11/2017(e)	17	17
Banks - 0.11%
CIT Group Inc, Term Loan			5.50%, 2/11/2017(e)	9	9
6.25%, 7/27/2015(e)	94	95	5.50%, 2/11/2017(e)	22	22
6.25%, 7/27/2015(e)	47	48	Michael Foods Inc, Term Loan B
6.25%, 7/27/2015(e)	85	87	6.25%, 5/1/2014(e)	648	660
6.25%, 7/27/2015(e)	85	87		$ 1,397
6.25%, 7/27/2015(e)	118	120
6.25%, 7/27/2015(e)	140	142

See accompanying notes

287

Schedule of Investments
High Yield Fund I
October 31, 2010

	Principal			Principal
SENIOR FLOATING RATE INTERESTS	Amount		SENIOR FLOATING RATE INTERESTS	Amount
(continued)	(000's) Value (000's)		(continued)	(000's)	Value (000's)
Forest Products & Paper - 0.30%			REITS - 0.25%
Abitibi-Consolidated Co of Canada, Term Loan B			General Growth Properties, Revolver Term Loan
11.00%, 3/31/2011(e)	$ 3,805 $	3,843	0.00%, 1/1/2025(a),(e)	$ 35	$ 2
			General Growth Properties, Term Loan
Holding Companies - Diversified - 0.04%			0.00%, 1/1/2025(a),(e)	2,990	3,182
ATI Acquisition Co LLC, Term Loan					$ 3,184
8.25%, 12/31/2014(e)	563	484	Retail - 0.48%
8.25%, 12/31/2014(e)	1	1	Claire's Stores Inc, Term Loan
8.25%, 12/31/2014(e)	4	3	3.04%, 5/27/2014(e)	779	691
			3.05%, 5/27/2014(e)	4,687	4,159
Insurance - 0.01%			Outback Steakhouse, Term Loan
USI Holdings Corp, Term Loan			0.11%, 6/14/2013(e)	29	27
7.00%, 5/4/2014(e)	158	154	2.56%, 6/14/2013(e)	4	4
			2.56%, 6/14/2014(e)	4	3
Lodging - 0.41%			2.63%, 6/14/2013(e)	35	33
Fontainebleau Las Vegas Holdings LLC, Term			2.63%, 6/14/2014(e)	782	735
Loan			Rite Aid Corp, Term Loan
0.00%, 6/6/2014(a),(e)	563	102	2.01%, 6/4/2014(e)	160	144
Fontainebleau Nevada Resorts, Term Loan			2.01%, 6/4/2014(e)	169	152
0.00%, 6/6/2014(a),(e)	281	51	2.01%, 6/4/2014(e)	171	154
Harrah's Operating Co Inc, Term Loan B1					$ 6,102
3.29%, 1/28/2015(e)	5,248	4,632
			Semiconductors - 0.09%
MGM Mirage Inc, Term Loan			Freescale Semiconductor Inc, Term Loan
6.00%, 10/3/2011(e)	461	460	4.51%, 12/1/2016(e)	1,174	1,105
	$ 5,245
Media - 0.74%			Software - 0.16%
Dex Media West LLC, Term Loan			First Data Corp, Term Loan B1
7.00%, 10/24/2014(e)	153	141	3.01%, 12/24/2014(e)	661	595
7.00%, 10/24/2014(e)	21	19	3.01%, 12/24/2014(e)	30	27
7.00%, 10/24/2014(e)	146	135	3.01%, 12/24/2014(e)	20	18
Entercom Radio LLC, Term Loan			First Data Corp, Term Loan B3
2.26%, 6/30/2012(e)	1,062	1,032	3.01%, 9/24/2014(e)	69	62
4.25%, 6/30/2012(e)	28	27	3.01%, 9/24/2014(e)	1,563	1,404
Idearc Inc, Term Loan					$ 2,106
11.00%, 12/31/2015(e)	2,921	2,182
			Telecommunications - 0.16%
Newport Television, Term Loan			Level 3, Term Loan
9.00%, 9/14/2016(e)	2,292	2,277	2.54%, 3/13/2014(e)	500	466
9.00%, 9/14/2016(e)	628	624	2.54%, 3/13/2014(e)	1,250	1,165
Univision Communications Inc, Term Loan			Transaction Network Services Inc, Term Loan
4.51%, 3/29/2017(e)	1,807	1,711	6.00%, 12/1/2015(e)	438	439
Univision, 1st Lien Term Loan			6.00%, 12/1/2015(e)	15	15
2.51%, 9/20/2014(e)	1,324	1,253
					$ 2,085
	$ 9,401		TOTAL SENIOR FLOATING RATE INTERESTS		$ 75,803
Miscellaneous Manufacturing - 0.26%				Maturity
Clarke American Corp, Term Loan				Amount
2.76%, 6/27/2014(e)	214	193
2.76%, 6/27/2014(e)	294	264	REPURCHASE AGREEMENTS - 1.83%	(000's)	Value (000's)
2.79%, 6/27/2014(e)	469	421	Banks - 1.83%
2.79%, 6/27/2014(e)	178	161	Investment in Joint Trading Account; Bank of	$ 6,662	$ 6,661
2.79%, 6/27/2014(e)	307	276	America Repurchase Agreement; 0.22%
			dated 10/29/10 maturing 11/01/10
Jacuzzi Brands Inc, Term Loan B			(collateralized by Sovereign Agency Issues;
0.19%, 2/7/2014(e)	24	20
2.72%, 2/7/2014(e)	269	219	$6,794,988; 0.00% - 5.25%; dated 05/01/13 -
			04/15/42)
Tomkins PLC, Term Loan B-New 1L			Investment in Joint Trading Account; Credit Suisse	6,431	6,431
6.75%, 9/21/2016(e)	1,750	1,768
			Repurchase Agreement; 0.21% dated
	$ 3,322		10/29/10 maturing 11/01/10 (collateralized by
Oil & Gas - 0.04%			US Treasury Note; $6,559,819; 1.13%; dated
Big West Oil LLC, Term Loan			01/15/12)
12.00%, 4/30/2015(e)	474	482	Investment in Joint Trading Account; Deutsche	6,110	6,110
			Bank Repurchase Agreement; 0.21% dated
Packaging & Containers - 0.04%			10/29/10 maturing 11/01/10 (collateralized by
Reynolds Group Holdings, Term Loan			Sovereign Agency Issues; $6,231,828; 0.38%
6.75%, 10/28/2015(e)	84	85	- 3.75%; dated 12/06/10 - 01/29/15)
6.75%, 10/28/2015(e)	409	413

Pharmaceuticals - 0.05%
NBTY Inc, Term Loan
6.25%, 10/1/2017(e)	625	633

See accompanying notes

288

Schedule of Investments High Yield Fund I October 31, 2010

Maturity
Amount
REPURCHASE AGREEMENTS (continued)	(000's)	Value (000's)
Banks (continued)
Investment in Joint Trading Account; Morgan	$ 4,180	$ 4,181
Stanley Repurchase Agreement; 0.20% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $4,263,883; 1.88%
- 6.13%; dated 01/09/12 - 02/21/13)
$ 23,383
TOTAL REPURCHASE AGREEMENTS		$ 23,383
Total Investments		$ 1,254,901
Other Assets in Excess of Liabilities, Net - 1.71%		$ 21,885
TOTAL NET ASSETS - 100.00%		$ 1,276,786

(a)	Non-Income Producing Security
(b)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $5,869 or 0.46% of net assets.
(c)	Security is Illiquid
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $372,311 or 29.16% of net assets.
(e)	Variable Rate. Rate shown is in effect at October 31, 2010.
(f)	Security purchased on a when-issued basis.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 99,887
Unrealized Depreciation	(14,775)
Net Unrealized Appreciation (Depreciation)	$ 85,112
Cost for federal income tax purposes	$ 1,169,789
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Communications	20 .69%
Consumer, Cyclical	16.40%
Financial	16 .05%
Consumer, Non-cyclical	11 .68%
Energy	9 .75%
Industrial	8 .26%
Basic Materials	6 .34%
Utilities	5 .85%
Technology	3 .27%
Other Assets in Excess of Liabilities, Net	1 .71%
TOTAL NET ASSETS	100.00%

See accompanying notes

289

Schedule of Investments
Income Fund
October 31, 2010

COMMON STOCKS - 0.00%	Shares Held Value (000's)			Principal
Diversified Financial Services - 0.00%				Amount
Adelphia Recovery Trust (a),(b)	658,740 $	—	BONDS (continued)	(000's)	Value (000's)
			Diversified Financial Services (continued)
Pipelines - 0.00%			ERAC USA Finance LLC
Energy Maintenance Services Group LLC -	383	—	6.38%, 10/15/2017(d)	$ 4,000	$ 4,679
Warrants (a),(b),(c)			7.00%, 10/15/2037(d)	4,000	4,428
			International Lease Finance Corp
TOTAL COMMON STOCKS	$ —		8.75%, 3/15/2017(d)	11,000	12,513
	Principal		Jefferies Group Inc
	Amount		6.25%, 1/15/2036	9,000	8,255
BONDS - 70.46%	(000's) Value (000's)		7.75%, 3/15/2012	7,500	8,067
Aerospace & Defense - 1.04%			Merrill Lynch & Co Inc
Lockheed Martin Corp			5.00%, 1/15/2015	3,000	3,151
5.50%, 11/15/2039	$ 8,000 $	8,419	6.50%, 7/15/2018	2,000	2,177
5.72%, 6/1/2040(d)	3,795	4,061	6.75%, 6/1/2028	2,000	2,062
Lockheed Martin Tactical Systems Inc			QHP Royalty Sub LLC
7.63%, 6/15/2025	1,000	1,367	10.25%, 3/15/2015(c),(d)	3,001	3,065
	$ 13,847				$ 49,256
Automobile Manufacturers - 0.51%			Electric - 9.53%
New Flyer Industries Canada ULC			Arizona Public Service Co
14.00%, 8/19/2020(b),(c),(d)	7,000	6,795	6.50%, 3/1/2012	5,000	5,335
			Dominion Resources Inc/VA
Automobile Parts & Equipment - 0.55%			5.00%, 3/15/2013	10,000	10,920
Accuride Corp			Exelon Generation Co LLC
9.50%, 8/1/2018(d)	6,750	7,358	6.20%, 10/1/2017	9,000	10,477
			6.25%, 10/1/2039	3,000	3,125
Banks - 8.76%			Metropolitan Edison Co
Bank of America Corp			4.95%, 3/15/2013	7,000	7,416
5.42%, 3/15/2017	5,000	5,078	Mirant Americas Generation LLC
6.80%, 3/15/2028	670	676	8.50%, 10/1/2021	15,000	14,700
8.00%, 12/29/2049(e)	4,000	4,037	Nisource Finance Corp
8.13%, 12/29/2049(e)	7,000	7,064	5.25%, 9/15/2017	2,000	2,182
Citigroup Inc			5.40%, 7/15/2014	5,000	5,598
5.85%, 8/2/2016	12,000	13,170	6.15%, 3/1/2013	5,000	5,534
FleetBoston Financial Corp			Ohio Edison Co
6.88%, 1/15/2028	995	1,012	5.45%, 5/1/2015	5,000	5,612
Goldman Sachs Group Inc/The			Oncor Electric Delivery Co LLC
5.35%, 1/15/2016	2,000	2,203	7.00%, 9/1/2022	12,000	14,986
6.60%, 1/15/2012	10,000	10,641	Pacific Gas & Electric Co
JP Morgan Chase & Co			4.20%, 3/1/2011	10,250	10,375
5.13%, 9/15/2014	12,000	13,160	6.05%, 3/1/2034	2,000	2,243
7.90%, 4/29/2049(e)	5,000	5,330	PacifiCorp
Morgan Stanley			4.95%, 8/15/2014	5,000	5,632
4.75%, 4/1/2014	5,000	5,220	5.25%, 6/15/2035	5,000	5,106
6.25%, 8/9/2026	7,000	7,233	6.25%, 10/15/2037	2,000	2,336
US Bank NA/Cincinnati OH			PPL Energy Supply LLC
4.95%, 10/30/2014	6,000	6,739	6.40%, 11/1/2011	5,000	5,267
6.38%, 8/1/2011	5,000	5,218	6.50%, 5/1/2018	3,000	3,431
Wells Fargo & Co			Southwestern Electric Power Co
4.63%, 4/15/2014	11,000	11,781	5.38%, 4/15/2015	6,500	7,166
7.98%, 3/29/2049(e)	15,000	15,750			$ 127,441
Wells Fargo Capital XV			Entertainment - 1.72%
9.75%, 12/29/2049(e)	2,500	2,808	CCM Merger Inc
	$ 117,120		8.00%, 8/1/2013(d)	11,000	10,285
Beverages - 0.97%			Peninsula Gaming LLC
Anheuser-Busch InBev Worldwide Inc			10.75%, 8/15/2017	12,000	12,780
7.75%, 1/15/2019(d)	10,000	12,932			$ 23,065
			Environmental Control - 0.98%
Chemicals - 0.90%			Republic Services Inc
Airgas Inc			5.00%, 3/1/2020	12,000	13,059
4.50%, 9/15/2014	5,000	5,370
7.13%, 10/1/2018(d)	6,000	6,645	Food - 0.39%
	$ 12,015		Corn Products International Inc
Commercial Services - 0.73%			4.63%, 11/1/2020	5,000	5,180
Ceridian Corp
11.25%, 11/15/2015(e)	10,000	9,725	Gas - 0.99%
			Sempra Energy
Diversified Financial Services - 3.68%			6.00%, 2/1/2013	9,000	9,911
DVI Inc			6.00%, 10/15/2039	3,000	3,286
0.00%, 2/1/2004(a),(b),(c)	8,125	823			$ 13,197
0.00%, 2/1/2004(a),(b),(c)	400	36

See accompanying notes

290

Schedule of Investments
Income Fund
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Healthcare - Services - 3.68%			Oil & Gas (continued)
Alliance HealthCare Services Inc			Petro-Canada
8.00%, 12/1/2016	$ 8,000 $	7,580	4.00%, 7/15/2013	$ 3,000 $	3,197
HCA Inc			6.80%, 5/15/2038	5,000	5,879
7.50%, 11/6/2033	1,700	1,564	9.25%, 10/15/2021	8,500	11,902
9.25%, 11/15/2016	6,000	6,495	Rowan Cos Inc
Healthsouth Corp			5.00%, 9/1/2017	12,000	12,539
7.75%, 9/15/2022	4,000	4,225	XTO Energy Inc
10.75%, 6/15/2016	8,500	9,318	6.75%, 8/1/2037	5,000	6,542
Multiplan Inc				$ 73,577
9.88%, 9/1/2018(d)	6,000	6,420	Oil & Gas Services - 1.02%
Tenet Healthcare Corp			Weatherford International Ltd Bermuda
9.00%, 5/1/2015	6,000	6,600	5.13%, 9/15/2020	13,000	13,609
10.00%, 5/1/2018	6,000	6,960
	$ 49,162		Packaging & Containers - 0.89%
Insurance - 2.57%			Sealed Air Corp
Aspen Insurance Holdings Ltd			5.63%, 7/15/2013(d)	4,000	4,279
6.00%, 8/15/2014	2,500	2,712	7.88%, 6/15/2017	7,000	7,687
Farmers Insurance Exchange				$ 11,966
6.00%, 8/1/2014(d)	6,000	6,385	Pharmaceuticals - 0.87%
Fidelity National Financial Inc			Elan Finance PLC / Elan Finance Corp
6.60%, 5/15/2017	12,000	12,376	8.75%, 10/15/2016	3,000	3,053
Prudential Financial Inc			8.75%, 10/15/2016(d)	5,000	5,062
5.38%, 6/21/2020	1,000	1,087	Omnicare Inc
7.38%, 6/15/2019	4,000	4,848	6.13%, 6/1/2013	3,500	3,539
8.88%, 6/15/2038(e)	6,000	6,900		$ 11,654
	$ 34,308		Pipelines - 3.41%
Leisure Products & Services - 0.95%			El Paso Natural Gas Co
Royal Caribbean Cruises Ltd			7.50%, 11/15/2026	10,000	11,042
6.88%, 12/1/2013	6,000	6,450	Energy Maintenance Services Group LLC
7.25%, 3/15/2018	2,000	2,175	0.00%, 3/1/2014(a),(b),(c)	13,299	1,995
8.75%, 2/2/2011	4,000	4,060	Enterprise Products Operating LLC
	$ 12,685		6.38%, 2/1/2013	2,500	2,763
Lodging - 0.97%			Express Pipeline LP
MGM Resorts International			7.39%, 12/31/2017(d)	7,556	8,411
11.13%, 11/15/2017	1,000	1,150	Southern Natural Gas Co
13.00%, 11/15/2013	10,000	11,887	8.00%, 3/1/2032	4,000	4,612
	$ 13,037		Tennessee Gas Pipeline Co
Media - 4.42%			8.38%, 6/15/2032	2,000	2,367
Comcast Corp			TransCanada PipeLines Ltd
6.45%, 3/15/2037	7,000	7,694	6.10%, 6/1/2040	5,000	5,580
6.95%, 8/15/2037	3,000	3,490	7.25%, 8/15/2038	7,000	8,879
COX Communications Inc				$ 45,649
6.45%, 12/1/2036(d)	4,000	4,347	Real Estate - 1.06%
6.75%, 3/15/2011	8,000	8,178	WEA Finance LLC / WT Finance Aust Pty Ltd
Frontiervision			6.75%, 9/2/2019(d)	12,000	14,136
0.00%, 9/15/2008(a),(b)	2,500	75
Historic TW Inc			REITS - 8.94%
9.15%, 2/1/2023	5,260	7,156	Arden Realty LP
News America Inc			5.20%, 9/1/2011	3,000	3,106
6.40%, 12/15/2035	8,000	8,676	5.25%, 3/1/2015	8,000	8,653
Reed Elsevier Capital Inc			BioMed Realty LP
6.75%, 8/1/2011	10,000	10,445	6.13%, 4/15/2020(d)	5,500	5,979
Time Warner Cable Inc			Duke Realty LP
6.55%, 5/1/2037	6,000	6,687	8.25%, 8/15/2019	12,000	14,437
7.30%, 7/1/2038	2,000	2,411	HCP Inc
	$ 59,159		6.00%, 3/1/2015	1,750	1,920
Mining - 1.00%			6.45%, 6/25/2012	3,000	3,189
Xstrata Canada Corp			7.07%, 6/8/2015	2,250	2,552
6.00%, 10/15/2015	12,000	13,438	Health Care REIT Inc
			6.00%, 11/15/2013	8,000	8,807
Oil & Gas - 5.50%			6.13%, 4/15/2020	2,000	2,175
BP Capital Markets PLC			6.20%, 6/1/2016	3,000	3,430
4.75%, 3/10/2019	12,000	12,755	Healthcare Realty Trust Inc
Nabors Industries Inc			5.13%, 4/1/2014	2,000	2,133
5.00%, 9/15/2020(d)	13,000	13,263	6.50%, 1/17/2017	5,000	5,491
OPTI Canada Inc			8.13%, 5/1/2011	7,500	7,754
7.88%, 12/15/2014	10,000	7,500	Kimco Realty Corp
			6.88%, 10/1/2019	12,000	13,923

See accompanying notes

291

Schedule of Investments Income Fund October 31, 2010

	Principal			Principal
	Amount		U.S. GOVERNMENT & GOVERNMENT	Amount
BONDS (continued)	(000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	(000's)	Value (000's)
REITS (continued)			Federal Home Loan Mortgage Corporation (FHLMC) (continued)
Nationwide Health Properties Inc			4.50%, 6/1/2039(f)	$ 8,080	$ 8,535
6.00%, 5/20/2015	$ 12,000	$ 13,414	4.50%, 7/1/2039(f)	19,083	20,110
Shurgard Storage Centers LLC			5.00%, 8/1/2035(f)	5,091	5,445
5.88%, 3/15/2013	9,000	9,795	5.00%, 11/1/2035(f)	10,327	11,023
Simon Property Group LP			5.00%, 10/1/2038(f)	16,516	17,454
10.35%, 4/1/2019	9,000	12,722	5.50%, 11/1/2017(f)	2,132	2,310
		$ 119,480	5.50%, 1/1/2018(f)	672	728
Retail - 1.80%			5.50%, 5/1/2031(f)	887	960
Asbury Automotive Group Inc			5.50%, 6/1/2035(f)	10,278	11,093
8.00%, 3/15/2014	5,000	5,075	5.50%, 1/1/2036(f)	11,559	12,541
Neiman Marcus Group Inc/The			5.50%, 4/1/2036(f)	10,129	11,040
10.38%, 10/15/2015	13,000	13,715	6.00%, 3/1/2031(f)	230	255
Sonic Automotive Inc			6.00%, 5/1/2032(f)	931	1,033
9.00%, 3/15/2018	5,000	5,244	6.00%, 6/1/2038(f)	4,058	4,434
		$ 24,034	6.50%, 1/1/2029(f)	235	266
			6.50%, 5/1/2029(f)	397	448
Telecommunications - 1.66%
Corning Inc			6.50%, 6/1/2029(f)	573	647
4.25%, 8/15/2020	8,000	8,351	6.50%, 6/1/2029(f)	204	230
5.90%, 3/15/2014	1,367	1,533	6.50%, 8/1/2029(f)	219	248
Qwest Corp			7.00%, 1/1/2032(f)	214	243
8.88%, 3/15/2012(e)	8,000	8,780			$ 193,829
Telus Corp			Federal National Mortgage Association (FNMA) - 5.00%
8.00%, 6/1/2011	3,431	3,572	4.00%, 3/1/2039(f)	16,305	16,826
		$ 22,236	4.50%, 8/1/2039(f)	8,037	8,509
			5.00%, 1/1/2018(f)	1,827	1,966
Toys, Games & Hobbies - 0.08%
Mattel Inc			5.00%, 10/1/2032(f)	2,184	2,342
7.30%, 6/13/2011	1,000	1,033	5.00%, 8/1/2035(f)	17,462	18,657
			5.50%, 3/1/2033(f)	2,720	2,948
			5.50%, 2/1/2035(f)	11,767	12,735
Transportation - 0.89%
Trailer Bridge Inc			6.00%, 4/1/2032(f)	609	677
9.25%, 11/15/2011	12,000	11,895	6.50%, 9/1/2028(f)	86	98
			6.50%, 11/1/2028(f)	69	78
TOTAL BONDS		$ 942,048	6.50%, 5/1/2031(f)	151	170
			6.50%, 4/1/2032(f)	783	884
	Principal		6.50%, 5/1/2032(f)	780	881
	Amount		7.00%, 1/1/2030(f)	16	19
CONVERTIBLE BONDS - 1.43%	(000's)	Value (000's)	7.45%, 6/1/2016(f)	45	47
Healthcare - Products - 0.90%
China Medical Technologies Inc					$ 66,837
4.00%, 8/15/2013	15,000	12,038	Government National Mortgage Association (GNMA) - 0.14%
			6.00%, 5/20/2032(e)	1,504	1,666
Pharmaceuticals - 0.53%			7.00%, 6/20/2031	203	231
Omnicare Inc					$ 1,897
3.25%, 12/15/2035	8,000	7,130	U.S. Treasury - 2.51%
			3.63%, 2/15/2020	12,000	13,102
TOTAL CONVERTIBLE BONDS		$ 19,168	4.25%, 5/15/2039	4,000	4,175
	Principal		4.50%, 8/15/2039	15,000	16,312
SENIOR FLOATING RATE INTERESTS -	Amount				$ 33,589
0.76%	(000's)	Value (000's)	TOTAL U.S. GOVERNMENT &
Entertainment - 0.58%			GOVERNMENT AGENCY OBLIGATIONS		$ 296,152
CCM Merger Inc, Term Loan B				Maturity
8.50%, 7/21/2012(e)	$ 7,752	$ 7,745		Amount
			REPURCHASE AGREEMENTS - 3.95%	(000's)	Value (000's)
Pharmaceuticals - 0.18%			Banks - 3.95%
Quintiles Transnational, Term Loan			Investment in Joint Trading Account; Bank of	$ 15,031	$ 15,031
4.29%, 3/31/2014(e)	2,500	2,462	America Repurchase Agreement; 0.22%
			dated 10/29/10 maturing 11/01/10
TOTAL SENIOR FLOATING RATE INTERESTS		$ 10,207	(collateralized by Sovereign Agency Issues;
	Principal		$15,331,444; 0.00% - 5.25%; dated 05/01/13
U.S. GOVERNMENT & GOVERNMENT	Amount		- 04/15/42)
AGENCY OBLIGATIONS - 22.15%	(000's)	Value (000's)	Investment in Joint Trading Account; Credit Suisse	14,511	14,510
Federal Home Loan Mortgage Corporation (FHLMC) - 14.50%			Repurchase Agreement; 0.21% dated
4.00%, 4/1/2039(f)	$ 15,913	$ 16,514	10/29/10 maturing 11/01/10 (collateralized by
4.00%, 4/1/2039(f)	13,803	14,220	US Treasury Note; $14,800,833; 1.13%;
4.00%, 9/1/2040(f)	10,985	11,345	dated 01/15/12)
4.50%, 8/1/2033(f)	10,497	11,098
4.50%, 8/1/2033(f)	7,581	8,015
4.50%, 8/1/2033(f)	6,265	6,623
4.50%, 5/1/2039(f)	16,191	16,971

See accompanying notes

292

Schedule of Investments Income Fund October 31, 2010

Maturity
Amount
REPURCHASE AGREEMENTS (continued)	(000's)	Value (000's)
Banks (continued)
Investment in Joint Trading Account; Deutsche $	13,785	$ 13,785
Bank Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $14,060,792;
0.38% - 3.75%; dated 12/06/10 - 01/29/15)
Investment in Joint Trading Account; Morgan	9,432	9,432
Stanley Repurchase Agreement; 0.20% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $9,620,541; 1.88%
- 6.13%; dated 01/09/12 - 02/21/13)
$ 52,758
TOTAL REPURCHASE AGREEMENTS		$ 52,758
Total Investments		$ 1,320,333
Other Assets in Excess of Liabilities, Net - 1.25%		$ 16,748
TOTAL NET ASSETS - 100.00%		$ 1,337,081

(a)	Non-Income Producing Security
(b)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $9,724 or 0.73% of net assets.
(c)	Security is Illiquid
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $141,043 or 10.55% of net assets.
(e)	Variable Rate. Rate shown is in effect at October 31, 2010.
(f)	This entity was put into conservatorship by the US Government in 2008. See Notes to Financial Statements for additional information.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 92,930
Unrealized Depreciation	(21,668)
Net Unrealized Appreciation (Depreciation)	$ 71,262
Cost for federal income tax purposes	$ 1,249,071
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Financial	29 .54%
Mortgage Securities	19 .64%
Utilities	10 .52%
Energy	9 .93%
Consumer, Non-cyclical	8 .25%
Consumer, Cyclical	6 .58%
Communications	6 .08%
Industrial	3 .80%
Government	2 .51%
Basic Materials	1 .90%
Other Assets in Excess of Liabilities, Net	1 .25%
TOTAL NET ASSETS	100.00%

See accompanying notes

293

Schedule of Investments
Inflation Protection Fund
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS - 3.93%	(000's)	Value (000's)	BONDS (continued)	(000's)	Value (000's)
Automobile Asset Backed Securities - 0.00%			Mortgage Backed Securities (continued)
Hyundai Auto Receivables Trust			G-Force LLC
0.66%, 1/17/2012(a)	$ 19	$ 18	0.56%, 12/25/2039(a),(b)	$ 1,000	$ 375
			Ginnie Mae
Banks - 0.02%			0.62%, 10/20/2031(a)	100	101
HSBC USA Capital Trust I			0.81%, 3/16/2047(a),(d)	5,135	238
7.81%, 12/15/2026(b)	100	102	1.26%, 10/16/2012(a)	2,267	42
			4.51%, 10/16/2028(a)	535	554
Diversified Financial Services - 0.76%			Greenwich Capital Commercial Funding Corp
Bear Stearns Cos LLC/The			0.51%, 3/10/2039(a),(b)	53,232	732
0.49%, 11/28/2011(a)	1,500	1,503	GSC Capital Corp Mortgage Trust
Sirens BV			0.52%, 2/25/2036(a),(d)	478	52
2.48%, 4/13/2012(a),(b),(c)	2,000	1,948	GSR Mortgage Loan Trust
SLM Corp			0.52%, 8/25/2046(a),(d)	213	32
0.49%, 3/15/2011(a)	1,000	992	Homebanc Mortgage Trust
		$ 4,443	0.60%, 1/25/2036(a),(d)	790	470
Home Equity Asset Backed Securities - 0.14%			Impac CMB Trust
Asset Backed Securities Corp Home Equity			0.51%, 5/25/2037(a)	1,221	1,039
0.36%, 7/25/2036(a)	496	483	0.77%, 8/25/2035(a)	48	12
First NLC Trust			0.88%, 4/25/2035(a),(d)	221	76
0.56%, 9/25/2035(a)	216	215	1.24%, 10/25/2034(a)	36	24
New Century Home Equity Loan Trust			1.81%, 10/25/2034(a),(d)	76	25
0.55%, 3/25/2035(a)	55	51	Impac Secured Assets CMN Owner Trust
Option One Mortgage Loan Trust			0.43%, 9/25/2036(a)	1,440	831
0.71%, 3/25/2037(a),(d)	2,000	97	Indymac Index Mortgage Loan Trust
1.26%, 2/25/2035(a),(d)	25	6	0.44%, 2/25/2037(a)	1,460	937
		$ 852	JP Morgan Alternative Loan Trust
			0.41%, 3/25/2037(a)	1,450	689
Mortgage Backed Securities - 2.67%
Banc of America Commercial Mortgage Inc			LB-UBS Commercial Mortgage Trust
6.85%, 4/15/2036	300	305	5.59%, 6/15/2031	390	413
Bear Stearns Alt-A Trust			Merrill Lynch / Countrywide Commercial
0.43%, 4/25/2037(a)	990	405	Mortgage Trust
Bear Stearns Commercial Mortgage Securities			0.17%, 7/12/2046(a),(b)	16,367	211
7.00%, 5/20/2030	276	289	Merrill Lynch Alternative Note Asset Trust
Chase Mortgage Finance Corp			0.47%, 4/25/2037(a),(d)	4,278	2,104
2.90%, 7/25/2037(a)	318	315	Morgan Stanley Capital I
Citigroup/Deutsche Bank Commercial Mortgage			0.87%, 12/20/2046(a),(b),(d)	200	2
Trust			WaMu Mortgage Pass Through Certificates
0.56%, 12/11/2049(a),(b)	8,073	128	0.48%, 8/25/2046(a),(d)	607	163
0.62%, 10/15/2048(a)	29,278	408	0.63%, 1/25/2045(a)	143	93
Countrywide Alternative Loan Trust			0.64%, 11/25/2045(a)	134	132
0.47%, 5/25/2047(a)	3,424	1,093	Washington Mutual Alternative Mortgage Pass-
0.52%, 7/25/2046(a)	1,962	979	Through Certificates
0.54%, 6/25/2036(a),(d)	857	90	0.44%, 1/25/2047(a)	2,879	178
0.68%, 12/25/2035(a)	382	100	0.54%, 6/25/2046(a)	424	33
Countrywide Asset-Backed Certificates					$ 15,621
0.53%, 1/25/2036(a)	118	90	Other Asset Backed Securities - 0.33%
Fannie Mae			Ameriquest Mortgage Securities Inc
0.46%, 1/25/2023(a)	43	43	0.57%, 4/25/2034(a),(d)	327	269
0.51%, 11/25/2022(a)	43	43	Argent Securities Inc
0.51%, 3/25/2035(a)	120	120	0.38%, 4/25/2036(a)	40	19
0.56%, 2/25/2018(a)	33	33	Carrington Mortgage Loan Trust
0.56%, 3/25/2018(a)	216	216	0.49%, 12/25/2035(a)	91	90
0.56%, 2/25/2032(a)	35	35	Countrywide Asset-Backed Certificates
0.66%, 2/25/2028(a)	58	58	0.51%, 3/25/2036(a),(d)	1,093	705
Fannie Mae Grantor Trust			0.63%, 2/25/2036(a),(d)	100	91
0.61%, 5/25/2035(a)	54	51	0.76%, 2/25/2037(a),(d)	3,000	60
Fannie Mae Whole Loan			1.39%, 12/25/2032(a),(d)	59	43
0.41%, 5/25/2035(a),(d)	48	47	Fannie Mae Grantor Trust
0.46%, 5/25/2035(a)	75	74	0.40%, 4/25/2035(a)	106	105
0.71%, 2/25/2047(a)	68	69	Fannie Mae Whole Loan
Freddie Mac			0.56%, 11/25/2033(a)	5	5
0.51%, 3/15/2023(a)	119	118	First-Citizens Home Equity Loan LLC
0.56%, 5/15/2017(a)	131	131	0.47%, 9/15/2022(a),(b)	576	352
0.56%, 2/15/2018(a)	221	221	Long Beach Mortgage Loan Trust
0.56%, 6/15/2018(a)	233	233	0.79%, 6/25/2034(a)	225	188
0.61%, 2/15/2030(a)	14	14			$ 1,927
0.61%, 5/15/2030(a)	29	29
0.66%, 9/15/2033(a)	250	251
0.71%, 6/15/2023(a)	75	75

See accompanying notes

294

Schedule of Investments Inflation Protection Fund October 31, 2010

			Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax
	Principal		cost of investments held as of the period end were as follows:
	Amount
BONDS (continued)	(000's) Value (000's)		Unrealized Appreciation	$ 41,628
Student Loan Asset Backed Securities - 0.01%			Unrealized Depreciation	(21,632)
SLM Student Loan Trust			Net Unrealized Appreciation (Depreciation)	$ 19,996
0.35%, 3/15/2017(a)	$ 41	$ 41
			Cost for federal income tax purposes	$ 553,367
			All dollar amounts are shown in thousands (000's)
TOTAL BONDS		$ 23,004
	Principal		Portfolio Summary (unaudited)
U.S. GOVERNMENT & GOVERNMENT	Amount		Sector	Percent
AGENCY OBLIGATIONS - 94.17%	(000's)	Value (000's)	Government	94 .17%
U.S. Treasury - 1.66%			Mortgage Securities	2 .69%
2.63%, 8/15/2020	$ 2,948	$ 2,951	Financial	0 .78%
3.88%, 8/15/2040	5,415	5,300	Asset Backed Securities	0 .46%
4.38%, 5/15/2040	1,330	1,417	Other Assets in Excess of Liabilities, Net	1 .90%
		$ 9,668	TOTAL NET ASSETS	100.00%
U.S. Treasury Inflation-Indexed Obligations - 92.51%
0.50%, 4/15/2015	35,283	36,706
0.63%, 4/15/2013	227	235
1.25%, 4/15/2014	6,891	7,316
1.25%, 7/15/2020	123	132
1.38%, 7/15/2018	12,199	13,299
1.38%, 1/15/2020	29,301	31,817
1.63%, 1/15/2015	2,258	2,445
1.63%, 1/15/2018	6,638	7,333
1.75%, 1/15/2028	21,686	23,992
1.88%, 7/15/2013	13,509	14,449
1.88%, 7/15/2015	16,667	18,387
1.88%, 7/15/2019	8,207	9,279
2.00%, 4/15/2012	18,214	18,876
2.00%, 1/15/2014(e)	27,364	29,608
2.00%, 7/15/2014	38,000	41,535
2.00%, 1/15/2016	6,308	7,025
2.00%, 1/15/2026	15,652	17,891
2.13%, 1/15/2019	5,351	6,137
2.13%, 2/15/2040	27,810	32,568
2.38%, 1/15/2017	13,363	15,313
2.38%, 1/15/2025	19,042	22,707
2.38%, 1/15/2027	17,754	21,314
2.50%, 7/15/2016	17,529	20,178
2.50%, 1/15/2029	35,538	43,720
2.63%, 7/15/2017	18,502	21,705
3.00%, 7/15/2012	37,782	40,173
3.38%, 1/15/2012	4,051	4,241
3.38%, 4/15/2032	1,194	1,686
3.63%, 4/15/2028	3,800	5,282
3.88%, 4/15/2029	17,503	25,342
		$ 540,691
TOTAL U.S. GOVERNMENT &
GOVERNMENT AGENCY OBLIGATIONS		$ 550,359
Total Investments		$ 573,363
Other Assets in Excess of Liabilities, Net - 1.90%		$ 11,083
TOTAL NET ASSETS - 100.00%		$ 584,446

(a)	Variable Rate. Rate shown is in effect at October 31, 2010.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $3,850 or 0.66% of net assets.
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $1,948 or 0.33% of net assets.
(d)	Security is Illiquid
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $292 or 0.05% of net assets.

See accompanying notes

295

Schedule of Investments
Inflation Protection Fund
October 31, 2010

Futures Contracts

							Unrealized
Type	Long/Short	Contracts	Notional Value		Current Market Value		Appreciation/(Depreciation)
US 10 Year Note; December 2010		Long	299	$ 37,686	$ 37,758		$ 72
US 2 Year Note; December 2010		Long	70	15,377		15,399	22
US Long Bond; December 2010		Long	1	130		131	1
US 5 Year Note; December 2010		Short	322	39,133		39,148	(15)
US Ultra Bond; December 2010		Short	16	2,250		2,158	92
							$ 172

All dollar amounts are shown in thousands (000's)

Interest Rate Swaps

		(Pay)/Receive				Notional /Principal	Unrealized
Counterparty (Issuer)	Floating Rate Index	Floating Rate	Fixed Rate Expiration Date		Currency	Amount	Appreciation/(Depreciation)
Barclays Bank PLC	3 Month LIBOR	Pay	2.73%	10/28/2020	USD	$ 7,000	$ (20)
Barclays Bank PLC	3 Month LIBOR	Receive	2.61%	10/25/2020	USD	17,200	132
Barclays Bank PLC	US CPI Urban Consumers	Pay	2.48%	10/25/2020	USD	8,000	(13)
	NAS(CPURNSA)
Barclays Bank PLC	US CPI Urban Consumers	Receive	1.86%	10/25/2015	USD	15,000	(54)
	NAS(CPURNSA)

All dollar amounts are shown in thousands (000's)

See accompanying notes

296

     Schedule of Investments International Emerging Markets Fund October 31, 2010

COMMON STOCKS - 91.79%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.21%			Coal (continued)
Focus Media Holding Ltd ADR(a)	131,477 $	3,254	Yanzhou Coal Mining Co Ltd	2,450,000 $	7,048
				$ 22,866
Agriculture - 0.65%			Computers - 2.99%
KT&G Corp	75,985	4,666	Infosys Technologies Ltd ADR	230,325	15,533
Souza Cruz SA	104,500	5,467	Lenovo Group Ltd	8,808,000	5,704
	$ 10,133		Lite-On Technology Corp	3,351,261	4,427
Airlines - 0.62%			Tata Consultancy Services Ltd	729,265	17,284
Air China Ltd (a)	7,172,000	9,641	Wistron Corp	1,738,000	3,570
				$ 46,518
Apparel - 0.48%			Distribution & Wholesale - 0.32%
Far Eastern New Century Corp	5,216,860	7,513	LG International Corp	156,520	4,959

Automobile Manufacturers - 3.78%			Diversified Financial Services - 2.79%
Dongfeng Motor Group Co Ltd	5,534,000	11,994	Chinatrust Financial Holding Co Ltd	11,924,616	7,438
Ford Otomotiv Sanayi AS	454,540	4,025	E.Sun Financial Holding Co Ltd	5,740,570	2,953
Hyundai Motor Co	53,733	8,118	Fubon Financial Holding Co Ltd	6,036,141	7,392
Kia Motors Corp	280,750	11,202	KGI Securities Co Ltd (c)	313,659	2,952
Mahindra & Mahindra Ltd	612,614	10,118	Mega Financial Holding Co Ltd	9,146,000	6,347
Tata Motors Ltd	509,752	13,299	RMB Holdings Ltd	615,190	3,174
	$ 58,756		Rural Electrification Corp Ltd	549,644	4,586
Automobile Parts & Equipment - 0.80%			Shinhan Financial Group Co Ltd	77,939	3,016
Hyundai Mobis	22,653	5,637	Woori Finance Holdings Co Ltd	438,200	5,510
Iochpe-Maxion SA	181,400	2,625		$ 43,368
Marcopolo SA	351,400	1,405	Electric - 0.58%
Randon Participacoes SA	334,936	2,803	Cia Paranaense de Energia	229,900	5,329
	$ 12,470		Federal Hydrogenerating Co ADR(a)	711,294	3,681
Banks - 15.45%				$ 9,010
AMMB Holdings Bhd	2,325,500	4,724	Electrical Components & Equipment - 0.66%
Axis Bank Ltd	263,481	8,732	Delta Electronics Inc	1,873,000	7,738
Banco de Chile	30,769,454	4,410	Young Fast Optoelectronics Co Ltd	220,000	2,586
Banco do Brasil SA	970,190	18,784		$ 10,324
Banco do Estado do Rio Grande do Sul	390,900	4,276	Electronics - 3.11%
Banco Santander Chile SA ADR	48,422	4,486	AU Optronics Corp (a)	7,505,000	7,487
Bangkok Bank Public Co	2,389,600	12,315	Chroma Ate Inc	148	—
Bank Mandiri Tbk PT	8,372,000	6,557	Coretronic Corp	3,082,000	4,700
Bank of China Ltd	36,544,000	21,876	Hon Hai Precision Industry Co Ltd	3,724,988	14,111
Busan Bank	467,710	5,819	Kingboard Laminates Holdings Ltd	7,563,000	7,289
China Construction Bank Corp	29,527,778	28,152	Tripod Technology Corp	2,206,000	8,465
Commercial International Bank Egypt SAE	693,142	5,207	WPG Holdings Co Ltd	3,431,211	6,376
Credicorp Ltd	31,262	3,935		$ 48,428
FirstRand Ltd	4,118,464	12,117	Engineering & Contruction - 1.32%
ICICI Bank Ltd ADR	187,518	9,860	China Railway Group Ltd	7,577,000	6,109
Industrial and Commercial Bank of China Ltd	21,963,000	17,681	Daelim Industrial Co Ltd	176,879	14,399
Industrial Bank of Korea	571,420	8,201		$ 20,508
Krung Thai Bank Public Company Ltd (b)	13,391,826	7,549
			Food - 2.79%
Malayan Banking Bhd	4,696,500	13,585	Centros Comerciales Sudamericanos SA	1,135,752	8,849
Metropolitan Bank & Trust	2,110,600	3,844	Cia Brasileira de Distribuicao Grupo Pao de	253,138	10,027
Powszechna Kasa Oszczednosci Bank Polski SA	383,157	6,049	Acucar ADR
Sberbank of Russia	5,388,070	17,856	Cosan SA Industria e Comercio	421,600	6,697
Standard Bank Group Ltd/South Africa	115,172	1,698	Indofood Sukses Makmur Tbk PT	9,223,000	5,366
State Bank of India Ltd	44,278	6,110	Uni-President Enterprises Corp	5,108,888	6,640
Turkiye Vakiflar Bankasi Tao	2,067,554	6,688	X5 Retail Group NV (a)	139,865	5,860
	$ 240,511			$ 43,439
Beverages - 2.42%
Cia Cervecerias Unidas SA	431,051	4,820	Forest Products & Paper - 0.27%
Cia de Bebidas das Americas ADR	156,687	21,817	Suzano Papel e Celulose SA	452,100	4,252
Fomento Economico Mexicano SAB de CV ADR	199,456	10,952	Gas - 0.58%
	$ 37,589		ENN Energy Holdings Ltd	1,720,000	5,170
Building Materials - 1.01%			GAIL India Ltd	349,453	3,867
China National Building Material Co Ltd	2,631,063	6,415		$ 9,037
Semen Gresik Persero Tbk PT	4,143,000	4,543
Taiwan Cement Corp	4,405,000	4,690	Holding Companies - Diversified - 2.73%
			Alfa SAB de CV	457,600	3,818
	$ 15,648		GS Holdings	183,674	9,630
Chemicals - 1.90%			Imperial Holdings Ltd	546,335	8,911
Formosa Chemicals & Fibre Corp	4,258,000	12,209	KOC Holding AS	1,646,671	7,864
LG Chem Ltd	56,535	17,434	LG Corp	170,832	12,221
	$ 29,643			$ 42,444
Coal - 1.47%			Home Builders - 0.29%
Banpu Public Co Ltd	304,050	7,911	MRV Engenharia e Participacoes SA	470,000	4,575
Exxaro Resources Ltd	419,595	7,907

See accompanying notes

297

     Schedule of Investments International Emerging Markets Fund October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Home Furnishings - 0.44%			Pharmaceuticals (continued)
Arcelik AS	1,240,734 $	6,877	Pharmstandard (a)	157,240 $	4,088
			Richter Gedeon Nyrt	20,580	4,903
Insurance - 2.85%			United Laboratories International Holdings Ltd/The	1,840,000	3,490
China Life Insurance Co Ltd	850,000	3,723		$ 19,559
Hyundai Marine & Fire Insurance Co Ltd	366,400	7,815	Real Estate - 0.82%
Odontoprev SA (a)	123,872	1,821	Guangzhou R&F Properties Co Ltd	2,967,600	4,234
Ping An Insurance Group Co of China Ltd	1,548,500	16,671	Huaku Development Co Ltd	1,367,965	3,793
Sanlam Ltd	3,460,483	12,973	Shimao Property Holdings Ltd	2,843,000	4,702
Sul America SA	110,419	1,298		$ 12,729
	$ 44,301		Retail - 3.88%
Internet - 0.37%			Clicks Group Ltd	824,223	5,377
Daum Communications Corp (a)	6,421	448	Grupo Comercial Chedraui SA de CV (a)	1,172,960	3,795
Tencent Holdings Ltd	234,100	5,361	Intime Department Store Group Co Ltd	2,712,000	4,157
	$ 5,809		Lojas Renner SA	356,700	14,152
Investment Companies - 0.20%			Lotte Shopping Co Ltd	24,957	10,213
Infrastructure Development Finance Co Ltd	698,910	3,147	Mr Price Group Ltd	925,583	8,411
			President Chain Store Corp	1,126,952	4,472
Iron & Steel - 3.01%			Woolworths Holdings Ltd/South Africa	2,519,750	9,874
Cia Siderurgica Nacional SA ADR	867,246	14,639		$ 60,451
Maanshan Iron & Steel	7,142,000	4,091	Semiconductors - 4.42%
Mechel ADR	174,405	4,107	ASM Pacific Technology Ltd	580,500	5,235
POSCO ADR	160,293	16,661	Chipbond Technology Corp (a)	3,704,000	5,758
Shougang Concord International Enterprises Co	43,576,000	7,309	Powertech Technology Inc	2,618,000	8,635
Ltd (a)			Samsung Electronics Co Ltd	54,630	36,169
	$ 46,807		Taiwan Semiconductor Manufacturing Co Ltd	6,321,491	12,964
Leisure Products & Services - 0.29%				$ 68,761
Bajaj Auto Ltd	133,100	4,527	Shipbuilding - 0.62%
			Hyundai Heavy Industries Co Ltd	29,728	9,683
Lodging - 0.57%
Genting Bhd	2,622,100	8,798	Telecommunications - 7.54%
			Advanced Info Service PCL (a),(b)	1,264,900	3,797
Media - 0.31%			America Movil SAB de CV ADR	291,473	16,690
Grupo Televisa SA ADR	213,891	4,802	Axiata Group Bhd (a)	3,845,200	5,549
			China Mobile Ltd	2,228,593	22,699
Mining - 5.00%			China Telecom Corp Ltd	13,862,000	7,171
Anglo American PLC	136,484	6,360	Chunghwa Telecom Co Ltd (a)	4,521,000	10,571
Cia de Minas Buenaventura SA ADR	113,444	6,017	Comba Telecom Systems Holdings Ltd	2,650,200	3,009
Grupo Mexico SAB de CV	4,131,100	13,606	D-Link Corp	4,439,000	4,479
Hindalco Industries Ltd	1,843,236	8,734	Mobile Telesystems OJSC ADR	608,934	13,183
Impala Platinum Holdings Ltd	195,930	5,538	Philippine Long Distance Telephone Co	24,880	1,549
Industrias Penoles SAB de CV	259,630	7,358	Taiwan Mobile Co Ltd	2,976,000	6,618
KGHM Polska Miedz SA	298,936	13,425	Turk Telekomunikasyon AS	1,725,436	8,060
MMC Norilsk Nickel ADR	605,209	11,287	Vivo Participacoes SA ADR	167,664	4,802
Southern Copper Corp	128,056	5,481	Vodacom Group Ltd	952,560	9,152
	$ 77,806			$ 117,329
Miscellaneous Manufacturing - 0.43%			Textiles - 0.29%
Largan Precision Co Ltd	338,000	6,700	Cia Hering	93,200	4,590

Oil & Gas - 11.20%			Transportation - 0.67%
China Petroleum & Chemical Corp	15,382,000	14,506	Pacific Basin Shipping Ltd	6,676,000	4,858
CNOOC Ltd	11,217,000	23,241	Sincere Navigation	4,582,000	5,551
Gazprom OAO ADR	738,210	16,130		$ 10,409
Hindustan Petroleum Corp Ltd	576,659	6,325	TOTAL COMMON STOCKS	$ 1,428,508
Lukoil OAO ADR	322,218	17,996	PREFERRED STOCKS - 6.26%	Shares Held Value (000's)
OGX Petroleo e Gas Participacoes SA (a)	531,500	6,949
			Banks - 2.31%
Oil & Natural Gas Corp Ltd	150,653	4,422	Banco Bradesco SA	389,227	7,976
PetroChina Co Ltd	8,414,293	10,269	Itau Unibanco Holding SA	1,161,679	28,080
Petroleo Brasileiro SA ADR	1,241,508	42,360		$ 36,056
PTT Public Company Limited (b)	838,100	8,471
			Holding Companies - Diversified - 0.81%
Reliance Industries Ltd	80,147	1,978	Itausa - Investimentos Itau SA	1,612,800	12,625
Rosneft Oil Co	914,567	6,375
Surgutneftegas OJSC ADR	331,462	3,212
Tatneft ADR	179,097	5,650	Mining - 3.14%
Tupras Turkiye Petrol Rafinerileri AS	242,114	6,499	Vale SA	1,738,460	48,822
	$ 174,383		TOTAL PREFERRED STOCKS	$ 97,503
Oil & Gas Services - 0.40%
China Oilfield Services Ltd	3,792,000	6,154

Pharmaceuticals - 1.26%
Dr Reddy's Laboratories Ltd	189,479	7,078

See accompanying notes

298

     Schedule of Investments International Emerging Markets Fund October 31, 2010

Portfolio Summary (unaudited)
			Country	Percent
	Maturity		Brazil	17 .72%
	Amount		China	13 .12%
REPURCHASE AGREEMENTS - 0.12%	(000's)	Value (000's)	Korea, Republic Of	12 .31%
Banks - 0.12%			Taiwan, Province Of China	12 .03%
Investment in Joint Trading Account; Bank of	$ 527	$ 527
America Repurchase Agreement; 0.22%			India	8 .08%
			Russian Federation	7 .05%
dated 10/29/10 maturing 11/01/10			South Africa	5 .47%
(collateralized by Sovereign Agency Issues;
$537,400; 0.00% - 5.25%; dated 05/01/13 -			Hong Kong	4 .95%
			Mexico	3 .92%
04/15/42)			Turkey	2 .58%
Investment in Joint Trading Account; Credit Suisse	509	509
Repurchase Agreement; 0.21% dated			Thailand	2 .57%
			Malaysia	2 .10%
10/29/10 maturing 11/01/10 (collateralized by			Chile	1 .45%
US Treasury Note; $518,801; 1.13%; dated
01/15/12)			Poland	1 .25%
			Indonesia	1 .05%
Investment in Joint Trading Account; Deutsche	483	483	Peru	0 .64%
Bank Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by			United States	0 .47%
Sovereign Agency Issues; $492,861; 0.38% -			United Kingdom	0 .41%
			Philippines	0 .35%
3.75%; dated 12/06/10 - 01/29/15)			Egypt	0 .33%
Investment in Joint Trading Account; Morgan	331	330
Stanley Repurchase Agreement; 0.20% dated			Hungary	0 .32%
10/29/10 maturing 11/01/10 (collateralized by			Other Assets in Excess of Liabilities, Net	1 .83%
Sovereign Agency Issues; $337,220; 1.88% -			TOTAL NET ASSETS	100.00%
6.13%; dated 01/09/12 - 02/21/13)
$ 1,849
TOTAL REPURCHASE AGREEMENTS		$ 1,849
Total Investments		$ 1,527,860
Other Assets in Excess of Liabilities, Net - 1.83%		$ 28,472
TOTAL NET ASSETS - 100.00%		$ 1,556,332

(a) Non-Income Producing Security
(b)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $19,817 or 1.27% of net assets.
(c)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $2,952 or 0.19% of net assets.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 297,055
Unrealized Depreciation		(27,795)
Net Unrealized Appreciation (Depreciation)		$ 269,260
Cost for federal income tax purposes		$ 1,258,600
All dollar amounts are shown in thousands (000's)

See accompanying notes

299

Schedule of Investments
International Fund I
October 31, 2010

COMMON STOCKS - 93.52%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.02%			Automobile Parts & Equipment (continued)
Dentsu Inc	4,800 $	113	Sumitomo Electric Industries Ltd	14,400 $	184
Publicis Groupe SA	3,600	179	Sumitomo Rubber Industries Ltd	54,400	586
	$ 292		Toyota Industries Corp	5,200	147
Aerospace & Defense - 0.93%				$ 17,671
BAE Systems PLC	66,725	369	Banks - 14.10%
Elbit Systems Ltd	683	36	77 Bank Ltd/The	10,000	47
European Aeronautic Defence and Space Co NV (a)	7,900	208	Aozora Bank Ltd	14,000	23
Rolls-Royce Group PLC (a)	1,033,676	10,724	Australia & New Zealand Banking Group Ltd	740,526	17,996
Safran SA	50,960	1,616	Banco Bilbao Vizcaya Argentaria SA	301,921	3,971
	$ 12,953		Banco Espirito Santo SA	15,298	76
Agriculture - 0.29%			Banco Popular Espanol SA	25,250	163
British American Tobacco PLC	43,582	1,662	Banco Santander SA	302,870	3,891
Golden Agri-Resources Ltd	193,640	97	Banco Santander SA - Rights (a)	221,840	37
Imperial Tobacco Group PLC	17,349	556	Bank Hapoalim BM (a)	28,889	131
Japan Tobacco Inc	443	1,378	Bank Leumi Le-Israel BM (a)	34,351	158
Swedish Match AB	6,730	188	Bank of Cyprus Public Co Ltd	21,291	99
Wilmar International Ltd	38,000	188	Bank of East Asia Ltd	44,296	189
	$ 4,069		Bank of Kyoto Ltd/The	9,000	81
Airlines - 0.26%			Bank of Yokohama Ltd/The	35,000	172
All Nippon Airways Co Ltd	24,000	91	Barclays PLC	1,091,462	4,803
British Airways PLC (a)	133,700	580	Bendigo and Adelaide Bank Ltd	10,530	93
Cathay Pacific Airways Ltd	375,000	1,009	BNP Paribas	228,982	16,747
Deutsche Lufthansa AG (a)	76,172	1,635	BOC Hong Kong Holdings Ltd	590,500	1,852
Qantas Airways Ltd (a)	32,342	90	Chiba Bank Ltd/The	22,000	136
Singapore Airlines Ltd	15,000	183	Chugoku Bank Ltd/The	5,000	58
	$ 3,588		Chuo Mitsui Trust Holdings Inc	28,000	101
Apparel - 0.21%			Commonwealth Bank of Australia	112,439	5,386
Adidas AG	4,017	263	Credit Agricole SA	18,126	297
Asics Corp	4,000	43	Credit Suisse Group AG	279,491	11,546
			Danske Bank A/S (a)	7,739	206
Billabong International Ltd	5,900	47
Burberry Group PLC	68,774	1,123	DBS Group Holdings Ltd	32,033	344
Christian Dior SA	7,721	1,117	Deutsche Bank AG	15,869	919
Hermes International	1,013	215	DnB NOR ASA	1,048,815	14,398
Yue Yuen Industrial Holdings Ltd	21,500	77	Erste Group Bank AG	29,351	1,325
	$ 2,885		Fukuoka Financial Group Inc	22,000	86
			Gunma Bank Ltd/The	11,000	55
Automobile Manufacturers - 4.50%			Hachijuni Bank Ltd/The	12,000	62
Bayerische Motoren Werke AG	39,081	2,797
Daihatsu Motor Co Ltd	5,000	68	Hang Seng Bank Ltd	26,400	387
Daimler AG (a)	17,316	1,147	Hiroshima Bank Ltd/The	14,000	57
Fiat SpA	14,677	248	HSBC Holdings PLC	1,096,215	11,402
Fuji Heavy Industries Ltd	201,000	1,392	Industrial and Commercial Bank of China Ltd	12,787,000	10,294
Hino Motors Ltd	7,000	30	Intesa Sanpaolo SpA	1,147,290	4,036
			Israel Discount Bank Ltd (a)	15,718	32
Honda Motor Co Ltd	654,300	23,881
Hyundai Motor Co	68,632	10,369	Itau Unibanco Holding SA ADR	394,200	9,682
Isuzu Motors Ltd	34,000	131	Iyo Bank Ltd/The	7,000	52
Mazda Motor Corp	43,000	109	Joyo Bank Ltd/The	19,000	83
Nissan Motor Co Ltd	47,000	415	Julius Baer Group Ltd	3,520	149
Peugeot SA (a)	4,432	176	Kasikornbank PCL	757,300	3,183
Renault SA (a)	18,289	1,016	Kasikornbank PCL - NVDR	2,375,600	9,271
			KBC Groep NV (a)	20,900	909
Scania AB	9,324	198	Lloyds Banking Group PLC (a)	13,244,665	14,630
Suzuki Motor Corp	6,300	154
Tata Motors Ltd ADR	373,787	10,511	Mediobanca SpA	89,339	926
Toyota Motor Corp	167,472	5,950	Mitsubishi UFJ Financial Group Inc	1,029,000	4,795
Volkswagen AG - PFD	25,266	3,817	Mizrahi Tefahot Bank Ltd	90,400	845
Volvo AB - B Shares (a)	21,065	285	Mizuho Financial Group Inc	1,329,679	1,933
			National Australia Bank Ltd	43,694	1,090
	$ 62,694		National Bank of Greece SA (a)	16,551	181
Automobile Parts & Equipment - 1.27%			Natixis (a)	108,100	663
Aisin Seiki Co Ltd	21,000	660	Nishi-Nippon City Bank Ltd/The	20,000	55
Bridgestone Corp	747,200	13,399	Nordea Bank AB	63,182	696
Cie Generale des Etablissements Michelin	3,344	266	Oversea-Chinese Banking Corp Ltd	202,000	1,406
Continental AG (a)	1,457	128
			Pohjola Bank PLC	4,025	51
Denso Corp	44,700	1,391	Raiffeisen Bank International AG	1,577	89
JTEKT Corp	5,600	56	Resona Holdings Inc	17,600	140
Koito Manufacturing Co Ltd	3,000	39	Royal Bank of Scotland Group PLC (a)	296,323	212
NGK Spark Plug Co Ltd	4,000	56	Sapporo Hokuyo Holdings Inc	9,200	38
NHK Spring Co Ltd	55,000	466	Skandinaviska Enskilda Banken AB	24,034	186
NOK Corp	3,000	54	Societe Generale	69,585	4,167
Nokian Renkaat OYJ	3,150	109	Standard Chartered PLC	45,016	1,302
Pirelli & C SpA	6,931	59	Sumitomo Mitsui Financial Group Inc	114,000	3,417
Stanley Electric Co Ltd	4,200	71	Sumitomo Trust & Banking Co Ltd/The	184,000	1,008

See accompanying notes

300

Schedule of Investments
International Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Banks (continued)			Chemicals (continued)
Suncorp-Metway Ltd	145,956 $	1,316	Mitsui Chemicals Inc	368,000 $	1,079
Svenska Handelsbanken AB	9,560	313	Nitto Denko Corp	4,800	180
Swedbank AB (a)	205,954	2,875	Shin-Etsu Chemical Co Ltd	33,700	1,706
Turkiye Garanti Bankasi AS	1,601,774	9,827	Showa Denko KK	41,000	75
UBS AG (a)	335,569	5,681	Solvay SA	11,427	1,210
UniCredit SpA	230,391	601	Sumitomo Chemical Co Ltd	230,000	1,004
Unione di Banche Italiane SCPA	116,252	1,227	Syngenta AG	1,863	515
United Overseas Bank Ltd	22,697	327	Tokuyama Corp	8,000	44
Westpac Banking Corp	61,331	1,364	Tosoh Corp	14,000	37
Yamaguchi Financial Group Inc	5,000	45	Ube Industries Ltd/Japan	266,000	652
	$ 196,391		Wacker Chemie AG	5,100	1,053
Beverages - 2.28%			Yara International ASA	15,832	832
Anheuser-Busch InBev NV	353,751	22,174		$ 39,377
Asahi Breweries Ltd	6,600	133	Coal - 0.00%
Carlsberg A/S	18,235	1,994	MacArthur Coal Ltd	5,113	60
Coca Cola Hellenic Bottling Co SA	5,328	138
Coca-Cola Amatil Ltd	16,485	197	Commercial Services - 1.02%
Coca-Cola West Co Ltd	1,600	24	Abertis Infraestructuras SA	8,613	170
Diageo PLC	54,682	1,009	Adecco SA	29,435	1,645
Foster's Group Ltd	439,392	2,513	Aggreko PLC	7,587	191
Heineken Holding NV	3,356	144	Anhanguera Educacional Participacoes SA	334,161	6,525
Heineken NV	5,657	287	Atlantia SpA	6,996	160
Kirin Holdings Co Ltd	14,000	192	Babcock International Group PLC	10,481	97
Pernod-Ricard SA	3,371	299	Benesse Holdings Inc	2,000	96
SABMiller PLC	81,283	2,636	Brambles Ltd	26,924	168
Sapporo Holdings Ltd	7,000	28	Bunzl PLC	9,577	113
	$ 31,768		Bureau Veritas SA	1,430	106
Biotechnology - 0.13%			Capita Group PLC/The	71,742	882
CSL Ltd	52,461	1,687	Dai Nippon Printing Co Ltd	16,000	202
Novozymes A/S	1,343	179	Edenred (a)	35,534	744
	$ 1,866		Experian PLC	103,937	1,209
Building Materials - 0.24%			G4S PLC	41,104	172
Asahi Glass Co Ltd	19,000	182	Intertek Group PLC	4,645	138
Boral Ltd	20,944	90	Intoll Group	65,906	97
Cie de St-Gobain	6,555	306	Kamigumi Co Ltd	73,000	571
CRH PLC	13,939	239	Secom Co Ltd	3,500	159
Daikin Industries Ltd	4,400	153	Securitas AB	9,124	100
Geberit AG	663	127	Serco Group PLC	14,358	141
HeidelbergCement AG	23,100	1,210	SGS SA	92	147
Holcim Ltd	4,830	301	Toppan Printing Co Ltd	16,000	129
Imerys SA	1,098	66	Transurban Group	37,100	190
JS Group Corp	7,200	142		$ 14,152
Lafarge SA	3,948	226	Computers - 0.39%
Nippon Sheet Glass Co Ltd	26,000	57	Cap Gemini SA	2,878	147
Rinnai Corp	1,000	61	Computershare Ltd	12,953	129
Sika AG	59	117	Fujitsu Ltd	282,000	1,927
Taiheiyo Cement Corp	25,000	27	Gemalto NV	21,193	965
TOTO Ltd	8,000	53	Indra Sistemas SA	48,300	946
	$ 3,357		Logitech International SA (a)	29,645	562
Chemicals - 2.83%			Obic Co Ltd	200	37
Air Liquide SA	24,496	3,168	Otsuka Corp	8,700	552
Air Water Inc	58,000	677	TDK Corp	3,500	200
Akzo Nobel NV	4,561	271		$ 5,465
Asahi Kasei Corp	31,000	182	Consumer Products - 0.33%
BASF SE	55,800	4,074	Reckitt Benckiser Group PLC	81,349	4,550
Bayer AG	24,580	1,844	Societe BIC SA	777	69
Daicel Chemical Industries Ltd	8,000	56		$ 4,619
Denki Kagaku Kogyo KK	14,000	62	Cosmetics & Personal Care - 1.09%
Givaudan SA	141	145	Kao Corp	48,000	1,218
Hitachi Chemical Co Ltd	3,000	56	L'Oreal SA	18,083	2,123
Israel Chemicals Ltd	12,916	198	Shiseido Co Ltd	9,800	205
JSR Corp	56,100	971	Unicharm Corp	305,100	11,659
K+S AG	2,445	170		$ 15,205
Kaneka Corp	8,000	49	Distribution & Wholesale - 1.80%
Kansai Paint Co Ltd	5,000	47	Canon Marketing Japan Inc	1,700	21
Koninklijke DSM NV	3,037	162	Hitachi High-Technologies Corp	2,000	39
Lanxess AG	23,357	1,625	ITOCHU Corp	181,400	1,592
Linde AG	107,291	15,456	Jardine Cycle & Carriage Ltd	3,000	91
Lonza Group AG	17,335	1,518	Li & Fung Ltd	214,000	1,130
Mitsubishi Chemical Holdings Corp	37,000	191	Marubeni Corp	31,000	195
Mitsubishi Gas Chemical Co Inc	11,000	68
See accompanying notes			301

Schedule of Investments
International Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Distribution & Wholesale (continued)			Electronics (continued)
Mitsubishi Corp	680,700 $	16,368	Keyence Corp	700 $	174
Mitsui & Co Ltd	145,333	2,285	Koninklijke Philips Electronics NV	149,605	4,524
Sojitz Corp	36,400	67	Kyocera Corp	13,700	1,367
Sumitomo Corp	167,900	2,128	Minebea Co Ltd	9,000	49
Toyota Tsusho Corp	6,100	95	Mitsumi Electric Co Ltd	2,300	39
Wolseley PLC (a)	37,786	1,007	Murata Manufacturing Co Ltd	14,100	793
	$ 25,018		NEC Corp	44,000	123
Diversified Financial Services - 1.82%			NGK Insulators Ltd	7,000	106
Acom Co Ltd	1,150	13	Omron Corp	5,900	137
Aeon Credit Service Co Ltd	2,300	26	Toshiba Corp	389,000	1,949
Credit Saison Co Ltd	4,300	61	Yokogawa Electric Corp	6,200	41
Criteria Caixacorp SA	24,498	138		$ 9,636
Deutsche Boerse AG	29,222	2,064	Energy - Alternate Sources - 0.06%
GAM Holding AG	6,020	95	Iberdrola Renovables SA	24,617	83
Hong Kong Exchanges and Clearing Ltd	17,400	383	Verbund AG	18,700	748
IG Group Holdings PLC	79,000	669		$ 831
Investec PLC	14,087	112	Engineering & Contruction - 0.58%
Macquarie Group Ltd	42,958	1,523	ABB Ltd (a)	42,841	887
Mitsubishi UFJ Lease & Finance Co Ltd	17,430	584	ACS Actividades de Construccion y Servicios SA	3,453	181
Nomura Holdings Inc	278,400	1,446	Aeroports de Paris	864	73
ORIX Corp	21,380	1,950	Aker Solutions ASA	59,690	909
Promise Co Ltd	90,400	379	Auckland International Airport Ltd	26,729	43
Schroders PLC	3,255	82	Balfour Beatty PLC	19,978	89
Shinhan Financial Group Co Ltd	163,990	6,347	Bouygues SA	4,467	197
Shriram Transport Finance Co Ltd - Warrants (a),(b)	473,943	9,356	Eiffage SA	1,179	58
Singapore Exchange Ltd	25,000	170	Fraport AG Frankfurt Airport Services Worldwide	1,071	68
	$ 25,398		Hochtief AG	1,325	115
Electric - 2.19%			JGC Corp	5,000	96
A2A SpA	31,952	52	Kajima Corp	24,000	56
AGL Energy Ltd	13,114	207	Kinden Corp	3,000	26
Chubu Electric Power Co Inc	12,400	314	Koninklijke Boskalis Westminster NV	2,012	81
Chugoku Electric Power Co Inc/The	8,600	173	Leighton Holdings Ltd	3,942	142
CLP Holdings Ltd	37,663	306	MAp Group	1,107,242	3,308
E.ON AG	34,652	1,087	Obayashi Corp	156,000	636
EDF SA	4,981	228	SembCorp Industries Ltd	28,000	99
EDP - Energias de Portugal SA	50,944	195	Shimizu Corp	17,000	66
Electric Power Development Co Ltd	3,400	101	Singapore Technologies Engineering Ltd	48,000	123
Enel SpA	126,655	723	Skanska AB	7,730	148
Fortum OYJ	97,169	2,755	Taisei Corp	29,000	62
GDF Suez	361,187	14,417	Vinci SA	8,439	451
Hokuriku Electric Power Co	5,100	124	WorleyParsons Ltd	5,580	125
Hongkong Electric Holdings Ltd	27,500	175		$ 8,039
Iberdrola SA	77,666	655	Entertainment - 0.03%
International Power PLC	539,218	3,605	Oriental Land Co Ltd/Japan	1,400	136
Kansai Electric Power Co Inc/The	14,400	365	Sankyo Co Ltd	1,500	80
Kyushu Electric Power Co Inc	7,200	171	TABCORP Holdings Ltd	22,388	162
National Grid PLC	311,818	2,948	Tatts Group Ltd	37,355	91
Public Power Corp SA	4,650	78		$ 469
RWE AG	8,056	578	Food - 4.07%
RWE AG - PFD	1,135	77	Ajinomoto Co Inc	19,000	181
Scottish & Southern Energy PLC	15,729	291	Aryzta AG	2,461	109
SP AusNet	39,413	36	Associated British Foods PLC	125,680	2,108
Tohoku Electric Power Co Inc	8,100	182	Carrefour SA	29,957	1,617
Tokyo Electric Power Co Inc/The	27,252	652	Casino Guichard Perrachon SA	1,607	151
	$ 30,495		Danone	34,405	2,178
Electrical Components & Equipment - 1.31%			Goodman Fielder Ltd	42,368	62
Brother Industries Ltd	6,800	87	J Sainsbury PLC	35,299	220
Casio Computer Co Ltd	6,900	48	Jeronimo Martins SGPS SA	6,417	96
Furukawa Electric Co Ltd	18,000	67	Kesko OYJ	1,948	97
Hitachi Ltd	88,000	398	Koninklijke Ahold NV	122,316	1,691
Legrand SA	3,832	148	MEIJI Holdings Co Ltd	2,000	92
Mitsubishi Electric Corp	37,000	347	Metcash Ltd	282,217	1,208
Nidec Corp	12,500	1,237	Metro AG	39,608	2,777
Schneider Electric SA	104,937	14,897	Nestle SA	242,099	13,260
Ushio Inc	3,000	50	Nippon Meat Packers Inc	5,000	58
Vestas Wind Systems A/S (a)	31,846	1,017	Nisshin Seifun Group Inc	5,500	68
	$ 18,296		Olam International Ltd	35,000	85
Electronics - 0.69%			Orkla ASA	13,149	127
Hamamatsu Photonics KK	1,900	61	Parmalat SpA	50,362	139
Hirose Electric Co Ltd	900	91	Tesco PLC	2,470,490	16,897
Hoya Corp	7,800	182	Toyo Suisan Kaisha Ltd	22,000	472
See accompanying notes			302

Schedule of Investments
International Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Food (continued)			Home Furnishings (continued)
Unilever NV	385,297 $	11,425	Sony Corp	319,600 $	10,684
Unilever PLC	21,869	630		$ 12,873
WM Morrison Supermarkets PLC	36,151	170	Insurance - 4.48%
Woolworths Ltd	24,524	681	Admiral Group PLC	5,863	153
Yamazaki Baking Co Ltd	3,000	37	Aegon NV (a)	177,625	1,125
	$ 56,636		Ageas	364,000	1,119
Food Service - 0.02%			AIA Group Ltd (a)	2,810,800	8,359
Compass Group PLC	36,114	296	Allianz SE	8,867	1,111
			AMP Ltd	197,059	1,031
Forest Products & Paper - 0.04%			Assicurazioni Generali SpA	19,895	436
Nippon Paper Group Inc	2,800	71	Aviva PLC	119,108	760
OJI Paper Co Ltd	24,000	111	AXA Asia Pacific Holdings Ltd	30,117	160
Svenska Cellulosa AB	11,284	175	AXA SA	181,964	3,313
UPM-Kymmene OYJ	10,240	170	Baloise Holding AG	16,501	1,526
	$ 527		CNP Assurances	4,327	86
Gas - 0.33%			Dai-ichi Life Insurance Co Ltd/The	136	165
Centrica PLC	99,003	527	Hannover Rueckversicherung AG	1,756	88
Enagas	5,217	115	ING Groep NV (a)	1,574,246	16,806
Gas Natural SDG SA	6,714	98	Insurance Australia Group Ltd	35,424	132
Hong Kong & China Gas Co Ltd	85,900	207	Legal & General Group PLC	114,583	184
Osaka Gas Co Ltd	56,000	212	Mapfre SA	21,978	73
Snam Rete Gas SpA	24,338	132	MS&AD Insurance Group Holdings	55,170	1,325
Toho Gas Co Ltd	11,000	58	Muenchener Rueckversicherungs AG	16,149	2,523
Tokyo Gas Co Ltd	674,000	3,174	NKSJ Holdings Inc	184,000	1,264
	$ 4,523		Old Mutual PLC	106,048	221
Hand & Machine Tools - 0.13%			Ping An Insurance Group Co of China Ltd	976,500	10,513
Fuji Electric Holdings Co Ltd	16,000	38	Prudential PLC	168,625	1,703
Makita Corp	31,200	1,097	QBE Insurance Group Ltd	17,636	297
Sandvik AB	19,521	295	RSA Insurance Group PLC	100,401	211
Schindler Holding AG - PC	1,416	152	Sampo OYJ	8,207	230
Schindler Holding AG - REG	627	68	SCOR SE	4,853	119
SMC Corp/Japan	1,000	153	Sony Financial Holdings Inc	218	759
	$ 1,803		Standard Life PLC	38,505	140
			Storebrand ASA (a)	283,600	2,063
Healthcare - Products - 0.54%			Swiss Life Holding AG (a)	888	109
Cie Generale d'Optique Essilor International SA	26,273	1,754
Cochlear Ltd	1,647	115	Swiss Reinsurance Co Ltd	6,880	331
Coloplast A/S	663	82	T&D Holdings Inc	42,250	866
Elekta AB	44,300	1,677	Tokio Marine Holdings Inc	12,266	346
Fresenius SE	822	73	Zurich Financial Services	11,364	2,782
Luxottica Group SpA	3,386	100		$ 62,429
Smith & Nephew PLC	18,831	166	Internet - 0.94%
Sonova Holding AG	9,532	1,105	Ctrip.com International Ltd ADR(a)	184,871	9,626
Synthes Inc	1,728	206	Dena Co Ltd	21,400	553
Terumo Corp	27,100	1,375	Iliad SA	12,691	1,429
William Demant Holding A/S (a)	11,786	883	Matsui Securities Co Ltd	3,500	20
	$ 7,536		Rakuten Inc	1,695	1,306
Healthcare - Services - 1.87%			United Internet AG	3,496	63
Amil Participacoes SA	942,534	9,590	Yahoo Japan Corp	422	148
Fresenius Medical Care AG & Co KGaA	242,695	15,481		$ 13,145
Ramsay Health Care Ltd	61,950	949	Investment Companies - 0.13%
	$ 26,020		Cheung Kong Infrastructure Holdings Ltd	13,000	54
Holding Companies - Diversified - 3.21%			Delek Group Ltd	115	32
Cie Nationale a Portefeuille	786	42	Investor AB	8,898	183
GEA Group AG	462,748	12,086	Kinnevik Investment AB	6,324	130
Hutchison Whampoa Ltd	36,000	355	Resolution Ltd	348,180	1,461
Jardine Strategic Holdings Ltd	450,000	11,772		$ 1,860
Keppel Corp Ltd	287,000	2,213	Iron & Steel - 1.18%
LVMH Moet Hennessy Louis Vuitton SA	26,631	4,173	ArcelorMittal	14,630	470
Noble Group Ltd	73,090	105	Daido Steel Co Ltd	8,000	41
Swire Pacific Ltd	851,000	12,077	Fortescue Metals Group Ltd (a)	30,698	188
Wharf Holdings Ltd	285,000	1,871	Hitachi Metals Ltd	6,000	68
	$ 44,694		JFE Holdings Inc	10,400	325
Home Builders - 1.02%			Kobe Steel Ltd	72,000	158
Daiwa House Industry Co Ltd	14,000	151	Nippon Steel Corp	86,000	270
Sekisui Chemical Co Ltd	2,098,000	13,349	Nisshin Steel Co Ltd	20,000	36
Sekisui House Ltd	80,000	753	Sumitomo Metal Industries Ltd	378,000	879
	$ 14,253		ThyssenKrupp AG	378,152	13,903
Home Furnishings - 0.93%			Voestalpine AG	3,201	127
Matsushita Electric Industrial Co Ltd	136,800	2,011		$ 16,465
Sharp Corp/Japan	18,000	178

See accompanying notes

303

Schedule of Investments
International Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Leisure Products & Services - 0.09%			Mining - 6.05%
Carnival PLC	5,049 $	218	Anglo American PLC	100,470 $	4,682
Sega Sammy Holdings Inc	42,500	694	Antofagasta PLC	7,765	164
Shimano Inc	1,900	95	BHP Billiton Ltd	141,947	5,829
TUI AG (a)	4,031	47	BHP Billiton PLC	104,552	3,709
Yamaha Corp	4,600	56	Boliden AB	7,969	135
Yamaha Motor Co Ltd (a)	7,600	117	Eurasian Natural Resources Corp PLC	7,504	105
	$ 1,227		First Quantum Minerals Ltd	90,751	7,947
Lodging - 0.23%			Kazakhmys PLC	35,438	748
Accor SA	39,971	1,640	Mitsubishi Materials Corp	244,000	764
City Developments Ltd	15,000	147	Mitsui Mining & Smelting Co Ltd	16,000	49
Crown Ltd	13,174	107	Newcrest Mining Ltd	354,488	13,875
Genting Singapore PLC (a)	493,200	827	Orica Ltd	6,837	169
Intercontinental Hotels Group PLC	8,405	163	OZ Minerals Ltd	90,956	139
Sands China Ltd (a)	70,800	154	Randgold Resources Ltd	1,538	144
Sky City Entertainment Group Ltd	16,758	39	Rio Tinto Ltd	59,992	4,859
Wynn Macau Ltd (a)	44,800	99	Rio Tinto PLC	333,050	21,539
	$ 3,176		Sumitomo Metal Mining Co Ltd	8,000	127
Machinery - Construction & Mining - 0.19%			Umicore	64,409	3,031
Atlas Copco AB - A Shares	13,000	272	Vedanta Resources PLC	3,474	115
Atlas Copco AB - B Shares	9,571	182	Xstrata PLC	829,764	16,081
Komatsu Ltd	91,300	2,238		$ 84,211
	$ 2,692		Miscellaneous Manufacturing - 0.71%
Machinery - Diversified - 0.52%			Alfa Laval AB	9,837	171
Alstom SA	24,189	1,221	CSR Ltd	44,144	79
Amada Co Ltd	10,000	66	FUJIFILM Holdings Corp	40,200	1,341
Fanuc Ltd	17,600	2,548	Konica Minolta Holdings Inc	14,000	136
Hexagon AB	5,545	113	Siemens AG	67,354	7,705
IHI Corp	38,000	72	Smiths Group PLC	11,384	218
Kone OYJ	3,014	161	Wartsila OYJ	2,298	161
Kubota Corp	120,000	1,068		$ 9,811
MAN SE	12,540	1,381	Office & Business Equipment - 0.36%
Metso OYJ	3,723	176	Canon Inc	75,100	3,472
Mitsubishi Heavy Industries Ltd	57,000	208	Ricoh Co Ltd	108,000	1,511
Sumitomo Heavy Industries Ltd	15,000	85	Seiko Epson Corp	3,700	59
Zardoya Otis SA	4,072	68		$ 5,042
	$ 7,167		Oil & Gas - 6.95%
Media - 0.72%			BG Group PLC	1,268,052	24,697
British Sky Broadcasting Group PLC	21,873	248	BP PLC	968,950	6,611
Fairfax Media Ltd	61,682	88	Cairn Energy PLC (a)	1,016,726	6,287
Fuji Media Holdings Inc	13	17	Cosmo Oil Co Ltd	17,000	46
Gestevision Telecinco SA	2,874	37	ENI SpA	278,246	6,270
ITV PLC (a)	1,197,863	1,310	Idemitsu Kosan Co Ltd	600	51
Lagardere SCA	12,538	535	Inpex Corp	40	208
Mediaset SpA	244,751	1,805	JX Holdings Inc	43,020	253
Metropole Television SA	1,878	46	Niko Resources Ltd	99,049	9,449
Modern Times Group AB	22,500	1,614	Oil Search Ltd	144,209	901
PagesJaunes Groupe SA	3,683	40	OMV AG	4,370	163
Pearson PLC	76,829	1,174	Origin Energy Ltd	106,120	1,657
Reed Elsevier NV	13,198	172	Petroleo Brasileiro SA ADR	191,162	6,523
Reed Elsevier PLC	23,301	200	Repsol YPF SA	87,134	2,416
Sanoma OYJ	2,344	53	Royal Dutch Shell PLC - A Shares	258,516	8,392
Singapore Press Holdings Ltd	43,000	138	Royal Dutch Shell PLC - B Shares	166,579	5,334
Societe Television Francaise 1	3,420	56	Santos Ltd	15,777	195
Television Broadcasts Ltd	8,000	43	Seadrill Ltd	6,390	194
United Business Media Ltd	61,300	646	Statoil ASA	25,525	557
Vivendi SA	23,601	673	Suncor Energy Inc	358,855	11,499
WPP PLC	96,728	1,125	Total SA	48,341	2,627
	$ 10,020		Tullow Oil PLC	101,785	1,933
Metal Fabrication & Hardware - 0.99%			Woodside Petroleum Ltd	10,300	439
Assa Abloy AB	6,041	155		$ 96,702
Johnson Matthey PLC	57,155	1,753	Oil & Gas Services - 1.47%
Maruichi Steel Tube Ltd	1,300	26	Amec PLC	871,323	15,162
NSK Ltd	12,000	91	Cie Generale de Geophysique-Veritas (a)	27,700	646
NTN Corp	179,000	812	Fugro NV	1,950	138
Sims Metal Management Ltd	4,752	76	Saipem SpA	83,986	3,732
SKF AB	7,544	195	Technip SA	9,776	822
Tenaris SA	10,809	224		$ 20,500
Vallourec SA	100,314	10,411	Packaging & Containers - 0.83%
	$ 13,743		Amcor Ltd/Australia	1,512,900	9,959
			Rexam PLC	198,551	1,011

See accompanying notes

304

Schedule of Investments
International Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Packaging & Containers (continued)			REITS (continued)
Toyo Seikan Kaisha Ltd	34,000 $	580	Westfield Group	222,174 $	2,694
	$ 11,550			$ 7,157
Pharmaceuticals - 5.08%			Retail - 2.20%
Actelion Ltd (a)	2,971	148	ABC-Mart Inc	16,500	561
Alfresa Holdings Corp	1,100	46	Aeon Co Ltd	17,400	205
Astellas Pharma Inc	48,000	1,786	Carphone Warehouse Group PLC (a)	286,550	1,398
AstraZeneca PLC	30,551	1,532	Cie Financiere Richemont SA	49,013	2,445
Chugai Pharmaceutical Co Ltd	6,500	114	FamilyMart Co Ltd	1,800	64
Daiichi Sankyo Co Ltd	13,300	282	Harvey Norman Holdings Ltd	139,539	456
Dainippon Sumitomo Pharma Co Ltd	33,200	299	Hennes & Mauritz AB	73,113	2,577
Eisai Co Ltd	4,900	169	Inditex SA	17,874	1,493
GlaxoSmithKline PLC	90,355	1,768	Isetan Mitsukoshi Holdings Ltd	10,900	120
Hisamitsu Pharmaceutical Co Inc	1,900	78	Kingfisher PLC	3,682,897	14,034
Kyowa Hakko Kirin Co Ltd	7,000	69	Lawson Inc	14,900	677
Medipal Holdings Corp	4,300	50	Lifestyle International Holdings Ltd	17,000	39
Merck KGaA	1,883	157	Marks & Spencer Group PLC	30,387	208
Mitsubishi Tanabe Pharma Corp	62,000	1,014	Marui Group Co Ltd	70,100	551
Novartis AG	479,024	27,771	Next PLC	5,496	201
Novo Nordisk A/S	70,311	7,401	PPR	10,657	1,747
Ono Pharmaceutical Co Ltd	2,400	102	Seven & I Holdings Co Ltd	60,800	1,416
Roche Holding AG	11,972	1,758	Swatch Group AG/The - BR	591	226
Rohto Pharmaceutical Co Ltd	35,000	434	Swatch Group AG/The - REG	1,264	88
Sanofi-Aventis SA	61,724	4,310	UNY Co Ltd	5,500	46
Santen Pharmaceutical Co Ltd	2,100	72	USS Co Ltd	630	49
Shionogi & Co Ltd	8,600	150	Wesfarmers Ltd	47,543	1,543
Shire PLC	154,309	3,637	Wesfarmers Ltd - PPS	4,426	145
Suzuken Co Ltd	1,900	60	Whitbread PLC	5,128	139
Taisho Pharmaceutical Co	23,000	484	Yamada Denki Co Ltd	2,390	155
Takeda Pharmaceutical Co Ltd	14,700	689		$ 30,583
Teva Pharmaceutical Industries Ltd	55,952	2,913	Semiconductors - 1.14%
Teva Pharmaceutical Industries Ltd ADR	258,874	13,436	ARM Holdings PLC	25,706	150
	$ 70,729		ASM Pacific Technology Ltd	5,700	52
Real Estate - 1.17%			ASML Holding NV	55,134	1,819
Aeon Mall Co Ltd	2,300	54	Elpida Memory Inc (a)	5,300	54
CapitaLand Ltd	43,000	129	Infineon Technologies AG (a)	21,251	168
Cheung Kong Holdings Ltd	26,000	396	Rohm Co Ltd	2,800	175
China Overseas Land & Investment Ltd	568,000	1,195	Samsung Electronics Co Ltd	18,157	12,021
Daito Trust Construction Co Ltd	2,200	133	Tokyo Electron Ltd	25,100	1,417
Fraser and Neave Ltd	28,000	135		$ 15,856
Hang Lung Properties Ltd	331,000	1,620	Shipbuilding - 0.01%
Henderson Land Development Co Ltd	169,000	1,200	SembCorp Marine Ltd	24,000	85
IMMOFINANZ AG (a)	28,906	114	Yangzijiang Shipbuilding Holdings Ltd	42,000	61
Keppel Land Ltd	20,000	69		$ 146
Mitsubishi Estate Co Ltd	106,000	1,857	Software - 1.42%
Mitsui Fudosan Co Ltd	16,000	302	Konami Corp	2,700	48
New World Development Ltd	74,000	146	Playtech Ltd	147,590	1,059
Prelios SpA (a)	9,007	5	Sage Group PLC	654,286	2,824
Sino Land Co Ltd	48,000	100	SAP AG	305,335	15,866
Sumitomo Realty & Development Co Ltd	6,244	136		$ 19,797
Sun Hung Kai Properties Ltd	493,658	8,458	Storage & Warehousing - 0.00%
Tokyo Tatemono Co Ltd	11,000	45	Mitsubishi Logistics Corp	3,000	36
UOL Group Ltd	13,000	46
Wheelock & Co Ltd	26,000	91	Telecommunications - 4.59%
	$ 16,231		Alcatel-Lucent/France (a)	39,498	139
REITS - 0.51%			Bezeq Israeli Telecommunication Corp Ltd	50,675	134
Ascendas Real Estate Investment Trust	704,333	1,121	BT Group PLC	151,635	373
British Land Co PLC	183,371	1,497	Cellcom Israel Ltd	1,441	49
CapitaMall Trust	64,000	98	Deutsche Telekom AG	48,305	699
Dexus Property Group	140,478	114	France Telecom SA	36,258	871
GPT Group	51,367	140	KDDI Corp	49	264
Hammerson PLC	20,619	139	Koninklijke KPN NV	541,707	9,047
ICADE	677	74	Millicom International Cellular SA	2,215	209
Japan Real Estate Investment Corp	14	135	Nippon Telegraph & Telephone Corp	31,100	1,413
Japan Retail Fund Investment Corp	46	72	Nokia OYJ	63,811	689
Land Securities Group PLC	15,079	164	NTT DoCoMo Inc	1,302	2,193
Mirvac Group	95,179	121	Partner Communications Co Ltd	2,481	50
Nippon Building Fund Inc	14	137	PCCW Ltd	1,976,000	754
Nomura Real Estate Office Fund Inc	7	43	Portugal Telecom SGPS SA	11,395	164
Segro PLC	21,608	103	SES SA	5,106	131
Stockland	49,090	181	Singapore Telecommunications Ltd	380,000	908
Unibail-Rodamco SE	1,555	324

See accompanying notes

305

Schedule of Investments
International Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)			Maturity
Telecommunications (continued)				Amount
Softbank Corp	111,205 $	3,580	REPURCHASE AGREEMENTS - 6.03%	(000's)	Value (000's)
StarHub Ltd	17,000	35	Banks - 6.03%
Swisscom AG	9,541	3,986	Investment in Joint Trading Account; Bank of	$ 23,915	$ 23,915
TalkTalk Telecom Group PLC (a)	705,300	1,491	America Repurchase Agreement; 0.22%
Tele2 AB	9,177	202	dated 10/29/10 maturing 11/01/10
Telecom Corp of New Zealand Ltd	55,856	87	(collateralized by Sovereign Agency Issues;
Telecom Italia SpA	183,173	281	$24,392,486; 0.00% - 5.25%; dated 05/01/13
Telecom Italia SpA - RNC	150,955	185	- 04/15/42)
Telefonaktiebolaget LM Ericsson	175,670	1,930	Investment in Joint Trading Account; Credit Suisse	23,087	23,086
Telefonica SA	161,049	4,349	Repurchase Agreement; 0.21% dated
Telekom Austria AG	9,681	148	10/29/10 maturing 11/01/10 (collateralized by
Telenor ASA	139,811	2,254	US Treasury Note; $23,548,280; 1.13%;
TeliaSonera AB	38,257	319	dated 01/15/12)
Telstra Corp Ltd	265,862	696	Investment in Joint Trading Account; Deutsche	21,933	21,932
Vodafone Group PLC	9,634,188	26,220	Bank Repurchase Agreement; 0.21% dated
	$ 63,850		10/29/10 maturing 11/01/10 (collateralized by
Textiles - 0.03%			Sovereign Agency Issues; $22,370,865;
Kuraray Co Ltd	10,000	143	0.38% - 3.75%; dated 12/06/10 - 01/29/15)
Nisshinbo Holdings Inc	3,000	30	Investment in Joint Trading Account; Morgan	15,007	15,006
Teijin Ltd	27,000	100	Stanley Repurchase Agreement; 0.20% dated
Toray Industries Inc	31,000	180	10/29/10 maturing 11/01/10 (collateralized by
	$ 453		Sovereign Agency Issues; $15,306,382;
Toys, Games & Hobbies - 0.14%			1.88% - 6.13%; dated 01/09/12 - 02/21/13)
Namco Bandai Holdings Inc	5,500	51			$ 83,939
Nintendo Co Ltd	7,300	1,891	TOTAL REPURCHASE AGREEMENTS		$ 83,939
	$ 1,942		Total Investments		$ 1,386,694
Transportation - 0.83%			Other Assets in Excess of Liabilities, Net - 0.41%		$ 5,764
AP Moller - Maersk A/S - A shares	15	126	TOTAL NET ASSETS - 100.00%		$ 1,392,458
AP Moller - Maersk A/S - B shares	25	217
Asciano Group (a)	85,266	131
Central Japan Railway Co	28	212	(a) Non-Income Producing Security
ComfortDelGro Corp Ltd	55,000	63	(b)	Security exempt from registration under Rule 144A of the Securities Act of
Deutsche Post AG	124,222	2,326	1933. These securities may be resold in transactions exempt from
DSV A/S	6,094	125	registration, normally to qualified institutional buyers. Unless otherwise
East Japan Railway Co	22,900	1,416	indicated, these securities are not considered illiquid. At the end of the
Firstgroup PLC	14,018	92	period, the value of these securities totaled $9,356 or 0.67% of net assets.
Hankyu Hanshin Holdings Inc	33,000	158
Kawasaki Kisen Kaisha Ltd	20,000	78
Keio Corp	17,000	119	Unrealized Appreciation (Depreciation)
Keisei Electric Railway Co Ltd	8,000	53	The net federal income tax unrealized appreciation (depreciation) and federal tax
Koninklijke Vopak NV	2,049	102	cost of investments held as of the period end were as follows:
Kuehne + Nagel International AG	20,412	2,524
Mitsui OSK Lines Ltd	103,000	661	Unrealized Appreciation		$ 165,085
MTR Corp	41,500	158	Unrealized Depreciation		(30,523)
Neptune Orient Lines Ltd/Singapore (a)	26,000	43	Net Unrealized Appreciation (Depreciation)		$ 134,562
Nippon Express Co Ltd	24,000	95	Cost for federal income tax purposes		$ 1,252,132
Nippon Yusen KK	149,000	627	All dollar amounts are shown in thousands (000's)
Orient Overseas International Ltd	120,500	1,057
TNT NV	6,371	169
Tokyu Corp	33,000	148
Toll Holdings Ltd	19,457	118
West Japan Railway Co	176	653
Yamato Holdings Co Ltd	11,500	145
	$ 11,616
Water - 0.03%
Severn Trent PLC	6,905	155
Veolia Environnement	6,648	195
	$ 350
TOTAL COMMON STOCKS	$ 1,302,241
PREFERRED STOCKS - 0.04%	Shares Held Value (000's)
Automobile Manufacturers - 0.01%
Bayerische Motoren Werke AG	1,520	74

Consumer Products - 0.02%
Henkel AG & Co KGaA	3,888	229

Healthcare - Products - 0.01%
Fresenius SE	2,348	211

TOTAL PREFERRED STOCKS	$ 514

See accompanying notes

306

Schedule of Investments
International Fund I
October 31, 2010

Portfolio Summary (unaudited)
Country		Percent
United Kingdom		16 .88%
Japan		15 .30%
Germany		8 .46%
France		7 .67%
Switzerland		7 .06%
Australia		6 .22%
United States		6 .04%
Netherlands		4 .45%
Hong Kong		4 .00%
Brazil		2 .33%
China		2 .18%
Canada		2 .08%
Korea, Republic Of		2 .06%
Belgium		2 .03%
Norway		1 .53%
Italy		1 .51%
Spain		1 .37%
Israel		1 .27%
Sweden		1 .08%
Denmark		0 .90%
Thailand		0 .90%
India		0 .76%
Luxembourg		0 .76%
Turkey		0 .71%
Singapore		0 .65%
Ireland		0 .50%
Finland		0 .33%
Austria		0 .19%
Guernsey		0 .10%
Virgin Islands, British		0 .08%
Papua New Guinea		0 .06%
Portugal		0 .04%
Greece		0 .03%
Macao		0 .02%
Bermuda		0 .01%
New Zealand		0 .01%
Cyprus		0 .01%
Jersey, Channel Islands		0 .01%
Other Assets in Excess of Liabilities, Net		0 .41%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
eMini MSCI EAFE; December 2010	Long	275	$ 20,640	$ 22,209	$ 1,569
S&P 500 eMini; December 2010	Long	161	8,882	9,497	615
$ 2,184

All dollar amounts are shown in thousands (000's)

See accompanying notes

307

Schedule of Investments International Growth Fund October 31, 2010

COMMON STOCKS - 98.03%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Aerospace & Defense - 1.09%			Computers - 0.83%
BAE Systems PLC	2,050,247 $	11,324	CGI Group Inc (a)	354,192 $	5,449
Safran SA	121,503	3,852	Fujitsu Ltd	908,000	6,206
	$ 15,176			$ 11,655
Agriculture - 1.85%			Consumer Products - 1.27%
British American Tobacco PLC	584,218	22,280	Reckitt Benckiser Group PLC	317,971	17,787
Golden Agri-Resources Ltd - Warrants (a)	895,502	90
Imperial Tobacco Group PLC	107,778	3,452	Cosmetics & Personal Care - 1.06%
	$ 25,822		L'Oreal SA	126,759	14,883
Airlines - 0.29%
Cathay Pacific Airways Ltd	1,492,000	4,013	Distribution & Wholesale - 0.84%
			Marubeni Corp	1,037,000	6,521
Apparel - 2.22%			Sumitomo Corp	413,600	5,242
Adidas AG	210,123	13,741		$ 11,763
Burberry Group PLC	470,378	7,680	Diversified Financial Services - 0.59%
Christian Dior SA	66,867	9,674	ORIX Corp	90,650	8,269
	$ 31,095
Automobile Manufacturers - 4.24%			Electric - 0.42%
Daimler AG (a)	287,041	19,015	Tokyo Electric Power Co Inc/The	242,900	5,811
Honda Motor Co Ltd	107,800	3,935
Nissan Motor Co Ltd	727,500	6,419	Electrical Components & Equipment - 1.76%
Renault SA (a)	210,578	11,701	Bekaert SA	12,381	3,773
Scania AB	269,369	5,726	Hitachi Ltd	2,053,000	9,287
Suzuki Motor Corp	513,000	12,514	Mitsubishi Electric Corp	1,237,000	11,606
	$ 59,310			$ 24,666
Automobile Parts & Equipment - 2.48%			Electronics - 3.22%
Continental AG (a)	94,034	8,284	Alps Electric Co Ltd	348,500	3,123
Denso Corp	212,200	6,606	Hamamatsu Photonics KK	210,100	6,794
Faurecia (a)	83,987	2,263	Keyence Corp	47,600	11,801
Sumitomo Electric Industries Ltd	858,300	10,954	Koninklijke Philips Electronics NV	326,814	9,884
Valeo SA (a)	123,678	6,648	Kyocera Corp	64,100	6,396
	$ 34,755		Omron Corp	302,600	7,024
Banks - 7.02%				$ 45,022
Australia & New Zealand Banking Group Ltd	411,751	10,007	Engineering & Contruction - 0.56%
Bank of Montreal	107,096	6,325	ABB Ltd (a)	381,307	7,897
Barclays PLC	902,291	3,970
BNP Paribas	44,208	3,233	Food - 7.87%
Canadian Imperial Bank of Commerce (a)	74,417	5,708	Aryzta AG	133,046	5,902
Chuo Mitsui Trust Holdings Inc	719,000	2,600	Danisco A/S	63,414	5,468
Lloyds Banking Group PLC (a)	3,885,497	4,292	George Weston Ltd	42,200	3,391
Mitsubishi UFJ Financial Group Inc	520,800	2,427	J Sainsbury PLC	1,709,012	10,661
Nordea Bank AB	804,882	8,863	Kesko OYJ	59,279	2,939
Resona Holdings Inc	1,011,700	8,071	Nestle SA	744,493	40,779
Societe Generale	58,085	3,478	Nippon Suisan Kaisha Ltd	1,122,200	3,570
Standard Chartered PLC	637,282	18,437	Nutreco NV	52,424	3,814
Standard Chartered PLC - Rights (a)	79,660	671	Saputo Inc	78,081	2,984
Torinto Dominion Bank	99,865	7,192	Tesco PLC	835,585	5,715
UBS AG (a)	424,691	7,190	Unilever NV	210,641	6,246
Westpac Banking Corp	260,258	5,787	Unilever PLC	303,693	8,754
	$ 98,251		Woolworths Ltd	352,687	9,794
Beverages - 2.43%				$ 110,017
Anheuser-Busch InBev NV	232,277	14,559	Food Service - 0.81%
Asahi Breweries Ltd	175,100	3,536	Compass Group PLC	1,373,944	11,261
Carlsberg A/S	80,977	8,856
Diageo PLC	194,784	3,596	Forest Products & Paper - 1.19%
Heineken NV	68,217	3,458	Stora Enso OYJ	806,055	8,010
	$ 34,005		Svenska Cellulosa AB	271,962	4,218
Chemicals - 4.62%			UPM-Kymmene OYJ	265,282	4,412
Agruim Inc (a)	122,569	10,843		$ 16,640
BASF SE	157,658	11,511	Gas - 1.12%
Croda International PLC	282,446	6,508	Centrica PLC	2,938,847	15,644
Daicel Chemical Industries Ltd	876,000	6,096
Koninklijke DSM NV	113,197	6,053	Hand & Machine Tools - 0.32%
Rhodia SA	191,247	5,316	Schindler Holding AG - PC	41,641	4,464
Tosoh Corp	3,154,000	8,427
Yara International ASA	186,467	9,806	Healthcare - Products - 1.41%
	$ 64,560		Cochlear Ltd	150,092	10,442
Commercial Services - 0.96%			Coloplast A/S	39,604	4,904
Atkins WS PLC	288,827	3,485	Elekta AB	115,360	4,366
Babcock International Group PLC	1,072,787	9,970		$ 19,712
	$ 13,455

See accompanying notes

308

Schedule of Investments
International Growth Fund
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Healthcare - Services - 0.57%			Pharmaceuticals - 7.58%
Ramsay Health Care Ltd	523,976 $	8,033	AstraZeneca PLC	84,706 $	4,248
			GlaxoSmithKline PLC	762,148	14,911
Holding Companies - Diversified - 0.52%			Novartis AG	313,796	18,192
Wharf Holdings Ltd	1,108,000	7,276	Novo Nordisk A/S	190,145	20,015
			Roche Holding AG	110,549	16,233
Home Furnishings - 0.92%			Shire PLC	454,070	10,703
Indesit Co SpA	424,876	5,254	Takeda Pharmaceutical Co Ltd	196,400	9,201
Sony Corp	229,600	7,675	Teva Pharmaceutical Industries Ltd	239,540	12,473
	$ 12,929			$ 105,976
Insurance - 1.71%			Pipelines - 0.79%
AIA Group Ltd (a)	1,473,600	4,382	Enbridge Inc	200,929	11,113
Sampo OYJ	292,017	8,181
Sony Financial Holdings Inc	1,407	4,896	Real Estate - 1.99%
Zurich Financial Services	26,419	6,468	Brookfield Asset Management Inc	428,885	12,733
	$ 23,927		Brookfield Properties Corp	354,875	6,131
Investment Companies - 0.85%			Fraser and Neave Ltd	575,000	2,772
Delek Group Ltd	20,300	5,612	Henderson Land Development Co Ltd - Warrants	121,200	47
Investor AB	304,747	6,255	(a)
	$ 11,867		Mitsubishi Estate Co Ltd	348,000	6,098
Leisure Products & Services - 0.54%				$ 27,781
Sega Sammy Holdings Inc	460,300	7,516	REITS - 0.24%
			RioCan Real Estate Investment Trust	149,000	3,367
Machinery - Construction & Mining - 1.04%
Atlas Copco AB - A Shares	692,797	14,479	Retail - 3.16%
			Aeon Co Ltd	615,800	7,255
Machinery - Diversified - 0.50%			Cie Financiere Richemont SA	232,708	11,606
Kone OYJ	131,523	7,048	Inditex SA	131,797	11,008
			Swatch Group AG/The - BR	24,568	9,390
Media - 0.45%			Whitbread PLC	180,190	4,891
Mediaset SpA	844,253	6,228		$ 44,150
			Semiconductors - 0.79%
Mining - 11.33%			ARM Holdings PLC	1,901,111	11,067
Agnico-Eagle Mines	124,245	9,636
Anglo American PLC	97,152	4,527	Shipbuilding - 0.32%
BHP Billiton Ltd	758,790	31,158	Yangzijiang Shipbuilding Holdings Ltd	3,146,000	4,545
BHP Billiton PLC	492,947	17,484
Eldorado Gold Corp	645,468	10,930	Software - 1.31%
Iluka Resources Ltd (a)	675,123	4,451	SAP AG	353,147	18,351
Inmet Mining Corp	54,861	3,280
Kinross Gold Corp (a)	707,093	12,722	Telecommunications - 1.65%
Newcrest Mining Ltd	413,872	16,200	Koninklijke KPN NV	737,506	12,317
Rio Tinto Ltd	158,415	12,831	Softbank Corp	333,800	10,744
Rio Tinto PLC	351,109	22,706		$ 23,061
Umicore	264,983	12,473	Transportation - 2.49%
	$ 158,398		Canadian National Railway	254,503	16,485
Miscellaneous Manufacturing - 2.38%			Central Japan Railway Co	1,269	9,604
IMI PLC	329,321	4,166	Orient Overseas International Ltd	251,000	2,200
Siemens AG	216,241	24,739	West Japan Railway Co	1,778	6,602
Wartsila OYJ	61,921	4,344		$ 34,891
	$ 33,249		Water - 0.62%
Office & Business Equipment - 0.27%			Pennon Group PLC	861,655	8,602
Canon Inc	81,900	3,786
			TOTAL COMMON STOCKS	$ 1,371,001
Oil & Gas - 2.65%			PREFERRED STOCKS - 1.27%	Shares Held Value (000's)
BG Group PLC	397,371	7,739	Consumer Products - 0.69%
Japan Drilling Co Ltd	123,200	3,753	Henkel AG & Co KGaA	163,095	9,609
Seadrill Ltd	237,235	7,186
Statoil ASA	395,318	8,633	Media - 0.58%
Suncor Energy Inc	98,824	3,167	ProSiebenSat.1 Media AG	306,577	8,094
Total SA	120,093	6,526
	$ 37,004		TOTAL PREFERRED STOCKS	$ 17,703
Oil & Gas Services - 2.89%
Acergy SA	226,961	4,584
Amec PLC	263,231	4,581
Calfrac Well Services Ltd	143,805	3,615
Petrofac Ltd	188,494	4,419
Saipem SpA	254,456	11,308
Subsea 7 Inc (a)	345,092	7,254
Trican Well Service Ltd	269,020	4,663
	$ 40,424

See accompanying notes

309

		Schedule of Investments
		International Growth Fund
		October 31, 2010

	Maturity
	Amount
REPURCHASE AGREEMENTS - 1.19%	(000's)	Value (000's)
Banks - 1.19%
Investment in Joint Trading Account; Bank of	$ 4,756	$ 4,756
America Repurchase Agreement; 0.22%
dated 10/29/10 maturing 11/01/10
(collateralized by Sovereign Agency Issues;
$4,851,505; 0.00% - 5.25%; dated 05/01/13 -
04/15/42)
Investment in Joint Trading Account; Credit Suisse	4,592	4,592
Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
US Treasury Note; $4,683,598; 1.13%; dated
01/15/12)
Investment in Joint Trading Account; Deutsche	4,362	4,362
Bank Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $4,449,417; 0.38%
- 3.75%; dated 12/06/10 - 01/29/15)
Investment in Joint Trading Account; Morgan	2,985	2,985
Stanley Repurchase Agreement; 0.20% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $3,044,339; 1.88%
- 6.13%; dated 01/09/12 - 02/21/13)
		$ 16,695
TOTAL REPURCHASE AGREEMENTS		$ 16,695
Total Investments		$ 1,405,399
Liabilities in Excess of Other Assets, Net - (0.49)%		$ (6,818)
TOTAL NET ASSETS - 100.00%		$ 1,398,581

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 186,603
Unrealized Depreciation	(25,823)
Net Unrealized Appreciation (Depreciation)	$ 160,780
Cost for federal income tax purposes	$ 1,244,619
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Country	Percent
United Kingdom	20 .50%
Japan	17 .18%
Canada	10 .00%
Switzerland	9 .15%
Germany	8 .10%
Australia	7 .78%
France	4 .84%
Sweden	3 .14%
Netherlands	2 .99%
Denmark	2 .80%
Finland	2 .50%
Belgium	2 .20%
Italy	1 .63%
Norway	1 .32%
Israel	1 .29%
Hong Kong	1 .28%
United States	1 .19%
Spain	0 .79%
Ireland	0 .77%
Bermuda	0 .51%
China	0 .32%
Singapore	0.21%
Liabilities in Excess of Other Assets, Net	(0 .49)%
TOTAL NET ASSETS	100.00%

See accompanying notes

310

Schedule of Investments
International Value Fund I
October 31, 2010

COMMON STOCKS - 91.09%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Aerospace & Defense - 3.70%			Banks (continued)
BAE Systems PLC	68,402 $	378	Deutsche Bank AG	25,301 $	1,466
European Aeronautic Defence and Space Co NV (a)	571,143	15,012	DnB NOR ASA	397,069	5,451
Finmeccanica SpA	249,477	3,483	Erste Group Bank AG	5,915	267
MTU Aero Engines Holding AG	106,920	6,457	Fukuoka Financial Group Inc	34,000	132
Rolls-Royce Group PLC (a)	1,614,937	16,755	Gunma Bank Ltd/The	17,000	85
	$ 42,085		Hachijuni Bank Ltd/The	18,000	93
Agriculture - 3.08%			Hang Seng Bank Ltd	23,000	336
British American Tobacco PLC	318,229	12,136	Hiroshima Bank Ltd/The	22,000	90
Imperial Tobacco Group PLC	190,373	6,098	HSBC Holdings PLC	1,077,766	11,200
KT&G Corp	158,682	9,744	HSBC Holdings PLC	1,380,315	14,356
Philip Morris International Inc	120,300	7,038	Intesa Sanpaolo SpA	241,115	848
	$ 35,016		Israel Discount Bank Ltd (a)	23,692	48
Airlines - 1.05%			Iyo Bank Ltd/The	3,000	22
Air France-KLM (a)	132,934	2,426	Joyo Bank Ltd/The	28,000	122
Cathay Pacific Airways Ltd	33,000	89	KBC Groep NV (a)	7,074	308
Singapore Airlines Ltd	772,000	9,436	Mitsubishi UFJ Financial Group Inc	2,432,200	11,335
	$ 11,951		Mizrahi Tefahot Bank Ltd	5,393	50
Apparel - 1.29%			Mizuho Financial Group Inc	622,600	905
Billabong International Ltd	481,544	3,835	National Australia Bank Ltd	66,195	1,651
			National Bank of Greece SA (a)	25,975	285
Yue Yuen Industrial Holdings Ltd	3,035,500	10,887
	$ 14,722		Nishi-Nippon City Bank Ltd/The	29,000	79
			Nordea Bank AB	101,241	1,115
Automobile Manufacturers - 2.63%			Oversea-Chinese Banking Corp Ltd	73,000	508
Daihatsu Motor Co Ltd	4,000	54
Daimler AG (a)	9,531	631	Pohjola Bank PLC	367,095	4,647
Fiat SpA	11,753	199	Resona Holdings Inc	13,300	106
			Royal Bank of Scotland Group PLC (a)	472,470	338
Fuji Heavy Industries Ltd	25,000	173
Hino Motors Ltd	8,000	35	Sapporo Hokuyo Holdings Inc	14,000	58
Honda Motor Co Ltd	317,900	11,603	Skandinaviska Enskilda Banken AB	1,352,243	10,476
Isuzu Motors Ltd	25,000	96	Societe Generale	12,795	766
Mazda Motor Corp	66,000	168	Sumitomo Mitsui Financial Group Inc	41,700	1,250
Nissan Motor Co Ltd	38,500	340	Sumitomo Trust & Banking Co Ltd/The	62,000	340
Peugeot SA (a)	6,681	266	Suncorp-Metway Ltd	34,813	314
Toyota Motor Corp	423,000	15,028	Svenska Handelsbanken AB	15,320	501
			Swedbank AB (a)	20,390	285
Volkswagen AG	1,297	171	UBS AG (a)	856,201	14,495
Volkswagen AG - PFD	5,134	776
Volvo AB - B Shares (a)	23,895	324	UniCredit SpA	6,157,713	16,053
	$ 29,864		Unione di Banche Italiane SCPA	291,159	3,074
			United Overseas Bank Ltd	318,272	4,583
Automobile Parts & Equipment - 0.61%			Yamaguchi Financial Group Inc	9,000	82
Continental AG (a)	1,426	126
Georg Fischer AG (a)	15,094	6,473		$ 159,622
NGK Spark Plug Co Ltd	6,000	84	Beverages - 0.09%
Pirelli & C SpA	5,223	44	Carlsberg A/S	3,229	353
Sumitomo Electric Industries Ltd	11,600	148	Coca-Cola West Co Ltd	2,400	37
Sumitomo Rubber Industries Ltd	7,100	76	Foster's Group Ltd	52,446	300
	$ 6,951		Kirin Holdings Co Ltd	22,000	302
			Sapporo Holdings Ltd	3,000	12
Banks - 14.03%
77 Bank Ltd/The	15,000	71		$ 1,004
Aozora Bank Ltd	22,000	37	Building Materials - 0.10%
Australia & New Zealand Banking Group Ltd	79,066	1,921	Asahi Glass Co Ltd	15,000	144
Banco Bilbao Vizcaya Argentaria SA	111,463	1,466	Cie de St-Gobain	10,452	488
Banco Espirito Santo SA	23,058	115	Fletcher Building Ltd	9,330	58
Banco Popular Espanol SA	38,061	246	JS Group Corp	3,800	75
Banco Santander SA	1,598,729	20,540	Lafarge SA	6,193	354
Banco Santander SA - Rights (a)	902,909	149	Taiheiyo Cement Corp	24,000	26
Bangkok Bank Public Co	553,800	2,854		$ 1,145
Bank Hapoalim BM (a)	43,545	198	Chemicals - 7.23%
Bank Leumi Le-Israel BM (a)	51,777	238	Air Water Inc	6,000	70
Bank of Cyprus Public Co Ltd	32,090	150	Akzo Nobel NV	311,548	18,498
Bank of Kyoto Ltd/The	14,000	125	Asahi Kasei Corp	55,000	323
Bank of Yokohama Ltd/The	53,000	261	BASF SE	28,367	2,071
Barclays PLC	1,275,337	5,612	Bayer AG	148,341	11,128
Bendigo and Adelaide Bank Ltd	15,872	141	Daicel Chemical Industries Ltd	13,000	91
BNP Paribas	170,894	12,499	Denki Kagaku Kogyo KK	21,000	92
Chiba Bank Ltd/The	33,000	204	Givaudan SA	11,179	11,519
Chugoku Bank Ltd/The	7,000	81	Hitachi Chemical Co Ltd	4,500	84
Chuo Mitsui Trust Holdings Inc	44,000	159	Incitec Pivot Ltd	71,371	260
Commonwealth Bank of Australia	48,332	2,315	Kaneka Corp	12,000	74
Credit Agricole SA	18,881	309	Koninklijke DSM NV	4,762	255
Credit Suisse Group AG	30,604	1,264	Linde AG	124,276	17,902
DBS Group Holdings Ltd	50,919	547	Mitsubishi Chemical Holdings Corp	595,500	3,071
			Mitsubishi Gas Chemical Co Inc	6,000	37

See accompanying notes

311

Schedule of Investments
International Value Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Chemicals (continued)			Electrical Components & Equipment - 0.78%
Mitsui Chemicals Inc	37,000 $	109	Hitachi Ltd	89,000 $	403
Shin-Etsu Chemical Co Ltd	320,100	16,210	Mabuchi Motor Co Ltd	78,800	4,176
Solvay SA	2,602	276	Schneider Electric SA	7,339	1,042
Tokuyama Corp	13,000	71	Toshiba TEC Corp	839,000	3,305
Tosoh Corp	22,000	59		$ 8,926
	$ 82,200		Electronics - 0.48%
Commercial Services - 0.09%			Mitsumi Electric Co Ltd	1,700	29
Atlantia SpA	5,273	121	NEC Corp	114,000	317
Dai Nippon Printing Co Ltd	24,000	303	Spectris PLC	282,077	5,103
Intoll Group	99,339	147	Yokogawa Electric Corp	3,300	22
Kamigumi Co Ltd	10,000	78		$ 5,471
Securitas AB	13,752	150	Engineering & Contruction - 3.85%
Toppan Printing Co Ltd	24,000	193	Aker Solutions ASA	943,317	14,367
	$ 992		Auckland International Airport Ltd	26,187	42
Computers - 0.59%			Balfour Beatty PLC	437,415	1,940
Cap Gemini SA	3,231	165	Bouygues SA	7,045	310
Fujitsu Ltd	56,000	383	Fraport AG Frankfurt Airport Services Worldwide	1,048	66
Gemalto NV	132,074	6,015	JGC Corp	527,000	10,086
Itochu Techno-Solutions Corp	600	21	Koninklijke Boskalis Westminster NV	1,970	80
Obic Co Ltd	300	55	MAp Group	5,727	17
Otsuka Corp	400	25	Obayashi Corp	28,000	114
	$ 6,664		Skanska AB	12,193	233
Distribution & Wholesale - 1.67%			Taisei Corp	44,000	94
ITOCHU Corp	608,600	5,340	Vinci SA	307,988	16,452
Jardine Cycle & Carriage Ltd	360,000	10,931		$ 43,801
Marubeni Corp	50,000	314	Entertainment - 1.44%
Mitsubishi Corp	41,300	993	OPAP SA	363,684	6,858
Mitsui & Co Ltd	52,900	832	Sankyo Co Ltd	171,600	9,149
Sojitz Corp	54,900	101	TABCORP Holdings Ltd	33,681	243
Sumitomo Corp	34,300	435	Tatts Group Ltd	56,305	138
Toyota Tsusho Corp	6,000	93		$ 16,388
	$ 19,039		Food - 0.83%
Diversified Financial Services - 0.12%			Ajinomoto Co Inc	28,000	267
Acom Co Ltd	1,750	20	Associated British Foods PLC	10,171	171
Aeon Credit Service Co Ltd	1,700	20	Casino Guichard Perrachon SA	2,423	228
Credit Saison Co Ltd	6,500	93	Dairy Crest Group PLC	409,617	2,431
Criteria Caixacorp SA	36,926	208	Delhaize Group SA	4,440	310
GAM Holding AG	9,075	143	Goodman Fielder Ltd	63,584	92
Mediobanca SpA - Warrants (a),(b)	13,120	—	MEIJI Holdings Co Ltd	3,000	139
Mitsubishi UFJ Lease & Finance Co Ltd	2,550	85	Metcash Ltd	33,628	144
Nomura Holdings Inc	96,000	499	Nippon Meat Packers Inc	6,000	70
ORIX Corp	3,240	296	Nisshin Seifun Group Inc	8,000	99
	$ 1,364		Parmalat SpA	1,987,511	5,466
Electric - 2.05%			Yamazaki Baking Co Ltd	5,000	61
A2A SpA	48,162	79		$ 9,478
AGL Energy Ltd	19,767	312	Forest Products & Paper - 0.07%
Chubu Electric Power Co Inc	19,800	501	Nippon Paper Group Inc	4,300	109
Chugoku Electric Power Co Inc/The	13,000	262	OJI Paper Co Ltd	37,000	171
CLP Holdings Ltd	63,000	512	Svenska Cellulosa AB	17,697	275
E.ON AG	306,592	9,618	UPM-Kymmene OYJ	16,059	267
EDP - Energias de Portugal SA	76,787	294		$ 822
Electric Power Development Co Ltd	5,000	148	Gas - 2.43%
Enel SpA	200,536	1,145	Enagas	626,898	13,816
Fortum OYJ	12,068	342	Gas Natural SDG SA	10,121	148
GDF Suez	118,689	4,737	Osaka Gas Co Ltd	85,000	321
Hokuriku Electric Power Co	7,700	187	Snam Rete Gas SpA	2,465,625	13,358
Hongkong Electric Holdings Ltd	45,500	289	Toho Gas Co Ltd	9,000	48
Iberdrola SA	122,970	1,037		$ 27,691
Kansai Electric Power Co Inc/The	23,000	583	Hand & Machine Tools - 0.91%
Kyushu Electric Power Co Inc	11,500	273	Fuji Electric Holdings Co Ltd	24,000	57
National Grid PLC	36,918	349	Mori Seiki Co Ltd	205,700	2,009
Public Power Corp SA	5,093	85	SMC Corp/Japan	54,200	8,285
RWE AG	12,757	916		$ 10,351
RWE AG - PFD	1,711	116	Healthcare - Products - 0.00%
Scottish & Southern Energy PLC	12,540	232	Fresenius SE	434	38
SP AusNet	59,408	54
Tohoku Electric Power Co Inc	11,600	261	Holding Companies - Diversified - 0.76%
Tokyo Electric Power Co Inc/The	43,400	1,038	Cie Nationale a Portefeuille	1,186	63
	$ 23,370		Hutchison Whampoa Ltd	57,000	562
			Jardine Matheson Holdings Ltd	167,800	7,551

See accompanying notes

312

Schedule of Investments
International Value Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Holding Companies - Diversified (continued)			Media - 1.88%
Swire Pacific Ltd	16,500 $	234	Fairfax Media Ltd	92,972 $	132
Wharf Holdings Ltd	41,000	269	Fuji Media Holdings Inc	20	26
	$ 8,679		Lagardere SCA	5,182	221
Home Builders - 0.05%			Mediaset SpA	31,128	230
Daiwa House Industry Co Ltd	21,000	227	Metropole Television SA	1,840	45
Sekisui Chemical Co Ltd	18,000	114	PagesJaunes Groupe SA	5,553	61
Sekisui House Ltd	25,000	235	Reed Elsevier NV	1,436,274	18,714
	$ 576		Reed Elsevier PLC	34,649	297
Home Furnishings - 0.07%			Sanoma OYJ	3,534	80
Matsushita Electric Industrial Co Ltd	53,200	782	Television Broadcasts Ltd	12,000	64
			Vivendi SA	37,110	1,059
Insurance - 8.04%			WPP PLC	37,912	441
Allianz SE	14,209	1,781		$ 21,370
AMP Ltd	56,291	294	Metal Fabrication & Hardware - 0.01%
Aviva PLC	1,957,877	12,489	Maruichi Steel Tube Ltd	2,000	40
AXA Asia Pacific Holdings Ltd	15,888	85	NTN Corp	21,000	95
AXA SA	622,340	11,330		$ 135
Brit Insurance Holdings NV	169,752	2,842	Mining - 1.87%
CNP Assurances	6,523	130	Alumina Ltd	107,178	213
Dai-ichi Life Insurance Co Ltd/The	217	263	Anglo American PLC	121,238	5,649
Hannover Rueckversicherung AG	2,647	133	Boliden AB	12,013	204
Helvetia Holding AG	12,585	4,435	Mitsui Mining & Smelting Co Ltd	25,000	76
ING Groep NV (a)	644,771	6,883	Orica Ltd	10,902	269
Legal & General Group PLC	183,604	295	Rio Tinto PLC	229,939	14,871
Mapfre SA	33,127	110		$ 21,282
MS&AD Insurance Group Holdings	14,550	350	Miscellaneous Manufacturing - 1.60%
Muenchener Rueckversicherungs AG	91,525	14,300	CSR Ltd	66,538	118
NKSJ Holdings Inc	44,000	302	Siemens AG	155,609	17,803
Old Mutual PLC	169,927	354	Wartsila OYJ	3,465	243
Prudential PLC	79,484	803		$ 18,164
QBE Insurance Group Ltd	28,121	473	Office & Business Equipment - 0.54%
RSA Insurance Group PLC	151,333	318	Canon Inc	130,900	6,052
Sampo OYJ	13,151	368	Seiko Epson Corp	5,600	89
SCOR SE	103,469	2,545		$ 6,141
Sony Financial Holdings Inc	4,393	15,286	Oil & Gas - 3.64%
Standard Life PLC	61,396	223	BP PLC	1,451,084	9,901
Swiss Life Holding AG (a)	1,337	164
			Cosmo Oil Co Ltd	25,000	67
Swiss Reinsurance Co Ltd	7,166	344	ENI SpA	305,759	6,890
T&D Holdings Inc	11,950	245	Idemitsu Kosan Co Ltd	900	76
Zurich Financial Services	58,583	14,341	JX Holdings Inc	68,410	402
	$ 91,486		OMV AG	6,587	246
Investment Companies - 0.02%			Repsol YPF SA	19,901	552
Cheung Kong Infrastructure Holdings Ltd	19,000	80	Royal Dutch Shell PLC - A Shares	177,987	5,773
Kinnevik Investment AB	4,767	98	Royal Dutch Shell PLC - A Shares	96,330	3,127
	$ 178		Royal Dutch Shell PLC - B Shares	73,240	2,345
Iron & Steel - 0.34%			Santos Ltd	23,790	294
ArcelorMittal	109,894	3,533	Statoil ASA	166,261	3,631
Daido Steel Co Ltd	6,000	30	Total SA	57,423	3,121
Kobe Steel Ltd	54,000	119	Transocean Ltd (a)	77,908	4,936
Nisshin Steel Co Ltd	30,000	54		$ 41,361
OneSteel Ltd	29,243	77	Oil & Gas Services - 1.19%
	$ 3,813		Technip SA	160,450	13,486
Leisure Products & Services - 0.02%
Sega Sammy Holdings Inc	8,700	142	Packaging & Containers - 0.88%
TUI AG (a)	3,038	36	Amcor Ltd/Australia	53,643	353
Yamaha Motor Co Ltd (a)	5,700	87	Rexam PLC	1,871,901	9,529
	$ 265		Toyo Seikan Kaisha Ltd	6,600	113
Lodging - 0.02%				$ 9,995
City Developments Ltd	8,000	79	Pharmaceuticals - 5.38%
Crown Ltd	19,858	162	Alfresa Holdings Corp	1,100	46
Shangri-La Asia Ltd	18,000	40	Astellas Pharma Inc	12,000	447
	$ 281		AstraZeneca PLC	51,445	2,580
Machinery - Diversified - 1.90%			Daiichi Sankyo Co Ltd	21,300	451
Amada Co Ltd	416,000	2,740	Dainippon Sumitomo Pharma Co Ltd	6,900	62
Fanuc Ltd	93,600	13,551	Eisai Co Ltd	6,800	234
Kubota Corp	31,000	276	Medipal Holdings Corp	3,100	36
MAN SE	44,912	4,946	Mitsubishi Tanabe Pharma Corp	9,000	147
Metso OYJ	1,964	93	Novartis AG	301,433	17,476
	$ 21,606		Orion OYJ	4,080	87
			Roche Holding AG	80,747	11,857

See accompanying notes

313

Schedule of Investments
International Value Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Pharmaceuticals (continued)			Telecommunications (continued)
Sanofi-Aventis SA	371,726 $	25,962	Cable & Wireless Worldwide PLC	3,508,277 $	3,946
Suzuken Co Ltd	2,800	88	Deutsche Telekom AG	77,019	1,115
Taisho Pharmaceutical Co	6,000	126	France Telecom SA	63,866	1,535
Takeda Pharmaceutical Co Ltd	23,700	1,110	KDDI Corp	1,866	10,052
Teva Pharmaceutical Industries Ltd	9,850	513	Koninklijke KPN NV	27,871	466
	$ 61,222		NICE Systems Ltd (a)	1,782	58
Real Estate - 0.19%			Nippon Telegraph & Telephone Corp	15,900	722
Cheung Kong Holdings Ltd	41,000	624	Nokia OYJ	101,745	1,099
Daito Trust Construction Co Ltd	1,600	97	NTT DoCoMo Inc	469	790
Fraser and Neave Ltd	43,000	207	Partner Communications Co Ltd	3,741	75
Hang Lung Group Ltd	34,000	226	PCCW Ltd	113,000	43
Henderson Land Development Co Ltd	32,000	227	Singapore Telecommunications Ltd	216,000	516
Hysan Development Co Ltd	27,000	104	StarHub Ltd	26,000	53
New World Development Ltd	111,000	219	Swisscom AG	633	264
Prelios SpA (a)	6,606	4	Telecom Corp of New Zealand Ltd	84,193	132
Sino Land Co Ltd	74,000	155	Telecom Italia SpA	322,655	495
Tokyo Tatemono Co Ltd	17,000	69	Telecom Italia SpA - RNC	264,681	324
UOL Group Ltd	20,000	70	Telefonaktiebolaget LM Ericsson	560,255	6,156
Wheelock & Co Ltd	40,000	140	Telefonica SA	527,294	14,238
	$ 2,142		Telenor ASA	12,742	205
REITS - 0.35%			TeliaSonera AB	61,000	509
Ascendas Real Estate Investment Trust	66,000	105	Telstra Corp Ltd	118,320	309
BGP Holdings PLC (a),(b),(c)	738,711	—	Vodafone Group PLC	9,341,210	25,423
British Land Co PLC	38,371	313			$ 69,386
CapitaMall Trust	97,000	148	Textiles - 0.03%
CFS Retail Property Trust	92,909	169	Kuraray Co Ltd	15,100	217
Dexus Property Group	211,742	172	Teijin Ltd	26,000	96
Fonciere Des Regions - Warrants (a)	1,924	3			$ 313
GPT Group	77,424	212	Toys, Games & Hobbies - 0.26%
Hammerson PLC	31,077	209	Namco Bandai Holdings Inc	8,100	75
Japan Real Estate Investment Corp	22	212	Nintendo Co Ltd	11,200	2,902
Japan Retail Fund Investment Corp	69	108			$ 2,977
Land Securities Group PLC	24,200	263	Transportation - 2.67%
Mirvac Group	143,464	182	Deutsche Post AG	712,373	13,336
Nippon Building Fund Inc	13	127	Firstgroup PLC	7,394	48
Nomura Real Estate Office Fund Inc	13	80	Kawasaki Kisen Kaisha Ltd	11,000	43
Segro PLC	32,569	155	Keisei Electric Railway Co Ltd	4,000	27
Stockland	74,369	275	MTR Corp	31,000	118
Unibail-Rodamco SE	2,479	516	Neptune Orient Lines Ltd/Singapore (a)	13,000	21
Westfield Group	59,564	722	Nippon Express Co Ltd	37,000	147
	$ 3,971		Nippon Yusen KK	33,000	139
Retail - 1.29%			Orient Overseas International Ltd	5,000	44
Aeon Co Ltd	26,300	310	TNT NV	606,848	16,132
Cie Financiere Richemont SA	144,156	7,190	Toll Holdings Ltd	10,264	62
Harvey Norman Holdings Ltd	23,329	76	West Japan Railway Co	74	275
Lawson Inc	2,600	118			$ 30,392
Marks & Spencer Group PLC	34,759	238	Water - 0.03%
Marui Group Co Ltd	9,700	76	Veolia Environnement	10,525	309
PPR	2,293	376
Rallye SA	128,630	5,017	TOTAL COMMON STOCKS		$ 1,036,246
UNY Co Ltd	8,200	69		Maturity
Wesfarmers Ltd	31,392	1,019		Amount
Wesfarmers Ltd - PPS	6,673	218	REPURCHASE AGREEMENTS - 6.98%	(000's)	Value (000's)
	$ 14,707		Banks - 6.98%
Semiconductors - 0.72%			Investment in Joint Trading Account; Bank of	$ 22,614	$ 22,614
Elpida Memory Inc (a)	8,000	82	America Repurchase Agreement; 0.22%
Rohm Co Ltd	2,100	131	dated 10/29/10 maturing 11/01/10
Tokyo Electron Ltd	140,500	7,936	(collateralized by Sovereign Agency Issues;
	$ 8,149		$23,065,414; 0.00% - 5.25%; dated 05/01/13
Shipbuilding - 1.35%			- 04/15/42)
Hyundai Heavy Industries Co Ltd	47,115	15,346	Investment in Joint Trading Account; Credit Suisse	21,831	21,830
			Repurchase Agreement; 0.21% dated
Software - 0.77%			10/29/10 maturing 11/01/10 (collateralized by
Konami Corp	4,000	70	US Treasury Note; $22,267,138; 1.13%;
Sage Group PLC	1,286,589	5,554	dated 01/15/12)
UBISOFT Entertainment (a)	242,307	3,153	Investment in Joint Trading Account; Deutsche	20,739	20,739
	$ 8,777		Bank Repurchase Agreement; 0.21% dated
Telecommunications - 6.10%			10/29/10 maturing 11/01/10 (collateralized by
Bezeq Israeli Telecommunication Corp Ltd	76,382	203	Sovereign Agency Issues; $21,153,779;
BT Group PLC	267,101	658	0.38% - 3.75%; dated 12/06/10 - 01/29/15)

See accompanying notes			314

Schedule of Investments International Value Fund I October 31, 2010

Maturity
Amount
REPURCHASE AGREEMENTS (continued)	(000's)	Value (000's)
Banks (continued)
Investment in Joint Trading Account; Morgan	$ 14,190	$ 14,190
Stanley Repurchase Agreement; 0.20% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $14,473,639;
1.88% - 6.13%; dated 01/09/12 - 02/21/13)
$ 79,373
TOTAL REPURCHASE AGREEMENTS		$ 79,373
Total Investments		$ 1,115,619
Other Assets in Excess of Liabilities, Net - 1.93%		$ 21,950
TOTAL NET ASSETS - 100.00%		$ 1,137,569

(a)	Non-Income Producing Security
(b)	Security is Illiquid
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $0 or 0.00% of net assets.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 179,848
Unrealized Depreciation	(19,808)
Net Unrealized Appreciation (Depreciation)	$ 160,040
Cost for federal income tax purposes	$ 955,579
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Country	Percent
Japan	16 .43%
United Kingdom	15 .05%
France	10 .08%
Germany	9 .22%
Switzerland	8 .32%
Netherlands	7 .93%
United States	7 .60%
Spain	4 .64%
Italy	4 .53%
Singapore	2 .38%
Korea, Republic Of	2 .21%
Norway	2 .08%
Hong Kong	2 .00%
Sweden	1 .79%
Australia	1 .57%
Greece	0 .65%
Finland	0 .64%
Luxembourg	0 .31%
Thailand	0 .25%
Israel	0 .12%
Belgium	0 .09%
Austria	0 .04%
Portugal	0 .04%
Ireland	0 .04%
Denmark	0 .03%
New Zealand	0 .02%
Cyprus	0 .01%
Other Assets in Excess of Liabilities, Net	1 .93%
TOTAL NET ASSETS	100.00%

See accompanying notes

315

Schedule of Investments
International Value Fund I
October 31, 2010

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
eMini MSCI EAFE; December 2010	Long	441 $	33,788	$ 35,614	$ 1,826
S&P 500 eMini; December 2010	Long	259	14,543	15,277	734
					$ 2,560
All dollar amounts are shown in thousands (000's)

See accompanying notes

316

Schedule of Investments
LargeCap Blend Fund II
October 31, 2010

COMMON STOCKS - 97.09%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.15%			Biotechnology - 1.56%
Interpublic Group of Cos Inc (a)	16,762 $	173	Amgen Inc (a)	45,197 $	2,585
Lamar Advertising Co (a)	2,900	99	Biogen Idec Inc (a)	10,642	667
Omnicom Group Inc	19,334	850	Celgene Corp (a)	95,325	5,917
	$ 1,122		Genzyme Corp (a)	5,301	383
Aerospace & Defense - 2.24%			Gilead Sciences Inc (a)	35,573	1,411
Boeing Co/The	71,385	5,043	Life Technologies Corp (a)	9,806	492
General Dynamics Corp	14,104	961		$ 11,455
Goodrich Corp	4,739	389	Building Materials - 0.56%
L-3 Communications Holdings Inc	3,810	275	Masco Corp	388,010	4,136
Lockheed Martin Corp	12,666	903
Northrop Grumman Corp	12,385	783	Chemicals - 1.76%
Orbital Sciences Corp (a)	235,390	3,823	Air Products & Chemicals Inc	52,161	4,432
Raytheon Co	11,204	516	Airgas Inc	2,507	178
Rockwell Collins Inc	5,182	314	Dow Chemical Co/The	39,998	1,233
United Technologies Corp	45,793	3,423	Eastman Chemical Co	7,505	590
	$ 16,430		Ecolab Inc	7,787	384
Agriculture - 1.88%			EI du Pont de Nemours & Co	29,742	1,406
Altria Group Inc	69,177	1,758	FMC Corp	2,491	182
Archer-Daniels-Midland Co	23,050	768	International Flavors & Fragrances Inc	2,722	137
Lorillard Inc	5,103	435	Monsanto Co	26,122	1,552
Philip Morris International Inc	186,024	10,883	Mosaic Co/The	1,100	80
	$ 13,844		Potash Corp of Saskatchewan Inc	1,100	160
Airlines - 0.09%			PPG Industries Inc	5,468	419
Southwest Airlines Co	47,499	654	Praxair Inc	14,132	1,291
			Sherwin-Williams Co/The	8,334	608
Apparel - 0.41%			Sigma-Aldrich Corp	4,194	266
Coach Inc	25,333	1,266		$ 12,918
Nike Inc	15,692	1,278	Coal - 0.11%
Polo Ralph Lauren Corp	1,979	192	Alpha Natural Resources Inc (a)	1,500	68
VF Corp	2,916	243	Consol Energy Inc	4,600	169
	$ 2,979		Peabody Energy Corp	10,500	555
Automobile Manufacturers - 0.35%				$ 792
Ford Motor Co (a)	120,998	1,710	Commercial Services - 1.67%
PACCAR Inc	17,319	887	Apollo Group Inc (a)	10,537	395
	$ 2,597		Automatic Data Processing Inc	21,671	962
Automobile Parts & Equipment - 0.74%			DeVry Inc	5,330	255
Goodyear Tire & Rubber Co/The (a)	14,840	152	Equifax Inc	4,360	144
Johnson Controls Inc	150,425	5,283	H&R Block Inc	28,660	338
	$ 5,435		Iron Mountain Inc	5,753	125
Banks - 7.51%			Mastercard Inc	4,355	1,045
Bank of America Corp	701,142	8,021	Moody's Corp	165,576	4,481
			Quanta Services Inc (a)	3,400	67
Bank of New York Mellon Corp/The	41,912	1,050
BB&T Corp	23,880	559	Robert Half International Inc	2,600	71
Capital One Financial Corp	10,923	407	RR Donnelley & Sons Co	7,076	131
CIT Group Inc (a)	2,600	113	Total System Services Inc	6,799	106
Citigroup Inc (a)	966,728	4,031	Visa Inc	43,087	3,369
Comerica Inc	64,920	2,323	Western Union Co/The	42,506	748
Fifth Third Bancorp	57,006	716		$ 12,237
Goldman Sachs Group Inc/The	23,653	3,807	Computers - 5.72%
JP Morgan Chase & Co	313,128	11,784	Accenture PLC - Class A	5,800	259
KeyCorp	27,763	227	Apple Inc (a)	68,391	20,576
M&T Bank Corp	2,849	213	Cognizant Technology Solutions Corp (a)	6,677	435
Marshall & Ilsley Corp	28,298	167	Computer Sciences Corp	5,200	255
Morgan Stanley	61,581	1,531	Dell Inc (a)	83,085	1,195
Northern Trust Corp	8,200	407	EMC Corp/Massachusetts (a)	91,123	1,915
PNC Financial Services Group Inc	22,906	1,235	Hewlett-Packard Co	107,560	4,524
Regions Financial Corp	43,700	275	IBM Corp	78,746	11,308
State Street Corp	28,929	1,208	Lexmark International Inc (a)	2,690	102
SunTrust Banks Inc	23,300	583	NetApp Inc (a)	6,905	368
US Bancorp	98,552	2,383	SanDisk Corp (a)	16,912	636
Wells Fargo & Co	532,555	13,889	Teradata Corp (a)	5,306	209
Zions Bancorporation	12,100	250	Western Digital Corp (a)	7,771	249
	$ 55,179			$ 42,031
Beverages - 2.46%			Consumer Products - 0.44%
Coca-Cola Co/The	102,566	6,289	Avery Dennison Corp	3,694	134
Constellation Brands Inc (a)	6,584	130	Clorox Co	14,310	953
Dr Pepper Snapple Group Inc	8,377	306	Fortune Brands Inc	8,700	470
Molson Coors Brewing Co	5,420	256	Kimberly-Clark Corp	26,948	1,707
PepsiCo Inc	169,793	11,088		$ 3,264
	$ 18,069

See accompanying notes

317

Schedule of Investments
LargeCap Blend Fund II
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Cosmetics & Personal Care - 2.10%			Energy - Alternate Sources - 0.43%
Avon Products Inc	21,300 $	649	First Solar Inc (a)	22,890 $	3,151
Colgate-Palmolive Co	14,627	1,128
Estee Lauder Cos Inc/The	3,895	277	Engineering & Contruction - 0.10%
Procter & Gamble Co	209,957	13,347	Fluor Corp	6,100	294
	$ 15,401		Foster Wheeler AG (a)	2,500	58
Distribution & Wholesale - 0.13%			Jacobs Engineering Group Inc (a)	4,288	166
Fastenal Co	6,400	329	McDermott International Inc (a)	15,300	236
Genuine Parts Co	7,332	351		$ 754
WW Grainger Inc	2,029	252	Entertainment - 0.02%
	$ 932		International Game Technology	7,200	112
Diversified Financial Services - 1.71%
American Express Co	99,207	4,113	Environmental Control - 0.16%
Ameriprise Financial Inc	8,422	435	Republic Services Inc	27,517	820
Charles Schwab Corp/The	222,995	3,434	Waste Management Inc	9,676	346
CME Group Inc	3,373	977		$ 1,166
Discover Financial Services	26,717	471	Food - 2.59%
Federated Investors Inc	3,136	78	Campbell Soup Co	14,710	533
Franklin Resources Inc	7,269	833	ConAgra Foods Inc	14,380	324
IntercontinentalExchange Inc (a)	3,934	452	Dean Foods Co (a)	5,975	62
Invesco Ltd	18,600	428	General Mills Inc	34,221	1,285
Legg Mason Inc	7,300	227	HJ Heinz Co	7,905	388
NASDAQ OMX Group Inc/The (a)	5,093	107	Hormel Foods Corp	2,236	103
NYSE Euronext	10,300	316	JM Smucker Co/The	3,924	252
SLM Corp (a)	18,700	223	Kellogg Co	131,258	6,597
T Rowe Price Group Inc	8,196	453	Kraft Foods Inc	69,708	2,250
	$ 12,547		Kroger Co/The	34,322	755
Electric - 2.28%			McCormick & Co Inc/MD	111,532	4,932
AES Corp/The (a)	67,300	804	Safeway Inc	12,358	283
Allegheny Energy Inc	23,100	536	Sysco Corp	27,754	817
Ameren Corp	8,169	237	Tyson Foods Inc	9,642	150
American Electric Power Co Inc	14,235	533	Whole Foods Market Inc	7,000	278
Calpine Corp (a)	20,100	251		$ 19,009
CMS Energy Corp	7,916	145	Forest Products & Paper - 0.67%
Consolidated Edison Inc	6,507	324	International Paper Co	154,975	3,918
Constellation Energy Group Inc	19,427	587	MeadWestvaco Corp	5,899	152
Dominion Resources Inc/VA	13,477	586	Plum Creek Timber Co Inc	5,613	207
DTE Energy Co	5,438	254	Weyerhaeuser Co	37,885	614
Duke Energy Corp	29,402	535		$ 4,891
Edison International	10,740	396	Gas - 0.63%
Entergy Corp	12,749	951	CenterPoint Energy Inc	65,960	1,092
Exelon Corp	118,599	4,841	Nicor Inc	1,610	77
FirstEnergy Corp	7,100	258	NiSource Inc	15,407	267
Integrys Energy Group Inc	2,633	140	Sempra Energy	60,091	3,213
NextEra Energy Inc	13,747	756		$ 4,649
Northeast Utilities	5,766	180	Hand & Machine Tools - 0.02%
NRG Energy Inc (a)	8,631	172	Stanley Black & Decker Inc	2,800	174
Pepco Holdings Inc	12,298	237
PG&E Corp	8,340	399	Healthcare - Products - 2.98%
Pinnacle West Capital Corp	3,723	153	Baxter International Inc	24,033	1,224
PPL Corp	28,187	758	Becton Dickinson and Co	4,672	353
Progress Energy Inc	11,753	529	Boston Scientific Corp (a)	26,700	170
Public Service Enterprise Group Inc	16,062	520	CareFusion Corp (a)	3,950	95
Southern Co	16,715	633	Covidien PLC	5,525	220
TECO Energy Inc	22,926	404	CR Bard Inc	6,769	563
Wisconsin Energy Corp	3,937	234	DENTSPLY International Inc	11,052	347
Xcel Energy Inc	15,479	369	Edwards Lifesciences Corp (a)	49,120	3,139
	$ 16,722		Hospira Inc (a)	8,501	505
Electrical Components & Equipment - 0.36%			Intuitive Surgical Inc (a)	2,164	569
Emerson Electric Co	48,486	2,662	Johnson & Johnson	171,397	10,913
			Medtronic Inc	37,428	1,318
Electronics - 0.71%			Patterson Cos Inc	3,066	85
Agilent Technologies Inc (a)	8,500	296	St Jude Medical Inc (a)	9,300	356
Dolby Laboratories Inc (a)	43,400	2,677	Stryker Corp	21,189	1,049
FLIR Systems Inc (a)	5,323	148	Varian Medical Systems Inc (a)	3,987	252
Jabil Circuit Inc	6,363	98	Zimmer Holdings Inc (a)	15,450	733
PerkinElmer Inc	3,970	93		$ 21,891
Thermo Fisher Scientific Inc (a)	17,272	888
			Healthcare - Services - 0.78%
Tyco Electronics Ltd	16,225	514	Aetna Inc	13,417	401
Waters Corp (a)	6,400	474	CIGNA Corp	18,466	650
	$ 5,188		Coventry Health Care Inc (a)	5,101	120

See accompanying notes

318

Schedule of Investments
LargeCap Blend Fund II
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Healthcare - Services (continued)			Lodging (continued)
DaVita Inc (a)	8,304 $	596	Wynn Resorts Ltd	1,300 $	139
Humana Inc (a)	6,511	379		$ 1,653
Laboratory Corp of America Holdings (a)	4,606	375	Machinery - Construction & Mining - 0.23%
Quest Diagnostics Inc	4,953	243	Caterpillar Inc	18,565	1,459
Tenet Healthcare Corp (a)	27,840	121	Joy Global Inc	3,200	227
UnitedHealth Group Inc	51,397	1,853		$ 1,686
WellPoint Inc (a)	18,909	1,027
			Machinery - Diversified - 0.64%
	$ 5,765		Babcock & Wilcox Co (a)	2,400	55
Home Builders - 0.55%			Cummins Inc	38,199	3,365
DR Horton Inc	12,900	135	Deere & Co	8,511	654
Lennar Corp	6,300	91	Rockwell Automation Inc	10,100	630
Toll Brothers Inc (a)	213,780	3,835		$ 4,704
	$ 4,061		Media - 3.03%
Home Furnishings - 0.06%			Cablevision Systems Corp	11,400	305
Harman International Industries Inc (a)	8,400	282	CBS Corp	22,316	378
Whirlpool Corp	2,466	187	Comcast Corp - Class A	109,293	2,249
	$ 469		DIRECTV (a)	30,415	1,322
Housewares - 0.50%			Discovery Communications Inc - C Shares (a)	11,050	429
Newell Rubbermaid Inc	209,635	3,700	Gannett Co Inc	8,145	96
			McGraw-Hill Cos Inc/The	18,505	697
Insurance - 2.68%			New York Times Co/The (a)	4,116	32
ACE Ltd	8,052	478	News Corp - Class A	50,815	735
Aflac Inc	16,136	902	News Corp - Class B	318,010	5,114
Allstate Corp/The	34,635	1,056	Scripps Networks Interactive	3,083	157
Aon Corp	25,395	1,010	Time Warner Cable Inc	22,090	1,278
Assurant Inc	4,025	159	Time Warner Inc	57,965	1,884
Berkshire Hathaway Inc - Class A (a)	26	3,102	Viacom Inc	13,700	529
Berkshire Hathaway Inc - Class B (a)	66,749	5,310	Walt Disney Co/The	193,168	6,975
Chubb Corp	18,818	1,092	Washington Post Co/The	201	81
Cincinnati Financial Corp	5,609	165		$ 22,261
Hartford Financial Services Group Inc	6,400	153	Metal Fabrication & Hardware - 0.16%
Lincoln National Corp	4,600	113	Precision Castparts Corp	8,446	1,154
Loews Corp	19,305	763
Marsh & McLennan Cos Inc	35,170	878	Mining - 1.45%
MetLife Inc	44,919	1,812	Agnico-Eagle Mines Ltd	4,400	342
Progressive Corp/The	13,432	284	Barrick Gold Corp	6,300	303
Prudential Financial Inc	15,852	833	Freeport-McMoRan Copper & Gold Inc	50,341	4,766
Torchmark Corp	2,854	163	Newmont Mining Corp	79,698	4,851
Travelers Cos Inc/The	21,125	1,166	Titanium Metals Corp (a)	3,011	59
Unum Group	10,956	246	Vulcan Materials Co	8,800	321
	$ 19,685			$ 10,642
Internet - 3.06%			Miscellaneous Manufacturing - 4.02%
Akamai Technologies Inc (a)	10,873	562	3M Co	67,994	5,726
Amazon.com Inc (a)	18,969	3,133	Cooper Industries PLC	9,700	508
eBay Inc (a)	34,560	1,031	Danaher Corp	33,150	1,437
Expedia Inc	7,267	210	Dover Corp	6,140	326
Google Inc (a)	23,751	14,559	Eaton Corp	36,310	3,225
Liberty Media Corp - Interactive (a)	24,400	360	General Electric Co	697,561	11,175
McAfee Inc (a)	14,300	677	Honeywell International Inc	100,612	4,740
Priceline.com Inc (a)	2,289	862	Illinois Tool Works Inc	11,553	528
Symantec Corp (a)	26,574	430	Ingersoll-Rand PLC	8,400	330
VeriSign Inc (a)	5,762	200	ITT Corp	6,029	285
Yahoo! Inc (a)	27,146	448	Parker Hannifin Corp	5,300	406
	$ 22,472		Textron Inc	19,100	398
Iron & Steel - 0.18%			Tyco International Ltd	11,983	459
Allegheny Technologies Inc	3,180	168		$ 29,543
Cliffs Natural Resources Inc	8,315	542	Office & Business Equipment - 0.10%
Nucor Corp	8,500	325	Pitney Bowes Inc	7,141	157
United States Steel Corp	7,200	308	Xerox Corp	47,667	557
	$ 1,343			$ 714
Leisure Products & Services - 0.20%			Oil & Gas - 8.49%
Carnival Corp	19,175	828	Anadarko Petroleum Corp	12,659	779
Harley-Davidson Inc	20,731	636	Apache Corp	50,212	5,073
	$ 1,464		Cabot Oil & Gas Corp	3,281	95
Lodging - 0.23%			Chesapeake Energy Corp	13,165	286
Las Vegas Sands Corp (a)	4,800	220	Chevron Corp	93,020	7,684
Marriott International Inc/DE	23,839	884	ConocoPhillips	56,566	3,360
Starwood Hotels & Resorts Worldwide Inc	4,300	233	Denbury Resources Inc (a)	12,886	219
Wyndham Worldwide Corp	6,157	177	Devon Energy Corp	16,270	1,058
			Diamond Offshore Drilling Inc	40,930	2,708

See accompanying notes

319

Schedule of Investments
LargeCap Blend Fund II
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Oil & Gas (continued)			REITS (continued)
EOG Resources Inc	12,610 $	1,207	Kimco Realty Corp	21,200 $	365
EQT Corp	3,500	131	ProLogis	12,900	176
Exxon Mobil Corp	312,114	20,746	Public Storage Inc	7,108	705
Helmerich & Payne Inc	3,636	156	Simon Property Group Inc	15,577	1,496
Hess Corp	15,002	946	Ventas Inc	5,165	277
Marathon Oil Corp	16,675	593	Vornado Realty Trust	9,120	797
Murphy Oil Corp	18,999	1,238		$ 5,923
Nabors Industries Ltd (a)	9,766	204	Retail - 5.32%
Newfield Exploration Co (a)	74,000	4,412	AutoZone Inc (a)	3,580	851
Noble Energy Inc	5,750	469	Bed Bath & Beyond Inc (a)	26,336	1,156
Occidental Petroleum Corp	34,140	2,684	Best Buy Co Inc	7,790	335
Petroleo Brasileiro SA ADR	71,220	2,430	Big Lots Inc (a)	2,846	89
Pioneer Natural Resources Co	3,687	257	CarMax Inc (a)	1,500	46
QEP Resources Inc	5,567	184	Costco Wholesale Corp	8,759	550
Range Resources Corp	8,000	299	CVS Caremark Corp	57,829	1,741
Rowan Cos Inc (a)	3,920	129	Darden Restaurants Inc	4,813	220
Southwestern Energy Co (a)	15,100	511	Family Dollar Stores Inc	4,784	221
Suncor Energy Inc	12,600	403	GameStop Corp (a)	5,037	99
Total SA ADR	64,550	3,517	Gap Inc/The	44,676	849
Valero Energy Corp	33,981	610	Home Depot Inc	71,727	2,215
	$ 62,388		Kohl's Corp (a)	26,219	1,342
Oil & Gas Services - 2.09%			Lowe's Cos Inc	88,533	1,889
Baker Hughes Inc	27,792	1,287	Ltd Brands Inc	8,816	259
Cameron International Corp (a)	8,156	357	Macy's Inc	43,576	1,030
FMC Technologies Inc (a)	9,600	692	McDonald's Corp	46,357	3,605
Halliburton Co	100,526	3,203	Nordstrom Inc	5,448	210
National Oilwell Varco Inc	97,505	5,242	RadioShack Corp	4,316	87
Schlumberger Ltd	65,464	4,575	Ross Stores Inc	11,783	695
	$ 15,356		Staples Inc	270,369	5,534
Packaging & Containers - 0.10%			Starbucks Corp	44,166	1,258
Ball Corp	3,244	209	Target Corp	16,838	875
Bemis Co Inc	3,727	118	Tiffany & Co	4,290	227
Owens-Illinois Inc (a)	5,809	163	TJX Cos Inc	9,469	435
Pactiv Corp (a)	4,587	152	Urban Outfitters Inc (a)	4,469	138
Sealed Air Corp	5,478	127	Walgreen Co	41,156	1,395
	$ 769		Wal-Mart Stores Inc	180,655	9,786
Pharmaceuticals - 5.67%			Yum! Brands Inc	38,980	1,932
Abbott Laboratories	123,374	6,332		$ 39,069
Allergan Inc/United States	13,356	967	Savings & Loans - 0.05%
AmerisourceBergen Corp	196,387	6,445	Hudson City Bancorp Inc	16,301	190
Bristol-Myers Squibb Co	229,385	6,170	People's United Financial Inc	12,907	159
Cardinal Health Inc	18,014	625		$ 349
Cephalon Inc (a)	5,027	334	Semiconductors - 2.74%
Eli Lilly & Co	42,290	1,488	Advanced Micro Devices Inc (a)	101,266	742
Express Scripts Inc (a)	28,811	1,398	Analog Devices Inc	9,410	317
Forest Laboratories Inc (a)	14,268	471	Applied Materials Inc	125,505	1,551
McKesson Corp	15,864	1,047	ASML Holding NV	164,250	5,451
Medco Health Solutions Inc (a)	18,362	965	Broadcom Corp	8,554	348
Merck & Co Inc	126,223	4,580	Intel Corp	158,514	3,182
Novartis AG ADR	85,940	4,980	Linear Technology Corp	7,559	244
Pfizer Inc	324,053	5,639	LSI Corp (a)	21,638	113
Watson Pharmaceuticals Inc (a)	3,617	169	Marvell Technology Group Ltd (a)	5,900	114
	$ 41,610		MEMC Electronic Materials Inc (a)	4,100	52
Pipelines - 0.38%			Micron Technology Inc (a)	169,539	1,402
El Paso Corp	50,077	664	National Semiconductor Corp	77,717	1,065
Oneok Inc	3,584	179	Novellus Systems Inc (a)	3,099	90
Spectra Energy Corp	42,035	999	NVIDIA Corp (a)	32,300	389
Williams Cos Inc	42,835	922	QLogic Corp (a)	4,078	72
	$ 2,764		Teradyne Inc (a)	5,842	66
Real Estate - 0.02%			Texas Instruments Inc	137,645	4,070
CB Richard Ellis Group Inc (a)	8,910	163	Xilinx Inc	31,813	853
				$ 20,121
REITS - 0.81%			Software - 3.72%
Apartment Investment & Management Co	4,165	97	Adobe Systems Inc (a)	38,048	1,071
AvalonBay Communities Inc	3,689	392	Autodesk Inc (a)	141,307	5,112
Boston Properties Inc	4,580	395	BMC Software Inc (a)	6,020	274
Equity Residential	6,248	304	CA Inc	58,727	1,363
HCP Inc	9,685	349	Check Point Software Technologies Ltd (a)	2,000	86
Health Care REIT Inc	4,467	228	Citrix Systems Inc (a)	3,761	241
Host Hotels & Resorts Inc	21,530	342	Dun & Bradstreet Corp	1,790	133
			Electronic Arts Inc (a)	8,900	141

See accompanying notes

320

Schedule of Investments LargeCap Blend Fund II October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)			Maturity
Software (continued)				Amount
Fidelity National Information Services Inc	6,100 $	165	REPURCHASE AGREEMENTS (continued)	(000's)	Value (000's)
Fiserv Inc (a)	9,659	527	Banks (continued)
Intuit Inc (a)	9,521	457	Investment in Joint Trading Account; Morgan	$ 3,469	$ 3,469
Microsoft Corp	513,671	13,685	Stanley Repurchase Agreement; 0.20% dated
Oracle Corp	117,022	3,440	10/29/10 maturing 11/01/10 (collateralized by
Red Hat Inc (a)	9,000	380	Sovereign Agency Issues; $3,538,450; 1.88%
Salesforce.com Inc (a)	2,266	263	- 6.13%; dated 01/09/12 - 02/21/13)
		$ 27,338			$ 19,405
Telecommunications - 5.08%			TOTAL REPURCHASE AGREEMENTS		$ 19,405
American Tower Corp (a)	69,602	3,592	Total Investments		$ 732,483
AT&T Inc	280,876	8,005	Other Assets in Excess of Liabilities, Net - 0.27%		$ 1,965
CenturyLink Inc	9,695	401	TOTAL NET ASSETS - 100.00%		$ 734,448
Cisco Systems Inc (a)	254,064	5,800
Corning Inc	54,566	997
Crown Castle International Corp (a)	11,700	505	(a) Non-Income Producing Security
Frontier Communications Corp	31,980	281
Harris Corp	4,312	195
JDS Uniphase Corp (a)	32,248	339
Juniper Networks Inc (a)	157,564	5,103	Unrealized Appreciation (Depreciation)
Motorola Inc (a)	52,994	432	The net federal income tax unrealized appreciation (depreciation) and federal tax
NII Holdings Inc (a)	3,400	142	cost of investments held as of the period end were as follows:
Qualcomm Inc	69,416	3,133	Unrealized Appreciation		$ 81,720
Qwest Communications International Inc	58,585	387	Unrealized Depreciation		(33,883)
Sprint Nextel Corp (a)	133,600	550
			Net Unrealized Appreciation (Depreciation)		$ 47,837
Tellabs Inc	13,314	91	Cost for federal income tax purposes		$ 684,646
Verizon Communications Inc	220,173	7,149	All dollar amounts are shown in thousands (000's)
Windstream Corp	15,061	191
		$ 37,293	Portfolio Summary (unaudited)
Textiles - 0.04%			Sector		Percent
Cintas Corp	11,332	311	Consumer, Non-cyclical		22 .13%
			Financial		15 .42%
Toys, Games & Hobbies - 0.12%			Technology		12 .28%
Hasbro Inc	4,034	186	Energy		11 .50%
Mattel Inc	28,787	672	Industrial		11 .35%
		$ 858	Communications		11 .32%
Transportation - 2.05%			Consumer, Cyclical		8 .76%
CH Robinson Worldwide Inc	4,000	282	Basic Materials		4 .06%
CSX Corp	21,891	1,345	Utilities		2 .91%
Expeditors International of Washington Inc	4,700	232	Other Assets in Excess of Liabilities, Net		0 .27%
FedEx Corp	11,506	1,009	TOTAL NET ASSETS		100.00%
Norfolk Southern Corp	76,089	4,679
Ryder System Inc	4,700	205
Union Pacific Corp	25,016	2,193
United Parcel Service Inc	75,930	5,114
		$ 15,059
TOTAL COMMON STOCKS		$ 713,078
	Maturity
	Amount
REPURCHASE AGREEMENTS - 2.64%	(000's)	Value (000's)
Banks - 2.64%
Investment in Joint Trading Account; Bank of	$ 5,528	$ 5,528
America Repurchase Agreement; 0.22%
dated 10/29/10 maturing 11/01/10
(collateralized by Sovereign Agency Issues;
$5,638,926; 0.00% - 5.25%; dated 05/01/13 -
04/15/42)
Investment in Joint Trading Account; Credit Suisse	5,337	5,338
Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
US Treasury Note; $5,443,769; 1.13%; dated
01/15/12)
Investment in Joint Trading Account; Deutsche	5,070	5,070
Bank Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $5,171,579; 0.38%
- 3.75%; dated 12/06/10 - 01/29/15)

See accompanying notes

321

Schedule of Investments
LargeCap Blend Fund II
October 31, 2010

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
S&P 500 eMini; December 2010	Long	379 $	22,024	$ 22,356	$ 332
					$ 332
All dollar amounts are shown in thousands (000's)

See accompanying notes

322

Schedule of Investments LargeCap Growth Fund October 31, 2010

COMMON STOCKS - 99.37%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Aerospace & Defense - 1.60%			Mining - 1.80%
Boeing Co/The	527,000 $	37,227	Newmont Mining Corp	690,000 $	42,000

Automobile Manufacturers - 3.08%			Miscellaneous Manufacturing - 1.73%
Ford Motor Co (a)	5,068,988	71,625	General Electric Co	2,508,000	40,178

Banks - 5.56%			Oil & Gas Services - 1.04%
Fifth Third Bancorp	2,384,000	29,943	National Oilwell Varco Inc	450,000	24,192
Goldman Sachs Group Inc/The	310,328	49,947
Wells Fargo & Co	1,900,000	49,552	Pharmaceuticals - 3.21%
	$ 129,442		Allergan Inc/United States	329,000	23,823
Beverages - 4.33%			Bristol-Myers Squibb Co	1,036,000	27,868
Coca-Cola Co/The	930,000	57,028	Merck & Co Inc	633,000	22,965
PepsiCo Inc	671,000	43,816			$ 74,656
	$ 100,844		Retail - 9.90%
Biotechnology - 5.32%			Bed Bath & Beyond Inc (a)	1,151,000	50,529
Amgen Inc (a)	680,900	38,941	Best Buy Co Inc	1,026,000	44,098
Celgene Corp (a)	936,000	58,097	Home Depot Inc	1,555,000	48,018
Illumina Inc (a)	494,601	26,862	Kohl's Corp (a)	820,000	41,984
	$ 123,900		Starbucks Corp	1,611,000	45,881
Chemicals - 1.49%					$ 230,510
Potash Corp of Saskatchewan Inc	239,000	34,676	Semiconductors - 3.88%
			Broadcom Corp	2,215,000	90,239
Commercial Services - 4.04%
Mastercard Inc	206,481	49,568	Software - 4.26%
Visa Inc	569,532	44,520	Citrix Systems Inc (a)	188,500	12,077
	$ 94,088		Intuit Inc (a)	496,000	23,808
Computers - 10.19%			Oracle Corp	1,207,000	35,486
Apple Inc (a)	342,807	103,140	Red Hat Inc (a)	656,000	27,723
Cognizant Technology Solutions Corp (a)	707,035	46,092			$ 99,094
NetApp Inc (a)	1,155,388	61,524	Telecommunications - 2.44%
SanDisk Corp (a)	700,000	26,306	Juniper Networks Inc (a)	716,000	23,191
	$ 237,062		Qualcomm Inc	743,000	33,532
Cosmetics & Personal Care - 4.37%					$ 56,723
Estee Lauder Cos Inc/The	631,891	44,972	Transportation - 1.61%
Procter & Gamble Co	894,000	56,831	FedEx Corp	428,000	37,544
	$ 101,803
Diversified Financial Services - 2.20%			TOTAL COMMON STOCKS		$ 2,312,865
American Express Co	1,234,000	51,162		Maturity
				Amount
Electronics - 2.07%			REPURCHASE AGREEMENTS - 2.78%	(000's)	Value (000's)
Agilent Technologies Inc (a)	681,000	23,699	Banks - 2.78%
Thermo Fisher Scientific Inc (a)	475,491	24,450	Investment in Joint Trading Account; Bank of	$ 18,468	$ 18,468
	$ 48,149		America Repurchase Agreement; 0.22%
Food - 1.94%			dated 10/29/10 maturing 11/01/10
Whole Foods Market Inc	1,137,000	45,196	(collateralized by Sovereign Agency Issues;
			$18,836,667; 0.00% - 5.25%; dated 05/01/13
Healthcare - Products - 1.28%			- 04/15/42)
Intuitive Surgical Inc (a)	113,271	29,785	Investment in Joint Trading Account; Credit Suisse	17,828	17,828
			Repurchase Agreement; 0.21% dated
Internet - 11.13%			10/29/10 maturing 11/01/10 (collateralized by
Amazon.com Inc (a)	393,600	64,999	US Treasury Note; $18,184,744; 1.13%;
F5 Networks Inc (a)	440,000	51,788	dated 01/15/12)
Google Inc (a)	110,390	67,668	Investment in Joint Trading Account; Deutsche	16,937	16,937
Priceline.com Inc (a)	198,000	74,608	Bank Repurchase Agreement; 0.21% dated
	$ 259,063		10/29/10 maturing 11/01/10 (collateralized by
Iron & Steel - 1.02%			Sovereign Agency Issues; $17,275,506;
Allegheny Technologies Inc	451,000	23,763	0.38% - 3.75%; dated 12/06/10 - 01/29/15)
			Investment in Joint Trading Account; Morgan	11,589	11,588
Lodging - 4.66%			Stanley Repurchase Agreement; 0.20% dated
Las Vegas Sands Corp (a)	1,821,821	83,585	10/29/10 maturing 11/01/10 (collateralized by
Starwood Hotels & Resorts Worldwide Inc	461,000	24,959	Sovereign Agency Issues; $11,820,083;
	$ 108,544		1.88% - 6.13%; dated 01/09/12 - 02/21/13)
Machinery - Construction & Mining - 2.73%					$ 64,821
Caterpillar Inc	808,000	63,509	TOTAL REPURCHASE AGREEMENTS		$ 64,821
			Total Investments		$ 2,377,686
Machinery - Diversified - 2.49%			Liabilities in Excess of Other Assets, Net - (2.15)%		$ (50,057)
Deere & Co	753,784	57,891	TOTAL NET ASSETS - 100.00%		$ 2,327,629

(a)	Non-Income Producing Security

See accompanying notes

323

Schedule of Investments LargeCap Growth Fund October 31, 2010

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 555,675
Unrealized Depreciation	(29,028)
Net Unrealized Appreciation (Depreciation)	$ 526,647
Cost for federal income tax purposes	$ 1,851,039
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Consumer, Non-cyclical	24 .49%
Technology	18 .33%
Consumer, Cyclical	17 .64%
Communications	13 .57%
Industrial	12 .23%
Financial	10.54%
Basic Materials	4 .31%
Energy	1 .04%
Liabilities in Excess of Other Assets, Net	(2 .15)%
TOTAL NET ASSETS	100.00%

See accompanying notes

324

Schedule of Investments
LargeCap Growth Fund I
October 31, 2010

COMMON STOCKS - 96.26%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.05%			Chemicals (continued)
Interpublic Group of Cos Inc (a)	60,892 $	630	Albemarle Corp	11,446 $	574
Omnicom Group Inc	21,061	926	Ashland Inc	755	39
	$ 1,556		Celanese Corp	20,194	720
Aerospace & Defense - 0.40%			CF Industries Holdings Inc	6,410	785
Alliant Techsystems Inc (a)	3,732	285	Eastman Chemical Co	1,831	144
Boeing Co/The	45,157	3,190	Ecolab Inc	17,690	872
Goodrich Corp	4,579	376	EI du Pont de Nemours & Co	26,430	1,250
Lockheed Martin Corp	20,603	1,469	FMC Corp	5,952	435
Rockwell Collins Inc	10,073	609	International Flavors & Fragrances Inc	9,581	481
United Technologies Corp	74,041	5,536	Lubrizol Corp	5,715	586
	$ 11,465		Monsanto Co	40,826	2,426
Agriculture - 0.35%			Mosaic Co/The	111,837	8,182
Altria Group Inc	89,177	2,267	PPG Industries Inc	3,204	246
Philip Morris International Inc	134,947	7,894	Praxair Inc	329,250	30,073
	$ 10,161		RPM International Inc	8,731	181
Airlines - 0.08%			Sherwin-Williams Co/The	6,868	501
Copa Holdings SA	2,290	116	Sigma-Aldrich Corp	13,736	871
Delta Air Lines Inc (a)	66,386	922		$ 50,443
Southwest Airlines Co	12,362	170	Coal - 0.57%
United Continental Holdings Inc (a)	34,263	995	Alpha Natural Resources Inc (a)	1,832	83
	$ 2,203		Arch Coal Inc	14,193	349
Apparel - 1.58%			Peabody Energy Corp	294,900	15,600
Coach Inc	838,963	41,948	Walter Energy Inc	5,037	443
Hanesbrands Inc (a)	12,216	303		$ 16,475
Nike Inc	30,218	2,461	Commercial Services - 3.88%
Polo Ralph Lauren Corp	6,685	648	Apollo Group Inc (a)	16,024	601
	$ 45,360		Automatic Data Processing Inc	36,942	1,641
			Career Education Corp (a)	8,241	145
Automobile Manufacturers - 0.21%
Ford Motor Co (a)	281,571	3,979	DeVry Inc	8,025	384
Navistar International Corp (a)	8,698	419	Emergency Medical Services Corp (a)	3,662	199
Oshkosh Corp (a)	10,988	324	FTI Consulting Inc (a)	4,579	162
			Gartner Inc (a)	9,282	294
PACCAR Inc	25,131	1,288	Genpact Ltd (a)	1,759,112	27,970
	$ 6,010
			Global Payments Inc	10,366	404
Automobile Parts & Equipment - 0.10%			H&R Block Inc	16,941	200
Autoliv Inc	3,662	261
Johnson Controls Inc	53,567	1,881	Hillenbrand Inc	7,783	167
Lear Corp (a)	1,701	150	Iron Mountain Inc	22,271	485
			ITT Educational Services Inc (a)	4,572	295
TRW Automotive Holdings Corp (a)	6,409	293
			KAR Auction Services Inc (a)	2,247	29
WABCO Holdings Inc (a)	7,314	340
	$ 2,925		Lender Processing Services Inc	12,323	355
			Mastercard Inc	241,028	57,861
Banks - 2.41%			Moody's Corp	24,197	655
Bank of Hawaii Corp	1,903	82	Paychex Inc	24,101	668
Bank of New York Mellon Corp/The	1,063,019	26,639	Pharmaceutical Product Development Inc	12,854	332
JP Morgan Chase & Co	658,963	24,797	RR Donnelley & Sons Co	1,374	25
Morgan Stanley	36,756	914	SEI Investments Co	15,618	346
Wells Fargo & Co	652,876	17,027	Strayer Education Inc	1,697	237
	$ 69,459		Verisk Analytics Inc (a)	13,122	391
Beverages - 1.27%			Visa Inc	211,896	16,564
Coca-Cola Co/The	135,990	8,339	Weight Watchers International Inc	4,120	138
Dr Pepper Snapple Group Inc	9,156	334	Western Union Co/The	59,578	1,049
PepsiCo Inc	425,633	27,794		$ 111,597
	$ 36,467		Computers - 11.51%
Biotechnology - 1.35%			Accenture PLC - Class A	1,333,148	59,605
Celgene Corp (a)	372,308	23,110	Apple Inc (a)	483,610	145,504
Genzyme Corp (a)	15,109	1,090	Cognizant Technology Solutions Corp (a)	579,637	37,787
Gilead Sciences Inc (a)	70,333	2,790	Dell Inc (a)	151,263	2,175
Human Genome Sciences Inc (a)	167,300	4,497
Illumina Inc (a)	14,841	806	Diebold Inc	1,832	56
			DST Systems Inc	4,320	187
Life Technologies Corp (a)	15,963	801	EMC Corp/Massachusetts (a)	892,594	18,753
Myriad Genetics Inc (a)	12,418	247
Vertex Pharmaceuticals Inc (a)	146,739	5,624	Hewlett-Packard Co	212,649	8,944
			IBM Corp	111,172	15,964
	$ 38,965		IHS Inc (a)	6,151	444
Building Materials - 0.02%			MICROS Systems Inc (a)	9,917	450
Lennox International Inc	5,966	245	NCR Corp (a)	20,457	281
Masco Corp	13,666	146	NetApp Inc (a)	725,182	38,616
Owens Corning Inc (a)	7,783	210	SanDisk Corp (a)	30,302	1,139
	$ 601		Seagate Technology PLC (a)	39,042	572
Chemicals - 1.75%			Teradata Corp (a)	18,155	715
Air Products & Chemicals Inc	15,592	1,325	Western Digital Corp (a)	6,410	205
Airgas Inc	10,603	752		$ 331,397

See accompanying notes

325

Schedule of Investments
LargeCap Growth Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Consumer Products - 0.13%			Entertainment - 0.01%
Avery Dennison Corp	916 $	33	Bally Technologies Inc (a)	7,015 $	253
Church & Dwight Co Inc	8,635	569
Clorox Co	11,446	762	Environmental Control - 1.29%
Kimberly-Clark Corp	28,377	1,797	Nalco Holding Co	17,818	502
Scotts Miracle-Gro Co/The	5,759	307	Republic Services Inc	12,341	368
Tupperware Brands Corp	7,783	349	Stericycle Inc (a)	506,772	36,356
	$ 3,817			$ 37,226
Cosmetics & Personal Care - 0.44%			Food - 0.20%
Avon Products Inc	31,938	973	Campbell Soup Co	13,735	498
Colgate-Palmolive Co	30,153	2,325	ConAgra Foods Inc	5,494	123
Estee Lauder Cos Inc/The	13,433	956	General Mills Inc	29,144	1,094
Procter & Gamble Co	132,503	8,423	Hershey Co/The	11,409	565
	$ 12,677		HJ Heinz Co	16,010	786
Distribution & Wholesale - 0.45%			Kellogg Co	21,506	1,081
Fastenal Co	220,900	11,372	McCormick & Co Inc/MD	8,163	361
Fossil Inc (a)	6,409	378	Sysco Corp	44,131	1,300
LKQ Corp (a)	17,402	378		$ 5,808
WESCO International Inc (a)	2,868	123	Forest Products & Paper - 0.04%
WW Grainger Inc	5,037	625	International Paper Co	29,301	741
	$ 12,876		Plum Creek Timber Co Inc	7,495	276
Diversified Financial Services - 2.88%			Rayonier Inc	2,903	151
American Express Co	244,081	10,120		$ 1,168
Ameriprise Financial Inc	6,409	331	Hand & Machine Tools - 0.01%
BlackRock Inc	1,438	246	Regal-Beloit Corp	4,120	238
Charles Schwab Corp/The	2,101,715	32,367
Eaton Vance Corp	15,034	432	Healthcare - Products - 3.16%
Federated Investors Inc	7,326	182	Alcon Inc	5,951	998
Franklin Resources Inc	240,911	27,633	Baxter International Inc	36,484	1,857
IntercontinentalExchange Inc (a)	81,309	9,340	Becton Dickinson and Co	20,047	1,514
Invesco Ltd	16,109	370	CareFusion Corp (a)	5,036	122
NASDAQ OMX Group Inc/The (a)	1,832	38	Covidien PLC	41,663	1,661
NYSE Euronext	7,160	219	CR Bard Inc	7,784	647
T Rowe Price Group Inc	22,500	1,244	DENTSPLY International Inc	19,157	601
Waddell & Reed Financial Inc	11,100	323	Edwards Lifesciences Corp (a)	23,622	1,510
	$ 82,845		Gen-Probe Inc (a)	6,124	297
Electric - 0.02%			Hill-Rom Holdings Inc	6,409	248
Calpine Corp (a)	20,144	252	Hospira Inc (a)	13,555	806
ITC Holdings Corp	5,495	344	IDEXX Laboratories Inc (a)	482,028	28,902
	$ 596		Intuitive Surgical Inc (a)	117,305	30,846
Electrical Components & Equipment - 0.85%			Johnson & Johnson	34,339	2,186
AMETEK Inc	12,960	700	Kinetic Concepts Inc (a)	458	17
Emerson Electric Co	428,788	23,541	Medtronic Inc	70,966	2,499
Hubbell Inc	3,204	173	Patterson Cos Inc	12,961	358
	$ 24,414		ResMed Inc (a)	19,260	614
			St Jude Medical Inc (a)	23,997	919
Electronics - 2.04%
Agilent Technologies Inc (a)	25,657	893	Stryker Corp	270,961	13,410
			Thoratec Corp (a)	7,325	239
Amphenol Corp	721,523	36,170	Varian Medical Systems Inc (a)	10,531	666
AVX Corp	1,356	19
FLIR Systems Inc (a)	19,477	542		$ 90,917
Garmin Ltd	916	30	Healthcare - Services - 2.75%
Gentex Corp	17,700	354	Community Health Systems Inc (a)	5,989	180
Mettler-Toledo International Inc (a)	4,100	535	Covance Inc (a)	889,564	41,800
PerkinElmer Inc	3,263	76	DaVita Inc (a)	485,601	34,843
Thomas & Betts Corp (a)	916	40	Health Management Associates Inc (a)	31,809	255
Trimble Navigation Ltd (a)	534,812	19,168	Laboratory Corp of America Holdings (a)	9,149	744
Waters Corp (a)	11,477	851	Lincare Holdings Inc	10,764	282
	$ 58,678		Quest Diagnostics Inc	15,931	783
			Tenet Healthcare Corp (a)	42,027	183
Energy - Alternate Sources - 0.23%
First Solar Inc (a)	47,159	6,493		$ 79,070
			Home Builders - 0.02%
			NVR Inc (a)	742	466
Engineering & Contruction - 2.37%
ABB Ltd ADR(a)	1,739,233	35,985
Aecom Technology Corp (a)	3,663	97	Home Furnishings - 0.02%
Chicago Bridge & Iron Co NV (a)	5,036	127	Tempur-Pedic International Inc (a)	9,156	316
Jacobs Engineering Group Inc (a)	818,792	31,613	Whirlpool Corp	4,120	312
McDermott International Inc (a)	22,893	353		$ 628
Shaw Group Inc/The (a)	6,170	189	Housewares - 0.01%
	$ 68,364		Toro Co	4,316	245

See accompanying notes

326

Schedule of Investments
LargeCap Growth Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Insurance - 0.19%			Metal Fabrication & Hardware - 0.78%
ACE Ltd	6,409 $	381	Precision Castparts Corp	162,084 $	22,138
Aflac Inc	37,543	2,098	Timken Co	7,783	322
Aon Corp	7,520	299		$ 22,460
Arthur J Gallagher & Co	3,205	90	Mining - 0.54%
Axis Capital Holdings Ltd	4,815	164	Freeport-McMoRan Copper & Gold Inc	136,966	12,968
Brown & Brown Inc	7,326	163	Newmont Mining Corp	39,859	2,426
Endurance Specialty Holdings Ltd	458	19	Titanium Metals Corp (a)	10,530	207
Erie Indemnity Co	2,657	152		$ 15,601
Marsh & McLennan Cos Inc	41,198	1,029	Miscellaneous Manufacturing - 3.42%
MetLife Inc	16,851	680	3M Co	224,705	18,925
Travelers Cos Inc/The	7,325	404	Carlisle Cos Inc	458	16
Validus Holdings Ltd	1,748	50	Cooper Industries PLC	14,193	744
	$ 5,529		Danaher Corp	1,547,943	67,118
Internet - 8.44%			Donaldson Co Inc	9,394	458
Akamai Technologies Inc (a)	158,629	8,196	Dover Corp	14,651	778
Amazon.com Inc (a)	329,458	54,407	Eaton Corp	5,494	488
Baidu Inc/China ADR(a)	100,000	11,001	General Electric Co	215,036	3,445
Ctrip.com International Ltd ADR(a)	95,900	4,993	Honeywell International Inc	65,311	3,077
eBay Inc (a)	37,507	1,118	Illinois Tool Works Inc	37,085	1,695
Expedia Inc	10,531	305	Pall Corp	15,164	647
F5 Networks Inc (a)	5,885	693	Parker Hannifin Corp	5,494	421
Google Inc (a)	218,451	133,908	Pentair Inc	6,249	204
Liberty Media Corp - Interactive (a)	788,300	11,635	Tyco International Ltd	9,156	350
McAfee Inc (a)	11,460	542		$ 98,366
NetFlix Inc (a)	5,157	895
			Office & Business Equipment - 0.01%
Priceline.com Inc (a)	35,984	13,559	Pitney Bowes Inc	18,313	402
Symantec Corp (a)	9,157	148
VeriSign Inc (a)	22,893	796
			Oil & Gas - 4.35%
Yahoo! Inc (a)	43,037	711	Atlas Energy Inc (a)	6,977	203
	$ 242,907		Atwood Oceanics Inc (a)	1,374	45
Iron & Steel - 0.03%			Canadian Natural Resources Ltd	992,622	36,201
Cliffs Natural Resources Inc	11,446	746	Chevron Corp	9,156	756
			Cimarex Energy Co	10,530	808
Leisure Products & Services - 0.62%			Concho Resources Inc/Midland TX (a)	11,153	766
Carnival Corp	393,000	16,966	ConocoPhillips	48,073	2,856
Harley-Davidson Inc	28,687	880	EOG Resources Inc	315,944	30,242
	$ 17,846		EQT Corp	18,550	694
Lodging - 1.64%			Exxon Mobil Corp	387,858	25,781
Las Vegas Sands Corp (a)	279,549	12,826	Holly Corp	3,830	125
Marriott International Inc/DE	635,421	23,542	Marathon Oil Corp	23,349	831
Starwood Hotels & Resorts Worldwide Inc	202,616	10,970	Murphy Oil Corp	2,747	179
	$ 47,338		Nabors Industries Ltd (a)	14,193	297
Machinery - Construction & Mining - 0.17%			Occidental Petroleum Corp	13,735	1,080
Bucyrus International Inc	9,156	624	Pride International Inc (a)	10,453	317
Caterpillar Inc	46,241	3,634	Range Resources Corp	203,500	7,609
Joy Global Inc	8,890	631	Rowan Cos Inc (a)	2,566	84
	$ 4,889		SM Energy Co	5,494	229
			Southwestern Energy Co (a)	25,552	865
Machinery - Diversified - 1.70%
Babcock & Wilcox Co (a)	11,593	265	Suncor Energy Inc	472,543	15,126
Cummins Inc	17,411	1,534		$ 125,094
Deere & Co	33,880	2,602	Oil & Gas Services - 4.39%
Gardner Denver Inc	5,951	344	Baker Hughes Inc	14,324	664
IDEX Corp	6,141	222	Cameron International Corp (a)	18,670	817
Rockwell Automation Inc	126,220	7,872	Dresser-Rand Group Inc (a)	9,078	311
Roper Industries Inc	521,693	36,221	FMC Technologies Inc (a)	511,730	36,895
	$ 49,060		Halliburton Co	76,459	2,436
Media - 0.87%			Schlumberger Ltd	1,208,727	84,478
CBS Corp	10,072	171	Weatherford International Ltd (a)	37,085	623
DIRECTV (a)	75,085	3,263		$ 126,224
Discovery Communications Inc - A Shares (a)	15,108	674	Packaging & Containers - 0.03%
Factset Research Systems Inc	5,951	522	Ball Corp	2,290	147
John Wiley & Sons Inc	5,333	230	Crown Holdings Inc (a)	20,632	664
McGraw-Hill Cos Inc/The	18,371	692	Owens-Illinois Inc (a)	6,410	180
News Corp - Class A	59,519	861		$ 991
Scripps Networks Interactive	10,988	559	Pharmaceuticals - 3.91%
Time Warner Inc	17,397	566	Abbott Laboratories	116,765	5,992
Viacom Inc	14,650	565	Allergan Inc/United States	784,179	56,783
Walt Disney Co/The	467,606	16,885	AmerisourceBergen Corp	24,271	797
	$ 24,988		Cardinal Health Inc	15,566	540
			Eli Lilly & Co	19,688	693

See accompanying notes

327

Schedule of Investments LargeCap Growth Fund I

October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Pharmaceuticals (continued)			Savings & Loans - 0.00%
Express Scripts Inc (a)	371,560 $	18,028	Hudson City Bancorp Inc	5,037 $	59
Herbalife Ltd	7,940	507
McKesson Corp	387,778	25,585	Semiconductors - 3.10%
Medco Health Solutions Inc (a)	38,001	1,996	Advanced Micro Devices Inc (a)	28,387	208
Omnicare Inc	1,374	33	Altera Corp	21,977	686
Perrigo Co	10,282	677	Analog Devices Inc	25,679	865
SXC Health Solutions Corp (a)	7,777	303	Applied Materials Inc	1,692,038	20,913
VCA Antech Inc (a)	10,616	220	ASML Holding NV	306,451	10,171
Warner Chilcott PLC	11,433	275	Atmel Corp (a)	51,278	454
	$ 112,429		Avago Technologies Ltd	13,482	333
Pipelines - 0.03%			Broadcom Corp	287,953	11,731
El Paso Corp	15,775	209	Cree Inc (a)	101,200	5,191
Williams Cos Inc	29,759	641	Intel Corp	345,639	6,937
	$ 850		Lam Research Corp (a)	15,416	706
Real Estate - 0.04%			Linear Technology Corp	16,482	531
CB Richard Ellis Group Inc (a)	34,735	638	Marvell Technology Group Ltd (a)	929,476	17,948
Jones Lang LaSalle Inc	5,036	393	Micron Technology Inc (a)	962,100	7,957
	$ 1,031		National Semiconductor Corp	29,614	406
			Novellus Systems Inc (a)	10,381	303
REITS - 0.16%			ON Semiconductor Corp (a)	54,216	416
Apartment Investment & Management Co	7,325	171	QLogic Corp (a)	15,326	269
Digital Realty Trust Inc	9,815	586	Rambus Inc (a)	12,819	253
Equity Residential	2,289	111	Skyworks Solutions Inc (a)	21,976	504
Essex Property Trust Inc	1,373	155	Teradyne Inc (a)	22,325	251
Federal Realty Investment Trust	4,578	375
Public Storage Inc	10,989	1,091	Texas Instruments Inc	48,989	1,449
Simon Property Group Inc	16,940	1,627	Xilinx Inc	24,220	649
Ventas Inc	5,494	294		$ 89,131
Vornado Realty Trust	1,831	160	Software - 3.92%
	$ 4,570		Activision Blizzard Inc	17,126	197
			Adobe Systems Inc (a)	39,189	1,103
Retail - 6.47%			Allscripts Healthcare Solutions Inc (a)	16,332	312
Advance Auto Parts Inc	11,329	736	ANSYS Inc (a)	412,362	18,659
Aeropostale Inc (a)	12,130	296
AutoZone Inc (a)	3,391	806	Autodesk Inc (a)	19,875	719
Bed Bath & Beyond Inc (a)	286,863	12,593	BMC Software Inc (a)	15,708	714
Best Buy Co Inc	28,997	1,246	Broadridge Financial Solutions Inc	11,235	247
Big Lots Inc (a)	10,072	316	CA Inc	39,126	908
Brinker International Inc	13,173	244	Cerner Corp (a)	8,698	764
Chipotle Mexican Grill Inc (a)	28,809	6,056	Citrix Systems Inc (a)	527,057	33,769
Copart Inc (a)	9,175	311	Compuware Corp (a)	15,566	156
Costco Wholesale Corp	642,567	40,334	Dun & Bradstreet Corp	6,506	484
			Emdeon Inc (a)	2,669	36
Darden Restaurants Inc (a)	17,359	793	Intuit Inc (a)	24,170	1,160
Dick's Sporting Goods Inc (a)	11,078	319	Microsoft Corp	444,252	11,835
Dollar Tree Inc (a)	15,795	810	MSCI Inc (a)	13,991	502
Family Dollar Stores Inc	18,087	835
Gap Inc/The	34,339	653	Oracle Corp	326,948	9,612
Guess? Inc	7,526	293	Red Hat Inc (a)	16,193	684
Home Depot Inc	142,846	4,411	Salesforce.com Inc (a)	261,816	30,389
J Crew Group Inc (a)	6,867	220	VMware Inc (a)	9,156	700
Kohl's Corp (a)	19,230	985		$ 112,950
Lowe's Cos Inc	793,080	16,917	Telecommunications - 7.24%
Ltd Brands Inc	22,671	666	Amdocs Ltd (a)	7,325	225
Macy's Inc	5,036	119	American Tower Corp (a)	257,284	13,278
McDonald's Corp	89,232	6,940	Atheros Communications Inc (a)	8,521	264
Nordstrom Inc	21,275	819	Cisco Systems Inc (a)	2,029,190	46,326
O'Reilly Automotive Inc (a)	187,625	10,976	Corning Inc	612,666	11,200
Panera Bread Co (a)	3,547	318	Crown Castle International Corp (a)	404,254	17,432
PetSmart Inc	14,651	548	Frontier Communications Corp	46,760	411
Ross Stores Inc	14,911	880	Harris Corp	16,024	724
Staples Inc	61,768	1,264	JDS Uniphase Corp (a)	26,292	276
Starbucks Corp	797,420	22,711	Juniper Networks Inc (a)	996,162	32,266
Target Corp	62,267	3,234	MetroPCS Communications Inc (a)	15,108	157
Tiffany & Co	14,638	776	NeuStar Inc (a)	9,320	240
TJX Cos Inc	34,339	1,576	NII Holdings Inc (a)	16,482	689
Tractor Supply Co	9,156	363	Qualcomm Inc	1,854,415	83,690
Urban Outfitters Inc (a)	1,137,897	35,013	SBA Communications Corp (a)	15,021	590
Walgreen Co	77,142	2,614	tw telecom inc (a)	19,229	354
Wal-Mart Stores Inc	106,671	5,778	Windstream Corp	26,148	331
Williams-Sonoma Inc	11,903	385		$ 208,453
Yum! Brands Inc	38,771	1,921	Toys, Games & Hobbies - 0.05%
	$ 186,075		Hasbro Inc	16,024	741

See accompanying notes

328

Schedule of Investments LargeCap Growth Fund I

October 31, 2010

			Portfolio Summary (unaudited)
			Sector	Percent
COMMON STOCKS (continued)		Shares Held Value (000's)	Technology	18 .54%
Toys, Games & Hobbies (continued)			Consumer, Non-cyclical	17 .44%
Mattel Inc	26,097 $	609	Communications	16 .60%
		$ 1,350	Industrial	14 .79%
Transportation - 1.71%			Consumer, Cyclical	11 .26%
CH Robinson Worldwide Inc	12,678	894	Energy	9 .57%
Expeditors International of Washington Inc	485,496	23,964	Financial	8 .79%
FedEx Corp	14,857	1,303	Basic Materials	2 .36%
Frontline Ltd/Bermuda	5,494	158	Utilities	0 .02%
JB Hunt Transport Services Inc	11,578	416	Other Assets in Excess of Liabilities, Net	0 .63%
Union Pacific Corp	8,034	705	TOTAL NET ASSETS	100.00%
United Parcel Service Inc	320,086	21,555
UTI Worldwide Inc	10,530	202
		$ 49,197
TOTAL COMMON STOCKS		$ 2,770,399
	Maturity
	Amount
REPURCHASE AGREEMENTS - 3.11%	(000's)	Value (000's)
Banks - 3.11%
Investment in Joint Trading Account; Bank of	$ 25,478	$ 25,477
America Repurchase Agreement; 0.22%
dated 10/29/10 maturing 11/01/10
(collateralized by Sovereign Agency Issues;
$25,986,777; 0.00% - 5.25%; dated 05/01/13
- 04/15/42)
Investment in Joint Trading Account; Credit Suisse	24,596	24,596
Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
US Treasury Note; $25,087,394; 1.13%;
dated 01/15/12)
Investment in Joint Trading Account; Deutsche	23,366	23,365
Bank Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $23,833,023;
0.38% - 3.75%; dated 12/06/10 - 01/29/15)
Investment in Joint Trading Account; Morgan	15,987	15,987
Stanley Repurchase Agreement; 0.20% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $16,306,805;
1.88% - 6.13%; dated 01/09/12 - 02/21/13)
		$ 89,425
TOTAL REPURCHASE AGREEMENTS		$ 89,425
Total Investments		$ 2,859,824
Other Assets in Excess of Liabilities, Net - 0.63%		$ 18,173
TOTAL NET ASSETS - 100.00%		$ 2,877,997

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 504,338
Unrealized Depreciation		(55,801)
Net Unrealized Appreciation (Depreciation)		$ 448,537
Cost for federal income tax purposes		$ 2,411,287
All dollar amounts are shown in thousands (000's)

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
S&P 500 eMini; December 2010	Long	1,835	$ 104,067	$ 108,237	$ 4,170
$ 4,170

All dollar amounts are shown in thousands (000's)

See accompanying notes

329

Schedule of Investments
LargeCap Growth Fund II
October 31, 2010

COMMON STOCKS - 96.76%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.07%			Chemicals (continued)
Interpublic Group of Cos Inc (a)	38,772 $	401	Airgas Inc	6,751 $	479
Omnicom Group Inc	13,410	590	Albemarle Corp	7,288	365
	$ 991		Ashland Inc	500	26
Aerospace & Defense - 0.99%			Celanese Corp	12,862	459
Alliant Techsystems Inc (a)	2,376	181	CF Industries Holdings Inc	4,082	500
Boeing Co/The	28,753	2,031	Eastman Chemical Co	1,166	92
Goodrich Corp	2,916	240	Ecolab Inc	11,267	556
Lockheed Martin Corp	13,119	935	EI du Pont de Nemours & Co	133,908	6,331
Rockwell Collins Inc	110,418	6,681	FMC Corp	3,790	277
United Technologies Corp	47,145	3,525	International Flavors & Fragrances Inc	6,102	306
	$ 13,593		Lubrizol Corp	3,639	373
Agriculture - 0.47%			Monsanto Co	26,003	1,545
Altria Group Inc	56,783	1,443	Mosaic Co/The	7,517	550
Philip Morris International Inc	85,927	5,027	PPG Industries Inc	100,933	7,741
	$ 6,470		Praxair Inc	16,322	1,491
Airlines - 0.10%			RPM International Inc	5,560	115
Copa Holdings SA	1,458	74	Sherwin-Williams Co/The	4,373	319
Delta Air Lines Inc (a)	42,270	587	Sigma-Aldrich Corp	59,336	3,763
Southwest Airlines Co	7,872	108		$ 26,132
United Continental Holdings Inc (a)	21,819	634	Coal - 0.04%
			Alpha Natural Resources Inc (a)	1,167	53
	$ 1,403
Apparel - 1.34%			Arch Coal Inc	9,037	222
Coach Inc	16,326	816	Walter Energy Inc	3,207	282
Hanesbrands Inc (a)	7,781	193		$ 557
Nike Inc	208,151	16,952	Commercial Services - 1.48%
Polo Ralph Lauren Corp	4,258	413	Apollo Group Inc (a)	10,203	382
	$ 18,374		Automatic Data Processing Inc	23,523	1,045
			Career Education Corp (a)	5,248	92
Automobile Manufacturers - 0.58%
Ford Motor Co (a)	473,072	6,684	DeVry Inc	5,111	245
Navistar International Corp (a)	5,538	267	Emergency Medical Services Corp (a)	2,332	127
Oshkosh Corp (a)	6,996	206	FTI Consulting Inc (a)	2,916	103
			Gartner Inc (a)	5,910	187
PACCAR Inc	16,006	821
	$ 7,978		Global Payments Inc	6,602	257
			H&R Block Inc	10,787	127
Automobile Parts & Equipment - 0.77%			Hillenbrand Inc	4,955	107
Autoliv Inc	2,332	166
BorgWarner Inc (a)	155,684	8,735	Iron Mountain Inc	14,181	309
			ITT Educational Services Inc (a)	2,911	188
Johnson Controls Inc	34,107	1,198	KAR Auction Services Inc (a)	1,430	18
Lear Corp (a)	1,083	96
TRW Automotive Holdings Corp (a)	4,081	187	Lender Processing Services Inc	7,849	226
WABCO Holdings Inc (a)	4,658	216	Mastercard Inc	31,205	7,492
	$ 10,598		Moody's Corp	15,412	417
			Paychex Inc	15,351	425
Banks - 1.22%			Pharmaceutical Product Development Inc	8,185	211
Bank of Hawaii Corp	1,212	52	RR Donnelley & Sons Co	875	16
Goldman Sachs Group Inc/The	18,435	2,967	SEI Investments Co	9,948	220
JP Morgan Chase & Co	349,604	13,156	Strayer Education Inc	1,080	151
Morgan Stanley	23,403	582	Verisk Analytics Inc (a)	8,355	249
	$ 16,757		Visa Inc	89,243	6,977
Beverages - 5.13%			Weight Watchers International Inc	2,623	88
Coca-Cola Co/The	683,573	41,917	Western Union Co/The	37,955	668
Dr Pepper Snapple Group Inc	5,830	213		$ 20,327
PepsiCo Inc	433,414	28,302
	$ 70,432		Computers - 8.89%
			Accenture PLC - Class A	376,473	16,832
Biotechnology - 1.03%			Apple Inc (a)	191,491	57,613
Alexion Pharmaceuticals Inc (a)	19,735	1,348	Cognizant Technology Solutions Corp (a)	14,003	913
Amgen Inc (a)	58,599	3,351	Dell Inc (a)	96,345	1,385
Celgene Corp (a)	21,661	1,344
Genzyme Corp (a)	9,621	694	Diebold Inc	1,167	36
			DST Systems Inc	2,750	119
Gilead Sciences Inc (a)	146,217	5,801	EMC Corp/Massachusetts (a)	593,783	12,476
Illumina Inc (a)	9,450	513
Life Technologies Corp (a)	10,164	510	Hewlett-Packard Co	135,397	5,695
			IBM Corp	122,398	17,577
Myriad Genetics Inc (a)	7,907	158	IHS Inc (a)	3,916	283
Vertex Pharmaceuticals Inc (a)	9,260	355	MICROS Systems Inc (a)	6,315	287
	$ 14,074		NCR Corp (a)	13,028	179
Building Materials - 0.03%			NetApp Inc (a)	133,374	7,102
Lennox International Inc	3,799	156	SanDisk Corp (a)	13,053	490
Masco Corp	8,701	93	Seagate Technology PLC (a)	24,868	364
Owens Corning Inc (a)	4,955	134	Teradata Corp (a)	11,563	455
	$ 383		Western Digital Corp (a)	4,082	131
Chemicals - 1.90%				$ 121,937
Air Products & Chemicals Inc	9,928	844

See accompanying notes

330

Schedule of Investments
LargeCap Growth Fund II
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Consumer Products - 0.18%			Entertainment - 0.01%
Avery Dennison Corp	584 $	21	Bally Technologies Inc (a)	4,466 $	161
Church & Dwight Co Inc	5,498	362
Clorox Co	7,288	485	Environmental Control - 0.04%
Kimberly-Clark Corp	18,069	1,145	Nalco Holding Co	11,347	320
Scotts Miracle-Gro Co/The	3,667	196	Republic Services Inc	7,857	234
Tupperware Brands Corp	4,955	222		$ 554
	$ 2,431		Food - 2.20%
Cosmetics & Personal Care - 2.72%			Campbell Soup Co	8,745	317
Avon Products Inc	20,341	619	ConAgra Foods Inc	3,498	79
Colgate-Palmolive Co	114,325	8,817	General Mills Inc	134,486	5,049
Estee Lauder Cos Inc/The	60,041	4,273	Hershey Co/The	72,350	3,580
Procter & Gamble Co	370,885	23,577	HJ Heinz Co	10,194	501
	$ 37,286		Kellogg Co	185,334	9,315
Distribution & Wholesale - 0.07%			Kraft Foods Inc	318,300	10,271
Fossil Inc (a)	4,081	241	McCormick & Co Inc/MD	5,197	230
LKQ Corp (a)	11,081	241	Sysco Corp	28,108	828
WESCO International Inc (a)	1,852	79		$ 30,170
WW Grainger Inc	3,207	398	Forest Products & Paper - 0.05%
	$ 959		International Paper Co	18,657	472
Diversified Financial Services - 1.82%			Plum Creek Timber Co Inc	4,773	176
American Express Co	376,220	15,598	Rayonier Inc	1,848	96
Ameriprise Financial Inc	4,081	211		$ 744
BlackRock Inc	18,364	3,140	Hand & Machine Tools - 0.01%
Charles Schwab Corp/The	184,791	2,846	Regal-Beloit Corp	2,623	151
Eaton Vance Corp	9,576	275
Federated Investors Inc	4,665	116	Healthcare - Products - 3.45%
Franklin Resources Inc	7,871	903	Alcon Inc	3,789	635
IntercontinentalExchange Inc (a)	4,081	469	Baxter International Inc	23,231	1,182
Invesco Ltd	10,257	236	Becton Dickinson and Co	12,765	964
NASDAQ OMX Group Inc/The (a)	1,167	25	Bruker BioSciences Corp (a)	66,743	1,000
NYSE Euronext	4,559	140	CareFusion Corp (a)	3,206	77
T Rowe Price Group Inc	14,331	792	Covidien PLC	168,644	6,724
Waddell & Reed Financial Inc	7,070	205	CR Bard Inc	4,956	412
	$ 24,956		DENTSPLY International Inc	12,201	383
Electric - 0.03%			Edwards Lifesciences Corp (a)	34,775	2,223
Calpine Corp (a)	12,826	160	Gen-Probe Inc (a)	37,424	1,813
ITC Holdings Corp	3,499	219	Hill-Rom Holdings Inc	4,081	158
	$ 379		Hospira Inc (a)	8,634	514
			IDEXX Laboratories Inc (a)	4,664	280
Electrical Components & Equipment - 1.50%
AMETEK Inc	8,252	446	Intuitive Surgical Inc (a)	10,523	2,767
Emerson Electric Co	365,142	20,046	Johnson & Johnson	21,865	1,392
Hubbell Inc	2,040	110	Kinetic Concepts Inc (a)	292	11
	$ 20,602		Masimo Corp	43,840	1,323
Electronics - 0.60%			Medtronic Inc	45,186	1,591
Agilent Technologies Inc (a)	16,341	569	Patterson Cos Inc	8,256	228
			ResMed Inc (a)	12,263	391
Amphenol Corp	8,158	409	St Jude Medical Inc (a)	15,280	585
AVX Corp	897	13
FLIR Systems Inc (a)	12,401	345	Stryker Corp	396,017	19,599
			Thoratec Corp (a)	4,664	152
Garmin Ltd	584	19	Varian Medical Systems Inc (a)	6,705	424
Gentex Corp	11,270	225	Zimmer Holdings Inc (a)	51,491	2,443
Jabil Circuit Inc	207,415	3,182
Mettler-Toledo International Inc (a)	2,611	341		$ 47,271
PerkinElmer Inc	2,108	49	Healthcare - Services - 0.22%
Thermo Fisher Scientific Inc (a)	49,110	2,525	Aetna Inc	26,223	783
Thomas & Betts Corp (a)	584	25	Community Health Systems Inc (a)	3,815	115
Waters Corp (a)	7,307	542	Covance Inc (a)	5,085	239
	$ 8,244		DaVita Inc (a)	5,684	408
Energy - Alternate Sources - 0.03%			Health Management Associates Inc (a)	20,259	162
First Solar Inc (a)	2,591	357	Laboratory Corp of America Holdings (a)	5,827	474
			Lincare Holdings Inc	6,855	180
Engineering & Contruction - 1.15%			Quest Diagnostics Inc	10,143	498
Aecom Technology Corp (a)	2,333	62	Tenet Healthcare Corp (a)	26,769	117
Chicago Bridge & Iron Co NV (a)	3,206	81		$ 2,976
Fluor Corp	313,974	15,130	Home Builders - 0.02%
Jacobs Engineering Group Inc (a)	5,831	225	NVR Inc (a)	472	296
McDermott International Inc (a)	14,577	225
Shaw Group Inc/The (a)	3,928	120	Home Furnishings - 0.19%
			Tempur-Pedic International Inc (a)	5,830	201
	$ 15,843
			Whirlpool Corp	31,232	2,368
				$ 2,569

See accompanying notes

331

Schedule of Investments
LargeCap Growth Fund II
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Housewares - 0.01%			Metal Fabrication & Hardware - 0.08%
Toro Co	2,749 $	156	Precision Castparts Corp	6,648 $	908
			Timken Co	4,955	205
Insurance - 0.92%				$ 1,113
ACE Ltd	4,081	243	Mining - 0.91%
Aflac Inc	135,866	7,594	Freeport-McMoRan Copper & Gold Inc	86,741	8,212
Aon Corp	4,788	190	Newmont Mining Corp	67,210	4,091
Arthur J Gallagher & Co	2,041	58	Titanium Metals Corp (a)	6,704	132
Axis Capital Holdings Ltd	3,066	104		$ 12,435
Brown & Brown Inc	4,665	104	Miscellaneous Manufacturing - 3.62%
Chubb Corp	22,549	1,308	3M Co	181,490	15,286
Endurance Specialty Holdings Ltd	292	12	Carlisle Cos Inc	292	10
Erie Indemnity Co	1,690	97	Cooper Industries PLC	9,037	474
Marsh & McLennan Cos Inc	26,232	655	Danaher Corp	26,528	1,150
MetLife Inc	10,729	433	Donaldson Co Inc	5,981	291
Travelers Cos Inc/The	33,546	1,851	Dover Corp	9,329	495
Validus Holdings Ltd	1,159	33	Eaton Corp	89,764	7,974
	$ 12,682		General Electric Co	136,922	2,194
Internet - 4.72%			Honeywell International Inc	164,360	7,743
Akamai Technologies Inc (a)	63,627	3,288	Illinois Tool Works Inc	180,990	8,271
Amazon.com Inc (a)	18,477	3,051	Pall Corp	9,658	412
eBay Inc (a)	23,882	712	Parker Hannifin Corp	3,498	268
Expedia Inc	6,705	194	Pentair Inc	3,979	130
F5 Networks Inc (a)	38,289	4,507	Textron Inc	230,569	4,800
Google Inc (a)	73,292	44,927	Tyco International Ltd	5,830	223
McAfee Inc (a)	7,297	345		$ 49,721
NetFlix Inc (a)	9,436	1,637
			Office & Business Equipment - 0.02%
Priceline.com Inc (a)	2,409	908	Pitney Bowes Inc	11,660	256
Symantec Corp (a)	264,022	4,272
VeriSign Inc (a)	14,577	507
			Oil & Gas - 5.87%
Yahoo! Inc (a)	27,403	452	Atlas Energy Inc (a)	4,443	129
	$ 64,800		Atwood Oceanics Inc (a)	875	28
Iron & Steel - 0.27%			Chevron Corp	5,830	482
Cliffs Natural Resources Inc	56,123	3,659	Cimarex Energy Co	40,164	3,083
			Concho Resources Inc/Midland TX (a)	7,101	488
Leisure Products & Services - 0.81%			ConocoPhillips	91,960	5,462
Carnival Corp	244,300	10,547	EOG Resources Inc	29,328	2,807
Harley-Davidson Inc	18,266	560	EQT Corp	11,814	442
	$ 11,107		Exxon Mobil Corp	595,695	39,596
Lodging - 0.58%			Holly Corp	2,438	80
Las Vegas Sands Corp (a)	14,867	682	Marathon Oil Corp	14,867	529
Marriott International Inc/DE	14,663	543	Murphy Oil Corp	1,749	114
Starwood Hotels & Resorts Worldwide Inc	123,648	6,695	Nabors Industries Ltd (a)	9,037	189
	$ 7,920		Occidental Petroleum Corp	311,344	24,481
Machinery - Construction & Mining - 0.66%			Pride International Inc (a)	6,657	202
Bucyrus International Inc	30,726	2,094	Rowan Cos Inc (a)	1,657	54
Caterpillar Inc	84,077	6,608	SM Energy Co	3,498	146
Joy Global Inc	5,660	402	Southwestern Energy Co (a)	67,876	2,298
	$ 9,104			$ 80,610
Machinery - Diversified - 1.22%			Oil & Gas Services - 3.87%
Babcock & Wilcox Co (a)	7,381	168	Baker Hughes Inc	9,120	423
Cummins Inc	11,086	977	Cameron International Corp (a)	287,442	12,575
Deere & Co	93,493	7,181	Dresser-Rand Group Inc (a)	5,780	198
Gardner Denver Inc	3,789	219	FMC Technologies Inc (a)	5,887	425
IDEX Corp	3,912	141	Halliburton Co	183,806	5,856
Rockwell Automation Inc	129,727	8,091	Schlumberger Ltd	474,639	33,172
	$ 16,777		Weatherford International Ltd (a)	23,613	397
Media - 1.92%				$ 53,046
CBS Corp	6,413	109	Packaging & Containers - 0.05%
DIRECTV (a)	47,809	2,078	Ball Corp	1,458	94
Discovery Communications Inc - A Shares (a)	9,620	429	Crown Holdings Inc (a)	13,140	423
Factset Research Systems Inc	3,789	333	Owens-Illinois Inc (a)	4,082	114
John Wiley & Sons Inc	3,395	147		$ 631
McGraw-Hill Cos Inc/The	11,698	440	Pharmaceuticals - 7.54%
News Corp - Class A	37,897	548	Abbott Laboratories	649,615	33,337
Scripps Networks Interactive	86,312	4,392	Allergan Inc/United States	361,150	26,150
Time Warner Inc	11,077	360	AmerisourceBergen Corp	13,430	441
Viacom Inc	9,328	360	Cardinal Health Inc	9,911	344
Walt Disney Co/The	474,951	17,150	Eli Lilly & Co	12,536	441
	$ 26,346		Express Scripts Inc (a)	212,596	10,316
			Herbalife Ltd	5,056	323

See accompanying notes

332

Schedule of Investments LargeCap Growth Fund II

October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Pharmaceuticals (continued)			Retail (continued)
McKesson Corp	6,122 $	404	Yum! Brands Inc	24,686 $	1,223
Mead Johnson Nutrition Co	22,554	1,327		$ 143,960
Medco Health Solutions Inc (a)	79,398	4,171	Savings & Loans - 0.00%
Merck & Co Inc	592,396	21,492	Hudson City Bancorp Inc	3,207	37
Novo Nordisk A/S ADR	24,895	2,609
Omnicare Inc	875	21	Semiconductors - 2.98%
Perrigo Co	23,908	1,575	Advanced Micro Devices Inc (a)	18,075	132
SXC Health Solutions Corp (a)	4,952	193	Altera Corp	13,993	437
VCA Antech Inc (a)	6,759	140	Analog Devices Inc	16,356	551
Warner Chilcott PLC	7,279	175	Applied Materials Inc	75,795	937
	$ 103,459		Atmel Corp (a)	32,650	289
Pipelines - 0.04%			Avago Technologies Ltd	8,584	212
El Paso Corp	10,045	133	Broadcom Corp	461,662	18,808
Williams Cos Inc	18,948	408	Cree Inc (a)	14,812	760
	$ 541		Intel Corp	220,074	4,417
Real Estate - 0.05%			Lam Research Corp (a)	9,816	449
CB Richard Ellis Group Inc (a)	22,117	406	Linear Technology Corp	203,481	6,558
Jones Lang LaSalle Inc	3,206	250	Marvell Technology Group Ltd (a)	30,609	591
	$ 656		Microchip Technology Inc	35,052	1,128
REITS - 0.21%			National Semiconductor Corp	18,861	258
Apartment Investment & Management Co	4,664	109	Novellus Systems Inc (a)	6,610	193
Digital Realty Trust Inc	6,251	373	ON Semiconductor Corp (a)	34,533	265
Equity Residential	1,457	71	QLogic Corp (a)	9,910	174
Essex Property Trust Inc	874	99	Rambus Inc (a)	8,162	161
Federal Realty Investment Trust	2,915	239	Skyworks Solutions Inc (a)	13,992	321
Public Storage Inc	6,997	694	Teradyne Inc (a)	14,219	160
Simon Property Group Inc	10,786	1,036	Texas Instruments Inc	122,765	3,630
Ventas Inc	3,498	187	Xilinx Inc	15,426	414
Vornado Realty Trust	1,166	102		$ 40,845
	$ 2,910		Software - 4.79%
Retail - 10.49%			Activision Blizzard Inc	10,905	125
Advance Auto Parts Inc	7,215	469	Adobe Systems Inc (a)	24,961	703
Aeropostale Inc (a)	7,726	188	Allscripts Healthcare Solutions Inc (a)	10,399	199
American Eagle Outfitters Inc	146,708	2,349	Autodesk Inc (a)	12,655	458
AutoZone Inc (a)	2,159	513	BMC Software Inc (a)	10,004	455
Bed Bath & Beyond Inc (a)	14,306	628	Broadridge Financial Solutions Inc	7,155	157
Best Buy Co Inc	18,469	794	CA Inc	24,921	578
Big Lots Inc (a)	6,413	201	Cerner Corp (a)	5,538	486
Brinker International Inc	8,390	156	Citrix Systems Inc (a)	42,576	2,728
Chipotle Mexican Grill Inc (a)	14,464	3,040	CommVault Systems Inc (a)	31,448	910
Copart Inc (a)	5,842	198	Compuware Corp (a)	9,911	99
Costco Wholesale Corp	453,169	28,445	Dun & Bradstreet Corp	4,143	308
Darden Restaurants Inc	11,053	505	Electronic Arts Inc (a)	208,544	3,305
Dick's Sporting Goods Inc (a)	7,055	203	Emdeon Inc (a)	1,699	23
Dollar Tree Inc (a)	10,058	516	Intuit Inc (a)	110,657	5,312
Family Dollar Stores Inc	10,787	498	Microsoft Corp	654,019	17,423
Gap Inc/The	21,865	416	MSCI Inc (a)	8,908	319
Guess? Inc	4,794	187	Oracle Corp	843,956	24,813
Home Depot Inc	358,116	11,059	Quest Software Inc (a)	62,816	1,644
J Crew Group Inc (a)	4,372	140	Red Hat Inc (a)	10,311	436
Kohl's Corp (a)	108,204	5,540	Salesforce.com Inc (a)	20,800	2,414
Lowe's Cos Inc	51,424	1,097	VMware Inc (a)	37,498	2,867
Ltd Brands Inc	171,793	5,049		$ 65,762
Macy's Inc	3,206	76	Telecommunications - 4.59%
McDonald's Corp	410,154	31,899	Amdocs Ltd (a)	4,664	143
Nordstrom Inc	13,551	522	American Tower Corp (a)	18,868	974
OfficeMax Inc (a)	126,960	2,247	Atheros Communications Inc (a)	5,426	168
Panera Bread Co (a)	2,259	202	Cisco Systems Inc (a)	705,509	16,107
PetSmart Inc	9,329	349	Corning Inc	15,451	283
Ross Stores Inc	9,494	560	Crown Castle International Corp (a)	179,308	7,731
Staples Inc	39,341	805	Frontier Communications Corp	29,773	261
Starbucks Corp	40,362	1,150	Harris Corp	10,203	461
Target Corp	174,568	9,067	JDS Uniphase Corp (a)	16,741	176
Tiffany & Co	9,323	494	Juniper Networks Inc (a)	180,239	5,838
TJX Cos Inc	334,529	15,351	MetroPCS Communications Inc (a)	9,620	100
Tractor Supply Co	5,830	231	NeuStar Inc (a)	5,936	153
Urban Outfitters Inc (a)	9,621	296	NII Holdings Inc (a)	10,494	439
Walgreen Co	49,120	1,664	Qualcomm Inc	615,172	27,763
Wal-Mart Stores Inc	229,174	12,414	SBA Communications Corp (a)	41,627	1,635
Williams-Sonoma Inc	99,456	3,219	Tellabs Inc	39,758	271
			tw telecom inc (a)	12,248	225

See accompanying notes

333

Schedule of Investments LargeCap Growth Fund II

October 31, 2010

			Portfolio Summary (unaudited)
			Sector	Percent
COMMON STOCKS (continued)		Shares Held Value (000's)	Consumer, Non-cyclical	24 .42%
Telecommunications (continued)			Technology	16 .68%
Windstream Corp	16,885 $	214	Consumer, Cyclical	15 .03%
		$ 62,942	Industrial	12 .10%
Toys, Games & Hobbies - 0.06%			Communications	11 .30%
Hasbro Inc	10,203	472	Energy	9 .85%
Mattel Inc	16,617	388	Financial	5 .75%
		$ 860	Basic Materials	3 .13%
Transportation - 2.15%			Utilities	0 .03%
CH Robinson Worldwide Inc	8,074	569	Other Assets in Excess of Liabilities, Net	1 .71%
Expeditors International of Washington Inc	10,116	499	TOTAL NET ASSETS	100.00%
FedEx Corp	9,460	830
Frontline Ltd/Bermuda	3,498	101
JB Hunt Transport Services Inc	7,372	265
Union Pacific Corp	47,423	4,158
United Parcel Service Inc	340,286	22,915
UTI Worldwide Inc	6,704	129
		$ 29,466
TOTAL COMMON STOCKS		$ 1,327,756
	Maturity
	Amount
REPURCHASE AGREEMENTS - 1.53%	(000's)	Value (000's)
Banks - 1.53%
Investment in Joint Trading Account; Bank of	$ 5,969	$ 5,969
America Repurchase Agreement; 0.22%
dated 10/29/10 maturing 11/01/10
(collateralized by Sovereign Agency Issues;
$6,088,543; 0.00% - 5.25%; dated 05/01/13 -
04/15/42)
Investment in Joint Trading Account; Credit Suisse	5,763	5,763
Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
US Treasury Note; $5,877,822; 1.13%; dated
01/15/12)
Investment in Joint Trading Account; Deutsche	5,475	5,474
Bank Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $5,583,931; 0.38%
- 3.75%; dated 12/06/10 - 01/29/15)
Investment in Joint Trading Account; Morgan	3,746	3,746
Stanley Repurchase Agreement; 0.20% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $3,820,584; 1.88%
- 6.13%; dated 01/09/12 - 02/21/13)
		$ 20,952
TOTAL REPURCHASE AGREEMENTS		$ 20,952
Total Investments		$ 1,348,708
Other Assets in Excess of Liabilities, Net - 1.71%		$ 23,435
TOTAL NET ASSETS - 100.00%		$ 1,372,143

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 186,210
Unrealized Depreciation	(16,626)
Net Unrealized Appreciation (Depreciation)	$ 169,584
Cost for federal income tax purposes	$ 1,179,124
All dollar amounts are shown in thousands (000's)

See accompanying notes

334

Schedule of Investments
LargeCap Growth Fund II
October 31, 2010

Foreign Currency Contracts

Foreign Currency Sale							Net Unrealized
Contracts	Counterparty		Delivery Date Contracts to Deliver In Exchange For			Value	Appreciation/(Depreciation)
Danish Kroner	UBS Securities		11/30/2010	8,803,421 $	1,638 $	1,643	$ (5)

All dollar amounts are shown in thousands (000's)

Futures Contracts

							Unrealized
Type		Long/Short	Contracts	Notional Value	Current Market Value		Appreciation/(Depreciation)
S&P 500 eMini; December 2010		Long	754 $	43,762 $	44,475		$ 713
							$ 713
All dollar amounts are shown in thousands (000's)

See accompanying notes

335

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2010

COMMON STOCKS - 97.91%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.17%			Beverages (continued)
Interpublic Group of Cos Inc (a)	102,503 $	1,061	PepsiCo Inc	333,610 $	21,785
Omnicom Group Inc	63,193	2,778		$ 58,603
	$ 3,839		Biotechnology - 1.46%
Aerospace & Defense - 2.12%			Amgen Inc (a)	200,987	11,494
Boeing Co/The	153,429	10,838	Biogen Idec Inc (a)	50,728	3,181
General Dynamics Corp	79,762	5,433	Celgene Corp (a)	98,478	6,113
Goodrich Corp	26,271	2,156	Genzyme Corp (a)	53,439	3,855
L-3 Communications Holdings Inc	24,004	1,733	Gilead Sciences Inc (a)	175,857	6,976
Lockheed Martin Corp	62,331	4,443	Life Technologies Corp (a)	38,442	1,929
Northrop Grumman Corp	61,696	3,900		$ 33,548
Raytheon Co	78,449	3,615	Building Materials - 0.04%
Rockwell Collins Inc	32,964	1,995	Masco Corp	75,176	801
United Technologies Corp	194,821	14,567
	$ 48,680		Chemicals - 2.05%
Agriculture - 1.87%			Air Products & Chemicals Inc	44,567	3,787
Altria Group Inc	436,997	11,109	Airgas Inc	15,614	1,108
Archer-Daniels-Midland Co	134,063	4,467	CF Industries Holdings Inc	14,906	1,826
Lorillard Inc	31,815	2,715	Dow Chemical Co/The	243,216	7,498
Philip Morris International Inc	384,343	22,484	Eastman Chemical Co	15,149	1,190
Reynolds American Inc	35,456	2,301	Ecolab Inc	48,923	2,413
	$ 43,076		EI du Pont de Nemours & Co	190,090	8,987
Airlines - 0.09%			FMC Corp	15,200	1,111
Southwest Airlines Co	156,420	2,152	International Flavors & Fragrances Inc	16,746	840
			Monsanto Co	113,329	6,734
Apparel - 0.55%			PPG Industries Inc	34,631	2,656
Coach Inc	62,364	3,118	Praxair Inc	64,180	5,862
Nike Inc	81,029	6,599	Sherwin-Williams Co/The	18,935	1,382
Polo Ralph Lauren Corp	13,670	1,325	Sigma-Aldrich Corp	25,442	1,614
VF Corp	18,120	1,508		$ 47,008
	$ 12,550		Coal - 0.24%
Automobile Manufacturers - 0.61%			Consol Energy Inc	47,348	1,740
Ford Motor Co (a)	721,208	10,191	Massey Energy Co	21,411	901
PACCAR Inc	76,440	3,918	Peabody Energy Corp	56,444	2,986
	$ 14,109			$ 5,627
Automobile Parts & Equipment - 0.24%			Commercial Services - 1.38%
Goodyear Tire & Rubber Co/The (a)	50,942	521	Apollo Group Inc (a)	26,606	997
Johnson Controls Inc	141,190	4,958	Automatic Data Processing Inc	103,174	4,583
	$ 5,479		DeVry Inc	13,202	632
Banks - 7.84%			Equifax Inc	26,216	868
Bank of America Corp	2,104,047	24,070	H&R Block Inc	64,693	763
Bank of New York Mellon Corp/The	254,578	6,380	Iron Mountain Inc	42,256	921
BB&T Corp	145,308	3,402	Mastercard Inc	20,305	4,874
Capital One Financial Corp	95,783	3,570	Monster Worldwide Inc (a)	27,222	492
Citigroup Inc (a)	5,338,433	22,261	Moody's Corp	42,745	1,157
Comerica Inc	36,973	1,323	Paychex Inc	67,459	1,868
Fifth Third Bancorp	166,984	2,097	Quanta Services Inc (a)	44,241	870
First Horizon National Corp (a)	48,780	492	Robert Half International Inc	30,949	839
Goldman Sachs Group Inc/The	108,122	17,402	RR Donnelley & Sons Co	43,260	798
Huntington Bancshares Inc/OH	150,322	852	SAIC Inc (a)	61,573	957
JP Morgan Chase & Co	831,484	31,289	Total System Services Inc	34,773	543
KeyCorp	184,591	1,512	Visa Inc	104,210	8,146
M&T Bank Corp	17,985	1,344	Western Union Co/The	138,424	2,436
Marshall & Ilsley Corp	110,639	654		$ 31,744
Morgan Stanley	292,937	7,285	Computers - 6.30%
Northern Trust Corp	50,766	2,520	Apple Inc (a),(b)	191,569	57,637
PNC Financial Services Group Inc	110,174	5,938	Cognizant Technology Solutions Corp (a)	63,095	4,113
Regions Financial Corp	263,364	1,659	Computer Sciences Corp	32,374	1,588
State Street Corp	105,237	4,395	Dell Inc (a)	354,781	5,102
SunTrust Banks Inc	104,833	2,623	EMC Corp/Massachusetts (a)	430,612	9,047
US Bancorp	402,022	9,721	Hewlett-Packard Co	475,534	20,001
Wells Fargo & Co	1,097,423	28,621	IBM Corp	264,483	37,980
Zions Bancorporation	36,349	751	Lexmark International Inc (a)	16,466	626
	$ 180,161		NetApp Inc (a)	74,878	3,987
			SanDisk Corp (a)	48,874	1,837
Beverages - 2.55%
Brown-Forman Corp	21,763	1,323	Teradata Corp (a)	35,082	1,381
Coca-Cola Co/The	484,282	29,696	Western Digital Corp (a)	48,087	1,540
Coca-Cola Enterprises Inc	69,559	1,670		$ 144,839
Constellation Brands Inc (a)	37,155	733	Consumer Products - 0.43%
Dr Pepper Snapple Group Inc	50,088	1,831	Avery Dennison Corp	23,048	838
Molson Coors Brewing Co	33,140	1,565	Clorox Co	29,134	1,939

See accompanying notes

336

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Consumer Products (continued)			Electronics (continued)
Fortune Brands Inc	31,949 $	1,727	FLIR Systems Inc (a)	33,156 $	923
Kimberly-Clark Corp	85,831	5,436	Jabil Circuit Inc	41,041	629
	$ 9,940		PerkinElmer Inc	24,725	580
Cosmetics & Personal Care - 2.18%			Thermo Fisher Scientific Inc (a)	85,436	4,393
Avon Products Inc	89,949	2,739	Waters Corp (a)	19,300	1,431
Colgate-Palmolive Co	101,912	7,859		$ 12,310
Estee Lauder Cos Inc/The	23,940	1,704	Energy - Alternate Sources - 0.07%
Procter & Gamble Co	595,213	37,838	First Solar Inc (a)	11,302	1,556
	$ 50,140
Distribution & Wholesale - 0.21%			Engineering & Contruction - 0.12%
Fastenal Co	30,916	1,592	Fluor Corp	37,486	1,806
Genuine Parts Co	33,051	1,582	Jacobs Engineering Group Inc (a)	26,365	1,018
WW Grainger Inc	12,499	1,550		$ 2,824
	$ 4,724		Entertainment - 0.04%
Diversified Financial Services - 1.64%			International Game Technology	62,510	975
American Express Co	219,507	9,101
Ameriprise Financial Inc	52,644	2,721	Environmental Control - 0.29%
Charles Schwab Corp/The	207,788	3,200	Republic Services Inc	64,250	1,916
CME Group Inc	14,095	4,083	Stericycle Inc (a)	17,887	1,283
Discover Financial Services	114,081	2,013	Waste Management Inc	100,116	3,576
E*Trade Financial Corp (a)	41,656	596		$ 6,775
Federated Investors Inc	19,234	479	Food - 1.96%
Franklin Resources Inc	30,723	3,524	Campbell Soup Co	40,583	1,471
IntercontinentalExchange Inc (a)	15,527	1,784	ConAgra Foods Inc	92,195	2,073
Invesco Ltd	98,164	2,258	Dean Foods Co (a)	38,187	397
Janus Capital Group Inc	38,511	407	General Mills Inc	134,669	5,056
Legg Mason Inc	32,391	1,005	Hershey Co/The	32,385	1,603
NASDAQ OMX Group Inc/The (a)	30,180	634	HJ Heinz Co	66,753	3,278
NYSE Euronext	54,641	1,674	Hormel Foods Corp	14,523	667
SLM Corp (a)	101,850	1,212	JM Smucker Co/The	25,060	1,611
T Rowe Price Group Inc	53,755	2,971	Kellogg Co	54,658	2,747
	$ 37,662		Kraft Foods Inc	365,720	11,802
Electric - 3.17%			Kroger Co/The	134,639	2,962
AES Corp/The (a)	139,860	1,670	McCormick & Co Inc/MD	27,940	1,236
Allegheny Energy Inc	35,567	825	Safeway Inc	80,019	1,832
Ameren Corp	50,164	1,454	Sara Lee Corp	138,865	1,990
American Electric Power Co Inc	100,535	3,764	SUPERVALU Inc	44,486	480
CMS Energy Corp	48,267	887	Sysco Corp	123,379	3,635
Consolidated Edison Inc	59,266	2,947	Tyson Foods Inc	62,528	972
Constellation Energy Group Inc	42,350	1,281	Whole Foods Market Inc	30,640	1,218
Dominion Resources Inc/VA	123,538	5,369		$ 45,030
DTE Energy Co	35,395	1,655	Forest Products & Paper - 0.27%
Duke Energy Corp	276,525	5,036	International Paper Co	91,642	2,317
Edison International	68,321	2,521	MeadWestvaco Corp	35,817	921
Entergy Corp	39,175	2,920	Plum Creek Timber Co Inc	33,887	1,248
Exelon Corp	138,607	5,658	Weyerhaeuser Co	112,315	1,822
FirstEnergy Corp	63,923	2,322		$ 6,308
Integrys Energy Group Inc	16,195	861	Gas - 0.25%
NextEra Energy Inc	87,200	4,799	CenterPoint Energy Inc	88,432	1,464
Northeast Utilities	36,939	1,155	Nicor Inc	9,543	455
NRG Energy Inc (a)	53,092	1,057	NiSource Inc	58,289	1,009
Pepco Holdings Inc	46,949	904	Sempra Energy	51,974	2,780
PG&E Corp	81,938	3,918		$ 5,708
Pinnacle West Capital Corp	22,782	938	Hand & Machine Tools - 0.12%
PPL Corp	101,224	2,723	Snap-On Inc	12,183	621
Progress Energy Inc	61,353	2,761	Stanley Black & Decker Inc	34,740	2,153
Public Service Enterprise Group Inc	106,097	3,432		$ 2,774
SCANA Corp	23,631	965	Healthcare - Products - 3.26%
Southern Co	174,194	6,597	Baxter International Inc	122,539	6,237
TECO Energy Inc	44,999	792	Becton Dickinson and Co	48,680	3,676
Wisconsin Energy Corp	24,513	1,459	Boston Scientific Corp (a)	318,086	2,029
Xcel Energy Inc	96,384	2,300	CareFusion Corp (a)	46,586	1,125
	$ 72,970		CR Bard Inc	19,637	1,632
Electrical Components & Equipment - 0.40%			DENTSPLY International Inc	29,949	940
Emerson Electric Co	157,776	8,662	Hospira Inc (a)	35,084	2,087
Molex Inc	28,866	586	Intuitive Surgical Inc (a)	8,252	2,170
	$ 9,248		Johnson & Johnson	577,593	36,775
Electronics - 0.54%			Medtronic Inc	226,446	7,973
Agilent Technologies Inc (a)	72,632	2,528	Patterson Cos Inc	20,280	561
Amphenol Corp	36,429	1,826	St Jude Medical Inc (a)	68,655	2,630

See accompanying notes

337

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Healthcare - Products (continued)			Iron & Steel (continued)
Stryker Corp	71,583 $	3,543	Nucor Corp	66,172 $	2,529
Varian Medical Systems Inc (a)	25,505	1,612	United States Steel Corp	30,105	1,288
Zimmer Holdings Inc (a)	42,140	1,999		$ 7,049
	$ 74,989		Leisure Products & Services - 0.24%
Healthcare - Services - 1.12%			Carnival Corp	91,149	3,935
Aetna Inc	87,526	2,613	Harley-Davidson Inc	49,383	1,515
CIGNA Corp	57,076	2,008		$ 5,450
Coventry Health Care Inc (a)	31,117	729	Lodging - 0.31%
DaVita Inc (a)	21,514	1,544	Marriott International Inc/DE	60,103	2,227
Humana Inc (a)	35,487	2,068	Starwood Hotels & Resorts Worldwide Inc	39,868	2,158
Laboratory Corp of America Holdings (a)	21,557	1,753	Wyndham Worldwide Corp	37,459	1,077
Quest Diagnostics Inc	30,843	1,516	Wynn Resorts Ltd	15,798	1,693
Tenet Healthcare Corp (a)	101,749	444		$ 7,155
UnitedHealth Group Inc	235,753	8,499	Machinery - Construction & Mining - 0.45%
WellPoint Inc (a)	83,823	4,555	Caterpillar Inc	132,207	10,391
	$ 25,729
Holding Companies - Diversified - 0.05%			Machinery - Diversified - 0.65%
Leucadia National Corp	41,328	1,051	Cummins Inc	41,685	3,673
			Deere & Co	88,881	6,826
Home Builders - 0.07%			Flowserve Corp	11,730	1,173
DR Horton Inc	58,739	613	Rockwell Automation Inc	29,747	1,855
Lennar Corp	33,352	484	Roper Industries Inc	19,749	1,371
Pulte Group Inc (a)	70,621	555		$ 14,898
	$ 1,652		Media - 2.97%
Home Furnishings - 0.07%			CBS Corp	142,747	2,417
Harman International Industries Inc (a)	14,583	489	Comcast Corp - Class A	588,524	12,112
Whirlpool Corp	15,937	1,209	DIRECTV (a)	181,760	7,899
	$ 1,698		Discovery Communications Inc - A Shares (a)	59,685	2,663
Housewares - 0.05%			Gannett Co Inc	50,027	593
Newell Rubbermaid Inc	66,211	1,169	McGraw-Hill Cos Inc/The	64,817	2,440
			Meredith Corp	7,620	259
Insurance - 3.80%			New York Times Co/The (a)	24,779	190
ACE Ltd	71,061	4,223	News Corp - Class A	478,200	6,915
Aflac Inc	98,728	5,518	Scripps Networks Interactive	18,830	958
Allstate Corp/The	112,830	3,440	Time Warner Cable Inc	74,504	4,311
American International Group Inc (a)	28,335	1,190	Time Warner Inc	235,805	7,666
Aon Corp	68,753	2,733	Viacom Inc	127,526	4,921
Assurant Inc	22,342	883	Walt Disney Co/The	401,064	14,482
Berkshire Hathaway Inc - Class B (a)	362,747	28,860	Washington Post Co/The	1,161	467
Chubb Corp	65,959	3,827		$ 68,293
Cincinnati Financial Corp	34,112	1,004	Metal Fabrication & Hardware - 0.18%
Genworth Financial Inc (a)	102,611	1,164	Precision Castparts Corp	29,828	4,074
Hartford Financial Services Group Inc	93,172	2,234
Lincoln National Corp	66,418	1,626	Mining - 0.86%
Loews Corp	66,655	2,632	Alcoa Inc	214,143	2,812
Marsh & McLennan Cos Inc	113,754	2,842	Freeport-McMoRan Copper & Gold Inc	98,648	9,340
MetLife Inc	190,128	7,668	Newmont Mining Corp	103,249	6,285
Progressive Corp/The	139,998	2,962	Titanium Metals Corp (a)	18,891	371
Prudential Financial Inc	97,927	5,149	Vulcan Materials Co	26,897	982
Torchmark Corp	16,949	971		$ 19,790
Travelers Cos Inc/The	98,554	5,440	Miscellaneous Manufacturing - 3.59%
Unum Group	68,524	1,536	3M Co	149,540	12,594
XL Group PLC	71,718	1,517	Danaher Corp	112,218	4,866
	$ 87,419		Dover Corp	39,142	2,079
Internet - 2.98%			Eastman Kodak Co (a)	56,335	265
Akamai Technologies Inc (a)	38,081	1,968	Eaton Corp	35,187	3,126
Amazon.com Inc (a)	74,185	12,251	General Electric Co	2,241,895	35,915
eBay Inc (a)	242,133	7,218	Honeywell International Inc	161,928	7,628
Expedia Inc	43,549	1,261	Illinois Tool Works Inc	105,584	4,825
Google Inc (a)	52,128	31,954	ITT Corp	38,458	1,815
McAfee Inc (a)	31,889	1,508	Leggett & Platt Inc	30,708	626
Priceline.com Inc (a)	10,146	3,823	Pall Corp	24,464	1,044
Symantec Corp (a)	165,521	2,678	Parker Hannifin Corp	33,798	2,587
VeriSign Inc (a)	36,515	1,269	Textron Inc	57,501	1,197
Yahoo! Inc (a)	282,727	4,668	Tyco International Ltd	104,362	3,995
	$ 68,598			$ 82,562
Iron & Steel - 0.31%			Office & Business Equipment - 0.19%
AK Steel Holding Corp	23,063	291	Pitney Bowes Inc	43,342	951
Allegheny Technologies Inc	20,670	1,089	Xerox Corp	290,018	3,393
Cliffs Natural Resources Inc	28,401	1,852		$ 4,344

See accompanying notes

338

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Oil & Gas - 8.61%			Publicly Traded Investment Fund - 0.15%
Anadarko Petroleum Corp	103,784 $	6,390	iShares S&P 500 Index Fund/US	28,646 $	3,404
Apache Corp	76,387	7,717
Cabot Oil & Gas Corp	21,837	633	Real Estate - 0.05%
Chesapeake Energy Corp	137,209	2,977	CB Richard Ellis Group Inc (a)	60,728	1,114
Chevron Corp	421,611	34,829
ConocoPhillips	311,053	18,477	REITS - 1.32%
Denbury Resources Inc (a)	83,725	1,425	Apartment Investment & Management Co	24,542	572
Devon Energy Corp	91,217	5,931	AvalonBay Communities Inc	17,858	1,898
Diamond Offshore Drilling Inc	14,576	964	Boston Properties Inc	29,221	2,519
EOG Resources Inc	53,151	5,088	Equity Residential	59,439	2,891
EQT Corp	31,272	1,171	HCP Inc	65,019	2,341
Exxon Mobil Corp (b)	1,067,736	70,972	Health Care REIT Inc	27,787	1,420
Helmerich & Payne Inc	22,188	949	Host Hotels & Resorts Inc	138,053	2,194
Hess Corp	61,293	3,863	Kimco Realty Corp	85,100	1,466
Marathon Oil Corp	148,813	5,293	ProLogis	116,649	1,592
Murphy Oil Corp	40,218	2,621	Public Storage Inc	29,250	2,902
Nabors Industries Ltd (a)	59,819	1,250	Simon Property Group Inc	61,402	5,896
Noble Energy Inc	36,655	2,987	Ventas Inc	32,939	1,764
Occidental Petroleum Corp	170,323	13,392	Vornado Realty Trust	34,021	2,973
Pioneer Natural Resources Co	24,324	1,698		$ 30,428
QEP Resources Inc	36,726	1,213	Retail - 5.85%
Range Resources Corp	33,558	1,255	Abercrombie & Fitch Co	18,511	793
Rowan Cos Inc (a)	24,038	791	AutoNation Inc (a)	13,200	307
Southwestern Energy Co (a)	72,573	2,457	AutoZone Inc (a)	6,013	1,429
Sunoco Inc	25,284	947	Bed Bath & Beyond Inc (a)	55,336	2,429
Tesoro Corp	29,926	388	Best Buy Co Inc	72,565	3,119
Valero Energy Corp	118,742	2,131	Big Lots Inc (a)	15,843	497
	$ 197,809		CarMax Inc (a)	46,914	1,454
Oil & Gas Services - 1.70%			Costco Wholesale Corp	92,083	5,780
Baker Hughes Inc	90,397	4,188	CVS Caremark Corp	284,811	8,579
Cameron International Corp (a)	50,789	2,222	Darden Restaurants Inc	29,035	1,327
FMC Technologies Inc (a)	25,165	1,815	Family Dollar Stores Inc	27,814	1,284
Halliburton Co	191,001	6,085	GameStop Corp (a)	31,528	620
National Oilwell Varco Inc	87,879	4,724	Gap Inc/The	92,140	1,752
Schlumberger Ltd	286,518	20,025	Home Depot Inc	349,205	10,783
	$ 39,059		JC Penney Co Inc	49,581	1,546
Packaging & Containers - 0.20%			Kohl's Corp (a)	64,584	3,307
Ball Corp	19,203	1,236	Lowe's Cos Inc	294,260	6,277
Bemis Co Inc	22,885	727	Ltd Brands Inc	55,501	1,631
Owens-Illinois Inc (a)	34,296	961	Macy's Inc	88,633	2,095
Pactiv Corp (a)	28,560	948	McDonald's Corp	223,186	17,357
Sealed Air Corp	33,469	775	Nordstrom Inc	35,390	1,363
	$ 4,647		Office Depot Inc (a)	57,867	260
			O'Reilly Automotive Inc (a)	29,098	1,702
Pharmaceuticals - 5.14%
Abbott Laboratories	323,775	16,616	RadioShack Corp	26,294	529
Allergan Inc/United States	64,484	4,669	Ross Stores Inc	25,260	1,490
AmerisourceBergen Corp	58,471	1,919	Sears Holdings Corp (a)	9,285	668
Bristol-Myers Squibb Co	359,593	9,673	Staples Inc	153,101	3,134
Cardinal Health Inc	73,637	2,555	Starbucks Corp	155,194	4,420
Cephalon Inc (a)	15,768	1,048	Target Corp	151,284	7,858
Eli Lilly & Co	212,790	7,490	Tiffany & Co	26,478	1,403
Express Scripts Inc (a)	113,741	5,519	TJX Cos Inc	84,016	3,856
Forest Laboratories Inc (a)	59,877	1,979	Urban Outfitters Inc (a)	27,001	831
King Pharmaceuticals Inc (a)	52,353	740	Walgreen Co	204,070	6,914
McKesson Corp	54,825	3,617	Wal-Mart Stores Inc	419,411	22,719
Mead Johnson Nutrition Co	42,892	2,523	Yum! Brands Inc	97,927	4,853
Medco Health Solutions Inc (a)	90,934	4,777		$ 134,366
Merck & Co Inc	645,353	23,413	Savings & Loans - 0.10%
Mylan Inc/PA (a)	64,871	1,318	Hudson City Bancorp Inc	110,427	1,287
Pfizer Inc (b)	1,685,587	29,329	People's United Financial Inc	77,772	957
Watson Pharmaceuticals Inc (a)	22,520	1,051		$ 2,244
	$ 118,236		Semiconductors - 2.39%
Pipelines - 0.39%			Advanced Micro Devices Inc (a)	118,821	871
El Paso Corp	147,627	1,958	Altera Corp	64,423	2,011
Oneok Inc	22,316	1,112	Analog Devices Inc	62,508	2,105
Spectra Energy Corp	135,886	3,230	Applied Materials Inc	280,166	3,463
Williams Cos Inc	122,602	2,638	Broadcom Corp	93,967	3,828
	$ 8,938		Intel Corp	1,167,593	23,434
			KLA-Tencor Corp	35,193	1,257
			Linear Technology Corp	47,066	1,517
			LSI Corp (a)	134,591	705

See accompanying notes

339

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)			Maturity
Semiconductors (continued)				Amount
MEMC Electronic Materials Inc (a)	47,688 $	611	REPURCHASE AGREEMENTS - 2.12%	(000's)	Value (000's)
Microchip Technology Inc	38,990	1,255	Banks - 2.12%
Micron Technology Inc (a)	179,286	1,483	Investment in Joint Trading Account; Bank of	$ 13,875	$ 13,875
National Semiconductor Corp	50,232	688	America Repurchase Agreement; 0.22%
Novellus Systems Inc (a)	19,274	563	dated 10/29/10 maturing 11/01/10
NVIDIA Corp (a)	120,364	1,448	(collateralized by Sovereign Agency Issues;
QLogic Corp (a)	22,910	402	$14,152,592; 0.00% - 5.25%; dated 05/01/13
Teradyne Inc (a)	38,028	427	- 04/15/42)
Texas Instruments Inc	250,626	7,411	Investment in Joint Trading Account; Credit Suisse	13,395	13,395
Xilinx Inc	54,275	1,455	Repurchase Agreement; 0.21% dated
	$ 54,934		10/29/10 maturing 11/01/10 (collateralized by
Software - 4.00%			US Treasury Note; $13,662,782; 1.13%;
Adobe Systems Inc (a)	110,136	3,100	dated 01/15/12)
Autodesk Inc (a)	47,661	1,724	Investment in Joint Trading Account; Deutsche	12,725	12,725
BMC Software Inc (a)	37,457	1,703	Bank Repurchase Agreement; 0.21% dated
CA Inc	81,149	1,883	10/29/10 maturing 11/01/10 (collateralized by
Cerner Corp (a)	14,875	1,307	Sovereign Agency Issues; $12,979,643;
Citrix Systems Inc (a)	39,201	2,512	0.38% - 3.75%; dated 12/06/10 - 01/29/15)
Compuware Corp (a)	46,815	469	Investment in Joint Trading Account; Morgan	8,707	8,707
Dun & Bradstreet Corp	10,496	781	Stanley Repurchase Agreement; 0.20% dated
Electronic Arts Inc (a)	69,261	1,098	10/29/10 maturing 11/01/10 (collateralized by
Fidelity National Information Services Inc	55,289	1,498	Sovereign Agency Issues; $8,880,807; 1.88%
Fiserv Inc (a)	31,477	1,716	- 6.13%; dated 01/09/12 - 02/21/13)
Intuit Inc (a)	59,282	2,846			$ 48,702
Microsoft Corp	1,596,872	42,541	TOTAL REPURCHASE AGREEMENTS		$ 48,702
Novell Inc (a)	73,666	437	Total Investments		$ 2,299,404
Oracle Corp	811,571	23,860	Liabilities in Excess of Other Assets, Net - (0.03)%		$ (755)
Red Hat Inc (a)	39,619	1,674	TOTAL NET ASSETS - 100.00%		$ 2,298,649
Salesforce.com Inc (a)	24,515	2,845
	$ 91,994
Telecommunications - 5.59%			(a) Non-Income Producing Security
American Tower Corp (a)	84,117	4,341	(b)	Security or a portion of the security was pledged to cover margin
AT&T Inc	1,239,100	35,314	requirements for futures contracts. At the end of the period, the value of
CenturyLink Inc	63,211	2,616	these securities totaled $34,685 or 1.51% of net assets.
Cisco Systems Inc (a)	1,197,611	27,341
Corning Inc	327,466	5,986
Frontier Communications Corp	208,021	1,826	Unrealized Appreciation (Depreciation)
Harris Corp	27,060	1,223	The net federal income tax unrealized appreciation (depreciation) and federal tax
JDS Uniphase Corp (a)	46,466	488
Juniper Networks Inc (a)	109,024	3,531	cost of investments held as of the period end were as follows:
MetroPCS Communications Inc (a)	54,914	572
Motorola Inc (a)	489,410	3,989	Unrealized Appreciation		$ 308,567
			Unrealized Depreciation		(205,503)
Qualcomm Inc	336,601	15,191	Net Unrealized Appreciation (Depreciation)		$ 103,064
Qwest Communications International Inc	364,715	2,407	Cost for federal income tax purposes		$ 2,196,340
Sprint Nextel Corp (a)	625,846	2,579
			All dollar amounts are shown in thousands (000's)
Tellabs Inc	79,978	545
Verizon Communications Inc	592,754	19,247	Portfolio Summary (unaudited)
Windstream Corp	101,317	1,283	Sector		Percent
	$ 128,479		Consumer, Non-cyclical		21 .33%
Textiles - 0.03%			Financial		16 .87%
Cintas Corp	27,889	766	Technology		12 .88%
			Communications		11 .71%
Toys, Games & Hobbies - 0.14%			Energy		11 .01%
Hasbro Inc	29,321	1,356	Industrial		10 .60%
Mattel Inc	75,432	1,760	Consumer, Cyclical		8 .52%
	$ 3,116		Basic Materials		3 .49%
Transportation - 1.90%			Utilities		3 .42%
CH Robinson Worldwide Inc	34,781	2,451	Exchange Traded Funds		0 .15%
CSX Corp	79,610	4,892	Diversified		0 .05%
Expeditors International of Washington Inc	44,492	2,196	Liabilities in Excess of Other Assets, Net		(0 .03)%
FedEx Corp	65,957	5,786	TOTAL NET ASSETS		100.00%
Norfolk Southern Corp	77,296	4,753
Ryder System Inc	10,991	481
Union Pacific Corp	104,337	9,148
United Parcel Service Inc	207,744	13,990
	$ 43,697
TOTAL COMMON STOCKS	$ 2,250,702

See accompanying notes

340

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2010

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
S&P 500; December 2010	Long	164 $	46,864	$ 48,367	$ 1,503
					$ 1,503
All dollar amounts are shown in thousands (000's)

See accompanying notes

341

Schedule of Investments
LargeCap Value Fund
October 31, 2010

COMMON STOCKS - 98.87%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Agriculture - 4.13%			Healthcare - Products (continued)
Archer-Daniels-Midland Co	518,204 $	17,267	Johnson & Johnson	178,953 $	11,394
Lorillard Inc	203,321	17,351		$ 20,445
Philip Morris International Inc	237,287	13,881	Healthcare - Services - 4.26%
	$ 48,499		Aetna Inc	530,887	15,852
Airlines - 0.80%			Coventry Health Care Inc (a)	472,318	11,062
United Continental Holdings Inc (a)	325,093	9,441	UnitedHealth Group Inc	642,518	23,163
				$ 50,077
Banks - 9.65%			Insurance - 7.98%
Bank of America Corp	677,615	7,752	ACE Ltd	185,568	11,026
Citigroup Inc (a)	2,052,136	8,557	Arch Capital Group Ltd (a)	118,823	10,265
City National Corp/CA	128,785	6,642	Assurant Inc	312,262	12,347
Commerce Bancshares Inc	148,240	5,461	Berkshire Hathaway Inc - Class B (a)	233,214	18,555
JP Morgan Chase & Co	809,153	30,448	Protective Life Corp	505,289	12,112
PNC Financial Services Group Inc	373,398	20,126	Prudential Financial Inc	262,227	13,788
US Bancorp	1,026,625	24,824	Unum Group	696,095	15,606
Wells Fargo & Co	367,793	9,592		$ 93,699
	$ 113,402		Lodging - 0.54%
Biotechnology - 1.85%			Wyndham Worldwide Corp	218,211	6,274
Amgen Inc (a)	379,896	21,726
			Media - 4.20%
Chemicals - 1.74%			CBS Corp	767,850	13,000
Ashland Inc	166,958	8,620	Gannett Co Inc	870,913	10,320
Lubrizol Corp	115,302	11,817	McGraw-Hill Cos Inc/The	231,981	8,734
	$ 20,437		News Corp - Class A	1,192,159	17,239
Coal - 0.75%				$ 49,293
Arch Coal Inc	360,033	8,853	Metal Fabrication & Hardware - 0.84%
			Timken Co	239,036	9,901
Computers - 0.88%
EMC Corp/Massachusetts (a)	491,228	10,321	Miscellaneous Manufacturing - 4.92%
			Carlisle Cos Inc	29,806	1,045
Cosmetics & Personal Care - 1.42%			Crane Co	259,272	9,920
Procter & Gamble Co	262,829	16,708	General Electric Co	2,542,479	40,731
			Ingersoll-Rand PLC	154,397	6,069
Diversified Financial Services - 4.57%				$ 57,765
American Express Co	372,616	15,448	Oil & Gas - 7.29%
Ameriprise Financial Inc	369,180	19,083	Anadarko Petroleum Corp	267,062	16,443
Discover Financial Services	834,680	14,732	Chevron Corp	549,461	45,391
Invesco Ltd	189,689	4,363	Exxon Mobil Corp	160,111	10,643
	$ 53,626		Marathon Oil Corp	369,455	13,141
Electric - 3.84%				$ 85,618
Ameren Corp	408,184	11,829	Oil & Gas Services - 3.65%
Duke Energy Corp	523,981	9,542	Halliburton Co	498,244	15,874
Integrys Energy Group Inc	222,039	11,810	National Oilwell Varco Inc	313,165	16,836
Pinnacle West Capital Corp	288,358	11,869	Oil States International Inc (a)	198,103	10,127
	$ 45,050			$ 42,837
Electrical Components & Equipment - 1.94%			Pharmaceuticals - 6.35%
Energizer Holdings Inc (a)	156,311	11,689	Bristol-Myers Squibb Co	727,155	19,561
Hubbell Inc	205,020	11,075	Cephalon Inc (a)	182,943	12,155
	$ 22,764		Endo Pharmaceuticals Holdings Inc (a)	360,882	13,259
Electronics - 0.98%			Forest Laboratories Inc (a)	449,150	14,844
Garmin Ltd	151,979	4,991	Merck & Co Inc	149,756	5,433
Thomas & Betts Corp (a)	149,971	6,531	Pfizer Inc (b)	537,095	9,345
	$ 11,522			$ 74,597
Food - 2.60%			Real Estate - 1.03%
Corn Products International Inc	328,982	13,998	Jones Lang LaSalle Inc	154,704	12,076
Ralcorp Holdings Inc (a)	104,690	6,497
SUPERVALU Inc	932,918	10,066	REITS - 1.85%
	$ 30,561		Essex Property Trust Inc	94,887	10,719
Forest Products & Paper - 1.21%			Host Hotels & Resorts Inc	695,420	11,050
International Paper Co	563,955	14,257		$ 21,769
			Retail - 3.35%
Gas - 3.54%			Big Lots Inc (a)	179,066	5,617
AGL Resources Inc	245,287	9,630	Gap Inc/The	492,694	9,366
NiSource Inc	556,564	9,634	Wal-Mart Stores Inc	450,045	24,379
Questar Corp	609,618	10,345		$ 39,362
UGI Corp	398,214	11,983	Savings & Loans - 1.06%
	$ 41,592		New York Community Bancorp Inc	737,332	12,483
Healthcare - Products - 1.74%
Hologic Inc (a)	564,960	9,051

See accompanying notes

342

Schedule of Investments
LargeCap Value Fund
October 31, 2010

			Portfolio Summary (unaudited)
			Sector	Percent
COMMON STOCKS (continued)	Shares Held Value (000's)		Financial	27 .58%
Semiconductors - 0.66%			Consumer, Non-cyclical	21 .49%
Intel Corp	387,108 $	7,769	Energy	11 .69%
			Communications	11 .06%
Software - 2.39%			Industrial	8 .68%
Microsoft Corp	1,054,059	28,080	Utilities	7 .38%
			Consumer, Cyclical	5 .55%
Telecommunications - 6.86%
Amdocs Ltd (a)	275,677	8,458	Technology	3.93%
			Basic Materials	2 .95%
AT&T Inc	862,344	24,577	Liabilities in Excess of Other Assets, Net	(0 .31)%
Frontier Communications Corp	1,262,983	11,089
Qwest Communications International Inc	2,239,690	14,782	TOTAL NET ASSETS	100.00%
Sprint Nextel Corp (a)	1,110,203	4,574
Tellabs Inc	1,686,918	11,505
Verizon Communications Inc	171,276	5,561
		$ 80,546
TOTAL COMMON STOCKS		$ 1,161,350
	Maturity
	Amount
REPURCHASE AGREEMENTS - 1.44%	(000's)	Value (000's)
Banks - 1.44%
Investment in Joint Trading Account; Bank of	$ 4,831	$ 4,831
America Repurchase Agreement; 0.22%
dated 10/29/10 maturing 11/01/10
(collateralized by Sovereign Agency Issues;
$4,928,007; 0.00% - 5.25%; dated 05/01/13 -
04/15/42)
Investment in Joint Trading Account; Credit Suisse	4,664	4,664
Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
US Treasury Note; $4,757,452; 1.13%; dated
01/15/12)
Investment in Joint Trading Account; Deutsche	4,431	4,431
Bank Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $4,519,579; 0.38%
- 3.75%; dated 12/06/10 - 01/29/15)
Investment in Joint Trading Account; Morgan	3,032	3,032
Stanley Repurchase Agreement; 0.20% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $3,092,344; 1.88%
- 6.13%; dated 01/09/12 - 02/21/13)
		$ 16,958
TOTAL REPURCHASE AGREEMENTS		$ 16,958
Total Investments		$ 1,178,308
Liabilities in Excess of Other Assets, Net - (0.31)%		$ (3,589)
TOTAL NET ASSETS - 100.00%		$ 1,174,719

(a) Non-Income Producing Security

(b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $4,179 or 0.36% of net assets.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 78,404
Unrealized Depreciation	(21,438)
Net Unrealized Appreciation (Depreciation)	$ 56,966
Cost for federal income tax purposes	$ 1,121,342
All dollar amounts are shown in thousands (000's)

See accompanying notes

343

Schedule of Investments
LargeCap Value Fund
October 31, 2010

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
S&P 500 eMini; December 2010	Long	205 $	11,322	$ 12,092	$ 770
					$ 770
All dollar amounts are shown in thousands (000's)

See accompanying notes

344

Schedule of Investments
LargeCap Value Fund I
October 31, 2010

COMMON STOCKS - 97.69%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.45%			Banks (continued)
Interpublic Group of Cos Inc (a)	952,192 $	9,855	Regions Financial Corp	105,851 $	667
Omnicom Group Inc	8,320	366	State Street Corp	52,134	2,177
	$ 10,221		SunTrust Banks Inc	212,948	5,328
Aerospace & Defense - 2.81%			TCF Financial Corp	21,109	278
Boeing Co/The	12,758	901	US Bancorp	756,525	18,293
General Dynamics Corp	409,928	27,924	Valley National Bancorp	23,217	310
Goodrich Corp	12,203	1,002	Wells Fargo & Co	2,138,163	55,763
L-3 Communications Holdings Inc	12,347	891		$ 292,032
Lockheed Martin Corp	8,875	633	Beverages - 1.05%
Northrop Grumman Corp	31,062	1,963	Coca-Cola Co/The	61,689	3,783
Raytheon Co	216,322	9,968	Constellation Brands Inc (a)	28,306	558
Rockwell Collins Inc	9,984	604	Dr Pepper Snapple Group Inc	23,298	852
Spirit Aerosystems Holdings Inc (a)	13,308	288	Molson Coors Brewing Co	17,941	847
United Technologies Corp	259,272	19,386	PepsiCo Inc	271,042	17,699
	$ 63,560			$ 23,739
Agriculture - 1.33%			Biotechnology - 1.36%
Altria Group Inc	76,913	1,955	Amgen Inc (a)	495,572	28,342
Archer-Daniels-Midland Co	57,105	1,903	Biogen Idec Inc (a)	28,855	1,810
Bunge Ltd	12,267	737	Bio-Rad Laboratories Inc (a)	2,773	251
Lorillard Inc	17,624	1,504	Life Technologies Corp (a)	7,562	379
Philip Morris International Inc	33,737	1,974		$ 30,782
Reynolds American Inc	337,606	21,910	Building Materials - 0.01%
	$ 29,983		Owens Corning Inc (a)	7,138	193
Airlines - 0.42%
Copa Holdings SA	1,600	81	Chemicals - 1.60%
Southwest Airlines Co	665,341	9,155	Agrium Inc	128,200	11,347
United Continental Holdings Inc (a)	5,986	174	Ashland Inc	10,733	554
	$ 9,410		Cabot Corp	9,733	331
Apparel - 0.03%			Cytec Industries Inc	7,020	348
VF Corp	9,430	785	Dow Chemical Co/The	567,147	17,485
			Eastman Chemical Co	7,766	610
Automobile Manufacturers - 0.63%			EI du Pont de Nemours & Co	59,353	2,806
Ford Motor Co (a)	398,200	5,627	FMC Corp	3,312	242
PACCAR Inc	168,112	8,617	Huntsman Corp	24,129	334
	$ 14,244		PPG Industries Inc	13,868	1,064
Automobile Parts & Equipment - 0.44%			RPM International Inc	9,035	187
Autoliv Inc	7,766	554	Sherwin-Williams Co/The	4,992	364
BorgWarner Inc (a)	1,321	74	Sigma-Aldrich Corp	1,349	86
Federal-Mogul Corp (a)	2,160	43	Valspar Corp	12,204	392
Johnson Controls Inc	245,193	8,611		$ 36,150
Lear Corp (a)	4,718	417	Coal - 0.58%
TRW Automotive Holdings Corp (a)	3,329	152	Alpha Natural Resources Inc (a)	15,506	700
	$ 9,851		Arch Coal Inc	6,657	164
Banks - 12.92%			Massey Energy Co	15,209	640
Associated Banc-Corp	25,525	323	Peabody Energy Corp	217,886	11,526
BancorpSouth Inc	12,397	163	Walter Energy Inc	1,656	146
Bank of America Corp	888,583	10,165		$ 13,176
Bank of Hawaii Corp	4,438	192	Commercial Services - 0.64%
Bank of New York Mellon Corp/The	744,034	18,646	Aaron's Inc	4,617	87
BB&T Corp	62,834	1,471	Apollo Group Inc (a)	115,600	4,333
BOK Financial Corp	3,641	168	Education Management Corp (a)	1,151	14
Capital One Financial Corp	471,938	17,589	Equifax Inc	17,195	570
CIT Group Inc (a)	17,750	769	H&R Block Inc	26,625	314
Citigroup Inc (a)	1,863,220	7,770	Hertz Global Holdings Inc (a)	675,300	7,644
City National Corp/CA	6,409	330	KAR Auction Services Inc (a)	1,473	19
Comerica Inc	269,000	9,625	RR Donnelley & Sons Co	28,180	520
Commerce Bancshares Inc	9,984	368	Service Corp International/US	37,337	309
Cullen/Frost Bankers Inc	7,695	404	Total System Services Inc	22,742	355
East West Bancorp Inc	21,869	386	Towers Watson & Co	5,353	275
Fifth Third Bancorp	82,667	1,038		$ 14,440
First Citizens BancShares Inc/NC	768	143	Computers - 2.79%
Fulton Financial Corp	26,096	244	Brocade Communications Systems Inc (a)	64,041	405
Goldman Sachs Group Inc/The	280,216	45,101	Computer Sciences Corp	15,303	751
JP Morgan Chase & Co	2,133,472	80,282	Diebold Inc	7,645	234
KeyCorp	88,490	725	EMC Corp/Massachusetts (a)	474,500	9,969
M&T Bank Corp	7,407	554	Hewlett-Packard Co	737,158	31,005
Marshall & Ilsley Corp	1,218,900	7,204	IBM Corp	90,100	12,938
Morgan Stanley	83,759	2,083	Lexmark International Inc (a)	11,618	442
Northern Trust Corp	12,757	633	Seagate Technology PLC (a)	413,922	6,064
PNC Financial Services Group Inc	52,697	2,840	Synopsys Inc (a)	19,414	497

See accompanying notes

345

Schedule of Investments
LargeCap Value Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Computers (continued)			Electronics (continued)
Western Digital Corp (a)	24,406 $	781	Jabil Circuit Inc	7,480 $	115
	$ 63,086		Tech Data Corp (a)	7,462	321
Consumer Products - 0.80%			Thermo Fisher Scientific Inc (a)	48,945	2,517
Avery Dennison Corp	13,633	496	Thomas & Betts Corp (a)	5,366	234
Clorox Co	1,110	74	Vishay Intertechnology Inc (a)	21,843	247
Fortune Brands Inc	303,577	16,408		$ 5,083
Jarden Corp	13,073	419	Energy - Alternate Sources - 0.01%
Kimberly-Clark Corp	11,648	738	Covanta Holding Corp	17,299	273
	$ 18,135
Cosmetics & Personal Care - 2.24%			Engineering & Contruction - 0.12%
Alberto-Culver Co	9,592	358	Aecom Technology Corp (a)	9,429	250
Avon Products Inc	279,000	8,496	Chicago Bridge & Iron Co NV (a)	8,320	210
Procter & Gamble Co	655,945	41,698	Fluor Corp	14,880	717
	$ 50,552		Jacobs Engineering Group Inc (a)	6,656	257
Distribution & Wholesale - 0.06%			KBR Inc	20,524	521
Genuine Parts Co	16,369	783	McDermott International Inc (a)	6,656	103
Ingram Micro Inc (a)	24,086	425	Shaw Group Inc/The (a)	5,070	155
WESCO International Inc (a)	2,976	128	URS Corp (a)	10,830	421
	$ 1,336			$ 2,634
Diversified Financial Services - 0.84%			Entertainment - 0.61%
Ameriprise Financial Inc	285,983	14,782	DreamWorks Animation SKG Inc (a)	383,100	13,524
CME Group Inc	6,832	1,979	International Speedway Corp	2,805	64
Discover Financial Services	56,507	997	Madison Square Garden Inc (a)	5,547	115
Federated Investors Inc	4,093	102		$ 13,703
Invesco Ltd	28,978	667	Environmental Control - 0.10%
NASDAQ OMX Group Inc/The (a)	16,799	353	Republic Services Inc	20,125	600
	$ 18,880		Waste Management Inc	48,117	1,719
Electric - 4.46%				$ 2,319
AES Corp/The (a)	67,672	808	Food - 2.20%
Alliant Energy Corp	16,460	601	Campbell Soup Co	9,403	341
Ameren Corp	35,206	1,020	ConAgra Foods Inc	51,163	1,151
American Electric Power Co Inc	487,040	18,235	Corn Products International Inc	11,094	472
CMS Energy Corp	33,749	620	Dean Foods Co (a)	24,961	259
Consolidated Edison Inc	28,289	1,407	Del Monte Foods Co	29,420	422
Constellation Energy Group Inc	25,515	772	General Mills Inc	30,985	1,163
Dominion Resources Inc/VA	59,636	2,592	HJ Heinz Co	23,851	1,171
DPL Inc	15,061	393	Hormel Foods Corp	9,966	458
DTE Energy Co	18,124	847	JM Smucker Co/The	14,976	963
Duke Energy Corp	136,313	2,482	Kellogg Co	3,882	195
Edison International	32,728	1,208	Kraft Foods Inc	184,948	5,968
Entergy Corp	19,653	1,465	Kroger Co/The	784,801	17,266
Exelon Corp	308,736	12,603	McCormick & Co Inc/MD	9,809	434
FirstEnergy Corp	460,554	16,727	Ralcorp Holdings Inc (a)	138,019	8,565
Great Plains Energy Inc	20,026	381	Safeway Inc	49,635	1,137
Integrys Energy Group Inc	11,109	591	Tyson Foods Inc	41,047	638
NextEra Energy Inc	43,043	2,369	Unilever NV	307,500	9,130
Northeast Utilities	25,386	794		$ 49,733
NRG Energy Inc (a)	34,945	696	Forest Products & Paper - 0.82%
OGE Energy Corp	14,288	631	Domtar Corp	5,546	440
PG&E Corp	210,653	10,073	International Paper Co	280,513	7,092
Pinnacle West Capital Corp	16,130	664	MeadWestvaco Corp	25,454	655
PPL Corp	48,246	1,298	Plum Creek Timber Co Inc	12,758	470
Progress Energy Inc	28,733	1,293	Rayonier Inc	171,565	8,955
Public Service Enterprise Group Inc	51,032	1,651	Weyerhaeuser Co	53,997	876
SCANA Corp	15,532	634		$ 18,488
Southern Co	416,139	15,759	Gas - 0.28%
TECO Energy Inc	31,673	557	AGL Resources Inc	11,483	451
Wisconsin Energy Corp	10,351	616	Atmos Energy Corp	13,688	403
Xcel Energy Inc	46,595	1,112	CenterPoint Energy Inc	60,678	1,005
	$ 100,899		Energen Corp	10,667	476
Electrical Components & Equipment - 0.05%			National Fuel Gas Co	10,429	575
Energizer Holdings Inc (a)	9,429	705	NiSource Inc	40,936	709
General Cable Corp (a)	4,438	124	Questar Corp	24,828	421
Hubbell Inc	4,993	270	Sempra Energy	21,924	1,172
	$ 1,099		Southern Union Co	16,552	416
Electronics - 0.22%			UGI Corp	15,749	474
Arrow Electronics Inc (a)	14,976	443	Vectren Corp	11,711	321
Avnet Inc (a)	21,901	652		$ 6,423
AVX Corp	5,683	81
Garmin Ltd	14,422	473

See accompanying notes

346

Schedule of Investments
LargeCap Value Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Hand & Machine Tools - 0.04%			Insurance (continued)
Stanley Black & Decker Inc	16,201 $	1,004	Transatlantic Holdings Inc	8,875 $	467
			Travelers Cos Inc/The	43,172	2,383
Healthcare - Products - 4.93%			Unitrin Inc	6,263	152
Baxter International Inc	163,000	8,297	Unum Group	34,584	775
Beckman Coulter Inc	10,111	538	Validus Holdings Ltd	10,507	298
Boston Scientific Corp (a)	1,716,781	10,953	Wesco Financial Corp	195	71
Cooper Cos Inc/The	5,212	257	WR Berkley Corp	17,975	495
Covidien PLC	356,844	14,227	XL Group PLC	30,378	643
Hill-Rom Holdings Inc	1,110	43		$ 117,059
Hospira Inc (a)	154,600	9,196	Internet - 0.73%
Johnson & Johnson	1,029,894	65,574	AOL Inc (a)	16,179	432
Kinetic Concepts Inc (a)	8,226	313	eBay Inc (a)	72,111	2,150
Medtronic Inc	30,348	1,068	Expedia Inc	16,640	482
Zimmer Holdings Inc (a)	22,889	1,086	Liberty Media Corp - Interactive (a)	61,148	902
	$ 111,552		Symantec Corp (a)	692,819	11,210
Healthcare - Services - 2.37%			Yahoo! Inc (a)	79,444	1,311
Aetna Inc	47,952	1,432		$ 16,487
CIGNA Corp	32,996	1,161	Investment Companies - 0.02%
Coventry Health Care Inc (a)	21,857	512	Ares Capital Corp	26,070	436
Health Net Inc (a)	15,450	415
Humana Inc (a)	18,859	1,099	Iron & Steel - 0.92%
LifePoint Hospitals Inc (a)	8,068	274	Nucor Corp	16,087	615
Quest Diagnostics Inc	2,773	136	Reliance Steel & Aluminum Co	9,360	392
UnitedHealth Group Inc	993,411	35,812	Schnitzer Steel Industries Inc	2,520	130
Universal Health Services Inc	11,648	481	Steel Dynamics Inc	581,600	8,445
WellPoint Inc (a)	224,398	12,194	United States Steel Corp	260,000	11,125
	$ 53,516			$ 20,707
Home Furnishings - 0.02%			Leisure Products & Services - 0.90%
Whirlpool Corp	6,102	463	Carnival Corp	470,111	20,295

Housewares - 0.03%			Lodging - 0.04%
Newell Rubbermaid Inc	40,126	708	Choice Hotels International Inc	3,084	117
			Wyndham Worldwide Corp	24,406	702
Insurance - 5.18%				$ 819
ACE Ltd	29,843	1,773	Machinery - Diversified - 1.05%
Aflac Inc	509,925	28,500	AGCO Corp (a)	13,418	570
Alleghany Corp (a)	964	290	CNH Global NV (a)	3,067	122
Allied World Assurance Co Holdings Ltd	7,365	421	Cummins Inc	81,200	7,154
Allstate Corp/The	55,894	1,704	Deere & Co	206,500	15,859
American Financial Group Inc/OH	12,791	391	IDEX Corp	1,665	60
American National Insurance Co	1,110	87		$ 23,765
Aon Corp	27,997	1,113	Media - 4.75%
Arch Capital Group Ltd (a)	79,287	6,849
			Cablevision Systems Corp	32,173	860
Arthur J Gallagher & Co	10,539	297	CBS Corp	62,358	1,056
Aspen Insurance Holdings Ltd	12,337	350	Comcast Corp - Class A	1,478,054	30,419
Assurant Inc	15,532	614	Discovery Communications Inc - A Shares (a)	10,539	470
Axis Capital Holdings Ltd	12,204	415	DISH Network Corp	27,180	540
Berkshire Hathaway Inc - Class B (a)	184,901	14,711
			Gannett Co Inc	34,582	410
Brown & Brown Inc	7,623	170	Liberty Global Inc - A Shares (a)	22,188	839
Chubb Corp	184,753	10,719	Liberty Media Corp - Starz (a)	7,211	472
Cincinnati Financial Corp	21,475	632	McGraw-Hill Cos Inc/The	12,757	480
CNA Financial Corp (a)	2,150	60
			Meredith Corp	2,774	94
Endurance Specialty Holdings Ltd	4,609	191	New York Times Co/The (a)	14,380	110
Erie Indemnity Co	1,143	65	News Corp - Class A	179,412	2,594
Everest Re Group Ltd	8,321	701	Thomson Reuters Corp	22,187	849
Hanover Insurance Group Inc/The	6,624	300	Time Warner Cable Inc	185,769	10,750
Hartford Financial Services Group Inc	36,056	865	Time Warner Inc	695,442	22,609
HCC Insurance Holdings Inc	16,694	442	Viacom Inc	379,462	14,643
Lincoln National Corp	31,432	769	Walt Disney Co/The	552,422	19,948
Loews Corp	32,704	1,291	Washington Post Co/The	855	344
Marsh & McLennan Cos Inc	6,234	156		$ 107,487
MetLife Inc	769,014	31,015
PartnerRe Ltd	10,540	836	Metal Fabrication & Hardware - 0.01%
Progressive Corp/The	59,308	1,255	Timken Co	3,329	138
Protective Life Corp	12,732	305
Prudential Financial Inc	48,231	2,536	Mining - 0.31%
			Alcoa Inc	77,102	1,012
Reinsurance Group of America Inc	9,982	500	Freeport-McMoRan Copper & Gold Inc	64,500	6,107
RenaissanceRe Holdings Ltd	7,766	468		$ 7,119
StanCorp Financial Group Inc	7,295	313
Symetra Financial Corp	3,267	36	Miscellaneous Manufacturing - 4.57%
Torchmark Corp	11,094	635	Aptargroup Inc	10,079	452

See accompanying notes

347

Schedule of Investments
LargeCap Value Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Miscellaneous Manufacturing (continued)			Pharmaceuticals (continued)
Carlisle Cos Inc	6,642 $	233	Bristol-Myers Squibb Co	151,431 $	4,073
Crane Co	7,116	272	Cardinal Health Inc	26,071	904
Dover Corp	255,710	13,578	Cephalon Inc (a)	10,847	721
Eaton Corp	12,758	1,133	Eli Lilly & Co	93,407	3,288
General Electric Co	3,097,944	49,629	Endo Pharmaceuticals Holdings Inc (a)	17,412	640
Illinois Tool Works Inc	359,531	16,431	Forest Laboratories Inc (a)	32,224	1,065
Ingersoll-Rand PLC	32,036	1,259	King Pharmaceuticals Inc (a)	36,894	522
ITT Corp	356,973	16,846	McKesson Corp	17,195	1,135
Leggett & Platt Inc	8,365	170	Mead Johnson Nutrition Co	15,633	920
Parker Hannifin Corp	11,649	892	Merck & Co Inc	1,339,885	48,611
Pentair Inc	6,831	224	Mylan Inc/PA (a)	457,857	9,303
SPX Corp	5,800	389	Omnicare Inc	15,638	377
Tyco International Ltd	44,930	1,720	Pfizer Inc	2,909,484	50,625
	$ 103,228		Watson Pharmaceuticals Inc (a)	16,509	770
Office & Business Equipment - 0.08%				$ 123,637
Pitney Bowes Inc	8,321	183	Pipelines - 0.15%
Xerox Corp	134,790	1,577	El Paso Corp	58,832	780
	$ 1,760		Spectra Energy Corp	66,103	1,571
Oil & Gas - 8.93%			Williams Cos Inc	50,759	1,093
Anadarko Petroleum Corp	43,937	2,705		$ 3,444
Apache Corp	37,315	3,770	Real Estate - 0.52%
Atwood Oceanics Inc (a)	6,357	207	CB Richard Ellis Group Inc (a)	623,200	11,436
Cabot Oil & Gas Corp	15,349	445	Forest City Enterprises Inc (a)	16,314	238
Chesapeake Energy Corp	66,685	1,447		$ 11,674
Chevron Corp	602,083	49,738	REITS - 1.28%
ConocoPhillips	93,681	5,565	Alexandria Real Estate Equities Inc	6,391	470
Devon Energy Corp	114,774	7,462	Annaly Capital Management Inc	517,890	9,172
EOG Resources Inc	155,200	14,856	Apartment Investment & Management Co	8,321	194
Exxon Mobil Corp	618,039	41,080	AvalonBay Communities Inc	8,122	863
Helmerich & Payne Inc	13,574	581	Boston Properties Inc	14,088	1,214
Hess Corp	156,368	9,856	Brandywine Realty Trust	19,125	229
Marathon Oil Corp	53,283	1,895	BRE Properties Inc	9,478	407
Murphy Oil Corp	17,306	1,128	Camden Property Trust	9,922	492
Newfield Exploration Co (a)	11,813	704	Chimera Investment Corp	127,379	522
Noble Corp	375,265	12,958	CommonWealth REIT	9,609	245
Noble Energy Inc	17,816	1,452	Corporate Office Properties Trust	8,538	303
Occidental Petroleum Corp	321,916	25,312	Douglas Emmett Inc	18,044	324
Petrohawk Energy Corp (a)	245,000	4,168	Equity Residential	26,071	1,268
Pioneer Natural Resources Co	11,879	829	Essex Property Trust Inc	2,774	313
Rowan Cos Inc (a)	13,861	456	Federal Realty Investment Trust	3,329	273
SM Energy Co	2,862	119	General Growth Properties Inc	6,491	109
Sunoco Inc	16,640	624	HCP Inc	28,928	1,042
Ultra Petroleum Corp (a)	306,105	12,596	Health Care REIT Inc	17,195	879
Unit Corp (a)	6,074	238	Hospitality Properties Trust	18,168	414
Valero Energy Corp	57,934	1,040	Host Hotels & Resorts Inc	66,417	1,055
Whiting Petroleum Corp (a)	6,831	686	Kimco Realty Corp	40,024	690
	$ 201,917		Liberty Property Trust	16,613	556
Oil & Gas Services - 1.27%			Mack-Cali Realty Corp	11,640	391
Baker Hughes Inc	327,068	15,152	Nationwide Health Properties Inc	16,640	679
Cameron International Corp (a)	14,422	631	Piedmont Office Realty Trust Inc	6,712	127
National Oilwell Varco Inc	187,027	10,055	Public Storage Inc	1,930	192
Oceaneering International Inc (a)	8,146	504	Realty Income Corp	15,521	532
Oil States International Inc (a)	7,376	377	Regency Centers Corp	11,596	489
Schlumberger Ltd	15,408	1,077	Senior Housing Properties Trust	18,824	450
SEACOR Holdings Inc (a)	3,366	319	Simon Property Group Inc	8,876	852
Weatherford International Ltd (a)	38,828	653	SL Green Realty Corp	11,430	751
	$ 28,768		Taubman Centers Inc	7,900	367
Packaging & Containers - 0.16%			UDR Inc	22,384	503
Ball Corp	9,984	643	Ventas Inc	15,915	852
Bemis Co Inc	16,066	510	Vornado Realty Trust	14,423	1,260
Greif Inc	4,944	290	Weingarten Realty Investors	15,537	375
Owens-Illinois Inc (a)	15,531	435		$ 28,854
Packaging Corp of America	13,737	336	Retail - 3.53%
Pactiv Corp (a)	3,549	118	Abercrombie & Fitch Co	3,073	132
Sealed Air Corp	23,599	546	American Eagle Outfitters Inc	21,633	346
Sonoco Products Co	14,844	497	AutoNation Inc (a)	6,449	150
Temple-Inland Inc	12,204	253	Best Buy Co Inc	294,300	12,649
	$ 3,628		CVS Caremark Corp	107,152	3,228
Pharmaceuticals - 5.47%			Darden Restaurants Inc	172,000	7,862
Abbott Laboratories	13,312	683	Foot Locker Inc	22,206	354
			GameStop Corp (a)	385,778	7,584

See accompanying notes

348

Schedule of Investments
LargeCap Value Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Retail (continued)			Transportation (continued)
Gap Inc/The	8,322 $	158	Norfolk Southern Corp	36,828 $	2,265
Kohl's Corp (a)	11,093	568	Ryder System Inc	168,913	7,390
Lowe's Cos Inc	657,869	14,032	Tidewater Inc	7,689	355
Macy's Inc	39,939	944	Union Pacific Corp	44,117	3,867
RadioShack Corp	16,179	326			$ 38,488
Sears Holdings Corp (a)	6,102	439	Water - 0.03%
Signet Jewelers Ltd (a)	12,689	446	American Water Works Co Inc	25,811	616
Target Corp	319,000	16,569
TJX Cos Inc	188,700	8,660	TOTAL COMMON STOCKS		$ 2,208,292
Walgreen Co	11,648	395		Maturity
Wal-Mart Stores Inc	93,174	5,047		Amount
	$ 79,889		REPURCHASE AGREEMENTS - 1.98%	(000's)	Value (000's)
Savings & Loans - 0.12%			Banks - 1.98%
First Niagara Financial Group Inc	31,009	368	Investment in Joint Trading Account; Bank of	$ 12,727	$ 12,727
Hudson City Bancorp Inc	59,352	691	America Repurchase Agreement; 0.22%
New York Community Bancorp Inc	44,130	747	dated 10/29/10 maturing 11/01/10
People's United Financial Inc	51,032	628	(collateralized by Sovereign Agency Issues;
Washington Federal Inc	16,223	244	$12,981,652; 0.00% - 5.25%; dated 05/01/13
	$ 2,678		- 04/15/42)
Semiconductors - 1.06%			Investment in Joint Trading Account; Credit Suisse	12,287	12,287
Advanced Micro Devices Inc (a)	53,450	392	Repurchase Agreement; 0.21% dated
Applied Materials Inc	394,400	4,875	10/29/10 maturing 11/01/10 (collateralized by
Atmel Corp (a)	6,657	59	US Treasury Note; $12,532,367; 1.13%;
Fairchild Semiconductor International Inc (a)	18,422	208	dated 01/15/12)
Intel Corp	470,900	9,451	Investment in Joint Trading Account; Deutsche	11,673	11,672
International Rectifier Corp (a)	10,438	242	Bank Repurchase Agreement; 0.21% dated
LSI Corp (a)	96,540	506	10/29/10 maturing 11/01/10 (collateralized by
Marvell Technology Group Ltd (a)	260,000	5,020	Sovereign Agency Issues; $11,905,749;
Micron Technology Inc (a)	123,414	1,021	0.38% - 3.75%; dated 12/06/10 - 01/29/15)
PMC - Sierra Inc (a)	33,095	254	Investment in Joint Trading Account; Morgan	7,986	7,986
Texas Instruments Inc	65,968	1,951	Stanley Repurchase Agreement; 0.20% dated
	$ 23,979		10/29/10 maturing 11/01/10 (collateralized by
Software - 1.37%			Sovereign Agency Issues; $8,146,038; 1.88%
Activision Blizzard Inc	54,543	626	- 6.13%; dated 01/09/12 - 02/21/13)
Adobe Systems Inc (a)	420,000	11,823			$ 44,672
Broadridge Financial Solutions Inc	1,665	37	TOTAL REPURCHASE AGREEMENTS		$ 44,672
CA Inc	9,985	232	Total Investments		$ 2,252,964
Fidelity National Information Services Inc	23,444	635	Other Assets in Excess of Liabilities, Net - 0.33%		$ 7,487
Fiserv Inc (a)	7,505	409	TOTAL NET ASSETS - 100.00%		$ 2,260,451
Microsoft Corp	257,069	6,848
Oracle Corp	352,000	10,349
	$ 30,959		(a) Non-Income Producing Security
Telecommunications - 6.26%
Amdocs Ltd (a)	20,524	630
AT&T Inc	2,683,842	76,489	Unrealized Appreciation (Depreciation)
BCE Inc	506,800	16,983	The net federal income tax unrealized appreciation (depreciation) and federal tax
CenturyLink Inc	35,229	1,458	cost of investments held as of the period end were as follows:
Cisco Systems Inc (a)	752,000	17,168
CommScope Inc (a)	13,926	441
			Unrealized Appreciation		$ 165,217
Corning Inc	133,681	2,444	Unrealized Depreciation		(88,722)
EchoStar Holding Corp (a)	5,640	119
			Net Unrealized Appreciation (Depreciation)		$ 76,495
Frontier Communications Corp	86,041	755	Cost for federal income tax purposes		$ 2,176,469
Motorola Inc (a)	233,025	1,899
			All dollar amounts are shown in thousands (000's)
Qwest Communications International Inc	154,186	1,018
Sprint Nextel Corp (a)	260,704	1,074
			Portfolio Summary (unaudited)
Tellabs Inc	58,830	401	Sector		Percent
Verizon Communications Inc	331,494	10,764
Virgin Media Inc	29,402	748	Financial		22 .86%
Vodafone Group PLC ADR	314,700	8,657	Consumer, Non-cyclical		22 .39%
Windstream Corp	37,019	469	Communications		12 .19%
			Energy		10 .94%
	$ 141,517		Industrial		10 .84%
Toys, Games & Hobbies - 0.02%			Consumer, Cyclical		6 .73%
Mattel Inc	21,078	492	Technology		5.30%
			Utilities		4 .77%
Transportation - 1.70%			Basic Materials		3 .65%
CSX Corp	38,737	2,380	Other Assets in Excess of Liabilities, Net		0 .33%
FedEx Corp	145,103	12,728	TOTAL NET ASSETS		100.00%
Frontline Ltd/Bermuda	1,110	32
Kansas City Southern (a)	208,800	9,150
Kirby Corp (a)	7,464	321

See accompanying notes

349

Schedule of Investments
LargeCap Value Fund I
October 31, 2010

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
S&P 500 eMini; December 2010	Long	887 $	52,288	$ 52,320	$ 32
					$ 32
All dollar amounts are shown in thousands (000's)

See accompanying notes

350

Schedule of Investments
LargeCap Value Fund III
October 31, 2010

COMMON STOCKS - 97.87%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.02%			Banks (continued)
Omnicom Group Inc	7,030 $	309	TCF Financial Corp	17,829 $	235
			US Bancorp	162,162	3,921
Aerospace & Defense - 2.58%			Valley National Bancorp	19,616	262
Boeing Co/The	192,780	13,619	Wells Fargo & Co	2,061,757	53,770
General Dynamics Corp	29,995	2,043		$ 208,049
Goodrich Corp	10,310	846	Beverages - 0.86%
L-3 Communications Holdings Inc	10,429	753	Coca-Cola Co/The	52,123	3,196
Lockheed Martin Corp	7,498	535	Constellation Brands Inc (a)	362,757	7,157
Northrop Grumman Corp	223,745	14,143	Dr Pepper Snapple Group Inc	19,685	719
Raytheon Co	260,159	11,988	Molson Coors Brewing Co	15,154	716
Rockwell Collins Inc	8,436	510	PepsiCo Inc	51,085	3,336
Spirit Aerosystems Holdings Inc (a)	11,244	243		$ 15,124
United Technologies Corp	9,777	731	Biotechnology - 0.97%
	$ 45,411		Amgen Inc (a)	96,636	5,527
Agriculture - 2.89%			Biogen Idec Inc (a)	24,380	1,529
Altria Group Inc	687,586	17,478	Bio-Rad Laboratories Inc (a)	2,343	212
Archer-Daniels-Midland Co	203,550	6,783	Gilead Sciences Inc (a)	240,900	9,556
Bunge Ltd	164,860	9,903	Life Technologies Corp (a)	6,389	321
Lorillard Inc	14,891	1,271		$ 17,145
Philip Morris International Inc	250,457	14,652	Building Materials - 0.01%
Reynolds American Inc	12,595	817	Owens Corning Inc (a)	6,029	163
	$ 50,904
Airlines - 0.46%			Chemicals - 1.95%
Copa Holdings SA	1,352	68	Agrium Inc	42,900	3,797
Delta Air Lines Inc (a)	515,600	7,162	Ashland Inc	9,065	468
Southwest Airlines Co	56,242	774	Cabot Corp	8,220	280
United Continental Holdings Inc (a)	5,058	147	CF Industries Holdings Inc	63,100	7,732
	$ 8,151		Cytec Industries Inc	5,929	293
Apparel - 0.04%			Dow Chemical Co/The	96,749	2,983
VF Corp	7,968	663	Eastman Chemical Co	6,562	515
			EI du Pont de Nemours & Co	339,549	16,054
Automobile Manufacturers - 0.46%			FMC Corp	2,799	205
Ford Motor Co (a)	577,800	8,164	Huntsman Corp	20,381	282
			PPG Industries Inc	11,717	899
Automobile Parts & Equipment - 0.39%			RPM International Inc	7,632	158
Autoliv Inc	6,562	468	Sherwin-Williams Co/The	4,218	308
BorgWarner Inc (a)	1,116	63	Sigma-Aldrich Corp	1,140	72
Federal-Mogul Corp (a)	1,824	36	Valspar Corp	10,311	331
Johnson Controls Inc	4,219	148		$ 34,377
Lear Corp (a)	67,986	6,010	Coal - 0.14%
TRW Automotive Holdings Corp (a)	2,813	128	Alpha Natural Resources Inc (a)	13,102	592
	$ 6,853		Arch Coal Inc	5,625	138
Banks - 11.81%			Massey Energy Co	12,850	541
Associated Banc-Corp	21,567	273	Peabody Energy Corp	20,153	1,066
BancorpSouth Inc	10,471	138	Walter Energy Inc	1,399	123
Bank of America Corp	2,615,185	29,918		$ 2,460
Bank of Hawaii Corp	3,750	162	Commercial Services - 0.12%
Bank of New York Mellon Corp/The	90,454	2,267	Aaron's Inc	3,901	74
BB&T Corp	299,671	7,015	Education Management Corp (a)	1,086	13
BOK Financial Corp	3,077	142	Equifax Inc	14,528	481
Capital One Financial Corp	193,981	7,230	H&R Block Inc	22,496	265
CIT Group Inc (a)	14,997	650	KAR Auction Services Inc (a)	1,314	17
Citigroup Inc (a)	1,574,281	6,565	RR Donnelley & Sons Co	23,810	439
City National Corp/CA	5,413	279	Service Corp International/US	31,536	261
Comerica Inc	96,900	3,467	Total System Services Inc	19,215	300
Commerce Bancshares Inc	8,436	311	Towers Watson & Co	4,523	233
Cullen/Frost Bankers Inc	6,500	341		$ 2,083
East West Bancorp Inc	18,477	326	Computers - 3.26%
Fifth Third Bancorp	487,122	6,118	Accenture PLC - Class A	87,100	3,894
First Citizens BancShares Inc/NC	649	121	Brocade Communications Systems Inc (a)	54,109	342
Fulton Financial Corp	22,042	206	Computer Sciences Corp	12,930	634
Goldman Sachs Group Inc/The	77,127	12,414	Dell Inc (a)	1,138,200	16,367
JP Morgan Chase & Co	1,487,666	55,981	Diebold Inc	6,459	198
KeyCorp	74,768	612	EMC Corp/Massachusetts (a)	588,687	12,368
M&T Bank Corp	6,258	468	Hewlett-Packard Co	219,100	9,216
Morgan Stanley	343,971	8,554	IBM Corp	88,449	12,701
Northern Trust Corp	10,779	535	Lexmark International Inc (a)	9,814	373
PNC Financial Services Group Inc	44,525	2,400	Seagate Technology PLC (a)	15,466	227
Regions Financial Corp	89,504	564	Synopsys Inc (a)	16,403	420
State Street Corp	44,049	1,839
SunTrust Banks Inc	38,556	965
See accompanying notes			351

Schedule of Investments
LargeCap Value Fund III
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Computers (continued)			Electronics (continued)
Western Digital Corp (a)	20,621 $	660	Garmin Ltd	204,785 $	6,725
	$ 57,400		Jabil Circuit Inc	6,320	97
Consumer Products - 0.46%			Tech Data Corp (a)	6,304	271
Avery Dennison Corp	11,515	419	Thermo Fisher Scientific Inc (a)	41,355	2,127
Clorox Co	938	63	Thomas & Betts Corp (a)	4,533	197
Fortune Brands Inc	15,466	836	Tyco Electronics Ltd	252,200	7,990
Jarden Corp	11,041	354	Vishay Intertechnology Inc (a)	18,449	208
Kimberly-Clark Corp	101,542	6,431		$ 18,610
	$ 8,103		Energy - Alternate Sources - 0.01%
Cosmetics & Personal Care - 1.37%			Covanta Holding Corp	14,616	231
Alberto-Culver Co	8,104	302
Procter & Gamble Co	375,776	23,888	Engineering & Contruction - 0.13%
	$ 24,190		Aecom Technology Corp (a)	7,967	211
			Chicago Bridge & Iron Co NV (a)	7,030	177
Distribution & Wholesale - 0.06%
Genuine Parts Co	13,825	662	Fluor Corp	12,573	606
Ingram Micro Inc (a)	20,344	359	Jacobs Engineering Group Inc (a)	5,624	217
WESCO International Inc (a)	2,515	108	KBR Inc	17,341	441
			McDermott International Inc (a)	5,624	87
	$ 1,129		Shaw Group Inc/The (a)	4,284	131
Diversified Financial Services - 1.81%			URS Corp (a)	9,148	356
Ameriprise Financial Inc	295,067	15,252
CME Group Inc	5,773	1,672		$ 2,226
Discover Financial Services	47,744	843	Entertainment - 0.01%
Federated Investors Inc	3,458	86	International Speedway Corp	2,370	54
Franklin Resources Inc	114,094	13,087	Madison Square Garden Inc (a)	4,687	98
Invesco Ltd	24,484	563		$ 152
NASDAQ OMX Group Inc/The (a)	14,189	298	Environmental Control - 0.11%
	$ 31,801		Republic Services Inc	17,683	527
Electric - 3.86%			Waste Management Inc	40,656	1,452
AES Corp/The (a)	57,178	683		$ 1,979
Alliant Energy Corp	13,902	508	Food - 2.22%
Ameren Corp	29,746	862	Campbell Soup Co	7,942	288
American Electric Power Co Inc	363,494	13,609	ConAgra Foods Inc	43,229	972
CMS Energy Corp	28,505	524	Corn Products International Inc	9,370	399
Consolidated Edison Inc	23,902	1,188	Dean Foods Co (a)	21,090	219
Constellation Energy Group Inc	178,459	5,397	Del Monte Foods Co	24,849	356
Dominion Resources Inc/VA	309,188	13,437	General Mills Inc	26,180	983
DPL Inc	12,722	332	HJ Heinz Co	20,153	990
DTE Energy Co	15,309	716	Hormel Foods Corp	8,420	387
Duke Energy Corp	115,174	2,097	JM Smucker Co/The	12,654	813
Edison International	84,652	3,123	Kellogg Co	3,280	165
Entergy Corp	16,605	1,238	Kraft Foods Inc	156,268	5,043
Exelon Corp	55,848	2,280	Kroger Co/The	45,461	1,000
FirstEnergy Corp	26,736	971	McCormick & Co Inc/MD	8,287	367
Great Plains Energy Inc	16,920	322	Ralcorp Holdings Inc (a)	6,691	415
Integrys Energy Group Inc	9,386	499	Safeway Inc	467,038	10,695
NextEra Energy Inc	36,368	2,002	Sara Lee Corp	336,600	4,824
Northeast Utilities	21,449	671	Smithfield Foods Inc (a)	298,100	4,993
NRG Energy Inc (a)	29,526	588	Sysco Corp	193,900	5,712
OGE Energy Corp	12,068	533	Tyson Foods Inc	34,681	539
Pepco Holdings Inc	312,600	6,021		$ 39,160
PG&E Corp	31,476	1,505	Forest Products & Paper - 0.15%
Pinnacle West Capital Corp	13,624	561	Domtar Corp	4,686	372
PPL Corp	40,764	1,096	International Paper Co	11,249	284
Progress Energy Inc	24,277	1,092	MeadWestvaco Corp	21,498	553
Public Service Enterprise Group Inc	43,119	1,395	Plum Creek Timber Co Inc	10,780	397
SCANA Corp	13,123	536	Rayonier Inc	6,561	343
Southern Co	61,628	2,334	Weyerhaeuser Co	45,624	740
TECO Energy Inc	26,753	471		$ 2,689
Wisconsin Energy Corp	8,746	521	Gas - 1.25%
Xcel Energy Inc	39,369	939	AGL Resources Inc	9,700	381
	$ 68,051		Atmos Energy Corp	11,562	340
Electrical Components & Equipment - 0.05%			CenterPoint Energy Inc	51,268	849
Energizer Holdings Inc (a)	7,967	595	Energen Corp	9,010	402
General Cable Corp (a)	3,750	105	National Fuel Gas Co	8,812	486
Hubbell Inc	4,219	228	NiSource Inc	323,876	5,607
	$ 928		Questar Corp	20,978	356
Electronics - 1.06%			Sempra Energy	233,924	12,511
Arrow Electronics Inc (a)	12,654	375	Southern Union Co	13,981	351
Avnet Inc (a)	18,504	551	UGI Corp	13,307	400
AVX Corp	4,802	69

See accompanying notes

352

Schedule of Investments
LargeCap Value Fund III
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Gas (continued)			Insurance (continued)
Vectren Corp	9,895 $	271	Prudential Financial Inc	40,751 $	2,143
	$ 21,954		Reinsurance Group of America Inc	8,431	422
Hand & Machine Tools - 0.05%			RenaissanceRe Holdings Ltd	6,562	395
Stanley Black & Decker Inc	13,688	848	StanCorp Financial Group Inc	6,162	264
			Symetra Financial Corp	2,916	32
Healthcare - Products - 4.14%			Torchmark Corp	9,374	537
Beckman Coulter Inc	8,543	455	Transatlantic Holdings Inc	7,498	394
Boston Scientific Corp (a)	112,950	721	Travelers Cos Inc/The	449,722	24,825
Cooper Cos Inc/The	4,403	217	Unitrin Inc	5,290	129
Covidien PLC	297,417	11,858	Unum Group	29,221	655
Hill-Rom Holdings Inc	938	36	Validus Holdings Ltd	8,877	252
Johnson & Johnson	903,527	57,528	Wesco Financial Corp	164	60
Kinetic Concepts Inc (a)	6,950	264	WR Berkley Corp	15,187	418
Medtronic Inc	25,642	903	XL Group PLC	89,267	1,888
Zimmer Holdings Inc (a)	19,339	917		$ 99,111
	$ 72,899		Internet - 0.71%
Healthcare - Services - 0.59%			AOL Inc (a)	13,666	365
Aetna Inc	40,516	1,210	eBay Inc (a)	298,928	8,911
CIGNA Corp	27,879	981	Expedia Inc	14,060	407
Coventry Health Care Inc (a)	18,468	433	Liberty Media Corp - Interactive (a)	51,646	762
Health Net Inc (a)	13,049	351	Symantec Corp (a)	61,865	1,001
Humana Inc (a)	15,934	929	Yahoo! Inc (a)	67,124	1,108
LifePoint Hospitals Inc (a)	6,815	231		$ 12,554
Quest Diagnostics Inc	2,343	115	Investment Companies - 0.02%
UnitedHealth Group Inc	114,547	4,129	Ares Capital Corp	22,027	369
Universal Health Services Inc	9,842	406
WellPoint Inc (a)	29,994	1,630	Iron & Steel - 0.38%
	$ 10,415		Nucor Corp	161,292	6,164
Home Builders - 0.49%			Reliance Steel & Aluminum Co	7,906	331
DR Horton Inc	196,100	2,047	Schnitzer Steel Industries Inc	2,129	110
NVR Inc (a)	8,100	5,082		$ 6,605
Pulte Group Inc (a)	189,100	1,485	Leisure Products & Services - 0.30%
	$ 8,614		Carnival Corp	20,483	884
Home Furnishings - 0.02%			Royal Caribbean Cruises Ltd (a)	111,300	4,401
Whirlpool Corp	5,156	391		$ 5,285
			Lodging - 0.04%
Housewares - 0.03%			Choice Hotels International Inc	2,606	99
Newell Rubbermaid Inc	33,904	598	Wyndham Worldwide Corp	20,621	593
				$ 692
Insurance - 5.63%			Machinery - Construction & Mining - 0.40%
ACE Ltd	231,276	13,742	Caterpillar Inc	88,500	6,956
Aflac Inc	232,212	12,978
Alleghany Corp (a)	815	245	Machinery - Diversified - 0.41%
Allied World Assurance Co Holdings Ltd	6,221	356	AGCO Corp (a)	11,337	481
Allstate Corp/The	47,226	1,440	CNH Global NV (a)	2,591	103
American Financial Group Inc/OH	10,804	330	Deere & Co	85,400	6,559
American National Insurance Co	938	74	IDEX Corp	1,407	51
Aon Corp	23,656	940		$ 7,194
Arch Capital Group Ltd (a)	5,733	495
			Media - 7.16%
Arthur J Gallagher & Co	8,904	251	Cablevision Systems Corp	222,884	5,960
Aspen Insurance Holdings Ltd	10,421	296	CBS Corp	322,669	5,463
Assurant Inc	13,123	519	Comcast Corp - Class A	1,395,080	28,711
Axis Capital Holdings Ltd	10,311	351	DIRECTV (a)	428,300	18,614
Berkshire Hathaway Inc - Class B (a)	156,229	12,430	Discovery Communications Inc - A Shares (a)	8,904	397
Brown & Brown Inc	6,441	144	DISH Network Corp	22,965	456
Chubb Corp	28,688	1,664	Gannett Co Inc	279,908	3,317
Cincinnati Financial Corp	18,140	534	Liberty Global Inc - A Shares (a)	18,748	709
CNA Financial Corp (a)	1,816	50	Liberty Media Corp - Starz (a)	6,092	399
Endurance Specialty Holdings Ltd	3,893	161	McGraw-Hill Cos Inc/The	10,779	406
Erie Indemnity Co	965	55	Meredith Corp	2,344	80
Everest Re Group Ltd	7,031	593	New York Times Co/The (a)	12,382	95
Hanover Insurance Group Inc/The	5,597	253	News Corp - Class A	837,990	12,117
Hartford Financial Services Group Inc	30,464	731	Thomson Reuters Corp	18,747	717
HCC Insurance Holdings Inc	14,099	373	Time Warner Cable Inc	327,249	18,938
Lincoln National Corp	26,557	650	Time Warner Inc	270,614	8,797
Loews Corp	27,633	1,091	Viacom Inc	41,623	1,606
Marsh & McLennan Cos Inc	5,267	132	Walt Disney Co/The	526,945	19,028
MetLife Inc	342,055	13,795	Washington Post Co/The	723	291
PartnerRe Ltd	8,905	706		$ 126,101
Progressive Corp/The	50,111	1,060
Protective Life Corp	10,754	258
See accompanying notes			353

Schedule of Investments
LargeCap Value Fund III
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Metal Fabrication & Hardware - 0.18%			Packaging & Containers (continued)
Commercial Metals Co	219,400 $	3,045	Packaging Corp of America	11,603 $	283
Timken Co	2,813	117	Pactiv Corp (a)	2,999	100
	$ 3,162		Sealed Air Corp	19,934	461
Mining - 0.38%			Sonoco Products Co	12,538	420
Alcoa Inc	65,145	855	Temple-Inland Inc	10,311	214
Freeport-McMoRan Copper & Gold Inc	62,100	5,880		$ 3,065
	$ 6,735		Pharmaceuticals - 6.90%
Miscellaneous Manufacturing - 3.59%			Abbott Laboratories	243,148	12,478
Aptargroup Inc	8,513	382	AstraZeneca PLC ADR	233,100	11,762
Carlisle Cos Inc	5,610	197	Bristol-Myers Squibb Co	354,648	9,540
Crane Co	6,012	230	Cardinal Health Inc	22,028	764
Dover Corp	8,373	445	Cephalon Inc (a)	9,165	609
Eaton Corp	10,780	957	Eli Lilly & Co	78,922	2,778
General Electric Co	1,150,975	18,439	Endo Pharmaceuticals Holdings Inc (a)	14,707	540
Honeywell International Inc	276,400	13,021	Forest Laboratories Inc (a)	27,226	900
Ingersoll-Rand PLC	356,268	14,005	King Pharmaceuticals Inc (a)	31,937	451
ITT Corp	139,036	6,561	McKesson Corp	14,528	958
Leggett & Platt Inc	7,066	144	Mead Johnson Nutrition Co	13,209	777
Parker Hannifin Corp	90,943	6,961	Merck & Co Inc	397,941	14,438
Pentair Inc	5,772	189	Mylan Inc/PA (a)	5,625	114
SPX Corp	4,900	329	Omnicare Inc	13,212	319
Tyco International Ltd	37,962	1,453	Pfizer Inc	3,071,000	53,436
	$ 63,313		Teva Pharmaceutical Industries Ltd ADR	211,900	10,998
			Watson Pharmaceuticals Inc (a)	13,949	651
Office & Business Equipment - 0.52%
Pitney Bowes Inc	7,031	154		$ 121,513
Xerox Corp	772,288	9,036	Pipelines - 0.17%
	$ 9,190		El Paso Corp	49,708	659
Oil & Gas - 11.26%			Spectra Energy Corp	55,852	1,328
Anadarko Petroleum Corp	259,224	15,961	Williams Cos Inc	42,888	923
Apache Corp	156,265	15,786		$ 2,910
Atwood Oceanics Inc (a)	5,371	174	Real Estate - 0.01%
Cabot Oil & Gas Corp	12,968	376	Forest City Enterprises Inc (a)	13,780	201
Chesapeake Energy Corp	56,344	1,223
Chevron Corp	384,867	31,794	REITS - 1.00%
ConocoPhillips	286,454	17,016	Alexandria Real Estate Equities Inc	5,400	397
Devon Energy Corp	203,117	13,206	Annaly Capital Management Inc	51,532	913
Ensco PLC ADR	269,900	12,507	Apartment Investment & Management Co	7,031	164
EQT Corp	355,100	13,295	AvalonBay Communities Inc	6,861	729
Exxon Mobil Corp	223,481	14,855	Boston Properties Inc	11,900	1,026
Helmerich & Payne Inc	11,469	491	Brandywine Realty Trust	16,153	193
Hess Corp	174,839	11,020	BRE Properties Inc	8,005	344
Marathon Oil Corp	400,721	14,253	Camden Property Trust	8,381	416
Murphy Oil Corp	14,622	953	Chimera Investment Corp	107,625	441
Newfield Exploration Co (a)	106,681	6,360	CommonWealth REIT	8,116	207
Nexen Inc	239,700	5,103	Corporate Office Properties Trust	7,212	256
Noble Energy Inc	15,053	1,226	Douglas Emmett Inc	15,241	273
Occidental Petroleum Corp	210,457	16,548	Equity Residential	22,028	1,071
Pioneer Natural Resources Co	10,036	700	Essex Property Trust Inc	2,344	265
Rowan Cos Inc (a)	99,508	3,274	Federal Realty Investment Trust	2,813	231
SM Energy Co	2,418	101	General Growth Properties Inc	5,484	92
Sunoco Inc	14,060	527	HCP Inc	24,442	880
Unit Corp (a)	5,130	201	Health Care REIT Inc	14,528	742
Valero Energy Corp	48,950	879	Hospitality Properties Trust	15,345	350
Whiting Petroleum Corp (a)	5,772	580	Host Hotels & Resorts Inc	56,098	891
	$ 198,409		Kimco Realty Corp	33,817	583
Oil & Gas Services - 0.70%			Liberty Property Trust	14,032	469
Baker Hughes Inc	23,371	1,083	Mack-Cali Realty Corp	9,832	330
Cameron International Corp (a)	12,185	533	Nationwide Health Properties Inc	14,060	574
National Oilwell Varco Inc	153,270	8,240	Piedmont Office Realty Trust Inc	5,669	107
Oceaneering International Inc (a)	6,883	426	Public Storage Inc	1,630	162
Oil States International Inc (a)	6,230	318	Realty Income Corp	13,109	449
Schlumberger Ltd	13,019	910	Regency Centers Corp	9,798	413
SEACOR Holdings Inc (a)	2,843	269	Senior Housing Properties Trust	15,905	380
Weatherford International Ltd (a)	32,807	552	Simon Property Group Inc	7,499	720
	$ 12,331		SL Green Realty Corp	9,654	634
Packaging & Containers - 0.17%			Taubman Centers Inc	6,673	310
Ball Corp	8,436	543	UDR Inc	18,907	425
Bemis Co Inc	13,570	431	Ventas Inc	13,443	720
Greif Inc	4,176	245	Vornado Realty Trust	12,186	1,065
Owens-Illinois Inc (a)	13,122	368	Weingarten Realty Investors	13,123	317
				$ 17,539
accompanying notes			354

See

See accompanying notes

355

Schedule of Investments
LargeCap Value Fund III
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Retail - 3.57%			Transportation (continued)
Abercrombie & Fitch Co	2,596 $	111	Kirby Corp (a)	6,307 $	271
American Eagle Outfitters Inc	18,278	293	Norfolk Southern Corp	31,117	1,913
AutoNation Inc (a)	5,449	126	Tidewater Inc	6,494	300
CVS Caremark Corp	493,759	14,872	Union Pacific Corp	192,677	16,894
Foot Locker Inc	18,762	299			$ 22,156
GameStop Corp (a)	17,809	350	Water - 0.03%
Gap Inc/The	1,137,429	21,623	American Water Works Co Inc	21,808	521
Kohl's Corp (a)	179,273	9,179
Lowe's Cos Inc	30,464	650	TOTAL COMMON STOCKS		$ 1,724,051
Macy's Inc	33,745	798		Maturity
Office Depot Inc (a)	603,100	2,708
				Amount
RadioShack Corp	13,666	275	REPURCHASE AGREEMENTS - 1.92%	(000's)	Value (000's)
Sears Holdings Corp (a)	5,156	371
Signet Jewelers Ltd (a)	10,718	377	Investment Banks - 1.92% in Joint Trading Account; Bank of	$ 9,656	$ 9,657
TJX Cos Inc	137,400	6,305	America Repurchase Agreement; 0.22%
Walgreen Co	9,842	333	dated 10/29/10 maturing 11/01/10
Wal-Mart Stores Inc	78,725	4,265	(collateralized by Sovereign Agency Issues;
	$ 62,935		$9,849,413; 0.00% - 5.25%; dated 05/01/13 -
Savings & Loans - 0.13%			04/15/42)
First Niagara Financial Group Inc	26,191	310	Investment in Joint Trading Account; Credit Suisse	9,322	9,322
Hudson City Bancorp Inc	50,148	584	Repurchase Agreement; 0.21% dated
New York Community Bancorp Inc	37,273	631	10/29/10 maturing 11/01/10 (collateralized by
People's United Financial Inc	43,119	531	US Treasury Note; $9,508,532; 1.13%; dated
Washington Federal Inc	13,707	206	01/15/12)
	$ 2,262		Investment in Joint Trading Account; Deutsche	8,856	8,856
Semiconductors - 0.75%			Bank Repurchase Agreement; 0.21% dated
Advanced Micro Devices Inc (a)	45,161	331	10/29/10 maturing 11/01/10 (collateralized by
Atmel Corp (a)	5,625	50	Sovereign Agency Issues; $9,033,105; 0.38%
Fairchild Semiconductor International Inc (a)	15,561	176	- 3.75%; dated 12/06/10 - 01/29/15)
Intel Corp	466,876	9,370	Investment in Joint Trading Account; Morgan	6,059	6,059
International Rectifier Corp (a)	8,820	205	Stanley Repurchase Agreement; 0.20% dated
LSI Corp (a)	81,541	427	10/29/10 maturing 11/01/10 (collateralized by
Micron Technology Inc (a)	104,275	862	Sovereign Agency Issues; $6,180,545; 1.88%
PMC - Sierra Inc (a)	27,953	215	- 6.13%; dated 01/09/12 - 02/21/13)
Texas Instruments Inc	55,739	1,648			$ 33,894
	$ 13,284		TOTAL REPURCHASE AGREEMENTS		$ 33,894
Software - 2.02%			Total Investments		$ 1,757,945
Activision Blizzard Inc	46,085	529	Other Assets in Excess of Liabilities, Net - 0.21%		$ 3,689
Broadridge Financial Solutions Inc	1,407	31	TOTAL NET ASSETS - 100.00%		$ 1,761,634
CA Inc	8,437	196
Fidelity National Information Services Inc	19,809	537
Fiserv Inc (a)	6,341	346	(a) Non-Income Producing Security
Microsoft Corp	1,001,020	26,666
Oracle Corp	246,630	7,251
	$ 35,556		Unrealized Appreciation (Depreciation)
Telecommunications - 6.33%			The net federal income tax unrealized appreciation (depreciation) and federal tax
Amdocs Ltd (a)	17,341	532	cost of investments held as of the period end were as follows:

AT&T Inc	1,707,777	48,672
CenturyLink Inc	179,966	7,447
Cisco Systems Inc (a)	551,443	12,589	Unrealized Appreciation		$ 157,330
CommScope Inc (a)	11,762	372	Unrealized Depreciation		(77,666)
			Net Unrealized Appreciation (Depreciation)		$ 79,664
Corning Inc	463,250	8,468	Cost for federal income tax purposes		$ 1,678,281
EchoStar Holding Corp (a)	4,765	101
			All dollar amounts are shown in thousands (000's)
Frontier Communications Corp	72,692	638
Motorola Inc (a)	1,297,188	10,572
			Portfolio Summary (unaudited)
Qwest Communications International Inc	130,277	860	Sector		Percent
Sprint Nextel Corp (a)	267,415	1,102
Tellabs Inc	49,689	339	Financial		22 .33%
Verizon Communications Inc	280,089	9,095	Consumer, Non-cyclical		20 .52%
Virgin Media Inc	24,842	632	Communications		14 .22%
Vodafone Group PLC ADR	350,800	9,651	Energy		12 .28%
Windstream Corp	31,080	393	Industrial		10 .00%
			Technology		6 .55%
	$ 111,463		Consumer, Cyclical		5 .89%
Toys, Games & Hobbies - 0.02%			Utilities		5 .14%
Mattel Inc	17,809	415	Basic Materials		2 .86%
			Other Assets in Excess of Liabilities, Net		0 .21%
Transportation - 1.26%			TOTAL NET ASSETS		100.00%
CSX Corp	32,729	2,011
FedEx Corp	8,437	740
Frontline Ltd/Bermuda	938	27

Schedule of Investments
LargeCap Value Fund III
October 31, 2010

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
S&P 500 eMini; December 2010	Long	703 $	40,621	$ 41,466	$ 845
					$ 845
All dollar amounts are shown in thousands (000's)

See accompanying notes

356

Schedule of Investments
MidCap Blend Fund
October 31, 2010

COMMON STOCKS - 98.92%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.26%			Insurance (continued)
Lamar Advertising Co (a)	95,595 $	3,249	Aon Corp	317,990 $	12,640
			Brown & Brown Inc	612,354	13,649
Aerospace & Defense - 0.78%			Everest Re Group Ltd	252,448	21,276
Alliant Techsystems Inc (a)	126,320	9,631	Fairfax Financial Holdings Ltd (a)	3,440	1,407
			Fidelity National Financial Inc	88,436	1,184
Banks - 1.26%			First American Financial Corp	243,343	3,417
CIT Group Inc (a)	230,101	9,970	Loews Corp	841,858	33,237
M&T Bank Corp	75,920	5,675	Markel Corp (a)	73,432	24,601
	$ 15,645		Marsh & McLennan Cos Inc	384,182	9,597
Beverages - 0.13%			Mercury General Corp	12,709	540
Molson Coors Brewing Co	34,512	1,630	Progressive Corp/The	511,707	10,828
			White Mountains Insurance Group Ltd	34,389	10,977
Commercial Services - 7.15%				$ 144,215
CoreLogic Inc	228,983	4,023	Internet - 0.96%
Iron Mountain Inc	1,452,642	31,653	Liberty Media Corp - Interactive (a)	809,104	11,942
Lender Processing Services Inc	299,941	8,650
Moody's Corp	520,240	14,078	Investment Companies - 0.23%
SAIC Inc (a)	1,182,260	18,372	RHJ International (a),(b)	365,861	2,817
Western Union Co/The	679,871	11,966
	$ 88,742		Media - 11.80%
Consumer Products - 1.72%			Discovery Communications Inc - A Shares (a)	308,737	13,773
Clorox Co	321,286	21,381	Discovery Communications Inc - C Shares (a)	388,490	15,097
			DISH Network Corp	1,277,220	25,366
Distribution & Wholesale - 0.30%			Liberty Global Inc - A Shares (a)	642,225	24,270
Fastenal Co	73,143	3,765	Liberty Global Inc - B Shares (a)	217,965	7,888
			Liberty Media Corp - Capital Series A (a)	820,899	47,234
Diversified Financial Services - 2.41%			Liberty Media Corp - Starz (a)	111,375	7,297
Ameriprise Financial Inc	193,955	10,026	Washington Post Co/The	13,522	5,438
Onex Corp	680,268	19,923		$ 146,363
	$ 29,949		Mining - 5.23%
Electric - 2.17%			Franco-Nevada Corp	755,788	26,070
AES Corp/The (a)	644,118	7,691	Newmont Mining Corp	452,695	27,555
Allegheny Energy Inc	386,123	8,958	Royal Gold Inc	226,492	11,214
Brookfield Infrastructure Partners LP	80,336	1,699		$ 64,839
Calpine Corp (a)	683,939	8,549	Miscellaneous Manufacturing - 0.91%
	$ 26,897		Tyco International Ltd	293,945	11,252
Electronics - 1.13%
Gentex Corp	701,749	14,021	Oil & Gas - 6.08%
			Cimarex Energy Co	141,755	10,880
Energy - Alternate Sources - 1.89%			Denbury Resources Inc (a)	627,930	10,687
Covanta Holding Corp	1,485,038	23,434	EOG Resources Inc	199,318	19,079
			EQT Corp	433,221	16,220
Entertainment - 1.00%			Nabors Industries Ltd (a)	300,506	6,280
Ascent Media Corp (a)	77,256	2,104	Newfield Exploration Co (a)	74,700	4,454
International Game Technology	663,383	10,342	QEP Resources Inc	235,786	7,788
	$ 12,446			$ 75,388
Food - 2.10%			Oil & Gas Services - 0.25%
Kellogg Co	213,106	10,710	Weatherford International Ltd (a)	186,201	3,130
Sysco Corp	519,749	15,312
	$ 26,022		Pharmaceuticals - 2.21%
Gas - 1.49%			Mead Johnson Nutrition Co	188,890	11,110
National Fuel Gas Co	175,797	9,701	Valeant Pharmaceuticals International Inc	591,290	16,326
Questar Corp	520,000	8,824		$ 27,436
	$ 18,525		Pipelines - 2.92%
Healthcare - Products - 3.44%			Spectra Energy Corp	719,168	17,095
Becton Dickinson and Co	133,306	10,067	Williams Cos Inc	888,154	19,113
Covidien PLC	242,450	9,667		$ 36,208
DENTSPLY International Inc	406,921	12,773	Real Estate - 2.77%
St Jude Medical Inc (a)	266,294	10,199	Brookfield Asset Management Inc	866,012	25,738
	$ 42,706		Forest City Enterprises Inc (a)	589,838	8,606
Healthcare - Services - 4.63%				$ 34,344
Coventry Health Care Inc (a)	407,347	9,540	REITS - 0.44%
Laboratory Corp of America Holdings (a)	458,927	37,320	General Growth Properties Inc	322,191	5,413
Lincare Holdings Inc	402,544	10,555
	$ 57,415		Retail - 8.95%
			AutoZone Inc (a)	61,647	14,649
Holding Companies - Diversified - 1.64%
Leucadia National Corp	798,805	20,306	Copart Inc (a)	293,300	9,931
			O'Reilly Automotive Inc (a)	884,888	51,766
Insurance - 11.63%			TJX Cos Inc	445,130	20,427
Alleghany Corp (a)	2,870	862

See accompanying notes

357

Schedule of Investments
MidCap Blend Fund
October 31, 2010

			Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax
COMMON STOCKS (continued)		Shares Held Value (000's)	cost of investments held as of the period end were as follows:
Retail (continued)
Yum! Brands Inc	287,607 $	14,254	Unrealized Appreciation	$ 216,098
		$ 111,027	Unrealized Depreciation	(78,481)
Semiconductors - 0.98%			Net Unrealized Appreciation (Depreciation)	$ 137,617
Microchip Technology Inc	377,560	12,150	Cost for federal income tax purposes	$ 1,100,972
			All dollar amounts are shown in thousands (000's)
Software - 5.51%
Broadridge Financial Solutions Inc	350,650	7,715	Portfolio Summary (unaudited)
Dun & Bradstreet Corp	223,051	16,597	Sector	Percent
Fidelity National Information Services Inc	524,290	14,208	Consumer, Non-cyclical	21 .38%
Intuit Inc (a)	353,214	16,954
			Financial	19 .66%
Microsoft Corp	484,300	12,902	Communications	15 .72%
		$ 68,376	Consumer, Cyclical	12 .02%
Telecommunications - 2.70%			Energy	11.14%
American Tower Corp (a)	228,149	11,775
EchoStar Holding Corp (a)	408,648	8,663	Technology	6 .49%
			Basic Materials	5 .23%
Telephone & Data Systems Inc	140,928	4,909	Utilities	3 .66%
Telephone & Data Systems Inc - Special Shares	273,558	8,160	Industrial	2 .90%
		$ 33,507	Diversified	1 .64%
Textiles - 1.77%			Other Assets in Excess of Liabilities, Net	0 .16%
Cintas Corp	528,453	14,517	TOTAL NET ASSETS	100.00%
Mohawk Industries Inc (a)	130,206	7,466
		$ 21,983
Transportation - 0.08%
Heartland Express Inc	70,142	1,046

TOTAL COMMON STOCKS		$ 1,227,200
	Maturity
	Amount
REPURCHASE AGREEMENTS - 0.92%	(000's)	Value (000's)
Banks - 0.92%
Investment in Joint Trading Account; Bank of	$ 3,245	$ 3,245
America Repurchase Agreement; 0.22%
dated 10/29/10 maturing 11/01/10
(collateralized by Sovereign Agency Issues;
$3,309,533; 0.00% - 5.25%; dated 05/01/13 -
04/15/42)
Investment in Joint Trading Account; Credit Suisse	3,132	3,132
Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
US Treasury Note; $3,194,993; 1.13%; dated
01/15/12)
Investment in Joint Trading Account; Deutsche	2,976	2,976
Bank Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $3,035,244; 0.38%
- 3.75%; dated 12/06/10 - 01/29/15)
Investment in Joint Trading Account; Morgan	2,036	2,036
Stanley Repurchase Agreement; 0.20% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $2,076,746; 1.88%
- 6.13%; dated 01/09/12 - 02/21/13)
		$ 11,389
TOTAL REPURCHASE AGREEMENTS		$ 11,389
Total Investments		$ 1,238,589
Other Assets in Excess of Liabilities, Net - 0.16%		$ 2,012
TOTAL NET ASSETS - 100.00%		$ 1,240,601

(a)	Non-Income Producing Security
(b)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $2,817 or 0.23% of net assets.

See accompanying notes

358

Schedule of Investments
MidCap Growth Fund
October 31, 2010

COMMON STOCKS - 98.46%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Aerospace & Defense - 2.57%			Machinery - Construction & Mining - 1.35%
BE Aerospace Inc (a)	77,920 $	2,864	Bucyrus International Inc	22,000 $	1,499

Apparel - 6.53%			Machinery - Diversified - 4.06%
Coach Inc	26,956	1,348	Cummins Inc	23,515	2,072
Deckers Outdoor Corp (a)	31,500	1,830	Roper Industries Inc	35,200	2,444
Under Armour Inc (a)	54,520	2,545			$ 4,516
Warnaco Group Inc/The (a)	29,100	1,545	Mining - 0.95%
	$ 7,268		Titanium Metals Corp (a)	53,900	1,060
Automobile Parts & Equipment - 4.29%
BorgWarner Inc (a)	53,080	2,978	Oil & Gas - 2.21%
Tenneco Inc (a)	54,930	1,792	Brigham Exploration Co (a)	63,301	1,335
	$ 4,770		Noble Energy Inc	13,845	1,128
Biotechnology - 4.67%					$ 2,463
Alexion Pharmaceuticals Inc (a)	41,600	2,841	Oil & Gas Services - 3.11%
Illumina Inc (a)	22,825	1,240	Complete Production Services Inc (a)	82,700	1,938
Myriad Genetics Inc (a)	56,200	1,120	Core Laboratories NV	19,510	1,517
	$ 5,201				$ 3,455
Chemicals - 6.98%			Pharmaceuticals - 5.67%
Albemarle Corp	60,715	3,044	Endo Pharmaceuticals Holdings Inc (a)	41,100	1,510
CF Industries Holdings Inc	18,700	2,291	Perrigo Co	16,785	1,106
Eastman Chemical Co	30,900	2,428	Salix Pharmaceuticals Ltd (a)	37,310	1,411
	$ 7,763		Shire PLC ADR	32,505	2,279
Commercial Services - 3.97%					$ 6,306
Gartner Inc (a)	68,323	2,165	Real Estate - 1.55%
SuccessFactors Inc (a)	83,200	2,257	Jones Lang LaSalle Inc	22,100	1,725
	$ 4,422
Computers - 4.33%			Retail - 7.09%
Cognizant Technology Solutions Corp (a)	36,625	2,388	Chipotle Mexican Grill Inc (a)	5,862	1,232
NetApp Inc (a)	45,565	2,426	Lululemon Athletica Inc (a)	25,400	1,126
	$ 4,814		Panera Bread Co (a)	20,095	1,799
Cosmetics & Personal Care - 1.73%			PetSmart Inc	36,133	1,352
Estee Lauder Cos Inc/The	26,982	1,920	Phillips-Van Heusen Corp	38,855	2,383
					$ 7,892
Distribution & Wholesale - 2.10%			Software - 6.50%
Fossil Inc (a)	39,632	2,338	Intuit Inc (a)	46,600	2,237
			Red Hat Inc (a)	60,000	2,535
Electrical Components & Equipment - 1.07%			Salesforce.com Inc (a)	21,165	2,457
AMETEK Inc	22,000	1,189			$ 7,229
			Telecommunications - 3.69%
Electronics - 1.94%			Juniper Networks Inc (a)	52,700	1,707
Agilent Technologies Inc (a)	62,100	2,161	Virgin Media Inc	94,455	2,402
					$ 4,109
Environmental Control - 1.96%			Transportation - 3.98%
Stericycle Inc (a)	30,400	2,181	CH Robinson Worldwide Inc	29,900	2,108
			Kansas City Southern (a)	53,020	2,323
Food - 1.41%					$ 4,431
Whole Foods Market Inc	39,418	1,567	TOTAL COMMON STOCKS		$ 109,543
				Maturity
Healthcare - Products - 1.41%				Amount
Edwards Lifesciences Corp (a)	24,529	1,568
			REPURCHASE AGREEMENTS - 3.06%	(000's)	Value (000's)
			Banks - 3.06%
Internet - 7.81%			Investment in Joint Trading Account; Bank of	$ 969	$ 969
Baidu Inc/China ADR(a)	11,270	1,239
Ctrip.com International Ltd ADR(a)	23,200	1,208	America Repurchase Agreement; 0.22%
Digital River Inc (a)	29,600	1,103	dated 10/29/10 maturing 11/01/10
F5 Networks Inc (a)	23,823	2,804	(collateralized by Sovereign Agency Issues;
Sina Corp/China (a)	41,400	2,331	$988,288; 0.00% - 5.25%; dated 05/01/13 -
			04/15/42)
	$ 8,685		Investment in Joint Trading Account; Credit Suisse	935	935
Iron & Steel - 0.97%			Repurchase Agreement; 0.21% dated
Cliffs Natural Resources Inc	16,600	1,082	10/29/10 maturing 11/01/10 (collateralized by
			US Treasury Note; $954,084; 1.13%; dated
Leisure Products & Services - 1.31%			01/15/12)
Polaris Industries Inc	20,420	1,452	Investment in Joint Trading Account; Deutsche	889	889
			Bank Repurchase Agreement; 0.21% dated
Lodging - 3.25%			10/29/10 maturing 11/01/10 (collateralized by
Home Inns & Hotels Management Inc ADR(a)	21,600	1,105	Sovereign Agency Issues; $906,379; 0.38% -
Starwood Hotels & Resorts Worldwide Inc	46,325	2,508	3.75%; dated 12/06/10 - 01/29/15)
	$ 3,613

See accompanying notes

359

Schedule of Investments MidCap Growth Fund October 31, 2010

Maturity
Amount
REPURCHASE AGREEMENTS (continued)	(000's)	Value (000's)
Banks (continued)
Investment in Joint Trading Account; Morgan	$ 608	$ 608
Stanley Repurchase Agreement; 0.20% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $620,155; 1.88% -
6.13%; dated 01/09/12 - 02/21/13)
$ 3,401
TOTAL REPURCHASE AGREEMENTS		$ 3,401
Total Investments		$ 112,944
Liabilities in Excess of Other Assets, Net - (1.52)%		$ (1,690)
TOTAL NET ASSETS - 100.00%		$ 111,254

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 18,945
Unrealized Depreciation		(762)
Net Unrealized Appreciation (Depreciation)		$ 18,183
Cost for federal income tax purposes		$ 94,761
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector		Percent
Consumer, Cyclical		24 .56%
Consumer, Non-cyclical		18 .87%
Industrial		16 .93%
Communications		11 .50%
Technology		10 .83%
Basic Materials		8 .90%
Energy		5 .32%
Financial		4 .61%
Liabilities in Excess of Other Assets, Net		(1 .52)%
TOTAL NET ASSETS		100.00%

See accompanying notes

360

Schedule of Investments
MidCap Growth Fund III
October 31, 2010

COMMON STOCKS - 97.16%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.70%			Chemicals (continued)
Interpublic Group of Cos Inc (a)	917,159 $	9,493	Eastman Chemical Co	3,823 $	300
			Ecolab Inc	200,787	9,903
Aerospace & Defense - 1.46%			FMC Corp	9,147	669
Alliant Techsystems Inc (a)	30,722	2,342	International Flavors & Fragrances Inc	61,495	3,084
Goodrich Corp	145,082	11,907	Lubrizol Corp	51,477	5,277
L-3 Communications Holdings Inc	6,872	496	LyondellBasell Industries NV (a)	183,340	4,925
Rockwell Collins Inc	49,016	2,966	PPG Industries Inc	43,665	3,349
Spirit Aerosystems Holdings Inc (a)	74,792	1,618	RPM International Inc	35,250	730
TransDigm Group Inc (a)	7,781	516	Sherwin-Williams Co/The	10,652	777
	$ 19,845		Sigma-Aldrich Corp	25,650	1,627
Airlines - 1.44%			Valspar Corp	37,560	1,205
Alaska Air Group Inc (a)	17,300	913		$ 49,228
Copa Holdings SA	4,991	253	Coal - 1.53%
Delta Air Lines Inc (a)	160,777	2,234	Alpha Natural Resources Inc (a)	155,240	7,013
Southwest Airlines Co	104,681	1,441	Arch Coal Inc	21,327	524
United Continental Holdings Inc (a)	506,535	14,709	Consol Energy Inc	19,236	707
	$ 19,550		Walter Energy Inc	142,310	12,517
Apparel - 1.54%				$ 20,761
Coach Inc	334,600	16,730	Commercial Services - 2.64%
Hanesbrands Inc (a)	25,256	626	Aaron's Inc	10,723	202
Polo Ralph Lauren Corp	33,957	3,290	Alliance Data Systems Corp (a)	8,430	512
VF Corp	2,860	238	Apollo Group Inc (a)	23,699	888
Warnaco Group Inc/The (a)	2,300	122	Career Education Corp (a)	22,170	388
	$ 21,006		DeVry Inc	19,815	948
Automobile Manufacturers - 0.18%			Emergency Medical Services Corp (a)	58,191	3,164
Navistar International Corp (a)	20,323	979	FTI Consulting Inc (a)	9,678	343
Oshkosh Corp (a)	51,121	1,509	Gartner Inc (a)	19,316	612
	$ 2,488		Global Payments Inc	16,720	651
Automobile Parts & Equipment - 1.36%			H&R Block Inc	100,436	1,184
Autoliv Inc	29,912	2,132	Hillenbrand Inc	15,900	342
BorgWarner Inc (a)	190,354	10,681	Iron Mountain Inc	33,594	732
Goodyear Tire & Rubber Co/The (a)	232,523	2,376	ITT Educational Services Inc (a)	21,849	1,410
Lear Corp (a)	12,209	1,080	KAR Auction Services Inc (a)	2,010	26
TRW Automotive Holdings Corp (a)	31,670	1,447	Lender Processing Services Inc	44,827	1,293
WABCO Holdings Inc (a)	16,434	763	Manpower Inc	66,520	3,641
	$ 18,479		Moody's Corp	77,358	2,093
Banks - 0.01%			Paychex Inc	51,001	1,413
Bank of Hawaii Corp	3,937	170	Pharmaceutical Product Development Inc	19,259	497
			Robert Half International Inc	23,706	643
Beverages - 1.27%			RR Donnelley & Sons Co	46,321	855
			SAIC Inc (a)	48,881	760
Brown-Forman Corp	28,702	1,745
Coca-Cola Enterprises Inc	30,877	741	SEI Investments Co	70,468	1,561
Dr Pepper Snapple Group Inc	44,065	1,611	Strayer Education Inc	3,552	497
Green Mountain Coffee Roasters Inc (a)	197,695	6,522	SuccessFactors Inc (a)	233,810	6,341
Hansen Natural Corp (a)	129,226	6,618	Towers Watson & Co	1,716	88
			Valassis Communications Inc (a)	13,000	429
	$ 17,237		Verisk Analytics Inc (a)	58,414	1,742
Biotechnology - 2.32%
Alexion Pharmaceuticals Inc (a)	198,715	13,572	Weight Watchers International Inc	8,481	284
Amylin Pharmaceuticals Inc (a)	22,661	295	Western Union Co/The	133,393	2,348
Cubist Pharmaceuticals Inc (a)	38,600	899		$ 35,887
Dendreon Corp (a)	22,860	834	Computers - 4.34%
Human Genome Sciences Inc (a)	168,732	4,536	CACI International Inc (a)	17,900	897
Illumina Inc (a)	19,340	1,050	Cadence Design Systems Inc (a)	227,300	1,925
Life Technologies Corp (a)	37,606	1,887	Diebold Inc	3,621	111
Myriad Genetics Inc (a)	24,965	498	DST Systems Inc	13,951	604
United Therapeutics Corp (a)	112,622	6,757	IHS Inc (a)	9,087	656
Vertex Pharmaceuticals Inc (a)	31,959	1,225	Isilon Systems Inc (a)	291,210	8,291
			Lexmark International Inc (a)	9,500	361
	$ 31,553		MICROS Systems Inc (a)	83,490	3,790
Building Materials - 0.27%			NCR Corp (a)	105,931	1,454
Lennox International Inc	12,411	509	NetApp Inc (a)	356,998	19,010
Martin Marietta Materials Inc	7,178	578	SanDisk Corp (a)	419,270	15,756
Masco Corp	28,432	303	Seagate Technology PLC (a)	134,137	1,965
Owens Corning Inc (a)	86,513	2,339
			Synopsys Inc (a)	77,653	1,987
	$ 3,729		Teradata Corp (a)	34,198	1,346
Chemicals - 3.62%			Western Digital Corp (a)	26,719	855
Airgas Inc	15,355	1,089
Albemarle Corp	61,518	3,084		$ 59,008
Ashland Inc	8,782	453	Consumer Products - 0.90%
Celanese Corp	29,344	1,046	Avery Dennison Corp	42,206	1,534
CF Industries Holdings Inc	95,565	11,710	Church & Dwight Co Inc	43,427	2,860
			Clorox Co	64,714	4,307

See accompanying notes

361

Schedule of Investments
MidCap Growth Fund III
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Consumer Products (continued)			Engineering & Contruction - 0.71%
Scotts Miracle-Gro Co/The	21,229 $	1,133	Aecom Technology Corp (a)	57,382 $	1,521
Tupperware Brands Corp	53,685	2,406	Chicago Bridge & Iron Co NV (a)	10,447	263
	$ 12,240		Fluor Corp	35,200	1,696
Cosmetics & Personal Care - 0.53%			Jacobs Engineering Group Inc (a)	13,879	536
Alberto-Culver Co	4,874	182	KBR Inc	43,878	1,114
Avon Products Inc	67,696	2,061	McDermott International Inc (a)	171,818	2,651
Estee Lauder Cos Inc/The	70,371	5,008	Shaw Group Inc/The (a)	60,602	1,852
	$ 7,251			$ 9,633
Distribution & Wholesale - 1.10%			Entertainment - 0.11%
Fastenal Co	195,880	10,084	Bally Technologies Inc (a)	14,099	509
Fossil Inc (a)	9,516	562	International Game Technology	47,106	734
Ingram Micro Inc (a)	60,049	1,060	International Speedway Corp	12,060	276
LKQ Corp (a)	25,787	561		$ 1,519
WESCO International Inc (a)	6,611	283	Environmental Control - 0.33%
WW Grainger Inc	19,376	2,403	Nalco Holding Co	24,268	684
	$ 14,953		Republic Services Inc	74,656	2,225
Diversified Financial Services - 3.85%			Stericycle Inc (a)	13,374	960
Affiliated Managers Group Inc (a)	8,000	685	Waste Connections Inc	16,226	661
Ameriprise Financial Inc	50,916	2,632		$ 4,530
Credit Acceptance Corp (a)	3,700	218	Food - 1.84%
Discover Financial Services	322,500	5,693	Campbell Soup Co	21,367	774
Eaton Vance Corp	31,888	918	ConAgra Foods Inc	65,328	1,469
Federated Investors Inc	15,473	386	Flowers Foods Inc	5,300	135
IntercontinentalExchange Inc (a)	123,729	14,212	Hershey Co/The	164,801	8,156
Invesco Ltd	316,261	7,274	HJ Heinz Co	25,128	1,234
Lazard Ltd	14,533	536	Hormel Foods Corp	19,600	900
NASDAQ OMX Group Inc/The (a)	32,987	693	McCormick & Co Inc/MD	12,814	567
NYSE Euronext	72,895	2,233	Sara Lee Corp	74,503	1,068
T Rowe Price Group Inc	274,965	15,197	Tyson Foods Inc	29,700	462
TD Ameritrade Holding Corp	36,852	630	Whole Foods Market Inc	257,983	10,255
Waddell & Reed Financial Inc	35,546	1,033		$ 25,020
	$ 52,340		Forest Products & Paper - 0.21%
Electric - 0.15%			International Paper Co	76,517	1,934
Calpine Corp (a)	41,455	518	Plum Creek Timber Co Inc	17,682	652
Great Plains Energy Inc	14,500	276	Rayonier Inc	6,079	317
ITC Holdings Corp	6,965	436		$ 2,903
Pinnacle West Capital Corp	4,200	173	Gas - 0.38%
TECO Energy Inc	34,800	612	Questar Corp	297,640	5,051
	$ 2,015		Southern Union Co	6,300	158
Electrical Components & Equipment - 0.23%				$ 5,209
AMETEK Inc	19,550	1,056	Hand & Machine Tools - 0.16%
Energizer Holdings Inc (a)	2,900	217	Lincoln Electric Holdings Inc	11,251	672
General Cable Corp (a)	4,761	133	Regal-Beloit Corp	26,538	1,532
Hubbell Inc	33,022	1,784		$ 2,204
	$ 3,190		Healthcare - Products - 3.87%
Electronics - 1.72%			CareFusion Corp (a)	49,400	1,193
Agilent Technologies Inc (a)	129,414	4,504	Cooper Cos Inc/The	2,256	111
Amphenol Corp	32,916	1,650	CR Bard Inc	32,464	2,698
Arrow Electronics Inc (a)	3,409	101	DENTSPLY International Inc	26,722	839
AVX Corp	59,045	847	Edwards Lifesciences Corp (a)	20,689	1,322
Dolby Laboratories Inc (a)	8,502	524	Gen-Probe Inc (a)	36,166	1,751
FLIR Systems Inc (a)	29,083	810	Henry Schein Inc (a)	157,739	8,856
Garmin Ltd	22,379	735	Hill-Rom Holdings Inc	13,585	526
Gentex Corp	25,205	504	Hologic Inc (a)	21,300	341
Itron Inc (a)	33,800	2,054	Hospira Inc (a)	199,108	11,844
Jabil Circuit Inc	32,501	499	IDEXX Laboratories Inc (a)	10,527	631
Mettler-Toledo International Inc (a)	8,506	1,111	Intuitive Surgical Inc (a)	41,429	10,894
National Instruments Corp	14,900	518	Kinetic Concepts Inc (a)	54,945	2,090
PerkinElmer Inc	62,300	1,461	Patterson Cos Inc	84,948	2,349
Thomas & Betts Corp (a)	38,945	1,696	ResMed Inc (a)	92,560	2,950
Trimble Navigation Ltd (a)	19,260	690	Teleflex Inc	29,191	1,628
Vishay Intertechnology Inc (a)	33,100	374	Thoratec Corp (a)	14,638	478
Waters Corp (a)	66,188	4,906	Varian Medical Systems Inc (a)	22,557	1,426
Watts Water Technologies Inc	10,700	376	Zimmer Holdings Inc (a)	15,100	716
	$ 23,360			$ 52,643
Energy - Alternate Sources - 0.58%			Healthcare - Services - 2.36%
Covanta Holding Corp	1,917	30	AMERIGROUP Corp (a)	87,230	3,640
First Solar Inc (a)	57,338	7,895	Community Health Systems Inc (a)	72,589	2,183
	$ 7,925		Covance Inc (a)	11,806	555
			DaVita Inc (a)	105,311	7,556

See accompanying notes

362

Schedule of Investments
MidCap Growth Fund III
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Healthcare - Services (continued)			Machinery - Diversified - 2.29%
Health Management Associates Inc (a)	63,917 $	512	Babcock & Wilcox Co (a)	24,123 $	551
Humana Inc (a)	18,510	1,079	CNH Global NV (a)	13,518	536
Laboratory Corp of America Holdings (a)	35,141	2,858	Cummins Inc	203,961	17,969
Lincare Holdings Inc	25,374	665	Flowserve Corp	8,758	876
Quest Diagnostics Inc	23,559	1,158	Gardner Denver Inc	30,945	1,789
Tenet Healthcare Corp (a)	89,260	389	Graco Inc	15,473	533
Universal Health Services Inc	277,918	11,470	IDEX Corp	67,551	2,437
	$ 32,065		Rockwell Automation Inc	66,941	4,175
Home Builders - 0.18%			Roper Industries Inc	14,922	1,036
NVR Inc (a)	3,975	2,494	Zebra Technologies Corp (a)	36,300	1,299
				$ 31,201
Home Furnishings - 0.66%			Media - 0.86%
Harman International Industries Inc (a)	49,600	1,664	CBS Corp	20,661	350
Tempur-Pedic International Inc (a)	168,973	5,830	Discovery Communications Inc - A Shares (a)	32,840	1,465
Whirlpool Corp	19,293	1,463	Factset Research Systems Inc	37,856	3,323
	$ 8,957		John Wiley & Sons Inc	38,728	1,671
Housewares - 0.11%			McGraw-Hill Cos Inc/The	81,215	3,057
Toro Co	27,285	1,549	Meredith Corp	3,906	133
			Scripps Networks Interactive	16,424	836
Insurance - 0.83%			Sirius XM Radio Inc (a)	615,969	921
Aon Corp	13,413	533		$ 11,756
Arch Capital Group Ltd (a)	17,033	1,471	Metal Fabrication & Hardware - 0.29%
Arthur J Gallagher & Co	6,649	187	Timken Co	83,868	3,474
Axis Capital Holdings Ltd	61,023	2,076	Valmont Industries Inc	5,657	446
Brown & Brown Inc	15,399	343		$ 3,920
Endurance Specialty Holdings Ltd	42,364	1,754	Mining - 0.53%
Erie Indemnity Co	5,267	301	Compass Minerals International Inc	15,200	1,199
Hartford Financial Services Group Inc	51,900	1,245	Silver Wheaton Corp (a)	194,070	5,579
Marsh & McLennan Cos Inc	89,618	2,239	Titanium Metals Corp (a)	21,821	429
Reinsurance Group of America Inc	13,500	676		$ 7,207
Validus Holdings Ltd	16,773	475	Miscellaneous Manufacturing - 1.33%
	$ 11,300		Carlisle Cos Inc	1,129	40
Internet - 5.07%			Cooper Industries PLC	30,791	1,614
Akamai Technologies Inc (a)	138,365	7,149	Donaldson Co Inc	14,464	705
Equinix Inc (a)	7,151	602	Dover Corp	21,694	1,152
Expedia Inc	55,471	1,606	Eaton Corp	20,739	1,842
F5 Networks Inc (a)	217,644	25,617	Harsco Corp	1,541	36
GSI Commerce Inc (a)	218,690	5,341	ITT Corp	9,586	452
IAC/InterActiveCorp (a)	32,800	915	Pall Corp	18,563	792
McAfee Inc (a)	24,653	1,166	Parker Hannifin Corp	110,337	8,446
MercadoLibre Inc (a)	58,400	3,862	Pentair Inc	13,097	429
NetFlix Inc (a)	15,060	2,613	SPX Corp	2,470	166
Priceline.com Inc (a)	26,708	10,064	Textron Inc	113,750	2,368
Symantec Corp (a)	56,200	909		$ 18,042
VeriSign Inc (a)	250,783	8,715
			Office & Business Equipment - 0.04%
WebMD Health Corp (a)	9,427	493	Pitney Bowes Inc	27,275	598
	$ 69,052
Iron & Steel - 1.58%			Oil & Gas - 3.52%
Allegheny Technologies Inc	15,572	820	Atlas Energy Inc (a)	14,619	426
Carpenter Technology Corp	27,100	966	Atwood Oceanics Inc (a)	2,897	94
Cliffs Natural Resources Inc	139,306	9,083	Cimarex Energy Co	170,336	13,073
Reliance Steel & Aluminum Co	59,939	2,509	Concho Resources Inc/Midland TX (a)	151,387	10,395
United States Steel Corp	188,570	8,069	Diamond Offshore Drilling Inc	5,692	377
	$ 21,447		EQT Corp	25,665	961
Leisure Products & Services - 1.16%			Forest Oil Corp (a)	18,461	567
Harley-Davidson Inc	43,175	1,324	Holly Corp	47,064	1,541
Royal Caribbean Cruises Ltd (a)	106,190	4,199	Mariner Energy Inc (a)	1,975	49
WMS Industries Inc (a)	235,140	10,259	Murphy Oil Corp	40,483	2,638
	$ 15,782		Nabors Industries Ltd (a)	126,657	2,647
Lodging - 2.45%			Noble Corp	4,343	150
Choice Hotels International Inc	502	19	Petrohawk Energy Corp (a)	33,898	577
Marriott International Inc/DE	49,761	1,844	QEP Resources Inc	130,540	4,312
Starwood Hotels & Resorts Worldwide Inc	324,172	17,551	Quicksilver Resources Inc (a)	1,975	29
Wynn Resorts Ltd	129,336	13,860	Range Resources Corp	25,314	946
	$ 33,274		Rowan Cos Inc (a)	37,682	1,240
Machinery - Construction & Mining - 1.21%			SM Energy Co	10,902	454
Bucyrus International Inc	11,935	814	Ultra Petroleum Corp (a)	24,048	990
Joy Global Inc	220,080	15,614	Whiting Petroleum Corp (a)	64,552	6,484
	$ 16,428			$ 47,950

See accompanying notes

363

Schedule of Investments
MidCap Growth Fund III
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Oil & Gas Services - 1.11%			Retail (continued)
Cameron International Corp (a)	164,192 $	7,184	Ltd Brands Inc	136,387 $	4,009
Core Laboratories NV	8,327	648	Macy's Inc	10,670	252
Dresser-Rand Group Inc (a)	50,837	1,739	Nordstrom Inc	311,243	11,986
Dril-Quip Inc (a)	2,900	200	O'Reilly Automotive Inc (a)	21,826	1,277
Exterran Holdings Inc (a)	1,693	43	Panera Bread Co (a)	27,635	2,473
FMC Technologies Inc (a)	19,213	1,385	PetSmart Inc	82,800	3,099
Oil States International Inc (a)	24,205	1,237	PF Chang's China Bistro Inc	91,130	4,184
Superior Energy Services Inc (a)	1,442	40	Phillips-Van Heusen Corp	8,971	550
Weatherford International Ltd (a)	154,493	2,597	Ross Stores Inc	78,480	4,630
	$ 15,073		Tiffany & Co	38,176	2,023
Packaging & Containers - 0.16%			Tractor Supply Co	62,024	2,457
Ball Corp	4,951	319	Urban Outfitters Inc (a)	94,341	2,903
Crown Holdings Inc (a)	34,441	1,109	Wendy's/Arby's Group Inc	124,900	575
Pactiv Corp (a)	18,855	625	Williams-Sonoma Inc	44,852	1,451
Temple-Inland Inc	5,079	105		$ 104,534
	$ 2,158		Savings & Loans - 0.01%
Pharmaceuticals - 2.94%			Hudson City Bancorp Inc	10,131	118
AmerisourceBergen Corp	385,737	12,660
Cardinal Health Inc	6,700	232	Semiconductors - 7.23%
Cephalon Inc (a)	14,700	977	Advanced Micro Devices Inc (a)	306,038	2,244
Herbalife Ltd	30,006	1,916	Altera Corp	47,898	1,495
Mead Johnson Nutrition Co	151,310	8,900	Analog Devices Inc	55,237	1,860
Mylan Inc/PA (a)	96,782	1,967	ASML Holding NV	281,420	9,340
Omnicare Inc	3,103	75	Atmel Corp (a)	78,204	693
Onyx Pharmaceuticals Inc (a)	133,380	3,578	Avago Technologies Ltd	27,102	669
Perrigo Co	21,549	1,420	Broadcom Corp	236,290	9,626
SXC Health Solutions Corp (a)	16,181	630	Cree Inc (a)	16,984	871
Valeant Pharmaceuticals International Inc	239,300	6,607	Cypress Semiconductor Corp (a)	675,840	9,529
VCA Antech Inc (a)	21,948	454	Fairchild Semiconductor International Inc (a)	27,600	311
Warner Chilcott PLC	23,786	572	Lam Research Corp (a)	301,853	13,822
	$ 39,988		Linear Technology Corp	42,511	1,370
			Marvell Technology Group Ltd (a)	137,555	2,656
Pipelines - 0.03%
El Paso Corp	33,062	438	Maxim Integrated Products Inc	158,047	3,423
			Microchip Technology Inc	29,113	937
			Micron Technology Inc (a)	17,700	146
Real Estate - 0.86%
CB Richard Ellis Group Inc (a)	531,466	9,752	National Semiconductor Corp	112,613	1,543
Jones Lang LaSalle Inc	25,815	2,015	Netlogic Microsystems Inc (a)	309,108	9,292
	$ 11,767		Novellus Systems Inc (a)	81,553	2,382
			NVIDIA Corp (a)	310,367	3,734
REITS - 1.03%			ON Semiconductor Corp (a)	225,753	1,732
Apartment Investment & Management Co	14,707	343	PMC - Sierra Inc (a)	3,102	24
Digital Realty Trust Inc	153,578	9,173	QLogic Corp (a)	71,375	1,254
Equity Residential	4,621	225	Rambus Inc (a)	26,796	530
Essex Property Trust Inc	11,688	1,321	Rovi Corp (a)	16,126	817
Federal Realty Investment Trust	6,660	546	Silicon Laboratories Inc (a)	4,200	168
General Growth Properties Inc	32,106	539	Skyworks Solutions Inc (a)	32,716	749
Hospitality Properties Trust	34,400	785	Teradyne Inc (a)	210,019	2,360
UDR Inc	2,731	61
Ventas Inc	10,894	583	Varian Semiconductor Equipment Associates Inc	408,776	13,354
			(a)
Vornado Realty Trust	5,712	499
	$ 14,075		Xilinx Inc	51,282	1,375
Retail - 7.68%				$ 98,306
Abercrombie & Fitch Co	156,200	6,695	Software - 5.72%
Advance Auto Parts Inc	60,110	3,906	Allscripts Healthcare Solutions Inc (a)	35,400	676
Aeropostale Inc (a)	34,613	844	ANSYS Inc (a)	14,303	647
AutoZone Inc (a)	7,391	1,756	Autodesk Inc (a)	123,098	4,454
Bed Bath & Beyond Inc (a)	117,673	5,166	BMC Software Inc (a)	82,218	3,738
Big Lots Inc (a)	38,668	1,212	Broadridge Financial Solutions Inc	74,821	1,646
BJ's Wholesale Club Inc (a)	35,900	1,498	CA Inc	224,112	5,201
Brinker International Inc	22,812	423	Cerner Corp (a)	79,383	6,972
CarMax Inc (a)	35,340	1,095	Citrix Systems Inc (a)	78,411	5,024
			Compuware Corp (a)	32,463	325
Chico's FAS Inc	45,631	444
Childrens Place Retail Stores Inc/The (a)	4,500	198	Dun & Bradstreet Corp	9,263	689
Chipotle Mexican Grill Inc (a)	18,268	3,840	Electronic Arts Inc (a)	186,150	2,950
			Emdeon Inc (a)	6,659	91
Darden Restaurants Inc	99,492	4,547
Dick's Sporting Goods Inc (a)	184,849	5,328	Fidelity National Information Services Inc	87,855	2,381
Dollar Tree Inc (a)	209,536	10,752	Fiserv Inc (a)	37,583	2,049
Family Dollar Stores Inc	66,669	3,079	Informatica Corp (a)	14,512	590
GameStop Corp (a)	8,000	157	Intuit Inc (a)	156,868	7,530
Guess? Inc	270,783	10,539	MSCI Inc (a)	183,212	6,568
J Crew Group Inc (a)	37,081	1,186	Nuance Communications Inc (a)	35,939	565
			Red Hat Inc (a)	29,952	1,266

See accompanying notes

364

Schedule of Investments
MidCap Growth Fund III
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)			Maturity
Software (continued)				Amount
Salesforce.com Inc (a)	150,221 $	17,436	REPURCHASE AGREEMENTS (continued)	(000's)	Value (000's)
Solera Holdings Inc	11,059	531	Banks (continued)
VeriFone Systems Inc (a)	191,910	6,493	Investment in Joint Trading Account; Morgan	$ 5,200	$ 5,200
		$ 77,822	Stanley Repurchase Agreement; 0.20% dated
Telecommunications - 5.19%			10/29/10 maturing 11/01/10 (collateralized by
Acme Packet Inc (a)	112,180	4,437	Sovereign Agency Issues; $5,303,450; 1.88%
Amdocs Ltd (a)	82,056	2,518	- 6.13%; dated 01/09/12 - 02/21/13)
Arris Group Inc (a)	71,300	664			$ 29,084
Aruba Networks Inc (a)	311,530	6,826	TOTAL REPURCHASE AGREEMENTS		$ 29,084
Atheros Communications Inc (a)	325,627	10,107	Total Investments		$ 1,351,038
Crown Castle International Corp (a)	391,752	16,892	Other Assets in Excess of Liabilities, Net - 0.70%		$ 9,554
Finisar Corp (a)	160,440	2,729	TOTAL NET ASSETS - 100.00%		$ 1,360,592
Frontier Communications Corp	67,761	595
Harris Corp	33,467	1,513
JDS Uniphase Corp (a)	40,930	430	(a) Non-Income Producing Security
Juniper Networks Inc (a)	162,726	5,271
LogMeIn Inc (a)	125,712	4,994
NeuStar Inc (a)	19,143	494
NII Holdings Inc (a)	194,569	8,135	Unrealized Appreciation (Depreciation)
Polycom Inc (a)	21,755	735	The net federal income tax unrealized appreciation (depreciation) and federal tax
RF Micro Devices Inc (a)	52,100	380	cost of investments held as of the period end were as follows:
SBA Communications Corp (a)	18,487	726
			Unrealized Appreciation		$ 304,240
Telephone & Data Systems Inc	9,500	331	Unrealized Depreciation		(17,224)
Tellabs Inc	95,700	653	Net Unrealized Appreciation (Depreciation)		$ 287,016
tw telecom inc (a)	84,848	1,560	Cost for federal income tax purposes		$ 1,064,022

Windstream Corp	51,209	648	All dollar amounts are shown in thousands (000's)
		$ 70,638
Textiles - 0.03%			Portfolio Summary (unaudited)
Cintas Corp	13,200	363	Sector		Percent
			Consumer, Non-cyclical		18 .67%
Toys, Games & Hobbies - 0.15%			Consumer, Cyclical		18 .15%
Hasbro Inc	23,925	1,107	Technology		17.33%
Mattel Inc	38,793	905	Communications		11 .82%
		$ 2,012	Industrial		11 .36%
Transportation - 1.17%			Financial		8 .73%
Canadian Pacific Railway Ltd	97,850	6,374	Energy		6 .77%
CH Robinson Worldwide Inc	26,212	1,847	Basic Materials		5 .94%
Expeditors International of Washington Inc	33,641	1,661	Utilities		0 .53%
Frontline Ltd/Bermuda	10,830	311	Other Assets in Excess of Liabilities, Net		0 .70%
JB Hunt Transport Services Inc	14,405	518	TOTAL NET ASSETS		100.00%
Kansas City Southern (a)	24,900	1,091
Kirby Corp (a)	895	38
Landstar System Inc	12,806	482
Ryder System Inc	39,100	1,711
UTI Worldwide Inc	95,000	1,826
		$ 15,859
Trucking & Leasing - 0.03%
Amerco Inc (a)	5,000	412

TOTAL COMMON STOCKS		$ 1,321,954
	Maturity
	Amount
REPURCHASE AGREEMENTS - 2.14%	(000's)	Value (000's)
Banks - 2.14%
Investment in Joint Trading Account; Bank of	$ 8,286	$ 8,286
America Repurchase Agreement; 0.22%
dated 10/29/10 maturing 11/01/10
(collateralized by Sovereign Agency Issues;
$8,451,660; 0.00% - 5.25%; dated 05/01/13 -
04/15/42)
Investment in Joint Trading Account; Credit Suisse	7,999	7,999
Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
US Treasury Note; $8,159,153; 1.13%; dated
01/15/12)
Investment in Joint Trading Account; Deutsche	7,599	7,599
Bank Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $7,751,196; 0.38%
- 3.75%; dated 12/06/10 - 01/29/15)

See accompanying notes

365

Schedule of Investments
MidCap Growth Fund III
October 31, 2010

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
S&P Mid 400 eMini; December 2010	Long	439 $	35,474	$ 36,327	$ 853
					$ 853
All dollar amounts are shown in thousands (000's)

See accompanying notes

366

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2010

COMMON STOCKS - 96.72%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.22%			Chemicals (continued)
Harte-Hanks Inc	12,278 $	149	Lubrizol Corp	21,355 $	2,189
Lamar Advertising Co (a)	18,100	615	Minerals Technologies Inc	5,873	345
	$ 764		NewMarket Corp	3,141	372
Aerospace & Defense - 0.59%			Olin Corp	25,055	501
Alliant Techsystems Inc (a)	10,502	801	RPM International Inc	41,135	852
BE Aerospace Inc (a)	32,363	1,189	Sensient Technologies Corp	15,712	508
	$ 1,990		Valspar Corp	31,154	1,000
Agriculture - 0.09%				$ 10,453
Universal Corp/VA	7,642	317	Coal - 0.47%
			Arch Coal Inc	51,403	1,264
Airlines - 0.40%			Patriot Coal Corp (a)	25,329	342
AirTran Holdings Inc (a)	42,843	317		$ 1,606
Alaska Air Group Inc (a)	11,331	598	Commercial Services - 4.77%
JetBlue Airways Corp (a)	63,732	445	Aaron's Inc	23,064	435
	$ 1,360		Alliance Data Systems Corp (a)	16,651	1,011
Apparel - 0.67%			Career Education Corp (a)	20,825	365
Hanesbrands Inc (a)	30,265	751	Convergys Corp (a)	39,254	444
Timberland Co/The (a)	12,735	267	CoreLogic Inc	32,943	579
Under Armour Inc (a)	11,112	519	Corinthian Colleges Inc (a)	27,903	146
Warnaco Group Inc/The (a)	14,093	748	Corporate Executive Board Co	10,843	339
	$ 2,285		Corrections Corp of America (a)	34,953	897
Automobile Manufacturers - 0.25%			Deluxe Corp	16,254	332
Oshkosh Corp (a)	28,641	845	FTI Consulting Inc (a)	14,811	525
			Gartner Inc (a)	22,916	726
Automobile Parts & Equipment - 0.60%			Global Payments Inc	25,219	983
BorgWarner Inc (a)	36,072	2,024	ITT Educational Services Inc (a)	8,714	562
			Korn/Ferry International (a)	14,644	258
Banks - 3.08%			Lender Processing Services Inc	29,446	849
Associated Banc-Corp	54,724	693	Manpower Inc	26,017	1,424
BancorpSouth Inc	23,242	307	Navigant Consulting Inc (a)	15,850	145
Bank of Hawaii Corp	15,270	660	Pharmaceutical Product Development Inc	37,590	970
Cathay General Bancorp	24,841	338	Rent-A-Center Inc/TX	20,876	525
City National Corp/CA	14,670	757	Rollins Inc	13,408	349
Commerce Bancshares Inc	23,475	865	SEI Investments Co	46,513	1,030
Cullen/Frost Bankers Inc	19,197	1,007	Service Corp International/US	78,084	647
FirstMerit Corp	34,418	591	Sotheby's	21,201	930
Fulton Financial Corp	62,892	587	Strayer Education Inc	4,394	614
International Bancshares Corp	16,749	287	Towers Watson & Co	14,322	737
PacWest Bancorp	9,949	173	United Rentals Inc (a)	19,150	360
Prosperity Bancshares Inc	14,752	459		$ 16,182
SVB Financial Group (a)	13,270	575	Computers - 2.23%
Synovus Financial Corp	248,368	536	Cadence Design Systems Inc (a)	84,232	713
TCF Financial Corp	40,088	528	Diebold Inc	20,782	637
Trustmark Corp	17,988	397	DST Systems Inc	11,386	493
Valley National Bancorp	50,974	680	Jack Henry & Associates Inc	27,178	738
Webster Financial Corp	20,854	357	Mentor Graphics Corp (a)	34,585	374
Westamerica Bancorporation	9,220	461	MICROS Systems Inc (a)	25,343	1,150
Wilmington Trust Corp	28,961	206	NCR Corp (a)	50,777	697
	$ 10,464		Riverbed Technology Inc (a)	22,416	1,290
			SRA International Inc (a)	13,505	270
Beverages - 0.68%
Green Mountain Coffee Roasters Inc (a)	36,451	1,203	Synopsys Inc (a)	47,001	1,202
Hansen Natural Corp (a)	21,756	1,114		$ 7,564
	$ 2,317		Consumer Products - 1.00%
Biotechnology - 1.37%			American Greetings Corp	12,660	245
Bio-Rad Laboratories Inc (a)	6,127	555	Church & Dwight Co Inc	22,466	1,479
Charles River Laboratories International Inc (a)	20,962	687	Scotts Miracle-Gro Co/The	14,617	781
United Therapeutics Corp (a)	15,716	943	Tupperware Brands Corp	19,961	895
Vertex Pharmaceuticals Inc (a)	64,170	2,460		$ 3,400
	$ 4,645		Cosmetics & Personal Care - 0.30%
Building Materials - 0.61%			Alberto-Culver Co	27,153	1,013
Lennox International Inc	14,467	593
Louisiana-Pacific Corp (a)	40,879	317	Distribution & Wholesale - 1.15%
Martin Marietta Materials Inc	14,402	1,159	Fossil Inc (a)	16,776	990
	$ 2,069		Ingram Micro Inc (a)	49,571	875
			LKQ Corp (a)	45,290	984
Chemicals - 3.08%
Albemarle Corp	28,883	1,448	Owens & Minor Inc	20,038	571
Ashland Inc	24,908	1,286	Watsco Inc	8,802	493
Cabot Corp	20,670	703		$ 3,913
Cytec Industries Inc	15,520	768	Diversified Financial Services - 1.68%
Intrepid Potash Inc (a)	14,018	481	Affiliated Managers Group Inc (a)	16,166	1,384

See accompanying notes

367

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Diversified Financial Services (continued)			Forest Products & Paper (continued)
Eaton Vance Corp	37,375 $	1,075	Rayonier Inc	25,390 $	1,325
Greenhill & Co Inc	8,018	623		$ 1,756
Jefferies Group Inc	39,108	936	Gas - 2.52%
Raymond James Financial Inc	31,510	889	AGL Resources Inc	24,655	968
Waddell & Reed Financial Inc	27,033	786	Atmos Energy Corp	28,522	840
	$ 5,693		Energen Corp	22,740	1,015
Electric - 3.42%			National Fuel Gas Co	25,933	1,431
Alliant Energy Corp	35,053	1,281	Questar Corp	55,542	942
Black Hills Corp	12,403	395	Southern Union Co	39,383	990
Cleco Corp	19,213	601	UGI Corp	34,783	1,047
DPL Inc	37,630	982	Vectren Corp	25,739	705
Dynegy Inc (a)	32,446	151	WGL Holdings Inc	16,087	620
Great Plains Energy Inc	42,888	816		$ 8,558
Hawaiian Electric Industries Inc	29,638	668	Hand & Machine Tools - 0.89%
IDACORP Inc	15,244	561	Baldor Electric Co	14,834	624
MDU Resources Group Inc	59,531	1,186	Kennametal Inc	25,925	885
NSTAR	32,772	1,367	Lincoln Electric Holdings Inc	13,425	802
NV Energy Inc	74,382	1,016	Regal-Beloit Corp	12,200	704
OGE Energy Corp	30,806	1,360		$ 3,015
PNM Resources Inc	27,421	323	Healthcare - Products - 4.39%
Westar Energy Inc	35,052	887	Beckman Coulter Inc	21,907	1,166
	$ 11,594		Edwards Lifesciences Corp (a)	35,861	2,292
Electrical Components & Equipment - 1.33%			Gen-Probe Inc (a)	15,401	746
AMETEK Inc	33,695	1,821	Henry Schein Inc (a)	28,953	1,626
Energizer Holdings Inc (a)	22,205	1,660	Hill-Rom Holdings Inc	20,088	778
Hubbell Inc	18,968	1,025	Hologic Inc (a)	81,988	1,314
	$ 4,506		IDEXX Laboratories Inc (a)	18,256	1,095
Electronics - 3.00%			Immucor Inc (a)	22,139	385
Arrow Electronics Inc (a)	37,274	1,104	Kinetic Concepts Inc (a)	19,774	752
Avnet Inc (a)	48,040	1,431	Masimo Corp	18,609	561
Gentex Corp	44,279	885	ResMed Inc (a)	47,888	1,526
Itron Inc (a)	12,773	776	STERIS Corp	18,846	645
Mettler-Toledo International Inc (a)	10,569	1,380	Techne Corp	11,720	714
National Instruments Corp	18,597	647	Teleflex Inc	12,632	704
Tech Data Corp (a)	14,745	634	Thoratec Corp (a)	18,495	604
Thomas & Betts Corp (a)	16,536	720		$ 14,908
Trimble Navigation Ltd (a)	37,699	1,351	Healthcare - Services - 2.37%
Vishay Intertechnology Inc (a)	59,050	667	Community Health Systems Inc (a)	29,863	898
Woodward Governor Co	18,546	581	Covance Inc (a)	20,488	963
	$ 10,176		Health Management Associates Inc (a)	79,289	635
Engineering & Contruction - 1.28%			Health Net Inc (a)	30,822	829
Aecom Technology Corp (a)	36,742	973	Kindred Healthcare Inc (a)	12,491	171
Granite Construction Inc	10,795	261	LifePoint Hospitals Inc (a)	17,155	582
KBR Inc	49,440	1,256	Lincare Holdings Inc	31,031	814
Shaw Group Inc/The (a)	26,717	816	Mednax Inc (a)	15,072	892
URS Corp (a)	26,507	1,032	Psychiatric Solutions Inc (a)	18,109	610
	$ 4,338		Universal Health Services Inc	30,755	1,269
Entertainment - 0.53%			WellCare Health Plans Inc (a)	13,445	374
Bally Technologies Inc (a)	17,065	616		$ 8,037
DreamWorks Animation SKG Inc (a)	22,656	800	Home Builders - 0.93%
International Speedway Corp	9,268	212	KB Home	22,842	240
Scientific Games Corp (a)	19,956	157	MDC Holdings Inc	11,931	307
	$ 1,785		NVR Inc (a)	1,851	1,162
Environmental Control - 0.52%			Ryland Group Inc	13,954	209
Clean Harbors Inc (a)	7,244	511	Thor Industries Inc	13,406	422
Mine Safety Appliances Co	9,754	275	Toll Brothers Inc (a)	45,657	819
Waste Connections Inc	24,453	996		$ 3,159
	$ 1,782		Insurance - 4.00%
Food - 1.34%			American Financial Group Inc/OH	25,034	765
Corn Products International Inc	23,809	1,013	Arthur J Gallagher & Co	33,283	937
Flowers Foods Inc	24,136	615	Brown & Brown Inc	36,885	822
Lancaster Colony Corp	6,130	306	Everest Re Group Ltd	17,793	1,500
Ralcorp Holdings Inc (a)	17,370	1,078	Fidelity National Financial Inc	72,063	965
Ruddick Corp	13,446	469	First American Financial Corp	32,946	462
Smithfield Foods Inc (a)	52,521	880	Hanover Insurance Group Inc/The	14,210	643
Tootsie Roll Industries Inc	7,745	203	HCC Insurance Holdings Inc	36,446	965
	$ 4,564		Mercury General Corp	11,268	479
Forest Products & Paper - 0.52%			Old Republic International Corp	81,856	1,080
Potlatch Corp	12,651	431	Protective Life Corp	27,101	650
			Reinsurance Group of America Inc	23,145	1,159

See accompanying notes

368

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Insurance (continued)			Office Furnishings (continued)
StanCorp Financial Group Inc	14,783 $	634	HNI Corp	14,249 $	351
Transatlantic Holdings Inc	20,168	1,061		$ 698
Unitrin Inc	15,869	386	Oil & Gas - 3.92%
WR Berkley Corp	38,507	1,060	Atwood Oceanics Inc (a)	17,733	576
	$ 13,568		Bill Barrett Corp (a)	14,544	549
Internet - 2.97%			Cimarex Energy Co	26,605	2,042
AOL Inc (a)	33,770	901	Comstock Resources Inc (a)	14,970	335
Digital River Inc (a)	12,541	467	Forest Oil Corp (a)	35,854	1,102
Equinix Inc (a)	14,423	1,215	Frontier Oil Corp	33,432	443
F5 Networks Inc (a)	25,458	2,997	Mariner Energy Inc (a)	32,629	813
NetFlix Inc (a)	13,748	2,385	Newfield Exploration Co (a)	42,269	2,520
Rackspace Hosting Inc (a)	30,365	758	Patterson-UTI Energy Inc	48,767	946
TIBCO Software Inc (a)	51,863	997	Plains Exploration & Production Co (a)	44,323	1,235
ValueClick Inc (a)	25,881	356	Pride International Inc (a)	55,569	1,685
	$ 10,076		Quicksilver Resources Inc (a)	37,187	557
Investment Companies - 0.20%			Unit Corp (a)	12,561	493
Apollo Investment Corp	61,521	676		$ 13,296
			Oil & Gas Services - 1.01%
Iron & Steel - 0.73%			Dril-Quip Inc (a)	10,810	747
Carpenter Technology Corp	13,910	496	Exterran Holdings Inc (a)	19,996	503
Reliance Steel & Aluminum Co	23,496	983	Helix Energy Solutions Group Inc (a)	33,359	423
Steel Dynamics Inc	68,601	996	Oceaneering International Inc (a)	17,129	1,060
	$ 2,475		Superior Energy Services Inc (a)	24,930	689
Leisure Products & Services - 0.38%				$ 3,422
Life Time Fitness Inc (a)	13,245	478	Packaging & Containers - 1.30%
WMS Industries Inc (a)	18,380	802	Greif Inc	9,846	578
	$ 1,280		Packaging Corp of America	32,783	801
Lodging - 0.04%			Rock-Tenn Co	12,324	701
Boyd Gaming Corp (a)	17,732	147	Silgan Holdings Inc	16,981	573
			Sonoco Products Co	31,845	1,067
Machinery - Construction & Mining - 1.42%			Temple-Inland Inc	34,094	706
Bucyrus International Inc	25,630	1,747		$ 4,426
Joy Global Inc	32,674	2,318	Pharmaceuticals - 1.50%
Terex Corp (a)	34,389	772	Endo Pharmaceuticals Holdings Inc (a)	36,514	1,342
	$ 4,837		Medicis Pharmaceutical Corp	19,037	566
Machinery - Diversified - 1.76%			Omnicare Inc	37,383	902
AGCO Corp (a)	29,433	1,250	Perrigo Co	26,107	1,720
Gardner Denver Inc	16,547	957	VCA Antech Inc (a)	27,200	562
Graco Inc	19,061	656		$ 5,092
IDEX Corp	25,773	930	Publicly Traded Investment Fund - 0.81%
Nordson Corp	10,743	838	iShares S&P MidCap 400 Index Fund	33,205	2,748
Wabtec Corp/DE	15,162	710
Zebra Technologies Corp (a)	17,932	641	Real Estate - 0.31%
	$ 5,982		Jones Lang LaSalle Inc	13,489	1,053
Media - 0.64%
Factset Research Systems Inc	14,656	1,286	REITS - 7.19%
John Wiley & Sons Inc	14,681	634	Alexandria Real Estate Equities Inc	17,236	1,266
Scholastic Corp	8,806	259	AMB Property Corp	53,239	1,501
	$ 2,179		BRE Properties Inc	20,257	870
Metal Fabrication & Hardware - 0.70%			Camden Property Trust	21,191	1,051
Commercial Metals Co	36,163	502	Corporate Office Properties Trust	18,757	666
Timken Co	25,403	1,052	Cousins Properties Inc	32,698	242
Valmont Industries Inc	6,749	532	Duke Realty Corp	79,588	992
Worthington Industries Inc	18,132	279	Equity One Inc	13,168	246
	$ 2,365		Essex Property Trust Inc	9,595	1,084
Miscellaneous Manufacturing - 2.35%			Federal Realty Investment Trust	19,431	1,593
Acuity Brands Inc	13,777	690	Highwoods Properties Inc	22,657	751
Aptargroup Inc	21,341	958	Hospitality Properties Trust	39,037	890
Brink's Co/The	14,844	350	Liberty Property Trust	35,987	1,204
Carlisle Cos Inc	19,292	677	Macerich Co/The	41,161	1,836
Crane Co	14,711	563	Mack-Cali Realty Corp	25,120	843
Donaldson Co Inc	24,171	1,178	Nationwide Health Properties Inc	39,153	1,599
Harsco Corp	25,459	590	Omega Healthcare Investors Inc	29,984	690
Matthews International Corp	9,421	311	Realty Income Corp	34,759	1,192
Pentair Inc	31,226	1,022	Regency Centers Corp	25,898	1,092
SPX Corp	15,813	1,060	Senior Housing Properties Trust	40,310	963
Trinity Industries Inc	25,230	573	SL Green Realty Corp	24,745	1,626
	$ 7,972		UDR Inc	56,752	1,276
Office Furnishings - 0.21%			Weingarten Realty Investors	38,087	919
Herman Miller Inc	18,052	347		$ 24,392

See accompanying notes

369

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Retail - 6.94%			Telecommunications (continued)
99 Cents Only Stores (a)	14,782 $	228	CommScope Inc (a)	29,966 $	949
Advance Auto Parts Inc	26,659	1,732	NeuStar Inc (a)	23,737	613
Aeropostale Inc (a)	29,250	713	Plantronics Inc	15,082	541
American Eagle Outfitters Inc	61,865	990	Polycom Inc (a)	26,976	911
AnnTaylor Stores Corp (a)	18,678	435	RF Micro Devices Inc (a)	86,356	630
Barnes & Noble Inc	12,335	185	Syniverse Holdings Inc (a)	21,951	669
BJ's Wholesale Club Inc (a)	17,267	721	Telephone & Data Systems Inc	29,252	1,019
Bob Evans Farms Inc	9,615	276	tw telecom inc (a)	47,953	882
Brinker International Inc	32,135	596			$ 7,810
Cheesecake Factory Inc/The (a)	18,822	548	Textiles - 0.30%
Chico's FAS Inc	56,685	551	Mohawk Industries Inc (a)	17,794	1,020
Chipotle Mexican Grill Inc (a)	9,842	2,069
Coldwater Creek Inc (a)	18,989	64	Transportation - 1.80%
Collective Brands Inc (a)	20,368	312	Alexander & Baldwin Inc	13,026	448
Copart Inc (a)	22,679	768	Con-way Inc	17,223	569
Dick's Sporting Goods Inc (a)	27,863	803	JB Hunt Transport Services Inc	28,088	1,010
Dollar Tree Inc (a)	40,166	2,061	Kansas City Southern (a)	32,445	1,422
Dress Barn Inc (a)	21,867	502	Kirby Corp (a)	17,068	734
Foot Locker Inc	49,251	785	Landstar System Inc	15,766	593
Guess? Inc	20,039	780	Overseas Shipholding Group Inc	8,470	283
J Crew Group Inc (a)	20,166	645	Tidewater Inc	16,261	750
MSC Industrial Direct Co	14,091	802	Werner Enterprises Inc	14,015	299
Panera Bread Co (a)	9,844	881			$ 6,108
PetSmart Inc	37,508	1,404	Trucking & Leasing - 0.14%
Phillips-Van Heusen Corp	20,980	1,287	GATX Corp	14,648	464
Regis Corp	18,208	372
Saks Inc (a)	50,908	567
			Water - 0.27%
Tractor Supply Co	22,968	909	Aqua America Inc	43,424	935
Wendy's/Arby's Group Inc	101,894	469
Williams-Sonoma Inc	34,219	1,108	TOTAL COMMON STOCKS		$ 328,242
	$ 23,563			Maturity
Savings & Loans - 1.30%				Amount
Astoria Financial Corp	26,011	323	REPURCHASE AGREEMENTS - 3.05%	(000's)	Value (000's)
First Niagara Financial Group Inc	66,136	784	Banks - 3.05%
New York Community Bancorp Inc	137,793	2,333	Investment in Joint Trading Account; Bank of	$ 2,952	$ 2,952
NewAlliance Bancshares Inc	33,243	428	America Repurchase Agreement; 0.22%
Washington Federal Inc	35,583	535	dated 10/29/10 maturing 11/01/10
	$ 4,403		(collateralized by Sovereign Agency Issues;
Semiconductors - 3.11%			$3,010,788; 0.00% - 5.25%; dated 05/01/13 -
Atmel Corp (a)	146,015	1,294	04/15/42)
Cree Inc (a)	34,188	1,753	Investment in Joint Trading Account; Credit Suisse	2,850	2,850
Fairchild Semiconductor International Inc (a)	39,459	445	Repurchase Agreement; 0.21% dated
Integrated Device Technology Inc (a)	50,167	295	10/29/10 maturing 11/01/10 (collateralized by
International Rectifier Corp (a)	22,249	517	US Treasury Note; $2,906,586; 1.13%; dated
Intersil Corp	39,174	513	01/15/12)
Lam Research Corp (a)	39,284	1,799	Investment in Joint Trading Account; Deutsche	2,707	2,707
Rovi Corp (a)	32,634	1,653	Bank Repurchase Agreement; 0.21% dated
Semtech Corp (a)	19,648	421	10/29/10 maturing 11/01/10 (collateralized by
Silicon Laboratories Inc (a)	14,120	563	Sovereign Agency Issues; $2,761,257; 0.38%
Skyworks Solutions Inc (a)	56,515	1,295	- 3.75%; dated 12/06/10 - 01/29/15)
	$ 10,548		Investment in Joint Trading Account; Morgan	1,852	1,852
Software - 2.84%			Stanley Repurchase Agreement; 0.20% dated
ACI Worldwide Inc (a)	10,553	257	10/29/10 maturing 11/01/10 (collateralized by
Acxiom Corp (a)	25,316	444	Sovereign Agency Issues; $1,889,281; 1.88%
Advent Software Inc (a)	5,015	270	- 6.13%; dated 01/09/12 - 02/21/13)
Allscripts Healthcare Solutions Inc (a)	51,875	990			$ 10,361
ANSYS Inc (a)	28,756	1,301	TOTAL REPURCHASE AGREEMENTS		$ 10,361
Broadridge Financial Solutions Inc	40,095	882	Total Investments		$ 338,603
Fair Isaac Corp	13,196	317	Other Assets in Excess of Liabilities, Net - 0.23%		$ 771
Informatica Corp (a)	29,278	1,191
Mantech International Corp (a)	7,114	279	TOTAL NET ASSETS - 100.00%		$ 339,374
MSCI Inc (a)	37,267	1,336
Parametric Technology Corp (a)	36,495	784	(a) Non-Income Producing Security
Quest Software Inc (a)	19,425	509
Solera Holdings Inc	22,166	1,065
	$ 9,625
Telecommunications - 2.30%
ADC Telecommunications Inc (a)	30,698	390
ADTRAN Inc	19,812	639
Ciena Corp (a)	29,603	411
Cincinnati Bell Inc (a)	63,768	156
See accompanying notes			370

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2010

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 62,001
Unrealized Depreciation		(38,792)
Net Unrealized Appreciation (Depreciation)		$ 23,209
Cost for federal income tax purposes		$ 315,394
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector		Percent
Financial		20 .81%
Consumer, Non-cyclical		17 .81%
Industrial		17 .69%
Consumer, Cyclical		12 .40%
Technology		8 .18%
Utilities		6 .21%
Communications		6 .13%
Energy		5 .40%
Basic Materials		4 .33%
Exchange Traded Funds		0 .81%
Other Assets in Excess of Liabilities, Net		0 .23%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
S&P Mid 400 eMini; December 2010	Long	126	$ 10,152	$ 10,427	$ 275
$ 275

All dollar amounts are shown in thousands (000's)

See accompanying notes

371

Schedule of Investments
MidCap Value Fund I
October 31, 2010

COMMON STOCKS - 96.88%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.19%			Beverages - 0.98%
Clear Channel Outdoor Holdings Inc (a)	8,256 $	98	Coca-Cola Enterprises Inc	16,257 $	390
Interpublic Group of Cos Inc (a)	199,600	2,066	Constellation Brands Inc (a)	117,481	2,318
Lamar Advertising Co (a)	15,100	513	Dr Pepper Snapple Group Inc	77,087	2,818
	$ 2,677		Green Mountain Coffee Roasters Inc (a)	23,300	769
Aerospace & Defense - 0.60%			Hansen Natural Corp (a)	117,078	5,995
BE Aerospace Inc (a)	154,059	5,663	Molson Coors Brewing Co	41,780	1,973
Goodrich Corp	11,704	961		$ 14,263
L-3 Communications Holdings Inc	15,147	1,094	Biotechnology - 0.95%
Rockwell Collins Inc	9,868	597	Alexion Pharmaceuticals Inc (a)	14,300	977
Spirit Aerosystems Holdings Inc (a)	17,434	377	Biogen Idec Inc (a)	185,731	11,647
	$ 8,692		Bio-Rad Laboratories Inc (a)	3,901	354
Agriculture - 0.85%			Life Technologies Corp (a)	16,250	815
Bunge Ltd	78,055	4,689		$ 13,793
Lorillard Inc	77,274	6,594	Building Materials - 0.43%
Reynolds American Inc	15,664	1,017	Armstrong World Industries Inc (a)	3,746	156
	$ 12,300		Eagle Materials Inc	10,804	253
Airlines - 0.39%			Masco Corp	430,188	4,586
Copa Holdings SA	2,294	116	Owens Corning Inc (a)	46,243	1,251
JetBlue Airways Corp (a)	488,359	3,409		$ 6,246
Southwest Airlines Co	136,967	1,884	Chemicals - 2.72%
United Continental Holdings Inc (a)	8,491	247	Airgas Inc	1,632	116
	$ 5,656		Ashland Inc	16,510	853
Apparel - 0.48%			Cabot Corp	43,003	1,463
Hanesbrands Inc (a)	183,567	4,553	Celanese Corp	138,890	4,951
VF Corp	28,692	2,388	CF Industries Holdings Inc	36,473	4,469
	$ 6,941		Cytec Industries Inc	54,278	2,688
Automobile Manufacturers - 0.17%			Eastman Chemical Co	27,818	2,186
Navistar International Corp (a)	33,978	1,637	FMC Corp	7,576	554
Oshkosh Corp (a)	27,600	815	Huntsman Corp	877,945	12,159
	$ 2,452		International Flavors & Fragrances Inc	14,862	745
Automobile Parts & Equipment - 1.20%			Mosaic Co/The	3,900	285
Autoliv Inc	7,344	524	PPG Industries Inc	29,410	2,256
BorgWarner Inc (a)	1,799	101	RPM International Inc	112,754	2,335
Federal-Mogul Corp (a)	3,044	60	Sherwin-Williams Co/The	36,089	2,634
Lear Corp (a)	118,382	10,465	Sigma-Aldrich Corp	1,832	116
TRW Automotive Holdings Corp (a)	136,936	6,257	Valspar Corp	51,842	1,664
	$ 17,407			$ 39,474
Banks - 4.43%			Coal - 0.79%
			Alpha Natural Resources Inc (a)	144,258	6,516
Associated Banc-Corp	33,892	429
BancorpSouth Inc	105,345	1,389	Arch Coal Inc	33,331	819
Bank of Hawaii Corp	48,999	2,117	Consol Energy Inc	14,141	520
BB&T Corp	18,300	428	Massey Energy Co	36,825	1,550
BOK Financial Corp	5,048	233	Peabody Energy Corp	34,924	1,847
Capital One Financial Corp	2,400	90	Walter Energy Inc	2,294	202
CIT Group Inc (a)	40,879	1,771		$ 11,454
City National Corp/CA	18,101	934	Commercial Services - 0.96%
Comerica Inc	229,240	8,202	Aaron's Inc	6,425	121
Commerce Bancshares Inc	28,516	1,051	Convergys Corp (a)	87,547	991
Cullen/Frost Bankers Inc	43,545	2,283	CoreLogic Inc	82,671	1,453
East West Bancorp Inc	43,475	767	DeVry Inc	100	5
Fifth Third Bancorp	736,919	9,256	Education Management Corp (a)	61,671	740
First Citizens BancShares Inc/NC	1,148	214	Equifax Inc	16,523	547
First Horizon National Corp (a)	394,835	3,984	FTI Consulting Inc (a)	1,835	65
Fulton Financial Corp	90,587	846	Genpact Ltd (a)	27,696	440
Huntington Bancshares Inc/OH	167,384	949	H&R Block Inc	39,324	464
KeyCorp	225,513	1,847	Hillenbrand Inc	33,731	725
M&T Bank Corp	70,852	5,296	ITT Educational Services Inc (a)	1,600	103
Marshall & Ilsley Corp	190,417	1,125	KAR Auction Services Inc (a)	4,819	62
Morgan Stanley	38,100	948	Lender Processing Services Inc	20,100	580
Northern Trust Corp	13,300	660	Manpower Inc	9,410	515
PNC Financial Services Group Inc	4,500	243	Monster Worldwide Inc (a)	19,000	343
Popular Inc (a)	134,026	366	Moody's Corp	66,500	1,800
Regions Financial Corp	380,836	2,399	Morningstar Inc	11,839	578
SunTrust Banks Inc	577,630	14,452	Pharmaceutical Product Development Inc	16,600	429
Synovus Financial Corp	74,950	162	Quanta Services Inc (a)	24,353	479
TCF Financial Corp	28,228	372	RR Donnelley & Sons Co	25,474	470
Valley National Bancorp	59,219	790	Service Corp International/US	105,287	871
Zions Bancorporation	30,808	636	Total System Services Inc	32,818	512
	$ 64,239		Towers Watson & Co	7,114	366

See accompanying notes

372

Schedule of Investments
MidCap Value Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Commercial Services (continued)			Electric (continued)
Weight Watchers International Inc	37,358 $	1,251	NRG Energy Inc (a)	57,117 $	1,137
	$ 13,910		NSTAR	12,314	514
Computers - 0.62%			NV Energy Inc	717,892	9,806
Brocade Communications Systems Inc (a)	445,249	2,813	OGE Energy Corp	44,839	1,981
Cadence Design Systems Inc (a)	82,600	700	Pepco Holdings Inc	25,934	499
Computer Sciences Corp	19,845	973	Pinnacle West Capital Corp	143,778	5,918
Diebold Inc	34,227	1,050	PPL Corp	414,613	11,153
DST Systems Inc	25,061	1,084	Progress Energy Inc	306,201	13,779
Lexmark International Inc (a)	11,005	418	SCANA Corp	268,280	10,957
NCR Corp (a)	24,617	338	TECO Energy Inc	103,791	1,826
Seagate Technology PLC (a)	27,080	397	Westar Energy Inc	141,621	3,583
Synopsys Inc (a)	19,277	493	Wisconsin Energy Corp	42,141	2,509
Western Digital Corp (a)	23,638	757	Xcel Energy Inc	667,326	15,922
	$ 9,023			$ 151,745
Consumer Products - 0.72%			Electrical Components & Equipment - 0.25%
Avery Dennison Corp	12,935	470	Energizer Holdings Inc (a)	9,409	704
Clorox Co	1,607	107	General Cable Corp (a)	13,956	390
Fortune Brands Inc	150,586	8,139	Hubbell Inc	36,398	1,966
Jarden Corp	55,166	1,769	Molex Inc	15,377	312
	$ 10,485		Sunpower Corp - Class A (a)	22,500	307
Cosmetics & Personal Care - 0.14%				$ 3,679
Alberto-Culver Co	13,037	486	Electronics - 1.29%
Avon Products Inc	49,589	1,510	Amphenol Corp	119,863	6,009
	$ 1,996		Arrow Electronics Inc (a)	14,458	428
			Avnet Inc (a)	19,647	585
Distribution & Wholesale - 0.28%
Fastenal Co	34,913	1,797	AVX Corp	35,769	514
Genuine Parts Co	20,655	989	Garmin Ltd	115,269	3,785
Ingram Micro Inc (a)	60,105	1,061	Itron Inc (a)	25,000	1,519
WESCO International Inc (a)	5,737	246	Jabil Circuit Inc	10,208	157
	$ 4,093		National Instruments Corp	10,300	358
Diversified Financial Services - 3.78%			PerkinElmer Inc	50,501	1,184
Ameriprise Financial Inc	33,993	1,757	Tech Data Corp (a)	52,763	2,268
BlackRock Inc	21,500	3,676	Thomas & Betts Corp (a)	8,720	380
Discover Financial Services	227,413	4,014	Vishay Intertechnology Inc (a)	124,058	1,402
E*Trade Financial Corp (a)	25,474	364	Vishay Precision Group Inc (a)	4,818	82
Federated Investors Inc	5,737	143		$ 18,671
IntercontinentalExchange Inc (a)	10,291	1,182	Energy - Alternate Sources - 0.03%
Invesco Ltd	877,681	20,187	Covanta Holding Corp	23,606	373
Janus Capital Group Inc	55,200	583
Jefferies Group Inc	58,832	1,408	Engineering & Contruction - 0.26%
Lazard Ltd	110,522	4,078	Aecom Technology Corp (a)	13,999	371
Legg Mason Inc	43,661	1,355	Chicago Bridge & Iron Co NV (a)	11,933	301
NASDAQ OMX Group Inc/The (a)	105,431	2,216	Fluor Corp	19,457	938
NYSE Euronext	92,041	2,821	Jacobs Engineering Group Inc (a)	9,868	381
Raymond James Financial Inc	21,693	612	KBR Inc	19,737	501
SLM Corp (a)	744,143	8,855	McDermott International Inc (a)	9,638	149
TD Ameritrade Holding Corp	57,900	989	Shaw Group Inc/The (a)	7,114	217
Waddell & Reed Financial Inc	18,573	540	URS Corp (a)	24,869	968
	$ 54,780			$ 3,826
Electric - 10.47%			Entertainment - 0.17%
AES Corp/The (a)	77,011	919	DreamWorks Animation SKG Inc (a)	2,400	85
Allegheny Energy Inc	54,536	1,265	International Game Technology	25,800	402
Alliant Energy Corp	162,419	5,933	International Speedway Corp	24,732	565
Ameren Corp	280,016	8,115	Madison Square Garden Inc (a)	11,758	244
American Electric Power Co Inc	135,668	5,079	Regal Entertainment Group	87,410	1,180
Calpine Corp (a)	61,900	774		$ 2,476
CMS Energy Corp	601,250	11,051	Environmental Control - 0.46%
Consolidated Edison Inc	102,655	5,104	Nalco Holding Co	14,834	418
Constellation Energy Group Inc	21,393	647	Republic Services Inc	205,006	6,111
DPL Inc	117,568	3,069	Waste Connections Inc	3,300	135
DTE Energy Co	23,758	1,111		$ 6,664
Duke Energy Corp	67,060	1,221	Food - 3.28%
Edison International	301,185	11,114	Campbell Soup Co	14,955	542
FirstEnergy Corp	106,772	3,878	ConAgra Foods Inc	466,745	10,497
Great Plains Energy Inc	149,465	2,844	Corn Products International Inc	10,846	461
Hawaiian Electric Industries Inc	45,202	1,019	Dean Foods Co (a)	36,031	375
Integrys Energy Group Inc	31,666	1,684	Del Monte Foods Co	410,842	5,891
ITC Holdings Corp	16,720	1,047	Flowers Foods Inc	9,687	247
MDU Resources Group Inc	21,787	434	Hershey Co/The	25,233	1,248
Northeast Utilities	187,119	5,853	HJ Heinz Co	143,357	7,040

See accompanying notes

373

Schedule of Investments
MidCap Value Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Food (continued)			Holding Companies - Diversified - 0.04%
Hormel Foods Corp	26,426 $	1,214	Leucadia National Corp	22,720 $	578
JM Smucker Co/The	176,400	11,340
Kellogg Co	22,003	1,106	Home Builders - 0.45%
McCormick & Co Inc/MD	31,968	1,413	DR Horton Inc	83,581	872
Ralcorp Holdings Inc (a)	7,245	450	KB Home	33,600	353
Safeway Inc	51,300	1,175	NVR Inc (a)	7,141	4,480
Sara Lee Corp	128,729	1,845	Pulte Group Inc (a)	37,283	293
SUPERVALU Inc	198,239	2,139	Thor Industries Inc	15,100	476
Tyson Foods Inc	40,392	628		$ 6,474
	$ 47,611		Home Furnishings - 0.07%
Forest Products & Paper - 0.93%			Harman International Industries Inc (a)	19,212	645
Domtar Corp	20,434	1,622	Whirlpool Corp	5,508	417
International Paper Co	19,278	487		$ 1,062
MeadWestvaco Corp	101,327	2,607	Housewares - 0.67%
Plum Creek Timber Co Inc	74,404	2,741	Newell Rubbermaid Inc	547,301	9,660
Rayonier Inc	58,694	3,064
Weyerhaeuser Co	179,163	2,906	Insurance - 9.54%
	$ 13,427		Alleghany Corp (a)	1,309	393
Gas - 1.43%			Allied World Assurance Co Holdings Ltd	25,089	1,435
AGL Resources Inc	19,358	760	American Financial Group Inc/OH	82,770	2,531
Atmos Energy Corp	36,532	1,076	American International Group Inc (a)	13,999	588
CenterPoint Energy Inc	55,079	912	American National Insurance Co	1,423	112
Energen Corp	10,154	453	Aon Corp	36,877	1,466
National Fuel Gas Co	8,492	469	Arch Capital Group Ltd (a)	28,192	2,436
NiSource Inc	278,536	4,822	Arthur J Gallagher & Co	25,676	723
Questar Corp	24,652	418	Aspen Insurance Holdings Ltd	96,977	2,751
Sempra Energy	134,543	7,195	Assurant Inc	43,391	1,715
Southern Union Co	125,737	3,159	Assured Guaranty Ltd	168,143	3,204
UGI Corp	47,409	1,427	Axis Capital Holdings Ltd	48,251	1,641
	$ 20,691		Brown & Brown Inc	17,456	389
Hand & Machine Tools - 0.35%			Cincinnati Financial Corp	155,846	4,588
Kennametal Inc	25,902	884	CNA Financial Corp (a)	29,478	817
Regal-Beloit Corp	13,147	759	Endurance Specialty Holdings Ltd	71,740	2,970
Snap-On Inc	26,563	1,355	Erie Indemnity Co	1,556	89
Stanley Black & Decker Inc	33,584	2,081	Everest Re Group Ltd	147,481	12,430
	$ 5,079		Fidelity National Financial Inc	72,285	967
			Genworth Financial Inc (a)	731,689	8,298
Healthcare - Products - 2.07%
Alere Inc (a)	81,200	2,399	Hanover Insurance Group Inc/The	21,824	988
Beckman Coulter Inc	9,388	500	Hartford Financial Services Group Inc	627,378	15,045
Boston Scientific Corp (a)	269,325	1,718	HCC Insurance Holdings Inc	57,516	1,523
CareFusion Corp (a)	19,507	471	Lincoln National Corp	205,753	5,036
Cooper Cos Inc/The	40,897	2,018	Loews Corp	14,140	558
CR Bard Inc	75,397	6,267	Markel Corp (a)	1,148	385
DENTSPLY International Inc	26,441	830	Marsh & McLennan Cos Inc	460,122	11,494
Hill-Rom Holdings Inc	45,746	1,773	Mercury General Corp	19,699	836
Hologic Inc (a)	352,155	5,642	Old Republic International Corp	123,849	1,635
IDEXX Laboratories Inc (a)	2,482	149	OneBeacon Insurance Group Ltd	5,811	82
Kinetic Concepts Inc (a)	165,911	6,310	PartnerRe Ltd	62,928	4,992
Patterson Cos Inc	26,901	744	Progressive Corp/The	300,487	6,358
Techne Corp	9,526	580	Protective Life Corp	138,546	3,321
Teleflex Inc	11,619	647	Reinsurance Group of America Inc	33,756	1,690
	$ 30,048		RenaissanceRe Holdings Ltd	17,831	1,075
Healthcare - Services - 1.20%			StanCorp Financial Group Inc	48,061	2,062
Aetna Inc	312,468	9,330	Symetra Financial Corp	4,746	52
Brookdale Senior Living Inc (a)	78,000	1,465	Torchmark Corp	39,604	2,268
CIGNA Corp	36,715	1,292	Transatlantic Holdings Inc	8,804	463
Community Health Systems Inc (a)	5,738	173	Unitrin Inc	77,357	1,879
Coventry Health Care Inc (a)	20,426	478	Unum Group	200,982	4,506
DaVita Inc (a)	969	69	Validus Holdings Ltd	27,558	782
Health Management Associates Inc (a)	29,284	235	Wesco Financial Corp	264	96
Health Net Inc (a)	13,311	358	WR Berkley Corp	390,536	10,748
Humana Inc (a)	22,794	1,329	XL Group PLC	514,967	10,892
LifePoint Hospitals Inc (a)	24,832	842		$ 138,309
Mednax Inc (a)	7,435	440	Internet - 1.04%
Quest Diagnostics Inc	3,901	192	AOL Inc (a)	13,733	366
Tenet Healthcare Corp (a)	27,388	119	Equinix Inc (a)	18,338	1,545
Universal Health Services Inc	26,007	1,074	Expedia Inc	15,685	454
	$ 17,396		F5 Networks Inc (a)	11,000	1,295
			Liberty Media Corp - Interactive (a)	666,198	9,833
			VeriSign Inc (a)	11,500	400

See accompanying notes

374

Schedule of Investments
MidCap Value Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Internet (continued)			Mining (continued)
Yahoo! Inc (a)	74,100 $	1,223	Vulcan Materials Co	14,918 $	545
	$ 15,116			$ 4,533
Investment Companies - 0.04%			Miscellaneous Manufacturing - 3.71%
Ares Capital Corp	35,299	591	3M Co	13,028	1,097
			Aptargroup Inc	29,155	1,309
Iron & Steel - 0.87%			Carlisle Cos Inc	34,745	1,218
AK Steel Holding Corp	83,374	1,050	Cooper Industries PLC	94,563	4,956
Allegheny Technologies Inc	5,880	310	Crane Co	30,977	1,186
Carpenter Technology Corp	14,824	529	Dover Corp	8,950	475
Cliffs Natural Resources Inc	69,890	4,557	Eaton Corp	149,045	13,240
Reliance Steel & Aluminum Co	8,636	361	Harsco Corp	18,800	436
Schnitzer Steel Industries Inc	8,325	430	Ingersoll-Rand PLC	57,211	2,249
Steel Dynamics Inc	309,673	4,496	ITT Corp	24,097	1,137
United States Steel Corp	20,566	880	Leggett & Platt Inc	106,538	2,171
	$ 12,613		Parker Hannifin Corp	126,273	9,665
Leisure Products & Services - 0.51%			Pentair Inc	238,591	7,809
Harley-Davidson Inc	164,657	5,052	SPX Corp	19,032	1,277
Royal Caribbean Cruises Ltd (a)	57,419	2,270	Textron Inc	203,905	4,246
	$ 7,322		Trinity Industries Inc	57,108	1,298
Lodging - 0.37%				$ 53,769
Choice Hotels International Inc	5,048	192	Office & Business Equipment - 0.27%
MGM Resorts International (a)	28,100	307	Pitney Bowes Inc	11,705	257
Starwood Hotels & Resorts Worldwide Inc	56,300	3,048	Xerox Corp	317,781	3,718
Wyndham Worldwide Corp	62,941	1,810		$ 3,975
	$ 5,357		Oil & Gas - 5.36%
Machinery - Construction & Mining - 0.39%			Atlas Energy Inc (a)	45,416	1,322
Caterpillar Inc	50,200	3,946	Atwood Oceanics Inc (a)	59,950	1,949
Joy Global Inc	24,500	1,738	Cabot Oil & Gas Corp	12,164	353
	$ 5,684		Comstock Resources Inc (a)	15,800	353
			Continental Resources Inc/OK (a)	14,267	678
Machinery - Diversified - 0.77%
AGCO Corp (a)	34,896	1,482	Denbury Resources Inc (a)	52,097	887
Babcock & Wilcox Co (a)	4,936	113	Diamond Offshore Drilling Inc	5,373	356
CNH Global NV (a)	4,130	164	Forest Oil Corp (a)	264,942	8,142
Cummins Inc	37,080	3,267	Helmerich & Payne Inc	129,245	5,529
Deere & Co	12,800	983	Holly Corp	32,226	1,055
Gardner Denver Inc	459	27	Murphy Oil Corp	56,964	3,712
Graco Inc	8,200	282	Nabors Industries Ltd (a)	22,491	470
IDEX Corp	2,754	99	Newfield Exploration Co (a)	334,730	19,957
Manitowoc Co Inc/The	84,500	941	Noble Energy Inc	42,907	3,496
Rockwell Automation Inc	55,900	3,486	Patterson-UTI Energy Inc	77,700	1,508
Wabtec Corp/DE	8,239	386	Pioneer Natural Resources Co	15,147	1,057
	$ 11,230		Plains Exploration & Production Co (a)	18,204	507
			Pride International Inc (a)	12,916	392
Media - 3.26%
Cablevision Systems Corp	219,255	5,863	QEP Resources Inc	289,173	9,552
			Quicksilver Resources Inc (a)	187,077	2,801
CBS Corp	772,177	13,073
Central European Media Enterprises Ltd (a)	10,460	241	Range Resources Corp	168,010	6,282
Discovery Communications Inc - A Shares (a)	9,868	440	Rowan Cos Inc (a)	13,103	431
Discovery Communications Inc - C Shares (a)	31,900	1,240	SandRidge Energy Inc (a)	49,700	272
DISH Network Corp	621,607	12,345	SM Energy Co	38,609	1,609
Gannett Co Inc	30,983	367	Sunoco Inc	19,289	722
John Wiley & Sons Inc	688	30	Tesoro Corp	88,384	1,145
Liberty Global Inc - A Shares (a)	81,245	3,070	Unit Corp (a)	19,661	771
Liberty Media Corp - Capital Series A (a)	24,011	1,382	Valero Energy Corp	99,556	1,787
Liberty Media Corp - Starz (a)	6,655	436	Whiting Petroleum Corp (a)	6,197	622
McGraw-Hill Cos Inc/The	12,163	458		$ 77,717
Meredith Corp	14,864	504	Oil & Gas Services - 1.95%
New York Times Co/The (a)	46,180	354	Baker Hughes Inc	46,436	2,151
News Corp - Class A	37,600	544	Cameron International Corp (a)	84,808	3,710
Scripps Networks Interactive	32,847	1,672	Dresser-Rand Group Inc (a)	1,569	54
Viacom Inc	5,780	223	Exterran Holdings Inc (a)	91,182	2,295
Washington Post Co/The	12,307	4,949	Helix Energy Solutions Group Inc (a)	70,628	896
	$ 47,191		Key Energy Services Inc (a)	240,557	2,370
			Oceaneering International Inc (a)	64,843	4,012
Metal Fabrication & Hardware - 0.20%			Oil States International Inc (a)	27,310	1,396
Timken Co	50,549	2,094
Valmont Industries Inc	9,400	741	Schlumberger Ltd	22,677	1,585
			SEACOR Holdings Inc (a)	9,437	894
	$ 2,835		Superior Energy Services Inc (a)	29,470	814
Mining - 0.31%			Weatherford International Ltd (a)	482,079	8,104
Compass Minerals International Inc	5,000	394
Royal Gold Inc	7,400	367		$ 28,281
Southern Copper Corp	75,400	3,227

See accompanying notes

375

Schedule of Investments
MidCap Value Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Packaging & Containers - 1.31%			Retail (continued)
Ball Corp	9,638 $	620	AutoNation Inc (a)	8,879 $	206
Bemis Co Inc	61,462	1,952	Barnes & Noble Inc	22,430	336
Greif Inc	40,762	2,394	Brinker International Inc	2,524	47
Owens-Illinois Inc (a)	164,434	4,610	Chico's FAS Inc	98,200	954
Packaging Corp of America	47,193	1,153	Foot Locker Inc	157,825	2,514
Sealed Air Corp	21,114	489	GameStop Corp (a)	19,966	393
Sonoco Products Co	38,938	1,304	Guess? Inc	166,761	6,491
Temple-Inland Inc	314,065	6,507	JC Penney Co Inc	65,752	2,050
	$ 19,029		Macy's Inc	57,575	1,361
Pharmaceuticals - 1.02%			Penske Automotive Group Inc (a)	75,290	1,013
Cephalon Inc (a)	10,071	669	RadioShack Corp	31,297	630
Endo Pharmaceuticals Holdings Inc (a)	15,428	567	Rite Aid Corp (a)	72,953	67
Forest Laboratories Inc (a)	38,242	1,264	Sears Holdings Corp (a)	5,967	429
Herbalife Ltd	27,660	1,766	Signet Jewelers Ltd (a)	23,946	843
King Pharmaceuticals Inc (a)	131,214	1,855	Urban Outfitters Inc (a)	106,189	3,267
Mead Johnson Nutrition Co	32,997	1,941	Wendy's/Arby's Group Inc	134,800	620
Mylan Inc/PA (a)	9,639	196	Williams-Sonoma Inc	36,300	1,175
Omnicare Inc	238,452	5,751		$ 23,080
Watson Pharmaceuticals Inc (a)	15,254	712	Savings & Loans - 1.21%
	$ 14,721		Capitol Federal Financial	17,184	403
Pipelines - 0.64%			First Niagara Financial Group Inc	80,232	951
El Paso Corp	75,225	997	Hudson City Bancorp Inc	58,292	679
Oneok Inc	12,222	609	New York Community Bancorp Inc	437,209	7,402
Spectra Energy Corp	306,301	7,281	People's United Financial Inc	477,665	5,880
Williams Cos Inc	20,544	442	TFS Financial Corp	31,451	275
	$ 9,329		Washington Federal Inc	134,221	2,017
REITS - 8.26%				$ 17,607
Alexandria Real Estate Equities Inc	85,088	6,252	Semiconductors - 1.26%
AMB Property Corp	67,105	1,892	Advanced Micro Devices Inc (a)	48,533	356
Annaly Capital Management Inc	307,979	5,454	Atmel Corp (a)	9,639	86
Apartment Investment & Management Co	11,610	271	Cypress Semiconductor Corp (a)	95,400	1,345
AvalonBay Communities Inc	25,790	2,742	Fairchild Semiconductor International Inc (a)	57,451	648
Boston Properties Inc	145,116	12,507	Integrated Device Technology Inc (a)	141,400	833
Brandywine Realty Trust	98,090	1,174	Intersil Corp	201,019	2,631
BRE Properties Inc	12,978	557	KLA-Tencor Corp	52,890	1,889
Camden Property Trust	8,950	444	LSI Corp (a)	91,466	479
Chimera Investment Corp	122,873	504	Micron Technology Inc (a)	114,060	943
CommonWealth REIT	46,981	1,195	National Semiconductor Corp	4,360	60
Corporate Office Properties Trust	11,403	405	Novellus Systems Inc (a)	2,126	62
Digital Realty Trust Inc	85,117	5,084	ON Semiconductor Corp (a)	803,153	6,160
Douglas Emmett Inc	264,757	4,750	PMC - Sierra Inc (a)	79,946	615
Duke Realty Corp	109,636	1,367	QLogic Corp (a)	59,100	1,038
Equity Residential	225,918	10,986	Rambus Inc (a)	29,400	581
Essex Property Trust Inc	3,622	409	Teradyne Inc (a)	51,700	581
Federal Realty Investment Trust	5,017	411		$ 18,307
HCP Inc	57,640	2,075	Software - 2.09%
Health Care REIT Inc	78,261	3,999	Adobe Systems Inc (a)	217,354	6,119
Hospitality Properties Trust	120,489	2,748	Allscripts Healthcare Solutions Inc (a)	78,700	1,502
Host Hotels & Resorts Inc	630,840	10,024	BMC Software Inc (a)	175,206	7,965
Kimco Realty Corp	115,804	1,996	Broadridge Financial Solutions Inc	16,025	353
Liberty Property Trust	60,055	2,010	CA Inc	14,459	336
Macerich Co/The	66,346	2,960	Check Point Software Technologies Ltd (a)	76,096	3,253
Mack-Cali Realty Corp	57,799	1,941	Compuware Corp (a)	19,508	195
MFA Financial Inc	739,438	5,849	Fidelity National Information Services Inc	33,964	920
Nationwide Health Properties Inc	26,708	1,090	Fiserv Inc (a)	6,843	373
Piedmont Office Realty Trust Inc	10,119	191	Parametric Technology Corp (a)	243,381	5,225
ProLogis	173,223	2,365	Quest Software Inc (a)	74,780	1,957
Realty Income Corp	14,120	484	Solera Holdings Inc	18,400	884
Regency Centers Corp	33,773	1,425	VeriFone Systems Inc (a)	35,785	1,211
Senior Housing Properties Trust	58,524	1,398		$ 30,293
SL Green Realty Corp	8,966	589	Telecommunications - 3.86%
Tanger Factory Outlet Centers	94,812	4,543	Amdocs Ltd (a)	20,426	627
Taubman Centers Inc	66,800	3,101	CenturyLink Inc	303,049	12,540
UDR Inc	20,426	459	Clearwire Corp (a)	460,611	3,266
Ventas Inc	149,805	8,024	CommScope Inc (a)	87,618	2,774
Vornado Realty Trust	63,776	5,574	EchoStar Holding Corp (a)	50,094	1,062
Weingarten Realty Investors	21,712	524	Frontier Communications Corp	752,840	6,610
	$ 119,773		JDS Uniphase Corp (a)	38,500	405
Retail - 1.59%			MetroPCS Communications Inc (a)	238,800	2,486
Abercrombie & Fitch Co	4,235	181	NII Holdings Inc (a)	6,885	288
American Eagle Outfitters Inc	31,441	503	Polycom Inc (a)	62,083	2,097
See accompanying notes			376

Schedule of Investments
MidCap Value Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		(a) Non-Income Producing Security
Telecommunications (continued)
Qwest Communications International Inc	1,382,705 $	9,126
Sprint Nextel Corp (a)	1,937,087	7,981
			Unrealized Appreciation (Depreciation)
Telephone & Data Systems Inc	10,787	376	The net federal income tax unrealized appreciation (depreciation) and federal tax
Tellabs Inc	139,008	947	cost of investments held as of the period end were as follows:
US Cellular Corp (a)	3,033	141
Virgin Media Inc	187,573	4,769	Unrealized Appreciation	$ 218,752
Windstream Corp	36,490	462	Unrealized Depreciation	(31,319)
		$ 55,957	Net Unrealized Appreciation (Depreciation)	$ 187,433
Textiles - 0.34%			Cost for federal income tax purposes	$ 1,259,281
Cintas Corp	17,441	479	All dollar amounts are shown in thousands (000's)
Mohawk Industries Inc (a)	76,390	4,380
		$ 4,859	Portfolio Summary (unaudited)
Toys, Games & Hobbies - 0.13%			Sector	Percent
Hasbro Inc	21,496	994	Financial	30 .17%
Mattel Inc	37,966	886	Utilities	12 .23%
		$ 1,880	Industrial	12 .17%
Transportation - 2.12%			Consumer, Non-cyclical	12 .02%
Alexander & Baldwin Inc	12,828	441	Energy	8 .77%
CH Robinson Worldwide Inc	24,400	1,720	Communications	8 .35%
Con-way Inc	13,800	455	Consumer, Cyclical	6 .97%
CSX Corp	11,600	713	Basic Materials	4 .83%
Expeditors International of Washington Inc	2,600	128	Technology	4 .24%
Frontline Ltd/Bermuda	119,643	3,440	Diversified	0 .04%
Kansas City Southern (a)	149,889	6,568	Other Assets in Excess of Liabilities, Net	0 .21%
Kirby Corp (a)	9,901	426
			TOTAL NET ASSETS	100.00%
Norfolk Southern Corp	6,500	400
Overseas Shipholding Group Inc	59,300	1,982
Ryder System Inc	103,506	4,529
Teekay Corp	98,534	3,133
Tidewater Inc	146,665	6,766
		$ 30,701
Trucking & Leasing - 0.03%
GATX Corp	11,669	369

Water - 0.33%
American Water Works Co Inc	183,895	4,391
Aqua America Inc	15,749	339
		$ 4,730
TOTAL COMMON STOCKS		$ 1,404,499
	Maturity
	Amount
REPURCHASE AGREEMENTS - 2.91%	(000's)	Value (000's)
Banks - 2.91%
Investment in Joint Trading Account; Bank of	$ 12,027	$ 12,026
America Repurchase Agreement; 0.22%
dated 10/29/10 maturing 11/01/10
(collateralized by Sovereign Agency Issues;
$12,267,690; 0.00% - 5.25%; dated 05/01/13
- 04/15/42)
Investment in Joint Trading Account; Credit Suisse	11,611	11,611
Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
US Treasury Note; $11,843,114; 1.13%;
dated 01/15/12)
Investment in Joint Trading Account; Deutsche	11,031	11,030
Bank Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $11,250,959;
0.38% - 3.75%; dated 12/06/10 - 01/29/15)
Investment in Joint Trading Account; Morgan	7,547	7,548
Stanley Repurchase Agreement; 0.20% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $7,698,024; 1.88%
- 6.13%; dated 01/09/12 - 02/21/13)
		$ 42,215
TOTAL REPURCHASE AGREEMENTS		$ 42,215
Total Investments		$ 1,446,714
Other Assets in Excess of Liabilities, Net - 0.21%		$ 3,021
TOTAL NET ASSETS - 100.00%		$ 1,449,735

See accompanying notes

377

Schedule of Investments
MidCap Value Fund I
October 31, 2010

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
S&P Mid 400 eMini; December 2010	Long	551 $	42,986	$ 45,596	$ 2,610
					$ 2,610
All dollar amounts are shown in thousands (000's)

See accompanying notes

378

Schedule of Investments MidCap Value Fund III October 31, 2010

COMMON STOCKS - 99.52%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.43%			Electronics (continued)
Omnicom Group Inc	9,156 $	403	Thomas & Betts Corp (a)	10,304 $	449
				$ 912
Aerospace & Defense - 3.08%			Engineering & Contruction - 0.46%
Goodrich Corp	16,200	1,329	McDermott International Inc (a)	27,907	431
L-3 Communications Holdings Inc	20,300	1,466
Northrop Grumman Corp	1,492	94	Entertainment - 0.93%
	$ 2,889		International Game Technology	56,000	873
Agriculture - 2.88%
Lorillard Inc	21,068	1,798	Environmental Control - 0.39%
Reynolds American Inc	13,900	902	Republic Services Inc	12,345	368
	$ 2,700
Airlines - 0.16%			Food - 3.11%
United Continental Holdings Inc (a)	5,291	154	Corn Products International Inc	28,222	1,201
			Dean Foods Co (a)	61,466	639
Apparel - 1.09%			SUPERVALU Inc	42,613	460
Hanesbrands Inc (a)	41,100	1,019	Sysco Corp	21,000	619
				$ 2,919
Banks - 5.13%			Forest Products & Paper - 1.27%
Bank of Hawaii Corp	13,692	592	Domtar Corp	9,200	730
Capital One Financial Corp	28,100	1,047	International Paper Co (b)	18,204	460
City National Corp/CA	9,543	492		$ 1,190
Comerica Inc	11,679	418	Gas - 1.80%
Commerce Bancshares Inc	9,771	360	CenterPoint Energy Inc	67,500	1,118
Fifth Third Bancorp	66,500	835	Energen Corp	12,740	569
M&T Bank Corp	753	56		$ 1,687
PNC Financial Services Group Inc	18,700	1,008	Hand & Machine Tools - 1.45%
	$ 4,808		Stanley Black & Decker Inc	21,900	1,357
Chemicals - 1.85%
Ashland Inc	8,857	457	Healthcare - Services - 5.49%
Cabot Corp	13,707	466	CIGNA Corp	43,700	1,538
Cytec Industries Inc	3,514	174	Coventry Health Care Inc (a)	71,491	1,674
Lubrizol Corp	6,181	634	Healthsouth Corp (a)	14,403	261
	$ 1,731		Humana Inc (a)	16,457	959
Coal - 0.30%			Quest Diagnostics Inc	14,600	717
Arch Coal Inc	11,435	281		$ 5,149
			Home Furnishings - 0.36%
Commercial Services - 2.21%			Whirlpool Corp	4,391	333
Alliance Data Systems Corp (a)	15,200	923
H&R Block Inc	17,100	201	Housewares - 0.45%
Service Corp International/US	73,862	612	Newell Rubbermaid Inc	23,700	418
Total System Services Inc	21,500	336
	$ 2,072		Insurance - 8.28%
Computers - 0.66%			American Financial Group Inc/OH	24,209	740
Computer Sciences Corp	12,600	618	Arch Capital Group Ltd (a)	4,816	416
			Aspen Insurance Holdings Ltd	16,701	474
Consumer Products - 0.54%			Assurant Inc	23,975	948
Jarden Corp	15,792	506	Axis Capital Holdings Ltd	18,900	643
			Chubb Corp	10,800	627
Diversified Financial Services - 3.33%			Fidelity National Financial Inc	14,400	193
Ameriprise Financial Inc	45,982	2,377	Protective Life Corp	27,654	663
SLM Corp (a)	62,800	747	RenaissanceRe Holdings Ltd	8,702	524
	$ 3,124		Unum Group	34,195	767
Electric - 9.33%			Willis Group Holdings PLC	34,200	1,087
Edison International	21,414	790	XL Group PLC	31,900	675
Integrys Energy Group Inc	16,146	859		$ 7,757
MDU Resources Group Inc	35,100	700	Leisure Products & Services - 1.16%
NRG Energy Inc (a)	17,715	353	Royal Caribbean Cruises Ltd (a)	27,400	1,083
OGE Energy Corp	15,834	699
Pinnacle West Capital Corp	42,776	1,760	Lodging - 0.57%
Progress Energy Inc	30,491	1,372	Wyndham Worldwide Corp	18,500	532
TECO Energy Inc	53,500	941
Westar Energy Inc	13,100	332	Machinery - Construction & Mining - 0.58%
Xcel Energy Inc	39,200	935	Joy Global Inc	7,697	546
	$ 8,741
Electrical Components & Equipment - 2.37%			Machinery - Diversified - 0.55%
Energizer Holdings Inc (a)	16,414	1,227	AGCO Corp (a)	12,114	515
Molex Inc	49,000	995
	$ 2,222		Media - 0.85%
Electronics - 0.97%			CBS Corp	21,900	371
Garmin Ltd	14,106	463

See accompanying notes

379

Schedule of Investments
MidCap Value Fund III
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Media (continued)			Toys, Games & Hobbies - 0.62%
Gannett Co Inc	36,189 $	429	Mattel Inc	25,122 $	586
	$ 800
Metal Fabrication & Hardware - 0.87%			Transportation - 0.84%
Timken Co	19,676	815	Ryder System Inc	18,000	788

Miscellaneous Manufacturing - 4.60%			TOTAL COMMON STOCKS		$ 93,282
Crane Co	16,600	635		Maturity
Dover Corp	10,240	544		Amount
Eaton Corp	12,100	1,075	REPURCHASE AGREEMENTS - 0.30%	(000's)	Value (000's)
Ingersoll-Rand PLC	16,465	647	Banks - 0.30%
ITT Corp	16,700	788	Investment in Joint Trading Account; Bank of	$ 81	$ 81
SPX Corp	9,300	624	America Repurchase Agreement; 0.22%
	$ 4,313		dated 10/29/10 maturing 11/01/10
Office & Business Equipment - 1.44%			(collateralized by Sovereign Agency Issues;
Xerox Corp	115,457	1,351	$82,604; 0.00% - 5.25%; dated 05/01/13 -
			04/15/42)
Oil & Gas - 3.77%			Investment in Joint Trading Account; Credit Suisse	78	78
Murphy Oil Corp	16,900	1,101	Repurchase Agreement; 0.21% dated
Rowan Cos Inc (a)	35,304	1,162	10/29/10 maturing 11/01/10 (collateralized by
Seadrill Ltd	24,400	742	US Treasury Note; $79,746; 1.13%; dated
Sunoco Inc	14,067	527	01/15/12)
	$ 3,532		Investment in Joint Trading Account; Deutsche	74	74
Oil & Gas Services - 1.72%			Bank Repurchase Agreement; 0.21% dated
Cameron International Corp (a)	24,000	1,050	10/29/10 maturing 11/01/10 (collateralized by
Oil States International Inc (a)	11,092	567	Sovereign Agency Issues; $75,758; 0.38% -
	$ 1,617		3.75%; dated 12/06/10 - 01/29/15)
Pharmaceuticals - 2.88%			Investment in Joint Trading Account; Morgan	51	51
AmerisourceBergen Corp	20,411	670	Stanley Repurchase Agreement; 0.20% dated
Cardinal Health Inc	16,200	562	10/29/10 maturing 11/01/10 (collateralized by
Cephalon Inc (a)	8,101	538	Sovereign Agency Issues; $51,834; 1.88% -
Omnicare Inc	38,600	931	6.13%; dated 01/09/12 - 02/21/13)
	$ 2,701				$ 284
Pipelines - 3.36%			TOTAL REPURCHASE AGREEMENTS		$ 284
El Paso Corp	119,912	1,590	Total Investments		$ 93,566
Oneok Inc	6,554	327	Other Assets in Excess of Liabilities, Net - 0.18%		$ 167
Spectra Energy Corp	51,732	1,229	TOTAL NET ASSETS - 100.00%		$ 93,733
	$ 3,146
Real Estate - 0.83%
Jones Lang LaSalle Inc	9,942	776	(a) Non-Income Producing Security
			(b)	Security or a portion of the security was pledged to cover margin
			requirements for futures contracts. At the end of the period, the value of
REITS - 6.36%
Annaly Capital Management Inc	36,600	648	these securities totaled $133 or 0.14% of net assets.
Apartment Investment & Management Co	20,351	474
BRE Properties Inc	23,700	1,018
Equity Residential	24,857	1,209	Unrealized Appreciation (Depreciation)
Host Hotels & Resorts Inc	68,322	1,086	The net federal income tax unrealized appreciation (depreciation) and federal tax
Mack-Cali Realty Corp	25,497	856	cost of investments held as of the period end were as follows:
Ventas Inc	12,442	666
	$ 5,957		Unrealized Appreciation		$ 13,711
Retail - 3.98%			Unrealized Depreciation		(3,433)
Advance Auto Parts Inc	13,400	871	Net Unrealized Appreciation (Depreciation)		$ 10,278
Family Dollar Stores Inc	25,100	1,159	Cost for federal income tax purposes		$ 83,288
Ltd Brands Inc	36,400	1,070	All dollar amounts are shown in thousands (000's)
Macy's Inc	26,880	635
	$ 3,735		Portfolio Summary (unaudited)
Savings & Loans - 1.77%			Sector		Percent
New York Community Bancorp Inc	97,746	1,655	Financial		25 .99%
			Consumer, Non-cyclical		16 .62%
Semiconductors - 0.98%			Industrial		16 .16%
Microchip Technology Inc	28,600	920	Utilities		11 .13%
			Consumer, Cyclical		9 .82%
Software - 0.42%			Energy		9 .15%
Dun & Bradstreet Corp	5,300	394	Communications		4 .33%
			Technology		3 .50%
Telecommunications - 3.05%			Basic Materials		3 .12%
Amdocs Ltd (a)	41,100	1,261	Other Assets in Excess of Liabilities, Net		0 .18%
Qwest Communications International Inc	186,563	1,231	TOTAL NET ASSETS		100.00%
Tellabs Inc	53,665	366
	$ 2,858

See accompanying notes

380

Schedule of Investments
MidCap Value Fund III
October 31, 2010

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
S&P Mid 400 eMini; December 2010	Long	2 $	151	$ 166	$ 15
					$ 15
All dollar amounts are shown in thousands (000's)

See accompanying notes

381

Schedule of Investments
Money Market Fund
October 31, 2010

COMMON STOCKS - 3.28%	Shares Held Value (000's)			Principal
Publicly Traded Investment Fund - 3.28%				Amount
BlackRock Liquidity Funds TempFund Portfolio	27,980,000 $	27,980	MUNICIPAL BONDS (continued)	(000's)	Value (000's)
DWS Money Market Series	15,410,000	15,410	California - 3.72%
		$ 43,390	California Statewide Communities Development
TOTAL COMMON STOCKS		$ 43,390	Authority FANNIE MAE
	Principal		0.27%, 8/15/2034	$ 400	$ 400
	Amount		City of Fairfield CA
BONDS - 11.48%	(000's)	Value (000's)	0.68%, 6/1/2034	2,000	2,000
Automobile Asset Backed Securities - 1.56%			0.68%, 6/1/2034	2,700	2,700
Bank of America Auto Trust			City of Santa Rosa CA
0.62%, 7/15/2011	$ 2,092	$ 2,092	0.63%, 9/1/2024	4,465	4,465
Ford Credit Auto Lease Trust			Kern Water Bank Authority
0.38%, 11/15/2011(a)	3,200	3,200	0.28%, 7/1/2028	5,453	5,453
Hyundai Auto Receivables Trust			San Jose Redevelopment Agency
0.37%, 9/15/2011	4,523	4,523	0.28%, 8/1/2028	26,510	26,510
Nissan Auto Lease Trust			Santa Rosa Rancheria Tachi Yokut Tribe
0.56%, 6/15/2011	1,865	1,864	Enterprise
Nissan Auto Receivables Owner Trust			0.31%, 9/1/2019	7,800	7,800
0.36%, 10/17/2011	4,910	4,910			$ 49,328
Toyota Auto Receivables Owner Trust			Colorado - 0.51%
0.56%, 7/15/2011	4,136	4,139	Colorado Housing & Finance Authority
		$ 20,728	0.33%, 4/1/2029	325	325
Banks - 0.85%			County of Kit Carson CO
JP Morgan Chase & Co			0.27%, 6/1/2027	1,300	1,300
2.63%, 12/1/2010	1,200	1,201	Sheridan Redevelopment Agency
JP Morgan Chase Bank NA			0.75%, 12/1/2029	5,000	5,000
0.26%, 11/21/2010(b)	8,000	8,000			$ 6,625
Morgan Stanley			Georgia - 0.15%
2.90%, 12/1/2010	2,000	2,003	Savannah College of Art & Design Inc
		$ 11,204	0.34%, 4/1/2024	2,000	2,000
Diversified Financial Services - 4.79%
Corporate Finance Managers Inc			Illinois - 1.52%
0.28%, 2/2/2043	13,400	13,400	City of Chicago IL
ING USA Global Funding Trust			0.64%, 12/15/2010	4,000	4,000
1.05%, 12/3/2010(c)	15,000	15,000	Memorial Health System/IL
MetLife			0.27%, 10/1/2024	16,205	16,205
0.73%, 11/16/2010(c)	15,000	15,000			$ 20,205
NGSP Inc			Indiana - 0.19%
0.33%, 6/1/2046	20,000	20,000	Ball State University Foundation Inc
		$ 63,400	0.29%, 9/1/2031	2,550	2,550
Healthcare - Services - 1.26%
Everett Clinic PS			Iowa - 0.16%
0.36%, 5/1/2022	5,100	5,100	Iowa Finance Authority
Portland Clinic LLP/The			0.27%, 3/1/2018	2,070	2,070
0.36%, 11/20/2027	11,560	11,560
		$ 16,660	New Mexico - 0.30%
Insurance - 2.07%			City of Las Cruces NM
Berkshire Hathaway Inc			0.28%, 12/1/2018	4,000	4,000
0.39%, 11/10/2010(b)	11,400	11,400
New York Life Insurance Co			New York - 0.62%
0.51%, 11/1/2010(b),(c)	16,000	16,000	New York City Housing Development Corp
		$ 27,400	0.28%, 7/1/2013	2,730	2,730
Other Asset Backed Securities - 0.95%			0.37%, 6/1/2039	5,400	5,400
CNH Equipment Trust					$ 8,130
0.35%, 4/15/2011	4,371	4,371	North Carolina - 0.13%
GE Equipment Midticket LLC			North Carolina Capital Facilities Finance Agency
0.35%, 9/14/2011(a)	5,000	5,000	0.45%, 9/1/2018	1,755	1,755
Volvo Financial Equipment LLC
0.51%, 5/16/2011(a),(b)	3,228	3,228	Oklahoma - 0.38%
		$ 12,599	Oklahoma University Hospital
TOTAL BONDS		$ 151,991	0.35%, 8/15/2021	5,030	5,030
	Principal
			Oregon - 0.07%
	Amount		Lake Oswego Redevelopment Agency
MUNICIPAL BONDS - 8.46%	(000's)	Value (000's)	0.33%, 6/1/2020	890	890
Arizona - 0.54%
Glendale Industrial Development Authority
0.35%, 7/1/2035	$ 7,190	$ 7,190	Washington - 0.17%
			Washington State Housing Finance
			Commission FANNIE MAE
			0.28%, 9/1/2028	790	790
			0.28%, 12/15/2037	1,055	1,055

See accompanying notes

382

Schedule of Investments
Money Market Fund
October 31, 2010

	Principal			Principal
	Amount			Amount
MUNICIPAL BONDS (continued)	(000's)	Value (000's)	COMMERCIAL PAPER (continued)	(000's)	Value (000's)
Washington (continued)			Banks (continued)
Washington State Housing Finance			Skandinaviska Enskilda Banken AB (continued)
Commission FANNIE MAE (continued)			0.35%, 11/17/2010(a),(d)	$ 8,900	$ 8,899
0.32%, 12/1/2028	$ 375	$ 375	Standard Chartered Bank/New York
		$ 2,220	0.30%, 12/1/2010(a)	7,600	7,598
TOTAL MUNICIPAL BONDS		$ 111,993	0.33%, 12/21/2010(a)	8,000	7,996
			0.45%, 3/17/2011(a)	8,100	8,086
	Principal
			0.60%, 2/7/2011(d)	10,000	9,984
U.S. GOVERNMENT & GOVERNMENT	Amount
AGENCY OBLIGATIONS - 0.60%	(000's)	Value (000's)	UBS Finance Delaware LLC
			0.50%, 11/23/2010(d)	8,000	7,998
U.S. Treasury Bill - 0.60%
0.44%, 4/7/2011	$ 8,000	$ 7,985	0.53%, 7/15/2011	7,000	6,974
			5.23%, 7/19/2011	8,600	8,567
TOTAL U.S. GOVERNMENT &					$ 204,905
GOVERNMENT AGENCY OBLIGATIONS		$ 7,985	Commercial Services - 0.53%
	Maturity		Salvation Army Eastern Territory
	Amount		0.25%, 12/7/2010	7,000	7,000
REPURCHASE AGREEMENTS - 8.57%	(000's)	Value (000's)
Banks - 8.57%			Diversified Financial Services - 36.76%
Bank of America Repurchase Agreement; 0.22%	$ 57,431	$ 57,430	American Honda Finance Corp
dated 10/29/10 maturing 11/01/10			0.27%, 12/16/2010	7,000	6,998
(collateralized by US Treasury Note;			BNP Paribas Finance Inc
$58,578,600; 0.00%; dated 05/15/21)			0.25%, 12/27/2010	6,000	5,998
Deutsche Bank Repurchase Agreement; 0.21%	56,001	56,000	0.32%, 11/17/2010	8,000	7,999
dated 10/29/10 maturing 11/01/10			0.33%, 11/1/2010	6,000	6,000
(collateralized by US Treasury Note;			0.39%, 3/22/2011	4,500	4,493
$57,120,000; 4.38%; dated 05/15/40)			0.49%, 11/29/2010	8,000	7,997
		$ 113,430	CAFCO LLC
			0.28%, 1/24/2011(a)	8,000	7,995
TOTAL REPURCHASE AGREEMENTS		$ 113,430	0.32%, 2/3/2011(a)	3,918	3,915
	Principal		0.34%, 3/2/2011(a)	8,000	7,991
	Amount		0.40%, 2/17/2011(a)	6,000	5,993
COMMERCIAL PAPER - 66.53%	(000's)	Value (000's)	0.62%, 1/19/2011(a)	6,000	5,992
Agriculture - 2.37%			Charta Corp
Cargill Inc			0.27%, 12/2/2010(a)	8,300	8,298
0.21%, 11/3/2010(a)	$ 7,700	$ 7,700
			0.30%, 1/19/2011(a)	8,000	7,995
0.23%, 11/18/2010(a)	8,000	7,999
			0.40%, 2/25/2011(a)	9,000	8,988
0.28%, 2/8/2011(a)	8,000	7,994
Philip Morris International Inc			0.40%, 3/4/2011	7,000	6,990
0.20%, 11/2/2010(a)	7,700	7,700	CRC Funding LLC
			0.28%, 1/21/2011(a)	7,000	6,995
		$ 31,393	0.29%, 1/5/2011(a)	8,600	8,595
Banks - 15.47%			0.30%, 11/17/2010(a)	9,000	8,999
Bank of America Corp			0.40%, 2/23/2011(a)	7,000	6,991
0.22%, 11/9/2010	5,000	5,000	Credit Agricole North America Inc
0.22%, 11/24/2010	4,000	3,999	0.31%, 3/29/2011	7,000	6,991
Barclays US Funding Corp			0.50%, 2/22/2011	5,000	4,992
0.37%, 3/21/2011	8,000	7,988	Danske Corp
Commonwealth Bank of Australia			0.28%, 12/3/2010(a)	9,000	8,998
0.21%, 11/5/2010(a),(d)	8,000	8,000
0.24%, 11/30/2010(a),(d)	7,000	6,999	Gemini Securitization Corp LLC
			0.24%, 11/23/2010(a)	8,000	7,999
0.25%, 12/29/2010(a),(d)	8,000	7,997
0.27%, 11/19/2010(a),(d)	6,000	5,999	0.27%, 12/2/2010	7,900	7,898
			0.27%, 1/13/2011(a)	8,000	7,996
Deutsche Bank Financial LLC			0.32%, 11/10/2010(a)	1,500	1,500
0.35%, 2/28/2011	7,800	7,791	0.33%, 11/5/2010(a)	7,000	7,000
0.50%, 6/10/2011	6,600	6,580	ING US Funding LLC
DnB NOR Bank ASA			0.40%, 4/5/2011	7,000	6,988
0.26%, 12/6/2010(a),(d)	8,000	7,998
0.33%, 3/10/2011(a),(d)	8,000	7,990	0.44%, 1/10/2011	7,000	6,994
0.35%, 2/11/2011(a),(d)	6,000	5,994	Jupiter Securitization Co LLC
			0.23%, 11/3/2010(a)	7,000	7,000
Intesa Funding LLC			0.24%, 12/14/2010(a)	7,000	6,998
0.27%, 12/22/2010	8,000	7,997	0.25%, 11/12/2010(a)	11,800	11,799
0.33%, 3/14/2011	7,000	6,991	0.25%, 11/18/2010(a)	5,000	4,999
0.34%, 1/24/2011	8,000	7,994	Nordea North America Inc/DE
0.37%, 2/14/2011	9,000	8,990	0.25%, 12/1/2010	9,000	8,998
JP Morgan Chase & Co			0.25%, 12/17/2010	7,000	6,998
0.24%, 11/9/2010	7,000	7,000	0.26%, 1/10/2011	8,000	7,996
Royal Bank of Scotland Group PLC			0.37%, 2/9/2011	8,000	7,992
0.27%, 12/21/2010(a),(d)	7,000	6,997
0.28%, 11/15/2010(a),(d)	6,000	5,999	PACCAR Financial Corp
			0.30%, 11/22/2010	8,000	7,999
Skandinaviska Enskilda Banken AB			0.31%, 11/10/2010	8,800	8,799
0.29%, 11/3/2010(a),(d)	4,500	4,500

See accompanying notes

383

Schedule of Investments
Money Market Fund
October 31, 2010

	Principal			Principal
	Amount			Amount
COMMERCIAL PAPER (continued)	(000's)	Value (000's)	COMMERCIAL PAPER (continued)	(000's)	Value (000's)
Diversified Financial Services (continued)			Oil & Gas (continued)
Private Export Funding Corp			Shell International Finance BV (continued)
0.24%, 11/15/2010(a)	$ 7,000	$ 6,999	0.73%, 7/1/2011(a)	$ 6,900	$ 6,866
Rabobank USA Financial Corp					$ 31,318
0.43%, 11/15/2010	7,000	6,999	Supranational Bank - 1.85%
Ranger Funding Co LLC			Corp Andina de Fomento
0.22%, 11/1/2010(a)	4,500	4,500	0.34%, 3/28/2011(a)	8,500	8,488
0.24%, 11/22/2010(a)	8,000	7,999	0.42%, 11/19/2010	8,000	7,998
0.24%, 12/1/2010(a)	7,000	6,999	0.51%, 7/20/2011(a)	8,000	7,971
River Fuel Funding Co #3					$ 24,457
0.32%, 12/15/2010	9,148	9,144	Telecommunications - 0.53%
0.35%, 1/31/2011	6,800	6,794	Telstra Corp Ltd
Sheffield Receivables Corp			0.26%, 12/20/2010(a)	7,000	6,998
0.23%, 11/23/2010(a)	8,000	7,999
0.27%, 1/24/2011(a)	6,000	5,996
0.30%, 1/11/2011(a)	8,000	7,995	TOTAL COMMERCIAL PAPER		$ 880,988
				Principal
Societe Generale North America Inc				Amount
0.26%, 12/1/2010	7,000	6,998	CERTIFICATE OF DEPOSIT - 1.21%	(000's)	Value (000's)
0.30%, 11/29/2010	6,000	5,999	Banks - 1.21%
Starbird Funding Corp			Bank of America NA
0.26%, 11/19/2010(a)	6,400	6,399
0.27%, 1/20/2011(a)	8,000	7,995	0.40%, 11/12/2010	8,000	8,000
0.28%, 11/30/2010(a)	8,000	7,998	0.46%, 11/18/2010	8,000	8,000
0.32%, 11/10/2010(a)	7,000	6,999			$ 16,000
Straight-A Funding LLC			TOTAL CERTIFICATE OF DEPOSIT		$ 16,000
0.21%, 11/8/2010(a)	6,000	6,000	Total Investments		$ 1,325,777
0.22%, 11/8/2010(a)	8,000	8,000	Liabilities in Excess of Other Assets, Net - (0.13)%		$ (1,696)
0.23%, 12/2/2010	5,000	4,999	TOTAL NET ASSETS - 100.00%		$ 1,324,081
0.25%, 11/22/2010	5,000	4,999
0.25%, 12/9/2010(a)	8,000	7,998
			(a)	Security exempt from registration under Rule 144A of the Securities Act of
Thunder Bay Funding LLC			1933. These securities may be resold in transactions exempt from
0.24%, 11/4/2010(a)	8,000	8,000
0.25%, 11/2/2010(a)	8,000	8,000	registration, normally to qualified institutional buyers. Unless otherwise
0.25%, 11/3/2010(a)	8,000	8,000	indicated, these securities are not considered illiquid. At the end of the
0.25%, 11/8/2010(a)	6,000	6,000	period, the value of these securities totaled $550,048 or 41.54% of net
			assets.
Toyota Credit Canada Inc			(b)	Variable Rate. Rate shown is in effect at October 31, 2010.
0.23%, 11/26/2010	8,000	7,999	(c) Security is Illiquid
0.27%, 1/7/2011	7,800	7,796	(d)	Security issued by foreign bank and denominated in USD.
0.44%, 12/6/2010	7,000	6,997
0.45%, 11/23/2010	6,000	5,998
		$ 486,754
Electric - 4.05%			Unrealized Appreciation (Depreciation)
GDF Suez			The net federal income tax unrealized appreciation (depreciation) and federal tax
0.35%, 11/1/2010(a)	6,000	6,000	cost of investments held as of the period end were as follows:
0.36%, 11/5/2010(a)	5,000	5,000
0.36%, 11/16/2010(a)	15,000	14,998	Unrealized Appreciation		$ —
0.36%, 11/24/2010(a)	7,000	6,998	Unrealized Depreciation		—
Oglethorpe Power Corp			Net Unrealized Appreciation (Depreciation)		$ —
0.25%, 11/8/2010(a)	6,000	6,000	Cost for federal income tax purposes		$ 1,325,777
0.26%, 11/2/2010	6,681	6,681	All dollar amounts are shown in thousands (000's)
Southern Co Funding Corp
0.23%, 11/9/2010(a)	8,000	7,999	Portfolio Summary (unaudited)
		$ 53,676	Sector		Percent
Insurance - 2.60%			Financial		72 .32%
New York Life Capital Corp			Revenue		7 .54%
0.24%, 11/15/2010(a)	8,500	8,499	Consumer, Non-cyclical		4 .16%
Prudential Funding LLC			Utilities		4 .05%
0.32%, 12/22/2010	7,000	6,997	Exchange Traded Funds		3 .28%
0.35%, 12/20/2010	6,000	5,997	Asset Backed Securities		2 .51%
Prudential PLC			Government		2 .45%
0.41%, 1/5/2011(a)	6,000	5,996	Energy		2 .37%
0.42%, 11/19/2010(a)	7,000	6,998	Communications		0 .53%
		$ 34,487	Tax Allocation		0 .45%
Oil & Gas - 2.37%			General Obligation		0 .30%
Shell International Finance BV			Insured		0 .17%
0.40%, 5/2/2011(a)	8,000	7,984	Liabilities in Excess of Other Assets, Net		(0 .13)%
0.55%, 2/1/2011(a)	8,000	7,988	TOTAL NET ASSETS		100.00%
0.56%, 4/4/2011(a)	5,500	5,487
0.57%, 4/1/2011(a)	3,000	2,993

See accompanying notes

384

Schedule of Investments
Principal Capital Appreciation Fund
October 31, 2010

COMMON STOCKS - 97.77%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Aerospace & Defense - 2.34%			Consumer Products (continued)
Boeing Co/The	239,793 $	16,939	WD-40 Co	83,813 $	3,092
Northrop Grumman Corp	71,530	4,521		$ 24,539
Teledyne Technologies Inc (a)	95,575	3,973	Cosmetics & Personal Care - 0.69%
	$ 25,433		Procter & Gamble Co	118,375	7,525
Agriculture - 0.56%
Archer-Daniels-Midland Co	181,550	6,049	Diversified Financial Services - 2.94%
			Charles Schwab Corp/The	1,005,587	15,486
Airlines - 0.99%			Franklin Resources Inc	143,530	16,463
Alaska Air Group Inc (a)	126,017	6,654		$ 31,949
Cathay Pacific Airways Ltd ADR	307,700	4,126	Electric - 1.10%
	$ 10,780		Edison International	118,225	4,363
Apparel - 1.75%			PG&E Corp	158,810	7,594
Columbia Sportswear Co	80,552	4,209		$ 11,957
Nike Inc	182,022	14,824	Electronics - 2.74%
	$ 19,033		Dionex Corp (a)	142,356	12,703
Automobile Manufacturers - 1.29%			Electro Scientific Industries Inc (a)	68,048	791
Nissan Motor Co Ltd ADR	14,154	247	FEI Co (a)	227,414	4,949
PACCAR Inc	248,402	12,733	FLIR Systems Inc (a)	48,000	1,336
Toyota Motor Corp ADR	14,641	1,037	Itron Inc (a)	67,925	4,128
	$ 14,017		Trimble Navigation Ltd (a)	95,408	3,419
Automobile Parts & Equipment - 0.68%			Waters Corp (a)	32,150	2,383
Johnson Controls Inc	209,760	7,367		$ 29,709
			Engineering & Contruction - 0.93%
Banks - 4.48%			Granite Construction Inc	120,664	2,918
Barclays PLC ADR	43,440	767	Jacobs Engineering Group Inc (a)	187,461	7,238
City National Corp/CA	61,996	3,197		$ 10,156
East West Bancorp Inc	131,348	2,316	Environmental Control - 0.67%
JP Morgan Chase & Co	268,694	10,111	Energy Recovery Inc (a)	157,576	561
State Street Corp	133,740	5,585	Waste Connections Inc	164,241	6,691
US Bancorp	219,500	5,308		$ 7,252
Wells Fargo & Co	692,268	18,054	Food - 2.27%
Westamerica Bancorporation	67,039	3,353	Campbell Soup Co	51,500	1,867
	$ 48,691		Dairy Farm International Holdings Ltd ADR	166,677	6,442
Beverages - 0.81%			Dean Foods Co (a)	66,393	691
Brown-Forman Corp	58,707	3,570	General Mills Inc	201,842	7,577
PepsiCo Inc	80,219	5,238	Kroger Co/The	145,250	3,196
	$ 8,808		Ralcorp Holdings Inc (a)	26,175	1,624
Biotechnology - 1.57%			Safeway Inc	142,800	3,270
Dendreon Corp (a)	42,226	1,541		$ 24,667
Gilead Sciences Inc (a)	205,919	8,169	Forest Products & Paper - 1.60%
Life Technologies Corp (a)	105,642	5,301	Plum Creek Timber Co Inc	110,950	4,087
Martek Biosciences Corp (a)	93,404	2,050	Weyerhaeuser Co	819,339	13,290
	$ 17,061			$ 17,377
Building Materials - 0.60%			Gas - 1.61%
Apogee Enterprises Inc	121,882	1,279	Energen Corp	45,960	2,052
Cemex SAB de CV ADR(a)	109,846	963	Northwest Natural Gas Co	12,850	633
Simpson Manufacturing Co Inc	160,184	4,258	Sempra Energy	277,015	14,815
	$ 6,500			$ 17,500
Chemicals - 0.64%			Healthcare - Products - 3.17%
FMC Corp	50,040	3,658	Beckman Coulter Inc	125,062	6,658
Potash Corp of Saskatchewan Inc	4,135	600	Becton Dickinson and Co	50,058	3,780
Sigma-Aldrich Corp	42,025	2,665	Johnson & Johnson	173,746	11,062
	$ 6,923		Medtronic Inc	39,330	1,385
Commercial Services - 0.81%			ResMed Inc (a)	81,460	2,596
AMN Healthcare Services Inc (a)	98,973	525	Techne Corp	45,608	2,779
Resources Connection Inc	155,054	2,510	Varian Medical Systems Inc (a)	98,143	6,205
Robert Half International Inc	107,820	2,923		$ 34,465
TrueBlue Inc (a)	162,550	2,284	Healthcare - Services - 0.85%
Visa Inc	7,410	579	DaVita Inc (a)	95,175	6,829
	$ 8,821		Health Net Inc (a)	51,260	1,378
Computers - 3.43%			Sun Healthcare Group Inc (a)	103,129	981
Apple Inc (a)	28,832	8,675		$ 9,188
Hewlett-Packard Co	325,975	13,710	Home Builders - 0.20%
IBM Corp	93,395	13,411	KB Home	99,400	1,045
Mentor Graphics Corp (a)	134,961	1,458	Winnebago Industries Inc (a)	110,117	1,101
	$ 37,254			$ 2,146
Consumer Products - 2.26%			Insurance - 2.04%
Clorox Co	195,315	12,998	Fidelity National Financial Inc	96,725	1,295
Kimberly-Clark Corp	89,790	5,687	HCC Insurance Holdings Inc	152,925	4,050
Tupperware Brands Corp	61,637	2,762	Mercury General Corp	48,877	2,076

See accompanying notes

385

Schedule of Investments
Principal Capital Appreciation Fund
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Insurance (continued)			REITS (continued)
MetLife Inc	107,940 $	4,353	Essex Property Trust Inc	32,245 $	3,642
StanCorp Financial Group Inc	240,885	10,334	HCP Inc	247,235	8,903
	$ 22,108		Nationwide Health Properties Inc	108,213	4,418
Internet - 2.70%				$ 25,705
Amazon.com Inc (a)	39,115	6,460	Retail - 7.23%
Art Technology Group Inc (a)	530,177	2,221	Copart Inc (a)	158,188	5,356
eBay Inc (a)	141,600	4,221	Costco Wholesale Corp	314,150	19,719
Google Inc (a)	26,727	16,383	CVS Caremark Corp	57,150	1,721
	$ 29,285		Home Depot Inc	112,400	3,471
Iron & Steel - 1.36%			Jack in the Box Inc (a)	140,041	3,243
Reliance Steel & Aluminum Co	128,915	5,395	McDonald's Corp	132,925	10,338
Schnitzer Steel Industries Inc	180,893	9,351	Nordstrom Inc	254,831	9,814
	$ 14,746		Ross Stores Inc	24,850	1,466
Leisure Products & Services - 0.75%			Starbucks Corp	543,625	15,482
Ambassadors Group Inc	169,579	1,881	Wal-Mart Stores Inc	98,025	5,310
Carnival Corp	96,650	4,172	Yum! Brands Inc	52,030	2,579
Harley-Davidson Inc	69,411	2,130		$ 78,499
	$ 8,183		Savings & Loans - 1.15%
Lodging - 0.50%			Washington Federal Inc	831,609	12,499
Red Lion Hotels Corp (a)	693,213	5,456
			Semiconductors - 3.56%
Machinery - Diversified - 0.99%			Applied Materials Inc	565,512	6,990
Cascade Corp	89,714	3,175	Avago Technologies Ltd	107,145	2,644
Deere & Co	98,935	7,598	Intel Corp	672,825	13,504
			LSI Corp (a)	369,051	1,934
	$ 10,773
Media - 1.53%			Microchip Technology Inc	223,938	7,206
			Novellus Systems Inc (a)	38,800	1,133
Walt Disney Co/The	460,160	16,616	QLogic Corp (a)	173,200	3,043
			Supertex Inc (a)	92,016	2,162
Metal Fabrication & Hardware - 0.56%
Precision Castparts Corp	44,870	6,128		$ 38,616
			Software - 5.64%
			Actuate Corp (a)	388,900	1,882
Mining - 0.61%
Freeport-McMoRan Copper & Gold Inc	69,640	6,594	Adobe Systems Inc (a)	417,780	11,760
			Autodesk Inc (a)	102,800	3,719
			Informatica Corp (a)	83,875	3,413
Miscellaneous Manufacturing - 1.40%
Aptargroup Inc	8,400	377	Microsoft Corp	1,016,547	27,081
Crane Co	101,512	3,884	Omnicell Inc (a)	147,375	2,059
General Electric Co	680,743	10,905	Oracle Corp	267,911	7,877
	$ 15,166		Quality Systems Inc	12,663	814
			Quest Software Inc (a)	103,100	2,698
Oil & Gas - 9.59%
Apache Corp	163,420	16,509		$ 61,303
Berry Petroleum Co	132,762	4,542	Telecommunications - 4.88%
Chevron Corp	384,793	31,788	AT&T Inc	600,025	17,101
CNOOC Ltd ADR	22,385	4,677	China Mobile Ltd ADR	69,400	3,565
Devon Energy Corp	129,725	8,435	Cisco Systems Inc (a)	677,790	15,474
Exxon Mobil Corp	165,283	10,986	Polycom Inc (a)	78,517	2,652
Nabors Industries Ltd (a)	76,676	1,602	Qualcomm Inc	64,350	2,904
Occidental Petroleum Corp	247,592	19,468	Verizon Communications Inc	346,625	11,255
Total SA ADR	112,225	6,114		$ 52,951
	$ 104,121		Toys, Games & Hobbies - 0.49%
Oil & Gas Services - 0.25%			Mattel Inc	230,285	5,373
Natural Gas Services Group Inc (a)	100,847	1,588
Schlumberger Ltd	16,480	1,152	Transportation - 2.44%
	$ 2,740		Con-way Inc	105,082	3,469
Pharmaceuticals - 4.97%			Expeditors International of Washington Inc	379,733	18,743
Allergan Inc/United States	226,798	16,422	Union Pacific Corp	48,915	4,289
Bristol-Myers Squibb Co	330,983	8,903		$ 26,501
Forest Laboratories Inc (a)	101,954	3,370	Trucking & Leasing - 0.29%
McKesson Corp	205,207	13,540	Greenbrier Cos Inc (a)	172,834	3,146
Medicis Pharmaceutical Corp	78,075	2,323
Obagi Medical Products Inc (a)	111,953	1,277	Water - 0.33%
Teva Pharmaceutical Industries Ltd ADR	28,390	1,473	California Water Service Group	95,050	3,549
VCA Antech Inc (a)	213,762	4,419
Watson Pharmaceuticals Inc (a)	49,457	2,307	TOTAL COMMON STOCKS	$ 1,061,870
	$ 54,034
Publicly Traded Investment Fund - 1.16%
iShares Russell 3000 Index Fund	179,775	12,611

REITS - 2.37%
Alexandria Real Estate Equities Inc	118,966	8,742

See accompanying notes

386

Schedule of Investments Principal Capital Appreciation Fund October 31, 2010

Maturity
Amount
REPURCHASE AGREEMENTS - 2.20%	(000's)	Value (000's)
Banks - 2.20%
Investment in Joint Trading Account; Bank of	$ 6,816	$ 6,816
America Repurchase Agreement; 0.22%
dated 10/29/10 maturing 11/01/10
(collateralized by Sovereign Agency Issues;
$6,952,351; 0.00% - 5.25%; dated 05/01/13 -
04/15/42)
Investment in Joint Trading Account; Credit Suisse	6,580	6,580
Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
US Treasury Note; $6,711,735; 1.13%; dated
01/15/12)
Investment in Joint Trading Account; Deutsche	6,251	6,251
Bank Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $6,376,149; 0.38%
- 3.75%; dated 12/06/10 - 01/29/15)
Investment in Joint Trading Account; Morgan	4,277	4,277
Stanley Repurchase Agreement; 0.20% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $4,362,627; 1.88%
- 6.13%; dated 01/09/12 - 02/21/13)
$ 23,924
TOTAL REPURCHASE AGREEMENTS		$ 23,924
Total Investments		$ 1,085,794
Other Assets in Excess of Liabilities, Net - 0.03%		$ 299
TOTAL NET ASSETS - 100.00%		$ 1,086,093

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 352,118
Unrealized Depreciation		(28,280)
Net Unrealized Appreciation (Depreciation)		$ 323,838
Cost for federal income tax purposes		$ 761,956
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector		Percent
Consumer, Non-cyclical		17 .96%
Financial		15 .18%
Consumer, Cyclical		13 .88%
Industrial		12 .96%
Technology		12 .63%
Energy		9 .84%
Communications		9 .11%
Basic Materials		4 .21%
Utilities		3 .04%
Exchange Traded Funds		1 .16%
Other Assets in Excess of Liabilities, Net		0 .03%
TOTAL NET ASSETS		100.00%

See accompanying notes

387

Schedule of Investments Principal LifeTime 2010 Fund October 31, 2010

INVESTMENT COMPANIES - 99.90%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 99.90%
Bond & Mortgage Securities Fund (a)	19,600,405 $	207,176
Bond Market Index Fund (a),(b)	4,937,831	53,131
Core Plus Bond Fund I (a)	17,269,571	201,191
Diversified Real Asset Fund (a)	5,982,093	65,863
Global Diversified Income Fund (a)	5,032,664	66,985
High Yield Fund I (a)	5,234,050	60,924
Inflation Protection Fund (a)	9,451,506	77,880
International Emerging Markets Fund (a)	1,695,636	43,408
International Equity Index Fund (a),(b)	2,199,432	22,830
International Fund I (a)	3,709,919	41,996
International Growth Fund (a)	7,740,837	67,345
International Value Fund I (a)	5,765,582	65,958
LargeCap Growth Fund (a)	8,423,260	64,775
LargeCap Growth Fund I (a)	15,649,431	135,524
LargeCap S&P 500 Index Fund (a)	12,939,414	108,044
LargeCap Value Fund (a)	6,798,692	59,897
LargeCap Value Fund I (a)	11,384,325	114,640
MidCap Growth Fund III (a),(b)	2,807,945	26,872
MidCap Value Fund I (a)	2,217,973	26,993
Preferred Securities Fund (a)	6,208,324	62,456
Real Estate Securities Fund (a)	4,124,582	65,333
Short-Term Income Fund (a)	6,074,339	73,864
SmallCap Growth Fund I (a)	2,657,039	25,561
SmallCap Value Fund II (a)	2,762,258	23,949
	$ 1,762,595
TOTAL INVESTMENT COMPANIES	$ 1,762,595
Total Investments	$ 1,762,595
Other Assets in Excess of Liabilities, Net - 0.10%	$ 1,726
TOTAL NET ASSETS - 100.00%	$ 1,764,321

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 138,717
Unrealized Depreciation	(149,679)
Net Unrealized Appreciation (Depreciation)	$ (10,962)
Cost for federal income tax purposes	$ 1,773,557
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	45 .55%
Domestic Equity Funds	36 .93%
International Equity Funds	13 .69%
Specialty Funds	3 .73%
Other Assets in Excess of Liabilities, Net	0 .10%
TOTAL NET ASSETS	100.00%

See accompanying notes

388

Schedule of Investments
Principal LifeTime 2010 Fund
October 31, 2010

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2009	2009	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	27,634,216	$ 297,533	1,555,179 $	15,517	9,588,990	$ 95,606	19,600,405	$ 211,675
Bond Market Index Fund	—	—	5,618,274	56,938	680,443	7,055	4,937,831	49,994
Core Plus Bond Fund I	17,097,440	180,554	3,277,910	36,242	3,105,779	34,752	17,269,571	182,374
Disciplined LargeCap Blend Fund	12,973,709	187,443	351,569	3,906	13,325,278	149,462	—	—
Diversified Real Asset Fund	—	—	6,045,937	62,518	63,844	687	5,982,093	61,841
Global Diversified Income Fund	2,903,790	29,105	2,733,568	33,459	604,694	7,529	5,032,664	55,073
High Yield Fund I	5,244,939	51,450	776,993	7,998	787,882	8,375	5,234,050	51,162
Inflation Protection Fund	8,089,712	75,237	2,596,052	20,317	1,234,258	9,555	9,451,506	85,807
International Emerging Markets Fund	1,828,014	48,644	93,587	2,094	225,965	5,007	1,695,636	45,596
International Equity Index Fund	—	—	2,526,482	23,600	327,050	3,071	2,199,432	20,477
International Fund I	6,218,199	73,716	291,977	3,075	2,800,257	27,851	3,709,919	51,897
International Growth Fund	8,316,752	111,016	470,641	3,781	1,046,556	8,212	7,740,837	103,970
International Value Fund I	6,031,943	54,697	529,546	5,690	795,907	8,213	5,765,582	52,194
LargeCap Blend Fund I	10,641,872	100,652	393,714	2,807	11,035,586	103,484	—	—
LargeCap Growth Fund	9,156,078	67,402	392,945	2,728	1,125,763	7,810	8,423,260	62,322
LargeCap Growth Fund I	9,638,360	80,508	7,882,994	62,121	1,871,923	14,472	15,649,431	128,111
LargeCap S&P 500 Index Fund	—	—	14,057,711	134,305	1,118,297	8,680	12,939,414	125,606
LargeCap Value Fund	4,808,865	51,495	2,878,234	24,381	888,407	7,373	6,798,692	68,522
LargeCap Value Fund I	4,227,957	53,315	8,618,329	85,023	1,461,961	14,035	11,384,325	124,255
LargeCap Value Fund III	4,473,299	51,987	132,138	1,218	4,605,437	43,153	—	—
MidCap Growth Fund III	3,028,299	17,903	120,659	1,018	341,013	2,889	2,807,945	15,902
MidCap Value Fund I	2,366,441	19,182	115,740	1,253	264,208	2,890	2,217,973	17,459
Money Market Fund	4,161,570	4,162	51,356,191	71,583	55,517,761	55,518	—	—
Preferred Securities Fund	12,258,698	129,109	690,329	6,400	6,740,703	62,999	6,208,324	66,947
Real Estate Securities Fund	8,842,836	142,077	507,589	6,836	5,225,843	77,479	4,124,582	63,561
Short-Term Income Fund	—	—	6,527,995	77,982	453,656	5,445	6,074,339	72,553
SmallCap Growth Fund I	1,863,690	22,819	1,116,217	8,900	322,868	2,671	2,657,039	29,031
SmallCap S&P 600 Index Fund	1,261,937	22,115	32,500	405	1,294,437	16,472	—	—
SmallCap Value Fund	942,825	18,071	15,901	199	958,726	12,674	—	—
SmallCap Value Fund I	246,346	3,307	10,378	121	256,724	3,052	—	—
SmallCap Value Fund II	—	—	3,060,176	24,231	297,918	2,380	2,762,258	21,852
Ultra Short Bond Fund	7,119,381	70,500	2,706	19	7,122,087	70,385	—	—

		$ 1,963,999	$ 786,665			$ 879,236		$ 1,768,181
				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 9,120		$ (5,769)			$ —
Bond Market Index Fund		—			111			—
Core Plus Bond Fund I		7,691			330			57
Disciplined LargeCap Blend Fund		1,978			(41,887)			—
Diversified Real Asset Fund		88			10			—
Global Diversified Income Fund		6,143			38			19
High Yield Fund I		5,049			89			—
Inflation Protection Fund		1,369			(192)			—
International Emerging Markets Fund		342			(135)			—
International Equity Index Fund		—			(52)			—
International Fund I		1,011			2,957			—
International Growth Fund		1,107			(2,615)			—
International Value Fund I		2,471			20			258
LargeCap Blend Fund I		1,786			25			—
LargeCap Growth Fund		11			2			—
LargeCap Growth Fund I		49			(46)			—
LargeCap S&P 500 Index Fund		—			(19)			—
LargeCap Value Fund		786			19			—
LargeCap Value Fund I		543			(48)			—
LargeCap Value Fund III		674			(10,052)			—
MidCap Growth Fund III		—			(130)			—
MidCap Value Fund I		235			(86)			—
Money Market Fund		—			(20,227)			—
Preferred Securities Fund		5,307			(5,563)			—
Real Estate Securities Fund		2,144			(7,873)			—
Short-Term Income Fund		1,039			16			—
SmallCap Growth Fund I		1			(17)			—
SmallCap S&P 600 Index Fund		132			(6,048)			—
SmallCap Value Fund		108			(5,596)			—
SmallCap Value Fund I		30			(376)			—
SmallCap Value Fund II		—			1			—
Ultra Short Bond Fund		15			(134)			—
	$ 49,229		$ (103,247)			$ 334
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the Ultra Short Bond Fund by the Money Market Fund as well as the acquisition of the LargeCap Blend Fund I by the LargeCap S&P 500 Index Fund.

See accompanying notes

389

Schedule of Investments Principal LifeTime 2015 Fund October 31, 2010

INVESTMENT COMPANIES - 99.90%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 99.90%
Bond & Mortgage Securities Fund (a)	4,765,985 $	50,377
Bond Market Index Fund (a),(b)	1,374,082	14,785
Core Plus Bond Fund I (a)	4,273,807	49,790
Diversified Real Asset Fund (a)	1,459,984	16,074
Global Diversified Income Fund (a)	1,052,271	14,006
High Yield Fund I (a)	2,126,722	24,755
Inflation Protection Fund (a)	1,008,969	8,314
International Emerging Markets Fund (a)	679,392	17,392
International Equity Index Fund (a),(b)	874,480	9,077
International Fund I (a)	1,285,878	14,556
International Growth Fund (a)	2,634,732	22,922
International Value Fund I (a)	2,130,678	24,375
LargeCap Growth Fund (a)	2,803,478	21,559
LargeCap Growth Fund I (a)	5,114,785	44,294
LargeCap S&P 500 Index Fund (a)	4,398,594	36,728
LargeCap Value Fund (a)	2,217,170	19,533
LargeCap Value Fund I (a)	3,844,839	38,718
MidCap Growth Fund III (a),(b)	903,509	8,647
MidCap Value Fund I (a)	701,267	8,534
Preferred Securities Fund (a)	1,468,651	14,775
Real Estate Securities Fund (a)	1,128,971	17,883
Short-Term Income Fund (a)	605,692	7,365
SmallCap Growth Fund I (a)	937,131	9,015
SmallCap Value Fund II (a)	937,380	8,127
	$ 501,601
TOTAL INVESTMENT COMPANIES	$ 501,601
Total Investments	$ 501,601
Other Assets in Excess of Liabilities, Net - 0.10%	$ 483
TOTAL NET ASSETS - 100.00%	$ 502,084

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 80,889
Unrealized Depreciation	(3,146)
Net Unrealized Appreciation (Depreciation)	$ 77,743
Cost for federal income tax purposes	$ 423,858
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	42 .43%
Fixed Income Funds	36 .68%
International Equity Funds	17 .59%
Specialty Funds	3 .20%
Other Assets in Excess of Liabilities, Net	0 .10%
TOTAL NET ASSETS	100.00%

See accompanying notes

390

Schedule of Investments
Principal LifeTime 2015 Fund
October 31, 2010

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2009	2009	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	4,439,308	$ 39,457	1,896,669 $	18,862	1,569,992	$ 15,751	4,765,985	$ 42,722
Bond Market Index Fund	—	—	1,433,768	14,705	59,686	619	1,374,082	14,087
Core Plus Bond Fund I	3,770,543	39,282	1,693,790	18,784	1,190,526	13,249	4,273,807	44,909
Disciplined LargeCap Blend Fund	2,972,649	28,720	305,660	3,399	3,278,309	36,763	—	—
Diversified Real Asset Fund	—	—	1,465,763	15,145	5,779	61	1,459,984	15,084
Global Diversified Income Fund	—	—	1,079,982	13,283	27,711	348	1,052,271	12,933
High Yield Fund I	1,452,846	12,439	748,755	7,886	74,879	801	2,126,722	19,524
Inflation Protection Fund	614,269	4,505	446,717	3,478	52,017	406	1,008,969	7,577
International Emerging Markets Fund	525,104	8,143	176,069	3,932	21,781	484	679,392	11,591
International Equity Index Fund	—	—	911,818	8,448	37,338	354	874,480	8,092
International Fund I	1,525,175	14,380	444,471	4,642	683,768	6,659	1,285,878	12,375
International Growth Fund	1,966,665	13,531	768,802	6,120	100,735	791	2,634,732	18,860
International Value Fund I	1,523,904	12,799	683,544	7,242	76,770	790	2,130,678	19,250
LargeCap Blend Fund I	2,509,794	15,595	286,189	2,058	2,795,983	17,653	—	—
LargeCap Growth Fund	2,051,005	12,117	860,463	5,989	107,990	759	2,803,478	17,347
LargeCap Growth Fund I	2,057,074	11,897	3,252,719	25,522	195,008	1,524	5,114,785	35,893
LargeCap S&P 500 Index Fund	—	—	4,525,150	32,979	126,556	992	4,398,594	31,987
LargeCap Value Fund	1,087,248	8,062	1,219,839	10,264	89,917	754	2,217,170	17,572
LargeCap Value Fund I	976,102	8,048	3,025,529	29,722	156,792	1,521	3,844,839	36,249
LargeCap Value Fund III	1,007,011	8,057	105,842	978	1,112,853	10,497	—	—
MidCap Growth Fund III	685,875	4,415	248,366	2,109	30,732	264	903,509	6,260
MidCap Value Fund I	523,115	4,430	202,494	2,214	24,342	272	701,267	6,372
Money Market Fund	4,512,633	4,513	1,463,956	1,464	5,976,589	5,977	—	—
Preferred Securities Fund	405,484	3,459	1,300,292	12,460	237,125	2,177	1,468,651	13,717
Real Estate Securities Fund	1,854,439	18,556	664,752	8,992	1,390,220	20,837	1,128,971	9,683
Short-Term Income Fund	—	—	628,914	7,521	23,222	279	605,692	7,242
SmallCap Growth Fund I	427,815	2,719	540,489	4,367	31,173	263	937,131	6,823
SmallCap S&P 600 Index Fund	350,843	3,693	33,669	419	384,512	4,899	—	—
SmallCap Value Fund	122,862	1,396	12,886	161	135,748	1,845	—	—
SmallCap Value Fund I	130,237	1,331	11,468	134	141,705	1,688	—	—
SmallCap Value Fund II	—	—	970,379	7,685	32,999	267	937,380	7,418

		$ 281,544	$ 280,964			$ 149,544		$ 423,567
				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 1,849		$ 154			$ —
Bond Market Index Fund		—			1			—
Core Plus Bond Fund I		1,728			92			12
Disciplined LargeCap Blend Fund		477			4,644			—
Diversified Real Asset Fund		22			—			—
Global Diversified Income Fund		292			(2)			—
High Yield Fund I		1,470			—			—
Inflation Protection Fund		134			—			—
International Emerging Markets Fund		103			—			—
International Equity Index Fund		—			(2)			—
International Fund I		262			12			—
International Growth Fund		277			—			—
International Value Fund I		657			(1)			69
LargeCap Blend Fund I		451			—			—
LargeCap Growth Fund		3			—			—
LargeCap Growth Fund I		11			(2)			—
LargeCap S&P 500 Index Fund		—			—			—
LargeCap Value Fund		187			—			—
LargeCap Value Fund I		132			—			—
LargeCap Value Fund III		160			1,462			—
MidCap Growth Fund III		—			—			—
MidCap Value Fund I		55			—			—
Money Market Fund		—			—			—
Preferred Securities Fund		582			(25)			—
Real Estate Securities Fund		516			2,972			—
Short-Term Income Fund		107			—			—
SmallCap Growth Fund I		—			—			—
SmallCap S&P 600 Index Fund		39			787			—
SmallCap Value Fund		15			288			—
SmallCap Value Fund I		17			223			—
SmallCap Value Fund II		—			—			—
	$ 9,546		$ 10,603			$ 81
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the LargeCap Blend Fund I by the LargeCap S&P 500 Index Fund.

See accompanying notes

391

Schedule of Investments Principal LifeTime 2020 Fund October 31, 2010

INVESTMENT COMPANIES - 100.05%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 100.05%
Bond & Mortgage Securities Fund (a)	46,178,187 $	488,104
Bond Market Index Fund (a),(b)	12,820,028	137,944
Core Plus Bond Fund I (a)	38,528,584	448,858
Diversified Real Asset Fund (a)	11,961,893	131,701
Global Diversified Income Fund (a)	191,819	2,553
High Yield Fund I (a)	22,942,010	267,045
Inflation Protection Fund (a)	212,515	1,751
International Emerging Markets Fund (a)	6,088,291	155,860
International Equity Index Fund (a),(b)	8,177,765	84,885
International Fund I (a)	13,565,297	153,559
International Growth Fund (a)	27,921,704	242,919
International Value Fund I (a)	21,140,409	241,846
LargeCap Growth Fund (a)	29,750,144	228,779
LargeCap Growth Fund I (a)	56,456,853	488,916
LargeCap S&P 500 Index Fund (a)	36,513,918	304,891
LargeCap Value Fund (a)	25,556,981	225,157
LargeCap Value Fund I (a)	44,428,897	447,399
MidCap Growth Fund III (a),(b)	9,523,301	91,138
MidCap Value Fund I (a)	6,992,874	85,103
Preferred Securities Fund (a)	15,387,124	154,795
Real Estate Securities Fund (a)	11,780,702	186,606
SmallCap Growth Fund I (a)	11,914,983	114,622
SmallCap Value Fund II (a)	10,624,942	92,118
	$ 4,776,549
TOTAL INVESTMENT COMPANIES	$ 4,776,549
Total Investments	$ 4,776,549
Liabilities in Excess of Other Assets, Net - (0.05)%	$ (2,356)
TOTAL NET ASSETS - 100.00%	$ 4,774,193

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 367,469
Unrealized Depreciation	(399,516)
Net Unrealized Appreciation (Depreciation)	$ (32,047)
Cost for federal income tax purposes	$ 4,808,596
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	47 .44%
Fixed Income Funds	31 .43%
International Equity Funds	18 .42%
Specialty Funds	2 .76%
Liabilities in Excess of Other Assets, Net	(0 .05)%
TOTAL NET ASSETS	100.00%

See accompanying notes

392

Schedule of Investments
Principal LifeTime 2020 Fund
October 31, 2010

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2009	2009	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	53,885,169	$ 576,986	4,418,465	$ 44,043	12,125,447	$ 121,895	46,178,187	$ 495,859
Bond Market Index Fund	—	—	13,607,904	138,462	787,876	8,178	12,820,028	130,342
Core Plus Bond Fund I	33,106,275	350,072	8,430,128	93,164	3,007,819	33,565	38,528,584	409,805
Disciplined LargeCap Blend Fund	39,892,865	553,354	1,304,686	14,485	41,197,551	462,412	—	—
Diversified Real Asset Fund	—	—	12,041,469	124,464	79,576	853	11,961,893	123,619
Global Diversified Income Fund	—	—	191,819	2,538	—	—	191,819	2,538
High Yield Fund I	20,887,746	206,241	3,583,029	37,101	1,528,765	16,304	22,942,010	227,106
Inflation Protection Fund	—	—	212,515	1,744	—	—	212,515	1,744
International Emerging Markets Fund	6,028,157	152,784	508,230	11,452	448,096	9,934	6,088,291	154,280
International Equity Index Fund	—	—	8,787,049	82,469	609,284	5,697	8,177,765	76,763
International Fund I	20,877,566	243,407	1,480,029	15,570	8,792,298	87,613	13,565,297	179,820
International Growth Fund	27,581,935	353,128	2,439,442	19,607	2,099,673	16,479	27,921,704	356,260
International Value Fund I	20,217,987	180,211	2,517,593	26,980	1,595,171	16,479	21,140,409	190,687
LargeCap Blend Fund I	32,338,150	289,540	1,391,043	9,932	33,729,193	299,476	—	—
LargeCap Growth Fund	29,697,315	213,775	2,366,808	16,639	2,313,979	15,954	29,750,144	214,453
LargeCap Growth Fund I	32,271,873	261,066	27,801,194	219,420	3,616,214	27,807	56,456,853	452,637
LargeCap S&P 500 Index Fund	—	—	38,540,015	359,558	2,026,097	15,645	36,513,918	343,828
LargeCap Value Fund	16,243,283	168,588	11,091,263	94,353	1,777,565	14,666	25,556,981	248,288
LargeCap Value Fund I	14,095,111	171,571	33,113,040	326,480	2,779,254	26,520	44,428,897	471,549
LargeCap Value Fund III	14,907,493	169,097	533,424	4,918	15,440,917	145,711	—	—
MidCap Growth Fund III	9,505,407	81,349	678,642	5,816	660,748	5,549	9,523,301	81,632
MidCap Value Fund I	6,912,847	79,416	591,508	6,505	511,481	5,548	6,992,874	80,378
Preferred Securities Fund	26,158,784	267,877	1,795,545	16,753	12,567,205	116,931	15,387,124	162,304
Real Estate Securities Fund	17,388,784	280,719	1,727,193	23,735	7,335,275	107,929	11,780,702	189,225
SmallCap Growth Fund I	7,797,219	89,261	4,733,838	37,877	616,074	5,056	11,914,983	122,094
SmallCap S&P 600 Index Fund	5,068,940	84,529	124,777	1,553	5,193,717	66,118	—	—
SmallCap Value Fund	4,008,799	70,678	74,454	928	4,083,253	54,080	—	—
SmallCap Value Fund I	964,790	13,246	47,235	550	1,012,025	12,034	—	—
SmallCap Value Fund II	—	—	11,151,160	88,031	526,218	4,186	10,624,942	83,862

		$ 4,856,895		$ 1,825,127		$ 1,702,619		$ 4,799,073

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 19,148		$ (3,275)			$ —
Bond Market Index Fund		—			58			—
Core Plus Bond Fund I		15,649			134			111
Disciplined LargeCap Blend Fund		6,114			(105,427)			—
Diversified Real Asset Fund		176			8			—
Global Diversified Income Fund		13			—			—
High Yield Fund I		20,235			68			—
Inflation Protection Fund		2			—			—
International Emerging Markets Fund		1,135			(22)			—
International Equity Index Fund		—			(9)			—
International Fund I		3,415			8,456			—
International Growth Fund		3,694			4			—
International Value Fund I		8,328			(25)			871
LargeCap Blend Fund I		5,472			4			—
LargeCap Growth Fund		36			(7)			—
LargeCap Growth Fund I		164			(42)			—
LargeCap S&P 500 Index Fund		—			(85)			—
LargeCap Value Fund		2,670			13			—
LargeCap Value Fund I		1,819			18			—
LargeCap Value Fund III		2,258			(28,304)			—
MidCap Growth Fund III		—			16			—
MidCap Value Fund I		690			5			—
Preferred Securities Fund		11,920			(5,395)			—
Real Estate Securities Fund		4,565			(7,300)			—
SmallCap Growth Fund I		3			12			—
SmallCap S&P 600 Index Fund		536			(19,964)			—
SmallCap Value Fund		460			(17,526)			—
SmallCap Value Fund I		120			(1,762)			—
SmallCap Value Fund II		—			17			—
	$ 108,622		$ (180,330)			$ 982
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the LargeCap Blend Fund I by the LargeCap S&P 500 Index Fund.

See accompanying notes

393

Schedule of Investments Principal LifeTime 2025 Fund October 31, 2010

INVESTMENT COMPANIES - 99.85%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 99.85%
Bond & Mortgage Securities Fund (a)	3,986,683 $	42,139
Bond Market Index Fund (a),(b)	1,159,715	12,479
Core Plus Bond Fund I (a)	3,598,913	41,927
Diversified Real Asset Fund (a)	1,151,333	12,676
High Yield Fund I (a)	2,611,776	30,401
International Emerging Markets Fund (a)	913,901	23,396
International Equity Index Fund (a),(b)	977,274	10,144
International Fund I (a)	1,790,072	20,264
International Growth Fund (a)	3,509,107	30,529
International Value Fund I (a)	2,851,124	32,617
LargeCap Growth Fund (a)	4,037,528	31,049
LargeCap Growth Fund I (a)	7,131,339	61,757
LargeCap S&P 500 Index Fund (a)	5,371,191	44,849
LargeCap Value Fund (a)	3,269,235	28,802
LargeCap Value Fund I (a)	5,371,996	54,096
MidCap Growth Fund III (a),(b)	1,210,334	11,583
MidCap Value Fund I (a)	936,365	11,396
Preferred Securities Fund (a)	1,448,532	14,572
Real Estate Securities Fund (a)	1,597,305	25,301
SmallCap Growth Fund I (a)	1,253,382	12,058
SmallCap Value Fund II (a)	1,246,184	10,804
	$ 562,839
TOTAL INVESTMENT COMPANIES	$ 562,839
Total Investments	$ 562,839
Other Assets in Excess of Liabilities, Net - 0.15%	$ 853
TOTAL NET ASSETS - 100.00%	$ 563,692

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 92,523
Unrealized Depreciation	(4,625)
Net Unrealized Appreciation (Depreciation)	$ 87,898
Cost for federal income tax purposes	$ 474,941
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	51 .76%
Fixed Income Funds	25 .09%
International Equity Funds	20 .75%
Specialty Funds	2 .25%
Other Assets in Excess of Liabilities, Net	0 .15%
TOTAL NET ASSETS	100.00%

See accompanying notes

394

Schedule of Investments
Principal LifeTime 2025 Fund
October 31, 2010

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2009	2009	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	3,301,586	$ 29,458	1,729,100 $	17,232	1,044,003	$ 10,586	3,986,683	$ 36,209
Bond Market Index Fund	—	—	1,192,562	12,243	32,847	344	1,159,715	11,899
Core Plus Bond Fund I	2,766,024	28,884	1,541,342	17,109	708,453	7,982	3,598,913	38,081
Disciplined LargeCap Blend Fund	3,482,551	33,955	339,316	3,777	3,821,867	42,873	—	—
Diversified Real Asset Fund	—	—	1,158,470	11,932	7,137	75	1,151,333	11,857
High Yield Fund I	1,650,775	14,222	1,020,178	10,787	59,177	641	2,611,776	24,369
International Emerging Markets Fund	660,053	10,432	273,194	6,111	19,346	436	913,901	16,107
International Equity Index Fund	—	—	1,010,966	9,564	33,692	317	977,274	9,246
International Fund I	1,739,205	17,089	666,374	6,952	615,507	6,122	1,790,072	17,908
International Growth Fund	2,424,752	16,823	1,174,888	9,336	90,533	710	3,509,107	25,449
International Value Fund I	1,855,027	15,638	1,065,035	11,265	68,938	709	2,851,124	26,194
LargeCap Blend Fund I	2,944,572	18,442	316,166	2,274	3,260,738	20,716	—	—
LargeCap Growth Fund	2,771,403	16,531	1,365,318	9,527	99,193	693	4,037,528	25,365
LargeCap Growth Fund I	2,813,213	16,454	4,490,026	35,203	171,900	1,344	7,131,339	50,313
LargeCap S&P 500 Index Fund	—	—	5,481,459	40,205	110,268	857	5,371,191	39,346
LargeCap Value Fund	1,482,510	11,074	1,868,650	15,751	81,925	682	3,269,235	26,143
LargeCap Value Fund I	1,329,864	11,058	4,181,314	41,058	139,182	1,332	5,371,996	50,783
LargeCap Value Fund III	1,371,241	11,071	134,475	1,243	1,505,716	14,214	—	—
MidCap Growth Fund III	847,662	5,531	390,890	3,334	28,218	243	1,210,334	8,622
MidCap Value Fund I	648,637	5,553	309,556	3,402	21,828	244	936,365	8,711
Preferred Securities Fund	449,763	3,855	1,188,504	11,390	189,735	1,746	1,448,532	13,495
Real Estate Securities Fund	1,638,735	16,561	720,778	9,864	762,208	11,256	1,597,305	15,550
SmallCap Growth Fund I	634,219	4,077	647,447	5,276	28,284	241	1,253,382	9,112
SmallCap S&P 600 Index Fund	302,008	3,200	25,031	311	327,039	4,166	—	—
SmallCap Value Fund	179,021	2,045	17,298	216	196,319	2,667	—	—
SmallCap Value Fund I	198,938	2,044	18,895	220	217,833	2,595	—	—
SmallCap Value Fund II	—	—	1,274,939	10,141	28,755	231	1,246,184	9,909

		$ 293,997	$ 305,723			$ 134,022		$ 474,668

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 1,452		$ 105			$ —
Bond Market Index Fund		—			—			—
Core Plus Bond Fund I		1,360			70			9
Disciplined LargeCap Blend Fund		558			5,141			—
Diversified Real Asset Fund		18			—			—
High Yield Fund I		1,667			1			—
International Emerging Markets Fund		129			—			—
International Equity Index Fund		—			(1)			—
International Fund I		299			(11)			—
International Growth Fund		341			—			—
International Value Fund I		799			—			84
LargeCap Blend Fund I		527			—			—
LargeCap Growth Fund		3			—			—
LargeCap Growth Fund I		15			—			—
LargeCap S&P 500 Index Fund		—			(2)			—
LargeCap Value Fund		255			—			—
LargeCap Value Fund I		179			(1)			—
LargeCap Value Fund III		217			1,900			—
MidCap Growth Fund III		—			—			—
MidCap Value Fund I		68			—			—
Preferred Securities Fund		588			(4)			—
Real Estate Securities Fund		501			381			—
SmallCap Growth Fund I		—			—			—
SmallCap S&P 600 Index Fund		33			655			—
SmallCap Value Fund		22			406			—
SmallCap Value Fund I		26			331			—
SmallCap Value Fund II		—			(1)			—
	$ 9,057		$ 8,970			$ 93
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the LargeCap Blend Fund I by the LargeCap S&P 500 Index Fund.

See accompanying notes

395

Schedule of Investments Principal LifeTime 2030 Fund October 31, 2010

INVESTMENT COMPANIES - 100.17%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 100.17%
Bond & Mortgage Securities Fund (a)	22,989,351 $	242,997
Bond Market Index Fund (a),(b)	8,180,890	88,026
Core Plus Bond Fund I (a)	19,878,728	231,587
Diversified Real Asset Fund (a)	7,235,241	79,660
High Yield Fund I (a)	20,698,976	240,936
International Emerging Markets Fund (a)	6,890,818	176,405
International Equity Index Fund (a),(b)	9,614,803	99,802
International Fund I (a)	14,211,830	160,878
International Growth Fund (a)	27,566,606	239,829
International Value Fund I (a)	21,021,096	240,481
LargeCap Growth Fund (a)	31,849,762	244,925
LargeCap Growth Fund I (a)	59,964,304	519,291
LargeCap S&P 500 Index Fund (a)	35,666,909	297,819
LargeCap Value Fund (a)	26,925,406	237,213
LargeCap Value Fund I (a)	46,641,306	469,678
MidCap Growth Fund III (a),(b)	9,723,532	93,054
MidCap Value Fund I (a)	7,655,836	93,172
Preferred Securities Fund (a)	13,465,681	135,465
Real Estate Securities Fund (a)	12,648,774	200,357
SmallCap Growth Fund I (a)	12,555,228	120,781
SmallCap Value Fund II (a)	10,376,633	89,965
	$ 4,302,321
TOTAL INVESTMENT COMPANIES	$ 4,302,321
Total Investments	$ 4,302,321
Liabilities in Excess of Other Assets, Net - (0.17)%	$ (7,478)
TOTAL NET ASSETS - 100.00%	$ 4,294,843

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 370,723
Unrealized Depreciation	(378,106)
Net Unrealized Appreciation (Depreciation)	$ (7,383)
Cost for federal income tax purposes	$ 4,309,704
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	55 .09%
Fixed Income Funds	21 .86%
International Equity Funds	21 .36%
Specialty Funds	1 .86%
Liabilities in Excess of Other Assets, Net	(0 .17)%
TOTAL NET ASSETS	100.00%

See accompanying notes

396

Schedule of Investments
Principal LifeTime 2030 Fund
October 31, 2010

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2009	2009	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	27,391,152	$ 293,194	2,478,882	$ 24,730	6,880,683	$ 69,519	22,989,351	$ 246,317
Bond Market Index Fund	—	—	8,568,148	87,289	387,258	4,003	8,180,890	83,301
Core Plus Bond Fund I	16,519,583	174,393	4,996,644	55,250	1,637,499	18,249	19,878,728	211,442
Disciplined LargeCap Blend Fund	40,152,466	547,280	1,331,583	14,763	41,484,049	465,410	—	—
Diversified Real Asset Fund	—	—	7,281,518	74,541	46,277	494	7,235,241	74,049
High Yield Fund I	21,502,607	210,596	3,873,963	40,428	4,677,594	49,406	20,698,976	201,842
International Emerging Markets Fund	6,758,272	164,468	583,000	13,132	450,454	10,028	6,890,818	167,575
International Equity Index Fund	—	—	10,194,159	95,629	579,356	5,462	9,614,803	90,166
International Fund I	20,435,478	243,685	1,630,595	17,131	7,854,243	79,090	14,211,830	186,963
International Growth Fund	26,967,020	344,443	2,696,502	21,605	2,096,916	16,589	27,566,606	349,462
International Value Fund I	19,859,293	177,683	2,756,359	29,490	1,594,556	16,588	21,021,096	190,548
LargeCap Blend Fund I	31,743,807	280,885	1,396,746	9,963	33,140,553	290,856	—	—
LargeCap Growth Fund	31,454,862	228,450	2,712,096	19,047	2,317,196	16,114	31,849,762	231,374
LargeCap Growth Fund I	34,704,220	275,275	28,860,863	227,329	3,600,779	27,864	59,964,304	474,734
LargeCap S&P 500 Index Fund	—	—	37,626,225	348,112	1,959,316	15,233	35,666,909	332,848
LargeCap Value Fund	17,177,872	179,383	11,510,844	97,911	1,763,310	14,667	26,925,406	262,650
LargeCap Value Fund I	14,861,690	181,012	34,513,565	340,727	2,733,949	26,345	46,641,306	495,433
LargeCap Value Fund III	15,662,319	174,343	577,273	5,315	16,239,592	153,620	—	—
MidCap Growth Fund III	9,610,461	83,546	766,925	6,569	653,854	5,542	9,723,532	84,602
MidCap Value Fund I	7,497,878	87,694	665,465	7,320	507,507	5,541	7,655,836	89,509
Preferred Securities Fund	19,801,397	198,789	1,546,937	14,486	7,882,653	73,657	13,465,681	137,469
Real Estate Securities Fund	15,104,962	225,415	1,451,529	20,069	3,907,717	56,207	12,648,774	186,918
SmallCap Growth Fund I	9,993,702	104,006	3,185,888	25,603	624,362	5,142	12,555,228	124,451
SmallCap S&P 600 Index Fund	3,029,827	47,109	77,936	965	3,107,763	39,571	—	—
SmallCap Value Fund	2,969,105	50,317	73,509	914	3,042,614	40,807	—	—
SmallCap Value Fund I	2,821,387	45,909	79,588	924	2,900,975	34,533	—	—
SmallCap Value Fund II	—	—	10,872,931	85,886	496,298	3,984	10,376,633	81,926

		$ 4,317,875		$ 1,685,128		$ 1,544,521		$ 4,303,579

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 9,658		$ (2,088)			$ —
Bond Market Index Fund		—			15			—
Core Plus Bond Fund I		8,046			48			57
Disciplined LargeCap Blend Fund		6,175			(96,633)			—
Diversified Real Asset Fund		126			2			—
High Yield Fund I		20,888			224			—
International Emerging Markets Fund		1,276			3			—
International Equity Index Fund		—			(1)			—
International Fund I		3,353			5,237			—
International Growth Fund		3,622			3			—
International Value Fund I		8,207			(37)			858
LargeCap Blend Fund I		5,383			8			—
LargeCap Growth Fund		38			(9)			—
LargeCap Growth Fund I		178			(6)			—
LargeCap S&P 500 Index Fund		—			(31)			—
LargeCap Value Fund		2,834			23			—
LargeCap Value Fund I		1,925			39			—
LargeCap Value Fund III		2,381			(26,038)			—
MidCap Growth Fund III		—			29			—
MidCap Value Fund I		751			36			—
Preferred Securities Fund		9,867			(2,149)			—
Real Estate Securities Fund		4,108			(2,359)			—
SmallCap Growth Fund I		4			(16)			—
SmallCap S&P 600 Index Fund		321			(8,503)			—
SmallCap Value Fund		341			(10,424)			—
SmallCap Value Fund I		351			(12,300)			—
SmallCap Value Fund II		—			24			—
	$ 89,833		$ (154,903)			$ 915
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the LargeCap Blend Fund I by the LargeCap S&P 500 Index Fund.

See accompanying notes

397

Schedule of Investments Principal LifeTime 2035 Fund October 31, 2010

INVESTMENT COMPANIES - 99.78%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 99.78%
Bond & Mortgage Securities Fund (a)	1,389,904 $	14,691
Bond Market Index Fund (a),(b)	248,969	2,679
Core Plus Bond Fund I (a)	1,230,373	14,334
Diversified Real Asset Fund (a)	531,598	5,853
High Yield Fund I (a)	1,625,837	18,925
International Emerging Markets Fund (a)	666,436	17,061
International Equity Index Fund (a),(b)	771,422	8,007
International Fund I (a)	1,295,194	14,662
International Growth Fund (a)	2,569,861	22,358
International Value Fund I (a)	1,969,967	22,536
LargeCap Growth Fund (a)	2,996,770	23,045
LargeCap Growth Fund I (a)	5,202,471	45,053
LargeCap S&P 500 Index Fund (a)	3,525,480	29,438
LargeCap Value Fund (a)	2,356,975	20,765
LargeCap Value Fund I (a)	3,966,343	39,941
MidCap Growth Fund III (a),(b)	880,802	8,429
MidCap Value Fund I (a)	681,346	8,292
Preferred Securities Fund (a)	843,800	8,489
Real Estate Securities Fund (a)	964,663	15,280
SmallCap Growth Fund I (a)	899,454	8,653
SmallCap Value Fund II (a)	890,453	7,720
	$ 356,211
TOTAL INVESTMENT COMPANIES	$ 356,211
Total Investments	$ 356,211
Other Assets in Excess of Liabilities, Net - 0.22%	$ 771
TOTAL NET ASSETS - 100.00%	$ 356,982

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 60,461
Unrealized Depreciation	(2,852)
Net Unrealized Appreciation (Depreciation)	$ 57,609
Cost for federal income tax purposes	$ 298,602
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	57 .88%
International Equity Funds	23 .70%
Fixed Income Funds	16.56%
Specialty Funds	1 .64%
Other Assets in Excess of Liabilities, Net	0 .22%
TOTAL NET ASSETS	100.00%

See accompanying notes

398

Schedule of Investments
Principal LifeTime 2035 Fund
October 31, 2010

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2009	2009	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	1,240,605	$ 10,970	659,547 $	6,565	510,248	$ 5,173	1,389,904	$ 12,438
Bond Market Index Fund	—	—	260,069	2,649	11,100	117	248,969	2,532
Core Plus Bond Fund I	993,251	10,395	585,646	6,496	348,524	3,920	1,230,373	13,011
Disciplined LargeCap Blend Fund	2,343,281	22,735	226,539	2,518	2,569,820	28,870	—	—
Diversified Real Asset Fund	—	—	540,575	5,558	8,977	95	531,598	5,463
High Yield Fund I	1,024,341	8,857	651,621	6,879	50,125	557	1,625,837	15,183
International Emerging Markets Fund	479,991	7,532	201,742	4,498	15,297	363	666,436	11,668
International Equity Index Fund	—	—	797,251	7,506	25,829	254	771,422	7,252
International Fund I	1,313,271	13,309	491,304	5,102	509,381	5,064	1,295,194	13,312
International Growth Fund	1,748,835	11,449	894,821	7,097	73,795	603	2,569,861	17,943
International Value Fund I	1,255,592	10,578	770,528	8,115	56,153	604	1,969,967	18,089
LargeCap Blend Fund I	1,959,185	12,216	209,803	1,508	2,168,988	13,724	—	—
LargeCap Growth Fund	2,057,771	12,229	1,015,155	7,078	76,156	546	2,996,770	18,760
LargeCap Growth Fund I	2,069,271	12,100	3,263,352	25,585	130,152	1,049	5,202,471	36,636
LargeCap S&P 500 Index Fund	—	—	3,607,523	26,387	82,043	653	3,525,480	25,733
LargeCap Value Fund	1,098,558	8,166	1,321,123	11,134	62,706	532	2,356,975	18,768
LargeCap Value Fund I	983,812	8,154	3,088,835	30,325	106,304	1,035	3,966,343	37,444
LargeCap Value Fund III	1,016,332	8,164	99,758	921	1,116,090	10,527	—	—
MidCap Growth Fund III	613,275	3,988	288,909	2,461	21,382	189	880,802	6,260
MidCap Value Fund I	469,159	4,004	228,755	2,510	16,568	190	681,346	6,324
Preferred Securities Fund	217,780	1,841	707,425	6,779	81,405	759	843,800	7,867
Real Estate Securities Fund	794,330	8,022	391,538	5,378	221,205	3,238	964,663	10,232
SmallCap Growth Fund I	509,020	3,266	411,607	3,361	21,173	187	899,454	6,440
SmallCap S&P 600 Index Fund	140,022	1,482	12,399	154	152,421	1,942	—	—
SmallCap Value Fund	143,935	1,637	13,876	173	157,811	2,143	—	—
SmallCap Value Fund I	160,019	1,638	15,163	176	175,182	2,085	—	—
SmallCap Value Fund II	—	—	911,702	7,269	21,249	175	890,453	7,094

		$ 182,732	$ 194,182			$ 84,594		$ 298,449

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 535		$ 76			$ —
Bond Market Index Fund		—			—			—
Core Plus Bond Fund I		488			40			4
Disciplined LargeCap Blend Fund		375			3,617			—
Diversified Real Asset Fund		9			—			—
High Yield Fund I		1,034			4			—
International Emerging Markets Fund		94			1			—
International Equity Index Fund		—			—			—
International Fund I		226			(35)			—
International Growth Fund		247			—			—
International Value Fund I		542			—			56
LargeCap Blend Fund I		351			—			—
LargeCap Growth Fund		3			(1)			—
LargeCap Growth Fund I		11			—			—
LargeCap S&P 500 Index Fund		—			(1)			—
LargeCap Value Fund		189			—			—
LargeCap Value Fund I		133			—			—
LargeCap Value Fund III		161			1,442			—
MidCap Growth Fund III		—			—			—
MidCap Value Fund I		49			—			—
Preferred Securities Fund		337			6			—
Real Estate Securities Fund		270			70			—
SmallCap Growth Fund I		—			—			—
SmallCap S&P 600 Index Fund		15			306			—
SmallCap Value Fund		17			333			—
SmallCap Value Fund I		21			271			—
SmallCap Value Fund II		—			—			—
	$ 5,107		$ 6,129			$ 60
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the LargeCap Blend Fund I by the LargeCap S&P 500 Index Fund.

See accompanying notes

399

Schedule of Investments Principal LifeTime 2040 Fund October 31, 2010

INVESTMENT COMPANIES - 100.32%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 100.32%
Bond & Mortgage Securities Fund (a)	6,132,472 $	64,820
Bond Market Index Fund (a),(b)	2,374,213	25,547
Core Plus Bond Fund I (a)	5,467,233	63,693
Diversified Real Asset Fund (a)	3,531,024	38,877
High Yield Fund I (a)	11,867,139	138,134
International Emerging Markets Fund (a)	4,664,940	119,422
International Equity Index Fund (a)	6,255,662	64,934
International Fund I (a)	9,537,153	107,961
International Growth Fund (a)	18,331,433	159,484
International Value Fund I (a)	14,165,380	162,052
LargeCap Growth Fund (a)	21,326,184	163,998
LargeCap Growth Fund I (a)	38,695,735	335,105
LargeCap S&P 500 Index Fund (a)	25,768,546	215,167
LargeCap Value Fund (a)	17,586,869	154,940
LargeCap Value Fund I (a)	30,214,893	304,264
MidCap Growth Fund III (a),(b)	6,136,281	58,724
MidCap Value Fund I (a)	4,801,011	58,428
Preferred Securities Fund (a)	6,894,258	69,356
Real Estate Securities Fund (a)	5,598,947	88,687
SmallCap Growth Fund I (a)	7,899,367	75,992
SmallCap Value Fund II (a)	6,901,454	59,836
	$ 2,529,421
TOTAL INVESTMENT COMPANIES	$ 2,529,421
Total Investments	$ 2,529,421
Liabilities in Excess of Other Assets, Net - (0.32)%	$ (8,154)
TOTAL NET ASSETS - 100.00%	$ 2,521,267

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 235,100
Unrealized Depreciation	(222,597)
Net Unrealized Appreciation (Depreciation)	$ 12,503
Cost for federal income tax purposes	$ 2,516,918
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	60 .08%
International Equity Funds	24 .36%
Fixed Income Funds	14.34%
Specialty Funds	1 .54%
Liabilities in Excess of Other Assets, Net	(0 .32)%
TOTAL NET ASSETS	100.00%

See accompanying notes

400

Schedule of Investments
Principal LifeTime 2040 Fund
October 31, 2010

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2009	2009	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	6,708,987	$ 71,670	974,818	$ 9,763	1,551,333	$ 15,993	6,132,472	$ 65,374
Bond Market Index Fund	—	—	2,474,223	25,252	100,010	1,035	2,374,213	24,219
Core Plus Bond Fund I	5,181,372	54,391	1,307,590	14,511	1,021,729	11,631	5,467,233	57,540
Disciplined LargeCap Blend Fund	23,867,856	315,548	933,795	10,351	24,801,651	278,339	—	—
Diversified Real Asset Fund	—	—	3,550,794	36,488	19,770	211	3,531,024	36,278
High Yield Fund I	11,864,287	117,142	2,352,460	24,475	2,349,608	24,861	11,867,139	116,855
International Emerging Markets Fund	4,430,925	103,613	503,674	11,328	269,659	5,965	4,664,940	108,987
International Equity Index Fund	—	—	6,615,711	62,173	360,049	3,380	6,255,662	58,793
International Fund I	13,257,850	158,459	1,353,738	14,157	5,074,435	51,068	9,537,153	125,293
International Growth Fund	17,282,485	216,357	2,298,973	18,346	1,250,025	9,838	18,331,433	224,857
International Value Fund I	12,878,020	113,741	2,237,921	23,822	950,561	9,838	14,165,380	127,712
LargeCap Blend Fund I	19,439,650	166,864	966,133	6,899	20,405,783	173,766	—	—
LargeCap Growth Fund	20,305,621	145,764	2,405,556	16,861	1,384,993	9,590	21,326,184	153,035
LargeCap Growth Fund I	23,521,541	181,684	17,347,579	136,553	2,173,385	16,724	38,695,735	301,509
LargeCap S&P 500 Index Fund	—	—	26,971,868	238,553	1,203,322	9,305	25,768,546	229,227
LargeCap Value Fund	11,605,173	117,557	7,036,414	59,627	1,054,718	8,737	17,586,869	168,469
LargeCap Value Fund I	9,968,759	116,608	21,903,998	216,729	1,657,864	15,907	30,214,893	317,454
LargeCap Value Fund III	10,582,168	117,855	464,682	4,278	11,046,850	104,616	—	—
MidCap Growth Fund III	5,853,952	50,875	666,280	5,704	383,951	3,238	6,136,281	53,350
MidCap Value Fund I	4,538,025	52,533	563,159	6,200	300,173	3,264	4,801,011	55,476
Preferred Securities Fund	8,215,750	81,478	846,875	7,972	2,168,367	20,269	6,894,258	68,855
Real Estate Securities Fund	6,416,869	103,278	878,486	12,198	1,696,408	24,380	5,598,947	90,021
SmallCap Growth Fund I	6,111,748	62,315	2,169,372	17,490	381,753	3,125	7,899,367	76,683
SmallCap S&P 600 Index Fund	1,866,616	27,635	32,867	408	1,899,483	24,189	—	—
SmallCap Value Fund	1,937,013	31,636	36,908	459	1,973,921	26,561	—	—
SmallCap Value Fund I	1,854,396	30,385	60,923	706	1,915,319	22,800	—	—
SmallCap Value Fund II	—	—	7,209,865	57,075	308,411	2,455	6,901,454	54,640

		$ 2,437,388		$ 1,038,378		$ 881,085		$ 2,514,627

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 2,588		$ (66)			$ —
Bond Market Index Fund		—			2			—
Core Plus Bond Fund I		2,340			269			17
Disciplined LargeCap Blend Fund		3,685			(47,560)			—
Diversified Real Asset Fund		58			1			—
High Yield Fund I		11,562			99			—
International Emerging Markets Fund		841			11			—
International Equity Index Fund		—			—			—
International Fund I		2,188			3,745			—
International Growth Fund		2,336			(8)			—
International Value Fund I		5,350			(13)			559
LargeCap Blend Fund I		3,315			3			—
LargeCap Growth Fund		24			—			—
LargeCap Growth Fund I		121			(4)			—
LargeCap S&P 500 Index Fund		—			(21)			—
LargeCap Value Fund		1,924			22			—
LargeCap Value Fund I		1,298			24			—
LargeCap Value Fund III		1,617			(17,517)			—
MidCap Growth Fund III		—			9			—
MidCap Value Fund I		456			7			—
Preferred Securities Fund		4,616			(326)			—
Real Estate Securities Fund		1,779			(1,075)			—
SmallCap Growth Fund I		2			3			—
SmallCap S&P 600 Index Fund		197			(3,854)			—
SmallCap Value Fund		222			(5,534)			—
SmallCap Value Fund I		232			(8,291)			—
SmallCap Value Fund II		—			20			—
	$ 46,751		$ (80,054)			$ 576
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the LargeCap Blend Fund I by the LargeCap S&P 500 Index Fund.

See accompanying notes

401

Schedule of Investments Principal LifeTime 2045 Fund October 31, 2010

INVESTMENT COMPANIES - 99.84%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 99.84%
Bond & Mortgage Securities Fund (a)	265,184 $	2,803
Bond Market Index Fund (a),(b)	48,654	524
Core Plus Bond Fund I (a)	233,961	2,726
Diversified Real Asset Fund (a)	186,281	2,051
High Yield Fund I (a)	729,985	8,497
International Emerging Markets Fund (a)	308,072	7,887
International Equity Index Fund (a),(b)	267,146	2,773
International Fund I (a)	606,030	6,860
International Growth Fund (a)	1,288,293	11,208
International Value Fund I (a)	1,021,490	11,686
LargeCap Growth Fund (a)	1,449,916	11,150
LargeCap Growth Fund I (a)	2,473,470	21,420
LargeCap S&P 500 Index Fund (a)	1,587,946	13,259
LargeCap Value Fund (a)	1,154,975	10,175
LargeCap Value Fund I (a)	1,889,752	19,030
MidCap Growth Fund III (a),(b)	420,040	4,020
MidCap Value Fund I (a)	324,723	3,952
Preferred Securities Fund (a)	306,606	3,084
Real Estate Securities Fund (a)	392,164	6,212
SmallCap Growth Fund I (a)	428,346	4,121
SmallCap Value Fund II (a)	425,987	3,693
	$ 157,131
TOTAL INVESTMENT COMPANIES	$ 157,131
Total Investments	$ 157,131
Other Assets in Excess of Liabilities, Net - 0.16%	$ 254
TOTAL NET ASSETS - 100.00%	$ 157,385

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 26,023
Unrealized Depreciation	(915)
Net Unrealized Appreciation (Depreciation)	$ 25,108
Cost for federal income tax purposes	$ 132,023
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	61 .66%
International Equity Funds	25 .68%
Fixed Income Funds	11.20%
Specialty Funds	1 .30%
Other Assets in Excess of Liabilities, Net	0 .16%
TOTAL NET ASSETS	100.00%

See accompanying notes

402

Schedule of Investments
Principal LifeTime 2045 Fund
October 31, 2010

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2009	2009	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	239,779	$ 2,105	176,193 $	1,754	150,788	$ 1,529	265,184	$ 2,358
Bond Market Index Fund	—	—	50,784	519	2,130	22	48,654	497
Core Plus Bond Fund I	205,701	2,148	155,710	1,729	127,450	1,429	233,961	2,462
Disciplined LargeCap Blend Fund	944,579	9,022	129,503	1,437	1,074,082	12,068	—	—
Diversified Real Asset Fund	—	—	188,089	1,930	1,808	20	186,281	1,910
High Yield Fund I	424,593	3,639	323,295	3,423	17,903	196	729,985	6,866
International Emerging Markets Fund	200,838	3,111	114,643	2,572	7,409	171	308,072	5,512
International Equity Index Fund	—	—	277,601	2,718	10,455	100	267,146	2,618
International Fund I	487,629	4,498	244,143	2,532	125,742	1,338	606,030	5,720
International Growth Fund	803,222	5,494	520,088	4,139	35,017	281	1,288,293	9,352
International Value Fund I	588,893	5,075	459,168	4,865	26,571	282	1,021,490	9,658
LargeCap Blend Fund I	783,638	4,813	114,534	823	898,172	5,636	—	—
LargeCap Growth Fund	908,146	5,323	579,277	4,054	37,507	262	1,449,916	9,115
LargeCap Growth Fund I	927,777	5,369	1,604,543	12,595	58,850	461	2,473,470	17,503
LargeCap S&P 500 Index Fund	—	—	1,621,507	11,896	33,561	262	1,587,946	11,633
LargeCap Value Fund	488,157	3,574	695,750	5,883	28,932	241	1,154,975	9,216
LargeCap Value Fund I	436,541	3,568	1,499,239	14,704	46,028	440	1,889,752	17,832
LargeCap Value Fund III	452,086	3,573	63,348	584	515,434	4,852	—	—
MidCap Growth Fund III	265,972	1,703	164,478	1,406	10,410	90	420,040	3,019
MidCap Value Fund I	203,197	1,709	129,581	1,428	8,055	90	324,723	3,047
Preferred Securities Fund	44,969	376	283,980	2,724	22,343	208	306,606	2,893
Real Estate Securities Fund	291,544	2,898	184,910	2,560	84,290	1,229	392,164	4,272
SmallCap Growth Fund I	224,272	1,421	214,248	1,760	10,174	86	428,346	3,095
SmallCap S&P 600 Index Fund	55,375	580	7,143	88	62,518	796	—	—
SmallCap Value Fund	63,444	712	8,872	110	72,316	982	—	—
SmallCap Value Fund I	70,591	713	9,644	112	80,235	956	—	—
SmallCap Value Fund II	—	—	434,592	3,477	8,605	70	425,987	3,407

		$ 71,424	$ 91,822			$ 34,097		$ 131,985

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 107		$ 28			$ —
Bond Market Index Fund		—			—			—
Core Plus Bond Fund I		102			14			1
Disciplined LargeCap Blend Fund		155			1,609			—
Diversified Real Asset Fund		3			—			—
High Yield Fund I		438			—			—
International Emerging Markets Fund		40			—			—
International Equity Index Fund		—			—			—
International Fund I		83			28			—
International Growth Fund		119			—			—
International Value Fund I		267			—			27
LargeCap Blend Fund I		145			—			—
LargeCap Growth Fund		1			—			—
LargeCap Growth Fund I		5			—			—
LargeCap S&P 500 Index Fund		—			(1)			—
LargeCap Value Fund		86			—			—
LargeCap Value Fund I		60			—			—
LargeCap Value Fund III		73			695			—
MidCap Growth Fund III		—			—			—
MidCap Value Fund I		22			—			—
Preferred Securities Fund		110			1			—
Real Estate Securities Fund		104			43			—
SmallCap Growth Fund I		—			—			—
SmallCap S&P 600 Index Fund		6			128			—
SmallCap Value Fund		8			160			—
SmallCap Value Fund I		9			131			—
SmallCap Value Fund II		—			—			—
	$ 1,943		$ 2,836			$ 28
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the LargeCap Blend Fund I by the LargeCap S&P 500 Index Fund.

See accompanying notes

403

Schedule of Investments Principal LifeTime 2050 Fund October 31, 2010

INVESTMENT COMPANIES - 100.24%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 100.24%
Bond & Mortgage Securities Fund (a)	979,381 $	10,352
Bond Market Index Fund (a),(b)	236,706	2,547
Core Plus Bond Fund I (a)	888,294	10,349
Diversified Real Asset Fund (a)	1,157,290	12,742
High Yield Fund I (a)	4,947,900	57,593
International Emerging Markets Fund (a)	1,971,482	50,470
International Equity Index Fund (a)	2,464,804	25,585
International Fund I (a)	4,219,895	47,769
International Growth Fund (a)	8,440,801	73,435
International Value Fund I (a)	6,515,688	74,539
LargeCap Growth Fund (a)	9,992,413	76,842
LargeCap Growth Fund I (a)	17,165,140	148,650
LargeCap S&P 500 Index Fund (a)	10,579,486	88,339
LargeCap Value Fund (a)	8,000,909	70,488
LargeCap Value Fund I (a)	13,225,176	133,177
MidCap Growth Fund III (a),(b)	2,915,734	27,903
MidCap Value Fund I (a)	2,203,622	26,818
Preferred Securities Fund (a)	2,346,997	23,611
Real Estate Securities Fund (a)	2,555,978	40,487
SmallCap Growth Fund I (a)	3,470,774	33,389
SmallCap Value Fund II (a)	3,059,769	26,528
	$ 1,061,613
TOTAL INVESTMENT COMPANIES	$ 1,061,613
Total Investments	$ 1,061,613
Liabilities in Excess of Other Assets, Net - (0.24)%	$ (2,560)
TOTAL NET ASSETS - 100.00%	$ 1,059,053

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 104,097
Unrealized Depreciation	(96,175)
Net Unrealized Appreciation (Depreciation)	$ 7,922
Cost for federal income tax purposes	$ 1,053,691
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	63 .50%
International Equity Funds	25 .67%
Fixed Income Funds	9 .87%
Specialty Funds	1 .20%
Liabilities in Excess of Other Assets, Net	(0 .24)%
TOTAL NET ASSETS	100.00%

See accompanying notes

404

Schedule of Investments
Principal LifeTime 2050 Fund
October 31, 2010

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2009	2009	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	930,790	$ 10,026	175,538 $	1,757	126,947	$ 1,293	979,381	$ 10,475
Bond Market Index Fund	—	—	252,250	2,561	15,544	162	236,706	2,400
Core Plus Bond Fund I	907,915	9,402	292,421	3,242	312,042	3,584	888,294	9,181
Disciplined LargeCap Blend Fund	9,500,988	125,760	461,273	5,114	9,962,261	111,776	—	—
Diversified Real Asset Fund	—	—	1,164,537	11,831	7,247	78	1,157,290	11,754
High Yield Fund I	4,271,557	43,644	948,126	9,893	271,783	2,904	4,947,900	50,638
International Emerging Markets Fund	1,846,172	43,663	237,762	5,372	112,452	2,498	1,971,482	46,535
International Equity Index Fund	—	—	2,611,491	24,567	146,687	1,367	2,464,804	23,198
International Fund I	6,026,445	69,103	655,464	6,880	2,462,014	24,575	4,219,895	53,387
International Growth Fund	7,864,991	96,261	1,103,803	8,840	527,993	4,149	8,440,801	100,958
International Value Fund I	5,856,561	50,836	1,060,272	11,323	401,145	4,149	6,515,688	58,009
LargeCap Blend Fund I	7,934,997	67,885	464,985	3,325	8,399,982	71,212	—	—
LargeCap Growth Fund	9,424,775	66,460	1,166,475	8,201	598,837	4,147	9,992,413	70,513
LargeCap Growth Fund I	10,070,499	78,014	8,018,273	63,225	923,632	7,136	17,165,140	134,094
LargeCap S&P 500 Index Fund	—	—	11,075,241	97,745	495,755	3,844	10,579,486	93,879
LargeCap Value Fund	5,457,990	54,034	2,994,804	25,345	451,885	3,747	8,000,909	75,633
LargeCap Value Fund I	4,718,705	54,167	9,209,438	90,898	702,967	6,735	13,225,176	138,336
LargeCap Value Fund III	5,030,659	53,782	246,815	2,273	5,277,474	49,661	—	—
MidCap Growth Fund III	2,759,103	23,178	321,735	2,761	165,104	1,395	2,915,734	24,544
MidCap Value Fund I	2,062,481	23,460	268,950	2,969	127,809	1,395	2,203,622	25,035
Preferred Securities Fund	2,421,261	24,823	292,457	2,761	366,721	3,415	2,346,997	24,143
Real Estate Securities Fund	2,897,577	46,955	397,905	5,539	739,504	10,663	2,555,978	41,489
SmallCap Growth Fund I	2,749,798	28,042	882,911	7,142	161,935	1,333	3,470,774	33,854
SmallCap S&P 600 Index Fund	691,682	9,800	24,702	305	716,384	9,121	—	—
SmallCap Value Fund	852,029	13,785	31,248	388	883,277	11,997	—	—
SmallCap Value Fund I	892,633	14,981	34,614	401	927,247	11,037	—	—
SmallCap Value Fund II	—	—	3,187,297	25,353	127,528	1,025	3,059,769	24,330

		$ 1,008,061	$ 430,011			$ 354,398		$ 1,052,385

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 367		$ (15)			$ —
Bond Market Index Fund		—			1			—
Core Plus Bond Fund I		427			121			3
Disciplined LargeCap Blend Fund		1,473			(19,098)			—
Diversified Real Asset Fund		23			1			—
High Yield Fund I		4,182			5			—
International Emerging Markets Fund		352			(2)			—
International Equity Index Fund		—			(2)			—
International Fund I		998			1,979			—
International Growth Fund		1,066			6			—
International Value Fund I		2,440			(1)			255
LargeCap Blend Fund I		1,360			2			—
LargeCap Growth Fund		11			(1)			—
LargeCap Growth Fund I		52			(9)			—
LargeCap S&P 500 Index Fund		—			(22)			—
LargeCap Value Fund		907			1			—
LargeCap Value Fund I		616			6			—
LargeCap Value Fund III		770			(6,394)			—
MidCap Growth Fund III		—			—			—
MidCap Value Fund I		208			1			—
Preferred Securities Fund		1,487			(26)			—
Real Estate Securities Fund		810			(342)			—
SmallCap Growth Fund I		1			3			—
SmallCap S&P 600 Index Fund		74			(984)			—
SmallCap Value Fund		99			(2,176)			—
SmallCap Value Fund I		112			(4,345)			—
SmallCap Value Fund II		—			2			—
	$ 17,835		$ (31,289)			$ 258
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the LargeCap Blend Fund I by the LargeCap S&P 500 Index Fund.

See accompanying notes

405

Schedule of Investments Principal LifeTime 2055 Fund October 31, 2010

INVESTMENT COMPANIES - 99.66%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 99.66%
Bond & Mortgage Securities Fund (a)	28,953 $	306
Bond Market Index Fund (a),(b)	5,060	54
Core Plus Bond Fund I (a)	26,162	305
Diversified Real Asset Fund (a)	23,803	262
High Yield Fund I (a)	102,266	1,190
International Emerging Markets Fund (a)	44,359	1,136
International Equity Index Fund (a),(b)	62,650	650
International Fund I (a)	95,118	1,077
International Growth Fund (a)	168,373	1,465
International Value Fund I (a)	139,324	1,594
LargeCap Growth Fund (a)	215,838	1,660
LargeCap Growth Fund I (a)	360,327	3,120
LargeCap S&P 500 Index Fund (a)	231,970	1,937
LargeCap Value Fund (a)	163,480	1,440
LargeCap Value Fund I (a)	284,255	2,863
MidCap Growth Fund III (a),(b)	59,496	569
MidCap Value Fund I (a)	46,333	564
Preferred Securities Fund (a)	25,491	256
Real Estate Securities Fund (a)	57,718	914
SmallCap Growth Fund I (a)	61,616	593
SmallCap Value Fund II (a)	62,265	540
	$ 22,495
TOTAL INVESTMENT COMPANIES	$ 22,495
Total Investments	$ 22,495
Other Assets in Excess of Liabilities, Net - 0.34%	$ 76
TOTAL NET ASSETS - 100.00%	$ 22,571

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 3,196
Unrealized Depreciation	(141)
Net Unrealized Appreciation (Depreciation)	$ 3,055
Cost for federal income tax purposes	$ 19,440
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	62 .91%
International Equity Funds	26 .23%
Fixed Income Funds	9 .37%
Specialty Funds	1 .16%
Other Assets in Excess of Liabilities, Net	0 .33%
TOTAL NET ASSETS	100.00%

See accompanying notes

406

Schedule of Investments
Principal LifeTime 2055 Fund
October 31, 2010

	October 31,	October 31,						October 31,	October 31,
Affiliated Securities	2009	2009		Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2010	2010
	Shares	Cost		Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	23,631	$ 208		24,038 $	239	18,716	$ 191	28,953	$ 259
Bond Market Index Fund	—	—		6,591	67	1,531	15	5,060	52
Core Plus Bond Fund I	19,156	201		21,229	235	14,223	159	26,162	278
Disciplined LargeCap Blend Fund	127,187	1,234		29,779	331	156,966	1,763	—	—
Diversified Real Asset Fund	—	—		23,913	245	110	1	23,803	244
High Yield Fund I	56,474	497		63,428	674	17,636	188	102,266	983
International Emerging Markets Fund	26,918	441		24,893	569	7,452	162	44,359	848
International Equity Index Fund	—	—		74,961	710	12,311	111	62,650	598
International Fund I	82,336	733		66,669	706	53,887	530	95,118	911
International Growth Fund	101,808	714		101,598	817	35,033	268	168,373	1,263
International Value Fund I	72,019	628		94,053	1,008	26,748	268	139,324	1,368
LargeCap Blend Fund I	107,177	669		26,036	188	133,213	857	—	—
LargeCap Growth Fund	127,644	763		126,063	895	37,869	262	215,838	1,396
LargeCap Growth Fund I	126,947	762		299,445	2,375	66,065	507	360,327	2,630
LargeCap S&P 500 Index Fund	—	—		273,085	2,054	41,115	316	231,970	1,735
LargeCap Value Fund	69,071	512		125,461	1,069	31,052	256	163,480	1,325
LargeCap Value Fund I	61,409	512		275,658	2,724	52,812	501	284,255	2,735
LargeCap Value Fund III	63,696	512		14,973	138	78,669	743	—	—
MidCap Growth Fund III	35,281	234		34,864	303	10,649	90	59,496	447
MidCap Value Fund I	27,239	235		27,335	306	8,241	90	46,333	451
Preferred Securities Fund	5,238	42		26,473	255	6,220	58	25,491	240
Real Estate Securities Fund	39,245	398		39,083	552	20,610	295	57,718	662
SmallCap Growth Fund I	30,831	201		41,575	348	10,790	88	61,616	461
SmallCap S&P 600 Index Fund	7,127	76		1,647	21	8,774	112	—	—
SmallCap Value Fund	9,073	103		2,058	26	11,131	151	—	—
SmallCap Value Fund I	9,674	99		2,219	26	11,893	141	—	—
SmallCap Value Fund II	—	—		72,865	588	10,600	84	62,265	504

		$ 9,774		$ 17,469			$ 8,207		$ 19,390

					Realized Gain/Loss		Realized Gain/Loss from
		Dividends			on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 11			$ 3			$ —
Bond Market Index Fund			—			—			—
Core Plus Bond Fund I			11			1			—
Disciplined LargeCap Blend Fund			21			198			—
Diversified Real Asset Fund			—			—			—
High Yield Fund I			59			—			—
International Emerging Markets Fund			6			—			—
International Equity Index Fund			—			(1)			—
International Fund I			15			2			—
International Growth Fund			15			—			—
International Value Fund I			32			—			3
LargeCap Blend Fund I			20			—			—
LargeCap Growth Fund			—			—			—
LargeCap Growth Fund I			1			—			—
LargeCap S&P 500 Index Fund			—			(3)			—
LargeCap Value Fund			12			—			—
LargeCap Value Fund I			9			—			—
LargeCap Value Fund III			10			93			—
MidCap Growth Fund III			—			—			—
MidCap Value Fund I			3			—			—
Preferred Securities Fund			9			1			—
Real Estate Securities Fund			15			7			—
SmallCap Growth Fund I			—			—			—
SmallCap S&P 600 Index Fund			1			15			—
SmallCap Value Fund			1			22			—
SmallCap Value Fund I			1			16			—
SmallCap Value Fund II			—			—			—
	$ 252			$ 354			$ 3
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the LargeCap Blend Fund I by the LargeCap S&P 500 Index Fund.

See accompanying notes

407

Schedule of Investments Principal LifeTime Strategic Income Fund October 31, 2010

INVESTMENT COMPANIES - 100.15%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 100.15%
Bond & Mortgage Securities Fund (a)	11,210,815 $	118,498
Bond Market Index Fund (a),(b)	3,017,691	32,470
Core Plus Bond Fund I (a)	10,088,157	117,527
Diversified Real Asset Fund (a)	2,842,271	31,293
Global Diversified Income Fund (a)	3,182,389	42,358
High Yield Fund I (a)	1,820,567	21,191
Inflation Protection Fund (a)	10,273,587	84,654
International Emerging Markets Fund (a)	120,562	3,086
International Equity Index Fund (a)	313,668	3,256
International Fund I (a)	648,036	7,336
International Growth Fund (a)	1,237,422	10,766
International Value Fund I (a)	943,862	10,798
LargeCap Growth Fund (a)	1,402,360	10,784
LargeCap Growth Fund I (a)	2,254,517	19,524
LargeCap S&P 500 Index Fund (a)	1,862,646	15,553
LargeCap Value Fund (a)	969,420	8,541
LargeCap Value Fund I (a)	1,629,982	16,414
MidCap Growth Fund III (a),(b)	418,975	4,010
MidCap Value Fund I (a)	335,256	4,080
Preferred Securities Fund (a)	1,980,256	19,921
Real Estate Securities Fund (a)	484,205	7,670
Short-Term Income Fund (a)	6,079,622	73,928
SmallCap Growth Fund I (a)	547,171	5,264
SmallCap Value Fund II (a)	564,075	4,891
	$ 673,813
TOTAL INVESTMENT COMPANIES	$ 673,813
Total Investments	$ 673,813
Liabilities in Excess of Other Assets, Net - (0.15)%	$ (995)
TOTAL NET ASSETS - 100.00%	$ 672,818

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 42,414
Unrealized Depreciation	(28,637)
Net Unrealized Appreciation (Depreciation)	$ 13,777
Cost for federal income tax purposes	$ 660,036
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	75 .89%
Domestic Equity Funds	14 .38%
International Equity Funds	5 .23%
Specialty Funds	4 .65%
Liabilities in Excess of Other Assets, Net	(0 .15)%
TOTAL NET ASSETS	100.00%

See accompanying notes

408

Schedule of Investments
Principal LifeTime Strategic Income Fund
October 31, 2010

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2009	2009	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	13,433,544	$ 144,870	1,997,613 $	20,098	4,220,342	$ 41,738	11,210,815	$ 120,908
Bond Market Index Fund	—	—	3,475,153	35,562	457,462	4,709	3,017,691	30,859
Core Plus Bond Fund I	8,628,449	91,186	3,211,483	35,495	1,751,775	19,513	10,088,157	107,218
Disciplined LargeCap Blend Fund	1,719,818	22,933	147,489	1,647	1,867,307	20,976	—	—
Diversified Real Asset Fund	—	—	2,863,686	29,898	21,415	230	2,842,271	29,669
Global Diversified Income Fund	2,601,134	26,264	1,078,132	13,278	496,877	6,123	3,182,389	33,424
High Yield Fund I	774,373	6,312	1,334,680	14,129	288,486	3,049	1,820,567	17,401
Inflation Protection Fund	9,134,833	85,060	2,867,730	22,454	1,728,976	13,335	10,273,587	94,195
International Emerging Markets Fund	106,384	2,485	64,014	1,433	49,836	1,100	120,562	2,817
International Equity Index Fund	—	—	384,096	3,674	70,428	657	313,668	3,015
International Fund I	870,432	10,303	177,845	1,839	400,241	4,088	648,036	8,299
International Growth Fund	1,175,718	14,441	292,174	2,300	230,470	1,817	1,237,422	14,922
International Value Fund I	851,530	7,696	264,946	2,774	172,614	1,790	943,862	8,680
LargeCap Blend Fund I	1,487,824	13,703	138,766	1,001	1,626,590	14,708	—	—
LargeCap Growth Fund	1,327,105	8,970	326,587	2,270	251,332	1,748	1,402,360	9,494
LargeCap Growth Fund I	1,236,247	10,009	1,416,303	11,107	398,033	3,081	2,254,517	18,034
LargeCap S&P 500 Index Fund	—	—	2,081,450	19,308	218,804	1,699	1,862,646	17,604
LargeCap Value Fund	546,839	6,249	615,951	5,171	193,370	1,611	969,420	9,805
LargeCap Value Fund I	349,017	2,844	1,586,296	15,625	305,331	2,942	1,629,982	15,532
LargeCap Value Fund III	501,819	6,488	48,523	450	550,342	5,243	—	—
MidCap Growth Fund III	396,526	3,150	100,563	856	78,114	664	418,975	3,343
MidCap Value Fund I	314,871	3,178	80,973	887	60,588	664	335,256	3,404
Money Market Fund	6,471,759	6,472	63,697,653	87,025	70,169,412	70,169	—	—
Preferred Securities Fund	3,629,249	38,756	844,043	7,997	2,493,036	22,989	1,980,256	21,102
Real Estate Securities Fund	2,384,963	33,413	467,579	6,369	2,368,337	35,430	484,205	7,447
Short-Term Income Fund	—	—	6,649,050	79,527	569,428	6,818	6,079,622	72,711
SmallCap Growth Fund I	—	—	606,609	4,857	59,438	497	547,171	4,367
SmallCap S&P 600 Index Fund	648,159	9,541	37,901	480	686,060	8,735	—	—
SmallCap Value Fund II	—	—	622,576	4,833	58,501	469	564,075	4,371
Ultra Short Bond Fund	8,177,959	81,218	3,112	22	8,181,071	80,942	—	—

		$ 635,541	$ 432,366			$ 377,534		$ 658,621

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Bond & Mortgage Securities Fund	$ 4,426		$ (2,322)			$ —
Bond Market Index Fund		—			6			—
Core Plus Bond Fund I		3,961			50			27
Disciplined LargeCap Blend Fund		262			(3,604)			—
Diversified Real Asset Fund		34			1			—
Global Diversified Income Fund		5,125			5			17
High Yield Fund I		1,530			9			—
Inflation Protection Fund		1,519			16			—
International Emerging Markets Fund		20			(1)			—
International Equity Index Fund		—			(2)			—
International Fund I		142			245			—
International Growth Fund		157			(2)			—
International Value Fund I		349			—			36
LargeCap Blend Fund I		252			4			—
LargeCap Growth Fund		2			2			—
LargeCap Growth Fund I		6			(1)			—
LargeCap S&P 500 Index Fund		—			(5)			—
LargeCap Value Fund		89			(4)			—
LargeCap Value Fund I		44			5			—
LargeCap Value Fund III		75			(1,695)			—
MidCap Growth Fund III		—			1			—
MidCap Value Fund I		31			3			—
Money Market Fund		—			(23,328)			—
Preferred Securities Fund		1,464			(2,662)			—
Real Estate Securities Fund		559			3,095			—
Short-Term Income Fund		1,060			2			—
SmallCap Growth Fund I		—			7			—
SmallCap S&P 600 Index Fund		68			(1,286)			—
SmallCap Value Fund II		—			7			—
Ultra Short Bond Fund		17			(298)			—
	$ 21,192		$ (31,752)			$ 80
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the Ultra Short Bond Fund by the Money Market Fund as well as the acquisition of the LargeCap Blend Fund I by the LargeCap S&P 500 Index Fund.

See accompanying notes

409

Schedule of Investments Real Estate Securities Fund October 31, 2010

COMMON STOCKS - 97.85%	Shares Held Value (000's)			Maturity
Commercial Services - 1.13%				Amount
Corrections Corp of America (a)	752,200 $	19,309	REPURCHASE AGREEMENTS (continued)	(000's)	Value (000's)
			Banks (continued)
Lodging - 1.76%			Investment in Joint Trading Account; Credit Suisse $	7,176	$ 7,176
Marriott International Inc/DE	236,845	8,775	Repurchase Agreement; 0.21% dated
Starwood Hotels & Resorts Worldwide Inc	392,700	21,261	10/29/10 maturing 11/01/10 (collateralized by
		$ 30,036	US Treasury Note; $7,319,761; 1.13%; dated
Real Estate - 1.22%			01/15/12)
CB Richard Ellis Group Inc (a)	463,123	8,498	Investment in Joint Trading Account; Deutsche	6,818	6,817
Jones Lang LaSalle Inc	157,600	12,302	Bank Repurchase Agreement; 0.21% dated
		$ 20,800	10/29/10 maturing 11/01/10 (collateralized by
REITS - 93.74%			Sovereign Agency Issues; $6,953,772; 0.38%
Acadia Realty Trust	265,049	5,057	- 3.75%; dated 12/06/10 - 01/29/15)
Alexandria Real Estate Equities Inc	97,574	7,170	Investment in Joint Trading Account; Morgan	4,665	4,665
AMB Property Corp	471,870	13,302	Stanley Repurchase Agreement; 0.20% dated
American Campus Communities Inc	907,072	28,691	10/29/10 maturing 11/01/10 (collateralized by
Annaly Capital Management Inc	466,100	8,255	Sovereign Agency Issues; $4,757,845; 1.88%
Apartment Investment & Management Co	1,022,500	23,834	- 6.13%; dated 01/09/12 - 02/21/13)
AvalonBay Communities Inc	706,270	75,084			$ 26,092
Boston Properties Inc	1,202,131	103,612	TOTAL REPURCHASE AGREEMENTS		$ 26,092
CBL & Associates Properties Inc	496,350	7,783	Total Investments		$ 1,710,442
Colonial Properties Trust	1,044,295	18,724	Liabilities in Excess of Other Assets, Net - (0.12)%		$ (2,094)
Digital Realty Trust Inc	922,117	55,078	TOTAL NET ASSETS - 100.00%		$ 1,708,348
Douglas Emmett Inc	1,677,948	30,102
DuPont Fabros Technology Inc	947,935	23,793
Education Realty Trust Inc	1,074,550	8,059	(a) Non-Income Producing Security
Entertainment Properties Trust	689,600	31,880
Equity Lifestyle Properties Inc	572,647	32,595
Equity Residential	1,841,246	89,540	Unrealized Appreciation (Depreciation)
Essex Property Trust Inc	528,189	59,664	The net federal income tax unrealized appreciation (depreciation) and federal tax
Federal Realty Investment Trust	763,358	62,580	cost of investments held as of the period end were as follows:
General Growth Properties Inc	1,060,300	17,813
HCP Inc	1,080,831	38,921	Unrealized Appreciation		$ 387,068
Health Care REIT Inc	1,112,438	56,846	Unrealized Depreciation		(7,311)
Hersha Hospitality Trust	2,036,377	12,422	Net Unrealized Appreciation (Depreciation)		$ 379,757
Highwoods Properties Inc	674,000	22,330	Cost for federal income tax purposes		$ 1,330,685
Home Properties Inc	332,160	18,086	All dollar amounts are shown in thousands (000's)
Host Hotels & Resorts Inc	4,105,088	65,230
Kimco Realty Corp	1,301,905	22,432	Portfolio Summary (unaudited)
LaSalle Hotel Properties	991,149	23,480	Sector		Percent
Macerich Co/The	215,880	9,630	Financial		97 .23%
Mid-America Apartment Communities Inc	322,200	19,664	Consumer, Cyclical		1 .76%
ProLogis	2,933,184	40,038	Consumer, Non-cyclical		1 .13%
PS Business Parks Inc	206,195	12,219	Liabilities in Excess of Other Assets, Net		(0 .12)%
Public Storage Inc	906,770	89,970
Ramco-Gershenson Properties Trust	746,730	8,647	TOTAL NET ASSETS		100.00%
Simon Property Group Inc	2,116,440	203,221
SL Green Realty Corp	885,506	58,195
Tanger Factory Outlet Centers	672,090	32,206
Taubman Centers Inc	323,124	14,999
Ventas Inc	1,135,047	60,793
Vornado Realty Trust	1,024,303	89,514
		$ 1,601,459
TOTAL COMMON STOCKS		$ 1,671,604
CONVERTIBLE PREFERRED STOCKS -
0.74%	Shares Held Value (000's)
REITS - 0.74%
Digital Realty Trust Inc	351,300	12,746

TOTAL CONVERTIBLE PREFERRED STOCKS		$ 12,746
	Maturity
	Amount
REPURCHASE AGREEMENTS - 1.53%	(000's)	Value (000's)
Banks - 1.53%
Investment in Joint Trading Account; Bank of	$ 7,434	$ 7,434
America Repurchase Agreement; 0.22%
dated 10/29/10 maturing 11/01/10
(collateralized by Sovereign Agency Issues;
$7,582,174; 0.00% - 5.25%; dated 05/01/13 -
04/15/42)

See accompanying notes

410

Schedule of Investments SAM Balanced Portfolio October 31, 2010

INVESTMENT COMPANIES - 100.01%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 100.01%
Disciplined LargeCap Blend Fund (a)	13,376,527 $	156,773
Diversified International Fund (a)	29,471,335	288,524
Equity Income Fund (a)	31,334,087	530,486
Government & High Quality Bond Fund (a)	36,437,335	411,377
High Yield Fund (a)	18,263,114	148,844
Income Fund (a)	38,227,933	370,046
International Emerging Markets Fund (a)	3,109,359	79,599
LargeCap Growth Fund (a)	24,015,177	184,677
LargeCap Growth Fund II (a)	23,290,408	182,830
LargeCap Value Fund III (a)	26,937,564	261,294
MidCap Blend Fund (a)	6,229,052	82,099
Money Market Fund (a)	7,639	8
Preferred Securities Fund (a)	12,585,559	126,611
Principal Capital Appreciation Fund (a)	4,243,041	159,666
Real Estate Securities Fund (a)	4,343,431	68,800
Short-Term Income Fund (a)	3,805,517	46,275
SmallCap Growth Fund (a),(b)	8,000,223	59,122
SmallCap Value Fund (a)	4,205,694	58,922
	$ 3,215,953
TOTAL INVESTMENT COMPANIES	$ 3,215,953
Total Investments	$ 3,215,953
Liabilities in Excess of Other Assets, Net - (0.01)%	$ (382)
TOTAL NET ASSETS - 100.00%	$ 3,215,571

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 257,933
Unrealized Depreciation	(59,162)
Net Unrealized Appreciation (Depreciation)	$ 198,771
Cost for federal income tax purposes	$ 3,017,182
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	54 .25%
Fixed Income Funds	34 .31%
International Equity Funds	11 .45%
Liabilities in Excess of Other Assets, Net	(0 .01)%
TOTAL NET ASSETS	100.00%

See accompanying notes

411

Schedule of Investments
SAM Balanced Portfolio
October 31, 2010

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2009	2009	Purchases	Purchases	Sales	Sales	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	14,543,003	$ 177,837	302,694 $	3,353	1,469,170	$ 16,401	13,376,527	$ 161,318
Diversified International Fund	22,556,093	230,200	8,504,018	78,794	1,588,776	14,355	29,471,335	289,075
Equity Income Fund	26,684,200	427,214	6,423,217	104,351	1,773,330	27,309	31,334,087	496,061
Government & High Quality Bond	36,817,159	388,305	2,438,161	26,882	2,817,985	31,438	36,437,335	385,064
Fund
High Yield Fund	19,842,385	146,788	1,766,371	13,776	3,345,642	26,008	18,263,114	133,814
Income Fund	37,749,939	336,666	4,152,363	39,252	3,674,369	34,609	38,227,933	341,470
International Emerging Markets Fund	3,675,100	85,759	43,353	1,009	609,094	13,475	3,109,359	69,886
LargeCap Growth Fund	42,052,181	245,550	233,818	1,617	18,270,822	135,293	24,015,177	129,990
LargeCap Growth Fund II	40,461,476	325,275	259,788	1,905	17,430,856	134,061	23,290,408	169,371
LargeCap Value Fund III	16,541,321	153,862	10,921,182	107,640	524,939	4,910	26,937,564	255,822
MidCap Blend Fund	10,138,373	97,700	97,797	1,136	4,007,118	49,052	6,229,052	53,529
Money Market Fund	147,639	148	—	—	140,000	140	7,639	8
Preferred Securities Fund	15,519,833	134,027	1,047,566	9,742	3,981,840	37,771	12,585,559	105,752
Principal Capital Appreciation Fund	4,143,692	122,534	421,002	14,638	321,653	11,340	4,243,041	125,990
Real Estate Securities Fund	6,505,796	97,884	131,260	1,824	2,293,625	33,266	4,343,431	60,327
Short-Term Income Fund	5,008,556	57,618	193,279	2,309	1,396,318	16,662	3,805,517	43,716
SmallCap Growth Fund	9,131,566	46,137	41,496	279	1,172,839	7,890	8,000,223	38,675
SmallCap Value Fund	4,370,987	68,307	100,779	1,299	266,072	3,573	4,205,694	64,971

		$ 3,141,811	$ 409,806			$ 597,553		$ 2,924,839

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ 2,205		$ (3,471)			$ —
Diversified International Fund		3,511			(5,564)			—
Equity Income Fund		13,242			(8,195)			—
Government & High Quality Bond Fund		17,956			1,315			—
High Yield Fund		13,107			(742)			—
Income Fund		21,309			161			—
International Emerging Markets Fund		640			(3,407)			—
LargeCap Growth Fund		50			18,116			—
LargeCap Growth Fund II		1,139			(23,748)			—
LargeCap Value Fund III		2,513			(770)			—
MidCap Blend Fund		876			3,745			—
Money Market Fund		—			—			—
Preferred Securities Fund		9,183			(246)			—
Principal Capital Appreciation Fund		1,269			158			903
Real Estate Securities Fund		1,792			(6,115)			—
Short-Term Income Fund		1,579			451			—
SmallCap Growth Fund		—			149			—
SmallCap Value Fund		502			(1,062)			—
	$ 90,873		$ (29,225)			$ 903
All dollar amounts are shown in thousands (000's)

See accompanying notes

412

Schedule of Investments SAM Conservative Balanced Portfolio October 31, 2010

INVESTMENT COMPANIES - 99.75%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 99.75%
Disciplined LargeCap Blend Fund (a)	2,545,676 $	29,835
Diversified International Fund (a)	5,057,990	49,518
Equity Income Fund (a)	5,044,965	85,411
Government & High Quality Bond Fund (a)	15,483,759	174,812
High Yield Fund (a)	6,483,072	52,837
Income Fund (a)	15,624,829	151,248
International Emerging Markets Fund (a)	587,746	15,046
LargeCap Growth Fund (a)	4,558,838	35,058
LargeCap Growth Fund II (a)	4,348,369	34,135
LargeCap Value Fund III (a)	4,403,748	42,716
MidCap Blend Fund (a)	1,024,247	13,500
Money Market Fund (a)	8,447	8
Preferred Securities Fund (a)	3,115,324	31,340
Principal Capital Appreciation Fund (a)	991,380	37,306
Real Estate Securities Fund (a)	380,011	6,019
Short-Term Income Fund (a)	3,424,975	41,648
SmallCap Growth Fund (a),(b)	1,385,718	10,240
SmallCap Value Fund (a)	747,673	10,475
	$ 821,152
TOTAL INVESTMENT COMPANIES	$ 821,152
Total Investments	$ 821,152
Other Assets in Excess of Liabilities, Net - 0.25%	$ 2,020
TOTAL NET ASSETS - 100.00%	$ 823,172

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 64,087
Unrealized Depreciation	(8,997)
Net Unrealized Appreciation (Depreciation)	$ 55,090
Cost for federal income tax purposes	$ 766,062
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	54 .90%
Domestic Equity Funds	37 .01%
International Equity Funds	7 .84%
Other Assets in Excess of Liabilities, Net	0 .25%
TOTAL NET ASSETS	100.00%

See accompanying notes

413

Schedule of Investments
SAM Conservative Balanced Portfolio
October 31, 2010

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2009	2009	Purchases	Purchases	Sales	Sales	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	2,309,238	$ 27,269	341,683 $	3,735	105,245	$ 1,173	2,545,676	$ 29,554
Diversified International Fund	3,409,604	33,060	1,749,374	15,887	100,988	921	5,057,990	47,552
Equity Income Fund	3,795,060	60,390	1,383,362	22,249	133,457	2,059	5,044,965	79,937
Government & High Quality Bond	13,486,938	143,734	2,526,757	27,856	529,936	5,874	15,483,759	165,707
Fund
High Yield Fund	5,931,332	44,126	925,586	7,222	373,846	2,922	6,483,072	48,247
Income Fund	13,005,027	117,065	3,216,069	30,377	596,267	5,612	15,624,829	141,814
International Emerging Markets Fund	609,832	12,428	48,389	1,111	70,475	1,584	587,746	11,592
LargeCap Growth Fund	6,062,424	35,097	463,942	3,156	1,967,528	14,592	4,558,838	25,406
LargeCap Growth Fund II	5,929,496	44,672	298,523	2,135	1,879,650	14,471	4,348,369	29,736
LargeCap Value Fund III	2,230,473	20,469	2,214,461	21,423	41,186	380	4,403,748	41,443
MidCap Blend Fund	1,672,254	18,635	115,052	1,341	763,059	9,407	1,024,247	10,342
Money Market Fund	2,238,447	2,238	—	—	2,230,000	2,230	8,447	8
Preferred Securities Fund	3,695,304	31,335	377,940	3,507	957,920	9,299	3,115,324	25,725
Principal Capital Appreciation Fund	652,749	19,101	364,334	12,662	25,703	909	991,380	30,745
Real Estate Securities Fund	1,073,221	14,744	36,687	490	729,897	10,840	380,011	3,678
Short-Term Income Fund	2,938,610	34,083	589,742	7,040	103,377	1,244	3,424,975	39,880
SmallCap Growth Fund	1,445,730	7,480	35,904	233	95,916	648	1,385,718	6,960
SmallCap Value Fund	687,702	9,552	79,909	1,007	19,938	263	747,673	10,212

		$ 675,478	$ 161,431			$ 84,428		$ 748,538

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ 360		$ (277)			$ —
Diversified International Fund		544			(474)			—
Equity Income Fund		2,013			(643)			—
Government & High Quality Bond Fund		7,067			(9)			—
High Yield Fund		4,318			(179)			—
Income Fund		7,927			(16)			—
International Emerging Markets Fund		111			(363)			—
LargeCap Growth Fund		7			1,745			—
LargeCap Growth Fund II		169			(2,600)			—
LargeCap Value Fund III		345			(69)			—
MidCap Blend Fund		148			(227)			—
Money Market Fund		—			—			—
Preferred Securities Fund		2,318			182			—
Principal Capital Appreciation Fund		204			(109)			145
Real Estate Securities Fund		287			(716)			—
Short-Term Income Fund		1,183			1			—
SmallCap Growth Fund		—			(105)			—
SmallCap Value Fund		82			(84)			—
	$ 27,083		$ (3,943)			$ 145
All dollar amounts are shown in thousands (000's)

See accompanying notes

414

Schedule of Investments SAM Conservative Growth Portfolio October 31, 2010

INVESTMENT COMPANIES - 100.11%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 100.11%
Disciplined LargeCap Blend Fund (a)	12,004,481 $	140,693
Diversified International Fund (a)	26,018,362	254,720
Equity Income Fund (a)	28,046,699	474,831
Government & High Quality Bond Fund (a)	11,451,326	129,285
High Yield Fund (a)	8,320,991	67,816
Income Fund (a)	11,136,944	107,806
International Emerging Markets Fund (a)	2,879,813	73,723
LargeCap Growth Fund (a)	20,089,492	154,488
LargeCap Growth Fund II (a)	19,044,671	149,501
LargeCap Value Fund III (a)	29,250,558	283,730
MidCap Blend Fund (a)	7,339,768	96,738
Money Market Fund (a)	191,086	191
Preferred Securities Fund (a)	3,794,404	38,172
Principal Capital Appreciation Fund (a)	4,332,975	163,050
Real Estate Securities Fund (a)	3,574,967	56,627
Short-Term Income Fund (a)	1,139,247	13,853
SmallCap Growth Fund (a),(b)	6,828,563	50,463
SmallCap Value Fund (a)	3,670,163	51,419
	$ 2,307,106
TOTAL INVESTMENT COMPANIES	$ 2,307,106
Total Investments	$ 2,307,106
Liabilities in Excess of Other Assets, Net - (0.11)%	$ (2,503)
TOTAL NET ASSETS - 100.00%	$ 2,304,603

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 235,463
Unrealized Depreciation	(117,985)
Net Unrealized Appreciation (Depreciation)	$ 117,478
Cost for federal income tax purposes	$ 2,189,628
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	70 .36%
Fixed Income Funds	15 .50%
International Equity Funds	14 .25%
Liabilities in Excess of Other Assets, Net	(0 .11)%
TOTAL NET ASSETS	100.00%

See accompanying notes

415

Schedule of Investments
SAM Conservative Growth Portfolio
October 31, 2010

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2009	2009	Purchases	Purchases	Sales	Sales	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	13,183,201	$ 163,926	228,829 $	2,529	1,407,549	$ 15,659	12,004,481	$ 147,511
Diversified International Fund	23,525,484	255,896	5,149,670	47,776	2,656,792	23,875	26,018,362	269,341
Equity Income Fund	25,484,522	414,995	5,443,982	88,372	2,881,805	44,441	28,046,699	445,612
Government & High Quality Bond	12,035,406	126,487	667,551	7,359	1,251,631	13,953	11,451,326	120,285
Fund
High Yield Fund	9,214,183	66,759	780,866	6,086	1,674,058	13,044	8,320,991	59,899
Income Fund	11,001,491	96,926	1,478,818	14,037	1,343,365	12,663	11,136,944	98,474
International Emerging Markets Fund	3,344,549	84,865	31,719	720	496,455	11,074	2,879,813	71,702
LargeCap Growth Fund	39,663,028	239,185	69,848	458	19,643,384	145,201	20,089,492	112,839
LargeCap Growth Fund II	37,565,529	305,429	200,588	1,454	18,721,446	143,900	19,044,671	137,031
LargeCap Value Fund III	15,640,812	151,918	15,419,547	152,112	1,809,801	16,608	29,250,558	284,285
MidCap Blend Fund	11,622,318	115,378	95,946	1,090	4,378,496	53,385	7,339,768	64,061
Money Market Fund	12,276,629	12,277	—	—	12,085,543	12,086	191,086	191
Preferred Securities Fund	5,184,084	44,978	331,585	3,080	1,721,265	16,433	3,794,404	31,943
Principal Capital Appreciation Fund	4,281,894	129,734	516,854	17,892	465,773	16,349	4,332,975	131,555
Real Estate Securities Fund	5,728,988	90,021	127,927	1,748	2,281,948	33,436	3,574,967	52,136
Short-Term Income Fund	1,101,970	12,740	37,278	446	1	—	1,139,247	13,186
SmallCap Growth Fund	8,056,377	41,310	26,649	173	1,254,463	8,419	6,828,563	33,246
SmallCap Value Fund	4,034,684	66,309	55,750	696	420,271	5,561	3,670,163	59,684

		$ 2,419,133	$ 346,028			$ 586,087		$ 2,132,981

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ 1,982		$ (3,285)			$ —
Diversified International Fund		3,613			(10,456)			—
Equity Income Fund		12,275			(13,314)			—
Government & High Quality Bond Fund		5,771			392			—
High Yield Fund		6,065			98			—
Income Fund		6,156			174			—
International Emerging Markets Fund		596			(2,809)			—
LargeCap Growth Fund		47			18,397			—
LargeCap Growth Fund II		1,054			(25,952)			—
LargeCap Value Fund III		2,320			(3,137)			—
MidCap Blend Fund		1,000			978			—
Money Market Fund		—			—			—
Preferred Securities Fund		2,987			318			—
Principal Capital Appreciation Fund		1,304			278			930
Real Estate Securities Fund		1,581			(6,197)			—
Short-Term Income Fund		403			—			—
SmallCap Growth Fund		—			182			—
SmallCap Value Fund		464			(1,760)			—
	$ 47,618		$ (46,093)			$ 930
All dollar amounts are shown in thousands (000's)

See accompanying notes

416

Schedule of Investments SAM Flexible Income Portfolio October 31, 2010

INVESTMENT COMPANIES - 99.78%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 99.78%
Disciplined LargeCap Blend Fund (a)	1,899,634 $	22,264
Diversified International Fund (a)	3,978,901	38,953
Equity Income Fund (a)	4,043,722	68,460
Government & High Quality Bond Fund (a)	21,026,091	237,385
High Yield Fund (a)	9,447,743	76,999
Income Fund (a)	22,444,813	217,266
International Emerging Markets Fund (a)	375,974	9,625
LargeCap Growth Fund (a)	2,879,800	22,146
LargeCap Growth Fund II (a)	2,711,017	21,282
LargeCap Value Fund III (a)	5,214,852	50,584
MidCap Blend Fund (a)	1,113,186	14,672
Money Market Fund (a)	9,787	10
Preferred Securities Fund (a)	6,143,774	61,806
Principal Capital Appreciation Fund (a)	270,053	10,162
Real Estate Securities Fund (a)	714,613	11,319
Short-Term Income Fund (a)	6,735,762	81,907
SmallCap Growth Fund (a),(b)	940,455	6,950
SmallCap Value Fund (a)	548,198	7,680
	$ 959,470
TOTAL INVESTMENT COMPANIES	$ 959,470
Total Investments	$ 959,470
Other Assets in Excess of Liabilities, Net - 0.22%	$ 2,111
TOTAL NET ASSETS - 100.00%	$ 961,581

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 77,723
Unrealized Depreciation	(11,315)
Net Unrealized Appreciation (Depreciation)	$ 66,408
Cost for federal income tax purposes	$ 893,062
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	70 .24%
Domestic Equity Funds	24 .49%
International Equity Funds	5 .05%
Other Assets in Excess of Liabilities, Net	0 .22%
TOTAL NET ASSETS	100.00%

See accompanying notes

417

Schedule of Investments
SAM Flexible Income Portfolio
October 31, 2010

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2009	2009	Purchases	Purchases	Sales	Sales	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	1,619,134	$ 16,851	320,624 $	3,462	40,124	$ 457	1,899,634	$ 19,862
Diversified International Fund	2,560,649	32,440	1,551,619	13,838	133,367	1,217	3,978,901	44,164
Equity Income Fund	2,494,058	35,377	1,604,728	25,773	55,064	852	4,043,722	60,130
Government & High Quality Bond	17,984,158	190,693	3,607,300	39,874	565,367	6,276	21,026,091	224,454
Fund
High Yield Fund	8,318,436	59,094	1,606,177	12,559	476,870	3,713	9,447,743	67,855
Income Fund	19,395,458	173,238	3,868,025	36,389	818,670	7,705	22,444,813	201,892
International Emerging Markets Fund	382,305	9,755	31,172	691	37,503	865	375,974	9,129
LargeCap Growth Fund	4,705,941	24,843	528,575	3,613	2,354,716	17,434	2,879,800	14,829
LargeCap Growth Fund II	4,575,196	35,788	476,833	3,394	2,341,012	18,033	2,711,017	17,990
LargeCap Value Fund III	3,061,435	27,070	2,287,954	21,818	134,537	1,253	5,214,852	47,459
MidCap Blend Fund	1,726,350	16,861	106,718	1,266	719,882	8,744	1,113,186	9,857
Money Market Fund	759,787	760	—	—	750,000	750	9,787	10
Preferred Securities Fund	6,321,729	51,274	724,350	6,865	902,305	8,484	6,143,774	49,403
Principal Capital Appreciation Fund	252,309	6,162	34,238	1,194	16,494	585	270,053	6,828
Real Estate Securities Fund	777,367	10,272	19,362	276	82,116	1,166	714,613	9,204
Short-Term Income Fund	5,759,595	66,641	1,183,238	14,174	207,071	2,480	6,735,762	78,381
SmallCap Growth Fund	974,450	4,655	66,613	436	100,608	681	940,455	4,295
SmallCap Value Fund	445,866	6,563	124,165	1,598	21,833	283	548,198	7,781

		$ 768,337	$ 187,220			$ 80,978		$ 873,523

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ 257		$ 6			$ —
Diversified International Fund		404			(897)			—
Equity Income Fund		1,507			(168)			—
Government & High Quality Bond Fund		9,429			163			—
High Yield Fund		6,020			(85)			—
Income Fund		11,661			(30)			—
International Emerging Markets Fund		70			(452)			—
LargeCap Growth Fund		6			3,807			—
LargeCap Growth Fund II		130			(3,159)			—
LargeCap Value Fund III		460			(176)			—
MidCap Blend Fund		150			474			—
Money Market Fund		—			—			—
Preferred Securities Fund		3,857			(252)			—
Principal Capital Appreciation Fund		78			57			55
Real Estate Securities Fund		231			(178)			—
Short-Term Income Fund		2,239			46			—
SmallCap Growth Fund		—			(115)			—
SmallCap Value Fund		52			(97)			—
	$ 36,551		$ (1,056)			$ 55
All dollar amounts are shown in thousands (000's)

See accompanying notes

418

Schedule of Investments SAM Strategic Growth Portfolio October 31, 2010

INVESTMENT COMPANIES - 100.16%	Shares Held Value (000's)
Principal Funds, Inc. Institutional Class - 100.16%
Disciplined LargeCap Blend Fund (a)	10,694,836 $	125,343
Diversified International Fund (a)	19,719,747	193,056
Equity Income Fund (a)	18,693,092	316,474
High Yield Fund (a)	7,616,428	62,074
International Emerging Markets Fund (a)	2,016,079	51,612
LargeCap Growth Fund (a)	13,669,369	105,117
LargeCap Growth Fund II (a)	12,887,836	101,170
LargeCap Value Fund III (a)	21,187,285	205,517
MidCap Blend Fund (a)	5,218,779	68,784
Money Market Fund (a)	23,392	23
Principal Capital Appreciation Fund (a)	3,128,190	117,714
Real Estate Securities Fund (a)	2,567,452	40,668
Short-Term Income Fund (a)	6,590	80
SmallCap Growth Fund (a),(b)	5,310,965	39,248
SmallCap Value Fund (a)	2,721,532	38,129
	$ 1,465,009
TOTAL INVESTMENT COMPANIES	$ 1,465,009
Total Investments	$ 1,465,009
Liabilities in Excess of Other Assets, Net - (0.16)%	$ (2,316)
TOTAL NET ASSETS - 100.00%	$ 1,462,693

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 147,782
Unrealized Depreciation	(114,651)
Net Unrealized Appreciation (Depreciation)	$ 33,131
Cost for federal income tax purposes	$ 1,431,878
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	79 .19%
International Equity Funds	16 .73%
Fixed Income Funds	4 .24%
Liabilities in Excess of Other Assets, Net	(0 .16)%
TOTAL NET ASSETS	100.00%

See accompanying notes

419

Schedule of Investments
SAM Strategic Growth Portfolio
October 31, 2010

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2009	2009	Purchases	Purchases	Sales	Sales	2010	2010
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Disciplined LargeCap Blend Fund	11,875,520	$ 157,721	238,612 $	2,639	1,419,296	$ 15,756	10,694,836	$ 139,798
Diversified International Fund	16,822,219	185,346	4,833,493	44,775	1,935,965	17,367	19,719,747	204,453
Equity Income Fund	17,070,813	286,494	3,487,404	56,536	1,865,125	28,684	18,693,092	305,244
High Yield Fund	8,909,061	66,767	789,005	6,145	2,081,638	16,328	7,616,428	56,212
International Emerging Markets Fund	2,554,633	59,663	20,392	462	558,946	12,540	2,016,079	45,506
LargeCap Growth Fund	26,782,985	164,845	126,024	848	13,239,640	97,440	13,669,369	79,029
LargeCap Growth Fund II	25,474,007	208,461	185,016	1,342	12,771,187	97,755	12,887,836	94,574
LargeCap Value Fund III	12,710,109	118,699	9,300,770	91,652	823,594	7,661	21,187,285	201,366
MidCap Blend Fund	8,205,250	79,932	93,205	1,069	3,079,676	37,526	5,218,779	46,408
Money Market Fund	4,559,288	4,559	—	—	4,535,896	4,536	23,392	23
Principal Capital Appreciation Fund	3,051,201	93,598	438,336	15,177	361,347	12,711	3,128,190	96,315
Real Estate Securities Fund	4,188,469	67,616	99,779	1,359	1,720,796	25,172	2,567,452	37,695
Short-Term Income Fund	399,276	4,610	6,815	80	399,501	4,763	6,590	73
SmallCap Growth Fund	6,319,407	35,018	32,024	202	1,040,466	6,964	5,310,965	27,976
SmallCap Value Fund	3,031,283	50,379	51,694	644	361,445	4,749	2,721,532	44,728

		$ 1,583,708	$ 222,930			$ 389,952		$ 1,379,400

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
Disciplined LargeCap Blend Fund	$ 1,792		$ (4,806)			$ —
Diversified International Fund		2,587			(8,301)			—
Equity Income Fund		8,181			(9,102)			—
High Yield Fund		5,797			(372)			—
International Emerging Markets Fund		448			(2,079)			—
LargeCap Growth Fund		31			10,776			—
LargeCap Growth Fund II		717			(17,474)			—
LargeCap Value Fund III		1,914			(1,324)			—
MidCap Blend Fund		707			2,933			—
Money Market Fund		—			—			—
Principal Capital Appreciation Fund		934			251			665
Real Estate Securities Fund		1,148			(6,108)			—
Short-Term Income Fund		69			146			—
SmallCap Growth Fund		—			(280)			—
SmallCap Value Fund		349			(1,546)			—
	$ 24,674		$ (37,286)			$ 665
All dollar amounts are shown in thousands (000's)

See accompanying notes

420

Schedule of Investments Short-Term Income Fund October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS - 99.04%	(000's)	Value (000's)	BONDS (continued)	(000's)	Value (000's)
Aerospace & Defense - 0.36%			Banks (continued)
Boeing Co/The			Wachovia Corp
1.88%, 11/20/2012	$ 800	$ 819	5.35%, 3/15/2011	$ 600	$ 611
General Dynamics Corp			Wells Fargo & Co
1.80%, 7/15/2011	2,600	2,628	3.63%, 4/15/2015	5,850	6,162
		$ 3,447	4.38%, 1/31/2013	5,500	5,877
Automobile Asset Backed Securities - 0.21%			Westpac Banking Corp
Bank of America Auto Trust			2.25%, 11/19/2012	6,950	7,113
2.67%, 7/15/2013(a)	301	305	3.00%, 8/4/2015	7,500	7,751
Ford Credit Auto Lease Trust					$ 153,798
1.04%, 3/15/2013(a)	225	225	Beverages - 1.40%
Ford Credit Auto Owner Trust			Anheuser-Busch InBev Worldwide Inc
3.96%, 4/15/2012	182	184	2.50%, 3/26/2013	5,000	5,147
5.47%, 9/15/2012(b)	350	361	7.20%, 1/15/2014(a)	5,750	6,741
Nissan Auto Lease Trust			PepsiCo Inc/NC
1.39%, 1/15/2016	625	629	3.10%, 1/15/2015	1,350	1,443
Nissan Auto Receivables Owner Trust					$ 13,331
4.28%, 7/15/2013	257	263	Chemicals - 3.19%
		$ 1,967	Air Products & Chemicals Inc
Automobile Floor Plan Asset Backed Securities - 0.02%			4.15%, 2/1/2013	1,750	1,852
Nissan Master Owner Trust Receivables			Airgas Inc
1.41%, 1/15/2015(a),(b)	230	233	3.25%, 10/1/2015	12,000	12,174
			EI du Pont de Nemours & Co
Banks - 16.13%			3.25%, 1/15/2015	3,150	3,380
American Express Bank FSB			5.00%, 7/15/2013	2,500	2,774
5.50%, 4/16/2013	4,150	4,526	PPG Industries Inc
Bank of America Corp			5.75%, 3/15/2013	7,500	8,215
4.50%, 4/1/2015	5,250	5,467	Praxair Inc
4.90%, 5/1/2013	615	649	1.75%, 11/15/2012	2,000	2,042
6.25%, 4/15/2012	2,750	2,926			$ 30,437
Bank of New York Mellon Corp/The			Commercial Services - 0.70%
2.95%, 6/18/2015	13,060	13,679	Western Union Co/The
Barclays Bank PLC			5.40%, 11/17/2011	5,000	5,235
2.50%, 1/23/2013	2,100	2,160	Yale University
Citigroup Inc			2.90%, 10/15/2014	1,330	1,419
5.50%, 8/27/2012	3,050	3,260			$ 6,654
5.50%, 4/11/2013	750	812	Computers - 3.08%
6.00%, 12/13/2013	6,750	7,466	Dell Inc
6.50%, 8/19/2013	4,000	4,463	1.40%, 9/10/2013	8,000	8,069
Commonwealth Bank of Australia			Hewlett-Packard Co
3.75%, 10/15/2014(a)	12,500	13,350	1.25%, 9/13/2013	11,500	11,625
Goldman Sachs Group Inc/The			4.25%, 2/24/2012	4,000	4,182
3.70%, 8/1/2015	3,000	3,107	International Business Machines Corp
5.25%, 10/15/2013	5,000	5,468	2.10%, 5/6/2013	5,250	5,436
6.00%, 5/1/2014	4,000	4,494			$ 29,312
6.88%, 1/15/2011	1,050	1,064	Consumer Products - 0.59%
JP Morgan Chase & Co			Clorox Co
2.20%, 6/15/2012	5,000	5,142	3.55%, 11/1/2015	890	960
3.70%, 1/20/2015	8,400	8,883	5.00%, 3/1/2013	4,250	4,620
5.38%, 10/1/2012	5,250	5,680			$ 5,580
5.60%, 6/1/2011	600	618
Morgan Stanley			Diversified Financial Services - 12.54%
1.95%, 6/20/2012	4,500	4,614	American Express Credit Corp

2.88%, 5/14/2013(b)	700	717	2.75%, 9/15/2015	4,000	4,034
3.45%, 11/2/2015(c)	1,500	1,508	5.88%, 5/2/2013	7,000	7,705
			American Honda Finance Corp
4.00%, 7/24/2015	1,000	1,030	1.63%, 9/20/2013(a)	4,500	4,549
4.20%, 11/20/2014	500	520	2.38%, 3/18/2013(a)	800	820
5.63%, 1/9/2012	4,500	4,740	4.63%, 4/2/2013(a)	7,500	8,087
6.00%, 4/28/2015	4,500	5,002	BlackRock Inc
PNC Funding Corp			2.25%, 12/10/2012	6,250	6,423
3.00%, 5/19/2014	500	521	Caterpillar Financial Services Corp
Regions Bank/Birmingham AL			4.85%, 12/7/2012	2,500	2,708
3.25%, 12/9/2011	3,500	3,611	Countrywide Financial Corp
Santander US Debt SA Unipersonal			5.80%, 6/7/2012	4,375	4,619
2.49%, 1/18/2013(a)	900	901
			ERAC USA Finance LLC
US Bancorp			2.75%, 7/1/2013(a)	6,250	6,429
1.13%, 10/30/2013(c),(d)	1,000	999
			5.60%, 5/1/2015(a)	3,750	4,233
1.38%, 9/13/2013	7,750	7,820	5.80%, 10/15/2012(a)	5,250	5,672
2.00%, 6/14/2013	750	772
2.88%, 11/20/2014	300	315

See accompanying notes

421

Schedule of Investments
Short-Term Income Fund
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Diversified Financial Services (continued)			Gas (continued)
FMR LLC			Sempra Energy
4.75%, 3/1/2013(a)	$ 11,500 $	12,193	6.00%, 2/1/2013	$ 4,500 $	4,955
Franklin Resources Inc				$ 7,603
2.00%, 5/20/2013	7,500	7,683	Healthcare - Services - 0.48%
General Electric Capital Corp			UnitedHealth Group Inc
2.80%, 1/8/2013	3,000	3,096	4.88%, 2/15/2013	4,250	4,569
3.50%, 6/29/2015	3,500	3,705
3.75%, 11/14/2014	750	801	Home Equity Asset Backed Securities - 3.19%
4.80%, 5/1/2013	575	622	ACE Securities Corp
5.25%, 10/19/2012	750	810	0.60%, 5/25/2035(b)	6,981	6,399
5.72%, 8/22/2011	5,000	5,052	0.71%, 4/25/2035(b)	8,854	8,645
Jefferies Group Inc			Aegis Asset Backed Securities Trust
5.88%, 6/8/2014	5,500	6,036	0.74%, 3/25/2035(b)	6,167	6,093
John Deere Capital Corp			Bayview Financial Acquisition Trust
4.95%, 12/17/2012	4,000	4,342	6.04%, 11/28/2036	4,043	4,159
MassMutual Global Funding II			Home Equity Asset Trust
2.30%, 9/28/2015(a)	5,750	5,820	0.69%, 10/25/2035(b)	4,028	4,008
PACCAR Financial Corp			Mastr Asset Backed Securities Trust
1.95%, 12/17/2012	7,250	7,398	0.32%, 11/25/2036(b)	615	614
2.05%, 6/17/2013	5,750	5,922	New Century Home Equity Loan Trust
Toyota Motor Credit Corp			4.76%, 11/25/2033	146	143
3.20%, 6/17/2015	750	803	Residential Asset Securities Corp
	$ 119,562		4.47%, 3/25/2032	308	307
Electric - 3.65%			4.59%, 8/25/2031	82	80
Commonwealth Edison Co				$ 30,448
4.70%, 4/15/2015	1,500	1,675	Insurance - 5.47%
5.40%, 12/15/2011	4,500	4,728	Berkshire Hathaway Inc
7.50%, 7/1/2013	1,750	2,023	0.83%, 2/11/2013(b)	1,260	1,266
Duke Energy Ohio Inc			2.13%, 2/11/2013	7,750	7,991
2.10%, 6/15/2013	2,250	2,316	3.20%, 2/11/2015	600	638
Nisource Finance Corp			Fidelity National Financial Inc
6.15%, 3/1/2013	4,250	4,704	7.30%, 8/15/2011	4,250	4,402
Oncor Electric Delivery Co LLC			MetLife Inc
5.95%, 9/1/2013	8,750	9,849	2.38%, 2/6/2014	5,500	5,606
6.38%, 5/1/2012	3,000	3,227	Metropolitan Life Global Funding I
Virginia Electric and Power Co			2.50%, 1/11/2013(a)	850	872
5.10%, 11/30/2012	5,750	6,247	2.88%, 9/17/2012(a)	1,500	1,547
	$ 34,769		5.13%, 6/10/2014(a)	5,000	5,575
Electronics - 0.18%			New York Life Global Funding
Thermo Fisher Scientific Inc			2.25%, 12/14/2012(a)	5,250	5,389
2.15%, 12/28/2012	1,720	1,755	3.00%, 5/4/2015(a)	3,750	3,970
			4.65%, 5/9/2013(a)	3,250	3,525
Environmental Control - 0.32%			5.25%, 10/16/2012(a)	4,500	4,880
Allied Waste North America Inc			Prudential Financial Inc
5.75%, 2/15/2011	3,000	3,038	3.63%, 9/17/2012	4,250	4,418
			4.50%, 7/15/2013	1,000	1,068
Finance - Mortgage Loan/Banker - 5.01%			5.15%, 1/15/2013	950	1,021
Fannie Mae				$ 52,168
0.75%, 12/18/2013(c)	8,000	8,012	Iron & Steel - 0.94%
1.63%, 7/27/2011	11,250	11,361	Nucor Corp
1.75%, 5/7/2013	2,000	2,061	5.00%, 12/1/2012	8,300	8,988
4.75%, 12/15/2010	6,000	6,036
Freddie Mac			Manufactured Housing Asset Backed Securities - 0.01%
1.13%, 7/27/2012	20,000	20,263	Green Tree Financial Corp
	$ 47,733		7.70%, 9/15/2026(e)	120	117
Food - 1.15%
Corn Products International Inc			Media - 1.10%
3.20%, 11/1/2015	6,500	6,665	Comcast Corp
General Mills Inc			5.45%, 11/15/2010	300	301
8.02%, 2/5/2013	650	739	DirecTV Holdings LLC / DirecTV Financing Co
Kellogg Co			Inc
5.13%, 12/3/2012	1,000	1,086	6.38%, 6/15/2015	1,750	1,811
Sara Lee Corp			Time Warner Cable Inc
2.75%, 9/15/2015	2,500	2,514	5.40%, 7/2/2012	3,500	3,744
	$ 11,004		Walt Disney Co/The
Gas - 0.80%			4.70%, 12/1/2012	4,250	4,601
Florida Gas Transmission Co LLC				$ 10,457
4.00%, 7/15/2015(a)	2,500	2,648

See accompanying notes

422

Schedule of Investments
Short-Term Income Fund
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Mining - 1.43%			Mortgage Backed Securities (continued)
Anglo American Capital PLC			GSR Mortgage Loan Trust
2.15%, 9/27/2013(a)	$ 6,500 $	6,610	5.00%, 8/25/2019	$ 4,330 $	4,472
Rio Tinto Finance USA Ltd			JP Morgan Mortgage Trust
1.88%, 11/2/2015(c)	2,500	2,503	4.50%, 9/25/2034	1,206	1,228
Vulcan Materials Co			MASTR Asset Securitization Trust
5.60%, 11/30/2012	4,250	4,531	5.25%, 9/25/2033(b)	41	41
	$ 13,644		5.25%, 12/25/2033	14,107	14,596
Miscellaneous Manufacturing - 1.11%			Morgan Stanley Dean Witter Capital I
Cargill Inc			6.54%, 2/15/2031	1	1
5.20%, 1/22/2013(a)	7,250	7,856	Residential Accredit Loans Inc
Honeywell International Inc			5.00%, 3/25/2019	3,641	3,675
4.25%, 3/1/2013	2,500	2,705	6.00%, 11/25/2032	389	395
	$ 10,561		Structured Asset Securities Corp
Mortgage Backed Securities - 13.71%			5.50%, 12/25/2033	1,155	1,154
Banc of America Alternative Loan Trust			WaMu Mortgage Pass Through Certificates
5.00%, 12/25/2018	2,388	2,455	0.51%, 11/25/2045(b)	17	17
Banc of America Funding Corp			Wells Fargo Mortgage Backed Securities Trust
0.34%, 7/20/2036(b)	4,230	4,213	4.50%, 8/25/2018	1,636	1,693
5.00%, 6/25/2035(b)	3,270	3,292	4.75%, 11/25/2018	1,351	1,402
Banc of America Mortgage Securities Inc			4.75%, 12/25/2018	1,222	1,255
4.75%, 2/25/2035	2,725	2,738	5.50%, 5/25/2035	4,797	4,956
5.00%, 2/25/2020	5,448	5,662	5.75%, 10/25/2036(b)	1,430	1,427
5.00%, 8/25/2020	2,437	2,501		$ 130,750
5.00%, 5/25/2034	3,548	3,628	Oil & Gas - 3.48%
5.25%, 10/25/2034	2,126	2,146	Apache Corp
BCAP LLC Trust			6.25%, 4/15/2012	4,500	4,852
5.25%, 6/26/2037(a)	2,679	2,720	BP Capital Markets PLC
Bear Stearns Alt-A Trust			3.13%, 10/1/2015	4,000	4,105
0.54%, 7/25/2035(b)	26	13	3.63%, 5/8/2014	6,000	6,289
Bear Stearns Commercial Mortgage Securities			5.25%, 11/7/2013	7,250	7,828
7.00%, 5/20/2030	313	328	Husky Energy Inc
Chase Mortgage Finance Corp			5.90%, 6/15/2014	1,000	1,118
5.00%, 3/25/2018	1,308	1,340	Shell International Finance BV
5.50%, 5/25/2035	1,134	1,164	3.10%, 6/28/2015	4,250	4,507
6.00%, 5/25/2035	1,271	1,301	Total Capital SA
Citicorp Mortgage Securities Inc			3.00%, 6/24/2015	4,250	4,474
4.50%, 9/25/2034(b)	4,651	4,761		$ 33,173
5.25%, 2/25/2035	3,681	3,718	Oil & Gas Services - 0.58%
Countrywide Alternative Loan Trust			Smith International Inc
6.00%, 2/25/2017	2,151	2,196	8.63%, 3/15/2014	4,500	5,489
Countrywide Asset-Backed Certificates
0.54%, 11/25/2035(b)	53	50	Other Asset Backed Securities - 2.30%
Countrywide Home Loan Mortgage Pass Through			Carrington Mortgage Loan Trust
Trust			0.54%, 12/25/2035(b)	475	437
4.50%, 8/25/2033	2,322	2,398	Countrywide Asset-Backed Certificates
4.75%, 1/25/2019	3,813	3,920	0.33%, 5/25/2028(b)	3,286	3,217
4.75%, 1/25/2019	2,291	2,278	0.66%, 8/25/2034(b)	1,704	1,673
4.75%, 8/25/2034	1,461	1,462	0.91%, 12/25/2034(b)	6,767	6,676
5.00%, 11/25/2018	6,903	7,174	First Franklin Mortgage Loan Asset Backed
5.00%, 9/25/2019	1,936	2,020	Certificates
5.00%, 6/25/2034	4,597	4,703	0.54%, 10/25/2035(b)	7,911	7,727
5.00%, 8/25/2034	3,942	3,990	John Deere Owner Trust
5.25%, 7/25/2033	473	472	4.18%, 6/15/2012	61	61
5.25%, 10/25/2034	1,910	1,902	Marriott Vacation Club Owner Trust
Fannie Mae			5.81%, 10/20/2029(a)	125	132
0.51%, 3/25/2035(b)	60	60	Merrill Lynch First Franklin Mortgage Loan Trust
0.56%, 2/25/2032(b)	96	96	0.96%, 10/25/2037(b)	2,062	2,041
5.00%, 11/25/2035	1,666	1,825		$ 21,964
6.00%, 2/25/2031	10,000	10,184	Pharmaceuticals - 2.12%
Freddie Mac			Abbott Laboratories
0.66%, 7/15/2023(b)	423	423	2.70%, 5/27/2015	8,500	8,983
0.71%, 6/15/2023(b)	184	184	Novartis Capital Corp
4.50%, 5/15/2030	823	825	1.90%, 4/24/2013	900	927
5.50%, 10/15/2027	999	1,001	2.90%, 4/24/2015	4,500	4,767
6.00%, 9/15/2029	3,800	3,867	Pfizer Inc
Ginnie Mae			4.45%, 3/15/2012	5,250	5,524
4.50%, 8/20/2032	751	792		$ 20,201
GMAC Mortgage Corp Loan Trust
5.25%, 7/25/2034	614	636

See accompanying notes

423

Schedule of Investments
Short-Term Income Fund
October 31, 2010

	Principal			Principal
	Amount			Amount
BONDS (continued)	(000's) Value (000's)		BONDS (continued)	(000's) Value (000's)
Pipelines - 1.00%			Textiles - 0.53%
Enterprise Products Operating LLC			Mohawk Industries Inc
3.70%, 6/1/2015	$ 4,750 $	5,037	7.20%, 4/15/2012	$ 4,750	$ 5,023
Plains All American Pipeline LP / PAA Finance
Corp			Transportation - 0.48%
3.95%, 9/15/2015	4,250	4,501	United Parcel Service Inc
	$ 9,538		4.50%, 1/15/2013	4,250	4,598
Publicly Traded Investment Fund - 0.08%
CDP Financial Inc			TOTAL BONDS		$ 944,210
3.00%, 11/25/2014(a)	750	785		Principal
			U.S. GOVERNMENT & GOVERNMENT	Amount
Real Estate - 1.36%			AGENCY OBLIGATIONS - 0.98%	(000's)	Value (000's)
WCI Finance LLC / WEA Finance LLC			Federal Home Loan Mortgage Corporation (FHLMC) - 0.10%
5.40%, 10/1/2012(a)	6,000	6,399	2.68%, 9/1/2035(b),(g)	$ 247	$ 258
WT Finance Aust Pty Ltd / Westfield Capital /			2.69%, 11/1/2021(b),(g)	14	15
WEA Finance LLC			4.50%, 7/1/2011(g)	50	51
5.13%, 11/15/2014(a)	6,000	6,564	6.00%, 4/1/2017(g)	127	138
	$ 12,963		6.00%, 5/1/2017(g)	237	256
REITS - 6.85%			6.50%, 12/1/2015(g)	12	14
Arden Realty LP			7.00%, 12/1/2022(g)	144	162
5.25%, 3/1/2015	6,000	6,490	7.50%, 12/1/2029(g)	3	3
AvalonBay Communities Inc			9.50%, 8/1/2016(g)	7	8
5.50%, 1/15/2012	8,500	8,892			$ 905
Duke Realty LP			Federal National Mortgage Association (FNMA) - 0.25%
6.25%, 5/15/2013	6,750	7,322	2.62%, 1/1/2035(b),(g)	81	84
ERP Operating LP			2.63%, 2/1/2037(b),(g)	302	316
5.50%, 10/1/2012	4,000	4,288	2.67%, 11/1/2032(b),(g)	116	120
6.63%, 3/15/2012	7,000	7,475	2.69%, 8/1/2034(b),(g)	154	161
Health Care REIT Inc			2.71%, 7/1/2034(b),(g)	111	116
5.88%, 5/15/2015	5,500	6,073	2.72%, 7/1/2034(b),(g)	326	341
6.00%, 11/15/2013	8,000	8,807	2.76%, 2/1/2035(b),(g)	52	55
Healthcare Realty Trust Inc			2.85%, 12/1/2032(b),(g)	118	123
5.13%, 4/1/2014	3,250	3,467	2.88%, 1/1/2035(b),(g)	269	282
Nationwide Health Properties Inc			3.05%, 11/1/2022(b),(g)	3	3
6.25%, 2/1/2013	3,750	4,067	3.06%, 10/1/2035(b),(g)	554	581
6.50%, 7/15/2011	5,000	5,176	4.39%, 1/1/2019(b),(g)	6	6
8.25%, 7/1/2012	3,000	3,257	4.58%, 11/1/2035(b),(g)	23	23
	$ 65,314		5.61%, 4/1/2019(b),(g)	7	7
Retail - 1.01%			6.00%, 7/1/2028(g)	70	78
Wal-Mart Stores Inc			6.50%, 1/1/2012(g)	13	14
1.50%, 10/25/2015	4,000	3,982	6.50%, 1/1/2014(g)	44	48
2.88%, 4/1/2015	1,750	1,858	7.50%, 10/1/2029(g)	12	14
3.20%, 5/15/2014	3,500	3,769	8.00%, 5/1/2027(g)	5	5
	$ 9,609		8.50%, 11/1/2017(g)	13	15
			8.50%, 5/1/2022(g)	28	29
Savings & Loans - 0.00%
Washington Mutual Bank / Henderson NV			10.00%, 5/1/2022(g)	8	9
0.00%, 1/15/2013(f)	1,200	2			$ 2,430
			Government National Mortgage Association (GNMA) - 0.01%
Software - 0.52%			8.00%, 3/15/2012	1	1
Microsoft Corp			9.00%, 4/20/2025	3	3
2.95%, 6/1/2014	2,000	2,130	10.00%, 1/15/2019	52	61
Oracle Corp			11.00%, 10/15/2015	13	15
3.75%, 7/8/2014	2,600	2,834	11.00%, 11/15/2015	3	3
	$ 4,964		11.00%, 11/15/2015	13	15
Student Loan Asset Backed Securities - 0.06%					$ 98
SLM Student Loan Trust			U.S. Treasury - 0.62%
1.60%, 10/25/2016(b)	566	575	0.88%, 12/31/2010(h)	850	851
			1.38%, 4/15/2012	5,000	5,080
Telecommunications - 1.90%					$ 5,931
America Movil SA de CV			TOTAL U.S. GOVERNMENT &
5.50%, 3/1/2014	2,000	2,221	GOVERNMENT AGENCY OBLIGATIONS		$ 9,364
AT&T Inc
2.50%, 8/15/2015	4,000	4,114
4.95%, 1/15/2013	4,250	4,616
Verizon New Jersey Inc
5.88%, 1/17/2012	6,750	7,136
	$ 18,087

See accompanying notes

424

Schedule of Investments
Short-Term Income Fund
October 31, 2010

Portfolio Summary (unaudited)
			Sector	Percent
	Maturity		Financial	42 .98%
	Amount		Mortgage Securities	14 .07%
REPURCHASE AGREEMENTS - 0.55%	(000's)	Value (000's)	Consumer, Non-cyclical	6 .44%
Banks - 0.55%			Asset Backed Securities	5 .79%
Investment in Joint Trading Account; Bank of	$ 1,501	$ 1,500
America Repurchase Agreement; 0.22%			Government	5 .63%
			Basic Materials	5 .56%
dated 10/29/10 maturing 11/01/10			Energy	5 .06%
(collateralized by Sovereign Agency Issues;
$1,530,606; 0.00% - 5.25%; dated 05/01/13 -			Utilities	4 .45%
			Technology	3 .60%
04/15/42)			Communications	3 .00%
Investment in Joint Trading Account; Credit Suisse	1,449	1,449
Repurchase Agreement; 0.21% dated			Industrial	2 .45%
			Consumer, Cyclical	1 .54%
10/29/10 maturing 11/01/10 (collateralized by			Liabilities in Excess of Other Assets, Net	(0 .57)%
US Treasury Note; $1,477,632; 1.13%; dated
01/15/12)			TOTAL NET ASSETS	100.00%
Investment in Joint Trading Account; Deutsche	1,376	1,376
Bank Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $1,403,752; 0.38%
- 3.75%; dated 12/06/10 - 01/29/15)
Investment in Joint Trading Account; Morgan	942	942
Stanley Repurchase Agreement; 0.20% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $960,461; 1.88% -
6.13%; dated 01/09/12 - 02/21/13)
$ 5,267
TOTAL REPURCHASE AGREEMENTS		$ 5,267
Total Investments		$ 958,841
Liabilities in Excess of Other Assets, Net - (0.57)%		$ (5,453)
TOTAL NET ASSETS - 100.00%		$ 953,388

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $129,030 or 13.53% of net assets.
(b)	Variable Rate. Rate shown is in effect at October 31, 2010.
(c)	Security purchased on a when-issued basis.
(d)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $999 or 0.10% of net assets.
(e)	Security is Illiquid
(f)	Non-Income Producing Security
(g)	This entity was put into conservatorship by the US Government in 2008. See Notes to Financial Statements for additional information.
(h)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $365 or 0.04% of net assets.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 28,429
Unrealized Depreciation		(1,740)
Net Unrealized Appreciation (Depreciation)		$ 26,689
Cost for federal income tax purposes		$ 932,152
All dollar amounts are shown in thousands (000's)

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
US 5 Year Note; December 2010	Short	560	$ 67,221	$ 68,084	$ (863)
$ (863)

All dollar amounts are shown in thousands (000's)

See accompanying notes

425

Schedule of Investments
SmallCap Blend Fund
October 31, 2010

COMMON STOCKS - 96.37%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Aerospace & Defense - 2.25%			Commercial Services (continued)
Esterline Technologies Corp (a)	23,819 $	1,440	ICF International Inc (a)	23,520 $	603
HEICO Corp	21,810	1,086	Kenexa Corp (a)	28,697	525
Moog Inc (a)	16,790	631	On Assignment Inc (a)	43,870	248
Teledyne Technologies Inc (a)	19,027	791	Parexel International Corp (a)	63,070	1,356
Triumph Group Inc	9,720	812	Providence Service Corp/The (a)	18,460	303
	$ 4,760		Rent-A-Center Inc/TX	60,660	1,525
Airlines - 0.41%			SFN Group Inc (a)	42,050	319
Alaska Air Group Inc (a)	16,200	855	Sotheby's	35,180	1,542
			Steiner Leisure Ltd (a)	15,190	589
Apparel - 1.78%			Team Inc (a)	8,673	172
G-III Apparel Group Ltd (a)	22,546	595	TeleTech Holdings Inc (a)	34,750	528
Perry Ellis International Inc (a)	13,532	304	Valassis Communications Inc (a)	47,180	1,557
Steven Madden Ltd (a)	39,094	1,654		$ 13,024
Warnaco Group Inc/The (a)	22,802	1,211	Computers - 1.86%
	$ 3,764		CACI International Inc (a)	10,760	539
Automobile Parts & Equipment - 0.54%			Fortinet Inc (a)	28,860	866
Dorman Products Inc (a)	10,200	372	Insight Enterprises Inc (a)	41,730	631
Tenneco Inc (a)	23,600	770	Manhattan Associates Inc (a)	26,200	807
	$ 1,142		Rimage Corp (a)	14,630	217
Banks - 4.79%			Syntel Inc	17,750	867
CapitalSource Inc	40,430	247		$ 3,927
Columbia Banking System Inc	24,465	445	Consumer Products - 0.98%
Community Bank System Inc	39,490	923	Central Garden and Pet Co - A Shares (a)	62,500	653
Community Trust Bancorp Inc	10,910	298	Ennis Inc	20,270	366
East West Bancorp Inc	54,245	956	Helen of Troy Ltd (a)	15,560	399
Financial Institutions Inc	16,093	290	Tupperware Brands Corp	14,690	658
First of Long Island Corp/The	9,190	229		$ 2,076
FirstMerit Corp	60,720	1,043	Distribution & Wholesale - 0.15%
Independent Bank Corp/Rockland MA	13,568	319	Brightpoint Inc (a)	40,950	307
Lakeland Bancorp Inc	27,707	257
NBT Bancorp Inc	29,790	657	Diversified Financial Services - 2.03%
Signature Bank/New York NY (a)	37,930	1,602	Artio Global Investors Inc	18,100	282
Southwest Bancorp Inc/Stillwater OK	24,340	241	Calamos Asset Management Inc	35,970	431
Tompkins Financial Corp	8,646	334	Investment Technology Group Inc (a)	63,260	901
Trustmark Corp	32,870	726	KBW Inc	36,450	922
Union First Market Bankshares Corp	20,930	269	National Financial Partners Corp (a)	78,227	1,079
Webster Financial Corp	74,390	1,274	optionsXpress Holdings Inc (a)	41,370	661
	$ 10,110			$ 4,276
Biotechnology - 2.99%			Electric - 2.35%
Acorda Therapeutics Inc (a)	28,010	757	Avista Corp	64,550	1,410
Arqule Inc (a)	73,120	404	IDACORP Inc	21,140	778
Bio-Rad Laboratories Inc (a)	7,690	697	NorthWestern Corp	41,870	1,246
Celldex Therapeutics Inc (a)	54,880	244	Unisource Energy Corp	43,650	1,531
Cubist Pharmaceuticals Inc (a)	41,112	957		$ 4,965
Cytokinetics Inc (a)	96,404	254	Electrical Components & Equipment - 0.23%
Exelixis Inc (a)	195,920	874	EnerSys (a)	18,300	482
Human Genome Sciences Inc (a)	22,787	613
Incyte Corp (a)	62,600	1,043	Electronics - 3.27%
Ligand Pharmaceuticals Inc (a)	122,809	199	Benchmark Electronics Inc (a)	59,030	970
Vical Inc (a)	96,421	208	Brady Corp	36,570	1,125
XOMA Ltd (a)	27,980	65	Checkpoint Systems Inc (a)	27,070	596
	$ 6,315		CTS Corp	37,310	379
Chemicals - 2.66%			Daktronics Inc	21,741	237
HB Fuller Co	45,990	949	LaBarge Inc (a)	20,125	255
Innophos Holdings Inc	24,140	886	Multi-Fineline Electronix Inc (a)	21,690	531
Olin Corp	81,880	1,637	OSI Systems Inc (a)	13,390	482
Sensient Technologies Corp	34,730	1,122	Park Electrochemical Corp	15,500	418
Stepan Co	7,610	513	Rofin-Sinar Technologies Inc (a)	29,100	813
WR Grace & Co (a)	15,990	513	Watts Water Technologies Inc	13,420	472
	$ 5,620		Woodward Governor Co	19,990	626
Coal - 0.29%				$ 6,904
Cloud Peak Energy Inc (a)	35,450	616	Engineering & Contruction - 0.80%
			EMCOR Group Inc (a)	20,503	530
Commercial Services - 6.17%			Exponent Inc (a)	10,290	329
ABM Industries Inc	38,510	868	Insituform Technologies Inc (a)	20,710	447
Advance America Cash Advance Centers Inc	57,810	289	MasTec Inc (a)	31,450	384
American Public Education Inc (a)	9,860	276		$ 1,690
Emergency Medical Services Corp (a)	24,060	1,308	Entertainment - 0.22%
Grand Canyon Education Inc (a)	14,050	264	National CineMedia Inc	25,430	471
Healthcare Services Group Inc	31,310	752

See accompanying notes

426

Schedule of Investments
SmallCap Blend Fund
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Environmental Control - 0.25%			Machinery - Diversified (continued)
Tetra Tech Inc (a)	25,440 $	536	Middleby Corp (a)	11,490 $	858
			NACCO Industries Inc	2,490	247
Food - 0.99%			Wabtec Corp/DE	17,170	804
Fresh Del Monte Produce Inc	29,180	646		$ 4,687
Seneca Foods Corp (a)	8,888	205	Media - 0.12%
TreeHouse Foods Inc (a)	26,370	1,232	Journal Communications Inc (a)	54,190	250
	$ 2,083
Forest Products & Paper - 0.87%			Metal Fabrication & Hardware - 0.38%
Domtar Corp	16,380	1,300	CIRCOR International Inc	11,440	401
PH Glatfelter Co	43,750	544	LB Foster Co (a)	12,450	411
	$ 1,844			$ 812
Gas - 0.81%			Mining - 0.82%
Southwest Gas Corp	32,450	1,128	Hecla Mining Co (a)	128,580	886
WGL Holdings Inc	15,360	592	Kaiser Aluminum Corp	18,580	836
	$ 1,720			$ 1,722
Hand & Machine Tools - 0.85%			Miscellaneous Manufacturing - 1.76%
Franklin Electric Co Inc	14,300	517	Actuant Corp	62,170	1,397
Regal-Beloit Corp	22,217	1,282	AO Smith Corp	18,250	1,023
	$ 1,799		ESCO Technologies Inc	17,880	613
Healthcare - Products - 1.62%			Koppers Holdings Inc	24,223	675
American Medical Systems Holdings Inc (a)	67,290	1,359		$ 3,708
Exactech Inc (a)	4,980	81	Office Furnishings - 0.16%
Integra LifeSciences Holdings Corp (a)	26,690	1,148	Steelcase Inc	40,560	341
Merit Medical Systems Inc (a)	18,000	285
Orthofix International NV (a)	19,460	545	Oil & Gas - 2.52%
	$ 3,418		Berry Petroleum Co	39,420	1,348
Healthcare - Services - 3.10%			Bill Barrett Corp (a)	26,310	993
Amedisys Inc (a)	22,687	577	Callon Petroleum Co (a)	41,990	207
AMERIGROUP Corp (a)	28,180	1,176	Clayton Williams Energy Inc (a)	4,870	291
Centene Corp (a)	19,010	424	Gulfport Energy Corp (a)	18,650	311
Ensign Group Inc/The	28,274	531	Petroquest Energy Inc (a)	125,020	698
Gentiva Health Services Inc (a)	32,032	746	Swift Energy Co (a)	46,045	1,466
ICON PLC ADR(a)	31,120	602		$ 5,314
Kindred Healthcare Inc (a)	60,940	836	Oil & Gas Services - 1.97%
Magellan Health Services Inc (a)	34,640	1,663	CARBO Ceramics Inc	12,280	1,029
	$ 6,555		Dril-Quip Inc (a)	9,760	674
Home Furnishings - 0.73%			Lufkin Industries Inc	21,130	1,032
Tempur-Pedic International Inc (a)	44,900	1,549	RPC Inc	41,440	912
			T-3 Energy Services Inc (a)	15,210	509
Insurance - 2.74%				$ 4,156
Alterra Capital Holdings Ltd	35,340	714	Packaging & Containers - 1.08%
Aspen Insurance Holdings Ltd	39,980	1,134	Rock-Tenn Co	20,850	1,185
Delphi Financial Group Inc	36,454	987	Silgan Holdings Inc	32,470	1,096
OneBeacon Insurance Group Ltd	14,530	205		$ 2,281
Platinum Underwriters Holdings Ltd	42,330	1,822	Pharmaceuticals - 2.21%
Primerica Inc	28,540	603	Array BioPharma Inc (a)	83,030	269
Selective Insurance Group Inc	19,000	321	Catalyst Health Solutions Inc (a)	36,670	1,388
	$ 5,786		Cornerstone Therapeutics Inc (a)	37,066	232
Internet - 2.45%			Idenix Pharmaceuticals Inc (a)	60,670	263
Ancestry.com Inc (a)	25,606	683	Impax Laboratories Inc (a)	23,100	435
comScore Inc (a)	31,700	745	Orexigen Therapeutics Inc (a)	103,050	545
Constant Contact Inc (a)	31,380	722	Par Pharmaceutical Cos Inc (a)	31,590	1,027
Earthlink Inc	119,540	1,074	XenoPort Inc (a)	64,506	500
Liquidity Services Inc (a)	19,130	306		$ 4,659
TIBCO Software Inc (a)	85,420	1,642	Publicly Traded Investment Fund - 0.16%
	$ 5,172		THL Credit Inc	27,210	343
Investment Companies - 0.12%
PennantPark Investment Corp	23,122	257	REITS - 7.91%
			Agree Realty Corp	10,720	273
Iron & Steel - 0.21%			Ashford Hospitality Trust Inc (a)	83,984	852
Schnitzer Steel Industries Inc	8,750	452	BioMed Realty Trust Inc	91,840	1,685
			Chimera Investment Corp	173,009	709
Leisure Products & Services - 0.93%			DuPont Fabros Technology Inc	34,630	869
Polaris Industries Inc	27,550	1,959	Entertainment Properties Trust	29,836	1,379
			Essex Property Trust Inc	8,760	990
Machinery - Diversified - 2.22%			Getty Realty Corp	11,810	337
Altra Holdings Inc (a)	24,090	357	Hersha Hospitality Trust	191,233	1,167
Applied Industrial Technologies Inc	31,070	945	Highwoods Properties Inc	53,490	1,772
Briggs & Stratton Corp	34,810	613	Kilroy Realty Corp	47,010	1,606
Chart Industries Inc (a)	37,060	863	PS Business Parks Inc	17,970	1,065

See accompanying notes

427

Schedule of Investments
SmallCap Blend Fund
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
REITS (continued)			Telecommunications (continued)
Saul Centers Inc	15,020 $	641	Consolidated Communications Holdings Inc	50,420 $	934
Starwood Property Trust Inc	33,790	683	InterDigital Inc	29,590	993
Sunstone Hotel Investors Inc (a)	58,940	640	LogMeIn Inc (a)	18,125	720
Urstadt Biddle Properties Inc	18,049	347	PAETEC Holding Corp (a)	134,920	569
Washington Real Estate Investment Trust	52,610	1,685	Plantronics Inc	39,810	1,428
	$ 16,700		Polycom Inc (a)	27,610	933
Retail - 8.25%			Premiere Global Services Inc (a)	59,930	409
Big 5 Sporting Goods Corp	31,780	430	RF Micro Devices Inc (a)	223,600	1,630
Bravo Brio Restaurant Group Inc (a)	37,840	681	Symmetricom Inc (a)	44,090	275
Cash America International Inc	26,700	941	Syniverse Holdings Inc (a)	28,700	875
Christopher & Banks Corp	49,200	293			$ 9,865
Coinstar Inc (a)	23,640	1,361	Transportation - 2.58%
Dillard's Inc	44,890	1,145	Atlas Air Worldwide Holdings Inc (a)	22,450	1,173
DineEquity Inc (a)	8,710	387	Bristow Group Inc (a)	26,110	1,013
Dress Barn Inc (a)	55,300	1,269	Celadon Group Inc (a)	27,020	350
DSW Inc (a)	6,178	206	Heartland Express Inc	76,460	1,140
Einstein Noah Restaurant Group Inc (a)	16,305	180	HUB Group Inc (a)	40,920	1,329
Finish Line Inc/The	27,840	426	Marten Transport Ltd	20,320	432
First Cash Financial Services Inc (a)	29,980	872			$ 5,437
Jo-Ann Stores Inc (a)	35,860	1,551	Trucking & Leasing - 0.32%
Men's Wearhouse Inc	31,920	780	TAL International Group Inc	24,180	678
PF Chang's China Bistro Inc	15,840	727
Pier 1 Imports Inc (a)	70,320	610	TOTAL COMMON STOCKS		$ 203,493
Ruby Tuesday Inc (a)	113,720	1,376
				Maturity
Sally Beauty Holdings Inc (a)	74,560	907
				Amount
Stage Stores Inc	38,960	519	REPURCHASE AGREEMENTS - 3.76%	(000's)	Value (000's)
Texas Roadhouse Inc (a)	76,420	1,174	Banks - 3.76%
Tuesday Morning Corp (a)	61,810	296	Investment in Joint Trading Account; Bank of	$ 2,259	$ 2,260
Vera Bradley Inc (a)	13,950	382
			America Repurchase Agreement; 0.22%
World Fuel Services Corp	32,360	914	dated 10/29/10 maturing 11/01/10
	$ 17,427		(collateralized by Sovereign Agency Issues;
Savings & Loans - 1.88%			$2,304,586; 0.00% - 5.25%; dated 05/01/13 -
Danvers Bancorp Inc	18,200	273	04/15/42)
Dime Community Bancshares Inc	21,510	314	Investment in Joint Trading Account; Credit Suisse	2,181	2,181
ESSA Bancorp Inc	17,603	223	Repurchase Agreement; 0.21% dated
Investors Bancorp Inc (a)	49,130	589	10/29/10 maturing 11/01/10 (collateralized by
Northwest Bancshares Inc	85,920	974	US Treasury Note; $2,224,826; 1.13%; dated
OceanFirst Financial Corp	23,130	276	01/15/12)
Oritani Financial Corp	31,290	332	Investment in Joint Trading Account; Deutsche	2,072	2,072
Provident Financial Services Inc	52,500	664	Bank Repurchase Agreement; 0.21% dated
United Financial Bancorp Inc	23,320	316	10/29/10 maturing 11/01/10 (collateralized by
	$ 3,961		Sovereign Agency Issues; $2,113,584; 0.38%
Semiconductors - 3.35%			- 3.75%; dated 12/06/10 - 01/29/15)
Cabot Microelectronics Corp (a)	21,650	837	Investment in Joint Trading Account; Morgan	1,418	1,418
Diodes Inc (a)	50,240	1,104	Stanley Repurchase Agreement; 0.20% dated
Entegris Inc (a)	218,820	1,309	10/29/10 maturing 11/01/10 (collateralized by
Hittite Microwave Corp (a)	21,990	1,136	Sovereign Agency Issues; $1,446,137; 1.88%
IXYS Corp (a)	50,130	513	- 6.13%; dated 01/09/12 - 02/21/13)
Lattice Semiconductor Corp (a)	130,860	636			$ 7,931
Micrel Inc	35,150	419	TOTAL REPURCHASE AGREEMENTS		$ 7,931
Microsemi Corp (a)	38,660	773
			Total Investments		$ 211,424
Standard Microsystems Corp (a)	13,920	336
			Liabilities in Excess of Other Assets, Net - (0.13)%		$ (283)
	$ 7,063		TOTAL NET ASSETS - 100.00%		$ 211,141
Software - 4.57%
ACI Worldwide Inc (a)	24,640	600
Acxiom Corp (a)	67,640	1,187	(a) Non-Income Producing Security
Blackbaud Inc	32,930	836
CSG Systems International Inc (a)	28,280	550
Digi International Inc (a)	30,450	294
Mantech International Corp (a)	15,070	591	Unrealized Appreciation (Depreciation)
MicroStrategy Inc (a)	12,220	1,107	The net federal income tax unrealized appreciation (depreciation) and federal tax
Omnicell Inc (a)	27,560	385	cost of investments held as of the period end were as follows:
Quest Software Inc (a)	51,950	1,360
SS&C Technologies Holdings Inc (a)	18,070	313	Unrealized Appreciation		$ 41,691
SYNNEX Corp (a)	37,620	1,092	Unrealized Depreciation		(5,654)
Taleo Corp (a)	46,700	1,340	Net Unrealized Appreciation (Depreciation)		$ 36,037
			Cost for federal income tax purposes		$ 175,387
	$ 9,655		All dollar amounts are shown in thousands (000's)
Telecommunications - 4.67%
Anaren Inc (a)	18,870	316
Arris Group Inc (a)	84,061	783

See accompanying notes

428

Schedule of Investments
SmallCap Blend Fund
October 31, 2010

Portfolio Summary (unaudited)
Sector		Percent
Financial		23 .39%
Consumer, Non-cyclical		18 .06%
Industrial		15 .99%
Consumer, Cyclical		13 .17%
Technology		9 .78%
Communications		7 .24%
Energy		4 .78%
Basic Materials		4 .56%
Utilities		3 .16%
Liabilities in Excess of Other Assets, Net		(0 .13)%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2010	Long	33	$ 2,142	$ 2,317	$ 175
$ 175

All dollar amounts are shown in thousands (000's)

See accompanying notes

429

Schedule of Investments
SmallCap Growth Fund
October 31, 2010

COMMON STOCKS - 96.68%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Aerospace & Defense - 2.32%			Distribution & Wholesale - 0.51%
Esterline Technologies Corp (a)	34,554 $	2,088	Brightpoint Inc (a)	170,650 $	1,278
HEICO Corp	61,300	3,052
Teledyne Technologies Inc (a)	17,105	711	Diversified Financial Services - 0.25%
	$ 5,851		Netspend Holdings Inc (a)	45,901	630
Apparel - 2.66%
Deckers Outdoor Corp (a)	18,000	1,046	Electronics - 5.07%
Perry Ellis International Inc (a)	32,197	724	Benchmark Electronics Inc (a)	74,900	1,231
Steven Madden Ltd (a)	56,920	2,408	Checkpoint Systems Inc (a)	89,000	1,958
Warnaco Group Inc/The (a)	48,057	2,552	CTS Corp	107,561	1,092
	$ 6,730		Daktronics Inc	41,040	448
			FEI Co (a)	28,000	609
Automobile Parts & Equipment - 0.83%
Tenneco Inc (a)	64,300	2,098	II-VI Inc (a)	59,800	2,353
			Keithley Instruments Inc	16,870	364
			Rofin-Sinar Technologies Inc (a)	75,529	2,109
Banks - 0.74%
Signature Bank/New York NY (a)	44,400	1,875	Woodward Governor Co	84,300	2,642
				$ 12,806
Biotechnology - 4.67%			Engineering & Contruction - 0.45%
Acorda Therapeutics Inc (a)	48,200	1,303	Exponent Inc (a)	35,319	1,127
Ariad Pharmaceuticals Inc (a)	211,300	778
Arqule Inc (a)	155,350	857	Entertainment - 0.47%
Bio-Rad Laboratories Inc (a)	11,196	1,015	National CineMedia Inc	64,000	1,185
Celldex Therapeutics Inc (a)	106,000	472
Cubist Pharmaceuticals Inc (a)	52,599	1,224	Environmental Control - 0.95%
Cytokinetics Inc (a)	196,322	518	Tetra Tech Inc (a)	114,014	2,401
Exelixis Inc (a)	219,520	979
Human Genome Sciences Inc (a)	34,636	931	Hand & Machine Tools - 0.54%
Incyte Corp (a)	109,163	1,819	Franklin Electric Co Inc	37,500	1,354
Ligand Pharmaceuticals Inc (a)	297,907	483
Momenta Pharmaceuticals Inc (a)	56,000	936	Healthcare - Products - 3.85%
Vical Inc (a)	177,743	384	American Medical Systems Holdings Inc (a)	46,640	942
XOMA Ltd (a)	45,047	104	Bruker BioSciences Corp (a)	82,100	1,231
	$ 11,803		Cooper Cos Inc/The	21,100	1,041
			Exactech Inc (a)	11,809	192
Chemicals - 2.88%
Arch Chemicals Inc	57,600	2,045	Haemonetics Corp (a)	28,200	1,541
NewMarket Corp	21,100	2,501	Integra LifeSciences Holdings Corp (a)	55,100	2,370
PolyOne Corp (a)	75,400	974	Merit Medical Systems Inc (a)	50,580	800
Stepan Co	26,000	1,754	Orthofix International NV (a)	57,460	1,610
	$ 7,274			$ 9,727
Commercial Services - 7.88%			Healthcare - Services - 3.18%
ABM Industries Inc	51,600	1,164	Amedisys Inc (a)	51,692	1,316
Advance America Cash Advance Centers Inc	209,200	1,044	AMERIGROUP Corp (a)	46,300	1,932
American Public Education Inc (a)	40,110	1,121	Gentiva Health Services Inc (a)	47,793	1,113
Corporate Executive Board Co	16,200	506	Healthsouth Corp (a)	134,995	2,442
Emergency Medical Services Corp (a)	33,790	1,837	ICON PLC ADR(a)	63,260	1,224
Grand Canyon Education Inc (a)	45,018	847		$ 8,027
Healthcare Services Group Inc	62,330	1,498	Home Furnishings - 0.83%
ICF International Inc (a)	47,333	1,213	Tempur-Pedic International Inc (a)	60,870	2,100
Kenexa Corp (a)	62,633	1,146
Kforce Inc (a)	64,100	962	Internet - 2.99%
Providence Service Corp/The (a)	61,600	1,012	Ancestry.com Inc (a)	50,529	1,348
Sotheby's	73,000	3,200	comScore Inc (a)	87,400	2,055
Steiner Leisure Ltd (a)	31,033	1,203	Liquidity Services Inc (a)	44,700	715
TeleTech Holdings Inc (a)	49,100	745	TIBCO Software Inc (a)	178,900	3,438
Valassis Communications Inc (a)	73,300	2,419		$ 7,556
	$ 19,917		Iron & Steel - 0.21%
Computers - 3.07%			Schnitzer Steel Industries Inc	10,300	532
Fortinet Inc (a)	58,000	1,740
Insight Enterprises Inc (a)	119,000	1,799	Leisure Products & Services - 1.27%
Manhattan Associates Inc (a)	62,500	1,924	Polaris Industries Inc	45,300	3,220
Synaptics Inc (a)	16,200	436
Syntel Inc	38,000	1,857	Machinery - Diversified - 2.41%
	$ 7,756		Altra Holdings Inc (a)	78,400	1,160
Consumer Products - 0.67%			Applied Industrial Technologies Inc	80,470	2,447
Tupperware Brands Corp	37,600	1,685	Middleby Corp (a)	22,447	1,676
			NACCO Industries Inc	8,000	794
Cosmetics & Personal Care - 0.13%				$ 6,077
Inter Parfums Inc	19,300	338	Media - 0.22%
			Journal Communications Inc (a)	120,000	553

See accompanying notes

430

Schedule of Investments
SmallCap Growth Fund
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Metal Fabrication & Hardware - 0.58%			Semiconductors (continued)
RBC Bearings Inc (a)	44,100 $	1,469	Diodes Inc (a)	114,800 $	2,523
			Entegris Inc (a)	184,000	1,100
Mining - 0.85%			GT Solar International Inc (a)	58,300	480
Hecla Mining Co (a)	311,300	2,145	Hittite Microwave Corp (a)	47,840	2,472
			Lattice Semiconductor Corp (a)	429,000	2,085
Miscellaneous Manufacturing - 2.51%			Micrel Inc	196,000	2,334
Actuant Corp	54,500	1,225	Microsemi Corp (a)	64,641	1,293
AO Smith Corp	43,700	2,448	Standard Microsystems Corp (a)	25,467	615
Colfax Corp (a)	28,600	459	TriQuint Semiconductor Inc (a)	173,300	1,785
Koppers Holdings Inc	79,184	2,208			$ 15,703
	$ 6,340		Software - 8.27%
Oil & Gas - 1.16%			ACI Worldwide Inc (a)	71,420	1,740
Callon Petroleum Co (a)	216,900	1,069	Acxiom Corp (a)	146,700	2,575
Clayton Williams Energy Inc (a)	10,900	651	Blackbaud Inc	83,900	2,130
Gulfport Energy Corp (a)	43,000	717	CSG Systems International Inc (a)	54,100	1,052
Petroquest Energy Inc (a)	88,000	491	Digi International Inc (a)	62,000	599
	$ 2,928		Medidata Solutions Inc (a)	34,800	648
Oil & Gas Services - 2.38%			MicroStrategy Inc (a)	24,990	2,265
CARBO Ceramics Inc	14,500	1,215	Omnicell Inc (a)	55,000	768
Dril-Quip Inc (a)	23,000	1,589	Progress Software Corp (a)	52,000	1,943
Lufkin Industries Inc	26,900	1,314	Quest Software Inc (a)	100,290	2,625
RPC Inc	61,600	1,356	SS&C Technologies Holdings Inc (a)	50,300	870
Superior Energy Services Inc (a)	20,000	552	Taleo Corp (a)	81,100	2,327
	$ 6,026		VeriFone Systems Inc (a)	40,100	1,357
Packaging & Containers - 0.35%					$ 20,899
Rock-Tenn Co	15,380	874	Telecommunications - 6.20%
			Anaren Inc (a)	32,172	538
Pharmaceuticals - 4.81%			Arris Group Inc (a)	108,500	1,010
Array BioPharma Inc (a)	242,800	787	Consolidated Communications Holdings Inc	35,000	648
Catalyst Health Solutions Inc (a)	57,456	2,175	InterDigital Inc	80,510	2,703
Cornerstone Therapeutics Inc (a)	70,782	443	IPG Photonics Corp (a)	23,000	517
Herbalife Ltd	39,160	2,501	LogMeIn Inc (a)	36,207	1,439
Idenix Pharmaceuticals Inc (a)	107,000	463	PAETEC Holding Corp (a)	209,200	883
Impax Laboratories Inc (a)	58,900	1,110	Plantronics Inc	79,300	2,845
Keryx Biopharmaceuticals Inc (a)	141,000	727	Premiere Global Services Inc (a)	136,446	932
Orexigen Therapeutics Inc (a)	209,854	1,110	RF Micro Devices Inc (a)	279,000	2,034
Pharmasset Inc (a)	33,200	1,245	Syniverse Holdings Inc (a)	69,270	2,112
Targacept Inc (a)	34,100	844			$ 15,661
XenoPort Inc (a)	97,259	754	Transportation - 2.20%
	$ 12,159		Celadon Group Inc (a)	86,100	1,117
REITS - 2.10%			Heartland Express Inc	133,200	1,986
DuPont Fabros Technology Inc	41,000	1,029	HUB Group Inc (a)	75,500	2,451
PS Business Parks Inc	9,600	569			$ 5,554
Saul Centers Inc	39,100	1,669	Trucking & Leasing - 0.25%
Washington Real Estate Investment Trust	63,400	2,031	TAL International Group Inc	22,300	625
	$ 5,298
Retail - 9.44%			TOTAL COMMON STOCKS		$ 244,222
Bravo Brio Restaurant Group Inc (a)	81,000	1,458		Maturity
Cato Corp/The	69,800	1,846		Amount
Childrens Place Retail Stores Inc/The (a)	12,200	538	REPURCHASE AGREEMENTS - 3.41%	(000's)	Value (000's)
Coinstar Inc (a)	58,150	3,348	Banks - 3.41%
DineEquity Inc (a)	19,490	866	Investment in Joint Trading Account; Bank of	$ 2,455	$ 2,455
Dress Barn Inc (a)	63,100	1,448	America Repurchase Agreement; 0.22%
DSW Inc (a)	20,348	677	dated 10/29/10 maturing 11/01/10
Finish Line Inc/The	152,270	2,330	(collateralized by Sovereign Agency Issues;
First Cash Financial Services Inc (a)	76,700	2,230	$2,503,957; 0.00% - 5.25%; dated 05/01/13 -
Jo-Ann Stores Inc (a)	52,400	2,266	04/15/42)
PF Chang's China Bistro Inc	31,840	1,462	Investment in Joint Trading Account; Credit Suisse	2,370	2,370
Pier 1 Imports Inc (a)	80,000	694	Repurchase Agreement; 0.21% dated
Ruth's Hospitality Group Inc (a)	43,320	198	10/29/10 maturing 11/01/10 (collateralized by
Texas Roadhouse Inc (a)	151,650	2,329	US Treasury Note; $2,417,296; 1.13%; dated
Vera Bradley Inc (a)	32,200	881	01/15/12)
World Fuel Services Corp	45,100	1,273	Investment in Joint Trading Account; Deutsche	2,251	2,251
	$ 23,844		Bank Repurchase Agreement; 0.21% dated
Savings & Loans - 0.31%			10/29/10 maturing 11/01/10 (collateralized by
Investors Bancorp Inc (a)	66,400	797	Sovereign Agency Issues; $2,296,431; 0.38%
			- 3.75%; dated 12/06/10 - 01/29/15)
Semiconductors - 6.22%
Amkor Technology Inc (a)	49,000	353
Cabot Microelectronics Corp (a)	17,152	663

See accompanying notes

431

Schedule of Investments
SmallCap Growth Fund
October 31, 2010

Maturity
Amount
REPURCHASE AGREEMENTS (continued)	(000's)	Value (000's)
Banks (continued)
Investment in Joint Trading Account; Morgan	$ 1,540	$ 1,541
Stanley Repurchase Agreement; 0.20% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $1,571,243; 1.88%
- 6.13%; dated 01/09/12 - 02/21/13)
$ 8,617
TOTAL REPURCHASE AGREEMENTS		$ 8,617
Total Investments		$ 252,839
Liabilities in Excess of Other Assets, Net - (0.09)%		$ (227)
TOTAL NET ASSETS - 100.00%		$ 252,612

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 48,238
Unrealized Depreciation		(6,713)
Net Unrealized Appreciation (Depreciation)		$ 41,525
Cost for federal income tax purposes		$ 211,314
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		25 .19%
Industrial		17 .63%
Technology		17 .56%
Consumer, Cyclical		16 .01%
Communications		9 .41%
Financial		6 .81%
Basic Materials		3 .94%
Energy		3 .54%
Liabilities in Excess of Other Assets, Net		(0 .09)%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2010	Long	37	$ 2,402	$ 2,598	$ 196
$ 196

All dollar amounts are shown in thousands (000's)

See accompanying notes

432

Schedule of Investments
SmallCap Growth Fund I
October 31, 2010

COMMON STOCKS - 92.11%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.52%			Beverages (continued)
APAC Customer Services Inc (a)	10,036 $	61	Coca-Cola Bottling Co Consolidated	1,294 $	69
Harte-Hanks Inc	7,433	90	Green Mountain Coffee Roasters Inc (a)	166,492	5,493
Lamar Advertising Co (a)	116,793	3,970	Peet's Coffee & Tea Inc (a)	2,338	89
	$ 4,121			$ 5,772
Aerospace & Defense - 0.95%			Biotechnology - 2.89%
Aerovironment Inc (a)	2,819	66	Acorda Therapeutics Inc (a)	7,554	204
Astronics Corp (a)	2,748	57	Affymax Inc (a)	6,039	31
BE Aerospace Inc (a)	87,729	3,225	Alexion Pharmaceuticals Inc (a)	48,208	3,293
Cubic Corp	2,131	93	Alnylam Pharmaceuticals Inc (a)	7,073	93
GenCorp Inc (a)	1,116	6	AMAG Pharmaceuticals Inc (a)	4,099	65
HEICO Corp	34,474	1,716	Arena Pharmaceuticals Inc (a)	33,870	56
Kaman Corp	4,376	118	Ariad Pharmaceuticals Inc (a)	21,493	79
National Presto Industries Inc	931	104	Arqule Inc (a)	162,104	894
Teledyne Technologies Inc (a)	1,952	81	BioCryst Pharmaceuticals Inc (a)	8,767	43
TransDigm Group Inc (a)	31,859	2,111	Celera Corp (a)	1,952	11
	$ 7,577		Chelsea Therapeutics International Ltd (a)	9,943	51
Agriculture - 0.02%			Cubist Pharmaceuticals Inc (a)	11,340	264
Cadiz Inc (a)	4,092	45	Cytokinetics Inc (a)	13,490	36
Vector Group Ltd	4,975	93	Emergent Biosolutions Inc (a)	5,597	101
	$ 138		Enzo Biochem Inc (a)	8,734	38
			Enzon Pharmaceuticals Inc (a)	9,310	105
Airlines - 0.02%
Alaska Air Group Inc (a)	634	33	Exact Sciences Corp (a)	11,208	77
Allegiant Travel Co	3,003	141	Geron Corp (a)	16,353	91
Hawaiian Holdings Inc (a)	3,624	27	Halozyme Therapeutics Inc (a)	13,936	102
	$ 201		Human Genome Sciences Inc (a)	38,063	1,023
Apparel - 1.21%			Immunogen Inc (a)	11,550	95
Carter's Inc (a)	11,429	285	Immunomedics Inc (a)	20,121	79
CROCS Inc (a)	128,786	1,794	Incyte Corp (a)	116,677	1,944
Deckers Outdoor Corp (a)	7,527	437	InterMune Inc (a)	7,778	102
G-III Apparel Group Ltd (a)	2,973	79	Medicines Co/The (a)	5,724	73
Lacrosse Footwear Inc	1,384	20	Micromet Inc (a)	13,986	105
Maidenform Brands Inc (a)	4,497	120	Momenta Pharmaceuticals Inc (a)	49,043	819
Oxford Industries Inc	4,358	100	Myriad Genetics Inc (a)	70,200	1,399
RG Barry Corp	2,508	26	NPS Pharmaceuticals Inc (a)	12,990	81
Skechers U.S.A. Inc (a)	6,690	130	NuPathe Inc (a)	913	6
Steven Madden Ltd (a)	86,046	3,640	Omeros Corp (a)	5,912	47
Timberland Co/The (a)	5,737	120	PDL BioPharma Inc	27,128	142
True Religion Apparel Inc (a)	4,930	101	Protalix BioTherapeutics Inc (a)	109,384	1,057
Under Armour Inc (a)	40,897	1,909	Regeneron Pharmaceuticals Inc (a)	29,432	768
Volcom Inc (a)	5,742	99	Seattle Genetics Inc (a)	122,365	2,005
Warnaco Group Inc/The (a)	8,549	454	Sequenom Inc (a)	14,571	93
			SuperGen Inc (a)	1,116	3
Weyco Group Inc	1,068	27	Transcept Pharmaceuticals Inc (a)	1,262	8
Wolverine World Wide Inc	9,623	280	United Therapeutics Corp (a)	125,595	7,536
	$ 9,621		Vical Inc (a)	17,060	37
Automobile Parts & Equipment - 0.31%
American Axle & Manufacturing Holdings Inc (a)	11,643	108		$ 23,056
Amerigon Inc (a)	6,428	69	Building Materials - 0.92%
ArvinMeritor Inc (a)	16,036	266	AAON Inc	3,844	94
Cooper Tire & Corp Rubber Co	12,103	237	Drew Industries Inc (a)	2,045	43
Dana Holding (a)	21,789	308	Interline Brands Inc (a)	172,040	3,456
Dorman Products Inc (a)	3,572	130	Quanex Building Products Corp	2,324	42
Fuel Systems Solutions Inc (a)	2,625	108	Simpson Manufacturing Co Inc	136,050	3,616
Tenneco Inc (a)	11,590	378	Trex Co Inc (a)	4,598	83
Westport Innovations Inc (a)	47,306	857		$ 7,334
	$ 2,461		Chemicals - 1.78%
Banks - 0.71%			Arch Chemicals Inc	2,694	96
Arrow Financial Corp	191	5	Balchem Corp	5,506	168
			Ferro Corp (a)	197,167	2,705
Bank of the Ozarks Inc	528	20
Bridge Bancorp Inc	651	15	Hawkins Inc	2,273	82
Cass Information Systems Inc	2,651	92	Innophos Holdings Inc	1,579	58
First Financial Bankshares Inc	1,741	82	KMG Chemicals Inc	1,579	22
			Kraton Performance Polymers Inc (a)	3,011	98
Iberiabank Corp	45,100	2,347
Signature Bank/New York NY (a)	69,878	2,952	Kronos Worldwide Inc	28,200	1,141
Suffolk Bancorp	820	21	Minerals Technologies Inc	464	27
SY Bancorp Inc	558	14	NewMarket Corp	2,044	242
Trustco Bank Corp NY	1,208	6	Olin Corp	7,825	156
			Omnova Solutions Inc (a)	14,083	112
Westamerica Bancorporation	2,471	124	PolyOne Corp (a)	12,915	167
	$ 5,678
			Quaker Chemical Corp	2,568	94
Beverages - 0.72%			Rockwood Holdings Inc (a)	58,850	1,996
Boston Beer Co Inc (a)	1,691	121
			Solutia Inc (a)	243,140	4,403

See accompanying notes

433

Schedule of Investments
SmallCap Growth Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Chemicals (continued)			Commercial Services (continued)
Stepan Co	1,523 $	103	Navigant Consulting Inc (a)	3,439 $	31
Westlake Chemical Corp	73,100	2,336	On Assignment Inc (a)	1,066	6
WR Grace & Co (a)	3,623	116	Parexel International Corp (a)	11,334	244
Zep Inc	4,514	82	PDI Inc (a)	2,137	19
	$ 14,204		Pre-Paid Legal Services Inc (a)	1,394	84
Coal - 0.02%			Prospect Medical Holdings Inc (a)	1,336	11
Cloud Peak Energy Inc (a)	1,859	32	Providence Service Corp/The (a)	4,078	67
Hallador Energy Co	1,082	14	Resources Connection Inc	8,023	130
James River Coal Co (a)	4,275	74	Rollins Inc	8,481	221
L&L Energy Inc (a)	5,544	45	Rural/Metro Corp (a)	5,575	48
	$ 165		Sotheby's	144,762	6,346
			Standard Parking Corp (a)	4,892	84
Commercial Services - 6.56%
ABM Industries Inc	4,438	100	Steiner Leisure Ltd (a)	2,880	112
Accretive Health Inc (a)	3,523	38	Strayer Education Inc	19,222	2,688
Administaff Inc	3,724	98	SuccessFactors Inc (a)	304,343	8,254
Advance America Cash Advance Centers Inc	1,952	10	Team Health Holdings Inc (a)	4,835	64
Advisory Board Co/The (a)	2,646	124	Team Inc (a)	372	7
American Public Education Inc (a)	84,371	2,359	TeleTech Holdings Inc (a)	5,612	85
American Reprographics Co (a)	1,487	11	TNS Inc (a)	5,205	100
AMN Healthcare Services Inc (a)	4,275	23	TrueBlue Inc (a)	330,982	4,650
Arbitron Inc	5,165	131	Universal Technical Institute Inc	4,074	79
Avis Budget Group Inc (a)	17,501	203	Valassis Communications Inc (a)	9,570	316
Barrett Business Services Inc	1,682	26	Wright Express Corp (a)	7,734	292
Bridgepoint Education Inc (a)	6,148	88		$ 52,316
Capella Education Co (a)	3,252	178	Computers - 5.08%
Cardtronics Inc (a)	5,161	87	3D Systems Corp (a)	5,743	148
CBIZ Inc (a)	7,062	42	CACI International Inc (a)	642	32
Cenveo Inc (a)	17,357	95	Cadence Design Systems Inc (a)	281,600	2,385
Chemed Corp	4,455	263	Camelot Information Systems Inc ADR(a)	86,284	1,383
Consolidated Graphics Inc (a)	1,858	86	Compellent Technologies Inc (a)	110,391	2,789
Corinthian Colleges Inc (a)	16,433	86	Computer Task Group Inc (a)	3,150	25
Corporate Executive Board Co	6,906	216	Digimarc Corp (a)	2,045	56
Corvel Corp (a)	2,173	97	Fortinet Inc (a)	173,621	5,209
CoStar Group Inc (a)	3,540	176	iGate Corp	72,654	1,485
CPI Corp	1,563	38	Insight Enterprises Inc (a)	3,159	48
Deluxe Corp	9,570	196	Isilon Systems Inc (a)	48,939	1,393
Diamond Management & Technology Consultants	7,330	91	Jack Henry & Associates Inc	16,824	457
Inc			Keyw Holding Corp/The (a)	177,131	2,250
Dollar Financial Corp (a)	4,720	118	LivePerson Inc (a)	77,953	722
Dollar Thrifty Automotive Group Inc (a)	5,686	264	Magma Design Automation Inc (a)	18,775	81
Emergency Medical Services Corp (a)	88,031	4,787	Manhattan Associates Inc (a)	4,458	137
ExlService Holdings Inc (a)	4,792	91	Maxwell Technologies Inc (a)	4,520	73
Forrester Research Inc (a)	2,799	93	Mentor Graphics Corp (a)	7,712	83
Genpact Ltd (a)	83,763	1,332	Mercury Computer Systems Inc (a)	809	13
Geo Group Inc/The (a)	5,672	145	MICROS Systems Inc (a)	93,937	4,264
Global Cash Access Holdings Inc (a)	13,189	48	MTS Systems Corp	3,252	107
Global Payments Inc	75,412	2,938	NCI Inc (a)	2,005	37
Grand Canyon Education Inc (a)	6,081	114	Netezza Corp (a)	8,719	235
Great Lakes Dredge & Dock Corp	6,040	37	Netscout Systems Inc (a)	6,002	141
Green Dot Corp (a)	47,339	2,405	Quantum Corp (a)	40,511	137
Healthcare Services Group Inc	7,490	180	Radiant Systems Inc (a)	351,487	6,856
Heartland Payment Systems Inc	6,319	90	Radisys Corp (a)	5,111	50
Hill International Inc (a)	1,931	10	RealD Inc (a)	146,970	3,075
HMS Holdings Corp (a)	75,160	4,517	Riverbed Technology Inc (a)	101,253	5,827
Huron Consulting Group Inc (a)	2,096	42	SMART Modular Technologies WWH Inc (a)	9,199	68
ICF International Inc (a)	1,766	45	Spansion Inc (a)	3,809	67
K12 Inc (a)	92,170	2,573	SRA International Inc (a)	1,033	21
Kelly Services Inc (a)	841	12	STEC Inc (a)	8,267	129
Kendle International Inc (a)	273	2	Stratasys Inc (a)	3,604	113
Kenexa Corp (a)	3,866	71	Super Micro Computer Inc (a)	7,266	81
Kforce Inc (a)	73,286	1,100	SYKES Enterprises Inc (a)	1,394	23
Korn/Ferry International (a)	826	15	Synaptics Inc (a)	6,876	185
Landauer Inc	1,832	112	Syntel Inc	2,650	129
Learning Tree International Inc	1,939	19	Unisys Corp (a)	2,951	68
Lincoln Educational Services Corp	4,889	61	Xyratex Ltd (a)	5,946	92
MAXIMUS Inc	3,428	208		$ 40,474
Medifast Inc (a)	4,259	102	Consumer Products - 0.03%
Monro Muffler Brake Inc	40,895	1,952	American Greetings Corp	729	14
Multi-Color Corp	186	3	Blyth Inc	486	20
National American University Holdings Inc	2,299	16	Ennis Inc	1,579	28
National Research Corp	511	14	Kid Brands Inc (a)	776	8

See accompanying notes

434

Schedule of Investments
SmallCap Growth Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Consumer Products (continued)			Electronics (continued)
Oil-Dri Corp of America	285 $	6	Checkpoint Systems Inc (a)	4,919 $	108
Summer Infant Inc (a)	3,177	25	Coherent Inc (a)	3,438	144
WD-40 Co	2,973	110	CTS Corp	2,880	29
	$ 211		Cymer Inc (a)	2,175	80
Cosmetics & Personal Care - 0.20%			Daktronics Inc	1,952	21
Elizabeth Arden Inc (a)	72,531	1,483	DDi Corp	3,902	40
Inter Parfums Inc	4,511	79	Dionex Corp (a)	12,341	1,101
Revlon Inc (a)	1,653	19	Electro Scientific Industries Inc (a)	803	9
	$ 1,581		FARO Technologies Inc (a)	3,276	79
			FEI Co (a)	3,067	67
Distribution & Wholesale - 0.95%
Beacon Roofing Supply Inc (a)	9,275	137	II-VI Inc (a)	5,017	197
BMP Sunstone Corp (a)	1,616	16	Keithley Instruments Inc	3,543	77
Brightpoint Inc (a)	13,845	104	LaBarge Inc (a)	3,027	38
Chindex International Inc (a)	1,716	23	Methode Electronics Inc	6,318	59
Core-Mark Holding Co Inc (a)	453	15	Multi-Fineline Electronix Inc (a)	3,028	74
LKQ Corp (a)	188,643	4,101	Newport Corp (a)	3,252	47
MWI Veterinary Supply Inc (a)	2,384	136	NVE Corp (a)	1,483	71
Owens & Minor Inc	9,713	277	OSI Systems Inc (a)	42,016	1,513
Pool Corp	9,612	194	Park Electrochemical Corp	4,016	108
School Specialty Inc (a)	2,038	27	Plexus Corp (a)	8,192	249
Titan Machinery Inc (a)	104,996	2,041	Rofin-Sinar Technologies Inc (a)	3,922	110
United Stationers Inc (a)	3,066	172	Rogers Corp (a)	1,590	57
Watsco Inc	5,501	308	Sanmina-SCI Corp (a)	16,137	213
	$ 7,551		Sensata Technologies Holding NV (a)	140,548	3,254
Diversified Financial Services - 1.87%			Spectrum Control Inc (a)	1,393	21
Affiliated Managers Group Inc (a)	39,814	3,409	SRS Labs Inc (a)	3,438	30
Artio Global Investors Inc	4,181	65	Technitrol Inc	12,079	56
BGC Partners Inc	11,047	77	Trimble Navigation Ltd (a)	20,855	747
Cohen & Steers Inc	47,119	1,181	TTM Technologies Inc (a)	5,482	58
Credit Acceptance Corp (a)	1,705	100	Viasystems Group Inc (a)	927	15
Encore Capital Group Inc (a)	2,787	57	Watts Water Technologies Inc	836	29
Epoch Holding Corp	3,832	51	Woodward Governor Co	12,172	382
			Zygo Corp (a)	842	9
Evercore Partners Inc - Class A	2,787	85
GAMCO Investors Inc	1,301	56		$ 9,511
Greenhill & Co Inc	38,549	2,994	Energy - Alternate Sources - 0.01%
KBW Inc	107,916	2,730	Clean Energy Fuels Corp (a)	6,852	99
MarketAxess Holdings Inc	5,355	97
Nelnet Inc	651	15	Engineering & Contruction - 0.05%
optionsXpress Holdings Inc (a)	8,183	131	Argan Inc (a)	372	3
Portfolio Recovery Associates Inc (a)	3,288	220	Exponent Inc (a)	2,580	82
Pzena Investment Management Inc	2,276	15	Insituform Technologies Inc (a)	6,690	145
Stifel Financial Corp (a)	73,200	3,469	Michael Baker Corp (a)	288	9
Virtus Investment Partners Inc (a)	1,417	52	Mistras Group Inc (a)	4,551	49
World Acceptance Corp (a)	2,573	111	Orion Marine Group Inc (a)	4,598	58
	$ 14,915		VSE Corp	671	24
Electric - 0.01%				$ 370
Ameresco Inc (a)	1,407	18	Entertainment - 0.93%
EnerNOC Inc (a)	3,252	98	Great Wolf Resorts Inc (a)	501,460	1,183
	$ 116		National CineMedia Inc	332,601	6,160
			Shuffle Master Inc (a)	11,011	104
Electrical Components & Equipment - 0.94%
A123 Systems Inc (a)	12,079	117		$ 7,447
Advanced Battery Technologies Inc (a)	11,709	46	Environmental Control - 0.53%
American Superconductor Corp (a)	7,784	262	Calgon Carbon Corp (a)	9,385	141
AMETEK Inc	75,093	4,059	Clean Harbors Inc (a)	4,560	321
Belden Inc	8,001	223	Darling International Inc (a)	11,616	116
Coleman Cable Inc (a)	2,223	16	Mine Safety Appliances Co	3,253	92
EnerSys (a)	4,355	115	Tetra Tech Inc (a)	12,197	257
Generac Holdings Inc (a)	2,068	28	Waste Connections Inc	81,688	3,328
GrafTech International Ltd (a)	24,072	397		$ 4,255
Graham Corp	2,929	50	Food - 0.21%
Littelfuse Inc	3,716	158	Arden Group Inc	371	33
Power-One Inc (a)	14,490	151	B&G Foods Inc	8,322	102
Universal Display Corp (a)	75,233	1,883	Calavo Growers Inc	3,334	73
	$ 7,505		Cal-Maine Foods Inc	4,016	116
Electronics - 1.19%			Diamond Foods Inc	4,181	185
American Science & Engineering Inc	1,813	149	J&J Snack Foods Corp	2,544	109
Analogic Corp	1,800	82	Lancaster Colony Corp	3,866	193
Badger Meter Inc	2,960	123	Lance Inc	4,945	113
Ballantyne Strong Inc (a)	4,220	36	Pilgrim's Pride Corp (a)	6,225	38
Benchmark Electronics Inc (a)	1,750	29	Ruddick Corp	3,925	137
			Sanderson Farms Inc	3,960	166

See accompanying notes

435

Schedule of Investments
SmallCap Growth Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Food (continued)			Healthcare - Products (continued)
Tootsie Roll Industries Inc	4,163 $	109	Sirona Dental Systems Inc (a)	79,350 $	2,988
United Natural Foods Inc (a)	8,450	302	SonoSite Inc (a)	2,832	88
Village Super Market Inc	892	26	Spectranetics Corp (a)	9,913	47
	$ 1,702		STAAR Surgical Co (a)	10,221	54
Forest Products & Paper - 0.08%			Stereotaxis Inc (a)	9,527	38
Clearwater Paper Corp (a)	1,672	135	STERIS Corp	10,973	375
Deltic Timber Corp	1,830	85	Synovis Life Technologies Inc (a)	3,629	54
Neenah Paper Inc	2,137	33	TomoTherapy Inc (a)	5,121	20
Potlatch Corp	3,987	136	Vascular Solutions Inc (a)	4,986	54
Schweitzer-Mauduit International Inc	3,144	202	Vital Images Inc (a)	3,116	41
Xerium Technologies Inc (a)	1,931	25	Volcano Corp (a)	281,883	6,883
	$ 616		West Pharmaceutical Services Inc	6,319	225
			Wright Medical Group Inc (a)	7,425	99
Gas - 0.01%
South Jersey Industries Inc	1,579	80	Young Innovations Inc	617	17
			Zoll Medical Corp (a)	54,418	1,770
Hand & Machine Tools - 1.10%				$ 52,785
Baldor Electric Co	121,504	5,106	Healthcare - Services - 2.97%
Franklin Electric Co Inc	4,274	154	Air Methods Corp (a)	2,278	93
Lincoln Electric Holdings Inc	58,152	3,475	Alliance HealthCare Services Inc (a)	8,670	34
	$ 8,735		Allied Healthcare International Inc (a)	2,299	7
			Almost Family Inc (a)	2,526	87
Healthcare - Products - 6.62%
Abaxis Inc (a)	4,288	103	Amedisys Inc (a)	5,359	136
Accuray Inc (a)	15,520	102	America Service Group Inc	2,545	39
Affymetrix Inc (a)	2,138	10	American Dental Partners Inc (a)	274	3
Align Technology Inc (a)	173,091	2,948	AMERIGROUP Corp (a)	2,120	89
American Medical Systems Holdings Inc (a)	14,706	297	Bio-Reference Labs Inc (a)	4,653	100
ArthroCare Corp (a)	5,110	139	Centene Corp (a)	134,764	3,008
Atrion Corp	464	76	Continucare Corp (a)	7,749	35
Bruker BioSciences Corp (a)	14,103	211	Covance Inc (a)	135,125	6,350
Caliper Life Sciences Inc (a)	13,194	59	Ensign Group Inc/The	4,039	76
CardioNet Inc (a)	1,766	9	Genoptix Inc (a)	5,526	94
Cepheid Inc (a)	11,537	243	Gentiva Health Services Inc (a)	3,074	72
Cerus Corp (a)	11,471	38	Healthsouth Corp (a)	17,137	310
Conceptus Inc (a)	6,027	86	Healthspring Inc (a)	161,645	4,718
Cooper Cos Inc/The	48,200	2,378	IPC The Hospitalist Co Inc (a)	118,050	3,781
CryoLife Inc (a)	837	5	LHC Group Inc (a)	3,051	82
Cyberonics Inc (a)	5,395	148	Magellan Health Services Inc (a)	83,490	4,008
Delcath Systems Inc (a)	7,466	63	Metropolitan Health Networks Inc (a)	11,303	48
DexCom Inc (a)	201,415	2,770	Molina Healthcare Inc (a)	2,850	74
Endologix Inc (a)	14,878	82	Neostem Inc (a)	8,557	16
Exactech Inc (a)	1,798	29	Psychiatric Solutions Inc (a)	8,164	275
Genomic Health Inc (a)	4,426	63	RehabCare Group Inc (a)	1,301	29
Gen-Probe Inc (a)	76,438	3,702	Sunrise Senior Living Inc (a)	17,621	60
Haemonetics Corp (a)	4,879	267	US Physical Therapy Inc (a)	2,787	52
Hanger Orthopedic Group Inc (a)	3,902	73		$ 23,676
HeartWare International Inc (a)	1,815	124	Holding Companies - Diversified - 0.00%
Henry Schein Inc (a)	94,064	5,282	Compass Diversified Holdings	1,013	17
Hill-Rom Holdings Inc	99,300	3,848	Primoris Services Corp	742	6
ICU Medical Inc (a)	837	30		$ 23
IDEXX Laboratories Inc (a)	49,845	2,989	Home Furnishings - 1.59%
Immucor Inc (a)	120,686	2,100	DTS Inc/CA (a)	2,965	118
Insulet Corp (a)	7,795	124	Harman International Industries Inc (a)	100,411	3,369
Integra LifeSciences Holdings Corp (a)	3,953	170	Select Comfort Corp (a)	410,348	3,410
Invacare Corp	465	13	Tempur-Pedic International Inc (a)	161,282	5,564
IRIS International Inc (a)	5,526	51	TiVo Inc (a)	19,586	218
Kensey Nash Corp (a)	2,311	62	Universal Electronics Inc (a)	1,487	32
LCA-Vision Inc (a)	5,551	39		$ 12,711
Luminex Corp (a)	7,380	133	Insurance - 0.04%
MAKO Surgical Corp (a)	7,751	84	CNO Financial Group Inc (a)	5,389	29
Masimo Corp	85,958	2,593	eHealth Inc (a)	7,449	101
Meridian Bioscience Inc	7,890	181	First American Financial Corp	1,858	26
Merit Medical Systems Inc (a)	5,014	79	Life Partners Holdings Inc	2,265	42
Natus Medical Inc (a)	5,568	73	Tower Group Inc	3,439	84
NuVasive Inc (a)	171,669	4,498		$ 282
NxStage Medical Inc (a)	4,496	91
			Internet - 3.27%
Orthofix International NV (a)	3,590	101	AboveNet Inc (a)	4,396	250
Palomar Medical Technologies Inc (a)	3,157	33	Ancestry.com Inc (a)	3,623	97
PSS World Medical Inc (a)	11,101	262	Art Technology Group Inc (a)	30,820	129
Quidel Corp (a)	6,815	79	Blue Coat Systems Inc (a)	8,537	230
ResMed Inc (a)	95,920	3,057	Blue Nile Inc (a)	40,154	1,710
Rochester Medical Corp (a)	3,195	35

See accompanying notes

436

Schedule of Investments
SmallCap Growth Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Internet (continued)			Machinery - Diversified (continued)
Cogent Communications Group Inc (a)	7,897 $	86	Lindsay Corp	2,137 $	123
comScore Inc (a)	42,178	991	Middleby Corp (a)	16,983	1,268
Constant Contact Inc (a)	5,621	129	NACCO Industries Inc	1,022	102
DealerTrack Holdings Inc (a)	210,770	4,072	Nordson Corp	6,744	526
Dice Holdings Inc (a)	4,850	44	Sauer-Danfoss Inc (a)	3,648	81
eResearchTechnology Inc (a)	8,871	68	Tennant Co	3,890	131
Global Sources Ltd (a)	6,438	49	Twin Disc Inc	354	7
GSI Commerce Inc (a)	11,350	277		$ 14,895
Infospace Inc (a)	1,301	11	Media - 0.33%
Internet Brands Inc (a)	2,006	26	Acacia Research - Acacia Technologies (a)	5,779	154
Internet Capital Group Inc (a)	744	9	Belo Corp (a)	15,238	88
IntraLinks Holdings Inc (a)	104,200	2,279	DG FastChannel Inc (a)	5,139	121
j2 Global Communications Inc (a)	6,040	159	Dolan Co/The (a)	3,903	42
Lionbridge Technologies Inc (a)	18,057	90	Entercom Communications Corp (a)	5,761	48
Liquidity Services Inc (a)	4,724	76	Factset Research Systems Inc	22,885	2,009
LoopNet Inc (a)	5,727	60	Journal Communications Inc (a)	1,761	8
Mediamind Technologies Inc (a)	1,305	18	McClatchy Co/The (a)	17,469	48
NIC Inc	9,554	83	Primedia Inc	1,581	6
NutriSystem Inc	5,219	100	Sinclair Broadcast Group Inc (a)	1,040	8
Online Resources Corp (a)	2,877	15	World Wrestling Entertainment Inc	6,641	92
OpenTable Inc (a)	15,666	961		$ 2,624
Orbitz Worldwide Inc (a)	212,825	1,447
			Metal Fabrication & Hardware - 1.03%
QuinStreet Inc (a)	3,170	49	Ampco-Pittsburgh Corp	279	7
Rackspace Hosting Inc (a)	19,031	475	Hawk Corp (a)	1,486	74
Saba Software Inc (a)	8,489	51	Kaydon Corp	6,610	230
Sapient Corp	112,184	1,477	Mueller Industries Inc	1,486	44
Shutterfly Inc (a)	33,170	999	Mueller Water Products Inc - Class A	24,685	75
Sourcefire Inc (a)	5,478	129	RBC Bearings Inc (a)	86,896	2,895
Stamps.com Inc (a)	3,059	49	RTI International Metals Inc (a)	27,289	849
TeleCommunication Systems Inc (a)	5,483	30	Valmont Industries Inc	49,676	3,917
Terremark Worldwide Inc (a)	10,351	103	Worthington Industries Inc	7,096	109
TIBCO Software Inc (a)	287,441	5,525
Travelzoo Inc (a)	28,368	975		$ 8,200
			Mining - 0.33%
United Online Inc	5,482	34	Allied Nevada Gold Corp (a)	65,022	1,605
ValueClick Inc (a)	12,266	169
(a)			AMCOL International Corp	4,080	113
VASCO Data Security International Inc	6,610	53	Capital Gold Corp (a)	19,315	85
VirnetX Holding Corp	7,030	130	Globe Specialty Metals Inc	11,972	186
WebMD Health Corp (a)	42,000	2,196	Golden Star Resources Ltd (a)	50,349	263
Websense Inc (a)	8,485	171	Jaguar Mining Inc (a)	14,030	91
	$ 26,081		Noranda Aluminum Holding Corp (a)	3,627	36
Iron & Steel - 0.00%			Stillwater Mining Co (a)	8,683	154
Shiloh Industries Inc (a)	811	8	United States Lime & Minerals Inc (a)	766	31
			US Gold Corp (a)	17,407	91
Leisure Products & Services - 1.09%				$ 2,655
Brunswick Corp/DE	15,146	240	Miscellaneous Manufacturing - 2.31%
Interval Leisure Group Inc (a)	7,634	110
Life Time Fitness Inc (a)	131,208	4,740	Actuant Corp	317,359	7,131
			Acuity Brands Inc	7,447	373
Polaris Industries Inc	50,397	3,582	AO Smith Corp	4,460	250
	$ 8,672		AZZ Inc	2,306	86
Lodging - 1.48%			Barnes Group Inc	8,548	156
Ameristar Casinos Inc	4,560	82	Blount International Inc (a)	9,477	142
Gaylord Entertainment Co (a)	161,340	5,379	Brink's Co/The	8,084	191
Home Inns & Hotels Management Inc ADR(a)	37,900	1,939	CLARCOR Inc	9,384	372
Orient-Express Hotels Ltd (a)	348,696	4,414	Colfax Corp (a)	4,752	76
	$ 11,814		Eastman Kodak Co (a)	45,110	213
Machinery - Construction & Mining - 0.55%			EnPro Industries Inc (a)	2,718	96
Bucyrus International Inc	64,653	4,407	Fabrinet (a)	2,155	30
			GP Strategies Corp (a)	1,321	11
Machinery - Diversified - 1.87%			Hexcel Corp (a)	328,704	5,841
Albany International Corp	1,486	30	John Bean Technologies Corp	5,575	95
Altra Holdings Inc (a)	5,296	79	Koppers Holdings Inc	4,088	114
Applied Industrial Technologies Inc	8,455	257	Matthews International Corp	5,929	196
Briggs & Stratton Corp	6,225	110	Metabolix Inc (a)	4,575	64
Cognex Corp	45,078	1,203	Park-Ohio Holdings Corp (a)	2,323	37
DXP Enterprises Inc (a)	2,415	46	Polypore International Inc (a)	73,767	2,454
Graco Inc	88,402	3,042	Raven Industries Inc	3,207	132
IDEX Corp	212,122	7,653	Standex International Corp	682	18
Intermec Inc (a)	9,173	107	STR Holdings Inc (a)	5,540	138
Intevac Inc (a)	2,508	25	Sturm Ruger & Co Inc	6,030	94
iRobot Corp (a)	4,126	86	Tredegar Corp	579	11
Kadant Inc (a)	983	19

See accompanying notes

437

Schedule of Investments
SmallCap Growth Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Miscellaneous Manufacturing (continued)			Pharmaceuticals (continued)
Trimas Corp (a)	4,461 $	71	Caraco Pharmaceutical Laboratories Ltd (a)	228 $	1
	$ 18,392		Catalyst Health Solutions Inc (a)	7,373	279
Office Furnishings - 0.57%			Clarient Inc (a)	16,698	83
Herman Miller Inc	11,387	219	Cytori Therapeutics Inc (a)	12,941	63
HNI Corp	9,013	222	Depomed Inc (a)	15,902	78
Interface Inc	277,127	3,988	Durect Corp (a)	27,379	73
Knoll Inc	9,570	145	Hi-Tech Pharmacal Co Inc (a)	2,846	62
	$ 4,574		Impax Laboratories Inc (a)	166,680	3,140
			Infinity Pharmaceuticals Inc (a)	3,244	18
Oil & Gas - 2.14%
Abraxas Petroleum Corp (a)	7,392	23	Inspire Pharmaceuticals Inc (a)	10,175	71
American Oil & Gas Inc (a)	9,720	84	Ironwood Pharmaceuticals Inc (a)	102,400	1,146
Apco Oil and Gas International Inc	2,812	104	Isis Pharmaceuticals Inc (a)	16,106	147
Brigham Exploration Co (a)	122,721	2,588	Jazz Pharmaceuticals Inc (a)	4,181	44
Cabot Oil & Gas Corp	94,316	2,733	Keryx Biopharmaceuticals Inc (a)	16,098	83
Callon Petroleum Co (a)	8,455	42	Lannett Co Inc (a)	990	5
Carrizo Oil & Gas Inc (a)	5,988	141	MannKind Corp (a)	11,379	73
Clayton Williams Energy Inc (a)	1,579	94	MAP Pharmaceuticals Inc (a)	109,232	1,663
Contango Oil & Gas Co (a)	1,487	78	Medivation Inc (a)	6,604	76
Contango Ore Inc (a),(b),(c)	149	—	Nabi Biopharmaceuticals (a)	13,273	65
Energy XXI Bermuda Ltd (a)	9,909	215	Nature's Sunshine Products Inc (a)	2,307	20
Gulfport Energy Corp (a)	5,294	88	Nektar Therapeutics (a)	128,295	1,869
Houston American Energy Corp	5,473	77	Neogen Corp (a)	4,387	147
Kodiak Oil & Gas Corp (a)	24,047	99	Neurocrine Biosciences Inc (a)	9,520	78
McMoRan Exploration Co (a)	14,223	240	NeurogesX Inc (a)	3,181	22
Northern Oil and Gas Inc (a)	8,590	169	Obagi Medical Products Inc (a)	5,320	61
Oasis Petroleum Inc (a)	55,808	1,187	Onyx Pharmaceuticals Inc (a)	10,541	283
Panhandle Oil and Gas Inc	2,251	56	Opko Health Inc (a)	26,892	74
Patterson-UTI Energy Inc	181,500	3,523	Osiris Therapeutics Inc (a)	5,002	37
Petroquest Energy Inc (a)	3,716	21	Pharmacyclics Inc (a)	13,687	84
RAM Energy Resources Inc (a)	15,446	22	Pharmasset Inc (a)	38,158	1,431
Rosetta Resources Inc (a)	37,592	899	PharMerica Corp (a)	3,439	35
SM Energy Co	69,470	2,895	POZEN Inc (a)	8,343	55
Stone Energy Corp (a)	911	14	Progenics Pharmaceuticals Inc (a)	6,373	30
TransAtlantic Petroleum Ltd (a)	24,530	75	Questcor Pharmaceuticals Inc (a)	10,408	128
Vaalco Energy Inc (a)	1,881	11	Rigel Pharmaceuticals Inc (a)	10,092	84
Venoco Inc (a)	1,348	21	Salix Pharmaceuticals Ltd (a)	145,761	5,514
W&T Offshore Inc	651	7	Santarus Inc (a)	15,972	50
Warren Resources Inc (a)	3,346	14	Savient Pharmaceuticals Inc (a)	13,108	163
Whiting Petroleum Corp (a)	15,787	1,586	Schiff Nutrition International Inc	996	8
	$ 17,106		Sciclone Pharmaceuticals Inc (a)	11,010	37
Oil & Gas Services - 2.87%			SIGA Technologies Inc (a)	5,354	71
CARBO Ceramics Inc	3,733	313	Somaxon Pharmaceuticals Inc (a)	8,936	25
Complete Production Services Inc (a)	205,156	4,807	SXC Health Solutions Corp (a)	145,820	5,681
Dresser-Rand Group Inc (a)	76,404	2,614	Synta Pharmaceuticals Corp (a)	7,038	26
Dril-Quip Inc (a)	99,698	6,889	Targacept Inc (a)	4,553	113
ION Geophysical Corp (a)	21,185	104	Theravance Inc (a)	10,690	218
Key Energy Services Inc (a)	2,137	21	USANA Health Sciences Inc (a)	1,930	85
Lufkin Industries Inc	5,790	283	Vivus Inc (a)	15,701	122
Matrix Service Co (a)	1,295	12	Zalicus Inc (a)	19,327	25
Newpark Resources Inc (a)	1,826	11		$ 25,445
Oceaneering International Inc (a)	122,526	7,580	Real Estate - 0.00%
OYO Geospace Corp (a)	1,195	72	HFF Inc (a)	3,530	35
RPC Inc	5,733	126
Tetra Technologies Inc (a)	2,416	24	REITS - 0.23%
	$ 22,856		Acadia Realty Trust	2,570	49
Packaging & Containers - 0.04%			Alexander's Inc	226	85
Graham Packaging Co Inc (a)	372	5	Associated Estates Realty Corp	5,484	76
Rock-Tenn Co	2,695	153	DuPont Fabros Technology Inc	4,794	120
Silgan Holdings Inc	5,196	175	EastGroup Properties Inc	2,324	94
	$ 333		Equity Lifestyle Properties Inc	3,347	191
Pharmaceuticals - 3.19%			Equity One Inc	1,486	28
Akorn Inc (a)	17,412	78	Getty Realty Corp	2,801	80
Alkermes Inc (a)	5,121	59	Home Properties Inc	2,415	132
Antares Pharma Inc (a)	20,721	30	LTC Properties Inc	1,440	40
Ardea Biosciences Inc (a)	53,517	1,141	Mid-America Apartment Communities Inc	3,896	238
Array BioPharma Inc (a)	15,610	51	National Health Investors Inc	1,951	90
Auxilium Pharmaceuticals Inc (a)	8,098	200	Omega Healthcare Investors Inc	3,498	81
AVI BioPharma Inc (a)	33,518	71	PS Business Parks Inc	1,169	69
Biodel Inc (a)	5,837	21	Saul Centers Inc	1,227	52
BioScrip Inc (a)	8,456	48	Tanger Factory Outlet Centers	4,504	216
			Universal Health Realty Income Trust	1,826	68

See accompanying notes

438

Schedule of Investments
SmallCap Growth Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
REITS (continued)			Retail (continued)
Urstadt Biddle Properties Inc	803 $	15	Talbots Inc (a)	10,221 $	100
Washington Real Estate Investment Trust	2,880	92	Texas Roadhouse Inc (a)	257,786	3,960
	$ 1,816		Tractor Supply Co	108,320	4,290
Retail - 8.61%			Ulta Salon Cosmetics & Fragrance Inc (a)	235,982	7,242
99 Cents Only Stores (a)	7,633	118	Vera Bradley Inc (a)	88,674	2,425
AerCap Holdings NV (a)	129,559	1,673	Vitamin Shoppe Inc (a)	49,354	1,373
AFC Enterprises Inc (a)	6,580	84	Wet Seal Inc/The (a)	23,416	82
AnnTaylor Stores Corp (a)	365,712	8,521	Winmark Corp	707	23
Asbury Automotive Group Inc (a)	5,698	82	World Fuel Services Corp	7,383	208
Biglari Holdings Inc (a)	43	14	Zumiez Inc (a)	192,955	5,059
BJ's Restaurants Inc (a)	4,411	146		$ 68,639
Bon-Ton Stores Inc/The (a)	1,226	14	Savings & Loans - 0.01%
Brown Shoe Co Inc	5,755	68	Oritani Financial Corp	5,074	54
Buckle Inc/The	4,838	141
Buffalo Wild Wings Inc (a)	32,523	1,530	Semiconductors - 4.84%
Cabela's Inc (a)	49,200	912	Amkor Technology Inc (a)	21,297	154
Caribou Coffee Co Inc (a)	2,292	24	Applied Micro Circuits Corp (a)	251,017	2,528
Casey's General Stores Inc	2,836	118	ASM International NV (a)	30,440	778
Cash America International Inc	3,047	107	ATMI Inc (a)	558	10
Casual Male Retail Group Inc (a)	10,871	48	AXT Inc (a)	3,808	31
Cato Corp/The	5,403	143	Brooks Automation Inc (a)	11,585	79
CEC Entertainment Inc (a)	4,134	137	Cabot Microelectronics Corp (a)	1,579	61
Cheesecake Factory Inc/The (a)	81,721	2,379	Cavium Networks Inc (a)	72,633	2,315
Childrens Place Retail Stores Inc/The (a)	4,911	216	Ceva Inc (a)	6,182	114
Citi Trends Inc (a)	160,397	3,365	Cirrus Logic Inc (a)	11,201	144
Coinstar Inc (a)	6,190	356	Cohu Inc	1,338	19
Collective Brands Inc (a)	8,548	131	Conexant Systems Inc (a)	23,787	36
Cracker Barrel Old Country Store Inc	4,274	230	Diodes Inc (a)	7,034	155
Denny's Corp (a)	30,665	99	Entegris Inc (a)	12,265	73
Destination Maternity Corp (a)	1,451	53	Entropic Communications Inc (a)	166,165	1,389
Dick's Sporting Goods Inc (a)	137,959	3,976	Fairchild Semiconductor International Inc (a)	372,754	4,201
DineEquity Inc (a)	3,132	139	GSI Technology Inc (a)	3,995	28
Domino's Pizza Inc (a)	3,995	59	GT Solar International Inc (a)	12,805	105
Dress Barn Inc (a)	10,778	247	Hittite Microwave Corp (a)	57,415	2,967
DSW Inc (a)	42,420	1,412	Integrated Device Technology Inc (a)	19,699	116
Einstein Noah Restaurant Group Inc (a)	1,362	15	Integrated Silicon Solution Inc (a)	6,783	51
Express Inc (a)	5,040	69	IXYS Corp (a)	4,792	49
Ezcorp Inc (a)	8,085	174	Kopin Corp (a)	7,341	28
Finish Line Inc/The	4,767	73	Kulicke & Soffa Industries Inc (a)	14,485	90
First Cash Financial Services Inc (a)	5,668	165	Lattice Semiconductor Corp (a)	22,858	111
Gordmans Stores Inc (a)	877	9	LTX-Credence Corp (a)	14,863	94
Gymboree Corp (a)	5,305	345	MaxLinear Inc (a)	2,230	23
Haverty Furniture Cos Inc	712	8	Micrel Inc	10,035	119
Hibbett Sports Inc (a)	5,591	151	Microsemi Corp (a)	6,226	124
HSN Inc (a)	7,536	226	MIPS Technologies Inc (a)	9,537	140
J Crew Group Inc (a)	54,730	1,751	MKS Instruments Inc (a)	4,088	84
Jack in the Box Inc (a)	8,729	202	Monolithic Power Systems Inc (a)	6,565	105
Jo-Ann Stores Inc (a)	24,946	1,079	Nanometrics Inc (a)	5,622	76
JOS A Bank Clothiers Inc (a)	5,342	233	Netlogic Microsystems Inc (a)	100,320	3,016
Kirkland's Inc (a)	4,924	66	Omnivision Technologies Inc (a)	90,699	2,461
Krispy Kreme Doughnuts Inc (a)	17,731	99	ON Semiconductor Corp (a)	307,649	2,360
Liz Claiborne Inc (a)	15,703	96	Pericom Semiconductor Corp (a)	928	9
Lumber Liquidators Holdings Inc (a)	4,274	103	PLX Technology Inc (a)	10,871	39
MSC Industrial Direct Co	72,123	4,107	Power Integrations Inc	5,058	173
Nu Skin Enterprises Inc	66,079	2,022	Richardson Electronics Ltd/United States	1,217	13
OfficeMax Inc (a)	5,254	93	Rovi Corp (a)	68,900	3,490
Pacific Sunwear of California Inc (a)	136,441	813	Semtech Corp (a)	10,624	227
Panera Bread Co (a)	35,543	3,181	Sigma Designs Inc (a)	1,394	16
Pantry Inc/The (a)	54,000	1,050	Skyworks Solutions Inc (a)	124,936	2,862
Papa John's International Inc (a)	3,177	82	Standard Microsystems Corp (a)	2,184	53
PetMed Express Inc	7,253	112	Supertex Inc (a)	3,097	73
PF Chang's China Bistro Inc	4,494	206	Teradyne Inc (a)	270,610	3,042
Pier 1 Imports Inc (a)	20,163	175	Tessera Technologies Inc (a)	5,762	114
Pricesmart Inc	2,848	84	TriQuint Semiconductor Inc (a)	31,842	328
Retail Ventures Inc (a)	7,286	99	Ultratech Inc (a)	6,095	112
Rue21 Inc (a)	2,880	77	Veeco Instruments Inc (a)	8,318	348
Ruth's Hospitality Group Inc (a)	9,453	43	Volterra Semiconductor Corp (a)	169,193	3,456
Sally Beauty Holdings Inc (a)	16,446	200	Zoran Corp (a)	1,487	10
Shoe Carnival Inc (a)	518	12		$ 38,599
Sonic Automotive Inc	2,406	26	Software - 7.18%
Sonic Corp (a)	9,963	89	Accelrys Inc (a)	9,212	67

See accompanying notes

439

Schedule of Investments
SmallCap Growth Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Software (continued)			Telecommunications (continued)
ACI Worldwide Inc (a)	6,677 $	163	Finisar Corp (a)	12,887 $	219
Actuate Corp (a)	13,776	67	GeoEye Inc (a)	43,776	1,938
Acxiom Corp (a)	13,194	232	Hughes Communications Inc (a)	1,580	45
Advent Software Inc (a)	3,148	169	Infinera Corp (a)	350,773	2,873
ANSYS Inc (a)	52,122	2,359	InterDigital Inc	8,926	300
Ariba Inc (a)	17,643	331	IPG Photonics Corp (a)	5,271	119
Aspen Technology Inc (a)	240,510	2,694	Ixia (a)	116,496	1,824
athenahealth Inc (a)	5,570	223	Knology Inc (a)	269,733	3,924
Blackbaud Inc	8,797	223	LogMeIn Inc (a)	154,650	6,144
Blackboard Inc (a)	5,841	244	Loral Space & Communications Inc (a)	1,840	102
Bottomline Technologies Inc (a)	5,627	101	Netgear Inc (a)	114,250	3,520
Citrix Systems Inc (a)	19,072	1,222	Neutral Tandem Inc (a)	6,753	99
CommVault Systems Inc (a)	64,606	1,869	Novatel Wireless Inc (a)	930	10
Computer Programs & Systems Inc	1,902	87	NTELOS Holdings Corp	5,483	100
Compuware Corp (a)	89,100	892	Oclaro Inc (a)	8,455	71
Concur Technologies Inc (a)	104,601	5,400	PAETEC Holding Corp (a)	17,577	74
Convio Inc (a)	1,863	17	Plantronics Inc	9,900	355
CSG Systems International Inc (a)	5,017	98	Polycom Inc (a)	52,415	1,771
Deltek Inc (a)	5,357	42	RF Micro Devices Inc (a)	55,047	401
Digi International Inc (a)	1,282	12	SAVVIS Inc (a)	6,392	153
Ebix Inc (a)	5,298	131	SBA Communications Corp (a)	53,877	2,115
EPIQ Systems Inc	651	8	Shenandoah Telecommunications Co	4,245	77
Guidance Software Inc (a)	4,195	27	ShoreTel Inc (a)	14,202	89
Informatica Corp (a)	192,879	7,848	Sonus Networks Inc (a)	33,822	105
Interactive Intelligence Inc (a)	28,415	702	Syniverse Holdings Inc (a)	13,613	415
Lawson Software Inc (a)	26,853	239	Tekelec (a)	2,602	34
Mantech International Corp (a)	4,008	157	TeleNav Inc (a)	2,323	15
MedAssets Inc (a)	138,991	2,577	Tessco Technologies Inc	866	13
Medidata Solutions Inc (a)	3,652	68	USA Mobility Inc	3,717	63
MicroStrategy Inc (a)	1,770	160	ViaSat Inc (a)	2,045	84
Monotype Imaging Holdings Inc (a)	6,504	62	Vonage Holdings Corp (a)	13,744	35
NetSuite Inc (a)	52,919	1,084		$ 46,312
Omnicell Inc (a)	6,316	88	Textiles - 0.00%
Opnet Technologies Inc	4,121	81	Culp Inc (a)	2,601	26
Parametric Technology Corp (a)	22,650	486
Pegasystems Inc	172,614	4,669	Toys, Games & Hobbies - 0.00%
Progress Software Corp (a)	8,315	311	RC2 Corp (a)	537	11
QAD Inc (a)	3,912	17
QLIK Technologies Inc (a)	3,224	80	Transportation - 3.31%
Quality Systems Inc	3,663	235	Atlas Air Worldwide Holdings Inc (a)	64,220	3,356
Quest Software Inc (a)	10,499	275	CAI International Inc (a)	1,159	19
RealPage Inc (a)	3,410	79	Dynamex Inc (a)	1,410	30
Renaissance Learning Inc	3,902	55	Forward Air Corp	5,901	159
RightNow Technologies Inc (a)	211,391	5,522	Genesee & Wyoming Inc (a)	162,554	7,515
Rosetta Stone Inc (a)	3,086	71	Golar LNG Ltd	651	9
Schawk Inc	2,787	54	Heartland Express Inc	10,165	151
Seachange International Inc (a)	4,163	33	HUB Group Inc (a)	41,882	1,360
SolarWinds Inc (a)	6,783	123	Kirby Corp (a)	72,219	3,105
Synchronoss Technologies Inc (a)	4,055	86	Knight Transportation Inc	198,534	3,548
Taleo Corp (a)	122,385	3,511	Old Dominion Freight Line Inc (a)	49,206	1,380
Tyler Technologies Inc (a)	6,074	124	Pacer International Inc (a)	10,221	57
Ultimate Software Group Inc (a)	40,692	1,683	Quality Distribution Inc (a)	870	6
VeriFone Systems Inc (a)	297,656	10,070	Roadrunner Transportation Systems Inc (a)	93,385	1,121
	$ 57,228		Scorpio Tankers Inc (a)	3,066	36
Telecommunications - 5.81%			UTI Worldwide Inc	234,459	4,506
Acme Packet Inc (a)	78,620	3,109	Werner Enterprises Inc	1,892	40
ADC Telecommunications Inc (a)	17,208	218		$ 26,398
ADTRAN Inc	165,532	5,342	Trucking & Leasing - 0.01%
Alaska Communications Systems Group Inc	7,873	79	TAL International Group Inc	1,115	31
Anaren Inc (a)	465	8	Textainer Group Holdings Ltd	2,885	75
Anixter International Inc	2,787	150		$ 106
Arris Group Inc (a)	7,681	72	TOTAL COMMON STOCKS	$ 734,575
Aruba Networks Inc (a)	297,218	6,511
Atheros Communications Inc (a)	104,049	3,230
Atlantic Tele-Network Inc	1,672	71
Cincinnati Bell Inc (a)	16,933	41
Comtech Telecommunications Corp	3,292	101
Consolidated Communications Holdings Inc	6,072	112
CPI International Inc (a)	183	3
DigitalGlobe Inc (a)	4,718	154
Extreme Networks (a)	7,514	24

See accompanying notes

440

Schedule of Investments SmallCap Growth Fund I October 31, 2010

	Maturity
	Amount
REPURCHASE AGREEMENTS - 7.33%	(000's)	Value (000's)
Banks - 7.33%
Investment in Joint Trading Account; Bank of	$ 16,645	$ 16,646
America Repurchase Agreement; 0.22%
dated 10/29/10 maturing 11/01/10
(collateralized by Sovereign Agency Issues;
$16,977,771; 0.00% - 5.25%; dated 05/01/13
- 04/15/42)
Investment in Joint Trading Account; Credit Suisse	16,069	16,068
Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
US Treasury Note; $16,390,182; 1.13%;
dated 01/15/12)
Investment in Joint Trading Account; Deutsche	15,266	15,265
Bank Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $15,570,672;
0.38% - 3.75%; dated 12/06/10 - 01/29/15)
Investment in Joint Trading Account; Morgan	10,445	10,445
Stanley Repurchase Agreement; 0.20% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $10,653,620;
1.88% - 6.13%; dated 01/09/12 - 02/21/13)
		$ 58,424
TOTAL REPURCHASE AGREEMENTS		$ 58,424
Total Investments		$ 792,999
Other Assets in Excess of Liabilities, Net - 0.56%		$ 4,444
TOTAL NET ASSETS - 100.00%		$ 797,443

(a)	Non-Income Producing Security
(b)	Security is Illiquid
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $0 or 0.00% of net assets.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 118,401
Unrealized Depreciation	(16,021)
Net Unrealized Appreciation (Depreciation)	$ 102,380
Cost for federal income tax purposes	$ 690,619
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Consumer, Non-cyclical	23 .41%
Technology	17 .10%
Consumer, Cyclical	16 .76%
Industrial	14 .80%
Financial	10.19%
Communications	9 .93%
Energy	5 .04%
Basic Materials	2 .19%
Utilities	0 .02%
Diversified	0 .00%
Other Assets in Excess of Liabilities, Net	0 .56%
TOTAL NET ASSETS	100.00%

See accompanying notes

441

Schedule of Investments
SmallCap Growth Fund I
October 31, 2010

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2010	Long	878 $	59,327	$ 61,653	$ 2,326
					$ 2,326
All dollar amounts are shown in thousands (000's)

See accompanying notes

442

Schedule of Investments
SmallCap Growth Fund II
October 31, 2010

COMMON STOCKS - 97.58%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.02%			Banks (continued)
APAC Customer Services Inc (a)	3,814 $	23	Suffolk Bancorp	311 $	8
Harte-Hanks Inc	2,823	34	SY Bancorp Inc	212	5
	$ 57		Texas Capital Bancshares Inc (a)	95,925	1,741
Aerospace & Defense - 1.65%			Trustco Bank Corp NY	644	3
Aerovironment Inc (a)	1,071	25	Westamerica Bancorporation	937	47
Astronics Corp (a)	1,043	22		$ 5,885
Cubic Corp	809	35	Beverages - 0.04%
Esterline Technologies Corp (a)	34,998	2,115	Boston Beer Co Inc (a)	670	48
GenCorp Inc (a)	595	3	Coca-Cola Bottling Co Consolidated	489	26
HEICO Corp	1,909	95	Peet's Coffee & Tea Inc (a)	882	34
Kaman Corp	1,662	45		$ 108
National Presto Industries Inc	353	39	Biotechnology - 2.26%
Teledyne Technologies Inc (a)	741	31	3SBio Inc ADR(a)	73,421	1,105
Triumph Group Inc	23,578	1,971	Acorda Therapeutics Inc (a)	2,870	78
	$ 4,381		Affymax Inc (a)	2,293	12
Agriculture - 0.02%			Alnylam Pharmaceuticals Inc (a)	2,687	35
Cadiz Inc (a)	1,550	17	AMAG Pharmaceuticals Inc (a)	1,557	25
Vector Group Ltd	1,890	35	Arena Pharmaceuticals Inc (a)	12,869	21
	$ 52		Ariad Pharmaceuticals Inc (a)	8,167	30
Airlines - 0.03%			Arqule Inc (a)	4,977	27
Alaska Air Group Inc (a)	239	12	BioCryst Pharmaceuticals Inc (a)	3,331	17
Allegiant Travel Co	1,141	54	Celera Corp (a)	741	4
Hawaiian Holdings Inc (a)	1,376	10	Chelsea Therapeutics International Ltd (a)	3,778	19
	$ 76		Cubist Pharmaceuticals Inc (a)	4,308	100
			Cytokinetics Inc (a)	5,126	14
Apparel - 3.37%
Carter's Inc (a)	4,342	108	Emergent Biosolutions Inc (a)	2,126	38
CROCS Inc (a)	104,825	1,461	Enzo Biochem Inc (a)	3,318	14
Deckers Outdoor Corp (a)	2,860	166	Enzon Pharmaceuticals Inc (a)	3,537	40
G-III Apparel Group Ltd (a)	64,117	1,693	Exact Sciences Corp (a)	45,231	310
Lacrosse Footwear Inc	525	8	Geron Corp (a)	6,214	35
Maidenform Brands Inc (a)	47,791	1,279	Halozyme Therapeutics Inc (a)	5,296	39
Oxford Industries Inc	1,655	38	Human Genome Sciences Inc (a)	9,639	259
RG Barry Corp	952	10	Illumina Inc (a)	17,086	928
Skechers U.S.A. Inc (a)	2,541	49	Immunogen Inc (a)	4,388	36
Steven Madden Ltd (a)	34,655	1,466	Immunomedics Inc (a)	7,630	30
Timberland Co/The (a)	2,175	46	Incyte Corp (a)	6,489	108
True Religion Apparel Inc (a)	1,873	38	InterMune Inc (a)	2,955	39
Under Armour Inc (a)	2,575	120	Medicines Co/The (a)	2,174	28
Volcom Inc (a)	2,180	37	Micromet Inc (a)	133,049	997
Warnaco Group Inc/The (a)	43,562	2,314	Momenta Pharmaceuticals Inc (a)	2,979	50
Weyco Group Inc	404	10	NPS Pharmaceuticals Inc (a)	87,350	544
Wolverine World Wide Inc	3,657	106	NuPathe Inc (a)	346	2
	$ 8,949		Omeros Corp (a)	2,246	18
Automobile Manufacturers - 0.77%			PDL BioPharma Inc	10,308	54
Wabash National Corp (a)	253,622	2,044	Regeneron Pharmaceuticals Inc (a)	31,107	811
			Seattle Genetics Inc (a)	5,435	89
Automobile Parts & Equipment - 2.24%			Sequenom Inc (a)	5,536	35
American Axle & Manufacturing Holdings Inc (a)	4,424	41	SuperGen Inc (a)	595	2
Amerigon Inc (a)	2,441	26	Transcept Pharmaceuticals Inc (a)	478	3
ArvinMeritor Inc (a)	6,093	101	Vical Inc (a)	6,482	14
Cooper Tire & Rubber Co	47,333	928		$ 6,010
Dana Holding Corp (a)	8,278	117	Building Materials - 0.39%
Dorman Products Inc (a)	1,356	49	AAON Inc	1,456	36
Exide Technologies (a)	160,294	944	Drew Industries Inc (a)	776	16
Fuel Systems Solutions Inc (a)	997	41	Interline Brands Inc (a)	330	7
Tenneco Inc (a)	4,404	144	LSI Industries Inc	93,214	862
Titan International Inc	88,513	1,343	Quanex Building Products Corp	882	16
Westport Innovations Inc (a)	63,947	1,159	Simpson Manufacturing Co Inc	2,772	74
Wonder Auto Technology Inc (a)	109,560	1,056	Trex Co Inc (a)	1,746	31
	$ 5,949			$ 1,042
Banks - 2.22%			Chemicals - 2.24%
Arrow Financial Corp	103	2	Aceto Corp	88,171	650
Bank of the Ozarks Inc	15,024	571	Arch Chemicals Inc	1,022	36
Bridge Bancorp Inc	246	6	Balchem Corp	2,092	64
Cass Information Systems Inc	1,007	35	Ferro Corp (a)	2,799	38
Cathay General Bancorp	5,050	69	Hawkins Inc	863	31
Columbia Banking System Inc	38,313	698	Innophos Holdings Inc	599	22
First Financial Bankshares Inc	660	31	KMG Chemicals Inc	599	8
Iberiabank Corp	16,846	877	Kraton Performance Polymers Inc (a)	31,479	1,022
Signature Bank/New York NY (a)	42,424	1,792	Minerals Technologies Inc	175	10
			NewMarket Corp	16,790	1,990

See accompanying notes

443

Schedule of Investments
SmallCap Growth Fund II
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Chemicals (continued)			Commercial Services (continued)
Olin Corp	78,042 $	1,560	National American University Holdings Inc	872 $	6
Omnova Solutions Inc (a)	5,351	43	National Research Corp	199	6
PolyOne Corp (a)	4,907	63	Navigant Consulting Inc (a)	1,306	12
Quaker Chemical Corp	975	36	On Assignment Inc (a)	14,296	81
Rockwood Holdings Inc (a)	2,873	98	Parexel International Corp (a)	95,407	2,052
Solutia Inc (a)	9,005	163	PDI Inc (a)	85,905	753
Stepan Co	578	39	Pre-Paid Legal Services Inc (a)	529	32
WR Grace & Co (a)	1,376	44	Prospect Medical Holdings Inc (a)	507	4
Zep Inc	1,714	31	Providence Service Corp/The (a)	1,550	25
	$ 5,948		Resources Connection Inc	3,046	49
Coal - 0.02%			Rollins Inc	3,222	84
Cloud Peak Energy Inc (a)	705	13	Rural/Metro Corp (a)	2,117	18
Hallador Energy Co	409	5	Sotheby's	4,907	215
James River Coal Co (a)	1,624	28	Standard Parking Corp (a)	1,858	32
L&L Energy Inc (a)	2,106	17	Steiner Leisure Ltd (a)	1,093	42
	$ 63		SuccessFactors Inc (a)	66,991	1,817
			Team Health Holdings Inc (a)	1,838	25
Commercial Services - 6.26%
ABM Industries Inc	1,686	38	Team Inc (a)	199	4
Accretive Health Inc (a)	1,337	14	TeleTech Holdings Inc (a)	2,132	32
Administaff Inc	1,414	37	TNS Inc (a)	1,977	38
Advance America Cash Advance Centers Inc	1,041	5	Transcend Services Inc (a)	63,242	1,102
Advisory Board Co/The (a)	1,005	47	TrueBlue Inc (a)	1,814	25
American Public Education Inc (a)	19,782	553	Universal Technical Institute Inc	1,544	30
American Reprographics Co (a)	793	6	Valassis Communications Inc (a)	3,636	120
AMN Healthcare Services Inc (a)	1,624	9	Wright Express Corp (a)	2,938	111
Arbitron Inc	1,962	50		$ 16,626
Avis Budget Group Inc (a)	6,649	77	Computers - 3.73%
Barrett Business Services Inc	638	10	3D Systems Corp (a)	2,180	56
Bridgepoint Education Inc (a)	2,335	33	CACI International Inc (a)	243	12
Capella Education Co (a)	5,395	296	Cogo Group Inc (a)	112,836	859
Cardtronics Inc (a)	67,447	1,143	Compellent Technologies Inc (a)	1,509	38
CBIZ Inc (a)	2,683	16	Computer Task Group Inc (a)	1,196	10
Cenveo Inc (a)	6,595	36	Digimarc Corp (a)	776	21
Chemed Corp	1,692	100	Electronics for Imaging Inc (a)	67,938	930
Consolidated Graphics Inc (a)	704	33	Fortinet Inc (a)	12,043	362
Corinthian Colleges Inc (a)	57,811	301	iGate Corp	1,729	35
Corporate Executive Board Co	2,624	82	Insight Enterprises Inc (a)	1,217	18
Corvel Corp (a)	822	37	Isilon Systems Inc (a)	1,762	50
CoStar Group Inc (a)	1,341	67	Jack Henry & Associates Inc	6,391	174
CPI Corp	592	15	LivePerson Inc (a)	2,953	27
Deluxe Corp	3,636	74	Magma Design Automation Inc (a)	7,135	31
Diamond Management & Technology Consultants	2,785	35	Manhattan Associates Inc (a)	1,694	52
Inc			Maxwell Technologies Inc (a)	1,716	28
Dollar Financial Corp (a)	1,792	45	Mentor Graphics Corp (a)	2,929	32
Dollar Thrifty Automotive Group Inc (a)	2,160	100	Mercury Computer Systems Inc (a)	431	7
ExlService Holdings Inc (a)	58,447	1,114	MTS Systems Corp	1,235	40
Forrester Research Inc (a)	1,061	35	NCI Inc (a)	761	14
Geo Group Inc/The (a)	2,155	55	Netezza Corp (a)	3,312	89
Global Cash Access Holdings Inc (a)	5,011	18	Netscout Systems Inc (a)	2,280	53
Grand Canyon Education Inc (a)	2,309	43	Quantum Corp (a)	15,394	52
Great Lakes Dredge & Dock Corp	2,294	14	Radiant Systems Inc (a)	181,938	3,549
Hackett Group Inc/The (a)	112,743	440	Radisys Corp (a)	1,942	19
Healthcare Services Group Inc	2,845	68	Riverbed Technology Inc (a)	36,774	2,116
Heartland Payment Systems Inc	2,401	34	SMART Modular Technologies WWH Inc (a)	3,494	26
Hill International Inc (a)	732	4	Spansion Inc (a)	1,446	25
HMS Holdings Corp (a)	2,012	121	SRA International Inc (a)	391	8
Huron Consulting Group Inc (a)	795	16	STEC Inc (a)	3,140	49
ICF International Inc (a)	671	17	Stratasys Inc (a)	1,365	43
K12 Inc (a)	1,871	52	Super Micro Computer Inc (a)	2,760	31
Kelly Services Inc (a)	318	5	SYKES Enterprises Inc (a)	530	9
Kendle International Inc (a)	242	2	Synaptics Inc (a)	2,612	70
Kenexa Corp (a)	1,468	27	Syntel Inc	1,004	49
Kforce Inc (a)	165,176	2,479	Unisys Corp (a)	1,121	26
Korn/Ferry International (a)	56,476	995	Xyratex Ltd (a)	58,628	908
Landauer Inc	695	42		$ 9,918
Learning Tree International Inc	736	7	Consumer Products - 0.03%
Lincoln Educational Services Corp	1,857	23	American Greetings Corp	276	5
MAXIMUS Inc	1,302	79	Blyth Inc	183	7
Medifast Inc (a)	1,617	39	Ennis Inc	599	11
Monro Muffler Brake Inc	19,277	921	Kid Brands Inc (a)	294	3
Multi-Color Corp	100	2	Oil-Dri Corp of America	107	2

See accompanying notes

444

Schedule of Investments
SmallCap Growth Fund II
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Consumer Products (continued)			Electronics (continued)
Summer Infant Inc (a)	1,206 $	10	Daktronics Inc	73,025 $	797
WD-40 Co	1,129	42	DDi Corp	1,481	15
	$ 80		Dionex Corp (a)	1,299	116
Cosmetics & Personal Care - 0.01%			Electro Scientific Industries Inc (a)	304	4
Inter Parfums Inc	1,713	30	FARO Technologies Inc (a)	66,083	1,595
Revlon Inc (a)	684	8	FEI Co (a)	1,165	25
	$ 38		II-VI Inc (a)	55,490	2,183
Distribution & Wholesale - 2.19%			Keithley Instruments Inc	1,345	29
Beacon Roofing Supply Inc (a)	3,523	52	LaBarge Inc (a)	1,189	15
BMP Sunstone Corp (a)	613	6	Methode Electronics Inc	2,400	22
Brightpoint Inc (a)	5,260	39	Multi-Fineline Electronix Inc (a)	1,148	28
Chindex International Inc (a)	651	9	Newport Corp (a)	65,853	957
Core-Mark Holding Co Inc (a)	206	7	NVE Corp (a)	562	27
MWI Veterinary Supply Inc (a)	55,924	3,199	OSI Systems Inc (a)	917	33
Owens & Minor Inc	3,689	105	Park Electrochemical Corp	1,525	41
Pool Corp	3,653	74	Plexus Corp (a)	3,112	94
School Specialty Inc (a)	801	11	Rofin-Sinar Technologies Inc (a)	1,489	42
United Stationers Inc (a)	1,164	65	Rogers Corp (a)	603	21
Watsco Inc	2,090	117	Sanmina-SCI Corp (a)	6,131	81
WESCO International Inc (a)	49,810	2,133	Spectrum Control Inc (a)	529	8
	$ 5,817		SRS Labs Inc (a)	1,305	12
Diversified Financial Services - 0.23%			Technitrol Inc	4,589	21
			TTM Technologies Inc (a)	2,082	22
Artio Global Investors Inc	1,588	25	Viasystems Group Inc (a)	351	6
BGC Partners Inc	4,198	29
Cohen & Steers Inc	1,684	42	Watts Water Technologies Inc	316	11
Credit Acceptance Corp (a)	647	38	Woodward Governor Co	41,014	1,285
Encore Capital Group Inc (a)	1,058	21	Zagg Inc (a)	151,753	1,260
			Zygo Corp (a)	319	3
Epoch Holding Corp	1,342	18
Evercore Partners Inc - Class A	1,058	32		$ 10,382
GAMCO Investors Inc	492	21	Energy - Alternate Sources - 1.02%
KBW Inc	1,563	39	China Integrated Energy Inc (a)	76,425	634
MarketAxess Holdings Inc	2,034	37	Clean Energy Fuels Corp (a)	21,913	318
Nelnet Inc	246	5	FuelCell Energy Inc (a)	288,586	329
optionsXpress Holdings Inc (a)	3,109	50	Headwaters Inc (a)	99,485	338
Portfolio Recovery Associates Inc (a)	1,248	84	JA Solar Holdings Co Ltd ADR(a)	132,253	1,104
Pzena Investment Management Inc	863	6		$ 2,723
Stifel Financial Corp (a)	2,249	107	Engineering & Contruction - 0.05%
Virtus Investment Partners Inc (a)	538	20	Argan Inc (a)	199	2
World Acceptance Corp (a)	976	42	Exponent Inc (a)	980	31
	$ 616		Insituform Technologies Inc (a)	2,541	55
			Michael Baker Corp (a)	153	5
Electric - 0.02%
Ameresco Inc (a)	534	7	Mistras Group Inc (a)	1,728	18
EnerNOC Inc (a)	1,235	37	Orion Marine Group Inc (a)	1,827	23
	$ 44		VSE Corp	254	9
Electrical Components & Equipment - 2.20%				$ 143
A123 Systems Inc (a)	4,589	45	Entertainment - 1.32%
Advanced Battery Technologies Inc (a)	4,448	17	Bluegreen Corp (a)	184,262	595
American Superconductor Corp (a)	50,583	1,702	Cinemark Holdings Inc	56,340	989
Belden Inc	3,039	85	National CineMedia Inc	3,907	73
Coleman Cable Inc (a)	844	6	Shuffle Master Inc (a)	195,366	1,838
EnerSys (a)	1,653	43		$ 3,495
Generac Holdings Inc (a)	784	11	Environmental Control - 0.13%
GrafTech International Ltd (a)	9,146	151	Calgon Carbon Corp (a)	3,565	53
Graham Corp	1,111	19	Clean Harbors Inc (a)	1,732	122
Littelfuse Inc	1,411	60	Darling International Inc (a)	4,413	44
Power-One Inc (a)	159,856	1,664	Mine Safety Appliances Co	1,235	35
PowerSecure International Inc (a)	66,287	624	Tetra Tech Inc (a)	4,634	98
Satcon Technology Corp (a)	225,572	907		$ 352
Universal Display Corp (a)	20,278	507	Food - 1.45%
	$ 5,841		Arden Group Inc	140	12
Electronics - 3.91%			B&G Foods Inc	3,162	39
American Science & Engineering Inc	688	57	Calavo Growers Inc	40,146	881
Analogic Corp	18,523	845	Cal-Maine Foods Inc	1,525	44
Badger Meter Inc	1,124	47	Diamond Foods Inc	54,888	2,426
Ballantyne Strong Inc (a)	63,053	531	J&J Snack Foods Corp	966	41
Benchmark Electronics Inc (a)	664	11	Lancaster Colony Corp	1,465	73
Checkpoint Systems Inc (a)	1,868	41	Lance Inc	1,874	43
Coherent Inc (a)	1,305	55	Pilgrim's Pride Corp (a)	2,364	14
CTS Corp	1,093	11	Ruddick Corp	1,491	52
Cymer Inc (a)	825	31	Sanderson Farms Inc	1,504	63

See accompanying notes

445

Schedule of Investments
SmallCap Growth Fund II
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Food (continued)			Healthcare - Products (continued)
Tootsie Roll Industries Inc	1,581 $	42	STAAR Surgical Co (a)	3,883 $	20
United Natural Foods Inc (a)	3,210	115	Stereotaxis Inc (a)	3,596	14
Village Super Market Inc	337	10	STERIS Corp	4,168	143
	$ 3,855		Synovis Life Technologies Inc (a)	1,375	21
Forest Products & Paper - 0.76%			Thoratec Corp (a)	48,631	1,587
Clearwater Paper Corp (a)	634	51	TomoTherapy Inc (a)	216,068	825
Deltic Timber Corp	694	32	Vascular Solutions Inc (a)	1,889	20
Neenah Paper Inc	811	12	Vital Images Inc (a)	1,183	16
Potlatch Corp	1,514	52	Volcano Corp (a)	83,465	2,038
Schweitzer-Mauduit International Inc	28,818	1,850	West Pharmaceutical Services Inc	2,401	86
Xerium Technologies Inc (a)	732	10	Wright Medical Group Inc (a)	2,820	38
	$ 2,007		Young Innovations Inc	297	8
			Zoll Medical Corp (a)	1,553	50
Gas - 0.01%
South Jersey Industries Inc	599	30		$ 15,118
			Healthcare - Services - 2.03%
Hand & Machine Tools - 0.07%			Air Methods Corp (a)	18,619	761
Baldor Electric Co	3,308	139	Alliance HealthCare Services Inc (a)	2,932	12
Franklin Electric Co Inc	1,623	59	Allied Healthcare International Inc (a)	1,268	4
	$ 198		Almost Family Inc (a)	956	33
			Amedisys Inc (a)	2,032	52
Healthcare - Products - 5.69%
Abaxis Inc (a)	1,630	39	America Service Group Inc	999	15
Accuray Inc (a)	5,897	39	American Dental Partners Inc (a)	153	2
Affymetrix Inc (a)	80,815	362	AMERIGROUP Corp (a)	804	34
Align Technology Inc (a)	4,391	75	Bio-Reference Labs Inc (a)	108,823	2,346
American Medical Systems Holdings Inc (a)	5,587	113	Continucare Corp (a)	3,047	14
ArthroCare Corp (a)	1,941	53	Ensign Group Inc/The	1,534	29
Atrion Corp	175	28	Genoptix Inc (a)	2,099	36
BioMimetic Therapeutics Inc (a)	105,138	1,192	Gentiva Health Services Inc (a)	1,168	27
Bruker BioSciences Corp (a)	59,476	891	Healthsouth Corp (a)	32,821	594
Caliper Life Sciences Inc (a)	51,116	230	IPC The Hospitalist Co Inc (a)	1,196	38
CardioNet Inc (a)	942	5	LHC Group Inc (a)	1,159	31
Cepheid Inc (a)	4,383	92	Metropolitan Health Networks Inc (a)	4,444	19
Cerus Corp (a)	4,358	14	Molina Healthcare Inc (a)	18,798	487
Conceptus Inc (a)	2,289	33	Neostem Inc (a)	3,251	6
CryoLife Inc (a)	446	3	Psychiatric Solutions Inc (a)	3,101	104
Cutera Inc (a)	36,973	267	RehabCare Group Inc (a)	31,686	704
Cyberonics Inc (a)	2,050	56	Sunrise Senior Living Inc (a)	6,696	23
Delcath Systems Inc (a)	2,836	24	US Physical Therapy Inc (a)	1,069	20
DexCom Inc (a)	3,734	51		$ 5,391
Endologix Inc (a)	5,641	31	Holding Companies - Diversified - 0.00%
Exactech Inc (a)	683	11	Compass Diversified Holdings	384	6
Genomic Health Inc (a)	1,677	24	Primoris Services Corp	630	5
Haemonetics Corp (a)	1,853	101		$ 11
Hanger Orthopedic Group Inc (a)	1,481	28	Home Furnishings - 0.48%
HeartWare International Inc (a)	24,887	1,701	DTS Inc/CA (a)	1,126	45
ICU Medical Inc (a)	316	12	Select Comfort Corp (a)	5,565	46
Immucor Inc (a)	5,156	90	Tempur-Pedic International Inc (a)	31,592	1,090
Insulet Corp (a)	2,961	47	TiVo Inc (a)	7,426	83
Integra LifeSciences Holdings Corp (a)	1,550	67	Universal Electronics Inc (a)	564	12
Invacare Corp	176	5		$ 1,276
IRIS International Inc (a)	2,094	19	Insurance - 0.04%
Kensey Nash Corp (a)	878	24	CNO Financial Group Inc (a)	2,046	11
LCA-Vision Inc (a)	2,108	15	eHealth Inc (a)	2,829	38
LeMaitre Vascular Inc (a)	72,709	473	First American Financial Corp	704	10
Luminex Corp (a)	2,798	50	Life Partners Holdings Inc	857	16
MAKO Surgical Corp (a)	2,945	32	Tower Group Inc	1,306	32
Masimo Corp	3,829	115		$ 107
Medtox Scientific Inc (a)	35,066	411
			Internet - 7.84%
Meridian Bioscience Inc	2,998	69	AboveNet Inc (a)	38,284	2,178
Merit Medical Systems Inc (a)	1,904	30	Ancestry.com Inc (a)	1,376	37
Natus Medical Inc (a)	2,114	28	Art Technology Group Inc (a)	11,712	49
NuVasive Inc (a)	15,855	416	Blue Coat Systems Inc (a)	3,243	87
NxStage Medical Inc (a)	57,092	1,151	Blue Nile Inc (a)	930	40
Orthofix International NV (a)	1,359	38	Cogent Communications Group Inc (a)	2,993	32
Palomar Medical Technologies Inc (a)	1,199	13	comScore Inc (a)	1,474	35
PSS World Medical Inc (a)	4,217	100	Constant Contact Inc (a)	2,134	49
Quidel Corp (a)	2,589	30	DealerTrack Holdings Inc (a)	2,201	43
Rochester Medical Corp (a)	1,213	13	Dice Holdings Inc (a)	1,906	17
Sirona Dental Systems Inc (a)	19,467	733	eResearchTechnology Inc (a)	3,370	26
SonoSite Inc (a)	25,344	790	Global Sources Ltd (a)	2,445	19
Spectranetics Corp (a)	3,742	18

See accompanying notes

446

Schedule of Investments
SmallCap Growth Fund II
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Internet (continued)			Machinery - Diversified (continued)
GSI Commerce Inc (a)	91,979 $	2,246	Sauer-Danfoss Inc (a)	1,386 $	31
HealthStream Inc (a)	119,374	764	Tennant Co	1,477	49
Infospace Inc (a)	694	6	Twin Disc Inc	133	3
Internet Brands Inc (a)	761	10		$ 2,113
Internet Capital Group Inc (a)	397	5	Media - 0.86%
IntraLinks Holdings Inc (a)	53,542	1,171	Acacia Research - Acacia Technologies (a)	56,645	1,508
j2 Global Communications Inc (a)	2,294	60	Belo Corp (a)	5,789	34
KIT Digital Inc (a)	64,601	890	DG FastChannel Inc (a)	27,193	641
Limelight Networks Inc (a)	86,599	587	Dolan Co/The (a)	1,482	16
Lionbridge Technologies Inc (a)	6,849	34	Entercom Communications Corp (a)	2,188	18
Liquidity Services Inc (a)	62,971	1,008	Journal Communications Inc (a)	668	3
Local.com Corp (a)	30,345	126	McClatchy Co/The (a)	6,636	18
LoopNet Inc (a)	65,622	692	Primedia Inc	600	2
Mediamind Technologies Inc (a)	494	7	Sinclair Broadcast Group Inc (a)	393	3
Network Engines Inc (a)	268,845	449	World Wrestling Entertainment Inc	2,522	35
NIC Inc	114,345	992		$ 2,278
NutriSystem Inc	57,070	1,091	Metal Fabrication & Hardware - 0.68%
Online Resources Corp (a)	1,091	6	Ampco-Pittsburgh Corp	149	4
OpenTable Inc (a)	1,164	71	CIRCOR International Inc	23,649	830
Perficient Inc (a)	73,409	775	Hawk Corp (a)	563	28
QuinStreet Inc (a)	1,204	19	Kaydon Corp	22,981	802
Rackspace Hosting Inc (a)	49,791	1,242	Mueller Industries Inc	563	16
Saba Software Inc (a)	3,224	19	Mueller Water Products Inc - Class A	9,380	28
Sapient Corp	7,555	99	RBC Bearings Inc (a)	1,679	56
Shutterfly Inc (a)	2,001	60	Worthington Industries Inc	2,697	41
Sourcefire Inc (a)	59,802	1,411
Stamps.com Inc (a)	1,161	19		$ 1,805
			Mining - 1.08%
support.com Inc (a)	138,599	786	Allied Nevada Gold Corp (a)	66,844	1,649
TeleCommunication Systems Inc (a)	2,083	11
			AMCOL International Corp	1,550	43
Terremark Worldwide Inc (a)	3,924	39	Capital Gold Corp (a)	7,578	33
TIBCO Software Inc (a)	109,461	2,104
			Globe Specialty Metals Inc	4,550	71
Travelzoo Inc (a)	671	23	Golden Star Resources Ltd (a)	19,133	100
United Online Inc	2,082	13	Horsehead Holding Corp (a)	74,749	817
ValueClick Inc (a)	4,660	64	Jaguar Mining Inc (a)	5,330	34
VASCO Data Security International Inc (a)	2,510	20	Noranda Aluminum Holding Corp (a)	1,377	14
VirnetX Holding Corp	2,670	50	Stillwater Mining Co (a)	3,298	59
Websense Inc (a)	3,224	65	United States Lime & Minerals Inc (a)	290	12
Zix Corp (a)	305,412	1,188	US Gold Corp (a)	6,615	35
	$ 20,834			$ 2,867
Iron & Steel - 0.16%			Miscellaneous Manufacturing - 1.43%
General Steel Holdings Inc (a)	138,788	412
Shiloh Industries Inc (a)	307	3	Actuant Corp	56,437	1,268
			Acuity Brands Inc	2,829	142
	$ 415		AO Smith Corp	1,694	95
Leisure Products & Services - 0.56%			AZZ Inc	876	33
Brunswick Corp/DE	5,755	91	Barnes Group Inc	3,247	59
Interval Leisure Group Inc (a)	2,893	42	Blount International Inc (a)	3,600	54
Life Time Fitness Inc (a)	2,745	99	Brink's Co/The	3,070	73
Polaris Industries Inc	17,835	1,268	CLARCOR Inc	3,565	141
	$ 1,500		Colfax Corp (a)	1,805	29
Lodging - 0.01%			Eastman Kodak Co (a)	17,139	81
Ameristar Casinos Inc	1,730	31	EnPro Industries Inc (a)	1,032	36
			ESCO Technologies Inc	21,275	729
Machinery - Construction & Mining - 0.41%			Fabrinet (a)	818	12
Bucyrus International Inc	15,844	1,080	GP Strategies Corp (a)	761	7
			Hexcel Corp (a)	5,990	106
Machinery - Diversified - 0.80%			John Bean Technologies Corp	2,117	36
Albany International Corp	563	11	Koppers Holdings Inc	1,553	43
Altra Holdings Inc (a)	2,012	30	LSB Industries Inc (a)	23,204	519
Applied Industrial Technologies Inc	3,211	98	Matthews International Corp	2,252	74
Briggs & Stratton Corp	2,364	42	Metabolix Inc (a)	1,821	25
Cognex Corp	2,423	65	Park-Ohio Holdings Corp (a)	881	14
DXP Enterprises Inc (a)	917	17	Polypore International Inc (a)	1,658	55
Intermec Inc (a)	3,485	41	Raven Industries Inc	1,218	50
Intevac Inc (a)	952	10	Standex International Corp	258	7
iRobot Corp (a)	1,566	33	STR Holdings Inc (a)	2,104	52
Kadant Inc (a)	373	7	Sturm Ruger & Co Inc	2,291	36
Lindsay Corp	811	47	Tredegar Corp	220	4
Middleby Corp (a)	1,246	93	Trimas Corp (a)	1,694	27
NACCO Industries Inc	387	38		$ 3,807
Nordson Corp	17,143	1,337
Presstek Inc (a)	87,013	161

See accompanying notes

447

Schedule of Investments
SmallCap Growth Fund II
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Office Furnishings - 0.53%			Pharmaceuticals (continued)
Herman Miller Inc	4,326 $	83	Hi-Tech Pharmacal Co Inc (a)	1,081 $	23
HNI Corp	3,424	85	Impax Laboratories Inc (a)	4,129	78
Interface Inc	81,942	1,179	Infinity Pharmaceuticals Inc (a)	1,232	7
Knoll Inc	3,635	55	Inspire Pharmaceuticals Inc (a)	132,778	929
	$ 1,402		Isis Pharmaceuticals Inc (a)	47,872	438
Oil & Gas - 2.55%			Jazz Pharmaceuticals Inc (a)	1,588	17
Abraxas Petroleum Corp (a)	2,807	9	Keryx Biopharmaceuticals Inc (a)	6,116	32
American Oil & Gas Inc (a)	3,693	32	Lannett Co Inc (a)	782	4
Apco Oil and Gas International Inc	1,066	39	MannKind Corp (a)	4,324	28
Brigham Exploration Co (a)	86,042	1,815	Medivation Inc (a)	2,508	29
Callon Petroleum Co (a)	3,211	16	Nabi Biopharmaceuticals (a)	5,042	25
Carrizo Oil & Gas Inc (a)	2,274	54	Nature's Sunshine Products Inc (a)	876	8
Clayton Williams Energy Inc (a)	599	36	Nektar Therapeutics (a)	6,940	101
Contango Oil & Gas Co (a)	564	30	Neogen Corp (a)	33,260	1,112
Contango Ore Inc (a),(b),(c)	79	—	Neurocrine Biosciences Inc (a)	3,617	29
Energy XXI Bermuda Ltd (a)	3,764	82	NeurogesX Inc (a)	1,246	9
Georesources Inc (a)	45,805	788	Obagi Medical Products Inc (a)	2,017	23
GMX Resources Inc (a)	44,924	201	Onyx Pharmaceuticals Inc (a)	4,004	107
Gulfport Energy Corp (a)	2,012	33	Opko Health Inc (a)	10,217	28
Houston American Energy Corp	2,079	29	Osiris Therapeutics Inc (a)	1,899	14
Kodiak Oil & Gas Corp (a)	9,136	38	Pharmacyclics Inc (a)	5,202	32
McMoRan Exploration Co (a)	5,405	91	Pharmasset Inc (a)	19,179	719
Northern Oil and Gas Inc (a)	3,263	64	PharMerica Corp (a)	1,306	13
Oasis Petroleum Inc (a)	1,553	33	POZEN Inc (a)	3,169	21
Panhandle Oil and Gas Inc	853	21	Progenics Pharmaceuticals Inc (a)	2,420	11
Petroquest Energy Inc (a)	1,411	8	Questcor Pharmaceuticals Inc (a)	3,954	48
RAM Energy Resources Inc (a)	5,868	8	Rigel Pharmaceuticals Inc (a)	3,834	32
Rosetta Resources Inc (a)	2,364	57	Salix Pharmaceuticals Ltd (a)	59,292	2,243
Stone Energy Corp (a)	345	5	Santarus Inc (a)	6,057	19
Swift Energy Co (a)	30,346	966	Savient Pharmaceuticals Inc (a)	4,981	62
TransAtlantic Petroleum Ltd (a)	9,321	28	Schiff Nutrition International Inc	378	3
Vaalco Energy Inc (a)	624	4	Sciclone Pharmaceuticals Inc (a)	4,329	15
Venoco Inc (a)	511	8	SIGA Technologies Inc (a)	2,033	27
W&T Offshore Inc	347	4	Somaxon Pharmaceuticals Inc (a)	3,395	9
Warren Resources Inc (a)	1,270	5	Synta Pharmaceuticals Corp (a)	2,769	10
Whiting Petroleum Corp (a)	22,495	2,259	Targacept Inc (a)	1,729	43
	$ 6,763		Theravance Inc (a)	4,061	83
			USANA Health Sciences Inc (a)	730	32
Oil & Gas Services - 1.47%
CARBO Ceramics Inc	1,417	119	Vivus Inc (a)	5,966	46
Dril-Quip Inc (a)	2,524	174	Zalicus Inc (a)	7,343	10
ION Geophysical Corp (a)	8,049	39		$ 11,540
Key Energy Services Inc (a)	811	8	Real Estate - 0.00%
Lufkin Industries Inc	2,198	107	HFF Inc (a)	1,340	13
Matrix Service Co (a)	599	5
Newpark Resources Inc (a)	129,340	761	REITS - 1.27%
OYO Geospace Corp (a)	453	28	Acadia Realty Trust	976	19
RPC Inc	82,820	1,823	Alexander's Inc	83	31
Tesco Corp (a)	66,281	839	Associated Estates Realty Corp	2,083	29
Tetra Technologies Inc (a)	917	9	Coresite Realty Corp (a)	19,264	290
	$ 3,912		DiamondRock Hospitality Co	95,619	1,012
Packaging & Containers - 0.22%			DuPont Fabros Technology Inc	57,068	1,433
Graham Packaging Co Inc (a)	199	2	EastGroup Properties Inc	882	36
Rock-Tenn Co	8,913	507	Equity Lifestyle Properties Inc	1,270	72
Silgan Holdings Inc	1,973	67	Equity One Inc	563	11
	$ 576		Getty Realty Corp	1,063	30
Pharmaceuticals - 4.34%			Home Properties Inc	917	50
Akorn Inc (a)	174,325	780	LTC Properties Inc	546	15
Alkermes Inc (a)	1,946	22	Mid-America Apartment Communities Inc	1,479	90
Antares Pharma Inc (a)	7,872	11	National Health Investors Inc	740	34
Ardea Biosciences Inc (a)	1,594	34	Omega Healthcare Investors Inc	1,327	30
Array BioPharma Inc (a)	5,930	19	PS Business Parks Inc	443	26
Auxilium Pharmaceuticals Inc (a)	3,076	76	Saul Centers Inc	464	20
AVI BioPharma Inc (a)	12,735	27	Tanger Factory Outlet Centers	1,711	82
Biodel Inc (a)	2,217	8	Universal Health Realty Income Trust	692	26
BioScrip Inc (a)	393,263	2,214	Urstadt Biddle Properties Inc	304	6
Caraco Pharmaceutical Laboratories Ltd (a)	301	2	Washington Real Estate Investment Trust	1,093	35
Catalyst Health Solutions Inc (a)	31,364	1,187		$ 3,377
Clarient Inc (a)	6,344	32	Retail - 6.33%
Cytori Therapeutics Inc (a)	4,916	24	99 Cents Only Stores (a)	2,899	45
Depomed Inc (a)	114,056	557	AFC Enterprises Inc (a)	2,499	32
Durect Corp (a)	10,404	28	AnnTaylor Stores Corp (a)	4,306	100
See accompanying notes			448

Schedule of Investments
SmallCap Growth Fund II
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Retail (continued)			Retail (continued)
Asbury Automotive Group Inc (a)	2,164 $	31	Zumiez Inc (a)	1,286 $	34
Biglari Holdings Inc (a)	15	5		$ 16,822
BJ's Restaurants Inc (a)	47,317	1,569	Savings & Loans - 0.01%
Body Central Corp (a)	59,518	798	Oritani Financial Corp	1,927	20
Bon-Ton Stores Inc/The (a)	465	5
Brown Shoe Co Inc	2,185	26	Semiconductors - 5.08%
Buckle Inc/The	1,837	53	Amkor Technology Inc (a)	8,093	58
Buffalo Wild Wings Inc (a)	5,967	281	Applied Micro Circuits Corp (a)	5,049	51
Build-A-Bear Workshop Inc (a)	89,113	626	ATMI Inc (a)	298	5
Caribou Coffee Co Inc (a)	870	9	AXT Inc (a)	1,446	12
Casey's General Stores Inc	1,077	45	Brooks Automation Inc (a)	4,401	30
Cash America International Inc	1,157	41	Cabot Microelectronics Corp (a)	599	23
Casual Male Retail Group Inc (a)	4,129	18	Cavium Networks Inc (a)	55,171	1,758
Cato Corp/The	2,052	54	Ceva Inc (a)	63,916	1,183
CEC Entertainment Inc (a)	1,570	52	Cirrus Logic Inc (a)	4,256	55
Cheesecake Factory Inc/The (a)	4,453	130	Cohu Inc	507	7
Childrens Place Retail Stores Inc/The (a)	1,865	82	Conexant Systems Inc (a)	9,037	14
Citi Trends Inc (a)	1,778	37	Diodes Inc (a)	2,666	59
Coinstar Inc (a)	2,351	135	Entegris Inc (a)	4,660	28
Collective Brands Inc (a)	3,247	50	Entropic Communications Inc (a)	77,862	651
Cost Plus Inc (a)	208,213	1,074	GSI Technology Inc (a)	1,517	11
Cracker Barrel Old Country Store Inc	1,623	87	GT Solar International Inc (a)	4,865	40
Denny's Corp (a)	11,651	38	Hittite Microwave Corp (a)	15,667	810
Destination Maternity Corp (a)	570	21	Integrated Device Technology Inc (a)	7,484	44
DineEquity Inc (a)	1,187	53	Integrated Silicon Solution Inc (a)	2,576	19
Domino's Pizza Inc (a)	1,517	23	IXYS Corp (a)	1,820	19
Dress Barn Inc (a)	4,094	94	Kopin Corp (a)	2,789	11
DSW Inc (a)	1,022	34	Kulicke & Soffa Industries Inc (a)	5,503	34
Einstein Noah Restaurant Group Inc (a)	535	6	Lattice Semiconductor Corp (a)	8,685	42
Express Inc (a)	1,914	26	LTX-Credence Corp (a)	5,648	36
Ezcorp Inc (a)	3,150	68	MaxLinear Inc (a)	846	9
Finish Line Inc/The	1,806	28	Micrel Inc	3,812	45
First Cash Financial Services Inc (a)	2,153	63	Microsemi Corp (a)	68,783	1,375
Gordmans Stores Inc (a)	332	3	Mindspeed Technologies Inc (a)	150,123	1,108
Gymboree Corp (a)	2,016	131	MIPS Technologies Inc (a)	3,623	53
Haverty Furniture Cos Inc	269	3	MKS Instruments Inc (a)	1,553	32
Hibbett Sports Inc (a)	81,148	2,187	Monolithic Power Systems Inc (a)	2,435	39
HSN Inc (a)	2,863	86	Nanometrics Inc (a)	2,135	29
Jack in the Box Inc (a)	3,316	77	Netlogic Microsystems Inc (a)	49,088	1,475
Jo-Ann Stores Inc (a)	2,012	87	Omnivision Technologies Inc (a)	2,545	69
JOS A Bank Clothiers Inc (a)	2,029	88	Pericom Semiconductor Corp (a)	351	3
Kirkland's Inc (a)	1,870	25	PLX Technology Inc (a)	4,129	15
Krispy Kreme Doughnuts Inc (a)	6,737	38	Power Integrations Inc	1,921	66
Liz Claiborne Inc (a)	5,966	37	Richardson Electronics Ltd/United States	85,667	927
Lumber Liquidators Holdings Inc (a)	29,023	699	Rovi Corp (a)	22,723	1,151
McCormick & Schmick's Seafood Restaurants Inc	86,059	768	Rubicon Technology Inc (a)	55,002	1,272
(a)			Semtech Corp (a)	4,037	86
Nu Skin Enterprises Inc	3,660	112	Sigma Designs Inc (a)	530	6
OfficeMax Inc (a)	1,996	35	Standard Microsystems Corp (a)	830	20
Pacific Sunwear of California Inc (a)	139,389	831	Supertex Inc (a)	1,175	28
Papa John's International Inc (a)	1,206	31	Tessera Technologies Inc (a)	2,188	43
PetMed Express Inc	2,755	43	TriQuint Semiconductor Inc (a)	12,098	125
PF Chang's China Bistro Inc	1,707	78	Ultratech Inc (a)	2,315	42
Pier 1 Imports Inc (a)	7,660	66	Veeco Instruments Inc (a)	10,256	429
Pricesmart Inc	1,079	32	Volterra Semiconductor Corp (a)	1,620	33
Retail Ventures Inc (a)	2,768	38	Zoran Corp (a)	564	4
Rue21 Inc (a)	1,093	29		$ 13,484
Ruth's Hospitality Group Inc (a)	3,591	16
			Software - 7.46%
Sally Beauty Holdings Inc (a)	6,248	76	Accelrys Inc (a)	3,500	25
Shoe Carnival Inc (a)	196	4	ACI Worldwide Inc (a)	2,537	62
Sonic Automotive Inc	941	10	Actuate Corp (a)	5,223	25
Sonic Corp (a)	3,779	34	Acxiom Corp (a)	48,373	849
Talbots Inc (a)	3,883	38	Advent Software Inc (a)	15,867	852
Texas Roadhouse Inc (a)	121,102	1,860	ANSYS Inc (a)	24,648	1,115
Ulta Salon Cosmetics & Fragrance Inc (a)	86,214	2,646	Ariba Inc (a)	6,703	126
Vera Bradley Inc (a)	2,840	78	Aspen Technology Inc (a)	4,640	52
Vitamin Shoppe Inc (a)	1,022	28	athenahealth Inc (a)	2,115	85
Wet Seal Inc/The (a)	156,333	547	Blackbaud Inc	3,342	85
Winmark Corp	268	9	Blackboard Inc (a)	32,594	1,361
World Fuel Services Corp	2,805	79	Bottomline Technologies Inc (a)	2,138	38
			Callidus Software Inc (a)	106,974	525

See accompanying notes

449

Schedule of Investments
SmallCap Growth Fund II
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Software (continued)			Telecommunications (continued)
CommVault Systems Inc (a)	3,219 $	93	Loral Space & Communications Inc (a)	699 $	39
Computer Programs & Systems Inc	722	33	Netgear Inc (a)	2,648	82
Concur Technologies Inc (a)	17,608	909	Neutral Tandem Inc (a)	2,566	38
Convio Inc (a)	706	6	Novatel Wireless Inc (a)	496	5
CSG Systems International Inc (a)	1,907	37	NTELOS Holdings Corp	2,083	38
Deltek Inc (a)	2,105	17	Oclaro Inc (a)	3,212	27
DemandTec Inc (a)	116,278	1,230	PAETEC Holding Corp (a)	6,678	28
Digi International Inc (a)	676	6	Plantronics Inc	3,760	135
Ebix Inc (a)	43,616	1,078	Powerwave Technologies Inc (a)	392,622	856
EPIQ Systems Inc	347	4	RF Micro Devices Inc (a)	20,924	153
Guidance Software Inc (a)	1,594	10	SAVVIS Inc (a)	2,427	58
Interactive Intelligence Inc (a)	74,845	1,849	Shenandoah Telecommunications Co	1,612	29
Lawson Software Inc (a)	10,203	91	ShoreTel Inc (a)	5,395	34
Mantech International Corp (a)	1,522	60	Sonus Networks Inc (a)	12,851	40
MedAssets Inc (a)	19,502	362	Syniverse Holdings Inc (a)	5,172	158
Medidata Solutions Inc (a)	43,534	811	Tekelec (a)	988	13
MicroStrategy Inc (a)	672	61	TeleNav Inc (a)	881	6
Monotype Imaging Holdings Inc (a)	2,471	24	Tessco Technologies Inc	327	5
NetSuite Inc (a)	1,183	24	USA Mobility Inc	1,411	24
Omnicell Inc (a)	2,399	33	ViaSat Inc (a)	36,348	1,496
Opnet Technologies Inc	1,562	31	Vonage Holdings Corp (a)	5,221	13
Parametric Technology Corp (a)	8,605	185	Westell Technologies Inc (a)	150,003	440
Pegasystems Inc	1,052	28			$ 16,130
Progress Software Corp (a)	3,158	118	Textiles - 0.00%
QAD Inc (a)	1,482	6	Culp Inc (a)	987	10
QLIK Technologies Inc (a)	1,225	31
Quality Systems Inc	9,981	641	Toys, Games & Hobbies - 0.00%
Quest Software Inc (a)	3,988	104	RC2 Corp (a)	203	4
RealPage Inc (a)	1,295	30
Renaissance Learning Inc	31,810	445	Transportation - 1.50%
RightNow Technologies Inc (a)	1,622	42	CAI International Inc (a)	440	7
Rosetta Stone Inc (a)	1,171	27	Dynamex Inc (a)	535	11
Schawk Inc	1,058	21	Forward Air Corp	2,241	60
Scientific Learning Corp (a)	45,609	159	Genesee & Wyoming Inc (a)	2,911	135
SciQuest Inc (a)	37,742	426	Golar LNG Ltd	347	5
Seachange International Inc (a)	1,581	13	Heartland Express Inc	3,862	58
SolarWinds Inc (a)	2,576	47	HUB Group Inc (a)	64,838	2,105
Synchronoss Technologies Inc (a)	1,540	33	Knight Transportation Inc	4,463	80
Taleo Corp (a)	69,157	1,984	Old Dominion Freight Line Inc (a)	2,889	81
Tyler Technologies Inc (a)	2,307	47	Pacer International Inc (a)	3,883	22
Ultimate Software Group Inc (a)	58,358	2,415	Quality Distribution Inc (a)	329	2
VeriFone Systems Inc (a)	31,333	1,060	Scorpio Tankers Inc (a)	1,164	14
	$ 19,831		UTI Worldwide Inc	72,141	1,386
Telecommunications - 6.07%			Werner Enterprises Inc	717	15
Acme Packet Inc (a)	65,143	2,576			$ 3,981
ADC Telecommunications Inc (a)	6,538	83	Trucking & Leasing - 0.02%
ADTRAN Inc	4,844	156	TAL International Group Inc	422	12
Alaska Communications Systems Group Inc	2,984	30	Textainer Group Holdings Ltd	1,095	28
Alliance Fiber Optic Products Inc	16,883	186			$ 40
Anaren Inc (a)	248	4	TOTAL COMMON STOCKS		$ 259,267
Anixter International Inc	1,058	57		Maturity
Applied Signal Technology Inc	41,173	1,382		Amount
Arris Group Inc (a)	2,918	27
Aruba Networks Inc (a)	129,266	2,832	REPURCHASE AGREEMENTS - 2.07%	(000's)	Value (000's)
			Banks - 2.07%
Atlantic Tele-Network Inc	634	27	Investment in Joint Trading Account; Bank of	$ 1,565	$ 1,565
AudioCodes Ltd (a)	143,867	718
Cincinnati Bell Inc (a)	6,433	16	America Repurchase Agreement; 0.22%
			dated 10/29/10 maturing 11/01/10
Comtech Telecommunications Corp	1,250	39	(collateralized by Sovereign Agency Issues;
Consolidated Communications Holdings Inc	2,306	43	$1,595,979; 0.00% - 5.25%; dated 05/01/13 -
CPI International Inc (a)	164	2
DigitalGlobe Inc (a)	1,791	58	04/15/42)
Extreme Networks (a)	2,855	9	Investment in Joint Trading Account; Credit Suisse	1,511	1,510
Finisar Corp (a)	4,896	83	Repurchase Agreement; 0.21% dated
GeoEye Inc (a)	1,434	63	10/29/10 maturing 11/01/10 (collateralized by
Hughes Communications Inc (a)	600	17	US Treasury Note; $1,540,744; 1.13%; dated
Infinera Corp (a)	5,283	43	01/15/12)
			Investment in Joint Trading Account; Deutsche	1,435	1,435
InterDigital Inc	3,391	114	Bank Repurchase Agreement; 0.21% dated
IPG Photonics Corp (a)	78,590	1,768
Ixia (a)	85,278	1,334	10/29/10 maturing 11/01/10 (collateralized by
Knology Inc (a)	1,806	26	Sovereign Agency Issues; $1,463,706; 0.38%
LogMeIn Inc (a)	18,129	720	- 3.75%; dated 12/06/10 - 01/29/15)

See accompanying notes

450

Schedule of Investments SmallCap Growth Fund II October 31, 2010

Maturity
Amount
REPURCHASE AGREEMENTS (continued)	(000's)	Value (000's)
Banks (continued)
Investment in Joint Trading Account; Morgan	$ 982	$ 982
Stanley Repurchase Agreement; 0.20% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $1,001,483; 1.88%
- 6.13%; dated 01/09/12 - 02/21/13)
$ 5,492
TOTAL REPURCHASE AGREEMENTS		$ 5,492
Total Investments		$ 264,759
Other Assets in Excess of Liabilities, Net - 0.35%		$ 928
TOTAL NET ASSETS - 100.00%		$ 265,687

(a)	Non-Income Producing Security
(b)	Security is Illiquid
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $0 or 0.00% of net assets.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 58,014
Unrealized Depreciation		(7,626)
Net Unrealized Appreciation (Depreciation)		$ 50,388
Cost for federal income tax purposes		$ 214,371
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		22 .13%
Consumer, Cyclical		17.83%
Technology		16 .27%
Communications		14 .79%
Industrial		13 .46%
Financial		5 .84%
Energy		5 .06%
Basic Materials		4 .24%
Utilities		0 .03%
Diversified		0 .00%
Other Assets in Excess of Liabilities, Net		0 .35%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2010	Long	123	$ 8,529	$ 8,637	$ 108
$ 108

All dollar amounts are shown in thousands (000's)

See accompanying notes

451

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2010

COMMON STOCKS - 98.29%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Aerospace & Defense - 2.70%			Banks (continued)
AAR Corp (a)	31,829 $	702	Sterling Bancshares Inc/TX	82,170 $	443
Aerovironment Inc (a)	12,117	284	Susquehanna Bancshares Inc	104,566	826
Cubic Corp	12,717	554	Tompkins Financial Corp	6,636	256
Curtiss-Wright Corp	37,142	1,147	Trustco Bank Corp NY	62,075	335
Esterline Technologies Corp (a)	24,247	1,465	UMB Financial Corp	24,145	895
GenCorp Inc (a)	47,242	230	Umpqua Holdings Corp	92,327	1,016
Kaman Corp	20,919	564	United Bankshares Inc	30,919	826
Moog Inc (a)	36,586	1,376	United Community Banks Inc/GA (a)	76,042	149
National Presto Industries Inc	4,205	471	Whitney Holding Corp/LA	77,906	645
Orbital Sciences Corp (a)	46,579	756	Wilshire Bancorp Inc	15,689	105
Teledyne Technologies Inc (a)	29,230	1,215	Wintrust Financial Corp	25,084	751
Triumph Group Inc	13,262	1,109		$ 21,414
	$ 9,873		Beverages - 0.26%
Agriculture - 0.25%			Boston Beer Co Inc (a)	7,550	541
Alliance One International Inc (a)	72,028	318	Peet's Coffee & Tea Inc (a)	10,365	396
Andersons Inc/The	14,834	584		$ 937
	$ 902		Biotechnology - 1.07%
Airlines - 0.35%			Arqule Inc (a)	30,035	166
Allegiant Travel Co	12,542	591	Cambrex Corp (a)	23,689	107
Skywest Inc	45,259	686	Cubist Pharmaceuticals Inc (a)	47,553	1,107
	$ 1,277		Emergent Biosolutions Inc (a)	17,323	313
Apparel - 2.66%			Enzo Biochem Inc (a)	27,066	117
Carter's Inc (a)	47,921	1,193	Martek Biosciences Corp (a)	26,992	592
CROCS Inc (a)	69,840	973	Regeneron Pharmaceuticals Inc (a)	57,901	1,510
Deckers Outdoor Corp (a)	31,176	1,811		$ 3,912
Iconix Brand Group Inc (a)	58,288	1,020	Building Materials - 1.36%
K-Swiss Inc (a)	21,875	266	AAON Inc	9,609	236
Maidenform Brands Inc (a)	18,607	498	Apogee Enterprises Inc	22,619	237
Oxford Industries Inc	11,215	258	Comfort Systems USA Inc	30,579	350
Perry Ellis International Inc (a)	8,077	182	Drew Industries Inc (a)	15,430	325
Quiksilver Inc (a)	104,412	436	Eagle Materials Inc	35,599	835
Skechers U.S.A. Inc (a)	27,221	529	Gibraltar Industries Inc (a)	24,423	223
Steven Madden Ltd (a)	18,517	783	NCI Building Systems Inc (a)	13,566	135
True Religion Apparel Inc (a)	20,537	420	Quanex Building Products Corp	30,322	546
Volcom Inc (a)	13,773	237	Simpson Manufacturing Co Inc	31,877	847
Wolverine World Wide Inc	39,332	1,145	Texas Industries Inc	22,408	766
	$ 9,751		Universal Forest Products Inc	15,583	470
Automobile Parts & Equipment - 0.17%				$ 4,970
Spartan Motors Inc	26,505	135	Chemicals - 1.59%
Standard Motor Products Inc	15,809	168	A Schulman Inc	25,381	551
Superior Industries International Inc	18,732	336	American Vanguard Corp	17,213	127
	$ 639		Arch Chemicals Inc	20,252	719
Banks - 5.85%			Balchem Corp	22,832	698
Bank Mutual Corp	36,850	178	HB Fuller Co	39,474	815
Bank of the Ozarks Inc	10,526	400	OM Group Inc (a)	24,883	828
Boston Private Financial Holdings Inc	61,294	350	Penford Corp (a)	9,161	54
City Holding Co	12,567	398	PolyOne Corp (a)	75,041	969
Columbia Banking System Inc	31,701	577	Quaker Chemical Corp	9,077	330
Community Bank System Inc	26,732	625	Stepan Co	6,239	421
East West Bancorp Inc	119,295	2,103	Zep Inc	17,514	318
First BanCorp/Puerto Rico (a)	256,237	78		$ 5,830
First Commonwealth Financial Corp	74,273	432	Commercial Services - 5.42%
First Financial Bancorp	46,806	788	ABM Industries Inc	37,889	854
First Financial Bankshares Inc	16,808	794	Administaff Inc	18,150	476
First Midwest Bancorp Inc/IL	59,701	639	American Public Education Inc (a)	14,896	417
Glacier Bancorp Inc	57,976	754	AMN Healthcare Services Inc (a)	31,510	167
Hancock Holding Co	23,784	747	Arbitron Inc	21,635	548
Hanmi Financial Corp (a)	121,892	143	Capella Education Co (a)	13,501	740
Home Bancshares Inc/AR	17,647	363	CDI Corp	10,435	150
Independent Bank Corp/Rockland MA	17,093	402	Chemed Corp	18,371	1,083
Nara Bancorp Inc (a)	30,600	240	Consolidated Graphics Inc (a)	8,190	381
National Penn Bancshares Inc	101,655	660	Corvel Corp (a)	5,360	240
NBT Bancorp Inc	27,803	613	Cross Country Healthcare Inc (a)	25,062	183
Old National Bancorp/IN	70,275	665	Forrester Research Inc (a)	11,820	391
Pinnacle Financial Partners Inc (a)	26,952	308	Geo Group Inc/The (a)	51,998	1,334
PrivateBancorp Inc	47,197	556	Healthcare Services Group Inc	35,329	849
S&T Bancorp Inc	19,963	391	Heartland Payment Systems Inc	30,702	438
Signature Bank/New York NY (a)	32,725	1,382	Heidrick & Struggles International Inc	14,127	303
Simmons First National Corp	13,888	378	Hillenbrand Inc	50,208	1,079
Sterling Bancorp/NY	21,639	203	HMS Holdings Corp (a)	21,956	1,320

See accompanying notes

452

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Commercial Services (continued)			Electric - 1.79%
Kelly Services Inc (a)	22,774 $	338	Allete Inc	25,026 $	911
Kendle International Inc (a)	12,017	110	Avista Corp	44,628	975
Landauer Inc	7,579	463	Central Vermont Public Service Corp	10,088	204
Live Nation Entertainment Inc (a)	120,268	1,141	CH Energy Group Inc	12,756	580
MAXIMUS Inc	13,966	847	El Paso Electric Co (a)	35,086	863
Medifast Inc (a)	10,815	258	NorthWestern Corp	29,169	868
Midas Inc (a)	11,468	84	UIL Holdings Corp	38,515	1,115
Monro Muffler Brake Inc	16,176	772	Unisource Energy Corp	29,292	1,027
On Assignment Inc (a)	29,402	166		$ 6,543
Parexel International Corp (a)	47,149	1,014	Electrical Components & Equipment - 0.84%
Pre-Paid Legal Services Inc (a)	8,002	482	Advanced Energy Industries Inc (a)	31,032	446
Rewards Network Inc (a)	7,101	97	Belden Inc	37,739	1,053
SFN Group Inc (a)	42,459	322	Encore Wire Corp	15,323	318
StarTek Inc (a)	9,598	39	Littelfuse Inc	17,802	755
TeleTech Holdings Inc (a)	23,771	361	Powell Industries Inc (a)	7,150	221
TrueBlue Inc (a)	35,510	499	Vicor Corp	15,796	281
Universal Technical Institute Inc	16,793	325		$ 3,074
Viad Corp	16,563	331	Electronics - 4.16%
Volt Information Sciences Inc (a)	9,578	77	American Science & Engineering Inc	7,281	599
Wright Express Corp (a)	30,847	1,163	Analogic Corp	10,388	474
	$ 19,842		Badger Meter Inc	12,107	503
Computers - 2.06%			Bel Fuse Inc	9,435	215
Agilysys Inc (a)	15,768	95	Benchmark Electronics Inc (a)	50,171	824
CACI International Inc (a)	24,431	1,225	Brady Corp	42,408	1,304
Ciber Inc (a)	55,978	205	Checkpoint Systems Inc (a)	31,846	701
Compellent Technologies Inc (a)	18,727	473	CTS Corp	27,557	280
Hutchinson Technology Inc (a)	18,834	64	Cymer Inc (a)	23,814	880
Insight Enterprises Inc (a)	37,298	564	Daktronics Inc	28,276	309
Integral Systems Inc/MD (a)	14,166	120	Dionex Corp (a)	14,073	1,256
Manhattan Associates Inc (a)	17,796	548	Electro Scientific Industries Inc (a)	19,167	223
Mercury Computer Systems Inc (a)	19,173	304	FARO Technologies Inc (a)	13,027	314
MTS Systems Corp	13,079	429	FEI Co (a)	30,752	669
NCI Inc (a)	6,377	119	II-VI Inc (a)	20,437	804
Netscout Systems Inc (a)	28,043	658	Keithley Instruments Inc	10,561	228
Radiant Systems Inc (a)	25,991	507	LoJack Corp (a)	14,896	73
Radisys Corp (a)	19,489	190	Methode Electronics Inc	29,670	276
Stratasys Inc (a)	16,573	519	Newport Corp (a)	29,600	430
Super Micro Computer Inc (a)	19,780	220	OSI Systems Inc (a)	14,838	534
SYKES Enterprises Inc (a)	33,244	552	Park Electrochemical Corp	16,633	449
Synaptics Inc (a)	27,785	748	Plexus Corp (a)	32,565	988
	$ 7,540		Rofin-Sinar Technologies Inc (a)	23,206	648
Consumer Products - 0.54%			Rogers Corp (a)	12,754	454
Blyth Inc	4,378	176	Sonic Solutions Inc (a)	38,489	461
Central Garden and Pet Co - A Shares (a)	45,569	476	Technitrol Inc	33,440	154
Helen of Troy Ltd (a)	24,729	634	TTM Technologies Inc (a)	34,852	365
Kid Brands Inc (a)	17,370	170	Watts Water Technologies Inc	23,492	826
Standard Register Co/The	10,260	33		$ 15,241
WD-40 Co	13,423	495	Energy - Alternate Sources - 0.05%
	$ 1,984		Headwaters Inc (a)	48,722	166
Distribution & Wholesale - 1.00%
Brightpoint Inc (a)	56,363	422	Engineering & Contruction - 0.83%
MWI Veterinary Supply Inc (a)	9,947	569	Dycom Industries Inc (a)	30,881	331
Pool Corp	39,968	805	EMCOR Group Inc (a)	53,486	1,383
Scansource Inc (a)	21,535	645	Exponent Inc (a)	11,185	357
School Specialty Inc (a)	12,931	173	Insituform Technologies Inc (a)	31,629	683
United Stationers Inc (a)	18,841	1,059	Orion Marine Group Inc (a)	21,685	271
	$ 3,673			$ 3,025
Diversified Financial Services - 1.59%			Entertainment - 0.28%
Interactive Brokers Group Inc (a)	34,038	637	Pinnacle Entertainment Inc (a)	49,227	630
Investment Technology Group Inc (a)	34,442	491	Shuffle Master Inc (a)	43,235	407
LaBranche & Co Inc (a)	29,817	97		$ 1,037
National Financial Partners Corp (a)	34,377	475	Environmental Control - 0.65%
optionsXpress Holdings Inc (a)	34,260	547	Calgon Carbon Corp (a)	45,281	680
Piper Jaffray Cos (a)	12,508	387	Darling International Inc (a)	66,475	665
Portfolio Recovery Associates Inc (a)	13,751	922	Tetra Tech Inc (a)	49,777	1,048
Stifel Financial Corp (a)	28,875	1,368		$ 2,393
SWS Group Inc	23,609	162	Food - 2.05%
TradeStation Group Inc (a)	32,641	179	Calavo Growers Inc	9,689	213
World Acceptance Corp (a)	12,628	545	Cal-Maine Foods Inc	10,763	312
	$ 5,810		Diamond Foods Inc	17,583	777

See accompanying notes

453

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Food (continued)			Healthcare - Services (continued)
Great Atlantic & Pacific Tea Co (a)	20,777 $	71	Magellan Health Services Inc (a)	26,911 $	1,292
Hain Celestial Group Inc (a)	34,518	854	Medcath Corp (a)	16,520	164
J&J Snack Foods Corp	11,482	492	Molina Healthcare Inc (a)	13,470	349
Lance Inc	26,160	595	RehabCare Group Inc (a)	20,099	447
Nash Finch Co	9,926	416	Res-Care Inc (a)	20,633	273
Sanderson Farms Inc	15,581	654		$ 10,583
Seneca Foods Corp (a)	7,376	170	Home Builders - 0.34%
Spartan Stores Inc	18,241	273	M/I Homes Inc (a)	14,933	158
TreeHouse Foods Inc (a)	28,531	1,332	Meritage Homes Corp (a)	25,864	473
United Natural Foods Inc (a)	38,026	1,360	Skyline Corp	5,547	99
	$ 7,519		Standard Pacific Corp (a)	79,906	290
Forest Products & Paper - 0.87%			Winnebago Industries Inc (a)	23,470	235
Buckeye Technologies Inc	31,725	573		$ 1,255
Clearwater Paper Corp (a)	9,254	747	Home Furnishings - 0.42%
Deltic Timber Corp	8,666	404	Audiovox Corp (a)	14,948	97
Neenah Paper Inc	11,899	183	DTS Inc/CA (a)	13,815	550
Schweitzer-Mauduit International Inc	14,802	950	Ethan Allen Interiors Inc	23,170	351
Wausau Paper Corp	39,522	334	La-Z-Boy Inc (a)	41,784	325
	$ 3,191		Universal Electronics Inc (a)	10,854	228
Gas - 1.98%				$ 1,551
Laclede Group Inc/The	17,971	631	Housewares - 0.39%
New Jersey Resources Corp	33,219	1,345	Toro Co	25,241	1,433
Northwest Natural Gas Co	21,425	1,056
Piedmont Natural Gas Co Inc	58,136	1,714	Insurance - 2.43%
South Jersey Industries Inc	24,083	1,213	Amerisafe Inc (a)	15,030	287
Southwest Gas Corp	36,637	1,274	Delphi Financial Group Inc	43,747	1,184
	$ 7,233		eHealth Inc (a)	18,983	257
Healthcare - Products - 4.05%			Employers Holdings Inc	33,096	536
Abaxis Inc (a)	17,995	432	Horace Mann Educators Corp	31,763	594
Affymetrix Inc (a)	57,046	255	Infinity Property & Casualty Corp	10,198	528
Align Technology Inc (a)	54,646	931	Navigators Group Inc/The (a)	10,079	463
American Medical Systems Holdings Inc (a)	61,268	1,238	Presidential Life Corp	17,167	164
Cantel Medical Corp	10,191	189	ProAssurance Corp (a)	25,641	1,474
CONMED Corp (a)	23,212	511	RLI Corp	13,330	765
Cooper Cos Inc/The	37,547	1,852	Safety Insurance Group Inc	12,106	563
CryoLife Inc (a)	22,762	147	Selective Insurance Group Inc	43,064	729
Cyberonics Inc (a)	19,361	533	Stewart Information Services Corp	14,807	160
Greatbatch Inc (a)	18,743	408	Tower Group Inc	34,769	844
Haemonetics Corp (a)	19,888	1,087	United Fire & Casualty Co	17,188	344
Hanger Orthopedic Group Inc (a)	26,067	488		$ 8,892
ICU Medical Inc (a)	9,434	344	Internet - 1.91%
Integra LifeSciences Holdings Corp (a)	16,878	726	Blue Coat Systems Inc (a)	34,443	929
Invacare Corp	26,109	705	Blue Nile Inc (a)	11,543	492
Kensey Nash Corp (a)	7,174	193	comScore Inc (a)	20,329	478
LCA-Vision Inc (a)	15,078	105	DealerTrack Holdings Inc (a)	32,534	629
Meridian Bioscience Inc	32,760	750	eResearchTechnology Inc (a)	34,659	264
Merit Medical Systems Inc (a)	22,749	360	Infospace Inc (a)	29,043	245
Natus Medical Inc (a)	23,266	305	j2 Global Communications Inc (a)	36,741	968
Osteotech Inc (a)	14,614	95	Knot Inc/The (a)	24,427	221
Palomar Medical Technologies Inc (a)	14,955	158	Liquidity Services Inc (a)	13,845	221
PSS World Medical Inc (a)	45,512	1,075	NutriSystem Inc	21,681	415
SurModics Inc (a)	14,035	168	PC-Tel Inc (a)	15,189	90
Symmetry Medical Inc (a)	28,977	256	Perficient Inc (a)	24,237	256
West Pharmaceutical Services Inc	26,826	957	Sourcefire Inc (a)	22,360	527
Zoll Medical Corp (a)	17,339	564	Stamps.com Inc (a)	9,550	152
	$ 14,832		United Online Inc	70,414	435
Healthcare - Services - 2.89%			Websense Inc (a)	34,234	689
Air Methods Corp (a)	8,945	366		$ 7,011
Almost Family Inc (a)	6,636	229	Leisure Products & Services - 1.12%
Amedisys Inc (a)	23,235	591	Arctic Cat Inc (a)	9,838	131
AMERIGROUP Corp (a)	41,133	1,716	Brunswick Corp/DE	71,447	1,130
Amsurg Corp (a)	24,927	451	Callaway Golf Co	51,918	357
Bio-Reference Labs Inc (a)	19,741	426	Interval Leisure Group Inc (a)	32,593	468
Centene Corp (a)	39,688	886	Multimedia Games Inc (a)	22,228	87
Ensign Group Inc/The	10,540	198	Nautilus Inc (a)	16,606	25
Genoptix Inc (a)	14,175	241	Polaris Industries Inc	26,807	1,906
Gentiva Health Services Inc (a)	24,030	559		$ 4,104
Healthspring Inc (a)	46,120	1,346
			Lodging - 0.09%
Healthways Inc (a)	27,594	289	Marcus Corp	17,434	224
IPC The Hospitalist Co Inc (a)	13,106	420
LHC Group Inc (a)	12,636	340
See accompanying notes			454

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Lodging (continued)			Oil & Gas (continued)
Monarch Casino & Resort Inc (a)	9,104 $	105	Swift Energy Co (a)	30,537 $	973
	$ 329			$ 6,882
Machinery - Construction & Mining - 0.13%			Oil & Gas Services - 2.30%
Astec Industries Inc (a)	16,047	473	Basic Energy Services Inc (a)	18,631	206
			CARBO Ceramics Inc	15,276	1,280
Machinery - Diversified - 1.46%			Gulf Island Fabrication Inc	11,544	264
Albany International Corp	22,313	455	Hornbeck Offshore Services Inc (a)	18,760	417
Applied Industrial Technologies Inc	30,410	925	ION Geophysical Corp (a)	122,813	600
Briggs & Stratton Corp	40,579	714	Lufkin Industries Inc	24,154	1,180
Cascade Corp	7,423	263	Matrix Service Co (a)	21,214	193
Cognex Corp	31,995	854	Oil States International Inc (a)	40,521	2,071
Gerber Scientific Inc (a)	20,257	135	SEACOR Holdings Inc (a)	17,105	1,621
Intermec Inc (a)	39,893	465	Tetra Technologies Inc (a)	61,367	599
Intevac Inc (a)	18,082	183		$ 8,431
Lindsay Corp	10,066	580	Pharmaceuticals - 1.81%
Robbins & Myers Inc	26,561	771	Catalyst Health Solutions Inc (a)	31,426	1,189
	$ 5,345		Hi-Tech Pharmacal Co Inc (a)	8,209	178
Media - 0.26%			Mannatech Inc (a)	12,813	24
DG FastChannel Inc (a)	19,720	464	Neogen Corp (a)	18,285	611
Dolan Co/The (a)	24,583	263	Par Pharmaceutical Cos Inc (a)	28,356	922
EW Scripps Co (a)	24,566	215	PharMerica Corp (a)	24,707	248
	$ 942		Salix Pharmaceuticals Ltd (a)	46,610	1,763
Metal Fabrication & Hardware - 0.96%			Savient Pharmaceuticals Inc (a)	54,501	676
AM Castle & Co (a)	13,512	208	Viropharma Inc (a)	62,770	1,027
CIRCOR International Inc	13,781	484		$ 6,638
Kaydon Corp	26,967	940	Publicly Traded Investment Fund - 1.23%
Lawson Products Inc/DE	3,229	60	iShares S&P SmallCap 600 Index Fund	72,920	4,495
Mueller Industries Inc	30,451	895
Olympic Steel Inc	7,378	165	Real Estate - 0.14%
RTI International Metals Inc (a)	24,251	754	Forestar Group Inc (a)	29,364	502
	$ 3,506
Mining - 0.62%			REITS - 7.63%
AMCOL International Corp	20,275	562	Acadia Realty Trust	32,365	617
Brush Engineered Materials Inc (a)	16,406	544	BioMed Realty Trust Inc	103,657	1,902
Century Aluminum Co (a)	45,606	617	Cedar Shopping Centers Inc	37,622	237
Kaiser Aluminum Corp	11,921	536	Colonial Properties Trust	57,433	1,030
	$ 2,259		DiamondRock Hospitality Co	124,611	1,318
Miscellaneous Manufacturing - 2.59%			EastGroup Properties Inc	21,743	880
Actuant Corp	54,767	1,231	Entertainment Properties Trust	37,485	1,733
AO Smith Corp	17,964	1,007	Extra Space Storage Inc	70,499	1,142
AZZ Inc	10,017	372	Franklin Street Properties Corp	55,886	746
Barnes Group Inc	36,744	668	Healthcare Realty Trust Inc	51,306	1,238
Ceradyne Inc (a)	20,455	487	Home Properties Inc	30,227	1,646
CLARCOR Inc	40,823	1,619	Inland Real Estate Corp	60,028	522
EnPro Industries Inc (a)	16,575	582	Kilroy Realty Corp	42,203	1,442
ESCO Technologies Inc	21,349	732	Kite Realty Group Trust	50,966	244
Federal Signal Corp	50,171	283	LaSalle Hotel Properties	56,263	1,333
Griffon Corp (a)	37,286	440	Lexington Realty Trust	93,132	725
John Bean Technologies Corp	22,697	388	LTC Properties Inc	20,798	579
LSB Industries Inc (a)	13,094	293	Medical Properties Trust Inc	89,704	1,004
Lydall Inc (a)	13,772	102	Mid-America Apartment Communities Inc	26,441	1,614
Movado Group Inc (a)	13,947	157	National Retail Properties Inc	67,216	1,822
Myers Industries Inc	28,468	251	Parkway Properties Inc/MD	17,673	275
Standex International Corp	10,055	271	Pennsylvania Real Estate Investment Trust	44,596	636
Sturm Ruger & Co Inc	15,507	243	Post Properties Inc	39,253	1,195
Tredegar Corp	18,478	356	PS Business Parks Inc	15,074	893
	$ 9,482		Sovran Self Storage Inc	22,246	869
Office Furnishings - 0.20%			Tanger Factory Outlet Centers	32,631	1,564
Interface Inc	51,283	738	Universal Health Realty Income Trust	9,879	367
			Urstadt Biddle Properties Inc	18,638	358
Oil & Gas - 1.88%				$ 27,931
Gulfport Energy Corp (a)	22,068	368	Retail - 8.93%
Holly Corp	35,604	1,165	Big 5 Sporting Goods Corp	17,586	238
Penn Virginia Corp	36,703	544	Biglari Holdings Inc (a)	1,155	385
Petroleum Development Corp (a)	15,519	484	BJ's Restaurants Inc (a)	18,124	601
Petroquest Energy Inc (a)	44,834	250	Brown Shoe Co Inc	35,356	415
Pioneer Drilling Co (a)	43,675	269	Buckle Inc/The	21,061	613
Seahawk Drilling Inc (a)	9,551	96	Buffalo Wild Wings Inc (a)	14,665	690
SM Energy Co	50,878	2,121	Cabela's Inc (a)	32,274	598
Stone Energy Corp (a)	39,148	612	California Pizza Kitchen Inc (a)	19,816	327
			Casey's General Stores Inc	30,512	1,265

See accompanying notes

455

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Retail (continued)			Semiconductors (continued)
Cash America International Inc	23,691 $	835	Standard Microsystems Corp (a)	18,209 $	440
Cato Corp/The	23,764	629	Supertex Inc (a)	10,475	246
CEC Entertainment Inc (a)	17,361	576	Tessera Technologies Inc (a)	40,501	799
Childrens Place Retail Stores Inc/The (a)	21,960	968	TriQuint Semiconductor Inc (a)	125,454	1,292
Christopher & Banks Corp	28,883	172	Ultratech Inc (a)	19,490	357
Coinstar Inc (a)	26,376	1,519	Varian Semiconductor Equipment Associates Inc	60,311	1,970
Cracker Barrel Old Country Store Inc	18,994	1,024	(a)
DineEquity Inc (a)	12,430	552	Veeco Instruments Inc (a)	32,954	1,379
Ezcorp Inc (a)	39,678	852	Volterra Semiconductor Corp (a)	21,664	443
Finish Line Inc/The	43,858	671		$ 17,341
First Cash Financial Services Inc (a)	24,408	710	Software - 4.00%
Fred's Inc	31,613	379	Avid Technology Inc (a)	23,344	295
Genesco Inc (a)	19,388	635	Blackbaud Inc	35,316	897
Group 1 Automotive Inc	19,218	678	Bowne & Co Inc	32,330	367
Gymboree Corp (a)	22,042	1,434	CommVault Systems Inc (a)	34,814	1,007
Haverty Furniture Cos Inc	14,968	160	Computer Programs & Systems Inc	8,838	404
Hibbett Sports Inc (a)	22,949	618	Concur Technologies Inc (a)	36,412	1,880
HOT Topic Inc	35,938	206	CSG Systems International Inc (a)	27,460	534
HSN Inc (a)	31,079	930	Digi International Inc (a)	20,147	195
Jack in the Box Inc (a)	44,417	1,029	Ebix Inc (a)	27,910	689
Jo-Ann Stores Inc (a)	21,786	942	Epicor Software Corp (a)	37,257	350
JOS A Bank Clothiers Inc (a)	22,191	968	EPIQ Systems Inc	27,382	321
Kirkland's Inc (a)	12,664	170	Interactive Intelligence Inc (a)	10,588	262
Lithia Motors Inc	17,480	191	JDA Software Group Inc (a)	33,698	853
Liz Claiborne Inc (a)	76,175	466	MicroStrategy Inc (a)	7,087	642
Lumber Liquidators Holdings Inc (a)	18,790	452	Omnicell Inc (a)	26,352	368
MarineMax Inc (a)	17,845	133	Phoenix Technologies Ltd (a)	28,310	117
Men's Wearhouse Inc	42,472	1,038	Progress Software Corp (a)	34,906	1,304
O'Charleys Inc (a)	15,207	114	Quality Systems Inc	15,383	988
OfficeMax Inc (a)	68,536	1,213	Smith Micro Software Inc (a)	24,310	296
Papa John's International Inc (a)	16,533	427	SYNNEX Corp (a)	18,942	550
PEP Boys-Manny Moe & Jack	42,314	495	Take-Two Interactive Software Inc (a)	68,507	730
PetMed Express Inc	18,474	285	Taleo Corp (a)	32,258	925
PF Chang's China Bistro Inc	18,633	856	THQ Inc (a)	54,625	218
Red Robin Gourmet Burgers Inc (a)	12,594	256	Tyler Technologies Inc (a)	21,799	445
Ruby Tuesday Inc (a)	52,234	632		$ 14,637
Ruth's Hospitality Group Inc (a)	24,947	114
			Storage & Warehousing - 0.14%
Sonic Automotive Inc	28,454	311	Mobile Mini Inc (a)	29,332	511
Sonic Corp (a)	49,689	441
Stage Stores Inc	30,383	405	Telecommunications - 2.86%
Stein Mart Inc (a)	21,720	204	Anixter International Inc	22,610	1,214
Texas Roadhouse Inc (a)	46,767	718	Applied Signal Technology Inc	10,800	362
Tuesday Morning Corp (a)	29,483	141	Arris Group Inc (a)	100,904	939
World Fuel Services Corp	54,427	1,536	Atlantic Tele-Network Inc	7,262	307
Zale Corp (a)	18,636	48	Black Box Corp	14,190	471
Zumiez Inc (a)	16,775	440	Cbeyond Inc (a)	24,843	337
	$ 32,705		Comtech Telecommunications Corp	22,823	703
Savings & Loans - 0.22%			EMS Technologies Inc (a)	12,334	220
Brookline Bancorp Inc	47,595	464	General Communication Inc (a)	36,467	381
Dime Community Bancshares Inc	22,278	325	Harmonic Inc (a)	78,641	549
	$ 789		Netgear Inc (a)	28,554	880
Semiconductors - 4.74%			Network Equipment Technologies Inc (a)	24,190	76
Actel Corp (a)	21,160	441	Neutral Tandem Inc (a)	26,640	390
ATMI Inc (a)	25,407	449	Novatel Wireless Inc (a)	25,486	267
Brooks Automation Inc (a)	52,750	358	NTELOS Holdings Corp	23,869	434
Cabot Microelectronics Corp (a)	18,790	726	Oplink Communications Inc (a)	16,902	295
Cohu Inc	19,112	274	Symmetricom Inc (a)	35,366	220
Cypress Semiconductor Corp (a)	129,101	1,820	Tekelec (a)	55,188	719
Diodes Inc (a)	28,954	636	Tollgrade Communications Inc (a)	8,401	67
DSP Group Inc (a)	18,824	135	USA Mobility Inc	17,787	299
Exar Corp (a)	35,640	237	ViaSat Inc (a)	32,686	1,346
Hittite Microwave Corp (a)	19,673	1,017		$ 10,476
Kopin Corp (a)	53,737	205	Textiles - 0.25%
Kulicke & Soffa Industries Inc (a)	56,777	353	G&K Services Inc	14,980	370
Micrel Inc	40,704	485	Unifirst Corp/MA	11,827	545
Microsemi Corp (a)	66,974	1,340		$ 915
MKS Instruments Inc (a)	40,450	835
			Toys, Games & Hobbies - 0.22%
Monolithic Power Systems Inc (a)	29,484	474	Jakks Pacific Inc (a)	22,501	424
Pericom Semiconductor Corp (a)	20,111	189	RC2 Corp (a)	17,435	368
Rudolph Technologies Inc (a)	25,263	188		$ 792
Sigma Designs Inc (a)	22,213	253

See accompanying notes

456

     Schedule of Investments SmallCap S&P 600 Index Fund October 31, 2010

			Portfolio Summary (unaudited)
			Sector	Percent
COMMON STOCKS (continued)		Shares Held Value (000's)	Financial	19 .42%
Transportation - 1.56%			Consumer, Non-cyclical	18 .34%
Arkansas Best Corp	20,408 $	517
Bristow Group Inc (a)	29,160	1,131	Industrial	17 .24%
Forward Air Corp	23,390	629	Consumer, Cyclical	16 .56%
Heartland Express Inc	40,942	610	Technology	10.80%
HUB Group Inc (a)	30,378	986	Communications	5 .03%
Knight Transportation Inc	49,861	891	Energy	4 .23%
Old Dominion Freight Line Inc (a)	33,815	949	Utilities	3 .92%
			Basic Materials	3 .08%
		$ 5,713	Exchange Traded Funds	1 .23%
Water - 0.15%			Other Assets in Excess of Liabilities, Net	0 .15%
American States Water Co	14,990	560	TOTAL NET ASSETS	100.00%

TOTAL COMMON STOCKS		$ 359,829
	Maturity
	Amount
REPURCHASE AGREEMENTS - 1.56%	(000's)	Value (000's)
Banks - 1.56%
Investment in Joint Trading Account; Bank of	$ 1,626	$ 1,626
America Repurchase Agreement; 0.22%
dated 10/29/10 maturing 11/01/10
(collateralized by Sovereign Agency Issues;
$1,658,470; 0.00% - 5.25%; dated 05/01/13 -
04/15/42)
Investment in Joint Trading Account; Credit Suisse	1,570	1,570
Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
US Treasury Note; $1,601,072; 1.13%; dated
01/15/12)
Investment in Joint Trading Account; Deutsche	1,491	1,491
Bank Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $1,521,018; 0.38%
- 3.75%; dated 12/06/10 - 01/29/15)
Investment in Joint Trading Account; Morgan	1,020	1,020
Stanley Repurchase Agreement; 0.20% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $1,040,697; 1.88%
- 6.13%; dated 01/09/12 - 02/21/13)
		$ 5,707
TOTAL REPURCHASE AGREEMENTS		$ 5,707
Total Investments		$ 365,536
Other Assets in Excess of Liabilities, Net - 0.15%		$ 541
TOTAL NET ASSETS - 100.00%		$ 366,077

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation		$ 46,786
Unrealized Depreciation		(46,226)
Net Unrealized Appreciation (Depreciation)		$ 560
Cost for federal income tax purposes		$ 364,976
All dollar amounts are shown in thousands (000's)

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2010	Long	85	$ 5,916	$ 5,969	$ 53
$ 53

All dollar amounts are shown in thousands (000's)

See accompanying notes

457

Schedule of Investments SmallCap Value Fund October 31, 2010

COMMON STOCKS - 96.18%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Aerospace & Defense - 1.95%			Diversified Financial Services - 1.47%
Esterline Technologies Corp (a)	39,350 $	2,378	Encore Capital Group Inc (a)	70,780 $	1,438
Moog Inc (a)	34,610	1,301	Investment Technology Group Inc (a)	87,910	1,252
Triumph Group Inc	25,490	2,131	National Financial Partners Corp (a)	121,290	1,674
	$ 5,810			$ 4,364
Airlines - 0.62%			Electric - 3.89%
Alaska Air Group Inc (a)	35,230	1,860	Avista Corp	90,790	1,983
			Central Vermont Public Service Corp	75,580	1,528
Apparel - 1.37%			El Paso Electric Co (a)	60,900	1,498
G-III Apparel Group Ltd (a)	47,320	1,249	IDACORP Inc	33,840	1,245
Jones Group Inc/The	93,050	1,346	NorthWestern Corp	56,180	1,673
Perry Ellis International Inc (a)	65,830	1,480	UIL Holdings Corp	58,460	1,693
	$ 4,075		Unisource Energy Corp	56,010	1,964
Automobile Parts & Equipment - 1.66%				$ 11,584
Dana Holding Corp (a)	125,370	1,774	Electrical Components & Equipment - 0.57%
Douglas Dynamics Inc	88,730	1,280	EnerSys (a)	63,800	1,682
Tenneco Inc (a)	58,290	1,901
	$ 4,955		Electronics - 3.45%
Banks - 10.48%			Brady Corp	53,960	1,660
Bancfirst Corp	45,440	1,868	Checkpoint Systems Inc (a)	87,920	1,934
Columbia Banking System Inc	51,050	930	CTS Corp	147,310	1,495
Community Bank System Inc	84,500	1,975	Cymer Inc (a)	39,750	1,469
Community Trust Bancorp Inc	82,971	2,266	OSI Systems Inc (a)	49,030	1,765
East West Bancorp Inc	88,860	1,567	Watts Water Technologies Inc	55,530	1,953
Financial Institutions Inc	76,150	1,374		$ 10,276
First Commonwealth Financial Corp	264,230	1,538	Engineering & Contruction - 1.50%
First Community Bancshares Inc/VA	86,630	1,166	EMCOR Group Inc (a)	54,590	1,411
FirstMerit Corp	108,140	1,858	Insituform Technologies Inc (a)	64,550	1,394
Great Southern Bancorp Inc	76,865	1,729	MasTec Inc (a)	135,290	1,651
Independent Bank Corp/Rockland MA	82,951	1,948		$ 4,456
Lakeland Bancorp Inc	77,189	715	Entertainment - 0.15%
Old National Bancorp/IN	131,160	1,241	Shuffle Master Inc (a)	46,928	442
Prosperity Bancshares Inc	27,010	840
Republic Bancorp Inc/KY	58,970	1,205	Food - 0.80%
Signature Bank/New York NY (a)	35,360	1,494	Fresh Del Monte Produce Inc	56,980	1,261
Southside Bancshares Inc	54,295	1,021	TreeHouse Foods Inc (a)	24,010	1,121
Southwest Bancorp Inc/Stillwater OK	156,590	1,550		$ 2,382
Tompkins Financial Corp	9,574	369	Forest Products & Paper - 0.95%
Trustmark Corp	74,530	1,646	Domtar Corp	15,090	1,197
Virginia Commerce Bancorp Inc (a)	196,810	1,045	PH Glatfelter Co	131,240	1,633
Webster Financial Corp	108,040	1,850		$ 2,830
	$ 31,195		Gas - 2.39%
Biotechnology - 0.55%			Nicor Inc	27,920	1,330
Incyte Corp (a)	98,100	1,634	Northwest Natural Gas Co	36,850	1,816
			Southwest Gas Corp	63,840	2,219
Chemicals - 3.29%			WGL Holdings Inc	45,450	1,752
Arch Chemicals Inc	38,429	1,365		$ 7,117
HB Fuller Co	81,360	1,679	Hand & Machine Tools - 1.02%
Innophos Holdings Inc	47,180	1,732	Franklin Electric Co Inc	42,150	1,522
Olin Corp	97,530	1,950	Regal-Beloit Corp	26,180	1,511
Sensient Technologies Corp	61,810	1,997		$ 3,033
WR Grace & Co (a)	33,020	1,059
			Healthcare - Products - 1.41%
	$ 9,782		Cooper Cos Inc/The	36,000	1,776
Coal - 0.45%			Integra LifeSciences Holdings Corp (a)	27,980	1,204
Cloud Peak Energy Inc (a)	77,390	1,344	Orthofix International NV (a)	43,330	1,214
				$ 4,194
Commercial Services - 2.82%			Healthcare - Services - 1.88%
ABM Industries Inc	78,210	1,764	AMERIGROUP Corp (a)	39,780	1,660
Kenexa Corp (a)	75,238	1,376
			Magellan Health Services Inc (a)	48,350	2,321
On Assignment Inc (a)	226,300	1,279
			RehabCare Group Inc (a)	71,940	1,599
Parexel International Corp (a)	60,660	1,304
Rent-A-Center Inc/TX	76,150	1,914		$ 5,580
SFN Group Inc (a)	99,070	751	Insurance - 3.97%
			Alterra Capital Holdings Ltd	75,360	1,522
	$ 8,388		Delphi Financial Group Inc	77,390	2,095
Consumer Products - 2.20%			Flagstone Reinsurance Holdings SA	110,300	1,202
Central Garden and Pet Co - A Shares (a)	167,890	1,755
			Horace Mann Educators Corp	64,030	1,197
Ennis Inc	103,170	1,861	MGIC Investment Corp (a)	140,170	1,236
Helen of Troy Ltd (a)	50,720	1,301
Prestige Brands Holdings Inc (a)	152,480	1,639	Platinum Underwriters Holdings Ltd	55,640	2,395
			Selective Insurance Group Inc	128,940	2,182
	$ 6,556			$ 11,829

See accompanying notes

458

Schedule of Investments SmallCap Value Fund October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Internet - 0.63%			REITS (continued)
TIBCO Software Inc (a)	97,300 $	1,870	PS Business Parks Inc	43,320 $	2,567
			Saul Centers Inc	59,460	2,538
Investment Companies - 1.06%			Starwood Property Trust Inc	80,910	1,635
Apollo Investment Corp	82,950	911	Sunstone Hotel Investors Inc (a)	39,543	429
MCG Capital Corp	170,578	1,080	Urstadt Biddle Properties Inc	121,419	2,332
PennantPark Investment Corp	103,476	1,151	Washington Real Estate Investment Trust	52,890	1,694
	$ 3,142			$ 37,325
Iron & Steel - 1.00%			Retail - 6.47%
Schnitzer Steel Industries Inc	24,610	1,272	AnnTaylor Stores Corp (a)	47,180	1,099
Universal Stainless & Alloy (a)	59,377	1,718	Cabela's Inc (a)	55,340	1,026
	$ 2,990		Cash America International Inc	35,410	1,248
Leisure Products & Services - 0.19%			Christopher & Banks Corp	13,508	81
Life Time Fitness Inc (a)	15,610	564	Dillard's Inc	52,410	1,337
			Domino's Pizza Inc (a)	78,350	1,163
Machinery - Diversified - 0.38%			Dress Barn Inc (a)	55,540	1,274
Briggs & Stratton Corp	63,500	1,118	Finish Line Inc/The	82,850	1,268
			Jo-Ann Stores Inc (a)	34,410	1,488
Metal Fabrication & Hardware - 1.13%			McCormick & Schmick's Seafood Restaurants Inc	161,980	1,446
CIRCOR International Inc	54,440	1,910	(a)
LB Foster Co (a)	43,680	1,442	Men's Wearhouse Inc	48,660	1,189
	$ 3,352		Pier 1 Imports Inc (a)	179,350	1,557
			Ruby Tuesday Inc (a)	129,580	1,568
Mining - 1.41%
Century Aluminum Co (a)	70,630	955	Sally Beauty Holdings Inc (a)	143,670	1,748
Hecla Mining Co (a)	245,430	1,691	Shoe Carnival Inc (a)	10,176	233
Kaiser Aluminum Corp	34,330	1,544	World Fuel Services Corp	54,030	1,525
	$ 4,190			$ 19,250
Miscellaneous Manufacturing - 1.84%			Savings & Loans - 3.10%
Ameron International Corp	15,150	1,042	Danvers Bancorp Inc	67,150	1,009
AO Smith Corp	26,300	1,473	Dime Community Bancshares Inc	95,160	1,388
ESCO Technologies Inc	41,500	1,423	Investors Bancorp Inc (a)	126,700	1,521
Koppers Holdings Inc	54,690	1,525	Northwest Bancshares Inc	112,800	1,279
	$ 5,463		OceanFirst Financial Corp	121,106	1,446
Office Furnishings - 0.49%			Provident Financial Services Inc	109,000	1,378
Steelcase Inc	173,840	1,462	United Financial Bancorp Inc	88,430	1,197
				$ 9,218
Oil & Gas - 2.56%			Semiconductors - 2.59%
Berry Petroleum Co	56,300	1,926	Cabot Microelectronics Corp (a)	46,480	1,796
Bill Barrett Corp (a)	41,610	1,571	Cohu Inc	68,950	990
Gulfport Energy Corp (a)	41,342	689	Kulicke & Soffa Industries Inc (a)	184,930	1,150
Rosetta Resources Inc (a)	77,410	1,851	Lattice Semiconductor Corp (a)	279,820	1,360
Swift Energy Co (a)	49,630	1,580	MKS Instruments Inc (a)	54,640	1,128
	$ 7,617		TriQuint Semiconductor Inc (a)	125,260	1,290
Oil & Gas Services - 1.17%				$ 7,714
Complete Production Services Inc (a)	94,380	2,212	Software - 3.01%
Oil States International Inc (a)	24,790	1,267	Actuate Corp (a)	264,160	1,279
			Acxiom Corp (a)	95,320	1,673
	$ 3,479		Digi International Inc (a)	127,410	1,231
Packaging & Containers - 0.60%			Progress Software Corp (a)	34,480	1,288
Rock-Tenn Co	31,620	1,798	Quest Software Inc (a)	60,220	1,576
			SYNNEX Corp (a)	65,750	1,909
Pharmaceuticals - 1.05%
BioScrip Inc (a)	202,780	1,142		$ 8,956
Par Pharmaceutical Cos Inc (a)	61,030	1,984	Telecommunications - 2.82%
			Anaren Inc (a)	90,420	1,513
	$ 3,126
REITS - 12.54%			Anixter International Inc	21,720	1,166
			Arris Group Inc (a)	129,530	1,206
Agree Realty Corp	57,870	1,476
American Campus Communities Inc	63,560	2,010	Consolidated Communications Holdings Inc	103,860	1,924
Ashford Hospitality Trust Inc (a)	225,380	2,288	Plantronics Inc	42,820	1,536
			Symmetricom Inc (a)	166,847	1,039
BioMed Realty Trust Inc	176,770	3,244
CBL & Associates Properties Inc	121,059	1,898		$ 8,384
DuPont Fabros Technology Inc	66,080	1,659	Toys, Games & Hobbies - 0.44%
Entertainment Properties Trust	54,633	2,526	Jakks Pacific Inc (a)	69,510	1,310
Extra Space Storage Inc	33,625	545
Home Properties Inc	12,384	674	Transportation - 2.86%
Kilroy Realty Corp	41,340	1,412	Atlas Air Worldwide Holdings Inc (a)	40,860	2,135
LTC Properties Inc	59,670	1,662	Bristow Group Inc (a)	47,960	1,860
Mack-Cali Realty Corp	63,370	2,128	HUB Group Inc (a)	49,320	1,601
MFA Financial Inc	167,280	1,323	Marten Transport Ltd	74,370	1,580
Mid-America Apartment Communities Inc	29,540	1,803	Teekay Corp	42,050	1,337
Pennsylvania Real Estate Investment Trust	18,493	264		$ 8,513
Post Properties Inc	40,010	1,218	TOTAL COMMON STOCKS	$ 286,209

See accompanying notes

459

		Schedule of Investments
		SmallCap Value Fund
		October 31, 2010

	Maturity
	Amount
REPURCHASE AGREEMENTS - 3.02%	(000's)	Value (000's)
Banks - 3.02%
Investment in Joint Trading Account; Bank of	$ 2,560	$ 2,560
America Repurchase Agreement; 0.22%
dated 10/29/10 maturing 11/01/10
(collateralized by Sovereign Agency Issues;
$2,611,150; 0.00% - 5.25%; dated 05/01/13 -
04/15/42)
Investment in Joint Trading Account; Credit Suisse	2,471	2,471
Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
US Treasury Note; $2,520,780; 1.13%; dated
01/15/12)
Investment in Joint Trading Account; Deutsche	2,348	2,348
Bank Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $2,394,742; 0.38%
- 3.75%; dated 12/06/10 - 01/29/15)
Investment in Joint Trading Account; Morgan	1,606	1,606
Stanley Repurchase Agreement; 0.20% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $1,638,507; 1.88%
- 6.13%; dated 01/09/12 - 02/21/13)
		$ 8,985
TOTAL REPURCHASE AGREEMENTS		$ 8,985
Total Investments		$ 295,194
Other Assets in Excess of Liabilities, Net - 0.80%		$ 2,385
TOTAL NET ASSETS - 100.00%		$ 297,579

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 46,106
Unrealized Depreciation	(8,221)
Net Unrealized Appreciation (Depreciation)	$ 37,885
Cost for federal income tax purposes	$ 257,309
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Financial	35 .65%
Industrial	15 .30%
Consumer, Cyclical	11 .39%
Consumer, Non-cyclical	10 .70%
Basic Materials	6 .65%
Utilities	6 .28%
Technology	5 .60%
Energy	4 .18%
Communications	3 .45%
Other Assets in Excess of Liabilities, Net	0 .80%
TOTAL NET ASSETS	100.00%

See accompanying notes

460

Schedule of Investments SmallCap Value Fund I October 31, 2010

COMMON STOCKS - 98.50%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.01%			Banks (continued)
Marchex Inc	2,863 $	18	Alliance Financial Corp/NY	1,760 $	54
			American National Bankshares Inc	1,671	38
Aerospace & Defense - 1.77%			Ames National Corp	1,223	24
AAR Corp (a)	3,810	84	Arrow Financial Corp	1,353	33
Astronics Corp (a)	237	5	Bancfirst Corp	1,642	68
Cubic Corp	861	38	Banco Latinoamericano de Comercio Exterior SA	6,621	102
Curtiss-Wright Corp	8,024	248	Bancorp Inc/DE (a)	3,306	25
Ducommun Inc	8,669	186	Bancorp Rhode Island Inc	516	15
Esterline Technologies Corp (a)	6,160	372	Bank Mutual Corp	6,901	33
GenCorp Inc (a)	8,167	40	Bank of Marin Bancorp	769	26
Herley Industries Inc (a)	2,047	34	Bank of the Ozarks Inc	2,808	107
Kaman Corp	1,251	34	Boston Private Financial Holdings Inc	44,543	254
Kratos Defense & Security Solutions Inc (a)	2,357	27	Bridge Bancorp Inc	633	15
LMI Aerospace Inc (a)	7,714	126	Bryn Mawr Bank Corp	1,267	21
Moog Inc (a)	5,437	204	Camden National Corp	1,980	68
Orbital Sciences Corp (a)	2,857	46	Cardinal Financial Corp	9,765	98
Teledyne Technologies Inc (a)	2,538	105	Cathay General Bancorp	14,768	201
Triumph Group Inc	8,718	729	Center Financial Corp (a)	5,236	27
	$ 2,278		Centerstate Banks Inc	3,805	28
Agriculture - 0.38%			Central Pacific Financial Corp (a)	1,240	2
Alliance One International Inc (a)	8,666	38	Century Bancorp Inc/MA	503	12
Andersons Inc/The	8,916	351	Chemical Financial Corp	5,099	103
MGP Ingredients Inc	1,377	13	Citizens & Northern Corp	1,100	16
Universal Corp/VA	2,052	85	Citizens Republic Bancorp Inc (a)	397,573	274
	$ 487		City Holding Co	12,418	394
Airlines - 1.71%			CNB Financial Corp/PA	1,795	25
AirTran Holdings Inc (a)	15,664	116	Columbia Banking System Inc	6,534	119
Alaska Air Group Inc (a)	12,365	653	Community Bank System Inc	10,692	250
Hawaiian Holdings Inc (a)	15,909	116	Community Trust Bancorp Inc	8,163	223
JetBlue Airways Corp (a)	61,820	431	CVB Financial Corp	53,040	404
Pinnacle Airlines Corp (a)	2,766	16	Eagle Bancorp Inc (a)	2,485	31
Republic Airways Holdings Inc (a)	25,046	233	East West Bancorp Inc	9,278	164
Skywest Inc	4,747	72	Enterprise Financial Services Corp	4,480	44
United Continental Holdings Inc (a)	1,800	52	Financial Institutions Inc	4,217	76
US Airways Group Inc (a)	43,746	516	First Bancorp Inc/ME	1,239	17
	$ 2,205		First BanCorp/Puerto Rico (a)	4,087	1
Apparel - 1.56%			First Bancorp/Troy NC	4,358	58
American Apparel Inc (a)	4,676	5	First Busey Corp	9,200	43
Carter's Inc (a)	3,185	79	First Commonwealth Financial Corp	78,934	459
Columbia Sportswear Co	1,080	56	First Community Bancshares Inc/VA	8,529	115
Delta Apparel Inc (a)	814	11	First Financial Bancorp	33,447	563
Iconix Brand Group Inc (a)	16,640	291	First Financial Bankshares Inc	3,112	147
Jones Group Inc/The	24,411	353	First Financial Corp/IN	2,880	84
Maidenform Brands Inc (a)	5,468	146	First Interstate Bancsystem Inc	5,300	69
Oxford Industries Inc	9,604	221	First Merchants Corp	5,483	46
Perry Ellis International Inc (a)	20,541	462	First Midwest Bancorp Inc/IL	6,261	67
Quiksilver Inc (a)	11,775	49	First of Long Island Corp/The	861	21
Timberland Co/The (a)	7,914	166	First South Bancorp Inc/Washington NC	1,148	12
Unifi Inc (a)	6,125	29	FirstMerit Corp	17,572	302
Warnaco Group Inc/The (a)	2,490	132	FNB Corp/PA	47,808	406
Weyco Group Inc	541	14	Fulton Financial Corp	10,700	100
	$ 2,014		German American Bancorp Inc	2,455	42
Automobile Manufacturers - 0.17%			Glacier Bancorp Inc	7,032	91
Force Protection Inc (a)	24,550	138	Great Southern Bancorp Inc	1,495	34
Tesla Motors Inc (a)	2,000	44	Hancock Holding Co	2,857	90
Wabash National Corp (a)	4,990	40	Heartland Financial USA Inc	3,094	48
	$ 222		Home Bancshares Inc/AR	5,331	110
			Hudson Valley Holding Corp	1,310	26
Automobile Parts & Equipment - 0.22%			Iberiabank Corp	5,227	272
Commercial Vehicle Group Inc (a)	3,582	48
Dana Holding Corp (a)	1,541	22	Independent Bank Corp/Rockland MA	7,199	169
			International Bancshares Corp	17,071	292
Douglas Dynamics Inc	3,947	57	Lakeland Bancorp Inc	7,264	67
Miller Industries Inc/TN	1,423	19	Lakeland Financial Corp	4,278	81
Modine Manufacturing Co (a)	3,764	51
			MainSource Financial Group Inc	5,300	44
Spartan Motors Inc	3,900	20	MB Financial Inc	4,533	68
Standard Motor Products Inc	2,221	23	Merchants Bancshares Inc	1,688	44
Titan International Inc	2,839	43	Metro Bancorp Inc (a)	2,069	21
	$ 283		MidWestOne Financial Group Inc	1,693	25
Banks - 10.03%			National Bankshares Inc	994	26
1st Source Corp	3,402	60	National Penn Bancshares Inc	23,623	153
1st United Bancorp Inc/Boca Raton (a)	5,765	35
			NBT Bancorp Inc	8,064	178

See accompanying notes

461

Schedule of Investments
SmallCap Value Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Banks (continued)			Biotechnology (continued)
Old National Bancorp/IN	8,484 $	80	SuperGen Inc (a)	7,804 $	22
OmniAmerican Bancorp Inc (a)	1,470	17	Tengion Inc (a)	6,100	18
Oriental Financial Group Inc	4,868	64	Transcept Pharmaceuticals Inc (a)	1,300	8
Orrstown Financial Services Inc	2,296	59	United Therapeutics Corp (a)	1,000	60
Pacific Continental Corp	2,650	22		$ 1,111
PacWest Bancorp	2,992	52	Building Materials - 0.59%
Park National Corp	2,423	158	Apogee Enterprises Inc	4,133	43
Penns Woods Bancorp Inc	587	19	Comfort Systems USA Inc	3,592	41
Peoples Bancorp Inc/OH	4,477	59	Drew Industries Inc (a)	1,768	37
Pinnacle Financial Partners Inc (a)	2,638	30	Gibraltar Industries Inc (a)	8,564	78
Porter Bancorp Inc	762	8	Interline Brands Inc (a)	10,428	210
PrivateBancorp Inc	4,401	52	Louisiana-Pacific Corp (a)	10,779	83
Prosperity Bancshares Inc	8,636	269	NCI Building Systems Inc (a)	2,782	28
Renasant Corp	8,428	138	Quanex Building Products Corp	6,346	114
Republic Bancorp Inc/KY	5,194	106	Texas Industries Inc	1,753	60
S&T Bancorp Inc	8,386	164	Trex Co Inc (a)	886	16
Sandy Spring Bancorp Inc	2,350	41	Universal Forest Products Inc	1,776	54
SCBT Financial Corp	4,562	139		$ 764
Sierra Bancorp	10,623	111	Chemicals - 2.27%
Signature Bank/New York NY (a)	1,400	59	A Schulman Inc	6,083	132
Simmons First National Corp	3,143	85	Aceto Corp	10,723	79
Southside Bancshares Inc	5,762	108	American Vanguard Corp	3,070	23
Southwest Bancorp Inc/Stillwater OK	6,713	66	Arch Chemicals Inc	906	32
State Bancorp Inc/NY	2,100	19	Ferro Corp (a)	19,390	266
StellarOne Corp	4,100	52	Georgia Gulf Corp (a)	2,857	58
Sterling Bancorp/NY	6,540	61	Hawkins Inc	228	8
Sterling Bancshares Inc/TX	17,266	93	HB Fuller Co	12,543	259
Suffolk Bancorp	2,130	55	Innophos Holdings Inc	5,317	195
Susquehanna Bancshares Inc	26,034	206	Kraton Performance Polymers Inc (a)	2,354	76
SVB Financial Group (a)	12,920	560	Landec Corp (a)	3,247	20
SY Bancorp Inc	3,295	81	Minerals Technologies Inc	3,154	185
Texas Capital Bancshares Inc (a)	3,121	57	NewMarket Corp	943	112
Tompkins Financial Corp	2,320	90	Olin Corp	5,582	112
TowneBank/Portsmouth VA	2,140	31	OM Group Inc (a)	6,760	225
Trico Bancshares	190	3	PolyOne Corp (a)	18,558	240
Trustco Bank Corp NY	20,696	112	Quaker Chemical Corp	453	17
Trustmark Corp	10,584	234	Rockwood Holdings Inc (a)	5,024	170
UMB Financial Corp	8,338	309	Sensient Technologies Corp	4,226	137
Umpqua Holdings Corp	9,784	108	Solutia Inc (a)	9,300	168
Union First Market Bankshares Corp	2,420	31	Spartech Corp (a)	14,461	122
United Bankshares Inc	5,348	143	TPC Group Inc (a)	1,177	32
United Community Banks Inc/GA (a)	85,264	167	Westlake Chemical Corp	2,020	65
Univest Corp of Pennsylvania	1,761	33	WR Grace & Co (a)	6,306	202
Virginia Commerce Bancorp Inc (a)	2,949	16		$ 2,935
Washington Banking Co	2,164	27	Coal - 0.39%
Washington Trust Bancorp Inc	4,155	83	Cloud Peak Energy Inc (a)	5,550	96
Webster Financial Corp	6,433	110	International Coal Group Inc (a)	50,614	285
WesBanco Inc	5,893	98	James River Coal Co (a)	826	14
West Bancorporation Inc (a)	5,585	37	Patriot Coal Corp (a)	7,804	105
Westamerica Bancorporation	1,587	79		$ 500
Western Alliance Bancorp (a)	4,944	30
			Commercial Services - 3.69%
Whitney Holding Corp/LA	8,122	67	ABM Industries Inc	5,673	128
Wilshire Bancorp Inc	2,433	16	Advance America Cash Advance Centers Inc	20,123	100
Wintrust Financial Corp	5,538	166	American Reprographics Co (a)	4,660	33
	$ 12,940		AMN Healthcare Services Inc (a)	2,721	14
Beverages - 0.09%			Arbitron Inc	6,600	167
Boston Beer Co Inc (a)	1,600	115
			Barrett Business Services Inc	366	6
			CBIZ Inc (a)	11,993	71
Biotechnology - 0.86%			Consolidated Graphics Inc (a)	4,200	196
Ariad Pharmaceuticals Inc (a)	8,400	31	Convergys Corp (a)	11,500	130
Cambrex Corp (a)	4,361	20
			CPI Corp	1,000	25
Celera Corp (a)	8,147	46	CRA International Inc (a)	1,359	25
Cubist Pharmaceuticals Inc (a)	5,400	126	Cross Country Healthcare Inc (a)	4,625	34
Emergent Biosolutions Inc (a)	3,088	56
			Deluxe Corp	21,687	443
Enzon Pharmaceuticals Inc (a)	9,311	105	Dollar Financial Corp (a)	8,639	216
Halozyme Therapeutics Inc (a)	1,800	13
			Electro Rent Corp	2,572	38
Incyte Corp (a)	4,600	76	Euronet Worldwide Inc (a)	4,868	88
Lexicon Pharmaceuticals Inc (a)	53,300	94	Gartner Inc (a)	2,066	65
Martek Biosciences Corp (a)	16,861	370	Geo Group Inc/The (a)	2,660	68
Medicines Co/The (a)	2,021	26	Global Cash Access Holdings Inc (a)	5,064	18
PDL BioPharma Inc	7,672	40	Great Lakes Dredge & Dock Corp	29,870	185

See accompanying notes

462

Schedule of Investments
SmallCap Value Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Commercial Services (continued)			Cosmetics & Personal Care (continued)
Green Dot Corp (a)	900 $	46	Revlon Inc (a)	815 $	9
H&E Equipment Services Inc (a)	4,328	42		$ 143
Heidrick & Struggles International Inc	1,382	30	Distribution & Wholesale - 0.48%
Hill International Inc (a)	2,973	16	BMP Sunstone Corp (a)	3,411	34
Huron Consulting Group Inc (a)	2,290	46	Brightpoint Inc (a)	3,473	26
ICF International Inc (a)	1,676	43	Chindex International Inc (a)	1,218	16
Kelly Services Inc (a)	2,384	35	Core-Mark Holding Co Inc (a)	1,359	45
Kendle International Inc (a)	2,085	19	Owens & Minor Inc	1,570	45
Korn/Ferry International (a)	3,721	66	Scansource Inc (a)	2,585	77
Live Nation Entertainment Inc (a)	12,035	114	School Specialty Inc (a)	1,729	23
Mac-Gray Corp	3,093	38	United Stationers Inc (a)	4,550	256
MAXIMUS Inc	800	49	WESCO International Inc (a)	2,400	103
McGrath Rentcorp	1,360	34		$ 625
Multi-Color Corp	1,449	23	Diversified Financial Services - 2.59%
Navigant Consulting Inc (a)	9,464	87	BGC Partners Inc	48,894	339
Parexel International Corp (a)	5,100	110	Calamos Asset Management Inc	10,550	126
PHH Corp (a)	38,304	738	CompuCredit Holdings Corp	5,667	32
Prospect Medical Holdings Inc (a)	769	6	Encore Capital Group Inc (a)	5,115	104
Rent-A-Center Inc/TX	27,466	691	Epoch Holding Corp	237	3
RSC Holdings Inc (a)	4,173	34	Federal Agricultural Mortgage Corp	1,449	17
SFN Group Inc (a)	3,851	29	GAMCO Investors Inc	1,400	60
Stewart Enterprises Inc	24,666	137	GFI Group Inc	19,100	91
Team Inc (a)	1,706	34	International Assets Holding Corp (a)	1,904	42
United Rentals Inc (a)	5,659	106	Investment Technology Group Inc (a)	8,221	117
Valassis Communications Inc (a)	3,300	109	JMP Group Inc	2,069	14
Viad Corp	1,511	30	Knight Capital Group Inc (a)	19,551	255
	$ 4,762		LaBranche & Co Inc (a)	18,400	60
Computers - 1.32%			Marlin Business Services Corp (a)	1,200	15
CACI International Inc (a)	2,766	139	MF Global Holdings Ltd (a)	8,938	70
Ciber Inc (a)	25,625	94	National Financial Partners Corp (a)	34,952	482
Computer Task Group Inc (a)	765	6	Nelnet Inc	19,082	429
Cray Inc (a)	2,985	18	Netspend Holdings Inc (a)	3,500	48
DST Systems Inc	1,900	82	Ocwen Financial Corp (a)	18,378	159
Electronics for Imaging Inc (a)	4,002	55	Oppenheimer Holdings Inc	2,539	65
Hutchinson Technology Inc (a)	3,492	12	Penson Worldwide Inc (a)	17,087	88
Imation Corp (a)	10,163	99	Piper Jaffray Cos (a)	1,450	45
Insight Enterprises Inc (a)	15,189	230	Sanders Morris Harris Group Inc	6,614	38
Integral Systems Inc/MD (a)	2,437	21	Stifel Financial Corp (a)	504	24
Mentor Graphics Corp (a)	5,127	55	Virtus Investment Partners Inc (a)	160	6
Mercury Computer Systems Inc (a)	7,311	116	World Acceptance Corp (a)	14,252	615
Netscout Systems Inc (a)	2,279	53		$ 3,344
Quantum Corp (a)	3,133	11
			Electric - 3.58%
Radisys Corp (a)	2,649	26	Allete Inc	2,664	97
RealD Inc (a)	1,500	31	Avista Corp	8,698	190
Rimage Corp (a)	1,332	20	Black Hills Corp	3,354	107
SMART Modular Technologies WWH Inc (a)	6,675	49	Central Vermont Public Service Corp	2,200	44
SRA International Inc (a)	17,889	358	CH Energy Group Inc	1,274	58
SYKES Enterprises Inc (a)	3,538	59	Cleco Corp	15,770	493
Synaptics Inc (a)	3,200	86	Dynegy Inc (a)	8,666	40
Tier Technologies Inc (a)	1,126	6	El Paso Electric Co (a)	21,964	540
Unisys Corp (a)	2,495	57	Empire District Electric Co/The	3,401	72
Virtusa Corp (a)	1,196	17	IDACORP Inc	21,791	802
	$ 1,700		MGE Energy Inc	4,359	177
Consumer Products - 1.37%			NorthWestern Corp	3,071	91
ACCO Brands Corp (a)	13,463	84	Otter Tail Corp	2,855	59
American Greetings Corp	14,376	278	PNM Resources Inc	26,155	308
Blyth Inc	588	24	Portland General Electric Co	23,200	485
Central Garden and Pet Co (a)	3,850	40	UIL Holdings Corp	6,933	201
Central Garden and Pet Co - A Shares (a)	18,757	196	Unisource Energy Corp	14,773	518
CSS Industries Inc	1,079	18	Westar Energy Inc	13,477	341
Ennis Inc	1,996	36		$ 4,623
Helen of Troy Ltd (a)	23,097	592
			Electrical Components & Equipment - 0.86%
Jarden Corp	1,171	38	Advanced Battery Technologies Inc (a)	3,031	12
Kid Brands Inc (a)	9,295	91	Advanced Energy Industries Inc (a)	1,974	28
Oil-Dri Corp of America	733	16	Belden Inc	1,088	30
Prestige Brands Holdings Inc (a)	18,410	198	Encore Wire Corp	1,470	31
Spectrum Brands Holdings Inc (a)	5,291	150	EnerSys (a)	14,357	378
WD-40 Co	142	5	Evergreen Solar Inc (a)	29,096	27
	$ 1,766		General Cable Corp (a)	1,600	45
Cosmetics & Personal Care - 0.11%			GrafTech International Ltd (a)	17,003	280
Elizabeth Arden Inc (a)	6,532	134	Graham Corp	3,500	59

See accompanying notes
463

Schedule of Investments
SmallCap Value Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Electrical Components & Equipment (continued)			Food (continued)
Insteel Industries Inc	4,500 $	39	Chiquita Brands International Inc (a)	6,656 $	88
Littelfuse Inc	3,353	142	Dole Food Co Inc (a)	13,091	121
Powell Industries Inc (a)	1,314	41	Fresh Del Monte Produce Inc	11,080	245
	$ 1,112		Hain Celestial Group Inc (a)	4,041	100
Electronics - 1.71%			Ingles Markets Inc	1,938	36
Analogic Corp	3,153	144	J&J Snack Foods Corp	141	6
Benchmark Electronics Inc (a)	10,144	167	M&F Worldwide Corp (a)	4,595	123
Brady Corp	4,763	146	Nash Finch Co	4,838	203
Checkpoint Systems Inc (a)	5,501	121	Pilgrim's Pride Corp (a)	4,083	25
Coherent Inc (a)	679	29	Ruddick Corp	1,796	63
CTS Corp	8,683	88	Sanderson Farms Inc	360	15
Cymer Inc (a)	2,222	82	Seaboard Corp	45	83
Daktronics Inc	4,083	45	Seneca Foods Corp (a)	1,133	26
DDi Corp	700	7	Spartan Stores Inc	14,347	214
Electro Scientific Industries Inc (a)	8,674	101	TreeHouse Foods Inc (a)	4,794	224
FEI Co (a)	6,305	137	Village Super Market Inc	468	14
L-1 Identity Solutions Inc (a)	6,487	76	Weis Markets Inc	918	36
LaBarge Inc (a)	427	5	Winn-Dixie Stores Inc (a)	4,369	29
Measurement Specialties Inc (a)	2,034	45		$ 1,820
Methode Electronics Inc	2,312	21	Forest Products & Paper - 1.29%
Multi-Fineline Electronix Inc (a)	198	5	Boise Inc (a)	51,313	372
Newport Corp (a)	3,417	50	Buckeye Technologies Inc	22,691	409
OSI Systems Inc (a)	633	23	Clearwater Paper Corp (a)	453	37
Park Electrochemical Corp	1,080	29	Domtar Corp	1,500	119
Rofin-Sinar Technologies Inc (a)	1,676	47	KapStone Paper and Packaging Corp (a)	14,145	181
Rogers Corp (a)	1,115	40	Neenah Paper Inc	8,987	138
Sanmina-SCI Corp (a)	3,000	40	PH Glatfelter Co	11,635	145
Spectrum Control Inc (a)	4,478	68	Potlatch Corp	1,609	55
TTM Technologies Inc (a)	17,730	186	Schweitzer-Mauduit International Inc	680	44
Vishay Intertechnology Inc (a)	11,200	127	Wausau Paper Corp	18,751	158
Watts Water Technologies Inc	9,466	333		$ 1,658
X-Rite Inc (a)	3,721	15	Gas - 2.45%
Zygo Corp (a)	2,158	23	Chesapeake Utilities Corp	2,581	95
	$ 2,200		Laclede Group Inc/The	1,768	62
Energy - Alternate Sources - 0.03%			New Jersey Resources Corp	13,498	547
Green Plains Renewable Energy Inc (a)	2,403	26	Nicor Inc	4,869	232
REX American Resources Corp (a)	1,013	17	Northwest Natural Gas Co	2,221	109
	$ 43		Piedmont Natural Gas Co Inc	7,700	227
Engineering & Contruction - 0.85%			South Jersey Industries Inc	5,391	271
Argan Inc (a)	950	8	Southwest Gas Corp	22,981	799
Dycom Industries Inc (a)	3,634	39	WGL Holdings Inc	21,339	823
EMCOR Group Inc (a)	24,419	631		$ 3,165
Granite Construction Inc	2,948	71	Hand & Machine Tools - 0.23%
Insituform Technologies Inc (a)	815	18	Baldor Electric Co	425	18
Layne Christensen Co (a)	1,815	51	Franklin Electric Co Inc	270	10
MasTec Inc (a)	11,349	139	Regal-Beloit Corp	4,370	252
Michael Baker Corp (a)	1,042	34	Thermadyne Holdings Corp (a)	1,177	18
Sterling Construction Co Inc (a)	2,403	29		$ 298
Tutor Perini Corp (a)	2,585	60	Healthcare - Products - 0.97%
VSE Corp	315	11	Affymetrix Inc (a)	9,601	43
	$ 1,091		Angiodynamics Inc (a)	2,502	36
Entertainment - 0.43%			Cantel Medical Corp	6,504	120
Ascent Media Corp (a)	1,122	31	CONMED Corp (a)	2,605	57
Churchill Downs Inc	779	28	CryoLife Inc (a)	3,856	25
Cinemark Holdings Inc	5,444	96	Cutera Inc (a)	1,930	14
Isle of Capri Casinos Inc (a)	20,886	168	Cynosure Inc (a)	1,394	14
Pinnacle Entertainment Inc (a)	4,806	62	Exactech Inc (a)	428	7
Scientific Games Corp (a)	2,721	21	GenMark Diagnostics Inc (a)	5,900	29
Speedway Motorsports Inc	1,900	29	Greatbatch Inc (a)	13,521	294
Vail Resorts Inc (a)	3,038	123	Hanger Orthopedic Group Inc (a)	1,859	35
	$ 558		ICU Medical Inc (a)	769	28
Environmental Control - 0.12%			Invacare Corp	10,727	290
Darling International Inc (a)	3,130	31	Medical Action Industries Inc (a)	7,331	73
EnergySolutions Inc	8,621	41	STERIS Corp	1,890	65
Metalico Inc (a)	12,300	53	Symmetry Medical Inc (a)	5,548	49
Met-Pro Corp	2,069	23	TomoTherapy Inc (a)	4,731	18
	$ 148		Vital Images Inc (a)	596	8
			Wright Medical Group Inc (a)	2,131	28
Food - 1.41%
B&G Foods Inc	8,822	108	Young Innovations Inc	541	15
Cal-Maine Foods Inc	2,089	61		$ 1,248

See accompanying notes

464

Schedule of Investments
SmallCap Value Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Healthcare - Services - 2.86%			Insurance (continued)
Allied Healthcare International Inc (a)	5,376 $	15	Enstar Group Ltd (a)	681 $	55
American Dental Partners Inc (a)	2,221	26	FBL Financial Group Inc	1,314	34
AMERIGROUP Corp (a)	11,754	491	First American Financial Corp	9,482	133
Amsurg Corp (a)	5,310	96	First Mercury Financial Corp	6,731	110
Assisted Living Concepts Inc (a)	927	30	Flagstone Reinsurance Holdings SA	10,334	113
Capital Senior Living Corp (a)	4,093	24	FPIC Insurance Group Inc (a)	1,015	36
Centene Corp (a)	6,817	152	Global Indemnity PLC (a)	2,051	35
Continucare Corp (a)	11,664	52	Greenlight Capital Re Ltd (a)	2,394	68
Five Star Quality Care Inc (a)	21,917	119	Hallmark Financial Services (a)	4,512	40
Gentiva Health Services Inc (a)	8,729	203	Harleysville Group Inc	1,111	38
Healthsouth Corp (a)	5,291	96	Hilltop Holdings Inc (a)	3,202	32
Healthspring Inc (a)	17,099	499	Horace Mann Educators Corp	9,438	176
Healthways Inc (a)	3,311	35	Infinity Property & Casualty Corp	1,297	67
Kindred Healthcare Inc (a)	16,247	223	Kansas City Life Insurance Co	597	19
Magellan Health Services Inc (a)	14,206	682	Maiden Holdings Ltd	4,674	36
Molina Healthcare Inc (a)	815	21	Meadowbrook Insurance Group Inc	16,278	140
National Healthcare Corp	861	31	MGIC Investment Corp (a)	26,025	230
NovaMed Inc (a)	1	—	Montpelier Re Holdings Ltd ADR	21,630	396
Psychiatric Solutions Inc (a)	1,495	50	National Interstate Corp	871	19
RehabCare Group Inc (a)	9,205	205	National Western Life Insurance Co	214	34
Res-Care Inc (a)	2,469	33	Navigators Group Inc/The (a)	2,291	105
Select Medical Holdings Corp (a)	16,976	127	NYMAGIC Inc	1,787	46
Skilled Healthcare Group Inc (a)	10,500	39	Old Republic International Corp	3,275	43
Sun Healthcare Group Inc (a)	7,302	69	Platinum Underwriters Holdings Ltd	18,383	791
Triple-S Management Corp (a)	15,871	268	PMI Group Inc/The (a)	38,070	128
US Physical Therapy Inc (a)	100	2	Presidential Life Corp	3,119	30
WellCare Health Plans Inc (a)	3,592	100	Primerica Inc	2,311	49
	$ 3,688		ProAssurance Corp (a)	4,259	245
Holding Companies - Diversified - 0.05%			Protective Life Corp	1,100	26
Compass Diversified Holdings	2,527	43	Radian Group Inc	35,007	266
Primoris Services Corp	2,675	20	RLI Corp	1,768	102
	$ 63		Safety Insurance Group Inc	1,223	57
Home Builders - 0.20%			Selective Insurance Group Inc	12,125	205
Beazer Homes USA Inc (a)	7,169	29	StanCorp Financial Group Inc	2,800	120
Brookfield Homes Corp (a)	3,141	26	State Auto Financial Corp	2,046	32
Meritage Homes Corp (a)	2,755	51	Tower Group Inc	2,903	70
Ryland Group Inc	3,762	56	United Fire & Casualty Co	2,222	44
Standard Pacific Corp (a)	26,177	95	Unitrin Inc	2,500	61
	$ 257		Universal American Corp/NY	3,083	50
Home Furnishings - 0.25%			Universal Insurance Holdings Inc	2,585	12
Audiovox Corp (a)	2,421	16		$ 7,601
Furniture Brands International Inc (a)	6,441	32	Internet - 0.86%
Hooker Furniture Corp	2,913	31	1-800-Flowers.com Inc (a)	3,369	6
La-Z-Boy Inc (a)	5,403	42	BroadSoft Inc (a)	7,700	72
Sealy Corp (a)	5,365	14	Digital River Inc (a)	2,948	110
Select Comfort Corp (a)	19,723	164	Earthlink Inc	18,402	165
Universal Electronics Inc (a)	1,267	26	ePlus Inc (a)	550	11
	$ 325		Infospace Inc (a)	4,671	39
Housewares - 0.07%			Internap Network Services Corp (a)	7,184	36
Libbey Inc (a)	2,403	32	Internet Brands Inc (a)	3,311	44
Lifetime Brands Inc (a)	4,759	61	Internet Capital Group Inc (a)	3,357	42
			IntraLinks Holdings Inc (a)	4,800	105
	$ 93		j2 Global Communications Inc (a)	1,359	36
Insurance - 5.89%			ModusLink Global Solutions Inc (a)	6,335	42
Alterra Capital Holdings Ltd	16,592	335	Online Resources Corp (a)	2,630	14
American Equity Investment Life Holding Co	55,540	603	Perficient Inc (a)	1,101	12
American Physicians Service Group Inc	917	30	S1 Corp (a)	7,846	46
American Safety Insurance Holdings Ltd (a)	5,341	99
			TeleCommunication Systems Inc (a)	3,992	21
Amerisafe Inc (a)	16,080	307
			TIBCO Software Inc (a)	3,382	65
Amtrust Financial Services Inc	10,207	153
			United Online Inc (a)	25,343	157
Argo Group International Holdings Ltd	4,040	140	ValueClick Inc (a)	5,375	74
Aspen Insurance Holdings Ltd	10,297	292	VASCO Data Security International Inc (a)	901	7
Assured Guaranty Ltd	12,339	235
Baldwin & Lyons Inc	1,167	29		$ 1,104
Citizens Inc/TX (a)	5,444	38	Investment Companies - 1.47%
CNA Surety Corp (a)	1,724	33	American Capital Ltd (a)	61,021	426
CNO Financial Group Inc (a)	41,740	227	Apollo Investment Corp	16,511	181
Delphi Financial Group Inc	25,203	682	Arlington Asset Investment Corp	996	24
Donegal Group Inc	1,652	23	BlackRock Kelso Capital Corp	10,509	123
EMC Insurance Group Inc	688	15	Capital Southwest Corp	425	41
Employers Holdings Inc	4,147	67	Fifth Street Finance Corp	4,401	52
			Gladstone Capital Corp	3,600	41

See accompanying notes

465

Schedule of Investments
SmallCap Value Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Investment Companies (continued)			Media (continued)
Golub Capital BDC Inc	1,086 $	17	World Wrestling Entertainment Inc	5,588 $	77
Hercules Technology Growth Capital Inc	8,534	87		$ 1,270
Main Street Capital Corp	2,204	37	Metal Fabrication & Hardware - 0.91%
MCG Capital Corp	31,102	197	CIRCOR International Inc	3,429	120
NGP Capital Resources Co	3,205	32	Haynes International Inc	918	33
PennantPark Investment Corp	3,039	34	Kaydon Corp	5,200	181
Prospect Capital Corp	48,932	484	Ladish Co Inc (a)	1,469	47
Solar Capital Ltd	658	15	LB Foster Co (a)	997	33
TICC Capital Corp	7,018	72	Mueller Industries Inc	4,861	143
Triangle Capital Corp	1,838	30	Northwest Pipe Co (a)	1,413	27
	$ 1,893		Olympic Steel Inc	4,800	108
Iron & Steel - 0.04%			RTI International Metals Inc (a)	2,222	69
Metals USA Holdings Corp (a)	2,000	24	Worthington Industries Inc	26,753	412
Universal Stainless & Alloy (a)	981	28		$ 1,173
	$ 52		Mining - 0.96%
Leisure Products & Services - 0.08%			Brush Engineered Materials Inc (a)	1,642	55
Arctic Cat Inc (a)	1,813	24	Century Aluminum Co (a)	5,398	73
Callaway Golf Co	5,192	36	Coeur d'Alene Mines Corp (a)	11,440	236
Johnson Outdoors Inc (a)	668	10	Compass Minerals International Inc	979	77
Life Time Fitness Inc (a)	679	24	Hecla Mining Co (a)	24,866	171
Multimedia Games Inc (a)	2,768	11	Horsehead Holding Corp (a)	3,504	38
	$ 105		Kaiser Aluminum Corp	1,516	68
Lodging - 0.23%			Molycorp Inc (a)	1,218	43
Boyd Gaming Corp (a)	5,171	43	Royal Gold Inc	1,872	93
Gaylord Entertainment Co (a)	3,411	114	Stillwater Mining Co (a)	8,200	146
Marcus Corp	2,985	38	Thompson Creek Metals Co Inc (a)	12,470	150
Monarch Casino & Resort Inc (a)	950	11	USEC Inc (a)	17,357	93
Orient-Express Hotels Ltd (a)	7,415	94		$ 1,243
	$ 300		Miscellaneous Manufacturing - 1.87%
Machinery - Construction & Mining - 0.04%			Acuity Brands Inc	4,784	239
Astec Industries Inc (a)	1,924	57	Ameron International Corp	734	50
			AO Smith Corp	9,111	510
Machinery - Diversified - 0.99%			AZZ Inc	133	5
Alamo Group Inc	1,079	26	Barnes Group Inc	22,152	403
Albany International Corp	2,177	44	Brink's Co/The	1,110	26
Altra Holdings Inc (a)	4,400	65	Ceradyne Inc (a)	10,357	247
Applied Industrial Technologies Inc	14,873	452	CLARCOR Inc	497	20
Briggs & Stratton Corp	9,459	166	EnPro Industries Inc (a)	10,666	375
Cascade Corp	495	18	ESCO Technologies Inc	2,583	88
Chart Industries Inc (a)	2,435	57	Federal Signal Corp	5,262	30
Cognex Corp	1,267	34	FreightCar America Inc	996	26
Columbus McKinnon Corp/NY (a)	1,488	26	GP Strategies Corp (a)	5,841	51
Gerber Scientific Inc (a)	3,764	25	Griffon Corp (a)	4,048	48
Intermec Inc (a)	2,948	34	Hexcel Corp (a)	1,449	26
Intevac Inc (a)	2,008	20	Koppers Holdings Inc	1,893	53
Kadant Inc (a)	4,160	82	Lydall Inc (a)	2,538	19
Manitowoc Co Inc/The	2,200	25	Myers Industries Inc	6,705	59
NACCO Industries Inc	546	54	Portec Rail Products Inc	400	5
Robbins & Myers Inc	2,296	67	Standex International Corp	3,295	89
Tecumseh Products Co (a)	2,709	35	Tredegar Corp	1,925	37
Tennant Co	600	20	Trimas Corp (a)	500	8
Twin Disc Inc	1,208	25		$ 2,414
	$ 1,275		Office Furnishings - 0.12%
Media - 0.98%			Knoll Inc	6,092	92
AH Belo Corp (a)	2,675	19	Steelcase Inc	6,614	56
Courier Corp	1,427	21		$ 148
Crown Media Holdings Inc (a)	5,792	17	Oil & Gas - 3.06%
Dex One Corp (a)	4,491	31	Approach Resources Inc (a)	1,924	30
Dolan Co/The (a)	8,638	92	ATP Oil & Gas Corp (a)	3,806	55
Entercom Communications Corp (a)	646	5	Berry Petroleum Co	9,480	324
EW Scripps Co (a)	4,260	37	Bill Barrett Corp (a)	4,582	173
Journal Communications Inc (a)	23,772	110	Brigham Exploration Co (a)	4,900	103
LIN TV Corp (a)	3,945	16	Clayton Williams Energy Inc (a)	100	6
LodgeNet Interactive Corp (a)	42,185	108	Contango Oil & Gas Co (a)	587	31
Mediacom Communications Corp (a)	5,879	41	Contango Ore Inc (a),(b),(c)	59	—
New York Times Co/The (a)	13,500	104	CVR Energy Inc (a)	40,436	385
Nexstar Broadcasting Group Inc (a)	1,392	8	Energy Partners Ltd (a)	6,349	71
Primedia Inc	15,948	59	EXCO Resources Inc	13,994	207
Scholastic Corp	14,348	423	Georesources Inc (a)	1,949	33
Sinclair Broadcast Group Inc (a)	12,771	102	GMX Resources Inc (a)	4,678	21

See accompanying notes

466

Schedule of Investments
SmallCap Value Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Oil & Gas (continued)			Real Estate - 0.08%
Goodrich Petroleum Corp (a)	2,040 $	28	Forestar Group Inc (a)	3,079 $	53
Gulfport Energy Corp (a)	31,200	520	HFF Inc (a)	1,042	10
Harvest Natural Resources Inc (a)	2,827	35	Retail Opportunity Investments Corp	3,538	34
Oasis Petroleum Inc (a)	2,095	45		$ 97
Parker Drilling Co (a)	10,734	45	REITS - 12.90%
Penn Virginia Corp	3,905	58	Acadia Realty Trust	4,765	91
Petroleum Development Corp (a)	1,772	55	Agree Realty Corp	1,208	31
Petroquest Energy Inc (a)	42,086	235	American Campus Communities Inc	8,538	270
Pioneer Drilling Co (a)	4,603	28	American Capital Agency Corp	8,916	256
Resolute Energy Corp (a)	2,902	35	Anworth Mortgage Asset Corp	61,082	428
Rex Energy Corp (a)	2,295	28	Ashford Hospitality Trust Inc (a)	37,990	386
Rosetta Resources Inc (a)	7,930	190	Associated Estates Realty Corp	3,394	47
Stone Energy Corp (a)	22,669	354	BioMed Realty Trust Inc	31,903	585
Swift Energy Co (a)	15,581	496	Brandywine Realty Trust	14,700	176
Vaalco Energy Inc (a)	22,887	135	CapLease Inc	15,057	88
Venoco Inc (a)	2,265	35	Capstead Mortgage Corp	5,986	68
W&T Offshore Inc	8,965	98	CBL & Associates Properties Inc	45,556	714
Warren Resources Inc (a)	22,192	93	Cedar Shopping Centers Inc	5,352	34
	$ 3,952		Chatham Lodging Trust	1,267	23
Oil & Gas Services - 1.65%			Cogdell Spencer Inc	10,000	66
Cal Dive International Inc (a)	66,792	338	Colonial Properties Trust	15,293	274
Complete Production Services Inc (a)	14,627	343	CommonWealth REIT	5,850	149
Global Geophysical Services Inc (a)	2,400	17	Cousins Properties Inc	7,634	57
Global Industries Ltd (a)	21,119	122	Cypress Sharpridge Investments Inc	3,070	40
Gulf Island Fabrication Inc	1,414	32	DCT Industrial Trust Inc	43,597	218
Helix Energy Solutions Group Inc (a)	8,897	113	Developers Diversified Realty Corp	7,300	94
Hornbeck Offshore Services Inc (a)	2,118	47	DiamondRock Hospitality Co	33,980	360
ION Geophysical Corp (a)	30,800	151	Douglas Emmett Inc	1,684	30
Key Energy Services Inc (a)	11,648	115	DuPont Fabros Technology Inc	2,650	67
Lufkin Industries Inc	2,192	107	Dynex Capital Inc	2,023	22
Matrix Service Co (a)	7,511	68	EastGroup Properties Inc	3,867	157
Natural Gas Services Group Inc (a)	1,561	25	Education Realty Trust Inc	12,695	95
Newpark Resources Inc (a)	14,981	88	Entertainment Properties Trust	12,539	580
OYO Geospace Corp (a)	50	3	Equity Lifestyle Properties Inc	3,867	220
RPC Inc	2,855	63	Equity One Inc	2,681	50
T-3 Energy Services Inc (a)	3,267	109	Extra Space Storage Inc	13,417	217
Tesco Corp (a)	2,985	38	FelCor Lodging Trust Inc (a)	12,400	76
Tetra Technologies Inc (a)	32,914	321	First Industrial Realty Trust Inc (a)	84,620	620
Willbros Group Inc (a)	3,945	35	First Potomac Realty Trust	8,946	147
	$ 2,135		Franklin Street Properties Corp	5,901	79
Packaging & Containers - 0.68%			Getty Realty Corp	1,193	34
Graham Packaging Co Inc (a)	2,391	28	Gladstone Commercial Corp	1,209	23
Graphic Packaging Holding Co (a)	10,820	40	Glimcher Realty Trust	29,340	220
Rock-Tenn Co	8,566	487	Government Properties Income Trust	2,893	77
Silgan Holdings Inc	9,443	319	Hatteras Financial Corp	4,532	133
	$ 874		Healthcare Realty Trust Inc	6,414	155
Pharmaceuticals - 1.38%			Hersha Hospitality Trust	34,073	208
Alkermes Inc (a)	19,460	225	Highwoods Properties Inc	8,222	272
Cadence Pharmaceuticals Inc (a)	600	5	Home Properties Inc	3,806	207
Caraco Pharmaceutical Laboratories Ltd (a)	1,147	6	Inland Real Estate Corp	13,053	113
Cornerstone Therapeutics Inc (a)	1,154	7	Invesco Mortgage Capital Inc	7,176	155
Hi-Tech Pharmacal Co Inc (a)	5,200	112	Investors Real Estate Trust	6,351	56
Impax Laboratories Inc (a)	996	19	iStar Financial Inc (a)	7,586	35
Medicis Pharmaceutical Corp	5,806	173	Kilroy Realty Corp	5,361	183
Nabi Biopharmaceuticals (a)	7,900	39	LaSalle Hotel Properties	23,984	568
Nutraceutical International Corp (a)	4,427	72	Lexington Realty Trust	84,195	655
Obagi Medical Products Inc (a)	4,000	46	LTC Properties Inc	8,757	244
Par Pharmaceutical Cos Inc (a)	17,993	585	Medical Properties Trust Inc	27,019	302
Pharmasset Inc (a)	871	33	MFA Financial Inc	79,307	627
PharMerica Corp (a)	17,851	179	Mid-America Apartment Communities Inc	4,031	246
Schiff Nutrition International Inc	1,376	11	Mission West Properties Inc	2,526	17
USANA Health Sciences Inc (a)	3,100	136	Monmouth Real Estate Investment Corp	3,723	31
Viropharma Inc (a)	7,531	123	MPG Office Trust Inc (a)	20,600	56
XenoPort Inc (a)	1,000	8	National Health Investors Inc	3,177	147
	$ 1,779		National Retail Properties Inc	26,158	709
Pipelines - 0.03%			Omega Healthcare Investors Inc	24,092	554
Crosstex Energy Inc	4,051	33	One Liberty Properties Inc	1,267	20
			Parkway Properties Inc/Md	20,581	320
			Pebblebrook Hotel Trust (a)	5,169	101
Publicly Traded Investment Fund - 0.01%
THL Credit Inc	1,323	17	Pennsylvania Real Estate Investment Trust	28,792	411
			Post Properties Inc	5,004	152

See accompanying notes

467

Schedule of Investments
SmallCap Value Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
REITS (continued)			Retail (continued)
PS Business Parks Inc	5,934 $	352	Sally Beauty Holdings Inc (a)	1,315 $	16
Ramco-Gershenson Properties Trust	9,619	111	Shoe Carnival Inc (a)	1,252	29
Redwood Trust Inc	21,178	300	Sonic Automotive Inc	22,145	242
Resource Capital Corp	11,689	74	Stage Stores Inc	8,947	119
Saul Centers Inc	2,434	104	Stein Mart Inc (a)	2,403	23
Senior Housing Properties Trust	16,594	396	Steinway Musical Instruments Inc (a)	943	16
Sovran Self Storage Inc	2,893	113	Systemax Inc	299	4
Starwood Property Trust Inc	4,037	82	Talbots Inc (a)	1,314	13
Strategic Hotels & Resorts Inc (a)	46,538	212	West Marine Inc (a)	2,066	20
Sun Communities Inc	6,126	200	Wet Seal Inc/The (a)	4,083	14
Sunstone Hotel Investors Inc (a)	30,184	328	World Fuel Services Corp	9,624	272
Tanger Factory Outlet Centers	1,690	81		$ 6,084
Universal Health Realty Income Trust	809	30	Savings & Loans - 1.93%
Urstadt Biddle Properties Inc	1,901	37	Astoria Financial Corp	7,356	91
U-Store-It Trust	21,922	189	B of I Holding Inc (a)	1,042	13
Walter Investment Management Corp	2,176	40	Beneficial Mutual Bancorp Inc (a)	3,024	22
Washington Real Estate Investment Trust	4,776	153	Berkshire Hills Bancorp Inc	4,986	96
	$ 16,648		Brookline Bancorp Inc	32,411	316
Retail - 4.72%			Danvers Bancorp Inc	2,826	43
99 Cents Only Stores (a)	777	12	Dime Community Bancshares Inc	6,392	93
AFC Enterprises Inc (a)	679	9	ESB Financial Corp	1,297	19
America's Car-Mart Inc (a)	560	15	ESSA Bancorp Inc	2,158	27
Barnes & Noble Inc	3,292	49	First Niagara Financial Group Inc	15,312	181
Biglari Holdings Inc (a)	133	44	Flushing Financial Corp	5,852	77
Bob Evans Farms Inc	5,131	147	Fox Chase Bancorp Inc (a)	831	8
Bon-Ton Stores Inc/The (a)	1,132	13	Home Bancorp Inc (a)	1,252	17
Books-A-Million Inc	996	6	Investors Bancorp Inc (a)	4,061	49
Bravo Brio Restaurant Group Inc (a)	7,300	131	Kearny Financial Corp	2,290	20
Brown Shoe Co Inc	6,626	78	K-Fed Bancorp	646	5
Buckle Inc/The	300	9	Meridian Interstate Bancorp Inc (a)	1,376	15
Cabela's Inc (a)	25,196	467	NASB Financial Inc	501	8
Casey's General Stores Inc	2,291	95	NewAlliance Bancshares Inc	28,444	367
Cash America International Inc	16,008	564	Northfield Bancorp Inc	2,650	30
CEC Entertainment Inc (a)	2,071	69	Northwest Bancshares Inc	25,099	285
Charming Shoppes Inc (a)	10,085	35	OceanFirst Financial Corp	5,183	62
Childrens Place Retail Stores Inc/The (a)	405	18	Oritani Financial Corp	3,762	40
Christopher & Banks Corp	2,388	14	Provident Financial Services Inc	27,486	347
Collective Brands Inc (a)	10,437	160	Provident New York Bancorp	3,764	33
Conn's Inc (a)	12,500	55	Rockville Financial Inc	1,195	14
Cracker Barrel Old Country Store Inc	270	14	Roma Financial Corp	1,195	12
Dillard's Inc	15,702	401	Territorial Bancorp Inc	1,838	31
Domino's Pizza Inc (a)	21,122	313	United Financial Bancorp Inc	2,494	34
Dress Barn Inc (a)	542	12	ViewPoint Financial Group	1,378	13
DSW Inc (a)	6,800	226	Westfield Financial Inc	4,483	38
Ezcorp Inc (a)	496	11	WSFS Financial Corp	2,071	81
Finish Line Inc/The	25,254	386		$ 2,487
Fred's Inc	3,764	45	Semiconductors - 2.23%
Genesco Inc (a)	4,843	159	Alpha & Omega Semiconductor Ltd (a)	3,478	39
Group 1 Automotive Inc	1,639	58	Amkor Technology Inc (a)	9,141	66
Haverty Furniture Cos Inc	6,026	64	ATMI Inc (a)	2,857	51
Jack in the Box Inc (a)	596	14	AXT Inc (a)	2,721	22
Jo-Ann Stores Inc (a)	3,496	151	Brooks Automation Inc (a)	3,976	27
JOS A Bank Clothiers Inc (a)	3,633	158	Cabot Microelectronics Corp (a)	1,769	68
Kenneth Cole Productions Inc (a)	3,700	50	Cohu Inc	2,857	41
MarineMax Inc (a)	12,065	90	DSP Group Inc (a)	3,398	24
Men's Wearhouse Inc	5,237	128	Emulex Corp (a)	7,804	89
O'Charleys Inc (a)	2,480	19	Entegris Inc (a)	24,884	149
OfficeMax Inc (a)	5,171	91	Fairchild Semiconductor International Inc (a)	16,600	187
Pacific Sunwear of California Inc (a)	5,653	34	FormFactor Inc (a)	4,219	41
Pantry Inc/The (a)	4,268	83	GSI Technology Inc (a)	896	6
Papa John's International Inc (a)	560	14	Integrated Device Technology Inc (a)	6,034	36
PC Connection Inc (a)	1,332	11	Integrated Silicon Solution Inc (a)	19,400	146
Penske Automotive Group Inc (a)	2,338	31	IXYS Corp (a)	5,114	52
PEP Boys-Manny Moe & Jack	4,502	53	Kopin Corp (a)	6,169	24
Red Robin Gourmet Burgers Inc (a)	1,672	34	Kulicke & Soffa Industries Inc (a)	18,300	114
Regis Corp	5,558	114	Lattice Semiconductor Corp (a)	16,050	78
Rite Aid Corp (a)	43,473	40	Microsemi Corp (a)	4,944	99
Ruby Tuesday Inc (a)	22,941	278	MKS Instruments Inc (a)	18,699	386
Rush Enterprises Inc - Class A (a)	4,883	78	Pericom Semiconductor Corp (a)	3,592	34
Ruth's Hospitality Group Inc (a)	4,533	21	Photronics Inc (a)	19,767	124
Saks Inc (a)	12,977	145	PMC - Sierra Inc (a)	13,302	102

See accompanying notes

468

Schedule of Investments
SmallCap Value Fund I
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Semiconductors (continued)			Telecommunications (continued)
Richardson Electronics Ltd/United States	1,541 $	17	RF Micro Devices Inc (a)	5,400 $	39
Semtech Corp (a)	2,971	64	Sonus Networks Inc (a)	5,445	17
Sigma Designs Inc (a)	11,104	127	Sycamore Networks Inc	1,555	47
Skyworks Solutions Inc (a)	19,287	442	Symmetricom Inc (a)	16,306	102
Standard Microsystems Corp (a)	1,487	36	Syniverse Holdings Inc (a)	2,453	75
Tessera Technologies Inc (a)	2,040	40	Tekelec (a)	10,384	135
Ultratech Inc (a)	678	12	Tessco Technologies Inc	348	5
Veeco Instruments Inc (a)	2,400	100	USA Mobility Inc	7,504	126
Zoran Corp (a)	4,445	31	ViaSat Inc (a)	1,768	73
	$ 2,874		Vonage Holdings Corp (a)	9,387	24
Software - 2.05%				$ 3,622
Accelrys Inc (a)	3,910	28	Textiles - 0.20%
Aspen Technology Inc (a)	6,626	74	G&K Services Inc	5,329	132
Avid Technology Inc (a)	2,449	31	Unifirst Corp/MA	2,759	127
CSG Systems International Inc (a)	12,152	236		$ 259
Deltek Inc (a)	142	1	Toys, Games & Hobbies - 0.34%
Digi International Inc (a)	3,130	30	Jakks Pacific Inc (a)	17,844	336
Dynavox Inc (a)	4,541	25	RC2 Corp (a)	5,090	108
Epicor Software Corp (a)	2,812	27		$ 444
EPIQ Systems Inc	7,838	92	Transportation - 2.38%
Fair Isaac Corp	4,134	99	Air Transport Services Group Inc (a)	5,263	35
JDA Software Group Inc (a)	24,330	616	Arkansas Best Corp	2,033	52
Mantech International Corp (a)	1,257	49	Atlas Air Worldwide Holdings Inc (a)	11,470	599
Omnicell Inc (a)	5,100	71	Bristow Group Inc (a)	3,583	139
QLIK Technologies Inc (a)	487	12	CAI International Inc (a)	4,000	66
Quest Software Inc (a)	3,500	92	DHT Holdings Inc	18,224	78
RealPage Inc (a)	487	11	Dynamex Inc (a)	769	16
Schawk Inc	5,049	98	Eagle Bulk Shipping Inc (a)	5,262	27
SciQuest Inc (a)	3,100	35	Excel Maritime Carriers Ltd (a)	66,133	385
Seachange International Inc (a)	2,203	18	Genco Shipping & Trading Ltd (a)	2,378	39
Smith Micro Software Inc (a)	500	6	General Maritime Corp	7,808	30
SYNNEX Corp (a)	7,834	228	Golar LNG Ltd	3,401	45
Take-Two Interactive Software Inc (a)	53,357	569	Gulfmark Offshore Inc (a)	9,354	277
VeriFone Systems Inc (a)	5,900	200	Heartland Express Inc	4,600	69
	$ 2,648		Horizon Lines Inc	28,020	121
Storage & Warehousing - 0.04%			Knight Transportation Inc	900	16
Mobile Mini Inc (a)	3,083	54	Knightsbridge Tankers Ltd	5,265	114
			Marten Transport Ltd	2,987	63
Telecommunications - 2.81%			Nordic American Tanker Shipping Ltd	5,445	142
ADC Telecommunications Inc (a)	2,086	26	Old Dominion Freight Line Inc (a)	633	18
Anaren Inc (a)	1,949	33	Overseas Shipholding Group Inc	2,526	84
Anixter International Inc	3,660	197	Pacer International Inc (a)	40,247	224
Arris Group Inc (a)	38,175	355	PAM Transportation Services Inc (a)	681	8
Atlantic Tele-Network Inc	100	4	PHI Inc (a)	1,949	34
Aviat Networks Inc (a)	8,469	39	Quality Distribution Inc (a)	3,535	25
Black Box Corp	4,166	138	RailAmerica Inc (a)	3,509	41
Cincinnati Bell Inc (a)	13,522	33	Ship Finance International Ltd	10,745	216
Comtech Telecommunications Corp	1,723	53	Teekay Tankers Ltd	2,650	32
Consolidated Communications Holdings Inc	19,754	366	Werner Enterprises Inc	3,587	77
CPI International Inc (a)	3,542	50		$ 3,072
EchoStar Holding Corp (a)	1,700	36
			Trucking & Leasing - 0.32%
EMS Technologies Inc (a)	2,176	39	Aircastle Ltd	14,187	130
Extreme Networks (a)	9,710	31	Amerco Inc (a)	2,620	216
General Communication Inc (a)	4,445	46	Greenbrier Cos Inc (a)	1,853	34
Global Crossing Ltd (a)	1,768	24	TAL International Group Inc	1,318	37
Globecomm Systems Inc (a)	2,941	26
Harmonic Inc (a)	7,395	52		$ 417
Hughes Communications Inc (a)	496	14	Water - 0.28%
			American States Water Co	3,098	116
IDT Corp - Class B	2,085	31	California Water Service Group	3,564	133
InterDigital Inc	6,800	228	Pico Holdings Inc (a)	1,904	58
Iridium Communications Inc (a)	5,166	43
Knology Inc (a)	447	7	SJW Corp	1,036	25
Neutral Tandem Inc (a)	4,000	58	York Water Co	2,200	35
Novatel Wireless Inc (a)	4,173	44		$ 367
Oplink Communications Inc (a)	6,104	107	TOTAL COMMON STOCKS	$ 127,100
PAETEC Holding Corp (a)	5,942	25
Plantronics Inc	9,746	350
Polycom Inc (a)	891	30
Powerwave Technologies Inc (a)	18,940	41
Preformed Line Products Co	292	12
Premiere Global Services Inc (a)	64,514	441

See accompanying notes

469

		Schedule of Investments
		SmallCap Value Fund I
		October 31, 2010

	Maturity
	Amount
REPURCHASE AGREEMENTS - 1.48%	(000's)	Value (000's)
Banks - 1.48%
Investment in Joint Trading Account; Bank of	$ 545	$ 545
America Repurchase Agreement; 0.22%
dated 10/29/10 maturing 11/01/10
(collateralized by Sovereign Agency Issues;
$555,833; 0.00% - 5.25%; dated 05/01/13 -
04/15/42)
Investment in Joint Trading Account; Credit Suisse	526	526
Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
US Treasury Note; $536,594; 1.13%; dated
01/15/12)
Investment in Joint Trading Account; Deutsche	500	500
Bank Repurchase Agreement; 0.21% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $509,765; 0.38% -
3.75%; dated 12/06/10 - 01/29/15)
Investment in Joint Trading Account; Morgan	342	342
Stanley Repurchase Agreement; 0.20% dated
10/29/10 maturing 11/01/10 (collateralized by
Sovereign Agency Issues; $348,786; 1.88% -
6.13%; dated 01/09/12 - 02/21/13)
		$ 1,913
TOTAL REPURCHASE AGREEMENTS		$ 1,913
Total Investments		$ 129,013
Other Assets in Excess of Liabilities, Net - 0.02%		$ 23
TOTAL NET ASSETS - 100.00%		$ 129,036

(a)	Non-Income Producing Security
(b)	Security is Illiquid
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $0 or 0.00% of net assets.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 16,538
Unrealized Depreciation	(6,269)
Net Unrealized Appreciation (Depreciation)	$ 10,269
Cost for federal income tax purposes	$ 118,744
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Financial	36 .38%
Industrial	13 .32%
Consumer, Non-cyclical	13 .12%
Consumer, Cyclical	10.82%
Utilities	6 .31%
Technology	5 .60%
Energy	5 .16%
Communications	4 .66%
Basic Materials	4 .56%
Diversified	0 .05%
Other Assets in Excess of Liabilities, Net	0 .02%
TOTAL NET ASSETS	100.00%

See accompanying notes

470

Schedule of Investments
SmallCap Value Fund I
October 31, 2010

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2010	Long	39 $	2,648	$ 2,738	$ 90
					$ 90
All dollar amounts are shown in thousands (000's)

See accompanying notes

471

Schedule of Investments
SmallCap Value Fund II
October 31, 2010

COMMON STOCKS - 95.00%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Advertising - 0.05%			Automobile Manufacturers (continued)
Harte-Hanks Inc	19,514 $	236	Wabash National Corp (a)	16,353 $	131
Marchex Inc	18,696	120		$ 233
Valuevision Media Inc (a)	16,521	39	Automobile Parts & Equipment - 1.49%
	$ 395		American Axle & Manufacturing Holdings Inc (a)	612	6
Aerospace & Defense - 1.40%			ArvinMeritor Inc (a)	24,849	412
AAR Corp (a)	49,290	1,086	Commercial Vehicle Group Inc (a)	25,241	339
Allied Defense Group Inc/The (a)	2,055	6	Dana Holding Corp (a)	116,634	1,651
Arotech Corp (a)	9,039	18	Dorman Products Inc (a)	6,455	235
Astronics Corp (a)	487	10	Douglas Dynamics Inc	4,542	65
CPI Aerostructures Inc (a)	324	4	Exide Technologies (a)	90,940	535
Cubic Corp	8,279	360	Federal-Mogul Corp (a)	38,975	773
Curtiss-Wright Corp	18,474	571	Miller Industries Inc/TN	20,162	272
Ducommun Inc	20,132	432	Modine Manufacturing Co (a)	50,331	680
Esterline Technologies Corp (a)	52,369	3,166	Motorcar Parts of America Inc (a)	7,042	71
GenCorp Inc (a)	58,702	286	Spartan Motors Inc	50,159	255
Herley Industries Inc (a)	19,466	323	Standard Motor Products Inc	26,325	279
Kaman Corp	15,981	431	Superior Industries International Inc	47,247	848
Kratos Defense & Security Solutions Inc (a)	6,235	71	Supreme Industries Inc (a)	4,647	11
LMI Aerospace Inc (a)	9,928	162	Tenneco Inc (a)	109,950	3,587
Moog Inc (a)	30,649	1,152	Titan International Inc	55,418	841
Orbital Sciences Corp (a)	7,554	123	TRW Automotive Holdings Corp (a)	15,015	686
SIFCO Industries Inc	769	10		$ 11,546
Teledyne Technologies Inc (a)	6,715	279	Banks - 7.80%
TransDigm Group Inc (a)	17,832	1,182	1st Source Corp	29,883	528
Triumph Group Inc	13,413	1,121	1st United Bancorp Inc/Boca Raton (a)	8,633	52
	$ 10,793		Alliance Financial Corp/NY	1,488	45
Agriculture - 0.33%			American National Bankshares Inc	2,287	52
Alliance One International Inc (a)	75,762	335	Ameris Bancorp (a)	8,857	82
Andersons Inc/The	12,780	503	AmeriServ Financial Inc (a)	22,099	35
Griffin Land & Nurseries Inc	472	12	Ames National Corp	3,237	63
MGP Ingredients Inc	12,157	109	Arrow Financial Corp	3,581	87
Universal Corp/VA	30,728	1,274	Associated Banc-Corp	235,950	2,989
Vector Group Ltd	18,198	340	Bancfirst Corp	2,758	113
	$ 2,573		Banco Latinoamericano de Comercio Exterior SA	47,883	738
Airlines - 0.90%			Bancorp Inc/DE (a)	22,348	167
AirTran Holdings Inc (a)	29,982	222	Bancorp Rhode Island Inc	1,370	40
Alaska Air Group Inc (a)	8,633	456	BancTrust Financial Group Inc (a)	9,317	27
ExpressJet Holdings Inc (a)	14,284	96	Bank Mutual Corp	101,424	489
Hawaiian Holdings Inc (a)	15,588	114	Bank of Commerce Holdings	411	2
JetBlue Airways Corp (a)	375,102	2,618	Bank of Florida Corp (a)	6,269	—
MAIR Holdings Inc (a),(b),(c)	16,800	—	Bank of Granite Corp (a)	4,030	3
Pinnacle Airlines Corp (a)	15,877	91	Bank of Hawaii Corp	42,675	1,843
Republic Airways Holdings Inc (a)	68,744	639	Bank of Marin Bancorp	2,038	68
Skywest Inc	112,389	1,704	Bank of the Ozarks Inc	2,975	113
United Continental Holdings Inc (a)	6,676	194	Banner Corp	15,780	26
US Airways Group Inc (a)	72,042	849	Boston Private Financial Holdings Inc	78,574	448
	$ 6,983		Bridge Bancorp Inc	1,678	39
Apparel - 1.16%			Bryn Mawr Bank Corp	3,357	56
American Apparel Inc (a)	11,272	11	Cadence Financial Corp (a)	5,692	14
Columbia Sportswear Co	7,839	409	Camden National Corp	2,874	98
Delta Apparel Inc (a)	7,352	95	Capital Bank Corp (a)	400	1
Iconix Brand Group Inc (a)	125,502	2,196	Capital City Bank Group Inc	10,625	127
Jones Group Inc/The	59,434	860	CapitalSource Inc	374,544	2,288
K-Swiss Inc (a)	8,899	108	Capitol Bancorp Ltd (a)	11,611	13
Lacrosse Footwear Inc	868	12	Cardinal Financial Corp	12,591	126
Lakeland Industries Inc (a)	4,532	44	Cascade Financial Corp (a)	1,365	1
Oxford Industries Inc	6,941	160	Cathay General Bancorp	117,720	1,601
Perry Ellis International Inc (a)	17,651	397	Center Bancorp Inc	150	1
Quiksilver Inc (a)	149,087	622	Center Financial Corp (a)	39,423	206
Rocky Brands Inc (a)	5,381	49	Centerstate Banks Inc	9,860	73
Superior Uniform Group Inc	3,314	35	Central Bancorp Inc/MA	538	7
Tandy Brands Accessories Inc (a)	5,373	18	Central Pacific Financial Corp (a)	21,702	33
Timberland Co/The (a)	4,797	101	Century Bancorp Inc/MA	1,379	33
Unifi Inc (a)	106,977	506	Chemical Financial Corp	25,761	522
Weyco Group Inc	1,438	36	Citizens Republic Bancorp Inc (a)	244,468	169
Wolverine World Wide Inc	113,560	3,307	City Holding Co	4,077	129
	$ 8,966		CNB Financial Corp/PA	4,653	65
Automobile Manufacturers - 0.03%			CoBiz Financial Inc	22,716	110
Force Protection Inc (a)	18,107	102	Columbia Banking System Inc	13,355	243
			Community Bank System Inc	25,164	588
			Community Trust Bancorp Inc	3,678	100

See accompanying notes

472

Schedule of Investments
SmallCap Value Fund II
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Banks (continued)			Banks (continued)
Crescent Financial Corp (a)	3,633 $	8	Old National Bancorp/IN	47,846 $	453
CVB Financial Corp	81,768	622	Old Second Bancorp Inc	15,048	30
Dearborn Bancorp Inc (a)	3,950	7	OmniAmerican Bancorp Inc (a)	3,889	46
Eagle Bancorp Inc (a)	6,451	80	Oriental Financial Group Inc	14,418	191
East West Bancorp Inc	11,588	204	Orrstown Financial Services Inc	2,638	68
Encore Bancshares Inc (a)	5,480	42	Pacific Capital Bancorp NA - Rights (a),(c)	83,069	37
Enterprise Financial Services Corp	10,360	102	Pacific Continental Corp	7,011	58
Farmers Capital Bank Corp	627	3	Pacific Mercantile Bancorp (a)	4,122	13
Fidelity Southern Corp (a)	5,198	36	PacWest Bancorp	17,655	308
Financial Institutions Inc	5,434	98	Park National Corp	3,237	212
First Bancorp Inc/ME	3,333	46	Patriot National Bancorp Inc (a)	2,329	5
First BanCorp/Puerto Rico (a)	207,939	64	Penns Woods Bancorp Inc	1,558	51
First Bancorp/Troy NC	17,048	229	Peoples Bancorp Inc/OH	11,845	156
First Busey Corp	7,870	37	Pinnacle Financial Partners Inc (a)	48,651	555
First California Financial Group Inc (a)	3,790	9	Porter Bancorp Inc	880	10
First Commonwealth Financial Corp	238,929	1,390	Preferred Bank/Los Angeles CA (a)	2,920	5
First Community Bancshares Inc/VA	17,492	235	Premier Financial Bancorp Inc	627	4
First Financial Bancorp	30,039	506	PrivateBancorp Inc	129,633	1,528
First Financial Bankshares Inc	9,705	459	Prosperity Bancshares Inc	115,782	3,600
First Financial Corp/IN	2,862	84	Renasant Corp	22,025	360
First Interstate Bancsystem Inc	4,933	64	Republic Bancorp Inc/KY	3,837	78
First Mariner Bancorp Inc (a)	2,150	2	Republic First Bancorp Inc (a)	247	1
First Merchants Corp	22,287	185	S&T Bancorp Inc	17,959	352
First Midwest Bancorp Inc/IL	87,894	941	Sandy Spring Bancorp Inc	23,716	413
First of Long Island Corp/The	2,278	57	SCBT Financial Corp	3,075	94
First Regional Bancorp/Los Angeles CA (a)	4,482	—	Seacoast Banking Corp of Florida (a)	8,866	11
First Security Group Inc/TN	4,926	8	Shore Bancshares Inc	1,348	13
First South Bancorp Inc/Washington NC	3,103	31	Sierra Bancorp	5,901	62
First State Bancorporation/NM (a)	7,881	1	Simmons First National Corp	5,395	147
FirstMerit Corp	178,779	3,072	Southern Community Financial Corp/NC (a)	13,075	21
FNB Corp/PA	229,984	1,955	Southern Connecticut Bancorp Inc (a)	896	5
FNB United Corp (a)	4,030	2	Southside Bancshares Inc	6,198	117
Fulton Financial Corp	21,852	204	Southwest Bancorp Inc/Stillwater OK	22,498	223
German American Bancorp Inc	4,288	73	State Bancorp Inc/NY	600	6
Glacier Bancorp Inc	49,229	640	StellarOne Corp	19,320	247
Great Southern Bancorp Inc	3,957	89	Sterling Bancorp/NY	19,775	186
Green Bankshares Inc (a)	7,648	30	Sterling Bancshares Inc/TX	162,432	876
Guaranty Bancorp (a)	41,548	68	Suffolk Bancorp	2,758	71
Hampton Roads Bankshares Inc (a)	6,402	5	Sun Bancorp Inc/NJ (a)	24,602	97
Hancock Holding Co	21,094	662	Superior Bancorp (a)	7,473	6
Hanmi Financial Corp (a)	31,901	37	Susquehanna Bancshares Inc	266,099	2,102
Heartland Financial USA Inc	6,414	99	SVB Financial Group (a)	18,669	809
Heritage Commerce Corp (a)	6,626	25	SY Bancorp Inc	3,957	97
Home Bancshares Inc/AR	5,636	116	Synovus Financial Corp	30,200	65
Horizon Financial Corp (a)	2,100	—	Taylor Capital Group Inc (a)	9,857	119
Iberiabank Corp	12,335	642	Texas Capital Bancshares Inc (a)	8,089	147
Independent Bank Corp/MI (a)	905	2	TIB Financial Corp (a)	1,393	1
Independent Bank Corp/Rockland MA	5,343	126	TIB Financial Corp - Rights (a),(b),(c)	13,930	—
Integra Bank Corp (a)	9,851	7	Tompkins Financial Corp	2,184	84
International Bancshares Corp	66,193	1,134	Tower Bancorp Inc	1,365	30
Intervest Bancshares Corp (a)	1,852	4	TowneBank/Portsmouth VA	20,959	304
Lakeland Bancorp Inc	12,089	112	Trustco Bank Corp NY	77,698	418
Lakeland Financial Corp	3,937	75	Trustmark Corp	33,236	734
LNB Bancorp Inc	10,575	51	UMB Financial Corp	13,182	488
M&T Bank Corp	2,572	192	Umpqua Holdings Corp	222,261	2,445
Macatawa Bank Corp (a)	7,447	14	Union First Market Bankshares Corp	22,652	291
MainSource Financial Group Inc	18,101	150	United Bankshares Inc	27,101	724
MB Financial Inc	78,946	1,175	United Community Banks Inc/GA (a)	76,985	151
MBT Financial Corp (a)	7,614	15	Univest Corp of Pennsylvania	4,211	79
Mercantile Bank Corp (a)	2,133	9	Virginia Commerce Bancorp Inc (a)	10,562	57
Merchants Bancshares Inc	1,828	47	Washington Banking Co	5,720	72
Metro Bancorp Inc (a)	12,990	131	Washington Trust Bancorp Inc	5,366	108
MidWestOne Financial Group Inc	2,624	39	Webster Financial Corp	131,659	2,254
Nara Bancorp Inc (a)	6,856	54	WesBanco Inc	28,014	465
National Bankshares Inc	2,643	69	West Bancorporation Inc (a)	536	4
National Penn Bancshares Inc	203,514	1,320	West Coast Bancorp/OR (a)	18,817	49
NBT Bancorp Inc	22,584	498	Westamerica Bancorporation	11,592	580
NewBridge Bancorp (a)	8,743	35	Western Alliance Bancorp (a)	58,226	352
North Valley Bancorp (a)	700	1	Whitney Holding Corp/LA	166,219	1,377
Northeast Bancorp	806	10	Wilmington Trust Corp	40,996	291
Northrim BanCorp Inc	782	13	Wilshire Bancorp Inc	5,021	34

See accompanying notes

473

Schedule of Investments SmallCap Value Fund II

October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Banks (continued)			Coal (continued)
Wintrust Financial Corp	54,873 $	1,643	Patriot Coal Corp (a)	42,861 $	578
Yadkin Valley Financial Corp (a)	7,050	16		$ 2,122
	$ 60,311		Commercial Services - 4.49%
Beverages - 0.01%			Aaron's Inc	110,221	2,078
Craft Brewers Alliance Inc (a)	10,996	72	ABM Industries Inc	9,713	219
			Advance America Cash Advance Centers Inc	19,066	95
Biotechnology - 0.35%			Albany Molecular Research Inc (a)	19,958	127
Acorda Therapeutics Inc (a)	8,600	233	American Reprographics Co (a)	33,392	238
Cambrex Corp (a)	15,830	71	AMN Healthcare Services Inc (a)	7,194	38
Celera Corp (a)	135,746	774	Asset Acceptance Capital Corp (a)	3,448	20
Emergent Biosolutions Inc (a)	4,800	87	Avalon Holdings Corp (a)	3,917	11
Enzon Pharmaceuticals Inc (a)	7,434	84	Avis Budget Group Inc (a)	117,325	1,362
Exelixis Inc (a)	22,500	100	Barrett Business Services Inc	4,577	71
Martek Biosciences Corp (a)	45,020	988	Carriage Services Inc (a)	21,103	111
Maxygen Inc (a)	21,368	137	CBIZ Inc (a)	32,046	190
Medicines Co/The (a)	5,319	68	CDI Corp	24,698	354
RTI Biologics Inc (a)	38,389	95	Cenveo Inc (a)	5,186	29
SuperGen Inc (a)	20,625	57	Champion Industries Inc/WV (a)	10,371	12
	$ 2,694		Collectors Universe	1,710	29
Building Materials - 0.93%			Consolidated Graphics Inc (a)	42,109	1,961
Apogee Enterprises Inc	49,067	515	Convergys Corp (a)	176,855	2,002
Armstrong World Industries Inc (a)	2,538	106	Corrections Corp of America (a)	145,400	3,732
Builders FirstSource Inc (a)	14,172	29	CRA International Inc (a)	9,069	169
Comfort Systems USA Inc	9,543	109	Cross Country Healthcare Inc (a)	43,185	315
Drew Industries Inc (a)	4,676	99	Deluxe Corp	12,131	248
Gibraltar Industries Inc (a)	45,656	417	Dollar Thrifty Automotive Group Inc (a)	2,400	111
Interline Brands Inc (a)	40,121	806	Edgewater Technology Inc (a)	10,657	31
KSW Inc	100	—	Electro Rent Corp	28,189	419
Louisiana-Pacific Corp (a)	337,659	2,614	Euronet Worldwide Inc (a)	12,641	228
LSI Industries Inc	12,667	117	Franklin Covey Co (a)	4,745	40
PGT Inc (a)	10,184	21	Geo Group Inc/The (a)	31,399	805
Quanex Building Products Corp	7,674	138	Global Cash Access Holdings Inc (a)	1,079	4
Texas Industries Inc	28,344	968	Grand Canyon Education Inc (a)	13,800	260
Universal Forest Products Inc	17,280	521	Great Lakes Dredge & Dock Corp	64,706	401
USG Corp (a)	57,211	725	H&E Equipment Services Inc (a)	30,647	298
	$ 7,185		Hackett Group Inc/The (a)	12,496	49
Chemicals - 2.47%			Heidrick & Struggles International Inc	3,678	79
A Schulman Inc	39,272	852	Hill International Inc (a)	7,961	42
Aceto Corp	31,432	232	Hudson Highland Group Inc (a)	3,535	12
American Pacific Corp (a)	4,299	26	Huron Consulting Group Inc (a)	5,945	118
American Vanguard Corp	9,799	72	ICF International Inc (a)	4,436	114
Arch Chemicals Inc	11,331	402	Intersections Inc	12,290	119
Cabot Corp	1,984	67	Jackson Hewitt Tax Service Inc (a)	13,600	13
Ferro Corp (a)	13,191	181	Kelly Services Inc (a)	38,254	569
Georgia Gulf Corp (a)	52,398	1,060	Kendle International Inc (a)	14,880	135
Hawkins Inc	596	21	Korn/Ferry International (a)	9,660	170
HB Fuller Co	37,870	782	LECG Corp (a)	11,075	10
Innophos Holdings Inc	4,306	158	Live Nation Entertainment Inc (a)	89,632	851
Kraton Performance Polymers Inc (a)	68,189	2,214	Mace Security International Inc (a)	10,657	4
Landec Corp (a)	19,509	123	Mac-Gray Corp	20,591	251
Minerals Technologies Inc	9,215	540	McGrath Rentcorp	9,603	243
NewMarket Corp	4,651	551	Multi-Color Corp	9,629	153
Olin Corp	29,131	582	Navigant Consulting Inc (a)	23,358	214
OM Group Inc (a)	53,170	1,769	On Assignment Inc (a)	28,634	162
Penford Corp (a)	5,082	30	PDI Inc (a)	14,813	130
PolyOne Corp (a)	29,947	387	Perceptron Inc (a)	1,881	10
Quaker Chemical Corp	1,200	44	PHH Corp (a)	91,067	1,755
Rockwood Holdings Inc (a)	18,194	617	Prospect Medical Holdings Inc (a)	5,363	45
Sensient Technologies Corp	140,802	4,549	RCM Technologies Inc (a)	10,898	55
Solutia Inc (a)	13,835	251	Rent-A-Center Inc/TX	129,474	3,255
Spartech Corp (a)	45,423	384	RSC Holdings Inc (a)	11,032	89
TPC Group Inc (a)	3,117	86	SFN Group Inc (a)	85,127	646
Westlake Chemical Corp	52,138	1,667	Sotheby's	8,400	368
WR Grace & Co (a)	31,417	1,007	Spectrum Group International Inc (a)	8,050	14
Zoltek Cos Inc (a)	44,463	427	StarTek Inc (a)	10,926	45
	$ 19,081		Stewart Enterprises Inc	126,362	702
			Team Inc (a)	4,428	88
Coal - 0.27%
Cloud Peak Energy Inc (a)	6,775	118	Towers Watson & Co	87,114	4,479
International Coal Group Inc (a)	247,064	1,389	Track Data Corp (a)	44	4
James River Coal Co (a)	2,151	37	Tree.com Inc (a)	5,670	42
			Tufco Technologies Inc (a)	1,165	4

See accompanying notes

474

Schedule of Investments
SmallCap Value Fund II
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Commercial Services (continued)			Distribution & Wholesale (continued)
United Rentals Inc (a)	14,875 $	279	Chindex International Inc (a)	3,162 $	43
Valassis Communications Inc (a)	79,375	2,619	Core-Mark Holding Co Inc (a)	16,563	547
Versar Inc (a)	5,000	16	GTSI Corp (a)	6,697	31
Viad Corp	29,170	582	Navarre Corp (a)	15,359	37
Volt Information Sciences Inc (a)	19,580	158	Owens & Minor Inc	24,778	705
	$ 34,701		Pool Corp	18,200	366
Computers - 1.88%			Scansource Inc (a)	16,660	499
Agilysys Inc (a)	19,402	116	School Specialty Inc (a)	24,342	327
Astro-Med Inc	7,443	52	Titan Machinery Inc (a)	9,839	191
CACI International Inc (a)	113,870	5,707	United Stationers Inc (a)	2,279	128
Ciber Inc (a)	165,149	606	Watsco Inc	10,600	593
Cogo Group Inc (a)	17,595	134	WESCO International Inc (a)	117,589	5,035
Computer Task Group Inc (a)	3,339	27		$ 8,830
Cray Inc (a)	7,751	46	Diversified Financial Services - 1.77%
Datalink Corp (a)	400	2	Asta Funding Inc	8,774	72
Dataram Corp (a)	3,977	10	BGC Partners Inc	35,400	246
Dynamics Research Corp (a)	3,665	41	Calamos Asset Management Inc	27,312	327
Electronics for Imaging Inc (a)	66,252	907	California First National Bancorp	986	13
Hutchinson Technology Inc (a)	34,508	117	CompuCredit Holdings Corp	45,837	258
Imation Corp (a)	87,245	850	Delta Financial Corp (a),(c)	18,200	—
Insight Enterprises Inc (a)	57,888	876	Doral Financial Corp (a)	32,767	49
Integral Systems Inc/MD (a)	8,534	73	Duff & Phelps Corp	5,300	74
Key Tronic Corp (a)	13,891	89	Encore Capital Group Inc (a)	3,065	62
Maxwell Technologies Inc (a)	9,700	157	Epoch Holding Corp	490	7
Mentor Graphics Corp (a)	13,551	146	Evercore Partners Inc - Class A	6,800	206
Mercury Computer Systems Inc (a)	8,656	137	Federal Agricultural Mortgage Corp	15,252	179
PAR Technology Corp (a)	8,996	56	First Marblehead Corp/The (a)	57,745	129
Planar Systems Inc (a)	19,739	46	Firstcity Financial Corp (a)	7,911	67
Qualstar Corp	4,617	7	International Assets Holding Corp (a)	5,285	117
Quantum Corp (a)	54,502	185	Investment Technology Group Inc (a)	38,538	549
Radisys Corp (a)	3,527	35	JMP Group Inc	7,557	51
Rimage Corp (a)	4,687	70	KBW Inc	35,300	893
Riverbed Technology Inc (a)	4,800	276	Knight Capital Group Inc (a)	105,627	1,376
SMART Modular Technologies WWH Inc (a)	23,799	176	LaBranche & Co Inc (a)	24,671	80
SRA International Inc (a)	128,431	2,570	Marlin Business Services Corp (a)	9,431	115
STEC Inc (a)	17,400	271	MF Global Holdings Ltd (a)	451,555	3,535
SYKES Enterprises Inc (a)	11,763	195	MicroFinancial Inc	5,351	22
TechTeam Global Inc (a)	4,320	32	National Financial Partners Corp (a)	20,948	289
Tier Technologies Inc (a)	8,948	51	Nelnet Inc	34,303	770
Unisys Corp (a)	20,954	483	NewStar Financial Inc (a)	44,935	342
	$ 14,546		Ocwen Financial Corp (a)	16,398	142
Consumer Products - 1.31%			Oppenheimer Holdings Inc	7,970	203
ACCO Brands Corp (a)	15,231	95	Penson Worldwide Inc (a)	4,565	24
American Greetings Corp	54,170	1,049	Piper Jaffray Cos (a)	21,986	681
AT Cross Co (a)	1,100	8	Sanders Morris Harris Group Inc	23,176	134
Blyth Inc	2,225	90	Stifel Financial Corp (a)	1,314	62
Central Garden and Pet Co (a)	22,353	231	Student Loan Corp	7,350	219
Central Garden and Pet Co - A Shares (a)	65,227	682	SWS Group Inc	57,233	394
CSS Industries Inc	12,891	216	United PanAm Financial Corp (a)	6,985	32
Ennis Inc	48,472	874	Virtus Investment Partners Inc (a)	5,186	191
Helen of Troy Ltd (a)	23,420	601	Waddell & Reed Financial Inc	57,050	1,658
Jarden Corp	3,520	113	World Acceptance Corp (a)	2,159	93
Kid Brands Inc (a)	21,633	211		$ 13,661
Oil-Dri Corp of America	1,940	43	Electric - 2.65%
Prestige Brands Holdings Inc (a)	82,657	888	Allete Inc	16,336	595
Scotts Miracle-Gro Co/The	83,488	4,458	Avista Corp	23,369	510
Spectrum Brands Holdings Inc (a)	7,159	203	Black Hills Corp	25,105	799
Tupperware Brands Corp	7,062	316	CH Energy Group Inc	3,388	154
WD-40 Co	360	13	Cleco Corp	131,784	4,121
	$ 10,091		Dynegy Inc (a)	22,903	106
Cosmetics & Personal Care - 0.03%			El Paso Electric Co (a)	167,358	4,117
CCA Industries Inc	400	2	Empire District Electric Co/The	23,161	487
Elizabeth Arden Inc (a)	6,720	138	EnerNOC Inc (a)	5,100	153
Parlux Fragrances Inc (a)	12,179	32	IDACORP Inc	43,213	1,590
Physicians Formula Holdings Inc (a)	4,395	16	Maine & Maritimes Corp	1,756	79
Revlon Inc (a)	5,957	67	MGE Energy Inc	4,943	200
	$ 255		NorthWestern Corp	100,971	3,006
Distribution & Wholesale - 1.14%			Otter Tail Corp	24,493	503
ADDvantage Technologies Group Inc (a)	2,273	7	Pike Electric Corp (a)	25,319	191
BMP Sunstone Corp (a)	8,855	87	PNM Resources Inc	70,880	836
Brightpoint Inc (a)	31,230	234	Portland General Electric Co	35,439	741
See accompanying notes			475

Schedule of Investments
SmallCap Value Fund II
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Electric (continued)			Electronics (continued)
RRI Energy Inc (a)	218,984 $	823	TTM Technologies Inc (a)	58,250 $	610
UIL Holdings Corp	25,456	737	Vicon Industries Inc (a)	1,971	8
Unisource Energy Corp	17,795	625	Vishay Intertechnology Inc (a)	189,488	2,141
Unitil Corp	4,532	98	Vishay Precision Group Inc (a)	13,534	230
	$ 20,471		Watts Water Technologies Inc	43,318	1,523
Electrical Components & Equipment - 0.83%			X-Rite Inc (a)	15,435	63
Advanced Battery Technologies Inc (a)	7,870	31	Zygo Corp (a)	13,103	140
Advanced Energy Industries Inc (a)	16,073	231		$ 14,946
Belden Inc	20,226	564	Energy - Alternate Sources - 0.11%
C&D Technologies Inc (a)	4,488	1	Clean Energy Fuels Corp (a)	19,000	276
Encore Wire Corp	18,228	378	Green Plains Renewable Energy Inc (a)	15,516	173
EnerSys (a)	38,272	1,009	Headwaters Inc (a)	98,017	333
Espey Manufacturing & Electronics Corp	53	1	Hoku Corp (a)	2,484	7
Evergreen Solar Inc (a)	81,224	75	Ocean Power Technologies Inc (a)	7,027	46
General Cable Corp (a)	36,093	1,008	REX American Resources Corp (a)	3,041	50
GrafTech International Ltd (a)	143,885	2,370		$ 885
Insteel Industries Inc	24,818	214	Engineering & Contruction - 0.97%
Littelfuse Inc	1,200	51	Argan Inc (a)	2,518	21
Magnetek Inc (a)	5,063	6	Dycom Industries Inc (a)	78,803	843
Orion Energy Systems Inc (a)	7,600	26	EMCOR Group Inc (a)	65,771	1,700
Powell Industries Inc (a)	4,856	150	ENGlobal Corp (a)	7,183	21
Power-One Inc (a)	13,282	138	Granite Construction Inc	7,794	188
PowerSecure International Inc (a)	3,409	32	Insituform Technologies Inc (a)	2,159	47
Sunpower Corp - Class B (a)	2,767	37	Integrated Electrical Services Inc (a)	827	3
Ultralife Corp (a)	9,914	52	Layne Christensen Co (a)	20,466	572
	$ 6,374		MasTec Inc (a)	13,670	167
Electronics - 1.93%			Michael Baker Corp (a)	2,758	90
Allied Motion Technologies Inc (a)	200	1	MYR Group Inc/Delaware (a)	99,600	1,553
Analogic Corp	1,782	82	National Technical Systems Inc	5,205	41
Ballantyne Strong Inc (a)	9,400	79	Servidyne Inc	471	1
Bel Fuse Inc	9,918	226	Sterling Construction Co Inc (a)	10,658	130
Benchmark Electronics Inc (a)	84,156	1,382	Tutor Perini Corp (a)	89,427	2,076
Blonder Tongue Laboratories (a)	1,523	4	VSE Corp	839	30
Brady Corp	26,401	812		$ 7,483
Checkpoint Systems Inc (a)	20,402	449	Entertainment - 0.69%
China Security & Surveillance Technology Inc (a)	29,847	161	Ascent Media Corp (a)	13,434	366
Coherent Inc (a)	8,037	337	Bluegreen Corp (a)	38,592	125
CTS Corp	70,427	715	Carmike Cinemas Inc (a)	441	4
Cyberoptics Corp (a)	7,092	54	Churchill Downs Inc	12,853	466
Cymer Inc (a)	10,145	375	Cinemark Holdings Inc	24,489	429
Daktronics Inc	10,792	118	Dover Downs Gaming & Entertainment Inc	967	3
DDi Corp	4,166	43	Dover Motorsports Inc (a)	3,447	6
Electro Scientific Industries Inc (a)	33,017	384	Great Wolf Resorts Inc (a)	39,582	93
FEI Co (a)	19,674	428	International Speedway Corp	36,381	831
Frequency Electronics Inc (a)	11,821	71	Isle of Capri Casinos Inc (a)	14,106	113
Identive Group Inc (a)	9,851	22	Lakes Entertainment Inc (a)	14,149	33
IntriCon Corp (a)	448	2	Madison Square Garden Inc (a)	39,191	815
L-1 Identity Solutions Inc (a)	128,464	1,514	National CineMedia Inc	22,221	412
LaBarge Inc (a)	880	11	Pinnacle Entertainment Inc (a)	43,000	551
LeCroy Corp (a)	9,544	89	Rick's Cabaret International Inc (a)	12,778	97
LoJack Corp (a)	580	3	Scientific Games Corp (a)	7,194	57
Measurement Specialties Inc (a)	11,801	264	Speedway Motorsports Inc	39,536	604
MEMSIC Inc (a)	4,200	13	Vail Resorts Inc (a)	8,034	326
Methode Electronics Inc	52,914	491		$ 5,331
Multi-Fineline Electronix Inc (a)	479	12
			Environmental Control - 0.47%
Newport Corp (a)	28,399	412	Ceco Environmental Corp (a)	700	4
NU Horizons Electronics Corp (a)	16,385	114	Darling International Inc (a)	8,274	83
OI Corp	1,523	19	EnergySolutions Inc	91,048	427
OSI Systems Inc (a)	1,678	60	Met-Pro Corp	5,378	61
Park Electrochemical Corp	2,862	77	Mine Safety Appliances Co	11,648	328
Rofin-Sinar Technologies Inc (a)	4,005	112	TRC Cos Inc (a)	14,328	34
Rogers Corp (a)	10,248	365	Waste Connections Inc	65,566	2,671
Sanmina-SCI Corp (a)	10,100	133	WCA Waste Corp (a)	5,078	25
Sonic Solutions Inc (a)	7,498	90		$ 3,633
Sparton Corp (a)	10,494	77
Spectrum Control Inc (a)	17,260	264	Food - 1.43%
Stoneridge Inc (a)	100	1	B&G Foods Inc	19,409	237
(a)			Cal-Maine Foods Inc	479	14
Sypris Solutions Inc	37,541	125	Chiquita Brands International Inc (a)	70,191	931
Tech Data Corp (a)	2,441	105	Dole Food Co Inc (a)	68,157	629
Technitrol Inc	26,023	120	Fresh Del Monte Produce Inc	80,541	1,782
Technology Research Corp	4,162	15

See accompanying notes

476

Schedule of Investments
SmallCap Value Fund II
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Food (continued)			Healthcare - Products (continued)
Hain Celestial Group Inc (a)	73,968 $	1,830	HeartWare International Inc (a)	2,000 $	137
Imperial Sugar Co	9,060	115	ICU Medical Inc (a)	2,038	74
Ingles Markets Inc	13,604	249	Invacare Corp	13,895	375
J&J Snack Foods Corp	359	15	Iridex Corp (a)	996	3
John B. Sanfilippo & Son Inc (a)	17,710	238	LeMaitre Vascular Inc (a)	3,293	21
M&F Worldwide Corp (a)	22,258	598	Medical Action Industries Inc (a)	5,926	59
Nash Finch Co	22,504	943	Merge Healthcare Inc (a)	2,586	9
Pilgrim's Pride Corp (a)	10,792	66	Meridian Bioscience Inc	16,600	380
Ruddick Corp	17,821	622	Misonix Inc (a)	11,445	26
Sanderson Farms Inc	959	40	NuVasive Inc (a)	11,700	307
Seaboard Corp	119	221	Osteotech Inc (a)	24,398	158
Seneca Foods Corp (a)	8,712	201	Palomar Medical Technologies Inc (a)	4,100	43
Smart Balance Inc (a)	58,746	209	PhotoMedex Inc (a)	1,407	7
Spartan Stores Inc	28,597	428	Solta Medical Inc (a)	500	1
Tasty Baking Co	2,060	13	SRI/Surgical Express Inc (a)	3,941	12
TreeHouse Foods Inc (a)	8,993	420	Symmetry Medical Inc (a)	33,456	296
Village Super Market Inc	1,218	36	Teleflex Inc	61,003	3,401
Weis Markets Inc	15,407	600	TomoTherapy Inc (a)	46,678	178
Winn-Dixie Stores Inc (a)	92,804	622	Urologix Inc (a)	6,896	6
	$ 11,059		Vital Images Inc (a)	8,595	115
Forest Products & Paper - 0.69%			West Pharmaceutical Services Inc	40,176	1,434
Boise Inc (a)	146,816	1,064	Wright Medical Group Inc (a)	5,636	75
Buckeye Technologies Inc	70,373	1,270	Young Innovations Inc	1,438	40
Clearwater Paper Corp (a)	1,200	97		$ 10,894
Domtar Corp	2,174	173	Healthcare - Services - 1.73%
KapStone Paper and Packaging Corp (a)	60,597	776	Allied Healthcare International Inc (a)	75,937	215
Mercer International Inc (a)	34,470	183	American Dental Partners Inc (a)	22,878	267
Neenah Paper Inc	3,990	61	American Shared Hospital Services (a)	1,075	3
PH Glatfelter Co	97,293	1,211	AMERIGROUP Corp (a)	11,511	480
Potlatch Corp	12,200	415	Amsurg Corp (a)	31,961	578
Wausau Paper Corp	10,234	86	Assisted Living Concepts Inc (a)	12,290	397
	$ 5,336		BioClinica Inc (a)	3,795	15
Gas - 0.66%			Capital Senior Living Corp (a)	36,452	217
Chesapeake Utilities Corp	2,548	94	Centene Corp (a)	12,471	278
Laclede Group Inc/The	7,775	273	Continucare Corp (a)	1,374	6
New Jersey Resources Corp	18,389	745	Dynacq Healthcare Inc (a)	172	—
Nicor Inc	21,675	1,032	Five Star Quality Care Inc (a)	61,898	336
Northwest Natural Gas Co	5,866	289	Gentiva Health Services Inc (a)	21,887	509
Piedmont Natural Gas Co Inc	27,685	816	Healthsouth Corp (a)	14,172	257
South Jersey Industries Inc	5,486	276	Healthspring Inc (a)	114,404	3,340
Southwest Gas Corp	21,028	731	Healthways Inc (a)	9,637	101
WGL Holdings Inc	22,542	869	Kindred Healthcare Inc (a)	58,858	807
	$ 5,125		LifePoint Hospitals Inc (a)	34,304	1,164
			Magellan Health Services Inc (a)	15,245	732
Hand & Machine Tools - 0.56%
Baldor Electric Co	36,999	1,555	Medcath Corp (a)	37,754	374
Franklin Electric Co Inc	720	26	Molina Healthcare Inc (a)	24,316	630
Hardinge Inc	7,985	64	National Healthcare Corp	2,278	83
Lincoln Electric Holdings Inc	38,837	2,321	Nighthawk Radiology Holdings Inc (a)	1,218	8
LS Starrett Co	180	2	NovaMed Inc (a)	5,737	67
QEP Co Inc (a)	359	4	Orchid Cellmark Inc (a)	5,015	8
Regal-Beloit Corp	5,671	327	Psychiatric Solutions Inc (a)	3,877	131
Thermadyne Holdings Corp (a)	3,117	47	RehabCare Group Inc (a)	6,573	146
	$ 4,346		Res-Care Inc (a)	33,068	437
Healthcare - Products - 1.41%			Select Medical Holdings Corp (a)	11,080	83
Affymetrix Inc (a)	24,921	112	Skilled Healthcare Group Inc (a)	15,856	59
Allied Healthcare Products (a)	5,732	21	Sun Healthcare Group Inc (a)	62,141	591
Angiodynamics Inc (a)	40,211	571	SunLink Health Systems Inc (a)	4,000	7
Bruker BioSciences Corp (a)	13,400	201	Sunrise Senior Living Inc (a)	1,448	5
Caliper Life Sciences Inc (a)	21,490	97	Triple-S Management Corp (a)	24,227	409
Cantel Medical Corp	5,185	96	US Physical Therapy Inc (a)	240	5
Cardiac Science Corp (a)	20,597	47	WellCare Health Plans Inc (a)	21,239	591
CardioNet Inc (a)	22,885	117		$ 13,336
CONMED Corp (a)	39,585	872	Holding Companies - Diversified - 0.05%
Cooper Cos Inc/The	11,559	570	Compass Diversified Holdings	6,560	112
CryoLife Inc (a)	10,192	66	Harbinger Group Inc (a)	20,139	104
Cutera Inc (a)	12,345	89	Primoris Services Corp	7,074	53
Cynosure Inc (a)	15,878	162	Resource America Inc	13,055	80
Digirad Corp (a)	10,755	21		$ 349
Exactech Inc (a)	1,079	18	Home Builders - 0.38%
Greatbatch Inc (a)	26,909	585	Beazer Homes USA Inc (a)	116,724	474
Hanger Orthopedic Group Inc (a)	4,943	92	Brookfield Homes Corp (a)	22,771	190
See accompanying notes			477

Schedule of Investments
SmallCap Value Fund II
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Home Builders (continued)			Insurance (continued)
Cavco Industries Inc (a)	2,446 $	77	Kansas City Life Insurance Co	1,551 $	49
Hovnanian Enterprises Inc (a)	18,524	66	Maiden Holdings Ltd	98,060	750
M/I Homes Inc (a)	22,115	234	MBIA Inc (a)	122,512	1,373
MDC Holdings Inc	6,094	157	Meadowbrook Insurance Group Inc	63,212	546
Meritage Homes Corp (a)	63,079	1,155	Mercer Insurance Group Inc	4,836	89
Orleans Homebuilders Inc (a)	7,702	1	MGIC Investment Corp (a)	111,952	987
Palm Harbor Homes Inc (a)	8,236	11	Montpelier Re Holdings Ltd ADR	175,145	3,209
Ryland Group Inc	25,556	382	National Interstate Corp	2,287	49
Skyline Corp	3,636	65	National Security Group Inc	269	3
Standard Pacific Corp (a)	32,538	118	National Western Life Insurance Co	573	92
	$ 2,930		Navigators Group Inc/The (a)	14,463	665
Home Furnishings - 0.27%			NYMAGIC Inc	9,619	247
Audiovox Corp (a)	20,650	134	Old Republic International Corp	7,973	105
Bassett Furniture Industries Inc (a)	8,421	40	OneBeacon Insurance Group Ltd	21,069	297
Cobra Electronics Corp (a)	6,755	14	Phoenix Cos Inc/The (a)	211,653	445
Emerson Radio Corp	853	2	Platinum Underwriters Holdings Ltd	32,253	1,389
Ethan Allen Interiors Inc	14,596	221	PMI Group Inc/The (a)	197,991	663
Flexsteel Industries	2,117	32	Presidential Life Corp	35,413	338
Furniture Brands International Inc (a)	80,007	401	Primerica Inc	6,115	129
Hooker Furniture Corp	12,035	127	ProAssurance Corp (a)	8,396	483
Kimball International Inc	29,316	178	Protective Life Corp	88,266	2,116
La-Z-Boy Inc (a)	75,861	590	Radian Group Inc	278,825	2,117
Sealy Corp (a)	34,647	91	RLI Corp	4,676	268
Select Comfort Corp (a)	3,237	27	Safety Insurance Group Inc	21,434	995
Stanley Furniture Co Inc (a)	4,691	18	SeaBright Holdings Inc	27,637	231
TiVo Inc (a)	10,400	116	Selective Insurance Group Inc	85,553	1,448
Universal Electronics Inc (a)	3,357	71	State Auto Financial Corp	35,366	554
	$ 2,062		Stewart Information Services Corp	25,521	276
Housewares - 0.03%			Tower Group Inc	155,647	3,779
Libbey Inc (a)	6,355	84	Unico American Corp	5,796	55
Lifetime Brands Inc (a)	12,754	164	United Fire & Casualty Co	33,468	670
	$ 248		Unitrin Inc	50,694	1,232
Insurance - 7.99%			Universal American Corp/NY	113,569	1,826
21st Century Holding Co	3,672	13	Universal Insurance Holdings Inc	6,835	31
Affirmative Insurance Holdings Inc (a)	6,896	25	Validus Holdings Ltd	4,651	132
Alterra Capital Holdings Ltd	40,287	814		$ 61,764
American Equity Investment Life Holding Co	190,155	2,063	Internet - 1.02%
American Physicians Service Group Inc	2,399	78	1-800-Flowers.com Inc (a)	21,272	39
American Safety Insurance Holdings Ltd (a)	19,357	360	ActivIdentity Corp (a)	27,949	90
Amerisafe Inc (a)	4,675	89	Alloy Inc (a)	10,833	106
Amtrust Financial Services Inc	5,651	85	Arbinet Corp (a)	1,848	12
Argo Group International Holdings Ltd	37,115	1,287	Atrinsic Inc (a)	6,388	3
Aspen Insurance Holdings Ltd	66,913	1,898	Blue Nile Inc (a)	4,100	175
Assured Guaranty Ltd	16,102	307	Constant Contact Inc (a)	8,900	205
Baldwin & Lyons Inc	14,034	350	Digital River Inc (a)	7,794	290
Citizens Inc/TX (a)	14,389	99	Earthlink Inc	190,198	1,709
CNA Surety Corp (a)	43,724	842	ePlus Inc (a)	10,213	215
CNO Financial Group Inc (a)	1,028,262	5,594	Hollywood Media Corp (a)	3,985	5
Delphi Financial Group Inc	97,611	2,643	Infospace Inc (a)	63,355	535
Donegal Group Inc	19,068	264	Internap Network Services Corp (a)	47,621	238
Eastern Insurance Holdings Inc	5,136	57	Internet Brands Inc (a)	39,492	523
EMC Insurance Group Inc	11,747	249	Internet Capital Group Inc (a)	36,276	453
Employers Holdings Inc	10,747	174	Ipass Inc (a)	27,026	31
Enstar Group Ltd (a)	1,772	142	j2 Global Communications Inc (a)	3,597	95
FBL Financial Group Inc	40,947	1,071	Keynote Systems Inc	10,557	129
First Acceptance Corp (a)	19,254	36	Lionbridge Technologies Inc (a)	5,059	25
First American Financial Corp	25,062	352	Looksmart Ltd (a)	14,346	31
First Mercury Financial Corp	18,566	303	ModusLink Global Solutions Inc (a)	67,416	447
Flagstone Reinsurance Holdings SA	84,870	925	Online Resources Corp (a)	25,730	133
FPIC Insurance Group Inc (a)	7,870	279	Openwave Systems Inc (a)	1,005	2
Global Indemnity PLC (a)	19,934	337	PC-Tel Inc (a)	47	—
Greenlight Capital Re Ltd (a)	6,205	177	Perficient Inc (a)	2,862	30
Hallmark Financial Services (a)	28,468	255	RealNetworks Inc (a)	87,874	264
Hanover Insurance Group Inc/The	120,754	5,464	Reis Inc (a)	11,680	81
Harleysville Group Inc	5,227	179	S1 Corp (a)	22,686	133
HCC Insurance Holdings Inc	163,898	4,340	Safeguard Scientifics Inc (a)	6,459	95
Hilltop Holdings Inc (a)	51,763	517	support.com Inc (a)	28,009	159
Horace Mann Educators Corp	91,880	1,718	TechTarget Inc (a)	12,642	66
Independence Holding Co	8,879	75	TeleCommunication Systems Inc (a)	10,552	57
Infinity Property & Casualty Corp	12,492	645	TheStreet.com Inc	22,916	70
Investors Title Co	627	20	TIBCO Software Inc (a)	23,684	455

See accompanying notes

478

Schedule of Investments
SmallCap Value Fund II
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Internet (continued)			Machinery - Diversified (continued)
United Online Inc	131,437 $	812	Intermec Inc (a)	7,794 $	91
ValueClick Inc (a)	7,074	97	Intevac Inc (a)	7,079	72
VASCO Data Security International Inc (a)	1,858	15	Kadant Inc (a)	16,386	322
Web.com Group Inc (a)	5,890	37	Key Technology Inc (a)	1,321	20
	$ 7,862		NACCO Industries Inc	3,681	365
Investment Companies - 2.24%			Nordson Corp	7,400	577
American Capital Ltd (a)	407,001	2,841	Robbins & Myers Inc	5,963	173
Ante5 Inc (a)	6,777	5	Tecumseh Products Co (a)	21,030	272
Apollo Investment Corp	431,005	4,736	Twin Disc Inc	10,708	218
Ares Capital Corp	266,206	4,457		$ 6,449
Arlington Asset Investment Corp	2,638	63	Media - 1.03%
BlackRock Kelso Capital Corp	16,508	193	4Kids Entertainment Inc (a)	10,120	6
Capital Southwest Corp	1,107	107	AH Belo Corp (a)	32,898	239
Fifth Street Finance Corp	211,944	2,501	Beasley Broadcasting Group Inc (a)	5,597	24
Golub Capital BDC Inc	2,877	46	Belo Corp (a)	3,983	23
Harris & Harris Group Inc (a)	17,173	72	Cambium Learning Group Inc (a)	5,728	18
Hercules Technology Growth Capital Inc	8,813	90	Courier Corp	11,488	170
Main Street Capital Corp	5,724	96	Crown Media Holdings Inc (a)	7,755	23
MCG Capital Corp	155,113	982	Cumulus Media Inc (a)	15,248	47
Medallion Financial Corp	21,116	170	Dex One Corp (a)	11,871	83
NGP Capital Resources Co	8,309	83	Dolan Co/The (a)	26,183	280
PennantPark Investment Corp	8,035	89	Entercom Communications Corp (a)	1,558	13
Prospect Capital Corp	60,182	595	EW Scripps Co (a)	81,499	712
Solar Capital Ltd	1,743	39	Fisher Communications Inc (a)	6,039	110
TICC Capital Corp	10,004	103	Gray Television Inc (a)	34,085	66
Triangle Capital Corp	4,781	78	Here Media Inc (a),(b),(c)	3,700	—
	$ 17,346		Here Media Inc - Special Shares (a),(b),(c)	3,700	—
Iron & Steel - 0.06%			John Wiley & Sons Inc	74,712	3,225
Friedman Industries	3,577	24	Journal Communications Inc (a)	38,478	178
Shiloh Industries Inc (a)	16,173	163	Lee Enterprises Inc (a)	21,200	39
Universal Stainless & Alloy (a)	8,276	240	Liberty Media Corp - Capital Series A (a)	1,235	71
	$ 427		LIN TV Corp (a)	71,089	295
			LodgeNet Interactive Corp (a)	6,835	17
Leisure Products & Services - 0.15%
Aldila Inc (a)	1,259	5	McClatchy Co/The (a)	51,405	142
Arctic Cat Inc (a)	19,674	262	Media General Inc (a)	17,561	97
Callaway Golf Co	87,698	603	Mediacom Communications Corp (a)	15,264	105
Cybex International Inc (a)	4,747	7	New Frontier Media Inc (a)	917	2
Escalade Inc (a)	1,608	7	Nexstar Broadcasting Group Inc (a)	3,357	19
GameTech International Inc (a)	627	—	Outdoor Channel Holdings Inc (a)	12,357	65
Johnson Outdoors Inc (a)	7,499	107	Primedia Inc	4,542	17
Life Time Fitness Inc (a)	1,799	65	Radio One Inc (a)	27,800	32
Multimedia Games Inc (a)	17,783	70	Saga Communications Inc (a)	3,426	69
Nautilus Inc (a)	22,836	34	Salem Communications Corp (a)	5,196	17
	$ 1,160		Scholastic Corp	46,529	1,371
			Sinclair Broadcast Group Inc (a)	49,209	393
Lodging - 0.84%
Ameristar Casinos Inc	20,453	366	World Wrestling Entertainment Inc	1,830	25
Boyd Gaming Corp (a)	72,863	606		$ 7,993
Gaylord Entertainment Co (a)	92,752	3,092	Metal Fabrication & Hardware - 1.34%
Marcus Corp	21,538	276	AM Castle & Co (a)	28,170	434
Monarch Casino & Resort Inc (a)	4,431	51	Ampco-Pittsburgh Corp	1,726	45
MTR Gaming Group Inc (a)	16,156	31	Chicago Rivet & Machine Co	269	5
Orient-Express Hotels Ltd (a)	141,617	1,793	CIRCOR International Inc	3,568	125
Red Lion Hotels Corp (a)	31,701	249	Commercial Metals Co	37,830	525
	$ 6,464		Eastern Co/The	538	10
Machinery - Construction & Mining - 0.02%			Haynes International Inc	8,085	293
Astec Industries Inc (a)	4,985	147	Ladish Co Inc (a)	6,706	214
			Lawson Products Inc/DE	7,136	131
			LB Foster Co (a)	7,166	236
Machinery - Diversified - 0.83%
Alamo Group Inc	18,542	445	Mueller Industries Inc	59,596	1,753
Albany International Corp	22,616	461	Mueller Water Products Inc - Class A	177,963	538
			NN Inc (a)	12,179	101
Applied Industrial Technologies Inc	22,614	688	Northwest Pipe Co (a)	9,668	182
Briggs & Stratton Corp	60,630	1,068
Chart Industries Inc (a)	26,648	621	Olympic Steel Inc	12,471	279
			RTI International Metals Inc (a)	43,819	1,363
Cognex Corp	12,452	333
Columbus McKinnon Corp/NY (a)	11,932	209	Valmont Industries Inc	48,530	3,827
DXP Enterprises Inc (a)	4,564	87	Worthington Industries Inc	21,437	330
Flow International Corp (a)	13,342	35		$ 10,391
Gencor Industries Inc (a)	717	5	Mining - 1.55%
Gerber Scientific Inc (a)	46,312	310	Brush Engineered Materials Inc (a)	12,276	407
Hurco Cos Inc (a)	4,196	77	Century Aluminum Co (a)	122,472	1,656
			Charles & Colvard Ltd (a)	8,102	18

See accompanying notes

479

Schedule of Investments SmallCap Value Fund II

October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Mining (continued)			Oil & Gas (continued)
Coeur d'Alene Mines Corp (a)	133,337 $	2,748	Harvest Natural Resources Inc (a)	53,969 $	673
Compass Minerals International Inc	1,909	151	Hercules Offshore Inc (a)	108,874	257
Hecla Mining Co (a)	99,577	686	HKN Inc (a)	4,891	18
Horsehead Holding Corp (a)	12,711	139	Oasis Petroleum Inc (a)	174,539	3,713
Kaiser Aluminum Corp	28,967	1,303	Parker Drilling Co (a)	151,528	641
Molycorp Inc (a)	3,162	112	Penn Virginia Corp	94,543	1,400
Thompson Creek Metals Co Inc (a)	291,657	3,511	Petroleum Development Corp (a)	27,163	848
USEC Inc (a)	227,898	1,224	Petroquest Energy Inc (a)	40,232	225
	$ 11,955		Pioneer Drilling Co (a)	79,808	492
Miscellaneous Manufacturing - 2.49%			Resolute Energy Corp (a)	174,649	2,097
Actuant Corp	181,726	4,083	Rex Energy Corp (a)	5,962	73
Acuity Brands Inc	4,673	234	Rosetta Resources Inc (a)	13,097	313
American Biltrite Inc (a)	1	—	Seahawk Drilling Inc (a)	3,088	31
American Railcar Industries Inc (a)	28,672	442	Stone Energy Corp (a)	26,653	417
Ameron International Corp	14,800	1,017	Swift Energy Co (a)	43,413	1,383
AO Smith Corp	64,048	3,589	Unit Corp (a)	104,426	4,096
AZZ Inc	332	12	Vaalco Energy Inc (a)	17,508	103
Barnes Group Inc	2,399	44	Venoco Inc (a)	20,399	316
Brink's Co/The	2,880	68	Voyager Oil & Gas Inc (a)	6,777	24
Ceradyne Inc (a)	39,184	933	W&T Offshore Inc	8,633	94
CLARCOR Inc	5,271	209	Warren Resources Inc (a)	23,503	98
Core Molding Technologies Inc (a)	344	2	Western Refining Inc (a)	104,382	694
EnPro Industries Inc (a)	3,118	110		$ 30,645
ESCO Technologies Inc	6,704	230	Oil & Gas Services - 2.43%
Federal Signal Corp	121,344	686	Allis-Chalmers Energy Inc (a)	72,707	374
FreightCar America Inc	7,359	195	Basic Energy Services Inc (a)	50,547	559
GP Strategies Corp (a)	11,947	103	Bolt Technology Corp (a)	1,952	22
Griffon Corp (a)	76,207	898	Cal Dive International Inc (a)	88,122	446
Hexcel Corp (a)	82,447	1,465	Complete Production Services Inc (a)	42,000	984
Koppers Holdings Inc	20,540	573	Dawson Geophysical Co (a)	8,872	220
Lydall Inc (a)	24,510	182	Exterran Holdings Inc (a)	87,503	2,202
MFRI Inc (a)	5,284	46	Geokinetics Inc (a)	1,580	11
Movado Group Inc (a)	25,113	282	Global Industries Ltd (a)	130,326	755
Myers Industries Inc	50,937	450	Gulf Island Fabrication Inc	15,632	357
NL Industries Inc	4,014	46	Helix Energy Solutions Group Inc (a)	211,131	2,679
Park-Ohio Holdings Corp (a)	3,253	52	Hornbeck Offshore Services Inc (a)	67,744	1,507
Standex International Corp	11,779	317	Key Energy Services Inc (a)	80,563	794
Synalloy Corp	580	5	Matrix Service Co (a)	8,753	80
Tredegar Corp	36,326	701	Mitcham Industries Inc (a)	5,344	47
Trinity Industries Inc	99,988	2,273	Natural Gas Services Group Inc (a)	17,776	280
	$ 19,247		Newpark Resources Inc (a)	48,062	283
Office Furnishings - 0.06%			Oil States International Inc (a)	82,832	4,234
Kewaunee Scientific Corp	627	7	OYO Geospace Corp (a)	120	7
Steelcase Inc	51,559	434	SEACOR Holdings Inc (a)	13,449	1,274
Virco Manufacturing	4,847	14	Superior Energy Services Inc (a)	10,465	289
	$ 455		T-3 Energy Services Inc (a)	11,737	392
			Tesco Corp (a)	6,715	85
Oil & Gas - 3.96%
Alon USA Energy Inc	24,453	139	Tetra Technologies Inc (a)	61,645	601
Approach Resources Inc (a)	22,474	347	TGC Industries Inc (a)	1,630	6
Atlas Energy Inc (a)	4,184	122	Trico Marine Services Inc/United States (a)	18,426	3
ATP Oil & Gas Corp (a)	9,861	142	Union Drilling Inc (a)	11,117	51
Berry Petroleum Co	59,868	2,048	Willbros Group Inc (a)	26,513	235
Bill Barrett Corp (a)	67,391	2,544		$ 18,777
Brigham Exploration Co (a)	178,075	3,756	Packaging & Containers - 1.40%
Bronco Drilling Co Inc (a)	28,351	120	Graham Packaging Co Inc (a)	6,215	74
Cheniere Energy Inc (a)	21,100	69	Graphic Packaging Holding Co (a)	284,917	1,043
Clayton Williams Energy Inc (a)	625	37	Mod-Pac Corp (a)	1,250	6
Contango Oil & Gas Co (a)	1,558	82	Packaging Corp of America	178,693	4,366
Contango Ore Inc (a),(b),(c)	156	—	Rock-Tenn Co	6,955	395
Crimson Exploration Inc (a)	473	1	Silgan Holdings Inc	146,313	4,938
CVR Energy Inc (a)	76,709	730		$ 10,822
Delek US Holdings Inc	42,002	309	Pharmaceuticals - 0.70%
Double Eagle Petroleum Co (a)	7,044	30	Alkermes Inc (a)	28,629	331
Energy Partners Ltd (a)	36,376	406	Anika Therapeutics Inc (a)	7,887	51
Energy XXI Bermuda Ltd (a)	9,395	204	Animal Health International Inc (a)	3,541	10
Frontier Oil Corp	83,762	1,110	Caraco Pharmaceutical Laboratories Ltd (a)	2,981	15
GeoMet Inc (a)	16,119	12	Cornerstone Therapeutics Inc (a)	2,991	19
Georesources Inc (a)	5,156	89	Impax Laboratories Inc (a)	2,638	50
GMX Resources Inc (a)	40,544	181	Infinity Pharmaceuticals Inc (a)	1,524	9
Goodrich Petroleum Corp (a)	5,396	74	KV Pharmaceutical Co (a)	36,829	86
Gran Tierra Energy Inc (a)	11,623	87	Lannett Co Inc (a)	3,815	19

See accompanying notes

480

Schedule of Investments
SmallCap Value Fund II
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Pharmaceuticals (continued)			REITS (continued)
Matrixx Initiatives Inc (a)	5,630 $	30	Invesco Mortgage Capital Inc	5,755 $	124
Medicis Pharmaceutical Corp	32,307	961	Investors Real Estate Trust	41,753	368
Myrexis Inc (a)	4,246	16	iStar Financial Inc (a)	20,051	92
Natural Alternatives International Inc (a)	1,459	10	Kilroy Realty Corp	69,740	2,383
Nutraceutical International Corp (a)	5,381	87	Kite Realty Group Trust	21,758	104
Omega Protein Corp (a)	17,896	101	LaSalle Hotel Properties	127,435	3,019
Par Pharmaceutical Cos Inc (a)	17,443	567	Lexington Realty Trust	74,241	578
PharMerica Corp (a)	54,438	546	LTC Properties Inc	16,447	458
Schiff Nutrition International Inc	3,657	30	Medical Properties Trust Inc	71,946	805
Sucampo Pharmaceuticals Inc (a)	1,104	4	MFA Financial Inc	212,074	1,677
Theragenics Corp (a)	34,889	43	Mid-America Apartment Communities Inc	30,658	1,871
Viropharma Inc (a)	149,912	2,453	Mission West Properties Inc	6,668	45
	$ 5,438		Monmouth Real Estate Investment Corp	9,840	81
Pipelines - 0.08%			National Health Investors Inc	3,598	167
Crosstex Energy Inc	76,302	619	National Retail Properties Inc	56,059	1,519
			NorthStar Realty Finance Corp	18,347	82
Publicly Traded Investment Fund - 0.01%			Omega Healthcare Investors Inc	41,263	949
THL Credit Inc	3,434	43	One Liberty Properties Inc	3,357	54
			Parkway Properties Inc/Md	14,561	226
Real Estate - 0.07%			Pebblebrook Hotel Trust (a)	8,228	161
Avatar Holdings Inc (a)	11,557	211	Pennsylvania Real Estate Investment Trust	12,284	175
California Coastal Communities Inc (a)	9,672	7	Post Properties Inc	13,227	403
Forest City Enterprises Inc (a)	221	3	PS Business Parks Inc	4,065	241
Forestar Group Inc (a)	7,978	136	Ramco-Gershenson Properties Trust	8,513	99
HFF Inc (a)	2,758	27	Redwood Trust Inc	64,562	916
Retail Opportunity Investments Corp	9,353	90	Saul Centers Inc	913	39
Stratus Properties Inc (a)	538	5	Senior Housing Properties Trust	16,738	400
Thomas Properties Group Inc (a)	7,924	30	Sovran Self Storage Inc	19,081	746
United Capital Corp (a)	1,702	46	Starwood Property Trust Inc	10,672	216
	$ 555		Strategic Hotels & Resorts Inc (a)	23,623	107
REITS - 5.57%			Sun Communities Inc	17,916	584
Acadia Realty Trust	8,274	158	Sunstone Hotel Investors Inc (a)	21,043	228
Agree Realty Corp	3,198	82	Tanger Factory Outlet Centers	4,436	213
American Campus Communities Inc	16,699	528	Universal Health Realty Income Trust	2,105	78
American Capital Agency Corp	8,349	240	Urstadt Biddle Properties Inc	13,345	256
Anworth Mortgage Asset Corp	82,302	577	U-Store-It Trust	24,222	209
Ashford Hospitality Trust Inc (a)	26,680	271	Walter Investment Management Corp	21,855	400
Associated Estates Realty Corp	5,429	75	Washington Real Estate Investment Trust	12,402	397
BioMed Realty Trust Inc	51,947	953		$ 43,020
CapLease Inc	15,178	89	Retail - 5.69%
Capstead Mortgage Corp	82,656	942	99 Cents Only Stores (a)	2,061	32
CBL & Associates Properties Inc	77,982	1,223	AC Moore Arts & Crafts Inc (a)	7,543	17
Cedar Shopping Centers Inc	12,165	77	AFC Enterprises Inc (a)	1,799	23
Chatham Lodging Trust	3,357	62	America's Car-Mart Inc (a)	1,488	40
Colonial Properties Trust	36,308	651	Asbury Automotive Group Inc (a)	8,685	125
Cousins Properties Inc	20,163	149	Barnes & Noble Inc	97,796	1,465
Cypress Sharpridge Investments Inc	7,969	104	Bebe Stores Inc	50,554	332
DCT Industrial Trust Inc	100,706	504	Benihana Inc (a)	269	2
DiamondRock Hospitality Co	269,508	2,852	Benihana Inc - Class A (a)	5,350	45
DuPont Fabros Technology Inc	12,069	303	Biglari Holdings Inc (a)	1,298	433
Dynex Capital Inc	5,259	56	Bob Evans Farms Inc	49,730	1,428
EastGroup Properties Inc	3,357	136	Bon-Ton Stores Inc/The (a)	4,043	46
Education Realty Trust Inc	14,028	105	Books-A-Million Inc	15,392	98
Entertainment Properties Trust	24,269	1,122	Borders Group Inc (a)	5,673	7
Equity Lifestyle Properties Inc	7,426	422	Brown Shoe Co Inc	42,919	504
Equity One Inc	48,930	915	Buckle Inc/The	796	23
Extra Space Storage Inc	36,935	598	Build-A-Bear Workshop Inc (a)	25,333	178
First Industrial Realty Trust Inc (a)	45,994	337	Cabela's Inc (a)	125,815	2,332
First Potomac Realty Trust	23,035	380	Cache Inc (a)	17,185	86
Franklin Street Properties Corp	34,196	456	Casey's General Stores Inc	15,634	648
Getty Realty Corp	3,100	88	Cash America International Inc	5,037	177
Gladstone Commercial Corp	3,201	60	Cato Corp/The	13,906	368
Glimcher Realty Trust	59,716	449	Charming Shoppes Inc (a)	114,212	398
Government Properties Income Trust	121,863	3,253	Childrens Place Retail Stores Inc/The (a)	1,079	48
Gramercy Capital Corp/New York (a)	83,050	186	Christopher & Banks Corp	32,181	192
Hatteras Financial Corp	42,600	1,247	Coast Distribution System/CA (a)	2,597	10
Healthcare Realty Trust Inc	16,619	401	Collective Brands Inc (a)	5,157	79
Hersha Hospitality Trust	29,250	178	Conn's Inc (a)	28,043	123
Highwoods Properties Inc	37,213	1,233	Cost Plus Inc (a)	12,631	65
Home Properties Inc	10,265	559	Cracker Barrel Old Country Store Inc	10,455	564
Inland Real Estate Corp	60,891	529	dELiA*s Inc (a)	5,815	9

See accompanying notes

481

Schedule of Investments
SmallCap Value Fund II
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Retail (continued)			Savings & Loans (continued)
Destination Maternity Corp (a)	1,240 $	45	Ameriana Bancorp	2,687 $	12
Dillard's Inc	119,774	3,055	Anchor Bancorp Wisconsin Inc (a)	8,597	6
DineEquity Inc (a)	3,600	160	Astoria Financial Corp	125,747	1,562
Domino's Pizza Inc (a)	5,876	87	Atlantic Coast Federal Corp/Waycross GA (a)	1,072	2
Dress Barn Inc (a)	1,439	33	B of I Holding Inc (a)	3,796	48
Duckwall-ALCO Stores Inc (a)	5,911	76	BankAtlantic Bancorp Inc (a)	37,121	34
Ezcorp Inc (a)	1,319	28	BankFinancial Corp	16,793	154
Finish Line Inc/The	8,993	138	Beneficial Mutual Bancorp Inc (a)	7,995	59
First Cash Financial Services Inc (a)	96,926	2,818	Berkshire Hills Bancorp Inc	16,014	310
Fred's Inc	61,560	737	Brookline Bancorp Inc	36,317	353
Frisch's Restaurants Inc	448	10	Camco Financial Corp (a)	7,465	15
Gaiam Inc	10,883	77	Cape Bancorp Inc (a)	3,180	28
Genesco Inc (a)	36,011	1,179	Carver Bancorp Inc	359	1
Golfsmith International Holdings Inc (a)	1,421	5	CFS Bancorp Inc	11,190	58
Group 1 Automotive Inc	42,575	1,501	Citizens Community Bancorp Inc/WI (a)	2,150	9
Hastings Entertainment Inc/United States (a)	1,165	8	Citizens South Banking Corp	8,212	38
Haverty Furniture Cos Inc	32,001	342	Danvers Bancorp Inc	30,679	461
HOT Topic Inc	47,950	275	Dime Community Bancshares Inc	17,146	250
J Alexander's Corp (a)	4,747	21	ESB Financial Corp	3,431	49
Jack in the Box Inc (a)	1,553	36	ESSA Bancorp Inc	14,471	183
Jo-Ann Stores Inc (a)	90	4	First Defiance Financial Corp (a)	6,806	76
Kenneth Cole Productions Inc (a)	4,070	55	First Federal Bancshares of Arkansas Inc (a)	448	1
Kirkland's Inc (a)	114	1	First Financial Holdings Inc	12,235	128
Lazare Kaplan International Inc (a)	8,585	17	First Financial Northwest Inc	7,047	27
Lithia Motors Inc	33,126	361	First Pactrust Bancorp Inc	180	2
Luby's Inc (a)	24,161	122	First Place Financial Corp/OH (a)	17,717	59
MarineMax Inc (a)	34,646	260	Flagstar Bancorp Inc (a)	49,400	64
McCormick & Schmick's Seafood Restaurants Inc	5,633	50	Flushing Financial Corp	37,559	494
(a)			Fox Chase Bancorp Inc (a)	1,889	18
Men's Wearhouse Inc	96,348	2,354	Hampden Bancorp Inc	448	5
Morton's Restaurant Group Inc (a)	9,374	52	HF Financial Corp	4,179	43
New York & Co Inc (a)	23,765	74	HMN Financial Inc (a)	180	1
O'Charleys Inc (a)	34,674	260	Home Bancorp Inc (a)	5,327	72
OfficeMax Inc (a)	28,179	499	Home Federal Bancorp Inc/ID	9,450	114
Pacific Sunwear of California Inc (a)	102,297	609	HopFed Bancorp Inc	816	7
Pantry Inc/The (a)	24,992	486	Investors Bancorp Inc (a)	10,525	126
Papa John's International Inc (a)	1,488	38	Kearny Financial Corp	5,945	52
PC Connection Inc (a)	34,467	290	K-Fed Bancorp	1,558	12
PC Mall Inc (a)	6,071	38	Legacy Bancorp Inc/MA	6,627	51
Penske Automotive Group Inc (a)	49,280	663	LSB Corp	4,014	84
PEP Boys-Manny Moe & Jack	87,928	1,028	Meridian Interstate Bancorp Inc (a)	4,915	52
Phillips-Van Heusen Corp	68,433	4,198	Meta Financial Group Inc	3,224	41
Red Robin Gourmet Burgers Inc (a)	28,628	581	MutualFirst Financial Inc	1,041	8
Regis Corp	122,637	2,508	NASB Financial Inc	1,259	21
Retail Ventures Inc (a)	7,605	103	New Hampshire Thrift Bancshares Inc	896	11
Rite Aid Corp (a)	114,878	105	NewAlliance Bancshares Inc	238,071	3,068
Ruby Tuesday Inc (a)	113,311	1,371	Northeast Community Bancorp Inc	2,697	16
Rush Enterprises Inc - Class A (a)	47,008	748	Northfield Bancorp Inc	6,869	78
Rush Enterprises Inc - Class B (a)	11,163	168	Northwest Bancshares Inc	355,973	4,037
Saks Inc (a)	242,339	2,700	OceanFirst Financial Corp	4,917	59
Sally Beauty Holdings Inc (a)	3,478	42	Oritani Financial Corp	38,833	412
Shoe Carnival Inc (a)	16,399	376	Pacific Premier Bancorp Inc (a)	4,978	26
Sonic Automotive Inc	18,024	197	Parkvale Financial Corp	3,314	27
Sport Chalet Inc - Class A (a)	5,105	11	People's United Financial Inc	10,208	126
Sport Chalet Inc - Class B (a)	717	2	Provident Financial Holdings Inc	7,196	49
Stage Stores Inc	84,169	1,122	Provident Financial Services Inc	122,535	1,549
Stein Mart Inc (a)	6,846	65	Provident New York Bancorp	39,094	346
Steinway Musical Instruments Inc (a)	9,995	170	Riverview Bancorp Inc (a)	11,395	25
Susser Holdings Corp (a)	10,742	147	Rockville Financial Inc	3,102	35
Syms Corp (a)	5,642	41	Roma Financial Corp	3,102	31
Systemax Inc	720	9	Rome Bancorp Inc	6,179	67
Talbots Inc (a)	3,477	34	Territorial Bancorp Inc	10,707	182
Tuesday Morning Corp (a)	46,848	224	TF Financial Corp	1,165	26
Wendy's/Arby's Group Inc	39,500	182	TierOne Corp (a)	2,447	—
West Marine Inc (a)	32,372	318	Timberland Bancorp Inc/WA	7,281	28
Wet Seal Inc/The (a)	10,792	38	United Community Financial Corp/OH (a)	23,899	34
World Fuel Services Corp	22,186	626	United Financial Bancorp Inc	27,224	368
Zale Corp (a)	36,358	93	United Western Bancorp Inc (a)	3,403	1
	$ 43,968		ViewPoint Financial Group	3,585	34
Savings & Loans - 2.53%			Washington Federal Inc	216,705	3,257
Abington Bancorp Inc	18,893	203	Waterstone Financial Inc (a)	7,445	28

See accompanying notes

482

Schedule of Investments
SmallCap Value Fund II
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Savings & Loans (continued)			Software (continued)
Westfield Financial Inc	32,353 $	273	Fair Isaac Corp	17,345 $	417
	$ 19,586		JDA Software Group Inc (a)	7,535	191
Semiconductors - 3.15%			Mantech International Corp (a)	720	28
Actel Corp (a)	16,844	351	Market Leader Inc (a)	2,508	5
Advanced Analogic Technologies Inc (a)	27,365	103	MedAssets Inc (a)	11,000	204
Aetrium Inc (a)	352	1	Pegasystems Inc	19,700	533
Alpha & Omega Semiconductor Ltd (a)	1,798	20	Pervasive Software Inc (a)	10,168	52
Amkor Technology Inc (a)	34,935	252	QLIK Technologies Inc (a)	1,265	32
ATMI Inc (a)	27,993	495	Quality Systems Inc	7,300	469
AuthenTec Inc (a)	8,240	18	Quest Software Inc (a)	13,007	341
Axcelis Technologies Inc (a)	4,315	9	RealPage Inc (a)	1,265	29
AXT Inc (a)	18,121	149	Schawk Inc	3,629	71
Brooks Automation Inc (a)	39,490	268	Seachange International Inc (a)	24,273	195
Cabot Microelectronics Corp (a)	13,018	503	SolarWinds Inc (a)	7,200	131
Cascade Microtech Inc (a)	8,181	29	SoundBite Communications Inc (a)	100	—
Cavium Networks Inc (a)	6,000	191	SYNNEX Corp (a)	43,693	1,268
Cohu Inc	32,739	469	Take-Two Interactive Software Inc (a)	30,906	329
DSP Group Inc (a)	44,740	320	THQ Inc (a)	89,799	359
Emulex Corp (a)	50,125	571	Trident Microsystems Inc (a)	13,412	25
Entegris Inc (a)	49,858	298	Tyler Technologies Inc (a)	86,792	1,771
Exar Corp (a)	33,171	221		$ 8,764
Fairchild Semiconductor International Inc (a)	182,082	2,052	Storage & Warehousing - 0.11%
FormFactor Inc (a)	11,152	109	Mobile Mini Inc (a)	48,592	847
GSI Technology Inc (a)	2,159	15
Ikanos Communications Inc (a)	10,564	12	Telecommunications - 2.25%
Integrated Device Technology Inc (a)	30,218	178	ADC Telecommunications Inc (a)	5,517	70
Integrated Silicon Solution Inc (a)	10,530	79	ADPT Corp (a)	161,645	485
International Rectifier Corp (a)	47,293	1,099	ADTRAN Inc	8,748	282
IXYS Corp (a)	7,453	77	Alaska Communications Systems Group Inc	55,900	561
Kopin Corp (a)	16,308	62	Anaren Inc (a)	9,206	154
Lattice Semiconductor Corp (a)	4,399	21	Anixter International Inc	11,619	624
Mattson Technology Inc (a)	7,252	19	Arris Group Inc (a)	126,232	1,175
Micrel Inc	25,313	301	Atlantic Tele-Network Inc	240	10
Microsemi Corp (a)	13,070	261	Aviat Networks Inc (a)	62,772	286
Microtune Inc (a)	17,282	50	Black Box Corp	36,539	1,213
MKS Instruments Inc (a)	47,040	972	Cincinnati Bell Inc (a)	120,899	297
MoSys Inc (a)	312	1	Clearfield Inc (a)	643	2
Omnivision Technologies Inc (a)	17,657	479	Comarco Inc (a)	4,259	9
Pericom Semiconductor Corp (a)	30,733	290	Communications Systems Inc	6,806	81
Photronics Inc (a)	117,736	739	Comtech Telecommunications Corp	25,804	795
QLogic Corp (a)	160,813	2,826	Consolidated Communications Holdings Inc	18,008	333
Richardson Electronics Ltd/United States	24,908	269	CPI International Inc (a)	14,524	205
Rudolph Technologies Inc (a)	18,034	134	Ditech Networks Inc (a)	25,522	36
Sigma Designs Inc (a)	48,836	558	EchoStar Holding Corp (a)	22,239	471
Silicon Image Inc (a)	10,494	65	EMS Technologies Inc (a)	22,649	404
Silicon Laboratories Inc (a)	72,950	2,911	EndWave Corp (a)	9,116	22
Skyworks Solutions Inc (a)	135,175	3,097	Extreme Networks (a)	48,883	156
Standard Microsystems Corp (a)	3,936	95	FiberTower Corp (a)	34,718	156
Tessera Technologies Inc (a)	5,396	106	General Communication Inc (a)	22,680	237
TriQuint Semiconductor Inc (a)	275,724	2,840	Global Crossing Ltd (a)	20,683	282
Ultratech Inc (a)	1,798	33	Globecomm Systems Inc (a)	24,417	219
Zoran Corp (a)	44,997	318	Harmonic Inc (a)	19,546	136
	$ 24,336		Hughes Communications Inc (a)	1,319	37
Shipbuilding - 0.01%			Hypercom Corp (a)	8,879	53
Todd Shipyards Corp	4,146	68	ID Systems Inc (a)	569	1
			IDT Corp	986	11
Software - 1.13%			IDT Corp - Class B	36,903	542
Accelrys Inc (a)	10,159	74	Iridium Communications Inc (a)	67,867	560
athenahealth Inc (a)	5,700	228	Knology Inc (a)	1,079	16
Avid Technology Inc (a)	42,448	536	Leap Wireless International Inc (a)	46,488	530
Blackbaud Inc	8,700	221	Loral Space & Communications Inc (a)	7,302	406
Blackboard Inc (a)	7,000	292	Novatel Wireless Inc (a)	24,135	253
Bowne & Co Inc	14,840	168	Oplink Communications Inc (a)	5,036	88
Bsquare Corp (a)	1,500	6	OpNext Inc (a)	21,260	32
Concurrent Computer Corp (a)	2,411	15	Optical Cable Corp	5,568	18
CSG Systems International Inc (a)	5,230	102	Orbcomm Inc (a)	19,730	46
Deltek Inc (a)	294	2	PAETEC Holding Corp (a)	15,708	66
Digi International Inc (a)	27,059	261	Performance Technologies Inc (a)	11,588	23
Dynavox Inc (a)	3,227	18	Plantronics Inc	10,938	392
Epicor Software Corp (a)	7,435	70	Powerwave Technologies Inc (a)	49,794	109
EPIQ Systems Inc	27,417	321	Preformed Line Products Co	759	32

See accompanying notes

483

Schedule of Investments
SmallCap Value Fund II
October 31, 2010

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)
Telecommunications (continued)			Trucking & Leasing (continued)
Premiere Global Services Inc (a)	30,569 $	209	Willis Lease Finance Corp (a)	7,612 $	94
Relm Wireless Corp (a)	1,332	3			$ 6,670
Soapstone Networks Inc (a)	6,090	—	Water - 0.10%
Sonus Networks Inc (a)	14,390	45	American States Water Co	3,910	146
SureWest Communications (a)	14,882	119	California Water Service Group	7,836	293
Sycamore Networks Inc	22,531	687	Pico Holdings Inc (a)	5,036	155
Symmetricom Inc (a)	51,869	323	SJW Corp	8,346	201
Syniverse Holdings Inc (a)	105,752	3,224			$ 795
Tekelec (a)	15,109	197	TOTAL COMMON STOCKS		$ 734,361
Telular Corp	3,801	14		Maturity
Tessco Technologies Inc	3,392	52		Amount
Tollgrade Communications Inc (a)	13,191	105
			REPURCHASE AGREEMENTS - 4.49%	(000's)	Value (000's)
USA Mobility Inc	3,717	63	Banks - 4.49%
UTStarcom Inc (a)	62,576	126
ViaSat Inc (a)	4,676	193	Investment in Joint Trading Account; Bank of	$ 9,892	$ 9,892
Vonage Holdings Corp (a)	24,383	62	America Repurchase Agreement; 0.22%
WPCS International Inc (a)	2,259	8	dated 10/29/10 maturing 11/01/10
XETA Technologies Inc (a)	7,545	27	(collateralized by Sovereign Agency Issues;
			$10,089,687; 0.00% - 5.25%; dated 05/01/13
	$ 17,373		- 04/15/42)
Textiles - 0.19%			Investment in Joint Trading Account; Credit Suisse	9,550	9,550
Culp Inc (a)	1,899	19	Repurchase Agreement; 0.21% dated
Dixie Group Inc (a)	8,718	32	10/29/10 maturing 11/01/10 (collateralized by
G&K Services Inc	26,305	651	US Treasury Note; $9,740,491; 1.13%; dated
Unifirst Corp/MA	16,618	764	01/15/12)
	$ 1,466		Investment in Joint Trading Account; Deutsche	9,072	9,072
Toys, Games & Hobbies - 0.11%			Bank Repurchase Agreement; 0.21% dated
Jakks Pacific Inc (a)	37,468	706	10/29/10 maturing 11/01/10 (collateralized by
RC2 Corp (a)	5,265	111	Sovereign Agency Issues; $9,253,466; 0.38%
	$ 817		- 3.75%; dated 12/06/10 - 01/29/15)
Transportation - 2.36%			Investment in Joint Trading Account; Morgan	6,207	6,207
Air Transport Services Group Inc (a)	62,676	421	Stanley Repurchase Agreement; 0.20% dated
Alexander & Baldwin Inc	59,525	2,049	10/29/10 maturing 11/01/10 (collateralized by
American Commercial Lines Inc (a)	1,828	61	Sovereign Agency Issues; $6,331,319; 1.88%
Arkansas Best Corp	24,346	617	- 6.13%; dated 01/09/12 - 02/21/13)
Atlas Air Worldwide Holdings Inc (a)	29,333	1,533			$ 34,721
Bristow Group Inc (a)	61,687	2,392	TOTAL REPURCHASE AGREEMENTS		$ 34,721
CAI International Inc (a)	8,154	135	Total Investments		$ 769,082
Covenant Transportation Group Inc (a)	7,149	52	Other Assets in Excess of Liabilities, Net - 0.51%		$ 3,975
DHT Holdings Inc	52,382	226	TOTAL NET ASSETS - 100.00%		$ 773,057
Dynamex Inc (a)	2,038	43
Eagle Bulk Shipping Inc (a)	129,629	664
Excel Maritime Carriers Ltd (a)	122,127	710	(a) Non-Income Producing Security
Frozen Food Express Industries Inc (a)	18,708	59	(b) Security is Illiquid
Genco Shipping & Trading Ltd (a)	48,455	803	(c)		Market value is determined in accordance with procedures established in
General Maritime Corp	187,208	719	good faith by the Board of Directors. At the end of the period, the value of
Golar LNG Ltd	24,685	327	these securities totaled $37 or 0.00% of net assets.
Gulfmark Offshore Inc (a)	30,803	912
Horizon Lines Inc	46,828	202
International Shipholding Corp	6,850	192
Knightsbridge Tankers Ltd	11,501	250	Unrealized Appreciation (Depreciation)
Marten Transport Ltd	15,276	325	The net federal income tax unrealized appreciation (depreciation) and federal tax
Nordic American Tanker Shipping Ltd	42,888	1,117	cost of investments held as of the period end were as follows:
Old Dominion Freight Line Inc (a)	1,644	46
Overseas Shipholding Group Inc	61,312	2,050	Unrealized Appreciation		$ 92,909
PAM Transportation Services Inc (a)	12,540	137	Unrealized Depreciation		(70,091)
PHI Inc (a)	13,574	237	Net Unrealized Appreciation (Depreciation)		$ 22,818
Providence and Worcester Railroad Co	3,324	43	Cost for federal income tax purposes		$ 746,264
Quality Distribution Inc (a)	2,548	18	All dollar amounts are shown in thousands (000's)
RailAmerica Inc (a)	9,108	106
Saia Inc (a)	13,077	189
Ship Finance International Ltd	39,444	793
Teekay Tankers Ltd	18,735	223
USA Truck Inc (a)	8,176	112
Werner Enterprises Inc	22,663	483
	$ 18,246
Trucking & Leasing - 0.86%
Aircastle Ltd	197,662	1,820
Amerco Inc (a)	7,943	654
GATX Corp	71,762	2,272
Greenbrier Cos Inc (a)	41,811	761
TAL International Group Inc	38,148	1,069
See accompanying notes			484

Schedule of Investments
SmallCap Value Fund II
October 31, 2010

Portfolio Summary (unaudited)
Sector		Percent
Financial		32 .47%
Industrial		16 .39%
Consumer, Cyclical		13 .24%
Consumer, Non-cyclical		11 .79%
Energy		6 .86%
Technology		6 .16%
Basic Materials		4 .77%
Communications		4 .35%
Utilities		3 .41%
Diversified		0 .05%
Other Assets in Excess of Liabilities, Net		0 .51%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2010	Long	569	$ 36,743	$ 39,955	$ 3,212
$ 3,212

All dollar amounts are shown in thousands (000's)

See accompanying notes

485

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period	Total Return
BOND & MORTGAGE SECURITIES FUND
Class J shares
2010	$9 .74	$0 .40	$0 .81	$1 .21	($0 .32)	($0 .32)	$10 .63	12 .71%(c)
2009	8 .56	0 .43	1 .11	1 .54	(0 .36)	(0 .36)	9 .74	18 .65 (c)
2008	10 .55	0 .48	(2 .01)	(1 .53)	(0 .46)	(0 .46)	8 .56	(15 .03) (c)
2007	10 .71	0 .51	(0 .17)	0 .34	(0 .50)	(0 .50)	10 .55	3 .22 (c)
2006	10 .67	0 .43	0 .04	0 .47	(0 .43)	(0 .43)	10 .71	4 .49 (c)
Institutional shares
2010	9 .68	0 .45	0 .82	1 .27	(0 .38)	(0 .38)	10 .57	13 .41
2009	8 .51	0 .48	1 .10	1 .58	(0 .41)	(0 .41)	9 .68	19 .31
2008	10 .50	0 .54	(2 .01)	(1 .47)	(0 .52)	(0 .52)	8 .51	(14 .55)
2007	10 .67	0 .57	(0 .17)	0 .40	(0 .57)	(0 .57)	10 .50	3 .85
2006	10 .62	0 .51	0 .03	0 .54	(0 .49)	(0 .49)	10 .67	5 .27
R-1 shares
2010	9 .68	0 .37	0 .81	1 .18	(0 .29)	(0 .29)	10 .57	12 .43
2009	8 .51	0 .40	1 .11	1 .51	(0 .34)	(0 .34)	9 .68	18 .28
2008	10 .49	0 .45	(2 .00)	(1 .55)	(0 .43)	(0 .43)	8 .51	(15 .25)
2007	10 .66	0 .48	(0 .17)	0 .31	(0 .48)	(0 .48)	10 .49	2 .94
2006	10 .61	0 .42	0 .03	0 .45	(0 .40)	(0 .40)	10 .66	4 .35
R-2 shares
2010	9 .61	0 .38	0 .80	1 .18	(0 .31)	(0 .31)	10 .48	12 .46
2009	8 .45	0 .41	1 .10	1 .51	(0 .35)	(0 .35)	9 .61	18 .45
2008	10 .42	0 .46	(1 .98)	(1 .52)	(0 .45)	(0 .45)	8 .45	(15 .14)
2007	10 .60	0 .49	(0 .18)	0 .31	(0 .49)	(0 .49)	10 .42	3 .00
2006	10 .55	0 .42	0 .05	0 .47	(0 .42)	(0 .42)	10 .60	4 .52
R-3 shares
2010	9 .64	0 .40	0 .80	1 .20	(0 .32)	(0 .32)	10 .52	12 .73
2009	8 .48	0 .43	1 .09	1 .52	(0 .36)	(0 .36)	9 .64	18 .59
2008	10 .45	0 .48	(1 .99)	(1 .51)	(0 .46)	(0 .46)	8 .48	(14 .93)
2007	10 .63	0 .51	(0 .18)	0 .33	(0 .51)	(0 .51)	10 .45	3 .17
2006	10 .57	0 .45	0 .04	0 .49	(0 .43)	(0 .43)	10 .63	4 .79
R-4 shares
2010	9 .78	0 .42	0 .82	1 .24	(0 .34)	(0 .34)	10 .68	12 .95
2009	8 .60	0 .45	1 .11	1 .56	(0 .38)	(0 .38)	9 .78	18 .78
2008	10 .60	0 .50	(2 .02)	(1 .52)	(0 .48)	(0 .48)	8 .60	(14 .85)
2007	10 .77	0 .54	(0 .18)	0 .36	(0 .53)	(0 .53)	10 .60	3 .42
2006	10 .71	0 .47	0 .04	0 .51	(0 .45)	(0 .45)	10 .77	4 .92
R-5 shares
2010	9 .65	0 .43	0 .80	1 .23	(0 .35)	(0 .35)	10 .53	13 .06
2009	8 .48	0 .46	1 .10	1 .56	(0 .39)	(0 .39)	9 .65	19 .08
2008	10 .46	0 .51	(1 .99)	(1 .48)	(0 .50)	(0 .50)	8 .48	(14 .74)
2007	10 .64	0 .54	(0 .18)	0 .36	(0 .54)	(0 .54)	10 .46	3 .49
2006	10 .58	0 .48	0 .05	0 .53	(0 .47)	(0 .47)	10 .64	5 .11

See accompanying notes

486

		FINANCIAL HIGHLIGHTS (Continued)
		PRINCIPAL FUNDS, INC.

				Ratio of Net
	Ratio of Expenses	Ratio of Expenses to Average Net	Ratio of Gross	Investment Income
Net Assets, End of	to Average Net	Assets (Excluding Reverse	Expenses to Average	to Average Net	Portfolio
Period (in thousands)	Assets	Repurchase Agreement Expense)	Net Assets(b)	Assets	Turnover Rate

$209,290	1.08%	N/A	1 .15%	3 .98%	357.4%
191,259	1.12	N/A	1 .17	4 .93	365.1
186,176	1.08	N/A	–	4 .87	302.6
251,634	1.18	N/A	–	4 .75	259.1
237,417	1.28	1.23% (d)	1 .29	4 .10	274.5

1,438,541	0 .53 (e)	N/A	–	4 .53	357.4
1,512,248	0.53 (e)	N/A	–	5 .58	365.1
1,971,313	0.52	N/A	–	5 .45	302.6
1,829,733	0.52	N/A	–	5 .41	259.1
1,397,636	0.56	0.53 (d)	–	4 .85	274.5

10,669	1 .41	N/A	–	3 .66	357.4
9,763	1.41	N/A	–	4 .59	365.1
6,999	1.40	N/A	–	4 .57	302.6
7,143	1.40	N/A	–	4 .54	259.1
4,536	1.43	1.41 (d)	–	3 .98	274.5

28,778	1 .28	N/A	–	3 .78	357.4
29,688	1.28	N/A	–	4 .77	365.1
28,127	1.27	N/A	–	4 .68	302.6
37,875	1.27	N/A	–	4 .65	259.1
42,548	1.33	1.28 (d)	–	4 .04	274.5

41,586	1 .10	N/A	–	3 .97	357.4
45,851	1.10	N/A	–	4 .97	365.1
48,733	1.09	N/A	–	4 .86	302.6
62,793	1.09	N/A	–	4 .85	259.1
50,633	1.14	1.10 (d)	–	4 .25	274.5

36,175	0 .91	N/A	–	4 .14	357.4
25,843	0.91	N/A	–	5 .13	365.1
22,799	0.90	N/A	–	5 .05	302.6
28,800	0.90	N/A	–	5 .05	259.1
18,009	0.95	0.91 (d)	–	4 .46	274.5

59,861	0 .79	N/A	–	4 .26	357.4
58,888	0.79	N/A	–	5 .27	365.1
67,063	0.78	N/A	–	5 .16	302.6
111,437	0.78	N/A	–	5 .15	259.1
95,496	0.83	0.79 (d)	–	4 .56	274.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Excludes interest expense paid on borrowings through reverse repurchase agreements.
(e)	Reflects Manager's contractual expense limit.

See accompanying notes

487

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
CORE PLUS BOND FUND I
Institutional shares
2010	$11 .04	$0.25	$0 .78	$1 .03	($0 .31)	($0 .11)	($0 .42)	$11.65
2009	9.95	0 .36	1 .01	1 .37	(0 .24)	(0 .04)	(0 .28)	11 .04
2008(c)	10.00	0 .01	(0 .06)	(0 .05)	–	–	–	9.95
R-1 shares
2010	11.00	0 .15	0 .77	0 .92	(0 .22)	(0 .11)	(0 .33)	11 .59
2009	9.94	0 .28	1 .01	1 .29	(0 .19)	(0 .04)	(0 .23)	11 .00
2008(c)	10.00	–	(0 .06)	(0 .06)	–	–	–	9.94
R-2 shares
2010	11.00	0 .17	0 .77	0 .94	(0 .23)	(0 .11)	(0 .34)	11 .60
2009	9.94	0 .29	1 .02	1 .31	(0 .21)	(0 .04)	(0 .25)	11 .00
2008(c)	10.00	–	(0 .06)	(0 .06)	–	–	–	9.94
R-3 shares
2010	11.01	0 .19	0 .77	0 .96	(0 .25)	(0 .11)	(0 .36)	11 .61
2009	9.94	0 .31	1 .01	1 .32	(0 .21)	(0 .04)	(0 .25)	11 .01
2008(c)	10.00	–	(0 .06)	(0 .06)	–	–	–	9.94
R-4 shares
2010	11.06	0 .21	0 .76	0 .97	(0 .26)	(0 .11)	(0 .37)	11 .66
2009	9.94	0 .32	1 .05	1 .37	(0 .21)	(0 .04)	(0 .25)	11 .06
2008(c)	10.00	–	(0 .06)	(0 .06)	–	–	–	9.94
R-5 shares
2010	11.04	0 .22	0 .77	0 .99	(0 .28)	(0 .11)	(0 .39)	11 .64
2009	9.94	0 .34	1 .03	1 .37	(0 .23)	(0 .04)	(0 .27)	11 .04
2008(c)	10.00	–	(0 .06)	(0 .06)	–	–	–	9.94

See accompanying notes

488

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
		Ratio of Expenses	Investment Income
	Net Assets, End of	to Average Net	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)	Assets	Turnover Rate

9 .57%	$2,869,003	0 .58%	2 .26%	186 .8%
13.92	2,058,784	0.60	3 .39	356 .2
(0 .50) (d)	58,587	0.65 (e)	0 .63 (e)	551 .3 (e)

8.56	3,446	1.45	1 .35	186 .8
13.07	1,572	1.47	2 .63	356 .2
(0 .60) (d)	15	1.53 (e)	(0 .32) (e)	551 .3 (e)

8.74	8,899	1.32	1 .51	186 .8
13.25	6,139	1.34	2 .66	356 .2
(0 .60) (d)	15	1.40 (e)	(0 .16) (e)	551 .3 (e)

8.94	24,917	1.14	1 .69	186 .8
13.35	14,771	1.16	2 .89	356 .2
(0 .60) (d)	15	1.22 (e)	0 .00 (e)	551 .3 (e)

9.06	8,217	0.95	1 .87	186 .8
13.93	7,675	0.97	3 .01	356 .2
(0 .60) (d)	15	1.03 (e)	0 .16 (e)	551 .3 (e)

9.21	30,083	0.83	1 .95	186 .8
13.85	8,281	0.85	3 .15	356 .2
(0 .60) (d)	15	0.91 (e)	0 .32 (e)	551 .3 (e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	Period from September 30, 2008, date operations commenced, through October 31, 2008.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.

See accompanying notes

489

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
DISCIPLINED LARGECAP BLEND FUND
Institutional shares
2010	$10 .41	$0.15	$1 .31	$1 .46	($0 .15)	$–	($0 .15)	$11.72
2009	9.95	0 .16	0 .50	0 .66	(0 .20)	–	(0 .20)	10 .41
2008	17.85	0 .20	(6 .00)	(5 .80)	(0 .18)	(1 .92)	(2 .10)	9 .95
2007	16.11	0 .18	2 .13	2 .31	(0 .19)	(0 .38)	(0 .57)	17 .85
2006	14.37	0 .19	1 .88	2 .07	(0 .13)	(0 .20)	(0 .33)	16 .11
R-1 shares
2010	10.34	0 .05	1 .31	1 .36	(0 .07)	–	(0 .07)	11 .63
2009	9.85	0 .08	0 .50	0 .58	(0 .09)	–	(0 .09)	10 .34
2008	17.70	0 .07	(5 .95)	(5 .88)	(0 .05)	(1 .92)	(1 .97)	9 .85
2007	15.97	0 .04	2 .11	2 .15	(0 .04)	(0 .38)	(0 .42)	17 .70
2006	14.24	0 .02	1 .91	1 .93	–	(0 .20)	(0 .20)	15 .97
R-2 shares
2010	10.28	0 .07	1 .29	1 .36	(0 .08)	–	(0 .08)	11 .56
2009	9.80	0 .09	0 .49	0 .58	(0 .10)	–	(0 .10)	10 .28
2008	17.61	0 .09	(5 .91)	(5 .82)	(0 .07)	(1 .92)	(1 .99)	9 .80
2007	15.90	0 .06	2 .10	2 .16	(0 .07)	(0 .38)	(0 .45)	17 .61
2006	14.18	0 .08	1 .86	1 .94	(0 .02)	(0 .20)	(0 .22)	15 .90
R-3 shares
2010	10.31	0 .09	1 .31	1 .40	(0 .10)	–	(0 .10)	11 .61
2009	9.84	0 .11	0 .49	0 .60	(0 .13)	–	(0 .13)	10 .31
2008	17.68	0 .12	(5 .95)	(5 .83)	(0 .09)	(1 .92)	(2 .01)	9 .84
2007	15.96	0 .09	2 .10	2 .19	(0 .09)	(0 .38)	(0 .47)	17 .68
2006	14.23	0 .09	1 .88	1 .97	(0 .04)	(0 .20)	(0 .24)	15 .96
R-4 shares
2010	10.36	0 .10	1 .32	1 .42	(0 .12)	–	(0 .12)	11 .66
2009	9.88	0 .12	0 .51	0 .63	(0 .15)	–	(0 .15)	10 .36
2008	17.74	0 .14	(5 .96)	(5 .82)	(0 .12)	(1 .92)	(2 .04)	9 .88
2007	16.01	0 .13	2 .10	2 .23	(0 .12)	(0 .38)	(0 .50)	17 .74
2006	14.28	0 .11	1 .89	2 .00	(0 .07)	(0 .20)	(0 .27)	16 .01
R-5 shares
2010	10.37	0 .12	1 .32	1 .44	(0 .13)	–	(0 .13)	11 .68
2009	9.91	0 .14	0 .49	0 .63	(0 .17)	–	(0 .17)	10 .37
2008	17.78	0 .16	(5 .97)	(5 .81)	(0 .14)	(1 .92)	(2 .06)	9 .91
2007	16.05	0 .15	2 .11	2 .26	(0 .15)	(0 .38)	(0 .53)	17 .78
2006	14.31	0 .13	1 .90	2 .03	(0 .09)	(0 .20)	(0 .29)	16 .05

See accompanying notes

490

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
		Ratio of Expenses	Investment Income
	Net Assets, End of	to Average Net	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Assets	Turnover Rate

14 .14%	$596,070	0 .58%	1 .38%	145 .0%
6.92	2,048,193	0.58	1 .72	129 .9
(36.65)	1,763,971	0.57	1 .43	121 .7
14.70	3,160,022	0.57	1 .08	101 .4 (b)
14.61	974,790	0.59	1 .27	92 .4

13.17	1,091	1.47	0 .46	145 .0
6.02	1,284	1.46	0 .85	129 .9
(37.23)	1,148	1.45	0 .54	121 .7
13.73	1,447	1.45	0 .26	101 .4 (b)
13.68	1,244	1.47	0 .11	92 .4

13.29	1,711	1.34	0 .60	145 .0
6.11	1,888	1.33	0 .97	129 .9
(37.11)	1,668	1.32	0 .67	121 .7
13.83	2,641	1.32	0 .39	101 .4 (b)
13.80	1,937	1.34	0 .51	92 .4

13.59	6,703	1.16	0 .78	145 .0
6.33	6,741	1.15	1 .17	129 .9
(37.03)	6,630	1.14	0 .86	121 .7
14.04	10,524	1.14	0 .56	101 .4 (b)
14.03	5,740	1.16	0 .58	92 .4

13.78	801	0.97	0 .94	145 .0
6.55	4,186	0.96	1 .30	129 .9
(36.89)	3,006	0.95	1 .05	121 .7
14.28	5,304	0.95	0 .77	101 .4 (b)
14.20	5,195	0.97	0 .76	92 .4

13.95	2,269	0.85	1 .10	145 .0
6.57	1,508	0.84	1 .47	129 .9
(36.79)	1,363	0.83	1 .16	121 .7
14.39	1,925	0.83	0 .88	101 .4 (b)
14.37	1,565	0.85	0 .88	92 .4

(a)	Calculated based on average shares outstanding during the period.
(b)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth & Income Fund.

See accompanying notes

491

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period (Loss)(a)		Investments	Operations	Income	Gains	Distributions of Period
DIVERSIFIED INTERNATIONAL FUND
Class J shares
2010	$8 .59	$0.08	$1 .14	$1 .22	($0 .11)	$–	($0 .11)	$9 .70
2009	7.37	0 .09	1 .28	1 .37	(0 .15)	–	(0 .15)	8 .59
2008	17 .16	0 .16	(7 .90)	(7 .74)	(0 .08)	(1 .97)	(2 .05)	7 .37
2007	14 .21	0 .11	4 .22	4 .33	(0 .11)	(1 .27)	(1 .38)	17 .16
2006	11 .32	0 .09	3 .26	3 .35	–	(0 .46)	(0 .46)	14 .21
Institutional shares
2010	8.67	0 .13	1 .15	1 .28	(0 .16)	–	(0 .16)	9 .79
2009	7.44	0 .14	1 .31	1 .45	(0 .22)	–	(0 .22)	8 .67
2008	17 .34	0 .23	(7 .98)	(7 .75)	(0 .18)	(1 .97)	(2 .15)	7 .44
2007	14 .36	0 .23	4 .23	4 .46	(0 .21)	(1 .27)	(1 .48)	17 .34
2006	11 .45	0 .18	3 .28	3 .46	(0 .09)	(0 .46)	(0 .55)	14 .36
R-1 shares
2010	8.62	0 .05	1 .15	1 .20	(0 .10)	–	(0 .10)	9 .72
2009	7.38	0 .08	1 .29	1 .37	(0 .13)	–	(0 .13)	8 .62
2008	17 .20	0 .12	(7 .93)	(7 .81)	(0 .04)	(1 .97)	(2 .01)	7 .38
2007	14 .24	0 .07	4 .24	4 .31	(0 .08)	(1 .27)	(1 .35)	17 .20
2006	11 .37	0 .08	3 .25	3 .33	–	(0 .46)	(0 .46)	14 .24
R-2 shares
2010	8.58	0 .06	1 .15	1 .21	(0 .10)	–	(0 .10)	9 .69
2009	7.34	0 .09	1 .28	1 .37	(0 .13)	–	(0 .13)	8 .58
2008	17 .12	0 .14	(7 .89)	(7 .75)	(0 .06)	(1 .97)	(2 .03)	7 .34
2007	14 .18	0 .09	4 .22	4 .31	(0 .10)	(1 .27)	(1 .37)	17 .12
2006	11 .30	0 .09	3 .25	3 .34	–	(0 .46)	(0 .46)	14 .18
R-3 shares
2010	8.64	0 .08	1 .15	1 .23	(0 .12)	–	(0 .12)	9 .75
2009	7.40	0 .10	1 .29	1 .39	(0 .15)	–	(0 .15)	8 .64
2008	17 .24	0 .16	(7 .94)	(7 .78)	(0 .09)	(1 .97)	(2 .06)	7 .40
2007	14 .27	0 .12	4 .25	4 .37	(0 .13)	(1 .27)	(1 .40)	17 .24
2006	11 .38	0 .12	3 .25	3 .37	(0 .02)	(0 .46)	(0 .48)	14 .27
R-4 shares
2010	8.75	0 .09	1 .18	1 .27	(0 .13)	–	(0 .13)	9 .89
2009	7.51	0 .12	1 .30	1 .42	(0 .18)	–	(0 .18)	8 .75
2008	17 .47	0 .19	(8 .06)	(7 .87)	(0 .12)	(1 .97)	(2 .09)	7 .51
2007	14 .46	0 .15	4 .28	4 .43	(0 .15)	(1 .27)	(1 .42)	17 .47
2006	11 .52	0 .15	3 .29	3 .44	(0 .04)	(0 .46)	(0 .50)	14 .46
R-5 shares
2010	8.67	0 .11	1 .24	1 .35	(0 .14)	–	(0 .14)	9 .88
2009	7.44	0 .12	1 .30	1 .42	(0 .19)	–	(0 .19)	8 .67
2008	17 .32	0 .20	(7 .97)	(7 .77)	(0 .14)	(1 .97)	(2 .11)	7 .44
2007	14 .34	0 .16	4 .26	4 .42	(0 .17)	(1 .27)	(1 .44)	17 .32
2006	11 .43	0 .15	3 .28	3 .43	(0 .06)	(0 .46)	(0 .52)	14 .34

See accompanying notes

492

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

14 .31%(c)	$179,226	1 .51%	1 .58%	0 .86%	105 .9%
19.01 (c)	166,334	1.55	1 .60	1 .29	115 .6
(50.57) (c)	145,271	1.50	–	1 .29	101 .5
33.05 (c)	307,754	1.52	–	0 .72	111 .3 (d)
30.50 (c)	192,920	1.59	–	0 .69	107 .5

14.90	1,087,289	0.92	0 .92	1 .49	105 .9
20.01	736,705	0.91	0 .91	1 .95	115 .6
(50.36)	621,394	0.93	–	1 .87	101 .5
33.87	1,188,878	0.90	–	1 .56	111 .3 (d)
31.29	44,939	0.90	–	1 .35	107 .5

13.95	9,424	1.79	–	0 .60	105 .9
18.88	9,081	1.79	–	1 .04	115 .6
(50.78)	6,336	1.81	–	0 .99	101 .5
32.77	10,716	1.78	–	0 .44	111 .3 (d)
30.17	3,787	1.77	–	0 .62	107 .5

14.18	19,385	1.66	–	0 .70	105 .9
18.96	20,324	1.66	–	1 .17	115 .6
(50.70)	18,080	1.68	–	1 .13	101 .5
32.96	38,204	1.65	–	0 .59	111 .3 (d)
30.46	22,784	1.64	–	0 .67	107 .5

14.29	67,216	1.48	–	0 .88	105 .9
19.23	69,007	1.48	–	1 .36	115 .6
(50.61)	57,078	1.50	–	1 .31	101 .5
33.21	99,441	1.47	–	0 .78	111 .3 (d)
30.56	44,461	1.46	–	0 .88	107 .5

14.63	49,117	1.29	–	1 .05	105 .9
19.43	50,972	1.29	–	1 .55	115 .6
(50.53)	36,959	1.31	–	1 .57	101 .5
33.30	42,258	1.28	–	1 .00	111 .3 (d)
30.87	16,510	1.27	–	1 .11	107 .5

15.71 (e)	76,608	1.17	–	1 .18	105 .9
19.54	82,482	1.17	–	1 .66	115 .6
(50.43)	59,805	1.19	–	1 .57	101 .5
33.54	135,368	1.16	–	1 .05	111 .3 (d)
31.00	53,609	1.15	–	1 .12	107 .5

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM International Growth Fund.
(e)	In March, 2010, the Class experienced a significant one time gain of approximately $0.08/share as the result of a settlement in an SEC administrative proceeding. If such gain had not been recognized, the total return amounts expressed herein would have been lower.

See accompanying notes

493

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
EQUITY INCOME FUND
Institutional shares
2010	$14 .40	$0.50	$2 .49	$2 .99	($0 .46)	$–	($0 .46)	$16.93
2009	13.82	0 .45	0 .61	1 .06	(0 .48)	–	(0 .48)	14 .40
2008	23.82	0 .48	(7 .98)	(7 .50)	(0 .46)	(2 .04)	(2 .50)	13 .82
2007	22.43	0 .44	2 .55	2 .99	(0 .40)	(1 .20)	(1 .60)	23 .82
2006	20.07	0 .40	3 .00	3 .40	(0 .41)	(0 .63)	(1 .04)	22 .43
R-1 shares
2010(c)	15.52	0 .23	1 .40	1 .63	(0 .26)	–	(0 .26)	16 .89
R-2 shares
2010(c)	15.52	0 .21	1 .43	1 .64	(0 .27)	–	(0 .27)	16 .89
R-3 shares
2010(c)	15.52	0 .25	1 .40	1 .65	(0 .28)	–	(0 .28)	16 .89
R-4 shares
2010(c)	15.52	0 .20	1 .49	1 .69	(0 .29)	–	(0 .29)	16 .92
R-5 shares
2010(c)	15.52	0 .15	1 .55	1 .70	(0 .29)	–	(0 .29)	16 .93

See accompanying notes

494

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
	Net Assets, End of	Ratio of Expenses	Investment Income	Portfolio
	Period (in	to Average Net	to Average Net	Turnover
Total Return	thousands)	Assets	Assets	Rate

21.03%	$1,828,045	0.52%	3 .16%	22 .1%
8.07	1,097,669	0.53	3 .47	35 .3
(34.79)	1,132,181	0.52	2 .56	75 .8
13.99	2,016,738	0.52	1 .93	85 .6 (b)
17.53	1,686,604	0.55	1 .88	81 .0

10.62 (d)	374	1.42 (e)	2 .13 (e)	22 .1 (e)

10.67 (d)	371	1.29 (e)	1 .92 (e)	22 .1 (e)

10.81 (d)	3,815	1.11 (e)	2 .39 (e)	22 .1 (e)

11.03 (d)	750	0.92 (e)	1 .87 (e)	22 .1 (e)

11.11 (d)	5,904	0.80 (e)	1 .37 (e)	22 .1 (e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Equity Income Fund and WM Equity Income Fund.
(c)	Period from March 1, 2010, date operations commenced, through October 31, 2010.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.

See accompanying notes

495

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on Investment		Investment	Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
GLOBAL DIVERSIFIED INCOME FUND
Institutional shares
2010	$12 .72	$0.77	$1 .67	$2 .44	($0 .80)	($1 .05)	($1 .85)	$13.31
2009(c)	10.00	0 .67	2 .72	3 .39	(0 .67)	–	(0 .67)	12 .72

See accompanying notes

496

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS,INC.

			Ratio of Net
		Ratio of Expenses	Investment Income
	Net Assets, End of	to Average Net	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Assets	Turnover Rate

21.42%	$224,071	0.87%(b)	6 .13%	75 .5%
35.24 (d)	72,681	0.90 (b),(e)	7 .00 (e)	182 .5 (e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	Period from December 15, 2008, date operations commenced, through October 31, 2009.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.

See accompanying notes

497

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment and Unrealized Total From			from Net	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period	Total Return
GLOBAL REAL ESTATE SECURITIES FUND
Institutional shares
2010	$5 .67	$0 .13	$1 .66	$1 .79	($0 .28)	($0 .28)	$7 .18	32 .52%(f)
2009	5 .03	0 .14	0 .77	0 .91	(0 .27)	(0 .27)	5 .67	19 .46
2008	10 .08	0 .19	(5 .06)	(4 .87)	(0 .18)	(0 .18)	5 .03	(48 .97)
2007(c)	10 .00	0 .01	0 .07	0 .08	–	–	10 .08	0 .80 (d)

See accompanying notes

498

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS,INC.

		Ratio of Net
	Ratio of Expenses	Investment Income
Net Assets, End of	to Average Net	to Average Net	Portfolio
Period (in thousands)	Assets	Assets	Turnover Rate

$9	0.95%(b)	2.23%	194 .8%
1,134	0 .95 (b)	3.12	131 .1
1,006	0 .95 (b)	2.45	100 .9
2,016	0.95 (b),(e)	1.75 (e)	86 .7 (e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	Period from October 1, 2007, date operations commenced, through October 31, 2007.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	During 2010, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

See accompanying notes

499

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset		Net Realized		Dividends	Total
	Value,	Net	and Unrealized Total From		from Net	Dividends	Net Asset
	Beginning of Investment Gain (Loss) on Investment Investment					and	Value, End
	Period	Income (Loss) Investments Operations			Income	Distributions of Period		Total Return
GOVERNMENT & HIGH QUALITY BOND FUND
Class J shares
2010	$10 .90	$0 .40(a)	$0 .43	$0 .83	($0 .43)	($0 .43)	$11 .30	7 .73%(c)
2009(d)	10 .68	0 .38(a)	0 .23	0 .61	(0 .39)	(0 .39)	10 .90	5 .87 (c),(e)
Institutional shares
2010	10 .90	0 .46(a)	0 .41	0 .87	(0 .48)	(0 .48)	11 .29	8 .16
2009	10 .35	0 .50(a)	0 .56	1 .06	(0 .51)	(0 .51)	10 .90	10 .42
2008	10 .54	0 .51(a)	(0 .17)	0 .34	(0 .53)	(0 .53)	10 .35	3 .23
2007	10 .55	0 .51(a)	0 .01	0 .52	(0 .53)	(0 .53)	10 .54	4 .98
2006	10 .53	0 .49	0 .05	0 .54	(0 .52)	(0 .52)	10 .55	5 .25
R-1 shares
2010	10 .90	0 .37(a)	0 .41	0 .78	(0 .39)	(0 .39)	11 .29	7 .32
2009(d)	10 .68	0 .35(a)	0 .24	0 .59	(0 .37)	(0 .37)	10 .90	5 .61 (e)
R-2 shares
2010	10 .90	0 .39(a)	0 .41	0 .80	(0 .41)	(0 .41)	11 .29	7 .46
2009(d)	10 .68	0 .36(a)	0 .24	0 .60	(0 .38)	(0 .38)	10 .90	5 .73 (e)
R-3 shares
2010	10 .90	0 .40(a)	0 .42	0 .82	(0 .43)	(0 .43)	11 .29	7 .66
2009(d)	10 .68	0 .38(a)	0 .24	0 .62	(0 .40)	(0 .40)	10 .90	5 .90 (e)
R-4 shares
2010	10 .90	0 .42(a)	0 .42	0 .84	(0 .45)	(0 .45)	11 .29	7 .86
2009(d)	10 .68	0 .39(a)	0 .24	0 .63	(0 .41)	(0 .41)	10 .90	6 .07 (e)
R-5 shares
2010	10 .90	0 .44(a)	0 .42	0 .86	(0 .46)	(0 .46)	11 .30	8 .08
2009(d)	10 .68	0 .41(a)	0 .24	0 .65	(0 .43)	(0 .43)	10 .90	6 .18 (e)

See accompanying notes

500

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

		Ratio of Gross	Ratio of Net
Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income	Portfolio
Period (in	to Average Net	Average Net	to Average Net	Turnover
thousands)	Assets	Assets(b)	Assets	Rate

$112,730	1.00%	1.20%	3 .63%	51 .2%
94,354	1.00 (f)	1.29 (f)	3 .96 (f)	26 .6 (f)

980,476	0 .51	–	4 .13	51 .2
893,919	0 .51	–	4 .66	26 .6
1,037,568	0 .50	–	4.79	5.3
1,497,302	0 .50	–	4 .86	13 .6
1,521,330	0 .52	–	4 .64	13 .0

4,485	1.29 (g)	–	3 .33	51 .2
2,796	1.29 (f),(g)	–	3.66 (f)	26.6 (f)

8,002	1.16 (g)	–	3 .48	51 .2
8,843	1.16 (f),(g)	–	3.80 (f)	26.6 (f)

20,070	0.98 (g)	–	3 .63	51 .2
11,551	0.98 (f),(g)	–	3.98 (f)	26.6 (f)

7,364	0.79 (g)	–	3 .82	51 .2
4,235	0.79 (f),(g)	–	4.17 (f)	26.6 (f)

15,243	0.67 (g)	–	3 .95	51 .2
11,805	0.67 (f),(g)	–	4.29 (f)	26.6 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Period from December 15, 2008, date operations commenced, through October 31, 2009.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Reflects Manager's contractual expense limit.

See accompanying notes

501

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset		Net Realized		Dividends Distributions		Total
	Value,	Net	and Unrealized Total From		from Net	from	Dividends	Net Asset
	Beginning	Investment Gain (Loss) on Investment Investment				Realized	and	Value, End
	of Period Income (Loss) Investments			Operations	Income	Gains	Distributions	of Period
HIGH YIELD FUND
Institutional shares
2010	$7 .59	$0.68(a)	$0 .57	$1 .25	($0 .69)	$–	($0 .69)	$8 .15
2009	6.10	0 .64(a)	1 .54	2 .18	(0 .69)	–	(0 .69)	7 .59
2008	8.74	0 .62(a)	(2 .39)	(1 .77)	(0 .63)	(0 .24)	(0 .87)	6 .10
2007	8.78	0 .62(a)	0 .21	0 .83	(0 .69)	(0 .18)	(0 .87)	8 .74
2006	8.22	0 .64	0 .55	1 .19	(0 .63)	–	(0 .63)	8 .78

See accompanying notes

502

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS,INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income	Portfolio
	Period (in	to Average Net	Average Net	to Average Net	Turnover
Total Return	thousands)	Assets	Assets(b)	Assets	Rate

17.23%	$975,311	0.56%	0 .57%	8 .64%	77 .8%
37.90	800,853	0.54	–	9 .60	57 .0
(22.14)	447,491	0.53	–	7 .82	28 .8
9.94	681,304	0.53	–	7 .07	47 .4
15.01	571	0.57	–	7 .64	85 .0

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager.

See accompanying notes

503

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment and Unrealized Total From			from Net	Dividends	Net Asset
	Beginning of Income		Gain (Loss) on Investment Investment			and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Distributions	of Period	Total Return
HIGH YIELD FUND I
Institutional shares
2010	$10 .67	$0 .94	$1 .00	$1 .94	($0 .97)	($0 .97)	$11 .64	19 .54%
2009	8 .19	0 .91	2 .33	3 .24	(0 .76)	(0 .76)	10 .67	44 .36
2008	10 .61	0 .79	(2 .89)	(2 .10)	(0 .32)	(0 .32)	8 .19	(20 .38)
2007	10 .61	0 .75	(0 .07)	0 .68	(0 .68)	(0 .68)	10 .61	6 .64
2006	10 .24	0 .73	0 .09	0 .82	(0 .45)	(0 .45)	10 .61	8 .27

See accompanying notes

504

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS,INC.

		Ratio of Net
	Ratio of Expenses	Investment Income
Net Assets, End of	to Average Net	to Average Net	Portfolio
Period (in thousands)	Assets	Assets	Turnover Rate

$1,276,786	0.65%	8.77%	100 .0%
1,015,076	0.65	10.34	103 .8
662,079	0.65	8.00	67 .7
506,755	0.65	7.18	69 .0
95,691	0.65	7.13	104 .3

(a) Calculated based on average shares outstanding during the period.

See accompanying notes

505

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset		Net Realized		Dividends	Total
	Value,	Net	and Unrealized Total From from Net			Dividends Net Asset
	Beginning Investment Gain (Loss) on Investment Investment					and	Value, End
	of Period Income (Loss) Investments Operations				Income	Distributions of Period		Total Return
INCOME FUND
Class J shares
2010	$9 .28	$0 .48(a)	$0 .41	$0 .89	($0 .50)	($0 .50)	$9 .67	9 .91%(c)
2009(d)	9 .24	0 .04(a)	0 .04	0 .08	(0 .04)	(0 .04)	9 .28	0 .92 (c),(e)
Institutional shares
2010	9 .28	0 .54(a)	0 .42	0 .96	(0 .56)	(0 .56)	9 .68	10 .65
2009	7 .85	0 .55(a)	1 .44	1 .99	(0 .56)	(0 .56)	9 .28	26 .21
2008	9 .01	0 .51(a)	(1 .14)	(0 .63)	(0 .53)	(0 .53)	7 .85	(7 .51)
2007	9 .11	0 .50(a)	(0 .06)	0 .44	(0 .54)	(0 .54)	9 .01	4 .88
2006	9 .07	0 .51	0 .05	0 .56	(0 .52)	(0 .52)	9 .11	6 .41
R-1 shares
2010(g)	9 .27	0 .30(a)	0 .40	0 .70	(0 .29)	(0 .29)	9 .68	7 .68 (e)
R-2 shares
2010(g)	9 .27	0 .30(a)	0 .40	0 .70	(0 .30)	(0 .30)	9 .67	7 .67 (e)
R-3 shares
2010(g)	9 .27	0 .31(a)	0 .41	0 .72	(0 .31)	(0 .31)	9 .68	7 .91 (e)
R-4 shares
2010(g)	9 .27	0 .32(a)	0 .41	0 .73	(0 .32)	(0 .32)	9 .68	8 .04 (e)
R-5 shares
2010(g)	9 .27	0 .35(a)	0 .38	0 .73	(0 .33)	(0 .33)	9 .67	8 .03 (e)

See accompanying notes

506

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

		Ratio of Gross	Ratio of Net
Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income	Portfolio
Period (in	to Average Net	Average Net	to Average Net	Turnover
thousands)	Assets	Assets(b)	Assets	Rate

$36,124	1.10%	1.75%	5 .02%	13 .1%
1,631	1 .10 (f)	5 .78 (f)	5 .24 (f)	30 .6 (f)

930,550	0.52	–	5 .69	13 .1
809,271	0.51	–	6 .49	30 .6
729,267	0.50	–	5 .72	15 .5
960,941	0.51	–	5 .51	15 .2
963,326	0.52	–	5 .64	26 .0

18	1.40 (f)	–	4.69 (f)	13.1 (f)

172	1.27 (f)	–	4.71 (f)	13.1 (f)

1,472	1.09 (f)	–	4.95 (f)	13.1 (f)

1,361	0.90 (f)	–	5.03 (f)	13.1 (f)

393	0.78 (f)	–	5.43 (f)	13.1 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Period from September 30, 2009, date operations commenced, through October 31, 2009.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from March 1, 2010, date operations commenced, through October 31, 2010.

See accompanying notes

507

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions			Total
	Value,	Investment and Unrealized Total From from Net				from	Tax Return Dividends Net Asset
	Beginning	Income Gain (Loss) on Investment Investment				Realized	of Capital	and	Value, End
	of Period	(Loss)(a)	Investments Operations		Income	Gains	Distribution Distributions of Period
INFLATION PROTECTION FUND
Class J shares
2010	$7 .51	$0 .10	$0 .67	$0 .77	($0 .11)	$–	$–	($0 .11)	$8 .17
2009	7.08	0.03	0 .41	0 .44	(0 .01)	–	–	(0 .01)	7 .51
2008	9.45	0.46	(2 .02)	(1 .56)	(0 .69)	–	(0 .12)	(0 .81)	7 .08
2007	9.60	0.38	(0 .13)	0 .25	(0 .40)	–	–	(0 .40)	9 .45
2006	9.81	0.53	(0 .23)	0 .30	(0 .50)	(0 .01)	–	(0 .51)	9 .60
Institutional shares
2010	7.57	0.16	0 .67	0 .83	(0 .16)	–	–	(0 .16)	8 .24
2009	7.08	0.11	0 .39	0 .50	(0 .01)	–	–	(0 .01)	7 .57
2008	9.45	0.53	(2 .02)	(1 .49)	(0 .75)	–	(0 .13)	(0 .88)	7 .08
2007	9.57	0.51	(0 .20)	0 .31	(0 .43)	–	–	(0 .43)	9 .45
2006	9.81	0.50	(0 .23)	0 .27	(0 .50)	(0 .01)	–	(0 .51)	9 .57
R-1 shares
2010	7.48	0.09	0 .67	0 .76	(0 .11)	–	–	(0 .11)	8 .13
2009	7.05	(0 .02)	0 .46	0 .44	(0 .01)	–	–	(0 .01)	7 .48
2008	9.42	0.44	(2 .01)	(1 .57)	(0 .69)	–	(0 .11)	(0 .80)	7 .05
2007	9.55	0.42	(0 .19)	0 .23	(0 .36)	–	–	(0 .36)	9 .42
2006	9.79	0.46	(0 .26)	0 .20	(0 .43)	(0 .01)	–	(0 .44)	9 .55
R-2 shares
2010	7.48	0.10	0 .66	0 .76	(0 .11)	–	–	(0 .11)	8 .13
2009	7.05	0.06	0 .38	0 .44	(0 .01)	–	–	(0 .01)	7 .48
2008	9.42	0.45	(2 .01)	(1 .56)	(0 .69)	–	(0 .12)	(0 .81)	7 .05
2007	9.54	0.39	(0 .14)	0 .25	(0 .37)	–	–	(0 .37)	9 .42
2006	9.79	0.39	(0 .19)	0 .20	(0 .44)	(0 .01)	–	(0 .45)	9 .54
R-3 shares
2010	7.50	0.12	0 .66	0 .78	(0 .12)	–	–	(0 .12)	8 .16
2009	7.06	0.08	0 .37	0 .45	(0 .01)	–	–	(0 .01)	7 .50
2008	9.43	0.47	(2 .01)	(1 .54)	(0 .70)	–	(0 .13)	(0 .83)	7 .06
2007	9.55	0.41	(0 .15)	0 .26	(0 .38)	–	–	(0 .38)	9 .43
2006	9.80	0.42	(0 .21)	0 .21	(0 .45)	(0 .01)	–	(0 .46)	9 .55
R-4 shares
2010	7.52	0.13	0 .67	0 .80	(0 .14)	–	–	(0 .14)	8 .18
2009	7.06	0.09	0 .38	0 .47	(0 .01)	–	–	(0 .01)	7 .52
2008	9.43	0.47	(1 .99)	(1 .52)	(0 .73)	–	(0 .12)	(0 .85)	7 .06
2007	9.55	0.38	(0 .10)	0 .28	(0 .40)	–	–	(0 .40)	9 .43
2006	9.80	0.45	(0 .23)	0 .22	(0 .46)	(0 .01)	–	(0 .47)	9 .55
R-5 shares
2010	7.54	0.14	0 .67	0 .81	(0 .14)	–	–	(0 .14)	8 .21
2009	7.07	0.04	0 .44	0 .48	(0 .01)	–	–	(0 .01)	7 .54
2008	9.44	0.51	(2 .02)	(1 .51)	(0 .72)	–	(0 .14)	(0 .86)	7 .07
2007	9.56	0.45	(0 .16)	0 .29	(0 .41)	–	–	(0 .41)	9 .44
2006	9.80	0.47	(0 .23)	0 .24	(0 .47)	(0 .01)	–	(0 .48)	9 .56

See accompanying notes

508

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

					Ratio of Net
		Ratio of Expenses	Ratio of Expenses to Average Net	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Assets (Excluding Reverse	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Repurchase Agreement Expense)	Net Assets(b)	Assets	Turnover Rate

10.40%(c)	$7,613	1.15%	N/A	1 .33%	1.31%	85 .3%
6.20 (c)	6,443	1.15	N/A	1 .46	0.49	109 .5
(18.05) (c)	7,961	1.15	N/A	–	5.30	32 .3
2.64 (c)	6,004	1.15	N/A	–	4.00	88 .2
3.08 (c)	5,650	1.21	1 .21% (d)	2 .81	5.49	51 .4

11 .10	550,781	0 .41	N/A	–	2.04	85 .3
7.10	439,388	0.41	N/A	–	1.55	109 .5
(17.46)	388,931	0.41	N/A	–	5.95	32 .3
3.34	461,619	0.40	N/A	–	5.46	88 .2
2.77	110,930	1.53	0 .40 (d)	–	5.22	51 .4

10 .20	660	1 .29	N/A	–	1.16	85 .3
6.21	367	1.29	N/A	–	(0 .31)	109 .5
(18.21)	430	1.29	N/A	–	5.06	32 .3
2.42	87	1.28	N/A	–	4.47	88 .2
2.07	41	2.47	1 .28 (d)	–	4.77	51 .4

10 .30	1,078	1 .16	N/A	–	1.26	85 .3
6.22	732	1.16	N/A	–	0.86	109 .5
(18.11)	642	1.16	N/A	–	5.19	32 .3
2.65	625	1.15	N/A	–	4.09	88 .2
2.06	546	2.28	1 .15 (d)	–	4.09	51 .4

10 .56	2,759	0 .98	N/A	–	1.49	85 .3
6.37	1,041	0.98	N/A	–	1.12	109 .5
(17.95)	904	0.98	N/A	–	5.38	32 .3
2.82	1,279	0.97	N/A	–	4.35	88 .2
2.19	781	2.07	0 .97 (d)	–	4.37	51 .4

10 .70	896	0 .79	N/A	–	1.67	85 .3
6.67	359	0.79	N/A	–	1.28	109 .5
(17.80)	378	0.79	N/A	–	5.40	32 .3
3.00	271	0.78	N/A	–	4.02	88 .2
2.35	389	1.95	0 .78 (d)	–	4.73	51 .4

10 .91	1,230	0 .67	N/A	–	1.73	85 .3
6.81	635	0.67	N/A	–	0.53	109 .5
(17.69)	638	0.67	N/A	–	5.75	32 .3
3.10	625	0.66	N/A	–	4.79	88 .2
2.55	120	1.73	0 .66 (d)	–	4.92	51 .4

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Excludes interest expense paid on borrowings through reverse repurchase agreements.

See accompanying notes

509

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
INTERNATIONAL EMERGING MARKETS FUND
Class J shares
2010	$20 .05	$0.07	$4 .78	$4 .85	($0 .08)	$–	($0 .08)	$24.82
2009	13.32	0 .13	6 .67	6 .80	(0 .07)	–	(0 .07)	20 .05
2008	38.42	0 .19	(19 .52)	(19 .33)	(0 .08)	(5 .69)	(5 .77)	13 .32
2007	24.00	0 .23	16 .01	16 .24	(0 .07)	(1 .75)	(1 .82)	38 .42
2006	18.95	0 .14	6 .85	6 .99	(0 .01)	(1 .93)	(1 .94)	24 .00
Institutional shares
2010	20.66	0 .21	4 .92	5 .13	(0 .19)	–	(0 .19)	25 .60
2009	13.78	0 .25	6 .84	7 .09	(0 .21)	–	(0 .21)	20 .66
2008	39.56	0 .36	(20 .17)	(19 .81)	(0 .28)	(5 .69)	(5 .97)	13 .78
2007	24.69	0 .49	16 .38	16 .87	(0 .25)	(1 .75)	(2 .00)	39 .56
2006	19.46	0 .24	7 .09	7 .33	(0 .17)	(1 .93)	(2 .10)	24 .69
R-1 shares
2010	20.51	0 .02	4 .87	4 .89	(0 .05)	–	(0 .05)	25 .35
2009	13.60	0 .10	6 .83	6 .93	(0 .02)	–	(0 .02)	20 .51
2008	39.13	0 .13	(19 .97)	(19 .84)	–	(5 .69)	(5 .69)	13 .60
2007	24.43	0 .17	16 .30	16 .47	(0 .02)	(1 .75)	(1 .77)	39 .13
2006	19.29	0 .13	6 .94	7 .07	–	(1 .93)	(1 .93)	24 .43
R-2 shares
2010	20.37	0 .03	4 .86	4 .89	(0 .06)	–	(0 .06)	25 .20
2009	13.50	0 .12	6 .78	6 .90	(0 .03)	–	(0 .03)	20 .37
2008	38.86	0 .15	(19 .80)	(19 .65)	(0 .02)	(5 .69)	(5 .71)	13 .50
2007	24.28	0 .21	16 .17	16 .38	(0 .05)	(1 .75)	(1 .80)	38 .86
2006	19.17	0 .12	6 .94	7 .06	(0 .02)	(1 .93)	(1 .95)	24 .28
R-3 shares
2010	20.46	0 .08	4 .87	4 .95	(0 .10)	–	(0 .10)	25 .31
2009	13.59	0 .15	6 .80	6 .95	(0 .08)	–	(0 .08)	20 .46
2008	39.10	0 .20	(19 .94)	(19 .74)	(0 .08)	(5 .69)	(5 .77)	13 .59
2007	24.42	0 .27	16 .26	16 .53	(0 .10)	(1 .75)	(1 .85)	39 .10
2006	19.27	0 .17	6 .97	7 .14	(0 .06)	(1 .93)	(1 .99)	24 .42
R-4 shares
2010	20.62	0 .12	4 .91	5 .03	(0 .13)	–	(0 .13)	25 .52
2009	13.72	0 .18	6 .86	7 .04	(0 .14)	–	(0 .14)	20 .62
2008	39.42	0 .27	(20 .13)	(19 .86)	(0 .15)	(5 .69)	(5 .84)	13 .72
2007	24.61	0 .35	16 .36	16 .71	(0 .15)	(1 .75)	(1 .90)	39 .42
2006	19.39	0 .20	7 .05	7 .25	(0 .10)	(1 .93)	(2 .03)	24 .61
R-5 shares
2010	20.67	0 .15	4 .93	5 .08	(0 .15)	–	(0 .15)	25 .60
2009	13.75	0 .21	6 .85	7 .06	(0 .14)	–	(0 .14)	20 .67
2008	39.49	0 .27	(20 .13)	(19 .86)	(0 .19)	(5 .69)	(5 .88)	13 .75
2007	24.65	0 .36	16 .41	16 .77	(0 .18)	(1 .75)	(1 .93)	39 .49
2006	19.43	0 .24	7 .03	7 .27	(0 .12)	(1 .93)	(2 .05)	24 .65

See accompanying notes

510

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

24 .23%(c)	$205,507	1.83%	1 .90%	0 .32%	102 .1%
51 .33 (c)	183,286	1.89	1 .94	0 .85	133 .4
(58 .50) (c)	113,241	1.80	–	0 .75	127 .6
72 .25 (c)	307,022	1.80	–	0 .82	141 .6
39 .45 (c)	141,628	2.04	–	0 .62	134 .0

24 .94	1,048,491	1.28	1 .28	0 .91	102 .1
52 .25	830,134	1.27	1 .27	1 .50	133 .4
(58 .27)	435,442	1.26	–	1 .36	127 .6
73 .27	802,809	1.19	–	1 .62	141 .6
40 .45	65,405	1.34	–	1 .01	134 .0

23 .87	10,335	2.14	–	0 .07	102 .1
51 .00	7,457	2.13	–	0 .62	133 .4
(58 .65)	3,515	2.14	–	0 .49	127 .6
71 .79	7,171	2.07	–	0 .58	141 .6
39 .14	1,642	2.22	–	0 .57	134 .0

24 .02	13,900	2.01	–	0 .15	102 .1
51 .18	11,600	2.00	–	0 .77	133 .4
(58 .58)	6,741	2.01	–	0 .58	127 .6
71 .97	16,251	1.94	–	0 .73	141 .6
39 .39	3,981	2.09	–	0 .53	134 .0

24 .26	42,741	1.83	–	0 .38	102 .1
51 .48	31,084	1.82	–	0 .91	133 .4
(58 .53)	15,136	1.83	–	0 .77	127 .6
72 .28	30,969	1.76	–	0 .91	141 .6
39 .64	6,949	1.91	–	0 .74	134 .0

24 .48	31,507	1.64	–	0 .54	102 .1
51 .79	25,197	1.63	–	1 .08	133 .4
(58 .44)	11,432	1.64	–	1 .04	127 .6
72 .54	16,936	1.57	–	1 .14	141 .6
40 .03	2,150	1.72	–	0 .90	134 .0

24 .65	37,391	1.52	–	0 .65	102 .1
51 .90	33,821	1.51	–	1 .26	133 .4
(58 .39)	14,985	1.52	–	1 .01	127 .6
72 .80	46,271	1.45	–	1 .22	141 .6
40 .09	12,766	1.60	–	1 .07	134 .0

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes

511

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
INTERNATIONAL FUND I
Institutional shares
2010	$10 .31	$0.14	$1 .03	$1 .17	($0 .16)	$–	($0 .16)	$11.32
2009	8.81	0 .14	1 .63	1 .77	(0 .27)	–	(0 .27)	10 .31
2008	18.70	0 .27	(8 .27)	(8 .00)	(0 .24)	(1 .65)	(1 .89)	8 .81
2007	15.46	0 .24	4 .09	4 .33	(0 .17)	(0 .92)	(1 .09)	18 .70
2006	12.74	0 .18	3 .05	3 .23	(0 .10)	(0 .41)	(0 .51)	15 .46
R-1 shares
2010	10.23	0 .04	1 .03	1 .07	(0 .09)	–	(0 .09)	11 .21
2009	8.73	0 .06	1 .62	1 .68	(0 .18)	–	(0 .18)	10 .23
2008	18.55	0 .14	(8 .21)	(8 .07)	(0 .10)	(1 .65)	(1 .75)	8 .73
2007	15.34	0 .07	4 .09	4 .16	(0 .03)	(0 .92)	(0 .95)	18 .55
2006	12.66	0 .06	3 .03	3 .09	–	(0 .41)	(0 .41)	15 .34
R-2 shares
2010	10.22	0 .05	1 .04	1 .09	(0 .10)	–	(0 .10)	11 .21
2009	8.71	0 .07	1 .62	1 .69	(0 .18)	–	(0 .18)	10 .22
2008	18.51	0 .15	(8 .18)	(8 .03)	(0 .12)	(1 .65)	(1 .77)	8 .71
2007	15.31	0 .10	4 .07	4 .17	(0 .05)	(0 .92)	(0 .97)	18 .51
2006	12.62	0 .08	3 .02	3 .10	–	(0 .41)	(0 .41)	15 .31
R-3 shares
2010	10.23	0 .08	1 .03	1 .11	(0 .12)	–	(0 .12)	11 .22
2009	8.73	0 .09	1 .61	1 .70	(0 .20)	–	(0 .20)	10 .23
2008	18.54	0 .17	(8 .18)	(8 .01)	(0 .15)	(1 .65)	(1 .80)	8 .73
2007	15.34	0 .14	4 .06	4 .20	(0 .08)	(0 .92)	(1 .00)	18 .54
2006	12.65	0 .11	3 .02	3 .13	(0 .03)	(0 .41)	(0 .44)	15 .34
R-4 shares
2010	10.26	0 .10	1 .03	1 .13	(0 .12)	–	(0 .12)	11 .27
2009	8.77	0 .11	1 .61	1 .72	(0 .23)	–	(0 .23)	10 .26
2008	18.61	0 .21	(8 .22)	(8 .01)	(0 .18)	(1 .65)	(1 .83)	8 .77
2007	15.39	0 .17	4 .08	4 .25	(0 .11)	(0 .92)	(1 .03)	18 .61
2006	12.68	0 .12	3 .05	3 .17	(0 .05)	(0 .41)	(0 .46)	15 .39
R-5 shares
2010	10.28	0 .11	1 .03	1 .14	(0 .14)	–	(0 .14)	11 .28
2009	8.77	0 .12	1 .62	1 .74	(0 .23)	–	(0 .23)	10 .28
2008	18.62	0 .23	(8 .24)	(8 .01)	(0 .19)	(1 .65)	(1 .84)	8 .77
2007	15.40	0 .18	4 .08	4 .26	(0 .12)	(0 .92)	(1 .04)	18 .62
2006	12.69	0 .15	3 .04	3 .19	(0 .07)	(0 .41)	(0 .48)	15 .40

See accompanying notes

512

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

					Ratio of Net
		Ratio of Expenses	Ratio of Expenses to Average Net	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Assets (Excluding Interest Expense	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Fees)	Net Assets(b)	Assets	Turnover Rate

11 .49%	$1,323,249	1 .10%	N/A	1 .13%	1 .31%	103 .4%
20.69	1,464,299	1.12	1 .11%	1 .13	1.62	102 .4
(47 .44)	859,383	1 .10	N/A	–	1.91	123 .6
29 .66	1,903,137	1 .08	N/A	–	1.44	91 .1
26 .22	874,559	1 .09	N/A	–	1.26	66 .1

10 .53	6,727	1 .97 (c)	N/A	–	0.43	103 .4
19.63	6,204	2.00 (c)	1 .99	–	0.74	102 .4
(47 .90)	3,137	1 .98	N/A	–	1.03	123 .6
28 .53	4,613	1 .96	N/A	–	0.44	91 .1
25 .09	2,041	1 .97	N/A	–	0.45	66 .1

10 .72	10,031	1 .84 (c)	N/A	–	0.53	103 .4
19.73	11,435	1.87 (c)	1 .86	–	0.86	102 .4
(47 .83)	7,877	1 .85	N/A	–	1.09	123 .6
28 .69	18,566	1 .83	N/A	–	0.62	91 .1
25 .28	15,001	1 .84	N/A	–	0.55	66 .1

10 .90	13,026	1 .66 (c)	N/A	–	0.74	103 .4
19.95	12,634	1.69 (c)	1 .68	–	1.07	102 .4
(47 .71)	9,728	1 .67	N/A	–	1.23	123 .6
28 .88	23,869	1 .65	N/A	–	0.82	91 .1
25 .45	16,367	1 .66	N/A	–	0.77	66 .1

11 .13	14,358	1 .47 (c)	N/A	–	0.95	103 .4
20.10	13,714	1.50 (c)	1 .49	–	1.27	102 .4
(47 .60)	9,358	1 .48	N/A	–	1.51	123 .6
29 .15	17,374	1 .46	N/A	–	1.06	91 .1
25 .79	8,930	1 .47	N/A	–	0.86	66 .1

11 .21	25,067	1 .35 (c)	N/A	–	1.07	103 .4
20.39	22,619	1.38 (c)	1 .37	–	1.36	102 .4
(47 .57)	17,108	1 .36	N/A	–	1.59	123 .6
29 .30	36,555	1 .34	N/A	–	1.12	91 .1
25 .92	24,331	1 .35	N/A	–	1.06	66 .1

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager.
(c)	Reflects Manager's contractual expense limit.

See accompanying notes

513

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period (Loss)(a)		Investments	Operations	Income	Gains	Distributions of Period
INTERNATIONAL GROWTH FUND
Class J shares
2010	$7 .58	$0.05	$0 .94	$0 .99	($0 .08)	$–	($0 .08)	$8 .49
2009	6.77	0 .06	0 .85	0 .91	(0 .10)	–	(0 .10)	7 .58
2008	15 .17	0 .10	(7 .25)	(7 .15)	(0 .03)	(1 .22)	(1 .25)	6 .77
2007	13 .00	0 .08	3 .37	3 .45	(0 .03)	(1 .25)	(1 .28)	15 .17
2006	11 .20	0 .03	2 .78	2 .81	(0 .02)	(0 .99)	(1 .01)	13 .00
Institutional shares
2010	7.77	0 .11	0 .95	1 .06	(0 .13)	–	(0 .13)	8 .70
2009	6.95	0 .11	0 .87	0 .98	(0 .16)	–	(0 .16)	7 .77
2008	15 .54	0 .17	(7 .43)	(7 .26)	(0 .11)	(1 .22)	(1 .33)	6 .95
2007	13 .30	0 .17	3 .45	3 .62	(0 .13)	(1 .25)	(1 .38)	15 .54
2006	11 .44	0 .12	2 .84	2 .96	(0 .11)	(0 .99)	(1 .10)	13 .30
R-1 shares
2010	7.74	0 .04	0 .95	0 .99	(0 .04)	–	(0 .04)	8 .69
2009	6.87	0 .06	0 .88	0 .94	(0 .07)	–	(0 .07)	7 .74
2008	15 .39	0 .06	(7 .36)	(7 .30)	–	(1 .22)	(1 .22)	6 .87
2007	13 .18	0 .05	3 .42	3 .47	(0 .01)	(1 .25)	(1 .26)	15 .39
2006	11 .35	0 .01	2 .82	2 .83	(0 .01)	(0 .99)	(1 .00)	13 .18
R-2 shares
2010	7.56	0 .04	0 .93	0 .97	(0 .07)	–	(0 .07)	8 .46
2009	6.72	0 .05	0 .86	0 .91	(0 .07)	–	(0 .07)	7 .56
2008	15 .08	0 .07	(7 .19)	(7 .12)	(0 .02)	(1 .22)	(1 .24)	6 .72
2007	12 .94	0 .07	3 .35	3 .42	(0 .03)	(1 .25)	(1 .28)	15 .08
2006	11 .16	0 .03	2 .77	2 .80	(0 .03)	(0 .99)	(1 .02)	12 .94
R-3 shares
2010	8.02	0 .07	0 .98	1 .05	(0 .08)	–	(0 .08)	8 .99
2009	7.14	0 .07	0 .91	0 .98	(0 .10)	–	(0 .10)	8 .02
2008	15 .94	0 .10	(7 .65)	(7 .55)	(0 .03)	(1 .22)	(1 .25)	7 .14
2007	13 .60	0 .09	3 .55	3 .64	(0 .05)	(1 .25)	(1 .30)	15 .94
2006	11 .68	0 .06	2 .90	2 .96	(0 .05)	(0 .99)	(1 .04)	13 .60
R-4 shares
2010	7.68	0 .07	0 .96	1 .03	(0 .10)	–	(0 .10)	8 .61
2009	6.85	0 .08	0 .86	0 .94	(0 .11)	–	(0 .11)	7 .68
2008	15 .33	0 .13	(7 .33)	(7 .20)	(0 .06)	(1 .22)	(1 .28)	6 .85
2007	13 .14	0 .12	3 .40	3 .52	(0 .08)	(1 .25)	(1 .33)	15 .33
2006	11 .32	0 .07	2 .81	2 .88	(0 .07)	(0 .99)	(1 .06)	13 .14
R-5 shares
2010	7.70	0 .08	0 .96	1 .04	(0 .11)	–	(0 .11)	8 .63
2009	6.88	0 .09	0 .86	0 .95	(0 .13)	–	(0 .13)	7 .70
2008	15 .39	0 .13	(7 .34)	(7 .21)	(0 .08)	(1 .22)	(1 .30)	6 .88
2007	13 .18	0 .13	3 .42	3 .55	(0 .09)	(1 .25)	(1 .34)	15 .39
2006	11 .35	0 .09	2 .81	2 .90	(0 .08)	(0 .99)	(1 .07)	13 .18

See accompanying notes

514

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

13.10%(c)	$38,971	1.65%	1 .72%	0 .69%	153 .8%
13.67 (c)	38,201	1.70	1 .75	0 .85	137 .7
(51.10) (c)	36,673	1.56	–	0 .84	125 .2
28.89 (c)	87,193	1.63	–	0 .59	129 .4
26.78 (c)	64,748	1.72	1 .72	0 .27	134 .7

13.80	1,323,435	1.02	–	1 .32	153 .8
14.51	1,196,275	1.01	–	1 .61	137 .7
(50.81)	1,236,938	1.00	–	1 .45	125 .2
29.74	2,268,322	0.97	–	1 .25	129 .4
27.80	1,129,504	0.99	–	0 .99	134 .7

12.88	1,216	1.88	–	0 .45	153 .8
13.75	1,253	1.88	–	0 .89	137 .7
(51.27)	1,733	1.88	–	0 .54	125 .2
28.58	3,543	1.85	–	0 .37	129 .4
26.63	2,481	1.87	–	0 .11	134 .7

12.95	5,725	1.75	–	0 .57	153 .8
13.71	6,273	1.75	–	0 .78	137 .7
(51.20)	6,325	1.75	–	0 .63	125 .2
28.76	17,310	1.72	–	0 .49	129 .4
26.82	13,931	1.74	–	0 .26	134 .7

13.20	9,605	1.57	–	0 .84	153 .8
13.92	18,400	1.57	–	0 .98	137 .7
(51.13)	19,243	1.57	–	0 .85	125 .2
29.04	40,890	1.54	–	0 .67	129 .4
27.01	27,967	1.56	–	0 .48	134 .7

13.47	3,431	1.38	–	0 .82	153 .8
13.99	6,253	1.38	–	1 .15	137 .7
(50.97)	8,349	1.38	–	1 .11	125 .2
29.20	25,726	1.35	–	0 .87	129 .4
27.26	16,100	1.37	–	0 .59	134 .7

13.65	8,804	1.26	–	1 .07	153 .8
14.10	13,659	1.26	–	1 .34	137 .7
(50.91)	11,818	1.26	–	1 .09	125 .2
29.42	28,010	1.23	–	0 .99	129 .4
27.41	17,420	1.25	–	0 .74	134 .7

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes

515

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on Investment		Investment	Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
INTERNATIONAL VALUE FUND I
Institutional shares
2010	$10 .70	$0.18	$1 .01	$1 .19	($0 .18)	($0 .27)	($0 .45)	$11.44
2009	8.62	0 .20	1 .90	2 .10	(0 .02)	–	(0 .02)	10 .70
2008(c)	10.00	–	(1 .38)	(1 .38)	–	–	–	8.62

See accompanying notes

516

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS,INC.

			Ratio of Net
		Ratio of Expenses	Investment Income
	Net Assets, End of	to Average Net	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Assets	Turnover Rate

11 .38%	$1,137,569	1 .09%(b)	1 .73%	87 .2%
24.39	963,192	1.12 (b)	2 .22	77 .7
(13.80) (d)	364,462	1.13 (b),(e)	(0 .57) (e)	33 .1 (e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	Period from September 30, 2008, date operations commenced, through October 31, 2008.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.

See accompanying notes

517

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period (Loss)(a)		Investments	Operations	Income	Gains	Distributions of Period
LARGECAP BLEND FUND II
Class J shares
2010	$7 .73	$0.05	$1 .05	$1 .10	($0 .07)	$–	($0 .07)	$8 .76
2009	7.02	0 .07	0 .71	0 .78	(0 .07)	–	(0 .07)	7 .73
2008	12 .12	0 .06	(4 .09)	(4 .03)	(0 .03)	(1 .04)	(1 .07)	7 .02
2007	11 .12	0 .04	1 .57	1 .61	(0 .04)	(0 .57)	(0 .61)	12 .12
2006	10 .10	0 .04	1 .44	1 .48	(0 .02)	(0 .44)	(0 .46)	11 .12
Institutional shares
2010	7.95	0 .10	1 .09	1 .19	(0 .11)	–	(0 .11)	9 .03
2009	7.23	0 .11	0 .73	0 .84	(0 .12)	–	(0 .12)	7 .95
2008	12 .47	0 .12	(4 .22)	(4 .10)	(0 .10)	(1 .04)	(1 .14)	7 .23
2007	11 .43	0 .11	1 .62	1 .73	(0 .12)	(0 .57)	(0 .69)	12 .47
2006	10 .37	0 .12	1 .47	1 .59	(0 .09)	(0 .44)	(0 .53)	11 .43
R-1 shares
2010	7.90	0 .03	1 .07	1 .10	(0 .05)	–	(0 .05)	8 .95
2009	7.17	0 .05	0 .73	0 .78	(0 .05)	–	(0 .05)	7 .90
2008	12 .37	0 .03	(4 .19)	(4 .16)	–	(1 .04)	(1 .04)	7 .17
2007	11 .34	0 .01	1 .61	1 .62	(0 .02)	(0 .57)	(0 .59)	12 .37
2006	10 .30	0 .01	1 .47	1 .48	–	(0 .44)	(0 .44)	11 .34
R-2 shares
2010	7.85	0 .04	1 .07	1 .11	(0 .06)	–	(0 .06)	8 .90
2009	7.10	0 .06	0 .73	0 .79	(0 .04)	–	(0 .04)	7 .85
2008	12 .27	0 .04	(4 .15)	(4 .11)	(0 .02)	(1 .04)	(1 .06)	7 .10
2007	11 .25	0 .03	1 .59	1 .62	(0 .03)	(0 .57)	(0 .60)	12 .27
2006	10 .22	0 .04	1 .44	1 .48	(0 .01)	(0 .44)	(0 .45)	11 .25
R-3 shares
2010	7.88	0 .05	1 .08	1 .13	(0 .07)	–	(0 .07)	8 .94
2009	7.15	0 .08	0 .72	0 .80	(0 .07)	–	(0 .07)	7 .88
2008	12 .34	0 .06	(4 .17)	(4 .11)	(0 .04)	(1 .04)	(1 .08)	7 .15
2007	11 .32	0 .05	1 .59	1 .64	(0 .05)	(0 .57)	(0 .62)	12 .34
2006	10 .27	0 .06	1 .46	1 .52	(0 .03)	(0 .44)	(0 .47)	11 .32
R-4 shares
2010	7.93	0 .07	1 .08	1 .15	(0 .08)	–	(0 .08)	9 .00
2009	7.20	0 .09	0 .73	0 .82	(0 .09)	–	(0 .09)	7 .93
2008	12 .42	0 .08	(4 .20)	(4 .12)	(0 .06)	(1 .04)	(1 .10)	7 .20
2007	11 .39	0 .07	1 .61	1 .68	(0 .08)	(0 .57)	(0 .65)	12 .42
2006	10 .33	0 .08	1 .47	1 .55	(0 .05)	(0 .44)	(0 .49)	11 .39
R-5 shares
2010	7.92	0 .08	1 .08	1 .16	(0 .09)	–	(0 .09)	8 .99
2009	7.19	0 .10	0 .72	0 .82	(0 .09)	–	(0 .09)	7 .92
2008	12 .40	0 .09	(4 .19)	(4 .10)	(0 .07)	(1 .04)	(1 .11)	7 .19
2007	11 .37	0 .08	1 .61	1 .69	(0 .09)	(0 .57)	(0 .66)	12 .40
2006	10 .32	0 .09	1 .46	1 .55	(0 .06)	(0 .44)	(0 .50)	11 .37

See accompanying notes

518

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

14.25%(c)	$99,281	1.28%	1 .36%	0 .64%	36 .2%
11.37 (c)	94,397	1.33	1 .39	1 .10	79 .8
(36.15) (c)	93,445	1.28	–	0 .68	60 .0
15.10 (c)	160,166	1.35	–	0 .35	53 .2
15.02 (c)	109,445	1.42	–	0 .40	52 .1

15.02	538,314	0.76 (d)	–	1 .15	36 .2
12.05	479,632	0.77 (d)	–	1 .64	79 .8
(35.86)	431,434	0.75	–	1 .21	60 .0
15.83	706,735	0.74	–	0 .98	53 .2
15.84	627,235	0.74	–	1 .11	52 .1

13.97	3,297	1.62 (d)	–	0 .30	36 .2
11.10	3,337	1.63 (d)	–	0 .75	79 .8
(36.43)	2,511	1.63	–	0 .32	60 .0
14.81	3,426	1.62	–	0 .08	53 .2
14.74	2,343	1.62	–	0 .12	52 .1

14.12	14,969	1.49 (d)	–	0 .43	36 .2
11.27	15,413	1.50 (d)	–	0 .91	79 .8
(36.39)	13,952	1.50	–	0 .46	60 .0
15.01	30,709	1.49	–	0 .24	53 .2
14.91	31,309	1.49	–	0 .36	52 .1

14.41	25,154	1.31 (d)	–	0 .60	36 .2
11.43	21,135	1.32 (d)	–	1 .12	79 .8
(36.23)	21,349	1.32	–	0 .63	60 .0
15.12	29,848	1.31	–	0 .43	53 .2
15.24	34,442	1.31	–	0 .52	52 .1

14.56	13,836	1.12 (d)	–	0 .80	36 .2
11.63	13,463	1.13 (d)	–	1 .27	79 .8
(36.11)	11,356	1.13	–	0 .84	60 .0
15.34	17,260	1.12	–	0 .57	53 .2
15.46	10,614	1.12	–	0 .73	52 .1

14.75	21,473	1.00 (d)	–	0 .92	36 .2
11.68	25,707	1.01 (d)	–	1 .40	79 .8
(36.00)	24,446	1.01	–	0 .95	60 .0
15.52	55,239	1.00	–	0 .71	53 .2
15.52	45,989	1.00	–	0 .86	52 .1

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes

519

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions			Total
	Value,	Investment and Unrealized Total From from Net				from	Tax Return Dividends Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment Realized				of Capital	and	Value, End
	of Period	(Loss)(a)	Investments Operations		Income	Gains	Distribution Distributions of Period
LARGECAP GROWTH FUND
Class J shares
2010	$5 .98	($0 .04)	$1 .27	$1 .23	$–	$–	$–	$–	$7 .21
2009	5.81	(0 .03)	0 .20	0 .17	–	–	–	–	5.98
2008	9.53	(0 .01)	(3 .54)	(3 .55)	–	(0 .15)	(0 .02)	(0 .17)	5 .81
2007	7.46	(0 .01)	2 .18	2 .17	–	(0 .10)	–	(0 .10)	9 .53
2006	6.81	(0 .01)	0 .66	0 .65	–	–	–	–	7.46
Institutional shares
2010	6.35	–	1.34	1.34	–	–	–	0.00	7.69
2009	6.13	0.01	0 .22	0 .23	(0 .01)	–	–	(0 .01)	6 .35
2008	10 .02	0 .05	(3 .73)	(3 .68)	(0 .04)	(0 .15)	(0 .02)	(0 .21)	6 .13
2007	7.83	0.04	2 .31	2 .35	(0 .06)	(0 .10)	–	(0 .16)	10 .02
2006	7.09	0.05	0 .70	0 .75	(0 .01)	–	–	(0 .01)	7 .83
R-1 shares
2010	6.17	(0 .06)	1 .31	1 .25	–	–	–	–	7.42
2009	6.00	(0 .04)	0 .21	0 .17	–	–	–	–	6.17
2008	9.85	(0 .03)	(3 .65)	(3 .68)	–	(0 .15)	(0 .02)	(0 .17)	6 .00
2007	7.71	(0 .03)	2 .27	2 .24	–	(0 .10)	–	(0 .10)	9 .85
2006	7.04	(0 .02)	0 .69	0 .67	–	–	–	–	7.71
R-2 shares
2010	6.20	(0 .05)	1 .31	1 .26	–	–	–	–	7.46
2009	6.03	(0 .03)	0 .20	0 .17	–	–	–	–	6.20
2008	9.88	(0 .02)	(3 .66)	(3 .68)	–	(0 .15)	(0 .02)	(0 .17)	6 .03
2007	7.72	(0 .02)	2 .28	2 .26	–	(0 .10)	–	(0 .10)	9 .88
2006	7.04	(0 .01)	0 .69	0 .68	–	–	–	–	7.72
R-3 shares
2010	6.52	(0 .04)	1 .44	1 .40	–	–	–	–	7.92
2009	6.32	(0 .02)	0 .22	0 .20	–	–	–	–	6.52
2008	10 .34	–	(3 .85)	(3 .85)	–	(0 .15)	(0 .02)	(0 .17)	6 .32
2007	8.07	–	2 .38	2 .38	(0 .01)	(0 .10)	–	(0 .11)	10 .34
2006	7.35	0.01	0 .71	0 .72	–	–	–	–	8.07
R-4 shares
2010	6.48	(0 .02)	1 .37	1 .35	–	–	–	–	7.83
2009	6.28	(0 .01)	0 .21	0 .20	–	–	–	–	6.48
2008	10 .25	0 .01	(3 .81)	(3 .80)	–	(0 .15)	(0 .02)	(0 .17)	6 .28
2007	8.01	0.01	2 .35	2 .36	(0 .02)	(0 .10)	–	(0 .12)	10 .25
2006	7.28	0.02	0 .71	0 .73	–	–	–	–	8.01
R-5 shares
2010	6.41	(0 .01)	1 .35	1 .34	–	–	–	–	7.75
2009	6.20	–	0.21	0.21	–	–	–	–	6.41
2008	10 .12	0 .03	(3 .76)	(3 .73)	(0 .02)	(0 .15)	(0 .02)	(0 .19)	6 .20
2007	7.91	0.02	2 .32	2 .34	(0 .03)	(0 .10)	–	(0 .13)	10 .12
2006	7.17	0.03	0 .71	0 .74	–	–	–	–	7.91

See accompanying notes

520

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

20.57%(c)	$45,092	1.26%	1 .33%	(0 .56)%	65 .5%
2.93 (c)	39,852	1.41	1 .46	(0 .51)	86 .5
(37.92) (c)	38,641	1.33	–	(0 .16)	88 .8
29.41 (c)	52,055	1.31	–	(0 .18)	113 .1 (d)
9.54 (c)	34,561	1.36	–	(0 .16)	93 .5

21.12	1,680,577	0.65	–	0 .04	65 .5
3.79	1,673,544	0.65	–	0 .24	86 .5
(37.49)	1,531,200	0.62	–	0 .58	88 .8
30.46	3,509,320	0.60	–	0 .42	113 .1 (d)
10.57	487,805	0.54	–	0 .65	93 .5

20.26	17,427	1.52	–	(0 .82)	65 .5
2.83	10,130	1.53	–	(0 .65)	86 .5
(38.01)	9,129	1.50	–	(0 .34)	88 .8
29.37	12,562	1.47	–	(0 .36)	113 .1 (d)
9.52	5,792	1.42	–	(0 .23)	93 .5

20.32	17,137	1.39	–	(0 .69)	65 .5
2.82	16,407	1.40	–	(0 .50)	86 .5
(37.89)	15,819	1.37	–	(0 .20)	88 .8
29.59	24,502	1.34	–	(0 .21)	113 .1 (d)
9.66	16,878	1.29	–	(0 .09)	93 .5

21.47 (e)	52,360	1.21	–	(0 .52)	65 .5
3.16	56,773	1.22	–	(0 .34)	86 .5
(37.85)	48,883	1.19	–	(0 .03)	88 .8
29.79	59,749	1.16	–	(0 .05)	113 .1 (d)
9.80	35,647	1.11	–	0 .10	93 .5

20.83	30,517	1.02	–	(0 .33)	65 .5
3.18	35,761	1.03	–	(0 .13)	86 .5
(37.67)	28,378	1.00	–	0 .14	88 .8
29.90	25,974	0.97	–	0 .15	113 .1 (d)
10.03	14,809	0.92	–	0 .30	93 .5

20.90	130,991	0.90	–	(0 .20)	65 .5
3.39	74,628	0.91	–	(0 .02)	86 .5
(37.58)	66,974	0.88	–	0 .29	88 .8
30.07	96,875	0.86	–	0 .24	113 .1 (d)
10.32	47,115	0.80	–	0 .41	93 .5

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth Fund.
(e)	In March, 2010, the Class experienced a significant one time gain of approximately $0.06/share as the result of a settlement in an SEC administrative proceeding. If such gain had not been recognized, the total return amounts expressed herein would have been lower.

See accompanying notes

521

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment Realized				and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
LARGECAP GROWTH FUND I
Class J shares
2010	$6 .40	($0 .04)	$1 .48	$1 .44	$–	$–	$–	$7 .84
2009	5.00	(0 .03)	1 .43	1 .40	–	–	–	6.40
2008	8.88	(0 .05)	(3 .43)	(3 .48)	–	(0 .40)	(0 .40)	5 .00
2007	7.79	(0 .04)	1 .50	1 .46	–	(0 .37)	(0 .37)	8 .88
2006	7.63	(0 .02)	0 .49	0 .47	–	(0 .31)	(0 .31)	7 .79
Institutional shares
2010	7.02	0 .01	1 .64	1 .65	(0 .01)	–	(0 .01)	8 .66
2009	5.45	0 .01	1 .56	1 .57	–	–	–	7.02
2008	9.59	–	(3 .73)	(3 .73)	(0 .01)	(0 .40)	(0 .41)	5 .45
2007	8.36	0 .02	1 .62	1 .64	(0 .04)	(0 .37)	(0 .41)	9 .59
2006	8.11	0 .04	0 .52	0 .56	–	(0 .31)	(0 .31)	8 .36
R-1 shares
2010	6.75	(0 .05)	1 .55	1 .50	–	–	–	8.25
2009	5.28	(0 .04)	1 .51	1 .47	–	–	–	6.75
2008	9.38	(0 .07)	(3 .63)	(3 .70)	–	(0 .40)	(0 .40)	5 .28
2007	8.22	(0 .05)	1 .58	1 .53	–	(0 .37)	(0 .37)	9 .38
2006	8.04	(0 .04)	0 .53	0 .49	–	(0 .31)	(0 .31)	8 .22
R-2 shares
2010	6.59	(0 .04)	1 .52	1 .48	–	–	–	8.07
2009	5.15	(0 .03)	1 .47	1 .44	–	–	–	6.59
2008	9.15	(0 .06)	(3 .54)	(3 .60)	–	(0 .40)	(0 .40)	5 .15
2007	8.02	(0 .04)	1 .54	1 .50	–	(0 .37)	(0 .37)	9 .15
2006	7.84	(0 .01)	0 .50	0 .49	–	(0 .31)	(0 .31)	8 .02
R-3 shares
2010	6.82	(0 .03)	1 .59	1 .56	–	–	–	8.38
2009	5.33	(0 .02)	1 .51	1 .49	–	–	–	6.82
2008	9.43	(0 .04)	(3 .66)	(3 .70)	–	(0 .40)	(0 .40)	5 .33
2007	8.24	(0 .02)	1 .58	1 .56	–	(0 .37)	(0 .37)	9 .43
2006	8.03	–	0.52	0.52	–	(0 .31)	(0 .31)	8 .24
R-4 shares
2010	6.82	(0 .02)	1 .58	1 .56	–	–	–	8.38
2009	5.31	(0 .01)	1 .52	1 .51	–	–	–	6.82
2008	9.39	(0 .03)	(3 .65)	(3 .68)	–	(0 .40)	(0 .40)	5 .31
2007	8.19	(0 .01)	1 .59	1 .58	(0 .01)	(0 .37)	(0 .38)	9 .39
2006	7.98	0 .03	0 .49	0 .52	–	(0 .31)	(0 .31)	8 .19
R-5 shares
2010	6.91	(0 .01)	1 .61	1 .60	–	–	–	8.51
2009	5.38	(0 .01)	1 .54	1 .53	–	–	–	6.91
2008	9.50	(0 .02)	(3 .70)	(3 .72)	–	(0 .40)	(0 .40)	5 .38
2007	8.28	–	1 .61	1 .61	(0 .02)	(0 .37)	(0 .39)	9 .50
2006	8.05	0 .02	0 .52	0 .54	–	(0 .31)	(0 .31)	8 .28

See accompanying notes

522

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

22.50%(c)	$53,357	1.36%	1 .47%	(0 .56)%	49 .8%
28.00 (c)	42,118	1.52	1 .58	(0 .62)	98 .9
(40.88) (c)	28,875	1.42	–	(0 .68)	64 .5
19.46 (c)	52,111	1.47	–	(0 .47)	47 .7
6.09 (c)	37,584	1.54	1 .54	(0 .31)	58 .5

23.44	2,685,536	0.64	0 .69	0 .15	49 .8
28.83	1,514,796	0.73 (d)	–	0 .17	98 .9
(40.50)	1,089,367	0.73	–	0 .00	64 .5
20.38	1,668,453	0.73	–	0 .26	47 .7
6.86	926,591	0.74	–	0 .52	58 .5

22.22	2,882	1.52	1 .57	(0 .73)	49 .8
27.84	1,717	1.61 (d)	–	(0 .71)	98 .9
(41.05)	1,049	1.61	–	(0 .88)	64 .5
19.29	1,480	1.61	–	(0 .62)	47 .7
6.02	834	1.62	–	(0 .49)	58 .5

22.46	7,759	1.39	1 .44	(0 .60)	49 .8
27.96	9,273	1.48 (d)	–	(0 .58)	98 .9
(40.99)	7,234	1.48	–	(0 .75)	64 .5
19.41	18,098	1.48	–	(0 .45)	47 .7
6.18	18,690	1.49	–	(0 .18)	58 .5

22.87	31,002	1.21	1 .26	(0 .42)	49 .8
27.95	13,590	1.30 (d)	–	(0 .40)	98 .9
(40.83)	13,763	1.30	–	(0 .56)	64 .5
19.62	26,373	1.30	–	(0 .26)	47 .7
6.42	28,652	1.31	–	(0 .03)	58 .5

22.87	12,655	1.02	1 .07	(0 .22)	49 .8
28.44	4,213	1.11 (d)	–	(0 .20)	98 .9
(40.78)	3,767	1.11	–	(0 .38)	64 .5
19.97	6,315	1.11	–	(0 .11)	47 .7
6.46	3,732	1.12	–	0 .41	58 .5

23.15	65,597	0.90	0 .95	(0 .12)	49 .8
28.44	16,770	0.99 (d)	–	(0 .09)	98 .9
(40.73)	14,195	0.99	–	(0 .26)	64 .5
20.14	34,416	0.99	–	0 .02	47 .7
6.66	28,122	1.00	–	0 .25	58 .5

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes

523

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment Realized				and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
LARGECAP GROWTH FUND II
Class J shares
2010	$6 .22	$–	$0 .91	$0 .91	$–	$–	$–	$7 .13
2009	5.48	(0 .01)	0 .75	0 .74	–	–	–	6.22
2008	9.30	(0 .03)	(2 .86)	(2 .89)	–	(0 .93)	(0 .93)	5 .48
2007	8.43	(0 .05)	1 .65	1 .60	–	(0 .73)	(0 .73)	9 .30
2006	7.71	(0 .05)	0 .86	0 .81	–	(0 .09)	(0 .09)	8 .43
Institutional shares
2010	6.83	0 .05	1 .00	1 .05	(0 .03)	–	(0 .03)	7 .85
2009	6.01	0 .03	0 .83	0 .86	(0 .04)	–	(0 .04)	6 .83
2008	10 .05	0 .02	(3 .13)	(3 .11)	–	(0 .93)	(0 .93)	6 .01
2007	8.99	0 .02	1 .78	1 .80	(0 .01)	(0 .73)	(0 .74)	10 .05
2006	8.17	0 .01	0 .91	0 .92	(0 .01)	(0 .09)	(0 .10)	8 .99
R-1 shares
2010	6.58	(0 .02)	0 .96	0 .94	–	–	–	7.52
2009	5.80	(0 .02)	0 .80	0 .78	–	–	–	6.58
2008	9.81	(0 .05)	(3 .03)	(3 .08)	–	(0 .93)	(0 .93)	5 .80
2007	8.86	(0 .07)	1 .75	1 .68	–	(0 .73)	(0 .73)	9 .81
2006	8.11	(0 .06)	0 .90	0 .84	–	(0 .09)	(0 .09)	8 .86
R-2 shares
2010	6.38	(0 .01)	0 .94	0 .93	–	–	–	7.31
2009	5.62	(0 .01)	0 .77	0 .76	–	–	–	6.38
2008	9.52	(0 .04)	(2 .93)	(2 .97)	–	(0 .93)	(0 .93)	5 .62
2007	8.61	(0 .05)	1 .69	1 .64	–	(0 .73)	(0 .73)	9 .52
2006	7.87	(0 .05)	0 .88	0 .83	–	(0 .09)	(0 .09)	8 .61
R-3 shares
2010	6.49	–	0.96	0.96	–	–	–	7.45
2009	5.71	–	0.78	0.78	–	–	–	6.49
2008	9.65	(0 .03)	(2 .98)	(3 .01)	–	(0 .93)	(0 .93)	5 .71
2007	8.69	(0 .03)	1 .72	1 .69	–	(0 .73)	(0 .73)	9 .65
2006	7.94	(0 .04)	0 .88	0 .84	–	(0 .09)	(0 .09)	8 .69
R-4 shares
2010	6.63	0 .02	0 .97	0 .99	(0 .01)	–	(0 .01)	7 .61
2009	5.81	0 .01	0 .81	0 .82	–	–	–	6.63
2008	9.79	(0 .01)	(3 .04)	(3 .05)	–	(0 .93)	(0 .93)	5 .81
2007	8.80	(0 .02)	1 .74	1 .72	–	(0 .73)	(0 .73)	9 .79
2006	8.02	(0 .02)	0 .89	0 .87	–	(0 .09)	(0 .09)	8 .80
R-5 shares
2010	6.68	0 .03	0 .98	1 .01	(0 .02)	–	(0 .02)	7 .67
2009	5.87	0 .02	0 .81	0 .83	(0 .02)	–	(0 .02)	6 .68
2008	9.86	–	(3 .06)	(3 .06)	–	(0 .93)	(0 .93)	5 .87
2007	8.85	(0 .01)	1 .75	1 .74	–	(0 .73)	(0 .73)	9 .86
2006	8.05	(0 .01)	0 .90	0 .89	–	(0 .09)	(0 .09)	8 .85

See accompanying notes.

524

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

14.63%(c)	$26,662	1.57%(d)	1 .65%	(0 .03)%	70 .8%
13.50 (c)	23,413	1.73 (d)	1 .78	(0 .24)	140 .0
(34.44) (c)	19,225	1.59	–	(0 .41)	132 .4
20.52 (c)	30,363	1.75	–	(0 .59)	138 .3 (e)
10.56 (c)	13,866	1.75	1 .87	(0 .66)	143 .4

15.38	1,291,759	0.92 (d)	–	0 .62	70 .8
14.40	1,499,432	0.93 (d)	–	0 .56	140 .0
(34.03)	1,330,829	0.94	–	0 .22	132 .4
21.56	750,044	0.99	–	0 .19	138 .3 (e)
11.30	766,512	0.99	–	0 .11	143 .4

14.29	1,473	1.80 (d)	–	(0 .26)	70 .8
13.45	1,472	1.81 (d)	–	(0 .34)	140 .0
(34.60)	889	1.82	–	(0 .65)	132 .4
20.42	1,727	1.87	–	(0 .73)	138 .3 (e)
10.41	420	1.87	–	(0 .77)	143 .4

14.58	7,359	1.67 (d)	–	(0 .13)	70 .8
13.52	7,619	1.68 (d)	–	(0 .18)	140 .0
(34.50)	7,131	1.69	–	(0 .50)	132 .4
20.55	14,150	1.74	–	(0 .56)	138 .3 (e)
10.60	12,511	1.74	–	(0 .65)	143 .4

14.79	8,490	1.49 (d)	–	0 .05	70 .8
13.66	9,327	1.50 (d)	–	(0 .02)	140 .0
(34.43)	5,857	1.51	–	(0 .32)	132 .4
20.96	9,884	1.56	–	(0 .39)	138 .3 (e)
10.64	8,440	1.56	–	(0 .47)	143 .4

14.95	9,396	1.30 (d)	–	0 .24	70 .8
14.11	6,499	1.31 (d)	–	0 .19	140 .0
(34.34)	6,937	1.32	–	(0 .11)	132 .4
21.06	22,117	1.37	–	(0 .20)	138 .3 (e)
10.91	18,798	1.37	–	(0 .28)	143 .4

15.07	24,655	1.18 (d)	–	0 .36	70 .8
14.13	17,233	1.19 (d)	–	0 .30	140 .0
(34.19)	16,528	1.20	–	(0 .03)	132 .4
21.17	24,856	1.25	–	(0 .08)	138 .3 (e)
11.12	17,520	1.25	–	(0 .18)	143 .4

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager, Underwriter and/or custodian.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.
(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Partners LargeCap Growth Fund.

See accompanying footnotes.

525

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period (Loss)(a)		Investments	Operations	Income	Gains	Distributions of Period
LARGECAP S&P 500 INDEX FUND
Class J shares
2010	$7 .24	$0.11	$1 .02	$1 .13	($0 .10)	$–	($0 .10)	$8 .27
2009	6.79	0 .11	0 .47	0 .58	(0 .13)	–	(0 .13)	7 .24
2008	10 .95	0 .14	(4 .05)	(3 .91)	(0 .13)	(0 .12)	(0 .25)	6 .79
2007	9.76	0 .13	1 .19	1 .32	(0 .10)	(0 .03)	(0 .13)	10 .95
2006	8.56	0 .11	1 .21	1 .32	(0 .08)	(0 .04)	(0 .12)	9 .76
Institutional shares
2010	7.31	0 .15	1 .03	1 .18	(0 .14)	–	(0 .14)	8 .35
2009	6.87	0 .14	0 .48	0 .62	(0 .18)	–	(0 .18)	7 .31
2008	11 .08	0 .19	(4 .09)	(3 .90)	(0 .19)	(0 .12)	(0 .31)	6 .87
2007	9.88	0 .19	1 .21	1 .40	(0 .17)	(0 .03)	(0 .20)	11 .08
2006	8.67	0 .16	1 .23	1 .39	(0 .14)	(0 .04)	(0 .18)	9 .88
R-1 shares
2010	7.29	0 .08	1 .03	1 .11	(0 .09)	–	(0 .09)	8 .31
2009	6.81	0 .09	0 .49	0 .58	(0 .10)	–	(0 .10)	7 .29
2008	10 .99	0 .11	(4 .07)	(3 .96)	(0 .10)	(0 .12)	(0 .22)	6 .81
2007	9.80	0 .10	1 .20	1 .30	(0 .08)	(0 .03)	(0 .11)	10 .99
2006	8.61	0 .08	1 .21	1 .29	(0 .06)	(0 .04)	(0 .10)	9 .80
R-2 shares
2010	7.31	0 .09	1 .03	1 .12	(0 .09)	–	(0 .09)	8 .34
2009	6.84	0 .10	0 .48	0 .58	(0 .11)	–	(0 .11)	7 .31
2008	11 .03	0 .12	(4 .08)	(3 .96)	(0 .11)	(0 .12)	(0 .23)	6 .84
2007	9.84	0 .11	1 .20	1 .31	(0 .09)	(0 .03)	(0 .12)	11 .03
2006	8.63	0 .10	1 .22	1 .32	(0 .07)	(0 .04)	(0 .11)	9 .84
R-3 shares
2010	7.32	0 .11	1 .03	1 .14	(0 .11)	–	(0 .11)	8 .35
2009	6.85	0 .11	0 .49	0 .60	(0 .13)	–	(0 .13)	7 .32
2008	11 .06	0 .14	(4 .10)	(3 .96)	(0 .13)	(0 .12)	(0 .25)	6 .85
2007	9.86	0 .13	1 .21	1 .34	(0 .11)	(0 .03)	(0 .14)	11 .06
2006	8.66	0 .11	1 .22	1 .33	(0 .09)	(0 .04)	(0 .13)	9 .86
R-4 shares
2010	7.34	0 .12	1 .04	1 .16	(0 .12)	–	(0 .12)	8 .38
2009	6.89	0 .12	0 .48	0 .60	(0 .15)	–	(0 .15)	7 .34
2008	11 .11	0 .15	(4 .10)	(3 .95)	(0 .15)	(0 .12)	(0 .27)	6 .89
2007	9.91	0 .15	1 .21	1 .36	(0 .13)	(0 .03)	(0 .16)	11 .11
2006	8.69	0 .13	1 .23	1 .36	(0 .10)	(0 .04)	(0 .14)	9 .91
R-5 shares
2010	7.39	0 .13	1 .05	1 .18	(0 .13)	–	(0 .13)	8 .44
2009	6.93	0 .13	0 .49	0 .62	(0 .16)	–	(0 .16)	7 .39
2008	11 .17	0 .17	(4 .13)	(3 .96)	(0 .16)	(0 .12)	(0 .28)	6 .93
2007	9.96	0 .17	1 .21	1 .38	(0 .14)	(0 .03)	(0 .17)	11 .17
2006	8.74	0 .14	1 .24	1 .38	(0 .12)	(0 .04)	(0 .16)	9 .96

See accompanying notes.

526

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

15 .74%(c)	$317,882	0 .69%	0 .76%	1 .36%	8 .0%
8.95 (c)	260,397	0.76	0 .81	1 .72	7 .6
(36.51) (c)	247,433	0.69	–	1.54	8.2
13.73 (c)	423,409	0.75	–	1.24	5.6
15.48 (c)	371,614	0.82	–	1.16	3.7

16.27	1,343,467	0.18	0 .18	1 .87	8 .0
9.53	136,579	0.19	0 .25	2 .26	7 .6
(36.15)	112,221	0.16	–	2.05	8.2
14.42	87,900	0.15	–	1.79	5.6
16.22	30,128	0.15	–	1.74	3.7

15.32	16,843	1.04	–	1.02	8.0
8.71	12,677	1.04	–	1.35	7.6
(36.75)	7,825	1.04	–	1.19	8.2
13.43	13,456	1.03	–	0.94	5.6
15.07	7,086	1.03	–	0.88	3.7

15.47	47,540	0.91	–	1.15	8.0
8.82	47,447	0.91	–	1.55	7.6
(36.62)	41,405	0.91	–	1.32	8.2
13.52	70,976	0.90	–	1.10	5.6
15.41	70,430	0.90	–	1.08	3.7

15.61	115,162	0.73	–	1.34	8.0
9.13	136,863	0.73	–	1.72	7.6
(36.59)	118,216	0.73	–	1.49	8.2
13.80	181,330	0.72	–	1.27	5.6
15.45	129,817	0.72	–	1.25	3.7

15.88	106,514	0.54	–	1.51	8.0
9.18	83,855	0.54	–	1.90	7.6
(36.39)	67,528	0.54	–	1.67	8.2
13.94	63,469	0.53	–	1.45	5.6
15.85	40,489	0.53	–	1.41	3.7

16.03	190,814	0.42	–	1.63	8.0
9.31	173,787	0.42	–	2.02	7.6
(36.30)	139,495	0.42	–	1.81	8.2
14.11	250,112	0.41	–	1.59	5.6
15.89	213,092	0.41	–	1.56	3.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

527

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period (Loss)(a)		Investments	Operations	Income	Gains	Distributions of Period
LARGECAP VALUE FUND
Class J shares
2010	$7 .74	$0.08	$0 .97	$1 .05	($0 .11)	$–	($0 .11)	$8 .68
2009	7.83	0 .13	(0 .07)	0 .06	(0 .15)	–	(0 .15)	7 .74
2008	13 .37	0 .17	(4 .53)	(4 .36)	(0 .14)	(1 .04)	(1 .18)	7 .83
2007	12 .94	0 .16	0 .99	1 .15	(0 .12)	(0 .60)	(0 .72)	13 .37
2006	11 .19	0 .14	1 .95	2 .09	(0 .05)	(0 .29)	(0 .34)	12 .94
Institutional shares
2010	7.85	0 .13	0 .99	1 .12	(0 .16)	–	(0 .16)	8 .81
2009	7.95	0 .17	(0 .06)	0 .11	(0 .21)	–	(0 .21)	7 .85
2008	13 .56	0 .24	(4 .59)	(4 .35)	(0 .22)	(1 .04)	(1 .26)	7 .95
2007	13 .13	0 .25	1 .01	1 .26	(0 .23)	(0 .60)	(0 .83)	13 .56
2006	11 .36	0 .23	1 .98	2 .21	(0 .15)	(0 .29)	(0 .44)	13 .13
R-1 shares
2010	7.79	0 .06	0 .99	1 .05	(0 .12)	–	(0 .12)	8 .72
2009	7.88	0 .11	(0 .07)	0 .04	(0 .13)	–	(0 .13)	7 .79
2008	13 .44	0 .15	(4 .55)	(4 .40)	(0 .12)	(1 .04)	(1 .16)	7 .88
2007	13 .02	0 .13	1 .00	1 .13	(0 .11)	(0 .60)	(0 .71)	13 .44
2006	11 .27	0 .12	1 .97	2 .09	(0 .05)	(0 .29)	(0 .34)	13 .02
R-2 shares
2010	7.80	0 .07	0 .98	1 .05	(0 .11)	–	(0 .11)	8 .74
2009	7.88	0 .12	(0 .06)	0 .06	(0 .14)	–	(0 .14)	7 .80
2008	13 .45	0 .17	(4 .57)	(4 .40)	(0 .13)	(1 .04)	(1 .17)	7 .88
2007	13 .03	0 .16	0 .99	1 .15	(0 .13)	(0 .60)	(0 .73)	13 .45
2006	11 .28	0 .14	1 .96	2 .10	(0 .06)	(0 .29)	(0 .35)	13 .03
R-3 shares
2010	7.78	0 .09	0 .98	1 .07	(0 .13)	–	(0 .13)	8 .72
2009	7.87	0 .12	(0 .05)	0 .07	(0 .16)	–	(0 .16)	7 .78
2008	13 .44	0 .18	(4 .56)	(4 .38)	(0 .15)	(1 .04)	(1 .19)	7 .87
2007	13 .02	0 .17	1 .00	1 .17	(0 .15)	(0 .60)	(0 .75)	13 .44
2006	11 .26	0 .16	1 .97	2 .13	(0 .08)	(0 .29)	(0 .37)	13 .02
R-4 shares
2010	7.79	0 .10	0 .99	1 .09	(0 .14)	–	(0 .14)	8 .74
2009	7.89	0 .15	(0 .07)	0 .08	(0 .18)	–	(0 .18)	7 .79
2008	13 .46	0 .20	(4 .56)	(4 .36)	(0 .17)	(1 .04)	(1 .21)	7 .89
2007	13 .04	0 .20	1 .00	1 .20	(0 .18)	(0 .60)	(0 .78)	13 .46
2006	11 .28	0 .18	1 .97	2 .15	(0 .10)	(0 .29)	(0 .39)	13 .04
R-5 shares
2010	7.85	0 .12	0 .98	1 .10	(0 .14)	–	(0 .14)	8 .81
2009	7.95	0 .15	(0 .06)	0 .09	(0 .19)	–	(0 .19)	7 .85
2008	13 .55	0 .22	(4 .59)	(4 .37)	(0 .19)	(1 .04)	(1 .23)	7 .95
2007	13 .12	0 .21	1 .01	1 .22	(0 .19)	(0 .60)	(0 .79)	13 .55
2006	11 .35	0 .20	1 .98	2 .18	(0 .12)	(0 .29)	(0 .41)	13 .12

See accompanying notes.

528

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

13.67%(c)	$41,563	1.08%	1 .15%	0 .98%	192 .9%
0.93 (c)	37,302	1.19	1 .24	1 .80	170 .2
(35.55) (c)	38,836	1.09	–	1 .66	132 .1
9.32 (c)	60,957	1.11	–	1 .22	100 .3
19.11 (c)	50,418	1.21	–	1 .14	92 .8

14.45	950,085	0.46	–	1 .54	192 .9
1.69	571,990	0.47	–	2 .45	170 .2
(35.15)	392,068	0.45	–	2 .29	132 .1
10.04	467,050	0.44	–	1 .88	100 .3
19.99	354,854	0.45	–	1 .91	92 .8

13.51	1,300	1.32	–	0 .75	192 .9
0.70	1,420	1.33	–	1 .49	170 .2
(35.65)	647	1.33	–	1 .40	132 .1
9.04	1,010	1.32	–	1 .00	100 .3
18.91	692	1.33	–	0 .99	92 .8

13.56	3,191	1.19	–	0 .87	192 .9
0.94	3,025	1.20	–	1 .62	170 .2
(35.63)	1,735	1.20	–	1 .58	132 .1
9.18	3,608	1.19	–	1 .18	100 .3
19.05	4,962	1.20	–	1 .19	92 .8

13.86	3,466	1.01	–	1 .13	192 .9
1.10	5,783	1.02	–	1 .74	170 .2
(35.53)	1,969	1.02	–	1 .73	132 .1
9.39	3,258	1.01	–	1 .32	100 .3
19.39	2,910	1.02	–	1 .29	92 .8

14.09	2,289	0.82	–	1 .24	192 .9
1.23	2,009	0.83	–	2 .04	170 .2
(35.36)	1,438	0.83	–	1 .91	132 .1
9.60	1,928	0.82	–	1 .49	100 .3
19.57	1,278	0.83	–	1 .51	92 .8

14.16	5,627	0.70	–	1 .38	192 .9
1.31	7,054	0.71	–	2 .09	170 .2
(35.26)	3,015	0.71	–	2 .06	132 .1
9.75	9,482	0.70	–	1 .62	100 .3
19.69	9,450	0.71	–	1 .65	92 .8

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

529

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period (Loss)(a)		Investments Operations		Income	Gains	Distributions of Period
LARGECAP VALUE FUND I
Institutional shares
2010	$9 .12	$0.12	$0 .96	$1 .08	($0 .13)	$–	($0 .13)	$10.07
2009	8.77	0 .15	0 .39	0 .54	(0 .19)	–	(0 .19)	9 .12
2008	15 .02	0 .22	(5 .95)	(5 .73)	(0 .19)	(0 .33)	(0 .52)	8 .77
2007	13 .77	0 .20	1 .46	1 .66	(0 .13)	(0 .28)	(0 .41)	15 .02
2006	11 .80	0 .16	2 .04	2 .20	(0 .10)	(0 .13)	(0 .23)	13 .77
R-1 shares
2010	9.08	0 .04	0 .95	0 .99	(0 .07)	–	(0 .07)	10 .00
2009	8.70	0 .08	0 .39	0 .47	(0 .09)	–	(0 .09)	9 .08
2008	14 .90	0 .12	(5 .92)	(5 .80)	(0 .07)	(0 .33)	(0 .40)	8 .70
2007	13 .65	0 .07	1 .46	1 .53	–	(0 .28)	(0 .28)	14 .90
2006	11 .71	0 .03	2 .04	2 .07	–	(0 .13)	(0 .13)	13 .65
R-2 shares
2010	9.04	0 .06	0 .94	1 .00	(0 .06)	–	(0 .06)	9 .98
2009	8.68	0 .09	0 .38	0 .47	(0 .11)	–	(0 .11)	9 .04
2008	14 .86	0 .13	(5 .90)	(5 .77)	(0 .08)	(0 .33)	(0 .41)	8 .68
2007	13 .62	0 .09	1 .45	1 .54	(0 .02)	(0 .28)	(0 .30)	14 .86
2006	11 .69	0 .06	2 .01	2 .07	(0 .01)	(0 .13)	(0 .14)	13 .62
R-3 shares
2010	9.07	0 .07	0 .95	1 .02	(0 .09)	–	(0 .09)	10 .00
2009	8.71	0 .10	0 .39	0 .49	(0 .13)	–	(0 .13)	9 .07
2008	14 .91	0 .15	(5 .91)	(5 .76)	(0 .11)	(0 .33)	(0 .44)	8 .71
2007	13 .66	0 .12	1 .46	1 .58	(0 .05)	(0 .28)	(0 .33)	14 .91
2006	11 .72	0 .09	2 .01	2 .10	(0 .03)	(0 .13)	(0 .16)	13 .66
R-4 shares
2010	9.08	0 .09	0 .94	1 .03	(0 .10)	–	(0 .10)	10 .01
2009	8.73	0 .11	0 .40	0 .51	(0 .16)	–	(0 .16)	9 .08
2008	14 .95	0 .17	(5 .93)	(5 .76)	(0 .13)	(0 .33)	(0 .46)	8 .73
2007	13 .69	0 .14	1 .47	1 .61	(0 .07)	(0 .28)	(0 .35)	14 .95
2006	11 .74	0 .11	2 .02	2 .13	(0 .05)	(0 .13)	(0 .18)	13 .69
R-5 shares
2010	9.10	0 .10	0 .95	1 .05	(0 .10)	–	(0 .10)	10 .05
2009	8.74	0 .12	0 .40	0 .52	(0 .16)	–	(0 .16)	9 .10
2008	14 .98	0 .19	(5 .95)	(5 .76)	(0 .15)	(0 .33)	(0 .48)	8 .74
2007	13 .72	0 .16	1 .47	1 .63	(0 .09)	(0 .28)	(0 .37)	14 .98
2006	11 .77	0 .13	2 .02	2 .15	(0 .07)	(0 .13)	(0 .20)	13 .72

See accompanying notes.

530

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
		Ratio of Expenses	Investment Income
	Net Assets, End of	to Average Net	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Assets	Turnover Rate

11.89%	$2,235,141	0.77%(b)	1 .28%	73 .6%
6.56	1,245,238	0.79 (b)	1 .82	114 .5
(39.42)	874,193	0.79	1 .82	52 .1
12.33	1,003,450	0.79	1 .37	35 .8
18.85	563,868	0.80	1 .29	41 .3

10.89	5,335	1.64 (b)	0 .41	73 .6
5.59	4,784	1.66 (b)	0 .93	114 .5
(39.94)	3,370	1.67	0 .95	52 .1
11.45	5,520	1.67	0 .52	35 .8
17.78	4,691	1.68	0 .24	41 .3

11.04	4,021	1.51 (b)	0 .58	73 .6
5.64	5,336	1.53 (b)	1 .12	114 .5
(39.83)	4,848	1.54	1 .08	52 .1
11.54	6,886	1.54	0 .64	35 .8
17.78	5,462	1.55	0 .48	41 .3

11.27	5,526	1.33 (b)	0 .73	73 .6
5.85	5,509	1.35 (b)	1 .27	114 .5
(39.72)	4,422	1.36	1 .25	52 .1
11.79	7,005	1.36	0 .82	35 .8
18.04	5,338	1.37	0 .70	41 .3

11.38	4,096	1.14 (b)	0 .91	73 .6
6.11	3,486	1.16 (b)	1 .41	114 .5
(39.64)	2,386	1.17	1 .46	52 .1
12.05	2,571	1.17	0 .98	35 .8
18.32	1,271	1.18	0 .84	41 .3

11.60	6,332	1.02 (b)	1 .08	73 .6
6.29	9,613	1.04 (b)	1 .51	114 .5
(39.62)	5,745	1.05	1 .58	52 .1
12.15	9,406	1.05	1 .13	35 .8
18.42	6,758	1.06	1 .03	41 .3

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

531

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period (Loss)(a)		Investments	Operations	Income	Gains	Distributions of Period
LARGECAP VALUE FUND III
Class J shares
2010	$8 .55	$0.07	$1 .04	$1 .11	($0 .10)	$–	($0 .10)	$9 .56
2009	8.36	0 .11	0 .24	0 .35	(0 .16)	–	(0 .16)	8 .55
2008	15 .67	0 .23	(6 .40)	(6 .17)	(0 .20)	(0 .94)	(1 .14)	8 .36
2007	15 .38	0 .18	0 .96	1 .14	(0 .14)	(0 .71)	(0 .85)	15 .67
2006	13 .34	0 .15	2 .48	2 .63	(0 .08)	(0 .51)	(0 .59)	15 .38
Institutional shares
2010	8.67	0 .13	1 .05	1 .18	(0 .15)	–	(0 .15)	9 .70
2009	8.49	0 .16	0 .24	0 .40	(0 .22)	–	(0 .22)	8 .67
2008	15 .91	0 .29	(6 .48)	(6 .19)	(0 .29)	(0 .94)	(1 .23)	8 .49
2007	15 .61	0 .29	0 .97	1 .26	(0 .25)	(0 .71)	(0 .96)	15 .91
2006	13 .54	0 .25	2 .51	2 .76	(0 .18)	(0 .51)	(0 .69)	15 .61
R-1 shares
2010	8.61	0 .05	1 .05	1 .10	(0 .08)	–	(0 .08)	9 .63
2009	8.40	0 .09	0 .24	0 .33	(0 .12)	–	(0 .12)	8 .61
2008	15 .75	0 .19	(6 .43)	(6 .24)	(0 .17)	(0 .94)	(1 .11)	8 .40
2007	15 .46	0 .14	0 .97	1 .11	(0 .11)	(0 .71)	(0 .82)	15 .75
2006	13 .41	0 .11	2 .51	2 .62	(0 .06)	(0 .51)	(0 .57)	15 .46
R-2 shares
2010	8.58	0 .06	1 .04	1 .10	(0 .09)	–	(0 .09)	9 .59
2009	8.35	0 .10	0 .25	0 .35	(0 .12)	–	(0 .12)	8 .58
2008	15 .66	0 .21	(6 .40)	(6 .19)	(0 .18)	(0 .94)	(1 .12)	8 .35
2007	15 .38	0 .17	0 .95	1 .12	(0 .13)	(0 .71)	(0 .84)	15 .66
2006	13 .35	0 .14	2 .48	2 .62	(0 .08)	(0 .51)	(0 .59)	15 .38
R-3 shares
2010	8.86	0 .08	1 .07	1 .15	(0 .08)	–	(0 .08)	9 .93
2009	8.64	0 .12	0 .25	0 .37	(0 .15)	–	(0 .15)	8 .86
2008	16 .16	0 .24	(6 .62)	(6 .38)	(0 .20)	(0 .94)	(1 .14)	8 .64
2007	15 .84	0 .20	0 .98	1 .18	(0 .15)	(0 .71)	(0 .86)	16 .16
2006	13 .73	0 .17	2 .55	2 .72	(0 .10)	(0 .51)	(0 .61)	15 .84
R-4 shares
2010	8.63	0 .09	1 .05	1 .14	(0 .11)	–	(0 .11)	9 .66
2009	8.43	0 .13	0 .24	0 .37	(0 .17)	–	(0 .17)	8 .63
2008	15 .80	0 .26	(6 .46)	(6 .20)	(0 .23)	(0 .94)	(1 .17)	8 .43
2007	15 .51	0 .22	0 .97	1 .19	(0 .19)	(0 .71)	(0 .90)	15 .80
2006	13 .46	0 .19	2 .50	2 .69	(0 .13)	(0 .51)	(0 .64)	15 .51
R-5 shares
2010	8.68	0 .10	1 .05	1 .15	(0 .12)	–	(0 .12)	9 .71
2009	8.47	0 .14	0 .25	0 .39	(0 .18)	–	(0 .18)	8 .68
2008	15 .88	0 .27	(6 .49)	(6 .22)	(0 .25)	(0 .94)	(1 .19)	8 .47
2007	15 .58	0 .24	0 .98	1 .22	(0 .21)	(0 .71)	(0 .92)	15 .88
2006	13 .51	0 .21	2 .52	2 .73	(0 .15)	(0 .51)	(0 .66)	15 .58

See accompanying notes.

532

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income	Portfolio
	Period (in	to Average Net	Average Net	to Average Net	Turnover
Total Return	thousands)	Assets	Assets(b)	Assets	Rate

13.04%(c)	$67,982	1.38%	1 .45%	0 .78%	80 .6%
4.39 (c)	64,656	1.43	1 .48	1 .41	98 .7
(42.26) (c)	66,714	1.34	–	1 .89	55 .3
7.62 (c)	132,320	1.40	–	1 .16	29 .2
20.37 (c)	104,621	1.47	–	1 .03	20 .7

13.73	1,601,614	0.77 (d)	–	1 .39	80 .6
5.12	1,688,856	0.78 (d)	–	2 .04	98 .7
(41.96)	1,592,265	0.77	–	2 .44	55 .3
8.33	2,156,908	0.76	–	1 .82	29 .2
21.18	2,028,156	0.77	–	1 .73	20 .7

12.79	4,179	1.65 (d)	–	0 .50	80 .6
4.17	4,470	1.66 (d)	–	1 .19	98 .7
(42.45)	4,834	1.65	–	1 .57	55 .3
7.36	8,782	1.64	–	0 .90	29 .2
20.17	5,896	1.65	–	0 .78	20 .7

12.83	15,933	1.52 (d)	–	0 .64	80 .6
4.36	19,786	1.53 (d)	–	1 .35	98 .7
(42.36)	25,923	1.52	–	1 .72	55 .3
7.48	63,577	1.51	–	1 .07	29 .2
20.27	61,713	1.52	–	0 .99	20 .7

13.05	23,390	1.34 (d)	–	0 .83	80 .6
4.48	34,970	1.35 (d)	–	1 .55	98 .7
(42.26)	60,137	1.34	–	1 .90	55 .3
7.69	139,292	1.33	–	1 .24	29 .2
20.49	93,399	1.34	–	1 .15	20 .7

13.32	13,028	1.15 (d)	–	1 .02	80 .6
4.71	20,289	1.16 (d)	–	1 .70	98 .7
(42.16)	23,519	1.15	–	2 .12	55 .3
7.90	59,964	1.14	–	1 .40	29 .2
20.69	42,774	1.15	–	1 .34	20 .7

13.38	22,321	1.03 (d)	–	1 .13	80 .6
4.92	32,818	1.04 (d)	–	1 .81	98 .7
(42.13)	47,854	1.03	–	2 .21	55 .3
8.06	136,082	1.02	–	1 .54	29 .2
20.91	116,652	1.03	–	1 .46	20 .7

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

533

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income		Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
MIDCAP BLEND FUND
Class J shares
2010	$10 .13	$0 .08	$2 .45	$2 .53	($0 .03)	$–	($0 .03)	$12.63
2009	9.28	–	1.37	1.37	–	(0 .52)	(0 .52)	10 .13
2008	15.60	(0 .03)	(4 .81)	(4 .84)	–	(1 .48)	(1 .48)	9 .28
2007	14.58	(0 .03)	2 .47	2 .44	–	(1 .42)	(1 .42)	15 .60
2006	13.52	(0 .01)	1 .78	1 .77	–	(0 .71)	(0 .71)	14 .58
Institutional shares
2010	10.56	0 .15	2 .56	2 .71	(0 .09)	–	(0 .09)	13 .18
2009	9.59	0 .06	1 .43	1 .49	–	(0 .52)	(0 .52)	10 .56
2008	15.99	0 .04	(4 .96)	(4 .92)	–	(1 .48)	(1 .48)	9 .59
2007	14.92	0 .04	2 .53	2 .57	(0 .08)	(1 .42)	(1 .50)	15 .99
2006	13.79	0 .09	1 .83	1 .92	(0 .08)	(0 .71)	(0 .79)	14 .92
R-1 shares
2010	10.17	0 .05	2 .45	2 .50	(0 .02)	–	(0 .02)	12 .65
2009	9.34	(0 .03)	1 .38	1 .35	–	(0 .52)	(0 .52)	10 .17
2008	15.73	(0 .07)	(4 .84)	(4 .91)	–	(1 .48)	(1 .48)	9 .34
2007	14.73	(0 .07)	2 .49	2 .42	–	(1 .42)	(1 .42)	15 .73
2006	13.68	(0 .04)	1 .80	1 .76	–	(0 .71)	(0 .71)	14 .73
R-2 shares
2010	10.21	0 .07	2 .46	2 .53	(0 .03)	–	(0 .03)	12 .71
2009	9.36	(0 .02)	1 .39	1 .37	–	(0 .52)	(0 .52)	10 .21
2008	15.74	(0 .05)	(4 .85)	(4 .90)	–	(1 .48)	(1 .48)	9 .36
2007	14.71	(0 .05)	2 .50	2 .45	–	(1 .42)	(1 .42)	15 .74
2006	13.64	(0 .01)	1 .79	1 .78	–	(0 .71)	(0 .71)	14 .71
R-3 shares
2010	10.38	0 .08	2 .51	2 .59	(0 .04)	–	(0 .04)	12 .93
2009	9.48	–	1.42	1.42	–	(0 .52)	(0 .52)	10 .38
2008	15.91	(0 .03)	(4 .92)	(4 .95)	–	(1 .48)	(1 .48)	9 .48
2007	14.83	(0 .03)	2 .53	2 .50	–	(1 .42)	(1 .42)	15 .91
2006	13.72	0 .01	1 .81	1 .82	–	(0 .71)	(0 .71)	14 .83
R-4 shares
2010	10.59	0 .10	2 .57	2 .67	(0 .05)	–	(0 .05)	13 .21
2009	9.65	0 .02	1 .44	1 .46	–	(0 .52)	(0 .52)	10 .59
2008	16.13	–	(5 .00)	(5 .00)	–	(1 .48)	(1 .48)	9 .65
2007	15.02	–	2 .56	2 .56	(0 .03)	(1 .42)	(1 .45)	16 .13
2006	13.90	0 .03	1 .82	1 .85	(0 .02)	(0 .71)	(0 .73)	15 .02
R-5 shares
2010	10.50	0 .11	2 .55	2 .66	(0 .07)	–	(0 .07)	13 .09
2009	9.56	0 .03	1 .43	1 .46	–	(0 .52)	(0 .52)	10 .50
2008	15.98	0 .02	(4 .96)	(4 .94)	–	(1 .48)	(1 .48)	9 .56
2007	14.90	0 .02	2 .52	2 .54	(0 .04)	(1 .42)	(1 .46)	15 .98
2006	13.78	0 .06	1 .81	1 .87	(0 .04)	(0 .71)	(0 .75)	14 .90

See accompanying notes.

534

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

25 .02%(c)	$174,254	1 .22%	1 .29%	0 .70%	26 .7%
16.33 (c)	143,192	1.30	1 .35	(0 .06)	12 .9
(34.09) (c)	128,240	1.22	–	(0 .21)	26 .8
18.00 (c)	212,869	1.28	–	(0 .23)	30 .6
13.54 (c)	157,731	1.35	–	(0 .07)	43 .4

25.78	392,309	0.66	0 .66	1 .22	26 .7
17.09	423,084	0.69	0 .70	0 .60	12 .9
(33.73)	28,740	0.65	–	0 .30	26 .8
18.64	1,378	0.64	–	0 .23	30 .6
14.43	13	0.64	–	0 .65	43 .4

24.64	2,261	1.52	–	0 .40	26 .7
15.99	1,879	1.53	–	(0 .33)	12 .9
(34.27)	954	1.53	–	(0 .53)	26 .8
17.66	1,323	1.52	–	(0 .49)	30 .6
13.30	467	1.52	–	(0 .26)	43 .4

24.81	5,421	1.39	–	0 .56	26 .7
16.18	4,048	1.40	–	(0 .19)	12 .9
(34.18)	2,552	1.40	–	(0 .40)	26 .8
17.90	3,312	1.39	–	(0 .34)	30 .6
13.49	2,631	1.39	–	(0 .10)	43 .4

25.01	18,958	1.21	–	0 .72	26 .7
16.51	11,000	1.22	–	(0 .01)	12 .9
(34.12)	7,650	1.22	–	(0 .21)	26 .8
18.12	10,101	1.21	–	(0 .17)	30 .6
13.72	6,374	1.21	–	0 .07	43 .4

25.32	9,201	1.02	–	0 .86	26 .7
16.65	8,038	1.03	–	0 .19	12 .9
(33.95)	4,998	1.03	–	(0 .03)	26 .8
18.29	6,618	1.02	–	0 .03	30 .6
13.80	5,352	1.02	–	0 .23	43 .4

25.42	36,636	0.90	–	0 .96	26 .7
16.82	15,132	0.91	–	0 .31	12 .9
(33.89)	10,606	0.91	–	0 .12	26 .8
18.39	26,379	0.90	–	0 .15	30 .6
14.06	20,033	0.90	–	0 .42	43 .4

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

535

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Distributions	Total
	Value,	Investment and Unrealized Total From			from	Dividends Net Asset
	Beginning	Income	Gain (Loss) on Investment Realized			and	Value, End
	of Period	(Loss)(a)	Investments Operations		Gains	Distributions of Period		Total Return
MIDCAP GROWTH FUND
Class J shares
2010	$5 .12	($0 .05)	$1 .42	$1 .37	$–	$–	$6.49	26 .76%(c)
2009	5.04	(0 .05)	0 .13	0 .08	–	–	5 .12	1 .59 (c)
2008	8.33	(0 .05)	(2 .67)	(2 .72)	(0 .57)	(0 .57)	5.04	(35 .11) (c)
2007	6.32	(0 .06)	2 .07	2 .01	–	–	8.33	31 .80 (c)
2006	5.95	(0 .06)	0 .43	0 .37	–	–	6 .32	6 .22 (c)
Institutional shares
2010	5.56	(0 .02)	1 .56	1 .54	–	–	7 .10	27 .72
2009	5.43	(0 .01)	0 .14	0 .13	–	–	5 .56	2 .39
2008	8.87	–	(2 .87)	(2 .87)	(0 .57)	(0 .57)	5 .43	(34 .65)
2007	6.68	–	2.19	2.19	–	–	8 .87	32 .78
2006	6.24	(0 .01)	0 .45	0 .44	–	–	6 .68	7 .05
R-1 shares
2010	5.31	(0 .07)	1 .49	1 .42	–	–	6 .73	26 .74
2009	5.24	(0 .06)	0 .13	0 .07	–	–	5 .31	1 .34
2008	8.64	(0 .06)	(2 .77)	(2 .83)	(0 .57)	(0 .57)	5.24	(35 .13)
2007	6.56	(0 .07)	2 .15	2 .08	–	–	8 .64	31 .71
2006	6.18	(0 .07)	0 .45	0 .38	–	–	6 .56	6 .15
R-2 shares
2010	5.46	(0 .06)	1 .52	1 .46	–	–	6 .92	26 .74
2009	5.38	(0 .05)	0 .13	0 .08	–	–	5 .46	1 .49
2008	8.84	(0 .06)	(2 .83)	(2 .89)	(0 .57)	(0 .57)	5.38	(35 .01)
2007	6.71	(0 .06)	2 .19	2 .13	–	–	8 .84	31 .74
2006	6.32	(0 .06)	0 .45	0 .39	–	–	6 .71	6 .17
R-3 shares
2010	5.57	(0 .05)	1 .55	1 .50	–	–	7 .07	26 .93
2009	5.47	(0 .05)	0 .15	0 .10	–	–	5 .57	1 .83
2008	8.96	(0 .04)	(2 .88)	(2 .92)	(0 .57)	(0 .57)	5.47	(34 .86)
2007	6.79	(0 .05)	2 .22	2 .17	–	–	8 .96	31 .96
2006	6.38	(0 .05)	0 .46	0 .41	–	–	6 .79	6 .43
R-4 shares
2010	5.65	(0 .04)	1 .58	1 .54	–	–	7 .19	27 .26
2009	5.54	(0 .03)	0 .14	0 .11	–	–	5 .65	1 .99
2008	9.07	(0 .03)	(2 .93)	(2 .96)	(0 .57)	(0 .57)	5.54	(34 .88)
2007	6.85	(0 .03)	2 .25	2 .22	–	–	9 .07	32 .41
2006	6.43	(0 .04)	0 .46	0 .42	–	–	6 .85	6 .53
R-5 shares
2010	5.72	(0 .04)	1 .61	1 .57	–	–	7 .29	27 .45
2009	5.60	(0 .03)	0 .15	0 .12	–	–	5 .72	2 .14
2008	9.15	(0 .02)	(2 .96)	(2 .98)	(0 .57)	(0 .57)	5.60	(34 .79)
2007	6.91	(0 .03)	2 .27	2 .24	–	–	9 .15	32 .42
2006	6.47	(0 .03)	0 .47	0 .44	–	–	6 .91	6 .80

See accompanying notes.

536

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

		Ratio of Gross	Ratio of Net
Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income	Portfolio
Period (in	to Average Net	Average Net	to Average Net	Turnover
thousands)	Assets	Assets(b)	Assets	Rate

$22,826	1.35%	1.42%	(0 .91)%	214 .7%
19,435	1.49	1.54	(1 .08)	227 .2
20,448	1.42	–	(0 .72)	161 .7
28,144	1.44	–	(0 .85)	153 .9
20,359	1.48	–	(0 .98)	146 .1

34,798	0.70	0.75	(0 .25)	214 .7
34,450	0.70	0.77	(0 .29)	227 .2
19,287	0.71	–	(0 .01)	161 .7
9,799	0.65	–	(0 .05)	153 .9
3,945	0.65	–	(0 .18)	146 .1

1,158	1.56	–	(1 .12)	214 .7
1,109	1.55	–	(1 .15)	227 .2
658	1.59	–	(0 .88)	161 .7
272	1.53	–	(0 .95)	153 .9
120	1.53	–	(1 .05)	146 .1

3,152	1.43	–	(0 .99)	214 .7
2,390	1.42	–	(1 .02)	227 .2
625	1.46	–	(0 .74)	161 .7
731	1.40	–	(0 .81)	153 .9
1,992	1.40	–	(0 .90)	146 .1

7,430	1.25	–	(0 .75)	214 .7
10,722	1.24	–	(0 .86)	227 .2
1,699	1.28	–	(0 .57)	161 .7
1,582	1.22	–	(0 .61)	153 .9
1,821	1.22	–	(0 .72)	146 .1

8,584	1.06	–	(0 .62)	214 .7
6,889	1.05	–	(0 .64)	227 .2
4,010	1.09	–	(0 .40)	161 .7
428	1.03	–	(0 .44)	153 .9
347	1.03	–	(0 .55)	146 .1

33,306	0.94	–	(0 .55)	214 .7
8,446	0.93	–	(0 .52)	227 .2
2,561	0.97	–	(0 .24)	161 .7
4,651	0.91	–	(0 .34)	153 .9
1,410	0.91	–	(0 .42)	146 .1

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

537

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Distributions	Total
	Value,	Investment and Unrealized Total From			from	Dividends Net Asset
	Beginning	Income	Gain (Loss) on Investment Realized			and	Value, End
	of Period	(Loss)(a)	Investments Operations		Gains	Distributions of Period		Total Return
MIDCAP GROWTH FUND III
Class J shares
2010	$6 .90	($0 .07)	$1 .99	$1 .92	$–	$–	$8.82	27 .83%(c)
2009	5.94	(0 .06)	1 .02	0 .96	–	–	6.90	16 .16 (c)
2008	11 .50	(0 .09)	(4 .70)	(4 .79)	(0 .77)	(0 .77)	5 .94	(44 .57) (c)
2007	9.08	(0 .11)	2 .81	2 .70	(0 .28)	(0 .28)	11.50	30 .49 (c)
2006	8.43	(0 .09)	0 .81	0 .72	(0 .07)	(0 .07)	9.08	8 .51 (c)
Institutional shares
2010	7.44	(0 .01)	2 .14	2 .13	–	–	9 .57	28 .63
2009	6.37	(0 .01)	1 .08	1 .07	–	–	7 .44	16 .80
2008	12 .21	(0 .03)	(5 .04)	(5 .07)	(0 .77)	(0 .77)	6 .37	(44 .26)
2007	9.56	(0 .04)	2 .97	2 .93	(0 .28)	(0 .28)	12.21	31 .39
2006	8.80	(0 .02)	0 .85	0 .83	(0 .07)	(0 .07)	9.56	9 .41
R-1 shares
2010	7.11	(0 .08)	2 .04	1 .96	–	–	9 .07	27 .57
2009	6.13	(0 .07)	1 .05	0 .98	–	–	7 .11	15 .99
2008	11 .88	(0 .11)	(4 .87)	(4 .98)	(0 .77)	(0 .77)	6 .13	(44 .75)
2007	9.39	(0 .13)	2 .90	2 .77	(0 .28)	(0 .28)	11.88	30 .22
2006	8.72	(0 .11)	0 .85	0 .74	(0 .07)	(0 .07)	9.39	8 .46
R-2 shares
2010	7.21	(0 .07)	2 .07	2 .00	–	–	9 .21	27 .74
2009	6.21	(0 .06)	1 .06	1 .00	–	–	7 .21	16 .10
2008	12 .01	(0 .10)	(4 .93)	(5 .03)	(0 .77)	(0 .77)	6 .21	(44 .68)
2007	9.47	(0 .12)	2 .94	2 .82	(0 .28)	(0 .28)	12.01	30 .50
2006	8.78	(0 .09)	0 .85	0 .76	(0 .07)	(0 .07)	9.47	8 .63
R-3 shares
2010	7.45	(0 .06)	2 .14	2 .08	–	–	9 .53	27 .92
2009	6.41	(0 .05)	1 .09	1 .04	–	–	7 .45	16 .22
2008	12 .35	(0 .09)	(5 .08)	(5 .17)	(0 .77)	(0 .77)	6 .41	(44 .58)
2007	9.72	(0 .10)	3 .01	2 .91	(0 .28)	(0 .28)	12.35	30 .65
2006	8.99	(0 .08)	0 .88	0 .80	(0 .07)	(0 .07)	9.72	8 .87
R-4 shares
2010	7.47	(0 .04)	2 .14	2 .10	–	–	9 .57	28 .11
2009	6.42	(0 .03)	1 .08	1 .05	–	–	7 .47	16 .36
2008	12 .34	(0 .07)	(5 .08)	(5 .15)	(0 .77)	(0 .77)	6 .42	(44 .45)
2007	9.69	(0 .09)	3 .02	2 .93	(0 .28)	(0 .28)	12.34	30 .96
2006	8.95	(0 .08)	0 .89	0 .81	(0 .07)	(0 .07)	9.69	9 .03
R-5 shares
2010	7.58	(0 .04)	2 .19	2 .15	–	–	9 .73	28 .36
2009	6.51	(0 .03)	1 .10	1 .07	–	–	7 .58	16 .44
2008	12 .49	(0 .06)	(5 .15)	(5 .21)	(0 .77)	(0 .77)	6 .51	(44 .39)
2007	9.79	(0 .07)	3 .05	2 .98	(0 .28)	(0 .28)	12.49	31 .16
2006	9.04	(0 .05)	0 .87	0 .82	(0 .07)	(0 .07)	9.79	9 .05

See accompanying notes.

538

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
	Ratio of Expenses	Ratio of Gross	Investment Income
Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

$30,949	1.65%	1 .74%	(0 .83)%	98 .1%
24,700	1.78	1 .84	(0 .95)	126 .2
20,178	1.67	–	(0 .99)	167 .3
38,498	1.72	–	(1 .13)	144 .9
27,963	1.78	1 .78	(1 .02)	145 .8

1,206,656	0.96 (d)	–	(0 .14)	98 .1
1,000,791	0.98 (d)	–	(0 .16)	126 .2
423,812	1.00	–	(0 .32)	167 .3
536,957	1.00	–	(0 .42)	144 .9
324,293	1.00	–	(0 .22)	145 .8

5,095	1.84 (d)	–	(1 .01)	98 .1
4,498	1.86 (d)	–	(1 .04)	126 .2
775	1.88	–	(1 .21)	167 .3
871	1.88	–	(1 .30)	144 .9
528	1.88	–	(1 .18)	145 .8

11,680	1.71 (d)	–	(0 .88)	98 .1
10,939	1.73 (d)	–	(0 .90)	126 .2
7,120	1.75	–	(1 .06)	167 .3
14,941	1.75	–	(1 .16)	144 .9
11,823	1.75	–	(0 .98)	145 .8

38,227	1.53 (d)	–	(0 .70)	98 .1
31,998	1.55 (d)	–	(0 .72)	126 .2
23,848	1.57	–	(0 .89)	167 .3
32,810	1.57	–	(0 .98)	144 .9
29,290	1.57	–	(0 .85)	145 .8

32,907	1.34 (d)	–	(0 .51)	98 .1
27,501	1.36 (d)	–	(0 .53)	126 .2
17,117	1.38	–	(0 .70)	167 .3
27,327	1.38	–	(0 .80)	144 .9
17,680	1.38	–	0 .77	145 .8

22,341	1.22 (d)	–	(0 .41)	98 .1
14,817	1.24 (d)	–	(0 .41)	126 .2
9,461	1.26	–	(0 .57)	167 .3
20,495	1.26	–	(0 .67)	144 .9
27,099	1.26	–	(0 .48)	145 .8

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

539

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
MIDCAP S&P 400 INDEX FUND
Class J shares
2010	$10 .17	$0.07	$2 .62	$2 .69	($0 .07)	$–	($0 .07)	$12.79
2009	9.41	0 .06	1 .34	1 .40	(0 .09)	(0 .55)	(0 .64)	10 .17
2008	16.02	0 .11	(5 .62)	(5 .51)	(0 .09)	(1 .01)	(1 .10)	9 .41
2007	14.32	0 .11	2 .13	2 .24	(0 .07)	(0 .47)	(0 .54)	16 .02
2006	13.29	0 .08	1 .53	1 .61	(0 .03)	(0 .55)	(0 .58)	14 .32
Institutional shares
2010	10.36	0 .14	2 .67	2 .81	(0 .13)	–	(0 .13)	13 .04
2009	9.59	0 .13	1 .35	1 .48	(0 .16)	(0 .55)	(0 .71)	10 .36
2008	16.31	0 .19	(5 .72)	(5 .53)	(0 .18)	(1 .01)	(1 .19)	9 .59
2007	14.59	0 .20	2 .18	2 .38	(0 .19)	(0 .47)	(0 .66)	16 .31
2006	13.54	0 .17	1 .57	1 .74	(0 .14)	(0 .55)	(0 .69)	14 .59
R-1 shares
2010	10.31	0 .04	2 .65	2 .69	(0 .06)	–	(0 .06)	12 .94
2009	9.50	0 .05	1 .37	1 .42	(0 .06)	(0 .55)	(0 .61)	10 .31
2008	16.18	0 .07	(5 .68)	(5 .61)	(0 .06)	(1 .01)	(1 .07)	9 .50
2007	14.47	0 .07	2 .16	2 .23	(0 .05)	(0 .47)	(0 .52)	16 .18
2006	13.44	0 .06	1 .54	1 .60	(0 .02)	(0 .55)	(0 .57)	14 .47
R-2 shares
2010	10.47	0 .06	2 .70	2 .76	(0 .07)	–	(0 .07)	13 .16
2009	9.64	0 .07	1 .38	1 .45	(0 .07)	(0 .55)	(0 .62)	10 .47
2008	16.39	0 .09	(5 .75)	(5 .66)	(0 .08)	(1 .01)	(1 .09)	9 .64
2007	14.66	0 .10	2 .17	2 .27	(0 .07)	(0 .47)	(0 .54)	16 .39
2006	13.59	0 .08	1 .58	1 .66	(0 .04)	(0 .55)	(0 .59)	14 .66
R-3 shares
2010	10.49	0 .08	2 .71	2 .79	(0 .09)	–	(0 .09)	13 .19
2009	9.68	0 .08	1 .38	1 .46	(0 .10)	(0 .55)	(0 .65)	10 .49
2008	16.45	0 .12	(5 .78)	(5 .66)	(0 .10)	(1 .01)	(1 .11)	9 .68
2007	14.71	0 .12	2 .19	2 .31	(0 .10)	(0 .47)	(0 .57)	16 .45
2006	13.64	0 .10	1 .59	1 .69	(0 .07)	(0 .55)	(0 .62)	14 .71
R-4 shares
2010	10.51	0 .10	2 .70	2 .80	(0 .10)	–	(0 .10)	13 .21
2009	9.70	0 .10	1 .39	1 .49	(0 .13)	(0 .55)	(0 .68)	10 .51
2008	16.49	0 .14	(5 .79)	(5 .65)	(0 .13)	(1 .01)	(1 .14)	9 .70
2007	14.74	0 .15	2 .20	2 .35	(0 .13)	(0 .47)	(0 .60)	16 .49
2006	13.67	0 .13	1 .58	1 .71	(0 .09)	(0 .55)	(0 .64)	14 .74
R-5 shares
2010	10.55	0 .12	2 .72	2 .84	(0 .11)	–	(0 .11)	13 .28
2009	9.74	0 .11	1 .38	1 .49	(0 .13)	(0 .55)	(0 .68)	10 .55
2008	16.55	0 .16	(5 .81)	(5 .65)	(0 .15)	(1 .01)	(1 .16)	9 .74
2007	14.79	0 .17	2 .21	2 .38	(0 .15)	(0 .47)	(0 .62)	16 .55
2006	13.72	0 .15	1 .58	1 .73	(0 .11)	(0 .55)	(0 .66)	14 .79

See accompanying notes.

540

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

26.57%(c)	$41,637	0.82%	0 .89%	0 .59%	17 .5%
16.72 (c)	30,980	0.93	0 .98	0 .72	32 .9
(36.80) (c)	24,690	0.79	–	0 .79	33 .0
16.13 (c)	42,497	0.83	–	0 .71	36 .1
12.44 (c)	34,547	0.91	–	0 .54	31 .7

27.35	90,574	0.20	0 .35	1 .19	17 .5
17.57	50,551	0.19	0 .42	1 .43	32 .9
(36.40)	32,043	0.17	–	1 .41	33 .0
16.87	32,135	0.15	–	1 .29	36 .1
13.27	12,591	0.15	–	1 .22	31 .7

26.17	8,529	1.05	–	0 .36	17 .5
16.71	6,267	1.05	–	0 .56	32 .9
(37.01)	3,900	1.05	–	0 .53	33 .0
15.86	5,940	1.03	–	0 .43	36 .1
12.23	2,468	1.03	–	0 .40	31 .7

26.43	22,947	0.92	–	0 .49	17 .5
16.76	18,523	0.92	–	0 .73	32 .9
(36.88)	15,114	0.92	–	0 .67	33 .0
15.93	26,702	0.90	–	0 .65	36 .1
12.53	24,315	0.90	–	0 .55	31 .7

26.68	49,027	0.74	–	0 .68	17 .5
16.94	39,053	0.74	–	0 .90	32 .9
(36.75)	29,043	0.74	–	0 .85	33 .0
16.17	44,430	0.72	–	0 .80	36 .1
12.68	31,387	0.72	–	0 .72	31 .7

26.82	37,573	0.55	–	0 .86	17 .5
17.28	25,880	0.55	–	1 .07	32 .9
(36.67)	16,573	0.55	–	1 .04	33 .0
16.44	16,038	0.53	–	0 .98	36 .1
12.87	10,981	0.53	–	0 .90	31 .7

27.11	89,087	0.43	–	0 .98	17 .5
(17.28)	74,072	0.43	–	1 .18	32 .9
(36.58)	44,422	0.43	–	1 .16	33 .0
16.59	68,439	0.41	–	1 .11	36 .1
12.96	49,931	0.41	–	1 .04	31 .7

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

541

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
MIDCAP VALUE FUND I
Class J shares
2010	$9 .63	$0 .07	$2 .42	$2 .49	($0 .06)	$–	($0 .06)	$12.06
2009(d)	6.24	0 .01	3 .38	3 .39	–	–	–	9.63
Institutional shares
2010	9.69	0 .14	2 .44	2 .58	(0 .10)	–	(0 .10)	12 .17
2009	8.56	0 .09	1 .16	1 .25	(0 .12)	–	(0 .12)	9 .69
2008	14 .96	0 .13	(4 .84)	(4 .71)	(0 .10)	(1 .59)	(1 .69)	8 .56
2007	14 .22	0 .11	1 .40	1 .51	(0 .09)	(0 .68)	(0 .77)	14 .96
2006	13 .34	0 .09	1 .96	2 .05	(0 .05)	(1 .12)	(1 .17)	14 .22
R-1 shares
2010	9.53	0 .05	2 .40	2 .45	(0 .04)	–	(0 .04)	11 .94
2009	8.40	0 .02	1 .15	1 .17	(0 .04)	–	(0 .04)	9 .53
2008	14 .72	0 .02	(4 .75)	(4 .73)	–	(1 .59)	(1 .59)	8 .40
2007	14 .04	(0 .02)	1 .38	1 .36	–	(0 .68)	(0 .68)	14 .72
2006	13 .24	(0 .03)	1 .95	1 .92	–	(1 .12)	(1 .12)	14 .04
R-2 shares
2010	9.54	0 .06	2 .39	2 .45	(0 .05)	–	(0 .05)	11 .94
2009	8.41	0 .03	1 .16	1 .19	(0 .06)	–	(0 .06)	9 .54
2008	14 .73	0 .04	(4 .76)	(4 .72)	(0 .01)	(1 .59)	(1 .60)	8 .41
2007	14 .03	–	1.38	1.38	–	(0 .68)	(0 .68)	14 .73
2006	13 .21	(0 .01)	1 .95	1 .94	–	(1 .12)	(1 .12)	14 .03
R-3 shares
2010	9.61	0 .08	2 .41	2 .49	(0 .06)	–	(0 .06)	12 .04
2009	8.46	0 .04	1 .17	1 .21	(0 .06)	–	(0 .06)	9 .61
2008	14 .82	0 .06	(4 .80)	(4 .74)	(0 .03)	(1 .59)	(1 .62)	8 .46
2007	14 .09	0 .03	1 .39	1 .42	(0 .01)	(0 .68)	(0 .69)	14 .82
2006	13 .24	0 .01	1 .96	1 .97	–	(1 .12)	(1 .12)	14 .09
R-4 shares
2010	9.63	0 .10	2 .42	2 .52	(0 .07)	–	(0 .07)	12 .08
2009	8.50	0 .06	1 .16	1 .22	(0 .09)	–	(0 .09)	9 .63
2008	14 .86	0 .08	(4 .80)	(4 .72)	(0 .05)	(1 .59)	(1 .64)	8 .50
2007	14 .13	0 .05	1 .39	1 .44	(0 .03)	(0 .68)	(0 .71)	14 .86
2006	13 .27	0 .03	1 .96	1 .99	(0 .01)	(1 .12)	(1 .13)	14 .13
R-5 shares
2010	9.66	0 .11	2 .43	2 .54	(0 .08)	–	(0 .08)	12 .12
2009	8.53	0 .07	1 .16	1 .23	(0 .10)	–	(0 .10)	9 .66
2008	14 .91	0 .09	(4 .81)	(4 .72)	(0 .07)	(1 .59)	(1 .66)	8 .53
2007	14 .17	0 .08	1 .39	1 .47	(0 .05)	(0 .68)	(0 .73)	14 .91
2006	13 .30	0 .05	1 .96	2 .01	(0 .02)	(1 .12)	(1 .14)	14 .17

See accompanying notes.

542

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

25.96%(c)	$55,107	1.64%	1 .73%	0 .64%	83 .6%
54 .33 (c),(e)	46,250	1.66 (f)	1 .89 (f)	0 .21 (f)	95 .7 (f)

26.78	1,269,331	0.98 (g)	–	1 .30	83 .6
15.00	1,010,989	1.00 (g)	–	1 .11	95 .7
(35.25)	624,473	1.00	–	1 .06	88 .9
10.95	942,226	0.99	–	0 .77	81 .8
16.44	729,727	1.00	–	0 .68	52 .4

25.75	7,222	1.85 (g)	–	0 .43	83 .6
14.02	5,741	1.86 (g)	–	0 .22	95 .7
(35.80)	3,050	1.88	–	0 .17	88 .9
9.94	4,008	1.87	–	(0 .12)	81 .8
15.43	2,189	1.88	–	(0 .25)	52 .4

25.77	19,875	1.72 (g)	–	0 .56	83 .6
14.29	15,242	1.73 (g)	–	0 .30	95 .7
(35.73)	5,188	1.75	–	0 .31	88 .9
10.09	6,485	1.74	–	0 .02	81 .8
15.62	4,132	1.75	–	(0 .11)	52 .4

26.02	34,752	1.54 (g)	–	0 .76	83 .6
14.48	34,211	1.55 (g)	–	0 .47	95 .7
(35.68)	11,990	1.57	–	0 .48	88 .9
10.32	18,303	1.56	–	0 .19	81 .8
15.84	11,180	1.57	–	0 .07	52 .4

26.32	28,066	1.35 (g)	–	0 .93	83 .6
14.59	19,074	1.36 (g)	–	0 .71	95 .7
(35.45)	9,391	1.38	–	0 .67	88 .9
10.51	8,738	1.37	–	0 .37	81 .8
15.94	4,938	1.38	–	0 .24	52 .4

26.44	31,022	1.23 (g)	–	1 .04	83 .6
14.67	27,117	1.24 (g)	–	0 .79	95 .7
(35.39)	10,966	1.26	–	0 .79	88 .9
10.69	15,984	1.25	–	0 .51	81 .8
16.11	10,085	1.26	–	0 .38	52 .4

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Period from March 2, 2009, date operations commenced, through October 31, 2009.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

543

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period (Loss)(a)		Investments Operations		Income	Gains	Distributions of Period
MIDCAP VALUE FUND III
Class J shares
2010	$9 .18	$0.11	$2 .11	$2 .22	($0 .13)	$–	($0 .13)	$11.27
2009	8.28	0 .13	0 .90	1 .03	(0 .13)	–	(0 .13)	9 .18
2008	14 .56	0 .12	(5 .19)	(5 .07)	(0 .07)	(1 .14)	(1 .21)	8 .28
2007	14 .19	0 .07	1 .20	1 .27	(0 .08)	(0 .82)	(0 .90)	14 .56
2006	14 .26	0 .10	1 .96	2 .06	(0 .05)	(2 .08)	(2 .13)	14 .19
Institutional shares
2010	9.62	0 .17	2 .24	2 .41	(0 .18)	–	(0 .18)	11 .85
2009	8.68	0 .15	0 .99	1 .14	(0 .20)	–	(0 .20)	9 .62
2008	15 .21	0 .19	(5 .43)	(5 .24)	(0 .15)	(1 .14)	(1 .29)	8 .68
2007	14 .79	0 .17	1 .25	1 .42	(0 .18)	(0 .82)	(1 .00)	15 .21
2006	14 .79	0 .20	2 .03	2 .23	(0 .15)	(2 .08)	(2 .23)	14 .79
R-1 shares
2010	9.26	0 .08	2 .12	2 .20	(0 .12)	–	(0 .12)	11 .34
2009	8.33	0 .10	0 .93	1 .03	(0 .10)	–	(0 .10)	9 .26
2008	14 .66	0 .09	(5 .24)	(5 .15)	(0 .04)	(1 .14)	(1 .18)	8 .33
2007	14 .28	0 .03	1 .22	1 .25	(0 .05)	(0 .82)	(0 .87)	14 .66
2006	14 .34	0 .07	1 .98	2 .05	(0 .03)	(2 .08)	(2 .11)	14 .28
R-2 shares
2010	9.31	0 .09	2 .15	2 .24	(0 .13)	–	(0 .13)	11 .42
2009	8.38	0 .11	0 .93	1 .04	(0 .11)	–	(0 .11)	9 .31
2008	14 .72	0 .10	(5 .25)	(5 .15)	(0 .05)	(1 .14)	(1 .19)	8 .38
2007	14 .34	0 .05	1 .22	1 .27	(0 .07)	(0 .82)	(0 .89)	14 .72
2006	14 .40	0 .08	1 .99	2 .07	(0 .05)	(2 .08)	(2 .13)	14 .34
R-3 shares
2010	9.28	0 .11	2 .14	2 .25	(0 .14)	–	(0 .14)	11 .39
2009	8.36	0 .13	0 .92	1 .05	(0 .13)	–	(0 .13)	9 .28
2008	14 .69	0 .12	(5 .23)	(5 .11)	(0 .08)	(1 .14)	(1 .22)	8 .36
2007	14 .31	0 .08	1 .22	1 .30	(0 .10)	(0 .82)	(0 .92)	14 .69
2006	14 .39	0 .11	1 .96	2 .07	(0 .07)	(2 .08)	(2 .15)	14 .31
R-4 shares
2010	9.18	0 .13	2 .12	2 .25	(0 .14)	–	(0 .14)	11 .29
2009	8.28	0 .15	0 .91	1 .06	(0 .16)	–	(0 .16)	9 .18
2008	14 .57	0 .14	(5 .19)	(5 .05)	(0 .10)	(1 .14)	(1 .24)	8 .28
2007	14 .21	0 .11	1 .20	1 .31	(0 .13)	(0 .82)	(0 .95)	14 .57
2006	14 .30	0 .12	1 .97	2 .09	(0 .10)	(2 .08)	(2 .18)	14 .21
R-5 shares
2010	9.25	0 .15	2 .12	2 .27	(0 .16)	–	(0 .16)	11 .36
2009	8.36	0 .15	0 .92	1 .07	(0 .18)	–	(0 .18)	9 .25
2008	14 .69	0 .15	(5 .22)	(5 .07)	(0 .12)	(1 .14)	(1 .26)	8 .36
2007	14 .31	0 .12	1 .22	1 .34	(0 .14)	(0 .82)	(0 .96)	14 .69
2006	14 .38	0 .15	1 .97	2 .12	(0 .11)	(2 .08)	(2 .19)	14 .31

See accompanying notes.

544

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

24.36%(c)	$82,140	1.24%	1 .31%	1 .05%	92 .4%
12.82 (c)	72,371	1.30	1 .35	1 .57	111 .4
(37.77) (c)	71,496	1.22	–	1 .05	86 .0
9.24 (c)	137,723	1.29	–	0 .48	99 .9
16.12 (c)	129,753	1.34	–	0 .71	102 .8

25.32	183	0.70	10 .72	1 .58	92 .4
13.58	116	0.70	51 .56	1 .61	111 .4
(37.43)	6	0.68	–	1 .60	86 .0
9.97	10	0.65	–	1 .18	99 .9
16.83	5,893	0.65	–	1 .40	102 .8

23.90	520	1.56	–	0 .73	92 .4
12.67	435	1.55	–	1 .25	111 .4
(38.02)	273	1.56	–	0 .75	86 .0
9.03	277	1.53	–	0 .22	99 .9
15.93	93	1.53	–	0 .50	102 .8

24.22	1,455	1.43	–	0 .88	92 .4
12.64	1,325	1.42	–	1 .39	111 .4
(37.85)	970	1.43	–	0 .84	86 .0
9.12	1,602	1.40	–	0 .36	99 .9
15.99	1,112	1.40	–	0 .59	102 .8

24.38	1,758	1.25	–	1 .03	92 .4
12.88	1,244	1.24	–	1 .64	111 .4
(37.75)	1,317	1.25	–	1 .02	86 .0
9.37	2,365	1.22	–	0 .53	99 .9
16.08	786	1.22	–	0 .80	102 .8

24.66	1,252	1.06	–	1 .24	92 .4
13.17	1,368	1.05	–	1 .90	111 .4
(37.67)	1,719	1.06	–	1 .22	86 .0
9.50	2,358	1.03	–	0 .74	99 .9
16.33	1,357	1.03	–	0 .88	102 .8

24.74	6,425	0.94	–	1 .39	92 .4
13.22	9,344	0.93	–	1 .83	111 .4
(37.56)	5,430	0.94	–	1 .33	86 .0
9.71	5,367	0.91	–	0 .84	99 .9
16.51	1,430	0.91	–	1 .13	102 .8

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

545

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net		Dividends	Total
	Value,	Investment	Total From	from Net	Dividends	Net Asset		Net Assets, End of
	Beginning Income Investment Investment				and	Value, End		Period (in
	of Period (Loss)(a) Operations			Income Distributions of Period			Total Return	thousands)
MONEY MARKET FUND
Class J shares
2010	$1 .00	$–	$–	$–	$–	$1 .00	0.00%(c)	$310,250
2009	1.00	–	–	–	–	1 .00	0.33 (c)	346,703
2008	1 .00	0 .03	0 .03	(0 .03)	(0 .03)	1 .00	2 .67 (c)	355,746
2007	1 .00	0 .04	0 .04	(0 .04)	(0 .04)	1 .00	4 .46 (c)	186,246
2006	1 .00	0 .04	0 .04	(0 .04)	(0 .04)	1 .00	3 .82 (c)	157,486
Institutional shares
2010	1.00	–	–	–	–	1 .00	0.00	202,082
2009	1 .00	0 .01	0 .01	(0 .01)	(0 .01)	1 .00	0 .59	231,887
2008	1 .00	0 .03	0 .03	(0 .03)	(0 .03)	1 .00	3 .17	276,963
2007	1 .00	0 .05	0 .05	(0 .05)	(0 .05)	1 .00	5 .09	216,988
2006	1 .00	0 .04	0 .04	(0 .04)	(0 .04)	1 .00	4 .55	26,403
R-1 shares
2010	1.00	–	–	–	–	1 .00	0.00	9,818
2009	1.00	–	–	–	–	1 .00	0.20	10,048
2008	1 .00	0 .02	0 .02	(0 .02)	(0 .02)	1 .00	2 .26	11,194
2007	1 .00	0 .04	0 .04	(0 .04)	(0 .04)	1 .00	4 .20	3,568
2006	1 .00	0 .04	0 .04	(0 .04)	(0 .04)	1 .00	3 .64	1,578
R-2 shares
2010	1.00	–	–	–	–	1 .00	0.00	25,705
2009	1.00	–	–	–	–	1 .00	0.24	24,008
2008	1 .00	0 .02	0 .02	(0 .02)	(0 .02)	1 .00	2 .40	32,085
2007	1 .00	0 .04	0 .04	(0 .04)	(0 .04)	1 .00	4 .32	14,987
2006	1 .00	0 .04	0 .04	(0 .04)	(0 .04)	1 .00	3 .77	9,517
R-3 shares
2010	1.00	–	–	–	–	1 .00	0.00	56,225
2009	1.00	–	–	–	–	1 .00	0.29	68,340
2008	1 .00	0 .03	0 .03	(0 .03)	(0 .03)	1 .00	2 .58	85,636
2007	1 .00	0 .04	0 .04	(0 .04)	(0 .04)	1 .00	4 .54	22,245
2006	1 .00	0 .04	0 .04	(0 .04)	(0 .04)	1 .00	3 .96	15,280
R-4 shares
2010	1.00	–	–	–	–	1 .00	0.00	22,874
2009	1.00	–	–	–	–	1 .00	0.36	26,260
2008	1 .00	0 .03	0 .03	(0 .03)	(0 .03)	1 .00	2 .78	30,868
2007	1 .00	0 .05	0 .05	(0 .05)	(0 .05)	1 .00	4 .72	13,941
2006	1 .00	0 .04	0 .04	(0 .04)	(0 .04)	1 .00	4 .16	6,614
R-5 shares
2010	1.00	–	–	–	–	1 .00	0.00	135,169
2009	1.00	–	–	–	–	1 .00	0.41	148,260
2008	1 .00	0 .03	0 .03	(0 .03)	(0 .03)	1 .00	2 .90	158,425
2007	1 .00	0 .05	0 .05	(0 .05)	(0 .05)	1 .00	4 .83	86,072
2006	1 .00	0 .04	0 .04	(0 .04)	(0 .04)	1 .00	4 .28	41,532

See accompanying notes.

546

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS,INC.

		Ratio of Net
Ratio of Expenses	Ratio of Gross	Investment Income
to Average Net	Expenses to Average	to Average Net
Assets	Net Assets(b)	Assets

0.35%	0.85%	0.00%
0 .69	0.92	0.32
0 .87	–	2.51
0 .98	–	4.37
1 .11	1.11	3.76

0 .35	0.42	0.00
0 .43	0.44	0.63
0 .39	–	3.07
0 .39	–	4.96
0 .40	–	4.11

0 .35	1.28	0.00
0 .81	1.31	0.20
1 .27	–	2.00
1 .27	–	4.07
1 .28	–	3.30

0 .35	1.15	0.00
0 .80	1.18	0.28
1 .14	–	2.23
1 .14	–	4.21
1 .15	–	3.66

0 .35	0.97	0.00
0 .74	1.00	0.29
0 .96	–	2.29
0 .96	–	4.39
0 .97	–	3.96

0 .35	0.78	0.00
0 .67	0.81	0.38
0 .77	–	2.55
0 .77	–	4.59
0 .78	–	4.23

0 .35	0.66	0.00
0 .60	0.69	0.40
0 .65	–	2.63
0 .65	–	4.70
0 .66	–	4.25

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

547

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset		Net Realized		Dividends Distributions		Total
	Value,	Net	and Unrealized Total From		from Net	from	Dividends	Net Asset
	Beginning of Investment Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	Income (Loss) Investments		Operations	Income	Gains	Distributions of Period
PRINCIPAL CAPITAL APPRECIATION FUND
Institutional shares
2010	$32 .93	$0.67(a)	$4 .56	$5 .23	($0 .31)	($0 .22)	($0 .53)	$37.63
2009	31.12	0 .32(a)	3 .37	3 .69	(0 .36)	(1 .52)	(1 .88)	32 .93
2008	49.92	0 .39(a)	(15 .60)	(15 .21)	(0 .38)	(3 .21)	(3 .59)	31 .12
2007	43.56	0 .46(a)	7 .20	7 .66	(0 .31)	(0 .99)	(1 .30)	49 .92
2006	39.39	0 .32	5 .07	5 .39	(0 .25)	(0 .97)	(1 .22)	43 .56
R-1 shares
2010(b)	35.15	0 .05(a)	2 .22	2 .27	–	–	–	37 .42
R-2 shares
2010(b)	35.15	0 .53(a)	1 .76	2 .29	–	–	–	37 .44
R-3 shares
2010(b)	35.15	0 .02(a)	2 .32	2 .34	–	–	–	37 .49
R-4 shares
2010(b)	35.15	0 .11(a)	2 .27	2 .38	–	–	–	37 .53
R-5 shares
2010(b)	35.15	0 .15(a)	2 .27	2 .42	–	–	–	37 .57

See accompanying notes.

548

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
	Net Assets, End of	Ratio of Expenses	Ratio of Gross	Investment Income	Portfolio
	Period (in	to Average Net	Expenses to	to Average Net	Turnover
Total Return	thousands)	Assets	Average Net Assets	Assets	Rate

16.02%	$578,458	0.58%	0 .58%	1 .89%	15 .3%
13.12	409,987	0.59	–	1 .12	23 .8
(32.67)	408,256	0.51	–	0.95	9.7
17.99	746,996	0.49	–	0 .99	17 .6
13.88	826,593	0.53	–	0 .76	15 .0

6.46 (c)	245	1.47 (d)	–	0 .21 (d)	15 .3 (d)

6.51 (c)	82	1.34 (d)	–	2 .28 (d)	15 .3 (d)

6.66 (c)	1,084	1.16 (d)	–	0 .07 (d)	15 .3 (d)

6.77 (c)	2,816	0.97 (d)	–	0 .46 (d)	15 .3 (d)

6.88 (c)	11,504	0.85 (d)	–	0 .64 (d)	15 .3 (d)

(a)	Calculated based on average shares outstanding during the period.
(b)	Period from March 1, 2010, date operations commenced, through October 31, 2010.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.

See accompanying footnotes.

549

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period (Loss)(a)		Investments Operations		Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2010 FUND
Class J shares
2010	$9 .81	$0.25	$1 .32	$1 .57	($0 .28)	$–	($0 .28)	$11.10
2009	9.17	0 .24	1 .00	1 .24	(0 .30)	(0 .30)	(0 .60)	9 .81
2008	14 .11	0 .45	(4 .74)	(4 .29)	(0 .42)	(0 .23)	(0 .65)	9 .17
2007	13 .17	0 .36	0 .99	1 .35	(0 .34)	(0 .07)	(0 .41)	14 .11
2006	12 .07	0 .33	1 .08	1 .41	(0 .23)	(0 .08)	(0 .31)	13 .17
Institutional shares
2010	9.86	0 .29	1 .33	1 .62	(0 .32)	–	(0 .32)	11 .16
2009	9.22	0 .27	1 .02	1 .29	(0 .35)	(0 .30)	(0 .65)	9 .86
2008	14 .21	0 .49	(4 .76)	(4 .27)	(0 .49)	(0 .23)	(0 .72)	9 .22
2007	13 .27	0 .42	1 .01	1 .43	(0 .42)	(0 .07)	(0 .49)	14 .21
2006	12 .15	0 .41	1 .09	1 .50	(0 .30)	(0 .08)	(0 .38)	13 .27
R-1 shares
2010	9.77	0 .20	1 .31	1 .51	(0 .25)	–	(0 .25)	11 .03
2009	9.14	0 .19	1 .02	1 .21	(0 .28)	(0 .30)	(0 .58)	9 .77
2008	14 .08	0 .35	(4 .69)	(4 .34)	(0 .37)	(0 .23)	(0 .60)	9 .14
2007	13 .15	0 .30	1 .00	1 .30	(0 .30)	(0 .07)	(0 .37)	14 .08
2006	12 .05	0 .29	1 .08	1 .37	(0 .19)	(0 .08)	(0 .27)	13 .15
R-2 shares
2010	9.75	0 .22	1 .30	1 .52	(0 .25)	–	(0 .25)	11 .02
2009	9.10	0 .21	1 .01	1 .22	(0 .27)	(0 .30)	(0 .57)	9 .75
2008	14 .02	0 .40	(4 .70)	(4 .30)	(0 .39)	(0 .23)	(0 .62)	9 .10
2007	13 .10	0 .32	0 .99	1 .31	(0 .32)	(0 .07)	(0 .39)	14 .02
2006	12 .00	0 .30	1 .09	1 .39	(0 .21)	(0 .08)	(0 .29)	13 .10
R-3 shares
2010	9.76	0 .23	1 .31	1 .54	(0 .27)	–	(0 .27)	11 .03
2009	9.13	0 .22	1 .01	1 .23	(0 .30)	(0 .30)	(0 .60)	9 .76
2008	14 .07	0 .41	(4 .71)	(4 .30)	(0 .41)	(0 .23)	(0 .64)	9 .13
2007	13 .14	0 .34	1 .00	1 .34	(0 .34)	(0 .07)	(0 .41)	14 .07
2006	12 .04	0 .33	1 .08	1 .41	(0 .23)	(0 .08)	(0 .31)	13 .14
R-4 shares
2010	9.79	0 .25	1 .32	1 .57	(0 .29)	–	(0 .29)	11 .07
2009	9.16	0 .23	1 .01	1 .24	(0 .31)	(0 .30)	(0 .61)	9 .79
2008	14 .10	0 .44	(4 .71)	(4 .27)	(0 .44)	(0 .23)	(0 .67)	9 .16
2007	13 .17	0 .37	0 .99	1 .36	(0 .36)	(0 .07)	(0 .43)	14 .10
2006	12 .07	0 .36	1 .07	1 .43	(0 .25)	(0 .08)	(0 .33)	13 .17
R-5 shares
2010	9.81	0 .28	1 .31	1 .59	(0 .30)	–	(0 .30)	11 .10
2009	9.18	0 .25	1 .00	1 .25	(0 .32)	(0 .30)	(0 .62)	9 .81
2008	14 .13	0 .45	(4 .72)	(4 .27)	(0 .45)	(0 .23)	(0 .68)	9 .18
2007	13 .20	0 .38	1 .00	1 .38	(0 .38)	(0 .07)	(0 .45)	14 .13
2006	12 .09	0 .37	1 .09	1 .46	(0 .27)	(0 .08)	(0 .35)	13 .20

See accompanying notes.

550

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

16 .29%(d)	$206,407	0 .48%	0 .55%	2 .40%	36 .2%
14.75 (d)	190,177	0.57	0 .62	2 .77	28 .4
(31.75) (d)	185,729	0.58	–	3 .76	12 .7
10.51 (d)	286,278	0.64	–	2 .68	14 .7
11.88 (d)	191,674	0.69	0 .69	2 .66	16 .6

16.79	1,130,797	0.04	–	2 .83	36 .2
15.40	1,025,862	0.10	–	3 .13	28 .4
(31.52)	846,470	0.13	–	4 .11	12 .7
11.07	1,116,351	0.12	–	3 .13	14 .7
12.64	668,274	0.12	–	3 .24	16 .6

15.66	24,103	0.92	–	1 .96	36 .2
14.39	22,134	0.97	–	2 .22	28 .4
(32.07)	16,907	1.01	–	2 .93	12 .7
10.10	14,507	1.00	–	2 .20	14 .7
11.58	6,230	1.00	–	2 .35	16 .6

15.84	42,654	0.79	–	2 .13	36 .2
14.57	41,310	0.84	–	2 .43	28 .4
(31.97)	37,240	0.88	–	3 .39	12 .7
10.21	53,760	0.87	–	2 .39	14 .7
11.77	36,680	0.87	–	2 .43	16 .6

16.09	96,491	0.61	–	2 .29	36 .2
14.69	93,186	0.66	–	2 .60	28 .4
(31.88)	75,999	0.70	–	3 .48	12 .7
10.45	87,602	0.69	–	2 .53	14 .7
11.94	50,488	0.69	–	2 .63	16 .6

16.34	80,377	0.42	–	2 .45	36 .2
14.88	70,260	0.47	–	2 .65	28 .4
(31.67)	47,919	0.51	–	3 .66	12 .7
10.64	59,244	0.50	–	2 .71	14 .7
12.12	26,768	0.50	–	2 .87	16 .6

16.52	145,309	0.30	–	2 .72	36 .2
14.99	166,419	0.35	–	2 .90	28 .4
(31.60)	140,387	0.39	–	3 .75	12 .7
10.76	152,317	0.38	–	2 .83	14 .7
12.31	81,573	0.38	–	2 .97	16 .6

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Underwriter.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

551

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment and Unrealized Total From from Net				Dividends Net Asset
	Beginning	Income Gain (Loss) on Investment Investment				and	Value, End
	of Period (Loss)(a)		Investments Operations		Income	Distributions of Period		Total Return
PRINCIPAL LIFETIME 2015 FUND
Institutional shares
2010	$8 .48	$0 .20	$1 .23	$1 .43	($0 .20)	($0 .20)	$9 .71	17 .17%
2009	7 .52	0 .12	0 .98	1 .10	(0 .14)	(0 .14)	8 .48	15 .03
2008(d)	10 .00	0 .11	(2 .59)	(2 .48)	–	–	7.52	(24 .80) (e)
R-1 shares
2010	8 .34	0 .12	1 .22	1 .34	(0 .16)	(0 .16)	9 .52	16 .21
2009	7 .44	0 .08	0 .95	1 .03	(0 .13)	(0 .13)	8 .34	14 .07
2008(d)	10 .00	0 .05	(2 .61)	(2 .56)	–	–	7.44	(25 .60) (e)
R-2 shares
2010	8 .35	0 .14	1 .22	1 .36	(0 .17)	(0 .17)	9 .54	16 .44
2009	7 .45	0 .10	0 .93	1 .03	(0 .13)	(0 .13)	8 .35	14 .16
2008(d)	10 .00	0 .07	(2 .62)	(2 .55)	–	–	7.45	(25 .50) (e)
R-3 shares
2010	8 .37	0 .15	1 .22	1 .37	(0 .17)	(0 .17)	9 .57	16 .58
2009	7 .46	0 .12	0 .92	1 .04	(0 .13)	(0 .13)	8 .37	14 .27
2008(d)	10 .00	0 .07	(2 .61)	(2 .54)	–	–	7.46	(25 .40) (e)
R-4 shares
2010	8 .40	0 .17	1 .22	1 .39	(0 .18)	(0 .18)	9 .61	16 .80
2009	7 .47	0 .12	0 .95	1 .07	(0 .14)	(0 .14)	8 .40	14 .60
2008(d)	10 .00	0 .08	(2 .61)	(2 .53)	–	–	7.47	(25 .30) (e)
R-5 shares
2010	8 .41	0 .19	1 .22	1 .41	(0 .19)	(0 .19)	9 .63	16 .99
2009	7 .47	0 .14	0 .94	1 .08	(0 .14)	(0 .14)	8 .41	14 .73
2008(d)	10 .00	0 .09	(2 .62)	(2 .53)	–	–	7.47	(25 .30) (e)

See accompanying notes.

552

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS,INC.

		Ratio of Net
	Ratio of Expenses	Investment Income
Net Assets, End of	to Average Net	to Average Net	Portfolio
Period (in thousands)	Assets(b)	Assets	Turnover Rate

$362,671	0.05%(c)	2.23%	32 .0%
225,418	0.10 (c)	1.56	9 .1
28,190	0.17 (c),(f)	1.79 (f)	50 .1 (f)

13,567	0.92 (c)	1.41	32 .0
8,570	0.96 (c)	1.04	9 .1
1,798	1.05 (c),(f)	0.92 (f)	50 .1 (f)

11,681	0.79 (c)	1.58	32 .0
7,304	0.83 (c)	1.36	9 .1
1,358	0.92 (c),(f)	1.14 (f)	50 .1 (f)

38,096	0.61 (c)	1.73	32 .0
21,602	0.65 (c)	1.55	9 .1
7,835	0.74 (c),(f)	1.27 (f)	50 .1 (f)

42,226	0.42 (c)	1.88	32 .0
28,026	0.46 (c)	1.54	9 .1
5,653	0.55 (c),(f)	1.37 (f)	50 .1 (f)

33,843	0.30 (c)	2.09	32 .0
23,592	0.34 (c)	1.88	9 .1
8,400	0.43 (c),(f)	1.50 (f)	50 .1 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from February 29, 2008, date operations commenced, through October 31, 2008.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying footnotes.

553

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period (Loss)(a)		Investments Operations		Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2020 FUND
Class J shares
2010	$9 .99	$0.21	$1 .46	$1 .67	($0 .25)	$–	($0 .25)	$11.41
2009	9.27	0 .22	1 .09	1 .31	(0 .23)	(0 .36)	(0 .59)	9 .99
2008	15 .02	0 .40	(5 .48)	(5 .08)	(0 .38)	(0 .29)	(0 .67)	9 .27
2007	13 .64	0 .31	1 .49	1 .80	(0 .33)	(0 .09)	(0 .42)	15 .02
2006	12 .24	0 .28	1 .46	1 .74	(0 .24)	(0 .10)	(0 .34)	13 .64
Institutional shares
2010	10 .04	0 .26	1 .47	1 .73	(0 .29)	–	(0 .29)	11 .48
2009	9.32	0 .25	1 .12	1 .37	(0 .29)	(0 .36)	(0 .65)	10 .04
2008	15 .12	0 .44	(5 .49)	(5 .05)	(0 .46)	(0 .29)	(0 .75)	9 .32
2007	13 .73	0 .38	1 .51	1 .89	(0 .41)	(0 .09)	(0 .50)	15 .12
2006	12 .32	0 .36	1 .47	1 .83	(0 .32)	(0 .10)	(0 .42)	13 .73
R-1 shares
2010	9.96	0 .16	1 .46	1 .62	(0 .22)	–	(0 .22)	11 .36
2009	9.25	0 .17	1 .11	1 .28	(0 .21)	(0 .36)	(0 .57)	9 .96
2008	15 .00	0 .31	(5 .44)	(5 .13)	(0 .33)	(0 .29)	(0 .62)	9 .25
2007	13 .62	0 .23	1 .53	1 .76	(0 .29)	(0 .09)	(0 .38)	15 .00
2006	12 .23	0 .21	1 .49	1 .70	(0 .21)	(0 .10)	(0 .31)	13 .62
R-2 shares
2010	9.93	0 .18	1 .44	1 .62	(0 .22)	–	(0 .22)	11 .33
2009	9.20	0 .19	1 .10	1 .29	(0 .20)	(0 .36)	(0 .56)	9 .93
2008	14 .93	0 .35	(5 .44)	(5 .09)	(0 .35)	(0 .29)	(0 .64)	9 .20
2007	13 .56	0 .28	1 .49	1 .77	(0 .31)	(0 .09)	(0 .40)	14 .93
2006	12 .18	0 .25	1 .45	1 .70	(0 .22)	(0 .10)	(0 .32)	13 .56
R-3 shares
2010	9.96	0 .20	1 .44	1 .64	(0 .24)	–	(0 .24)	11 .36
2009	9.24	0 .20	1 .11	1 .31	(0 .23)	(0 .36)	(0 .59)	9 .96
2008	14 .99	0 .37	(5 .45)	(5 .08)	(0 .38)	(0 .29)	(0 .67)	9 .24
2007	13 .61	0 .29	1 .51	1 .80	(0 .33)	(0 .09)	(0 .42)	14 .99
2006	12 .22	0 .27	1 .47	1 .74	(0 .25)	(0 .10)	(0 .35)	13 .61
R-4 shares
2010	9.98	0 .21	1 .46	1 .67	(0 .26)	–	(0 .26)	11 .39
2009	9.26	0 .21	1 .12	1 .33	(0 .25)	(0 .36)	(0 .61)	9 .98
2008	15 .02	0 .38	(5 .45)	(5 .07)	(0 .40)	(0 .29)	(0 .69)	9 .26
2007	13 .64	0 .31	1 .52	1 .83	(0 .36)	(0 .09)	(0 .45)	15 .02
2006	12 .24	0 .30	1 .47	1 .77	(0 .27)	(0 .10)	(0 .37)	13 .64
R-5 shares
2010	10 .00	0 .24	1 .45	1 .69	(0 .27)	–	(0 .27)	11 .42
2009	9.28	0 .23	1 .11	1 .34	(0 .26)	(0 .36)	(0 .62)	10 .00
2008	15 .05	0 .40	(5 .46)	(5 .06)	(0 .42)	(0 .29)	(0 .71)	9 .28
2007	13 .67	0 .32	1 .52	1 .84	(0 .37)	(0 .09)	(0 .46)	15 .05
2006	12 .27	0 .30	1 .49	1 .79	(0 .29)	(0 .10)	(0 .39)	13 .67

See accompanying notes.

554

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

16 .92%(d)	$552,609	0 .49%	0 .55%	1 .97%	32 .0%
15.51 (d)	465,050	0.58	0 .63	2 .54	15 .7
(35.27) (d)	412,169	0.59	–	3.21	7 .1
13.50 (d)	579,671	0.64	–	2 .22	15 .1
14.55 (d)	356,350	0.69	0 .69	2 .21	7 .4

17.51	3,146,852	0.04	–	2 .40	32 .0
16.13	2,628,327	0.09	–	2 .88	15 .7
(35.03)	1,904,751	0.12	–	3.52	7 .1
14.14	2,266,328	0.12	–	2 .65	15 .1
15.23	1,243,217	0.12	–	2.78	7 .4

16.43	58,931	0.92	–	1 .56	32 .0
15.05	50,924	0.97	–	1 .98	15 .7
(35.55)	35,642	1.00	–	2.51	7 .1
13.16	35,530	1.00	–	1 .64	15 .1
14.15	14,417	1.00	–	1.61	7 .4

16.54	107,791	0.79	–	1 .70	32 .0
15.34	94,161	0.84	–	2 .19	15 .7
(35.51)	78,445	0.87	–	2.84	7 .1
13.29	107,765	0.87	–	2 .02	15 .1
14.28	71,913	0.87	–	1.92	7 .4

16.70	234,218	0.61	–	1 .91	32 .0
15.53	212,779	0.66	–	2 .33	15 .7
(35.38)	159,254	0.69	–	2.95	7 .1
13.53	175,110	0.69	–	2 .09	15 .1
14.52	93,449	0.69	–	2.06	7 .4

16.97	216,623	0.42	–	2 .00	32 .0
15.73	167,470	0.47	–	2 .41	15 .7
(35.25)	110,340	0.50	–	3.06	7 .1
13.71	121,196	0.50	–	2 .21	15 .1
14.79	53,209	0.50	–	2.33	7 .4

17.14	365,913	0.30	–	2 .25	32 .0
15.84	356,589	0.35	–	2 .63	15 .7
(35.16)	267,795	0.38	–	3.24	7 .1
13.83	299,458	0.38	–	2 .26	15 .1
14.91	129,616	0.38	–	2.35	7 .4

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Underwriter.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

555

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment and Unrealized Total From from Net				Dividends Net Asset
	Beginning	Income Gain (Loss) on Investment Investment				and	Value, End
	of Period (Loss)(a)		Investments Operations		Income	Distributions of Period		Total Return
PRINCIPAL LIFETIME 2025 FUND
Institutional shares
2010	$8 .20	$0 .17	$1 .27	$1 .44	($0 .19)	($0 .19)	$9 .45	17 .77%
2009	7 .27	0 .09	0 .98	1 .07	(0 .14)	(0 .14)	8 .20	15 .14
2008(d)	10 .00	0 .07	(2 .80)	(2 .73)	–	–	7.27	(27 .30) (e)
R-1 shares
2010	8 .10	0 .10	1 .24	1 .34	(0 .14)	(0 .14)	9 .30	16 .74
2009	7 .22	0 .06	0 .94	1 .00	(0 .12)	(0 .12)	8 .10	14 .22
2008(d)	10 .00	0 .02	(2 .80)	(2 .78)	–	–	7.22	(27 .80) (e)
R-2 shares
2010	8 .11	0 .11	1 .24	1 .35	(0 .15)	(0 .15)	9 .31	16 .79
2009	7 .23	0 .08	0 .94	1 .02	(0 .14)	(0 .14)	8 .11	14 .41
2008(d)	10 .00	0 .03	(2 .80)	(2 .77)	–	–	7.23	(27 .70) (e)
R-3 shares
2010	8 .13	0 .12	1 .25	1 .37	(0 .16)	(0 .16)	9 .34	16 .98
2009	7 .23	0 .10	0 .93	1 .03	(0 .13)	(0 .13)	8 .13	14 .60
2008(d)	10 .00	0 .04	(2 .81)	(2 .77)	–	–	7.23	(27 .70) (e)
R-4 shares
2010	8 .16	0 .13	1 .27	1 .40	(0 .17)	(0 .17)	9 .39	17 .31
2009	7 .25	0 .09	0 .96	1 .05	(0 .14)	(0 .14)	8 .16	14 .77
2008(d)	10 .00	0 .05	(2 .80)	(2 .75)	–	–	7.25	(27 .50) (e)
R-5 shares
2010	8 .18	0 .16	1 .24	1 .40	(0 .17)	(0 .17)	9 .41	17 .36
2009	7 .26	0 .13	0 .92	1 .05	(0 .13)	(0 .13)	8 .18	14 .86
2008(d)	10 .00	0 .06	(2 .80)	(2 .74)	–	–	7.26	(27 .40) (e)

See accompanying notes.

556

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS,INC.

		Ratio of Net
	Ratio of Expenses	Investment Income
Net Assets, End of	to Average Net	to Average Net	Portfolio
Period (in thousands)	Assets(b)	Assets	Turnover Rate

$401,632	0.05%(c)	1.94%	25 .2%
233,404	0.10 (c)	1.30	8 .5
26,413	0.17 (c),(f)	1.20 (f)	21 .3 (f)

14,338	0.92 (c)	1.16	25 .2
8,486	0.96 (c)	0.87	8 .5
1,871	1.05 (c),(f)	0.35 (f)	21 .3 (f)

11,582	0.79 (c)	1.23	25 .2
6,788	0.83 (c)	1.07	8 .5
1,000	0.92 (c),(f)	0.65 (f)	21 .3 (f)

47,011	0.61 (c)	1.41	25 .2
23,811	0.65 (c)	1.35	8 .5
8,787	0.74 (c),(f)	0.67 (f)	21 .3 (f)

42,079	0.42 (c)	1.55	25 .2
23,462	0.46 (c)	1.25	8 .5
5,224	0.55 (c),(f)	0.80 (f)	21 .3 (f)

47,050	0.30 (c)	1.87	25 .2
31,597	0.34 (c)	1.87	8 .5
14,713	0.43 (c),(f)	0.90 (f)	21 .3 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from February 29, 2008, date operations commenced, through October 31, 2008.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying footnotes.

557

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period (Loss)(a)		Investments Operations		Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2030 FUND
Class J shares
2010	$9 .75	$0.18	$1 .51	$1 .69	($0 .21)	$–	($0 .21)	$11.23
2009	9.03	0 .18	1 .08	1 .26	(0 .18)	(0 .36)	(0 .54)	9 .75
2008	15 .21	0 .37	(5 .86)	(5 .49)	(0 .37)	(0 .32)	(0 .69)	9 .03
2007	13 .55	0 .27	1 .78	2 .05	(0 .29)	(0 .10)	(0 .39)	15 .21
2006	12 .06	0 .24	1 .60	1 .84	(0 .23)	(0 .12)	(0 .35)	13 .55
Institutional shares
2010	9.78	0 .23	1 .52	1 .75	(0 .25)	–	(0 .25)	11 .28
2009	9.07	0 .22	1 .09	1 .31	(0 .24)	(0 .36)	(0 .60)	9 .78
2008	15 .27	0 .40	(5 .84)	(5 .44)	(0 .44)	(0 .32)	(0 .76)	9 .07
2007	13 .62	0 .32	1 .81	2 .13	(0 .38)	(0 .10)	(0 .48)	15 .27
2006	12 .12	0 .31	1 .62	1 .93	(0 .31)	(0 .12)	(0 .43)	13 .62
R-1 shares
2010	9.70	0 .14	1 .50	1 .64	(0 .18)	–	(0 .18)	11 .16
2009	8.99	0 .14	1 .09	1 .23	(0 .16)	(0 .36)	(0 .52)	9 .70
2008	15 .15	0 .28	(5 .80)	(5 .52)	(0 .32)	(0 .32)	(0 .64)	8 .99
2007	13 .51	0 .18	1 .81	1 .99	(0 .25)	(0 .10)	(0 .35)	15 .15
2006	12 .03	0 .12	1 .68	1 .80	(0 .20)	(0 .12)	(0 .32)	13 .51
R-2 shares
2010	9.70	0 .16	1 .50	1 .66	(0 .19)	–	(0 .19)	11 .17
2009	8.97	0 .15	1 .10	1 .25	(0 .16)	(0 .36)	(0 .52)	9 .70
2008	15 .13	0 .33	(5 .83)	(5 .50)	(0 .34)	(0 .32)	(0 .66)	8 .97
2007	13 .49	0 .23	1 .78	2 .01	(0 .27)	(0 .10)	(0 .37)	15 .13
2006	12 .01	0 .21	1 .61	1 .82	(0 .22)	(0 .12)	(0 .34)	13 .49
R-3 shares
2010	9.74	0 .18	1 .49	1 .67	(0 .20)	–	(0 .20)	11 .21
2009	9.02	0 .17	1 .09	1 .26	(0 .18)	(0 .36)	(0 .54)	9 .74
2008	15 .20	0 .33	(5 .83)	(5 .50)	(0 .36)	(0 .32)	(0 .68)	9 .02
2007	13 .55	0 .24	1 .81	2 .05	(0 .30)	(0 .10)	(0 .40)	15 .20
2006	12 .06	0 .21	1 .64	1 .85	(0 .24)	(0 .12)	(0 .36)	13 .55
R-4 shares
2010	9.97	0 .19	1 .55	1 .74	(0 .22)	–	(0 .22)	11 .49
2009	9.22	0 .18	1 .13	1 .31	(0 .20)	(0 .36)	(0 .56)	9 .97
2008	15 .52	0 .36	(5 .95)	(5 .59)	(0 .39)	(0 .32)	(0 .71)	9 .22
2007	13 .83	0 .28	1 .83	2 .11	(0 .32)	(0 .10)	(0 .42)	15 .52
2006	12 .31	0 .26	1 .64	1 .90	(0 .26)	(0 .12)	(0 .38)	13 .83
R-5 shares
2010	9.77	0 .21	1 .51	1 .72	(0 .23)	–	(0 .23)	11 .26
2009	9.05	0 .19	1 .10	1 .29	(0 .21)	(0 .36)	(0 .57)	9 .77
2008	15 .25	0 .37	(5 .85)	(5 .48)	(0 .40)	(0 .32)	(0 .72)	9 .05
2007	13 .59	0 .27	1 .83	2 .10	(0 .34)	(0 .10)	(0 .44)	15 .25
2006	12 .10	0 .25	1 .64	1 .89	(0 .28)	(0 .12)	(0 .40)	13 .59

See accompanying notes.

558

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

17 .53%(d)	$515,947	0 .51%	0 .58%	1 .74%	32 .1%
15.32 (d)	410,442	0.61	0 .66	2 .17	9 .5
(37.71) (d)	344,061	0.62	–	2.92	6 .6
15.50 (d)	473,037	0.66	–	1 .88	15 .5
15.51 (d)	292,775	0.72	0 .72	1 .88	9 .4

18.17	2,804,667	0.04	–	2 .23	32 .1
15.88	2,333,820	0.09	–	2.55	9 .5
(37.35)	1,659,024	0.13	–	3.23	6 .6
16.05	1,953,928	0.12	–	2 .27	15 .5
16.29	1,017,369	0.12	–	2.46	9 .4

17.11	50,109	0.92	–	1 .34	32 .1
14.91	41,365	0.97	–	1.66	9 .5
(37.94)	27,323	1.01	–	2.25	6 .6
15.07	28,841	1.00	–	1 .24	15 .5
15.21	11,490	1.00	–	0.96	9 .4

17.27	99,779	0.79	–	1 .52	32 .1
15.16	88,072	0.84	–	1.83	9 .5
(37.91)	67,038	0.88	–	2.67	6 .6
15.25	98,270	0.87	–	1 .64	15 .5
15.39	60,034	0.87	–	1.66	9 .4

17.40	222,202	0.61	–	1 .73	32 .1
15.32	193,474	0.66	–	2.00	9 .5
(37.75)	141,078	0.70	–	2.69	6 .6
15.45	161,519	0.69	–	1 .70	15 .5
15.62	79,100	0.69	–	1.68	9 .4

17.67	194,301	0.42	–	1 .83	32 .1
15.52	153,804	0.47	–	2.10	9 .5
(37.64)	103,030	0.51	–	2.82	6 .6
15.65	117,390	0.50	–	1 .95	15 .5
15.75	58,595	0.50	–	1.99	9 .4

17.85	337,439	0.30	–	2 .06	32 .1
15.68	316,224	0.35	–	2.23	9 .5
(37.57)	213,626	0.39	–	2.99	6 .6
15.85	234,264	0.38	–	1 .91	15 .5
15.93	108,704	0.38	–	1.92	9 .4

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Underwriter.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

559

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment and Unrealized Total From from Net				Dividends	Net Asset
	Beginning	Income Gain (Loss) on Investment Investment				and	Value, End
	of Period	(Loss)(a)	Investments Operations		Income	Distributions of Period		Total Return
PRINCIPAL LIFETIME 2035 FUND
Institutional shares
2010	$8 .05	$0 .15	$1 .29	$1 .44	($0 .17)	($0 .17)	$9 .32	18 .04%
2009	7 .13	0 .07	0 .99	1 .06	(0 .14)	(0 .14)	8 .05	15 .17
2008(d)	10 .00	0 .04	(2 .91)	(2 .87)	–	–	7.13	(28 .70) (e)
R-1 shares
2010	7 .96	0 .08	1 .26	1 .34	(0 .12)	(0 .12)	9 .18	16 .99
2009	7 .10	0 .04	0 .94	0 .98	(0 .12)	(0 .12)	7 .96	14 .10
2008(d)	10 .00	(0 .01)	(2 .89)	(2 .90)	–	–	7.10	(29 .00) (e)
R-2 shares
2010	7 .96	0 .09	1 .26	1 .35	(0 .13)	(0 .13)	9 .18	17 .10
2009	7 .10	0 .03	0 .96	0 .99	(0 .13)	(0 .13)	7 .96	14 .23
2008(d)	10 .00	0 .01	(2 .91)	(2 .90)	–	–	7.10	(29 .00) (e)
R-3 shares
2010	7 .99	0 .11	1 .27	1 .38	(0 .14)	(0 .14)	9 .23	17 .37
2009	7 .10	0 .08	0 .93	1 .01	(0 .12)	(0 .12)	7 .99	14 .61
2008(d)	10 .00	0 .01	(2 .91)	(2 .90)	–	–	7.10	(29 .00) (e)
R-4 shares
2010	8 .02	0 .11	1 .27	1 .38	(0 .14)	(0 .14)	9 .26	17 .43
2009	7 .12	0 .09	0 .94	1 .03	(0 .13)	(0 .13)	8 .02	14 .77
2008(d)	10 .00	0 .02	(2 .90)	(2 .88)	–	–	7.12	(28 .80) (e)
R-5 shares
2010	8 .04	0 .14	1 .26	1 .40	(0 .15)	(0 .15)	9 .29	17 .62
2009	7 .13	0 .11	0 .93	1 .04	(0 .13)	(0 .13)	8 .04	14 .91
2008(d)	10 .00	0 .03	(2 .90)	(2 .87)	–	–	7.13	(28 .70) (e)

See accompanying notes.

560

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS,INC.

		Ratio of Net
	Ratio of Expenses	Investment Income
Net Assets, End of	to Average Net	to Average Net	Portfolio
Period (in thousands)	Assets(b)	Assets	Turnover Rate

$248,902	0 .05%(c)	1.71%	25 .0%
143,330	0.10 (c)	0.95	7 .0
14,703	0.17 (c),(f)	0.71 (f)	16 .8 (f)

11,246	0.92 (c)	0.89	25 .0
6,405	0.97 (c)	0.55	7 .0
1,086	1.05 (c),(f)	(0 .17) (f)	16 .8 (f)

6,266	0.79 (c)	1.03	25 .0
3,378	0.84 (c)	0.46	7 .0
555	0.92 (c),(f)	0.14 (f)	16 .8 (f)

34,593	0.61 (c)	1.23	25 .0
19,038	0.66 (c)	1.20	7 .0
7,368	0.74 (c),(f)	0.17 (f)	16 .8 (f)

29,669	0.42 (c)	1.28	25 .0
15,202	0.47 (c)	1.27	7 .0
5,606	0.55 (c),(f)	0.30 (f)	16 .8 (f)

26,306	0.30 (c)	1.63	25 .0
17,760	0.35 (c)	1.49	7 .0
6,829	0.43 (c),(f)	0.40 (f)	16 .8 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from February 29, 2008, date operations commenced, through October 31, 2008.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying footnotes.

561

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period (Loss)(a)		Investments Operations		Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2040 FUND
Class J shares
2010	$9 .76	$0.15	$1 .56	$1 .71	($0 .18)	$–	($0 .18)	$11.29
2009	9.03	0 .15	1 .07	1 .22	(0 .15)	(0 .34)	(0 .49)	9 .76
2008	15 .61	0 .33	(6 .24)	(5 .91)	(0 .36)	(0 .31)	(0 .67)	9 .03
2007	13 .72	0 .23	2 .04	2 .27	(0 .28)	(0 .10)	(0 .38)	15 .61
2006	12 .12	0 .20	1 .70	1 .90	(0 .19)	(0 .11)	(0 .30)	13 .72
Institutional shares
2010	9.82	0 .21	1 .56	1 .77	(0 .22)	–	(0 .22)	11 .37
2009	9.09	0 .19	1 .09	1 .28	(0 .21)	(0 .34)	(0 .55)	9 .82
2008	15 .73	0 .38	(6 .27)	(5 .89)	(0 .44)	(0 .31)	(0 .75)	9 .09
2007	13 .83	0 .29	2 .07	2 .36	(0 .36)	(0 .10)	(0 .46)	15 .73
2006	12 .24	0 .28	1 .71	1 .99	(0 .29)	(0 .11)	(0 .40)	13 .83
R-1 shares
2010	9.73	0 .12	1 .54	1 .66	(0 .15)	–	(0 .15)	11 .24
2009	9.01	0 .11	1 .08	1 .19	(0 .13)	(0 .34)	(0 .47)	9 .73
2008	15 .59	0 .25	(6 .20)	(5 .95)	(0 .32)	(0 .31)	(0 .63)	9 .01
2007	13 .70	0 .13	2 .10	2 .23	(0 .24)	(0 .10)	(0 .34)	15 .59
2006	12 .13	0 .08	1 .78	1 .86	(0 .18)	(0 .11)	(0 .29)	13 .70
R-2 shares
2010	9.73	0 .14	1 .53	1 .67	(0 .16)	–	(0 .16)	11 .24
2009	8.99	0 .13	1 .08	1 .21	(0 .13)	(0 .34)	(0 .47)	9 .73
2008	15 .56	0 .31	(6 .24)	(5 .93)	(0 .33)	(0 .31)	(0 .64)	8 .99
2007	13 .68	0 .20	2 .04	2 .24	(0 .26)	(0 .10)	(0 .36)	15 .56
2006	12 .11	0 .18	1 .69	1 .87	(0 .19)	(0 .11)	(0 .30)	13 .68
R-3 shares
2010	9.73	0 .15	1 .54	1 .69	(0 .18)	–	(0 .18)	11 .24
2009	9.01	0 .14	1 .08	1 .22	(0 .16)	(0 .34)	(0 .50)	9 .73
2008	15 .59	0 .31	(6 .22)	(5 .91)	(0 .36)	(0 .31)	(0 .67)	9 .01
2007	13 .70	0 .20	2 .07	2 .27	(0 .28)	(0 .10)	(0 .38)	15 .59
2006	12 .13	0 .20	1 .70	1 .90	(0 .22)	(0 .11)	(0 .33)	13 .70
R-4 shares
2010	9.74	0 .17	1 .55	1 .72	(0 .19)	–	(0 .19)	11 .27
2009	9.02	0 .14	1 .09	1 .23	(0 .17)	(0 .34)	(0 .51)	9 .74
2008	15 .61	0 .30	(6 .19)	(5 .89)	(0 .39)	(0 .31)	(0 .70)	9 .02
2007	13 .72	0 .20	2 .10	2 .30	(0 .31)	(0 .10)	(0 .41)	15 .61
2006	12 .15	0 .22	1 .70	1 .92	(0 .24)	(0 .11)	(0 .35)	13 .72
R-5 shares
2010	9.79	0 .18	1 .55	1 .73	(0 .20)	–	(0 .20)	11 .32
2009	9.06	0 .16	1 .09	1 .25	(0 .18)	(0 .34)	(0 .52)	9 .79
2008	15 .68	0 .36	(6 .27)	(5 .91)	(0 .40)	(0 .31)	(0 .71)	9 .06
2007	13 .78	0 .24	2 .09	2 .33	(0 .33)	(0 .10)	(0 .43)	15 .68
2006	12 .20	0 .19	1 .76	1 .95	(0 .26)	(0 .11)	(0 .37)	13 .78

See accompanying notes.

562

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

17 .64%(d)	$246,236	0 .56%	0 .63%	1 .46%	31 .4%
14.73 (d)	186,499	0.66	0 .71	1 .82	5 .8
(39.42) (d)	152,176	0.69	–	2.58	6 .0
16.86 (d)	194,722	0.70	–	1 .59	16 .5
15.89 (d)	110,477	0.76	0 .77	1 .52	13 .1

18.27	1,716,164	0.04	–	2 .02	31 .4
15.45	1,387,751	0.09	–	2.20	5 .8
(39.15)	921,180	0.13	–	3.00	6 .0
17.54	1,039,113	0.12	–	1 .96	16 .5
16.60	503,092	0.12	–	2 .17	13 .1

17.26	32,593	0.92	–	1 .12	31 .4
14.41	25,814	0.97	–	1.28	5 .8
(39.66)	15,457	1.01	–	1.99	6 .0
16.58	15,053	1.00	–	0 .89	16 .5
15.55	5,269	1.00	–	0 .58	13 .1

17.33	55,281	0.79	–	1 .31	31 .4
14.65	46,331	0.84	–	1.48	5 .8
(39.59)	32,121	0.88	–	2.44	6 .0
16.68	44,449	0.87	–	1 .39	16 .5
15.72	26,051	0.87	–	1 .38	13 .1

17.50	125,392	0.61	–	1 .47	31 .4
14.77	104,315	0.66	–	1.64	5 .8
(39.47)	69,607	0.70	–	2.49	6 .0
16.95	75,682	0.69	–	1 .39	16 .5
15.91	36,537	0.69	–	1 .55	13 .1

17.87	101,237	0.42	–	1 .67	31 .4
14.98	86,178	0.47	–	1.69	5 .8
(39.37)	49,106	0.51	–	2.41	6 .0
17.14	46,791	0.50	–	1 .40	16 .5
16.11	14,898	0.50	–	1 .69	13 .1

17.89	200,260	0.30	–	1 .74	31 .4
15.16	165,669	0.35	–	1.85	5 .8
(39.31)	99,181	0.39	–	2.80	6 .0
17.29	108,005	0.38	–	1 .63	16 .5
16.27	47,329	0.38	–	1 .49	13 .1

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Underwriter.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

563

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment and Unrealized Total From			from Net	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			and	Value, End
	of Period	(Loss)(a)	Investments Operations		Income	Distributions of Period		Total Return
PRINCIPAL LIFETIME 2045 FUND
Institutional shares
2010	$7 .95	$0 .13	$1 .30	$1 .43	($0 .15)	($0 .15)	$9 .23	18 .22%
2009	7.04	0.05	0 .99	1 .04	( 0 .13)	(0.13)	7.95	15 .09
2008(d)	10.00	0.02	( 2 .98)	( 2 .96)	–	–	7.04	(29 .60) (e)
R-1 shares
2010	7.82	0.05	1 .29	1 .34	( 0 .11)	(0.11)	9.05	17 .33
2009	6.97	0.01	0 .96	0 .97	( 0 .12)	(0.12)	7.82	14 .23
2008(d)	10.00	(0.03)	( 3 .00)	( 3 .03)	–	–	6.97	(30 .30) (e)
R-2 shares
2010	7.83	0.07	1 .28	1 .35	( 0 .12)	(0.12)	9.06	17 .42
2009	6.98	0.03	0 .95	0 .98	( 0 .13)	(0.13)	7.83	14 .32
2008(d)	10.00	(0.02)	( 3 .00)	( 3 .02)	–	–	6.98	(30 .20) (e)
R-3 shares
2010	7.85	0.10	1 .27	1 .37	( 0 .12)	(0.12)	9.10	17 .64
2009	6.99	0.08	0 .90	0 .98	( 0 .12)	(0.12)	7.85	14 .40
2008(d)	10.00	(0.01)	( 3 .00)	( 3 .01)	–	–	6.99	(30 .10) (e)
R-4 shares
2010	7.88	0.09	1 .30	1 .39	( 0 .13)	(0.13)	9.14	17 .84
2009	7.00	0.08	0 .92	1 .00	( 0 .12)	(0.12)	7.88	14 .68
2008(d)	10.00	–	( 3 .00)	( 3 .00)	–	–	7.00	(30 .00) (e)
R-5 shares
2010	7.90	0.12	1 .28	1 .40	( 0 .14)	(0.14)	9.16	17 .91
2009	7.01	0.07	0 .95	1 .02	( 0 .13)	(0.13)	7.90	14 .87
2008(d)	10.00	–	( 2 .99)	( 2 .99)	–	–	7.01	(29 .90) (e)

See accompanying notes.

564

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS,INC.

		Ratio of Net
	Ratio of Expenses	Investment Income
Net Assets, End of	to Average Net	to Average Net	Portfolio
Period (in thousands)	Assets(b)	Assets	Turnover Rate

$105,004	0 .08%(c)	1.50%	23 .8%
53,836	0.10 (c)	0.69	4 .8
4,518	0.17 (c),(f)	0.37 (f)	16 .2 (f)

5,821	0.93 (c)	0.65	23 .8
2,675	0.97 (c)	0.18	4 .8
350	1.05 (c),(f)	(0 .50) (f)	16 .2 (f)

2,780	0.80 (c)	0.79	23 .8
1,160	0.84 (c)	0.38	4 .8
139	0.92 (c),(f)	(0 .36) (f)	16 .2 (f)

20,005	0.62 (c)	1.16	23 .8
11,557	0.66 (c)	1.21	4 .8
4,893	0.74 (c),(f)	(0 .13) (f)	16 .2 (f)

12,730	0.43 (c)	1.08	23 .8
5,832	0.47 (c)	1.13	4 .8
1,991	0.55 (c),(f)	(0 .04) (f)	16 .2 (f)

11,045	0.31 (c)	1.45	23 .8
6,559	0.35 (c)	0.95	4 .8
1,592	0.43 (c),(f)	0.08 (f)	16 .2 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from February 29, 2008, date operations commenced, through October 31, 2008.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

565

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2050 FUND
Class J shares
2010	$9.17	$0.11	$1 .50	$1 .61	($0 .14)	$–	($0 .14)	$10.64
2009	8.53	0 .12	1 .00	1 .12	( 0 .12)	(0.36)	( 0 .48)	9 .17
2008	15.04	0 .30	( 6 .11)	( 5 .81)	( 0 .34)	(0.36)	( 0 .70)	8 .53
2007	13.15	0 .20	2 .04	2 .24	( 0 .24)	(0.11)	( 0 .35)	15 .04
2006	11.55	0 .15	1 .72	1 .87	( 0 .16)	(0.11)	( 0 .27)	13 .15
Institutional shares
2010	9.34	0 .18	1 .53	1 .71	( 0 .19)	–	( 0 .19)	10 .86
2009	8.70	0 .16	1 .02	1 .18	( 0 .18)	(0.36)	( 0 .54)	9 .34
2008	15.32	0 .36	( 6 .19)	( 5 .83)	( 0 .43)	(0.36)	( 0 .79)	8 .70
2007	13.39	0 .29	2 .08	2 .37	( 0 .33)	(0.11)	( 0 .44)	15 .32
2006	11.80	0 .25	1 .73	1 .98	( 0 .28)	(0.11)	( 0 .39)	13 .39
R-1 shares
2010	9.26	0 .09	1 .52	1 .61	( 0 .13)	–	( 0 .13)	10 .74
2009	8.62	0 .08	1 .03	1 .11	( 0 .11)	(0.36)	( 0 .47)	9 .26
2008	15.19	0 .21	( 6 .12)	( 5 .91)	( 0 .30)	(0.36)	( 0 .66)	8 .62
2007	13.28	0 .12	2 .11	2 .23	( 0 .21)	(0.11)	( 0 .32)	15 .19
2006	11.70	0 .01	1 .85	1 .86	( 0 .17)	(0.11)	( 0 .28)	13 .28
R-2 shares
2010	9.26	0 .11	1 .50	1 .61	( 0 .13)	–	( 0 .13)	10 .74
2009	8.61	0 .11	1 .01	1 .12	( 0 .11)	(0.36)	( 0 .47)	9 .26
2008	15.17	0 .29	( 6 .17)	( 5 .88)	( 0 .32)	(0.36)	( 0 .68)	8 .61
2007	13.26	0 .20	2 .05	2 .25	( 0 .23)	(0.11)	( 0 .34)	15 .17
2006	11.68	0 .16	1 .72	1 .88	( 0 .19)	(0.11)	( 0 .30)	13 .26
R-3 shares
2010	9.27	0 .13	1 .51	1 .64	( 0 .15)	–	( 0 .15)	10 .76
2009	8.63	0 .12	1 .01	1 .13	( 0 .13)	(0.36)	( 0 .49)	9 .27
2008	15.20	0 .30	( 6 .16)	( 5 .86)	( 0 .35)	(0.36)	( 0 .71)	8 .63
2007	13.29	0 .20	2 .07	2 .27	( 0 .25)	(0.11)	( 0 .36)	15 .20
2006	11.71	0 .14	1 .76	1 .90	( 0 .21)	(0.11)	( 0 .32)	13 .29
R-4 shares
2010	9.30	0 .15	1 .51	1 .66	( 0 .16)	–	( 0 .16)	10 .80
2009	8.66	0 .13	1 .02	1 .15	( 0 .15)	(0.36)	( 0 .51)	9 .30
2008	15.25	0 .29	( 6 .15)	( 5 .86)	( 0 .37)	(0.36)	( 0 .73)	8 .66
2007	13.33	0 .21	2 .10	2 .31	( 0 .28)	(0.11)	( 0 .39)	15 .25
2006	11.74	0 .13	1 .80	1 .93	( 0 .23)	(0.11)	( 0 .34)	13 .33
R-5 shares
2010	9.32	0 .15	1 .52	1 .67	( 0 .17)	–	( 0 .17)	10 .82
2009	8.67	0 .13	1 .04	1 .17	( 0 .16)	(0.36)	( 0 .52)	9 .32
2008	15.28	0 .34	( 6 .20)	( 5 .86)	( 0 .39)	(0.36)	( 0 .75)	8 .67
2007	13.35	0 .20	2 .13	2 .33	( 0 .29)	(0.11)	( 0 .40)	15 .28
2006	11.76	0 .18	1 .77	1 .95	( 0 .25)	(0.11)	( 0 .36)	13 .35

See accompanying notes.

566

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

17.69%(d)	$54,059	0.68%	0 .74%	1 .12%	30 .1%
14.26 (d)	37,434	0.78	0 .83	1 .54	15 .2
(40.35) (d)	30,460	0.77	–	2.46	6.8
17.39 (d)	42,254	0.75	–	1 .45	21 .2
16.37 (d)	22,053	0.81	0 .92	1 .22	15 .9

18.51	788,351	0.04	–	1 .83	30 .1
14.95	629,384	0.10	–	2 .02	15 .2
(39.96)	415,945	0.13	–	2.95	6.8
18.16	487,265	0.12	–	2 .04	21 .2
17.13	266,710	0.12	–	1 .95	15 .9

17.49	13,401	0.92	–	0 .90	30 .1
14.01	9,869	0.97	–	1 .03	15 .2
(40.51)	5,320	1.01	–	1.71	6.8
17.10	4,967	1.00	–	0 .87	21 .2
16.14	1,713	1.00	–	0 .04	15 .9

17.55	24,165	0.79	–	1 .13	30 .1
14.17	20,114	0.84	–	1 .33	15 .2
(40.42)	13,857	0.88	–	2.39	6.8
17.28	19,012	0.87	–	1 .44	21 .2
16.32	12,526	0.87	–	1 .30	15 .9

17.82	42,918	0.61	–	1 .30	30 .1
14.36	35,212	0.66	–	1 .45	15 .2
(40.30)	22,153	0.70	–	2.44	6.8
17.46	25,931	0.69	–	1 .43	21 .2
16.50	12,547	0.69	–	1 .15	15 .9

18.05	39,183	0.42	–	1 .50	30 .1
14.55	33,076	0.47	–	1 .56	15 .2
(40.18)	18,841	0.51	–	2.40	6.8
17.71	18,918	0.50	–	1 .52	21 .2
16.76	7,836	0.50	–	1 .06	15 .9

18.11	71,470	0.30	–	1 .55	30 .1
14.78	58,596	0.35	–	1 .59	15 .2
(40.16)	31,835	0.39	–	2.78	6.8
17.89	36,041	0.38	–	1 .42	21 .2
16.87	12,922	0.38	–	1 .44	15 .9

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Underwriter.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

567

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment and Unrealized Total From			from Net	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			and	Value, End
	of Period	(Loss)(a)	Investments Operations		Income	Distributions of Period		Total Return
PRINCIPAL LIFETIME 2055 FUND
Institutional shares
2010	$7 .93	$0 .12	$1 .31	$1 .43	($0 .15)	($0 .15)	$9 .21	18 .18%
2009	6.99	0.06	1 .00	1 .06	( 0 .12)	(0.12)	7.93	15 .43
2008(d)	10.00	0.02	( 3 .03)	( 3 .01)	–	–	6.99	(30 .10) (e)
R-1 shares
2010	7.80	0.06	1 .27	1 .33	( 0 .11)	(0.11)	9.02	17 .22
2009	6.95	0.02	0 .95	0 .97	( 0 .12)	(0.12)	7.80	14 .21
2008(d)	10.00	(0.03)	( 3 .02)	( 3 .05)	–	–	6.95	(30 .50) (e)
R-2 shares
2010	7.82	0.02	1 .33	1 .35	( 0 .12)	(0.12)	9.05	17 .38
2009	6.95	0.03	0 .96	0 .99	( 0 .12)	(0.12)	7.82	14 .50
2008(d)	10.00	(0.03)	( 3 .02)	( 3 .05)	–	–	6.95	(30 .50) (e)
R-3 shares
2010	7.85	0.09	1 .28	1 .37	( 0 .13)	(0.13)	9.09	17 .54
2009	6.96	0.02	0 .99	1 .01	( 0 .12)	(0.12)	7.85	14 .77
2008(d)	10.00	(0.02)	( 3 .02)	( 3 .04)	–	–	6.96	(30 .40) (e)
R-4 shares
2010	7.88	0.09	1 .29	1 .38	( 0 .14)	(0.14)	9.12	17 .64
2009	6.97	0.02	1 .01	1 .03	( 0 .12)	(0.12)	7.88	15 .04
2008(d)	10.00	(0.01)	( 3 .02)	( 3 .03)	–	–	6.97	(30 .30) (e)
R-5 shares
2010	7.89	0.11	1 .28	1 .39	( 0 .14)	(0.14)	9.14	17 .82
2009	6.98	0.09	0 .94	1 .03	( 0 .12)	(0.12)	7.89	15 .02
2008(d)	10.00	–	( 3 .02)	( 3 .02)	–	–	6.98	(30 .20) (e)

See accompanying notes.

568

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS,INC.

		Ratio of Net
	Ratio of Expenses	Investment Income
Net Assets, End of	to Average Net	to Average Net	Portfolio
Period (in thousands)	Assets(b)	Assets	Turnover Rate

$17,421	0 .08%(c)	1.35%	44 .0%
8,036	0.08 (c)	0.78	34 .0
937	0.17 (c),(f)	0.28 (f)	194 .7 (f)

532	0.96 (c)	0.76	44 .0
382	0.80 (c)	0.29	34 .0
70	1 .05 (c),(f)	(0 .54) (f)	194 .7 (f)

398	0.83 (c)	0.26	44 .0
71	0.70 (c)	0.42	34 .0
14	0 .92 (c),(f)	(0 .49) (f)	194 .7 (f)

1,345	0.65 (c)	1.12	44 .0
906	0.52 (c)	0.33	34 .0
119	0.74 (c),(f)	(0 .30) (f)	194 .7 (f)

1,477	0.46 (c)	1.07	44 .0
764	0.23 (c)	0.33	34 .0
28	0 .55 (c),(f)	(0 .09) (f)	194 .7 (f)

1,398	0.34 (c)	1.30	44 .0
917	0.20 (c)	1.27	34 .0
304	0.43 (c),(f)	0.01 (f)	194 .7 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from February 29, 2008, date operations commenced, through October 31, 2008.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

569

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class J shares
2010	$9.84	$0.31	$1 .00	$1 .31	($0 .33)	$–	($0 .33)	$10.82
2009	9.33	0 .26	0 .82	1 .08	( 0 .44)	(0.13)	( 0 .57)	9 .84
2008	12.81	0 .54	( 3 .36)	( 2 .82)	( 0 .49)	(0.17)	( 0 .66)	9 .33
2007	12.62	0 .48	0 .15	0 .63	( 0 .38)	(0.06)	( 0 .44)	12 .81
2006	11.93	0 .40	0 .67	1 .07	( 0 .26)	(0.12)	( 0 .38)	12 .62
Institutional shares
2010	9.91	0 .35	1 .01	1 .36	( 0 .38)	–	( 0 .38)	10 .89
2009	9.40	0 .30	0 .84	1 .14	( 0 .50)	(0.13)	( 0 .63)	9 .91
2008	12.92	0 .59	( 3 .38)	( 2 .79)	( 0 .56)	(0.17)	( 0 .73)	9 .40
2007	12.73	0 .55	0 .16	0 .71	( 0 .46)	(0.06)	( 0 .52)	12 .92
2006	12.03	0 .47	0 .69	1 .16	( 0 .34)	(0.12)	( 0 .46)	12 .73
R-1 shares
2010	9.86	0 .25	1 .00	1 .25	( 0 .31)	–	( 0 .31)	10 .80
2009	9.32	0 .22	0 .84	1 .06	( 0 .39)	(0.13)	( 0 .52)	9 .86
2008	12.81	0 .46	( 3 .33)	( 2 .87)	( 0 .45)	(0.17)	( 0 .62)	9 .32
2007	12.63	0 .45	0 .13	0 .58	( 0 .34)	(0.06)	( 0 .40)	12 .81
2006	11.94	0 .37	0 .67	1 .04	( 0 .23)	(0.12)	( 0 .35)	12 .63
R-2 shares
2010	9.83	0 .30	0 .96	1 .26	( 0 .30)	–	( 0 .30)	10 .79
2009	9.30	0 .23	0 .84	1 .07	( 0 .41)	(0.13)	( 0 .54)	9 .83
2008	12.79	0 .51	( 3 .36)	( 2 .85)	( 0 .47)	(0.17)	( 0 .64)	9 .30
2007	12.60	0 .45	0 .16	0 .61	( 0 .36)	(0.06)	( 0 .42)	12 .79
2006	11.90	0 .35	0 .72	1 .07	( 0 .25)	(0.12)	( 0 .37)	12 .60
R-3 shares
2010	9.81	0 .30	0 .98	1 .28	( 0 .32)	–	( 0 .32)	10 .77
2009	9.30	0 .25	0 .83	1 .08	( 0 .44)	(0.13)	( 0 .57)	9 .81
2008	12.79	0 .52	( 3 .35)	( 2 .83)	( 0 .49)	(0.17)	( 0 .66)	9 .30
2007	12.60	0 .47	0 .16	0 .63	( 0 .38)	(0.06)	( 0 .44)	12 .79
2006	11.92	0 .40	0 .67	1 .07	( 0 .27)	(0.12)	( 0 .39)	12 .60
R-4 shares
2010	9.83	0 .31	1 .00	1 .31	( 0 .34)	–	( 0 .34)	10 .80
2009	9.33	0 .26	0 .84	1 .10	( 0 .47)	(0.13)	( 0 .60)	9 .83
2008	12.83	0 .50	( 3 .32)	( 2 .82)	( 0 .51)	(0.17)	( 0 .68)	9 .33
2007	12.64	0 .49	0 .17	0 .66	( 0 .41)	(0.06)	( 0 .47)	12 .83
2006	11.95	0 .42	0 .68	1 .10	( 0 .29)	(0.12)	( 0 .41)	12 .64
R-5 shares
2010	9.89	0 .35	0 .98	1 .33	( 0 .35)	–	( 0 .35)	10 .87
2009	9.38	0 .28	0 .83	1 .11	( 0 .47)	(0.13)	( 0 .60)	9 .89
2008	12.89	0 .55	( 3 .36)	( 2 .81)	( 0 .53)	(0.17)	( 0 .70)	9 .38
2007	12.69	0 .52	0 .16	0 .68	( 0 .42)	(0.06)	( 0 .48)	12 .89
2006	12.00	0 .43	0 .69	1 .12	( 0 .31)	(0.12)	( 0 .43)	12 .69

See accompanying notes.

570

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

13.62%(d)	$61,486	0.51%	0 .57%	3 .05%	46 .9%
12.58 (d)	55,434	0.62	0 .67	2 .91	35 .9
(23.13) (d)	60,289	0.60	–	4 .76	30 .7
5.08 (d)	95,309	0.67	–	3 .82	25 .3
9.20 (d)	81,151	0.71	–	3 .27	48 .9

14.08	459,110	0.04	–	3 .42	46 .9
13.23	365,053	0.10	–	3 .32	35 .9
(22.81)	287,888	0.13	–	5 .13	30 .7
5.68	341,609	0.12	–	4 .33	25 .3
9.90	250,395	0.12	–	3 .85	48 .9

13.03	11,735	0.92	–	2 .48	46 .9
12.25	8,850	0.98	–	2 .43	35 .9
(23.47)	6,026	1.01	–	4 .00	30 .7
4.68	4,777	1.00	–	3 .61	25 .3
8.91	2,543	1.00	–	3 .01	48 .9

13.15	16,425	0.79	–	3 .00	46 .9
12.47	19,416	0.85	–	2 .62	35 .9
(23.41)	17,792	0.88	–	4 .51	30 .7
4.91	25,462	0.87	–	3 .62	25 .3
9.17	20,550	0.87	–	2 .88	48 .9

13.43	31,798	0.61	–	2 .91	46 .9
12.59	26,642	0.67	–	2 .79	35 .9
(23.27)	24,573	0.70	–	4 .58	30 .7
5.11	29,428	0.69	–	3 .75	25 .3
9.19	19,341	0.69	–	3 .34	48 .9

13.73	27,722	0.42	–	3 .04	46 .9
12.80	23,304	0.48	–	2 .95	35 .9
(23.12)	16,933	0.51	–	4 .48	30 .7
5.30	11,742	0.50	–	3 .91	25 .3
9.46	4,466	0.50	–	3 .44	48 .9

13.86	37,720	0.30	–	3 .40	46 .9
12.89	38,223	0.36	–	3 .09	35 .9
(23.00)	33,264	0.39	–	4 .84	30 .7
5.49	35,806	0.38	–	4 .09	25 .3
9.56	19,216	0.38	–	3 .51	48 .9

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Underwriter.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

571

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
REAL ESTATE SECURITIES FUND
Class J shares
2010	$11 .38	$0.21	$4 .15	$4 .36	($0 .23)	$–	($0 .23)	$15.51
2009	11.60	0 .25	( 0 .21)	0 .04	( 0 .26)	–	( 0 .26)	11 .38
2008	24.61	0 .24	( 7 .25)	( 7 .01)	( 0 .27)	(5.73)	( 6 .00)	11 .60
2007	27.21	0 .15	( 0 .60)	( 0 .45)	( 0 .08)	(2.07)	( 2 .15)	24 .61
2006	20.19	0 .12	7 .68	7 .80	( 0 .16)	(0.62)	( 0 .78)	27 .21
Institutional shares
2010	11.62	0 .30	4 .23	4 .53	( 0 .31)	–	( 0 .31)	15 .84
2009	11.83	0 .31	( 0 .20)	0 .11	( 0 .32)	–	( 0 .32)	11 .62
2008	24.96	0 .33	( 7 .37)	( 7 .04)	( 0 .36)	(5.73)	( 6 .09)	11 .83
2007	27.56	0 .26	( 0 .55)	( 0 .29)	( 0 .24)	(2.07)	( 2 .31)	24 .96
2006	20.41	0 .28	7 .78	8 .06	( 0 .29)	(0.62)	( 0 .91)	27 .56
R-1 shares
2010	11.52	0 .17	4 .20	4 .37	( 0 .19)	–	( 0 .19)	15 .70
2009	11.74	0 .22	( 0 .20)	0 .02	( 0 .24)	–	( 0 .24)	11 .52
2008	24.82	0 .19	( 7 .31)	( 7 .12)	( 0 .23)	(5.73)	( 5 .96)	11 .74
2007	27.47	0 .05	( 0 .57)	( 0 .52)	( 0 .06)	(2.07)	( 2 .13)	24 .82
2006	20.39	0 .06	7 .78	7 .84	( 0 .14)	(0.62)	( 0 .76)	27 .47
R-2 shares
2010	11.24	0 .19	4 .09	4 .28	( 0 .21)	–	( 0 .21)	15 .31
2009	11.46	0 .24	( 0 .20)	0 .04	( 0 .26)	–	( 0 .26)	11 .24
2008	24.39	0 .21	( 7 .16)	( 6 .95)	( 0 .25)	(5.73)	( 5 .98)	11 .46
2007	27.00	0 .14	( 0 .61)	( 0 .47)	( 0 .07)	(2.07)	( 2 .14)	24 .39
2006	20.05	0 .09	7 .64	7 .73	( 0 .16)	(0.62)	( 0 .78)	27 .00
R-3 shares
2010	11.42	0 .22	4 .17	4 .39	( 0 .24)	–	( 0 .24)	15 .57
2009	11.64	0 .26	( 0 .21)	0 .05	( 0 .27)	–	( 0 .27)	11 .42
2008	24.67	0 .24	( 7 .26)	( 7 .02)	( 0 .28)	(5.73)	( 6 .01)	11 .64
2007	27.27	0 .18	( 0 .62)	( 0 .44)	( 0 .09)	(2.07)	( 2 .16)	24 .67
2006	20.23	0 .14	7 .72	7 .86	( 0 .20)	(0.62)	( 0 .82)	27 .27
R-4 shares
2010	11.34	0 .24	4 .13	4 .37	( 0 .26)	–	( 0 .26)	15 .45
2009	11.56	0 .27	( 0 .20)	0 .07	( 0 .29)	–	( 0 .29)	11 .34
2008	24.54	0 .27	( 7 .21)	( 6 .94)	( 0 .31)	(5.73)	( 6 .04)	11 .56
2007	27.14	0 .21	( 0 .60)	( 0 .39)	( 0 .14)	(2.07)	( 2 .21)	24 .54
2006	20.13	0 .19	7 .67	7 .86	( 0 .23)	(0.62)	( 0 .85)	27 .14
R-5 shares
2010	11.36	0 .26	4 .14	4 .40	( 0 .28)	–	( 0 .28)	15 .48
2009	11.57	0 .28	( 0 .19)	0 .09	( 0 .30)	–	( 0 .30)	11 .36
2008	24.56	0 .29	( 7 .23)	( 6 .94)	( 0 .32)	(5.73)	( 6 .05)	11 .57
2007	27.16	0 .26	( 0 .62)	( 0 .36)	( 0 .17)	(2.07)	( 2 .24)	24 .56
2006	20.13	0 .21	7 .69	7 .90	( 0 .25)	(0.62)	( 0 .87)	27 .16

See accompanying notes.

572

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

38 .58%(c)	$128,423	1 .44%	1 .51%	1 .52%	52 .2%
0.97 (c)	96,382	1.55	1 .60	2 .65	57 .3
(36.13) (c)	107,631	1.43	–	1 .48	47 .2
(2 .12) (c)	195,723	1.47	–	0 .59	77 .8 (d)
39.86 (c)	231,200	1.53	–	0 .50	37 .8

39.37	1,303,556	0.85	–	2 .14	52 .2
1.74	1,137,929	0.85	–	3 .22	57 .3
(35.71)	894,685	0.84	–	2 .05	47 .2
(1 .48)	1,110,332	0.83	–	1 .04	77 .8 (d)
40.85	770,259	0.84	–	1 .20	37 .8

38.22	6,794	1.71	–	1 .22	52 .2
0.82	4,205	1.72	–	2 .30	57 .3
(36.25)	2,945	1.72	–	1 .17	47 .2
(2 .38)	3,842	1.71	–	0 .22	77 .8 (d)
39.62	2,908	1.72	–	0 .25	37 .8

38.36	14,881	1.58	–	1 .38	52 .2
0.95	11,684	1.59	–	2 .56	57 .3
(36.18)	11,889	1.59	–	1 .31	47 .2
(2 .23)	22,550	1.58	–	0 .58	77 .8 (d)
39.79	35,260	1.59	–	0 .40	37 .8

38.69	39,463	1.40	–	1 .58	52 .2
1.12	32,669	1.41	–	2 .70	57 .3
(36.08)	28,885	1.41	–	1 .48	47 .2
(2 .06)	42,136	1.40	–	0 .73	77 .8 (d)
40.07	58,101	1.41	–	0 .59	37 .8

38.89	23,587	1.21	–	1 .73	52 .2
1.32	14,963	1.22	–	2 .85	57 .3
(35.94)	12,277	1.22	–	1 .67	47 .2
(1 .88)	16,259	1.21	–	0 .86	77 .8 (d)
40.32	17,216	1.22	–	0 .83	37 .8

39.05	59,168	1.09	–	1 .91	52 .2
1.52	52,653	1.10	–	2 .90	57 .3
(35.89)	40,951	1.10	–	1 .81	47 .2
(1 .76)	74,228	1.09	–	1 .05	77 .8 (d)
40.54	102,031	1.10	–	0 .92	37 .8

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM REIT Fund.

See accompanying notes.

573

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends		Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Redemption Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions	Fees	of Period
SAM BALANCED PORTFOLIO
Class J shares
2010	$10 .76	$0 .23	$1 .43	$1 .66	($0 .26)	$–	($0 .26)	$–	$12.16
2009	10.64	0.24	1 .07	1 .31	( 0 .28)	( 0 .91)	(1.19)	–	10 .76
2008	15.90	0.26	( 4 .28)	( 4 .02)	( 0 .47)	( 0 .77)	(1.24)	–	10 .64
2007(e)	14.69	0.15	1 .19	1 .34	( 0 .14)	–	(0.14)	0 .01	15 .90
Institutional shares
2010	10.88	0.28	1 .46	1 .74	( 0 .31)	–	(0.31)	–	12 .31
2009	10.74	0.30	1 .07	1 .37	( 0 .32)	( 0 .91)	(1.23)	–	10 .88
2008	16.03	0.42	( 4 .39)	( 3 .97)	( 0 .55)	( 0 .77)	(1.32)	–	10 .74
2007(e)	14.69	0.22	1 .33	1 .55	( 0 .21)	–	(0.21)	–	16 .03
R-1 shares
2010	10.86	0.19	1 .45	1 .64	( 0 .21)	–	(0.21)	–	12 .29
2009	10.73	0.21	1 .08	1 .29	( 0 .25)	( 0 .91)	(1.16)	–	10 .86
2008	16.03	0.20	( 4 .30)	( 4 .10)	( 0 .43)	( 0 .77)	(1.20)	–	10 .73
2007(e)	14.69	0.11	1 .35	1 .46	( 0 .12)	–	(0.12)	–	16 .03
R-2 shares
2010	10.86	0.18	1 .47	1 .65	( 0 .24)	–	(0.24)	–	12 .27
2009	10.73	0.21	1 .09	1 .30	( 0 .26)	( 0 .91)	(1.17)	–	10 .86
2008	16.03	0.28	( 4 .36)	( 4 .08)	( 0 .45)	( 0 .77)	(1.22)	–	10 .73
2007(e)	14.69	0.12	1 .35	1 .47	( 0 .13)	–	(0.13)	–	16 .03
R-3 shares
2010	10.87	0.22	1 .45	1 .67	( 0 .25)	–	(0.25)	–	12 .29
2009	10.73	0.26	1 .07	1 .33	( 0 .28)	( 0 .91)	(1.19)	–	10 .87
2008	16.03	0.30	( 4 .36)	( 4 .06)	( 0 .47)	( 0 .77)	(1.24)	–	10 .73
2007(e)	14.69	0.19	1 .30	1 .49	( 0 .15)	–	(0.15)	–	16 .03
R-4 shares
2010	10.88	0.23	1 .47	1 .70	( 0 .27)	–	(0.27)	–	12 .31
2009	10.74	0.25	1 .09	1 .34	( 0 .29)	( 0 .91)	(1.20)	–	10 .88
2008	16.04	0.42	( 4 .45)	( 4 .03)	( 0 .50)	( 0 .77)	(1.27)	–	10 .74
2007(e)	14.69	0.20	1 .32	1 .52	( 0 .17)	–	(0.17)	–	16 .04
R-5 shares
2010	10.88	0.27	1 .45	1 .72	( 0 .29)	–	(0.29)	–	12 .31
2009	10.74	0.26	1 .09	1 .35	( 0 .30)	( 0 .91)	(1.21)	–	10 .88
2008	16.03	0.30	( 4 .31)	( 4 .01)	( 0 .51)	( 0 .77)	(1.28)	–	10 .74
2007(e)	14.69	0.18	1 .35	1 .53	( 0 .19)	–	(0.19)	–	16 .03

See accompanying notes.

574

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income	Portfolio
	Period (in	to Average Net	Average Net	to Average Net	Turnover
Total Return	thousands)	Assets(b)	Assets(b),(c)	Assets	Rate

15.59%(d)	$396,058	0.85%	0 .92%	1 .98%	13 .2%
14.31 (d)	217,421	0.95	1 .13	2 .46	5 .1
(27.20) (d)	58,350	0.95	–	2 .00	34 .8
9.27 (d),(f)	2,597	0.95 (g)	–	1.21 (g)	14.6 (g)

16.23	122,317	0.38	0 .38	2 .43	13 .2
14.89	65,662	0.39	0 .42	2 .99	5 .1
(26.71)	21,448	0.33	–	3 .14	34 .8
10.67 (f)	1,385	0.31 (g)	–	1.82 (g)	14.6 (g)

15.28	4,716	1.23	–	1 .63	13 .2
13.94	3,442	1.24	–	2.14	5 .1
(27.41)	1,064	1.21	–	1 .57	34 .8
9.95 (f)	17	1.19 (g)	–	0.92 (g)	14.6 (g)

15.40	4,134	1.10	–	1 .56	13 .2
14.07	907	1.11	–	2.07	5 .1
(27.32)	146	1.08	–	2 .19	34 .8
10.06 (f)	17	1.06 (g)	–	1.02 (g)	14.6 (g)

15.55	17,127	0.92	–	1 .94	13 .2
14.36	10,185	0.93	–	2.59	5 .1
(27.19)	3,627	0.90	–	2 .28	34 .8
10.21 (f)	1,181	0.88 (g)	–	1.50 (g)	14.6 (g)

15.80	8,067	0.73	–	2 .02	13 .2
14.53	5,895	0.74	–	2.45	5 .1
(27.04)	1,874	0.71	–	3 .16	34 .8
10.43 (f)	1,497	0.69 (g)	–	1.61 (g)	14.6 (g)

15.97	21,643	0.61	–	2 .31	13 .2
14.64	13,328	0.62	–	2.61	5 .1
(26.90)	3,691	0.59	–	2 .50	34 .8
(10.47) (f)	11	0.57 (g)	–	1.54 (g)	14.6 (g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Underwriter.
(d)	Total return is calculated without the contingent deferred sales charge.
(e)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares each incurred a net realized and unrealized gain of $.02 per share from January 10, 2007, through January 16, 2007.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

575

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SAM CONSERVATIVE BALANCED PORTFOLIO
Class J shares
2010	$9.39	$0.27	$0 .99	$1 .26	($0 .29)	$–	($0 .29)	$10.36
2009	8.77	0 .28	1 .01	1 .29	( 0 .30)	(0.37)	( 0 .67)	9 .39
2008	11.86	0 .29	( 2 .56)	( 2 .27)	( 0 .41)	(0.41)	( 0 .82)	8 .77
2007(e)	11.17	0 .21	0 .67	0 .88	( 0 .19)	–	( 0 .19)	11 .86
Institutional shares
2010	9.41	0 .31	1 .00	1 .31	( 0 .33)	–	( 0 .33)	10 .39
2009	8.78	0 .34	1 .00	1 .34	( 0 .34)	(0.37)	( 0 .71)	9 .41
2008	11.87	0 .35	( 2 .55)	( 2 .20)	( 0 .48)	(0.41)	( 0 .89)	8 .78
2007(e)	11.17	0 .26	0 .68	0 .94	( 0 .24)	–	( 0 .24)	11 .87
R-1 shares
2010	9.39	0 .22	1 .01	1 .23	( 0 .26)	–	( 0 .26)	10 .36
2009	8.78	0 .26	0 .99	1 .25	( 0 .27)	(0.37)	( 0 .64)	9 .39
2008	11.86	0 .28	( 2 .56)	( 2 .28)	( 0 .39)	(0.41)	( 0 .80)	8 .78
2007(e)	11.17	0 .18	0 .67	0 .85	( 0 .16)	–	( 0 .16)	11 .86
R-2 shares
2010	9.42	0 .23	1 .01	1 .24	( 0 .27)	–	( 0 .27)	10 .39
2009	8.78	0 .26	1 .02	1 .28	( 0 .27)	(0.37)	( 0 .64)	9 .42
2008	11.86	0 .28	( 2 .55)	( 2 .27)	( 0 .40)	(0.41)	( 0 .81)	8 .78
2007(e)	11.17	0 .19	0 .68	0 .87	( 0 .18)	–	( 0 .18)	11 .86
R-3 shares
2010	9.40	0 .27	0 .99	1 .26	( 0 .28)	–	( 0 .28)	10 .38
2009	8.78	0 .28	1 .01	1 .29	( 0 .30)	(0.37)	( 0 .67)	9 .40
2008	11.87	0 .36	( 2 .62)	( 2 .26)	( 0 .42)	(0.41)	( 0 .83)	8 .78
2007(e)	11.17	0 .23	0 .66	0 .89	( 0 .19)	–	( 0 .19)	11 .87
R-4 shares
2010	9.40	0 .29	0 .99	1 .28	( 0 .30)	–	( 0 .30)	10 .38
2009	8.78	0 .30	1 .00	1 .30	( 0 .31)	(0.37)	( 0 .68)	9 .40
2008	11.86	0 .41	( 2 .64)	( 2 .23)	( 0 .44)	(0.41)	( 0 .85)	8 .78
2007(e)	11.17	0 .24	0 .66	0 .90	( 0 .21)	–	( 0 .21)	11 .86
R-5 shares
2010	9.41	0 .29	0 .99	1 .28	( 0 .31)	–	( 0 .31)	10 .38
2009	8.78	0 .32	1 .00	1 .32	( 0 .32)	(0.37)	( 0 .69)	9 .41
2008	11.86	0 .34	( 2 .56)	( 2 .22)	( 0 .45)	(0.41)	( 0 .86)	8 .78
2007(e)	11.17	0 .24	0 .67	0 .91	( 0 .22)	–	( 0 .22)	11 .86

See accompanying notes.

576

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income	Portfolio
	Period (in	to Average Net	Average Net	to Average Net	Turnover
Total Return	thousands)	Assets(b)	Assets(b),(c)	Assets	Rate

13.60%(d)	$175,583	0.84%	0 .91%	2 .72%	11 .4%
15.91 (d)	94,045	0.95	1 .13	3 .25	9 .2
(20.34) (d)	26,828	0.95	–	2 .85	27 .7
7.92 (d),(f)	904	0.95 (g)	–	2.33 (g)	12.7 (g)

14.18	60,420	0.39	0 .39	3 .18	11 .4
16.57	36,114	0.39	0 .44	3 .89	9 .2
(19.83)	16,825	0.33	–	3 .41	27 .7
8.52 (f)	730	0.31 (g)	–	2.90 (g)	12.7 (g)

13.27	2,580	1.23	–	2 .25	11 .4
15.47	983	1.24	–	2.98	9.2
(20.46)	285	1.21	–	2 .70	27 .7
7.71 (f)	11	1.19 (g)	–	1.99 (g)	12.7 (g)

13.32	4,251	1.10	–	2 .29	11 .4
15.74	1,167	1.11	–	2.99	9.2
(20.36)	545	1.08	–	2 .67	27 .7
7.82 (f)	24	1.06 (g)	–	2.10 (g)	12.7 (g)

13.63	8,726	0.92	–	2 .69	11 .4
15.90	5,014	0.93	–	3.18	9.2
(20.28)	1,059	0.90	–	3 .43	27 .7
8.06 (f)	692	0.88 (g)	–	2.51 (g)	12.7 (g)

13.82	4,294	0.73	–	2 .90	11 .4
16.04	3,438	0.74	–	3.43	9.2
(20.06)	1,413	0.71	–	3 .85	27 .7
8.12 (f)	349	0.69 (g)	–	2.64 (g)	12.7 (g)

13.86	4,233	0.61	–	2 .98	11 .4
16.29	1,605	0.62	–	3.68	9.2
(19.96)	879	0.59	–	3 .49	27 .7
8.23 (f)	11	0.57 (g)	–	2.62 (g)	12.7 (g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Underwriter.
(d)	Total return is calculated without the contingent deferred sales charge.
(e)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares each incurred a net realized and unrealized gain of $.01 per share from January 10, 2007, through January 16, 2007.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

577

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income		Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SAM CONSERVATIVE GROWTH PORTFOLIO
Class J shares
2010	$11.12	$0 .14	$1 .74	$1 .88	($0 .19)	$–	($0 .19)	$12.81
2009	11.39	0 .17	0 .94	1 .11	( 0 .23)	(1.15)	( 1 .38)	11 .12
2008	18.75	0 .17	( 6 .03)	( 5 .86)	( 0 .42)	(1.08)	( 1 .50)	11 .39
2007(e)	16.75	0 .03	1 .97	2 .00	–	–	–	18 .75
Institutional shares
2010	11.22	0 .20	1 .75	1 .95	( 0 .23)	–	( 0 .23)	12 .94
2009	11.45	0 .21	0 .98	1 .19	( 0 .27)	(1.15)	( 1 .42)	11 .22
2008	18.85	0 .25	( 6 .05)	( 5 .80)	( 0 .52)	(1.08)	( 1 .60)	11 .45
2007(e)	16.75	0 .12	1 .98	2 .10	–	–	–	18 .85
R-1 shares
2010	11.09	0 .09	1 .74	1 .83	( 0 .16)	–	( 0 .16)	12 .76
2009	11.36	0 .14	0 .95	1 .09	( 0 .21)	(1.15)	( 1 .36)	11 .09
2008	18.72	0 .10	( 6 .01)	( 5 .91)	( 0 .37)	(1.08)	( 1 .45)	11 .36
2007(e)	16.75	( 0 .01)	1 .98	1 .97	–	–	–	18 .72
R-2 shares
2010	11.09	0 .10	1 .75	1 .85	( 0 .17)	–	( 0 .17)	12 .77
2009	11.37	0 .15	0 .95	1 .10	( 0 .23)	(1.15)	( 1 .38)	11 .09
2008	18.74	0 .25	( 6 .14)	( 5 .89)	( 0 .40)	(1.08)	( 1 .48)	11 .37
2007(e)	16.75	–	1.99	1.99	–	–	–	18 .74
R-3 shares
2010	11.15	0 .14	1 .74	1 .88	( 0 .20)	–	( 0 .20)	12 .83
2009	11.40	0 .15	0 .98	1 .13	( 0 .23)	(1.15)	( 1 .38)	11 .15
2008	18.77	0 .27	( 6 .13)	( 5 .86)	( 0 .43)	(1.08)	( 1 .51)	11 .40
2007(e)	16.75	0 .08	1 .94	2 .02	–	–	–	18 .77
R-4 shares
2010	11.19	0 .15	1 .75	1 .90	( 0 .19)	–	( 0 .19)	12 .90
2009	11.41	0 .17	0 .99	1 .16	( 0 .23)	(1.15)	( 1 .38)	11 .19
2008	18.79	0 .42	( 6 .26)	( 5 .84)	( 0 .46)	(1.08)	( 1 .54)	11 .41
2007(e)	16.75	0 .10	1 .94	2 .04	–	–	–	18 .79
R-5 shares
2010	11.17	0 .18	1 .74	1 .92	( 0 .22)	–	( 0 .22)	12 .87
2009	11.42	0 .19	0 .97	1 .16	( 0 .26)	(1.15)	( 1 .41)	11 .17
2008	18.81	0 .10	( 5 .93)	( 5 .83)	( 0 .48)	(1.08)	( 1 .56)	11 .42
2007(e)	16.75	0 .08	1 .98	2 .06	–	–	–	18 .81

See accompanying notes.

578

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income	Portfolio
	Period (in	to Average Net	Average Net	to Average Net	Turnover
Total Return	thousands)	Assets(b)	Assets(b),(c)	Assets	Rate

17.07%(d)	$181,273	0 .85%	0 .92%	1 .16%	15 .4%
12.01 (d)	108,969	0.95	1 .12	1 .65	4 .2
(33.82) (d)	37,408	0.95	–	1 .20	32 .4
11.94 (d),(f)	3,643	0.95 (g)	–	0.22 (g)	16.2 (g)

17.60	94,846	0.38	0 .38	1 .63	15 .4
12.76	54,041	0.39	0 .42	2 .10	4 .2
(33.43)	16,776	0.33	–	1 .72	32 .4
12.54 (f)	1,459	0.31 (g)	–	0.86 (g)	16.2 (g)

16.63	3,766	1.23	–	0 .75	15 .4
11.80	2,213	1.24	–	1.44	4.2
(34.04)	1,078	1.21	–	0 .72	32 .4
11.76 (f)	24	1.19 (g)	–	(0 .05) (g)	16 .2 (g)

16.80	5,194	1.10	–	0 .82	15 .4
11.95	2,476	1.11	–	1.54	4.2
(33.97)	939	1.08	–	1 .71	32 .4
11.88 (f)	30	1.06 (g)	–	0.00 (g)	16.2 (g)

16.98	10,094	0.92	–	1 .14	15 .4
12.11	7,308	0.93	–	1.43	4.2
(33.80)	1,487	0.90	–	1 .85	32 .4
12.06 (f)	721	0.88 (g)	–	0.58 (g)	16.2 (g)

17.16	7,704	0.73	–	1 .23	15 .4
12.40	6,393	0.74	–	1.66	4.2
(33.69)	2,352	0.71	–	2 .75	32 .4
12.18 (f)	3,040	0.69 (g)	–	0.68 (g)	16.2 (g)

17.35	12,668	0.61	–	1 .47	15 .4
12.53	8,327	0.62	–	1.84	4.2
(33.62)	3,708	0.59	–	0 .83	32 .4
12.30 (f)	15	0.57 (g)	–	0.56 (g)	16.2 (g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Underwriter.
(d)	Total return is calculated without the contingent deferred sales charge.
(e)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares each incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

579

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SAM FLEXIBLE INCOME PORTFOLIO
Class J shares
2010	$10 .39	$0.35	$0 .90	$1 .25	($0 .40)	$–	($0 .40)	$11.24
2009	9.46	0 .38	1 .19	1 .57	( 0 .40)	(0.24)	( 0 .64)	10 .39
2008	11.89	0 .37	( 2 .10)	( 1 .73)	( 0 .43)	(0.27)	( 0 .70)	9 .46
2007(e)	11.58	0 .30	0 .29	0 .59	( 0 .28)	–	( 0 .28)	11 .89
Institutional shares
2010	10.42	0 .41	0 .91	1 .32	( 0 .46)	–	( 0 .46)	11 .28
2009	9.48	0 .44	1 .18	1 .62	( 0 .44)	(0.24)	( 0 .68)	10 .42
2008	11.90	0 .42	( 2 .07)	( 1 .65)	( 0 .50)	(0.27)	( 0 .77)	9 .48
2007(e)	11.58	0 .36	0 .30	0 .66	( 0 .34)	–	( 0 .34)	11 .90
R-1 shares
2010	10.39	0 .32	0 .91	1 .23	( 0 .37)	–	( 0 .37)	11 .25
2009	9.47	0 .36	1 .17	1 .53	( 0 .37)	(0.24)	( 0 .61)	10 .39
2008	11.89	0 .34	( 2 .08)	( 1 .74)	( 0 .41)	(0.27)	( 0 .68)	9 .47
2007(e)	11.58	0 .27	0 .30	0 .57	( 0 .26)	–	( 0 .26)	11 .89
R-2 shares
2010	10.41	0 .33	0 .91	1 .24	( 0 .38)	–	( 0 .38)	11 .27
2009	9.48	0 .37	1 .17	1 .54	( 0 .37)	(0.24)	( 0 .61)	10 .41
2008	11.90	0 .40	( 2 .13)	( 1 .73)	( 0 .42)	(0.27)	( 0 .69)	9 .48
2007(e)	11.58	0 .28	0 .31	0 .59	( 0 .27)	–	( 0 .27)	11 .90
R-3 shares
2010	10.41	0 .36	0 .90	1 .26	( 0 .40)	–	( 0 .40)	11 .27
2009	9.47	0 .38	1 .19	1 .57	( 0 .39)	(0.24)	( 0 .63)	10 .41
2008	11.90	0 .42	( 2 .14)	( 1 .72)	( 0 .44)	(0.27)	( 0 .71)	9 .47
2007(e)	11.58	0 .31	0 .29	0 .60	( 0 .28)	–	( 0 .28)	11 .90
R-4 shares
2010	10.41	0 .37	0 .91	1 .28	( 0 .42)	–	( 0 .42)	11 .27
2009	9.47	0 .40	1 .19	1 .59	( 0 .41)	(0.24)	( 0 .65)	10 .41
2008	11.89	0 .46	( 2 .15)	( 1 .69)	( 0 .46)	(0.27)	( 0 .73)	9 .47
2007(e)	11.58	0 .33	0 .28	0 .61	( 0 .30)	–	( 0 .30)	11 .89
R-5 shares
2010	10.41	0 .40	0 .89	1 .29	( 0 .43)	–	( 0 .43)	11 .27
2009	9.47	0 .41	1 .19	1 .60	( 0 .42)	(0.24)	( 0 .66)	10 .41
2008	11.89	0 .44	( 2 .12)	( 1 .68)	( 0 .47)	(0.27)	( 0 .74)	9 .47
2007(e)	11.58	0 .33	0 .29	0 .62	( 0 .31)	–	( 0 .31)	11 .89

See accompanying notes.

580

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income	Portfolio
	Period (in	to Average Net	Average Net	to Average Net	Turnover
Total Return	thousands)	Assets(b)	Assets(b),(c)	Assets	Rate

12.29%(d)	$151,199	0.90%	0 .98%	3 .25%	9 .5%
17.52 (d)	52,672	0.95	1 .23	3 .91	11 .4
(15.33) (d)	9,523	0.95	–	3 .47	35 .1
5.16 (d),(f)	501	0.95 (g)	–	3 .18 (g)	9 .7 (g)

12.91	37,271	0.40	0 .43	3 .79	9 .5
18.12	18,965	0.39	0 .58	4 .50	11 .4
(14.69)	4,929	0.33	–	3 .85	35 .1
5.75 (f)	93	0.31 (g)	–	3 .90 (g)	9 .7 (g)

12.01	908	1.23	–	2.97	9.5
17.06	377	1.24	–	3 .70	11 .4
(15.45)	104	1.21	–	3 .19	35 .1
4.97 (f)	10	1.19 (g)	–	2 .94 (g)	9 .7 (g)

12.15	955	1.10	–	3.05	9.5
17.19	332	1.11	–	3 .83	11 .4
(15.33)	114	1.08	–	3 .68	35 .1
5.16 (f)	101	1.06 (g)	–	3 .02 (g)	9 .7 (g)

12.34	5,283	0.92	–	3.31	9.5
17.56	2,547	0.93	–	3 .88	11 .4
(15.27)	569	0.90	–	3 .85	35 .1
5.30 (f)	302	0.88 (g)	–	3 .37 (g)	9 .7 (g)

12.54	2,535	0.73	–	3.40	9.5
17.74	1,065	0.74	–	4 .15	11 .4
(15.04)	528	0.71	–	4 .17	35 .1
5.36 (f)	377	0.69 (g)	–	3 .55 (g)	9 .7 (g)

12.69	3,039	0.61	–	3.68	9.5
17.87	1,683	0.62	–	4 .21	11 .4
(14.93)	562	0.59	–	4 .17	35 .1
5.46 (f)	11	0.57 (g)	–	3 .59 (g)	9 .7 (g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Underwriter.
(d)	Total return is calculated without the contingent deferred sales charge.
(e)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares each incurred a net realized and unrealized gain of $.01 per share from January 10, 2007, through January 16, 2007.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

581

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income		Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SAM STRATEGIC GROWTH PORTFOLIO
Class J shares
2010	$11.88	$0 .10	$2 .02	$2 .12	($0 .15)	$–	($0 .15)	$13.85
2009	12.05	0 .14	0 .94	1 .08	( 0 .09)	(1.16)	( 1 .25)	11 .88
2008	20.94	0 .10	( 7 .43)	( 7 .33)	( 0 .41)	(1.15)	( 1 .56)	12 .05
2007(e)	18.54	( 0 .03)	2 .43	2 .40	–	–	–	20 .94
Institutional shares
2010	11.97	0 .16	2 .04	2 .20	( 0 .20)	–	( 0 .20)	13 .97
2009	12.12	0 .18	0 .97	1 .15	( 0 .14)	(1.16)	( 1 .30)	11 .97
2008	21.04	0 .26	( 7 .50)	( 7 .24)	( 0 .53)	(1.15)	( 1 .68)	12 .12
2007(e)	18.54	0 .06	2 .44	2 .50	–	–	–	21 .04
R-1 shares
2010	11.84	0 .05	2 .02	2 .07	( 0 .13)	–	( 0 .13)	13 .78
2009	12.02	0 .10	0 .95	1 .05	( 0 .07)	(1.16)	( 1 .23)	11 .84
2008	20.90	0 .10	( 7 .46)	( 7 .36)	( 0 .37)	(1.15)	( 1 .52)	12 .02
2007(e)	18.54	( 0 .07)	2 .43	2 .36	–	–	–	20 .90
R-2 shares
2010	11.88	0 .05	2 .04	2 .09	( 0 .14)	–	( 0 .14)	13 .83
2009	12.03	0 .13	0 .94	1 .07	( 0 .06)	(1.16)	( 1 .22)	11 .88
2008	20.92	0 .08	( 7 .43)	( 7 .35)	( 0 .39)	(1.15)	( 1 .54)	12 .03
2007(e)	18.54	( 0 .08)	2 .46	2 .38	–	–	–	20 .92
R-3 shares
2010	11.89	0 .09	2 .03	2 .12	( 0 .16)	–	( 0 .16)	13 .85
2009	12.06	0 .12	0 .96	1 .08	( 0 .09)	(1.16)	( 1 .25)	11 .89
2008	20.95	0 .26	( 7 .57)	( 7 .31)	( 0 .43)	(1.15)	( 1 .58)	12 .06
2007(e)	18.54	0 .02	2 .39	2 .41	–	–	–	20 .95
R-4 shares
2010	11.92	0 .11	2 .04	2 .15	( 0 .15)	–	( 0 .15)	13 .92
2009	12.07	0 .14	0 .97	1 .11	( 0 .10)	(1.16)	( 1 .26)	11 .92
2008	20.98	0 .38	( 7 .68)	( 7 .30)	( 0 .46)	(1.15)	( 1 .61)	12 .07
2007(e)	18.54	0 .04	2 .40	2 .44	–	–	–	20 .98
R-5 shares
2010	11.92	0 .14	2 .02	2 .16	( 0 .19)	–	( 0 .19)	13 .89
2009	12.09	0 .17	0 .95	1 .12	( 0 .13)	(1.16)	( 1 .29)	11 .92
2008	21.00	0 .09	( 7 .37)	( 7 .28)	( 0 .48)	(1.15)	( 1 .63)	12 .09
2007(e)	18.54	0 .01	2 .45	2 .46	–	–	–	21 .00

See accompanying notes.

582

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income	Portfolio
	Period (in	to Average Net	Average Net	to Average Net	Turnover
Total Return	thousands)	Assets(b)	Assets(b),(c)	Assets	Rate

17.98%(d)	$124,141	0 .88%	0 .95%	0 .76%	15 .6%
10.90 (d)	82,014	0.95	1 .12	1 .33	3 .7
(37.62) (d)	40,275	0.95	–	0 .66	32 .5
12.94 (d),(f)	3,826	0.95 (g)	–	(0 .22) (g)	15 .7 (g)

18.53	46,704	0.40	0 .40	1 .23	15 .6
11.51	27,844	0.39	0 .48	1 .66	3 .7
(37.19)	9,008	0.33	–	1 .64	32 .5
13.48 (f)	1,481	0.31 (g)	–	0.36 (g)	15.7 (g)

17.54	3,515	1.23	–	0 .41	15 .6
10.59	2,477	1.24	–	0.91	3.7
(37.80)	988	1.21	–	0 .65	32 .5
12.73 (f)	44	1.19 (g)	–	(0 .48) (g)	15 .7 (g)

17.74	1,449	1.10	–	0 .42	15 .6
10.75	508	1.11	–	1.21	3.7
(37.73)	290	1.08	–	0 .52	32 .5
12.84 (f)	45	1.06 (g)	–	(0 .50) (g)	15 .7 (g)

17.91	6,761	0.92	–	0 .72	15 .6
10.89	4,093	0.93	–	1.15	3.7
(37.56)	1,011	0.90	–	1 .60	32 .5
13.00 (f)	780	0.88 (g)	–	0.15 (g)	15.7 (g)

18.17	2,638	0.73	–	0 .85	15 .6
11.12	2,638	0.74	–	1.33	3.7
(37.49)	1,134	0.71	–	2 .27	32 .5
13.16 (f)	1,305	0.69 (g)	–	0.22 (g)	15.7 (g)

18.27	4,517	0.61	–	1 .11	15 .6
11.27	1,324	0.62	–	1.60	3.7
(37.37)	1,077	0.59	–	0 .65	32 .5
13.27 (f)	11	0.57 (g)	–	0.10 (g)	15.7 (g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Underwriter.
(d)	Total return is calculated without the contingent deferred sales charge.
(e)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares each incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

583

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset		Net Realized		Dividends	Total
	Value,	Net	and Unrealized Total From		from Net	Dividends	Net Asset
	Beginning of Investment Gain (Loss) on Investment Investment					and	Value, End
	Period	Income (Loss) Investments Operations			Income	Distributions of Period		Total Return
SHORT-TERM INCOME FUND(c)
Class J shares
2010(d)	$12 .00	$0 .08(a)	$0 .16	$0 .24	($0 .07)	($0 .07)	$12 .17	2 .04%(e),(f)
Institutional shares
2010	11.84	0.36(a)	0 .32	0 .68	( 0 .36)	( 0 .36)	12.16	5 .82
2009	11.17	0.46(a)	0 .67	1 .13	( 0 .46)	( 0 .46)	11.84	10 .35
2008	11.60	0.48(a)	( 0 .43)	0 .05	( 0 .48)	( 0 .48)	11.17	0 .40
2007	11.60	0.29(a)	0 .16	0 .45	( 0 .45)	( 0 .45)	11.60	4 .68
2006	11.55	0.45	0 .05	0 .50	( 0 .45)	( 0 .45)	11.60	4 .57
R-1 shares
2010(d)	12.00	0.07(a)	0 .17	0 .24	( 0 .07)	( 0 .07)	12.17	1 .97 (e)
R-2 shares
2010(d)	12.00	0.07(a)	0 .17	0 .24	( 0 .07)	( 0 .07)	12.17	2 .01 (e)
R-3 shares
2010(d)	12.00	0.08(a)	0 .17	0 .25	( 0 .08)	( 0 .08)	12.17	2 .06 (e)
R-4 shares
2010(d)	12.00	0.09(a)	0 .16	0 .25	( 0 .08)	( 0 .08)	12.17	2 .13 (e)
R-5 shares
2010(d)	12.00	0.09(a)	0 .17	0 .26	( 0 .09)	( 0 .09)	12.17	2 .16 (e)

See accompanying notes.

584

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

		Ratio of Gross	Ratio of Net
Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income
Period (in	to Average Net	Average Net	to Average Net	Portfolio
thousands)	Assets	Assets(b)	Assets	Turnover Rate

$52,874	1.07%(g)	1.26%(g)	2 .11%(g)	54 .7%(g),(h)

473,931	0.50	0.50	3 .04	54 .7 (h)
291,633	0.53	0.53	4 .01	40 .8
256,944	0.48	–	4 .11	64 .5
168,551	0.51	–	4 .54	29 .4
181,910	0.55	–	3 .94	14 .0

788	1.30 (g)	–	1 .88 (g)	54 .7 (g),(h)

229	1.18 (g)	–	2 .00 (g)	54 .7 (g),(h)

3,302	0.99 (g)	–	2 .19 (g)	54 .7 (g),(h)

505	0.79 (g)	–	2 .40 (g)	54 .7 (g),(h)

1,540	0.68 (g)	–	2 .51 (g)	54 .7 (g),(h)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	On January 12, 2007 the fund succeeded to the operations of another fund in a shareholder-approved reorganization. As part of the reorganization, the fund issued one share of stock for each five outstanding shares of the predecessor fund, with the result that the fund's net asset value per share was increased without changing the proportionate beneficial interests of shareholders. The financial highlights have been restated to reflect the issuance of new shares.
(d)	Period from July 12, 2010, date operations commenced, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Total return is calculated without the contingent deferred sales charge.
(g)	Computed on an annualized basis.
(h)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Short-Term Bond Fund.

See accompanying notes.

585

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SMALLCAP BLEND FUND
Class J shares
2010	$10 .07	($0 .02)	$2 .47	$2 .45	$–	$–	$–	$12.52
2009	9.97	0 .03	0 .11	0 .14	( 0 .04)	–	( 0 .04)	10 .07
2008	17.27	0 .04	( 5 .91)	( 5 .87)	–	(1.43)	( 1 .43)	9 .97
2007	16.68	( 0 .03)	2 .02	1 .99	–	(1.40)	( 1 .40)	17 .27
2006	15.40	( 0 .03)	2 .25	2 .22	–	(0.94)	( 0 .94)	16 .68
Institutional shares
2010	10.74	0 .05	2 .63	2 .68	( 0 .05)	–	( 0 .05)	13 .37
2009	10.62	0 .08	0 .11	0 .19	( 0 .07)	–	( 0 .07)	10 .74
2008	18.24	0 .08	( 6 .27)	( 6 .19)	–	(1.43)	( 1 .43)	10 .62
2007	17.45	0 .07	2 .12	2 .19	–	(1.40)	( 1 .40)	18 .24
2006	15.97	0 .08	2 .34	2 .42	–	(0.94)	( 0 .94)	17 .45
R-1 shares
2010	10.31	( 0 .05)	2 .52	2 .47	–	–	–	12 .78
2009	10.20	–	0.11	0.11	–	–	–	10 .31
2008	17.72	( 0 .04)	( 6 .05)	( 6 .09)	–	(1.43)	( 1 .43)	10 .20
2007	17.13	( 0 .08)	2 .07	1 .99	–	(1.40)	( 1 .40)	17 .72
2006	15.82	( 0 .07)	2 .32	2 .25	–	(0.94)	( 0 .94)	17 .13
R-2 shares
2010	10.30	( 0 .04)	2 .52	2 .48	–	–	–	12 .78
2009	10.18	0 .01	0 .11	0 .12	–	–	–	10 .30
2008	17.67	( 0 .02)	( 6 .04)	( 6 .06)	–	(1.43)	( 1 .43)	10 .18
2007	17.06	( 0 .06)	2 .07	2 .01	–	(1.40)	( 1 .40)	17 .67
2006	15.74	( 0 .04)	2 .30	2 .26	–	(0.94)	( 0 .94)	17 .06
R-3 shares
2010	10.47	( 0 .02)	2 .56	2 .54	–	–	–	13 .01
2009	10.32	0 .03	0 .12	0 .15	–	–	–	10 .47
2008	17.86	–	( 6 .11)	( 6 .11)	–	(1.43)	( 1 .43)	10 .32
2007	17.21	( 0 .03)	2 .08	2 .05	–	(1.40)	( 1 .40)	17 .86
2006	15.85	( 0 .02)	2 .32	2 .30	–	(0.94)	( 0 .94)	17 .21
R-4 shares
2010	10.65	0 .01	2 .60	2 .61	( 0 .02)	–	( 0 .02)	13 .24
2009	10.51	0 .05	0 .12	0 .17	( 0 .03)	–	( 0 .03)	10 .65
2008	18.14	0 .03	( 6 .23)	( 6 .20)	–	(1.43)	( 1 .43)	10 .51
2007	17.42	–	2.12	2.12	–	(1.40)	( 1 .40)	18 .14
2006	15.93	0 .01	2 .42	2 .43	–	(0.94)	( 0 .94)	17 .42
R-5 shares
2010	10.76	0 .02	2 .63	2 .65	( 0 .03)	–	( 0 .03)	13 .38
2009	10.61	0 .06	0 .12	0 .18	( 0 .03)	–	( 0 .03)	10 .76
2008	18.28	0 .05	( 6 .29)	( 6 .24)	–	(1.43)	( 1 .43)	10 .61
2007	17.54	0 .02	2 .12	2 .14	–	(1.40)	( 1 .40)	18 .28
2006	16.08	0 .04	2 .36	2 .40	–	(0.94)	( 0 .94)	17 .54

See accompanying notes.

586

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

24.33%(c)	$86,986	1.35%	1 .42%	(0 .16)%	65 .2%
1.43 (c)	75,770	1.32	1 .35	0 .32	89 .5
(36.73) (c)	83,926	1.04	–	0 .32	55 .6
12.59 (c)	159,977	1.33	–	(0 .18)	60 .9
14.90 (c)	146,800	1.45	–	(0 .20)	103 .0

25.03	35,729	0.80	0 .83	0 .39	65 .2
1.92	28,365	0.79	0 .85	0 .84	89 .5
(36.52)	26,459	0.77	–	0 .58	55 .6
13.22	42,510	0.75	–	0 .40	60 .9
15.66	39,492	0.75	–	0 .50	103 .0

23.96	232	1.65	–	(0 .46)	65 .2
1.08	203	1.65	–	(0 .02)	89 .5
(37.07)	218	1.65	–	(0 .28)	55 .6
12.24	414	1.63	–	(0 .47)	60 .9
14.69	187	1.63	–	(0 .41)	103 .0

24.08	1,195	1.52	–	(0 .33)	65 .2
1.18	1,091	1.52	–	0 .12	89 .5
(37.00)	1,312	1.52	–	(0 .16)	55 .6
12.42	2,626	1.50	–	(0 .35)	60 .9
14.83	2,490	1.50	–	(0 .25)	103 .0

24.26	889	1.34	–	(0 .15)	65 .2
1.45	700	1.34	–	0 .30	89 .5
(36.88)	1,050	1.34	–	0 .01	55 .6
12.55	1,930	1.32	–	(0 .17)	60 .9
14.99	2,285	1.32	–	(0 .09)	103 .0

24.52	2,139	1.15	–	0 .04	65 .2
1.63	1,914	1.15	–	0 .50	89 .5
(36.79)	1,746	1.15	–	0 .19	55 .6
12.82	2,141	1.13	–	0 .02	60 .9
15.77	1,452	1.13	–	0 .05	103 .0

24.72	3,314	1.03	–	0 .16	65 .2
1.76	2,856	1.03	–	0 .60	89 .5
(36.73)	1,181	1.03	–	0 .32	55 .6
12.85	2,584	1.01	–	0 .14	60 .9
15.42	7,084	1.01	–	0 .24	103 .0

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

587

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Distributions	Total
	Value,	Investment and Unrealized Total From			from	Dividends Net Asset
	Beginning	Income	Gain (Loss) on Investment		Realized	and	Value, End
	of Period	(Loss)(a)	Investments Operations		Gains	Distributions of Period		Total Return
SMALLCAP GROWTH FUND
Class J shares
2010	$5 .44	($0 .06)	$1 .38	$1 .32	$–	$–	$6.76	24 .26%(c)
2009	5.10	(0.04)	0 .38	0 .34	–	–	5 .44	6 .67 (c)
2008	9.57	(0.06)	( 3 .83)	( 3 .89)	( 0 .58)	(0.58)	5.10	(43 .15) (c)
2007	8.42	(0.07)	1 .60	1 .53	( 0 .38)	(0.38)	9.57	18 .87 (c)
2006	7.87	(0.07)	1 .12	1 .05	( 0 .50)	(0.50)	8.42	13 .69 (c)
Institutional shares
2010	5.91	(0.02)	1 .50	1 .48	–	–	7 .39	25 .04
2009	5.50	(0.01)	0 .42	0 .41	–	–	5 .91	7 .47
2008	10.21	(0.01)	( 4 .12)	( 4 .13)	( 0 .58)	(0.58)	5.50	(42 .78)
2007	8.89	(0.01)	1 .71	1 .70	( 0 .38)	(0.38)	10.21	19 .82
2006	8.22	(0.01)	1 .18	1 .17	( 0 .50)	(0.50)	8.89	14 .60
R-1 shares
2010	5.64	(0.08)	1 .43	1 .35	–	–	6 .99	23 .94
2009	5.29	(0.05)	0 .40	0 .35	–	–	5 .64	6 .62
2008	9.93	(0.08)	( 3 .98)	( 4 .06)	( 0 .58)	(0.58)	5.29	(43 .31)
2007	8.73	(0.09)	1 .67	1 .58	( 0 .38)	(0.38)	9.93	18 .76
2006	8.15	(0.08)	1 .16	1 .08	( 0 .50)	(0.50)	8.73	13 .58
R-2 shares
2010	5.74	(0.07)	1 .46	1 .39	–	–	7 .13	24 .22
2009	5.38	(0.04)	0 .40	0 .36	–	–	5 .74	6 .69
2008	10.07	(0.07)	( 4 .04)	( 4 .11)	( 0 .58)	(0.58)	5.38	(43 .19)
2007	8.84	(0.08)	1 .69	1 .61	( 0 .38)	(0.38)	10.07	18 .87
2006	8.23	(0.07)	1 .18	1 .11	( 0 .50)	(0.50)	8.84	13 .82
R-3 shares
2010	5.83	(0.06)	1 .48	1 .42	–	–	7 .25	24 .36
2009	5.45	(0.03)	0 .41	0 .38	–	–	5 .83	6 .97
2008	10.18	(0.05)	( 4 .10)	( 4 .15)	( 0 .58)	(0.58)	5.45	(43 .12)
2007	8.92	(0.07)	1 .71	1 .64	( 0 .38)	(0.38)	10.18	19 .05
2006	8.29	(0.06)	1 .19	1 .13	( 0 .50)	(0.50)	8.92	13 .97
R-4 shares
2010	5.97	(0.05)	1 .52	1 .47	–	–	7 .44	24 .62
2009	5.58	(0.03)	0 .42	0 .39	–	–	5 .97	6 .99
2008	10.38	(0.04)	( 4 .18)	( 4 .22)	( 0 .58)	(0.58)	5.58	(42 .95)
2007	9.07	(0.05)	1 .74	1 .69	( 0 .38)	(0.38)	10.38	19 .30
2006	8.41	(0.04)	1 .20	1 .16	( 0 .50)	(0.50)	9.07	14 .14
R-5 shares
2010	6.03	(0.04)	1 .53	1 .49	–	–	7 .52	24 .71
2009	5.62	(0.02)	0 .43	0 .41	–	–	6 .03	7 .30
2008	10.44	(0.03)	( 4 .21)	( 4 .24)	( 0 .58)	(0.58)	5.62	(42 .89)
2007	9.11	(0.03)	1 .74	1 .71	( 0 .38)	(0.38)	10.44	19 .44
2006	8.43	(0.03)	1 .21	1 .18	( 0 .50)	(0.50)	9.11	14 .35

See accompanying notes.

588

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
	Ratio of Expenses	Ratio of Gross	Investment Income
Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

$25,075	1.43%	1.49%	(0 .98)%	89 .1%
21,738	1.56	1.61	(0 .89)	96 .8
21,941	1.42	–	(0 .76)	62 .9
41,871	1.46	–	(0 .79)	70 .0 (d)
35,009	1.53	–	(0 .88)	109 .9

179,020	0.80	0.82	(0 .36)	89 .1
164,515	0.79	0.82	(0 .13)	96 .8
162,099	0.76	–	(0 .11)	62 .9
307,452	0.75	–	(0 .14)	70 .0 (d)
8,368	0.75	–	(0 .08)	109 .9

647	1.64	–	(1 .20)	89 .1
563	1.64	–	(0 .96)	96 .8
312	1.65	–	(1 .01)	62 .9
204	1.63	–	(0 .99)	70 .0 (d)
77	1.63	–	(0 .97)	109 .9

529	1.51	–	(1 .07)	89 .1
437	1.51	–	(0 .84)	96 .8
381	1.51	–	(0 .84)	62 .9
848	1.50	–	(0 .83)	70 .0 (d)
574	1.50	–	(0 .80)	109 .9

1,814	1.33	–	(0 .90)	89 .1
2,182	1.33	–	(0 .66)	96 .8
2,071	1.34	–	(0 .69)	62 .9
1,862	1.32	–	(0 .70)	70 .0 (d)
71	1.32	–	(0 .65)	109 .9

281	1.14	–	(0 .72)	89 .1
444	1.14	–	(0 .55)	96 .8
1,231	1.15	–	(0 .52)	62 .9
343	1.13	–	(0 .47)	70 .0 (d)
62	1.13	–	(0 .44)	109 .9

3,776	1.02	–	(0 .54)	89 .1
1,521	1.02	–	(0 .42)	96 .8
2,157	1.03	–	(0 .42)	62 .9
1,352	1.01	–	(0 .34)	70 .0 (d)
1,061	1.01	–	(0 .33)	109 .9

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Growth Fund.

See accompanying notes.

589

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Distributions	Total
	Value,	Investment and Unrealized Total From			from	Dividends Net Asset
	Beginning	Income	Gain (Loss) on Investment		Realized	and	Value, End
	of Period	(Loss)(a)	Investments Operations		Gains	Distributions of Period		Total Return
SMALLCAP GROWTH FUND I
Class J shares
2010	$6 .27	($0 .12)	$2 .35	$2 .23	$–	$–	$8.50	35 .57%(c)
2009	5.52	(0.10)	0 .85	0 .75	–	–	6 .27	13 .59 (c)
2008	10.79	(0.11)	( 4 .29)	( 4 .40)	( 0 .87)	(0.87)	5.52	(44 .11) (c)
2007	8.83	(0.15)	2 .51	2 .36	( 0 .40)	(0.40)	10.79	27 .71 (c)
2006	8.02	(0.16)	0 .97	0 .81	–	–	8 .83	10 .10 (c)
Institutional shares
2010	7.03	(0.06)	2 .65	2 .59	–	–	9 .62	36 .85
2009	6.16	(0.04)	0 .91	0 .87	–	–	7 .03	14 .12
2008	11.82	(0.04)	( 4 .75)	( 4 .79)	( 0 .87)	(0.87)	6.16	(43 .53)
2007	9.55	(0.07)	2 .74	2 .67	( 0 .40)	(0.40)	11.82	28 .90
2006	8.59	(0.08)	1 .04	0 .96	–	–	9 .55	11 .18
R-1 shares
2010	6.72	(0.13)	2 .52	2 .39	–	–	9 .11	35 .57
2009	5.92	(0.10)	0 .90	0 .80	–	–	6 .72	13 .51
2008	11.50	(0.11)	( 4 .60)	( 4 .71)	( 0 .87)	(0.87)	5.92	(44 .09)
2007	9.38	(0.15)	2 .67	2 .52	( 0 .40)	(0.40)	11.50	27 .78
2006	8.52	(0.16)	1 .02	0 .86	–	–	9 .38	10 .09
R-2 shares
2010	6.56	(0.11)	2 .46	2 .35	–	–	8 .91	35 .82
2009	5.78	(0.08)	0 .86	0 .78	–	–	6 .56	13 .49
2008	11.22	(0.10)	( 4 .47)	( 4 .57)	( 0 .87)	(0.87)	5.78	(43 .93)
2007	9.15	(0.14)	2 .61	2 .47	( 0 .40)	(0.40)	11.22	27 .94
2006	8.30	(0.14)	0 .99	0 .85	–	–	9 .15	10 .24
R-3 shares
2010	6.69	(0.10)	2 .50	2 .40	–	–	9 .09	35 .87
2009	5.88	(0.08)	0 .89	0 .81	–	–	6 .69	13 .78
2008	11.38	(0.09)	( 4 .54)	( 4 .63)	( 0 .87)	(0.87)	5.88	(43 .83)
2007	9.25	(0.12)	2 .65	2 .53	( 0 .40)	(0.40)	11.38	28 .30
2006	8.37	(0.13)	1 .01	0 .88	–	–	9 .25	10 .51
R-4 shares
2010	6.81	(0.09)	2 .56	2 .47	–	–	9 .28	36 .27
2009	5.97	(0.07)	0 .91	0 .84	–	–	6 .81	14 .07
2008	11.53	(0.07)	( 4 .62)	( 4 .69)	( 0 .87)	(0.87)	5.97	(43 .77)
2007	9.36	(0.10)	2 .67	2 .57	( 0 .40)	(0.40)	11.53	28 .40
2006	8.44	(0.11)	1 .03	0 .92	–	–	9 .36	10 .90
R-5 shares
2010	6.91	(0.08)	2 .60	2 .52	–	–	9 .43	36 .47
2009	6.06	(0.06)	0 .91	0 .85	–	–	6 .91	14 .03
2008	11.68	(0.06)	( 4 .69)	( 4 .75)	( 0 .87)	(0.87)	6.06	(43 .72)
2007	9.46	(0.09)	2 .71	2 .62	( 0 .40)	(0.40)	11.68	28 .64
2006	8.54	(0.10)	1 .02	0 .92	–	–	9 .46	10 .77

See accompanying notes.

590

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

		Ratio of Gross	Ratio of Net
Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income	Portfolio
Period (in	to Average Net	Average Net	to Average Net	Turnover
thousands)	Assets	Assets(b)	Assets	Rate

$15,935	1.98%	2.07%	(1 .60)%	125 .2%
10,076	2.21	2.27	(1 .80)	159 .5
6,867	1.99	–	(1 .32)	115 .5
12,437	2.02	–	(1 .56)	85 .0
9,581	2.05	2.08	(1 .76)	100 .3

748,898	1.09	1.12	(0 .71)	125 .2
367,233	1.11	1.12	(0 .69)	159 .5
104,406	1.12	–	(0 .46)	115 .5
173,460	1.10	–	(0 .63)	85 .0
95,185	1.10	–	(0 .82)	100 .3

1,905	1.97 (d)	–	(1 .59)	125 .2
1,139	1.98 (d)	–	(1 .55)	159 .5
267	2.00	–	(1 .34)	115 .5
202	1.98	–	(1 .50)	85 .0
43	1.98	–	(1 .69)	100 .3

3,735	1.84 (d)	–	(1 .45)	125 .2
2,280	1.85 (d)	–	(1 .44)	159 .5
1,285	1.87	–	(1 .21)	115 .5
2,040	1.85	–	(1 .37)	85 .0
891	1.85	–	(1 .56)	100 .3

7,952	1.66 (d)	–	(1 .27)	125 .2
4,753	1.67 (d)	–	(1 .26)	159 .5
1,914	1.69	–	(1 .03)	115 .5
3,315	1.67	–	(1 .19)	85 .0
2,583	1.67	–	(1 .37)	100 .3

5,503	1.47 (d)	–	(1 .08)	125 .2
3,536	1.48 (d)	–	(1 .07)	159 .5
1,791	1.50	–	(0 .84)	115 .5
934	1.48	–	(1 .01)	85 .0
465	1.48	–	(1 .18)	100 .3

13,515	1.35 (d)	–	(0 .97)	125 .2
6,124	1.36 (d)	–	(0 .97)	159 .5
4,123	1.38	–	(0 .72)	115 .5
8,766	1.36	–	(0 .88)	85 .0
5,360	1.36	–	(1 .07)	100 .3

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

591

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Distributions	Total
	Value,	Investment and Unrealized Total From			from	Dividends Net Asset
	Beginning	Income	Gain (Loss) on Investment		Realized	and	Value, End
	of Period	(Loss)(a)	Investments Operations		Gains	Distributions of Period		Total Return
SMALLCAP GROWTH FUND II
Class J shares
2010	$5 .29	($0 .08)	$1 .58	$1 .50	$–	$–	$6.79	28 .36%(c)
2009	4.99	(0.06)	0 .36	0 .30	–	–	5 .29	6 .01 (c)
2008	9.31	(0.10)	( 3 .68)	( 3 .78)	( 0 .54)	(0.54)	4.99	(42 .82) (c)
2007	8.68	(0.12)	1 .45	1 .33	( 0 .70)	(0.70)	9.31	16 .33 (c)
2006	8.19	(0.13)	1 .10	0 .97	( 0 .48)	(0.48)	8.68	12 .12 (c)
Institutional shares
2010	6.03	(0.05)	1 .81	1 .76	–	–	7 .79	29 .19
2009	5.66	(0.04)	0 .41	0 .37	–	–	6 .03	6 .54
2008	10.39	(0.05)	( 4 .14)	( 4 .19)	( 0 .54)	(0.54)	5.66	(42 .29)
2007	9.54	(0.05)	1 .60	1 .55	( 0 .70)	(0.70)	10.39	17 .22
2006	8.88	(0.06)	1 .20	1 .14	( 0 .48)	(0.48)	9.54	13 .13
R-1 shares
2010	5.76	(0.10)	1 .72	1 .62	–	–	7 .38	28 .12
2009	5.45	(0.08)	0 .39	0 .31	–	–	5 .76	5 .69
2008	10.12	(0.12)	( 4 .01)	( 4 .13)	( 0 .54)	(0.54)	5.45	(42 .85)
2007	9.38	(0.14)	1 .58	1 .44	( 0 .70)	(0.70)	10.12	16 .29
2006	8.81	(0.14)	1 .19	1 .05	( 0 .48)	(0.48)	9.38	12 .17
R-2 shares
2010	5.55	(0.09)	1 .66	1 .57	–	–	7 .12	28 .29
2009	5.25	(0.07)	0 .37	0 .30	–	–	5 .55	5 .71
2008	9.75	(0.10)	( 3 .86)	( 3 .96)	( 0 .54)	(0.54)	5.25	(42 .73)
2007	9.06	(0.12)	1 .51	1 .39	( 0 .70)	(0.70)	9.75	16 .31
2006	8.51	(0.12)	1 .15	1 .03	( 0 .48)	(0.48)	9.06	12 .37
R-3 shares
2010	5.71	(0.08)	1 .71	1 .63	–	–	7 .34	28 .55
2009	5.40	(0.06)	0 .37	0 .31	–	–	5 .71	5 .74
2008	9.98	(0.09)	( 3 .95)	( 4 .04)	( 0 .54)	(0.54)	5.40	(42 .54)
2007	9.24	(0.10)	1 .54	1 .44	( 0 .70)	(0.70)	9.98	16 .55
2006	8.66	(0.11)	1 .17	1 .06	( 0 .48)	(0.48)	9.24	12 .52
R-4 shares
2010	5.80	(0.07)	1 .74	1 .67	–	–	7 .47	28 .79
2009	5.47	(0.05)	0 .38	0 .33	–	–	5 .80	6 .03
2008	10.09	(0.08)	( 4 .00)	( 4 .08)	( 0 .54)	(0.54)	5.47	(42 .47)
2007	9.31	(0.09)	1 .57	1 .48	( 0 .70)	(0.70)	10.09	16 .87
2006	8.70	(0.09)	1 .18	1 .09	( 0 .48)	(0.48)	9.31	12 .81
R-5 shares
2010	5.88	(0.06)	1 .77	1 .71	–	–	7 .59	29 .08
2009	5.54	(0.05)	0 .39	0 .34	–	–	5 .88	6 .14
2008	10.21	(0.07)	( 4 .06)	( 4 .13)	( 0 .54)	(0.54)	5.54	(42 .46)
2007	9.41	(0.08)	1 .58	1 .50	( 0 .70)	(0.70)	10.21	16 .91
2006	8.78	(0.08)	1 .19	1 .11	( 0 .48)	(0.48)	9.41	12 .93

See accompanying notes.

592

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
	Ratio of Expenses	Ratio of Gross	Investment Income
Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

$17,400	1.58%	1.89%	(1 .24)%	81 .0%
14,907	1.59	1.98	(1 .23)	131 .8
14,841	1.85	–	(1 .44)	78 .0
27,431	1.84	–	(1 .39)	62 .9
18,405	1.93	–	(1 .55)	80 .7

215,546	1.01 (d)	–	(0 .67)	81 .0
271,187	1.01 (d)	–	(0 .65)	131 .8
279,437	1.01	–	(0 .60)	78 .0
577,388	1.00	–	(0 .54)	62 .9
524,636	1.00	–	(0 .62)	80 .7

1,239	1.89 (d)	–	(1 .55)	81 .0
1,212	1.89 (d)	–	(1 .52)	131 .8
1,187	1.89	–	(1 .48)	78 .0
1,945	1.87	–	(1 .43)	62 .9
770	1.88	–	(1 .50)	80 .7

5,723	1.76 (d)	–	(1 .42)	81 .0
6,173	1.76 (d)	–	(1 .39)	131 .8
6,520	1.76	–	(1 .35)	78 .0
15,348	1.74	–	(1 .29)	62 .9
13,230	1.75	–	(1 .37)	80 .7

5,728	1.58 (d)	–	(1 .24)	81 .0
6,620	1.58 (d)	–	(1 .21)	131 .8
7,908	1.58	–	(1 .17)	78 .0
17,704	1.56	–	(1 .11)	62 .9
15,126	1.57	–	(1 .19)	80 .7

4,205	1.39 (d)	–	(1 .05)	81 .0
5,824	1.39 (d)	–	(1 .03)	131 .8
5,468	1.39	–	(0 .98)	78 .0
9,794	1.37	–	(0 .93)	62 .9
5,463	1.38	–	(0 .99)	80 .7

10,129	1.27 (d)	–	(0 .93)	81 .0
16,391	1.27 (d)	–	(0 .91)	131 .8
18,828	1.27	–	(0 .86)	78 .0
40,400	1.25	–	(0 .80)	62 .9
28,224	1.26	–	(0 .88)	80 .7

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

593

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SMALLCAP S&P 600 INDEX FUND
Class J shares
2010	$11 .04	$0.03	$2 .73	$2 .76	($0 .03)	$–	($0 .03)	$13.77
2009	11.48	0 .04	0 .34	0 .38	( 0 .09)	(0.73)	( 0 .82)	11 .04
2008	18.74	0 .09	( 5 .78)	( 5 .69)	( 0 .05)	(1.52)	( 1 .57)	11 .48
2007	17.99	0 .05	1 .81	1 .86	( 0 .02)	(1.09)	( 1 .11)	18 .74
2006	15.99	0 .02	2 .36	2 .38	–	(0.38)	( 0 .38)	17 .99
Institutional shares
2010	11.48	0 .11	2 .83	2 .94	( 0 .11)	–	( 0 .11)	14 .31
2009	11.91	0 .12	0 .36	0 .48	( 0 .18)	(0.73)	( 0 .91)	11 .48
2008	19.37	0 .20	( 5 .99)	( 5 .79)	( 0 .15)	(1.52)	( 1 .67)	11 .91
2007	18.58	0 .18	1 .85	2 .03	( 0 .15)	(1.09)	( 1 .24)	19 .37
2006	16.50	0 .15	2 .44	2 .59	( 0 .13)	(0.38)	( 0 .51)	18 .58
R-1 shares
2010	11.37	–	2 .81	2 .81	( 0 .03)	–	( 0 .03)	14 .15
2009	11.77	0 .03	0 .37	0 .40	( 0 .07)	(0.73)	( 0 .80)	11 .37
2008	19.18	0 .06	( 5 .94)	( 5 .88)	( 0 .01)	(1.52)	( 1 .53)	11 .77
2007	18.41	0 .01	1 .85	1 .86	–	(1.09)	( 1 .09)	19 .18
2006	16.37	–	2.42	2.42	–	(0.38)	( 0 .38)	18 .41
R-2 shares
2010	11.54	0 .02	2 .86	2 .88	( 0 .03)	–	( 0 .03)	14 .39
2009	11.94	0 .05	0 .36	0 .41	( 0 .08)	(0.73)	( 0 .81)	11 .54
2008	19.42	0 .08	( 6 .01)	( 5 .93)	( 0 .03)	(1.52)	( 1 .55)	11 .94
2007	18.61	0 .04	1 .87	1 .91	( 0 .01)	(1.09)	( 1 .10)	19 .42
2006	16.53	0 .02	2 .44	2 .46	–	(0.38)	( 0 .38)	18 .61
R-3 shares
2010	11.63	0 .04	2 .88	2 .92	( 0 .05)	–	( 0 .05)	14 .50
2009	12.04	0 .07	0 .36	0 .43	( 0 .11)	(0.73)	( 0 .84)	11 .63
2008	19.57	0 .11	( 6 .06)	( 5 .95)	( 0 .06)	(1.52)	( 1 .58)	12 .04
2007	18.75	0 .07	1 .88	1 .95	( 0 .04)	(1.09)	( 1 .13)	19 .57
2006	16.65	0 .05	2 .46	2 .51	( 0 .03)	(0.38)	( 0 .41)	18 .75
R-4 shares
2010	11.71	0 .07	2 .90	2 .97	( 0 .07)	–	( 0 .07)	14 .61
2009	12.13	0 .09	0 .36	0 .45	( 0 .14)	(0.73)	( 0 .87)	11 .71
2008	19.70	0 .14	( 6 .10)	( 5 .96)	( 0 .09)	(1.52)	( 1 .61)	12 .13
2007	18.87	0 .11	1 .89	2 .00	( 0 .08)	(1.09)	( 1 .17)	19 .70
2006	16.75	0 .09	2 .47	2 .56	( 0 .06)	(0.38)	( 0 .44)	18 .87
R-5 shares
2010	11.75	0 .08	2 .90	2 .98	( 0 .08)	–	( 0 .08)	14 .65
2009	12.15	0 .10	0 .38	0 .48	( 0 .15)	(0.73)	( 0 .88)	11 .75
2008	19.74	0 .16	( 6 .12)	( 5 .96)	( 0 .11)	(1.52)	( 1 .63)	12 .15
2007	18.90	0 .13	1 .90	2 .03	( 0 .10)	(1.09)	( 1 .19)	19 .74
2006	16.78	0 .11	2 .47	2 .58	( 0 .08)	(0.38)	( 0 .46)	18 .90

See accompanying notes.

594

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income	Portfolio
	Period (in	to Average Net	Average Net	to Average Net	Turnover
Total Return	thousands)	Assets	Assets(b)	Assets	Rate

25.09%(c)	$82,762	0.81%	0 .88%	0 .22%	30 .1%
4.55 (c)	64,977	0.93	0 .98	0 .46	22 .8
(32.80) (c)	60,133	0.84	–	0 .60	58 .8
10.67 (c)	87,109	0.82	–	0 .29	62 .0
15.06 (c)	73,824	0.89	–	0 .13	56 .2

25.70	85,231	0.20	0 .30	0 .83	30 .1
5.40	201,800	0.19	0 .22	1 .18	22 .8
(32.33)	194,154	0.16	–	1 .28	58 .8
11.40	235,208	0.15	–	0 .96	62 .0
15.95	165,346	0.15	–	0 .87	56 .2

24.71	7,286	1.05	–	(0 .02)	30 .1
4.57	5,360	1.04	–	0 .31	22 .8
(32.98)	3,290	1.04	–	0 .40	58 .8
10.44	4,520	1.03	–	0 .08	62 .0
14.96	1,949	1.03	–	(0 .01)	56 .2

24.98	19,492	0.92	–	0 .11	30 .1
4.58	16,679	0.91	–	0 .46	22 .8
(32.85)	14,810	0.91	–	0 .53	58 .8
10.61	25,125	0.90	–	0 .21	62 .0
15.06	22,868	0.90	–	0 .12	56 .2

25.18	47,049	0.74	–	0 .30	30 .1
4.78	41,150	0.73	–	0 .65	22 .8
(32.74)	34,569	0.73	–	0 .71	58 .8
10.78	50,068	0.72	–	0 .39	62 .0
15.26	34,153	0.72	–	0 .30	56 .2

25.44	36,410	0.55	–	0 .49	30 .1
4.98	28,218	0.54	–	0 .83	22 .8
(32.61)	20,987	0.54	–	0 .90	58 .8
10.99	17,278	0.53	–	0 .59	62 .0
15.51	12,791	0.53	–	0 .49	56 .2

25.49	87,847	0.43	–	0 .61	30 .1
5.17	71,575	0.42	–	0 .95	22 .8
(32.56)	57,389	0.42	–	1 .01	58 .8
11.16	90,876	0.41	–	0 .70	62 .0
15.63	76,595	0.41	–	0 .61	56 .2

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

595

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income		Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SMALLCAP VALUE FUND
Class J shares
2010	$11.23	$0 .04	$2 .28	$2 .32	($0 .04)	$–	($0 .04)	$13.51
2009	11.91	0 .05	( 0 .72)	( 0 .67)	( 0 .01)	–	( 0 .01)	11 .23
2008	18.27	0 .04	( 4 .99)	( 4 .95)	( 0 .08)	(1.33)	( 1 .41)	11 .91
2007	18.67	0 .06	0 .43	0 .49	–	(0.89)	( 0 .89)	18 .27
2006	17.02	0 .01	2 .92	2 .93	–	(1.28)	( 1 .28)	18 .67
Institutional shares
2010	11.64	0 .11	2 .37	2 .48	( 0 .11)	–	( 0 .11)	14 .01
2009	12.37	0 .12	( 0 .75)	( 0 .63)	( 0 .10)	–	( 0 .10)	11 .64
2008	18.91	0 .14	( 5 .17)	( 5 .03)	( 0 .18)	(1.33)	( 1 .51)	12 .37
2007	19.32	0 .18	0 .44	0 .62	( 0 .14)	(0.89)	( 1 .03)	18 .91
2006	17.54	0 .14	3 .01	3 .15	( 0 .09)	(1.28)	( 1 .37)	19 .32
R-1 shares
2010	11.46	–	2 .34	2 .34	( 0 .03)	–	( 0 .03)	13 .77
2009	12.17	0 .03	( 0 .73)	( 0 .70)	( 0 .01)	–	( 0 .01)	11 .46
2008	18.63	–	( 5 .09)	( 5 .09)	( 0 .04)	(1.33)	( 1 .37)	12 .17
2007	19.07	0 .02	0 .43	0 .45	–	(0.89)	( 0 .89)	18 .63
2006	17.39	( 0 .02)	2 .98	2 .96	–	(1.28)	( 1 .28)	19 .07
R-2 shares
2010	11.48	0 .02	2 .34	2 .36	( 0 .04)	–	( 0 .04)	13 .80
2009	12.17	0 .04	( 0 .73)	( 0 .69)	–	–	–	11 .48
2008	18.63	0 .03	( 5 .10)	( 5 .07)	( 0 .06)	(1.33)	( 1 .39)	12 .17
2007	19.05	0 .05	0 .42	0 .47	–	(0.89)	( 0 .89)	18 .63
2006	17.35	0 .01	2 .97	2 .98	–	(1.28)	( 1 .28)	19 .05
R-3 shares
2010	11.60	0 .05	2 .36	2 .41	( 0 .06)	–	( 0 .06)	13 .95
2009	12.30	0 .06	( 0 .73)	( 0 .67)	( 0 .03)	–	( 0 .03)	11 .60
2008	18.83	0 .05	( 5 .16)	( 5 .11)	( 0 .09)	(1.33)	( 1 .42)	12 .30
2007	19.23	0 .08	0 .43	0 .51	( 0 .02)	(0.89)	( 0 .91)	18 .83
2006	17.47	0 .04	3 .00	3 .04	–	(1.28)	( 1 .28)	19 .23
R-4 shares
2010	11.67	0 .07	2 .37	2 .44	( 0 .07)	–	( 0 .07)	14 .04
2009	12.38	0 .09	( 0 .74)	( 0 .65)	( 0 .06)	–	( 0 .06)	11 .67
2008	18.93	0 .08	( 5 .18)	( 5 .10)	( 0 .12)	(1.33)	( 1 .45)	12 .38
2007	19.34	0 .12	0 .42	0 .54	( 0 .06)	(0.89)	( 0 .95)	18 .93
2006	17.56	0 .07	3 .02	3 .09	( 0 .03)	(1.28)	( 1 .31)	19 .34
R-5 shares
2010	11.73	0 .09	2 .39	2 .48	( 0 .09)	–	( 0 .09)	14 .12
2009	12.44	0 .10	( 0 .75)	( 0 .65)	( 0 .06)	–	( 0 .06)	11 .73
2008	19.02	0 .10	( 5 .21)	( 5 .11)	( 0 .14)	(1.33)	( 1 .47)	12 .44
2007	19.42	0 .13	0 .45	0 .58	( 0 .09)	(0.89)	( 0 .98)	19 .02
2006	17.63	0 .10	3 .02	3 .12	( 0 .05)	(1.28)	( 1 .33)	19 .42

See accompanying notes.

596

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

20.69%(c)	$41,296	1.40%	1 .47%	0 .28%	77 .9%
(5 .59) (c)	36,827	1.46	1 .51	0 .47	97 .2
(29.08) (c)	43,601	1.38	–	0 .30	101 .9
2.57 (c)	70,236	1.41	–	0 .32	112 .8 (d)
18.12 (c)	67,102	1.47	1 .47	0 .07	97 .9

21.47	196,946	0.80	–	0 .87	77 .9
(5 .01)	304,482	0.78	–	1 .14	97 .2
(28.61)	329,103	0.76	–	0 .91	101 .9
3.17	443,376	0.75	–	0 .92	112 .8 (d)
18.99	105,863	0.75	–	0 .79	97 .9

20.42	1,863	1.64	–	0 .03	77 .9
(5 .79)	1,637	1.64	–	0 .27	97 .2
(29.23)	1,261	1.64	–	0 .03	101 .9
2.29	1,431	1.63	–	0 .10	112 .8 (d)
17.90	1,058	1.63	–	(0 .09)	97 .9

20.60	5,960	1.51	–	0 .17	77 .9
(5 .67)	5,538	1.51	–	0 .41	97 .2
(29.14)	5,716	1.51	–	0 .17	101 .9
2.40	8,117	1.50	–	0 .24	112 .8 (d)
18.07	6,641	1.50	–	0 .04	97 .9

20.88	10,952	1.33	–	0 .36	77 .9
(5 .47)	15,143	1.33	–	0 .55	97 .2
(29.08)	9,695	1.33	–	0 .35	101 .9
2.62	14,069	1.32	–	0 .40	112 .8 (d)
18.30	9,385	1.32	–	0 .21	97 .9

21.01	4,073	1.14	–	0 .55	77 .9
(5 .26)	6,368	1.14	–	0 .79	97 .2
(28.90)	7,085	1.14	–	0 .53	101 .9
2.76	8,026	1.13	–	0 .60	112 .8 (d)
18.52	4,406	1.13	–	0 .39	97 .9

21.23	15,602	1.02	–	0 .65	77 .9
(5 .17)	23,867	1.02	–	0 .90	97 .2
(28.84)	25,204	1.02	–	0 .66	101 .9
2.93	37,447	1.01	–	0 .70	112 .8 (d)
18.64	18,180	1.01	–	0 .53	97 .9

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Value Fund.

See accompanying notes.

597

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of Income		Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SMALLCAP VALUE FUND I
Institutional shares
2010	$10.82	$0 .08	$2 .56	$2 .64	($0 .12)	$–	($0 .12)	$13.34
2009	11.16	0 .10	( 0 .30)	( 0 .20)	( 0 .14)	–	( 0 .14)	10 .82
2008	18.42	0 .15	( 5 .93)	( 5 .78)	( 0 .12)	(1.36)	( 1 .48)	11 .16
2007	18.99	0 .11	0 .46	0 .57	( 0 .09)	(1.05)	( 1 .14)	18 .42
2006	17.37	0 .10	2 .90	3 .00	( 0 .07)	(1.31)	( 1 .38)	18 .99
R-1 shares
2010	10.66	( 0 .03)	2 .53	2 .50	( 0 .04)	–	( 0 .04)	13 .12
2009	10.94	0 .01	( 0 .29)	( 0 .28)	–	–	–	10 .66
2008	18.11	0 .02	( 5 .83)	( 5 .81)	–	(1.36)	( 1 .36)	10 .94
2007	18.75	( 0 .05)	0 .46	0 .41	–	(1.05)	( 1 .05)	18 .11
2006	17.24	( 0 .05)	2 .87	2 .82	–	(1.31)	( 1 .31)	18 .75
R-2 shares
2010	10.55	( 0 .01)	2 .51	2 .50	( 0 .05)	–	( 0 .05)	13 .00
2009	10.84	0 .03	( 0 .30)	( 0 .27)	( 0 .02)	–	( 0 .02)	10 .55
2008	17.94	0 .04	( 5 .77)	( 5 .73)	( 0 .01)	(1.36)	( 1 .37)	10 .84
2007	18.57	( 0 .03)	0 .45	0 .42	–	(1.05)	( 1 .05)	17 .94
2006	17.07	( 0 .03)	2 .84	2 .81	–	(1.31)	( 1 .31)	18 .57
R-3 shares
2010	10.63	0 .01	2 .53	2 .54	( 0 .06)	–	( 0 .06)	13 .11
2009	10.95	0 .05	( 0 .31)	( 0 .26)	( 0 .06)	–	( 0 .06)	10 .63
2008	18.11	0 .07	( 5 .83)	( 5 .76)	( 0 .04)	(1.36)	( 1 .40)	10 .95
2007	18.70	0 .01	0 .45	0 .46	–	(1.05)	( 1 .05)	18 .11
2006	17.15	–	2 .86	2 .86	–	(1.31)	( 1 .31)	18 .70
R-4 shares
2010	10.75	0 .03	2 .55	2 .58	( 0 .08)	–	( 0 .08)	13 .25
2009	11.07	0 .06	( 0 .29)	( 0 .23)	( 0 .09)	–	( 0 .09)	10 .75
2008	18.28	0 .10	( 5 .89)	( 5 .79)	( 0 .06)	(1.36)	( 1 .42)	11 .07
2007	18.85	0 .04	0 .46	0 .50	( 0 .02)	(1.05)	( 1 .07)	18 .28
2006	17.25	0 .04	2 .88	2 .92	( 0 .01)	(1.31)	( 1 .32)	18 .85
R-5 shares
2010	10.76	0 .05	2 .56	2 .61	( 0 .10)	–	( 0 .10)	13 .27
2009	11.10	0 .08	( 0 .32)	( 0 .24)	( 0 .10)	–	( 0 .10)	10 .76
2008	18.32	0 .11	( 5 .89)	( 5 .78)	( 0 .08)	(1.36)	( 1 .44)	11 .10
2007	18.89	0 .07	0 .45	0 .52	( 0 .04)	(1.05)	( 1 .09)	18 .32
2006	17.29	0 .06	2 .88	2 .94	( 0 .03)	(1.31)	( 1 .34)	18 .89

See accompanying notes.

598

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

24.60%	$101,650	1.03%	1 .07%	0 .69%	60 .1%
(1 .69)	189,525	1.03 (c)	–	1 .06	76 .2
(33.76)	280,140	1.02	–	1 .06	55 .9
2.97	394,734	1.00	–	0 .60	63 .2
18.31	357,882	1.00	–	0 .57	60 .4

23.51	1,841	1.93 (c)	–	(0 .24)	60 .1
(2 .56)	1,852	1.89 (c)	–	0 .15	76 .2
(34.37)	1,509	1.90	–	0 .17	55 .9
2.11	2,937	1.88	–	(0 .28)	63 .2
17.26	2,490	1.88	–	(0 .29)	60 .4

23.73	4,992	1.80 (c)	–	(0 .10)	60 .1
(2 .44)	5,528	1.77 (c)	–	0 .31	76 .2
(34.25)	6,494	1.77	–	0 .31	55 .9
2.18	12,723	1.75	–	(0 .16)	63 .2
17.39	19,158	1.75	–	(0 .19)	60 .4

23.99	5,134	1.62 (c)	–	0 .08	60 .1
(2 .30)	8,191	1.59 (c)	–	0 .52	76 .2
(34.15)	11,309	1.59	–	0 .50	55 .9
2.39	19,382	1.57	–	0 .03	63 .2
17.62	22,791	1.57	–	0 .00	60 .4

24.15	6,539	1.43 (c)	–	0 .27	60 .1
(2 .05)	6,037	1.40 (c)	–	0 .67	76 .2
(33.99)	5,929	1.40	–	0 .67	55 .9
2.57	9,045	1.38	–	0 .22	63 .2
17.87	4,794	1.38	–	0 .20	60 .4

24.35	8,880	1.31 (c)	–	0 .40	60 .1
(2 .05)	14,870	1.28 (c)	–	0 .78	76 .2
(33.89)	15,237	1.28	–	0 .79	55 .9
2.69	26,176	1.26	–	0 .35	63 .2
17.97	19,682	1.26	–	0 .31	60 .4

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager.
(c)	Reflects Manager's contractual expense limit.

See accompanying notes.

599

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SMALLCAP VALUE FUND II
Class J shares
2010	$6.84	($0 .04)	$1 .77	$1 .73	$–	$–	$–	$8 .57
2009(d)	4.14	( 0 .02)	2 .72	2 .70	–	–	–	6.84
Institutional shares
2010	6.87	0 .03	1 .80	1 .83	( 0 .03)	–	( 0 .03)	8 .67
2009	6.97	0 .03	0 .50	0 .53	( 0 .05)	(0.58)	( 0 .63)	6 .87
2008	13.07	0 .05	( 4 .36)	( 4 .31)	( 0 .03)	(1.76)	( 1 .79)	6 .97
2007	13.98	0 .04	0 .42	0 .46	( 0 .07)	(1.30)	( 1 .37)	13 .07
2006	12.12	0 .06	2 .36	2 .42	–	(0.56)	( 0 .56)	13 .98
R-1 shares
2010	6.64	( 0 .04)	1 .73	1 .69	–	–	–	8.33
2009	6.75	( 0 .03)	0 .50	0 .47	–	(0.58)	( 0 .58)	6 .64
2008	12.78	( 0 .03)	( 4 .24)	( 4 .27)	–	(1.76)	( 1 .76)	6 .75
2007	13.75	( 0 .09)	0 .42	0 .33	–	(1.30)	( 1 .30)	12 .78
2006	12.02	( 0 .04)	2 .33	2 .29	–	(0.56)	( 0 .56)	13 .75
R-2 shares
2010	6.65	( 0 .03)	1 .74	1 .71	–	–	–	8.36
2009	6.76	( 0 .02)	0 .49	0 .47	–	(0.58)	( 0 .58)	6 .65
2008	12.77	( 0 .02)	( 4 .23)	( 4 .25)	–	(1.76)	( 1 .76)	6 .76
2007	13.72	( 0 .07)	0 .42	0 .35	–	(1.30)	( 1 .30)	12 .77
2006	11.99	( 0 .03)	2 .32	2 .29	–	(0.56)	( 0 .56)	13 .72
R-3 shares
2010	6.74	( 0 .01)	1 .75	1 .74	–	–	–	8.48
2009	6.83	( 0 .01)	0 .50	0 .49	–	(0.58)	( 0 .58)	6 .74
2008	12.87	–	( 4 .28)	( 4 .28)	–	(1.76)	( 1 .76)	6 .83
2007	13.79	( 0 .08)	0 .46	0 .38	–	(1.30)	( 1 .30)	12 .87
2006	12.03	( 0 .01)	2 .33	2 .32	–	(0.56)	( 0 .56)	13 .79
R-4 shares
2010	6.78	–	1.76	1.76	–	–	–	8.54
2009	6.88	–	0 .51	0 .51	( 0 .03)	(0.58)	( 0 .61)	6 .78
2008	12.94	0 .02	( 4 .32)	( 4 .30)	–	(1.76)	( 1 .76)	6 .88
2007	13.85	( 0 .02)	0 .42	0 .40	( 0 .01)	(1.30)	( 1 .31)	12 .94
2006	12.05	0 .01	2 .35	2 .36	–	(0.56)	( 0 .56)	13 .85
R-5 shares
2010	6.82	0 .01	1 .77	1 .78	( 0 .01)	–	( 0 .01)	8 .59
2009	6.92	0 .01	0 .51	0 .52	( 0 .04)	(0.58)	( 0 .62)	6 .82
2008	12.99	0 .03	( 4 .33)	( 4 .30)	( 0 .01)	(1.76)	( 1 .77)	6 .92
2007	13.90	( 0 .02)	0 .44	0 .42	( 0 .03)	(1.30)	( 1 .33)	12 .99
2006	12.08	0 .03	2 .35	2 .38	–	(0.56)	( 0 .56)	13 .90

See accompanying notes.

600

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income	Portfolio
	Period (in	to Average Net	Average Net	to Average Net	Turnover
Total Return	thousands)	Assets	Assets(b)	Assets	Rate

25.29%(c)	$11,004	1.93%	2 .05%	(0 .52)%	54 .5%
65.22 (c),(e)	7,791	1.93 (f)	2 .61 (f)	(0 .52) (f)	79 .1 (f)

26.64	736,530	1.00	1 .02	0 .41	54 .5
10.02	319,448	1.01	1 .03	0 .43	79 .1
(37.60)	160,758	1.02	–	0 .57	61 .6
3.28	343,408	1.00	–	0 .27	58 .7
20.61	359,928	1.00	–	0 .49	40 .4

25.45	1,038	1.87 (g)	–	(0 .47)	54 .5
9.18	741	1.88 (g)	–	(0 .45)	79 .1
(38.13)	229	1.90	–	(0 .33)	61 .6
2.32	321	1.88	–	(0 .72)	58 .7
19.67	129	1.88	–	(0 .34)	40 .4

25.71	2,189	1.74 (g)	–	(0 .33)	54 .5
9.16	2,226	1.75 (g)	–	(0 .31)	79 .1
(37.99)	857	1.77	–	(0 .18)	61 .6
2.49	1,721	1.75	–	(0 .56)	58 .7
19.72	705	1.75	–	(0 .27)	40 .4

25.82	12,722	1.56 (g)	–	(0 .15)	54 .5
9.42	10,045	1.57 (g)	–	(0 .13)	79 .1
(37.92)	5,552	1.59	–	0 .00	61 .6
2.71	12,654	1.57	–	(0 .60)	58 .7
19.91	3,772	1.57	–	(0 .10)	40 .4

26.03	2,703	1.37 (g)	–	0 .06	54 .5
9.71	2,456	1.38 (g)	–	0 .08	79 .1
(37.85)	1,973	1.40	–	0 .18	61 .6
2.89	1,993	1.38	–	(0 .15)	58 .7
20.22	1,231	1.38	–	0 .10	40 .4

26.16	6,871	1.25 (g)	–	0 .16	54 .5
9.76	7,404	1.26 (g)	–	0 .19	79 .1
(37.75)	4,026	1.28	–	0 .28	61 .6
3.02	3,703	1.26	–	(0 .18)	58 .7
20.34	1,170	1.26	–	0 .23	40 .4

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Underwriter.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Period from March 2, 2009, date operations commenced, through October 31, 2009.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Reflects Manager's contractual expense limit.

See accompanying notes.

601

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders Principal Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Bond & Mortgage Securities Fund, Core Plus Bond Fund I, Disciplined LargeCap Blend Fund, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, International Fund I, International Growth Fund, International Value Fund I, LargeCap Blend Fund II, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap S&P 500 Index Fund, LargeCap Value Fund, LargeCap Value Fund I, LargeCap Value Fund III, MidCap Blend Fund, MidCap Growth Fund, MidCap Growth Fund III, MidCap S&P 400 Index Fund, MidCap Value Fund I, MidCap Value Fund III, Money Market Fund, Principal Capital Appreciation Fund, Principal LifeTime 2010 Fund, Principal LifeTime 2015 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2025 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2035 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2045 Fund, Principal LifeTime 2050 Fund, Principal LifeTime 2055 Fund, Principal LifeTime Strategic Income Fund, Real Estate Securities Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Fund, SmallCap Blend Fund, SmallCap Growth Fund, SmallCap Growth Fund I, SmallCap Growth Fund II, SmallCap S&P 600 Index Fund, SmallCap Value Fund, SmallCap Value Fund I, and SmallCap Value Fund II, (58 of the portfolios constituting Principal Funds, Inc., (collectively the “Funds”)) as of October 31, 2010, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Equity Income Fund, Government & High Quality Bond Fund (formerly known as Mortgage Securities Fund), High Yield Fund, Income Fund, Principal Capital Appreciation Fund (formerly known as West Coast Equity Fund), SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, and Short-Term Income Fund for each of the periods presented through October 31, 2006, were audited by other auditors whose report dated December 18, 2006 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian, transfer agent of the affiliated funds, agent banks and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting portfolios within Principal Funds, Inc. at October 31, 2010, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois December 17, 2010

SHAREHOLDER EXPENSE EXAMPLE PRINCIPAL FUNDS,INC. October 31, 2010 (unaudited)

As a shareholder of Principal Funds, Inc., you incur two types of costs: (1) transaction costs (for Class J shares only), including contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees (for certain share classes); and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Principal LifeTime 2010 Fund, Principal LifeTime 2015 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2025 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2035 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2045 Fund, Principal LifeTime 2050 Fund, Principal LifeTime 2055 Fund, Principal LifeTime Strategic Income Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2009 to April 30, 2010), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA or 403(b) accounts within Class J shares, respectively. R-1, R-2, R-3, R-4, and R-5 classes of shares may be purchased only through retirement plans. Such plans may impose fees in addition to those charged by the Fund. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual			Hypothetical
Expenses Paid
		Ending	During Period		Ending	Expenses Paid
	Beginning	Account	May 1, 2010 to	Beginning	Account	During Period May Annualized
	Account Value	Value October	October 31,	Account Value	Value October	1, 2010 to October	Expense
	May 1, 2010	31, 2010	2010(a)	May 1, 2010	31, 2010	31, 2010(a)	Ratio
Bond & Mortgage Securities Fund
Class J	$1,000.00	$1,059.23	$5.50	$1,000.00	$1,019.86	$5.40	1.06%
Institutional	1,000.00	1,062.40	2.76	1,000.00	1,022.53	2.70	0.53
R-1	1,000.00	1,057.78	7.31	1,000.00	1,018.10	7.17	1.41
R-2	1,000.00	1,057.96	6.64	1,000.00	1,018.75	6.51	1.28
R-3	1,000.00	1,059.72	5.71	1,000.00	1,019.66	5.60	1.10
R-4	1,000.00	1,059.72	4.72	1,000.00	1,020.62	4.63	0.91
R-5	1,000.00	1,061.29	4.10	1,000.00	1,021.22	4.02	0.79

Core Plus Bond Fund I
Institutional	1,000.00	1,062.00	3.01	1,000.00	1,022.28	2.96	0.58
R-1	1,000.00	1,056.93	7.47	1,000.00	1,017.95	7.32	1.44
R-2	1,000.00	1,058.49	6.80	1,000.00	1,018.60	6.67	1.31
R-3	1,000.00	1,059.34	5.87	1,000.00	1,019.51	5.75	1.13
R-4	1,000.00	1,060.11	4.88	1,000.00	1,020.47	4.79	0.94
R-5	1,000.00	1,060.53	4.26	1,000.00	1,021.07	4.18	0.82

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2010 (unaudited)

		Actual			Hypothetical
Expenses Paid
		Ending	During Period		Ending	Expenses Paid
	Beginning	Account	May 1, 2010 to	Beginning	Account	During Period May Annualized
	Account Value	Value October	October 31,	Account Value	Value October	1, 2010 to October	Expense
	May 1, 2010	31, 2010	2010(a)	May 1, 2010	31, 2010	31, 2010(a)	Ratio
Disciplined LargeCap Blend Fund
Institutional	$1,000.00	$996.60	$3.07	$1,000.00	$1,022.13	$3.11	0.61%
R-1	1,000.00	992.32	7.43	1,000.00	1,017.74	7.53	1.48
R-2	1,000.00	992.27	6.78	1,000.00	1,018.40	6.87	1.35
R-3	1,000.00	994.01	5.88	1,000.00	1,019.31	5.96	1.17
R-4	1,000.00	995.73	4.93	1,000.00	1,020.27	4.99	0.98
R-5	1,000.00	995.74	4.33	1,000.00	1,020.87	4.38	0.86

Diversified International Fund
Class J	1,000.00	1,078.98	7.86	1,000.00	1,017.64	7.63	1.50
Institutional	1,000.00	1,081.77	4.83	1,000.00	1,020.57	4.69	0.92
R-1	1,000.00	1,076.41	9.42	1,000.00	1,016.13	9.15	1.80
R-2	1,000.00	1,077.86	8.75	1,000.00	1,016.79	8.49	1.67
R-3	1,000.00	1,078.54	7.81	1,000.00	1,017.69	7.58	1.49
R-4	1,000.00	1,079.69	6.81	1,000.00	1,018.65	6.61	1.30
R-5	1,000.00	1,080.96	6.19	1,000.00	1,019.26	6.01	1.18

Equity Income Fund
Institutional	1,000.00	1,053.27	2.69	1,000.00	1,022.58	2.65	0.52
R-1	1,000.00	1,048.52	7.33	1,000.00	1,018.05	7.22	1.42
R-2	1,000.00	1,048.27	6.66	1,000.00	1,018.70	6.56	1.29
R-3	1,000.00	1,049.49	5.73	1,000.00	1,019.61	5.65	1.11
R-4	1,000.00	1,051.44	4.76	1,000.00	1,020.57	4.69	0.92
R-5	1,000.00	1,052.12	4.14	1,000.00	1,021.17	4.08	0.80

Global Diversified Income Fund
Institutional	1,000.00	1,078.68	4.56	1,000.00	1,020.82	4.43	0.87

Global Real Estate Securities Fund
Institutional	1,000.00	1,155.88	5.16	1,000.00	1,020.42	4.84	0.95

Government & High Quality Bond Fund
Class J	1,000.00	1,046.67	5.16	1,000.00	1,020.16	5.09	1.00
Institutional	1,000.00	1,049.26	2.63	1,000.00	1,022.63	2.60	0.51
R-1	1,000.00	1,045.20	6.65	1,000.00	1,018.70	6.56	1.29
R-2	1,000.00	1,045.88	5.98	1,000.00	1,019.36	5.90	1.16
R-3	1,000.00	1,046.81	5.06	1,000.00	1,020.27	4.99	0.98
R-4	1,000.00	1,047.80	4.08	1,000.00	1,021.22	4.02	0.79
R-5	1,000.00	1,048.38	3.46	1,000.00	1,021.83	3.41	0.67

High Yield Fund
Institutional	1,000.00	1,062.43	2.91	1,000.00	1,022.38	2.85	0.56

High Yield Fund I
Institutional	1,000.00	1,069.85	3.39	1,000.00	1,021.93	3.31	0.65

Income Fund
Class J	1,000.00	1,052.71	5.69	1,000.00	1,019.66	5.60	1.10
Institutional	1,000.00	1,056.81	2.70	1,000.00	1,022.58	2.65	0.52
R-1	1,000.00	1,052.26	7.24	1,000.00	1,018.15	7.12	1.40
R-2	1,000.00	1,051.87	6.57	1,000.00	1,018.80	6.46	1.27
R-3	1,000.00	1,053.90	5.64	1,000.00	1,019.71	5.55	1.09
R-4	1,000.00	1,054.89	4.66	1,000.00	1,020.67	4.58	0.90
R-5	1,000.00	1,054.49	4.04	1,000.00	1,021.27	3.97	0.78

Inflation Protection Fund
Class J	1,000.00	1,064.55	5.98	1,000.00	1,019.41	5.85	1.15
Institutional	1,000.00	1,067.75	2.14	1,000.00	1,023.14	2.09	0.41
R-1	1,000.00	1,064.30	6.71	1,000.00	1,018.70	6.56	1.29
R-2	1,000.00	1,064.87	6.04	1,000.00	1,019.36	5.90	1.16
R-3	1,000.00	1,065.48	5.10	1,000.00	1,020.27	4.99	0.98
R-4	1,000.00	1,066.29	4.11	1,000.00	1,021.22	4.02	0.79
R-5	1,000.00	1,068.04	3.49	1,000.00	1,021.83	3.41	0.67

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2010 (unaudited)

		Actual			Hypothetical
Expenses Paid
		Ending	During Period		Ending	Expenses Paid
	Beginning	Account	May 1, 2010 to	Beginning	Account	During Period May Annualized
	Account Value	Value October	October 31,	Account Value	Value October	1, 2010 to October	Expense
	May 1, 2010	31, 2010	2010(a)	May 1, 2010	31, 2010	31, 2010(a)	Ratio
International Emerging Markets Fund
Class J	$1,000.00	$1,100.18	$9.74	$1,000.00	$1,015.93	$9.35	1.84%
Institutional	1,000.00	1,103.45	6.89	1,000.00	1,018.65	6.61	1.30
R-1	1,000.00	1,098.35	11.42	1,000.00	1,014.32	10.97	2.16
R-2	1,000.00	1,099.48	10.74	1,000.00	1,014.97	10.31	2.03
R-3	1,000.00	1,100.43	9.79	1,000.00	1,015.88	9.40	1.85
R-4	1,000.00	1,101.42	8.79	1,000.00	1,016.84	8.44	1.66
R-5	1,000.00	1,102.02	8.16	1,000.00	1,017.44	7.83	1.54

International Fund I
Institutional	1,000.00	1,087.42	5.84	1,000.00	1,019.61	5.65	1.11
R-1	1,000.00	1,084.14	10.35	1,000.00	1,015.27	10.01	1.97
R-2	1,000.00	1,084.14	9.67	1,000.00	1,015.93	9.35	1.84
R-3	1,000.00	1,085.11	8.72	1,000.00	1,016.84	8.44	1.66
R-4	1,000.00	1,086.79	7.73	1,000.00	1,017.80	7.48	1.47
R-5	1,000.00	1,086.71	7.10	1,000.00	1,018.40	6.87	1.35

International Growth Fund
Class J	1,000.00	1,065.24	8.54	1,000.00	1,016.94	8.34	1.64
Institutional	1,000.00	1,070.11	5.32	1,000.00	1,020.06	5.19	1.02
R-1	1,000.00	1,064.95	9.84	1,000.00	1,015.68	9.60	1.89
R-2	1,000.00	1,065.49	9.16	1,000.00	1,016.33	8.94	1.76
R-3	1,000.00	1,066.43	8.23	1,000.00	1,017.24	8.03	1.58
R-4	1,000.00	1,068.24	7.25	1,000.00	1,018.20	7.07	1.39
R-5	1,000.00	1,068.07	6.62	1,000.00	1,018.80	6.46	1.27

International Value Fund I
Institutional	1,000.00	1,074.18	5.70	1,000.00	1,019.71	5.55	1.09

LargeCap Blend Fund II
Class J	1,000.00	990.95	6.32	1,000.00	1,018.85	6.41	1.26
Institutional	1,000.00	994.49	3.82	1,000.00	1,021.37	3.87	0.76
R-1	1,000.00	988.95	8.12	1,000.00	1,017.04	8.24	1.62
R-2	1,000.00	989.99	7.47	1,000.00	1,017.69	7.58	1.49
R-3	1,000.00	991.13	6.57	1,000.00	1,018.60	6.67	1.31
R-4	1,000.00	991.19	5.62	1,000.00	1,019.56	5.70	1.12
R-5	1,000.00	992.27	5.02	1,000.00	1,020.16	5.09	1.00

LargeCap Growth Fund
Class J	1,000.00	1,018.36	6.21	1,000.00	1,019.06	6.21	1.22
Institutional	1,000.00	1,021.25	3.36	1,000.00	1,021.88	3.36	0.66
R-1	1,000.00	1,017.83	7.73	1,000.00	1,017.54	7.73	1.52
R-2	1,000.00	1,017.74	7.07	1,000.00	1,018.20	7.07	1.39
R-3	1,000.00	1,019.31	6.16	1,000.00	1,019.11	6.16	1.21
R-4	1,000.00	1,019.53	5.19	1,000.00	1,020.06	5.19	1.02
R-5	1,000.00	1,019.74	4.58	1,000.00	1,020.67	4.58	0.90

LargeCap Growth Fund I
Class J	1,000.00	1,039.79	6.74	1,000.00	1,018.60	6.67	1.31
Institutional	1,000.00	1,043.37	3.19	1,000.00	1,022.08	3.16	0.62
R-1	1,000.00	1,037.74	7.65	1,000.00	1,017.69	7.58	1.49
R-2	1,000.00	1,038.61	6.99	1,000.00	1,018.35	6.92	1.36
R-3	1,000.00	1,040.99	6.07	1,000.00	1,019.26	6.01	1.18
R-4	1,000.00	1,040.99	5.09	1,000.00	1,020.21	5.04	0.99
R-5	1,000.00	1,041.62	4.48	1,000.00	1,020.82	4.43	0.87

LargeCap Growth Fund II
Class J	1,000.00	1,008.49	7.75	1,000.00	1,017.49	7.78	1.53
Institutional	1,000.00	1,011.60	4.72	1,000.00	1,020.52	4.74	0.93
R-1	1,000.00	1,006.69	9.15	1,000.00	1,016.08	9.20	1.81
R-2	1,000.00	1,008.28	8.50	1,000.00	1,016.74	8.54	1.68
R-3	1,000.00	1,009.49	7.60	1,000.00	1,017.64	7.63	1.50
R-4	1,000.00	1,010.62	6.64	1,000.00	1,018.60	6.67	1.31
R-5	1,000.00	1,010.54	6.03	1,000.00	1,019.21	6.06	1.19

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2010 (unaudited)

		Actual			Hypothetical
Expenses Paid
		Ending	During Period		Ending	Expenses Paid
	Beginning	Account	May 1, 2010 to	Beginning	Account	During Period May Annualized
	Account Value	Value October	October 31,	Account Value	Value October	1, 2010 to October	Expense
	May 1, 2010	31, 2010	2010(a)	May 1, 2010	31, 2010	31, 2010(a)	Ratio
LargeCap S&P 500 Index Fund
Class J	$1,000.00	$1,004.86	$3.44	$1,000.00	$1,021.78	$3.47	0.68%
Institutional	1,000.00	1,006.02	0.91	1,000.00	1,024.30	0.92	0.18
R-1	1,000.00	1,002.41	5.25	1,000.00	1,019.96	5.30	1.04
R-2	1,000.00	1,003.61	4.60	1,000.00	1,020.62	4.63	0.91
R-3	1,000.00	1,003.61	3.69	1,000.00	1,021.53	3.72	0.73
R-4	1,000.00	1,004.80	2.73	1,000.00	1,022.48	2.75	0.54
R-5	1,000.00	1,005.96	2.12	1,000.00	1,023.09	2.14	0.42

LargeCap Value Fund
Class J	1,000.00	977.48	5.28	1,000.00	1,019.86	5.40	1.06
Institutional	1,000.00	981.07	2.30	1,000.00	1,022.89	2.35	0.46
R-1	1,000.00	976.48	6.58	1,000.00	1,018.55	6.72	1.32
R-2	1,000.00	976.54	5.93	1,000.00	1,019.21	6.06	1.19
R-3	1,000.00	978.68	5.04	1,000.00	1,020.11	5.14	1.01
R-4	1,000.00	978.72	4.09	1,000.00	1,021.07	4.18	0.82
R-5	1,000.00	979.98	3.49	1,000.00	1,021.68	3.57	0.70

LargeCap Value Fund I
Institutional	1,000.00	971.07	3.83	1,000.00	1,021.32	3.92	0.77
R-1	1,000.00	967.12	8.13	1,000.00	1,016.94	8.34	1.64
R-2	1,000.00	966.12	7.48	1,000.00	1,017.59	7.68	1.51
R-3	1,000.00	968.05	6.60	1,000.00	1,018.50	6.77	1.33
R-4	1,000.00	968.09	5.66	1,000.00	1,019.46	5.80	1.14
R-5	1,000.00	969.14	5.06	1,000.00	1,020.06	5.19	1.02

LargeCap Value Fund III
Class J	1,000.00	974.52	6.77	1,000.00	1,018.35	6.92	1.36
Institutional	1,000.00	977.82	3.84	1,000.00	1,021.32	3.92	0.77
R-1	1,000.00	973.71	8.21	1,000.00	1,016.89	8.39	1.65
R-2	1,000.00	973.60	7.56	1,000.00	1,017.54	7.73	1.52
R-3	1,000.00	974.48	6.67	1,000.00	1,018.45	6.82	1.34
R-4	1,000.00	975.76	5.73	1,000.00	1,019.41	5.85	1.15
R-5	1,000.00	976.86	5.13	1,000.00	1,020.01	5.24	1.03

MidCap Blend Fund
Class J	1,000.00	1,033.55	6.20	1,000.00	1,019.11	6.16	1.21
Institutional	1,000.00	1,036.98	3.49	1,000.00	1,021.78	3.47	0.68
R-1	1,000.00	1,031.81	7.84	1,000.00	1,017.49	7.78	1.53
R-2	1,000.00	1,032.49	7.17	1,000.00	1,018.15	7.12	1.40
R-3	1,000.00	1,033.57	6.25	1,000.00	1,019.06	6.21	1.22
R-4	1,000.00	1,035.27	5.28	1,000.00	1,020.01	5.24	1.03
R-5	1,000.00	1,034.78	4.67	1,000.00	1,020.62	4.63	0.91

MidCap Growth Fund
Class J	1,000.00	1,040.06	6.79	1,000.00	1,018.55	6.72	1.32
Institutional	1,000.00	1,044.12	3.61	1,000.00	1,021.68	3.57	0.70
R-1	1,000.00	1,040.19	8.02	1,000.00	1,017.34	7.93	1.56
R-2	1,000.00	1,040.60	7.36	1,000.00	1,018.00	7.27	1.43
R-3	1,000.00	1,041.24	6.43	1,000.00	1,018.90	6.36	1.25
R-4	1,000.00	1,042.03	5.46	1,000.00	1,019.86	5.40	1.06
R-5	1,000.00	1,042.92	4.84	1,000.00	1,020.47	4.79	0.94

MidCap Growth Fund III
Class J	1,000.00	1,030.37	8.24	1,000.00	1,017.09	8.19	1.61
Institutional	1,000.00	1,032.36	4.97	1,000.00	1,020.32	4.94	0.97
R-1	1,000.00	1,028.34	9.41	1,000.00	1,015.93	9.35	1.84
R-2	1,000.00	1,030.20	8.75	1,000.00	1,016.59	8.69	1.71
R-3	1,000.00	1,030.27	7.83	1,000.00	1,017.49	7.78	1.53
R-4	1,000.00	1,031.25	6.86	1,000.00	1,018.45	6.82	1.34
R-5	1,000.00	1,031.81	6.25	1,000.00	1,019.06	6.21	1.22

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2010 (unaudited)

		Actual			Hypothetical
Expenses Paid
		Ending	During Period		Ending	Expenses Paid
	Beginning	Account	May 1, 2010 to	Beginning	Account	During Period May Annualized
	Account Value	Value October	October 31,	Account Value	Value October	1, 2010 to October	Expense
	May 1, 2010	31, 2010	2010(a)	May 1, 2010	31, 2010	31, 2010(a)	Ratio
MidCap S&P 400 Index Fund
Class J	$1,000.00	$1,011.07	$4.11	$1,000.00	$1,021.12	$4.13	0.81%
Institutional	1,000.00	1,013.21	1.01	1,000.00	1,024.20	1.02	0.20
R-1	1,000.00	1,008.57	5.32	1,000.00	1,019.91	5.35	1.05
R-2	1,000.00	1,009.98	4.66	1,000.00	1,020.57	4.69	0.92
R-3	1,000.00	1,010.73	3.75	1,000.00	1,021.48	3.77	0.74
R-4	1,000.00	1,011.49	2.79	1,000.00	1,022.43	2.80	0.55
R-5	1,000.00	1,012.97	2.18	1,000.00	1,023.04	2.19	0.43

MidCap Value Fund I
Class J	1,000.00	1,006.68	8.55	1,000.00	1,016.69	8.59	1.69
Institutional	1,000.00	1,010.80	5.02	1,000.00	1,020.21	5.04	0.99
R-1	1,000.00	1,005.90	9.35	1,000.00	1,015.88	9.40	1.85
R-2	1,000.00	1,006.75	8.70	1,000.00	1,016.53	8.74	1.72
R-3	1,000.00	1,007.53	7.79	1,000.00	1,017.44	7.83	1.54
R-4	1,000.00	1,009.19	6.84	1,000.00	1,018.40	6.87	1.35
R-5	1,000.00	1,009.16	6.23	1,000.00	1,019.00	6.26	1.23

MidCap Value Fund III
Class J	1,000.00	999.11	6.15	1,000.00	1,019.06	6.21	1.22
Institutional	1,000.00	1,005.09	3.54	1,000.00	1,021.68	3.57	0.70
R-1	1,000.00	998.24	7.81	1,000.00	1,017.39	7.88	1.55
R-2	1,000.00	999.13	7.16	1,000.00	1,018.05	7.22	1.42
R-3	1,000.00	1,000.00	6.25	1,000.00	1,018.95	6.31	1.24
R-4	1,000.00	1,000.89	5.30	1,000.00	1,019.91	5.35	1.05
R-5	1,000.00	1,001.76	4.69	1,000.00	1,020.52	4.74	0.93

Money Market Fund
Class J	1,000.00	1,000.00	1.92	1,000.00	1,023.29	1.94	0.38
Institutional	1,000.00	1,000.00	1.92	1,000.00	1,023.29	1.94	0.38
R-1	1,000.00	1,000.00	1.92	1,000.00	1,023.29	1.94	0.38
R-2	1,000.00	1,000.00	1.92	1,000.00	1,023.29	1.94	0.38
R-3	1,000.00	1,000.00	1.92	1,000.00	1,023.29	1.94	0.38
R-4	1,000.00	1,000.00	1.92	1,000.00	1,023.29	1.94	0.38
R-5	1,000.00	1,000.00	1.92	1,000.00	1,023.29	1.94	0.38

Principal Capital Appreciation Fund
Institutional	1,000.00	994.19	2.92	1,000.00	1,022.28	2.96	0.58
R-1	1,000.00	989.95	7.37	1,000.00	1,017.80	7.48	1.47
R-2	1,000.00	990.21	6.72	1,000.00	1,018.45	6.82	1.34
R-3	1,000.00	991.27	5.82	1,000.00	1,019.36	5.90	1.16
R-4	1,000.00	992.07	4.87	1,000.00	1,020.32	4.94	0.97
R-5	1,000.00	992.86	4.27	1,000.00	1,020.92	4.33	0.85

Principal LifeTime 2010 Fund
Class J	1,000.00	1,044.21	2.42	1,000.00	1,022.84	2.40	0.47
Institutional	1,000.00	1,045.92	0.21	1,000.00	1,025.00	0.20	0.04
R-1	1,000.00	1,040.57	4.73	1,000.00	1,020.57	4.69	0.92
R-2	1,000.00	1,041.59	4.07	1,000.00	1,021.22	4.02	0.79
R-3	1,000.00	1,042.53	3.14	1,000.00	1,022.13	3.11	0.61
R-4	1,000.00	1,044.34	2.16	1,000.00	1,023.09	2.14	0.42
R-5	1,000.00	1,045.20	1.55	1,000.00	1,023.69	1.53	0.30

Principal LifeTime 2015 Fund
Institutional	1,000.00	1,044.09	0.26	1,000.00	1,024.95	0.26	0.05
R-1	1,000.00	1,039.30	4.73	1,000.00	1,020.57	4.69	0.92
R-2	1,000.00	1,040.35	4.06	1,000.00	1,021.22	4.02	0.79
R-3	1,000.00	1,041.35	3.14	1,000.00	1,022.13	3.11	0.61
R-4	1,000.00	1,042.30	2.16	1,000.00	1,023.09	2.14	0.42
R-5	1,000.00	1,043.34	1.55	1,000.00	1,023.69	1.53	0.30

Principal LifeTime 2020 Fund
Class J	1,000.00	1,039.16	2.42	1,000.00	1,022.84	2.40	0.47
Institutional	1,000.00	1,040.80	0.21	1,000.00	1,025.00	0.20	0.04
R-1	1,000.00	1,036.50	4.72	1,000.00	1,020.57	4.69	0.92
R-2	1,000.00	1,036.60	4.06	1,000.00	1,021.22	4.02	0.79
R-3	1,000.00	1,037.44	3.13	1,000.00	1,022.13	3.11	0.61
R-4	1,000.00	1,039.23	2.16	1,000.00	1,023.09	2.14	0.42
R-5	1,000.00	1,039.13	1.54	1,000.00	1,023.69	1.53	0.30

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2010 (unaudited)

		Actual			Hypothetical
Expenses Paid
		Ending	During Period		Ending	Expenses Paid
	Beginning	Account	May 1, 2010 to	Beginning	Account	During Period May Annualized
	Account Value	Value October	October 31,	Account Value	Value October	1, 2010 to October	Expense
	May 1, 2010	31, 2010	2010(a)	May 1, 2010	31, 2010	31, 2010(a)	Ratio
Principal LifeTime 2025 Fund
Institutional	$1,000.00	$1,039.60	$0.26	$1,000.00	$1,024.95	$0.26	0.05%
R-1	1,000.00	1,034.48	4.72	1,000.00	1,020.57	4.69	0.92
R-2	1,000.00	1,035.60	4.05	1,000.00	1,021.22	4.02	0.79
R-3	1,000.00	1,036.63	3.13	1,000.00	1,022.13	3.11	0.61
R-4	1,000.00	1,037.57	2.16	1,000.00	1,023.09	2.14	0.42
R-5	1,000.00	1,037.49	1.54	1,000.00	1,023.69	1.53	0.30

Principal LifeTime 2030 Fund
Class J	1,000.00	1,035.02	2.51	1,000.00	1,022.74	2.50	0.49
Institutional	1,000.00	1,038.67	0.21	1,000.00	1,025.00	0.20	0.04
R-1	1,000.00	1,033.33	4.72	1,000.00	1,020.57	4.69	0.92
R-2	1,000.00	1,034.26	4.05	1,000.00	1,021.22	4.02	0.79
R-3	1,000.00	1,035.09	3.13	1,000.00	1,022.13	3.11	0.61
R-4	1,000.00	1,036.07	2.16	1,000.00	1,023.09	2.14	0.42
R-5	1,000.00	1,036.83	1.54	1,000.00	1,023.69	1.53	0.30

Principal LifeTime 2035 Fund
Institutional	1,000.00	1,036.71	0.31	1,000.00	1,024.90	0.31	0.06
R-1	1,000.00	1,031.46	4.71	1,000.00	1,020.57	4.69	0.92
R-2	1,000.00	1,032.62	4.05	1,000.00	1,021.22	4.02	0.79
R-3	1,000.00	1,033.59	3.13	1,000.00	1,022.13	3.11	0.61
R-4	1,000.00	1,034.64	2.15	1,000.00	1,023.09	2.14	0.42
R-5	1,000.00	1,035.67	1.54	1,000.00	1,023.69	1.53	0.30

Principal LifeTime 2040 Fund
Class J	1,000.00	1,032.94	2.82	1,000.00	1,022.43	2.80	0.55
Institutional	1,000.00	1,035.52	0.21	1,000.00	1,025.00	0.20	0.04
R-1	1,000.00	1,031.19	4.71	1,000.00	1,020.57	4.69	0.92
R-2	1,000.00	1,031.19	4.04	1,000.00	1,021.22	4.02	0.79
R-3	1,000.00	1,032.14	3.12	1,000.00	1,022.13	3.11	0.61
R-4	1,000.00	1,033.94	2.15	1,000.00	1,023.09	2.14	0.42
R-5	1,000.00	1,033.79	1.54	1,000.00	1,023.69	1.53	0.30

Principal LifeTime 2045 Fund
Institutional	1,000.00	1,033.59	0.41	1,000.00	1,024.80	0.41	0.08
R-1	1,000.00	1,030.75	4.76	1,000.00	1,020.52	4.74	0.93
R-2	1,000.00	1,030.72	4.09	1,000.00	1,021.17	4.08	0.80
R-3	1,000.00	1,031.75	3.18	1,000.00	1,022.08	3.16	0.62
R-4	1,000.00	1,032.77	2.20	1,000.00	1,023.04	2.19	0.43
R-5	1,000.00	1,033.86	1.59	1,000.00	1,023.64	1.58	0.31

Principal LifeTime 2050 Fund
Class J	1,000.00	1,030.01	3.48	1,000.00	1,021.78	3.47	0.68
Institutional	1,000.00	1,033.30	0.21	1,000.00	1,025.00	0.20	0.04
R-1	1,000.00	1,028.74	4.70	1,000.00	1,020.57	4.69	0.92
R-2	1,000.00	1,029.72	4.04	1,000.00	1,021.22	4.02	0.79
R-3	1,000.00	1,030.65	3.12	1,000.00	1,022.13	3.11	0.61
R-4	1,000.00	1,031.52	2.15	1,000.00	1,023.09	2.14	0.42
R-5	1,000.00	1,031.46	1.54	1,000.00	1,023.69	1.53	0.30

Principal LifeTime 2055 Fund
Institutional	1,000.00	1,033.67	0.41	1,000.00	1,024.80	0.41	0.08
R-1	1,000.00	1,028.51	4.91	1,000.00	1,020.37	4.89	0.96
R-2	1,000.00	1,029.58	4.25	1,000.00	1,021.02	4.23	0.83
R-3	1,000.00	1,030.61	3.33	1,000.00	1,021.93	3.31	0.65
R-4	1,000.00	1,030.51	2.35	1,000.00	1,022.89	2.35	0.46
R-5	1,000.00	1,031.60	1.74	1,000.00	1,023.49	1.73	0.34

Principal LifeTime Strategic Income Fund
Class J	1,000.00	1,051.51	2.48	1,000.00	1,022.79	2.45	0.48
Institutional	1,000.00	1,054.21	0.21	1,000.00	1,025.00	0.20	0.04
R-1	1,000.00	1,048.54	4.75	1,000.00	1,020.57	4.69	0.92
R-2	1,000.00	1,049.61	4.08	1,000.00	1,021.22	4.02	0.79
R-3	1,000.00	1,050.73	3.15	1,000.00	1,022.13	3.11	0.61
R-4	1,000.00	1,051.61	2.17	1,000.00	1,023.09	2.14	0.42
R-5	1,000.00	1,052.27	1.55	1,000.00	1,023.69	1.53	0.30

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2010 (unaudited)

		Actual			Hypothetical
Expenses Paid
		Ending	During Period		Ending	Expenses Paid
	Beginning	Account	May 1, 2010 to	Beginning	Account	During Period May Annualized
	Account Value	Value October	October 31,	Account Value	Value October	1, 2010 to October	Expense
	May 1, 2010	31, 2010	2010(a)	May 1, 2010	31, 2010	31, 2010(a)	Ratio
Real Estate Securities Fund
Class J	$1,000.00	$1,045.42	$7.32	$1,000.00	$1,018.05	$7.22	1.42%
Institutional	1,000.00	1,048.88	4.39	1,000.00	1,020.92	4.33	0.85
R-1	1,000.00	1,044.08	8.81	1,000.00	1,016.59	8.69	1.71
R-2	1,000.00	1,044.51	8.14	1,000.00	1,017.24	8.03	1.58
R-3	1,000.00	1,046.03	7.22	1,000.00	1,018.15	7.12	1.40
R-4	1,000.00	1,046.88	6.24	1,000.00	1,019.11	6.16	1.21
R-5	1,000.00	1,047.32	5.62	1,000.00	1,019.71	5.55	1.09

SAM Balanced Portfolio
Class J	1,000.00	1,034.69	4.15	1,000.00	1,021.12	4.13	0.81
Institutional	1,000.00	1,037.45	1.95	1,000.00	1,023.29	1.94	0.38
R-1	1,000.00	1,033.10	6.30	1,000.00	1,019.00	6.26	1.23
R-2	1,000.00	1,034.09	5.64	1,000.00	1,019.66	5.60	1.10
R-3	1,000.00	1,034.73	4.72	1,000.00	1,020.57	4.69	0.92
R-4	1,000.00	1,035.65	3.75	1,000.00	1,021.53	3.72	0.73
R-5	1,000.00	1,037.04	3.13	1,000.00	1,022.13	3.11	0.61

SAM Conservative Balanced Portfolio
Class J	1,000.00	1,039.81	4.16	1,000.00	1,021.12	4.13	0.81
Institutional	1,000.00	1,041.86	2.01	1,000.00	1,023.24	1.99	0.39
R-1	1,000.00	1,037.12	6.32	1,000.00	1,019.00	6.26	1.23
R-2	1,000.00	1,038.20	5.65	1,000.00	1,019.66	5.60	1.10
R-3	1,000.00	1,039.15	4.73	1,000.00	1,020.57	4.69	0.92
R-4	1,000.00	1,040.11	3.75	1,000.00	1,021.53	3.72	0.73
R-5	1,000.00	1,040.77	3.14	1,000.00	1,022.13	3.11	0.61

SAM Conservative Growth Portfolio
Class J	1,000.00	1,028.92	4.14	1,000.00	1,021.12	4.13	0.81
Institutional	1,000.00	1,031.08	1.95	1,000.00	1,023.29	1.94	0.38
R-1	1,000.00	1,027.38	6.29	1,000.00	1,019.00	6.26	1.23
R-2	1,000.00	1,027.35	5.62	1,000.00	1,019.66	5.60	1.10
R-3	1,000.00	1,028.87	4.70	1,000.00	1,020.57	4.69	0.92
R-4	1,000.00	1,028.71	3.73	1,000.00	1,021.53	3.72	0.73
R-5	1,000.00	1,029.60	3.12	1,000.00	1,022.13	3.11	0.61

SAM Flexible Income Portfolio
Class J	1,000.00	1,043.20	4.58	1,000.00	1,020.72	4.53	0.89
Institutional	1,000.00	1,045.48	2.06	1,000.00	1,023.19	2.04	0.40
R-1	1,000.00	1,041.44	6.33	1,000.00	1,019.00	6.26	1.23
R-2	1,000.00	1,042.11	5.66	1,000.00	1,019.66	5.60	1.10
R-3	1,000.00	1,042.88	4.74	1,000.00	1,020.57	4.69	0.92
R-4	1,000.00	1,043.83	3.76	1,000.00	1,021.53	3.72	0.73
R-5	1,000.00	1,044.41	3.14	1,000.00	1,022.13	3.11	0.61

SAM Strategic Growth Portfolio
Class J	1,000.00	1,024.41	4.29	1,000.00	1,020.97	4.28	0.84
Institutional	1,000.00	1,027.21	2.04	1,000.00	1,023.19	2.04	0.40
R-1	1,000.00	1,023.01	6.27	1,000.00	1,019.00	6.26	1.23
R-2	1,000.00	1,023.69	5.61	1,000.00	1,019.66	5.60	1.10
R-3	1,000.00	1,024.41	4.69	1,000.00	1,020.57	4.69	0.92
R-4	1,000.00	1,025.04	3.73	1,000.00	1,021.53	3.72	0.73
R-5	1,000.00	1,025.85	3.11	1,000.00	1,022.13	3.11	0.61

Short-Term Income Fund
Class J	1,000.00	1,020.40	3.29(b)	1,000.00	1,019.81	5.45	1.07
Institutional	1,000.00	1,028.98	2.56	1,000.00	1,022.68	2.55	0.50
R-1	1,000.00	1,019.68	3.99(b)	1,000.00	1,018.65	6.61	1.30
R-2	1,000.00	1,020.06	3.62(b)	1,000.00	1,019.26	6.01	1.18
R-3	1,000.00	1,020.64	3.04(b)	1,000.00	1,020.21	5.04	0.99
R-4	1,000.00	1,021.26	2.43(b)	1,000.00	1,021.22	4.02	0.79
R-5	1,000.00	1,021.60	2.09(b)	1,000.00	1,021.78	3.47	0.68

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2010 (unaudited)

		Actual			Hypothetical
Expenses Paid
		Ending	During Period		Ending	Expenses Paid
	Beginning	Account	May 1, 2010 to	Beginning	Account	During Period May Annualized
	Account Value	Value October	October 31,	Account Value	Value October	1, 2010 to October	Expense
	May 1, 2010	31, 2010	2010(a)	May 1, 2010	31, 2010	31, 2010(a)	Ratio
SmallCap Blend Fund
Class J	$1,000.00	$984.28	$6.70	$1,000.00	$1,018.45	$6.82	1.34%
Institutional	1,000.00	987.44	4.01	1,000.00	1,021.17	4.08	0.80
R-1	1,000.00	983.08	8.25	1,000.00	1,016.89	8.39	1.65
R-2	1,000.00	983.08	7.60	1,000.00	1,017.54	7.73	1.52
R-3	1,000.00	984.11	6.70	1,000.00	1,018.45	6.82	1.34
R-4	1,000.00	985.12	5.75	1,000.00	1,019.41	5.85	1.15
R-5	1,000.00	986.00	5.16	1,000.00	1,020.01	5.24	1.03

SmallCap Growth Fund
Class J	1,000.00	995.58	7.04	1,000.00	1,018.15	7.12	1.40
Institutional	1,000.00	998.65	4.03	1,000.00	1,021.17	4.08	0.80
R-1	1,000.00	994.31	8.29	1,000.00	1,016.89	8.39	1.65
R-2	1,000.00	995.81	7.65	1,000.00	1,017.54	7.73	1.52
R-3	1,000.00	995.88	6.74	1,000.00	1,018.45	6.82	1.34
R-4	1,000.00	997.32	5.79	1,000.00	1,019.41	5.85	1.15
R-5	1,000.00	997.35	5.19	1,000.00	1,020.01	5.24	1.03

SmallCap Growth Fund I
Class J	1,000.00	1,057.21	10.16	1,000.00	1,015.32	9.96	1.96
Institutional	1,000.00	1,062.98	5.67	1,000.00	1,019.71	5.55	1.09
R-1	1,000.00	1,058.07	10.17	1,000.00	1,015.32	9.96	1.96
R-2	1,000.00	1,058.19	9.49	1,000.00	1,015.98	9.30	1.83
R-3	1,000.00	1,059.44	8.57	1,000.00	1,016.89	8.39	1.65
R-4	1,000.00	1,060.57	7.58	1,000.00	1,017.85	7.43	1.46
R-5	1,000.00	1,060.74	6.96	1,000.00	1,018.45	6.82	1.34

SmallCap Growth Fund II
Class J	1,000.00	1,024.13	8.06	1,000.00	1,017.24	8.03	1.58
Institutional	1,000.00	1,026.35	5.21	1,000.00	1,020.06	5.19	1.02
R-1	1,000.00	1,023.58	9.64	1,000.00	1,015.68	9.60	1.89
R-2	1,000.00	1,022.99	8.97	1,000.00	1,016.33	8.94	1.76
R-3	1,000.00	1,023.71	8.06	1,000.00	1,017.24	8.03	1.58
R-4	1,000.00	1,026.10	7.10	1,000.00	1,018.20	7.07	1.39
R-5	1,000.00	1,027.06	6.49	1,000.00	1,018.80	6.46	1.27

SmallCap S&P 600 Index Fund
Class J	1,000.00	982.17	4.00	1,000.00	1,021.17	4.08	0.80
Institutional	1,000.00	984.86	1.00	1,000.00	1,024.20	1.02	0.20
R-1	1,000.00	980.60	5.24	1,000.00	1,019.91	5.35	1.05
R-2	1,000.00	981.58	4.60	1,000.00	1,020.57	4.69	0.92
R-3	1,000.00	981.72	3.70	1,000.00	1,021.48	3.77	0.74
R-4	1,000.00	983.18	2.75	1,000.00	1,022.43	2.80	0.55
R-5	1,000.00	983.22	2.15	1,000.00	1,023.04	2.19	0.43

SmallCap Value Fund
Class J	1,000.00	964.31	6.93	1,000.00	1,018.15	7.12	1.40
Institutional	1,000.00	966.87	4.07	1,000.00	1,021.07	4.18	0.82
R-1	1,000.00	962.94	8.16	1,000.00	1,016.89	8.39	1.65
R-2	1,000.00	964.36	7.53	1,000.00	1,017.54	7.73	1.52
R-3	1,000.00	964.73	6.64	1,000.00	1,018.45	6.82	1.34
R-4	1,000.00	965.61	5.70	1,000.00	1,019.41	5.85	1.15
R-5	1,000.00	966.46	5.11	1,000.00	1,020.01	5.24	1.03

SmallCap Value Fund I
Institutional	1,000.00	968.77	5.11	1,000.00	1,020.01	5.24	1.03
R-1	1,000.00	964.00	9.65	1,000.00	1,015.38	9.91	1.95
R-2	1,000.00	965.11	9.01	1,000.00	1,016.03	9.25	1.82
R-3	1,000.00	966.10	8.13	1,000.00	1,016.94	8.34	1.64
R-4	1,000.00	967.15	7.19	1,000.00	1,017.90	7.38	1.45
R-5	1,000.00	967.20	6.59	1,000.00	1,018.50	6.77	1.33

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2010 (unaudited)

		Actual			Hypothetical
Expenses Paid
		Ending	During Period		Ending	Expenses Paid
	Beginning	Account	May 1, 2010 to	Beginning	Account	During Period May Annualized
	Account Value	Value October	October 31,	Account Value	Value October	1, 2010 to October	Expense
	May 1, 2010	31, 2010	2010(a)	May 1, 2010	31, 2010	31, 2010(a)	Ratio
SmallCap Value Fund II
Class J	$1,000.00	$955.41	$9.51	$1,000.00	$1,015.48	$9.80	1.93%
Institutional	1,000.00	961.20	4.94	1,000.00	1,020.16	5.09	1.00
R-1	1,000.00	957.47	9.23	1,000.00	1,015.78	9.50	1.87
R-2	1,000.00	957.62	8.59	1,000.00	1,016.43	8.84	1.74
R-3	1,000.00	958.19	7.70	1,000.00	1,017.34	7.93	1.56
R-4	1,000.00	958.47	6.76	1,000.00	1,018.30	6.97	1.37
R-5	1,000.00	958.71	6.17	1,000.00	1,018.90	6.36	1.25

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period (July 12, 2010 to October 31, 2010), multiplied by 111/365 (to reflect the period since inception).

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund
		Complex	Other
Name, Position Held with the Fund,	Principal Occupation(s)	Overseen by	Directorships
Address*, and Year of Birth	During past 5 years	Director	Held by Director**
Elizabeth Ballantine	Principal, EBA Associates	99	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Kristianne Blake	President, Kristianne Gates Blake,	99	Avista Corporation;
Director since 2007	P.S.		Russell Investment
Member, Operations Committee			Company; Russell
1954			Investment Funds

Craig Damos	Formerly, CEO, The Weitz Company	99	None
Director since 2008
Member, Operations Committee
1954

Richard W. Gilbert	President, Gilbert Communications,	99	Calamos Asset
Director since 1985	Inc.		Management, Inc.
Member, Nominating and Governance
Committee
Member, Executive Committee
1940

Mark A. Grimmett	Executive Vice President and CFO,	99	None
Director since 2004	Merle Norman Cosmetics, Inc.
Member, Audit Committee
1960

Fritz S. Hirsch	Formerly, President, Sassy, Inc.	99	Focus Products Group
Director since 2005
Member, Audit Committee
1951

William C. Kimball	Partner, Kimball – Porter Investments	99	Casey’s General Stores,
Director since 1999	L.L.C.		Inc.
Member, Nominating and Governance
Committee
1947

Barbara A. Lukavsky	President and CEO, Barbican	99	None
Director since 1987	Enterprises, Inc.
Member, Nominating and Governance
Committee
1940

Daniel Pavelich	Retired.	99	Catalytic Inc.; Vaagen
Director since 2007			Bros. Lumber, Inc.
Member, Audit Committee
1944

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Ralph C. Eucher	Director, Principal Management Corporation (the	99	None
Director, Chairman	“Manager”), since 2008; Chairman, Principal Funds
Member, Executive Committee	Distributor, Inc. (“PFD”) and Princor, since 2008; Senior
1952	Vice President, Principal Life, and Principal Financial
Group, since 2008; Director, Principal Shareholder Services
(“PSS”) and Currency Management Committee – London,
since 2008; Director CCI since 2009; Director, Spectrum,
since 2005.

Nora M. Everett	President and Director, the Manager, since 2008; Senior	99	None
Director, President and CEO	Vice President, Retirement & Investor Services, Principal
Member, Executive Committee	Life, since 2008; Senior Vice President & Deputy General
1959	Counsel, Principal Life, 2004-2008; Director, PFD, since
2008; CEO, Princor, since 2009; Director, Princor, PSS,
Edge, Principal Asset Management Co. (Asia) Limited,
since 2008; Chairman, PFA since 2010; Director, Principal
International and Principal International Holding Company,
LLC, since 2006.

William G. Papesh	Retired December 2007. Prior thereto, President and	99	None
Director	Director of Edge Asset Management, Inc.; President and
Member, Operations Committee	CEO of WM Group of Funds 1987-2006.
1943

*Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA 50392.

**Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Craig L. Bassett	Vice President and Treasurer, Principal Life; Treasurer, the Manager, PFD,
Treasurer	Princor and Spectrum since 2006; Vice President and Treasurer, Edge and
711 High Street, Des Moines, IA 50392	Principal – REI since 2006; Treasurer, PSS since 2007; Vice President and
1952	Treasurer, Columbus Circle, LLC and PGI since 2007.

Michael J. Beer	Executive Vice President, Chief Operating Officer and Director, the Manager,
Executive Vice President	since 2008; Executive Vice President, PFD since 2006. President and Director,
711 High Street, Des Moines, IA 50392	Princor, since 2006; Vice President/Mutual Funds and Broker Dealer, Principal
1961	Life, since 2001; President and Director, PSS since 2007.

Randy L. Bergstrom	Counsel, Principal Life; Counsel, PGI, since 2006.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1955

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
David J. Brown	Vice President, Product & Distribution Compliance, Principal Life; Senior Vice
Chief Compliance Officer	President, PFD, the Manager, and Princor since 2006. Senior Vice President,
711 High Street, Des Moines, IA 50392	PSS, since 2007.
1960

Jill R. Brown	President, PFD since 2010; Senior Vice President/Chief Financial Officer,
Senior Vice President	Princor since 2006; Senior Vice President/Chief Financial Officer, PFD, and PSS,
1100 Investment Blvd, ste 200	since 2007. Senior Vice President/Chief Financial Officer, the Manager, since
El Dorado Hills, CA 95762	2008.
1967

Cary Fuchs	Vice President, PSS, since 2008; FVO, WMSS, 2005-2007; prior thereto,
Senior Vice President of Distribution	Divisional Vice President, BFDS.
1100 Investment Blvd, ste 200
El Dorado Hills, CA 95762
1957

Steve Gallaher	Assistant General Counsel, Principal Life and PFD since 2006; Assistant General
Assistant Counsel	Counsel, PMC, PSS, and Princor since 2007; Prior thereto, self-employed writer.
711 High Street Des Moines, IA 50392
1955

Ernie H. Gillum	Chief Compliance Officer, the Manager, since 2004; Vice President, Product
Vice President, Assistant Secretary	Development, the Manager, and Princor, since 2000; Vice President, PSS, since
711 High Street Des Moines, IA 50392	2007.
1955

Patrick A. Kirchner	Counsel, Principal Life; Assistant General Counsel, the Manager, PGI, and
Assistant Counsel	Princor since 2008.
711 High Street, Des Moines, IA 50392
1960

Carolyn F. Kolks	Counsel, Principal Life, since 2003.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1962

Jennifer A. Mills	Attorney, Principal Life since 2008; Counsel, Princor, PSS, the Manager, and
Assistant Counsel	PFD, since 2009; Registered Product Analyst, Principal Funds, 2007-2008,
711 High Street, Des Moines, IA 50392	Registered Product Development Consultant, Princor 2006-2007; and prior
1973	thereto, Judicial Law Clerk, Iowa Supreme Court.

Layne A. Rasmussen	Vice President and Controller – Mutual Funds, the Manager.
Vice President, Controller, and CFO
711 High Street, Des Moines, IA 50392
1958

Michael D. Roughton	Vice President and Associate General Counsel, Principal Life and Principal
Counsel	Financial Group, since 2001; Counsel, PGI, since 2001; Senior Vice President
711 High Street, Des Moines, IA 50392	and Counsel, the Manager, and Princor, since 2001. Senior Vice President and
1951	Counsel, PFD, since 2007.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Adam U. Shaikh	Counsel, Principal Life and PFD, since 2006. Prior thereto, practicing attorney;
Assistant Counsel	Counsel, the Manager, since 2007.
711 High Street, Des Moines, IA 50392
1972

Dan Westholm	Director Treasury, Principal Life, the Manger, and Princor.
Assistant Treasurer
711 High Street, Des Moines, IA 50392
1966

Beth Wilson	Vice President, Principal, since 2007. Prior thereto, Segment Business Manager
Vice President and Secretary	for Pella Corporation.
711 High Street, Des Moines, IA 50392
1956

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated March 1, 2010 and the Statements of Additional Information dated March 1, 2010. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, at the Principal Funds website at www.principal.com, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved (1) the annual review and renewal of the Management Agreement and various subadvisory agreements for all Funds; (2) an amended Subadvisory Agreement with Barrow, Hanley, Mewhinney & Strauss LLC (“Barrow Hanley”) for the International Value Fund I; (3) an amended Subadvisory Agreement with Brown Investment Advisory Incorporated (“Brown”) for the SmallCap Growth Fund I; (4) an amended Management Agreement with Principal Management Corporation (the “Manager”) related to changes in the fee schedule of the LargeCap Growth Fund I.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements.

At its September 13, 2010 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PFI, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between the Manager and PFI, on behalf of each of the sixty-four (64) series of PFI (each series is referred to as a “Fund”) (2) the Subadvisory Agreements between the Manager and each of AllianceBernstein L.P.; American Century Investment Management, Inc.; Inc.; Barrow Hanley; BlackRock Financial Management, Inc.; Brown; Causeway Capital Management LLC.; Clearbridge Advisors, LLC; Columbus Circle Investors (“Columbus Circle”); Credit Suisse Asset Management LLC; Dimensional Fund Advisors LP; Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Essex Investment Management Company, LLC; Goldman Sachs Asset Management, L.P.; Guggenheim Investment Management, LLC; Invesco Advisers, Inc.; J.P. Morgan Investment Management, Inc.; Jacobs Levy Equity Management, Inc.; Jennison Associates, LLC; Los Angeles Capital Management and Equity Research, Inc.; Mellon Capital Management Corporation; Montag & Caldwell, LLC; Neuberger Berman Fixed Income LLC; Pacific Investment Management Company LLC; Principal Real Estate Investors, LLC (“PRIN”); Principal Global Investors, LLC (“PGI”); Pyramis Global Advisors, LLC; Schroder Investment Management North America Inc. (“Schroder” and including the sub-subadvisory agreement among the Manager, Schroder and Schroder Investment Management North America Limited); Spectrum Asset Management, Inc. (“Spectrum”); Tortoise Capital Advisors, LLC; T. Rowe Price Associates, Inc.; Thompson Siegel & Walmsley, LLC; Turner Investment Partners, Inc.; UBS Global Asset Management (Americas), Inc.; Vaughan Nelson Investment Management, LP; and Westwood Management Corp. (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.” The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and, with the assistance of independent legal counsel, concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

With regard to the Manager, the Board considered, among the factors, that the Manager and its affiliates have demonstrated a commitment to support the Funds, including undertakings to cap Fund expenses to provide competitive expense ratios for shareholders and the implementation of the “Core Satellite” structure for certain Funds in an effort to achieve improved and more consistent performance results. The Board considered the nature, quality and extent of services provided by the Manager under the Management Agreement, including administrative services. In addition, the Board considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered the delegation of day-to-day portfolio management responsibility to the Subadvisors and the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisors. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained for the Funds.

With regard to each Subadvisor, the Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of each Subadvisor, investment approach of each Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered each Subadvisors’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.

Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods (both for a blended three- and five-year period and for a three-year period), and compared those returns to various agreed-upon performance measures, including peer group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisors that did not have a three-year history, the Board reviewed performance for a one-year period. The Board also considered whether investment results were consistent with each Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met or exceeded acceptable levels of investment performance. There were some Funds, or certain Subadvisors for a multi-manager Fund, that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered the longer-term performance of the Funds. The Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisor at the appropriate time, if necessary.

As to each Subadvisor for a Fund, the Manager had advised the Board that either the investment services provided by the Subadvisor to the Fund were reasonable or the Subadvisor’s longer-term track record justified continuing the contract with more in-depth monitoring. Based upon all relevant factors, the Board concluded that either: (i) the investment performance of each Subadvisor for a Fund either met or exceeded acceptable levels of investment performance; or (ii) although the Fund experienced underperformance from the subject Subadvisor, based upon that Fund’s particular circumstances, it was in the best interests of the Fund to continue to closely monitor performance and to renew the Subadvisory Agreements. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Fund’s management fees. The Board received information, based on data supplied by Lipper, comparing each Fund’s contractual management fee (at current asset levels and at theoretical asset levels), actual (after fee waivers) management fee (at current asset levels), actual non-management fees (at current asset levels) and actual total expense ratio (at current asset levels for Class A shares) to advisory fees and expense ratios of mutual funds in a narrow peer group independently selected by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”). For PFI Funds that did not offer Class A shares, the information provided was based upon Class I shares. In addition, the Board also reviewed information for Class I shares for certain Funds for which Class A shares were a small component of the Fund’s assets.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. For most Funds, actual management fees and net expense ratios were within the third quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the third quartile, total net expense ratios were within the third quartile or better. The Board considered specific factors relevant to its review of certain Funds with both actual management fees and total net expenses higher than the third quartile as compared to their Expense Group. For the SAM Portfolios, the Board determined that the Manager’s unique active asset allocation strategy justified higher management fees than the Funds’ peer groups and that the total expense ratios (including the expenses of the underlying funds) compare favorably. The Board considered that some PFI Funds have different management fees from certain other comparable funds managed by the Manager and noted the reasons cited by the Manager for the differing fees.

The Board also considered that the Manager had previously contractually agreed to reduce the management fees for fourteen PFI Funds that have recently implemented the “Core Satellite” structure.

With respect to the Board’s review of the expense caps in place with respect to certain Funds, the Board considered the Manager’s proposals to extend the expense caps in place for most of such Funds for an additional year, to raise the expense cap levels for one Fund and to let expense caps for certain other Funds expire, based upon the individual circumstances of these Funds. The Board also considered the Manager’s proposals to either add new expense caps or to lower the expense cap levels (thereby decreasing the effective expense ratios) applicable to certain share classes of the International Growth Fund, the SmallCap Blend Fund and the SmallCap Growth Fund and to convert certain waivers into expense caps for certain classes of the MidCap Blend Fund.

Considering all factors it deemed relevant, the Board concluded that the management fee schedule for each Fund was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the Management Agreement, for the year ended December 31, 2009. The Board also receives throughout the year information regarding revenue sharing payments made by the Manager. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, PRIN, Edge, Columbus Circle and Spectrum). The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability percentages the Manager provided.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees. The Board noted that as a result of a 2010 Board Breakpoint Task Force review of Fund breakpoints, additional breakpoints were added for certain Funds effective April 1, 2010. In addition, as a part of the contract review process, management offered additional breakpoints for two Funds, LargeCap Value Fund I and International Fund I. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Fund under the applicable Management Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the Bond Market Index Fund, International Equity Index Fund, LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, SmallCap S&P 600 Index Fund and the LifeTime Funds series do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each of these Funds has a relatively low basis point fee for all Fund assets.

Subadvisory Fees, Economies of Scale and Profitability

The Board considered each Fund’s subadvisory fee, noting that the Manager compensates each Subadvisor from its own management fee. The Board also received industry data supplied by Lipper. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates and each Subadvisor from their relationships with the Funds. The Board also considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that management and subadvisory fees for each Fund were reasonable in light of these benefits.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Fund.

Barrow Hanley and Brown Subadvisory Agreements

At its August 9, 2010 meeting, the Board considered whether to approve an amended subadvisory agreement between the Manager and Barrow Hanley for the International Value Fund I. At its September 13, 2010 meeting, the Board considered whether to approve an amended subadvisory agreement between the Manager and Brown for the SmallCap Growth Fund I. The International Value Fund I and SmallCap Growth Fund I are referred to as a “Fund” or together as the “Funds.”

The Board considered the nature, quality and extent of services expected to be provided under each subadvisory agreement. The Board considered the reputation, qualifications and background of each subadvisor, investment approach of each subadvisor, the experience and skills of each subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board noted that each subadvisor provides subadvisory services for other series of PFI. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing subadvisors for the Funds and that the Manager recommended each subadvisor for the applicable Fund based upon that program.

With respect to each proposed subadvisor, the Board reviewed performance information, including the historical performance of the subadvisor’s composite portfolio with an investment strategy similar to the strategy the subadvisor had been proposed to manage for the Fund, as compared to its Morningstar peer group and relevant benchmark index. The Board concluded, based on this information, that investment performance was expected to be satisfactory.

With respect to the subadvisory fees proposed to be paid to each subadvisor, the Board considered that the subadvisory fee rate was negotiated at arm’s length between the Manager and such subadvisor. The Board also compared each proposed fee schedule to that of the existing subadvisors for each Fund. The Board also considered the fees charged by each subadvisor to its other subadvisory clients with the same investment mandate. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under each proposed subadvisory agreement. The Board noted the breakpoint included in each fee schedule and concluded that each fee schedule reflects an appropriate recognition of economies of scale at the Fund’s current asset level. In evaluating the factor of profitability, the Board considered that the Manager will compensate each subadvisor from its own management fees and the Manager had negotiated each subadvisory agreement with each subadvisor at arm’s-length. On the basis of the information provided, the Board concluded that the proposed subadvisory fees were reasonable.

The Board also considered the character and amount of other incidental benefits to be received by the subadvisors. The Board noted the Manager’s representation that each subadvisor has a policy to use soft dollars within the Section 28(e) safe harbor.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the subadvisory agreements were fair and reasonable and that approval of the sub-advisory agreements was in the best interests of the Funds.

Reduction in Management Fees

On June 14, 2010, the Board considered whether to approve an amended and restated Management Agreement in connection with the proposal to reduce the management fee for LargeCap Growth Fund I (the “Fund”).

The Board considered the Manager’s representation that the reduction of the Fund’s management fee would not reduce the quality or quantity of the services provided by the Manager to the Fund and that the Manager’s obligations under the Management Agreement would remain the same in all material respects.

The Board considered that they had last approved the Management Agreement for the Fund during the annual contract renewal process that concluded at the Board’s September 2009 meeting. They noted that during the annual contract renewal process, they had considered the nature, quality and extent of services provided by the Manager under the Management Agreement and had concluded, based on the information provided, that the terms of the Management Agreement were reasonable and that approval of the Management Agreement was in the best interests of the Fund.

SHAREHOLDER MEETING RESULTS

Special Meeting of Shareholders Principal Funds, Inc. – LargeCap Blend Fund I Held July 15, 2010

1.	Approval of a Plan of Reorganization providing for the reorganization of the LargeCap Blend Fund I into the LargeCap S&P 500 Index Fund:

In Favor	Opposed	Abstain
105,558,706.468	8,514,094.147	10,044,841.866

Special Meeting of Shareholders Principal Funds, Inc. – Short-Term Bond Fund Held July 15, 2010

1.	Approval of a Plan of Reorganization providing for the reorganization of the Short-Term Bond Fund into the Short- Term Income Fund:

In Favor	Opposed	Abstain
7,341,031.517	340,956.900	300,585.821

FEDERAL INCOME TAX INFORMATION PRINCIPAL FUNDS, INC. October 31, 2010 (unaudited)

Long Term Capital Gain Dividends. Certain of the Funds distributed long term capital gain dividends during the fiscal year ended October 31, 2010. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements

Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2010, that qualifies for the dividend received deduction is as follows:

	Deductible		Deductible
	Percentage		Percentage
Core Plus Bond Fund I	1%	Principal LifeTime 2025 Fund	18%
Disciplined LargeCap Blend Fund	100%	Principal LifeTime 2030 Fund	27%
Equity Income Fund	83%	Principal LifeTime 2035 Fund	22%
Global Diversified Income Fund	3%	Principal LifeTime 2040 Fund	32%
LargeCap Blend Fund II	100%	Principal LifeTime 2045 Fund	22%
LargeCap Growth Fund I	100%	Principal LifeTime 2050 Fund	36%
LargeCap Growth Fund II	100%	Principal LifeTime 2055 Fund	22%
LargeCap S&P 500 Index Fund	100%	Principal LifeTime Strategic Income Fund	7%
LargeCap Value Fund	100%	SAM Balanced Portfolio	33%
LargeCap Value Fund I	100%	SAM Conservative Balanced Portfolio	16%
LargeCap Value Fund III	100%	SAM Conservative Growth Portfolio	74%
MidCap Blend Fund	100%	SAM Flexible Income Portfolio	9%
MidCap S&P 400 Index Fund	100%	SAM Strategic Growth Portfolio	100%
MidCap Value Fund I	100%	SmallCap Blend Fund	52%
MidCap Value Fund III	100%	SmallCap S&P 600 Index Fund	100%
Principal Capital Appreciation Fund	100%	SmallCap Value Fund	100%
Principal LifeTime 2010 Fund	16%	SmallCap Value Fund I	100%
Principal LifeTime 2015 Fund	14%	SmallCap Value Fund II	100%
Principal LifeTime 2020 Fund	22%

Qualified Dividend Income. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax

Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended October 31, 2010, taxed at a maximum rate of 15% is as follows:

	Percentage		Percentage
Core Plus Bond Fund I	1%	Principal LifeTime 2010 Fund	26%
Disciplined LargeCap Blend Fund	100%	Principal LifeTime 2015 Fund	22%
Diversified International Fund	100%	Principal LifeTime 2020 Fund	35%
Equity Income Fund	100%	Principal LifeTime 2025 Fund	29%
Global Diversified Income Fund	7%	Principal LifeTime 2030 Fund	43%
Global Real Estate Securities Fund	8%	Principal LifeTime 2035 Fund	35%
High Yield Fund	1%	Principal LifeTime 2040 Fund	51%
International Emerging Markets Fund	100%	Principal LifeTime 2045 Fund	36%
International Fund I	56%	Principal LifeTime 2050 Fund	58%
International Growth Fund	100%	Principal LifeTime 2055 Fund	35%
International Value Fund I	56%	Principal LifeTime Strategic Income Fund	11%
LargeCap Blend Fund II	100%	Real Estate Securities Fund	1%
LargeCap Growth Fund I	100%	SAM Balanced Portfolio	46%
LargeCap Growth Fund II	100%	SAM Conservative Balanced Portfolio	23%
LargeCap S&P 500 Index Fund	100%	SAM Conservative Growth Portfolio	100%
LargeCap Value Fund	100%	SAM Flexible Income Portfolio	14%
LargeCap Value Fund I	100%	SAM Strategic Growth Portfolio	100%
LargeCap Value Fund III	100%	SmallCap Blend Fund	52%
MidCap Blend Fund	100%	SmallCap S&P 600 Index Fund	100%
MidCap S&P 400 Index Fund	100%	SmallCap Value Fund	100%
MidCap Value Fund I	100%	SmallCap Value Fund I	100%
MidCap Value Fund III	100%	SmallCap Value Fund II	100%
Principal Capital Appreciation Fund	100%

Foreign Taxes Paid. The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid by each Fund to its shareholders. The total amount of foreign taxes passed through to shareholders on a per share basis for the year ended October 31, 2010, are as follows

	Foreign Taxes
	Per Share
Diversified International Fund	$ 0.0257
Global Diversified Income Fund	$ 0.0090
Global Real Estate Securities Fund	$ 0.0057
International Emerging Markets Fund	$ 0.0636
International Fund I	$ 0.0303
International Growth Fund	$ 0.0251
International Value Fund I	$ 0.0345

Principal Funds, Inc. SmallCap Value Fund I - Tax Year Ended November 14, 2010

The following information is being provided to you, prompted by the acquisition of Principal Funds, Inc. – SmallCap Value Fund I effective November 14, 2010.

Principal Funds, Inc. SmallCap Value Fund I was acquired by Principal Funds, Inc. - SmallCap Value Fund II

	Dividend Received Deduction	Qualified Dividend Income
SmallCap Value Fund I	100%	100%

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns.

For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the Fund’s transfer agent.

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Principal Funds Distributor, Inc. 711 High Street Des Moines, IA 50392-6370 Do not use this address for business correspondence.

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GLOBAL INVESTMENT MANAGEMENT s ASSET ALLOCATION EXPERTISE s RETIREMENT LEADERSHIP

A mutual fund’s share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

     This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing.

To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.

For more information about these funds, including their full names, please see the Principal Funds, Inc. prospectus or visit principal.com.

Insurance products and plan administrative services are provided by Principal life Insurance Company. Principal Funds, Inc. is distributed by Principal Funds Distributor, Inc., 800-222-5852, Member SIPC.

Principal Life and Principal Funds Distributor are members of the Principal Financial Group®, Des Moines, IA 50392.

FV401-04 | 12/2010 | #t10102503es ©2010 Principal Financial Services, Inc.